UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 2)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED AS OF OCTOBER 10, 2024
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street Hamilton, HM 11, Bermuda
[•], 2024
Dear Shareholder:
You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Enstar Group Limited (“Enstar” or the “Company”) to be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.] Eastern Time) online at www.virtualshareholdermeeting.com/ESGR2024SM.
At the Special Meeting, you will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of July 29, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of Parent (“Parent Merger Sub”), Enstar, Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of the Company (“New Company Holdco”), Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of New Company Holdco (“Company Merger Sub”), the First Statutory Merger Agreement, the Second Statutory Merger Agreement and the Third Statutory Merger Agreement (together, as each may be amended from time to time, the “Statutory Merger Agreements”) (such proposal, the “Merger Proposal”). Pursuant to the Merger Agreement, (i) Company Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco, (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the Company (the “Second Merger”), with the Company surviving such merger and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will merge with and into the Company (the “Third Merger” and, together with the First Merger and Second Merger, the “Mergers”), with the Company surviving such merger (the “Third Surviving Company”), so that immediately following such Mergers, Parent will directly own all of the Enstar Ordinary Shares. Parent and Parent Merger Sub are backed by equity commitments from funds or investment vehicles managed or advised by affiliates of Sixth Street Partners, LLC (collectively, “Sixth Street”).
At the Special Meeting, prior to voting on the Merger Proposal, you will also be asked to consider and vote on (i) a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 78 as set forth in the Proxy Statement accompanying this notice (the “Proxy Statement”), which would require any resolution proposed at a general meeting to approve the merger or amalgamation of the Company with any other company be approved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting to be as set forth in Bye-law 27 (the “First Bye-Law Amendment”) (such proposal, the “First Bye-Law Amendment Proposal”), (ii) a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Bermuda Companies Act 1981, as amended (the “Companies Act”), or out of or in connection with the Company’s bye-laws (the “Second Bye-Law Amendment” and, together with the First Bye-Law Amendment, the “Bye-Law Amendments”) (such proposal, the “Second Bye-Law Amendment Proposal”), (iii) a non-binding, advisory proposal to approve compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”) and (iv) a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, together with the Merger Proposal, the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

If the Mergers contemplated by the Merger Agreement are completed, each holder of Enstar ordinary shares, par value $1.00 per share (“Enstar Ordinary Shares”), will be entitled to receive a total of $338 in cash, without interest (the “Total Cash Consideration”), for each Enstar Ordinary Share as a result of the Mergers, unless the holder of such Enstar Ordinary Shares has properly exercised his or her appraisal rights with respect to such Enstar Ordinary Shares. If the Mergers contemplated by the Merger Agreement are completed, the Series C Participating Non-Voting Perpetual Preferred Stock of Enstar (the “Series C Preferred Shares”), the 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series D Preferred Shares”) and the 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar an 1/1000th interest in each represented by one depositary share (the “Series E Preferred Shares” and together with the Series D Preferred Shares and the Series C Preferred Shares, the “Enstar Preferred Shares”, and collectively with the Enstar Ordinary Shares, the “Enstar Shares”) issued and outstanding as of immediately prior to the effective time of the First Merger will be converted into and continue as preferred shares of the Third Surviving Company that are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares.
The proposed Merger is a “going private” transaction under the rules of the Securities and Exchange Commission (the “SEC”). If the Mergers are completed, Enstar will become a privately held company and Parent will directly own all of the Enstar Ordinary Shares.
On July 28, 2024, the board of directors of Enstar (the “Board”) reviewed and considered the terms and conditions of the Merger Agreement and the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”). After considering various factors, including those described in the Proxy Statement, and after consultation with the Company’s legal and financial advisors, the Board unanimously (i) determined in accordance with the Companies Act that (a) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (b) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (c) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (d) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (e) the Transactions are fair to, and in the best interests of, the Company, (ii) approved the Transactions, (iii) approved the Bye-Law Amendments and (iv) resolved, subject to the Merger Agreement, to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to holders of Enstar Shares (the “Board Recommendation”). In addition, the Board, on behalf of Enstar, believes that the Transactions are fair to Enstar’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act, including the unaffiliated security holders of the Enstar Ordinary Shares, the unaffiliated security holders of the Series D Preferred Shares and the unaffiliated security holders of the Series E Preferred Shares.
The Board unanimously recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal, and (v) “FOR” the Adjournment Proposal.
The enclosed Proxy Statement provides detailed information about the Special Meeting, the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Agreement, the Transactions, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement. Copies of the forms of the Statutory Merger Agreements are attached as Annex B, Annex C and Annex D to the Proxy Statement. The Proxy Statement also describes the actions and determinations of the Board in connection with its evaluation of the Merger Agreement and the Transactions. You are encouraged to read the Proxy Statement and its annexes, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about Enstar from documents we file with the SEC from time to time.

In connection with the execution of the Merger Agreement, certain of Enstar’s existing shareholders entered into rollover and support agreements, pursuant to which the applicable shareholders agreed to vote all or a portion of their respective Enstar Ordinary Shares in favor of the approval of the Merger Agreement, subject to certain terms and conditions contained in the agreements. In addition, pursuant to the applicable rollover and support agreement and subject to the terms and conditions described in the section of the Proxy Statement entitled “Special Factors — Financing of the Mergers”, among other things, certain existing shareholders of Enstar are expected to contribute a portion of the Enstar Ordinary Shares owned by such shareholders to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent, which contribution and exchange is expected to happen immediately prior to the closing of the Third Merger and after which such shareholders are expected to indirectly own equity interests in such direct or indirect parent company of Parent. Copies of the rollover and support agreements are attached as Annex E, Annex F, Annex G, Annex H, Annex I, Annex J and Annex K to the Proxy Statement.
We appreciate you taking the time to vote promptly and encourage you to do so electronically. After reading the Proxy Statement, please vote at your earliest convenience by voting over the Internet using the Internet address on the proxy card or by voting by telephone using the toll-free number on the proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Only your last-dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Special Meeting.
If your Enstar Shares are registered directly in your name, you are considered to be the shareholder of record with respect to those shares. If your Enstar Shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those Enstar Shares. However, you are still considered to be the beneficial owner of those Enstar Shares, and your Enstar Shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with the Proxy Statement. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.
Your vote is very important, regardless of the number of Enstar Shares you own. We cannot consummate the Mergers unless the Merger Proposal is approved by (i) if the First Bye-Law Amendment is approved, the affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, the affirmative vote of a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy). In addition, pursuant to the Merger Agreement, the approval by the shareholders of Enstar of the Merger Proposal is a condition to the parties’ obligations to consummate the Mergers.
The failure of any Enstar shareholder of record to grant a proxy electronically over the Internet or by telephone, to submit a signed proxy card or to vote by virtual ballot at the Special Meeting will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger Related Compensation Proposal and the Adjournment Proposal and will cause such shareholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
The Special Meeting will be held virtually, and you will be able to attend the meeting and vote via the Internet at www.virtualshareholdermeeting.com/ESGR2024SM by using the 16-digit control number included in your proxy materials. You will not be able to attend the Special Meeting in person.
If you have any questions about the Proxy Statement, the Special Meeting, the Merger Agreement or the Mergers or need assistance with voting procedures, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling (877) 750-5836 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.
On behalf of the Board, I thank you for your support and appreciate your consideration of these matters.
Sincerely,

Dominic Silvester
Chief Executive Officer
Enstar Group Limited
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document or the Proxy Statement, including the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosure in this document or the Proxy Statement. Any representation to the contrary is a criminal offense.
The Proxy Statement is dated [•], 2024 and, together with the enclosed form of proxy card, is first being mailed to Enstar shareholders on or about [•], 2024.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED AS OF OCTOBER 10, 2024
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street Hamilton, HM 11, Bermuda
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE YOUR ENSTAR SHARES PROMPTLY.
You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Enstar Group Limited (“Enstar” or the “Company”) to be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.], Eastern Time) online at [•].
The Special Meeting will be held for the following purposes:
1.
to consider and vote on a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 78 as set forth in the Proxy Statement accompanying this notice (the “Proxy Statement”), which would require any resolution proposed at a general meeting to approve the merger or amalgamation of the Company with any other company be approved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting to be as set forth in Bye-law 27 (the “First Bye-Law Amendment”) (such proposal, the “First Bye-Law Amendment Proposal”);

2.
to consider and vote on a proposal to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Bermuda Companies Act 1981, as amended (the “Companies Act”), or out of or in connection with the Company’s bye-laws (the “Second Bye-Law Amendment” and, together with the First Bye-Law Amendment, the “Bye-Law Amendments”) (such proposal, the “Second Bye-Law Amendment Proposal”);

3.
to consider and vote on a proposal to approve (i) the Agreement and Plan of Merger, dated as of July 29, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Elk Bidco Limited (“Parent”), Elk Merger Sub Limited, a direct wholly-owned subsidiary of Parent (“Parent Merger Sub”), Enstar, Deer Ltd., a direct wholly-owned subsidiary of the Company (“New Company Holdco”), Deer Merger Sub Ltd., a direct wholly-owned subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which (a) Company Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving such merger as a direct wholly-owned subsidiary of New Company Holdco in accordance with the terms of the Merger Agreement and the First Statutory Merger Agreement (the “First Statutory Merger Agreement”), (b) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the Company (the “Second Merger”), with the Company surviving such merger in accordance with the terms of the Merger Agreement and the Second Statutory Merger Agreement (the “Second Statutory Merger Agreement”), a copy of which is attached as Annex C to the Proxy Statement, and (c) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will merge with and into the Company (the “Third Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with the Company surviving such merger (the “Third Surviving Company”), so that immediately following such merger, Parent will directly own all of the Enstar Ordinary Shares in accordance with the terms of the Merger Agreement and the Third Statutory Merger Agreement (the “Third Statutory Merger Agreement” and, together with the First Statutory Merger Agreement and the Second Statutory

Merger Agreement, the “Statutory Merger Agreements”), (ii) the Statutory Merger Agreements and (iii) the Mergers (such proposal, the “Merger Proposal”);
4.
to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”); and

5.
to consider and vote on a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, together with the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

Holders of Enstar ordinary shares, par value $1.00 per share (“Enstar Ordinary Shares”) are entitled to vote on all of the Special Meeting Proposals and holders of Series C Participating Non-Voting Perpetual Preferred Stock of Enstar (the “Series C Preferred Shares”), the 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series D Preferred Shares”) and the 7.00% Perpetual Non- Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar an 1/1000th interest in each represented by one depositary share (the “Series E Preferred Shares” and together with the Series D Preferred Shares and the Series C Preferred Shares, the “Enstar Preferred Shares”, and collectively with the Enstar Ordinary Shares, the “Enstar Shares”) are entitled to vote on the Merger Proposal and the Adjournment Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis). The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal. The failure of any shareholder of record to grant a proxy electronically over the Internet or by telephone, submit a signed proxy card, or to vote by virtual ballot at the Special Meeting will not have any effect on the proposal to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to the Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
Only Enstar shareholders of record as of the close of business on [•], 2024 are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Special Meeting will be available in our principal executive offices located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda during regular business hours.
For purposes of Section 106(2)(b)(i) of the Companies Act, the Board determined the fair value for each (i) Enstar Ordinary Share to be the Total Cash Consideration and (ii) Enstar Preferred Share to be the corresponding preferred share of Enstar as the Third Surviving Company following the Mergers with all of its relative rights, terms and conditions remaining unchanged.

Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Bermuda Court) for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. See the section entitled “Appraisal Rights” beginning on page 170 of the Proxy Statement for a more detailed description of the appraisal rights available to Enstar shareholders.
Enstar’s board of directors (the “Board”) unanimously recommends that you vote “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal, and “FOR” the Adjournment Proposal. In considering the recommendation of the Board, Enstar shareholders should be aware that the Company’s executive officers and members of the Board may have agreements and arrangements in place that provide them with interests in the Mergers that may be different from, or in addition to, those of the holders of Enstar Shares generally. See the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Merger” beginning on page 90 of the Proxy Statement.
Your vote is important. Whether or not you expect to attend the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card, or to submit your vote by Internet or telephone, at your earliest convenience. If you hold your Enstar Shares in “street name,” you should instruct your broker, bank, trust, depositary or other nominee how to vote your Enstar Shares in accordance with the voting instruction form that you will receive from your broker, bank, trust, depositary or other nominee. Your broker, bank, trust or other nominee cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions. Instructions for voting your Enstar Shares are included on the enclosed proxy card or the voting instruction form you will receive. If you are a record holder and you send in your proxy and then decide to attend the Special Meeting to vote your Enstar Shares, you may still do so. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Special Meeting. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Your depositary cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions.
Our Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.
By order of the Board of Directors,

Audrey B. Taranto
General Counsel and Corporate Secretary
Enstar Group Limited
[•], 2024

IMPORTANT
Your vote is extremely important. Whether or not you plan to virtually attend the Special Meeting and regardless of the number of Enstar Shares you own, we urge you to vote promptly “FOR” each of the Special Meeting Proposals.
If you have any questions about submitting your proxy card or otherwise require assistance, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call: (877) 750-5836 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

i

Merger Consideration	80
Projections	85
Interests of the Directors and Executive Officers of Enstar in the Mergers	90
Financing of the Mergers	99
Limited Guarantee	101
Intent of Enstar Directors and Executive Officers to Vote in Favor of the Merger	101
Intent of Certain Enstar Shareholders to Vote in Favor of the Merger	101
Closing and Effective Time	102
Accounting Treatment	102
Material U.S. Federal Income Tax Consequences of the Mergers	102
Regulatory Approvals Required for the Mergers	106
Fees and Expenses	107
THE SPECIAL MEETING	109
Date, Time and Place of the Special Meeting	109
Purpose of the Special Meeting	109
Record Date; Shares Entitled to Vote	109
Quorum	110
Required Vote; Abstentions and Broker Non-Votes	110
Share Ownership of Directors and Executive Officers of Enstar	111
Shares Held by the Reinvesting Shareholders	111
Voting of Proxies	111
How You May Revoke or Change Your Vote	112
Adjournments	113
Technical Difficulties or Trouble Accessing the Virtual Meeting Website	113
Tabulation of Votes	113
Solicitation of Proxies	113
Anticipated Date of Consummation of the Mergers	114
Appraisal Rights	114
Attending the Special Meeting	114
Voting at the Special Meeting Remotely as a Shareholder of Record or as a Beneficial Owner Who Holds Shares Through a Broker, Bank, Trust or Other Nominee	114
Assistance	114
PROPOSAL 1: THE FIRST BYE-LAW AMENDMENT	115
The First Bye-Law Amendment Proposal	115
Vote Required	115
Board Recommendation	115
PROPOSAL 2: THE SECOND BYE-LAW AMENDMENT	116
The Second Bye-Law Amendment Proposal	116
Vote Required	116
Board Recommendation	116
PROPOSAL 3: APPROVAL OF THE MERGER AGREEMENT	117
TERMS OF THE MERGER AGREEMENT	118
Explanatory Note Regarding the Merger Agreement	118
Effect of the Mergers	118

SUMMARY TERM SHEET
This summary term sheet highlights the material terms contained in this proxy statement (this “Proxy Statement”) related to the series of mergers to be undertaken by Enstar Group Limited (“Enstar” or the “Company”), Deer Ltd. (“New Company Holdco”), Deer Merger Sub Ltd. (“Company Merger Sub” and collectively with the Company and New Company Holdco, the “Enstar Parties”), Elk Bidco Limited (“Parent”), and Elk Merger Sub Limited (“Parent Merger Sub” and, together with Parent, Elk Topco, LLC and Elk Parent Limited, the “Buyer Parties”), and may not contain all of the information that is important to you. To understand the Mergers more fully and for a more complete description of the legal terms of the Mergers, you should read carefully this entire Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement, as they contain important information about, among other things, the Mergers and how they affect you. The Agreement and Plan of Merger, dated as of July 29, 2024, as it may be amended from time to time, by and among the Company, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub (the “Merger Agreement”) is attached as Annex A to this Proxy Statement and the forms of the Statutory Merger Agreements (as defined below in the section entitled “Summary Term Sheet —  Purpose” beginning on page 1 of this Proxy Statement) are attached as Annex B, Annex C and Annex D to this Proxy Statement. You are encouraged to read the Merger Agreement, which is the legal document that governs the Mergers.
Because the transactions contemplated by the Merger Agreement (the “Transactions”) constitute a “going private” transaction under the rules of the United States Securities and Exchange Commission (the “SEC”), the Enstar Parties and the Purchaser Filing Parties have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to such transactions. You may obtain additional information about the Schedule 13E-3 in the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.
Except as otherwise specifically noted in this Proxy Statement, “Enstar,” the “Company,” “we,” “our,” “us” and similar words in this Proxy Statement refer to Enstar Group Limited, including, in certain cases, our subsidiaries. Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
The Special Meeting (page 109)
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Date, Time and Place. The special meeting of the shareholders of Enstar (“Enstar shareholders”) (the “Special Meeting”) will be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([a.m.] / [p.m.] Eastern Time) online at www.virtualshareholdermeeting.com/ESGR2024SM.

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Record Date; Shares Entitled to Vote. You are entitled to vote at the Special Meeting if you owned ordinary shares of Enstar, par value $1.00 per share (“Enstar Ordinary Shares”) or if you owned Series C Participating Non-Voting Perpetual Preferred Stock of Enstar (the “Series C Preferred Shares”), 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share of Enstar, an 1/1000th interest in each represented by one depositary share (the “Series D Preferred Shares”) and the 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar an 1/1000th interest in each represented by one depositary share (the “Series E Preferred Shares” and together with the Series D Preferred Shares and the Series C Preferred Shares, the “Enstar Preferred Shares”, and collectively with the Enstar Ordinary Shares, the “Enstar Shares”), at the close of business on [•], 2024, the record date for the Special Meeting (the “Record Date”). Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal (each, as defined in the section entitled “Summary Term Sheet — Purpose” below). You will have one vote at the Special Meeting for each Enstar Share you owned at the close of business on the Record Date.

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Purpose. At the Special Meeting, we will ask Enstar shareholders of record as of the Record Date to vote on the following proposals:

1.
Proposal 1 — to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would require any resolution proposed at a general meeting to approve the merger or amalgamation of the

Company with any other company be approved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting to be as set forth in Bye-law 27 (the “First Bye-Law Amendment”) (such proposal, the “First Bye-Law Amendment Proposal”);
2.
Proposal 2 — to approve, with immediate effect, an amendment to the Company’s bye-laws inserting a new Bye-law 79 as set forth in the Proxy Statement, which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Bermuda Companies Act 1981, as amended (the “Companies Act”), or out of or in connection with the Company’s bye-laws (the “Second Bye-Law Amendment” and, together with the First Bye-Law Amendment, the “Bye-Law Amendments”) (such proposal, the “Second Bye-Law Amendment Proposal”);

3.
Proposal 3 — to approve (i) the Merger Agreement, pursuant to which (a) Company Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the merger in accordance with the terms of the Merger Agreement and the First Statutory Merger Agreement (the “First Statutory Merger Agreement”), (b) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the Company (the “Second Merger”), with the Company surviving such merger in accordance with the terms of the Merger Agreement and the Second Statutory Merger Agreement (the “Second Statutory Merger Agreement”) and (c) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will merge with and into the Company (the “Third Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with the Company surviving such merger in accordance with the terms of the Merger Agreement and the Third Statutory Merger Agreement (the “Third Statutory Merger Agreement” and, together with the First Statutory Merger Agreement and the Second Statutory Merger Agreement, the “Statutory Merger Agreements”), (ii) the Statutory Merger Agreements and (iii) the Mergers (such proposal, the “Merger Proposal”);

4.
Proposal 4 — to approve, by non-binding, advisory vote, compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”); and

5.
Proposal 5 — to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, together with the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, and the Merger-Related Compensation Proposal, the “Special Meeting Proposals”).

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Quorum. As of the Record Date, there were approximately [•] Enstar Ordinary Shares and approximately [•] Enstar Preferred Shares issued and outstanding and entitled to be voted at the Special Meeting.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Adjournment Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half (if the First Bye-Law Amendment Proposal is approved) or one-third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Merger Proposal.

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As a result, an aggregate number of [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is approved) and the Adjournment Proposal. [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is not approved). [•] Enstar Ordinary Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

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Enstar Ordinary Shares and Enstar Preferred Shares are counted as present if:

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the holders of such shares are present in person at the virtual Special Meeting; or

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a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.

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If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your Enstar Ordinary Shares or Enstar Preferred Shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your Enstar Shares are held in “street name,” your Enstar Shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your Enstar Shares. If you hold your Enstar Shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your Enstar Shares should be voted for any of the Special Meeting Proposals at the Special Meeting, those shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

Required Vote; Abstentions and Broker Non-Votes
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Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

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First Bye-Law Amendment Proposal Second Bye-Law Amendment Proposal and Merger-Related Compensation Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis).

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Merger Proposal. The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting, or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal.

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Adjournment Proposal. The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal.
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This means that the Merger Proposal will be approved if the number of Enstar Shares voted “FOR” such proposal is greater than fifty percent (50%) (if the First Bye-Law Amendment is approved) or seventy-five percent (75%) (if the First Bye-Law Amendment is not approved) of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares present at the Special Meeting (in person or by proxy), voting together as a single class. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal but will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

Share Ownership of Directors and Executive Officers of Enstar.
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As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares. We expect that the directors and executive officers of Enstar will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting. The directors and executive officers of Enstar have informed Enstar that they currently intend to vote all of their Enstar Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

How You Can Vote.
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You may cast your Enstar Shares in any of four ways:

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by voting over the Internet using the website indicated on the enclosed proxy card;

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by telephone using the toll-free number on the enclosed proxy card;

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by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or

4.
by attending the Special Meeting in a virtual format and voting by virtual ballot. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials.

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If your Enstar Shares are registered directly in your name, you are considered the shareholder of record with respect to those Enstar Shares.

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If your Enstar Shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those Enstar Shares. However, you are still considered to be the beneficial owner of those Enstar Shares, and your Enstar Shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described above. Because the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee does not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
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Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.

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We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone or by signing, dating and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically.

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YOUR VOTE IS VERY IMPORTANT. We encourage all Enstar shareholders to vote electronically. Please submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card. If you do not have access to a touch-tone phone or the Internet, you may alternatively vote by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided — even if you plan to attend the Special Meeting. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your Enstar Shares as you have directed.

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All Enstar Shares entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) received at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy card, such Enstar Shares will be voted by the proxy holders named on the enclosed proxy card according to the recommendation of the board of directors of Enstar (the “Board”) “FOR” each of the Special Meeting Proposals.

Parties Involved in the Mergers (page 41)
Enstar Parties
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Enstar Group Limited (Enstar)

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Enstar is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. Enstar was formed in 1993, as one of the world’s first standalone “run-off” insurance companies. By 2007, the Company became Enstar Group Limited, and listed on NASDAQ under the ticker ESGR.

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Enstar Ordinary Shares are currently listed on The Nasdaq Stock Market LLC (“NASDAQ”) under the symbol “ESGR” and depositary shares of the Series D Preferred Shares or the Series E Preferred Shares are listed under the symbols, “ESGRP,” and “ESGRO,” respectively, on NASDAQ.

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Enstar’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. Enstar’s telephone number is (441) 292-3645 and its corporate website is http://www.enstargroup.com.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Enstar Group Limited” beginning on page 41 of this Proxy Statement for a more detailed description of Enstar.

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Deer Ltd. (New Company Holdco)

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New Company Holdco is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of the Company and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Second Merger, New Company Holdco will merge with and into the Company, as the First Surviving Company, and will cease to exist.

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New Company Holdco’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM11, Bermuda and its telephone number is (441) 292-3645.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Deer Ltd.” beginning on page 41 of this Proxy Statement for a more detailed description of New Company Holdco.

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Deer Merger Sub Ltd. (Company Merger Sub)

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Company Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of New Company Holdco and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the First Merger, Company Merger Sub will merge with and into the Company and will cease to exist.

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Company Merger Sub’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda and its telephone number is (441) 292-3645.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Deer Merger Sub Ltd.” beginning on page 41 of this Proxy Statement for a more detailed description of Company Merger Sub.

Buyer Parties
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Elk Topco, LLC

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Elk Topco, LLC is a limited liability company existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Topco, LLC has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Topco, LLC will indirectly own all of the ordinary shares of the Company.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Topco, LLC” beginning on page 42 of this Proxy Statement for a more detailed description of Elk Topco, LLC.

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Elk Parent Limited

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Elk Parent Limited is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Parent Limited has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Elk Parent Limited is the sole shareholder of Parent.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Parent Limited” beginning on page 42 of this Proxy Statement for a more detailed description of Elk Parent Limited.

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Elk Bidco Limited (Parent)

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Parent is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Parent will directly own all of the Enstar Ordinary Shares.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Bidco Limited (Parent)” beginning on page 42 of this Proxy Statement for a more detailed description of Parent.

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Elk Merger Sub Limited (Parent Merger Sub)

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Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct, wholly-owned subsidiary of Parent and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions. Upon completion of the Third Merger, Parent Merger Sub will merge with and into the Company and will cease to exist.

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The Buyer Parties’ principal executive office is located at Walkers Corporate (Bermuda) Limited of Park Place, 55 Par-la-Ville Road, Hamilton, HM 11, Bermuda and their phone number is +1 441 242 1500.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Elk Merger Sub Limited (Parent Merger Sub)” beginning on page 42 of this Proxy Statement for a more detailed description of Parent Merger Sub.

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None of Alan Waxman or any of the Sixth Street Filing Parties has any relationship to or with any of the Buyer Parties, except that (i) in connection with the Transactions, funds or investment vehicles managed or advised by affiliates of Sixth Street have provided Parent with a commitment letter to provide up to approximately $3.51 billion of equity financing, which will be available, together with the Debt Financing and Preferred Equity Financing, to fund the Third Merger Cash Consideration and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Third Merger by the Company and the Buyer Parties, (ii) Joshua Easterly, Anthony Michael Muscolino and Jennifer Gordon, who control and therefore beneficially own Elk Parent Limited, Parent and Merger Sub, are individuals who are employees of Sixth Street, and (iii) Alan Waxman is a Co-Founding Partner and Chief Executive Officer of Sixth Street and is the managing member of the Sixth Street entity that ultimately indirectly controls (a) the Sixth Street funds and investment vehicles providing the equity financing and (b) the registered investment adviser of such Sixth Street funds. For more information, please see the section entitled “Special Factors — Financing of the Mergers” beginning on page 99 of this proxy statement.

Sixth Street Filing Parties
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Each of Elk Evergreen Investments, LLC (“Elk Evergreen”), Elk Cypress Investments, LLC (“Elk Cypress”) and TSSP Sub-Fund HoldCo, LLC (“Sub-Fund HoldCo”) and, together with Elk Evergreen and Elk Cypress, the “Sixth Street Filing Parties”) is a Delaware limited liability company.

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Sub-Fund HoldCo is the sole member of TAO SPV GP, LLC, which is the manager of Elk Evergreen and Elk Cypress, each of which directly holds Enstar Ordinary Shares.

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The Merger Agreement permits the Enstar Ordinary Shares held by Elk Evergreen and Elk Cypress to either be converted into the right to receive the Total Cash Consideration and cancelled or “rolled over” into equity of Elk Topco, LLC. It has been determined that such Enstar Ordinary Shares held by Elk Cypress and Elk Evergreen will be converted into the right to receive the Total Cash Consideration and cancelled, and thus, Elk Cypress and Elk Evergreen will not have any economic or beneficial interest in the post-closing private company.

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Sub-Fund HoldCo is managed by its sole member, whose managing member is Alan Waxman, a United States citizen.

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The principal executive office of each of the Sixth Street Filing Parties is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201 and their phone number is (469) 621-3001.

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The Sixth Street Filing Parties are affiliated with Sixth Street Partners, LLC (“Sixth Street”), a global investment firm headquartered in the United States.

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See the section entitled “Special Factors — Parties Involved in the Mergers — Sixth Street Filing Parties” beginning on page 42 of this Proxy Statement for a more detailed description of the Sixth Street Filing Parties.

CEO Filing Party
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Dominic F. Silvester (the “CEO Filing Party” and, together with the Buyer Parties and the Sixth Street Filing Parties, the “Purchaser Filing Parties”) is the Chief Executive Officer and a director of the Company.

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Concurrently with the execution and delivery of the Merger Agreement, the CEO Filing Party entered into a Rollover and Support Agreement (the “Support Agreement”) with Elk Evergreen, Elk Cypress, and the indirect sole owner of Parent (“Topco”), pursuant to which, among other things, the CEO Filing Party has agreed to support the Transactions and vote in favor of the matters to be submitted to Enstar shareholders in connection with the Mergers, including the adoption of the Merger Agreement, and against any Acquisition Proposal.

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Also pursuant to the Support Agreement, the CEO Filing Party has agreed to contribute certain Enstar Ordinary Shares he beneficially owns in exchange for certain non-voting equity interests of TopCo (the “Reinvestment”).

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The Support Agreement will terminate upon the valid termination of the Merger Agreement in accordance with its terms.

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The principal business address for Mr. Silvester is c/o Enstar Group Limited, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.

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See the section entitled “Special Factors — Parties Involved in the Mergers — CEO Filing Party” beginning on page 43 of this Proxy Statement for a more detailed description of the CEO Filing Party.

Effect of the Mergers (page 78)
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The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Companies Act, Enstar, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub will effect a series of Mergers. Enstar will merge with and into Company Merger Sub (the “First Merger”), with Enstar surviving the merger as a direct wholly-owned subsidiary of New Company Holdco (the “First Surviving Company”). As soon as practicable following the time indicated on the certificate of merger with respect to the First Merger (the “First Effective Time”), New Company Holdco will merge with and into the Company, as the First Surviving Company (the “Second Merger”), with the Company surviving the merger (the “Second Surviving Company”). As soon as practicable following the time indicated on the certificate of merger with respect to the Second Merger (the “Second Effective Time”), Parent Merger Sub will merge with and into the Company, as the Second Surviving Company (the “Third Merger”, together with the First Merger and Second Merger, the “Mergers”), with the Company surviving as the surviving company (the “Third Surviving Company”).

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As a result of the Mergers, Parent will directly own all Enstar Ordinary Shares, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement. Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares. If the Mergers are consummated, holders of Enstar Ordinary Shares will not own any shares of the Third Surviving Company and holders of Enstar Preferred Shares will hold preferred shares of Enstar as the Third Surviving Company following the Mergers, with all of their relative rights, terms and conditions remaining unchanged.
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Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Supreme Court of Bermuda (the “Bermuda Court”) for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. For more information, please see the section of this Proxy Statement entitled “Appraisal Rights” and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.

Merger Consideration (page 80)
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Enstar Ordinary Shares

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Following the Mergers, Enstar shareholders holding Enstar Ordinary Shares will receive a total of $338 in cash per Enstar Ordinary Share, as provided in more detail below.

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Upon the First Effective Time, each Enstar Ordinary Share that is issued and outstanding as of immediately prior to the First Effective Time (other than (i) Enstar Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned subsidiaries, (ii) any Reinvesting Shares (as defined below in the section entitled “Summary Term Sheet — Rollover and Support Agreements” beginning on page 18 of this Proxy Statement), (iii) any Enstar Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares), (iv) any Enstar Ordinary Shares that are Dissenting Shares (as defined below in the section entitled “Summary Term Sheet — Enstar Preferred Shares” beginning on page 11 of this Proxy Statement) and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date (as defined below in the section entitled “Summary Term Sheet — Treatment of Equity Awards” beginning on page 12 of this Proxy Statement), any Enstar Ordinary Shares held subject to the Joint Share Ownership Plan award (the “JSOP”) at such time), will be converted into (a) the right to receive an amount in cash equal to (x) $500 million (the “Aggregate First Merger Amount”) divided by (y) the number of Enstar Ordinary Shares, on a fully diluted basis minus the number of Reinvesting Shares, without interest and less any amounts required to be deducted or withheld or as may be reduced as required by applicable law or any governmental entity (the “First Merger Cash Consideration”) and (b) the number of ordinary shares, par value $1.00 per share, of New Company Holdco (the “New Ordinary Share”) equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (together with the First Merger Cash Consideration, the “First Merger Consideration”). Upon the First Effective Time, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time will be converted into a New Ordinary Share.

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Upon the Second Effective Time, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned subsidiaries, (ii) any New Ordinary Shares subject to the Company’s equity awards, and (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date (as defined below in the section entitled “Summary Term Sheet — Treatment of Equity Awards”), any New Ordinary Shares held subject to the JSOP at such time), will be converted into an ordinary share, par value $1.00 per share, of the Second Surviving Company (a “Second Surviving Company Ordinary Share”). Upon the Second Effective Time, each New Ordinary Share held by the Reinvesting Shareholders immediately prior to the Second Effective Time issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders (as defined below in the section entitled “Rollover and Support Agreements”) will be converted into a Second Surviving Company Ordinary Share.

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Upon the time indicated on the certificate of merger with respect to the Third Merger (the “Third Effective Time”), each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned subsidiaries, (ii) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (iv) to the extent the Third Effective Time occurs prior to the JSOP Exchange Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive an amount in cash equal to (a) (x) (I) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Ordinary Shares held by holders of the Reinvesting Shares, on a fully diluted basis, as of immediately prior to the Third Effective Time, minus (II) Aggregate First Merger Amount divided by (y) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Ordinary Shares held by holders of Reinvesting Shares, on a fully diluted basis, plus (b) (x) the aggregate cash consideration actually paid in respect of the First Merger, divided by (y) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis plus (c) if applicable, any amount set forth in the notice whereby Parent specifies that it will increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld (the “Third Merger Cash Consideration” and together with the First Merger Cash Consideration, the “Total Cash Consideration”). Upon the Third Effective Time, each Second Surviving Company Ordinary Share held by holders of the Reinvesting Shares will, at the election of Parent, either receive the Total Cash Consideration or be canceled and cease to exist.

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If prior to the closing of the First Merger (the “First Closing”), the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement —  Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.

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Although fractional shares of New Ordinary Shares and Second Surviving Company Ordinary Shares may be issued at the First Effective Time and the Second Effective Time, respectively, the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (a) as provided in more detail above, the Total Cash Consideration to be received by

Enstar shareholders is tied to the number of Enstar Ordinary Shares held by Enstar shareholders immediately prior to the First Effective Time rather than the number of New Ordinary Shares or Second Surviving Company Ordinary Shares held at the Second Effective Time and Third Effective time, respectively, (b) the Merger Agreement expressly provides that the aggregate cash consideration received per each Enstar Ordinary Share will be equal to $338 and (c) no Company shareholder will be able to transfer any New Ordinary Shares or Second Surviving Company Ordinary Shares prior to the Third Effective Time.
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Enstar Preferred Shares

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Following the Mergers, Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail below.

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Upon the First Effective Time, each Enstar Preferred Share issued and outstanding immediately prior to the First Effective Time will automatically be converted into a preferred share of New Company Holdco and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time will automatically be converted into a preferred share of the Company, as the Second Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Upon the Third Effective Time, each such preferred shares issued and outstanding immediately prior to the Third Effective Time will automatically be converted into a preferred share of the Company, as the Third Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Enstar Shares held by a holder of Enstar Ordinary Shares, New Ordinary Shares, Enstar Preferred Shares, Second Surviving Company Ordinary Shares or the preferred shares of the First Surviving Company or Second Surviving Company who (i) did not vote in favor of any of the Mergers in respect of which they had a right vote upon, (ii) complied with all of the provisions of the Companies Act concerning the right of such holders to require appraisal of such shares, as applicable, pursuant to the Companies Act and (iii) did not effectively withdraw or otherwise waive any right to appraisal or fail to comply with Section 106(6) of the Companies Act (referred to collectively as the “Dissenting Shares”) will be cancelled and cease to exist and will not be converted into or represent the right to receive the Total Cash Consideration or the preferred shares of the Third Surviving Company, as applicable, following the Mergers. Such Enstar shareholders instead will only be entitled to receive the fair value of such Dissenting Shares held by them in accordance with, and as provided by, Section 106 of the Companies Act. For more information, please refer to the section of this Proxy Statement entitled “Appraisal Rights” and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.

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Holders of Enstar Preferred Shares shall receive the same number (including any fraction) of preferred shares in the Third Surviving Company as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time (which will also be the number of preferred shares of New Company Holdco following the First Effective Time and the number of preferred shares of the Second Surviving Company following the Second Effective

Time). As noted above in respect of the Enstar Ordinary Shares, (a) the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (b) no such holders will be able to transfer any preferred shares of New Company Holdco or the Company, as the Second Surviving Company, prior to the Third Effective Time.
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Treatment of Equity Awards

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This section describes the treatment in connection with the Mergers of outstanding equity awards with respect to Enstar Ordinary Shares held by non-employee directors, executive officers and other employees and service providers of Enstar, including:

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awards of Enstar Ordinary Shares that are subject solely to service-based vesting requirements (each, a “Company Restricted Share”);

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restricted share unit awards that are subject solely to service-based vesting requirements (each, a “Company RSU Award”);

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restricted share unit awards that are subject to performance-based vesting requirements (each, a “Company PSU Award”); and

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the JSOP held by Dominic F. Silvester.

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In each case, the cash payments described below will be subject to applicable tax withholdings.

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Company Restricted Shares: At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described below in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.

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Company RSU Awards: In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:

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at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

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Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 96 of this Proxy Statement.

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Earned Company PSU Awards: In connection with the Mergers, each Company PSU Award with respect to which the applicable performance period has been completed before the Third

Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

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Unearned Company PSU Awards: In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award (as defined in this section below)) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:

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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

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Special Company PSU Awards: In connection with the Mergers, each unvested Company PSU Award that provides for full vesting on a change of control based on the greater of target performance and actual performance in accordance with the relevant award agreement (each, a “Special Company PSU Award”) will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of target performance and actual performance. The conversion process will be effectuated as follows:

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at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

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Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.

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JSOP: The treatment of the JSOP will depend on when the First Effective Time occurs.

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If the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”) or, if later, before the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”), then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee (as defined in the JSOP) to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

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If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

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Treatment of the Company ESPP. With respect to the Amended and Restated Enstar Group Limited Employee Share Purchase Plan (the “Company ESPP”):

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all offering periods under the Company ESPP were terminated as of June 30, 2024 (the “Final Exercise Date”);

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the Company ESPP was terminated as of the Final Exercise Date, subject to the occurrence of the Third Closing;

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each outstanding right under the Company ESPP on the Final Exercise Date will be caused to be exercised as of such date for the purchase of Enstar Ordinary Shares in accordance with the terms of the Company ESPP; and

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any outstanding Enstar Ordinary Shares obtained through the exercise of such outstanding right will be treated on the same basis as Enstar Ordinary Shares generally, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.

Effect on Enstar if the Mergers Are Not Consummated (page 80)
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If the Merger Proposal is not approved by the requisite Enstar shareholders, or if the Mergers are not consummated for any other reason:

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the Enstar shareholders will not be entitled to, nor will they receive, any payment or other consideration for their respective Enstar Shares pursuant to the Merger Agreement;

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Enstar will remain an independent public company, the Enstar Ordinary Shares and depositary shares representing interests in Enstar Preferred Shares will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and Enstar will continue to file periodic reports with the SEC on account of the Enstar Shares;

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under certain specified circumstances, Enstar may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement;

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under certain specified circumstances, Parent may be required to pay the Company the Parent Termination Fee or the Debt Event of Default Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Parent Termination Payments” beginning on page 145 of this Proxy Statement; and

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Enstar shareholders will continue to own their Enstar Shares and will continue to be subject to the same general risks and opportunities as those to which they are currently subject with respect to ownership of Enstar Shares.

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If the Mergers are not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of Enstar Shares, including the risk that the market price of Enstar Shares may decline to the extent that the current market price of the Enstar Shares reflects a market assumption that the Mergers will be consummated. If the Mergers are not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition earnings or prospects of the Company will not be adversely impacted.

Recommendation and Reasons for the Mergers (page 56)
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On July 28, 2024, the Board, after considering various factors described in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement, and after consultation with the Company’s outside legal counsel and independent financial advisor, unanimously (a) determined in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (v) the Transactions are fair to, and in the best interests of, the Company, (b) approved the Transactions, (c) approved the Bye-Law Amendments and (d) resolved, subject to the terms of the Merger Agreement, to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to holders of Enstar Shares (the “Board Recommendation”). In addition, the Board, on behalf of Enstar, believes that the Mergers are fair to Enstar’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act, including the unaffiliated security holders of the Enstar Ordinary Shares, the unaffiliated security holders of the Series D Preferred Shares and the unaffiliated security holders of the Series E Preferred Shares (collectively, the “Enstar unaffiliated security holders”). The Board did not evaluate whether the

“rollover” provisions of the Rollover and Support Agreements with the Reinvesting Shareholders are advisable, fair to and in the best interests of the Reinvesting Shareholders.
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The Board recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal and (v) “FOR” the Adjournment Proposal.

Opinion of Goldman Sachs (page 65)
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Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Board that, as of July 29, 2024 and based upon and subject to the factors and assumptions set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders of Enstar Ordinary Shares (other than Parent and its affiliates and the holders of Reinvesting Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders.

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The full text of the written opinion of Goldman Sachs, dated July 29, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex L. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Transaction. Goldman Sachs’ opinion is not a recommendation as to how any Enstar shareholder should vote with respect to the Transaction or any other matter. Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $54 million, all of which is contingent upon consummation of the Transactions.

Position of the Sixth Street Filing Parties and the Buyer Parties as to the Fairness of the Mergers (page 71)
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The Sixth Street Filing Parties and Buyer Parties believe that the Mergers are substantively and procedurally fair to the Enstar unaffiliated security holders. However, none of the Sixth Street Filing Parties or Buyer Parties has undertaken any formal evaluation of the fairness of the Mergers to the Enstar unaffiliated security holders or engaged a financial advisor for such purpose. Moreover, none of the Sixth Street Filing Parties or Buyer Parties participated in the deliberations of the Board or received advice from the Company’s legal or financial advisors in connection with the Mergers. The belief of the Sixth Street Filing Parties and Buyer Parties as to the fairness of the Mergers is based on the factors discussed in the section of this Proxy Statement entitled “Special Factors — Position of the Sixth Street Filing Parties and the Buyer Parties as to the Fairness of the Mergers” beginning on page 71 of this Proxy Statement.

Position of the CEO Filing Party as to the Fairness of the Mergers (page 75)
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The CEO Filing Party believes that the Mergers are substantively and procedurally fair to the Enstar unaffiliated security holders. However, the CEO Filing Party has not undertaken any formal evaluation of the fairness of the Mergers to the Enstar unaffiliated security holders or engaged a financial advisor for such purpose. Moreover, although the CEO Filing Party is a member of the Board, the CEO Filing Party recused himself from, and did not participate in, (i) the deliberations of the Board regarding (and did receive advice from the independent legal, financial or other advisors of the Company as to), the fairness of the Mergers to the Enstar unaffiliated security holders or (ii) the negotiations between the Board, on the one hand, and the Sixth Street Filing Parties and Buyer Parties, on the other, with respect to the terms of the Merger Agreement, including with respect to the price per Enstar Ordinary Share to be paid to the Enstar unaffiliated security holders of the Company. For these reasons, the CEO Filing Party does not believe that his interests in the Mergers influenced the decisions or recommendations of the Board with respect to the Merger Agreement or the Mergers. The belief of the CEO Filing Party as to the fairness of the Mergers is based on the factors discussed in the section entitled “Special Factors — Position of the CEO Filing Party as to the Fairness of the Mergers” beginning on page 75 of this Proxy Statement.

Interests of the Directors and Executive Officers of Enstar in the Mergers (page 90)
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When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that the directors and executive officers of Enstar may have interests in the Mergers that are or may be different from, or in addition to, your interests as an Enstar shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Mergers and in recommending that the Merger Agreement be approved by Enstar shareholders. These interests include the following:
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the conversion of equity awards held by the directors and executive officers into the right to receive cash payments;

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the entitlement of each of the executive officers to receive, under their service agreements with Enstar, severance payments and benefits on termination of employment and, in the case of Mr. Silvester, a change in control payment;

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the potential grant of retention awards to the executive officers;

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Mr. Silvester, Chief Executive Officer of the Company (the “CEO”), entered into the Support Agreement, pursuant to which Mr. Silvester agreed, among other things, to vote or execute consents with respect to the number of Enstar Ordinary Shares beneficially owned by Mr. Silvester set forth in such Support Agreement in favor of the Mergers, subject to certain terms and conditions contained therein, and to reinvest certain of his Enstar Shares into a non-voting ownership interest in a parent company of Parent;

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the continued indemnification and directors’ and officers’ liability insurance to be provided by the Third Surviving Company; and

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with respect to Mr. Carey, the fact that the Preferred Equity Investor has committed to provide to Parent the Preferred Equity Financing, as described in more detail in the section entitled “Special Factors — Financing of the Mergers — Preferred Equity Financing” beginning on page 100 of this Proxy Statement”.

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See the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement for a more detailed description of these interests.

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If the Merger Proposal is approved by Enstar shareholders, the Enstar Shares held by the directors and executive officers of Enstar will be treated in the same manner as issued and outstanding Enstar Shares held by Enstar shareholders generally (as described in the sections entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement and “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement).

Financing of the Mergers (page 99)
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Equity Financing. Sixth Street has committed, pursuant to the equity commitment letter dated July 29, 2024 (the “Equity Commitment Letter”), to capitalize Parent, at or immediately prior to the closing of the Merger, with an aggregate equity contribution in an amount of $3,512,000,000 on the terms and subject to the conditions set forth in the Equity Commitment Letter. Sixth Street’s financing commitments are generally subject to the satisfaction of each of the conditions to Parent and Parent Merger Sub’s obligations to effect the Closing as set forth in the Merger Agreement, the Debt Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Debt Commitment Letter (as defined in this section below), the Preferred Equity Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Preferred Equity Commitment Letter (as defined in this section below) and the substantially simultaneous consummation of the Transactions in accordance with the terms of the Merger Agreement. For more information, please see the section entitled “Special Factors — Financing of the Mergers — Equity Financing” beginning on page 99.

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Debt Financing. Pursuant to the facilities commitment letter, dated July 29, 2024 (the “Debt Commitment Letter”), with Barclays Bank PLC (the “Debt Financing Source”), the Debt Financing Source has committed to provide debt financing to Parent consisting of (i) a senior secured term loan facility in an aggregate principal amount of up to $950 million (the “Term Facility”) and (ii) a senior secured backstop revolving credit facility in an aggregate principal amount of up to $2.2 billion (the “Backstop Revolving Facility”), in each case, on the terms and subject to the conditions set forth in the Debt Commitment Letter (the “Debt Financing”). The proceeds of the Term Facility will be borrowed by Parent and used to finance the Mergers and the payment of related fees and expenses. The commitments under the Backstop Revolving Facility automatically terminated in accordance with the terms of the Debt Commitment Letter upon the Company and its subsidiaries obtaining amendments to the terms of certain credit facilities of Enstar to permit the “change of control” that would otherwise result from the Transactions or as otherwise contemplated in the Debt Commitment Letter (the “Specified Amendments”). Such commitments under the Backstop Revolving Facility would have been available to Parent to replace commitments and/or cash collateralize obligations outstanding under certain existing debt agreements of the Company and its subsidiaries, in each case, to the extent the Specified Amendments were not obtained. The obligations of the Debt Financing Source to provide the Debt Financing under the Debt Commitment Letter are subject to certain customary conditions set forth therein. For more information, please see the section entitled “Special Factors — Financing of the Mergers — Debt Financing” beginning on page 99 of this Proxy Statement.
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Preferred Equity Financing. Pursuant to the preferred equity commitment letter, dated July 29, 2024, Stone Point Credit Adviser LLC, the dedicated credit platform of Stone Point (the “Preferred Equity Investor”, and such letter, the “Preferred Equity Commitment Letter”) has committed to provide at the Third Closing to Parent, on the terms and subject to the conditions set forth in the Preferred Equity Commitment Letter, an aggregate amount equal to $175 million in exchange for preferred equity interests in Parent, which will be used to finance the Mergers and the payment of related fees and expenses (the “Preferred Equity Financing”). The obligations of the Preferred Equity Investor to fund the full amount of the Preferred Equity Financing under the Preferred Equity Commitment Letter are subject to certain conditions set forth therein. For more information, please see the section entitled “Special Factors — Financing of the Mergers — Preferred Equity Financing” beginning on page 100 of this Proxy Statement.

Limited Guarantee (page 101)
Under the Limited Guarantee, certain affiliates of Sixth Street agreed to guarantee the due and punctual payment by Parent to Enstar of certain liabilities and obligations of Parent and Parent Merger Sub arising under the Merger Agreement, provided, that in no event shall any such affiliate’s aggregate liability for its guarantee obligation exceed its respective liability cap set forth in the Limited Guarantee. For more information, please see section entitled “Special Factors — Limited Guarantee” beginning on page 101 of this Proxy Statement.
Rollover and Support Agreements (page 148)
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In connection with entering into the Merger Agreement, on July 29, 2024, Parent, Elk Evergreen and Elk Cypress entered into the Support Agreement with Mr. Silvester and rollover and support agreements with each of Frazer Holdings LP, J. Christopher Flowers, John J. Oros 1998 Family Trust, Hyman 2018 Family Trust, David Walsh and Steven D. Arnold (collectively, “JCF”) (each, a “Rollover and Support Agreement” and collectively with the Support Agreement, the “Rollover and Support Agreements”). Under such Rollover and Support Agreements, the applicable shareholders have agreed to vote or execute consents with respect to the number of Enstar Ordinary Shares beneficially owned by such shareholder set forth in such shareholder’s Rollover And Support Agreement (such shares, the “Reinvesting Shares”) in favor of the Mergers, subject to certain terms and conditions contained therein. In addition, the applicable Enstar shareholders have agreed to reinvest certain of their Enstar Shares into a non-voting ownership interest in a parent company of Parent.

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For more information, please see the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement.

Material U.S. Federal Income Tax Consequences of the Mergers (page 102)
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Enstar and Parent intend for the payment of the First Merger Cash Consideration to a U.S. Holder (as defined in the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement) to be treated for U.S. federal income tax purposes as a distribution in partial redemption of such U.S. Holder’s Enstar Ordinary Shares subject to the provisions of Section 302(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and for the payment of the Third Merger Cash Consideration to a U.S. Holder to be treated as consideration in exchange for the taxable sale of such U.S. Holder’s remaining Enstar Ordinary Shares, that together result in a complete termination of a U.S. Holder’s interests in Enstar in a fully taxable transaction. In such case, the receipt of cash by a U.S. Holder generally will result in the recognition of capital gain or loss for U.S. federal income tax purposes in an amount measured by the difference, if any, between the amount of such cash that such U.S. Holder receives pursuant to the Mergers and such U.S. Holder’s adjusted tax basis in the Enstar Ordinary Shares surrendered.

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Holders of Enstar Preferred Shares should not be treated as disposing of or exchanging their Enstar Preferred Shares in the Mergers. Instead, the Enstar Preferred Shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.

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For a more complete description of the U.S. federal income tax consequences of the Mergers, see the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement. Shareholders are urged to consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Mergers in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Mergers (page 106)
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Under the terms of the Merger Agreement, the Transactions cannot be completed until the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated, and all other requisite consents, directions or orders required to consummate the Mergers pursuant thereto have been obtained, without the imposition of a Burdensome Condition (as defined below in the section entitled “Terms of the Merger Agreement — Other Covenants — Regulatory Efforts” beginning on page 140 of this Proxy Statement). On August 19, 2024, the parties made the filings required under the HSR Act. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on September 18, 2024.

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Under the terms of the Merger Agreement, the Transactions cannot be completed until the receipt of required regulatory approvals from the Bermuda Monetary Authority (the “BMA”), approvals from the insurance regulatory bodies in Australia, Belgium, Hong Kong, Ireland, Liechtenstein, Luxembourg, the United Kingdom (the UK Prudential Regulation Authority, the UK Financial Conduct Authority and Lloyd’s of London) and the United States (California, Delaware, Illinois, Indiana, Missouri, New Jersey, New York, Oklahoma, Pennsylvania and Texas) and foreign direct investment approvals from applicable regulators in Australia and Belgium (as described under the section entitled “Special Factors — Regulatory Approvals Required for the Mergers” beginning on page 106 of this Proxy Statement), in each case, without the imposition of a Burdensome Condition.

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For more information, please see the section entitled “Terms of the Merger Agreement — Other Covenants — Regulatory Efforts” beginning on page 140 of this Proxy Statement.

Regulatory Efforts (page 140)
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Pursuant to the terms of the Merger Agreement, Enstar and Parent have agreed to use their respective reasonable best efforts to, among other things, (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) prepare and file as promptly as reasonably practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents with any governmental entity, (iii) obtain as promptly as reasonably practicable all consents required to be obtained from any governmental entity that are necessary, proper or advisable to consummate the Transactions, including the specified consents, (iv) execute and deliver any additional instruments necessary, proper or advisable to consummate the Transactions and (v) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable law that may be asserted by, or proceeding by a governmental entity with respect to the Merger Agreement or the Transactions, as promptly as practicable, including to, and cause its affiliates to, use reasonable efforts to contest and resist any proceeding that has been instituted challenging the Transactions as violative of any antitrust law and to have vacated, lifted, reversed or overturned any judgment, temporary restraining order, preliminary or permanent injunction or other order, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.
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However, under the terms of the Merger Agreement, Parent and its affiliates will not be obligated to take or refrain from taking any action or to suffer to exist any limitation, action, restriction, condition or requirement which, individually or together with all other such limitations, actions, restrictions, conditions or requirements, would, or would reasonably be expected to, if implemented or effected, result in or impose a Burdensome Condition.

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For more information, please see the section entitled “Terms of the Merger Agreement — Other Covenants — Regulatory Efforts” beginning on page 140 of this Proxy Statement.

Legal Proceedings Regarding the Mergers (page 107)
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As of the date of this Proxy Statement, there are no pending lawsuits challenging the Mergers and the Company has received several demand letters from purported Enstar shareholders alleging deficiencies and/or omissions in the preliminary Proxy Statement the Company filed on September 4, 2024. The demand letters seek additional disclosures to remedy these purported deficiencies. The Company believes that the allegations in these demand letters are without merit. However, potential plaintiffs may file lawsuits challenging the Mergers. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Mergers and result in substantial costs to Enstar, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Mergers is that there will not be any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any governmental entity having jurisdiction over any party that remains in effect. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Mergers on the agreed-upon terms, then such injunction may prevent the Mergers from being consummated, or from being consummated within the expected time frame.

Solicitation of Other Offers (page 132)
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For purposes of this Proxy Statement, each of “Acceptable Confidentiality Agreement,” “Acquisition Proposal” and “Superior Proposal” is defined in the sections entitled “Terms of the Merger Agreement — Solicitation of Other Offers” and “Terms of the Merger Agreement — Board Recommendation Changes” beginning on pages 132 and 134, respectively, of this Proxy Statement.

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Under the terms of the Merger Agreement, during the period (the “Go-Shop Period”) beginning on July 29, 2024 and continuing until 11:59 p.m. Eastern Time on September 2, 2024 (the “No-Shop Start Date”), the Company and its affiliates and its and their respective representatives had the right to:

•
solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, an Acquisition Proposal;

•
subject to the entry into an Acceptable Confidentiality Agreement, furnish to any person any non-public information relating to the Company or its subsidiaries with the intent to induce the making, submission or announcement of an Acquisition Proposal; and

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participate or engage in discussions or negotiations with any such person with respect to an Acquisition Proposal.

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From the No-Shop Start Date until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, the Company has agreed that it and its affiliates will not, and will direct its representatives not to, directly or indirectly, (i) solicit, initiate, propose or knowingly encourage, knowingly facilitate or assist, any Acquisition Proposals, (ii) furnish to any person any non-public information relating to the Company or any of its subsidiaries or afford to any person access to its business, properties or assets, with the intent to solicit or to encourages or facilitate any Acquisition Proposal, (iii) participate or engage in discussions or negotiations with, any person with respect to an Acquisition Proposal (other than to inform such person that the terms of the Merger Agreement prohibit such discussions), (iv) approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement or (vi) resolve or agree to do any of the foregoing in each case, other than in respect of Parent, its affiliates and their respective affiliates in respect of the Transactions. Notwithstanding these restrictions, under certain specified circumstances, the Company may, after the No-Shop Start Date and prior to the receipt of the Company Shareholder Approval (as defined below in the section entitled “Summary Term Sheet — Board Recommendation Changes” beginning on page 21 of this Proxy Statement), provide non-public information relating to the Company or any of its subsidiaries or afford access to its business, properties or assets to a third party in accordance with an Acceptable Confidentiality Agreement to a third party with respect to a proposal or inquiry that constitutes or could reasonably be expected to lead to an Acquisition Proposal, and participate in discussions and engage in negotiations with such third parties with respect to an Acquisition Proposal if the Board determines in good faith (after consultation with the Company’s financial advisor and legal counsel) that such alternative Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law.

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For more information, please see the sections entitled “Terms of the Merger Agreement — Solicitation of Other Offers” beginning on page 132 of this Proxy Statement and “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

Board Recommendation Changes (page 134)
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For purposes of this Proxy Statement, each of “Board Recommendation Change,” “Superior Proposal” and “Intervening Event” is defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

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As described above, the Board has made the recommendation that the Enstar shareholders vote “FOR” the Merger Proposal. Under the terms of the Merger Agreement, under certain circumstances and subject to certain requirements described under the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement, prior to the approval of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) (the “Company Shareholder Approval”), the Board may effect a Board Recommendation Change if (a) there has been an Intervening Event or (b) in response to an Acquisition Proposal that the Board has concluded in good faith (after consultation with the Company’s financial advisor and legal counsel) is a Superior Proposal if, in each case, the Board determines in good faith (after consultation with the Company’s financial advisor and legal counsel) that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law and subject to additional requirements set forth in the Merger Agreement, including, in certain circumstances, payment of the Company Termination Fee.

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For more information, please see the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

Conditions to the Closing of the Mergers (page 137)
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Under the Merger Agreement, and as further described under the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement, the consummation of the Mergers is subject to certain conditions set forth in the Merger Agreement, including but not limited to the: (i) the receipt of the Company Shareholder Approval; (ii) the approval of the BMA, the expiration, termination or receipt of any approval or clearances applicable to the consummation of the Mergers under applicable antitrust laws, including the HSR Act, and the receipt of the approvals and prior written non-disapprovals from certain specified governmental entities (as described under the section entitled “Special Factors — Regulatory Approvals Required for the Mergers” beginning on page 106 of this Proxy Statement), in each case, without the imposition of a Burdensome Condition; (iii) the absence of any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers or any applicable law that prohibits or makes illegal the consummation of the Mergers; (iv) subject to certain qualifications, the accuracy of representations and warranties of the Company, Parent and Parent Merger Sub, as applicable, under the Merger Agreement and the performance in all material respects by the Company, Parent and Parent Merger Sub, as applicable, of their obligations under the Merger Agreement; (v) that no Specified Debt Event of Default has occurred and is continuing and (vi) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing. On August 19, 2024, the parties made the filings required under the HSR Act. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on September 18, 2024.

Termination of the Merger Agreement (page 142)
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The Merger Agreement contains certain termination rights for the Company, on the one hand, and Parent, on the other hand, including but not limited to Parent and the Company each having the right to terminate the Merger Agreement at any time prior to the Third Effective Time (whether prior to or after the receipt of the Company Shareholder Approval) by (i) mutual written consent or (ii) if the Third Closing has not occurred by July 29, 2025 (subject to an automatic extension under certain circumstances, including until January 29, 2026 for the purpose of obtaining certain regulatory approvals) (the “Outside Date”). Additional termination rights are further described under the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.

Company Termination Fee (page 144)
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Upon termination of the Merger Agreement in accordance with its terms, and as further described under the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement, under certain circumstances, the Company will be required to pay Parent the Company Termination Fee in an amount equal to $145 million (which may be reduced to $102 million in certain circumstances if such termination occurs prior to the No-Shop Start Date), including if the Merger Agreement is terminated due to (i) the Company accepting a Superior Proposal or (ii) a Board Recommendation Change. The Company Termination Fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire more than 50% of the Company’s shares or assets is made or publicly announced and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of more than 50% of its stock or assets within twelve (12) months of such termination.

Parent Termination Payments (page 145)
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For purposes of this Proxy Statement, each of “Parent Terminable Breach,” and “Financing Failure,” is defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

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If the Merger Agreement is terminated due to (i) a Parent Terminable Breach or (ii) a Financing Failure, Parent will be required to pay the Company the Parent Termination Fee of $265 million. If the Merger Agreement is terminated because there occurred a Specified Debt Event of Default that is continuing, Parent will be required to pay the Debt Event of Default Termination Fee of $96.5 million.
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For more information, please see the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement.

Specific Performance (page 146)
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Parent, Parent Merger Sub or the Enstar Parties, as applicable, are entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the Merger Agreement by the other parties, as applicable, and to specific performance by the other parties, as applicable, of the terms and provisions of the Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other parties, as applicable, under the Merger Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. However, under no circumstances will any of the Enstar Parties be permitted or entitled to receive both the payment of monetary damages of any kind (including the Parent Termination Fee or the Debt Event of Default Termination Fee) and a grant of specific performance.

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The Enstar Parties’ right to seek specific performance in order to force Parent and Parent Merger Sub to consummate the Closing (or the Equity Investors to fund the Equity Financing under the Equity Commitment Letter) is available under the Merger Agreement if, and only if, each of the following conditions has been satisfied:

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all conditions to the obligations of Parent and Parent Merger Sub contained in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Third Closing, but subject to the fulfillment of those conditions at the Third Closing; provided, that such conditions are capable of being satisfied if the Third Closing were to occur at such time) have been and continue to be satisfied;

•
the Debt Financing (or, if alternative debt financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Debt Financing have been satisfied and the full amount of the Debt Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Debt Financing has not been funded and will not be funded at the Third Closing for any reason (including a breach of the Merger Agreement), the Enstar Parties shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;

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the Preferred Equity Financing (or, if alternative preferred equity financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Preferred Equity Financing have been satisfied and the full amount of the Preferred Equity Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Preferred Equity has not been funded and will not be funded at the Third Closing for any reason (including a breach of the Merger Agreement), the Company shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;

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Parent has failed to consummate the Third Closing on the date when it would be required under the Merger Agreement; and

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the Company has irrevocably confirmed in writing to Parent that (i) if specific performance were granted and the Financing were funded, then the Third Closing would occur substantially simultaneously with the drawdown of the Equity Financing, the Debt Financing and the Preferred Equity Financing (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (ii) the Company is prepared, willing and able to effect the Third Closing and the other Transactions.

Appraisal Rights (page 114)
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Under Bermuda law, Enstar shareholders of record have rights of appraisal, pursuant to which those Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares may within one month of the giving of the notice of the special general meeting (delivered with this Proxy Statement) apply to the Supreme Court of Bermuda for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. See the section of this Proxy Statement titled “Appraisal Rights” for a more detailed description of the appraisal rights available to Enstar shareholders and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosure in this Proxy Statement. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS
The following questions and answers are intended to address some commonly asked questions regarding the Mergers, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that may be important to you as an Enstar shareholder. You are encouraged to read carefully the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement.
Q:
Why am I receiving these materials?

A:
On July 29, 2024, Enstar entered into the Merger Agreement providing for (i) the merger of Company Merger Sub with and into the Company, with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco, (ii) as soon as practicable following the consummation of the First Merger, the merger of New Company Holdco with and into the Company, as the First Surviving Company, with the Company surviving such merger and (iii) as soon as practicable following the consummation of the Second Merger, the merger of Parent Merger Sub with and into the Company, as the Second Surviving Company, with the Company surviving such merger, so that immediately following such merger, Parent will directly own all Enstar Ordinary Shares. The Board is furnishing this Proxy Statement and form of proxy card to the holders of Enstar Shares in connection with the solicitation of proxies in favor of the Merger Proposal and the other Special Meeting Proposals to be voted on at the Special Meeting or any adjournment or postponement thereof. This Proxy Statement includes information that we are required to provide to you under the SEC rules and applicable law and is designed to assist you in voting on the matters presented at the Special Meeting. Enstar shareholders of record as of the Record Date may attend the Special Meeting and are entitled and requested to vote on the Special Meeting Proposals.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.], Eastern Time) online at www.virtualshareholdermeeting.com/ESGR2024SM.

Q:
What are the proposed Mergers and what effects will they have on Enstar?

A:
The proposed Mergers will result in the acquisition of Enstar by Parent through (i) the merger of Company Merger Sub with and into the Company, with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco, (ii) as soon as practicable following the consummation of the First Merger, the merger of New Company Holdco with and into the Company, as the First Surviving Company, with the Company surviving such merger and (iii) as soon as practicable following the consummation of the Second Merger, the merger of Parent Merger Sub with and into the Company, as the Second Surviving Company, with the Company surviving such merger, so that immediately following such merger, Parent will directly own all Enstar Ordinary Shares, pursuant to the Merger Agreement. If the Merger Proposal is approved by the requisite number of Enstar Shares, and the other closing conditions under the Merger Agreement have been satisfied or waived, Parent will directly own all Enstar Ordinary Shares. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but Sixth Street informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares.

Q:
What will holders of Enstar Ordinary Shares receive if the Mergers are consummated?

A:
Upon the consummation of the Mergers, holders of Enstar Ordinary Shares will be entitled to receive the Total Cash Consideration of $338 in cash, without interest, for each Enstar Ordinary Share that you own, unless you have properly exercised and perfected your demand for appraisal rights under Section 106 of the Companies Act with respect to such Enstar Ordinary Shares. For example, if you own 100 Enstar Ordinary Shares, you will be entitled to receive $33,800 in cash, without interest, in exchange for your 100 Enstar Ordinary Shares. In either case, your Enstar Shares will be cancelled, and you will not own nor be entitled to acquire shares in the Third Surviving Company or Parent.
Under the terms of the Merger Agreement, if prior to the First Closing, the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.
Q:
What will holders of Enstar Preferred Shares receive if the Mergers are consummated?

A:
Upon the consummation of the Mergers, holders of Enstar Preferred Shares will be entitled to receive preferred shares of Enstar, as the Third Surviving Company, with all of their relative rights, terms and conditions remaining unchanged.

Q:
Who is entitled to vote at the Special Meeting?

A:
Only Enstar shareholders of record as of the close of business on [•], 2024, are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. If your Enstar Shares are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your Enstar Shares, then, because each of the Special Meeting Proposals are “non-routine matters,” your broker, bank, trust or other nominee would not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. Instructions on how to vote shares held in street name are described under the question “How may I vote?” below. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Your depositary cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions.

Q:
How may I vote?

A:
For Enstar shareholders of record:   If you are eligible to vote at the Special Meeting and are a shareholder of record, you may cast your Enstar Shares in any of four ways:

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by voting over the Internet using the website indicated on the enclosed proxy card;

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by telephone using the toll-free number on the enclosed proxy card;

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by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or

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by attending the Special Meeting in a virtual format and voting by virtual ballot.

A control number, located on your proxy card, is designed to verify your identity, to allow you to vote your Enstar Shares of Enstar Shares, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your Enstar Shares, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.
For holders in street name:   If your Enstar Shares are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your Enstar Shares, then, because each of the

Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
For holders of depositary shares:   Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form.
If you submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy, your Enstar Shares will be voted in accordance with your instructions.
Even if you plan to attend the Special Meeting and vote by virtual ballot, you are encouraged to vote your Enstar Shares by proxy. You may still vote your Enstar Shares at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your previous vote by proxy will not be counted.
Q:
How many votes do I have?

A:
You will have one vote at the Special Meeting for each Enstar Share you owned at the close of business on the Record Date. Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

Q:
May I attend the Special Meeting and vote in person?

A:
Enstar will hold the Special Meeting in a virtual meeting format only on the virtual meeting website. You will not be able to attend the Special Meeting physically in person. Once admitted to the Special Meeting, shareholders may vote their shares. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials.

We recommend that you submit your proxy via the Internet or by telephone by following the instructions on the enclosed proxy card, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided — even if you plan to attend the Special Meeting in a virtual format. We encourage all Enstar shareholders to vote electronically. If you properly and timely submit your proxy, the individuals named as your proxy holders will vote your Enstar Shares as you have directed. If you attend the Special Meeting in a virtual format and vote by virtual ballot, your vote by virtual ballot will revoke any proxy previously submitted.
Q:
What matters will be voted on at the Special Meeting?

A:
Holders of Enstar Ordinary Shares and Enstar Preferred Shares are being asked to consider and vote on the following Special Meeting Proposals:

•
to approve the Merger Proposal; and

•
to approve the Adjournment Proposal.

In addition, holders of Enstar Ordinary Shares are also being asked to consider and vote on the following Special Meeting Proposals:
•
to approve the First Bye-Law Amendment Proposal;

•
to approve the Second Bye-Law Amendment Proposal; and

•
to approve the Merger-Related Compensation Proposal.

Q:
How does the Total Cash Consideration compare to the market price of Enstar Ordinary Shares prior to the announcement of the Merger?

A:
The Total Cash Consideration of $338 for each Enstar Ordinary Share represents a premium of approximately 8.5% relative to the 90-day volume-weighted average price of Enstar Ordinary Shares and 6.9% of the 60-day volume-weighted average price of Enstar Ordinary Shares, in each case, as of July 26, 2024 (the last trading day prior to the public announcement of the Company’s entry into the Merger Agreement).

Q:
What do I need to do now?

A:
Enstar encourages you to read carefully this Proxy Statement, the annexes to this Proxy Statement and the documents we refer to in this Proxy Statement. Then as promptly as possible, follow the instructions on the enclosed proxy card to submit your proxy electronically over the Internet or by telephone, so that your Enstar Shares can be voted at the Special Meeting. We encourage all Enstar shareholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Please do not send your stock certificate(s) with your proxy card. See “How may I vote?” in this section of this Proxy Statement for more information.

Q:
How does the Board recommend that I vote?

A:
On July 28, 2024, the Board, after considering various factors described in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement, and after consultation with the Company’s legal and financial advisors, unanimously (i) determined in accordance with the Companies Act that (a) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (b) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (c) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (d) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (e) the Transactions, are fair to, and in the best interests of, the Company, (ii) approved the Transactions, (iii) approved the Bye-Law Amendments and (iv) resolved to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to Enstar shareholders (the “Board Recommendation”).

The Board unanimously recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal and (v) “FOR” the Adjournment Proposal.

Q:
Should I send in my stock certificate(s) now?

A:
No. If you are a record holder, after the Mergers are consummated, under the terms of the Merger Agreement, you will receive a letter of transmittal instructing you to send your stock certificate(s) to the paying agent in order to receive the cash payment of the Total Cash Consideration for each Enstar Share represented by such stock certificate(s). You should use the letter of transmittal to exchange your stock certificate(s) for the Total Cash Consideration to which you are entitled upon the consummation of the Mergers. If you hold your Enstar Shares in “street name,” please contact your broker, bank, trust or other nominee for instructions as to how to effect the surrender of your Enstar Shares in exchange for the Total Cash Consideration in accordance with the terms of the Merger Agreement. If you hold depositary shares of Enstar Preferred Shares, please contact your depositary for instructions as to how to effect the surrender of your depositary shares. Please do not send in your stock certificate(s) now.

Q:
If I do not know where my stock certificates are, how will I get the Total Cash Consideration for my Enstar Ordinary Shares?

A:
If the Mergers are consummated, the transmittal materials you will receive after the Third Effective Time will include the procedures that you must follow if you cannot locate your stock certificate(s). This will include an affidavit that you will need to sign attesting to the loss of your stock certificate(s). You may also be required to post a bond as indemnity against any potential loss.

Q:
What happens if the Mergers are not consummated?

A:
If the Merger Proposal is not approved by Enstar shareholders or if the Mergers are not consummated for any other reason, Enstar shareholders will not receive any payment or other consideration for their Enstar Shares. Instead, Enstar will remain an independent public company, Enstar Ordinary Shares and depositary shares representing interests in Enstar Preferred Shares will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and we will continue to file periodic reports with the SEC on account of Enstar Shares, as described in the section entitled “Special Factors — Effect on Enstar if the Mergers are Not Consummated” beginning on page 80 of this Proxy Statement.

Under certain specified circumstances, Enstar may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement, as described in the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement.
Q:
Do any of the directors or officers of Enstar have interests in the Mergers that may be in addition to, or differ from, those of Enstar shareholders generally?

A:
Yes. In considering the recommendation of the Board with respect to the Merger Proposal, you should be aware that the directors and executive officers of Enstar may have interests in the Mergers that are or may be different from, or in addition to, your interests as an Enstar shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Mergers and in recommending that the Merger Agreement be approved by Enstar shareholders. For a description of the interests of the directors and executive officers of Enstar in the Mergers, see the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement.

Q:
Why am I being asked to consider and vote on the Merger-Related Compensation Proposal?

A:
Under SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on, or otherwise relates to, the Mergers, commonly referred to as “golden parachute” compensation. If the Merger Agreement is approved by the Enstar shareholders, and the Mergers are completed, this compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Enstar shareholders fail to approve this proposal.

Q:
What vote is required to approve the Special Meeting Proposals submitted to a vote at the Special Meeting?

A:
Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis).
The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal.
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal.
This means that the Merger Proposal will be approved if the number of Enstar Shares voted “FOR” such proposal is greater than fifty percent (50%) (if the First Bye-Law Amendment is approved) or seventy-five percent (75%) (if the First Bye-Law Amendment is not approved) of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares at the Special Meeting, voting together as a single class. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
As of the Record Date for determining who is entitled to vote at the Special Meeting, there were approximately [•] Enstar Ordinary Shares issued and outstanding and [•] Enstar Preferred Shares issued and outstanding. You will have one vote at the Special Meeting for each Enstar Share you owned at the close of business on the Record Date.
Q:
How will Enstar’s directors and executive officers and Reinvesting Shareholders Vote on the Merger Proposal?

A:
The directors and executive officers have informed Enstar that they currently intend to vote all of their Enstar Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares.

As of the Record Date, Dominic F. Silvester beneficially owned approximately [•] Enstar Ordinary Shares, or [•]% of the issued and outstanding Enstar Ordinary Shares, and JCF collectively beneficially owned approximately [•] Enstar Ordinary Shares, or [•]% of the issued and outstanding Enstar Ordinary Shares. Pursuant to the applicable Rollover and Support Agreements, Dominic F. Silvester and JCF are required to vote all of their Enstar Ordinary Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.

Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
If your Enstar Shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, to be the “shareholder of record.” In this case, this Proxy Statement and your proxy card have been sent directly to you by Enstar. As the shareholder of record, you have the right to vote by proxy, which involves granting your voting rights directly to Enstar or to a third party, or to vote by ballot at the Special Meeting.

If your Enstar Shares are held through a broker, bank, trust or other nominee, you are considered to be the beneficial owner of those shares. In that case, this Proxy Statement has been forwarded to you by your broker, bank, trust or other nominee who is considered, with respect to those shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your Enstar Shares. Without your voting instructions, because of the non-routine nature of the Special Meeting Proposals, your broker, bank, trust or other nominee may not vote your Enstar Shares with respect to the Special Meeting Proposals. However, if you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your Enstar Shares. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your Enstar Shares is called a “proxy card.” The Board has designated [•], and each of them, with full power of substitution, as proxies for the Special Meeting.

Q:
Can I change or revoke my proxy?

A:
You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting, by voting by ballot at the Special Meeting.

If you hold your Enstar Shares as a record holder, you may change or revoke your proxy in any one of the following ways:
•
by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;

•
by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;

•
by delivering written notice of revocation to the Corporate Secretary, at the Company’s mailing address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

•
by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically vote by virtual ballot at the virtual Special Meeting in order for your previous proxy to be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.
If your Enstar Shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.
If you hold depositary shares of Enstar Preferred Shares, you may change your voting instructions by following the instructions of your depositary.
Q:
If an Enstar shareholder gives a proxy, how will the shares be voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your Enstar Shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your Enstar Shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your Enstar Shares should be voted on a matter, the Enstar Shares represented by your properly signed proxy will be voted “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. However, if you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Q:
I understand that a quorum is required in order to conduct business at the Special Meeting. What constitutes a quorum?

A:
As of the Record Date, there were approximately [•] Enstar Ordinary Shares and approximately [•] Enstar Preferred Shares issued and outstanding and entitled to be voted at the Special Meeting. Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half (if the First Bye-Law Amendment Proposal is approved) or one-third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Merger Proposal. Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Shares shall form a quorum for the transaction of business with respect to the Adjournment Proposal. Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one-half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal. As a result, an aggregate number of [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is approved) and the Adjournment Proposal. [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is not approved). [•] Enstar Ordinary Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal. Enstar Ordinary Shares and Enstar Preferred Shares are counted as present if:

•
the holders of such shares are present in person at the virtual Special Meeting; or

•
a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.

If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your Enstar Shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your Enstar Shares are held in “street name,” your Enstar Shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your Enstar Shares. If you hold your Enstar Shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your Enstar Shares should be voted at the Special Meeting, those Enstar Shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum. If you hold depositary shares representing interests in Enstar Preferred Shares and do not give any instruction to your depositary as to how those Enstar Preferred Shares represented by such depositary shares should be voted at the Special Meeting, those Enstar Preferred Shares represented by such depositary shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum.
Q:
How can I obtain a proxy card?

A:
If you lose, misplace or otherwise need to obtain a proxy card, please follow the applicable procedure below.

For Enstar shareholders of record:   Please call Innisfree M&A Incorporated (“Innisfree”) at (877) 750-5836 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.
For holders in “street name”:   Please contact your account representative at your broker, bank or other similar institution.
For holders of depositary shares:   Please contact your account representative at your depositary.
Q:
What happens if I sell or otherwise transfer my Enstar Shares after the close of business on the Record Date but before the Special Meeting?

A:
The Record Date is earlier than both the date of the Special Meeting and the date the Mergers are expected to be consummated. If you sell or transfer Enstar Shares after the close of business on the Record Date but before the Special Meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your Enstar Shares and each of you notifies Enstar in writing of such special arrangements, you will transfer the right to receive the Total Cash Consideration or the preferred shares of Enstar, as the Third Surviving Company, as applicable, if the Mergers are consummated, to the person to whom you sell or transfer your Enstar Shares, but you will retain your right to vote these Enstar Shares at the Special Meeting. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred Enstar Shares. Even if you sell or otherwise transfer your Enstar Shares after the close of business on the Record Date, you are encouraged to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:
What happens if I sell my Enstar Shares after the Special Meeting but before the First Effective Time?

A:
If you transfer your Enstar Shares after the Special Meeting but before the First Effective Time, you will have transferred the right to receive the Total Cash Consideration or the preferred shares of Enstar, as the Third Surviving Company, as applicable, to the person to whom you transfer your Enstar Shares. In order to receive the Total Cash Consideration or the preferred shares of Enstar, as the Third Surviving Company, as applicable, you must hold your Enstar Shares through the First Effective Time.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your Enstar Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are an Enstar shareholder of record and your Enstar Shares are registered in more than one name, you will receive more than one proxy card. Please vote via the Internet or telephone (or complete, date, sign and return) with respect to each proxy card and voting instruction card that you receive.

Q:
Who will count the votes?

A:
A representative from Broadridge Investor Communications Solutions will serve as the independent inspector of elections for the Special Meeting and will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.

Q:
Who will solicit votes for, and bear the cost and expenses of, this proxy solicitation?

A:
The cost of this proxy solicitation will be borne by Enstar. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Enstar Shares. Enstar has retained Innisfree M&A Incorporated as the Company’s proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $50,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Enstar shareholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.

Q:
Where can I find the voting results of the Special Meeting?

A:
Enstar intends to notify Enstar shareholders of the results of the Special Meeting by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K.

Q:
Will I be subject to U.S. federal income tax upon the exchange of Enstar Ordinary Shares for cash pursuant to the Merger?

A:
Enstar and Parent intend for the payment of the First Merger Cash Consideration to a U.S. Holder (as defined in the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement) to be treated for U.S. federal income tax purposes as a distribution in partial redemption of such U.S. Holder’s Enstar Ordinary Shares subject to the provisions of Section 302(b) of the Code and for the payment of the Third Merger Cash Consideration to a U.S. Holder to be treated as consideration in exchange for the taxable sale of such U.S. Holder’s remaining Enstar Ordinary Shares, that together result in a complete termination of a U.S. Holder’s interests in Enstar in a fully taxable transaction. In such case, the receipt of cash by a U.S. Holder generally will result in the recognition of capital gain or loss for U.S. federal income tax purposes in an amount measured by the difference, if any, between the amount of such cash that such U.S. Holder receives pursuant to the Mergers and such U.S. Holder’s adjusted tax basis in the Enstar Ordinary Shares surrendered.

Holders of Enstar Preferred Shares should not be treated as disposing of or exchanging their Enstar Preferred Shares in the Mergers. Instead, the Enstar Preferred Shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.
For a more complete description of the U.S. federal income tax consequences of the Mergers, see the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers”

beginning on page 102 of this Proxy Statement. Shareholders are urged to consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Mergers in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Q:
What will the holders of issued and outstanding Enstar equity awards receive in the Merger?

A:
In connection with the Mergers, the holders of issued and outstanding Enstar equity awards will receive the cash payments described below (subject to applicable tax withholdings).

Company Restricted Shares.   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.
Company RSU Awards.   Each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 96 of this Proxy Statement.
Earned Company PSU Awards.   Each Company PSU Award with respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.
Unearned Company PSU Awards.   Each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

Special Company PSU Awards.   Each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of actual performance and target performance. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.

JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
•
If the First Effective Time occurs on or before the JSOP Vesting Date (as defined above) or, if later, before the JSOP Exchange Date (as defined above), then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee (as defined in the JSOP) to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

•
If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Q:
When do you expect the Mergers to be consummated?

A:
Enstar and Parent are working toward consummating the Mergers as quickly as possible. Assuming the timely receipt of required regulatory clearances and satisfaction or waiver (in accordance with the terms of the Merger Agreement) of other closing conditions, including approval by Enstar shareholders of the Merger Proposal, we anticipate that the Mergers will be completed by mid-2025.

Q:
Are there any other risks to me from the Mergers that I should consider?

A:
Yes. There are risks associated with all business combinations, including the Mergers. See the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 39 of this Proxy Statement.

Q:
Am I entitled to appraisal rights under Bermuda Law?

A:
Yes. Under Bermuda law, Enstar shareholders of record have rights of appraisal, pursuant to which those Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares may within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement) apply to the Supreme Court of Bermuda for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. See the sections of this Proxy Statement titled “Appraisal Rights” for a more detailed description of the appraisal rights available to Enstar shareholders.

Q:
Why did Enstar choose to hold a virtual Special Meeting?

A:
The Board decided to hold the Special Meeting virtually in order to facilitate Enstar shareholder attendance and participation by enabling Enstar shareholders to participate fully, and equally, from virtually any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:
What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
If Enstar experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Enstar will promptly notify Enstar shareholders of the decision via the virtual meeting website.

Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.
Q:
How can I obtain more information about Enstar?

A:
You can find more information about Enstar from various sources described in the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Mergers, the Special Meeting or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your Enstar Shares, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call: (877) 750-5836 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement, and the documents to which Enstar refers you in this Proxy Statement, as well as information included in oral statements or other written statements made or to be made by Enstar or on its behalf, contain certain forward-looking statements. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.
Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the Mergers on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the Mergers, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the Mergers and may decline if the Mergers are not completed; (iv) potential litigation relating to the Mergers that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Mergers (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the Mergers; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the Mergers and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Mergers that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the Mergers; (xv) the response of competitors to the Mergers; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Mergers, including in circumstances requiring the Company to pay a termination fee; (xvii) the risk that an active trading market for the newly issued preferred shares that our holders of the depositary shares representing Enstar Preferred Shares will receive in the Mergers does not exist and may not develop; (xviii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xix) those risks described in this Proxy Statement, including Annex N and Annex O.
The Company cautions you that the important factors referenced above may not contain all the factors that are important to you. There can be no assurance that the Mergers will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this Proxy Statement that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

SPECIAL FACTORS
The discussion of the Mergers in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. The following description of the Merger Agreement is a summary only. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Mergers. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.
Additional information about Enstar may be found elsewhere in this Proxy Statement and in our other public filings. See the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.
Parties Involved in the Mergers
Enstar Parties
Enstar Group Limited (Enstar)
Enstar is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. Enstar was formed in 1993, as one of the world’s first standalone “run-off” insurance companies. By 2007, the Company became Enstar Group Limited, and listed on NASDAQ under the ticker ESGR.
Enstar Ordinary Shares are currently listed on NASDAQ under the symbol “ESGR” and depositary shares, each representing a 1/1,000th interest in our Series D Preferred Shares or our Series E Preferred Shares are listed under the symbols, “ESGRP,” and “ESGRO,” respectively, on NASDAQ.
Enstar’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. Enstar’s telephone number is (441) 292-3645 and its corporate website is http://www.enstargroup.com.
Deer Ltd. (New Company Holdco)
New Company Holdco is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of the Company and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Second Merger, New Company Holdco will merge with and into the Company and will cease to exist.
New Company Holdco’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda and its telephone number is (441) 292-3645.
Deer Merger Sub Ltd. (Company Merger Sub)
Company Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of New Company Holdco and was formed on July 26, 2024, solely for the purpose of entering into the Merger Agreement, and engaging in the Transactions, and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the First Merger, Company Merger Sub will merge with and into the Company and will cease to exist.
Company Merger Sub’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda and its telephone number is (441) 292-3645.

Buyer Parties
Elk Topco, LLC
Elk Topco, LLC is a limited liability company existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Topco, LLC has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Topco, LLC will indirectly own all Enstar Ordinary Shares.
Elk Parent Limited
Elk Parent Limited is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Parent Limited has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Elk Parent Limited is the sole shareholder of Parent. Upon completion of the Third Merger, Elk Parent Limited will indirectly own all Enstar Ordinary Shares.
Elk Bidco Limited (Parent)
Parent is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Parent will directly own all Enstar Ordinary Shares.
Elk Merger Sub Limited (Parent Merger Sub)
Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct, wholly-owned subsidiary of Parent and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions. Upon completion of the Third Merger, Parent Merger Sub will merge with and into the Company and will cease to exist.
The Buyer Parties’ principal executive office is located at Walkers Corporate (Bermuda) Limited of Park Place, 55 Par-la-Ville Road, Hamilton, HM 11, Bermuda and their phone number is +1 441 242 1500.
None of Alan Waxman or any of the Sixth Street Filing Parties has any relationship to or with any of the Buyer Parties, except that (i) in connection with the Transactions, funds or investment vehicles managed or advised by affiliates of Sixth Street have provided Parent with a commitment letter to provide up to approximately $3.51 billion of equity financing, which will be available, together with the Debt Financing and Preferred Equity Financing, to fund the Third Merger Cash Consideration and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Third Merger by the Company and the Buyer Parties, (ii) Joshua Easterly, Anthony Michael Muscolino and Jennifer Gordon, who control and therefore beneficially own Elk Parent Limited, Parent and Merger Sub, are individuals who are employees of Sixth Street, and (iii) Alan Waxman is a Co-Founding Partner and Chief Executive Officer of Sixth Street and is the managing member of the Sixth Street entity that ultimately indirectly controls (a) the Sixth Street funds and investment vehicles providing the equity financing and (b) the registered investment adviser of such Sixth Street funds. For more information, please see the section entitled “Special Factors — Financing of the Mergers” beginning on page 99 of this Proxy Statement.
Sixth Street Filing Parties
Each of Elk Evergreen, Elk Cypress and Sub-Fund HoldCo is a Delaware limited liability company. Sub-Fund HoldCo is the sole member of TAO SPV GP, LLC, which is the manager of Elk Evergreen and Elk Cypress, each of which directly holds Enstar Ordinary Shares. Sub-Fund HoldCo is managed by its sole member, whose managing member is Alan Waxman, a United States citizen. The Merger Agreement permits the Enstar Ordinary shares held by Elk Evergreen and Elk Cypress to either be converted into the right to receive the Total Cash Consideration and cancelled or “rolled over” into equity of Elk Topco, LLC. It has been determined that such Enstar Ordinary Shares held by Elk Cypress and Elk Evergreen will be converted into the right to receive the Total Cash Consideration and cancelled, and thus, Elk Cypress and Elk Evergreen will not have any economic or beneficial interest in the post-closing private company. The principal business of each of the Sixth Street Filing Parties is investment. During the last five years, none of the Sixth Street Filing Parties has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal executive office of each of the Sixth Street Filing Parties is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201 and their phone number is (469) 621-3001.
The Sixth Street Filing Parties are affiliated with Sixth Street, a global investment firm headquartered in the United States.
CEO Filing Party
Dominic F. Silvester is the Chief Executive Officer and a director of the Company. Concurrently with the execution and delivery of the Merger Agreement, the CEO Filing Party entered into the Support Agreement with Elk Evergreen, Elk Cypress, and TopCo, pursuant to which, among other things, the CEO Filing Party has agreed to support the transactions contemplated by the Merger Agreement and vote in favor of the matters to be submitted to Enstar shareholders in connection with the Mergers, including the adoption of the Merger Agreement, and against any Acquisition Proposal. Also pursuant to the Support Agreement, the CEO Filing Party has agreed to the Reinvestment. The Support Agreement will terminate upon the valid termination of the Merger Agreement in accordance with its terms. The CEO Filing Party has not (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal business address for Mr. Silvester is c/o Enstar Group Limited, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.
Background of the Mergers
The following chronology summarizes certain key meetings and events that led to the signing of the Merger Agreement.
The Board, along with representatives of Company management, regularly meet and consider, on an ongoing basis, the Company’s long-term strategy and the range of strategic opportunities available to the Company to strengthen its business and to enhance shareholder value, including potential financing opportunities, investment opportunities, acquisitions, divestitures, joint ventures and strategic partnerships and other strategic transactions.
Starting in late 2021, the Board undertook a process to review and consider potential strategic opportunities for the Company, including a sale of the Company and strategic collaborations or joint venture transactions with the Company. As part of this process, the Company from February to April 2022 entered into mutual nondisclosure agreements with four counterparties, including Sixth Street, and provided each of such parties with certain non-public information regarding the Company and held discussions with representatives of each of such parties regarding the Company’s business. Following discussions with, and due diligence review of the Company by, such parties, only one party (“Party A”), which was not Sixth Street, submitted an initial non-binding proposal to acquire the outstanding Enstar Ordinary Shares. Such offer appeared to imply a price between approximately $278 to $305 per Enstar Ordinary Share, as calculated by the Company and its advisors based on the most recently publicly available information of the number of Enstar Ordinary Shares outstanding as of the date of the proposal (which is not comparable to the number of Enstar Ordinary Shares currently outstanding due to subsequent repurchases).
On June 17, 2022, with the authorization of the Board, which had reviewed a disclosure letter provided by Goldman Sachs describing its relationships with Sixth Street, Party A and CPPIB, the Company formalized the engagement of Goldman Sachs, which had acted as the Company’s financial advisor in connection with the Company’s prior discussions with various parties, to continue to act as the Company’s financial advisor.
After discussion and diligence review by Party A, which continued until the third quarter of 2022, Party A communicated that it would not continue to pursue any strategic transaction or collaboration with the Company.
Thereafter, members of Company management and representatives of Sixth Street engaged in periodic informal discussions regarding the Company and the insurance industry.
As part of its ordinary course capital return program, the Board regularly considers potential repurchases of Enstar Ordinary Shares and from April 2022 until the execution of the Merger Agreement, the Company repurchased Enstar Ordinary Shares and non-voting convertible ordinary shares of the Company having an aggregate value of approximately $650 million.
In early 2023, representatives of Canada Pension Plan Investment Board (“CPPIB”), a shareholder of the Company, informed the Board that CPPIB was interested in decreasing its stake in Enstar, including, among other things, the Company repurchasing certain of CPPIB’s interest. In March 2023, the Company repurchased 1,597,712 of the Company’s non-voting convertible ordinary shares held by CPPIB. Thereafter, the Company engaged in discussions with CPPIB regarding other ways in which CPPIB could further decrease its stake in the Company.
In June 2023, a representative of Sixth Street informed Dominic Silvester, Chief Executive Officer of Enstar, and another member of Company management that Sixth Street would be interested in acquiring a potential minority investment in the Company.
Between June 2023 and August 2023, Company management and Sixth Street representatives engaged in discussions regarding Sixth Street’s interest in a minority investment in the Company and Sixth Street’s review of publicly filed information of the Company.
On August 10, 2023, the Company and Sixth Street entered into a new mutual nondisclosure agreement and, thereafter, the Company provided Sixth Street certain non-public information regarding the Company and held discussions with representatives of Sixth Street regarding the Company’s business to allow Sixth Street to consider an investment in the Company and to undertake due diligence in connection therewith.
Between August 2023 and September 2023, members of Company management and the Board discussed and evaluated ways in which CPPIB could decrease its stake in the Company and Sixth Street’s interest in a minority investment in the Company and explored ways to partner the two parties to avoid any negative impact on the trading price of Enstar’s shares as a result of any substantial open-market sales by CPPIB. Thereafter, between September 2023 and November 2023, members of Company management and representatives of Sixth Street and CPPIB explored the possibility of Sixth Street’s minority investment in the Company being executed through an acquisition by Sixth Street of certain Enstar Ordinary Shares from CPPIB, in connection with which, Sixth Street had requested substantially similar contractual shareholder rights to those held by CPPIB, including a right to designate one representative to the Board.
On November 8, 2023, CPPIB entered into a Purchase Agreement (the “Purchase Agreement”) by and among CPPIB, Elk Evergreen and Elk Cypress (together with Elk Evergreen, the “Sixth Street Shareholders”). Elk Cypress and Elk Evergreen are both entities affiliated with Sixth Street. Pursuant to the Purchase Agreement, the Sixth Street Shareholders agreed to purchase certain Enstar Ordinary Shares from CPPIB (the “Sixth Street Share Purchase”) for approximately $227.20 per Enstar Ordinary Share. Following the completion of the Sixth Street Share Purchase on November 14, 2023, the Sixth Street Shareholders held 4.7% of the outstanding Enstar Ordinary Shares. In connection with the Sixth Street Share Purchase, the

Company and the Sixth Street Shareholders entered into (i) a Shareholder Rights Agreement on November 8, 2023 (the “Shareholders Rights Agreement”), pursuant to which the Company agreed to provide the Sixth Street Shareholders with certain contractual shareholder rights that were customary for minority investors, including the right to designate one observer to attend meetings of the Board and (ii) a Registration Rights Agreement, dated as of November 8, 2023, each as more fully described in “Important Information Regarding Enstar — Transactions in Enstar Shares”.
On December 20, 2023, the Board held a regularly scheduled information session to review the Company’s business plan for the upcoming fiscal year. Representatives of Company management and a representative of Sixth Street, as an observer, were in attendance at this session. Company management reviewed with the Board the business plan for the 2024 fiscal year prepared by Company management. The Board discussed with Company management the assumptions in the draft business plan. The Board provided input on the draft business plan, asked for more detail in various areas and instructed Company management to prepare and circulate a revised draft reflecting the Board’s input.
On February 21 and February 22, 2024, the Board held a meeting with representatives of Company management and a representative of Sixth Street, as an observer, in attendance. At the meeting, representatives of Company management discussed with the Board, among other things, the updated draft of the business plan for the 2024 fiscal year and a draft of five-year forecasts prepared by Company management for the fiscal years 2024 to 2028. The Board discussed with Company management the modifications that had been made in the current draft of the business plan for the 2024 fiscal year based on the Board’s questions and comments at the December 20, 2023 information session, including to account for potentially lower future interest rates and to contemplate a potential capital return of $500 million to Company shareholders during fiscal year 2024. Company management also discussed with the Board certain metrics reflected in the revised draft of the business plan for the 2024 fiscal year, including the Company’s Adjusted ROE and projected fully diluted book value per share. At this meeting, the Board also discussed other areas of strategic focus including: capital and liquidity projections, scalability, different potential methodologies for assessing the intrinsic value of the Company, and potential share repurchases and the level of such repurchases considering the low trading volumes of the Enstar Ordinary Shares and the ownership concentration of the Enstar Ordinary Shares.
At this meeting, the non-executive directors of the Board held an executive session during which the directors discussed topics that the Human Resources and Compensation Committee of the Board had discussed earlier that day, including the Board’s ongoing management succession planning efforts, as generally encouraged by the Company’s governance program and its regulators. No representatives of Sixth Street were present at this executive session. As part of such discussions, the directors in attendance noted that the Company had, in 2021 and 2022, with the authorization of the Board, engaged executive search firms to undertake search processes for alternative potential candidates for the Chief Executive Officer role of the Company to be prepared in the event that Mr. Silvester elected not to continue in such role following the expiration of his employment agreement in January 2025 or if a new employment agreement could not be reached between the parties.
During the days of the February 21 and February 22, 2024 Board meeting and in the days before and after, representatives of Sixth Street had discussions with representatives of the Company suggesting that Sixth Street may be interested in making a proposal to acquire the Company.
Following those initial discussions, the Company provided Sixth Street and its representatives with limited access to preliminary diligence materials.
On March 6, 2024, Mr. Silvester met with representatives of Sixth Street, at which they discussed the Company’s business generally, the insurance industry, and Sixth Street’s experience and impressions in its first months as a shareholder of the Company and as having an observer to the Board’s meetings. Representatives of Sixth Street also informed Mr. Silvester that Sixth Street was interested in pursuing a strategic transaction with the Company, assuming that Mr. Silvester would remain as the Chief Executive Officer of the Company in the foreseeable future.
On March 24, 2024, a representative of Sixth Street submitted a written non-binding letter of interest to Robert Campbell, the Chairman of the Board, copying Mr. Silvester (the “March 24 Letter”). The

March 24 Letter proposed that Sixth Street would acquire all of the outstanding Enstar Ordinary Shares, other than the Enstar Ordinary Shares already held by Sixth Street and its affiliates, for $327 per Enstar Ordinary Share (which would be $326.83 per Enstar Ordinary Share, on a fully diluted basis and inclusive of all outstanding Enstar Ordinary Shares, Company Restricted Shares, RSU Awards, PSU Awards and Enstar Ordinary Shares subject to the JSOP (the foregoing, with the exception of the Enstar Ordinary Shares, the “Enstar Equity Awards”), and calculated on the assumption that the market price of the Enstar Ordinary Shares subject to the JSOP at both the vesting date and the Realisation Date (as defined in the JSOP) were equal to the offer price (which we refer to as an “as-adjusted fully diluted basis”, calculated, in each case, based on Company management’s then-current view of its capitalization)), with the Company’s preferred shares remaining outstanding. The March 24 Letter implied a total diluted equity valuation of $4,948 million, but also stated that Sixth Street expected the Company to distribute $750 million to its shareholders between the last reported balance sheet date of December 31, 2023 and the closing of any potential transaction and that the offer price in the March 24 Letter would be decreased by any such distributions to shareholders. The March 24 Letter also indicated that all Enstar Equity Awards would be cashed out based on the offer price. The offer price in the March 24 Letter represented (i) a premium of 11.8% to the trading price of the Enstar Ordinary Shares the trading day prior to the receipt of the March 24 Letter, and (ii) an implied price over the 2023 fiscal year end book value (which was then the most recent value available) multiple equal to 0.98x, 0.92x and 0.92x, on an including accumulated other comprehensive income (“AOCI”), excluding AOCI and Management Adjusted Book Value (as defined on page 67) basis, respectively. The March 24 Letter also indicated that Sixth Street intended to finance any potential transaction through a combination of cash from one or more of Sixth Street’s investment vehicles, equity commitments from co-investors and third-party bank financing. The March 24 Letter also indicated that Sixth Street was impressed by the quality of the management team and would be excited to potentially partner with the Company on its next phase of growth.
On March 26, 2024, the Board held an information session, with representatives of Hogan Lovells US LLP (“Hogan Lovells”), long-time legal counsel to the Company, and Goldman Sachs, as financial advisor, in attendance. At the information session, the Board discussed, among other things, the March 24 Letter, which had been shared with the Board in advance of the information session, and the Hogan Lovells representatives reviewed with the Board the directors’ fiduciary duties under Bermuda law (based on the advice of the Company’s Bermuda counsel, Conyers Dill & Pearman Limited (“Conyers”)) when evaluating next steps in connection with the March 24 Letter. No representative of Sixth Street attended this information session or any subsequent meetings or information sessions of the Board related to the Transactions, as an observer or otherwise. The Board determined that it would hold an information session on April 4, 2024 so as to allow the directors time to further consider the March 24 Letter.
Following the Board’s receipt of the March 24 Letter, the Board retained Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”), as legal counsel, in connection with the Board’s consideration of the March 24 Letter and of the Board’s review of other strategic alternatives. The Board chose Paul, Weiss, based on Paul, Weiss’ extensive experience in similar transactions, qualifications and reputation and the fact that Paul, Weiss had not been engaged by the Company for legal services in the past.
On April 3, 2024, representatives of Goldman Sachs delivered an initial relationship disclosure letter to the Board describing its relationships with Sixth Street.
On April 4, 2024, the Board held an information session with the non-recused directors, representatives of Company management, Goldman Sachs, Paul, Weiss, and Hogan Lovells in attendance. Due to the potential for conflicts of interests, as more fully described in “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers ”, directors Dominic Silvester and Orla Gregory, President of Enstar, recused themselves from the information session after having been provided notice of the information session. Mr. Silvester and Ms. Gregory did not attend any subsequent meetings or information sessions of the Board related to the Transactions until the Board meeting held on July 28, 2024.
At the April 4 information session, representatives of Paul, Weiss reviewed with the Board the legal and process considerations in connection with a potential change of control transaction involving the Company and the directors’ fiduciary duties under Bermuda law (based on the advice of Conyers) when considering any such change in control transaction, evaluating next steps in connection with the March 24 Letter and their review of other potential strategic alternatives, including remaining a standalone public company. The Paul, Weiss representatives also discussed with the Board the potential for conflicts of interests and the need to manage any interest of a director or officer in a potential transaction that differed from the Company’s other shareholders.
Also at this information session, representatives of Goldman Sachs reviewed with the Board the financial terms of the March 24 Letter, referring to the March 24 Letter and a presentation that had been shared with the Board in advance of the information session. Representatives of Goldman Sachs also provided a preliminary financial analysis of the Company based on, at the direction of the Board, the Draft Financial Projections (as defined below in the section entitled “Special Factors — Projections” beginning on page 85 of this Proxy Statement). The Board and its advisors engaged in discussions regarding the foregoing, including the risk that the Company’s regulators may not approve the Company issuing a $750 million dividend in light of the fact that the Company had only discussed a capital return amount of $500 million for the 2024 fiscal year with its regulators to date, and if a $750 million dividend was a condition to the closing of a transaction, as contemplated by the March 24 Letter, then there was a risk that such closing condition would not be satisfied. The Board noted that the Company would have the opportunity to discuss this matter with the BMA, as its group supervisor, ahead of entering into definitive agreements with Sixth Street.
The Board then considered whether or not to engage in discussions with Sixth Street. The Board discussed, among other things, (i) that the March 24 Letter was Sixth Street’s initial offer and it was likely that a higher price per Enstar Ordinary Share could be obtained through negotiation, (ii) Sixth Street’s proposal that the Enstar Equity Awards would be cashed out in a potential transaction, (iii) that the offer had to be considered as compared to the Company’s standalone plan, the execution of which also had risks associated with it, including among others, potential senior management changes within the next year, given that Mr. Silvester’s employment agreement expires in January 2025, and (iv) that the offer price in the March 24 Letter was below the then-current book value of the Company, and the Board considered that the book-value of the Company was likely to increase further by the time of a signing, or a closing, of a potential transaction, which could mean that the offer price may be at a greater discount to the book value of the Company at the time of a signing, or a closing, of a potential transaction.
The Board also considered, if the Board did desire to engage in discussions with Sixth Street, whether to explore third party interest in a transaction involving the Company prior to or at the same time as engaging in such discussions. In these considerations, the Board noted, among other things, (i) the limited number of third parties that could be interested in a potential strategic transaction with the Company in light of the size of the Company and specialization of the Company’s business (as demonstrated by the lack of interest expressed by potential counterparties since the Company’s strategic review process and discussions in 2021 and 2022), (ii) the risk of a market leak, which would be exacerbated by the Company having discussions with more than one potential counterparty regarding any strategic transaction involving the Company, that could result in business instability, uncertainty and harm to the Company’s relations with employees and third parties and less certainty in executing a transaction with Sixth Street, and (iii) the fact that pursuing a strategic transaction of the type contemplated by the March 24 Letter would provide the Company’s shareholders a liquidity event that may be appealing given the limited trading volume of the Enstar Ordinary Shares, which itself had partially contributed to volatility in the Company’s share price over time.
Also at that information session, Company management reviewed with the Board a draft of certain financial projections of the Company for fiscal years 2024 to 2028 (the “Draft Financial Projections”). Company management explained that the Draft Financial Projections were prepared based on the five-year forecasts that Company management reviewed with the Board on February 21 and 22, 2024 as discussed above, but with certain modifications, including (i) updated interest rate assumptions to match the forward Bloomberg curve, (ii) updated assumptions with respect to M&A activity to reflect that there had yet to be any M&A transactions entered into in fiscal year 2024 and (iii) an updated potential capital return assumption of $250 million to Company shareholders in fiscal year 2024 as opposed to $500 million included in the prior draft, to reflect that there had yet to be any share repurchases in the first quarter of 2024. At the information session, the Board also discussed the sensitivity of the Draft Financial Projections to capital return assumptions for fiscal years 2024 to 2028 and requested that Goldman Sachs, purely for illustrative purposes, perform certain financial analysis of the Company based on a sensitivity case that reflected the Draft Financial Projections adjusted solely to reflect capital return assumptions that were twice as high in each of fiscal years 2024 to 2028 as compared to the level of capital return assumptions contemplated in the Draft Financial Projections.

After discussion and deliberation, the Board instructed Mr. Campbell and representatives of Goldman Sachs to inform Sixth Street, which Mr. Campbell and the Goldman Sachs representatives did promptly following the information session, that Sixth Street needed to increase its offer price to engage in further discussions with the Board and that without the prior approval of the Board, Sixth Street was not permitted to discuss any terms of any potential transaction with Company management.
On April 7, 2024, a representative of Sixth Street submitted a revised written non-binding letter of interest to Mr. Campbell (the “April 7 Letter”), which submission did not include and was not provided to Mr. Silvester. The April 7 Letter proposed that Sixth Street would acquire all of the outstanding Enstar Ordinary Shares, other than the Enstar Ordinary Shares already held by Sixth Street and its affiliates, for a total diluted equity valuation of $5,100 million, which implied a per share price of $336.62 per Enstar Ordinary Share on an as-adjusted fully diluted basis, with the Company’s preferred shares remaining outstanding. The April 7 Letter also stated that Sixth Street expected the Company to distribute $500 million to its shareholders between the last reported balance sheet date prior to the signing of any definitive transaction documentation and the closing of any potential transaction. The April 7 Letter also indicated that all Enstar Equity Awards would be cashed out based on the offer price. Based on the implied per share price of $336.62, the offer price in the April 7 Letter represented (i) a premium of 15.1% to the trading price of the Enstar Ordinary Shares the day prior to the receipt of the March 24 Letter and (ii) an implied price over the 2023 fiscal year end book value multiple equal to 1.01x, 0.95x and 0.95x, on an including AOCI, excluding AOCI and Management Adjusted Book Value basis, respectively. The April 7 Letter also stated that any definitive transaction agreement would not include a “go-shop” period during which the Company could solicit alternative proposals from a third party and included a request for the Company to execute an exclusivity agreement, pursuant to which the Company would engage in exclusive discussions with Sixth Street regarding a strategic transaction involving the Company until May 9, 2024.
Also on April 7, 2024, representatives of Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel to Sixth Street, sent to representatives of Paul, Weiss an initial draft of an exclusivity agreement contemplating an exclusivity period until May 9, 2024.
On April 9, 2024, the Board held an information session with the non-recused directors, Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Representatives of Goldman Sachs reviewed with the Board the financial terms of the April 7 Letter, referring to the April 7 Letter and a presentation that had been shared with the Board in advance of the information session, and how such terms compared to the terms of the March 24 Letter. The Board noted that the April 7 Letter was a significant improvement from the March 24 Letter as it contemplated a higher offer price per Enstar Ordinary Share and a lower distribution to shareholders by the Company as part of the consideration to Enstar shareholders, which, in light of potential regulatory restraints on the Company’s ability to issue dividends, would increase the closing certainty of the potential transaction.
Also at the April 9 information session, the Board discussed with Company management and the Company’s advisors, in addition to the considerations the Board discussed at its information session held on April 4, 2024, (i) the benefits of entering into an exclusivity agreement with Sixth Street to facilitate its review of a potential transaction with the Company, (ii) whether granting exclusivity would deprive the Company of an opportunity to engage with other potential counterparties, and (iii) alternative methods to explore third-party interest including in a “go-shop” period following the signing of any definitive transaction documentation.
After discussion and deliberation of the foregoing, the Board instructed representatives of Goldman Sachs to, as a negotiating tactic to try to maximize shareholder value, respond to Sixth Street with a counteroffer at a price of $343 per Enstar Ordinary Share, which the Board believed was on the higher range of prices that Sixth Street may be willing to consider, and to include a “go-shop” period, which the Goldman Sachs representatives did promptly following the information session.
Later on April 9, 2024, a representative of Sixth Street submitted a revised written non-binding letter of interest to Mr. Campbell (the “April 9 Letter”, collectively with the March 24 Letter and the April 7 Letter, the “Offer Letters”), which submission did not include and was not provided to Mr. Silvester. The April 9 Letter proposed that Sixth Street would acquire all of the outstanding Enstar Ordinary Shares, other than the Enstar Ordinary Shares already held by Sixth Street and its affiliates, for $338.00 per Enstar

Ordinary Share (which was also $338.00 per Enstar Ordinary Share on an as-adjusted fully diluted basis), with the Company’s preferred shares remaining outstanding. The April 9 Letter stated that the proposed transaction would value the Company at $5,121 million (and such offer price also implied an equity valuation of $5,121 million on an as-adjusted fully diluted basis) and also stated that Sixth Street expected the Company to distribute $500 million to its shareholders between the last reported balance sheet date prior to the signing of any definitive transaction documentation and the closing of any potential transaction. The offer price in the April 9 Letter represented (i) a premium of 15.6% to the trading price of the Enstar Ordinary Shares the day prior to the receipt of the March 24 Letter and (ii) an implied price over the 2023 fiscal year end book value multiple equal to 1.02x, 0.96x and 0.95x, on an including AOCI, excluding AOCI and Management Adjusted Book Value basis, respectively. With the April 9 Letter, Sixth Street reiterated its request to enter into an exclusivity agreement until May 9, 2024. The April 9 Letter also proposed that any definitive documentation would include (i) a termination fee equal to $102 million payable by the Company to Sixth Street in the event that the Company enters into a definitive agreement for a potential transaction with a third party during the “go-shop” period and (ii) a “go-shop” period of 25 days.
On April 10, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Representatives of Goldman Sachs reviewed with the Board the financial terms of the April 9 Letter, referring to the April 9 Letter and a presentation that had been shared with the Board in advance of the information session, and how such terms compared to the terms of the April 7 Letter and the March 24 Letter. Representatives of Goldman Sachs noted that representatives of Sixth Street had communicated to them verbally that the offer price included in the April 9 Letter represented the best and final offer from Sixth Street.
During the information session, the Board discussed, in addition to the considerations the Board discussed at its prior meetings and information sessions, that the offer price in the April 9 Letter was an improvement from the April 7 Letter.
At the information session, the Board also considered, with input from its advisors, Sixth Street’s proposal on the “go-shop” period. The Board discussed, among other things, (i) the Company having meaningful negotiations with any such third party during a 25-day “go-shop” period, (ii) the customary lengths of “go-shop” periods and termination fees in deals in the insurance industry and deals of the size and type similar to any potential transaction with Sixth Street, and (iii) given the limited number of third parties that could be interested in a potential strategic transaction with the Company (due to the size of the Company and specialization of the Company’s business and as demonstrated by the Company’s strategic review process and discussions in 2021 and 2022), the Board’s continued belief that there was no expectation of any meaningful discussions with other third parties regarding a strategic transaction at this time and the low likelihood of an exclusivity period depriving the Company of an opportunity to meaningfully engage with other potential counterparties.
Following discussion and deliberation, the Board (i) directed the Goldman Sachs representatives to inform Sixth Street that the Company was willing to negotiate the terms of a transaction at $338 per Enstar Ordinary Share and with a termination fee of $102 million to be payable during the “go-shop” period, subject to the go-shop period being a longer period (which the Goldman Sachs representatives did promptly following the information session), and (ii) authorized Company management and representatives of Paul, Weiss to negotiate a longer “go-shop” period of 30 days or more, which would be customary for deals in the insurance industry and deals similar in size and type to any potential transaction with Sixth Street, and an exclusivity agreement with Sixth Street, with an exclusivity period until May 9, 2024.
Between April 10, 2024 and April 14, 2024, representatives of Paul, Weiss and representatives of Simpson Thacher negotiated an exclusivity agreement and an amended and restated mutual nondisclosure agreement. On April 14, 2024, the Company and Sixth Street agreed that any definitive agreement would include a “go-shop” period of 35 days.
On April 12, 2024, Sixth Street and its representatives were provided with access to an electronic data room containing additional non-public information of the Company.
Following April 14, 2024 until the signing date there were various discussions regarding the potential transaction among the representatives of the Company and representatives of Sixth Street, along with their respective financial advisors and legal counsel, and during the week of May 15, 2024, representatives of Sixth Street informed representatives of the Company that Sixth Street had completed its diligence.
On April 16, 2024, the Company and Sixth Street entered into the exclusivity agreement providing that the Company would engage in exclusive discussions with Sixth Street until 11:59 p.m. on the earlier of May 9, 2024 or the date on which Sixth Street notified the Company in writing that it no longer wished to pursue the transaction (the “Exclusivity Agreement”).
Additionally, on April 16, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Representatives of Goldman Sachs provided the Board with an update on the status of negotiations with Sixth Street regarding a potential transaction, noting that Sixth Street had informed representatives of Goldman Sachs that Sixth Street had begun discussions with 13 potential equity financing sources, which were approved by the Company, and expected to provide the Board updates on such discussions on a continuing basis. Representatives of Goldman Sachs also relayed to the Board that Sixth Street had requested to contact Stone Point and Mr. Silvester to begin preliminary discussions to understand whether Stone Point or Mr. Silvester would be interested in participating in any potential transaction between Sixth Street and the Company by “rolling over” some or all of their existing equity interests in the Company into the post-closing private company. The Board and its advisors discussed, among other things, that (i) Stone Point held 9.5% of the Enstar Ordinary Shares and Mr. Silvester held 4.3% of the Enstar Ordinary Shares and that allowing such discussions could increase transaction certainty by reducing the total amount of capital that Sixth Street would need to raise and could signal to other potential financing sources that some of the largest shareholders of the Company were supportive of the transaction, and (ii) due to their respective holdings, if Stone Point were to be interested in “rolling over” some or all of their existing equity interests in the Company, any such change in its plans or proposals regarding its investment in the Company would require certain additional public disclosure under SEC rules, which would make public the fact that the Company is evaluating a potential transaction and result in the same negative impacts as a leak of the same information.
Following these discussions, the Board (i) determined that although it would be willing to agree to Sixth Street commencing discussions with Stone Point and Mr. Silvester in the process, it was too early to do so and that the Board would re-evaluate these requests once Sixth Street was further along in its financing efforts, and (ii) given that Sixth Street needed to raise additional equity commitments from co-investors to finance any potential transaction and to facilitate such outreaches, authorized Mr. Campbell to approve Sixth Street contacting additional financing sources, provided that each such financing source was bound by an appropriate obligation of confidentiality to minimize leak risk and protect the Company’s proprietary information, and to approve any discussions between Sixth Street’s financing sources and Company management.
On April 29, 2024, representatives of Paul, Weiss sent an initial draft of the Merger Agreement to representatives of Simpson Thacher, which provided for, among other things: (i) obligations for both Sixth Street and the Company to use reasonable best efforts to obtain required regulatory approvals, except that Sixth Street would not be required to take any actions that would reasonably be expected to result in a Parent Material Adverse Effect or a Company Material Adverse Effect (each as defined in the section entitled “Terms of the Merger Agreement — Representations and Warranties” beginning on page 125 of this Proxy Statement), (ii) reflecting the approach taken in the Offer Letters, that each Enstar Equity Award would be canceled and cashed out at a price equal to, or based on, as applicable, the merger consideration, (iii) a reverse termination fee equal to 8.0% of the total equity value of the Company payable by Sixth Street to the Company if the Merger Agreement is terminated because Sixth Street was unable to obtain its necessary financing, (iv) a termination fee equal to 2.75% of the Company’s total equity value payable by the Company to Sixth Street if the Merger Agreement is terminated by Parent if there was a Board Recommendation Change (as defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement) or following the “go-shop” period by the Company to enter into a Superior Proposal (as defined in the section entitled “Terms of the Merger Agreement — Board Recommendation Changes” beginning on page 134 of this Proxy Statement), and (v) a termination fee equal to $102 million payable by the Company to Sixth Street if the Company terminates the Merger Agreement during the go-shop period to enter into a Superior Proposal.

On May 2, 2024, the Board held a meeting with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Prior to representatives of Goldman Sachs joining the meeting, the Board discussed and approved an amendment proposed by the Company to Goldman Sachs’ engagement letter, originally entered into on June 17, 2022 (the “2022 Engagement Letter”) to adjust the methodology for calculating fees in a manner that reduced the fees payable to Goldman Sachs in connection with any strategic transaction involving the Company. The Company and Goldman Sachs executed the amendment to the 2022 Engagement Letter on May 20, 2024.
Representatives of Goldman Sachs provided the Board an update on the status of discussions with Sixth Street, including Sixth Street’s equity financing and debt financing efforts in respect of the potential transaction. Representatives of Goldman Sachs noted that (i) Sixth Street had contacted 21 approved potential equity financing sources, but had not yet received any firm commitments from any such parties, although it had received positive indications of interests so far, (ii) the process had taken longer than expected due to the need to negotiate individual confidentiality agreements with such potential financing sources, leading to delays in information sharing, and (iii) a number of such potential financing sources had declined to participate in a potential transaction involving the Company due to differing strategic priorities. Representatives of Goldman Sachs noted that, given this slower-than-expected progress, the exclusivity period in the Exclusivity Agreement was set to expire on May 9, 2024 and that representatives of Sixth Street had requested a modest extension of the exclusivity period.
Representatives of Paul, Weiss reviewed with the Board the key terms of the draft Merger Agreement that representatives of Paul, Weiss shared with representatives of Simpson Thacher on April 29, 2024. The Board asked questions of and engaged in further discussion with representatives of Company management and representatives of Paul, Weiss regarding the terms of the draft Merger Agreement.
Also at the meeting, representatives of Company management reviewed with the Board the Company’s projected liquidity position in 2024 and the feasibility of a $500 million dividend as part of the merger consideration to Company shareholders.
The Board discussed and considered, among other things, (i) that the Board continued to believe the offer price of $338 per Enstar Ordinary Share represented a compelling shareholder value, (ii) the delays in providing explicit commitments due to negotiation of confidentiality agreements were a function of the transaction process and that Sixth Street had received positive indications of interest, and (iii) that the Board believed that Sixth Street remained capable of raising the necessary financing commitments.
Following these discussions, the Board instructed Mr. Campbell, Company management and its advisors to negotiate with Sixth Street and execute an amendment to the Exclusivity Agreement to provide for an extension of the exclusivity period to May 24, 2024, with Mr. Campbell and Company management having the option to further extend, if Company management believed that Sixth Street continued to be making progress and operating in good faith, to May 31, 2024.
On May 9, 2024, the Company and Sixth Street entered into an agreement to amend the Exclusivity Agreement to extend the exclusivity period until May 24, 2024, with the Company having an option to further extend the exclusivity period to May 31, 2024.
On or about May 10, 2024, Sixth Street and its advisors completed their due diligence review of the Company.
On May 13, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. Due to potential conflicts of interest that could arise due to Sixth Street’s interest in beginning discussions with Stone Point regarding its participation in a potential transaction, James Carey recused himself from the information session after having been provided notice of the information session. Mr. Carey did not attend any subsequent meetings or information sessions of the Board related to the Transactions until the Board meeting held on July 28, 2024. At the information session, representatives of Goldman Sachs provided the Board with an update on discussions with Sixth Street, noting that although Sixth Street’s financing efforts continued to take longer than anticipated, Sixth Street had informed representatives of Goldman Sachs that it had made meaningful progress in its financing efforts. Having contacted and engaged with more than 30 approved potential equity financing sources, Sixth Street believed that it would be able to provide the Company with a more fulsome update, and potentially with firm commitments, in the upcoming weeks.
From May 16, 2024 until the execution of the Merger Agreement, Company management, at the request of Sixth Street, and after Sixth Street had entered into an appropriate confidentiality agreement with such parties, held various discussions regarding the Company’s business with potential equity financing sources identified by Sixth Street.
On May 20, 2024, representatives of Simpson Thacher shared a revised draft of the Merger Agreement with representatives of Paul, Weiss. The key open issues in the revised draft included, among other things: (i) the non-occurrence of defaults and the receipt of change of control consents under the Company’s existing debt agreements, and the receipt of a waiver from a counterparty to the Company’s reinsurance agreements of such counterparty’s rights to terminate such agreements, as conditions to closing, (ii) that Sixth Street would not be required to take any actions to obtain required regulatory approvals if such actions would materially and adversely affect the aggregate economic benefits reasonably anticipated by Sixth Street from the potential transaction, (iii) a reverse termination fee equal to 5.0% of the total equity value of the Company payable by Sixth Street to the Company if the merger agreement was terminated because Sixth Street was unable to obtain its necessary financing, and (iv) a termination fee equal to 3.5% of the total equity value of the Company payable by the Company to Sixth Street following the “go-shop” period by the Company to enter into a Superior Proposal or by Parent if there was a Board Recommendation Change.
On May 22, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. At the information session, representatives of Goldman Sachs provided the Board an update on Sixth Street’s financing efforts and noted that Sixth Street had contacted more than 30 approved potential equity financing sources and had received indications from multiple parties in which Sixth Street had a high degree of confidence as to a significant portion of the desired equity co-investment. The Goldman Sachs representatives also noted that Sixth Street would likely require additional co-investors in order to fully finance any potential transaction. The Board and representatives from Goldman Sachs also discussed Sixth Street’s prior request to initiate discussions with Mr. Silvester and Stone Point in order to understand their interest in potentially participating in a transaction between Sixth Street and the Company.
At that information session, representatives of Goldman Sachs noted that the exclusivity period, as extended on May 9, 2024, under the Exclusivity Agreement was set to expire in two days, and that although Sixth Street had not yet requested another extension, that it was likely that Sixth Street would request another extension in the next day or two. The Board considered (i) the Board’s belief that Sixth Street was able to raise the necessary commitments to fully finance the potential transaction, as discussed in prior Board meetings and information sessions and given the various discussions Company management had to date with potential equity financing sources and (ii) the Company’s preliminary discussions with the BMA regarding the proposed transaction to date.
After discussion and deliberation, the Board determined, and instructed its advisors (i) to negotiate an extension to the exclusivity period if Sixth Street requested another extension, and in order to limit the restrictions and to incentivize Sixth Street to raise funds expeditiously, to extend the exclusivity period initially to June 7, 2024, with the Company having an option to further extend the exclusivity period to June 30, 2024, and (ii) inform Sixth Street (which its advisors did promptly following the information session) that it was still premature to allow Sixth Street to initiate discussions with either Stone Point or Mr. Silvester regarding the terms of a potential transaction in respect of the Enstar Ordinary Shares they held at this time, but that it would authorize Sixth Street to have a preliminary discussion with Mr. Silvester and Stone Point regarding the disclosure obligations under SEC rules and a preliminary discussion with Stone Point regarding potential debt financing by Stone Point in connection with the potential transaction.
On May 24, 2024, after receiving a request from Sixth Street to extend the exclusivity period under the Exclusivity Agreement, the Company and Sixth Street entered into an agreement to amend the Exclusivity Agreement to extend the exclusivity period to June 7, 2024, with the Company having an option to further extend the exclusivity period to June 30, 2024.

From May 24, 2024 until the execution of the Merger Agreement on July 29, 2024, the parties and their respective legal advisors exchanged several drafts of, and engaged in numerous discussions and negotiations concerning, the terms of the Merger Agreement and the key open issues in the Merger Agreement as summarized above. The final terms as agreed to by the parties are summarized in the section entitled “Terms of the Merger Agreement” beginning on page 118 of this Proxy Statement.
On June 14, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. At the information session, representatives of Goldman Sachs provided the Board an update on Sixth Street’s fundraising, noting that Sixth Street had contacted more than 60 approved potential equity financing sources and had received indications from approximately ten parties in which Sixth Street had a high degree of confidence in an aggregate amount representing a substantial portion of the desired equity co-investment. Representatives of Paul, Weiss reviewed with the Board the status of the negotiation of the definitive transaction documents to date, noting that the parties had made progress on the Merger Agreement but that documents related to Sixth Street’s financing had not yet been provided by Sixth Street. The Board noted that the exclusivity period had been extended a number of times and that the current exclusivity period was set to expire on June 30, 2024. The Board determined to reconvene on June 28, 2024 to hear further updates on the negotiation with Sixth Street and Sixth Street’s financing progress.
On June 24, 2024, representatives of Paul, Weiss held a telephone call with representatives of Simpson Thacher to discuss the terms of the potential transaction, including a different transaction structure for the potential transaction. The alternative transaction structure would provide that, instead of the Company issuing a dividend equal to $500 million, the potential transaction would be structured to include a reorganization of the Company during which the Company shareholders would receive an aggregate amount equal to $500 million as a return from Enstar’s balance sheet as consideration in such reorganization, followed by a reverse triangular merger with a wholly owned subsidiary of Sixth Street.
On June 28, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. At the information session, representatives of Company management and the Company’s advisors provided the Board with an update on the negotiation of transaction documents with Sixth Street and Sixth Street’s continued discussions with potential third party financing sources. Representatives of Goldman Sachs noted that (i) Sixth Street continued to receive positive feedback from a number of equity financing sources, having contacted more than 80 approved potential equity financing sources and having received firm commitments from approximately ten parties (which, together with investors that Sixth Street believed had a high conviction to provide firm commitments, represented approximately 96% of the desired equity co-investment), (ii) that Sixth Street strongly believed that, in the following weeks, it would be able to raise all the necessary equity commitments required to fully finance the potential transaction, and (iii) that Sixth Street had requested an extension of the exclusivity period under the Exclusivity Agreement. The Board considered, among other things, (i) based on Company management’s and the Goldman Sachs representatives’ recent interactions with Sixth Street, that Sixth Street remained very engaged in the potential transaction, (ii) the Board’s continued belief that a transaction with Sixth Street at $338 per Enstar Ordinary Share represented a compelling shareholder value, and (iii) the Board’s belief that, given the level of firm commitments that Sixth Street had obtained and the various discussions Company management had with potential equity financing sources, that Sixth Street was capable of raising all the necessary commitments in the following weeks. After discussion and deliberation with Company management and its advisors, the Board determined that although the Board would be willing to further extend the exclusivity period to July 22, 2024, if Sixth Street was not ready to execute definitive transaction documents for a potential transaction by that date, the Board would have to reconsider whether it would continue discussions with Sixth Street.
On June 29, 2024, the Company and Sixth Street entered into an agreement to amend the Exclusivity Agreement to extend the exclusivity period until July 22, 2024.
On July 3, 2024, Betaville Intelligence published an article (the “Betaville Article”) speculating about interest in a takeover transaction involving the Company and speculating that the trading price of the Enstar Ordinary Shares had risen due to the speculation of the takeover discussions.

Between July 15, 2024 and July 19, 2024, representatives of Simpson Thacher shared initial drafts of the equity commitment letter, which reflected a commitment from Sixth Street for the full amount of the required equity financing in support of the Mergers, the limited guarantee and the debt facilities commitment letter with representatives of Paul, Weiss. Between July 15, 2024 and until the execution thereof on July 29, 2024, representatives of Simpson Thacher and representatives of Paul, Weiss negotiated the terms of the equity commitment letter, the limited guarantee and the debt facilities commitment letter.
On July 22, 2024, the Board held an information session with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. At an executive session prior to the information session, the Board discussed the merger consideration offered by Sixth Street in the April 9 Letter in the context of (i) the current trading price of the Enstar Ordinary Shares, which had increased from $306.08 per Enstar Ordinary Share (the closing price on the trading day prior to the Board’s last information session on June 28, which preceded the publishing of the Betaville Article) to $324.88 per Enstar Ordinary Share (the closing price on the trading day prior to this information session), (ii) the recent, elevated, trading activity of the Enstar Ordinary Shares, including the significantly increased trading volumes beginning around June 28, 2024 relative to the Company’s normal trading volumes, noting that both the increase in trading price and trading volumes may be a result of market rumors of the Company being in discussions regarding a strategic transaction and (iii) the Company’s book value for the second fiscal quarter of 2024, which was expected to be approximately $350 per Enstar Ordinary Share.
In light of the foregoing, the Board discussed whether it would request a higher offer price from Sixth Street, noting, among other things, (i) that when the Board agreed to negotiate with Sixth Street, the offer price of $338 per Enstar Ordinary Share represented an implied price over the 2023 fiscal year end book value multiple equal to 1.02x, 0.96x and 0.95x, on an including AOCI, excluding AOCI and Management Adjusted Book Value basis, respectively, but that the Board considered that book value would likely increase both during negotiations with Sixth Street and during any signing to closing period of the potential transaction, (ii) that the trading price of the Enstar Ordinary Shares and the Company’s book value are not necessarily reflections of the Company’s intrinsic value and that Goldman Sachs would provide the Board with its financial analyses during the information session, (iii) that the potential transaction must be considered as compared to the risks to executing the Company’s business plan on a go-forward basis with existing and new management teams given the potential for executive management changes within the next year, (iv) the possibility that negotiations with Sixth Street would continue to be prolonged (which would increase the risk that discussions with Sixth Street would leak) if the Board requested an increase in the merger consideration given the time taken for Sixth Street to obtain firm commitments from financing sources, and (v) the limited number of third parties that would be interested in a strategic transaction with the Company (which was demonstrated by the Company’s strategic review process and discussions in 2021 and 2022 and the limited number of potential equity financing parties that Sixth Street was able to secure).
Thereafter, the Goldman Sachs representatives joined the information session and further discussed with the Board such matters. The Goldman Sachs representatives also provided the Board with an update on Sixth Street’s financing efforts and relayed that Sixth Street had contacted more than 80 approved potential equity financing sources and the majority of them declined to participate in any strategic transaction with the Company. They also noted that although Sixth Street would like to receive additional firm commitments from third party investors, Sixth Street was willing to finalize negotiations of a potential transaction and fund any shortfall between the amounts raised and the total merger consideration. At this information session, Paul, Weiss representatives provided the Board with an update on the status of the negotiations of the transaction documents with Sixth Street and reviewed with the Board the terms of the latest draft of the Merger Agreement and ancillary documents. The Goldman Sachs representatives also discussed with the Board Sixth Street’s prior request to engage in discussions with Stone Point and Mr. Silvester to understand their potential interest in participating in the post-closing private company.
Also at this July 22, 2024 information session, Company management reviewed with the Board an updated draft of the Draft Financial Projections, which were identical to the Draft Financial Projections, except that such projections forecasted the Company’s financial performance from and including the third fiscal quarter of 2024 rather than the first fiscal quarter of 2024 as provided in the Draft Financial Projections given that the first two fiscal quarters of 2024 had elapsed (the “Financial Projections”).

After discussions and deliberation, the Board (i) determined that the risk of negotiations with Sixth Street being prolonged if the Board requested an increase in the merger consideration from Sixth Street at that time was high, given the Board’s belief that Sixth Street would need to seek additional financing in that case, the significant time taken for Sixth Street to raise the financing to-date and the possibility that such existing commitments would no longer be available at an increased price, (ii) determined that the risk of a leak of discussions with Sixth Street would be exacerbated by any prolongation of negotiations with Sixth Street (with such a leak risk demonstrated by the Betaville Article), (iii) instructed its advisors to finalize negotiations of the transaction documents with Sixth Street, (iv) in order to increase the certainty of the consummation of a transaction with Sixth Street, instructed its advisors to inform Sixth Street that the Board authorized Sixth Street to discuss participation in a potential “roll over” transaction with Stone Point and Mr. Silvester with respect to their respective existing equity interests in the Company if it wished to do so, and (v) approved the Financial Projections for Goldman Sachs to rely upon for purposes of Goldman Sachs’ financial analyses of the Company and its fairness opinion.
On July 22, 2024, representatives of Simpson Thacher shared an initial draft of a preferred equity commitment letter with representatives of Paul, Weiss. The initial draft contemplated that the Preferred Equity Investor would potentially provide debt-like financing in support of the potential transaction and subscribe for certain preferred shares in Parent following the closing. Sixth Street and its advisors also informed the Company and its advisors that, following their preliminary discussion with Stone Point, Stone Point had expressed that Stone Point was not interested in “rolling over” any of its existing equity interests in the Company into the post-closing private company due to the fact that the Trident Funds invested in the Company were nearing the end of their life cycle, but that the Preferred Equity Investor had instead indicated interest in making a debt-like preferred equity investment in the acquisition company structure.
On July 25, 2024, representatives of Simpson Thacher shared with representatives of Paul, Weiss initial drafts of the rollover and support agreements between Sixth Street and each of Mr. Silvester and certain entities and persons associated with J. C. Flowers & Co. These drafts were shared concurrently with the Company.
On July 28, 2024, the Board held a meeting with the non-recused directors, representatives of Company management and representatives of Goldman Sachs, Paul, Weiss and Hogan Lovells in attendance. The Board again discussed with Company management, representatives of Paul, Weiss and (after certain initial discussions on the subject) Goldman Sachs, the merger consideration in the April 9 Letter, how it compared to the trading price of the Enstar Ordinary Shares, which had further increased from $324.88 per Enstar Ordinary Share (the closing price on the trading day prior to the date of the Board’s last information session) to $348.31 per Enstar Ordinary Share (the closing price on the trading day prior to this meeting), and whether it would request Sixth Street increase the offer price for a potential transaction. The Board noted, among other things, (i) that the increase in the trading price of the Enstar Ordinary Shares was likely due to market speculation of the Company being in discussions of a potential transaction, and (ii) based on the considerations the Board had discussed across all its prior meetings and information sessions, pursuing a transaction at $338 per Enstar Ordinary Share represented a compelling shareholder value.
Ms. Gregory and Mr. Silvester then joined the meeting, together with other representatives of Goldman Sachs, and the Goldman Sachs and the Paul, Weiss representatives reviewed with the Board the final terms of the transaction, including the Merger Agreement (which reflected the alternative structure that the Paul, Weiss representatives proposed on June 24), the various financing documents (including the equity commitment letter, the debt facilities commitment letter and the Preferred Equity Commitment Letter) and the rollover and support agreements between Sixth Street and each of the Reinvesting Shareholders (as defined in the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement). The Paul, Weiss representatives also reviewed with the Board the rules and regulations under the Exchange Act that would be applicable to the potential transaction and the anticipated timing of the related SEC review process. The Goldman Sachs representatives reviewed with the Board Goldman Sachs’ financial analyses of the Company, which were based on the Financial Projections. The Company’s advisors then reviewed with the Board the information that had previously been provided by representatives of Goldman Sachs with respect to any material relationships with Sixth Street or Stone Point (which information provided by representatives of Goldman Sachs is described in further detail in the section entitled “Special Factors — Opinion of Goldman Sachs” of this Proxy Statement). Following this review, and at the direction of the Board, the Goldman Sachs representatives rendered to the Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to holders of Enstar Ordinary Shares in the Mergers (other than Parent and its Affiliates and the Reinvesting Shareholders) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders. For a detailed discussion of the opinion provided by representatives of Goldman Sachs, please see the section of this Proxy Statement entitled “Special Factors  — Opinion of Goldman Sachs”.
The Paul, Weiss representatives then reviewed with the Board the resolutions proposed to be adopted by the Board to approve the transaction with Sixth Street. After discussion and deliberation of the proposed terms of the transaction, and taking into consideration the matters discussed during the meeting and prior meetings and information sessions of the Board, the Board unanimously adopted the resolutions, among other things, (a) determining in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (v) the Transactions are fair to, and in the best interests of, the Company, (b) approving the Transactions, (c) approving the Bye-Law Amendments and (d) resolving to recommend approval of the Transactions, including the Mergers, the Merger Agreement, the Statutory Merger Agreements and the Bye-Law Amendments to holders of Enstar Shares.
The following morning, the parties executed and delivered the Merger Agreement and the other transaction agreements on the terms approved by the Board.
On the morning of July 29, 2024, the Company issued a press release announcing the execution of the Merger Agreement.
During the Go-Shop Period, at the direction of the Board, representatives of Goldman Sachs contacted 34 potential counterparties regarding their interest in a strategic transaction involving the Company, including 23 strategic parties and 11 financial sponsor parties. Of these parties, one financial sponsor party contacted by Goldman Sachs and no strategic parties contacted by Goldman Sachs requested to negotiate a nondisclosure agreement with the Company. There were no executed nondisclosure agreements with the Company and therefore no parties received access to certain non-public information regarding the Company.
The Go-Shop Period expired at 11:59 p.m., Eastern time, on September 2, 2024.
Recommendation and Reasons for the Mergers
On July 28, 2024, the Board, after considering various factors, including the non-exhaustive list of material factors described herein, and after consultation with the Company’s outside legal counsel and independent financial advisor, unanimously (a) determined in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares in the Mergers constitutes fair value for each Enstar Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers constitute fair value for each Series E Preferred Share and (v) the Transactions are fair to, and in the best interests of, the Company, (b) approved the Transactions, (c) approved the Bye-Law Amendments and (d) resolved to make the Board Recommendation.
In addition, the Board, on behalf of Enstar, believes, based on the factors described below that the Mergers are fair to the Enstar unaffiliated security holders.

The Board unanimously recommends that you vote (i) “FOR” the First Bye-Law Amendment Proposal, (ii) “FOR” the Second Bye-Law Amendment Proposal, (iii) “FOR” the Merger Proposal, (iv) “FOR” the Merger-Related Compensation Proposal and (v) “FOR” the Adjournment Proposal.
The Board did not evaluate whether the “rollover” provisions of the Rollover and Support Agreements with the Reinvesting Shareholders are advisable, fair to and in the best interests of the Reinvesting Shareholders.
In evaluating the terms of the Merger Agreement and the Transactions, the directors who participated in the Board’s deliberations consulted with the Company’s senior management and the Company’s outside legal counsel and independent financial advisor. In reaching its determinations and recommendations, those directors considered a number of factors, including the following factors, which the Board viewed as being generally positive or favorable in coming to its determination and recommendation (with such factors being considered in respect of both the Enstar Ordinary Shares and the Enstar Preferred Shares, unless noted otherwise):
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Premium to Market Price of Enstar Ordinary Shares.   The fact that the Total Cash Consideration of $338 for each Enstar Ordinary Share represents a premium of approximately:

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10.6% relative to the market price of Enstar Ordinary Shares as of June 28, 2024, the last trading day prior to when the Company experienced significantly increased trading price and trading activity as compared to the Company’s normal trading volumes (the “Undisturbed Date”);

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12.2% relative to the undisturbed 90-day volume-weighted average price of Enstar Ordinary Shares for the 90 trading days ending on the Undisturbed Date;

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11.8% relative to the undisturbed 60-day volume-weighted average price of Enstar Ordinary Shares for the 60 trading days ending on the Undisturbed Date; and

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15.6% relative to the price of Enstar Ordinary Shares as of March 22, 2024, the last trading day prior to the receipt of the March 24 Letter.

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Opinion of Goldman Sachs.   The financial analysis reviewed and discussed with the Board by representatives of Goldman Sachs, and the oral opinion of Goldman Sachs, subsequently confirmed in writing, dated July 29, 2024, to the Board that, as of that date and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described below in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement.

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History of Negotiations.   The fact that the Total Cash Consideration and other terms of the Merger Agreement, including the treatment of the Enstar Preferred Shares under the Merger Agreement, were the result of extensive negotiations with Sixth Street.

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Best and Final Offer from Sixth Street.   The fact that the Board believed that the Total Cash Consideration of $338 per Enstar Ordinary Share represented the highest price that Sixth Street was willing to pay.

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Value Relative to Standalone Prospects.   The Board’s belief that the Total Cash Consideration compares favorably to the potential long-term value of Enstar Ordinary Shares if Enstar were to remain as an independent public company, after taking into account the risks and uncertainties associated with remaining an independent public company, including the Company’s business, competitive position and current industry and financial conditions. Among other things, the Board considered:

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the risks, uncertainties and challenges facing the Company in the insurance industry, including the ability to source and complete future transactions at appropriate pricing, market risk associated with the Company’s investment assets, geopolitical uncertainty, macro-economic uncertainty, including monetary policy, changes to laws and regulations, increasing capital requirements, potential higher than expected insured losses and certain other risk factors detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024;
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its assessment of the Company’s historical financial performance;

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the fact that the Enstar Ordinary Shares had traded below Company management’s adjusted book value for much of the past three years;

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the fact that equity research analysts do not sufficiently cover the Company’s shares to provide helpful insight with respect to the value of the Company or its financial outlook;

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the Financial Projections, and the execution risks implicit in achieving the Financial Projections, including the risk that the Company’s strategic initiatives may not be successful in delivering value, the risk that expenses will be greater than those projected, the risk that the Company’s investments, including its risk asset portfolio, will perform at lower than expected levels and the risk that the results expected from the Company’s initiatives may not occur on the timeline reflected in the Financial Projections or at all; and

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the potential changes in the Company’s executive management team within the next year, given the expiry of Mr. Silvester’s employment agreement in January 2025, and the Company’s ongoing management succession plans, including the risk of turnover among employees in connection with any management changes and business instability and uncertainty during any search processes.

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Value Relative to Other Strategic Alternatives.   The Board’s assessment that the Total Cash Consideration of $338 per Enstar Ordinary Share is more favorable to the holders of the Enstar Ordinary Shares and the preferred shares of the Company, as the Third Surviving Company, to be received by holders of Enstar Preferred Shares is more favorable to the holders of the Enstar Preferred Shares, in each case, than the potential value that would reasonably be expected to result from other strategic and financial alternatives reasonably available. The Board considered, among other things:

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the strategic review process that the Board had undergone in 2021 and 2022 and that over that time, the Company entered into confidentiality agreements with four counterparties and only Sixth Street continued to be interested in pursuing any strategic transaction with the Company;

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the fact that Sixth Street contacted more than 80 parties as potential equity financing sources and more than 60 of such parties were not interested in providing financing to a potential transaction involving the Company, evidencing their lack of interest in participating in a strategic transaction with the Company;

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the fact that, since July 3, 2024, the date that Betaville Intelligence published an article speculating about interest in a takeover transaction involving the Company, any prospective investor that was interested in exploring a transaction with Enstar had the opportunity to submit a proposal for a transaction and none did, as described in the section entitled “Special Factors  — Background of the Mergers” beginning on page 43 of this Proxy Statement;

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the limited number of potential buyers with the available capital and operational expertise to pursue a strategic transaction involving Enstar given Enstar’s size (especially considering the expectation that Enstar would continue to grow in scale) and the complexity of Enstar’s business (noting, however, that the Board had preserved the ability of Enstar to solicit other potential counterparties during the Go-Shop Period);

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the risks involved in soliciting alternative acquisition proposals prior to signing, including the inherent risk of sharing confidential information of the Company; and

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the current level of mergers and acquisitions activity involving companies of a similar size to the Company in the Company’s industry.

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Form of Consideration Payable to Holders of Enstar Ordinary Shares.   The fact that the Total Cash Consideration would provide the holders of the Enstar Ordinary Shares (including Enstar’s unaffiliated security holders holding Enstar Ordinary Shares) (other than the Reinvesting Shareholders, to the extent such Reinvesting Shareholders are reinvesting in the post-closing private company) significant, immediate and certain value and liquidity for their Enstar Ordinary Shares, even in the event of a decrease in the trading price of Enstar Ordinary Shares or the Company’s book value. The Board believed this certainty of value was compelling, especially in light of the low trading volume of the Enstar Ordinary Shares (which, among other things, may result in a material liquidity discount upon disposal of the Enstar Ordinary Shares outside of the Transactions) and when viewed against the risks and uncertainties associated with the Company’s standalone strategy and the potential impact of such risks and uncertainties on the trading price of shares of Enstar Ordinary Shares, including those described above and the other risks and uncertainties discussed in the Company’s public filings with the SEC (including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023).
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Treatment of Enstar Preferred Shares.   The fact that holders of Enstar Preferred Shares will continue to own preferred shares of Enstar as the Third Surviving Company following the Mergers, that the relative rights, terms and conditions of each such preferred share will remain unchanged and that such holders will be entitled to the same dividend and all other preferences and privileges as they are currently.

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Tax Treatment on Enstar Preferred Shares.   The fact that holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.

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Loss of Opportunity.   The possibility that, if the Board declined to approve the Merger Agreement, there may not be another opportunity for the holders of Enstar Ordinary Shares (including the Enstar unaffiliated security holders holding Enstar Ordinary Shares) to receive a comparably priced offer or for the holders of Enstar Preferred Shares (including the Enstar unaffiliated security holders holding Enstar Preferred Shares) to have their Enstar Preferred Shares be converted into preferred shares of the Company, as the Third Surviving Company, with the same relative rights, terms and conditions of the Enstar Preferred Shares held by them (and instead could be cashed out at a lower value), in each case, with a comparable level of closing certainty.

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Current Macroeconomic Conditions.   The current state of the U.S. and global economies, including increased volatility in the credit, financial and stock markets, global inflation trends, geopolitical risks, interest rate changes and the current and potential impact of these conditions in both the near term and long term on the Company’s industry and the trading price of the Enstar Ordinary Shares.

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Likelihood of Closing.   The likelihood that the transactions contemplated by the Merger Agreement, including the Mergers, would be completed, based on, among other things (not in any relative order of importance):

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the limited conditions to Parent’s obligation to consummate the Mergers as provided by the Merger Agreement (including the absence of a financing condition in the Merger Agreement), and the fact that the Company had sought to further mitigate the regulatory condition through preliminary discussions with the BMA;

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the likelihood and anticipated timing of obtaining all required regulatory clearances in connection with the Mergers;

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the fact that Parent obtained commitments from the Reinvesting Shareholders to invest in the Company post-Closing and to vote their respective Enstar Ordinary Shares in favor of the Merger Agreement pursuant to the Rollover and Support Agreements;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement and the Equity Commitment Letter (which reflected a commitment from Sixth Street for the full amount of equity financing required in support of the Mergers), to seek specific performance of Parent’s obligation to cause the equity commitments to Parent to be funded pursuant to the Equity Commitment Letter;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to seek specific performance to prevent breaches of the Merger Agreement and enforce specifically the terms of the Merger Agreement;

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the commitments made by the Buyer Parties with respect to obtaining the regulatory clearances required to complete the Mergers; and

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Sixth Street’s business reputation and financial resources, which provided the Board comfort that the equity financing would be available.

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Go-Shop Period.   The fact that the Merger Agreement would permit Enstar to solicit alternative acquisition proposals from, and participate in discussions and negotiations with, third parties during the Go-Shop Period and receive alternative acquisition proposals from any such parties after the Go-Shop Period.

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Other Merger Agreement Terms, Including Terms Regarding Alternative Proposals.   The terms of the Merger Agreement, which were reviewed by the Board with its outside legal counsel and independent financial advisor, and the fact that such terms were the product of negotiations between the parties, including:

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Parent’s obligation under the Merger Agreement to use reasonable best efforts to consummate and make effective, as promptly as reasonably practicable, the Transactions, including obtaining all required consents from Governmental Entities, without the imposition of a Burdensome Condition;

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Parent’s obligation under the Merger Agreement to use reasonable best efforts to consummate and obtain the proceeds under the Debt Financing and the Preferred Equity Financing on the terms and conditions contemplated by the Debt Commitment Letter and the Preferred Equity Commitment Letter, respectively;

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the Company’s ability to consider and respond to unsolicited acquisition proposals, including to furnish information to and conduct negotiations with third parties under certain circumstances specified in the Merger Agreement;

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the Board’s ability to effect a Board Recommendation Change;

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the fact that the termination fee payable by the Company of $102 million if the Merger Agreement is terminated during the Go-Shop Period as described in the section entitled “Terms of the Merger Agreement — Solicitation of Other Offers”, and $145 million if the Merger Agreement is terminated after the Go-Shop Period as described in the section entitled “Terms of the Merger Agreement — Solicitation of Other Offers” was viewed by the Board, after consultation with its outside legal counsel and independent financial advisor, as reasonable under the circumstances, comparable to termination fees of similar transactions and not likely to preclude or deter any other party from making a Superior Proposal;

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the fact that the termination fee payable by Parent of $265 million if the Merger Agreement is terminated due to Sixth Street’s failure to obtain financing was viewed by the Board, after consultation with its outside legal counsel and independent financial advisor, as reasonable under the circumstances and comparable to termination fees of similar transactions;

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the fact that the Company shall not be liable for any amount in excess of the Company Termination Fee (including in connection with Willful and Material Breach or fraud) under the Merger Agreement); and

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to terminate the Merger Agreement in order to enter into an agreement providing for a Superior Proposal, provided that Enstar complies with its obligations relating to Superior Proposals under the Merger Agreement and concurrently pays to Parent the Company Termination Fee, as described in the sections entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement and “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement.

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Limited Guarantee from Sixth Street.   The fact that affiliates of Sixth Street provided a limited guarantee in favor of Enstar, which guarantees certain obligations of Parent under the Merger Agreement.

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Negotiation Process.   Certain procedural safeguards that the Board believes were and are present to ensure the fairness of the Mergers to the Enstar unaffiliated security holders. The Board considered, among other things,

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the fact that the Merger Proposal must be approved by (i) if the First Company Bye-Law Amendment is approved, the affirmative vote (in person or by proxy) of a majority of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Special Meeting, or (ii) if the First Company Bye-Law Amendment is not approved, the affirmative vote (in person or by proxy) of a majority of three-fourths of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Special Meeting;

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the fact that Mr. Silvester and Ms. Gregory recused themselves from all meetings of the Board related to the Board’s review of Sixth Street’s proposals and strategic alternatives, and Mr. Carey recused himself from all meetings of the Board related to the Board's review of Sixth Street's proposals and strategic alternatives after Sixth Street expressed interest in beginning discussions with Stone Point regarding its participation in a potential transaction, in each case, until the Board meeting held on July 28, 2024;

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the fact that the Board held numerous meetings and met regularly to discuss and evaluate the strategic alternatives potentially available to Enstar, as discussed in more detail in the section entitled “Background of the Merger”, and each member of the Board (other than Mr. Silvester, Ms. Gregory and Mr. Carey after his recusal from the Board information sessions and meetings relating to the Transactions) was actively engaged in the process on a regular basis; and

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the recognition by the Board that it had no obligation to approve or recommend the approval of the Mergers or any other transaction.

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Appraisal Rights.   The fact that the holders of Enstar Ordinary Shares and the holders of Enstar Preferred Shares have the right to exercise their statutory appraisal rights with respect to such Enstar Ordinary Shares or the Enstar Preferred Shares, as applicable, pursuant to Section 106 of the of the Companies Act and receive payment of the fair value of their Enstar Ordinary Shares in lieu of the Total Cash Consideration or the fair value of their Enstar Preferred Shares in lieu of the preferred shares of the Company, as the Third Surviving Company, in each case, subject and pursuant to the Merger Agreement and the Companies Act. For more information regarding the appraisal rights available to Enstar shareholders, see the section entitled “Appraisal Rights” beginning on page 170 of this Proxy Statement.

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Current and Historical Market Prices of Enstar Ordinary Shares.   The current and historical market prices of Enstar Ordinary Shares, including as set forth in the table in the section entitled “Important Information Regarding Enstar  — Market Price of Enstar Ordinary Shares” beginning on page 164 of this Proxy Statement and “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement.

In addition, in determining the fairness of the Mergers to the Enstar unaffiliated security holders, the Board also considered that:
•
the Mergers were approved unanimously by the Board, including a majority of the directors of Enstar who are not employees of Enstar;

•
the Mergers do not require approval of at least a majority of the Enstar unaffiliated security holders. In considering this point, the Board took into account the fact that the Purchaser Filing Parties and their respective affiliates beneficially own an aggregate of approximately 9.0% of the issued and outstanding Enstar Ordinary Shares and, accordingly, the Enstar unaffiliated security holders holding Enstar Ordinary Shares own approximately 91.0% of the outstanding Enstar Ordinary Shares (which is more than nine times the combined voting power of the Enstar Ordinary Shares held by the Purchaser Filing Parties) and the fact that the Purchaser Filing Parties and their respective affiliates do not beneficially own any of the Enstar Preferred Shares; and

•
the independent directors of the Board, who constitute a majority of the Board, did not separately retain an unaffiliated representative to act solely on behalf of the Enstar unaffiliated security holders for purposes of negotiating the terms of the Mergers or preparing a report concerning the fairness of the Mergers. In considering this point, the Board took into account the fact that the Board consisted of a majority of independent directors who were actively involved in deliberations and negotiations regarding the Transactions and the Board engaged Goldman Sachs to advise it on the fairness from a financial point of view to Enstar shareholders (other than Parent and its affiliates and the holders of Reinvesting Shares) of the Total Cash Consideration to be paid per Enstar Ordinary Share to such holders.
In the course of its deliberations, the Board also considered a number of uncertainties, risks and other countervailing factors relating to entering into the Merger Agreement, including (not necessarily in order of relative importance):
•
Closing Certainty.   The fact that completion of the transactions contemplated by the Merger Agreement, including the Mergers, depends on certain factors outside of the Company’s control, including regulatory clearances, the Company Shareholder Approval, the payment of $500 million by Enstar to its shareholders as consideration in the First Merger and the risk that the Mergers might not be completed in a timely manner or at all.

•
No Shareholder Participation in Future Growth.   The fact that, following the Mergers, the Company shareholders (including the Enstar unaffiliated security holders holding Enstar Ordinary Shares) (other than the Reinvesting Shareholders, to the extent such Reinvesting Shareholders are reinvesting in the post-closing private company) would no longer participate in the Company’s future earnings or growth, or benefit from any future appreciation in value of Enstar Ordinary Shares.

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Potential Discount to Book Value.   The fact that the Total Cash Consideration of $338 per Enstar Ordinary Share is not a fixed ratio to the Company’s book value and that at the closing of Mergers could represent a discount to the then-current book value of the Company. The Board also considered that the Total Cash Consideration of $338 (i) represents a discount of approximately 2%, 9% and 10% to the Company’s book value per Enstar Ordinary Share at June 30, 2024, on an including AOCI, excluding AOCI and Management Adjusted Book Value Basis, respectively, and (ii) was not at a discount to the Company’s book value per Enstar Ordinary Share at March 31, 2024, on an including AOCI basis, and represented a discount of approximately 6% and 7% to the Company’s book value per Enstar Ordinary Share at March 31, 2024, on an excluding AOCI and Management Adjusted Book Value basis, respectively. The Board considered the fact that the Total Cash Consideration represented a premium of approximately 2% and a discount of approximately 4% and 5% to the Company’s book value per Enstar Ordinary Share at December 31, 2023 (this being the latest available financial information of the Company at the time the Board agreed to negotiate a potential transaction with Sixth Street), on an including AOCI, excluding AOCI and Management Adjusted Book Value Basis, respectively. The Board also considered the fact that the Enstar Ordinary Shares had traded below Company management’s adjusted book value for much of the past three years.

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Impact of Merger Announcement on Enstar.   The risk that disruptions from the Mergers will harm (i) the Company’s business, including current plans and operations and relationships with the Company’s investors, business partners and other third parties, including during the pendency of the Mergers, and (ii) the ability of Enstar to retain and hire key personnel. The Board also considered the potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers and that potential business uncertainty, including changes to existing business relationships, during the pendency of the transactions contemplated by the Merger Agreement, including the Mergers, could affect the Company’s financial performance.

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Loss of Opportunity with Other Potential Counterparties.   The fact that, prior to the execution of the Merger Agreement, Enstar did not solicit bids from other potential counterparties. However, the Board also considered that it had not, in the three years prior, received a firm indication of interest from any other potential counterparty, but that it had nevertheless preserved the ability of Enstar to solicit other potential counterparties during the Go-Shop Period, had negotiated for a lower termination fee payable by Enstar if it determined to enter into an alternative acquisition agreement with respect to a Superior Proposal during the Go-Shop Period, and had preserved the ability of potential counterparties to continue to submit alternative acquisition proposals after the Go-Shop Period.

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Tax Treatment on Enstar Ordinary Shares.   The fact that the receipt of the Merger Consideration, which is all cash, in exchange for Enstar Ordinary Shares pursuant to the Merger Agreement would be taxable to the Company shareholders that are U.S. holders for U.S. federal income tax purposes.

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Restrictions on Solicitation.   The restrictions imposed by the Merger Agreement on the Company’s solicitation of alternative acquisition proposals from third parties during and after the Go-Shop Period, and that prospective bidders may perceive Sixth Street’s right under the Merger Agreement to negotiate with Enstar to match the terms of any Superior Proposal prior to Enstar being able to terminate the Merger Agreement and accept a Superior Proposal to be a deterrent to making alternative acquisition proposals.

•
Termination Fee.   The possibility that the termination fee payable by Enstar under certain circumstances, including if Enstar terminates the Merger Agreement to accept a Superior Proposal and enter into an Alternative Acquisition Agreement with any person, could discourage other potential acquirors from making a competing proposal to acquire Enstar (which termination fee would be equal to $102 million if the Merger Agreement is terminated during the Go-Shop Period, and $145 million if the Merger Agreement is terminated after the Go-Shop Period).

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Cap on Liability.   That the Merger Agreement provides that the maximum aggregate liability of the Buyer Parties and Sixth Street for breaches under the Merger Agreement, the Guarantee or the Equity Commitment Letter will not exceed, in the aggregate for all such breaches, the Parent Termination Fee.

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Pre-Closing Covenants.   The restrictions placed on the conduct of the Company’s business prior to the completion of the Mergers pursuant to the terms of the Merger Agreement, which could delay or prevent Enstar from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Enstar absent the pending completion of the Mergers.

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Interests of Certain Shareholders in the Mergers.   The Reinvesting Shareholders will participate in the Transactions through reinvestment of certain of their Enstar Ordinary Shares in the post-closing private company. As noted in this section, the Reinvesting Shareholders will be able to participate in the future growth or earnings of the post-closing private company with respect to that portion of their equity that they are reinvesting in the post-closing entity.

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Voting Obligations of Certain Shareholders.   Certain shareholders of Enstar are parties to Rollover and Support Agreements with Parent and Enstar, which, under certain circumstances, obligate such shareholders to vote in favor of the adoption of the Merger Agreement and those obligations do not automatically terminate in the event of a Board Recommendation Change (but do terminate upon termination of the Merger Agreement).

•
Potential Litigation.   The potential for litigation by shareholders in connection with the Transactions, including the Mergers, which, even where lacking in merit, could nonetheless result in distraction and expense.

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Transaction Costs.   Enstar has incurred and will incur substantial costs in connection with the Transactions, even if the Transactions are not consummated.

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Risks Associated with a Failure to Complete the Mergers.   While the Mergers are expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Mergers will be satisfied or waived, and as a result, it is possible that the Mergers may not be completed, as described under the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Merger” beginning on page 137 of this Proxy Statement. The Board noted the fact that, if the Mergers are not completed, (i) the market price of shares of Enstar Ordinary Shares could decline, to the extent the current market price reflects a market assumption that the Mergers will be completed, (ii) the Company will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations and conduct of business, diversion of management and employee attention, an inability to pursue alternative business opportunities or make changes to the business, an inability to attract and retain key personnel and recruit prospective employees and a potentially negative effect on its clients, ceding companies, potential counterparties, suppliers, business partners and employee relationships and (iii) the market’s perception of the Company’s prospects could be adversely affected.

The Board unanimously concluded that the uncertainties, risks and potentially negative factors relevant to the Transactions, including the Mergers, were outweighed by the potential benefits.

In addition, the Board was aware of and considered the fact that some of the Company’s directors and executive officers have interests in the Mergers that are different from, or in addition to, the Company shareholders generally, including those interests that are a result of employment and compensation arrangements with Enstar. For more information, see the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement.
The foregoing discussion of material factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board nor list the factors considered by the Board in order of relative importance. In light of the variety of factors considered in connection with its evaluation of the transactions contemplated by the Merger Agreement, including the Mergers, the Board did not find it practicable to, and did not, quantify or otherwise assign relative or specific weights to the specific factors considered in reaching its determinations and recommendations. Rather, the Board based its decisions on the totality of the factors and information it considered, including discussions with, and questioning of, the Company’s management and its independent financial and legal advisors. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors.
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, including the Mergers, with respect to the treatment of the Enstar Ordinary Shares under the Merger Agreement, and making the decisions, determinations and recommendations described above (as applicable), the Board did not consider the liquidation value of Enstar because (i) they considered Enstar to be a viable, going concern; (ii) they believed that liquidation sales generally result in proceeds substantially less than sales of a going concern; and (iii) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup and/or runoff of Enstar’s existing book of business. For the foregoing reasons, the Board did not consider liquidation value to be a relevant factor. In addition, the Board did not view the purchase prices paid in the transactions described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement (all of which were below the Total Cash Consideration) to be relevant except to the extent that those prices indicated the trading price of the Enstar Ordinary Shares during the applicable periods. The Board believes that the trading price of the Enstar Ordinary Shares at any given time represents the best available indicator of Enstar’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Board implicitly considered the value of Enstar as a going concern by taking into account the value of Enstar’s current and anticipated business, financial condition, results of operations, prospects and other forward-looking matters.
In addition, in the course of evaluating the Merger Agreement and the transactions contemplated thereby and making the decisions, determinations and recommendations described above (as applicable), in each case with respect to the treatment of the Enstar Preferred Shares under the Merger Agreement, the Board did not give significant weight to the current market prices or the historical market prices of the Enstar Preferred Shares or the net book value or the going concern value of Enstar, and did not deem such factors material to its evaluation, because the terms of the Enstar Preferred Shares, which are publicly available and filed with the SEC, contractually provide that the Enstar Preferred Shares can remain outstanding in a strategic transaction involving the Company, with the holders of such shares being entitled to the same terms as the current corresponding Enstar Preferred Shares, including dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions as set forth in the certificate of designations applicable to the current corresponding Enstar Preferred Shares. In addition, the governing documents of the current corresponding Enstar Preferred Shares do not contractually contemplate or require different treatment in connection with a strategic transaction involving the Company and do not provide that the Enstar Preferred Shares are entitled to be treated in the same manner in any transactions as the Enstar Ordinary Shares. In light of the fact that the Enstar Preferred Shares would remain outstanding on the same terms and that the holders would be receiving the consideration that was contractually contemplated by the certificate of designations, the Board did not request or rely on a fairness opinion on behalf of Enstar unaffiliated security holders holding Enstar Preferred Shares. In addition, for the same reasons described above, the Board also did not consider the liquidation value. As described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement, in the past two years, there have not been any, and the Board thus did not consider the purchase prices paid in, any transactions by any of the Purchaser Filing Parties.
This explanation of the Board’s reasons for its recommendations and other information presented in this section includes statements that are forward-looking in nature and, therefore, should be read in light of the factors described in the section of this Proxy Statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 39 of this Proxy Statement.
Opinion of Goldman Sachs
Goldman Sachs rendered its opinion to the Board that, as of July 29, 2024 and based upon and subject to the factors and assumptions set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders of Enstar Ordinary Shares (other than Parent and its affiliates and the holders of Reinvesting Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated July 29, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex L. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Transaction. Goldman Sachs’ opinion is not a recommendation as to how any holder of Enstar Ordinary Shares should vote with respect to the Transaction or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the Merger Agreement;

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annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2023;

•
certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company;

•
certain other communications from the Company to its shareholders;

•
certain publicly available research analyst reports for the Company; and

•
the Financial Projections.

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Enstar Ordinary Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the insurance industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with the Company’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Company’s consent that the Financial Projections were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs is not an actuary and Goldman Sachs’ services did not include any actuarial determination or evaluation by it or any attempt to evaluate actuarial assumptions and it has relied on the Company’s actuaries with respect to reserve adequacy. In that regard, Goldman Sachs has made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustments expenses reserves or defendant asbestos and environmental liabilities of the Company. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to its analysis. Goldman Sachs also assumed that the Transaction will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition, including the condition in Section 9.3(e) of the Merger Agreement, the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the Transaction or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax, accounting or actuarial matters. Prior to the date of its opinion and in connection with the Transactions, Goldman Sachs was not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares of the Total Cash Consideration to be paid per Enstar Ordinary Share to such holders pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or the transaction or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Transaction, including any allocation of the Total Cash Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares pursuant to the Merger Agreement or otherwise. In addition, Goldman Sachs does not express any opinion as to the prices at which the Enstar Ordinary Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board in connection with rendering the opinion described above. The order of analyses described does not represent the relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 26, 2024, the last trading day before the public announcement of the Transaction, and is not necessarily indicative of current market conditions.
Analysis of Implied Premiums
Goldman Sachs reviewed the historical trading prices and volumes for the Enstar Ordinary Shares for the one-year period ended July 26, 2024. In addition, Goldman Sachs analyzed the consideration to be paid to holders of Enstar Ordinary Shares pursuant to the Merger Agreement in relation to:
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$292.50, the closing price of the Enstar Ordinary Shares on March 22, 2024, the last trading day before the Company received an initial acquisition proposal from Sixth Street Partners, LLC (the “Day Before Initial Proposal Share Price”);

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$292.80, the closing price of the Enstar Ordinary Shares on April 8, 2024, the day before the Company received a revised acquisition proposal from Sixth Street Partners, LLC (the “Day Before Revised Proposal Share Price”);

•
$348.31, the closing price of the Enstar Ordinary Shares on July 26, 2024 (the “July 26 Share Price”);

•
$305.70, the undisturbed closing price of the Enstar Ordinary Shares on June 28, 2024, based on observed disturbances in daily trading volume of the Ordinary Shares relative to historical activity and peer activity following June 28, 2024 (the “Undisturbed Share Price”);

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$314.83, the all-time highest closing price of the Enstar Ordinary Shares for the period ended June 28, 2024 (the “All-time High Share Price”);

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$314.83, the highest closing trading price of the Enstar Ordinary Shares for the 52-week period ended June 28, 2024 (the “52-Week High Price”);

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$232.05, the lowest closing trading price of the Enstar Ordinary Shares for the 52-week period ended June 28, 2024 (the “52-Week Low Price”)

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$307.32, the volume weighted average price (the “VWAP”) of the Enstar Ordinary Shares over the 30 trading-day period ended June 28, 2024 (the “30-Day VWAP”);

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$302.24, the VWAP of the Enstar Ordinary Shares over the 60 trading-day period ended June 28, 2024 (the “60-Day VWAP”); and

•
$301.26, the VWAP of the Enstar Ordinary Shares over the 90 trading-day period ended June 28, 2024 (the “90-Day VWAP”).

This analysis indicated that the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders of Enstar Ordinary Shares pursuant to the Merger Agreement represented:
Implied Premium Represented by $338.00 Total Cash Consideration Per Ordinary Share
Reference Price Per Enstar Ordinary Share
Day Before Initial Proposal Share Price of $292.50	15.6%
Day Before Revised Proposal Share Price of $292.80	15.4%
July 26 Share Price of $348.31	(3.0)%
Undisturbed Share Price of $305.70	10.6%
All-time High Share Price of $314.83	7.4%
52-Week High Price of $314.83	7.4%
52-Week Low Price of $232.05	45.7%
30-Day VWAP of $307.32	10.0%
60-Day VWAP of $302.24	11.8%
90-Day VWAP of $301.26	12.2%
Illustrative Dividend Discount Analysis
Using the Financial Projections, Goldman Sachs performed an illustrative dividend discount analysis on the Company to derive a range of illustrative values per Enstar Ordinary Share for the Company’s fully diluted Enstar Ordinary Shares which comprise the Enstar Ordinary Shares, non-voting Ordinary Shares, Company RSU Awards, Company PSU Awards and Enstar Ordinary Shares subject to the JSOP, as provided by the Company’s management and approved for use by Goldman Sachs (collectively, the “Fully Diluted Ordinary Shares”). Goldman Sachs discounted the estimated capital return to holders of Enstar Ordinary Shares (in the form of dividends (estimated to be $0) paid to holders of Enstar Ordinary Shares and repurchases of Enstar Ordinary Shares) from the Company for the period of the third quarter of 2024 through the fourth quarter of 2028, as reflected in the Financial Projections, and the range of terminal values to derive present values, as of June 30, 2024, for the Company. Goldman Sachs calculated a range of terminal values for the Company by applying price to “Management Adjusted Book Value” (defined as ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any)) multiples ranging from 0.70x to 0.90x to the projected Management Adjusted Book Value of the Company in 2028 as

reflected in the Financial Projections. These illustrative price to Management Adjusted Book Value multiples were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the current and historical (over the last 3 years) observed price to Management Adjusted Book Value multiples for the Company. Goldman Sachs used a range of discount rates from 7.50% to 9.75%, reflecting estimates of the Company’s cost of equity. Goldman Sachs derived such estimated cost of equity by application of the Capital Asset Pricing Model (the “CAPM”), which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis implied a value of $297 to $405 per Enstar Ordinary Share (rounded to the nearest whole dollar) as of June 30, 2024 (based on the total number of Fully Diluted Ordinary Shares outstanding as of June 30, 2024).
Illustrative Present Value of Future Share Price Analysis
Using the Financial Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Enstar Ordinary Share. For this analysis, Goldman Sachs first calculated and implied a range of theoretical future values per Enstar Ordinary Share as of December 31, 2024 through December 31, 2026 by applying illustrative price to Management Adjusted Book Value multiples ranging from 0.70x to 0.90x to estimates of the Company’s projected Management Adjusted Book Value per Enstar Ordinary Share as of December 31 of each such year (based on management’s projected Fully Diluted Ordinary Shares as of December 31 of each year per the Financial Projections). These illustrative multiples were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the current and historical (over the last 3 years) observed price to Management Adjusted Book Value multiples for the Company. Goldman Sachs then discounted to present value as of June 30, 2024 both the theoretical range of future values per Enstar Ordinary Share it derived for the Company (which ranged from $284 to $445 per Enstar Ordinary Share (rounded to the nearest whole dollar)) and the estimated dividends (estimated to be $0) to be paid per Enstar Ordinary Share through the end of the applicable period as reflected in the Financial Projections using a discount rate of 8.625%, reflecting the midpoint of Goldman Sachs’ range of estimates for the Company’s cost of equity. Goldman Sachs derived such range of estimates by application of the CAPM, which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $272 to $362 per Enstar Ordinary Share (rounded to the nearest whole dollar).
Selected Transactions Analysis
Goldman Sachs analyzed certain information relating to the following selected transactions in the property and casualty reinsurance industry since 2011. For each of the selected transactions, Goldman Sachs calculated and compared the implied equity value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s book value (including AOCI) as reported or calculated using publicly available information for the most recent financial period reporting date prior to the announcement (the “P/BV multiples”) of the applicable transaction. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company results, market sizes and product profile.
The following table presents the results of this analysis:
Announced	Acquiror	Target	P/BV incl. AOCI
October 2021	Covéa Coopérations S.A.	PartnerRe Ltd.	1.25x
October 2018	RenaissanceRe Holdings Ltd.	Tokio Millennium Re AG and Tokio Millennium Re (UK) Ltd.	1.01x
August 2015	Exor SpA	PartnerRe Ltd.	1.10x
March 2015	Endurance Specialty Holdings Ltd.	Montpelier Re Holdings Ltd.	1.22x
November 2014	RenaissanceRe Holdings Ltd.	Platinum Underwriters Holdings, Ltd.	1.13x

Announced	Acquiror	Target	P/BV incl. AOCI
December 2012	Markel Corporation	Alterra Capital Holdings Limited	1.07x
August 2012	Validus Holdings, Ltd.	Flagstone Reinsurance Holdings, S.A.	0.74x
November 2011	Alleghany Corporation	Transatlantic Holdings, Inc.	0.80x
Based on the results of the foregoing P/BV multiples and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of P/BV multiples of 0.74x to 1.25x (representing the low and high, respectively, of the implied P/BV multiples calculated for the transactions above) to the Company’s book value (including AOCI) of $5.261 billion as of June 30, 2024, as provided by the management of the Company and approved for use by Goldman Sachs, to derive a range of implied value per Enstar Ordinary Share of $261 to $437, based on the total number of Fully Diluted Ordinary Shares outstanding as of June 30, 2024 (rounded to the nearest whole dollar).
Premia Paid Analysis
Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from July 26, 2014 through July 26, 2024 involving public companies in the United States as the target where the disclosed equity values for the transactions were between $1.0 billion and $10.0 billion. For the entire period, using publicly available information, Goldman Sachs calculated the 25th percentile and 75th percentile premiums of the price paid in the 607 transactions relative to the target’s closing stock price one day prior to announcement of the transaction. This analysis indicated a 25th percentile premium of 9.1% and 75th percentile premium of 41.9% across the period. Based on the results of the foregoing premia analysis and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of illustrative premiums of 9.1% to 41.9% to the Undisturbed Share Price of $305.70 as of June 28, 2024 and calculated a range of implied equity values per Enstar Ordinary Share of $334 to $434 (rounded to the nearest whole dollar).
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or Parent or the contemplated transaction.
Goldman Sachs prepared these analyses for the purpose of Goldman Sachs providing its opinion to the Board as to the fairness from a financial point of view to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares of the Total Cash Consideration to be paid per Enstar Ordinary Share to such holders pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Total Cash Consideration was determined through negotiations between the Company and Parent and was approved by the Board. Goldman Sachs provided advice to the Company during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.

As described above, Goldman Sachs’ opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Merger Agreement. The foregoing summary is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex L.
Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Stone Point Capital LLC, a significant shareholder of the Company (“Stone Point”), and Sixth Street, and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the Transaction. Goldman Sachs acted as financial advisor to the Company in connection with, and participated in certain of the negotiations leading to, the Transaction. During the two-year period ended July 29, 2024, Goldman Sachs Investment Banking has not been engaged by the Company or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs has provided certain financial advisory and/or underwriting services to Stone Point and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to a consortium that includes Stone Point, with respect to the consortium’s acquisition of TIAA Bank, in August 2023; as financial advisor to the Special Committee of the Board of Directors of Focus Financial Partners Inc., a portfolio company of funds associated with Stone Point, in connection with its sale in August 2023; as lead arranger with respect to the financing to Stone Point in connection with the acquisition of Truist Insurance Holdings, LLC by a consortium that includes Stone Point in March 2024; as bookrunner with respect to the refinancing of term loans of Enlyte Group, LLC, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the repricing of a term loan of The Citco Group Limited, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the refinancing of term loans and a revolving credit facility of Sedgwick Claims Management Services Inc., a portfolio company of funds associated with Stone Point, in June 2024; and as financial advisor to Safe-Guard Products International Inc., a portfolio company of funds associated with Stone Point, with respect to its sale in July 2024. During the two-year period ended July 29, 2024, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Stone Point and/or its affiliates of approximately $77 million. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Sixth Street and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to the offering of high yield bonds by LATAM Airlines Group SA, a portfolio company of funds associated with Sixth Street (“LATAM Airlines”), in October 2022; as bookrunner with respect to the offering of equity rights by LATAM Airlines in October 2022; as bookrunner with respect to the offering of a bank loan by LATAM Airlines in November 2022; as co-placement agent with respect to the issuance of private placement notes of a Sixth Street portfolio investment that indirectly owns an interest in certain media rights associated with FC Barcelona in November 2022; as financial advisor to a consortium that includes Sixth Street, with respect to the consortium’s acquisition of TIAA Bank, in August 2023; as bookrunner with respect to the offering of investment grade bonds by Sixth Street Specialty Lending, an affiliate of Sixth Street, in January 2024; and as bookrunner with respect to the offering of investment grade bonds by Sixth Street Lending Partners, an affiliate of Sixth Street, in March 2024 and June 2024. During the two-year period ended July 29, 2024, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Sixth Street and/or its affiliates of approximately $18 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Stone Point, Sixth Street and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Stone Point and Sixth Street and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Stone Point and Sixth Street and their respective affiliates from time to time and may do so in the future. The information regarding fees recognized by and prior relationships of Goldman Sachs disclosed in this section is based upon information provided to the Company by Goldman Sachs.

The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction. Pursuant to a letter agreement dated June 17, 2022, as amended by an amendment to such letter agreement dated May 20, 2024, the Company engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction. The engagement letter between the Company and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $54 million, all of which is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Additional Presentations by Goldman Sachs
In addition to the presentation made to the Board on July 28, 2024 described above, Goldman Sachs also made various preliminary presentations containing preliminary financial analyses to the Board on March 26, 2024, April 4, 2024, April 8, 2024 and April 10, 2024. Copies of these written preliminary presentations and a copy of the presentation made to the Board on July 28, 2024 have been filed as exhibits (c)(ii), (c)(iii), (c)(iv), (c)(v) and (c)(vi), respectively, to the Schedule 13E-3 filed with the SEC in connection with the Transaction. These written preliminary presentations and the presentation made to the Board on July 28, 2024 will be available to any interested shareholder of the Company (or any representative of a shareholder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.
None of the various preliminary presentations to the Board, alone or together, constitute, or form the basis for, an opinion of Goldman Sachs. A summary of the written preliminary presentations is provided below.
The March 26, 2024 materials presented to the Board contained, among other information, a preliminary implied purchase premiums analysis of the Company.
The April 4, 2024 materials presented to the Board contained, among other information:
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a preliminary implied purchase premiums analysis of the Company;

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preliminary illustrative dividend discount analyses of the Company assuming different levels of capital return to Enstar shareholders;

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a preliminary present value of future share price analysis of the Company;

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a preliminary analysis of selected precedent property and casualty (re)insurance mergers and acquisitions transactions; and

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a preliminary historical mergers and acquisitions premia analysis of precedent all-cash U.S. public mergers and acquisitions transactions between $1 billion and $10 billion in equity value.

The April 8, 2024 materials presented to the Board contained, among other information, a preliminary implied purchase premiums analysis of the Company.
The April 10, 2024 materials presented to the Board contained, among other information, a preliminary implied purchase premiums analysis of the Company.
The preliminary financial analyses in these preliminary presentations were based on market, economic and other conditions as they existed as of the dates of the respective presentations as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, Goldman Sachs continued to refine various aspects of its financial analyses with respect to the Company until July 28, 2024.
Position of the Sixth Street Filing Parties and Buyer Parties as to the Fairness of the Mergers
Under the SEC rules governing “going-private” transactions, each Sixth Street Filing Party may be deemed to be an affiliate of the Company, and, therefore, required to express its belief as to the fairness of the proposed Mergers to the Enstar unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Mergers constitute a Rule 13e-3 transaction for which a Schedule 13e-3 Transaction Statement has been filed with the SEC. The Sixth Street Filing Parties and the Buyer Parties are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Sixth Street Filing Parties and the Buyer Parties as to the fairness of the Mergers is not intended to be and should not be construed as a recommendation to any shareholder as to how that shareholder should vote on the Merger Proposal. The Sixth Street Filing Parties and the Buyer Parties have interests in the Mergers that are different from, and/or in addition to, the Enstar unaffiliated security holders of the Company.
The Sixth Street Filing Parties and the Buyer Parties believe that the interests of the Enstar unaffiliated security holders were represented by the Board, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. The Sixth Street Filing Parties and the Buyer Parties did not participate in the deliberation of the Board regarding, nor receive advice from the respective legal or other advisors of the Company as to, the fairness of the Mergers. None of the Sixth Street Filing Parties or the Buyer Parties have performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Mergers to the Enstar unaffiliated security holders. Based on, among other things, their knowledge and analysis of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Board discussed in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement (which analysis and resulting conclusions the Sixth Street Filing Parties and the Buyer Parties adopt), the Sixth Street Filing Parties and the Buyer Parties believe that the Mergers are substantively fair to the Enstar unaffiliated security holders. In particular, the Sixth Street Filing Parties and the Buyer Parties considered the following:
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the current and historical market prices of the Enstar Ordinary Shares, including the market performance of the Enstar Ordinary Shares relative to those of other participants in the Company’s industry and general market indices, and the fact that the price per Enstar Ordinary Share represents a premium of approximately 8.5% relative to the 90-day volume-weighted average price of Enstar Ordinary Shares and 6.9% of the 60-day volume-weighted average price of Enstar Ordinary Shares, in each case, as of July 26, 2024 (the last trading day prior to the public announcement of the Company’s entry into the Merger Agreement);

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the fact that, in considering the transaction with the Purchaser Filing Parties, the Board acted to represent the interests of the Company and the Enstar unaffiliated security holders;

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the fact that the Board had the full power and authority to negotiate the terms and conditions of any strategic transaction involving the Company (including the Mergers), including to reject any proposals made by Parent or any other person, and the recognition by the Board that it had no obligation to approve the Merger Agreement;

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the fact that the Board unanimously determined that the Merger Agreement and the Transactions, including the Mergers, are advisable, fair to, and in the best interests of, the Company and the Enstar unaffiliated security holders;

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the fact that consideration and negotiation of the Merger Agreement were conducted under the control and supervision of the Board, the members of which are not officers or employees of the Company (except for the CEO Filing Party and Ms. Gregory who, due to potential conflicts of interests, as more fully described in “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers ” beginning on page 90 of this Proxy Statement, recused themselves from, and did not participate in, the consideration and negotiation of the Merger Agreement) are not affiliated with any Sixth Street Filing Party and do not have any interests in the Mergers different from, or in addition to, those of the Enstar unaffiliated security holders, other than the members’ receipt of Board compensation (which is not contingent upon the completion of the Mergers or the Board’s recommendation and/or authorization and approval of the Mergers) and their indemnification and liability insurance rights under their respective indemnification agreement entered into with the Company and in connection with the Merger Agreement;

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the fact that the Board was fully informed about the extent to which the interests of the Purchaser Filing Parties in the Mergers differed from those of the Enstar unaffiliated security holders;

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the fact that the price per Enstar Ordinary Share will be paid to the Enstar unaffiliated security holders in all cash, thus allowing the Enstar unaffiliated security holders of the Company to immediately realize a certain and fair value for their Enstar Ordinary Shares;

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the fact that the Mergers will provide liquidity for the Enstar unaffiliated security holders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders and without incurring brokerage and other costs typically associated with market sales;

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the fact that the Mergers are not conditioned on any financing being obtained by Parent, which increases the likelihood that the Mergers will be consummated and that the consideration to be paid to the Enstar unaffiliated security holders of the Company in the Mergers will be received;

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the potential risks to the Company of continuing to have publicly traded ordinary shares, including the risks of market volatility, downward changes in interest rates and global uncertainty;

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the fact that, notwithstanding that the Purchaser Filing Parties are not entitled to, and did not rely on the opinion provided by Goldman to the Board on July 29, 2024, the Board received an opinion from Goldman stating that, as of that date and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid per Enstar Ordinary Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Enstar Ordinary Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described below in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement;

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the fact that the closing of the Mergers is conditioned on the Company’s receipt of the requisite shareholder approvals, including the affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), if the First Bye-Law Amendment is approved, or by the affirmative vote of a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), if the First Bye-Law Amendment is not approved; and

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the fact that, in considering the transaction with the Sixth Street Filing Parties and the Buyer Parties, the Board had control of the extensive negotiations with the members of the Sixth Street Filing Parties and the Buyer Parties and their respective advisors on behalf of the Enstar unaffiliated security holders;

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the fact that the Board retained, and had the benefit of advice from, nationally recognized independent legal and financial advisors;

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the fact that the Total Cash Consideration and the terms and conditions of the Mergers were the result of the Board’s extensive negotiations with Parent;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions and negotiations with, third parties regarding any alternative acquisition proposal that constitutes or is reasonably likely to lead to a Superior Proposal;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Superior Proposal, subject to paying Parent a termination fee in an amount equal to $145 million (which may be reduced to $102 million in certain circumstances if such termination occurs prior to the No-Shop Period Start Date), subject to and in accordance with the terms and conditions of the Merger Agreement;

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the Company’s ability to, for a period of 35 days after entering into the Merger Agreement, solicit alternative acquisition proposals from, and participate in discussions and negotiations with, third parties;

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the availability of appraisal rights to the Enstar shareholders who comply with all of the required procedures under Bermuda law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares; and

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the fact that, in certain circumstances under the terms of the Merger Agreement, the Board is able to withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify its recommendation that the Company shareholders vote in favor of the proposal to adopt the Merger Agreement.

The Sixth Street Filing Parties and the Buyer Parties did not consider the liquidation value of the Company in determining their view as to fairness of the Merger to the Enstar unaffiliated security holders because the Sixth Street Filing Parties and the Buyer Parties consider the Company to be a viable going concern and view the trading history of Enstar Ordinary Shares as an indication of the Company’s going concern value, and, accordingly, did not believe liquidation value to be relevant to a determination as to the fairness of the Mergers.
Other than to the extent known to the Sixth Street Filing Parties and the Buyer Parties as disclosed in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement, the Sixth Street Filing Parties and the Buyer Parties were not aware of, and thus did not consider, any other firm offers made by any unaffiliated person during the past two years for (i) a merger or consolidation of the Company with another company, (ii) the sale or transfer of all or substantially all of the Company’s assets or (iii) the purchase of all or a substantial portion of the shares that would enable such person to exercise control of or significant influence over the Company.
In addition, the Sixth Street Filing Parties and the Buyer Parties did not view the purchase prices paid in the transactions described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement (all of which were below the Total Cash Consideration) to be relevant except to the extent that those prices indicated the trading price of the Enstar Ordinary Shares during the applicable periods.
The Sixth Street Filing Parties and the Buyer Parties did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Mergers or the fairness of the Total Cash Consideration to be received by the holders of the Enstar Ordinary Shares or the preferred shares of the Company, as the Third Surviving Company, by the holders of the Enstar Preferred Shares, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Mergers to Enstar unaffiliated security holders.
In addition, in the course of evaluating the Merger Agreement and the transactions contemplated thereby with respect to the treatment of the Enstar Preferred Shares under the Merger Agreement, the Sixth Street Filing Parties and the Buyer Parties did not consider in detail the current market prices or the historical market prices of the Enstar Preferred Shares or the net book value or the going concern value of Enstar, and did not deem such factor material to its evaluation, because the terms of the Enstar Preferred Shares, which are publicly available and filed with the SEC, contractually provide that the Enstar Preferred Shares can remain outstanding in a strategic transaction involving the Company, with the holders of such shares being entitled to the same terms as the current corresponding Enstar Preferred Shares, including dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions as set forth in the certificate of designations applicable to the current corresponding Enstar Preferred Shares. In addition, the governing documents of the current corresponding Enstar Preferred Shares do not contractually contemplate or require different treatment in connection with a strategic transaction involving the Company and do not provide that the Enstar Preferred Shares are entitled to be treated in the same manner in any transactions as the Enstar Ordinary Shares. As described in the section entitled “Important Information Regarding Enstar — Transactions in Enstar Shares” beginning on page 162 of this Proxy Statement, in the past two years, there have not been any, and the Sixth Street Filing Parties and the Buyer Parties thus did not consider the purchase prices paid in, any transactions by any of the Purchaser Filing Parties.
The Sixth Street Filing Parties and the Buyer Parties also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Mergers, including:

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(i) the fact that the Enstar unaffiliated security holders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future, (ii) the risk that the Mergers might not be completed in a timely manner or at all, and (iii) the fact that Parent and Parent Merger Sub are newly formed companies with essentially no assets other than the funding commitments of the Equity Investors;

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the restrictions on the conduct of the Company’s business prior to the completion of the Mergers set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Mergers;

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the negative effect that the pendency of the Mergers, or a failure to complete the Mergers, could potentially have on the Company’s business and relationships, including relationships with its employees, vendors, customers, regulators and rating agencies;

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subject to the terms and conditions of the Merger Agreement, beginning on the No-Shop Period Start Date, the Company and its subsidiaries are restricted from soliciting, proposing, initiating or knowingly encouraging the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

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the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $145 million in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to negotiate to make adjustments to the Merger Agreement, could discourage other potential acquirors from making a competing bid to acquire the Company; and

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the fact that the receipt of cash by a U.S. Holder in exchange for shares of Enstar Ordinary Shares pursuant to the Mergers will be a taxable transaction for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the Sixth Street Filing Parties and the Buyer Parties in connection with the fairness of the Mergers is not intended to be exhaustive but is believed to include all material factors considered by them. The Sixth Street Filing Parties and the Buyer Parties did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Mergers. Rather, the Sixth Street Filing Parties and the Buyer Parties reached their position as to the fairness of the Mergers after considering all of the foregoing as a whole.
The Sixth Street Filing Parties and the Buyer Parties believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Mergers to the Enstar unaffiliated security holders. This position, however, is not intended to be and should not be construed as a recommendation to any Enstar shareholder to approve the Merger Agreement. The Sixth Street Filing Parties and the Buyer Parties make no recommendation as to how Enstar shareholders should vote their Enstar Shares relating to the Mergers. The Sixth Street Filing Parties and the Buyer Parties attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the Enstar unaffiliated security holders, and, accordingly, did not negotiate the Mergers Agreement with a goal of obtaining terms that were fair to the Enstar unaffiliated security holders.
Position of the CEO Filing Party as to the Fairness of the Mergers
Under the SEC rules governing “going-private” transactions, the CEO Filing Party may be deemed to be an affiliate of the Company, and, therefore, required to express its belief as to the fairness of the proposed Mergers to the Enstar unaffiliated security holders. The Mergers constitute a Rule 13e-3 transaction for which a Schedule 13e-3 Transaction Statement has been filed with the SEC. The CEO Filing Party is making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the CEO Filing Party as to the fairness of the Mergers is not intended to be and should not be construed as a recommendation to any Enstar shareholder as to how that shareholder should vote on the Merger Proposal. The CEO Filing Party has interests in the Mergers both the same and different as those of the Enstar unaffiliated security holders by virtue of the CEO Filing Party’s commitment to reinvest a portion of his ownership stake in the Company (such reinvestment being valued with the same valuation per share of Enstar Ordinary Shares as the price per Enstar Ordinary Share) in exchange for a continuing ownership stake in a direct or indirect parent entity of Parent pursuant to the Support Agreement.
Although the CEO Filing Party is a member of the Board, the CEO Filing Party recused himself from, and did not participate in, (i) the deliberations of the Board regarding, nor receive advice from the independent legal, financial or other advisors of the Company as to, the fairness of the Mergers to the Enstar unaffiliated security holders or (ii) the negotiations between the Board, on the one hand, and the Sixth Street Filing Parties and Buyer Parties, on the other, with respect to the terms of the Merger Agreement, including with respect to the price per Enstar Ordinary Share to be paid to the Enstar unaffiliated security holders. For these reasons, the CEO Filing Party does not believe that his interests in the Mergers influenced the decisions or recommendations of the Board with respect to the Merger Agreement or the Mergers.
Based on, among other things, his knowledge and analysis of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Board discussed in the section entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement, including the analysis set forth in the section entitled “Special Factors — Recommendation and Reasons for the Mergers — Current and Historical Market Prices of Enstar Ordinary Shares” on page 61 of this Proxy Statement (which analysis and resulting conclusions the CEO Filing Party adopts), the CEO Filing Party believes that the Mergers are substantively fair to the Enstar unaffiliated security holders based upon substantially the same factors considered by the Sixth Street Filing Parties and Buyer Parties described under the section entitled “Special Factors — Position of the Sixth Street Filing Parties and Buyer Parties as to the Fairness of the Mergers” beginning on page 71 of this Proxy Statement. In addition to the factors described under the foregoing sections, the CEO Filing Party also believes that the Merger is procedurally and substantively fair to the Enstar unaffiliated security holders based upon, among other things, the following factors, which are not listed in any relative order of importance:
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the fact that all of the members of the Board (other than CEO Filing Party and Ms. Gregory, who recused themselves and did not participate in applicable deliberations or negotiations) are not officers or employees of the Company and not affiliated with the CEO Filing Party and do not have any interests in the Mergers different from, or in addition to, those of the Enstar unaffiliated security holders, other than the members’ receipt of Board compensation (which is not contingent upon the completion of the Mergers or the Board’s recommendation and/or authorization and approval of the Mergers) and their indemnification and liability insurance rights under their respective indemnification agreement entered into with the Company and in connection with the Merger Agreement;

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the fact that the Board was fully informed about the extent to which, if any, the interests of the CEO Filing Party in the Mergers differed from those of the Enstar unaffiliated security holders;

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the fact that, since the outset of the strategic process that resulted in execution of the Merger Agreement, the potential transaction was conditioned upon (i) the approval of the Board and (ii) a condition requiring the Mergers to be approved by the affirmative vote of holders of a majority of the Enstar Shares that are present at the Special Meeting, if the First Bye-Law Amendment is approved, or by the affirmative vote of holders of a majority of the three-fourths of the Enstar Shares that are present at the Special Meeting, if the First Bye-Law Amendment is not approved; and

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the CEO Filing Party’s belief that the likelihood of completing the Mergers, which would result in the payment of the Total Cash Consideration to the Enstar unaffiliated security holders, is increased in light of the fact that the CEO Filing Party has agreed to vote all of his Enstar Ordinary Shares in favor of the Merger Proposal.

The CEO Filing Party believes the foregoing factors, including the ones described under the sections entitled “Special Factors — Recommendation and Reasons for the Mergers” beginning on page 56 of this Proxy Statement and “Special Factors — Position of the Sixth Street Filing Parties and Buyer Parties as to the Fairness of the Mergers” beginning on page 71 of this Proxy Statement, provide a reasonable basis upon which to form his position regarding the fairness of the Mergers to the Enstar unaffiliated security holders. This position, however, is not intended to be and should not be construed as a recommendation to any Enstar shareholder to approve the Merger Agreement. The CEO Filing Party makes no recommendation as to how Enstar shareholders of the Company should vote their shares relating to the Mergers.
Plans for Enstar After the Mergers
Following completion of the Mergers, Merger Sub will have been merged with and into the Company, with the Company, as the Third Surviving Company, surviving the Third Merger and Parent directly owning all of the ordinary shares of the Company. The Enstar Ordinary Shares are currently listed on the NASDAQ and registered under the Exchange Act. Following completion of the Mergers, there will be no further market for the Enstar Ordinary Shares and, as promptly as practicable following the Third Effective Time and in compliance with applicable law, the Enstar Ordinary Shares will be delisted from the NASDAQ and deregistered under the Exchange Act. If the Mergers contemplated by the Merger Agreement are completed, each holder of Enstar Preferred Shares issued and outstanding as of immediately prior to the effective time of the First Merger will be entitled to receive preferred shares of the Third Surviving Company that are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares. As promptly as practicable following the Third Effective Time and in compliance with applicable law, the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act. Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares.
At the Third Effective Time, the directors of Parent Merger Sub immediately prior to the Third Effective Time will become the initial directors of the Third Surviving Company, and the officers of Merger Sub immediately prior to the Third Effective Time will become the officers of the Third Surviving Company, each to hold office in accordance with the memorandum of association and bye-laws of the Third Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal. Following the Third Effective Time, the memorandum of association of the Company, as the Second Surviving Company, as in effect immediately prior to the Third Effective Time, will become the memorandum of association of the Third Surviving Company, and the bye-laws in the form of the bye-laws of Parent Merger Sub, as in effect immediately prior to the Third Effective Time, will become the bylaws of the Third Surviving Company, until thereafter amended in accordance with the applicable provisions of the Bermuda Companies Act and such memorandum of association and such bye-laws.
The Purchaser Filing Parties currently anticipate that the Company’s operations initially will be conducted following completion of the Mergers substantially as they are currently being conducted (except that the Company will cease to be a public company and instead Parent will directly own all of the Enstar Ordinary Shares). The Purchaser Filing Parties are currently conducting a review of the Company and its business and operations with a view towards determining the level at which to redirect the Company’s operations to improve the Company’s long-term earnings potential as a private company. Such actions may include reducing certain of the Company’s costs and expenses following the Mergers, as well as reducing volatility of the balance sheet through different investment strategies. The Purchaser Filing Parties expect to complete such review following completion of the Mergers. Further, following completion of the Mergers, the Purchaser Filing Parties will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties, risk management and personnel to determine what additional changes, if any, would be desirable to enhance the business and operations of the Company. However, no definitive contracts, arrangements, plans, proposals, commitments or understandings with respect thereto currently exist. Although presently there are no definitive contracts, arrangements, plans, proposals, commitments or understandings regarding any such undertakings, the Purchaser Filing Parties and certain of their affiliates may seek, from and after the Third Effective Time, to expand into new markets or otherwise differentiate the Company’s business model to further enhance long-term earnings potential.
Effect of the Mergers
The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Companies Act, Enstar, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub will effect a series of Mergers. Enstar will merge with and into Company Merger Sub, with Enstar surviving the merger as the First Surviving Company and a direct wholly-owned subsidiary of New Company Holdco. As soon as practicable following First Effective Time, New Company Holdco will merge with and into the Company, as the First Surviving Company, with the Company surviving the merger as the Second Surviving Company. As soon as practicable following the Second Effective Time, Parent Merger Sub will merge with and into the Company, as the Second Surviving Company, with the Company surviving as the Third Surviving Company.
As a result of the Mergers, Parent will directly own all Enstar Ordinary Shares. Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares. If the Mergers are consummated, holders of Enstar Ordinary Shares will not own any shares of the Third Surviving Company and holders of Enstar Preferred Shares will hold preferred shares of Enstar as the Third Surviving Company following the Mergers, with all of their relative rights, terms and conditions remaining unchanged.
Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Bermuda Court for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. For more information, please see the section of this Proxy Statement entitled “Appraisal Rights.” The “First Effective Time” will occur upon the time indicated on the certificate of merger with respect to the First Merger. The “Second Effective Time” will occur upon the time indicated on the certificate of merger with respect to the Second Merger. The “Third Effective Time” will occur upon the time indicated on the certificate of merger with respect to the Third Merger.
Benefits of the Mergers for the Enstar Unaffiliated Security Holders
The primary benefit of the Mergers to Enstar unaffiliated security holders holding Enstar Ordinary Shares will be their right to receive the Total Cash Consideration for each Enstar Ordinary Share held by such shareholders as described above. This amount constitutes a premium of approximately 12.2% relative to the undisturbed 90-day volume-weighted average price of Enstar Ordinary Shares for the 90 trading days ending on the Undisturbed Date and 11.8% of the 60-day volume-weighted average price of Enstar Ordinary Shares for the 60 trading days ending on the Undisturbed Date.
Additionally, such shareholders will avoid the risk after the Mergers of any possible decrease in Enstar’s future earnings, growth or value.

The primary benefit of the Mergers to Enstar unaffiliated security holders holding Enstar Preferred Shares will be the fact that, in accordance with the terms of such Enstar Preferred Shares, such holders will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, and will retain an interest in the potential future earnings, growth or value realized by Enstar after the Mergers, in each case, unless the holder of such Enstar Preferred Shares has properly exercised his or her appraisal rights with respect to such shares. Additionally, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.
Detriments of the Mergers to the Enstar Unaffiliated Security Holders
The primary detriment of the Mergers to the Enstar unaffiliated security holders holding Enstar Ordinary Shares is the lack of an interest of such shareholders in the potential future earnings, growth, or value realized by Enstar after the Mergers, including as a result of any sale of Enstar or its assets to a third party in the future. Additionally, the receipt of cash in exchange for Enstar Ordinary Shares pursuant to the Mergers will generally be a taxable sale transaction for U.S. federal income tax purposes to U.S. Holders (as described in the section entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 102 of this Proxy Statement) who surrender their Enstar Ordinary Shares in the Mergers to the extent that such shareholders have any gain on their Enstar Ordinary Shares.
The primary detriment of the Mergers to the Enstar unaffiliated security holders holding Enstar Preferred Shares is the fact that the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act and accordingly, Enstar will no longer file periodic reports with the SEC on account of such depositary shares. However, the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares.
Additionally, such shareholders, in accordance with the terms of such Enstar Preferred Shares, will not receive any cash value in the Mergers in respect of Enstar Preferred Shares.
Certain Effects of the Mergers for the Purchaser Filing Parties
The benefits of the Mergers to the Purchaser Filing Parties include the fact that, following the completion of the Mergers, Parent will directly own all the Enstar Ordinary Shares and will therefore have a corresponding interest in the surviving company’s net book value and net earnings. Enstar’s book value and prior to and immediately after the Mergers, based on Enstar’s book value at June 30, 2024 and net income for the six months ended June 30, 2024, as if the Mergers were completed on such date, were $5.261 billion and $264 million, respectively.
	Beneficial Ownership of Enstar Prior to the Mergers(1)			Beneficial Ownership of Enstar After the Mergers(2)
($ in millions)	% Ownership	Net Book Value at June 30, 2024(3)	Net Income for the Six Months Ended June 30, 2024(4)	% Ownership	Net Book Value at June 30, 2024	Net Income for the Six Months Ended June 30, 2024
Purchaser Filing Parties			—	100%	$5,261	$264
Sixth Street Filing Parties	4.7%	$246.7	$12.4	—	—	—
CEO Filing Party	4.3%	$227.4	$11.4	5.2%	$274	$14

(1)
Based on 15,230,911 shares of Enstar Ordinary Shares issued and outstanding as of June 30, 2024.

(2)
The actual interests of the Purchaser Filing Parties following completion of the Mergers will be calculated based on the Reinvesting Shareholders’ ownership of Enstar Ordinary Shares as of immediately prior to the First Effective Time, which is not known as of the date of this Proxy Statement.

(3)
Based on net book value of $5.261 billion as of June 30, 2024.

(4)
Based on net income of $264 million for the six months ended June 30, 2024.

In addition, the Purchaser Filing Parties will benefit from the savings associated with Enstar no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Mergers to the Purchaser Filing Parties include the lack of liquidity for Enstar Shares following the Mergers and the risk that Enstar will decrease in value following the Mergers.
Effect on Enstar if the Mergers are Not Consummated
If the Merger Agreement is not approved by the Enstar shareholders, or if the Mergers are not consummated for any other reason:
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the Enstar shareholders will not be entitled to, nor will they receive, any payment or other consideration for their respective Enstar Shares pursuant to the Merger Agreement;

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Enstar will remain an independent public company, the Enstar Ordinary Shares and depositary shares representing interests in Enstar Preferred Shares will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and Enstar will continue to file periodic reports with the SEC on account of the Enstar Shares;

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under certain specified circumstances, Enstar may be required to pay Parent the Company Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Company Termination Fee” beginning on page 144 of this Proxy Statement;

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under certain specified circumstances, Parent may be required to pay the Company the Parent Termination Fee or the Debt Event of Default Termination Fee upon the termination of the Merger Agreement. For more information, please see the section entitled “Terms of the Merger Agreement — Parent Termination Payments” beginning on page 145 of this Proxy Statement; and

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Enstar shareholders will continue to own their Enstar Shares and will continue to be subject to the same general risks and opportunities as those to which they are currently subject with respect to ownership of Enstar Shares.

If the Mergers are not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of the Enstar Shares, including the risk that the market price of Enstar shares may decline to the extent that the current market price of the Enstar Shares reflects a market assumption that the Mergers will be consummated. If the Mergers are not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition earnings or prospects of the Company will not be adversely impacted.
Merger Consideration
Enstar Ordinary Shares
Following the Mergers, Enstar shareholders holding Enstar Ordinary Shares will receive a total of $338 in cash per Enstar Ordinary Share, as provided in more detail below.
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Upon the First Effective Time, each Enstar Ordinary Share that is issued and outstanding as of immediately prior to the First Effective Time (other than (i) Enstar Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned subsidiaries, (ii) any Reinvesting Shares, (iii) any Enstar Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares), (iv) any Enstar Ordinary Shares that are Dissenting Shares and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date, any Enstar Ordinary Shares held subject to the JSOP at such time), will be converted into the right to receive the First Merger Consideration. Upon the First Effective Time,

each Reinvesting Share issued and outstanding immediately prior to the First Effective Time will be converted into a New Ordinary Share.
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Upon the Second Effective Time, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned subsidiaries, (ii) any New Ordinary Shares subject to the Company’s equity awards, and (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date, any New Ordinary Shares held subject to the JSOP at such time), will be converted into a Second Surviving Company Ordinary Share. Upon the Second Effective Time, each New Ordinary Share held by the Reinvesting Shareholders immediately prior to the Second Effective Time issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders will be converted into a Second Surviving Company Ordinary Share.

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Upon the Third Effective Time, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned subsidiaries, (ii) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (iv) to the extent the Third Effective Time occurs prior to the JSOP Vesting Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive the Third Merger Cash Consideration. Upon the Third Effective Time, each Second Surviving Company Ordinary Share held by holders of the Reinvesting Shares will, at the election of Parent, either receive the Total Cash Consideration or be canceled and cease to exist.

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If prior to the First Closing, the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.

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Although fractional shares of New Ordinary Shares and Second Surviving Company Ordinary Shares may be issued at the First Effective Time and the Second Effective Time, respectively, the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and Second Effective Time, respectively, and, (a) as provided in more detail above the Total Cash Consideration is tied to the number of Enstar Ordinary Shares held by Enstar shareholders immediately prior to the First Effective Time rather than the number of New Ordinary Shares or Second Surviving Company Ordinary Shares held at the Second Effective Time and the Third Effective Time, respectively, (b) the Merger Agreement also expressly provides that the aggregate cash consideration received per each Enstar Ordinary Share will be equal to $338 and (c) no Enstar shareholder will be able to transfer any New Ordinary Shares or Second Surviving Company Ordinary Shares prior to the Third Effective Time.

Enstar Preferred Shares
Following the Mergers, Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail below.
•
Upon the First Effective Time, each Enstar Preferred Share issued and outstanding immediately prior to the First Effective Time will automatically be converted into a preferred share of New

Company Holdco and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
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Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time will automatically be converted into a preferred share of Company, as the Second Surviving Company and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

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Upon the Third Effective Time, each such preferred shares issued and outstanding immediately prior to the Third Effective Time will automatically be converted into a preferred share of the Company, as the Third Surviving Company and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

Holders of Enstar Preferred Shares shall receive the same number (including any fraction) of preferred shares in the Third Surviving Company as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time (which will also be the number of preferred shares of New Company Holdco following the First Effective Time and the number of preferred shares of the Second Surviving Company following the Second Effective Time). As noted above in respect of the Enstar Ordinary Shares, (a) the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (b) no such holders will be able to transfer any preferred shares of New Company Holdco or the Company, as the Second Surviving Company, prior to the Third Effective Time.
Dissenting Shares will be cancelled and cease to exist and will not be converted into or represent the right to receive the Total Cash Consideration or the preferred shares of the Third Surviving Company, as applicable, following the Mergers. Such Enstar shareholders instead will only be entitled to receive the fair value of such Dissenting Shares held by them in accordance with, and as provided by, Section 106 of the Companies Act. For more information, please refer to the section of this Proxy Statement entitled “Appraisal Rights.”
Treatment of Equity Awards
In connection with the Mergers, the holders of outstanding Enstar equity awards will receive the cash payments described below (subject to applicable tax withholdings).
Company Restricted Shares:   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares”.
Company RSU Awards:   In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and
•
at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 96 of this Proxy Statement.
Earned Company PSU Awards:   In connection with the Mergers, each Company PSU Award with respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

Unearned Company PSU Awards:   In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of

Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.
Special Company PSU Awards:   In connection with the Mergers, each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of actual performance and target performance. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.
JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
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If the First Effective Time occurs on or before the JSOP Vesting Date or, if later, before the JSOP Exchange Date, then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee (as defined in the JSOP) to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

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If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Treatment of the Company ESPP
With respect to the Company ESPP:
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all offering periods under the Company ESPP were terminated as of the Final Exercise Date;

•
the Company ESPP was terminated as of the Final Exercise Date, subject to the occurrence of the Third Closing;

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each outstanding right under the Company ESPP on the Final Exercise Date will be caused to be exercised as of such date for the purchase of Enstar Ordinary Shares in accordance with the terms of the Company ESPP; and

•
any outstanding Enstar Ordinary Shares obtained through the exercise of such outstanding right will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.

Projections
Enstar does not, as a matter of course, make public projections as to future performance, earnings or other results due to, among other reasons, the inherent unpredictability of projections and their underlying assumptions and estimates, especially over longer periods of time. Although Company management periodically prepares, and the Board periodically evaluates, prospective financial information concerning its future performance as part of its annual financial planning process, Company management does not produce long-range financial projections in the ordinary course with a view toward public disclosure. Despite this general practice, in connection with the Board’s evaluation of strategic alternatives, including the continued execution of the Company’s strategy as a standalone public company or the possible sale of the Company to a third party, including pursuant to the Mergers, Company management prepared certain non-public, unaudited prospective financial information with respect to fiscal years 2024 through 2028.
In March and April 2024, Company management prepared the Draft Financial Projections, which the Board reviewed at its April 4, 2024 information session. The Draft Financial Projections were prepared based on the 2024 business plan and the related five-year forecasts for the Company prepared by Company management and reviewed by the Board on February 21 and 22, 2024, except that Company management made certain modifications to such five-year forecasts as discussed in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement. The Draft Financial Projections were not approved by the Board for use and reliance by Goldman Sachs in performing its financial analyses relating to the rendering of its fairness opinion but were approved for use and reliance by Goldman Sachs in connection with certain ongoing preliminary financial analyses as described in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement.
During the Board’s April 4, 2024 information session, the Board discussed the sensitivity of the Draft Financial Projections to capital return assumptions for the Company for fiscal years 2024 to 2028 and requested that Goldman Sachs, purely for illustrative purposes, perform certain financial analyses of the Company based on a sensitivity case that reflected the Draft Financial Projections adjusted solely to reflect capital return of the Company that was twice as high in each of fiscal years 2024 to 2028 as compared to the level of capital return contemplated in the Draft Financial Projections (such sensitivity case, the “Draft Financial Projections — Accelerated Return Case”). Goldman Sachs arithmetically derived the Draft Financial Projections — Accelerated Return Case, as directed by the Board and as described in the prior sentence. The Draft Financial Projections — Accelerated Return Case was not approved by the Board for use and reliance by Goldman Sachs in performing its financial analyses relating to the rendering of its fairness opinion but were approved for use by Goldman Sachs solely in connection with the requested illustrative analysis as described in the section entitled “Special Factors — Background of the Mergers” beginning on page 43 of this Proxy Statement.
In April 2024, Company management prepared a revised set of the Company’s five-year forecasts, which were identical to the Draft Financial Projections, except that they (i) projected the Company’s financial performance from and including the second fiscal quarter of 2024 rather than from and including the first fiscal quarter of 2024, as contemplated in the Draft Financial Projections and (ii) to reflect the actual financial performance of the Company in the first quarter of 2024, projected increased M&A activity and increased share repurchases in the second, third and fourth fiscal quarters of 2024 as compared to the Draft Financial Projections (the “Draft Financial Projections (Updated for Q1’24)”). The Draft Financial Projections were provided to Sixth Street on April 7, 2024 and the Draft Financial Projections (Updated for Q1’24) were provided to Sixth Street on June 12, 2024, but were not reviewed with the Board and were not approved by the Board for use and reliance by Goldman Sachs in performing its preliminary financial analyses of the Company or its financial analyses of the Company relating to the rendering of its fairness opinion, and therefore are not presented in the various Projection information tables presented below.
In July 2024, Company management prepared the Financial Projections, which were identical to the Draft Financial Projections, except that the Financial Projections forecasted the Company’s financial performance from and including the third fiscal quarter of 2024 rather than from and including the first fiscal quarter of 2024 as provided in the Draft Financial Projections. The Financial Projections were approved by the Board for use and reliance by Goldman Sachs in connection with its financial analyses and the opinion that Goldman Sachs rendered in connection with the Transactions as described in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement. We refer to the Draft Financial Projections, the Draft Financial Projections — Accelerated Return Case, the Draft Financial Projections (Updated for Q1’24) and the Financial Projections together as the “Projections”.
The Projections were not prepared with a view toward public disclosure and any summaries thereof are included in this Proxy Statement only because (i) such projections (being the Draft Financial Projections, the Draft Financial Projections — Accelerated Return Case and the Financial Projections) were made available to the Board in connection with its review of the potential transaction with Sixth Street and the strategic alternatives of the Company, (ii) such projections (being the Draft Financial Projections and the Draft Financial Projections (Updated for Q1’24)) were made available to Sixth Street, (iii) such projections (being the Draft Financial Projections and the Draft Financial Projections — Accelerated Return Case) were used by Goldman Sachs for purposes of its preliminary financial analyses and (iv) the Financial Projections were used by Goldman Sachs for purposes of its valuation analyses and fairness opinion provided to the Board, as described in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement. The summaries of any Projections are not being included in this Proxy Statement to influence a shareholder’s decision with respect to the Mergers, including whether to vote in favor of the Merger Proposal or any other Special Meeting Proposals and whether or not to seek appraisal rights with respect to their Enstar Shares in connection with the Mergers. The Projections may differ from published analyst estimates and forecasts.
The Projections (constituting prospective financial information) were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Projections have been prepared by, and are the responsibility of, the Company management. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Projections and, accordingly, PwC does not express an opinion or any other form of assurance with respect thereto. The PwC report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which is included in this Proxy Statement as Annex O, relates to the Company’s previously issued financial statements. It does not extend to the Projections and should not be read to do so. KPMG Audit Limited (“KPMG”), the Company’s independent registered public accounting firm related to the 2021 annual financial statements has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Projections and, accordingly, KPMG does not express an opinion or any other form of assurance with respect thereto. The KPMG report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which is included in this Proxy Statement as Annex O, relates to the Company’s previously issued financial statements. It does not extend to the Projections and should not be read to do so.
The Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company management. Because the Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the Projections were based necessarily involve judgments with respect to, among other things, future economic, competitive and financial market conditions, estimates of reserves for losses, expected run-off liability earnings, changes in fair value due to interest rate movements, strategic share repurchases, and the entry into, exit from, and performance of the Company’s strategic investments, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control, including general economic conditions, competition and the risks discussed in this Proxy Statement under the section entitled “Cautionary Statement Regarding

Forward-Looking Statements” beginning on page 39 of this Proxy Statement. The Projections also reflect the assumptions as to certain business decisions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for the Company’s business, competitive environment, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Projections were prepared. In addition, the Projections might be affected by the Company’s ability to achieve proposed initiatives, objectives and targets over the applicable periods. Detailed variables and assumptions underlying the Draft Financial Projections, the Draft Financial Projections — Accelerated Return Case and the Financial Projections are presented beneath the summary tables below.
The Projections treat the Company on a standalone basis and without giving effect to, and as if the Company never contemplated, the Mergers, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the Mergers, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Mergers.
There can be no assurance that the Projections will be realized, and actual results may vary materially from those shown. The inclusion of the Projections in this Proxy Statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or consider the Projections to be predictive of actual future events or events that have occurred since the date of such forecasts, and the Projections should not be relied upon as such. The Company has not updated the Projections to reflect Company management’s current views of the Company or the Company’s future financial performance and the Projections should not be treated as guidance with respect to the projected results for any period. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ materially from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Projections, except as otherwise required by law, and neither the Company, Sixth Street or, after the consummation of the Mergers, the Third Surviving Company, undertakes any obligation or otherwise to revise the Projections after the date hereof, except to the extent required by law. Neither the Company, Sixth Street, nor any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any shareholder of the Company or other person regarding the ultimate performance of the Company compared to the information contained in the Projections or that the Projections will be achieved. The Company has made no representation to Sixth Street, Goldman Sachs or their respective affiliates, in the Merger Agreement or otherwise, concerning the Projections. The Projections are forward-looking statements, and are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available on the SEC’s website at www.sec.gov.
Certain of the measures used in the Projections (including management adjusted book value) are or may be considered non-GAAP (as defined below) financial measures. The non-GAAP financial measures used in the Projections were relied upon by the Board in connection with its evaluation of the Mergers and, at the direction of the Board, by Goldman Sachs in connection with its financial analysis and, with respect to the Financial Projections, the opinion that Goldman Sachs rendered in connection with the Mergers as described in the section entitled “Special Factors — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement. There are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with generally accepted accounting principles (“GAAP”), and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. No reconciliation of non-GAAP financial measures in the Projections to GAAP measures was created or used in connection with preparing the Projections and no such reconciliation of non-GAAP financial measures in the Projections to GAAP measures was relied upon by the Board in connection with its evaluation of the Mergers, or by Goldman Sachs in connection with its financial analyses and the opinion that Goldman Sachs rendered in connection with the Mergers, as described in the section entitled “Special Factors  — Opinion of Goldman Sachs” beginning on page 65 of this Proxy Statement.
In light of the foregoing factors and the uncertainties inherent in the Projections, Enstar shareholders are cautioned not to place undue, if any, reliance on the Projections. Neither the Company, Sixth Street or any of their respective affiliates, advisors, or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Projections.
The following is a summary of the Draft Financial Projections, the Draft Financial Projections — Accelerated Return Case and the Financial Projections (which summary is not included in this Proxy Statement to induce any Company shareholder to vote in favor of approving the Merger Proposal or approving any other Special Meeting Proposals):
Draft Financial Projections
	Actuals as of December 31, 2023	Estimated for the years ended December 31,
(amounts in millions)		2024	2025	2026	2027	2028
Earnings		$659	$572	$708	$818	$1,010
Share Repurchases		$(250)	$(100)	$(100)	$(100)	$(100)
End of Period Book Value (including AOCI)	$5,025	$5,547	$6,110	$6,800	$7,537	$8,461
Management Adjusted Book Value(1)	$5,391	$5,754	$6,192	$6,771	$7,509	$8,439
Distributable Cash Flows(2)		$250	$100	$100	$100	$100

(1)
Management Adjusted Book Value means ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any).

(2)
Represents return of capital to Enstar shareholders in the form of share repurchases.

Summary of Material Assumptions:
As discussed above, the Draft Financial Projections were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company management. The Draft Financial Projections include the following material qualitative and quantitative assumptions of Enstar management:
Investment Returns
•
Investment returns on invested assets projected based on interest rate forward curves, contracted payments due on existing fixed income assets and expected long term returns of 9 – 11% on risk assets.

•
Projected asset growth based on expected proceeds from new business consideration net of claim payments and operational expenses.

New Business
•
(Re)insurance transactions — projected annual capital deployment for future new (re)insurance contracts in the amount of $3.0 – 3.5 billion, considering (i) Enstar’s deal pipeline at the time of the development of the Draft Financial Projections, and (ii) the forward-looking expectations of Enstar’s internal acquisitions team.

•
Run-off liability earnings (RLE) — projected development of ultimate liabilities on future new loss portfolio transfer (LPT) arrangements are consistent with historically observed trends and the forward-looking expectations of Enstar’s claims management team.

•
Regulatory capital levels — projected maintenance and monitoring of the Company’s operating capital at a consistent level in excess of regulatory requirements through all periods.

Expenses
•
General and administrative expenses — projections of general and administrative expenses based on (i) expected increases in line with inflationary trends ranging from 4% in 2024 to 2 to 2.5% later in the projection period, reflecting continued growth of the Company’s scale, net of (ii) the expected impact of cost savings initiatives.

•
Interest expense — projected debt service costs consider contractual interest rates on debt outstanding throughout the forecast projection period (as disclosed in the Company’s notes to the financial statements) and assuming no early repayment or incremental borrowings for non-Junior Subordinated Notes.

•
Income tax expense — projected income tax expense based on an assumed effective tax rate in 2024 of -0.5%, increasing to 14.4% in the later years. The projections consider the effects of expected future tax liability in the taxing jurisdictions in which the Company operates, including the expected effects of the Bermuda Corporate Income Tax Act commencing in 2025.

Other
•
Share repurchases — projected quantum of future share repurchases based on expectations of future excess liquidity and market demand (as shown in the row titled “Distributable Cash Flows” in the table immediately above).

•
Ratings — The Company and its operating subsidiaries were assumed to continue to maintain their financial strength and investment grade ratings as disclosed in the Company’s periodic financial reports.

Draft Financial Projections — Accelerated Return Case
	Actuals as of December 31, 2023	Estimated for the years ended December 31,
(amounts in millions)		2024	2025	2026	2027	2028
Earnings		$659	$572	$708	$818	$1,010
Share Repurchases		$(500)	$(200)	$(200)	$(200)	$(200)
End of Period Book Value (including AOCI)	$5,025	$5,297	$5,760	$6,350	$6,987	$7,811
Management Adjusted Book Value(1)	$5,391	$5,504	$5,842	$6,321	$6,959	$7,789
Distributable Cash Flows(2)		$500	$200	$200	$200	$200

(1)
Management Adjusted Book Value means ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any).

(2)
Represents return of capital to Enstar shareholders in the form of share repurchases.

Summary of Material Assumptions:
The Draft Financial Projections — Accelerated Return Case utilized all of the same assumptions as the Draft Financial Projections described above. Such projections were incrementally adjusted solely to reflect assumptions for capital return to Company shareholders that were twice as high in each of fiscal years 2024 to 2028 as compared to the capital return assumptions contemplated in the Draft Financial Projections.

Financial Projections
	Actuals as of June 30, 2024	Estimated for the six-months period ended December 31, 2024	Estimated for the years ended December 31,
(amounts in millions)			2025	2026	2027	2028
Earnings		$414	$572	$708	$818	$1,010
Share Repurchases		$(250)	$(100)	$(100)	$(100)	$(100)
End of Period Book Value (including AOCI)	$5,261	$5,547	$6,110	$6,800	$7,537	$8,461
Management Adjusted Book Value(1)	$5,713	$5,754	$6,192	$6,771	$7,509	$8,439
Distributable Cash Flows(2)		$250	$100	$100	$100	$100

(1)
Management Adjusted Book Value means ordinary shareholders’ equity, less fair value changes on fixed maturities and funds held-directly managed, fair value of insurance contracts for which the Company has elected the fair value option, fair value adjustments, and net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any).

(2)
Represents return of capital to Enstar shareholders in the form of share repurchases.

Summary of Material Assumptions:
The Financial Projections utilized the same assumptions as the Draft Financial Projections referenced above, however, such projections forecasted the Company’s financial performance from and including the third fiscal quarter of 2024 rather than the first fiscal quarter of 2024 as provided in the Draft Financial Projections.
The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company included in this Proxy Statement.
Interests of the Directors and Executive Officers of Enstar in the Mergers
When considering the recommendation of the Board that you vote to approve the Merger Proposal, you should be aware that directors and executive officers of Enstar may have interests in the Mergers that are or may be different from, or in addition to, your interests as an Enstar shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and the Mergers, and in recommending that the Merger Agreement be approved by Enstar shareholders. These interests include the following:
•
the conversion of equity awards held by the directors and executive officers into the right to receive cash payments;

•
the entitlement of each of the executive officers to receive, under their service agreements with Enstar, severance payments and benefits on termination of employment and, in the case of Mr. Silvester, a change in control payment;

•
the potential grant of retention awards to the executive officers;

•
Mr. Silvester entered into the Support Agreement, pursuant to which Mr. Silvester agreed, among other things, to vote or execute consents with respect to the number of Enstar Ordinary Shares beneficially owned by Mr. Silvester set forth in such Support Agreement in favor of the Mergers, subject to certain terms and conditions contained therein and to reinvest his Enstar Shares into a non-voting ownership interest in a parent company of Parent;

•
the continued indemnification and directors’ and officers’ liability insurance to be provided by the Third Surviving Company; and

•
with respect to Mr. Carey, the fact that the Preferred Equity Investor has committed to provide to Parent the Preferred Equity Financing, as described in more detail in the section entitled “Special Factors — Financing of the Mergers — Preferred Equity Financing” beginning on page 100 of this Proxy Statement.

If the Merger Proposal is approved by Enstar shareholders, the Enstar Shares held by the directors and executive officers of Enstar will be treated in the same manner as issued and outstanding Enstar Shares held by Enstar shareholders generally (see above under “Merger Consideration — Enstar Ordinary Shares” and “Merger Consideration — Enstar Preferred Shares”).
Enstar Equity Awards
The tables in this section set forth information about the equity awards with respect to Enstar Ordinary Shares held by our non-employee directors and executive officers as of September 26, 2024, including the number of Enstar Ordinary Shares subject to the awards and the values of the awards based on the $338 Total Cash Consideration that will be received by Enstar shareholders in connection with the Mergers.
Non-Employee Directors
As of September 26, 2024, our non-employee directors held equity awards in the form of (i) Company Restricted Shares, which were granted as annual equity retainers and which are scheduled to vest after one year of service, and (ii) Company RSU Awards, which certain directors elected to receive in lieu of their cash and/or equity annual retainers and which are scheduled to be settled in Enstar Ordinary Shares when the director leaves the Board. For a description of the treatment of these equity awards in connection with the Mergers, see below under “Treatment of Enstar Equity Awards”.
Name	Company Restricted Shares (#)(1)	Company Restricted Shares ($)	Company RSU Awards (#)(1)	Company RSU Awards ($)
Robert J. Campbell	—	—	26,952.693	$9,110,010
B. Frederick Becker	407.804	$137,838	3,800.878	$1,284,697
Sharon A. Beesley	407.804	$137,838	—	—
James D. Carey(2)	—	—	10,007.823	$3,382,644
Susan L. Cross	407.804	$137,838	—	—
Hans-Peter Gerhardt	407.804	$137,838	—	—
Myron Hendry	—	—	2,601.688	$879,371
Paul J. O’Shea	407.804	$137,838	—	—
Hitesh Patel	—	—	7,152.841	$2,417,660
Poul A. Winslow	—	—	838.375	$283,371

(1)
Fractional Enstar Ordinary Shares will be settled in cash.

(2)
Consists of Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan and Company RSU Awards held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is Co-Chief Executive Officer. Mr. Carey and Stone Point may be deemed to share beneficial ownership of these share units. Mr. Carey disclaims beneficial ownership of these share units.

Executive Officers
As of September 26, 2024, our executive officers held equity awards in the form of (i) Company RSU Awards, which are scheduled to vest and be settled in Enstar Ordinary Shares in three equal annual installments or at the end of a three-year cliff vesting period, (ii) Company PSU Awards, which generally are scheduled to vest and be settled in Enstar Ordinary Shares after the end of a three-year performance period, with the number of shares delivered based on the level of achievement of performance goals relating to the change in adjusted book value per share and average annual adjusted return on equity (the share numbers and values in the table below are based on the level of achievement of the performance goals measured as of September 26, 2024), and (iii) the JSOP granted to Mr. Silvester, which generally is scheduled to vest and be settled in Enstar Ordinary Shares after a five-year performance period, subject to achievement of a Enstar Ordinary Share price hurdle and, for 20% of the award, a performance condition tied to fully diluted book value per Enstar Ordinary Share, and with the number of Enstar Ordinary Shares delivered determined based on share price appreciation. For a description of the treatment of these equity awards in connection with the Mergers, see below under “Treatment of Enstar Equity Awards”.
Name	Company RSU Awards (#)	Company RSU Awards ($)	Company PSU Awards (#)(1)	Company PSU Awards ($)	JSOP (#)(2)	JSOP ($)(2)
Dominic Silvester	—	—	—	—	565,630	$74,725,379
Matthew Kirk	5,163	$1,745,094	4,214	$764,921	—	—
Orla Gregory(3)	8,977	$3,034,226	40,395	$20,480,434	—	—
David Ni	18,107	$6,120,166	6,787	$1,244,698	—	—
Nazar Alobaidat	6,092	$2,059,096	5,408	$1,009,664	—	—
Paul Brockman	14,815	$5,007,470	6,642	$1,232,112	—	—

(1)
Reflects the target number of Enstar Ordinary Shares subject to the Company PSU Awards. Pursuant to the terms of the Merger Agreement, each Company PSU Award will vest at actual performance on a prorated basis (other than the Special Company PSU Awards held by Ms. Gregory, which will vest in full at the greater of actual performance and target performance).

(2)
The number of Enstar Ordinary Shares subject to the JSOP and the value of the JSOP are described above in the section entitled “Merger Consideration — Outstanding Company Equity Awards — JSOP”.

(3)
Notwithstanding the dollar values shown for Ms. Gregory in the table above, pursuant to her transition agreement, the Company RSU Awards and Special Company PSU Awards held by Ms. Gregory will be canceled in consideration of a cash payment of $17.0 million(see below under “Severance and Change in Control Payments — Ms. Gregory”).

Treatment of Enstar Equity Awards
The cash payments described below will be subject to applicable tax withholdings.
Company Restricted Shares:   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above under “Merger Consideration — Enstar Ordinary Shares”.
Company RSU Awards:   In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described below under “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 96 of this Proxy Statement.
Earned Company PSU Awards:   In connection with the Mergers, each Company PSU Award with respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

Unearned Company PSU Awards:   In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

Special Company PSU Awards:   In connection with the Mergers, each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying Enstar Ordinary Shares that would have vested assuming the greater of target performance or actual performance. The conversion process will be effectuated as follows:
•
at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to

(i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

•
at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

•
at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described below under “Severance and Change in Control Payments — Ms. Gregory”.
JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
•
If the First Effective Time occurs on or the JSOP Vesting Date or, if later, before the JSOP Exchange Date, then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).

•
If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Severance and Change in Control Payments
Under their service agreements with Enstar, the executive officers would be entitled to payments and benefits on specified terminations of employment following the Third Closing and, in the case of Mr. Silvester, certain payments as a result of the Third Closing (i.e., regardless of whether his employment terminates after the Third Closing). The termination payments are subject to the executive officer’s execution of a general release of claims. For the estimated values of these payments, see below under “Golden Parachute Compensation”.
Mr. Silvester
Under his employment agreement, if the Third Closing occurs on or before January 31, 2025, other than the cash payment he receives in respect of the JSOP as set forth above, Mr. Silvester will also be entitled to a cash payment equal to three times his annual base salary, payable within 30 days after the Third Closing. Pursuant to the terms of his employment agreement, if the Third Closing occurs on or before January 19, 2025 and the interests held by Volume Five Limited vest on such date, Mr. Silvester is also entitled to a top-up payment in an amount between $47.4 million and $62 million (with the actual amount depending on the date on which the JSOP vests), less any amount he receives in respect of the JSOP. However, because the amount he will receive in respect of the JSOP will exceed $62 million based on the $338 Total

Cash Consideration, Mr. Silvester will not receive this top-up payment under his employment agreement. In addition, if the Third Closing occurs on or before January 31, 2025 and, at any time on or before March 2, 2025 (but within 30 days following the occurrence of the Third Closing), Mr. Silvester resigns without “good reason” (as defined in his employment agreement), he will be entitled to receive medical coverage for him and his family for 36 months.
If the Third Closing occurs on or before January 31, 2025 and, at any time on or before January 31, 2025, Mr. Silvester’s employment is terminated without “cause” (as defined in his employment agreement) or he resigns for “good reason” (as defined in his employment agreement), he will be entitled to (i) a cash payment equal to three times his annual base salary, as reduced by the cash payment described above, (ii) a cash payment equal to 100% of his annual bonus earned for the year of termination, based on actual performance, and (iii) continued medical coverage for him and his family for 36 months.
Ms. Gregory
On July 29, 2024, the Company entered into a transition agreement with Ms. Gregory, which provides that she will leave the Company on December 31, 2024 or, if earlier, on the day before the Third Closing. Under the transition agreement, subject to her execution of a general release of claims, Ms. Gregory is entitled to (i) continued payment of her base salary at her current annual rate of $1.4 million for the scheduled term of the transition agreement, (ii) continued eligibility for an annual bonus for 2024 based on achievement of the applicable performance objectives, (iii) continued participation in Bermuda employee benefit programs during the scheduled term of the transition agreement, (iv) subject to her compliance with specified restrictive covenants, a payment of $17.0 million in consideration for the cancellation of her Company RSU Awards and Company PSU Awards, payable within 10 days after her employment ends, and (v) medical and dental coverage on the same or equivalent terms as the Company provides to active employees in Bermuda or comparable private insurance, without a termination date.
If Ms. Gregory’s employment is terminated by the Company without “cause” (as defined in the transition agreement) before the end of the scheduled term of the transition agreement, she will be entitled to the payments described above on the same basis as if she had remained employed. If, before the end of the scheduled term of the transition agreement, Ms. Gregory’s employment is terminated by the Company for cause or she resigns for any reason, she will not be entitled to the payments described above.
Messrs. Kirk, Ni, Alobaidat and Brockman
The employment agreements with each of Messrs. Kirk, Ni, Alobaidat and Brockman provide that, on termination of the executive’s employment by Enstar without “cause” or, for Messrs. Kirk and Brockman, a resignation for “good reason” (as such terms are defined in the executive’s employment agreement), the executive will be entitled to (i) continued payment of base salary for 12 months, (ii) a pro-rated annual bonus for the year of termination based on the number of days employed in that year (determined based on actual performance for Messrs. Ni and Brockman, or assuming target performance for Messrs. Kirk and Alobaidat), and (iii) for Messrs. Kirk and Alobaidat, COBRA continuation payments for a period of 12 months. For Mr. Alobaidat, the continued payment of base salary will be increased to 18 months if the termination or resignation occurs within 12 months after the Third Closing.
Retention Plan
In connection with the Mergers, Enstar may adopt a retention plan that provides for cash awards in an aggregate amount of up to $5.0 million to promote retention and to incentivize efforts to consummate the Mergers. $2.2 million of this aggregate amount will be allocated by Mr. Silvester among the non-executive employee population (with no single individual receiving more than $300,000), and the remaining $2.8 million of this aggregate amount will be allocable by Mr. Silvester in his discretion, including to the executive officers (provided that any individual award greater than $500,000 will require Parent’s prior written approval). The terms and conditions applicable to retention awards will be determined by Mr. Silvester following reasonable consultation with Parent. Any such awards may provide for payment in full at the Third Closing. As of the date of this Proxy Statement, the participants and individual retention award amounts have not been determined.

Company RSU Awards Granted on or After March 1, 2025
If the Third Effective Time does not occur before March 1, 2025, Enstar may implement equity award grants, including to the executive officers, in the ordinary course of business consistent with past practice with an aggregate grant value that does not exceed 105% of the aggregate grant value of the equity award grants made in the first quarter of 2024. Each such award will (i) be in the form of a Company RSU Award, (ii) provide that, at the Third Effective Time, the Company RSU Award will convert into a fixed cash award with a value equal to (a) $338 multiplied by (b) the number of Enstar Ordinary Shares underlying the award, which will vest on the same terms as the Company RSU Award, (iii) not be subject to accelerated vesting at the closing of the Mergers, and (iv) provide for “accelerated vesting on termination without “cause” (as defined in the Amended and Restated 2016 Equity Incentive Plan or the applicable employment agreement, if any) or resignation for “good reason” (as defined in the applicable employment agreement, if any) following the closing of the Mergers. At Enstar’s election, in lieu of making such grants as equity awards, Enstar may grant cash-based awards on the terms described above.
Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the Merger Agreement, Enstar’s directors and officers will be entitled to certain ongoing indemnification. Please see the section entitled “Terms of the Merger Agreement — Indemnification and Insurance” beginning on page 139 of this Proxy Statement for a description of such ongoing indemnification and insurance coverage obligations.
For further information with respect to the arrangements between the Company and its executive officers, please see the information included under “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers” beginning on page 90 of this Proxy Statement and “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of this Proxy Statement.
Arrangements with Parent
On July 29, 2024, Mr. Silvester entered into a letter agreement with Elk Topco LLC (“Topco”), an affiliate of Parent, which provides that Mr. Silvester is expected to remain CEO of Topco for two years from the Third Closing and then step down from the CEO role and become Executive Chair of the Topco board of directors for another three years (in each case, unless the term is extended through mutual agreement). The letter agreement also provides that Topco (or an affiliate) expects to adopt a management incentive plan, which will provide for equity incentive awards that will be subject to time- and performance-based vesting conditions, and which is expected to have an aggregate projected value up to 8% of the outstanding equity of the Company. The awards granted under the plan to Mr. Silvester and to one or more other key executives are expected to have an aggregate projected value equal to approximately 40% of the aggregate value of all awards granted under the plan (with the portion of such aggregate projected value that is granted to Mr. Silvester versus such other person(s) to be determined). The actual value (if any) that Mr. Silvester, such other executive(s) and other participants in the plan receive from their awards will depend on the value of the underlying equity interests if and when the awards vest and are monetized.
Other than the letter agreement between Mr. Silvester and Topco described above, as of the date of this Proxy Statement, none of our executive officers have had any discussions or negotiations, or entered into any agreement, with Parent or its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or its affiliates following the Third Closing. Prior to, or following, the Third Closing, however, certain executive officers may have discussions, or may enter into agreements, with Parent, Enstar or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or its affiliates after the Third Closing.
Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K promulgated by the SEC, the table below sets forth the compensation that is based on, or otherwise relates to, the Mergers that may be paid or become payable to each of our named executive officers in connection with the Mergers, either on a “single-trigger” basis as a result of the Third Closing or on a “double-trigger” basis on a qualifying termination of employment following the Third Closing. Please see the previous portions of this section for further information regarding this compensation. Under the applicable SEC rules, our named executive officers for this purpose consist of the named executive officers for whom disclosures were required in Enstar’s most recent proxy statement filed with the SEC, who are:
Dominic Silvester — Chief Executive Officer
Matthew Kirk — Chief Financial Officer
Orla Gregory — President
David Ni — Chief Strategy Officer
Nazar Alobaidat — Chief Investment Officer
Paul Brockman — Chief Operating Officer
The amounts shown in the table below are estimates of the amounts that would be payable, assuming that the Third Closing occurred on September 26, 2024, and that the named executive officer’s employment had terminated in a qualifying termination immediately following the Third Closing.
In addition to the assumptions regarding the Third Closing Date (i.e., the date on which the closing of the Third Merger occurs) and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the Mergers may differ from the amounts set forth below.
Golden Parachute Compensation
Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Dominic Silvester	$11,250,000	$74,725,379	$121,876	$86,097,255
Mathew Kirk	$1,129,508	$2,510,015	$25,961	$3,665,485
Orla Gregory	$3,430,000	$17,000,000	$591,559	$21,021,559
David Ni	$1,895,902	$7,364,864	—	$9,260,765
Nazar Alobaidat	$1,644,627	$3,068,760	$25,961	$4,739,348
Paul Brockman	$1,537,705	$6,239,582	—	$7,777,287

(1)
For Mr. Silvester, the amount in this column reflects the following amounts payable under his employment agreement: (i) a “single-trigger” payment equal to three times his annual base salary, payable within 30 days after the Third Closing, and (ii) a “double-trigger” payment equal to 100% of his annual bonus earned for 2024, based on actual performance (the bonus amount in this column assumes target performance).

For Ms. Gregory, the amount in this column reflects the following “double-trigger” payments under her transition agreement: (i) continued payment of her base salary at her current annual rate of $1,400,000 through December 31, 2024 and (ii) an annual bonus for 2024 based on achievement of the applicable performance objectives (the bonus amount in this column assumes target performance).
For each of Messrs. Kirk, Ni, Alobaidat and Brockman, the amount in this column reflects the following “double-trigger” payments under the executive’s employment agreement: (i) continued payment of base salary for 12 months (18 months for Mr. Alobaidat) and (ii) a pro-rated annual bonus for 2024 based on the portion of 2024 lapsed through September 26, 2024 (determined based on actual performance for Messrs. Ni and Brockman, or assuming target performance for Messrs. Kirk and Alobaidat). The bonus amounts in this column for Messrs. Ni and Brockman assume target performance.
For more information, see above under “Severance and Change in Control Payments”.

Name	“Single-Trigger” Salary Payment ($)	“Double-Trigger” Salary Payment ($)	“Double-Trigger” Annual Bonus ($)	Total ($)
Dominic Silvester	$7,500,000	—	$3,750,000	$11,250,000
Matthew Kirk	—	$650,000	$479,508	$1,129,508
Orla Gregory	—	$1,400,000	$2,030,000	$3,430,000
David Ni	—	$900,000	$995,902	$1,895,902
Nazar Alobaidat	—	$1,018,500	$626,127	$1,644,627
Paul Brockman	—	$800,000	$737,705	$1,537,705

(2)
For Mr. Silvester, the amount in this column reflects the “single-trigger” payment with respect to the JSOP pursuant to the Merger Agreement and his JSOP award agreement, based on the $338 total consideration that will be received by Enstar shareholders in connection with the Mergers.

For Ms. Gregory, the amount in this column reflects the “double-trigger” payment in consideration of the cancellation of her Company RSU Awards and Company PSU Awards pursuant to her transition agreement.
For each of Messrs. Kirk, Ni, Alobaidat and Brockman, the amount in this column reflects the following “single-trigger” payments with respect to the executive’s Company RSU Awards and Company PSU Awards pursuant to the Merger Agreement, based on the $338 Total Cash Consideration that will be received by Enstar shareholders in connection with the Mergers (and in the case of the Company PSU Awards, based on actual performance as of September 26, 2024), with a breakdown as follows:
Name	Company RSU Awards ($)	Company PSU Awards ($)
Matthew Kirk	$1,745,094	$764,921
David Ni	$6,120,166	$1,244,698
Nazar Alobaidat	$2,059,096	$1,009,664
Paul Brockman	$5,007,470	$1,232,112
For more information, see above under “Enstar Equity Awards” and “Severance and Change in Control Payments”.
(3)
For Mr. Silvester, the amount in this column reflects the value of “double-trigger” continued medical coverage for him and his family for 36 months pursuant to his employment agreement.

For Ms. Gregory, the amount in this column reflects the value of the following “double-trigger” benefits pursuant to her transition agreement: (i) continued participation in employee benefit programs from September 26, 2024 through December 31, 2024 (with an estimated value of $52,967) and (ii) from January 1, 2025, medical and dental coverage on the same or equivalent terms as the Company provides to active employees in Bermuda or comparable private insurance, without a termination date (with an estimated value of $538,592). For the purposes of calculating the value of medical and dental coverage for Ms. Gregory from January 1, 2025, we (i) multiplied the premium paid in 2023 by the remaining life expectancy for Ms. Gregory, which was calculated based on the current life expectancy for a female in Bermuda and Ms. Gregory’s current age and (ii) assumed Ms. Gregory’s marital status remains unchanged.
For each of Messrs. Kirk and Alobaidat, the amount in this column reflects the “double-trigger” COBRA continuation payments for a period of 12 months pursuant to the executive’s employment agreement.
For more information, see above under “Severance and Change in Control Payments”.

Financing of the Mergers
Equity Financing
Sixth Street has committed, pursuant to the Equity Commitment Letter, to capitalize Parent, at or immediately prior to the closing of the Merger, with an aggregate equity contribution in an amount of $3,512,000,000 on the terms and subject to the conditions set forth in the Equity Commitment Letter.
Sixth Street’s financing commitments are generally subject to the satisfaction of each of the conditions to Parent and Parent Merger Sub’s obligations to effect the Closing (other than those conditions that by their terms are to be satisfied at Closing) as set forth in the Merger Agreement, the Debt Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Debt Commitment Letter, the Preferred Equity Financing having been received by Parent in full or being available to be funded at the Closing in accordance with the terms and conditions of the Preferred Equity Commitment Letter and the substantially simultaneous consummation of the Transactions in accordance with the terms of the Merger Agreement.
Debt Financing
Concurrently with the execution of the Merger Agreement, Parent entered into the Debt Commitment Letter, with the Debt Financing Source, pursuant to which, subject to the terms and conditions set forth in the Debt Commitment Letter, the Debt Financing Source committed to provide debt financing to Parent consisting of (i) a senior secured term loan facility in an aggregate principal amount of up to $950 million (the “Term Loan Facility”) and (ii) a senior secured backstop revolving credit facility in an aggregate principal amount of up to $2.2 billion (the “Backstop Revolving Facility” and, together with the Term Loan Facility, the “Debt Facilities”). The commitments under the Debt Commitment Letter expire on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Debt Commitment Letter). The commitments under the Backstop Revolving Facility automatically terminated in accordance with the terms of the Debt Commitment Letter upon the Company and its subsidiaries obtaining the Specified Amendments.
The $250.0 million “Tranche A” under the Term Loan Facility will mature on the date that is 364 days after the funding thereof and the $700.0 million “Tranche B” under the Term Loan Facility will mature on the date that is three years after the funding thereof. The Term Loan Facility will be secured by a perfected first-priority charge over all of the issued ordinary shares of the Company directly held by Parent and any proceeds thereof.
The interest rates on the Term Loan Facility are based, at Parent’s election, on (1) an adjusted rate based on term SOFR, subject to a 0% floor, plus an applicable margin ranging from 2.25% to 2.50% per annum based on the total debt to capitalization ratio of Parent or (2) an alternate base rate, subject to a 1.0% floor, plus an applicable margin ranging from 1.25% to 1.50% per annum based on the total debt to capitalization ratio of Parent.
The Term Loan Facility will require Parent to comply with certain affirmative and negative covenants customary for a transaction of this type, including, but not limited to, limitations on debt, liens, fundamental changes, dispositions, investments and restricted payments and compliance with a maximum gearing ratio and a minimum net worth.
The Debt Financing is conditioned on the consummation of the Mergers in accordance with the Merger Agreement, as well as other customary conditions set forth in the Debt Commitment Letter, including, but not limited to:
•
delivery of certain audited and unaudited financial statements of the Company, and pro forma unaudited balance sheet of Parent;

•
receipt by the Debt Financing Source of certain customary legal opinions, officers’ certificates, secretary’s certificates, good standing (or equivalent) certificates, constitutional documents, reasonable evidence of authority with respect to Parent, a solvency certificate from Parent and a customary notice of borrowing.;

•
the accuracy in certain representations and warranties of the Company in the Merger Agreement and certain specified representations and warranties of Parent in the final definitive documentation with respect to the Debt Financing being true and correct in all material respects;

•
the absence of a Company Material Adverse Effect having occurred and been continuing since the date of the Merger Agreement until the First Effective Time;

•
subject to certain limitations, the execution and delivery of (i) definitive documentation in respect of the Debt Financing, substantially consistent with the Debt Commitment Letter and (ii) documents and instruments necessary to establish a perfected security interest in the collateral for the Debt Financing, as set forth in the Debt Commitment Letter;

•
payment of all applicable fees and expenses in connection with the Debt Financing;

•
the completion of the equity subscription by affiliates of Sixth Street and certain other investors; and

•
receipt by the Debt Financing Source of documentation and other information required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act and the Beneficial Ownership Regulation).

Prior to the Third Closing, the Company will provide, and will cause each of its subsidiaries to provide, and will use reasonable best efforts to cause its and their respective representatives to provide, such cooperation in connection with the arrangement or consummation of the Preferred Equity Financing, as further described in the section entitled “Terms of the Merger Agreement — Other Covenants — Financing” beginning on page 141.
Parent intends to repay the indebtedness to be incurred under the Term Loan Facility with distributions from the Company at or after the Third Closing Date and/or to refinance such indebtedness at or prior to the maturity thereof.
Preferred Equity Financing
In connection with the execution and delivery of the Merger Agreement, Parent entered into the Preferred Equity Commitment Letter with the Preferred Equity Investor, pursuant to which the Preferred Equity Investor has committed, on the terms and subject to the conditions set forth in the Preferred Equity Commitment Letter, to provide at the Third Closing to Parent, in exchange for preferred equity interests in Parent, an aggregate amount in cash equal to $175 million. The commitment under the Preferred Equity Commitment Letter expires on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Preferred Equity Commitment Letter), including for regulatory approvals and in the event of litigation.
The Preferred Equity Financing is conditioned on the consummation of the Mergers in accordance with the Merger Agreement, as well as other customary conditions set forth in the Preferred Equity Commitment Letter, including, but not limited to:
•
the execution and delivery by Parent of definitive documentation, consistent with the Preferred Equity Commitment Letter, on or prior to the fifth business day after the Outside Date (as such date may be extended pursuant to the terms of the Merger Agreement);

•
the consummation of the Debt Financing and the initial borrowings thereunder;

•
the completion of the equity subscription by affiliates of Sixth Street and certain other investors;

•
delivery of certain audited and unaudited financial statements of the Company and pro forma unaudited balance sheet of Parent;

•
receipt by the Preferred Equity Investor of certain customary legal opinions, officers’ certificates, secretary’s certificates, good standing (or equivalent) certificates, constitutional documents and reasonable evidence of authority with respect to Parent and a solvency certificate from Parent;

•
receipt by the Preferred Equity Investor of documentation and other information requested by it that is required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act and Beneficial Ownership Regulation);

•
the accuracy in certain representations and warranties of the Company in the Merger Agreement and certain specified representations and warranties of Parent in the Merger Agreement being true and correct in all material respects;

•
the absence of a Company Material Adverse Effect having occurred and been continuing since the date of the Merger Agreement until the First Effective Time; and

•
payment of all applicable fees and expenses in connection with the Preferred Equity Financing.

Prior to the Third Closing, the Company will provide, and will cause each of its subsidiaries to provide, and will use reasonable best efforts to cause its and their respective representatives to provide, such cooperation in connection with the arrangement or consummation of the Preferred Equity Financing, as further described in the section entitled “Terms of the Merger Agreement — Other Covenants — Financing” beginning on page 141.
Limited Guarantee
Pursuant to the Limited Guarantee, which was entered into by certain affiliates of Sixth Street in favor of Enstar, such affiliates agreed to guarantee the due and punctual payment by Parent to Enstar of certain liabilities and obligations of Parent and Parent Merger Sub arising under the Merger Agreement, including the payment of (i) the Parent Termination Fee or the Debt Event of Default Termination Fee, (ii) any enforcement expenses pursuant to the Merger Agreement, subject to the enforcement costs cap, and (iii) any reimbursement and indemnification obligations of Parent and Parent Merger Sub required to be paid pursuant to and in accordance with the Merger Agreement, provided, that in no event shall any such affiliate’s aggregate liability for its guaranteed obligation exceed its respective liability cap set forth in the Limited Guarantee. The Limited Guarantee may not be enforced against any such affiliate without giving effect to the applicable cap.
Subject to specified exceptions, the Limited Guarantee will terminate upon the earliest of:
•
the consummation of the closing in accordance with the Merger Agreement;

•
the valid termination of the Merger Agreement under circumstances where no payment is due in respect of any guaranteed obligations;

•
the 60th day after the valid termination of the Merger Agreement in circumstances where Parent has liability for the guaranteed obligations (unless the Company shall have commenced litigation against the Guarantors pursuant to the Limited Guarantee prior to such termination, in which case the Limited Guarantee, with respect to the Guarantors, shall terminate upon the final resolution and satisfaction by the Guarantors of any obligations agreed to be owed by the Guarantors); and

•
the date on which the guaranteed obligations in each case in an amount up to the applicable cap has been paid in full to the Company.

Intent of Enstar Directors and Executive Officers to Vote in Favor of the Merger
Enstar’s directors and executive officers have informed us that, as of the date of this Proxy Statement, they intend to vote all of the Enstar Shares owned directly by them in favor of the Merger Proposal and each of the other Special Meeting Proposals. As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares. We expect that the directors and executive officers of Enstar will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting.
Intent of Certain Enstar Shareholders to Vote in Favor of the Merger
On July 29, 2024, the Reinvesting Shareholders, who beneficially owned, in the aggregate, approximately [•]% of the voting power of the issued and outstanding Enstar Ordinary Shares as of the Record Date, entered into the Rollover and Support Agreements, pursuant to which the Reinvesting Shareholders agreed to vote certain of their Enstar Shares in favor of the Merger Proposal, subject to the terms and conditions contained in the applicable Rollover and Support Agreement.

For more information, see the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement and the full text of the Rollover and Support Agreements, attached as Annexes E to L, which are incorporated by reference in this Proxy Statement in their entirety.
Closing and Effective Time
Subject to the terms and conditions of the Merger Agreement, the First Closing will take place (i) on the tenth business day following the day on which the last to be satisfied or waived of the conditions set forth in the Merger Agreement with respect to the First Closing (other than those conditions that by their terms are to be satisfied at the First Closing) will be satisfied or waived in accordance with the Merger Agreement or (ii) at such other place, method, date or time as the Company and Parent may agree in writing.
The closing of the Second Merger (the “Second Closing”) will take place (i) immediately following the First Closing, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement with respect to the Second Closing (other than those conditions that by their terms are to be satisfied at the Second Closing) or (ii) at such other place, method, date or time as the Company and Parent may agree in writing.
The closing of the Third Merger (the “Third Closing”) will take place (i) immediately following the Second Closing, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement with respect to the Third Closing (other than those conditions that by their terms are to be satisfied at the Third Closing) or (ii) at such other place, method, date or time as the Company and Parent may agree in writing.
Notwithstanding any of the foregoing, none of such closings will occur prior to the earlier of (i) the sixtieth (60th) calendar day after a Notified Debt Event of Default and (ii) the date on which such Notified Debt Event of Default is no longer continuing. Information on the conditions to closing is described below under the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement.
Accounting Treatment
The Mergers will be accounted for as a business combination for financial accounting purposes.
Material U.S. Federal Income Tax Consequences of the Mergers
The following discussion is a summary of certain material U.S. federal income tax consequences of the Mergers that may be relevant to U.S. Holders (as defined in this section below) whose Enstar Ordinary Shares are converted into the right to receive cash pursuant to the Mergers. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this Proxy Statement and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion.
This discussion is limited to Enstar shareholders who hold their Enstar Ordinary Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). In addition, this summary does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation) or the alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular U.S. Holder in connection with the Mergers.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to U.S. Holders in light of their particular circumstances nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:
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banks or other financial institutions;

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mutual funds;

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insurance companies;

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tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations;

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retirement plans or other tax-deferred accounts;

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S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

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controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;

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dealers or brokers in securities, currencies or commodities;

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traders in securities that elect to use the mark-to-market method of accounting for their securities;

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regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;

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U.S. expatriates or certain former citizens or long-term residents of the United States;

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U.S. Holders that own or have owned (directly, indirectly or constructively) five percent or more of Enstar Ordinary Shares (by vote or value);

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U.S. Holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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U.S. Holders subject to special tax accounting rules as a result of any item of gross income with respect to the Enstar Ordinary Shares being taken into account in an “applicable financial statement” (as defined in the Code);

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U.S. Holders that received their Enstar Ordinary Shares in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;

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U.S. Holders that hold their Enstar Ordinary Shares through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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U.S. Holders who own an equity interest, actually or constructively, in Parent or the Third Surviving Company following the Mergers;

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U.S. Holders that do not vote in favor of the Mergers and that properly demand appraisal of their Enstar Ordinary Shares under Bermuda law; or

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U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Enstar Ordinary Shares, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding Enstar Ordinary Shares and partners therein are urged to consult their tax advisors regarding the consequences of the Mergers.
No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Mergers described herein. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGERS. U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGERS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Enstar Ordinary Shares that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity or arrangement taxable as a corporation, created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person as defined in Section 7701(a)(30) of the Code.

General
Enstar and Parent intend for the payment of the First Merger Cash Consideration to a U.S. Holder to be treated for U.S. federal income tax purposes as a distribution in partial redemption of such U.S. Holder’s Enstar Shares subject to the provisions of Section 302(b) of the Code and for the payment of the Third Merger Cash Consideration to a U.S. Holder to be treated as consideration in exchange for the taxable sale of such U.S. Holder’s remaining Enstar Shares, that together result in a complete termination of a U.S. Holder’s interests in Enstar in a fully taxable transaction. In such case, the receipt of cash by a U.S. Holder generally will result in the recognition of gain or loss for U.S. federal income tax purposes in an amount measured by the difference, if any, between the amount of such cash that such U.S. Holder receives pursuant to the Mergers and such U.S. Holder’s adjusted tax basis in the Enstar Shares surrendered.
A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the Enstar Shares. Subject to the discussion below regarding the application of Section 1248 and the PFIC rules, gain or loss in respect of the Total Cash Consideration generally will be capital gain or loss and will generally be a long-term capital gain or loss if a U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Mergers. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Enstar Ordinary Shares at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Enstar Ordinary Shares.
Holders of Enstar Preferred Shares should not be treated as disposing of or exchanging their Enstar Preferred Shares in the Mergers. Instead, the Enstar Preferred Shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the Enstar Preferred Shares should not recognize gain or loss with respect to such Enstar Preferred Shares in the Mergers.
Application of Section 1248 of the Code
A U.S. Holder who recognizes taxable gain from the exchange of Enstar Ordinary Shares for the Total Cash Consideration may be subject to additional rules under Section 1248 of the Code. Under Section 953(c)(7) of the Code, the rules of Section 1248 of the Code apply to the sale or exchange of shares of a non-U.S. corporation by a U.S. person if the non-U.S. corporation would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation and the non-U.S. corporation is (or would be but for certain exceptions) treated as a “controlled foreign corporation” for the purposes of the rules governing “related person insurance income” (“RPII,” and such non-U.S. corporation, an “RPII CFC”). If Section 1248 of the Code applies under such circumstances, gain on the disposition of shares in the non-U.S. corporation may be recharacterized as a dividend to the extent of the U.S. person’s share of the corporation’s undistributed earnings and profits that were accumulated during the period that the U.S. person owned the shares (possibly whether or not those earnings and profits are attributable to RPII).
Enstar does not directly engage in an insurance or reinsurance business, but it has non-U.S. subsidiaries that do so. Existing proposed Treasury Regulations do not address whether Section 953(c)(7) of the Code may apply to the sale of stock of a non-U.S. corporation which has a non-U.S. subsidiary that is an RPII CFC and that would be taxed under the provisions of the Code applicable to U.S. insurance companies if it were a U.S. corporation. In the absence of legal authority, there is a strong argument that this specific rule should not apply to the exchange of Enstar Ordinary Shares for the Total Cash Consideration pursuant to the Mergers, because Enstar is not directly engaged in the insurance business. However, there can be no assurance that the IRS will not successfully assert that Section 953(c)(7) of the Code applies in such circumstances and thus may apply to a U.S. Holder who recognizes taxable gain from the Mergers.
PFIC Rules
In general, a foreign corporation will be a passive foreign investment company (“PFIC”) if 75% or more of its income constitutes “passive income,” or 50% or more of its assets produce, or are held for the production of, passive income. For the above purposes, “passive income” generally includes interest, dividends, annuities and other investment income. Moreover, for purposes of determining if the foreign corporation is a PFIC, if the foreign corporation owns, directly or indirectly, at least 25%, by value, of the shares of another corporation, it will be treated as if it holds directly its proportionate share of the assets and receives directly its proportionate share of the income of such other corporation. The PFIC statutory provisions, however, contain an express exception for income “derived in the active conduct of an insurance business by a qualifying insurance corporation.” This exception is intended to ensure that income derived by a bona fide insurance company is not treated as passive income, except to the extent such income is attributable to financial reserves in excess of the reasonable needs of the insurance business.
Enstar believes that, taking into account the income and assets of our subsidiaries, Enstar has qualified for this exception and accordingly Enstar was not a PFIC in prior years, and does not expect to be treated as a PFIC for the current taxable year. However, there is significant uncertainty in the application of the PFIC rules, and no assurances can be given that Enstar has not been, or will not be, a PFIC. If Enstar were a PFIC for the taxable year of the Mergers or any prior taxable year in which the U.S. Holder held Enstar Ordinary Shares, unless the U.S. Holder had certain timely and effective elections in place with respect to their Enstar Ordinary Shares, any gain recognized by a U.S. Holder on the exchange of its Enstar Ordinary Shares for the Total Cash Consideration pursuant to the Mergers generally would be allocated ratably over such U.S. Holder’s holding period for the Enstar Ordinary Shares. The amount allocated to the taxable year of the Mergers and to any taxable year before Enstar became a PFIC would be treated as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate in effect for that year and the interest charge generally applicable to underpayments of tax would be imposed on the resulting tax attributable to such year.
If Enstar is a PFIC for the taxable year of the Mergers or has been a PFIC during any prior year in which a U.S. Holder held Enstar Ordinary Shares, a U.S. Holder generally would also be required to file IRS Form 8621 with respect to the Enstar Ordinary Shares. The PFIC rules are complex, and each U.S. holder is urged to consult their own tax advisors regarding the classification of Enstar as a PFIC, and the effect of the PFIC rules on such U.S. Holder.
Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24 percent) may also apply to the proceeds received by a holder pursuant to the Mergers. Backup withholding generally will not apply to a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability; provided that the holder timely furnishes the required information to the IRS.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. IT IS FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR ENSTAR ORDINARY SHARES PURSUANT TO THE MERGERS UNDER ANY U.S. FEDERAL, STATE, LOCAL, OR NON-U.S. OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Regulatory Approvals Required for the Mergers
Pursuant to the terms of the Merger Agreement, Enstar and Parent have agreed to use their respective reasonable best efforts to, among other things, (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) obtain as promptly as reasonably practicable all consents required to be obtained from any governmental entity that are necessary, proper or advisable to consummate the Transactions, including the specified consents, and (iii) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable law that may be asserted by, or proceeding by a governmental entity that may be entered with respect to the Merger Agreement or the Transactions, as promptly as practicable, including to, and cause their respective affiliates to, use reasonable efforts to contest and resist any proceeding that has been instituted challenging the Transactions as violative of any antitrust law and to have vacated, lifted, reversed or overturned any judgment, temporary restraining order, preliminary or permanent injunction or other order that is in effect and that prohibits, prevents or restricts consummation of the Transactions. Such approvals are (i) approval under, or notifications pursuant to, the HSR Act and any other applicable antitrust laws (whether domestic or foreign), (ii) approval of the BMA, (iii) additional clearances or approvals from insurance regulatory bodies in Australia, Belgium, Hong Kong, Ireland, Liechtenstein, Luxembourg, the United Kingdom (the UK Prudential Regulation Authority, the UK Financial Conduct Authority and Lloyd’s of London) and the United States (California, Delaware, Illinois, Indiana, Missouri, New Jersey, New York, Oklahoma, Pennsylvania and Texas), and (iv) foreign direct investment approvals from applicable regulators in Australia and Belgium, in each case, without the imposition of a Burdensome Condition.
Under the HSR Act and the rules promulgated thereunder, the Mergers cannot be completed until the Buyer Parties and Enstar file a notification and report form with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a thirty calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. If the FTC or DOJ issues a request for additional information and documents (the “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second thirty calendar day waiting period, which would begin to run only after the parties have substantially complied with the Second Request, unless the waiting period is terminated earlier, the parties agree to extend any applicable waiting period, or the parties otherwise agree to delay the closing. Enstar and the Buyer Parties made the necessary filings with the FTC and the Antitrust Division of the DOJ on August 19, 2024, and the waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on September 18, 2024.
At any time before or after the consummation of the Mergers, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Mergers, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Mergers, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Mergers or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Mergers will not be made or that, if a challenge is made, we will prevail.
The insurance laws and regulations of certain jurisdictions require that before the acquisition of an insurance company or other regulated entity, either through the acquisition of or merger with the insurance company or other regulated entity or a holding company of, or other controlling party with respect to, that insurance company or other regulated entity, the acquiring party must notify or obtain approval from the insurance regulator of the entity’s jurisdiction of domicile. In addition, under the laws of certain U.S. states, an acquirer must obtain the approval of the state’s insurance regulator to acquire control of an insurance company that is commercially domiciled in that state.
Applications for approval or notifications, as applicable, to insurance regulatory authorities in connection with the Mergers have been filed with insurance regulatory authorities in Bermuda, Australia,

Belgium, Hong Kong, Ireland, Liechtenstein, Luxembourg, the United Kingdom (including the UK Prudential Regulation Authority, the UK Financial Conduct Authority and Lloyd’s of London) and the United States (including California, Delaware, Illinois, Indiana, Missouri, New Jersey, New York, Oklahoma, Pennsylvania and Texas). All such filings were made in the last week of August. As of the date of this Proxy Statement, approvals or clearances for the Mergers have not yet been received from any of these regulatory authorities.
Filings for the foreign direct investment approvals from applicable regulators in Australia and Belgium were also made in the last week of August. Foreign direct investment approval for the Mergers from the Belgium regulator was obtained on October 2, 2024. As of the date of this Proxy Statement, foreign direct investment approval for the Mergers has not yet been received from the regulator in Australia.
Although Enstar and Parent do not expect these regulatory authorities to raise any significant concerns in connection with their review of the Mergers, there is no assurance that Enstar and Parent will obtain all required regulatory approvals on a timely basis, if at all, or that these approvals will not include a restriction, limitation or condition that would trigger a Burdensome Condition, which, in such case, would excuse Parent from closing the transactions contemplated by the Merger Agreement and consummating the Transactions.
Other than the approvals and notifications described above, neither Enstar nor Parent is aware of any material regulatory approvals required to be obtained, or waiting periods required to expire, after the making of a filing. If the parties discover that other approvals or filings and waiting periods are necessary, they will seek to obtain or comply with them, although, as is the case with the regulatory approvals described above, there can be no assurance that they will be obtained on a timely basis, if at all.
Fees and Expenses
Except (i) for the fees and expenses of the Paying Agent and (ii) as described in the section entitled “Terms of the Merger Agreement — Company Termination Fee,” beginning on page 144 of this Proxy Statement, all fees and expenses incurred in connection with the Mergers will be paid by the party incurring those fees and expenses whether or not the Mergers is consummated. Parent or the Third Surviving Company will be responsible for all fees and expenses of the Paying Agent. Total fees and expenses incurred or to be incurred by Enstar are estimated at this time to be as follows:
Description	Amount ($)
Financial advisory fees and expenses	[•]
Legal fees and expenses	[•]
Proxy solicitation fees and expenses	[•]
SEC filing fees	[•]
EDGAR filing expenses	[•]
Printing expenses	[•]
Mailing expenses	[•]
Total	[•]
It is also expected that Parent and/or Parent Merger Sub will incur approximately $[•] of financing costs, legal fees, filing fees, exchange agent fees, and other advisory fees.
Legal Proceedings Regarding the Mergers
As of the date of this Proxy Statement, there are no pending lawsuits challenging the Mergers and the Company has received several demand letters from purported Enstar shareholders alleging deficiencies and/or omissions in the preliminary Proxy Statement the Company filed on September 4, 2024. The demand letters seek additional disclosures to remedy these purported deficiencies. The Company believes that the allegations in these demand letters are without merit.
However, potential plaintiffs may file lawsuits challenging the Mergers. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Mergers and result in substantial costs to Enstar, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Mergers is that there will not be any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any governmental entity having jurisdiction over any party that remains in effect. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Mergers on the agreed-upon terms, then such injunction may prevent the Mergers from being consummated, or from being consummated within the expected time frame.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
This Proxy Statement is being furnished to Enstar shareholders as a part of the solicitation of proxies by the Board for use at the Special Meeting to be held on [•], [•], 2024, at [•] [a.m.] / [p.m.], Atlantic Time ([•] [a.m.] / [p.m.], Eastern Time) or at any adjournment or postponement thereof. Enstar will hold the Special Meeting in a virtual format only at www.virtualshareholdermeeting.com/ESGR2024SM.
Purpose of the Special Meeting
At the Special Meeting, Enstar shareholders will be asked to consider and vote to approve:
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the First Bye-Law Amendment Proposal;

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the Second Bye-Law Amendment Proposal;

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the Merger Proposal;

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the Merger-Related Compensation Proposal; and

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the Adjournment Proposal.

Record Date; Shares Entitled to Vote
Only Enstar shareholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at the Company’s headquarters, located at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda, during regular business hours for a period of at least ten days before the Special Meeting and at the location of the Special Meeting during the Special Meeting. To access the list during the Special Meeting, please use the virtual meeting website link set forth above.
The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present with respect to each Special Meeting Proposal.
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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half (if the First Bye-Law Amendment Proposal is approved) or one third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Merger Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Adjournment Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

With respect to shares held in street name, your broker, bank, trust or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters but cannot vote such uninstructed shares on “non-routine” matters. Because the Special Meeting Proposals presented to Enstar shareholders are considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. Your depositary cannot vote on any of the Special Meeting Proposals, including the Merger Proposal, without your instructions.
Quorum
As of the Record Date, there were approximately [•] Enstar Ordinary Shares and approximately [•] Enstar Preferred Shares issued and outstanding and entitled to be voted at the Special Meeting.
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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half (if the First Bye-Law Amendment Proposal is approved) or one third (if the First Bye-Law Amendment is not approved) of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Merger Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding voting shares of Enstar shall form a quorum for the transaction of business with respect to the Adjournment Proposal.

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Two or more persons present in person throughout the meeting and representing in person or by proxy in excess of one half of the total issued and outstanding Enstar Ordinary Shares shall form a quorum for the transaction of business with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal.

As a result, an aggregate number of [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is approved) and the Adjournment Proposal. [•] Enstar Ordinary Shares and Enstar Preferred Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the Merger Proposal (if the First Bye-Law Amendment Proposal is not approved. [•] Enstar Ordinary Shares must be represented by proxy or by Enstar shareholders present and entitled to vote at the Special Meeting to have a quorum with respect to the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal. Enstar Ordinary Shares and Enstar Preferred Shares are counted as present if:
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the holders of such shares are present in person at the virtual Special Meeting; or

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a proxy card has been properly submitted by mail, by telephone or over the Internet with respect to such shares.

If you submit your proxy card, regardless of whether you abstain from voting on one or more of the Special Meeting Proposals, your Enstar Ordinary Shares or Enstar Preferred Shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your Enstar Shares are held in “street name,” your Enstar Shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your Enstar Shares. If you hold your Enstar Shares in “street name” and do not give any instruction to your broker, bank, trust or other nominee as to how your Enstar Shares should be voted at the Special Meeting, those shares will not be voted on any Special Meeting Proposal and will not be counted for purposes of determining a quorum. Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
Required Vote; Abstentions and Broker Non-Votes
Holders of Enstar Ordinary Shares are entitled to vote on all of the Special Meeting Proposals and holders of Enstar Preferred Shares are entitled to vote on the Merger Proposal and the Adjournment Proposal.

The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal and the Merger-Related Compensation Proposal (on a non-binding, advisory, basis).
The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal.
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and the Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal.
This means that the Merger Proposal will be approved if the number of Enstar Shares voted “FOR” such proposal is greater than fifty percent (50%) (if the First Bye-Law Amendment is approved) or seventy-five percent (75%) (if the First Bye-Law Amendment is not approved) of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares at the Special Meeting, voting together as a single class. Abstentions will not have any effect on the First Bye-Law Amendment Proposal, the Second Bye-Law Amendment Proposal, the Merger Proposal, the Merger-Related Compensation Proposal and the Adjournment Proposal and will be counted as present for the purposes of establishing a quorum. Because each of the Special Meeting Proposals presented to Enstar shareholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.
Share Ownership of Directors and Executive Officers of Enstar
As of the Record Date, the directors and executive officers of Enstar beneficially owned, and were entitled to vote, in the aggregate, [•] Enstar Ordinary Shares, representing approximately [•]% of the issued and outstanding Enstar Ordinary Shares. We expect that the directors and executive officers of Enstar will beneficially own and be entitled to vote a similar figure at the close of business on the date of the Special Meeting. The directors and executive officers of Enstar have informed Enstar that they currently intend to vote all of their Enstar Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.
Shares Held by the Reinvesting Shareholders
As of the Record Date, Dominic F. Silvester beneficially owned approximately [•] Reinvesting Shares, or [•]% of the issued and outstanding Enstar Shares, and JCF collectively beneficially owned approximately [•] Reinvesting Shares, or [•]% of the issued and outstanding Enstar Shares. Dominic F. Silvester and JCF are required to vote all of their Reinvesting Shares “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.
Voting of Proxies
If your Enstar Shares are registered in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, you may cause your Enstar Shares to be voted by submitting electronically over the Internet or by telephone a proxy authorizing the voting of your Enstar Shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. We encourage all Enstar shareholders to vote electronically. Alternatively, if you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed proxy card in the postage-paid envelope provided. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your Enstar Shares according to your directions.
If you plan to attend and desire to vote at the Special Meeting in a virtual format, you will be provided with a virtual ballot at the Special Meeting. Even if you plan to attend the Special Meeting, we encourage you to submit your proxy to vote your Enstar Shares in advance of the Special Meeting.
Voting instructions are included on your enclosed proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the Enstar shareholders. Properly executed proxies that do not contain voting instructions will be voted “FOR” the First Bye-Law Amendment Proposal, “FOR” the Second Bye-Law Amendment Proposal, “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. No proxy that is specifically marked against approval of the Merger Agreement will be voted in favor of the Merger-Related Compensation Proposal, unless it is specifically marked “FOR” the approval of such proposal.
If your Enstar Shares are held in street name and you do not instruct your broker, bank, trust or other nominee how to vote your Enstar Shares, then, because each of the Special Meeting Proposals is a “non-routine matter,” your broker, bank, trust or other nominee would not have discretionary authority to vote your Enstar Shares on the Special Meeting Proposals. If your Enstar Shares are held in street name, your broker, bank, trust or other nominee has enclosed a voting instruction form with this Proxy Statement. We encourage you to authorize your broker, bank, trust, depositary or other nominee to vote your Enstar Shares “FOR” each of the Special Meeting Proposals by following the instructions provided on the voting instruction form. If you hold your Enstar Shares in street name and give voting instructions to your broker, bank, trust or other nominee with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal. If you hold depositary shares representing interests in Enstar Preferred Shares and give voting instructions to your depositary with respect to one of the Special Meeting Proposals, but give no instruction as to the other Special Meeting Proposals, then those Enstar Preferred Shares represented by such depositary shares will be voted as instructed with respect to the Special Meeting Proposal as to which instructions were given and will not be voted with respect to any other Special Meeting Proposal.
How You May Revoke or Change Your Vote
You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting in a virtual format, by voting by virtual ballot at the Special Meeting. If you hold your Enstar Shares as a record holder, you may change or revoke your proxy in any one of the following ways:
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by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;

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by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;

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by delivering a signed revocation letter to Audrey Taranto, the Company’s General Counsel and Corporate Secretary, at the Company’s address on the first page of this Proxy Statement before the Special Meeting, which states that you have revoked your proxy; or

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by attending the Special Meeting in a virtual format and voting by virtual ballot. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote by ballot at the Special Meeting for your previous proxy to be revoked. To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Company’s Corporate Secretary prior to the Special Meeting.

If your Enstar Shares are held in street name by a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote at the Special Meeting if you register in advance to attend the Special Meeting following the procedures described below in the section entitled “The Special Meeting — Attending the Special Meeting” beginning on page 114 of this Proxy Statement.
Holders of depositary shares of Enstar Preferred Shares must act through the depositary to exercise any voting rights in respect of the Enstar Preferred Shares (or fractions thereof) represented thereby and the depositary will vote Enstar Preferred Shares held by it in accordance with the terms of its depositary agreement.
Any adjournment, recess or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Enstar shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting that was adjourned, recessed or postponed.
Adjournments
Enstar shareholders are also being asked to approve the Adjournment Proposal, which will enable the adjournment of the Special Meeting if necessary or appropriate, including if there are insufficient votes for the approval of the Merger Proposal or if a quorum is not present with respect to any of the Special Meeting Proposals.
If a quorum is not present with respect to any of the Special Meeting Proposals, the holders of a majority of the total number of votes Enstar Shares present at the Special Meeting, or represented by proxy and entitled to vote thereat may adjourn the Special Meeting from time to time until a quorum will be present.
If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each shareholder of record as of the new record date and who is otherwise entitled to notice of, and to vote at, such meeting.
If the Special Meeting is adjourned, shareholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted that might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.
Technical Difficulties or Trouble Accessing the Virtual Meeting Website
If Enstar experiences technical difficulties during the Special Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Enstar will promptly notify shareholders of the decision via the virtual meeting website.
Technical support will be ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. Contact information for technical support will appear on the virtual meeting login page prior to the start of the Special Meeting.
Tabulation of Votes
All votes will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will separately tabulate affirmative and negative votes and abstentions.
Solicitation of Proxies
The cost of this proxy solicitation will be borne by Enstar. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Enstar Shares.
Enstar has retained Innisfree as its proxy solicitor. Innisfree will solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. Under our agreement with Innisfree, Innisfree will receive an estimated fee of $50,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services plus fees for calls (if any) to or from retail Enstar shareholders. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of, or in connection with, the engagement.
Anticipated Date of Consummation of the Mergers
Assuming timely satisfaction of necessary closing conditions, including, among other things, the Company Shareholder Approval and receipt of required regulatory approvals, we currently anticipate that the Mergers will be consummated by mid-2025.
Appraisal Rights
Under Bermuda law, Enstar shareholders of record have rights of appraisal, pursuant to which those Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their shares may within one month of the giving of the notice of the special general meeting (delivered with this Proxy Statement) apply to the Supreme Court of Bermuda for an appraisal of the fair value of their shares, pursuant to Section 106 of the Companies Act. See the sections of this Proxy Statement titled “Appraisal Rights” for a more detailed description of the appraisal rights available to Enstar shareholders and for the full text of Section 106 of the Companies Act, see Annex M to this Proxy Statement.
Attending the Special Meeting
Shareholders may log into the Special Meeting using the 16-digit control number on their proxy cards. Once admitted to the Special Meeting, shareholders may vote their shares and view a list of shareholders by following the instructions available on the meeting website.
The virtual meeting site is supported on Internet browsers and devices (e.g., desktops, laptops, tablets and smart phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other Internet connection, allow plenty of time to log in and ensure that he or she can hear streaming audio prior to the start of the Special Meeting.
Voting at the Special Meeting Remotely as a Shareholder of Record or as a Beneficial Owner Who Holds Shares Through a Broker, Bank, Trust or Other Nominee
To vote during the Special Meeting, you must do so by logging into www.virtualshareholdermeeting.com/ESGR2024SM using the 16-digit control number included in your proxy materials. After accessing the Special Meeting as described above, shareholders may vote by clicking on the “Vote Here!” button, selecting your voting choices from those shown on the screen and then clicking “Submit.” Confirmation that your vote has been received should appear once submitted. For as long as the polls remain open during the Special Meeting, you will be able to change your vote by selecting another voting choice. We encourage you to vote your proxy via the Internet, telephone or proxy card prior to the Special Meeting, even if you plan to attend the Special Meeting.
Enstar shareholders are reminded that they can vote their shares prior to the Special Meeting over the Internet using the website indicated on the proxy card, by telephone using the toll-free number on the proxy card or by signing, dating and returning the proxy card in the postage-paid envelope previously provided. We encourage all Enstar shareholders to vote electronically. If you have submitted your vote by proxy in advance of the Special Meeting, you do not need to vote by ballot, unless you wish to change your vote.
Assistance
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree, our proxy solicitor, by calling (877) 750-5836 (TOLL-FREE from the United States and Canada) or +1 (412) 232-3651 (from other locations). Brokers, banks and other nominees may call collect at (212) 750-5833.

PROPOSAL 1: THE FIRST BYE-LAW AMENDMENT
The First Bye-Law Amendment Proposal
Enstar’s bye-laws do not currently specify the required approval threshold or quorum for a resolution at a general meeting to approve the merger or amalgamation of the Company with any other company. Section 106 of the Companies Act provides that, unless a company’s bye-laws provide otherwise, the resolution of the shareholders or class approving the merger or amalgamation of such company with any other company must be approved by a majority vote of three-fourths of those voting at such meeting and the quorum necessary for such meeting shall be two persons at least holding or representing by proxy more than one-third of the issued shares of the company or the class, as the case may be. The First Bye-Law Amendment provides that a resolution at a general meeting to approve the merger or amalgamation of Enstar with any other company will require the affirmative vote of a majority of votes cast by shareholders present and voting at such general meeting and that the quorum requirement for such vote will be the same requirement as set forth in Enstar’s bye-laws for shareholder resolutions generally.
This amendment is intended to align the required approval threshold with respect to mergers and amalgamations with the approval thresholds required under Enstar’s bye-laws for other matters in respect of which Enstar shareholders are required to vote.
Accordingly, holders of Enstar Ordinary Shares are being asked to approve at the Special Meeting the following amendment to the Company’s bye-laws, effective immediately upon approval, requiring, for any resolution proposed at a general meeting to approve the merger or amalgamation of the Company with any other company, the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting:
First Bye-Law Amendment
The Company Bye-Laws will be amended by the addition of the following new bye-law as bye-law 78 under the caption “MEMBER VOTE TO APPROVE A MERGER OR AMALGAMATION”
“78. Merger or Amalgamation
A resolution proposed for consideration at a general meeting to approve the merger or amalgamation of the Company with any other company will require the affirmative vote of a majority of the votes cast by Members that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting will be as set forth in Bye-law 27.”
Vote Required
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the First Bye-Law Amendment Proposal. Abstentions will not have any effect on the proposal to approve the First Bye-Law Amendment Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FIRST BYE-LAW AMENDMENT PROPOSAL.

PROPOSAL 2: THE SECOND BYE-LAW AMENDMENT
The Second Bye-Law Amendment Proposal
Enstar’s existing bye-laws do not contain an exclusive forum provision. The Second Bye-Law Amendment provides that the Supreme Court of Bermuda shall be the exclusive forum for certain actions and claims. This amendment is intended to assist Enstar in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues and promote efficiency and cost-savings in the resolutions of such claims.
In addition, this amendment is intended to promote judicial fairness and avoid conflicting results, as well as make Enstar’s defense of applicable claims less disruptive and more economically feasible, principally by avoiding duplicative discovery. At the same time, we believe that Enstar should retain the ability to consent to an alternative forum on a case-by-case basis where Enstar determines that its interests and those of its shareholders are best served by permitting such a dispute to proceed in a forum other than in Bermuda.
Accordingly, holders of Enstar Ordinary Shares are being asked to approve at the Special Meeting the following amendment to the Company’s bye-laws, effective immediately upon approval, granting exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Companies Act or out of or in connection with the Company’s bye-laws:
Second Bye-Law Amendment
The Company Bye-Laws will be amended by the addition of the following new bye-law as bye-law 79 under the caption “EXCLUSIVE JURISDICTION”
“79. Exclusive Jurisdiction
Unless the Company consents in writing otherwise, in the event that any dispute arises concerning the Act or out of or in connection with these bye-laws, including (i) any question regarding the existence and scope of any bye-law, (ii) any derivative action or proceeding brought on behalf of the Company, (iii) any action asserting a breach of the Act, these bye-laws, common law or law of equity by an Officer or Director (whether or not such a claim is brought in the name of a shareholder or in the name of the company, and including with respect to a claim of breach of fiduciary duty owed by an Officer or Director or any other person to the Company or the Company shareholders), or (iv) any action asserting a claim governed by the internal affairs doctrine, such dispute will be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.”
To the fullest extent permitted by law, if the Second Bye-Law Amendment is approved by Enstar shareholders, bye-law 79 will apply to derivative actions or proceedings brought on behalf of Enstar, including actions or proceedings arising under the Securities Act or the Exchange Act. It is uncertain whether a court would enforce such provision in connection with any such derivative action or proceeding arising under the Securities Act or the Exchange Act, and it is possible that a court could find such forum selection bye-law to be inapplicable or unenforceable in such a case. If the Second Bye-Law Amendment is approved by Enstar shareholders, bye-law 79 will not apply to a direct claim brought to enforce a duty or liability created by the Securities Act or the Exchange Act. Enstar shareholders cannot, and Enstar does not, waive compliance with the federal securities laws and the rules and regulations thereunder.
Vote Required
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the Second Bye-Law Amendment Proposal. Abstentions will not have any effect on the proposal to approve the Second Bye-Law Amendment Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SECOND BYE-LAW AMENDMENT PROPOSAL.

PROPOSAL 3: APPROVAL OF THE MERGER AGREEMENT
The Merger Proposal
Enstar is asking you to approve the Merger Agreement, the First Statutory Merger Agreement, the Second Statutory Merger Agreement and the Third Statutory Merger Agreement, substantially in the forms scheduled to the Merger Agreement, and the Transactions, including each of the First Merger, the Second Merger and the Third Merger. For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement throughout this Proxy Statement, including the information set forth in the section titled “Special Factors” beginning on page 41 of this Proxy Statement and the section titled “Terms of the Merger Agreement” beginning on page 118 of this Proxy Statement. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement. A copy of the form of the First Statutory Merger Agreement is attached as Annex B to this Proxy Statement. A copy of the form of the Second Statutory Merger Agreement is attached as Annex C to this Proxy Statement. A copy of the form of the Third Statutory Merger Agreement is attached as Annex D to this Proxy Statement. You are urged to read the Merger Agreement and the Statutory Merger Agreements carefully and in their entirety.
Vote Required
The affirmative vote of (i) if the First Bye-Law Amendment is approved, a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy), or (ii) if the First Bye-Law Amendment is not approved, a three-fourths majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Merger Proposal. Abstentions will not have any effect on the proposal to approve the Merger Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

TERMS OF THE MERGER AGREEMENT
The discussion of the terms of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. The following description of the Merger Agreement is a summary only. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.
Explanatory Note Regarding the Merger Agreement
The following description of the Merger Agreement is a summary of the material terms and conditions of that document and is qualified by reference to the full text of the Merger Agreement, which is included as Annex A hereto. The Merger Agreement has been included to provide Enstar shareholders with information regarding its terms. It is not intended to provide any other factual information about Enstar, New Company Holdco, Company Merger Sub, Parent, Parent Merger Sub, Sixth Street or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Enstar shareholders. Enstar shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Enstar and its business. Please see the section entitled “Where You Can Find More Information” beginning on page 173 of this Proxy Statement.
Effect of the Mergers
The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Companies Act, Enstar, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub will effect a series of Mergers. Enstar will merge with and into Company Merger Sub, with Enstar surviving the merger as a direct wholly-owned subsidiary of New Company Holdco. As soon as practicable following the First Effective Time, New Company Holdco will merge with and into the Company, as the First Surviving Company, with the Company surviving the merger. As soon as practicable following the Second Effective Time, Parent Merger Sub will merge with and into the Company, as the Second Surviving Company, with the Company surviving as the Third Surviving Company.
As a result of the Mergers, Parent will directly own all Enstar Ordinary Shares. Enstar shareholders holding Enstar Preferred Shares will receive the same number of preferred shares of the Company, as the Third Surviving Company, as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time, and the relative rights, terms and conditions of each such Enstar Preferred Share will remain unchanged, as described in more detail in the section entitled “Special Factors — Merger Consideration — Enstar Preferred Shares” beginning on page 81 of this Proxy Statement. In addition, Enstar Ordinary Shares and the depositary shares representing interests in the Enstar Preferred Shares will be delisted from NASDAQ and deregistered under the Exchange Act in each case, in accordance with applicable laws, rules and regulations, and Enstar will no longer file periodic reports with the SEC on account of Enstar Ordinary Shares or such depositary shares, but the Buyer Parties have informed the Company that, after the consummation of the Mergers, the information made available to the holders of the Company’s outstanding notes pursuant to the indentures governing such notes (being quarterly and annual financial reports and current reports (in each case, containing the information that would be required to be filed with the SEC if the Company were required to file such reports, subject to certain exceptions with respect to, among other things, certifications under the Sarbanes-Oxley Act of 2002 and information related to the Company’s controls and procedures, corporate governance and executive compensation)) are also expected to be provided to the holders of the Enstar Preferred Shares. If the Mergers are consummated, holders of Enstar Ordinary Shares will not own any shares of the Third Surviving Company and holders of Enstar Preferred Shares will hold preferred shares of Enstar as the Third Surviving Company following the Mergers, with all of their relative rights, terms and conditions remaining unchanged.
Under Bermuda law, Enstar shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their Enstar Shares, may, within one month of the giving of the notice of the Special Meeting (delivered with this Proxy Statement), apply to the Bermuda Court for an appraisal of the fair value of their Enstar Shares, pursuant to Section 106 of the Companies Act. For more information, please see the section of this Proxy Statement entitled “Appraisal Rights.”
Closings and Effective Times
The First Closing will take place remotely by exchange of documents and signatures on the tenth business day following the day on which the last to be satisfied or waived (to the extent permitted under the Merger Agreement) of the conditions to the Closing (described in the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement) with respect to the First Closing (other than those conditions that by their terms are to be satisfied at the First Closing, each of which is capable of being satisfied at the First Closing) will be satisfied or waived in accordance with the Merger Agreement or at such other place, method, date or time as the Company and Parent may agree in writing.
The Second Closing will take place remotely by exchange of documents and signatures immediately following the First Closing, subject to the satisfaction or waiver of the conditions to the Closing (described in the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement) with respect to the Second Closing (other than those conditions that by their terms are to be satisfied at the Second Closing, each of which is capable of being satisfied at the Second Closing) or at such other place, method, date or time as the Company and Parent may agree in writing.
The Third Closing will take place remotely by exchange of documents and signatures immediately following the Second Closing, subject to the satisfaction or waiver of the conditions to the Closing (described in the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 137 of this Proxy Statement) with respect to the Third Closing (other than those conditions that by their terms are to be satisfied at the Third Closing, each of which is capable of being satisfied at the Third Closing) or at such other place, method, date or time as the Company and Parent may agree in writing.
Notwithstanding any of the foregoing, none of the First Closing, the Second Closing or the Third Closing will occur prior to the earlier of (i) the sixtieth (60th) calendar day after a Notified Debt Event of Default and (ii) the date on which such Notified Debt Event of Default is no longer continuing.
The Mergers will become effective upon the time indicated on the certificate of merger with respect to the applicable Merger.
Directors and Officers; Memorandum of Association; Bye-Laws
First Closing
Upon the First Effective Time, the Memorandum of Association and bye-laws of Enstar in effect immediately prior to the First Effective Time will become the Memorandum of Association and bye-laws of the First Surviving Company. The board of directors and officers of Company Merger Sub as of immediately prior to the First Effective Time will be the initial directors and officers of the First Surviving

Company, each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Second Closing
Upon the Second Effective Time, the Memorandum of Association and bye-laws of Enstar, as the First Surviving Company, in effect immediately prior to the Second Effective Time will become the Memorandum of Association and bye-laws of the Second Surviving Company. The board of directors and officers of New Company Holdco as of immediately prior to the Second Effective Time will be the initial directors and officers of the Second Surviving Company, each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Third Closing
Upon the Third Effective Time, the Memorandum of Association of Enstar, as the Second Surviving Company, in effect immediately prior to the Third Effective Time will become the Memorandum of Association of the Third Surviving Company. The bye-laws of the Third Surviving Company shall be in the form of the bye-laws of Parent Merger Sub in effect immediately prior to the Third Effective Time. The board of directors and officers of Parent Merger Sub as of immediately prior to the Second Effective Time will be the initial directors and officers of the Third Surviving Company, each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Merger Consideration
Enstar Ordinary Shares
Upon the First Effective Time, each Enstar Ordinary Share that is issued and outstanding as of immediately prior to the First Effective Time (other than (i) Enstar Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned subsidiaries, (ii) any Reinvesting Shares, (iii) any Enstar Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares), (iv) any Enstar Ordinary Shares that are Dissenting Shares and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date, any Enstar Ordinary Shares held subject to the JSOP at such time), will be converted into (a) the right to receive an amount in cash equal to the First Merger Cash Consideration and (b) the number of New Ordinary Shares equal to the First Merger Ratio of (x) $338 minus the First Merger Cash Consideration divided by (y) $338. Upon the First Effective Time, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time will be converted into a New Ordinary Share.
Upon the Second Effective Time, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned subsidiaries, (ii) any New Ordinary Shares subject to the Company’s equity awards, and (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date, any New Ordinary Shares held subject to the JSOP at such time), will be converted into a Second Surviving Company Ordinary Share. Upon the Second Effective Time, each New Ordinary Shares held by the Reinvesting Shareholders immediately prior to the Second Effective Time issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders will be converted into a Second Surviving Company Ordinary Share.
Upon the Third Effective Time, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned subsidiaries, (ii) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (iv) to the extent the Third Effective Time occurs prior to the JSOP Vesting Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive an amount in cash equal to the Third Merger Cash Consideration. Upon the Third Effective Time, each Second Surviving

Company Ordinary Share held by holders of the Reinvesting Shares will, at the election of Parent, either receive the Total Cash Consideration or be canceled and cease to exist.
If prior to the First Closing, the Company reasonably determines in good faith that the aggregate cash consideration to be paid in respect of the First Merger is not reasonably likely to equal the Aggregate First Merger Amount, the Company will be entitled to terminate the Merger Agreement, provided that Parent may elect to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (in which case, such termination right would no longer be available to the Company). For more information, please see the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 142 of this Proxy Statement.
Although fractional shares of New Ordinary Shares and Second Surviving Company Ordinary Shares may be issued at the First Effective Time and the Second Effective Time, respectively, the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (a) as provided in more detail above, the Total Cash Consideration to be received by Enstar shareholders is tied to the number of Enstar Ordinary Shares held by Enstar shareholders immediately prior to the First Effective Time rather than the number of New Ordinary Shares or Second Surviving Company Ordinary Shares held at the Second Effective Time and Third Effective time, respectively, (b) the Merger Agreement expressly provides that the aggregate cash consideration received per each Enstar Ordinary Share will be equal to $338 and (c) no Company shareholder will be able to transfer any New Ordinary Shares or Second Surviving Company Ordinary Shares prior to the Third Effective Time.
Enstar Preferred Shares
Upon the First Effective Time, each Enstar Preferred Share issued and outstanding immediately prior to the First Effective Time will automatically be converted into a preferred share of New Company Holdco and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time will automatically be converted into a preferred share of the Company, as the Second Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
Upon the Third Effective Time, each such preferred shares issued and outstanding immediately prior to the Third Effective Time will automatically be converted into a preferred share of the Company, as the Third Surviving Company, and will be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
Holders of Enstar Preferred Shares shall receive the same number (including any fraction) of preferred shares in the Third Surviving Company as the number of Enstar Preferred Shares they hold in the Company immediately prior to the First Effective Time (which will also be the number of preferred shares of New Company Holdco following the First Effective Time and the number of preferred shares of the Second Surviving Company following the Second Effective Time). As noted above in respect of the Enstar Ordinary Shares, (a) the Company expects that the Second Effective Time and the Third Effective Time will occur as soon as practicable following the First Effective Time and the Second Effective Time, respectively, and (b) no such holders will be able to transfer any preferred shares of New Company Holdco or the Company, as the Second Surviving Company, prior to the Third Effective Time.

Outstanding Company Equity Awards
In connection with the Merger, the holders of outstanding Enstar equity awards will receive the cash payments described below (subject to applicable tax withholdings).
Company Restricted Shares:   At the First Effective Time, each Company Restricted Share, whether vested or unvested, will be deemed to be fully vested and non-forfeitable, and in connection with the Mergers, will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Merger Consideration — Enstar Ordinary Shares”.
Company RSU Awards:    In connection with the Mergers, each Company RSU Award will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company RSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each Company RSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Company RSU Award whether vested or unvested, will be deemed to be fully vested and non-forfeitable and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

Notwithstanding the treatment of the Company RSU Awards in connection with the Mergers described above, any Company RSU Awards granted on or after March 1, 2025 will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Company RSU Awards Granted on or After March 1, 2025” beginning on page 96 of this Proxy Statement.
Earned Company PSU Awards:   In connection with the Mergers, each Company PSU Award with respect to which the applicable performance period has been completed before the Third Effective Time will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each such Company PSU Award will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

Unearned Company PSU Awards:   In connection with the Mergers, each unvested Company PSU Award with respect to which the applicable performance period has not been completed before the Third

Effective Time (other than any Special Company PSU Award) will be canceled and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming actual performance, as prorated based on the days elapsed during the applicable performance period through the Third Effective Time. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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At the Third Effective Time, a portion of each such Company PSU Award will vest at actual performance on aa prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (i) the Third Merger Cash Consideration, multiplied by the vested portion of such Company PSU Award, plus (ii) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award will be canceled and forfeited without consideration.

Special Company PSU Awards:   In connection with the Mergers, each Special Company PSU Award will be canceled at the Third Effective Time and converted into the right to receive a total cash payment equal to $338 multiplied by the number of underlying shares that would have vested assuming the greater of target performance or actual performance. The conversion process will be effectuated as follows:
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at the First Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (i) the number of Enstar Ordinary Shares subject to such Company PSU Award, multiplied by (ii) the First Merger Ratio and otherwise subject to the same terms and conditions;

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at the Second Effective Time, each such Special Company PSU Award will automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted as described above); and

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at the Third Effective Time, each Special Company PSU Award will vest at the greater of (i) target performance and (ii) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and will be canceled and converted into the right to receive a cash payment equal to (a) the Third Merger Cash Consideration, multiplied by the vested portion of such Special Company PSU Award, plus (b) the First Merger Cash Consideration, multiplied by the total number of Enstar Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the First Effective Time, and any remaining unvested portion of such Special Company PSU Award will terminate without consideration.

Notwithstanding the treatment of the Special Company PSU Awards pursuant to the Merger Agreement as described above, the Special Company PSU Awards will be treated as described in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Severance and Change in Control Payments — Ms. Gregory” beginning on page 95 of this Proxy Statement.
JSOP:   The treatment of the JSOP will depend on when the First Effective Time occurs.
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If the First Effective Time occurs on or before the JSOP Vesting Date or, if later, before the JSOP Exchange Date, then at the Third Effective Time, the Shares (as defined in the JSOP) will be canceled and converted into the right for (i) Volume Five Limited to receive a cash payment in an amount equal to (a) the Total Cash Consideration minus $205.89, multiplied by (b) the total number of Enstar Ordinary Shares held subject to the JSOP and (ii) the Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Enstar Ordinary Shares comprised in the Trust Interest (as defined in the JSOP).
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If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company will make a cash payment to Mr. Silvester in an amount equal to (i) the total number of Enstar Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Enstar Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (ii) the Total Cash Consideration.

Treatment of the Company ESPP
With respect to the Company ESPP:
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all offering periods under the Company ESPP were terminated as of the Final Exercise Date;

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the Company ESPP was terminated as of the Final Exercise Date, subject to the occurrence of the Third Closing;

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each issued and outstanding right under the Company ESPP on the Final Exercise Date will be caused to be exercised as of such date for the purchase of Enstar Ordinary Shares in accordance with the terms of the Company ESPP; and

any outstanding Enstar Ordinary Shares obtained through the exercise of such outstanding right will be treated on the same basis as Enstar Ordinary Shares generally, as described above in the section entitled “Special Factors — Merger Consideration — Enstar Ordinary Shares” beginning on page 80 of this Proxy Statement.
Exchange and Payment Procedures
Not less than five business days prior to the anticipated date of the Third Closing, Parent will designate a nationally recognized bank or trust company selected by Parent and reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment and delivery of the aggregate Total Cash Consideration payable to holders of Enstar Ordinary Shares following the Mergers. At the Third Effective Time, Parent will deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Third Merger Cash Consideration and the Company will deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate First Merger Cash Consideration payable to holders of Enstar Ordinary Shares following the First Merger.
As soon as practicable following the Third Effective Time (and in any event no later than three business days after the date of the Third Closing), Parent or the Third Surviving Company will cause the Paying Agent to mail to each holder of record of Enstar Ordinary Shares as of immediately prior to the First Effective Time (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the certificates representing such shares (the “Certificates”) or book-entry shares will pass, only upon delivery of the Certificates or the surrender of such book-entry shares to the Paying Agent) and (ii) instructions for use in effecting the surrender of the Certificates or the book-entry shares in exchange for the portion of the aggregate Total Cash Consideration.
Any cash deposited with the Paying Agent that remains unclaimed by the holders of Enstar Ordinary Shares on the date that is nine (9) months following the Third Effective Time will be returned to the Third Surviving Company, or transferred as otherwise directed by Parent, upon demand, and any holders who have not exchanged such holder’s Enstar Ordinary Shares for the Total Cash Consideration in accordance with the Merger Agreement prior to that time will thereafter look only to the Third Surviving Company and only as general creditors thereof for delivery of the Total Cash Consideration. Any cash deposited with the Paying Agent that remains unclaimed for two years following the Third Effective Time, to the extent permitted by applicable law, become the property of Parent free and clear of any claims or interest of any person (and their successors, assigns or personal representatives) previously entitled thereto.

Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, Parent and Parent Merger Sub.
Some of the representations and warranties in the Merger Agreement made by Enstar are qualified as to materiality or Company Material Adverse Effect. For purposes of the Merger Agreement, “Company Material Adverse Effect” means, with respect to Enstar, any event, circumstance, occurrence, fact, development, change or effect (each, an “Effect”) that, individually or in the aggregate, (i) would reasonably be expected to prevent or materially delay any Enstar Party’s ability to consummate the Transactions or (ii) has had, or would reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, operations, assets and liabilities (considered together) of the Company and its subsidiaries, taken as a whole; provided, however, that in no event will any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account when determining whether there has been or would reasonably be expected to be, a Company Material Adverse Effect for purposes of clause (ii) above:
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any changes in general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction (including any changes in the value of the Investment Assets resulting therefrom);

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any changes, events or conditions generally affecting the industries in which the Company and its subsidiaries operate (including changes to interest rates, general market prices and regulatory changes affecting such industries);

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acts of war (whether or not declared), civil disobedience, hostilities, cyberattacks, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or other outbreaks of diseases or quarantine restrictions) or epidemics or any law issued by a governmental entity, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews, limitations on gathering or other restrictions that arise out of an epidemic, pandemic, outbreak of illness (including COVID-19) or other public health event or any change in such law or interpretation thereof or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, whether or not caused by any person, or other similar force majeure events, including any worsening of such conditions existing as of the date of the Merger Agreement;

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any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable law or in GAAP, SAP or in accounting standards (including changes prescribed or permitted by the applicable insurance regulatory authorities and accounting pronouncements by the SEC, the NAIC and the Financial Accounting Standards Board) or any changes in the interpretation or enforcement of any of the foregoing after July 29, 2024;

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the negotiation, execution, public announcement, pendency or consummation of the Mergers or the other Transactions, including compliance with the express terms of any obligation, covenant or agreement under the Merger Agreement;

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any steps expressly required to be taken or omitted to be taken pursuant to the Merger Agreement;

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any action taken or omitted to be taken by the Company at the prior written request or with the prior written consent of Parent or Parent Merger Sub or to the extent Parent unreasonably fails to give consent after written request from the Company pursuant to the Merger Agreement;

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the identity of Parent or Parent Merger Sub or the Equity Investors;

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any decline, in and of itself, in the market price, or change in trading volume, of the Enstar Shares (provided that the underlying facts or occurrences giving rise or contributing to such decline may be taken into account in determining whether there has been a Company Material Adverse Effect);

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any failure, in and of itself, to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or result (provided that the underlying causes of such failure may, to the extent not otherwise excluded by this definition, be considered in determining whether there has been a Company Material Adverse Effect); or
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any change or development in the credit, financial strength or other rating of the Company, any of its subsidiaries or its outstanding debt Shares (provided that the underlying facts or occurrences giving rise or contributing to such decline or failure may be taken into account in determining whether there has been a Company Material Adverse Effect);

except, with respect to the first four bullets above, solely to the extent the impact on the Company and its subsidiaries, taken as a whole, is disproportionately adverse compared to the impact on other companies operating in the industries in which the Company and its subsidiaries operate, the incrementally disproportionate impact or impacts will be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.
In the Merger Agreement, the Company, New Company HoldCo and Company Merger Sub made customary representations and warranties to Parent that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due incorporation, valid existence, good standing and authority and qualification to conduct business with respect to Enstar and its subsidiaries;

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Enstar’s corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

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the necessary approval of the Board;

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the necessary vote of Enstar shareholders in connection with the Merger Agreement;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any contravention, conflict or violation of any organizational documents of Enstar or its subsidiaries, certain existing contracts of Enstar or its subsidiaries, applicable laws to Enstar or its subsidiaries or the resulting creation of any encumbrance upon the properties or assets of Enstar or its subsidiaries due to the execution, delivery and performance of the Merger Agreement;

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the capital structure of Enstar, as well as the ownership and capital structure of its subsidiaries;

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the absence of any undisclosed and outstanding shares or other equity or voting securities of Enstar;

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the absence of any undisclosed and outstanding options, warrants or other rights or binding arrangements to acquire from Enstar any shares or equity or voting securities or securities convertible into or exchangeable for shares or other equity or voting securities of Enstar;

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the absence of any undisclosed and outstanding indebtedness of Enstar or any of its subsidiaries that are linked to the value of Enstar or any part thereof;

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the absence of any preemptive or similar rights, subscription or other rights, convertible securities, or other agreements, arrangements or commitments relating to the shares or other equity interests of Enstar;

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the absence of any voting trusts, proxies or other agreements or understandings to which Enstar or any of its subsidiaries is a party with respect to the voting of Enstar Shares;

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the accuracy and completeness of Enstar’s SEC filings and financial statements;

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the accuracy and completeness of Core Specialty Insurance Holdings Inc.’s financial statements;

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Enstar’s disclosure documents, controls and procedures;

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Enstar’s internal accounting controls and procedures;

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the conduct of the business of Enstar and its subsidiaries in the ordinary course of business consistent with past practice and the absence of any Company Material Adverse Effect, in each case, since December 31, 2023;

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the absence of undisclosed material liabilities;

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litigation matters;

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tax matters;

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employee benefit plans and employment matters;

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Enstar’s and its subsidiaries’ compliance with laws;

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environmental matters;

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real property owned or leased by Enstar and its subsidiaries;

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the validity and effectiveness of specified categories of Enstar’s and its subsidiaries’ material contracts, and any notices from any other party to a material contract to Enstar and its subsidiaries with respect to termination, renegotiation, modification or intent not to renew material contracts;

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patents, trademarks, copyrights and other intellectual property matters;

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data privacy matters;

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Enstar’s and its subsidiaries’ possession of necessary permits;

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insurance matters;

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payment of fees to brokers and financial advisors in connection with the Merger Agreement;

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the rendering of Goldman Sachs & Co. LLC’s fairness opinion to the Board;

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the absence of any shareholder rights agreement, “poison pill,” voting trust or similar anti-takeover agreement or plan;

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the inapplicability of any “fair price,” “moratorium,” “control share acquisition” or any other antitakeover statute or similar statute to the Mergers;

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insurance reserves matters;

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investment assets matters;

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insurance business matters;

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the management and administration of Enstar’s insurance business by third-party administrators;

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the absence of contracts, transactions, arrangements or understandings between Enstar or any of its subsidiaries and any affiliate or related person; and

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the absence of any Specified Debt Event of Default.

In the Merger Agreement, Parent and Parent Merger Sub made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due incorporation, good standing and authority and qualification to conduct business with respect to Parent and Parent Merger Sub;

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Parent and Parent Merger Sub’s authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

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the necessary approval of the board of directors of Parent and Parent Merger Sub;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any conflict or violation of Parent’s or Parent Merger Sub’s organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon Parent’s or Parent Merger Sub’s properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

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the accuracy of the information supplied or to be supplied by Parent in this Proxy Statement;

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litigation matters;

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matters with respect to Parent’s equity financing and sufficiency of funds;

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delivery and enforceability of the Limited Guarantee;

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the absence of agreements between Parent, Parent Merger Sub, and each such Parties’ affiliates, and members of the Board or the Company and its subsidiaries’ management;

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the absence of any shareholder arrangements related to the Merger;

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the absence of any pending transaction that would reasonably be expected to prevent, materially delay or materially impede the Transactions; and

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payment of fees to brokers in connection with the Merger Agreement.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Mergers.
Conduct of Business Pending the Mergers
The Merger Agreement provides that, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, except (i) with the prior written consent of Parent, (ii) as may be required by the Merger Agreement, (iii) as may be required by applicable law or an existing contract set forth in the confidential disclosure schedules to the Merger Agreement, (iv) in connection with the COVID-19 pandemic, to the extent reasonably necessary in good faith and after using commercially reasonable efforts to provide advance notice to and consult with Parent, as required by any applicable law, directive or guideline from any governmental entity arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19) or (v) as set forth in the confidential disclosure schedules to the Merger Agreement, Enstar will, and will cause its subsidiaries to use commercially reasonable efforts to:
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conduct their business in the ordinary course consistent with past practice in all material respects; and

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preserve intact their business organizations, goodwill and assets, and preserve their present material relationships with governmental entities and other material third parties, including customers, reinsurers, suppliers and other persons with whom the Company and its subsidiaries have business relationships.

In addition, the Company has agreed that, except (i) with the prior written consent of Parent, (ii) as may be required by the Merger Agreement, (iii) as may be required by applicable law or an existing contract set forth in the confidential disclosure schedules to the Merger Agreement, (iv) in connection with the COVID-19 pandemic, to the extent reasonably necessary in good faith and after using commercially reasonable efforts to provide advance notice to and consult with Parent, as required by any applicable law, directive or guideline from any governmental entity arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19) or (v) as set forth in the confidential disclosure schedules to the Merger Agreement, Enstar will not, and will not permit any of its subsidiaries to:
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adopt any change in or amendment or modification to the organizational documents of the Company or any of its subsidiaries, whether by merger, amalgamation, consolidation or otherwise, except for any merger, amalgamation, consolidation or similar transaction solely by and among one or more wholly-owned subsidiaries of the Company consistent with the Company’s past practice;

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authorize, recommend, propose, enter into or adopt a plan or agreement of complete or partial liquidation, dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries, except for any such transaction solely by and among one or more wholly-owned subsidiaries of the Company and/or the Company;

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offer, authorize, issue, sell, transfer, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares, shares of capital stock or other voting or equity interests of any class or series of the Company or its subsidiaries, other than (i) issuances pursuant to stock based awards reflected in the Merger Agreement that are outstanding on July 29, 2024 or pursuant to the Company ESPP or (ii) issuances by and among one or more wholly-owned subsidiaries of the Company and/or the Company;
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(i) split, combine, subdivide, adjust or reclassify any shares, shares of capital stock or other voting or equity interests of the Company or any of its subsidiaries or other Enstar Shares, (ii) declare, set aside, establish a record date for or pay any dividend or other distribution payable in cash, stock or property, or any combination thereof, with respect to the shares, shares of capital stock or other voting or equity interests or other Enstar Shares, (iii) pledge or encumber any Enstar Shares; or (iv) alter or modify the terms of any Enstar Shares, in each case, other than with respect to any wholly-owned subsidiary of the Company, to the Company or another wholly-owned subsidiary of the Company and the consummation of the First Merger;

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redeem, purchase or otherwise acquire directly or indirectly any of the Company’s or any subsidiary’s capital stock or other voting or equity interests of the Company or any of its subsidiaries or Enstar Shares, except for repurchases, redemptions or acquisitions (i) required by the terms of its capital stock or any securities outstanding on July 29, 2024 and disclosed to Parent on the confidential disclosure schedules to the Merger Agreement, (ii) required by or in connection with the terms of any Company Benefit Plan (in each case, as in effect on July 29, 2024 and provided to Parent) in the ordinary course of the operations of such plan consistent with past practice, (iii) repurchases, redemptions or acquisitions by a wholly-owned subsidiary of share capital or such other securities or equity or voting interests, as the case may be, of another of its wholly-owned subsidiaries in the ordinary course of business consistent with past practice or (iv) in satisfaction of and in accordance with any terms or conditions (e.g., Tax withholding obligations) under a Company Restricted Share award, Company RSU Award, Company PSU Award or the JSOP;

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(i) grant any equity or equity-based awards, (ii) increase the compensation or benefits of any officer, employee or individual independent contractor, other than increases in annual base salary or wage rate as part of Enstar’s ordinary course year-end performance review process for employees whose annual base salary or wage rate does not exceed $300,000 per annum in the ordinary course of business consistent with past practice, (iii) enter into, adopt, grant or provide any change in control, severance, retention or similar payments or benefits to any officer or employee, (iv) subject to clauses (i)  – (iii) above, establish, adopt, enter into, terminate or materially amend any compensation or benefit plan or agreement, other than (a) in connection with routine, immaterial or ministerial amendments to health and welfare plans in the ordinary course of business consistent with past practice that do not materially increase benefits or (b) in connection with severance payments or benefits provided in the ordinary course of business consistent with past practice in an amount consistent with past practice in connection with the termination of employment of any employee whose annual base salary or wage rate does not exceed $300,000 per annum, (v) accelerate the vesting or payment of any payments or benefits under any compensation or benefit plan or agreement, (vi) hire or terminate (other than for cause) any officer, employee or individual independent contractor of Enstar or any of its subsidiaries, except in the ordinary course of business consistent with past practice with respect to any such officer, employee or individual independent contractor whose annual base salary or wage rate or prospective annual base salary or wage rate does not exceed $250,000;

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acquire or agree to acquire any (i) business or person or division thereof or (ii) any other assets, in each case, for consideration in excess of $25 million individually or $50 million in the aggregate; provided, that this clause will not apply to Investment Assets in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines;

•
sell, lease, transfer, license, encumber, abandon or otherwise dispose of any material portion of its assets or property (which will include any sale of any capital stock of any subsidiary of the Company), other than (i) dispositions of obsolete, surplus, or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its subsidiaries, (ii) transfers solely among the Company and its wholly-owned subsidiaries, (iii) leases and subleases of real property owned or leased by the Company or its subsidiaries and voluntary terminations or surrenders of leases on real property held by the Company or its subsidiaries, in each case, in the ordinary course of business consistent with past practice, (iv) sales of Investment Assets in the ordinary course of business consistent with past practice (including in connection with cash management or investment portfolio activities, including with respect to Investment Assets) and in compliance with the Investment Guidelines, (v) sales or dispositions required by or in connection with the terms of any contract made available to Parent prior to July 29, 2024, (vi) sales or other dispositions of other assets in the ordinary course of business consistent with past practice and not in excess of $50 million in the aggregate, (vii) abandonments of any issued or registered immaterial Company Intellectual Property at the reasonable business judgment of the Company or its subsidiaries or any issued or registered Company Intellectual Property at the end of its maximum statutory term, or (viii) the grant of nonexclusive licenses of Company Intellectual Property in the ordinary course of business consistent with past practice;

•
(i) incur, create, assume or otherwise become liable or responsible for or prepay, redeem or defease any indebtedness, other than (a) any indebtedness solely among the Company and its wholly-owned subsidiaries or among the Company’s wholly-owned subsidiaries, (b) guarantees by the Company of indebtedness of its wholly-owned subsidiaries or guarantees by any subsidiaries of indebtedness of the Company, (c) any “keep well” agreement entered into by the Company or any of its subsidiaries with respect to any of the Company’s subsidiaries, (d) investment portfolio transactions (including with respect to Investment Assets) in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines, (e) letters of credit issued in the ordinary course of business consistent with past practice in the insurance or reinsurance business of the Company or any of its subsidiaries, (f) indebtedness incurred in connection with the refinancing upon the scheduled expiration of certain specified credit agreements of the Company or any commitment thereunder; provided, that such refinancing will not (x) be materially less favorable to the Company and its subsidiaries, taken as a whole, than certain specified credit agreements of the Company, taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such refinancing, (y) be incurred in an aggregate principal greater than the certain specified credit agreements of the Company plus additional amounts that do not exceed, together with amounts incurred under clause (h) below, $50 million or (z) be incurred from an affiliate of the Company, (g) any drawdown of any existing credit facility of the Company or any of its subsidiaries as of July 29, 2024 in an amount that would result in an aggregate amount outstanding under any such existing credit facilities of $400 million or (h) any other incurrence, guaranty or assumption of indebtedness so long as the aggregate amount thereof at any given time after July 29, 2024 does not exceed, together with the additional amounts referred to in clause (f) above, $50 million, (ii) except as provided in clause (i)(f) above, (a) voluntarily terminate or reduce any commitments provided for in certain specified credit agreements of the Company as in effect on July 29, 2024 or (b) voluntarily enter into any amendment, waiver or other modification with respect to any of the certain specified credit agreements of the Company except for the Specified Amendments (as defined in the Merger Agreement) and amendments, waivers and other modifications for a bona fide purpose (in the reasonable discretion of the Company) and in consultation with Parent; it being agreed that the following will not constitute a bona fide purpose for purposes of the foregoing limitation: (w) such voluntary amendment, waiver or modification is entered into for the purpose of implementing a material increase in the aggregate fees or interest rate payable under the applicable credit agreement payable thereunder (other than any such changes that are only applicable prior to the Closing), (x) such voluntary amendment, waiver or modification is entered into for the purpose of resulting in the terms of such credit agreement being materially less favorable to the Company and its subsidiaries, taken as a whole, than such credit agreements as of July 29, 2024 taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such amendment, waiver or modification, (y) such voluntary amendment, waiver or modification is entered into for the purpose of reducing the aggregate amount of available commitments thereunder or (z) such voluntary amendment, waiver or modification is entered into for the purpose of causing a Debt Event of Default at such time or immediately after giving effect to the Transactions or otherwise materially delay or prevent the Closings;

•
(i) modify, amend, terminate, assign or waive any material rights under any Material Contract or (ii) enter into any agreement that would constitute a Material Contract if in effect on the date of the Merger Agreement, in each case, other than in the ordinary course of business consistent with past practice;

•
commence, settle or compromise any proceeding, whether now pending or hereafter made or brought, or waive any claims, other than with respect to the Company’s and its subsidiaries’ ordinary course claims activity, (i) in any such case (a) in an amount in excess of $5 million individually (net of the amounts reserved for such matters by the Company or any of its subsidiaries or amounts covered by insurance) or (b) that imposes (x) any material obligation to be performed by, or (y) material restriction imposed against, the Company or any of its subsidiaries following the Third Closing Date or (ii) in the aggregate of all such cases, in an amount in excess of $10 million (net of the amounts reserved for such matters by the Company or any of its subsidiaries or amounts covered by insurance);

•
except for any such change that is not material or required by GAAP, SAP, insurance regulators, insurance law or other applicable law, change any method of financial accounting methods, principles or practices used by the Company or any of its subsidiaries;

•
(i) make, change, or revoke any entity classification or other material tax election, (ii) change any annual tax accounting period or material method of tax accounting, (iii) file any material amended tax return, (iv) settle or compromise any material claim, proceeding or assessment for any taxes, (v) enter into any closing agreement with, request any ruling from, or initiate or enter into any voluntary disclosure with, any Tax Authority, (vi) surrender any right to claim a refund of a material amount of taxes, (vii) consent to any extension or waiver of the limitation period applicable to any material amount of taxes, or (viii) file any material tax return in a manner inconsistent with the past practices of the Company or its relevant subsidiary;

•
(i) modify, extend, or enter into any collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization or (ii) voluntarily recognize or certify any labor union, works council, trade union, labor association or other employee representative organization, or group of employees of Enstar or any of its wholly-owned subsidiaries as the bargaining representative for any employees of Enstar or its wholly-owned subsidiaries;

•
implement any “mass layoff” or “plant closing” which triggers the notification requirements of the Worker Adjustment and Retraining Notification Act of 1988 or any similar state or local law;

•
incur, authorize or commit to incur any capital expenditures other than (i) in an amount not to exceed 115% of the aggregate amount in the capital expenditure budget set forth in the confidential disclosure schedules to the Merger Agreement; or (ii) pursuant to agreements in effect prior to the date of the Merger Agreement and set forth on the confidential disclosure schedules to the Merger Agreement;

•
engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of the Company or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•
(i) enter into any new line of business, or (ii) issue any Insurance Contracts other than renewals of existing Insurance Contracts in accordance with the terms thereof, introduce any new products, or change in any material respect existing products, to the extent doing so under this clause (ii) would be material to the Company and its subsidiaries, taken as a whole;

•
enter into any material agreement or commitment with any Insurance Regulator;

•
materially alter or materially amend any existing insurance or reinsurance underwriting, reserving, accounting, actuarial, claim handling, loss control or policy retention practice, guideline or policy of the Company or any of its subsidiaries, except as may be required by GAAP or SAP, or fail in any material respect to comply with such practices, guidelines or policies as so altered or amended;

•
(i) materially alter or amend the investment practices, guidelines or policies of the Company or of its subsidiaries, including the asset allocation guidelines set forth in the confidential disclosure schedules to the Merger Agreement, or fail in any material respect to comply with such practices, guidelines or policies or (ii) without limiting the generality of the foregoing, (a) engage any asset manager to provide investment management services to the Company or its subsidiaries, where such manager has not been engaged to provide investment management services to the Company or its subsidiaries as of July 29, 2024 or (b) except (x) as approved by the Company’s Investment Committee as of July 29, 2024 and set forth in the confidential disclosure schedules to the Merger Agreement, or (y) as required by any Contract in effect as of July 29, 2024 and made available to Parent and set forth in the confidential disclosure schedules to the Merger Agreement, commit funds or invest assets in a manner that would require the approval of the Company’s Investment Committee;
•
modify any public or posted privacy policy or the operation or security of any information technology systems, in each case, in any manner that is materially adverse to the business of the Company or any of its subsidiaries, except as required by applicable law;

•
with respect to New Company Holdco and Company Merger Sub, engaged in any activities other than the performance of their respective obligations, covenants and agreements hereunder, and matters ancillary thereto; or

•
authorize any of, or agree or commit to do, in writing or otherwise, any of the foregoing.

Solicitation of Other Offers
For purposes of this Proxy Statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means an agreement with Enstar that is either (i) in effect as of the execution and delivery of the Merger Agreement or (ii) executed, delivered and effective after the execution and delivery of the Merger Agreement, in either case (a) containing provisions that require any counterparty thereto (and any of its affiliates and representatives) that receives non-public information of or with respect to Enstar and its subsidiaries to keep such information confidential, (b) other than with respect to immaterial provisions, containing confidentiality provisions not less favorable to Enstar in any material respect than the terms of the Confidentiality Agreement and (c) that does not prohibit Enstar from providing any information to Parent in accordance with, or otherwise complying with the terms of the Merger Agreement or provide for the reimbursement by Enstar or any of its subsidiaries of any of the counterparty’s costs or expenses.
“Acquisition Proposal” means any offer or proposal from a third party to engage in an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving:
i.
any direct or indirect purchase or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons, whether from Enstar or any other person(s), of securities representing more than 15% of the total outstanding equity securities of Enstar (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or “group” of persons that, if consummated in accordance with its terms, would result in such person or “group” of persons beneficially owning more than 15% of the total outstanding equity securities of Enstar (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer;

ii.
any direct or indirect purchase, license or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons of assets constituting or accounting for more than 15% of the consolidated assets, revenue or net income of Enstar and its subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

iii.
any merger, amalgamation, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Enstar pursuant to which any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons would hold securities representing more than 15% of the total outstanding equity securities of Enstar (by vote or economic interests) after giving effect to the consummation of such transaction.

“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement.
“Superior Proposal” means any bona fide written Acquisition Proposal that the Board has determined in good faith (after consultation with its financial advisor and legal counsel) (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing and the identity of the person making the proposal), that the Board deems relevant, and (ii) if consummated, would be more favorable, from a financial point of view, to the holders of Shares (in their capacity as such) than the Third Merger (taking into account any revisions to the Merger Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%”.
Go-Shop Period
Under the Merger Agreement, during the Go-Shop Period until the No-Shop Period Start Date, Enstar, its affiliates and their respective representatives had the right to:
•
solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to any person (and its representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement any non-public information relating to Enstar or any of its subsidiaries or afford to any such person (and such person’s representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Enstar and any of its subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that Enstar will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning Enstar and any of its subsidiaries that is provided to any such person or its representatives that was not previously provided to Parent or its representatives; and

•
participate or engage in discussions or negotiations with any person (and any person’s representatives and financing sources) with respect to an Acquisition Proposal or potential Acquisition Proposal.

The Go-Shop Period ended, and the No-Shop Period Start Date occurred, at 11:59 p.m., Eastern Time, on September 2, 2024.
No-Shop Period
From the No-Shop Period Start Date until the earlier to occur of the valid termination of the Merger Agreement and the Third Effective Time, Enstar and its affiliates will not, and will direct their respective employees, officers and directors and other representatives not to, directly or indirectly:
•
solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
furnish to any person (other than to Parent, its affiliates and its and their respective representatives) any non-public information relating to Enstar or any of its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Enstar and any of its subsidiaries, in any such case with the intent to solicit or induce the making, submission or announcement of, or to encourage or facilitate, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal (other than informing such persons of the restrictions contained in this paragraph);

•
approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
enter into any Alternative Acquisition Agreement; and

•
resolve or agree to do any of the foregoing in each case, other than in respect of Parent, its affiliates and their respective affiliates in respect of the Transactions.

The Merger Agreement also obligates the Company to take the following actions following the No-Shop Period Start Date until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time:

•
cease, and cause to be terminated, any and all discussions or negotiations with any person and its representatives that would be prohibited by the Merger Agreement;

•
request the return or destruction of all non-public information concerning Enstar and its subsidiaries furnished to any person that executed a confidentiality agreement in connection with any Acquisition Proposal at any time within the six month period immediately preceding the No-Shop Period Start Date;

•
cease providing any further information with respect to Enstar and its subsidiaries or any Acquisition Proposal to any such person or its representatives; and

•
terminate all access granted to any such person and its representatives to any physical or electronic data room.

Notwithstanding these restrictions, from the No-Shop Period Start Date until the receipt of the Company Shareholder Approval, if the Board has determined in good faith (after consultation with its financial advisor and legal counsel) that an Acquisition Proposal that did not result from any material breach of the Merger Agreement, either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the Board has determined in good faith (after consultation with its financial advisor and legal counsel) that the failure to take the actions as contemplated below would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law, then, so long as Enstar promptly (and in any event within 24 hours) notifies Parent of such determination, Enstar may, directly or indirectly: (i) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to the person making such a bona fide written Acquisition Proposal (and such person’s representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement non-public information relating to Enstar or any of its subsidiaries and afford to such person (and such person’s representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to personnel, of Enstar and its subsidiaries, including to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, a proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal and any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that Enstar will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning Enstar and any of its subsidiaries that is provided to any such person or its representatives that was not previously provided to parent or its representatives; and (ii) participate or engage in discussions or negotiations with such person (and such person’s representatives and financing sources) with respect to such bona fide written Acquisition Proposal
Board Recommendation Changes
As described above, and subject to the provisions described below, the Board has made the recommendation that Enstar shareholders vote “FOR” the proposal to approve the Merger Agreement, the Statutory Merger Agreements and the Transactions. The Merger Agreement provides that the Board will not effect a Board Recommendation Change (as defined in this section below) except as described below.
Prior to obtaining the Company Shareholder Approval, the Board may not take any action described in the following (any such action, a “Board Recommendation Change”):
•
withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Board Recommendation in a manner adverse to Parent (it being understood that it will be considered a modification adverse to Parent if any Acquisition Proposal is publicly announced and the Board fails to issue a public press release within ten business days of such public announcement reaffirming the Board Recommendation or stating that the Board Recommendation has not been changed, but in any event with two business days prior to the Special Meeting);
•
adopt, approve, endorse, recommend or otherwise declare advisable (or publicly propose to adopt, approve, endorse, recommend or otherwise declare advisable) an Acquisition Proposal;

•
fail to publicly reaffirm the Board Recommendation within ten business days after Parent so requests in writing (it being understood that Enstar will have no obligation to make such reaffirmation on more than three separate occasions);

•
take any formal action or make any recommendation or public statement in connection with any tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Board to the holders of Enstar Shares pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or fail to publicly recommend against any tender or exchange offer within ten business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act;

•
fail to include the Board Recommendation in this Proxy Statement; or

•
approve or recommend, or declare advisable or propose to enter into, or cause or permit Enstar or its subsidiaries to enter into an Alternative Acquisition Agreement.

The determination by the Board that an Acquisition Proposal constitutes a Superior Proposal will not constitute a Board Recommendation Change if such determination or delivery is not publicly disclosed and is not otherwise in breach of the above.
Notwithstanding the restrictions described above, prior to obtaining the Company Shareholder Approval, the Board may effect a Board Recommendation Change if (i) there has been an Intervening Event or (ii) the Board determines that an Acquisition Proposal constitutes a Superior Proposal.
The Board may only effect a Board Recommendation Change for an Acquisition Proposal, or authorize Enstar to terminate the Merger Agreement and to enter into an Alternative Acquisition Agreement, if Enstar received an Acquisition Proposal that the Board has concluded in good faith (after consultation with its financial advisor and legal counsel) is a Superior Proposal if and only if, prior to taking either such action:
•
the Board determines in good faith (after consultation with its financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law;

•
Enstar, its subsidiaries and its and their respective representatives have not materially breached the Merger Agreement with respect to such Acquisition Proposal and such Acquisition Proposal did not arise from such breach;

•
Enstar has provided written notice to Parent at least four business days in advance (the “Notice Period”) to the effect that the Board, has (I) received an Acquisition Proposal that has not been withdrawn, and specifying the material terms and conditions of such proposal (including the identity of the person making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal; and (II) it intends to take such action; and

•
prior to effecting such Board Recommendation Change or termination, Enstar and its representatives, during the Notice Period, have negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal.

In addition, the Board may only effect a Board Recommendation Change for an Intervening Event, if and only if:
•
the Board has determined in good faith (after consultation with the Company’s financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law;

•
Enstar has provided written notice to Parent at least four business days in advance to the effect that the Board, has (I) so determined; and (II) resolved to effect a Board Recommendation Change pursuant to the Merger Agreement, which notice will specify the applicable Intervening Event in reasonable detail; and

•
prior to effecting such Board Recommendation Change, Enstar and its representatives, during such four business day period, have negotiated with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that the Board no longer determines that the failure to make a Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable law.

For purposes of this Proxy Statement and the Merger Agreement, an “Intervening Event” means any material effect with respect to Enstar (other than in connection with an Acquisition Proposal that constitutes a Superior Proposal) that (i) was not known to the Board or reasonably foreseeable by the Board as of July 29, 2024 (or, if known or reasonably foreseeable, only the portion of such effect of which the magnitude or material consequences were not known or reasonably foreseeable by the Board as of July 29, 2024); and (ii) does not relate to (a) any Acquisition Proposal; or (b) the mere fact, in and of itself, that Enstar meets or exceeds any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results for any period ending on or after July 29, 2024, or changes after July 29, 2024 in the market price or trading volume of the Enstar Ordinary Shares or the credit rating of Enstar (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account).
Employee Matters
The Merger Agreement provides that from and after the Third Effective Time, Parent will honor all Enstar compensation and benefit plans and agreements in accordance with their terms, except that Parent may amend or terminate any such plan or agreement in accordance with its terms.
Parent will provide each employee of Enstar and its subsidiaries who remains employed with Enstar or its subsidiaries following the Third Effective Time (each, a “Company Employee”), for a period of one year following the Third Effective Time (or such shorter period that the Company Employee remains employed), (i) an annual base salary or wage rate that is no less favorable than the annual base salary or wage rate provided to the Company Employee immediately prior to the Third Effective Time, (ii) annual cash incentive compensation opportunities that are no less favorable in the aggregate to those provided to the Company Employee immediately prior to the Third Effective Time, (iii) long-term equity target incentive opportunities (including, as applicable, target amounts) that are no less favorable than those provided to the Company Employee immediately prior to the Third Effective Time (except that cash target incentive opportunities of equivalent value may be provided in lieu of equity target incentive opportunities), (iv) retirement, health and welfare benefits (excluding severance benefits, defined benefit pension plans, post-employment welfare benefit plans and nonqualified deferred compensation) that are substantially comparable in the aggregate to such retirement, health and welfare benefits provided to the Company Employee immediately prior to the Third Effective Time and (v) severance benefits that are no less favorable in the aggregate than those set forth in the confidential disclosure letter to the Merger Agreement.
For purposes of vesting, eligibility to participate and level of benefits under the employee benefit plans of Parent and its subsidiaries providing benefits to any Company Employee after the Third Effective Time (the “New Plans”), each Company Employee will be credited with his or her years of service with Enstar and its subsidiaries and their respective predecessors, to the same extent the Company Employee was entitled, before the Third Effective Time, to credit for such service under any similar Enstar benefit plan in which the Company Employee participated or was eligible to participate immediately prior to the Third Effective Time (other than with respect to benefit accrual under any defined benefit pension plan, for purposes of any post-employment welfare benefit plan, or to the extent that its application would result in a duplication of benefits). Parent will also cause (i) each Company Employee to be immediately eligible to participate, without any waiting time, in each New Plan to the extent the Company Employee was eligible to participate immediately prior to the Third Effective Time in an Enstar benefit plan providing analogous benefits (such Enstar benefit plans, collectively, the “Legacy Plans”), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Company Employee, all pre-existing condition exclusions and actively-at-work requirements of such New Plans to be waived for such Company Employee and his or her covered dependents, such that each Company Employee will be immediately eligible to participate, without any waiting time (unless such conditions would not have been waived under the Legacy Plans), and (iii) any eligible expenses incurred by a Company Employee and his or her covered dependents during the portion of the plan year of each Legacy Plan ending on the date the Company Employee’s participation in the corresponding New Plan begins will be taken into account under the New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to the Company Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with the New Plan.
If the Company has not paid outstanding annual cash incentive bonuses in respect of calendar year 2024 prior to the Third Closing Date, then Parent will pay, within 30 days after the Third Closing Date, to each Company Employee who remains employed on the Third Closing Date and who participates in an Enstar annual bonus plan, the Company Employee’s bonus for calendar year 2024 in an amount determined based on the actual level of attainment of the applicable performance criteria through the Third Effective Time or the last day of the performance period (as applicable), as determined in good faith prior to the Third Effective Time by the Human Resources and Compensation Committee of the Board.
If the Third Effective Time does not occur prior to March 1, 2025, the Human Resources and Compensation Committee of the Board will determine the annual cash incentive bonus opportunity for each Company Employee under each Enstar bonus plan with respect to calendar year 2025 in a manner consistent with past practice, except that the aggregate budgeted target cost under such bonus plans with respect to such calendar year 2025 annual cash incentive bonus opportunities does not exceed 105% of the aggregate budgeted target cost under the comparable Enstar bonus plans for calendar year 2024.
Conditions to the Closing of the Mergers
The respective obligations of the Enstar Parties, Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by law and agreed by the Parties, waiver) of each of the following conditions:
•
each of the Company Shareholder Approval and the shareholder approval of New Company Holdco being obtained; and

•
absence of (i) any judgment, temporary restraining order, preliminary or permanent injunction or other order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any governmental entity having jurisdiction over any Party that remains in effect, and (ii) any law promulgated, enacted, issued or deemed applicable to the Mergers by any governmental entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Mergers that remains in effect.

In addition, the obligations of Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by law and agreed by Parent and Parent Merger Sub, waiver) of the following additional conditions:
•
the Company having (i) complied with the covenant to not offer, authorize, issue, sell, transfer, pledge, dispose of or encumber any shares or other equity interests of the Company or its subsidiaries in all respects other than de minimis inaccuracies, (ii) performed in all material respects all of its obligations, covenants and agreements under the Merger Agreement required to be performed by it as of or prior to the First Effective Time and (iii) performed all of its obligations, covenants and agreements under the Merger Agreement required to be performed by it as of or prior to the Third Effective Time;

•
the representations and warranties of the Company relating to certain aspects of the Company’s corporate existence and power, authorization to enter into the Merger Agreement, compliance with its Memorandum of Association and Bye-Laws, brokers, its financial advisor’s opinion and compliance with takeover statutes being true and correct in all material respects at and as of the First Closing Date (i.e., the date on which the closing of the First Merger occurs) as if made at and as the First Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period);
•
the representations and warranties of the Company relating to certain aspects of the Company’s capitalization and shareholder rights agreements being true and correct in all respects as of the applicable Closing Date as if made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period) (other than with respect to certain aspects of the Company’s capitalization, de minimis inaccuracies);

•
the other representations and warranties of the Company set forth in the Merger Agreement being true and correct (disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the First Closing Date as if made at and as of the First Closing Date (except to the extent any such representation and warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, have not had a Company Material Adverse Effect;

•
since the date of the Merger Agreement until the First Effective Time, there not having occurred any Company Material Adverse Effect that is continuing;

•
receipt by Parent and Parent Merger Sub of a certificate executed on behalf of the Company by the Company’s Chief Executive Officer and Chief Financial Officer, dated as of the applicable Closing Date, confirming that the conditions to the obligations of Parent and Parent Merger Sub have been satisfied;

•
the expiration or termination of any applicable waiting period under certain specified antitrust law relating to each of the Mergers and the approvals and prior written non-disapprovals from certain specified governmental entities having been obtained, without the imposition of a Burdensome Condition; and

•
the absence of a Specified Debt Event of Default that has occurred and is continuing.

In addition, the obligations of the Company to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by law and agreed by the Company, waiver) of the following additional conditions:
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Parent having performed in all material respects all of its obligations, covenants and agreements under the Merger Agreement required to be performed by it as of or prior to the Third Effective Time;

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the representations and warranties of Parent and Parent Merger Sub set forth in the Merger Agreement being true and correct (disregarding for this purpose all “Parent Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Third Closing Date as though made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure to be so true and correct, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect;

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the receipt by the Company of a certificate of Parent, executed on its behalf by an authorized officer of Parent, dated as of the Third Closing Date, confirming that the conditions to the obligations of the Company have been satisfied;

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the expiration or termination of any applicable waiting period under certain specified antitrust law relating to each of the Mergers and the approvals and prior written non-disapprovals from certain specified governmental entities having been obtained, without the imposition of a Burdensome Condition; and

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the aggregate cash consideration that had been paid in respect of the First Merger having equaled the Aggregate First Merger Amount in full (provided that, if the aggregate cash consideration that had been paid or caused to be paid in the First Merger did not equal the Aggregate First Merger Amount, this condition may be satisfied by Parent, following delivery by Parent of a notice specifying that Parent will increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger).
Indemnification and Insurance
The Merger Agreement provides that Parent and the Third Surviving Company will (i) indemnify each Person who is, or has been at any time prior to the date of the Merger Agreement or who becomes prior to the Third Effective Time, a director, advisory director or officer of the Company or of any of its Subsidiaries, or who acts as a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director, advisory director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise (the “Indemnified Persons”) against all losses claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any proceeding to which such Indemnified Person is a party or is otherwise involved arising out of the fact that such Person is or was a director or officer of the Company or any of its Subsidiaries, a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or by reason of anything done or not done by such Person in any such capacity, to the extent pertaining to any act or omission occurring or existing at or prior to the Third Effective Time and whether asserted or claimed prior to, at or after the Third Effective Time (“Indemnified Liabilities”) and (ii) to the fullest extent permitted under applicable law or pursuant to the Company Bye-Laws, advance reasonable and documented out-of-pocket costs and expenses incurred by any Indemnified Person in connection with matters for which such Indemnified Persons are eligible to be indemnified by the Company, the Third Surviving Company or any of its Subsidiaries.
In addition, the Merger Agreement provides that, for a period of six years from the Third Effective Time, Parent and the Second Surviving Company will not amend, repeal or otherwise modify (i) any provision in the Company Memorandum of Association and the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (ii) any provision in any Contract of the Company or its Subsidiaries with any of their respective directors, advisory directors or officers in effect as of July 29, 2024 and made available to Parent, (iii) any provision in the organizational documents of the Third Surviving Company or (iv) any provision in the organizational documents of any subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case, in any manner that would adversely affect the rights thereunder of any Indemnified Person to indemnification with respect to Indemnified Liabilities, except to the extent required by applicable law. For a period of six years from the Third Effective Time, Parent will, and will cause the Third Surviving Company and its subsidiaries to, fulfill and honor any rights of any Indemnified Person to indemnification with respect to Indemnified Liabilities under (i) any provision in the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (ii) any provision in any contract of the Company or its subsidiaries with any of their respective directors, advisory directors or officers in effect as of July 29, 2024 and made available to Parent, (iii) any contract (including any employment agreement or indemnification agreement) in effect as of immediately prior to the Third Effective Time and made available to Parent, (iv) applicable law, (v) any provision in the organizational documents of the Third Surviving Company or (vi) any provision in the organizational documents of any subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case to the fullest extent permitted under applicable law.
The Merger Agreement also provides that, prior to the Third Effective Time, the Company will, and if the Company is unable to, Parent will cause the Second Surviving Company to, put in place effective as of the Third Effective Time, and prepay no later than immediately prior to the Third Closing, “tail” insurance policies with a claims reporting or discovery period of six years from the Third Effective Time with terms and conditions providing retentions, limits and other material terms that are no less favorable than the current directors’ and officers’ liability insurance policies maintained by the Company and its Subsidiaries with respect to matters, acts or omissions existing or occurring at or prior to the Third Effective Time (including the Transactions), subject to certain limits on the aggregate cost for such “tail” policy.

Other Covenants
Regulatory Efforts
The Company and Parent have agreed to use their respective reasonable best efforts to, among other things, (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) obtain as promptly as reasonably practicable all consents required to be obtained from any governmental entity that are necessary, proper or advisable to consummate the Transactions, including the specified consents, and (iii) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable law that may be asserted by, or proceeding by a governmental entity with respect to the Merger Agreement or the Transactions, as promptly as practicable, including to, and cause its affiliates to, use reasonable efforts to contest and resist any proceeding that has been instituted challenging the Transactions as violative of any antitrust law and to have vacated, lifted, reversed or overturned any judgment, temporary restraining order, preliminary or permanent injunction or other order, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.
In addition, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the receipt of such applicable required consent from the relevant governmental entity, Parent and its affiliates will not acquire or agree to acquire any assets or equity interests or take any other action in connection with any such acquisition (including to make any filing pursuant to antitrust laws or otherwise with any governmental entity), if the entering into of a definitive agreement relating to, or the consummation of, such transaction would reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any governmental entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (ii) materially increasing the risk of any governmental entity entering an judgment, temporary restraining order, preliminary or permanent injunction or other order prohibiting the consummation of the Transactions; or (iii) materially increasing the risk of not being able to remove any such judgment, temporary restraining order, preliminary or permanent injunction or other order on appeal or otherwise.
However, under the terms of the Merger Agreement, Parent and its affiliates will not be obligated to take or refrain from taking or to agree to it, its affiliates or any Company Party or its subsidiaries taking or refraining from taking, any action or to suffer to exist any limitation, action, restriction, condition or requirement which, individually or together with all other such limitations, actions, restrictions, conditions or requirements, would, or would reasonably be expected to, if implemented or effected, (i) result in a Parent Material Adverse Effect or a Company Material Adverse Effect (each as defined below) (determined without giving effect to the exclusions set forth in the definition of each of such terms and provided that, for this purpose, the business and the financial condition, results of operations and other financial metrics of Parent or any of its affiliates that is of a larger scale than the Company or its subsidiaries, taken as a whole, shall be deemed to be of the same scale as those of the Company and its subsidiaries, taken as a whole), (ii) result in a material adverse impact on the aggregate economic benefits, taken as a whole, reasonably anticipated from the Third Merger and the other Transactions by a reasonable purchaser that is a financial sponsor, (iii) impose any requirement on its affiliates (collectively, the “Parent Investor”) to make a contribution of capital to, or to provide any guarantee, capital maintenance or capital support arrangement for the benefit of, the Company or any of its subsidiaries or any insurance company in which Enstar directly or indirectly owns or controls less than 50% and at least 10% of the securities or ownership interests or (iv) impose any limitation, action, restriction, condition or requirement on Parent Investor or any of its affiliates other than Parent, the Company and their respective subsidiaries (any such limitation, action, restriction, condition or requirement, a “Burdensome Condition”).
Shareholders’ Meeting
The Company has agreed to take all necessary actions, including in accordance with applicable law, the organizational documents of the Company and the rules of NASDAQ, to duly call, give notice of, convene and hold the Special Meeting (including any adjournment, recess, reconvening or postponement thereof) as soon as reasonably practicable after the SEC Clearance Date (which will in no event be initially scheduled for a date that is later than the 45th day following the first mailing of this Proxy Statement to the holders of

Enstar Shares without the prior written consent of Parent) for the purpose of voting upon the approval of the Merger Agreement and the approval of the Mergers.
Notification of Certain Matters; Transaction Litigation
From July 29, 2024 until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, each of the Company and Parent have agreed to promptly notify the other Party of any written notice or other written communication received by the notifying Party or any of its affiliates or representatives from any person alleging that the consent of such person is or may be required in connection with the Transactions. Subject to applicable law, the Company will promptly notify Parent of (i) any shareholder demands, litigations, arbitrations or other similar actions (including derivative claims or notice of any demands received by the Company for appraisal of Dissenting Shares) commenced or, to the knowledge of the Company, threatened against the Company or any director or officer thereof relating to the Merger Agreement or any of the Transactions (collectively, the “Transaction Litigation”) and will keep Parent promptly and reasonably informed regarding any Transaction Litigation, or (ii) any proceeding commenced or, to the Company’s knowledge, threatened in writing against, relating to, involving or otherwise affecting the Company or any of its subsidiaries with respect to the Transactions that is reasonably likely to result in the failure of any of the closing conditions set forth in the Merger Agreement to be satisfied. Subject to applicable law, the Company and Parent will cooperate with the other in the defense or settlement of any Transaction Litigation, at each party’s sole cost and expense, and will in good faith consult with each other on a regular basis regarding the defense or settlement of such Transaction Litigation and will reasonably consider each other’s advice with respect to such Transaction Litigation, but only if it is not reasonably determined by either of the parties, upon the advice of counsel, that doing so could result in the loss of the ability to successfully assert any legal privilege or work product protection. Subject to applicable law, none of the Company or any of its subsidiaries will settle or offer to settle any Transaction Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent the settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement would not result in (a) the imposition of (x) any material obligation to be performed by, (y) any material liability on the Company (in excess of amounts reserved on the Company’s financial statements) or (z) any material restriction imposed against, the Company, Parent or any of their respective affiliates or the operation of their businesses following the Third Closing Date or (b) an increase in insurance premiums or a denial or termination of coverage under the Company’s existing policies.
Financing
Prior to the Third Closing, Parent will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the proceeds under the terms and conditions contemplated by the Debt Commitment Letter and the Preferred Equity Commitment Letter, respectively (including any “flex” provisions applicable thereto), or, in Parent’s sole discretion but subject to certain limitations set forth in the Merger Agreement, on other terms than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto).
Prior to the Third Closing, the Company will provide, and will cause each of its subsidiaries to provide, and will use reasonable best efforts to cause its and their respective representatives to provide, such cooperation in connection with the arrangement or consummation of the Debt Financing and the Preferred Equity Financing and, if requested, in seeking to obtain specified amendments to certain debt agreements of the Company and its subsidiaries as promptly as reasonably practicable after the of the Merger Agreement, including to use reasonable best efforts in:
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making available to Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources such financial and other pertinent information regarding the Company and each of its subsidiaries as may be reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources, including (i) such information as is necessary to allow Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources to prepare pro forma financial statements, lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and the Preferred Equity Financing and (ii) customary authorization letters (including customary representations with respect to accuracy of information and material non-public information);
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assisting with the preparation of lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and causing management and representatives of the Company and its subsidiaries (with appropriate seniority and expertise) to participate in a reasonable number of meetings, presentations, road shows, drafting sessions and due diligence sessions (in each case, including via video conference) with providers or potential providers of the Debt Financing and ratings agencies and otherwise assisting in the marketing efforts of Parent and its Debt Financing Sources;

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delivering, at least four business days prior to Closing, all documentation and other information as is reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources at least nine business days prior to closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230 to the Debt Financing Sources or Preferred Equity Financing Sources that has reasonably requested such certification);

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assisting with Parent’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees, collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and subject to the occurrence of the Third Closing;

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facilitating the pledging of, the granting of security interests in and obtaining perfection of any liens on collateral of the Company and its Subsidiaries (including, for the avoidance of doubt, providing stock certificates and stock powers with respect to outstanding certificated shares of the Company and its Subsidiaries (if any)), in each case, to the extent required under the Debt Commitment Letter and effective no earlier than the Third Closing; and

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furnishing Parent with the historical financial statements regarding Company and its subsidiaries as identified in and within the time periods required to satisfy certain conditions set forth in the Debt Commitment Letter and the Preferred Equity Commitment Letter, in each case, as in effect on July 29, 2024 and, in any event, no later than the Third Closing Date.

First Merger Cash Consideration
Unless otherwise prohibited by law or any governmental entity, from July 29, 2024 until the earlier to occur of the termination of the Merger Agreement and the time immediately prior to the First Effective Time, Enstar has agreed to (i) use commercially reasonable efforts to cause the Company to hold an amount in cash or liquid securities equal to the Aggregate First Merger Amount by December 31, 2024 (including, as necessary, by transferring or distributing cash out of subsidiaries), (ii) use commercially reasonable efforts to reserve such cash solely for the purpose of paying the full amount of the Aggregate First Merger Amount as consideration in the First Merger and (iii) not, and will cause its subsidiaries not to, take any action or omit to take any action for the purpose or knowingly with the effect of adversely affecting the ability of the Company to pay the First Merger Cash Consideration.
In addition, Enstar and New Company Holdco has agreed under the terms of the Merger Agreement to use reasonable best efforts to pay or cause to be paid aggregate cash consideration in the First Merger equal to the Aggregate First Merger Amount.
Termination of the Merger Agreement
The Merger Agreement may be terminated:
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prior to the Third Effective Time, by mutual written consent of Parent and the Company;

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prior to the First Effective Time by either the Company or Parent:

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if the Company Shareholder Approval has not been obtained by reason of the failure to obtain the required vote at the Special Meeting or any adjournment or postponement thereof (except that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement proximately caused, or resulted in, the failure to obtain the Company Shareholder Approval);

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if the Third Merger has not occurred by the Outside Date; provided, that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement proximately caused, or resulted in, the failure of the Third Merger to occur on or before the Outside Date provided, however, that if the Third Merger has not occurred by the Outside Date by reason of the applicable waiting period under any antitrust law or approvals and prior written non-approvals from applicable government entities not being received, and all other conditions in the Merger Agreement have been satisfied (other than those conditions that by their terms are to be satisfied at the applicable Closing, each of which is capable of being satisfied at the applicable Closing) or (to the extent permitted by law) waived, the Outside Date will be automatically extended by six (6) months. If the Third Closing has not occurred by the Outside Date (as the same may be extended pursuant to the foregoing by reason of a Specified Debt Event of Default), the Outside Date will be automatically extended to the date that is 60 calendar days following the date on which Enstar or any of its subsidiaries is notified of a Debt Event of Default; provided, further, that the right to terminate the Merger Agreement shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under the Merger Agreement has proximately caused, or resulted in, the failure of the Third Merger to occur on or before the Outside Date; or

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if there is (i) any judgment, temporary restraining order, preliminary or permanent injunction or other order that enjoins or otherwise prevents the consummation of the Mergers issued by any governmental entity having jurisdiction over any party that remains in effect and is final and nonappealable or (ii) any law promulgated, enacted, issued or deemed applicable to the Mergers by any governmental entity having jurisdiction over any party that prohibits or makes illegal the consummation of the Mergers that remains in effect; provided, that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation or warranty or whose failure to perform any obligation, covenant or agreement under the Merger Agreement proximately caused, or resulted in, the issuance of such judgment, temporary restraining order, preliminary or permanent injunction or other order or the promulgation, enactment, issuance or deemed applicability of such law or the failure of such judgment, temporary restraining order, preliminary or permanent injunction or other order or law to be resolved, resisted or lifted;

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prior to the First Effective Time by Parent:

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if at any time prior to, but not after, the time the Company Shareholder Approval is obtained, there has been a Board Recommendation Change;

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if (i) there has been a breach or failure to perform by the Company of any of its representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, which breach or failure would result in a failure to satisfy certain conditions to the obligations of Parent to consummate each of the Mergers and (ii) such breach or failure to perform is incapable of being cured prior to the Outside Date or, if capable of being cured prior to the Outside Date, is not cured by the earlier of (a) 30 calendar days after Parent gives written notice of such breach to the Company and (b) the Outside Date (a “Company Terminable Breach”), but only if Parent or Parent Merger Sub are not then in Parent Terminable Breach; or

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if there is a Specified Debt Event of Default that is continuing and is incapable of being cured prior to the Outside Date or, if capable of being cured, has not been cured by the Outside Date; and

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prior to the First Effective Time by the Company:

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at any time prior to the No-Shop Period Start Date, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (i) the Company has not materially breached its non-solicitation obligations under the Merger Agreement with respect to such Superior Proposal and (ii) concurrently, with and as a condition to, any such termination, the Company pays or causes to be paid to Parent the Go-Shop Termination Fee pursuant to the Merger Agreement;

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at any time after the No-Shop Period Start Date but prior to receipt of the Company Shareholder Approval, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (i) the Company has not materially breached its non-solicitation obligations under the Merger Agreement with respect to such Superior Proposal and (ii) concurrently, with and as a condition to, any such termination, the Company pays or causes to be paid to Parent the Company Termination Fee pursuant to the Merger Agreement;

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if (i) there has been a breach or failure to perform by Parent of any of its representations, warranties, obligations, covenants or agreements contained in the Merger Agreement, which breach or failure result in a failure to satisfy certain conditions to the obligations of Company to consummate each of the Mergers and (ii) such breach or failure to perform is incapable of being cured prior to the Outside Date or, if capable of being cured prior to the Outside Date, is not cured by the earlier of (a) 30 calendar days after the Company gives written notice of such breach to Parent and (b) the Outside Date (a “Parent Terminable Breach”), and the Company is not then in Company Terminable Breach;

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if (i) all of the conditions to Parent’s obligations to consummate each of the Mergers (other than those conditions that by their nature are to be satisfied by actions taken at the First Closing, but subject to such conditions being able to be satisfied) have been and continue to be satisfied, (ii) the First Merger fails to be consummated on the date the First Closing should have occurred pursuant to the Merger Agreement, (iii) the Company has provided irrevocable written notice to Parent at least two business days prior to such termination that all conditions to the Company’s obligations to consummate each of the Mergers have been satisfied (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the fulfillment or valid waiver of those conditions at the First Closing; provided, that such conditions are capable of being satisfied if the First Closing were to occur at such time) or that it is willing to waive any of such unsatisfied conditions and that it is prepared, willing and able to effect the First Closing and will effect the First Closing, (iv) the Company has notified Parent in writing that it is ready, willing and able to consummate the Transactions and (v) the First Merger has not been consummated by the end of the later of (a) the tenth business day following the date of delivery of such notice and (b) the date on which the First Closing would have occurred pursuant to the Merger Agreement; or

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if prior to the First Closing, the Company reasonably determines in good faith that it is reasonably likely that the Aggregate First Merger Amount will not equal $500 million, provided that, at least ten business days prior to any such termination, the Company will provide Parent with written notice of its intention to terminate, and if, within ten business days following notice thereof, Parent elects by notice to the Company to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger without any such increase, as reasonably determined in good faith by the Company, and Parent delivers an irrevocable commitment to the Company with respect to such increase within ten business days following delivery of Parent’s written notice, such termination right would no longer be available to the Company.

Company Termination Fee
If the Merger Agreement is validly terminated in specified circumstances, the Company may be required to pay the Company Termination Fee.

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If the Merger Agreement is terminated by (i) Parent because there have been a Board Recommendation Change prior to the receipt of the Company Shareholder Approval during the Go-Shop Period, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (ii) the Company prior to the No-Shop Period Start Date in order to enter into a definitive written agreement providing for a Superior Proposal (but only if the Company has not materially breached its non-solicitation obligations under the Merger Agreement), then the Company will pay or cause to be paid to Parent (or its designee) the Go-Shop Termination Fee equal to $102 million in cash by wire transfer of immediately available funds to an account designated by Parent in the case of clause (i), not later than the second business day following such termination and, in the case of clause (ii), concurrently with such termination.

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If Merger Agreement is terminated by (i) Parent because there have been a Board Recommendation Change prior to the receipt of the Company Shareholder Approval (a) after the No-Shop Period Start Date, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (b) at any time as a result of a Board Recommendation Change arising out of an Intervening Event or (ii) the Company after the No-Shop Period Start Date in order to enter into a definitive written agreement providing for a Superior Proposal (but only if the Company has not materially breached its non-solicitation obligations under the Merger Agreement), then the Company will pay or cause to be paid to Parent (or its designee) the Company Termination Fee equal to $145 million in cash by wire transfer of immediately available funds to an account designated by Parent, in the case of clause (i), not later than the second business day following such termination and, in the case of clause (ii), concurrently with such termination.

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If (i) after the date of the Merger Agreement, an Acquisition Proposal has been made to the Company or has been publicly made directly to the Enstar shareholders generally or has otherwise become publicly known (and, in any such case, whether or not such Acquisition Proposal is conditional or withdrawn), (B) thereafter, the Merger Agreement is terminated by Parent or the Company because the Company Shareholder Approval was not obtained or the Third Closing had not yet occurred by the Outside Date, and (C) prior to the date that is 12 months after such termination, the Company consummates an Acquisition Proposal or the Company enters into a definitive agreement with respect to an Acquisition Proposal, then the Company will pay or cause to be paid to Parent the Company Termination Fee equal to $145 million in cash by wire transfer of immediately available funds to an account designated by Parent upon the earlier of (i) the date of consummation of such Acquisition Proposal or (ii) the entry into a definitive agreement with respect to such Acquisition Proposal. For purposes of clause (C), all references to “15% or more” in the definition of “Acquisition Proposal” will be deemed to be references to “more than 50%”.

Parent Termination Payments
If the Merger Agreement is validly terminated in specified circumstances, Parent may be required to pay the Parent Termination Fee or the Debt Event of Default Termination Fee.
Parent Termination Fee
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If the Merger Agreement is terminated by the Company (i) because of a Parent Terminable Breach or (ii) because (a) all of the conditions to Parent’s obligations to consummate each of the Mergers (other than those conditions that by their nature are to be satisfied by actions taken at the First Closing, but subject to such conditions being able to be satisfied) have been and continue to be satisfied, (b) the First Merger fails to be consummated on the date the First Closing should have occurred pursuant to the Merger Agreement, (c) the Company has provided irrevocable written notice to Parent at least two business days prior to such termination that all conditions to the Company’s obligations to consummate each of the Mergers have been satisfied (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the fulfillment or valid waiver of those conditions at the First Closing; provided, that such conditions are capable of being satisfied if the First Closing were to occur at such time) or that it is willing to waive any of such unsatisfied conditions and that it is prepared, willing and able to effect the First Closing and will effect the First Closing, (d) the Company has notified Parent in writing that it is ready, willing and able to consummate the Transactions and (e) the First Merger has not been consummated by the end of the later of (x) the tenth business day following the date of delivery of such notice and (y) the date on which the First Closing would have occurred pursuant to the Merger Agreement (a “Financing Failure”), then Parent will pay or cause to be paid to the Company the Parent Termination Fee equal to $265 million in cash by wire transfer of immediately available funds to the Company not later than the fifth business day following such termination.
Debt Event of Default Termination Fee
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If the Merger Agreement is terminated by Parent because there occurred a Specified Debt Event of Default and is continuing, and in such case such Specified Debt Event of Default will be incapable of being cured prior to the Outside Date, as reasonably determined by the Company following consultation, in good faith, with Parent, which determination shall be conclusive, or if capable of being cured prior to the Outside Date, will not have been cured by the Outside Date, Parent will pay or cause to be paid to the Company the Debt Event of Default Termination Fee equal to $96.5 million in cash by wire transfer of immediately available funds to the Company not later than the fifth business day following such termination.

Specific Performance
Parent, Parent Merger Sub or the Enstar Parties, as applicable, are entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the Merger Agreement by the other parties, as applicable, and to specific performance by the other parties, as applicable, of the terms and provisions of the Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other parties, as applicable, under the Merger Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. However, under no circumstances will any of the Enstar Parties be permitted or entitled to receive both the payment of monetary damages of any kind (including the Parent Termination Fee or the Debt Event of Default Termination Fee) and a grant of specific performance.
The Enstar Parties’ right to seek specific performance in order to force Parent and Parent Merger Sub to consummate the Closing (or the Equity Investors to fund the Equity Financing under the Equity Commitment Letter) is available under the Merger Agreement if, and only if, each of the following conditions has been satisfied:
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all conditions to the obligations of Parent and Parent Merger Sub contained in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Third Closing, but subject to the fulfillment of those conditions at the Third Closing; provided, that such conditions are capable of being satisfied if the Third Closing were to occur at such time) have been and continue to be satisfied;

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the Debt Financing (or, if alternative debt financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Debt Financing have been satisfied and the full amount of the Debt Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing; provided, that, if the Debt Financing has not been funded and will not be funded at the Third Closing for any reason (including a breach of the Merger Agreement), the Enstar Parties shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;

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the Preferred Equity Financing (or, if alternative preferred equity financing is being used in accordance with the Merger Agreement, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Preferred Equity Financing have been satisfied and the full amount of the Preferred Equity Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Preferred Equity has not been funded and will not be funded at the Third Closing for any reason (including a breach of the

Merger Agreement), the Company shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing;
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Parent has failed to consummate the Third Closing on the date when it would be required under the Merger Agreement; and

•
the Company has irrevocably confirmed in writing to Parent that (i) if specific performance were granted and the Financing were funded, then the Third Closing would occur substantially simultaneously with the drawdown of the Equity Financing, the Debt Financing and the Preferred Equity Financing (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (ii) the Company is prepared, willing and able to effect the Third Closing and the other Transactions.

Limitations of Liability
In no event will the Company be entitled to monetary damages against Parent of any kind (including in connection with Willful and Material Breach or fraud), in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee with respect to, the Merger Agreement, the Equity Commitment Letter, the Guarantee or the Transactions. In no event will the Company be liable for any amount under the Merger Agreement in excess of the Company Termination Fee (including in connection with Willful and Material Breach or fraud).
Fees and Expenses
Except in specified circumstances, whether or not the Mergers are completed, Enstar, on the one hand, and Parent, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the Transactions.
Amendment
The Merger Agreement may be amended prior to the Third Closing Date if, and only if, such amendment is in writing and signed by the Enstar Parties, Parent and Parent Merger Sub. However, after the approval of the Merger Agreement by Enstar shareholders, no amendment that by law requires further approval by such shareholders may be made without such approval.
Governing Law
The Merger Agreement is governed by Delaware law, without giving effect to any law, rule, or provision that would cause the application of any law other than Delaware Law.

ROLLOVER AND SUPPORT AGREEMENTS
In connection with entering into the Merger Agreement, on July 29, 2024, Parent and certain of its affiliates entered into the Rollover and Support Agreements with the CEO and JCF (together with the CEO, the “Reinvesting Shareholders”). Under the Rollover and Support Agreements, the Reinvesting Shareholders have agreed to vote or execute consents with respect to the Reinvesting Shares in favor of the Mergers, subject to certain terms and conditions contained therein. In addition, the Reinvesting Shareholders have agreed to reinvest certain of their Enstar Shares into a non-voting ownership interest in a parent company of Parent.
Pursuant to the Rollover and Support Agreements, among other things, each Reinvesting Shareholder will contribute certain ordinary shares of the Second Surviving Company owned by the Reinvesting Shareholders to an indirect parent company of Parent in exchange for equity interests in such indirect parent company of Parent, which contribution and exchange will happen immediately after the Second Effective Time and prior to the Third Effective Time and the Reinvesting Shareholders will indirectly own approximately 6.44% of Parent through such indirect parent company thereafter. As a result of the Mergers, the Enstar Ordinary Shares held by the Reinvesting Shareholders immediately prior to the First Closing will be cancelled and extinguished without any conversion thereof or consideration paid therefor.
The consummation of the exchange of Enstar Ordinary Shares contemplated by the Rollover and Support Agreements is subject to (i) the satisfaction, or written waiver (to the extent permitted) by the parties to the Merger Agreement of all conditions to the obligation of the parties to consummate each Merger and the transactions contemplated by the Merger Agreement that are to occur at each Closing as set forth in Article XI of the Merger Agreement, and (ii) each party to the Merger Agreement being ready, willing and able to consummate each of the Mergers immediately following the consummation of the transactions contemplated by the Rollover and Support Agreements (the “Reinvestment Closing”).
The Rollover and Support Agreement executed by the CEO will terminate automatically upon the earlier of (i) the termination of the Merger Agreement and (i) the Third Effective Time. The Rollover and Support Agreements executed by JCF will terminate upon the earliest of (a) the termination of the Merger Agreement, (b) the effective time of the Reinvestment Closing and (c) the termination of the equity commitment letter dated as of July 29, 2024 between JCF and TopCo.

PROPOSAL 4: ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS
The Merger-Related Compensation Proposal
Section 14A of the Exchange Act and Rule 14a-21 thereunder, which were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, require that Enstar provide Enstar shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the payment of certain compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers, as disclosed in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of this Proxy Statement.
Enstar shareholders are asked to indicate their approval of the compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers. These payments are set forth in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of this Proxy Statement and the accompanying footnotes. In general, the various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of the Company’s overall compensation program for its named executive officers, and previously have been disclosed to Enstar shareholders as part of the “Compensation Discussion and Analysis” and related sections of the Company’s annual proxy statements. These arrangements were adopted and approved by the Human Resources and Compensation Committee of the Board, which is composed solely of independent directors, and are believed to be reasonable and in line with marketplace norms.
Accordingly, Enstar is seeking approval of the following resolution at the Special Meeting:
“RESOLVED, that the shareholders of Enstar Group Limited approve, ratify and confirm, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Mergers as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Special Factors — Interests of the Directors and Executive Officers of Enstar in the Mergers — Golden Parachute Compensation” beginning on page 96 of the Company’s Proxy Statement for the Special Meeting of Enstar shareholders.”
Enstar shareholders should note that this proposal is not a condition to consummation of the Mergers, and as an advisory vote, the result will not be binding on Enstar, the Board or Parent. Accordingly, regardless of the outcome of the advisory vote, if the Mergers are consummated, the Company’s named executive officers will be eligible to receive the compensation that is based on, or otherwise relates to, the Mergers in accordance with the terms and conditions applicable to those payments.
Vote Required
The vote on the Merger-Related Compensation Proposal is a vote separate and apart from the vote on the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Merger-Related Compensation Proposal and vice versa. Because the vote on the Merger-Related Compensation Proposal is advisory only, it will not be binding on Enstar. Accordingly, if the Merger Agreement is approved by the Enstar shareholders, and the Mergers are completed, the compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if the Enstar shareholders fail to approve the Merger-Related Compensation Proposal.
The affirmative vote of a majority of the votes cast by holders of outstanding Enstar Ordinary Shares present at the Special Meeting (in person or by proxy) is required to approve the Merger-Related Compensation Proposal. Abstentions will not have any effect on the proposal to approve the Merger-Related Compensation Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER-RELATED COMPENSATION PROPOSAL.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal
Enstar shareholders are being asked to approve a proposal that will give Enstar authority from the Enstar shareholders to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal.
If a new record date is or must be fixed under law, a notice of the adjourned meeting must be given to each Enstar shareholder of record as of the new record date and who is otherwise entitled to notice of and vote at such meeting.
If the Special Meeting is adjourned, Enstar shareholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the Special Meeting Proposals. At any adjourned meeting, any business may be transacted which might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.
Vote Required
The affirmative vote of a majority of the votes cast by holders of issued and outstanding Enstar Ordinary Shares and Enstar Preferred Shares, voting together as a single class, present at the Special Meeting (in person or by proxy) is required to approve the Adjournment Proposal. Abstentions will not have any effect on the proposal to approve the Adjournment Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS
No provision has been made (i) to grant the Enstar unaffiliated security holders access to the corporate files of Enstar, any other party to the Mergers or any of their respective affiliates, or (ii) to obtain counsel or appraisal Enstar at the expense of Enstar or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING ENSTAR
Company Background
Enstar, which was formed in 1993, is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. Enstar was formed in 1993, as one of the world’s first standalone “run-off” insurance companies. Enstar Ordinary Shares are listed on NASDAQ under the symbol “ESGR” and depositary shares, each representing a 1/1,000th interest in our Series D Preferred Shares or our Series E Preferred Shares are listed under the symbols, “ESGRP”, and “ESGRO”, respectively, on NASDAQ. Enstar’s executive offices are located at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. Enstar’s telephone number is (441) 292-3645 and its corporate website is http://www.enstargroup.com. The information contained in, or that can be accessed through, Enstar’s website is not part of, or incorporated by reference into, this Proxy Statement.
Enstar Directors and Executive Officers
The Board currently consists of twelve members. The persons listed below are Enstar’s directors and executive officers as of the date of this Proxy Statement. The Merger Agreement provides, however, that the directors of Parent Merger Sub immediately prior to the Third Effective Time will be the initial directors of Enstar, as the Third Surviving Company, immediately following the Third Merger. The Merger Agreement provides that the officers of Parent Merger Sub immediately prior to the Third Effective Time will be the initial officers of Enstar, as the Third Surviving Company, immediately following the Third Merger. Following the Third Merger, each such executive officer will serve until a successor is duly elected or appointed and qualified or until the earlier of his or her death, incapacitation, retirement, resignation or removal, as the case may be.
During the past five years, neither Enstar nor any of Enstar’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Enstar nor any of Enstar’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. The ages given below are as of April 26, 2024. Each of the individuals listed below can be reached at A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.
Name	Age	Citizenship	Current Position and Office
B. Frederick Becker	77	US citizen	Director, Chairman of the Human Resources and Compensation Committee, Chairman of the Nominating and Governance Committee, Member of the Audit Committee
Sharon A. Beesley	67	British, Canadian and Irish citizen	Director, Member of the Nominating and Governance Committee
Robert J. Campbell	75	US citizen	Director, Chairman of the Board of Directors, Chairman of the Audit Committee, Chairman of the Investment Committee, Chairman of the Executive Committee, Member of the Human Resources and Compensation Committee, Member of the Nominating and Governance Committee
James D. Carey	58	US citizen	Director, Member of the Investment Committee
Susan L. Cross	64	US citizen	Director, Member of the Audit Committee, Member of the Risk Committee
Hans-Peter Gerhardt	68	German citizen	Director, Member of the Human Resources and Compensation Committee, Member of the Risk Committee, Member of the Executive Committee

Name	Age	Citizenship	Current Position and Office
Orla Gregory	50	Irish citizen	Director
Myron Hendry	75	US citizen	Director, Member of the Nominating and Governance Committee, Member of the Risk Committee
Paul J. O’Shea	66	Bermuda and Irish citizen	Director, Member of the Executive Committee
Hitesh Patel	63	UK citizen	Director, Chairman of the Risk Committee, Member of the Audit Committee, Member of the Nominating and Governance Committee
Dominic Silvester	63	UK citizen	Director, Member of the Investment Committee, Member of the Executive Committee
Poul A. Winslow	58	Canadian and Danish citizen	Director, Member of the Human Resources and Compensation Committee, Member of the Investment Committee, Member of the Executive Committee
Enstar Officers
Name	Age	Citizenship	Current Position and Office
Dominic Silvester	63	UK citizen	Chief Executive Officer, Director
Orla Gregory	50	Irish citizen	President, Director
Nazar Alobaidat	46	US citizen	Chief Investment Officer
Paul Brockman	51	UK and US citizen	Chief Operating Officer
Audrey Taranto	44	US citizen	General Counsel & Corporate Secretary
Matthew Kirk	50	US citizen	Chief Financial Officer
David Ni	40	US Citizen	Chief Strategy Officer
Laurence Plumb	40	UK citizen	Chief of Business Operations
Seema Thaper	43	UK citizen	Chief Risk Officer
Below is information about Enstar’s executive officers:
Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.
Orla Gregory was appointed President in March 2023. She previously served as Enstar’s Chief Operating Officer from July 2016 to March 2023 and concurrently as Enstar’s Chief Financial Officer from September 2021 to March 2023. Since joining Enstar in 2003, Ms. Gregory has held increasingly senior roles, including Chief Integration Officer from 2015 to 2016, Executive Vice President of Mergers and Acquisitions of Enstar’s subsidiary, Enstar Limited, from 2014 to 2015, Senior Vice President of Mergers and Acquisitions from 2009 to 2014, and Financial Controller from 2003 to 2009. Ms. Gregory previously served as a Financial Controller of Irish European Reinsurance Company Ltd. in Ireland, an Investment Accountant with Ernst & Young Bermuda, and as a Financial Accountant for QBE Insurance & Reinsurance (Europe) Limited.
Nazar Alobaidat joined the Company as Chief Investment Officer in 2016. He formerly served as Managing Director and CIO of AIG Property Casualty’s U.S., Canada and Bermuda regions and was with AIG from 2009 – 2016. Prior to that, he served as Vice President within the investment banking division of Lehman Brothers and Barclays Capital, specializing in derivatives and financing transactions for corporate clients of the investment bank. He previously served in the capital markets group of Deloitte from 2001 – 2006. Mr. Alobaidat is a Certified Public Accountant with a master’s degree from the University of Florida.

Paul Brockman was appointed Group Chief Operating Officer in March 2023 and held the role of Interim CEO of Enstar (EU) Limited from January 2024 to August 2024. Mr. Brockman joined the Company in 2012 and has held several senior positions during this time, including as Group Chief Claims Officer from September 2020 to January 2024, and as President and Chief Executive Officer of Enstar (US) Inc. (“Enstar US”) from July 2016 to September 2020. He also served as President and Chief Operating Officer of Enstar US from November 2014 to July 2016, and as Senior Vice President, Head of Commutations for Enstar US from October 2012 to November 2014. Before joining the Company, he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London.
Audrey Taranto has served as General Counsel since February 2019. From June 2017 to February 2019, she served as Group Head of Legal and from April 2012 to June 2017 as SVP, Securities Counsel. She continues to serve as the Company’s Corporate Secretary, a position she has held since 2012. Prior to 2012, she was Senior Counsel and Assistant Corporate Secretary at Cigna Corporation and an Associate in the corporate department of Drinker Biddle & Reath LLP.
Matthew Kirk was appointed Chief Financial Officer in March 2023. Mr. Kirk, who joined the Company in April 2020, served as Group Treasurer from April 2020 to February 2023, where he was responsible for raising and efficiently allocating capital and liquidity across the Group. Previously, Mr. Kirk held executive roles at Sirius International Insurance Group, including Group Treasurer and Head of Investor Relations, and President, Managing Director of Sirius Investment Advisors. Mr. Kirk was also an Assurance and Business Advisory Manager at Arthur Andersen. Mr. Kirk holds a B.S. in Accounting from the University of Delaware and an MBA from Columbia University. He is also a Certified Public Accountant (inactive).
David Ni was appointed Chief Strategy Officer in May 2022. Mr. Ni, who joined the Company in 2019, served as Executive Vice President, Mergers & Acquisitions from 2019 to 2022. Prior to joining the Company, Mr. Ni spent his career as an investment banker working in the U.S. and in Asia, and was a Managing Director at Deutsche Bank with responsibility for leading M&A in financial services. Prior to that, he was with Goldman Sachs for more than 10 years covering the financial services sector. Mr. Ni graduated with a Bachelor’s degree from Harvard.
Laurence Plumb was appointed Chief of Business Operations in May 2022. Mr. Plumb, who joined the Company in April 2020, served as Director of Operational Performance from April 2020 to May 2021, and Deputy Group COO from May 2021 to May 2022. Previously, Mr. Plumb worked in Financial Services in London for more than 13 years, focused on Financial Planning and Analysis and Capital Management at the Global Health Insurer BUPA and at RSA Insurance Group. He trained in Deloitte’s Insurance and Investment Management Audit Practice and is a Fellow Chartered Accountant (FCA) of the Institute of Chartered Accountants in England and Wales (ICAEW). Mr. Plumb graduated with a Master’s degree in Modern Languages from Cambridge University.
Seema Thaper was appointed Chief Risk Officer in September 2021. Ms. Thaper, who joined the Company in July 2019, served as Deputy Chief Transaction Actuary from July 2019 to January 2020, and as Chief Transaction Actuary from January 2020 to September 2021. Prior to joining the Company, Ms. Thaper was a Director in Deloitte’s Actuarial Insurance practice leading the UK General Insurance Actuarial Advisory team. With more than 15 years of consulting experience before joining the Company, her work has spanned across a broad cross section of the P&C Insurance market. Ms. Thaper is a Fellow of the Institute and Faculty of Actuaries.
Non-Employee Directors
Below is information about Enstar’s non-employee directors:
B. Frederick Becker has served as a director since 2015. Mr. Becker has over 45 years of experience in the insurance and healthcare industries. He served as Chairman of Clarity Group, Inc., a company he co-founded more than 18 years ago that specialized as a healthcare professional liability and risk management service provider until it was sold in early 2020. Prior to co-founding Clarity Group, Inc., he served as

Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia. He began his career as a practicing attorney.
Sharon A. Beesley has served as a director since 2021. Ms. Beesley currently serves as the Managing Partner of BeesMont Law Limited, a Bermuda-based commercial law firm, which she established in 2008. She also serves as Chief Executive Officer of BeesMont Consultancy Limited, a Bermuda-based consultancy business, a position she has held since 2000, and as Chair of Aester Limited, a Bermuda regulated corporate services provider. Ms. Beesley previously served as a Director on the Board of the Bermuda Monetary Authority from 2016 to 2021. Prior to 2000, Ms. Beesley was engaged in private legal practice in Bermuda and other international jurisdictions.
Robert J. Campbell has served as a director since 2007. Mr. Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990. Mr. Campbell is a director and chairman of the Audit Committee of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a global agricultural technologies company, which was publicly traded until March 2023. From 2015 through 2017, he was also a director of Boulevard Acquisition Corp. II, a blank check company that completed its initial public offering in September 2015. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.
James D. Carey has served as a director since 2013. Mr. Carey is Co-Chief Executive Officer of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which target investments in companies in the global financial services industry and related sectors. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from its formation in 2001 until the Company became publicly traded in 2007. Mr. Carey previously has served as a director of other publicly traded companies, including Focus Financial Partners and HireRight Holdings corporation, and currently serves on the boards of certain privately held portfolio companies of the Trident Funds. He previously served as non-executive chairman of PARIS RE Holdings Limited and as a director of Alterra Capital Holdings Limited, Cunningham Lindsay Group Limited, Lockton International Holdings Limited, and Privilege Underwriters, Inc.
Susan L. Cross has served as a director since October 2020. Ms. Cross served as Executive Vice President and Global Chief Actuary at XL Group (now AXA XL), from 2008 to 2018, and prior to that served as Senior Vice President and Chief Actuary of various operating segments since 1999. Ms. Cross currently serves as a non-executive director at Unum Group, a Fortune 500 publicly held insurance company and leading provider of financial protection benefits, where she sits on the Audit Committee and Risk and Finance Committee. Previously, she has served on the boards of IFG Companies, American Strategic Insurance and several XL subsidiaries, including Mid Ocean Limited and XL Life Ltd.
Hans-Peter Gerhardt has served as a director since 2015. Mr. Gerhardt served as the Chief Executive Officer of Asia Capital Reinsurance Group from October 2015 through June 2017. He has served continuously in the reinsurance industry since 1981. He is the former Chief Executive Officer of PARIS RE Holdings Limited, serving in that position from the company’s initial formation in 2006 through the completion of its merger into Partner Re Ltd. in June 2010. He previously served as the Chief Executive Officer of AXA Re from 2003 to 2006, also serving as Chairman of AXA Liabilities Managers, the AXA Group’s run-off operation, during that time. Mr. Gerhardt served as a non-executive director of StarStone Holdings Ltd. and of African Risk Capacity (all privately held). He previously served as a non-executive director of Tokio Millenium Re and Tokio Marine Kiln as well as Asia Capital Reinsurance Group (until May 2017) and as an independent director of Brit Insurance Holdings PLC until the company’s acquisition by Fairfax Financial Holdings in 2015.
Myron Hendry has served as a director since 2019. Mr. Hendry most recently served as an executive advisor to AXA on integration matters. He previously served as the Executive Vice President and Chief Platform Officer for XL Catlin from 2009-2018, where he was responsible, on a Global basis, for Technology, Operations, Real Estate, Procurement, Continuous Improvement Programs and XL Catlin’s Service

Centers in India and Poland. He also served as Director on the XL India Business Services Private Limited Board, and he was the Chairman of the XL Catlin Corporate Crisis Committee responsible for Disaster Recovery and Business Continuity. Mr. Hendry was the founder of the XL Catlin’s Leadership Listening Program. Throughout his career, he also held technology, operational and claims leadership roles at Bank of America’s Balboa Insurance Group, Safeco Insurance and CNA Insurance.
Paul J. O’Shea has served as a director since 2001. Mr. O’Shea retired as President of the Company in March 2023, a position he held since December 2016. He previously served as Executive Vice President and Joint Chief Operating Officer of the Company since its formation in 2001 and has also been a director throughout this time. He has led Enstar’s mergers and acquisitions operations, including overseeing its transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic Silvester in his run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994. Mr. O’Shea serves as the Company’s director representative on the board of directors of Core Specialty Holdings, a privately held property casualty insurer.
Hitesh Patel has served as a director since 2015. Mr. Patel is an Independent Non-Executive director who serves on boards of a number of financial services companies as detailed below. Mr. Patel has over 30 years of experience working in the insurance industry, having served in the United Kingdom as KPMG LLP’s Lead Partner on Insurance Accounting and Regulatory Services from 2000 to 2007. He served as Chief Executive Officer of Lucida, plc, a UK life insurance company, and prior to that as its Finance Director and Chief Investment Officer. He originally joined KPMG in 1982 and trained as an auditor. Mr. Patel is the Independent Non-Executive Chairman of Capital Home Loans Limited (appointed October 2015), a privately held buy-to-let mortgage provider, and of Augusta Ventures Holdings Limited (appointed December 2020), a privately held litigation finance provider. He is also a non-executive director of Landmark Mortgages Limited (appointed May 2016), a privately held master servicer and legal title holder providing oversight of mortgage loans secured on residential properties and unsecured loans. Until December 2019, Mr. Patel served as a non-executive director at Aviva Life Holdings UK Ltd and Aviva Insurance Limited (subsidiaries of Aviva plc) and as Chairman of its Audit Committee and member of the Risk and Investment Committees.
Poul A. Winslow has served as a director since 2015. Mr. Winslow is President of Leaf Creek Advisors Inc., a privately held strategic consultancy for investment management firms, a role he has held since May 2022. Mr. Winslow previously served as Senior Managing Director & Global Head of Capital Markets and Factor Investing of the CPPIB, from 2018 until his retirement in May 2022. Previously Mr. Winslow served as Head of External Portfolio Management and Head of Thematic Investing for CPP Investments. Prior to joining CPPIB in 2009, Mr. Winslow had several senior management and investment roles at Nordea Investment Management in Denmark, Sweden and the United States. He also served as the Chief Investment Officer of Andra AP-Fonden (AP2) in Sweden. Mr. Winslow is a director of the International Centre of Pension Management (ICPM), a global independent non-profit network of pension organizations that focuses on fostering long-term investing, strengthening governance of pension investments, and improving design and governance of pension schemes. He is also a director of Exowave ApS, a privately held Danish wave energy startup. Mr. Winslow served as a director for the Standards Board for Alternative Investments, an international standard-setting body for the alternative investment industry, from September 2015 to June 2022. He also previously served as a director of Viking Cruises Ltd., a private company, from 2016 to 2018.
Deer Ltd. (New Company Holdco) Background
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of New Company Holdco. During the past five years, neither New Company Holdco nor any of New Company Holdco’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither New Company Holdco nor any of New Company Holdco’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the current business address of each person is A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda, and its telephone number is (441) 278-1404. New Company Holdco is an exempted company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transactions contemplated by the Merger Agreement. The sole shareholder of New Company Holdco is Enstar.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Elizabeth DaSilva, Director	Bermuda, Portugal, United Kingdom	Bermuda Chief Operating Officer, Enstar Limited and Director of Group Legal Management, Enstar
Robert Morgan, Director	United Kingdom	Bermuda Chief Executive Officer, Enstar Limited and VP, Mergers and Acquisitions, Enstar
Deer Merger Sub Ltd. (Company Merger Sub) Background
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Company Merger Sub. During the past five years, neither Company Merger Sub nor any of Company Merger Sub’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Company Merger Sub nor any of Company Merger Sub’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the current business address of each person is Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, and its telephone number is (441) 278-1404. Company Merger Sub is an exempted company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transactions contemplated by the Merger Agreement. The sole shareholder of Company Merger Sub is New Company Holdco.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Elizabeth DaSilva, Director	Bermuda, Portugal, United Kingdom	Bermuda Chief Operating Officer, Enstar Limited and Director of Group Legal Management, Enstar
Robert Morgan, Director	United Kingdom	Bermuda Chief Executive Officer, Enstar Limited and VP, Mergers and Acquisitions, Enstar
Summary Historical Consolidated Financial Data
Set forth below is certain summary historical consolidated financial data relating to Enstar. The summary historical consolidated financial data as of June 30, 2024 and for the six month period ended June 30, 2024 and 2023 has been derived from Enstar’s unaudited condensed consolidated financial statements, and should be read in conjunction with Enstar’s quarterly report on Form 10-Q for the six months ended June 30, 2024 (included as Annex N to this Proxy Statement). The summary historical consolidated financial data as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022, and 2021 have been derived from Enstar’s audited consolidated financial statements, and should be read in conjunction with Enstar’s annual report on Form 10-K for the year ended December 31, 2023 (included as Annex O to this Proxy Statement).

More comprehensive financial information is included in Enstar’s quarterly report on Form 10-Q for the six months ended June 30, 2024 and Enstar’s Form 10-K for the year ended December 31, 2023, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by Enstar with the SEC. The following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find Additional Information.” Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Summary Consolidated Balance Sheet
	June 30,	December 31,
(in millions of U.S. dollars)	2024	2023	2022
Total investments	$16,623	$17,413	$18,210
Cash and cash equivalents	$469	$564	$822
Total assets	$19,896	$20,913	$22,154
Liabilities for losses and loss adjustment expenses	$10,148	$11,196	$11,721
Total liabilities	$14,016	$15,265	$16,826
Redeemable non-controlling interests	$—	$—	$168
Noncontrolling interests	$109	$113	$186
Total shareholders’ equity	$5,880	$5,648	$5,160
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$19,896	$20,913	$22,154
Summary Consolidated Statements of Operations and Comprehensive Income (Loss)
	June 30,		December 31,
(in millions of U.S. dollars)	2024	2023	2023	2022	2021
Total revenues	$486	$786	$1,429	$(1,058)	$789
Net income (loss)	$264	$558	$1,218	$(945)	$553
Net income (loss) attributable to Enstar	$263	$463	$1,118	$(870)	$538
Earnings (loss) per ordinary share attributable to Enstar
Basic	$16.72	$27.44	$69.22	$(52.65)	$25.33
Diluted	$16.49	$27.19	$68.47	$(52.65)	$24.94
Comprehensive income (loss)	$243	$284	$1,096	$(1,156)	$455
Comprehensive income (loss) attributable to Enstar	$242	$277	$1,084	$(1,156)	$440
GAAP measures
BVPS(1)	$358.74	$—	$343.45	$262.24	$329.20
ROE(2)	9.8%(5)	19.9%(5)	24.2%	(15.6)%	7.9%
RLE(3)	0.8%	0.2%	1.1%	6.3%	3.9%
TIR%(4)	5.0%(5)	6.1%(5)	7.2%	(9.0)%	2.0%

(1)
Book value per share (“BVPS”), which Enstar uses to measure the value of the company over time.

(2)
Return on equity (“ROE”), which measures Enstar’s profitability by dividing our income attributable to Enstar ordinary shareholders by Enstar ordinary shareholders’ equity.

(3)
Run-off liability earnings (“RLE”) and RLE %, which measure both the dollar amount of prior period development on Enstar’s acquired portfolios (RLE) and the percentage of prior period development relative to average net loss reserves, calculated by dividing Enstar’s prior period development by our average net loss reserves (RLE %).

(4)
Total investment return (“TIR”), which measures the rate of return Enstar obtains, both realized and unrealized, on its investments.

(5)
Represents annualized amounts.

Security Ownership Of Certain Beneficial Owners and Management
The table below sets forth information as of September 26, 2024 (unless otherwise indicated) regarding beneficial ownership of Enstar Ordinary Shares, Series D Preferred Shares and Series E Preferred Shares by each of the following, in each case based on information provided to the Company by these individuals:
•
each person or group known to Enstar to be the beneficial owner of more than 5% of Enstar Ordinary Shares or Enstar Preferred Shares, as applicable;

•
each director;

•
each named executive officer; and

•
all directors and executive officers as a group.

All issued Series C Preferred Shares are held in treasury by Enstar.
The percentage ownership information is based on 15,231,805 Enstar Ordinary Shares, 16,000 Series D Preferred Shares and 4,400 Series E Preferred Shares issued and outstanding as of September 26, 2024, which for purposes of the table below includes any shares of unvested restricted stock that are held by such individual or entity over which such individual or entity has voting rights.
The number of shares beneficially owned by each Enstar shareholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, Enstar Ordinary Shares subject to equity awards or other rights held by such person that are currently exercisable or will become exercisable within 60 days after September 26, 2024, are considered issued and outstanding, although these shares are not considered issued and outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise noted, each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by such shareholder, subject to community property laws where applicable, and such person’s address is A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, HM 11, Bermuda.
Name	Number of Enstar Ordinary Shares	Beneficial Ownership Percentages of Enstar Ordinary Shares	Number of Series D Preferred Shares	Beneficial Ownership Percentages of Series D Preferred Shares	Number of Series E Preferred Shares	Beneficial Ownership Percentages of Series E Preferred Shares
Stone Point Capital LLC(1)	1,451,196	9.5%	—	—	—	—
The Vanguard Group(2)	1,287,296	8.5%	—	—	—	—
BlackRock, Inc.(3)	950,827	6.2%	—	—	—	—
Dominic Silvester(4)	658,372	4.3%	—	—	—	—
Paul J. O’Shea(5)	246,803	1.6%	—	—	—	—
Robert J. Campbell(6)	187,687	1.2%	—	—	—	—
Orla Gregory(7)	54,519	*	—	—	—	—
Hans-Peter Gerhardt(8)	15,230	*	—	—	—	—
Paul Brockman(9)	13,222	*	—	—	—	—
James Carey(10)	9,600	*	—	—	—	—
Hitesh Patel(11)	7,229	*	—	—	—	—
Nazar Alobaidat(12)	6,889	*	—	—	—	—

Name	Number of Enstar Ordinary Shares	Beneficial Ownership Percentages of Enstar Ordinary Shares	Number of Series D Preferred Shares	Beneficial Ownership Percentages of Series D Preferred Shares	Number of Series E Preferred Shares	Beneficial Ownership Percentages of Series E Preferred Shares
B. Frederick Becker(13)	6,078	*	—	—	1	*
Myron Hendry(14)	2,193	*	—	—	—	—
Matthew Kirk(15)	2,144	*	—	—	—	—
Susan L. Cross(16)	1,929	*	—	—	—	—
David Ni(17)	1,610	*	—	—	—	—
Sharon Beesley(18)	1,427	*	—	—	—	—
Poul A. Winslow(19)	809	*	—	—	—	—
All Directors and Executive Officers as a Group	1,225,292	8.0%	—	—	1	*

*
Denotes beneficial ownership of less than one percent. Beneficial ownership percentages are based on 15,231,805 Enstar Ordinary Shares issued and outstanding as of September 26, 2024.

(1)
Based on information known to the Company and information provided in a Schedule 13D/A filed jointly on August 19, 2024 by Trident V, L.P. (“Trident V”), Trident Capital V, L.P. (“Trident V GP”), Trident V Parallel Fund, L.P. (“Trident V Parallel”), Trident Capital V-PF, L.P. (“Trident V Parallel GP”), Trident V Professionals Fund, L.P. (“Trident V Professionals” and, together with Trident V and Trident V Parallel, the “Trident V Funds”), Stone Point GP Ltd. (“Trident V Professionals GP” and, together with Trident V GP and Trident V Parallel GP, the “Trident V GPs”), Stone Point, Trident Public Equity LP (“TPE LP”) and Trident Public Equity GP LLC (“TPE GP”). Each of the following persons may be deemed to beneficially own an aggregate of the 1,451,196 Enstar Ordinary Shares held by or held for TPE LP: (i) each of the Trident V Funds, which has shared voting and dispositive power with respect to such shares; (ii) Trident V GP, in its capacity as sole general partner of Trident V; (iii) Trident V Parallel GP, in its capacity as sole general partner of Trident V Parallel; (iv) Trident V Professionals GP, in its capacity as sole general partner of Trident V Professionals; (v) Stone Point, in its capacity as the manager of each of the Trident V Funds; and (vi) TPE GP, in its capacity as sole general partner of TPE LP. James Carey, a member of our Board, is a member and Co-Chief Executive Officer of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident V Parallel GP, and a shareholder and director of Trident V Professionals GP. See footnote 18 with respect to 9,600 Enstar Ordinary Shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in Stone Point’s total reported holdings of 1,451,196 Enstar Ordinary Shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner.The principal address for each Stone Point entity is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(2)
Based on information provided in a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group (“Vanguard”). Vanguard has shared voting power over 11,296 Enstar Ordinary Shares, sole dispositive power over 1,263,080 Enstar Ordinary Shares and shared dispositive power over 24,216 Enstar Ordinary Shares. The principal address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on information provided in a Schedule 13G filed on February 2, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power over 923,872 Enstar Ordinary Shares and sole dispositive power over 950,827 Enstar Ordinary Shares. The principal address for BlackRock is 50 Hudson Yards, New York, NY 10001.

(4)
Based on information provided in a Schedule 13D filed jointly on August 1, 2024 by Mr. Silvester and Volume Five Limited. Both Mr. Silvester and Volume Five Limited, an England and Wales private limited company, may be deemed to beneficially own 658,372 Enstar Ordinary Shares. Mr. Silvester is the sole shareholder of Volume Five Limited and beneficially owns the Enstar Ordinary Shares held by Volume Five Limited. Does not include Mr. Silvester’s Joint Share Ownership Interest in 565,630

Enstar Ordinary Shares relating to an award granted to Mr. Silvester under our Joint Share Ownership Plan, a sub-plan of our Amended and Restated 2016 Equity Incentive Plan. Under the terms of a joint share ownership agreement between Enstar, Mr. Silvester and the trustee of the Enstar Group Limited Employee Benefit Trust, as amended, Mr. Silvester holds a shared ownership interest with the Trustee in the Enstar Ordinary Shares underlying the award, subject to certain vesting and other conditions. The Trustee holds the legal title of all the Enstar Ordinary Shares underlying the award, and all voting rights in respect of the shares underlying the award have been waived.
(5)
Consists of (a) 98,565 Enstar Ordinary Shares held directly by Mr. O’Shea, (b) 407 restricted Enstar Ordinary Shares held directly by Mr. O’Shea scheduled to vest on April 1, 2025, and (c) 147,831 Enstar Ordinary Shares held by the Elbow Trust (of which Mr. O’Shea and his immediate family are the sole beneficiaries). The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd. 12,500 Enstar Ordinary Shares held directly by Mr. O’Shea and 44,470 Enstar Ordinary Shares held by the Elbow Trust are held in margin accounts. As of April 8, 2024, the aggregate margin balance on such accounts was $6.2 million.

(6)
Consists of (a) 42,556 Enstar Ordinary Shares held directly by Mr. Campbell, (b) 42,500 Enstar Ordinary Shares held by a self-directed pension plan, (c) 32,300 Enstar Ordinary Shares owned by Mr. Campbell’s spouse, (d) 25,050 Enstar Ordinary Shares owned by Osprey Partners, (e) 12,400 Enstar Ordinary Shares owned by Mr. Campbell’s children, (f) 3,000 Enstar Ordinary Shares owned by the Robert J. Campbell Family Trust, (g) 2,500 Enstar Ordinary Shares owned by the F.W. Spellissy Trust, (h) 500 Enstar Ordinary Shares owned by the Amy S. Campbell Family Trust, (i) 500 Enstar Ordinary Shares owned by the Fulk Trust and (j) 26,381 Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors.

(7)
Consists of 54,519 Enstar Ordinary Shares held directly by Ms. Gregory.

(8)
Consists of 14,823 Enstar Ordinary Shares held directly by Mr. Gerhardt and 407 restricted ordinary shares held directly by Mr. Gerhardt scheduled to vest on April 1, 2025.

(9)
Consists of 13,222 Enstar Ordinary Shares held directly by Mr. Brockman.

(10)
Consists of 9,600 Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is Co- Chief Executive Officer. Mr. Carey and Stone Point may be deemed to share beneficial ownership of these share units. Mr. Carey disclaims beneficial ownership of these share units. Does not include the Enstar Ordinary Shares held by TPE LP described in footnote 1. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident V Parallel GP (the general partner of Trident V Parallel). Mr. Carey is also a member and Co- Chief Executive Officer of Stone Point and a shareholder and director of Trident V Professionals GP, which is the general partner of Trident V Professionals. Mr. Carey and Stone Point may be deemed to share beneficial ownership of these Ordinary Shares. Mr. Carey disclaims beneficial ownership of the Enstar Ordinary Shares held of record or beneficially owned by Stone Point.

(11)
Consists of 484 Enstar Ordinary Shares held directly by Mr. Patel and 6,745 Enstar Ordinary Shares issuable to Mr. Patel pursuant to the Enstar Group Limited Deferred Compensation Plan.

(12)
Consists of 6,889 Enstar Ordinary Shares held directly by Mr. Alobaidat.

(13)
Consists of (a) 1,871 Enstar Ordinary Shares held directly by Mr. Becker, (b) 407 restricted Enstar Ordinary Shares held directly by Mr. Becker scheduled to vest on April 1, 2025 and (c) 3,800 Enstar Ordinary Shares issuable to Mr. Becker pursuant to the Enstar Group Limited Deferred Compensation Plan. Mr. Becker also holds 1,000 Depositary Shares, each representing a 1/1000th interest in a 7% Perpetual Non-Cumulative Series E Preferred Share issued by the Company.

(14)
Consists of 2,193 Enstar Ordinary Shares issuable to Mr. Hendry pursuant to the Enstar Group Limited Deferred Compensation Plan.

(15)
Consists of 2,144 Enstar Ordinary Shares held directly by Mr. Kirk.

(16)
Consists of 1,522 Enstar Ordinary Shares held directly by Ms. Cross and 407 restricted Enstar Ordinary Shares held directly by Ms. Cross scheduled to vest on April 1, 2025.

(17)
Consists of 1,610 Enstar Ordinary Shares held directly by Mr. Ni.

(18)
Consists of 1,020 Enstar Ordinary Shares held directly by Ms. Beesley and 407 restricted Enstar Ordinary Shares held directly by Ms. Beesley scheduled to vest on April 1, 2025.

(19)
Consists of 379 Enstar Ordinary Shares held directly by Mr. Winslow and 430 Enstar Ordinary Shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan.

Prior Public Offerings
During the past three years, none of the Enstar Parties, the Purchaser Filing Parties or any of their respective affiliates have made any underwritten public offering of shares of Enstar Ordinary Shares or Enstar Preferred Shares for cash that was registered under the Securities Act, or exempt from registration under Regulation A promulgated thereunder.
Transactions in Enstar Shares
Except as set forth below and other than the Merger Agreement and agreements entered into in connection therewith, including the Rollover and Support Agreements (as discussed in the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement), and certain activity related to Enstar’s equity compensation awards discussed elsewhere in this Proxy Statement, (i) each of Enstar, its directors and executive officers, New Company Holdco, Company Merger Sub, the Purchaser Filing Parties, the CEO Filing Party and their respective affiliates have not conducted any transactions with respect to Enstar Ordinary Shares or Enstar Preferred Shares during the past 60 days, and (ii) none of Enstar, New Company Holdco, Company Merger Sub, the Purchaser Filing Parties, the CEO Filing Party or their respective affiliates have purchased shares of Enstar Ordinary Shares or Enstar Preferred Shares during the past two years.
Transactions by Enstar’s Directors and Executive Officers During the Last 60 Days
During the past 60 days, the directors and executive officers of Enstar have not executed any transactions with respect to Enstar Ordinary Shares or Enstar Preferred Shares.
Other Transactions in Enstar Shares by Enstar and the Purchaser Filing Parties in the Last Two Years
Share Repurchases
On November 7, 2023, we entered into a purchase agreement with CPPIB and Canada Epsilon Ontario Limited Partnership, an Ontario limited Partnership (“CPPIB LP”), pursuant to which the Company agreed to repurchase 50,000 Enstar Ordinary Shares from CPPIB and 741,735 Enstar Ordinary Shares from CPPIB LP for an aggregate price of $179.9 million. The transaction was priced at $227.18 per Enstar Ordinary Share.
On November 7, 2023, we entered into a purchase agreement with TPE LP, an affiliate of Stone Point, pursuant to which we agreed to repurchase 50,000 Enstar Ordinary Shares held by TPE LP for a price of $11.4 million. The transaction was priced at $227.18 per Enstar Ordinary Share. The parties consummated the transactions contemplated by such purchase agreement on November 14, 2023.
On March 28, 2023, we repurchased 1,597,712 non-voting ordinary shares of the Company (the “Non-Voting Ordinary Shares”) from CPPIB for an aggregate price of $341 million. The Non-Voting Ordinary Shares consist of 1,192,941 Series C non-voting ordinary shares, par value $1.00 per share, and 404,771 Series E non-voting ordinary shares, par value $1.00 per share, and comprise all of the outstanding non-voting ordinary shares of the Company. The purchase price for the Shares under the Agreement is $213.13 per share.
In the first fiscal quarter of 2022, we repurchased 162,134 Enstar Ordinary Shares at an average price per Enstar Ordinary Share equal to $257.49, for an aggregate price equal to $42 million.
In the second fiscal quarter of 2022, we repurchased 535,446 Enstar Ordinary Shares at an average price per Enstar Ordinary Share equal to $226.78, for an aggregate price equal to $121 million.

Sixth Street Share Purchase
On November 8, 2023, CPPIB and the Sixth Street Shareholders entered into the Purchase Agreement. The Sixth Street Shareholders are both entities affiliated with Sixth Street. Pursuant to the Purchase Agreement, the Sixth Street Shareholders agreed to purchase 803,500 Enstar Ordinary Shares from CPPIB for approximately $227.18 per Enstar Ordinary Share. Following the completion of the Sixth Street Share Purchase on November 14, 2023, the Sixth Street Shareholders held 4.7% of the issued and outstanding Enstar Ordinary Shares. The Sixth Street Shareholders assigned their right to purchase 89,300 of such Enstar Ordinary Shares to Flexpoint Asset Opportunity Fund II-A, L.P. and Flexpoint Asset Opportunity Fund II-B, L.P.
Shareholder Rights Agreement
In connection with the Sixth Street Share Purchase, the Company and the Sixth Street Shareholders entered into the Shareholder Rights Agreement on November 8, 2023, pursuant to which the Company agreed to provide the Sixth Street Shareholders certain contractual shareholder rights, including the right to designate one observer to attend the meetings of the Company’s Board. This designation right terminates if the, subject to the Sixth Street Shareholders cease to beneficially own at least 75% of the total number of Enstar Ordinary Shares acquired by the held by the Sixth Street Shareholders at the closing of the Sixth Street Share Purchase.
Registration Rights Agreement
Also in connection with the Sixth Street Share Purchase, the Company and the Sixth Street Shareholders entered into a Registration Rights Agreement, dated as of November 8, 2023 (the “Registration Rights Agreement”). The Registration Rights Agreement granted the Sixth Street Filing Parties one demand registration right and piggyback registration rights with respect to its Enstar Ordinary Shares acquired by the Sixth Street Shareholders at the closing of the Sixth Street Share Purchase. The registration rights granted in the Registration Rights Agreement are subject to customary restrictions such as limitations on the number of shares to be included in any underwritten offering imposed by the managing underwriter, and participation and priority rights of the Sixth Street Shareholders relative to certain existing shareholders of Enstar. In addition, the Registration Rights Agreement contains other limitations on the timing and ability of the Sixth Street Shareholders to exercise their demand right.
Mr. Silvester Share Purchases
On March 14, 2024, Volume Five Limited acquired 658,372 Enstar Ordinary Shares as a result of a transfer of such Enstar Ordinary Shares to Volume Five from an entity wholly-owned by Mr. Silvester.
On November 7, 2023, the Mr. Silvester entered into a purchase agreement with TPE LP, pursuant to which Mr. Silvester agreed to purchase 45,000 Enstar Ordinary Shares from TPE LP for an aggregate price of $10.2 million, approximately $227.18 per Enstar Ordinary Share. The parties consummated the transactions contemplated by such purchase agreement on November 14, 2023.
On November 7, 2022, Mr. Silvester indirectly purchased 25,960 Enstar Ordinary Shares, as reported on a Statement of Changes of Beneficial Ownership on Form 4 filed with the SEC. The Enstar Ordinary Shares were purchased in multiple transactions at prices ranging from $188.75 through $192.68, inclusive. The weighted average purchase price in such transactions was $190.38 per Enstar Ordinary Share.
Past Contacts, Transactions, Negotiations and Agreements
Except as described above in “Important Information Regarding Enstar — Transactions in Enstar Ordinary Shares,” and other than the Merger Agreement and agreements entered into in connection therewith, including the Rollover and Support Agreements (as discussed in the section entitled “Rollover and Support Agreements” beginning on page 148 of this Proxy Statement), and certain activity related to Enstar’s equity compensation awards discussed elsewhere in this Proxy Statement, during the past two years: (i) there were no negotiations, transactions or material contacts between Enstar and its affiliates, on the one hand, and any of the Purchaser Filing Parties or the CEO Filing Party (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Enstar’s securities, election of Enstar’s directors or sale or other transfer of a material amount of assets of Enstar, (ii) Enstar and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of Enstar’s consolidated revenues with any Purchaser Filing Party, and (3) none of Enstar’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the Purchaser Filing Parties or the CEO Filing Party.
Book Value Per Share
The fully diluted book value per Enstar Ordinary Share as of June 30, 2024, was approximately $350.74 (calculated based on 15,230,911 Enstar Ordinary Shares issued and outstanding as of June 30, 2024).
Market Price of Enstar Ordinary Shares
Beginning on February 1, 2007, Enstar Ordinary Shares have traded on NASDAQ under the symbol “ESGR”. The following table sets forth, for the periods indicated, the high and low sales prices per Enstar Ordinary Share:
	Market Price
	High	Low
2022
First Quarter	$286.89	$246.52
Second Quarter	$263.54	$203.38
Third Quarter	$219.74	$169.10
Fourth Quarter	$233.93	$169.04
2023
First Quarter	$249.56	$217.52
Second Quarter	$271.39	$225.81
Third Quarter	$263.53	$236.47
Fourth Quarter	$300.98	$229.57
2024
First Quarter	$312.17	$262.54
Second Quarter	$319.91	$275.02
Third Quarter	$348.48	$305.81
Fourth Quarter (through date of filing)	$323.36	$319.10
On October 9, 2024, the most recent practicable date before this Proxy Statement was distributed to Enstar shareholders, the closing price of Enstar Ordinary Shares on NASDAQ was $321.00. You are encouraged to obtain current market quotations in connection with voting your Enstar Ordinary Shares.

Market Price of Series D Preferred Shares
Beginning on June 28, 2018, depositary shares of the Series D Preferred Shares, have traded on NASDAQ under the symbol “ESGRP”. The following table sets forth, for the periods indicated, the high and low sales prices per such depositary shares:
	Market Price
	High	Low
2022
First Quarter	$29.63	$25.28
Second Quarter	$26.33	$22.92
Third Quarter	$25.28	$23.16
Fourth Quarter	$24.00	$20.72
2023
First Quarter	$24.48	$20.74
Second Quarter	$23.17	$21.20
Third Quarter	$25.06	$22.52
Fourth Quarter	$25.62	$22.01
2024
First Quarter	$26.12	$24.96
Second Quarter	$25.84	$24.45
Third Quarter	$25.50	$19.01
Fourth Quarter (through date of filing)	$19.97	$19.13
On October 9, 2024, the most recent practicable date before this Proxy Statement was distributed to Enstar shareholders, the closing price of depositary shares, each representing 1/1,000th interest in a Series D Preferred Share of the Company on NASDAQ was $19.41. You are encouraged to obtain current market quotations in connection with voting your Enstar Shares.
Market Price of Series E Preferred Shares
Beginning on November 21, 2018, depositary shares of the Series E Preferred Shares, have traded on NASDAQ under the symbol “ESGRO”. The following table sets forth, for the periods indicated, the high and low sales prices per such depositary shares:
	Market Price
	High	Low
2022
First Quarter	$27.06	$25.43
Second Quarter	$26.10	$23.52
Third Quarter	$25.67	$23.66
Fourth Quarter	$24.83	$22.00
2023
First Quarter	$25.81	$21.91
Second Quarter	$24.41	$22.57
Third Quarter	$24.86	$23.12
Fourth Quarter	$25.02	$21.78
2024
First Quarter	$25.47	$24.52
Second Quarter	$25.00	$23.62
Third Quarter	$25.23	$18.59
Fourth Quarter (through date of filing)	$20.81	$20.20

On October 9, 2024, the most recent practicable date before this Proxy Statement was distributed to Enstar shareholders, the closing price of depositary shares, each representing 1/1,000th interest in a Series E Preferred Share of the Company on NASDAQ was $20.48. You are encouraged to obtain current market quotations in connection with voting your Enstar Shares.
Dividends
In the past two years, Enstar has not declared or paid any cash dividends on Enstar Ordinary Shares.
For the years ended December 31, 2023, 2022 and 2021, we declared and paid dividends on Series D Preferred Shares of $28 million and on Series E Preferred Shares of $8 million.
Enstar is subject to Bermuda legal constraints that may affect our ability to pay dividends on the Enstar Ordinary Shares and make other forms of distributions. Under the Companies Act, the Company may not declare or pay a dividend if there are reasonable grounds for believing that the Company is, or would after the payment be, unable to pay liabilities as they become due or that the realizable value of the Company’s assets would thereafter be less than the aggregate of our liabilities.
The BMA acts as group supervisor to Enstar. On an annual basis, we are required to file group statutory financial statements, a group statutory financial return, a group capital and solvency return, audited group financial statements and a Group Solvency Self-Assessment (“GSSA”) with the BMA. The GSSA is designed to document our perspective on the capital resources necessary to achieve our business strategies and remain solvent, and to provide the BMA with insights on our risk management, governance procedures and documentation related to this process. We are required to maintain available group statutory capital and surplus in an amount that is at least equal to the group enhanced capital requirement (“ECR”). The BMA has also established a group target capital level equal to 120% of the group ECR. We are in compliance with these requirements.
Our ability to pay dividends to our shareholders is dependent upon the ability of our (re)insurance subsidiaries to distribute capital and pay dividends to us. Our (re)insurance subsidiaries are subject to certain regulatory restrictions on the distribution of capital and payment of dividends in the jurisdictions in which they operate. The restrictions are generally based on net income or levels of capital and surplus as determined in accordance with the relevant statutory accounting practices. Failure of these subsidiaries to meet their applicable regulatory requirements could result in restrictions on any distributions of capital or retained earnings or stricter regulatory oversight of the subsidiaries.
Our ability to pay dividends and make other forms of distributions may also be limited by repayment obligations and financial covenants in our outstanding loan facility agreements. In addition, the Merger Agreement also restricts the paying of dividends.

IMPORTANT INFORMATION REGARDING THE PURCHASER FILING PARTIES
This section sets forth certain information about the Purchaser Filing Parties. During the past five years, none of the persons listed in this section has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.
Buyer Parties
Elk Topco, LLC
Elk Topco, LLC is a limited liability company existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the Transactions, including the Mergers, and the related financing transactions. Elk Topco, LLC has not engaged in any business activities other than as is incidental to its formation and in connection with the Transactions and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Topco, LLC will indirectly own all of the ordinary shares of the Company. Elk Topco, LLC is a member-managed limited liability company that is managed by its sole member and manager, Elk Holdings, LLC. It does not have any directors or officers. Each of Elk Topco, LLC and Elk Holdings, LLC is controlled and therefore beneficially owned by three individuals: Joshua Easterly, Anthony Michael Muscolino and Jennifer Gordon.
Elk Parent Limited
Elk Parent Limited is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Mergers and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Elk Parent Limited will indirectly own all of the ordinary shares of the Company.
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments of each director of Elk Parent Limited. Elk Parent Limited does not have any officers. Unless otherwise indicated, the current business address of each person is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75021 and their phone number is (469) 621-3001. Elk Parent Limited is an exempt company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transaction contemplated by the Merger Agreement. The sole shareholder of Elk Parent Limited is Elk Topco, LLC.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Joshua Easterly	USA	Co-Founding Partner, Co-President and, since 2023, Co-Chief Investment Officer, Sixth Street
Anthony Michael Muscolino	USA	Co-Founding Partner, Sixth Street
Jennifer Gordon	USA	Partner and Chief Compliance Officer, Sixth Street
Elk Bidco Limited (Parent)
Parent is an exempted company limited by shares existing under the laws of Bermuda and was formed on July 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger

Agreement, including the Mergers and the related financing transactions. Parent has not engaged in any business activities other than as is incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of financing in connection with the Mergers. Upon completion of the Third Merger, Parent will directly own all of the ordinary shares of the Company.
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments of each director of Parent. Parent does not have any officers. Unless otherwise indicated, the current business address of each person is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75021 and their phone number is (469) 621-3001. Parent is an exempt company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transaction contemplated by the Merger Agreement. The sole shareholder of Parent is Elk Parent Limited.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Joshua Easterly	USA	Co-Founding Partner, Co-President and, since 2023, Co-Chief Investment Officer, Sixth Street
Anthony Michael Muscolino	USA	Co-Founding Partner, Sixth Street
Jennifer Gordon	USA	Partner and Chief Compliance Officer, Sixth Street
Elk Merger Sub Limited (Parent Merger Sub)
Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda and a direct, wholly-owned subsidiary of Parent and was formed on July 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Mergers, and has not engaged in any business activities other than as is incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Upon completion of the Third Merger, Parent Merger Sub will merge with and into the Company and will cease to exist.
The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each director of Parent Merger Sub. Parent Merger Sub does not have any officers. Unless otherwise indicated, the current business address of each person is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75021 and their phone number is (469) 621-3001. Parent Merger Sub is an exempted company limited by shares existing under the laws of Bermuda, and its principal business is to engage in the transaction contemplated by the Merger Agreement. The sole shareholder of Parent Merger Sub is Parent.
Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Joshua Easterly	USA	Co-Founding Partner, Co-President and, since 2023, Co-Chief Investment Officer, Sixth Street
Anthony Michael Muscolino	USA	Co-Founding Partner, Sixth Street
Jennifer Gordon	USA	Partner and Chief Compliance Officer, Sixth Street
The Buyer Parties’ principal executive office is located at Walkers Corporate (Bermuda) Limited of Park Place, 55 Par-la-Ville Road, Hamilton, HM 11, Bermuda and their phone number is +1 441 242 1500.

None of Alan Waxman or any of the Sixth Street Filing Parties has any relationship to or with any of the Buyer Parties, except that (i) in connection with the transactions contemplated by the Merger Agreement, funds or investment vehicles managed or advised by affiliates of Sixth Street have provided Parent with a commitment letter to provide up to approximately $3.51 billion of equity financing, which will be available, together with the Debt Financing and Preferred Equity Financing, to fund the Third Merger Cash Consideration and to pay the fees, expenses and other amounts required to be paid in connection with the closing of the Third Merger by the Company and the Buyer Parties, (ii) Joshua Easterly, Anthony Michael Muscolino and Jennifer Gordon, who control and therefore beneficially own Elk Parent Limited, Parent and Merger Sub, are individuals who are employees of Sixth Street, and (iii) Alan Waxman is a Co-Founding Partner and Chief Executive Officer of Sixth Street and is the managing member of the Sixth Street entity that ultimately indirectly controls (a) the Sixth Street funds and investment vehicles providing the equity financing and (b) the registered investment adviser of such Sixth Street funds. For more information, please see the section entitled “Important Information Regarding the Purchaser Filing Parties — Sixth Street Filing Parties” beginning on page 168 of this proxy statement.
Sixth Street Filing Parties
Each of Elk Evergreen, Elk Cypress and Sub-Fund HoldCo is a Delaware limited liability company. Sub-Fund HoldCo is the sole member of TAO SPV GP, LLC, which is the manager of Elk Evergreen Investments, LLC and Elk Cypress Investments, LLC, each of which directly holds Enstar Ordinary Shares. Sub-Fund HoldCo is managed by its sole member, whose managing member is Alan Waxman, a United States citizen. The Merger Agreement permits the Enstar Ordinary Shares held by Elk Evergreen and Elk Cypress to either be converted into the right to receive the Total Cash Consideration and cancelled or “rolled over” into equity of Elk Topco, LLC. It has been determined that such Enstar Ordinary Shares held by Elk Cypress and Elk Evergreen will be converted into the right to receive the Total Cash Consideration sideration and cancelled, and thus, Elk Cypress and Elk Evergreen will not have any economic or beneficial interest in the post-closing private company. The principal business of each of the Sixth Street Filing Parties is investment. During the last five years, none of the Sixth Street Filing Parties has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal executive office of each of the Sixth Street Filing Parties is c/o Sixth Street Partners, LLC, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201 and their phone number is (469) 621-3001.
The Sixth Street Filing Parties are affiliated with Sixth Street, a global investment firm headquartered in the United States.
CEO Filing Party
Dominic F. Silvester is the Chief Executive Officer and a director of the Company. Concurrently with the execution and delivery of the Merger Agreement, the CEO Filing Party entered into the Support Agreement with Elk Evergreen, Elk Cypress, and TopCo” pursuant to which, among other things, the CEO Filing Party has agreed to support the transactions contemplated by the Merger Agreement and vote in favor of the matters to be submitted to the Enstar shareholders in connection with the Mergers, including the adoption of the Merger Agreement, and against any Acquisition Proposal. Also pursuant to the Support Agreement, the CEO Filing Party has agreed to contribute certain Enstar Ordinary Shares he beneficially owns in exchange for certain non-voting equity interests of TopCo. The Support Agreement will terminate upon the valid termination of the Merger Agreement in accordance with its terms. The CEO Filing Party has not (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws. The principal business address for Mr. Silvester is c/o Enstar Group Limited, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, Bermuda HM 11 and phone number is (441) 292-3645.

APPRAISAL RIGHTS
Under Bermuda law, in the event of a merger of a Bermuda company with another Bermuda company or foreign corporation, any shareholder of the Bermuda company is entitled to receive fair value for its shares. For purposes of Section 106(2)(b)(i) of the Companies Act, the Board has determined the fair value for (i) each Enstar Ordinary Share to be $338, without interest and less any applicable withholding taxes and (ii) each Enstar Preferred Share (and the related depositary shares) to be the continuation of each such Enstar Preferred Share as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers, entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided by the certificate of designations of Enstar Preferred Shares, which certificate of designations will remain at and following the completion of the merger in full force and effect as an obligation of the surviving company in accordance with Section 109(2) of the Companies Act.
Any Enstar shareholder who is not satisfied that it has been offered fair value for its Enstar Ordinary Shares and/or Enstar Preferred Shares, and who did not vote in favor of the Merger Proposal, may within one month of the giving the notice of the Special Meeting (delivered with this Proxy Statement) apply to the Bermuda Court to appraise the fair value of their Enstar Ordinary Shares or Enstar Preferred Shares, pursuant to Section 106 of the Companies Act. Enstar shareholders who exercise this right in compliance with the requirements of Section 106 of the Companies Act are referred to herein as “dissenting shareholders” (and their Enstar Ordinary Shares or Enstar Preferred Shares, “dissenting shares”). The rights of dissenting shareholders to apply to the Bermuda Court to appraise the fair value of their common shares or preferred shares pursuant to Section 106 of the Companies Act, are referred to herein as “appraisal rights”.
Persons owning beneficial interests in shares but who are not Enstar shareholders of record should note that only persons who are Enstar shareholders of record are entitled to make an application for appraisal. Shareholders should note that if their Enstar Ordinary Shares or Enstar Preferred Shares are held in the name of a broker, nominee, depositary or other intermediary they are not entitled to exercise their appraisal rights directly and those who wish for appraisal rights to be exercised in respect of such Enstar Ordinary Shares or Enstar Preferred Shares should consult with their banks, brokerage firms, depositaries and other nominees, as applicable, to determine the appropriate procedures for the bank, brokerage firm, depositary or other nominee holder to make a demand for appraisal of those Enstar Ordinary shares or Enstar Preferred shares.
There are no statutory rules and limited decisions of the Bermuda Court prescribing in detail the operation of the provisions of the Companies Act governing appraisal rights that are set forth in Section 106 of the Companies Act or the process of appraisal by the Bermuda Court; the Bermuda Court retains considerable discretion as to the precise methodology that it would adopt when determining the fair value of shares in an appraisal application under the Companies Act.
If an Enstar shareholder votes in favor of the Merger Proposal at the Special Meeting, such Enstar shareholder will have no right to apply to the Bermuda Court to appraise the fair value of its Enstar Shares, and instead, if the Mergers are consummated, and as discussed in the section of this Proxy Statement titled “Terms of the Merger Agreement — Effect of the Mergers,” as applicable, each Enstar Ordinary Share of such shareholder will be canceled and converted into the right to receive the Total Cash Consideration, and each Enstar Preferred Share of such shareholder will continue as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers. Voting against the Mergers, or not voting, will not in itself satisfy the requirements for notice and exercise of an Enstar shareholder’s right to apply for appraisal of the fair value of its Enstar Shares.
A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS ENSTAR ORDINARY SHARES OR ENSTAR PREFERRED SHARES APPRAISED, PROVIDED THAT SUCH SHAREHOLDER DOES NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.
An Enstar shareholder who intends to exercise its appraisal rights, but fails to do so in compliance with the requirements of Section 106 of the Companies Act or effectively withdraws or waives its appraisal application will (i) lose their rights to seek appraisal before the Bermuda Court; (ii) be bound by the terms of the Merger Agreement and (iii) upon consummation of the Mergers, as discussed in the section of this Proxy Statement titled “Terms of the Merger Agreement — Effect of the Mergers,” as applicable, its (a) Enstar Ordinary Shares will be automatically cancelled, and unless otherwise required by applicable law, converted into the right to receive the Total Cash Consideration, and (b) each Enstar Preferred Share will continue as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers.
Notwithstanding the exercise by dissenting shareholders of their appraisal rights pursuant to Section 106 of the Companies Act, upon consummation of the Mergers, any of the Enstar Ordinary Shares or the Enstar Preferred Shares held by a dissenting shareholder will be bound by the Merger Agreement, the dissenting shares that are Enstar Ordinary Shares will be cancelled and converted into the right to receive the Total Cash Consideration and the dissenting shares that are Enstar Preferred Shares will continue as a preferred share of Enstar, as the Third Surviving Company, following completion of the Mergers.
In any case where the Mergers have been made effective under Bermuda law before the Bermuda Court’s appraisal of the fair value of the dissenting shares, then within one month of the Bermuda Court appraising the value of the dissenting shares, the dissenting shareholder will be entitled to receive the consideration and, if the fair value of the dissenting shares is later appraised by the Bermuda Court to be greater than the value of the consideration, such dissenting shareholder will be paid the difference, between the amount paid to him as the consideration and the value appraised by the court within one month of the Bermuda Court’s appraisal.
In any case where the value of the dissenting shares held by a dissenting shareholder is appraised by the Bermuda Court before the Mergers have been made effective under Bermuda law, then the Company will be required to pay the dissenting shareholder within one month of the Bermuda Court’s appraisal an amount equal to the value of the dissenting shares appraised by the Bermuda Court, unless the Mergers are terminated under the terms of the Merger Agreement, in which case no payment will be made. However, it is anticipated that the Mergers would have proceeded prior to the appraisal by the Bermuda Court.
An Enstar shareholder that has exercised appraisal rights has no right of appeal from an appraisal made by the Bermuda Court. The responsibility for apportioning the costs of any application to the Bermuda Court under Section 106 of the Companies Act will be in the discretion of the Bermuda Court.
The relevant portion of Section 106 of the Companies Act in relation to appraisal rights is as follows:
“(6) Any shareholder who did not vote in favor of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.
(6A) Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company will be entitled either —
(a)   to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or
(b)   to terminate the amalgamation or merger in accordance with subsection (7).
(6B) Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the Court, the amalgamated or surviving company will pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.
(6C) No appeal will lie from an appraisal by the Court under this section.
(6D) The costs of any application to the Court under this section will be in the discretion of the Court.
(7) An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.”

ENSTAR SHAREHOLDERS WHO HOLD THEIR ENSTAR SHARES IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS ARE NOT ENTITLED TO EXERCISE APPRAISAL RIGHTS DIRECTLY AND THOSE WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BANKS BROKERAGE FIRMS AND OTHER NOMINEES AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK, TRUST, DEPOSITARY OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE ENSTAR ORDINARY SHARES OR ENSTAR PREFERRED SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK, TRUST, DEPOSITARY OR OTHER NOMINEE MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
OTHER MATTERS
The sole business that may be considered at the Special Meeting are the matters set forth in the Notice of Special Meeting accompanying this Proxy Statement.
FUTURE SHAREHOLDER PROPOSALS
If the Mergers are completed, we will have no public shareholders, and there will be no public participation in any future meetings of Enstar shareholders. However, if the Mergers are not consummated, Enstar shareholders will continue to be entitled to attend and participate in Enstar shareholders’ meetings.
Shareholder proposals intended for inclusion in the proxy statement for the 2025 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda and must be received by December 27, 2024 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2025 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 27, 2024 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2025 annual general meeting of shareholders if it is received no later than March 12, 2025, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2025 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2025.
HOUSEHOLDING INFORMATION
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank, trust, depositary or other nominee record holder, or you may contact the Company at the above address or phone number.

WHERE YOU CAN FIND MORE INFORMATION
Because the Mergers constitute a “going-private” transaction, the Enstar Parties and the Purchaser Filing Parties have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Mergers. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, can be obtained by following the directions set forth below. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
Enstar files annual, quarterly and current reports, proxy statements and other information with the SEC. You may access this information at the SEC’s internet website on www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this Proxy Statement.
This Proxy Statement includes as annexes the documents listed below that Enstar has previously filed with the SEC. They contain important information about Enstar and its financial condition:

•
Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on July 31, 2024 (included as Annex N to this Proxy Statement);

•
Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024 (included as Annex O to this Proxy Statement);

•
The information contained in the Definitive Proxy Statement on Schedule 14A for the June 6, 2024 annual meeting of shareholders (and incorporated into Part III of the Annual report on Form 10-K for the year ended December 31, 2023), filed with the SEC on April 26, 2024 (included as Annex P to this Proxy Statement); and

•
Current Reports on Form 8-K, filed with the SEC on April 10, 2024, June 6, 2024, July 29, 2024 (other than portions of the Current Report on Form 8-K that are furnished under Item 2.02 or Item 7.01, including any exhibits included with such Items unless otherwise indicated therein), and September 13, 2024 (included as Annexes Q to T to this Proxy Statement).

Enstar will amend this Proxy Statement and the Transaction Statement on Schedule 13E-3 to include any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting to the extent required to fulfill Enstar’s obligations under the Exchange Act.
To the extent that any of the periodic reports included as annexes to this Proxy Statement contain references to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to forward-looking statements, we note that these safe harbor provisions do not apply to any forward-looking statements we make in connection with the going-private transaction described in this Proxy Statement.
You may obtain any document we file without charge through the SEC website at www.sec.gov, on our website at https://investor.enstargroup.com or upon written request to Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. If you request any of these documents from us, we will mail them to you by first-class mail, or similar means. Exhibits will be provided upon request.
If you have any questions about this Proxy Statement, the Special Meeting, the Merger Agreement or the Mergers or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call: (877) 750-5836 (TOLL-FREE from the United States and Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers May Call Collect: (212) 750-5833

MISCELLANEOUS
Enstar has supplied all information relating to Enstar, and Parent has supplied, and Enstar has not independently verified, all of the information relating to the Purchaser Filing Parties contained in the sections entitled “Summary Term Sheet — Parties Involved in the Mergers” beginning on page 5 of this Proxy Statement, “Special Factors — Parties Involved in the Mergers” beginning on page 41 of this Proxy Statement and “Special Factors — Financing of the Mergers” beginning on page 99 of this Proxy Statement.
The cost of this proxy solicitation will be borne by Enstar. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile and email, or by other electronic means. We will pay these directors, officers and employees no additional compensation for these services. We will reimburse banks, brokers and other nominees for their reasonable, out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions relating to such materials from, beneficial owners of Enstar Shares.
You should not send in your Enstar stock certificates until you receive transmittal materials after the Mergers are consummated.
You should rely only on the information contained in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to in this Proxy Statement to vote on the Mergers. Enstar has not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated [•] 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement), and the mailing of this Proxy Statement to shareholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
DATED AS OF
JULY 29, 2024
BY AND AMONG
ELK BIDCO LIMITED,
ELK MERGER SUB LIMITED,
ENSTAR GROUP LIMITED,
DEER LTD.,
AND
DEER MERGER SUB LTD.

A-1

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of July 29, 2024 is by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”). Each of Parent, Parent Merger Sub, the Company, New Company Holdco and Company Merger Sub is sometimes referred to individually as a “Party” and collectively as the “Parties.” Each of the Company, New Company Holdco and Company Merger Sub is sometimes referred to individually as a “Company Party” and collectively as the “Company Parties”.
W I T N E S S E T H:
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company desires to effectuate a reorganization whereby (a) the Company will contribute (the “Contribution”) to New Company Holdco an amount in cash equal to $500,000,000 (the “Aggregate First Merger Amount”), and (b) immediately following the Contribution, Company Merger Sub will, subject to the terms and conditions set forth herein and in the First Statutory Merger Agreement, merge with and into the Company, with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco (the “First Merger”);
WHEREAS, as soon as practicable following the consummation of the First Merger, New Company Holdco will, subject to the terms and conditions set forth herein and in the Second Statutory Merger Agreement, merge with and into the Company, with the Company surviving such merger (the “Second Merger”);
WHEREAS, as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will, subject to the terms and conditions set forth herein and in the Third Statutory Merger Agreement, merge with and into the Company, with the Company surviving such merger, so that immediately following such merger, the Company will be a wholly owned Subsidiary of Parent (the “Third Merger”);
WHEREAS, the board of directors of each of Parent (the “Parent Board”) and Parent Merger Sub (the “Parent Merger Sub Board”) (a) have approved the Transactions to the extent Parent and Merger Sub, respectively, are party to the Transactions, including the Third Merger, (b) have determined that the terms of this Agreement and the Third Statutory Merger Agreement are fair to and in the best interests of Parent or Parent Merger Sub and their respective shareholders, as applicable and (c) have declared the advisability of this Agreement, the Third Statutory Merger Agreement and Transactions, including the Third Merger;
WHEREAS, Parent, as the sole shareholder of Parent Merger Sub, will adopt this Agreement promptly following its execution;
WHEREAS, the board of directors of the Company (the “Company Board”), at a meeting duly called and held on or prior to the date hereof, has (a) determined in accordance with the Bermuda Companies Act that (i) the Total Cash Consideration to be received by the holders of the Ordinary Shares in the Mergers constitutes fair value for each Ordinary Share, (ii) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers as described in Article II constitute fair value for each Series C Preferred Share, (iii) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers as described in Article II constitute fair value for each Series D Preferred Share, (iv) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers as described in Article II constitute fair value for each Series E Preferred Share and (v) the Transactions, including the Mergers, are fair to, and in the best interests of, the Company, (b) approved the Transactions, including the Mergers, this Agreement, the Statutory Merger Agreements and the Ancillary Agreements, (c) approved the Company Bye-Law Amendments and (d) resolved, subject to Section 8.4, to recommend approval of the Transactions, including the Mergers, this Agreement, the Statutory Merger Agreements and the Company Bye-Law Amendments to holders of Shares (the “Board Recommendation”);
WHEREAS, the board of directors of each of New Company Holdco (“New Company Holdco Board”) and Company Merger Sub (the “Company Merger Sub Board”) (a) have approved the Transactions, including the First Merger and Second Merger, (b) have determined that the terms of this Agreement, the First Statutory Merger Agreement and the Second Statutory Merger Agreement are fair to and in the best interests of Company Merger Sub, New Company Holdco and their respective shareholders, as applicable and (c) have declared the advisability of this Agreement, the First Statutory Merger Agreement the Second Statutory Merger Agreement and Transactions, including the First Merger and the Second Merger;
WHEREAS, the Company, as the sole shareholder of New Company Holdco and New Company Holdco as the sole shareholder of Company Merger Sub, will adopt this Agreement and the Statutory Merger Agreements promptly following its execution;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and an inducement to the Company’s willingness to enter into this Agreement, (a) the Equity Investors have entered into an equity financing commitment letter in favor of Parent (the “Equity Commitment Letter”), pursuant to which the Equity Investors have committed, on the terms and subject to the conditions therein, to invest in Parent the amounts set forth therein (the “Equity Financing”), (b) the Equity Investors (the “Guarantors”) have delivered a limited guarantee (the “Guarantee”) in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain payment obligations of Parent and Parent Merger Sub contained in this Agreement, (c) Parent has entered into a debt commitment letter with the financial institutions named therein (the “Debt Commitment Letter”) and the fee letter related to the Debt Commitment Letter (the “Debt Financing Fee Letter”), pursuant to which the Debt Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to provide to Parent or Parent Merger Sub the amount of debt financing described therein, the proceeds of which shall be used to, among other things, fund the Transactions (the “Debt Financing”) and (d) Parent has entered into a preferred equity commitment letter with the purchasers named therein (the “Preferred Equity Commitment Letter” and together with the Equity Commitment Letter and the Debt Commitment Letter, the “Commitment Letters”) and the closing payment letter related to the Preferred Equity Commitment Letter (the “Preferred Equity Financing Fee Letter”), pursuant to which the Preferred Equity Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to provide to Parent the amount of preferred financing described therein, the proceeds of which shall be used to, among other things, fund the Transactions (the “Preferred Equity Financing” and, together with the Equity Financing and the Debt Financing, the “Financing”); and
WHEREAS, the Company Parties, Parent and Parent Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the First Merger, the Second Merger and the Third Merger and also to prescribe various conditions to the First Merger, the Second Merger and the Third Merger.
NOW, THEREFORE, in consideration of the promises and the respective representations, warranties, covenants and agreements set forth herein, the Parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   As used in this Agreement, the capitalized terms have the respective meanings ascribed to such terms in Exhibit A or as otherwise defined elsewhere in this Agreement.
ARTICLE II
THE MERGERS
Section 2.1   The First Merger.
(a)   Immediately prior to the First Closing, the Company will contribute the Aggregate First Merger Amount to New Company Holdco, and immediately thereafter, on the terms and subject to the conditions set forth in this Agreement and the First Statutory Merger Agreement, and pursuant to

Section 104H of the Bermuda Companies Act, at the First Effective Time, Company Merger Sub shall be merged with and into the Company, the separate corporate existence of Company Merger Sub shall thereupon cease, and the Company shall be the surviving company in the First Merger (such surviving company, the “First Surviving Company”), such that the First Surviving Company will be a direct wholly owned Subsidiary of New Company Holdco.
(b)   On the terms and subject to the conditions set forth in this Agreement and the First Statutory Merger Agreement, the Company, New Company Holdco and Company Merger Sub will (i) on or prior to the First Closing Date, cause an application for registration of the First Surviving Company (the “First Merger Application”) to be executed and delivered to the Registrar of Companies in Bermuda (the “Registrar”) as provided under Section 104A and Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 104A(2A) and Section 108(2) of the Bermuda Companies Act; (ii) cause to be included in the First Merger Application a request that the Registrar issue the certificate of merger with respect to the First Merger (the “First Certificate of Merger”) on the First Closing Date at the time of day mutually agreed upon by the Company and Parent and set forth in the First Merger Application; and (iii) on the First Closing Date, execute and deliver the First Statutory Merger Agreement. The First Merger shall become effective on the effective date shown on the First Certificate of Merger issued by the Registrar. The Company agrees that it and New Company Holdco will request that the Registrar provide in the First Certificate of Merger that the effective time of the First Merger shall be 10:00 a.m., Bermuda time (or such other time mutually agreed upon by the Company, New Company Holdco and Parent), on the First Closing Date (such time, the “First Effective Time”).
(c)   From and after the First Effective Time, the First Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act.
Section 2.2   The Second Merger
(a)   As soon as practicable following the consummation of the First Merger, on the terms and subject to the conditions set forth in this Agreement and the Second Statutory Merger Agreement, and pursuant to Section 104H of the Bermuda Companies Act, at the Second Effective Time, New Company Holdco shall be merged with and into the First Surviving Company, the separate corporate existence of New Company Holdco shall thereupon cease, and the First Surviving Company shall be the surviving company in the Second Merger (such surviving company, the “Second Surviving Company”).
(b)   On the terms and subject to the conditions set forth in this Agreement and the Second Statutory Merger Agreement, the First Surviving Company and New Company Holdco will (i) on or prior to the Second Closing Date, cause an application for registration of the Second Surviving Company (the “Second Merger Application”) to be executed and delivered to the Registrar as provided under Section 104A and Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 104A(2A) and Section 108(2) of the Bermuda Companies Act; (ii) cause to be included in the Second Merger Application a request that the Registrar issue the certificate of merger with respect to the Second Merger (the “Second Certificate of Merger”) on the Second Closing Date at the time of day mutually agreed upon by the First Surviving Company and Parent and set forth in the Second Merger Application; and (iii) on the Second Closing Date, execute and deliver the Second Statutory Merger Agreement. The Second Merger shall become effective on the effective date shown on the Second Certificate of Merger issued by the Registrar. The Company agrees that it and New Company Holdco will request that the Registrar provide in the Second Certificate of Merger that the effective time of the Second Merger shall be 10:30 a.m., Bermuda time (or such other time mutually agreed upon by the First Surviving Company, New Company Holdco and Parent), on the Second Closing Date (such time, the “Second Effective Time”).
(c)   From and after the Second Effective Time, the Second Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act.
Section 2.3   The Third Merger.
(a)   As soon as practicable following the consummation of the Second Merger, on the terms and subject to the conditions set forth in this Agreement and the Third Statutory Merger Agreement, and pursuant to Section 104H of the Bermuda Companies Act, at the Third Effective Time, Parent Merger Sub shall be merged with and into the Second Surviving Company, the separate corporate existence of Parent Merger Sub shall thereupon cease, and the Second Surviving Company shall be the surviving company in the Third Merger (such surviving company, the “Third Surviving Company”), such that the Third Surviving Company will be a direct wholly owned Subsidiary of Parent.
(b)   On the terms and subject to the conditions set forth in this Agreement and the Third Statutory Merger Agreement, the Second Surviving Company, Parent and Parent Merger Sub will (i) on or prior to the Third Closing Date, cause an application for registration of the Third Surviving Company (the “Third Merger Application”) to be executed and delivered to the Registrar as provided under Section 104A and Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 104A(2A) and Section 108(2) of the Bermuda Companies Act; (ii) cause to be included in the Third Merger Application a request that the Registrar issue the certificate of merger with respect to the Third Merger (the “Third Certificate of Merger”) on the Third Closing Date at the time of day mutually agreed upon by the Second Surviving Company and Parent and set forth in the Third Merger Application; and (iii) on the Third Closing Date, execute and deliver the Third Statutory Merger Agreement. The Third Merger shall become effective on the date shown on the Third Certificate of Merger issued by the Registrar. The Second Surviving Company, Parent and Parent Merger Sub agree that Parent, Parent Merger Sub and the Second Surviving Company will request that the Registrar provide in the Third Certificate of Merger that the effective time of the Third Merger shall be 11:00 a.m., Bermuda time (or such other time mutually agreed upon by the Second Surviving Company and Parent), on the Third Closing Date (such time, the “Third Effective Time”).
(c)   From and after the Third Effective Time, the Third Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act.
Section 2.4   Closing.   The closing of the First Merger (the “First Closing”) shall take place (a) remotely by exchange of documents and signatures (or their electronic counterparts), in each case, on the tenth Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Article IX with respect to the First Closing (other than those conditions that by their terms are to be satisfied at the First Closing, each of which is capable of being satisfied at the First Closing) shall be satisfied or waived in accordance with this Agreement or (b) at such other place, method, date or time as the Company and Parent may agree in writing. The closing of the Second Merger (the “Second Closing”) shall take place (a) remotely by exchange of documents and signatures (or their electronic counterparts), in each case, immediately following the First Closing, subject to the satisfaction or waiver of the conditions set forth in Article IX with respect to the Second Closing (other than those conditions that by their terms are to be satisfied at the Second Closing, each of which is capable of being satisfied at the Second Closing) or (b) at such other place, method, date or time as the Company and Parent may agree in writing. The closing of the Third Merger (the “Third Closing”) shall take place (a) remotely by exchange of documents and signatures (or their electronic counterparts), in each case, immediately following the Second Closing, subject to the satisfaction or waiver of the conditions set forth in Article IX with respect to the Third Closing (other than those conditions that by their terms are to be satisfied at the Third Closing, each of which is capable of being satisfied at the Third Closing) or (b) at such other place, method, date or time as the Company and Parent may agree in writing. Notwithstanding any of the foregoing, no Closing shall occur prior to the earlier of (i) the sixtyth (60th) calendar day after a Notified Debt Event of Default and (ii) the date on which such Notified Debt Event of Default is no longer continuing. For purposes of this Agreement, “First Closing Date” means the date on which the First Closing occurs, the “Second Closing Date” means the date on which the Second Closing occurs and the “Third Closing Date” means the date on which the Third Closing Date occurs.
Section 2.5   Memorandum of Association and Bye-Laws of the First Surviving Company, the Second Surviving Company and the Third Surviving Company.
(a)   The Memorandum of Association of the Company in effect immediately prior to the First Effective Time shall become the Memorandum of Association of the First Surviving Company following the First Effective Time. The bye-laws of the Company in effect immediately prior to the First Effective Time shall become the bye-laws of the First Surviving Company following the First Effective time.

(b)   The Memorandum of Association of the First Surviving Company in effect immediately prior to the Second Effective Time shall become the Memorandum of Association of the Second Surviving Company following the Second Effective Time. The bye-laws of the First Surviving Company in effect immediately prior to the Second Effective Time shall become the bye-laws of the Second Surviving Company following the Second Effective time.
(c)   The Memorandum of Association of the Second Surviving Company in effect immediately prior to the Third Effective Time shall become the Memorandum of Association of the Third Surviving Company following the Third Effective Time. The bye-laws of Parent Merger Sub in effect immediately prior to the Third Effective Time, shall, become the bye-laws of the Third Surviving Company following the Third Effective Time except that references to the name “Elk Merger Sub Limited” shall be replaced with references to the name of the Third Surviving Company (in each case, subject to Section 7.1).
Section 2.6   Directors and Officers of the First Surviving Company, the Second Surviving Company and the Third Surviving Company.
(a)   The Parties shall take all requisite actions such that, from and after the First Effective Time, the directors of Company Merger Sub immediately prior to the First Effective Time shall be the initial directors of the First Surviving Company, each to hold office in accordance with the Memorandum of Association and Bye-Laws of the First Surviving Company, and the officers of Company Merger Sub immediately prior to the First Effective Time shall be the initial officers of the First Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
(b)   The Parties shall take all requisite actions such that, from and after the Second Effective Time, the directors of New Company Holdco immediately prior to the Second Effective Time shall be the initial directors of the Second Surviving Company, each to hold office in accordance with the Memorandum of Association and Bye-Laws of the Second Surviving Company, and the officers of New Company Holdco immediately prior to the Second Effective Time shall be the initial officers of the Second Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
(c)   The Parties shall take all requisite actions such that, from and after the Third Effective Time, the directors of Parent Merger Sub immediately prior to the Third Effective Time shall be the initial directors of the Third Surviving Company, each to hold office in accordance with the Memorandum of Association and Bye-Laws of the Third Surviving Company, and the officers of Parent Merger Sub immediately prior to the Third Effective Time shall be the initial officers of the Third Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.
Section 2.7   Effect of the First Merger on Share Capital.
(a)   At the First Effective Time, subject to the other provisions of this Article II and Article III, each Ordinary Share issued and outstanding immediately prior to the First Effective Time (other than (i) First Merger Excluded Shares to be canceled pursuant to Section 2.8(h) other than any Reinvesting Shares, (ii) any Reinvesting Shares covered under Section 2.7(b), (iii) any Ordinary Shares covered under Section 2.10 (except for Company Restricted Shares, which are subject to and treated in accordance with this Section 2.7(a)), (iv) any Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 2.11 and (v) to the extent the First Effective Time occurs prior to the JSOP Exchange Date, any Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 2.10(a)(v) and Section 2.10(a)(vii)) shall, by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into per Ordinary Share, (i) the right to receive an amount in cash equal to the First Merger Amount, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 or as may be reduced as required by applicable Law or any Governmental Entity (the “First Merger Cash Consideration”) and (ii) the number of New Ordinary Shares equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (the “First Merger Share Consideration”, and together with the First Merger Cash Consideration, the “First Merger Consideration”).
(b)   At the First Effective Time, subject to the other provisions of this Article II and Article III, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time shall by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into, per Ordinary Share, a New Ordinary Share (the “First Merger Reinvesting Shareholder Consideration”).
(c)   From and after the First Effective Time, all of the Ordinary Shares converted into the First Merger Consideration pursuant to Section 2.7(a) shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of (x) a certificate (each a “Certificate”) or (y) non-certificated Ordinary Shares represented by book entry (“Book-Entry Shares”) previously representing any such Ordinary Shares shall thereafter cease to have any rights with respect to such securities, except the First Merger Consideration and, following the Third Merger, the Total Cash Consideration to be paid in consideration therefor upon the exchange of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.1.
(d)   Subject to Section 2.11, each Series C Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of the New Company Holdco (a “New Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.
(e)   Subject to Section 2.11, each Series D Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series D Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.
(f)   Subject to Section 2.11, each Series E Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series E Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.
(g)   (i) If, at any time during the period between the date of this Agreement and the First Effective Time, any class of outstanding Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the First Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 2.7(g) shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends, and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the First Merger Consideration.
(h)   At the First Effective Time, all Ordinary Shares that, immediately prior to the First Effective Time, (i) are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned

Subsidiaries of Parent, Parent Merger Sub or the Company or (ii) are held in treasury of the Company (such Ordinary Shares, together with the Ordinary Shares described in clause Section 2.8(h)(i), the “First Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(i)   At the First Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of Company Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into one fully paid ordinary share, par value $1.00 per share, of the First Surviving Company, which shall constitute the only issued ordinary share of the First Surviving Company immediately following the First Effective Time.
(j)   At the First Effective Time, the New Ordinary Shares that immediately prior to the First Effective Time are owned by the Company shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
Section 2.8   Effect of the Second Merger on Share Capital.
(a)   At the Second Effective Time, subject to the other provisions of this Article II and Article III, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) Second Merger Excluded Shares to be canceled pursuant to Section 2.8(h) other than New Ordinary Shares owned by the Reinvesting Shareholders, (ii) any New Ordinary Shares covered under Section 2.10 and, (iii) to the extent the Second Effective Time occurs prior to the JSOP Exchange Date, any New Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 2.10(a)(v) and Section 2.10(a)(vii)) shall, by virtue of the Second Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or New Company Holdco, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share (the “Second Merger Consideration”).
(b)   At the Second Effective Time, subject to the other provisions of this Article II and Article III, each First Surviving Reinvesting Share issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders shall by virtue of the Second Merger and without any action on the part of any holder thereof, New Company Holdco or the Company, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share.
(c)   From and after the Second Effective Time, all of the New Ordinary Shares converted into Second Merger Consideration pursuant to Section 2.8(a) shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of New Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the Second Merger Consideration to be paid in consideration therefor upon the exchange of any Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1.
(d)   Subject to Section 2.11, each New Series C Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series C Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.
(e)   Subject to Section 2.11, each New Series D Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series D Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

(f)   Subject to Section 2.11, each New Series E Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series E Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.
(g)   (i) If at any time during the period between the First Effective Time and the Second Effective Time, any class of outstanding New Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Second Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 2.8(g) shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Second Merger Consideration.
(h)   At the Second Effective Time, all New Ordinary Shares that, immediately prior to the Second Effective Time, (i) are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub or the Company or (ii) are held in treasury of the Company (such New Ordinary Shares, together with the New Ordinary Shares described in clause (i), the “Second Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(i)   At the Second Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of First Surviving Company that, immediately prior to the Second Effective Time, are owned by New Company Holdco shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
Section 2.9   Effect of the Third Merger on Share Capital
(a)   At the Third Effective Time, subject to the other provisions of this Article II and Article III, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) Third Merger Excluded Shares if canceled pursuant to Section 2.9(g), (ii) any Second Surviving Company Ordinary Shares covered under Section 2.10, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 2.11 and, (iv) to the extent the Third Effective Time occurs prior to the JSOP Exchange Date, any Second Surviving Company Ordinary Share held subject to the JSOP at such time, which shall be treated in accordance with Section 2.10(a)(v) and Section 2.10(a)(vii)) shall, by virtue of the Third Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or the Second, be converted into the right to receive, per Second Surviving Company Ordinary Share, an amount in cash equal to (x)(A)(I) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 2.10), as of immediately prior to the Third Effective Time, minus (II) the Aggregate First Merger Amount divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 2.10), plus (y) (A) the aggregate cash consideration actually paid in respect of the First Merger, including pursuant to Section 2.10 (not to exceed the Aggregate First Merger Amount) divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU

Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 2.10) plus (z) if applicable, any amount set forth in the True-Up Notice (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 (the “Third Merger Cash Consideration”).
(b)   From and after the Third Effective Time, all of the Second Surviving Company Ordinary Shares converted into the right to receive the Third Merger Cash Consideration pursuant to Section 2.9(a) or Section 2.9(b), shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Second Surviving Company Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the right to receive the Third Merger Cash Consideration or the Third Merger Reinvesting Shareholder Consideration, as applicable, to be paid in consideration therefor upon the exchange of Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1.
(c)   Subject to Section 2.11, each Second Surviving Company Series C Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series C Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
(d)   Subject to Section 2.11, each Second Surviving Company Series D Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series D Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
(e)   Subject to Section 2.11, each Second Surviving Company Series E Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series E Preferred Share, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
(f)   (i) If at any time during the period between the Second Effective Time and the Third Effective Time, any class of issued and outstanding Second Surviving Company Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Third Merger Cash Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 2.9(f) shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Third Merger Cash Consideration.
(g)   At the Third Effective Time, all Second Surviving Company Ordinary Shares that, immediately prior to the Third Effective Time, (i) are owned by Parent or Parent Merger Sub, or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub, by the Reinvesting Shareholders or the Company, or by Elk Topco, LLC following the contribution of such share pursuant to a Rollover and Support Agreement or (ii) are held in treasury of the Second Surviving Company (such Second Surviving

Company Ordinary Shares, together with the New Ordinary Shares described in clause Section 2.8(h)(i), the “Third Merger Excluded Shares”) shall, at the election of Parent, either receive the Total Cash Consideration or automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(h)   At the Third Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of Parent Merger Sub issued and outstanding immediately prior to the Third Effective Time shall be converted into one fully paid ordinary share, par value $1.00 per share, of the Third Surviving Company, which shall constitute the only issued ordinary share of the Third Surviving Company immediately following the Third Effective Time.
Section 2.10   Equity Awards; Company ESPP.
(a)   Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:
(i)   at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 2.7(a);
(ii)   (A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;
(iii)   (A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;
(iv)   (A) at the First Effective Time, each Company PSU Award not described in clause (iii) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 2.10(a)(iv) shall terminate without consideration immediately prior to the Third Effective Time;
(v)   if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, before the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) $205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in Section 4 of the JSOP);
(vi)   if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;

(vii)   as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request, and use reasonable best efforts to cause, the Trustee to, effective at the earlier of (A) the First Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., $1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 2.7(h)) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;
(viii)   (A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 2.7; and
(ix)   make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.
(b)   As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Second Surviving Company to, and the Second Surviving Company shall, pay the consideration payable pursuant to Section 2.10(a), net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.
Section 2.11   Shares of Dissenting Holders.
(a)   At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.
(b)   At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 2.7(e) with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 2.7(f) with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 2.7(f) with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c), (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.
(c)   In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 2.7.
(d)   The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 2.11 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.
ARTICLE III
EXCHANGE OF CERTIFICATES
Section 3.1   Surrender and Payment.
(a)   Not less than five Business Days prior to the anticipated Third Closing Date, Parent shall designate a nationally recognized bank or trust company selected by Parent and reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment and delivery of the aggregate Total Cash Consideration payable to holders of Ordinary Shares following the Mergers in accordance with Article II and, in connection therewith, shall enter into an agreement with the Paying Agent prior to the Third Closing Date in a form reasonably acceptable to the Company. At the Third Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Third Merger Cash Consideration and the Company shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate First Merger Cash Consideration payable to holders of Ordinary Shares following the First Merger pursuant to Article II (such cash, and the cash referred to in the immediately following sentence, being hereinafter referred to as the “Payment Fund”). Pending its disbursement in accordance with this Section 3.1, the Payment Fund shall be invested by the Paying Agent as directed by Parent in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $5,000,000,000. Any and all interest earned on the Payment Fund shall be paid by the Paying Agent to Parent or the Third Surviving Company, as Parent directs. Parent shall, or shall cause the Third Surviving Company to, promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments to former holders of Ordinary Shares following the Mergers pursuant to Article II. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any former holder of Ordinary Shares to receive the Total Cash Consideration. The Payment Fund shall not be used for any purpose other than the payment to holders of Ordinary Shares of the Total Cash Consideration.

(b)   As soon as practicable after the Third Effective Time (but in no event later than three Business Days after the Third Closing Date), the Third Surviving Company or Parent shall cause the Paying Agent to mail to each holder of record of Ordinary Shares whose Ordinary Shares were converted pursuant to Article II into the right to receive the Total Cash Consideration that are (i) represented by Certificates or (ii) Book-Entry Shares notice advising such holders of the effectiveness of the Mergers, which notice shall include (A) a form of letter of transmittal (which shall be in such form and have such other customary provisions as Parent or the Third Surviving Company may specify, and be in a form reasonably acceptable to the Company (prior to the Third Effective Time)) specifying that delivery shall be effected, and risk of loss and title to the Certificates or such Book-Entry Shares shall pass only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.2) or the surrender of such Book-Entry Shares to the Paying Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request), as applicable, such materials to be in such form and have such other provisions as is reasonably acceptable to the Company and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.2) or such Book-Entry Shares to the Paying Agent in exchange for the portion of the aggregate Total Cash Consideration that such holder is entitled to receive as a result of the Mergers pursuant to Article II. Upon the completion of such applicable procedures by a holder and, with respect to holders of record of a Certificate, the surrender of such holder’s Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 3.2), the Paying Agent shall deliver to such holder cash in an amount equal to the portion of the aggregate Total Cash Consideration that such holder is entitled to receive as a result of the Mergers pursuant to Article II (subject to any applicable withholding in accordance with Section 3.3), and such Certificates or Book-Entry Shares shall forthwith be canceled. If payment of the Total Cash Consideration is to be made to a Person other than the Person in whose name a Certificate surrendered is registered, it shall be a condition of payment that (x) the Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (y) the Person requesting such payment shall have established to the reasonable satisfaction of the Third Surviving Company (or any agent designated by the Third Surviving Company) that any transfer and other Taxes required by reason of the payment of the Total Cash Consideration to a Person other than the registered holder either has been paid or is not applicable. Until satisfaction of the applicable procedures contemplated by this Section 3.1 and subject to Section 2.11, each Certificate or Book-Entry Share shall be deemed at any time after the Third Effective Time to represent only the right to receive the Total Cash Consideration. No interest shall be paid or shall accrue on the cash payable with respect to Ordinary Shares pursuant to this Article III.
(c)   The Total Cash Consideration paid in respect of each Ordinary Share in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to such Ordinary Shares previously represented by such Certificates or Book-Entry Shares, subject to Section 2.11. At the Third Effective Time, the share transfer books of the Third Surviving Company shall be closed and thereafter there shall be no further registration of transfers on the share transfer books of the Third Surviving Company of Second Surviving Company Ordinary Shares that were issued and outstanding immediately prior to the Third Effective Time. From and after the Third Effective Time, the holders of Ordinary Shares formerly represented by Certificates or Book-Entry Shares immediately prior to the First Effective Time shall cease to have any rights with respect to such underlying Ordinary Shares, except for the right to receive the Total Cash Consideration or any rights pursuant to applicable Law. Subject to the last sentence of Section 3.1(d), if, at any time after the Third Effective Time, Certificates or Book-Entry Shares are presented to the Third Surviving Company for any reason, they shall be canceled and exchanged as provided in this Article III.
(d)   Any portion of the Total Cash Consideration made available to the Paying Agent pursuant to Section 3.1(a) that remains unclaimed by the holders of Ordinary Shares nine (9) months after the Third Effective Time shall be returned to the Third Surviving Company, or transferred as otherwise directed by Parent, upon demand, and any such holder who has not exchanged such holder’s Ordinary Shares for the Total Cash Consideration in accordance with this Section 3.1 prior to that time shall thereafter look only to the Third Surviving Company and only as general creditors thereof for delivery of the Total Cash Consideration (subject to any applicable withholding in accordance with

Section 3.3). Notwithstanding the foregoing, none of Parent, Parent Merger Sub, the Third Surviving Company or the Paying Agent shall be liable to any holder of Ordinary Shares for any Total Cash Consideration delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by holders of Ordinary Shares two years after the Third Effective Time, or such earlier time at which such amounts would otherwise escheat to or become property of any Governmental Entity, shall become, to the extent permitted by applicable Law, the property of Parent, free and clear of any claims or interest of any Person previously entitled thereto and no Proceeding may be brought or commenced by any Person previously entitled thereto under or in connection with the Mergers at any time after such date.
Section 3.2   Lost, Stolen or Destroyed Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder of the Ordinary Shares formerly represented by that Certificate, or by a representative of that holder, in each case, claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Second Surviving Company, the posting by such Person of a bond, in such reasonable amount as Parent or the Second Surviving Company may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will, if such holder has otherwise delivered a properly completed and duly executed letter of transmittal, pay (less any amounts entitled to be deducted or withheld pursuant to Section 3.3), in exchange for such lost, stolen or destroyed Certificate, the Total Cash Consideration to be paid in respect of the Ordinary Shares formerly represented by such Certificate as contemplated by this Article III.
Section 3.3   Withholding Taxes.   Parent (and its Affiliates), the Company (and after the Third Effective Time, the Third Surviving Company), New Company Holdco and the Paying Agent (without duplication) shall be entitled to deduct and withhold from the amounts otherwise payable pursuant to this Agreement (including in respect of amounts payable pursuant to Section 2.10) such amounts as are required to be deducted or withheld with respect to the making of such payment under any provision of applicable Tax Law. To the extent amounts are so deducted or withheld and paid over to the appropriate Tax Authority, the deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES
Each Company Party represents and warrants to Parent and Parent Merger Sub that, except as disclosed (a) in the Company SEC Documents (including all exhibits and schedules thereto and documents listed in an exhibit index for the Company 10-K that are incorporated by reference in such exhibits and schedules, but excluding any disclosures in such Company SEC Documents in any cautionary or forward-looking information contained in the “Risk Factors” or “Forward-Looking Statements” sections of such Company SEC Documents) filed or furnished prior to the date of this Agreement (it being understood that this clause (a) will not apply to any of Section 4.1, Section 4.2, Section 4.3, Section 4.4 and Section 4.5) or (b) in the disclosure schedules delivered by the Company to Parent and Parent Merger Sub simultaneously with the execution of this Agreement (the “Company Disclosure Schedules”):
Section 4.1   Corporate Existence and Power.
(a)   Each Company Party is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of Bermuda. Each Company Party has all requisite power and authority required to enable it in all material respects to own, lease, operate or otherwise hold its properties and assets and to carry on its business as now conducted. Each Company Party is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the character of the properties or asset owned, leased or operated by it or the nature of its activities make such licensing or qualification necessary, except for those jurisdictions where the failures to be so licensed or qualified, individually or in the aggregate, have not had a Company Material Adverse Effect. A true, correct and complete copy of each of the Company’s Memorandum of Association, as amended to the date of this Agreement (as so amended, the “Company Charter”) and the Sixth Amended and Restated Bye-laws of the Company, as amended to the date of this Agreement (as so amended, the “Company Bye-Laws”) is included in the Company SEC Documents. The Company has heretofore made available to Parent true, correct and complete copies of New Company Holdco’s and Company Merger Sub’s memorandum of association and bye-laws, in each case, as amended. Except for immaterial violations, the Company is not in violation of any provision of the Company Charter or the Company Bye-Laws and neither New Company Holdco nor Company Merger Sub is in violation of any provision of its memorandum of association and bye-laws, in each case, as amended.
(b)   Each Subsidiary of the Company is duly incorporated or organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its incorporation or organization, except where such failure to be so incorporated, organized, existing and in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Subsidiary of the Company has all requisite power and authority required to enable it to own, lease, operate or otherwise hold its properties and assets and to carry on its business as now conducted. Section 4.1(b) of the Company Disclosure Schedules sets forth a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company as of the date hereof.
(c)   New Company Holdco is a direct wholly owned Subsidiary of Company and Company Merger Sub is a direct wholly owned Subsidiary of New Company Holdco, in each case, that was formed solely for the purpose of engaging in the Transactions. Since the date of its incorporation and prior to the Third Effective Time, each of New Company Holdco and Company Merger Sub has not engaged in any activities other than the execution of this Agreement, the performance of its respective obligations, covenants and agreements hereunder, and matters ancillary thereto, and prior to the Third Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Mergers and the other Transactions (including, following the First Effective Time, with respect to New Company Holdco, the Shares of the First Surviving Company held by New Company Holdco by virtue of the First Merger in accordance with this Agreement).
Section 4.2   Authorization.
(a)   Each Company Party has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is party, to perform its obligations, covenants and agreements hereunder in each case (other than the Company Shareholder Approval to consummate the Transactions) and, subject to obtaining the Company Shareholder Approval, to consummate the Transactions. The execution, delivery and performance by each Company Party of this Agreement and the Ancillary Agreements to which it is party, and the consummation by each Company Party of the Transactions, have been duly authorized and approved by the Company Board, the New Company Holdco Board and the Company Merger Sub Board, and, except for (i) obtaining the Company Shareholder Approval, (ii) executing and delivering the Statutory Merger Agreements (as applicable) and (iii) filing the First Merger Application, the Second Merger Application and the Third Merger Application (as applicable) with the Registrar pursuant to the Bermuda Companies Act, no other action on the part of any Company Party is necessary to authorize the execution, delivery and performance by such Company of this Agreement and the Ancillary Agreements to which it is party and the consummation by the Company Parties of the Transactions. This Agreement has been duly executed and delivered by each Company Party, and, assuming due authorization, execution and delivery of this Agreement by Parent and Parent Merger Sub, this Agreement constitutes a legal, valid and binding obligation of each Company Party and is enforceable against each Company Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, rehabilitation, conservatorship, liquidation, receivership and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether considered in a proceeding in equity or at law) (collectively, “Creditors’ Rights”).
(b)   (i) If the First Company Bye-Law Amendment is approved, the affirmative vote (in person or by proxy) of a majority of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Company Shareholders Meeting at which two or more persons are present in person and representing in person or by proxy in excess of 50% of the total issued and outstanding Shares of the Company entitled to vote, in favor of the approval of this

Agreement, the Statutory Merger Agreements, the Mergers or (ii) if the First Company Bye-Law Amendment is not approved, the affirmative vote (in person or by proxy) of a majority of three-fourths of the Ordinary Shares and Preferred Shares, voting together as a single class, that are present (in person or by proxy) at the Company Shareholders Meeting at which two or more persons are present in person and representing in person or by proxy in excess of one-third of the total issued Shares of the Company entitled to vote, in favor of the approval of this Agreement, the Statutory Merger Agreements, and the Mergers (as applicable, the “Company Shareholder Approval”), which, for the avoidance of doubt, does not include approval of the Company Bye-Law Amendments, is the only vote or approval of the holders of any class or series of share capital of the Company or any of its Subsidiaries that is necessary to approve this Agreement, the First Statutory Merger Agreement, the Third Statutory Merger Agreement, the First and the Third Merger. The approval of each Company Bye-Law Amendment requires the affirmative vote (in person or by proxy) of a majority of the Ordinary Shares that are present (in person or by proxy) at the Company Shareholders Meeting at which two or more persons are present in person and representing in person or by proxy in excess of 50% of the total issued Ordinary Shares of the Company.
(c)   The Company Board, at a meeting duly called and held on or prior to the date hereof, has unanimously (i) determined in accordance with the Bermuda Companies Act that (A) the Total Cash Consideration to be received by the holders of the Ordinary Shares following the Mergers constitutes fair value for each Ordinary Share, (B) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares following the Mergers as described in Article II constitute fair value for each Series C Preferred Share, (C) the preferred shares of the Third Surviving Company to be received by the holders of the Series D Preferred Shares following the Mergers as described in Article II constitute fair value for each Series D Preferred Share, and (D) the preferred shares of the Third Surviving Company to be received by the holders of the Series E Preferred Shares following the Mergers as described in Article II constitute fair value for each Series E Preferred Share, (ii) approved the Mergers, this Agreement and the Statutory Merger Agreements, (iii) approved the Company Bye-Law Amendments and (iv) resolved, subject to Section 8.4, to make the Board Recommendation.
Section 4.3   Governmental Authorization.   The execution, delivery and performance by each Company Party of this Agreement and the consummation by each Company Party of the Transactions require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by any Company Party or any of its Subsidiaries other than (a) the filing of the First Merger Application, the Second Merger Application and the Third Merger Application with the Registrar pursuant to the Bermuda Companies Act, (b) the approval of the Bermuda Monetary Authority pursuant to the Bermuda Exchange Control Act 1972 regarding the change of ownership of the Company, (c) the approvals, filings and notices under all applicable Insurance Laws as set forth in Section 4.3 of the Company Disclosure Schedules (the “Company Insurance Approvals”), (d) the Parent Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 5.3), (e) filings required under, and compliance with other applicable requirements of, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws as set forth in Section 4.3 of the Company Disclosure Schedules, (f) compliance with any applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (g) compliance with any applicable requirements of the Securities Act, (h) the appropriate filings and approvals under the rules of the NASDAQ and (i) other actions, filings or Consents the absence or omission of which or the failure to be obtained, individually or in the aggregate, have not had a Company Material Adverse Effect.
Section 4.4   Non-Contravention.   Except as set forth on Section 4.4 of the Company Disclosure Schedules, the execution, delivery and performance by each Company Party of this Agreement and the consummation by each Company Party of the Transactions do not and will not, assuming compliance with the matters referred to in Section 4.2 and Section 4.3, (a) contravene or conflict with or constitute a violation of the Company Charter or the Company Bye-Laws or the organizational documents of any Subsidiary of the Company (including the New Company Holdco and Company Merger Sub), (b) materially contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger

Sub), (c) result in a breach of, require any consent under, constitute a breach or default (or an event that with notice or the passage of time would become a breach or default) under, result in the termination, modification, or cancellation of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to, any Material Contract to which the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger Sub) is a party or any material Permit or similar authorization held by the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger Sub)or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of the Company or any of its Subsidiaries (including the New Company Holdco and Company Merger Sub), except for such contraventions, conflicts or violations referred to in clause (b) or such breaches, consents or defaults referred to in clause (c) or Encumbrances referred to in clause (d) that, individually or in the aggregate, have not had a Company Material Adverse Effect.
Section 4.5   Capitalization.
(a)   The authorized share capital of the Company consists of 90,000,000 Ordinary Shares, 21,000,000 non-voting convertible ordinary shares, par value $1.00 per share, of the Company and 45,000,000 Preferred Shares (collectively, the “Company Capital Stock”). The authorized share capital of New Company Holdco, at the First Effective Time, will consist of 90,000,000 Ordinary Shares, 21,000,000 non-voting convertible ordinary shares, par value $1.00 per share, of New Holdco and 45,000,000 Preferred Shares. As of July 25, 2024 (the “Company Measurement Date”), 14,665,839 Ordinary Shares were issued and outstanding (including 2,035 Company Restricted Shares, but excluding 565,630 Ordinary Shares held subject to the JSOP) and 408,971 Preferred Shares were issued (consisting of 388,571 issued and held in treasury Series C Preferred Shares, 16,000 issued and outstanding Series D Preferred Shares and 4,400 issued and outstanding Series E Preferred Shares). With the exception of Ordinary Shares and Preferred Shares, no other shares (including no non-voting convertible ordinary shares) or other voting securities are issued or outstanding. All outstanding shares of Company Capital Stock have been duly authorized and validly issued in accordance with the Company Bye-Laws and are fully paid and nonassessable and not subject to any pre-emptive rights. Since the close of business on the Company Measurement Date until the date of this Agreement, other than under any Company Benefit Plan, the Company has not issued or granted any Company Capital Stock. As of the Company Measurement Date, there were 169,249 Ordinary Shares underlying Company RSU Awards (including 51,347 Ordinary Shares payable in respect of Company RSU Awards under the Company Deferred Compensation Plan), 135,947 Ordinary Shares underlying Company PSU Awards assuming such Company PSU Awards vest at their target level (or 258,923 Ordinary Shares underlying Company PSU Awards assuming such Company PSU Awards vest at their maximum level), 565,630 Ordinary Shares held subject to the JSOP, 50,353 Ordinary Shares reserved for issuance under the ESPP and 30,261 Ordinary Shares reserved for issuance under the Company Deferred Compensation Plan. Except as set forth in this Section 4.5, and except for changes since the close of business on the Company Measurement Date resulting from (x) the vesting or forfeiture, as applicable, of Company Restricted Shares, Company RSU Awards or Company PSU Awards outstanding on the Company Measurement Date, or (y) the payment, redemption or forfeiture of other securities issued as permitted by Section 6.1, there are outstanding (i) no shares or other equity or voting securities of the Company, (ii) no options, warrants or other rights or binding arrangements to acquire from the Company any shares or that require the Company to issue any shares or equity or voting securities of the Company or securities convertible into or exchangeable for shares or other equity or voting securities of the Company, (iii) no bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries, in each case, that are linked to, or the value of which is in any way based upon or derived from, the value of the Company or any part thereof, or any dividends or other distributions declared or paid on any shares of, or other equity or voting interests in, the Company, or that have or that by their terms may have at any time (whether actual or contingent) the right to vote (or that are convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Shares may vote, (iv) no preemptive or similar rights, subscription or other rights, convertible securities, or other agreements, arrangements or commitments of any character relating to the shares or other equity interests of the Company, obligating the Company to issue, transfer or sell any shares or other equity or voting securities of the Company or securities convertible into or exchangeable for shares or other equity or voting securities of the Company or obligating the Company to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment, (v) no restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of the Company (the items in the foregoing clauses (i) through (v), including the Company Capital Stock, being referred to collectively as “Company Securities”), and (vi) no obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of the Ordinary Shares or any other Company Securities excluding, for the avoidance of doubt, from clauses (v) and (vi) hereof, the Company Restricted Shares, the Company RSU Awards, the Company PSU Awards and the Ordinary Shares held subject to the JSOP. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. There are no voting trusts, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the Company Capital Stock. No Company Capital Stock is owned by any Subsidiary of the Company.
(b)   All outstanding Company Securities have been offered and issued in compliance in all material respects with the Company Bye-Laws, all applicable Laws, including the Securities Act and “blue sky” Laws, and any preemptive rights, rights of first refusal or other similar rights of any Person. As of the date hereof and the Third Closing Date, all of the issued and outstanding equity interests owned by the Company, directly or indirectly, in each of its Subsidiaries are owned by the Company free and clear of all Encumbrances other than Permitted Encumbrances.
(c)   As of the Third Effective Time, no former holder of Company Restricted Shares, Company RSU Awards, Company PSU Awards or Ordinary Shares held subject to the JSOP will have any rights with respect to such award other than the rights contemplated by Section 2.10 of this Agreement.
(d)   All outstanding equity interests in each of the Company’s Subsidiaries have been duly authorized and validly issued in accordance with the respective Organizational Documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ Organizational Documents) and nonassessable.
(e)   All of the equity interests (including, when issued as consideration in the First Merger, the New Ordinary Shares and New Preferred Shares) in New Company Holdco and Company Merger Sub have been duly authorized and validly issued in accordance with the respective Organizational Documents of New Company Holdco and Company Merger Sub and are fully paid (to the extent required under such Organizational Documents) and nonassessable.
(f)   All New Ordinary Shares and New Preferred Shares, when issued as consideration in the First Merger, will have been offered and issued in compliance in all material respects with the Memorandum of Association of New Company Holdco, the bye-laws of New Company Holdco, and any preemptive rights, rights of first refusal or other similar rights of any Person.
Section 4.6   SEC Filings.
(a)   True, correct and complete copies of the Company’s (i) annual report on Form 10-K for its fiscal year ended December 31, 2023, (ii) proxy or information statements relating to meetings of, or actions taken without a meeting by, holders of Shares held since January 1, 2022 and (iii) other reports, statements, schedules and registration statements filed with the SEC since January 1, 2022, in each case, as amended (the documents referred to in this Section 4.6(a) being referred to collectively as the “Company SEC Documents”), are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”).
(b)   As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective filing or furnishing dates (in the case of all other Company SEC Documents) (or, in each case, if amended or supplemented, as of the effective date or filing date, as applicable, of such amendment or supplement), each Company SEC Document complied as to form in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, applicable to such Company SEC Document, and no Company SEC Document when filed or furnished (or, in the case of a registration statement at the time it was declared effective or subsequently amended) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC.
(c)   The Company has timely filed with or furnished to the SEC all forms, reports, schedules, registration statements, proxy statements and other documents required to be filed with or furnished to the SEC by the Company since January 1, 2022. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents.
Section 4.7   Financial Statements.
(a)   The audited and unaudited financial statements of the Company (including any related notes and schedules) included or incorporated by reference in the Company SEC Documents (i) complied as to form in all material respects with the applicable accounting requirements and the applicable published rules and regulations of the SEC with respect thereto in effect at the time of such filing with the SEC, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be described in the notes to such financial statements and, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q or any successor form under the Exchange Act) and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, shareholders’ equity, income, changes in consolidated position or cash flows for the periods then ended (except as may be indicated in the notes to such financial statements, and subject, in the case of the unaudited financial statements, to the absence of footnotes and normal year-end audit adjustments), all in accordance with GAAP. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” (as defined in Item 303(a)(4) of Regulation S-K promulgated by the SEC).
(b)   The Company has made available to Parent and Parent Merger Sub copies of the following statements, in each case together with the exhibits, schedules and notes thereto, required by the applicable Domiciliary Department of Insurance (collectively, the “Statutory Statements”): (i) the annual statement of each Insurance Company as of and for the annual periods ended December 31, 2022 and 2023, in each case as filed with the applicable Domiciliary Department of Insurance for such Insurance Company, and (ii) the quarterly statements of each Insurance Company as of and for the quarterly period ended March 31, 2024, in each case as filed with the applicable Domiciliary Department of Insurance of such Insurance Company. The Statutory Statements have been prepared in all material respects in accordance with SAP applied consistently throughout the periods presented, and present fairly, in all material respects, the statutory financial position and results of operations and changes in capital and surplus (or stockholders’ equity, as applicable) of the Insurance Companies as of their respective dates and for the respective periods covered thereby. Except as set forth on Section 4.7(b) of the Company Disclosure Schedules, as of its filing date, and, if amended, as of the date of the last amendment prior to the date hereof, each such filing complied with applicable Law in all material respects. No Governmental Entity has asserted any material deficiency related to any such filing.
(c)   The unaudited financial statements of Core Specialty Insurance Holdings Inc. (including any related notes and schedules) as of and for the annual periods ended December 31, 2022 and December 31, 2023 made available to Parent by the Company and set forth on Section 4.7(c) of the Company Disclosure Schedule are true, correct and complete copies of such audited and unaudited financial statements the Company received from Core Specialty Insurance Holdings, Inc.
Section 4.8   Disclosure Documents.   The Proxy Statement (and any amendment or supplement thereto) will, when filed, at the date it is first mailed to the holders of Shares, and at the time of the Company Shareholders Meeting, comply as to form in all material respects with the applicable requirements of the Exchange Act. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement, at the date it is first mailed to the holders of Shares, and at the time of the Company Shareholders Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement reflecting information supplied by or on behalf of Parent, its Affiliates or any of its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement.
Section 4.9   Controls and Procedures.
(a)   Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and former principal financial officer of the Company) has made all applicable certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the United States Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated thereunder and under the Exchange Act (collectively, the “Sarbanes-Oxley Act”) with respect to Company SEC Documents and the statements contained in such certifications are true and accurate in all material respects. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the respective meanings given to such terms in the Sarbanes-Oxley Act. The Company is in compliance in all material respects with all of the other applicable provisions of the Sarbanes-Oxley Act.
(b)   The Company maintains, on behalf of itself and its consolidated Subsidiaries, a system of internal controls over financial reporting (as such terms are defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its consolidated Subsidiaries, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its consolidated Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board and (iii) provide assurance regarding the prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its consolidated Subsidiaries. Neither the Company nor, to the knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (x) any significant deficiencies or material weaknesses (as such terms are defined in Rule 12b-2 under the Exchange Act) in the design or operation of system of internal controls over financial reporting utilized by the Company and its consolidated Subsidiaries that has not been subsequently remediated or (y) any fraud that involves management or other employees who have a significant role in the preparation of financial statements or the internal controls over financial reporting utilized by the Company and its consolidated Subsidiaries.
(c)   The Company has designed and maintained disclosure controls and procedures (as such terms are defined in Rule 13a-15(e) under the Exchange Act) reasonably designed to ensure that information required to be disclosed by the Company in the reports it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that such information is communicated to the Company’s management by others within the Company and its consolidated Subsidiaries as appropriate to allow timely decisions regarding required disclosure.
(d)   Since January 1, 2022 through the date hereof and as of the Third Closing Date, (i) neither the Company nor any of its consolidated Subsidiaries nor, to the Company’s knowledge, any director or officer of the Company or any of its consolidated Subsidiaries has received written complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls, and (ii) no attorney representing the Company or any of its consolidated Subsidiaries, whether or not employed by the Company or any of its consolidated Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its consolidated Subsidiaries or their respective officers, directors, employees or agents to the Company

Board or any committee thereof or to any director or officer of the Company pursuant to the rules of the SEC adopted under Section 307 of the Sarbanes-Oxley Act.
Section 4.10   Absence of Certain Changes.   Except as set forth on Section 4.10 of the Company Disclosure Schedules:
(a)   from the Company Balance Sheet Date to the date hereof, the Company and its Subsidiaries have conducted their business in the ordinary course of business consistent with past practice in all material respects, other than discussions and negotiations related to this Agreement; and
(b)   from the Company Balance Sheet Date to the date hereof, there has not been any Effect that, individually or in the aggregate, would have, a Company Material Adverse Effect.
Section 4.11   No Undisclosed Material Liabilities.   There are no liabilities of the Company or any of its Subsidiaries (or, following the First Merger, New Company Holdco) that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet of the Company and its Subsidiaries (or, following the First Merger, New Company Holdco), other than: (a) liabilities reflected or reserved against in the Company Balance Sheet (including the notes thereto) or in any other balance sheets included in the Company SEC Documents; (b) liabilities incurred since the Company Balance Sheet Date in the ordinary course of business consistent with past practice; (c) liabilities that relate to Taxes incurred in the ordinary course of business consistent with past practice that are not yet due and payable; (d) liabilities that would not, individually or in the aggregate, have a Company Material Adverse Effect; (e) liabilities incurred in connection with the performance of Contracts as to which the Company or one of its Subsidiaries is a party (to the extent such liabilities or obligations do not arise out of a breach of or default under such Contract and such Contract has been filed with the SEC or made available to Parent); and (f) liabilities arising under this Agreement or incurred in connection with the Transactions.
Section 4.12   Litigation.   Except as set forth on Section 4.12 of the Company Disclosure Schedules, as of the date of this Agreement and as of the Third Closing Date:
(a)   there is no Proceeding (excluding ordinary course claims made under or in connection with any Reinsurance Agreement or Insurance Contract) pending against, or, to the knowledge of the Company, threatened in writing against or involving, the Company, any of its Subsidiaries or, to the knowledge of the Company, any of their respective officers or directors in their capacities as such, except as would not, individually or in the aggregate, have a Company Material Adverse Effect; and
(b)   there is no outstanding order, writ, injunction or judgment to which the Company or any of Subsidiaries, or any of their assets, rights or properties, is subject that, individually or in the aggregate, would have a Company Material Adverse Effect.
Section 4.13   Taxes.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect:
(a)   (i) all Tax Returns required to be filed with any Tax Authority by, or with respect to, the Company and its Subsidiaries have been duly and timely filed in accordance with all applicable Laws (taking into account applicable extensions), (ii) all such Tax Returns are true, correct and complete in all material respects and (iii) all Taxes due and payable by the Company and its Subsidiaries (whether or not shown on such Tax Returns) have been timely paid;
(b)   there is no Proceeding proposed or pending against or, to the knowledge of the Company, threatened in writing with respect to the Company or any of its Subsidiaries in respect of any Tax or Tax Return, and neither the Company nor any of its Subsidiaries has received from any Tax Authority any written notice of proposed adjustment, deficiency, or underpayment of Taxes which has not been fully resolved or withdrawn;
(c)   all Taxes required to be withheld, collected or deposited by the Company or its Subsidiaries in connection with amounts paid to any employee, independent contractor, creditor, shareholder or other Person have been timely withheld, collected and deposited with the applicable Tax Authority;

(d)   no written claim has been made by a Tax Authority in a jurisdiction in which the Company or one of its Subsidiaries does not file a Tax Return claiming that the Company or any of its Subsidiaries is subject to taxation that would be the subject of such Tax Return, which claim has not been fully resolved with the applicable Tax Authority;
(e)   neither the Company nor any of its Subsidiaries has granted or is otherwise party to any currently effective requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any Taxes with respect to any Tax Returns of the Company or any of its Subsidiaries;
(f)   neither the Company nor any of its Subsidiaries (i) is a party to, is bound by or has any obligation for any Tax pursuant to any Tax sharing, allocation or indemnity agreement or any similar agreement or arrangement (other than a customary commercial agreement or arrangement entered into in the ordinary course of business consistent with past practice the principal purposes of which is not Tax), (ii) is or has been a member of an affiliated, consolidated, joint, unitary, combined or similar group for purposes of filing Tax Returns of which the Company or any of its Subsidiaries was not the parent, or (iii) has any liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any analogous provision of state, local or non-U.S. Law), as transferee or successor, or otherwise as a matter of Law;
(g)   in the past two years, neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code;
(h)   neither the Company nor any of its Subsidiaries has participated in or has any liability or obligation with respect to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4;
(i)   neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Third Closing Date as a result of (i) any installment sale or other transaction entered into prior to the Third Closing, (ii) any change in or incorrect method of accounting with respect to a taxable period (or portion thereof) ending on or before the Third Closing Date, (iii) any closing agreement described in Section 7121 of the Code (or corresponding or similar provision of state, local or non-U.S. Law) entered into prior to the Third Closing, (iv) any prepaid amount received or paid, or deferred revenue accrued, prior to the Third Closing, (v) any election under Section 965(h) of the Code, (vi) any “gain recognition agreement” entered into under Section 367 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) prior to the Third Closing, or (vii) any intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law);
(j)   neither the Company nor any of its Subsidiaries that are organized outside the United States is a surrogate foreign corporation within the meaning of Section 7874(a)(2)(B) or Section 7874(b) of the Code;
(k)   neither the Company nor any of its Subsidiaries has deferred any payroll or employment Taxes that remains unpaid or claimed any other benefit or relief, in each case, pursuant to the CARES Act;
(l)   except as set forth in Section 4.13(l) of the Company Disclosure Schedules, each of the Company and its Subsidiaries is treated as a corporation for U.S. federal income Tax purposes, and neither the Company nor any of its Subsidiaries has made any election under Treasury Regulations Section 301.7701-3;
(m)   neither the Company nor any of its Subsidiaries (i) has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or other fixed place of business in, or is tax resident, in a country other than the country in which it is organized, or (ii) has transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code;

(n)   all excise Tax Returns and excise Taxes under Section 4371 of the Code with respect to any reinsurance or retrocession agreement to which the Company or any of its Subsidiaries is a party have been duly and timely filed and paid;
(o)   the Company and its Subsidiaries (i) are in compliance in all material respects with all applicable transfer pricing laws and regulations, (ii) have collected all sales and use Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Tax Authority, or have been furnished properly completed exemption certificates and have maintained all such records and supporting documents in the manner required by all applicable sales and use Tax statutes and regulations; and (iii) are in compliance in all material respects with all Laws applicable to abandoned or unclaimed property or escheat and have timely paid, remitted, or delivered to each jurisdiction all amounts in respect of unclaimed or abandoned property required by any applicable Laws to be paid, remitted, or delivered to that jurisdiction; and
(p)   there are no Encumbrances for Taxes (other than Permitted Encumbrances) upon any of the assets of the Company or any of its Subsidiaries.
Section 4.14   Employee Benefit Plans; Employment.
(a)   Section 4.14(a) of the Company Disclosure Schedules sets forth a true, correct and complete list of the material Company Benefit Plans.
(b)   With respect to each material Company Benefit Plan, the Company has made available to Parent true, correct and complete copies of, as applicable: (i) each writing constituting a part of such Company Benefit Plan (or, in the case of any unwritten Company Benefit Plan, a description thereof), any related trust agreement, insurance contract or policy or other funding instrument and any amendments thereto; (ii) the most recent annual report, with all accompanying schedules and financial statements attached thereto (including any related actuarial valuation report); (iii) the most recent summary plan description and any summaries of material modifications thereto; (iv) the most recent determination, opinion or advisory letter from the IRS; (v) the most recent written results of all required compliance testing; and (vi) copies of any material correspondence with the IRS, Department of Labor or other Governmental Entity since January 1, 2022.
(c)   Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) each Company Benefit Plan has been established, funded, administered and maintained in compliance with its terms and with applicable Law (including, to the extent applicable, ERISA and the Code) and (ii) there is no Proceeding (other than routine claims for benefits) pending or, to the knowledge of the Company, threatened against any Company Benefit Plan, any fiduciary thereof or the Company or any of its Subsidiaries with respect to any Company Benefit Plan.
(d)   Except as set forth on Section 4.14(d) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries nor any ERISA Affiliate has within the previous six years maintained, sponsored, contributed to (or had an obligation to contribute to) or currently maintains, sponsors or participates in, contributes to (or has an obligation to contribute to) or otherwise has any liability with respect to (i) any defined benefit pension plan (within the meaning of Section 3(35) of ERISA, whether or not subject to ERISA), multiemployer plan (within the meaning of Section 3(37) of ERISA) or plan that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412, 430 or 4971 of the Code, (ii) any multiple employer plan as described in Section 4063 or 4064 of ERISA or Section 413(c) of the Code or (iii) any “multiple employer welfare arrangement” within the meaning of Section 3(4) of ERISA.
(e)   Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the is the subject of a favorable determination letter, opinion letter or advisory letter, if applicable, from the IRS to the effect that such Company Benefit Plan is tax-qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code. Nothing has occurred that, individually or in the aggregate has resulted, or would reasonably be expected to result, in the IRS’s revocation of the determination letter, opinion letter or advisory letter, as applicable, or the loss of such tax-qualified status or exemption from taxation, as described in the preceding sentence (other than routine errors that may be corrected under the IRS Employee Plans Compliance Resolution System).
(f)   No Company Benefit Plan that is a “welfare benefit plan” (within the meaning of Section 3(1) of ERISA) provides post-termination or retiree life insurance, health or other welfare benefits or coverage to any person, except as may be required by Section 4980B of the Code or any similar Law.
(g)   Neither the Company nor any of its Subsidiaries has any obligation to make any gross-up payment to any individual with respect to any income Tax, additional Tax, excise Tax or interest charge imposed pursuant to Section 409A or Section 4999 of the Code.
(h)   Except as set forth on Section 4.14(h) of the Company Disclosure Schedules or as otherwise contemplated under this Agreement, neither the execution nor delivery of this Agreement, nor approval of this Agreement by holders of Shares, nor the consummation of the Transactions would reasonably be expected to, whether alone or in combination with any other event(s), (i) entitle any officer, employee or individual service provider of the Company or any of its Subsidiaries to severance pay or any other payment under any Company Benefit Plan, (ii) accelerate the time of payment or vesting, or increase the amount of, compensation or benefits due to any such officer, employee or individual service provider, (iii) result in any forgiveness of Indebtedness or trigger any funding obligation under any Company Benefit Plan or (iv) result in an obligation to fund or otherwise set aside assets to secure to any extent any of the obligations under any Company Benefit Plan.
(i)   Except as set forth on Section 4.14(i) of the Company Disclosure Schedules, based solely on payments and benefits to be provided by the Company or any of its Subsidiaries, the consummation of the Transactions will not, either alone or in combination with another event, result in any payment or benefit (whether in cash or property or the vesting of property) to any “disqualified individual” (within the meaning of Section 280G of the Code) that could reasonably be expected to, individually or in combination with any other payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code).
(j)   Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, all Company Benefit Plans subject to the Laws of any jurisdiction outside of the United States or that covers any employee, officer, director or other individual service provider of any of the Company or any of its Subsidiaries residing or working outside of the United States (each, a “Foreign Benefit Plan”) (i) if they are intended to qualify for special tax treatment, meet all requirements for such treatment and, to the knowledge of the Company, there are no existing circumstances or events that have occurred that could reasonably be expected to affect adversely the special tax treatment with respect to such Foreign Benefit Plan, (ii) if they are required to be funded and/or book-reserved, are funded and/or book reserved to the extent so required, as appropriate, based upon reasonable actuarial assumptions, and (iii) if required to be qualified, approved or registered with a Governmental Entity, is and has been so qualified, approved or registered and nothing has occurred that could reasonably be expected to result in the loss of such qualification, approval or registration, as applicable.
(k)   Neither the Company nor any of its Subsidiaries is or has been, since January 1, 2023, a party to, bound by or negotiating a collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization. To the knowledge of the Company, there has not been since January 1, 2023, nor is there currently, any organized effort by any labor union, works council, trade union, labor association or other employee representative organization to organize any employees of the Company or any of its Subsidiaries into one or more collective bargaining units. Neither the Company nor any of its Subsidiaries is, or since January 1, 2023 has been, a party to any material dispute or controversy with a labor union, works council, trade union, labor association or other employee representative organization, nor since January 1, 2023 has the Company or any of its Subsidiaries experienced any actual or threatened labor strikes, work slowdowns, lock-outs or work stoppages, and to the knowledge of the Company, none are threatened.
(l)   Except where the failure to so comply would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each of its Subsidiaries are in compliance and,

since January 1, 2023, have complied with all applicable Laws relating to employment matters, including applicable Laws that relate to wages, hours, wage payment, classification of all employees and service providers (including as exempt or non-exempt and as employee versus independent contractor), employee record keeping, privacy, labor, fair employment practices, hiring, training and/or promotion, terms and conditions of employment, workers’ compensation, occupational safety and health, plant closings, withholding of taxes, discrimination in employment, disability rights or benefits, equal employment opportunity, immigration (including applicable United States I-9 Laws), reasonable accommodations, labor relations and collective bargaining, employee leave issues and unemployment insurance.
(m)   Since January 1, 2023, neither the Company or any of its Subsidiaries has taken any action which constituted a “plant closing” or “mass layoff” within the meaning of the WARN Act, issued any notification of a “plant closing” or “mass layoff” required by the WARN Act, or incurred any liability or obligation under the WARN Act that remains unsatisfied.
(n)   Since January 1, 2023, neither the Company or any of its Subsidiaries has been a party to a settlement agreement with a current or former employee to resolve allegations of sexual harassment. To the knowledge of the Company, since January 1, 2023, no material allegation of sexual harassment in violation of applicable Law has been made by or against any officer, director or managerial employee of the Company or its Subsidiaries.
Section 4.15   Compliance with Laws.
(a)   Neither the Company nor any of its Subsidiaries, nor any directors, officers, or, to the knowledge of the Company, employees, agents, or other third parties, in each case, acting on behalf of the Company and its Subsidiaries, is in violation of, or has since January 1, 2021, violated, any applicable provisions of any Laws or Governmental Orders, in each case, applicable to the Company or its Subsidiaries or their assets, properties or business, except for any violations that have not had, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2021 through the date hereof and as of the Third Closing Date, neither the Company nor any of its Subsidiaries, nor any directors, officers, or, to the knowledge of the Company, employees, agents, or other third parties, in each case, acting on behalf of the Company and its Subsidiaries has been given written notice, written communication, or, to the knowledge of the Company, oral notification from any Governmental Entity regarding any asserted past or present failure to comply with any Law or Governmental Order and, to the knowledge of the Company, there has not been any threat to provide such notification, except for any violation that would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is a party to, or bound by, any Governmental Order or other agreement with any Governmental Entity (including a consent agreement, memorandum or understanding with, or any commitment letter or similar undertaking to, any Governmental Entity), in each case, applicable to them or their assets, properties or businesses, which (i) limits the ability of the Company or any of the Insurance Companies to issue insurance policies or enter into reinsurance agreements, (ii) requires any divestiture of any investment of any Subsidiary of the Company or involves any guarantee, capital maintenance or capital support arrangement for the benefit of, the Company or any of its Subsidiaries, (iii) in any manner relates to the ability of any of the Company’s Subsidiaries to pay dividends, (iv) requires any investment of the Insurance Companies to be treated as non-admitted assets (or the local equivalent), or (v) would otherwise, individually or in the aggregate, have a Company Material Adverse Effect.
(c)   Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective directors, officers or employees is in violation of, or has since January 1, 2021, violated, any applicable provisions of (i) any Economic Sanctions/Trade Laws, (ii) any anti-money laundering-related Laws or (iii) the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act or any similar anti-bribery or anti-corruption Laws, in each case, except for any violations that would not, individually or in the aggregate, have a Company Material Adverse Effect. None of the Company, its Subsidiaries or any of their respective directors, officers or employees is a Sanctions Target. The Company and its Subsidiaries have adopted and maintained written policies, procedures and internal controls reasonably designed to reasonably ensure material compliance with all Economic Sanctions/Trade Laws, anti-money laundering-related Laws and anti-bribery and anti-corruption Laws.
Section 4.16   Environmental Matters.   Except as set forth on Section 4.16 of the Company Disclosure Schedules:
(a)   Since January 1, 2023, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Entity or other Person alleging that the Company or any of its Subsidiaries is in violation of or liable under any applicable Environmental Law, and neither the Company nor any of its Subsidiaries is subject to any Proceeding, Order or investigation with respect to potential liability pursuant to Environmental Law (and to the knowledge of the Company, no such matters are threatened in writing), except with respect to any matter related to the foregoing that (i) has been fully resolved or (ii) would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   The Company and its Subsidiaries are, and since January 1, 2023 have been, in compliance with all applicable Environmental Laws, including holding all Permits required pursuant to Environmental Laws, except with respect to any noncompliance that would not, individually or in the aggregate, have a Company Material Adverse Effect.
(c)   Neither the Company nor any of its Subsidiaries has entered into any agreements in connection with the sale or disposition of any real property or any business, pursuant to which the Company or its Subsidiaries has either agreed to indemnify the purchaser of said property or business with respect to liabilities pursuant to Environmental Law, or retained or assumed liabilities pursuant to Environmental Law, excluding any such agreements pursuant to which liability would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)   There has been no Release or disposal of, contamination by or exposure of any Person to any Hazardous Substance that has given or would give rise to any liability (contingent or otherwise) under Environmental Law for the Company or any of its Subsidiaries, excluding any such liabilities (i) that would not, individually or in the aggregate, have a Company Material Adverse Effect or (ii) under any Insurance Contracts, Reinsurance Agreements or Investment Assets.
Section 4.17   Real Property.
(a)   Section 4.17(a) of the Company Disclosure Schedules sets forth a true and complete list all real property owned by the Company or any of its Subsidiaries (excluding any real property held by the Company or any of its Subsidiaries, directly or indirectly, as or through its Investment Assets).
(b)   Section 4.17(b) of the Company Disclosure Schedules sets forth a true and complete list of all material leases, subleases and licenses pursuant to which the Company or any of its Subsidiaries holds a leasehold interest in any real property (excluding any leasehold interests held by the Company or any of its Subsidiaries, directly or indirectly, as or through its Investment Assets) (the “Company Leases”). Each of the Company and its Subsidiaries are in compliance, in all material respects, with the terms of all Company Leases and all such Company Leases are in full force and effect, in each case, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Each Company Lease is a legal, valid and binding obligation of the Company or any of its Subsidiaries that is a party thereto, as applicable, and, to the knowledge of the Company, the other parties thereto, subject to the Creditors’ Rights, and (i) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other party to a Company Lease is in breach or violation of any provision of, or in default under, any Company Lease except for breaches, violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect, and (ii) to the knowledge of the Company, no event has occurred that, with or without notice, lapse of time or both, would constitute such a breach, violation or default, except for breaches, violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true and complete copies of each Company Lease.
(c)   The Company or one of its Subsidiaries has good and valid title to all real property owned by the Company or any of its Subsidiaries, and a valid leasehold in any real property subject to a Company Lease, free and clear of all Encumbrances other than Permitted Encumbrances.

Section 4.18   Material Contracts.
(a)   Except (v) for any Contract filed as an exhibit to the Company SEC Documents, (w) as set forth on Section 4.18 of the Company Disclosure Schedules, (x) for Reinsurance Agreements involving assumed net reserves as of December 31, 2023 less than or equal to $300,000,000 (other than clause (x) below), (y) for any Company Benefit Plan and (z) for contracts, agreements, instruments or commitments that relate to Investment Assets (including the disposition, custody or acquisition thereof), neither the Company nor any of its Subsidiaries is a party to or expressly bound by any written or oral agreement, lease, easement, license, contract, note, bond, mortgage, indenture or other legally binding obligation or arrangement (each, a “Contract”) as of the date of this Agreement that:
(i)   would be required to be filed by the Company as a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii)   is a partnership, limited liability company, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, limited liability company or joint venture in which the Company owns, directly or indirectly, any voting or economic interest, other than with respect to any wholly owned Subsidiary of the Company;
(iii)   (A) limits in any material respect either the type or line of business in which the Company or any of its Subsidiaries may engage or the manner or locations in which any of them may so engage in any business (including through “non-competition” or “exclusivity” provisions) or (B) prohibits the Company or any of its Subsidiaries from soliciting any client or customer in such capacity;
(iv)   (A) grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or any of its Subsidiaries or (B) obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis or contains a “most favored nation” or similar covenant with any third party;
(v)   relating to Indebtedness for borrowed money of the Company or any of its Subsidiaries in excess of $20,000,000, other than any Indebtedness solely between or among the Company and any of its Subsidiaries;
(vi)   provides for any guaranty of liabilities or obligations by the Company or any of its Subsidiaries, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than any guaranty by the Company or any of its Subsidiaries of any of the obligations of the Company or any of its wholly owned Subsidiaries;
(vii)   limits or restricts the ability of the Company or any of its Subsidiaries to (A) declare or pay dividends or make distributions in respect of their capital stock, partner interests, membership interests or other equity interests, (B) pledge capital stock or (C) issue any guarantee of Indebtedness;
(viii)   involves the settlement of any pending or threatened Proceeding that (x) requires payment obligations after the date hereof in excess of $10,000,000 by the Company or any of its Subsidiaries or (y) imposes material ongoing restrictions on the Company or any of its Subsidiaries, in each case, other than claims settled under Reinsurance Agreements or Insurance Contracts in the ordinary course of business consistent with past practice;
(ix)   requires aggregate payments by the Company or any of its Subsidiaries in excess of $15,000,000 in any twelve-month period, other than (x) Contracts that can be terminated by the Company or any of its Subsidiaries on less than one hundred and twenty days’ notice without payment by the Company or any of its Subsidiaries of any material penalty or (y) commercial agreements entered into in the ordinary course of business consistent with past practice;
(x)   is (x) a Reinsurance Agreement involving assumed net reserves as of December 31, 2023 in excess of $300,000,000 or (y) a ceded Reinsurance Agreement that, together with all other ceded Reinsurance Agreements involving the same assuming reinsurer, involves net reserves as of

December 31, 2023 in excess of $50,000,000, or, in either case, is a Reinsurance Agreement entered into after December 31, 2023 that would reasonably be expected to involve assumed or ceded net reserves in excess of such thresholds as of the date hereof;
(xi)   is an agreement with a Governmental Entity of a type described in Section 4.15(b).
(xii)   (A) relates to the disposition or acquisition (directly or indirectly) by the Company or any of its Subsidiaries of any material assets or properties of the Company or its Subsidiaries (x) that is expected to occur after the date hereof or (y) pursuant to which any earn-out, deferred or contingent payment would be required to be paid by the Company or any of its Subsidiaries, or indemnification obligations of the Company or any of its Subsidiaries, which remain outstanding (excluding indemnification obligations in respect of representations and warranties that survive indefinitely or for periods equal to a statute of limitations), (B) pursuant to which the Company or any of its Subsidiaries will acquire any material interest in any other Person or other business enterprise or (C) contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets;
(xiii)   pursuant to which the Company or any of its Subsidiaries is materially restricted in its right to assert, use or register any Company Intellectual Property (other than non-exclusive licenses granted to third-parties in the ordinary course of business consistent with past practice and non-disclosure agreements);
(xiv)   is a collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization; or
(xv)   is a Material IP Contract.
(b)   Each such Contract described in clauses (i) through (xv) above is referred to herein as a “Material Contract.” Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other party to a Material Contract is in breach or violation of any provision of, or in default under, any Material Contract, and, to the knowledge of the Company, no event has occurred that, with or without notice, lapse of time or both, would constitute such a breach, violation or default, except for breaches or violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true and complete copies of each Material Contract as of the date of this Agreement. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Material Contract is (A) a legal, valid and binding obligation of the Company or any of its Subsidiaries that is a party thereto, as applicable, and, to the knowledge of the Company, the other parties thereto (provided, however, that such enforcement may be subject to Creditors’ Rights), (B) enforceable in accordance with its terms and (C) in full force and effect. As of the date hereof and as of the Third Closing Date, neither the Company nor any of its Subsidiaries has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew, renegotiate or otherwise modify the terms of any such Material Contract, except for such notices to terminate, not renew, renegotiate or modify the terms of such Material Contract that would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 4.19   Intellectual Property and Data Privacy.
(a)   Section 4.19(a) of the Company Disclosure Schedules sets forth a true, correct and complete list as of the date of this Agreement of all patent, trademark and copyright registrations and applications for registration that are Company Intellectual Property. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries own free and clear of any Encumbrances (other than Permitted Encumbrances), all Company Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted, and (ii) the items on the above Schedule are unexpired and, to the knowledge of the Company, valid and enforceable.

(b)   Each material Contract pursuant to which the Company or any of its Subsidiaries grants or obtains rights in or to use material Intellectual Property (excluding Contracts granting rights to use generally commercially available, off-the-shelf software (including “shrink-wrap” or “click-wrap” agreements)) (“Material IP Contract”) is a legal, valid and binding obligation of the Company or any of its Subsidiaries that is party thereto, and, to the knowledge of the Company, of each other party thereto, is in full force and effect and is enforceable by the Company or the applicable Subsidiary, in each case, subject to Creditors’ Rights, except as, individually or in the aggregate, is not and would not be reasonably expected to be, material to the Company and its Subsidiaries, taken as a whole.
(c)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, as of the date of this Agreement and as of the Third Closing Date, no claims are pending (i) challenging the ownership, enforceability, scope, validity or use by the Company or any of its Subsidiaries of any Company Intellectual Property or (ii) alleging that the Company or any of its Subsidiaries is violating, misappropriating or infringing the Intellectual Property rights of any Person. To the knowledge of the Company, as of the date of this Agreement and as of the Third Closing Date, no such claims have been threatened in writing except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, as of the date of this Agreement and as of the Third Closing Date, (i) no Person is misappropriating, violating or infringing the rights of the Company or any of its Subsidiaries with respect to any Company Intellectual Property and (ii) the operation of the business of the Company and its Subsidiaries does not violate, misappropriate or infringe, and has not since January 1, 2023 violated, misappropriated or infringed, the Intellectual Property rights of any other Person.
(e)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company has taken commercially reasonable steps to prevent the unauthorized disclosure or use of its trade secrets and confidential information. To the knowledge of the Company, there has been no unauthorized access, use or disclosure of any trade secrets or confidential information of the Company or any of its Subsidiaries.
(f)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have since January 1, 2023, complied with all applicable Laws, Contract obligations, binding industry standards and their own respective privacy policies (“Privacy Policies”) relating to the collection, storage, use, disclosure and transfer of any information held by the Company or its Subsidiaries that can reasonably be used to identify a natural person, including any information defined as “personal data” or “personally identifiable information” or the like under any applicable Law (including personal financial information, collectively, “Personal Data”), and neither the Company nor any of its Subsidiaries has received a complaint from any Governmental Entity or any other third party regarding its collection, storage, use, disclosure or transfer of Personal Data that is pending or unresolved, (ii) the Company and its Subsidiaries have not, since January 1, 2023, experienced any unauthorized access to or any other breach of Personal Data and (iii) the Company and its Subsidiaries have commercially reasonable security measures designed to protect (A) the operation and security of their information technology systems used in their businesses and (B) any of their Personal Data from unlawful use or access by any third party or any other access or use that would violate applicable Law or the Privacy Policies.
(g)   To the knowledge of the Company, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, as of the date of this Agreement and as of the Third Closing Date, the information technology systems used by the Company and its Subsidiaries, (i) function in accordance with their specifications, documentation and/or intended purpose, and (ii) are free from material defects, viruses, malware or other corruptants.
Section 4.20   Permits.   The Company and each of its Subsidiaries holds, and since January 1, 2022, has held, all Permits necessary for it to conduct its business and to own or use its assets and properties, as such business, assets and properties are currently conducted, owned and used, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and each of its

Subsidiaries is in compliance with the terms and requirements of such Permits, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. (i) All such Permits held by the Company and its Subsidiaries are, and have been since January 1, 2022, valid and in full force and effect, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries is in default or violation, in any material respect, of any of such Permits, (iii) neither the Company nor any of its Subsidiaries is the subject of any pending or, to the knowledge of the Company as of the date hereof and as of the Third Closing Date, threatened action seeking the revocation, suspension, limitation, termination, modification, impairment or non-renewal of any material Permit and (iv) since January 1, 2022 through the date hereof and as of the Third Closing Date, neither the Company nor any of its Subsidiaries has received any written notice or, to the knowledge of the Company, oral notice from any Governmental Entity regarding (A) any actual or alleged violation of, or failure on the part of any of the Company or any of its Subsidiaries to comply with, any term or requirement of any Permit in any material respect or (B) any actual or potential revocation, withdrawal, suspension, cancellation, termination of, or material modification to, any Permit. Subject to obtaining the consents set forth in Section 4.3 of the Company Disclosure Schedule, none of the Permits will be subject to revocation, suspension, withdrawal or termination as a result of the consummation of the transactions contemplated hereby.
Section 4.21   Insurance.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (a) the Company and its Subsidiaries maintain insurance coverage in such amounts and covering such risks as is sufficient to comply with applicable Law and which the Company believes to be commercially reasonable, and (b) all such insurance policies are in full force and effect and all premiums due thereunder have been paid when due, and there is no existing default or event that, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder. Neither the Company nor any of its Subsidiaries is in breach or default in any material respect of any material insurance policies or has taken any action or failed to take any action that, with notice or lapse of time, would constitute such a breach or default or permit termination or modification of any material insurance policies.
Section 4.22   Brokers; Financial Advisors.   No broker, investment banker, financial advisor or other Person, other than Goldman Sachs & Co. LLC (the “Financial Advisor”), the fees and expenses of which will be paid by the Company, has been retained by or is authorized to act on behalf of the Company or is entitled to any broker’s, finder’s, financial advisor’s or other similar based fee or commission, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions (including the Mergers) as a result of being engaged by the Company or any Affiliate of the Company.
Section 4.23   Opinion of Financial Advisor.   The Company Board has received the opinion of the Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the limitations, factors, qualifications, assumptions and other matters set forth therein, the Total Cash Consideration to be paid to holders of Ordinary Shares in the Mergers (other than, as applicable, Parent, Parent Merger Sub and their respective Affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders (it being understood and agreed that such opinion is for the benefit of the Company Board and may not be relied upon by Parent, Parent Merger Sub or any of their respective Affiliates). The Company will make available to Parent solely for informational purposes and on a non-reliance basis, a copy of such opinion as soon as practicable on or after the date of this Agreement.
Section 4.24   Rights Agreement; Takeover Statutes.   The Company is not party to any shareholder rights agreement, “poison pill,” voting trust or similar anti-takeover agreement or plan. No Takeover Law applies to the Company with respect to this Agreement, the Mergers.
Section 4.25   Reserves.   The Reserves of each Insurance Company contained in its respective Statutory Statements as of and for the annual periods ended December 31, 2022 and 2023, in each case: (i) were determined in all material respects in accordance with generally accepted actuarial standards consistently applied and were fairly stated in accordance with sound actuarial principles (in each case, except as otherwise noted in such Statutory Statements) and (ii) satisfied the requirements of all applicable Law in all material respects, except as otherwise noted in such Statutory Statements and notes thereto included in such Statutory Statements.

Section 4.26   Investment Assets.
(a)   Either the Company or its Subsidiary, or a trustee acting on behalf of the Company or any such Subsidiary, has good and valid title to all of the Investment Assets it purports to own, free and clear of all Encumbrances except Permitted Encumbrances.
(b)   As of the date hereof, except as, individually or in the aggregate, is not and would not be reasonably expected to be, material to the Company and its Subsidiaries, taken as a whole, the Company has no obligation to make any additional advances or investments in respect of, any of the Investment Assets and there are no outstanding commitments, options, put agreements or other arrangements relating to the Investment Assets to which the Company may be subject upon or after the Third Closing.
Section 4.27   Insurance Business.
(a)   Except as, individually or in the aggregate, is not and would not be reasonably expected to be, material to the Company and its Subsidiaries, taken as a whole, since January 1, 2022, the business of each Insurance Company has been conducted in compliance with applicable Insurance Laws. In addition, there is no charge pending or, to the Company’s knowledge, threatened in writing by any Insurance Regulator that any Insurance Company has materially violated, nor is there any investigation pending nor, to the Company’s knowledge, threatened in writing by any Insurance Regulator related to possible material violations by any Insurance Company of any applicable Insurance Laws.
(b)   Since January 1, 2022, each Insurance Company has, to the extent applicable, timely filed all material reports, statements, documents, registrations, filings, forms, rates, notices, submissions and materials required to be filed by it with any Insurance Regulator and all such reports, statements, documents, registrations, filings, forms, rates, notices, submissions and materials were in compliance in all material respects with applicable Insurance Laws when filed or as amended or supplemented, no material deficiencies or material violations have been asserted by any such Governmental Entity that have not been addressed or resolved to the satisfaction of the applicable Governmental Entity. None of the Insurance Companies is subject to any order or decree of any Insurance Regulator, and no Insurance Regulator has revoked, suspended or limited, or, to the Company’s knowledge, threatened in writing to revoke, suspend or limit, any license or other permit issued pursuant to applicable Insurance Laws to any Insurance Company.
(c)   The Company has made available to Parent true and correct copies of (i) all material reports of examination (including financial, market conduct and similar examinations) of any Insurance Company issued by any insurance Governmental Entity, in any case, since January 1, 2022 through the date hereof and (ii) all material Insurance Holding Company System Act filings or submissions made by any Insurance Company with any insurance Governmental Entity since January 1, 2022 through the date hereof. All material deficiencies or violations noted in such examination reports described in clause (i) have been resolved to the reasonable satisfaction of the Governmental Entity that noted such deficiencies or violations. Since January 1, 2022, the Company has not received any written notice from any insurance Governmental Entity that it has failed to comply with any Law in any material respect. The Company has made available to Parent copies of all material reports or findings from any audits by any insurance Governmental Entity since January 1, 2022. No audits, examinations or investigations are, as of the date hereof, being performed or, to the knowledge of the Company, are scheduled to be performed on the Company or any of its Subsidiaries by any insurance Governmental Entity.
(d)   None of the Insurance Companies is commercially domiciled under the Laws of any jurisdiction or is otherwise treated as domiciled in a jurisdiction other than that of its jurisdiction of incorporation.
(e)   Except as set forth in Section 4.27(e) of the Company Disclosure Schedules, neither the Company nor any of the Insurance Companies is subject to any requirement imposed by a Governmental Entity to maintain specified capital or surplus amounts or levels or is subject to any restriction on the payment of dividends or other distributions on its shares of capital stock, except for any such requirements or restrictions imposed by applicable Insurance Laws of general application.

Section 4.28   Third-Party Administrators.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company, since January 1, 2022, each third-party administrator that managed or administered insurance business for any of the Insurance Companies, at the time such Person managed or administered such business, was duly licensed as required by Law for the type of business managed or administered on behalf of the applicable Insurance Company, and to the knowledge of the Company, no such third-party administrator has been since January 1, 2022 or is in violation (or with or without notice or lapse of time or both, would be in violation) of any term or provision of any Law applicable to the administration or management of insurance business for the Insurance Companies, except in each case as would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 4.29   Related Person Transactions.   Except for compensation or other employment arrangements, including Company Benefit Plans, in the ordinary course of business consistent with past practice, there are no Related Person Transactions that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.
Section 4.30   Existing Debt Agreements.   As of the date hereof, no Specified Debt Event of Default has occurred and is continuing.
Section 4.31   No Additional Representations.
(a)   Except for the representations and warranties expressly made in this Article IV (and any Ancillary Agreement executed and delivered in connection herewith set forth in Section 4.31 of the Company Disclosure Schedule), none of the Company Parties nor any other Person has made or makes any representation or warranty (express, implied or otherwise) with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) whether in connection with this Agreement, the Mergers or any other Transaction or otherwise, and the Company Parties hereby disclaim any such other representations or warranties (express, implied or otherwise). In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article IV (and any Ancillary Agreement executed and delivered in connection herewith set forth in Section 4.31 of the Company Disclosure Schedule), none of the Company Parties or any other Person makes or has made any representation or warranty (express, implied or otherwise) to Parent or any of its Affiliates or any of its or their respective Representatives with respect to (i) any financial projection, forecast, estimate, forward-looking statement, budget or prospect information relating to the Company or any of its Subsidiaries or their respective businesses, (ii) the adequacy or sufficiency of the Reserves, (iii) the effect of the adequacy or sufficiency of the Reserves on any “line item” or asset, liability or equity amount, or (iv) any oral or written information made available or otherwise presented to Parent, any of its Affiliates or any of its or their respective Representatives whether in the course of their due diligence investigation of the Company Parties, the negotiation of this Agreement or in the course of the Mergers or any other Transaction or otherwise.
(b)   Notwithstanding anything to the contrary in this Agreement, each Company Party acknowledges and agrees that neither Parent, Parent Merger Sub nor any other Person has made or is making, and each Company Party expressly disclaims reliance upon, any representations or warranties (express, implied or otherwise) relating to Parent or its Subsidiaries beyond those expressly made by Parent and Parent Merger Sub in Article V, including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent or its Subsidiaries made available or otherwise presented to the Company Party, any of their Affiliates or any of their respective Representatives. Without limiting the generality of the foregoing, each Company Party acknowledges that, except as expressly made in Article V, no representations or warranties (express, implied or otherwise) are made with respect to (i) any projections, forecasts, estimates, budgets or prospect or (ii) any oral or written information made available or otherwise presented to the Company Parties or any of their Affiliates or any of their respective Representatives whether in the course of the negotiation of this Agreement or in the course of the Mergers or any other Transaction or otherwise.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND PARENT MERGER SUB
Parent and Parent Merger Sub jointly and severally represent and warrant to the Company that, except as disclosed in the disclosure schedules delivered by Parent to the Company simultaneously with the execution of this Agreement (the “Parent Disclosure Schedules”):
Section 5.1   Corporate Existence and Power.   Parent is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of Bermuda. Parent Merger Sub is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of Bermuda. Each of Parent and Parent Merger Sub has all requisite power and authority required to enable it to own, lease, operate or otherwise hold its properties and assets and to carry on its business as now conducted. Parent is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the character of the property or assets owned, leased or operated by it or the nature of its activities make such licensing qualification necessary, except for those jurisdictions where the failures to be so licensed or qualified, individually or in the aggregate, have not had, and would not be reasonably expected to have, a Parent Material Adverse Effect. Parent has heretofore made available to the Company true, correct and complete copies of Parent’s and Parent Merger Sub’s memorandum of association and bye-laws, in each case, as amended. Parent Merger Sub is a direct, wholly owned Subsidiary of Parent that was formed solely for the purpose of engaging in the Third Merger. Since the date of its incorporation and prior to the Third Effective Time, Parent Merger Sub has not engaged in any activities other than the execution of this Agreement, the performance of its respective obligations, covenants and agreements hereunder, and matters ancillary thereto, and prior to the Third Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Third Merger and the other Transactions.
Section 5.2   Authorization.
(a)   Each of Parent and Parent Merger Sub has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is party, to perform its obligations, covenants and agreements hereunder and, subject to obtaining the Parent Merger Sub Shareholder Approval (which approval shall be provided by the written consent of Parent immediately following the execution of this Agreement), to consummate the Transactions to which it is a party. The execution, delivery and performance by each of Parent and Parent Merger Sub of this Agreement and the Ancillary Agreements to which it is party, and the consummation by each of Parent and Parent Merger Sub of the Transactions to which it is a party, have been duly authorized and approved by each of the Parent Board and the Parent Merger Sub Board, as applicable, and, except for executing and delivering the Third Statutory Merger Agreement, filing the Third Merger Application with the Registrar pursuant to the Bermuda Companies Act and obtaining the Parent Merger Sub Shareholder Approval (which approval shall be provided by the written consent of Parent immediately following the execution of this Agreement), no other action (including any shareholder vote or other action) on the part of Parent or Parent Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Parent Merger Sub of this Agreement and the Ancillary Agreements to which it is party and the consummation by Parent and Parent Merger Sub of the Transactions to which it is a party. This Agreement has been duly executed and delivered by Parent and Parent Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Parent Merger Sub, enforceable against each of them in accordance with its terms, except that such enforceability may be limited by and is subject to Creditors’ Rights.
(b)   Each of the Parent Board and the Parent Merger Sub Board have adopted resolutions that have approved the Third Merger, this Agreement and the Third Statutory Merger Agreement.
Section 5.3   Governmental Authorization.   The execution, delivery and performance by Parent and Parent Merger Sub of this Agreement and the consummation by Parent and Parent Merger Sub of the Transactions require no action by or in respect of, or Consent of, any Governmental Entity to be requested or obtained by Parent or any of its Subsidiaries other than (a) the filing of the Third Merger Application with the Registrar pursuant to the Bermuda Companies Act, (b) the approval of the Bermuda Monetary Authority pursuant to the Bermuda Exchange Control Act 1972 regarding the change of ownership of the

Company and of New Company Holdco, (c) the approvals, filings and notices under all applicable Insurance Laws as set forth in Section 5.3 of the Parent Disclosure Schedules (the “Parent Insurance Approvals”), (d) the Company Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 4.3 and the completeness of Section 4.3 of the Company Disclosure Schedules), (e) filings required under, and compliance with other applicable requirements of, the HSR Act and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws as set forth in Section 5.3 of the Parent Disclosure Schedules, (f) compliance with the applicable requirements of the Exchange Act, (g) compliance with the rules and regulations of NASDAQ and (h) other actions, filings or Consents the absence or omission of which or the failure to be obtained, individually or in the aggregate, have not had a Parent Material Adverse Effect.
Section 5.4   Non-Contravention.   The execution, delivery and performance by Parent and Parent Merger Sub of this Agreement and the consummation by Parent and Parent Merger Sub of the Transactions do not and will not, assuming compliance with the matters referred to in Section 5.2 and Section 5.3, (a) contravene or conflict with or constitute a violation of Parent’s or Parent Merger Sub’s memorandum of association or bye-laws, (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to Parent or any of its Subsidiaries, (c) result in a breach of, require any consent under, constitute a default (or an event that with notice or the passage of time would become a default) under or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of Parent or any of its Subsidiaries or to a loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon Parent or any of its Subsidiaries or any Permit or similar authorization held by Parent or any of its Subsidiaries, or (d) result in the creation or imposition of any Encumbrance (other than any Permitted Encumbrance) on any property or other asset of Parent or any of its Subsidiaries, except for such contraventions, conflicts or violations referred to in clause (b) or such breaches, consents, defaults, rights of termination, cancellations, amendments or accelerations, losses or Encumbrances referred to in clause (c) or (d) that, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect. The approval of the shareholders of Parent is not required by applicable Law to effect the Transactions (including the Third Merger).
Section 5.5   Disclosure Documents.   None of the information supplied or to be supplied by Parent or its Representatives for inclusion or incorporation by reference in the Proxy Statement at the date it is first mailed to the holders of Shares, and at the time of the Company Shareholders Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement reflecting information supplied by or on behalf of the Company or its Representatives for inclusion or incorporation by reference in the Proxy Statement.
Section 5.6   Litigation.   As of the date of this Agreement, there is no Proceeding pending against, or, to the knowledge of Parent, threatened against or affecting, Parent, Parent Merger Sub, or any of their respective Subsidiaries, or any of their respective officers or directors in their capacities as such, except as, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect.
Section 5.7   Financing.   Parent has delivered to the Company true, correct and complete copies, as of the date hereof, of the fully executed Equity Commitment Letter, Debt Commitment Letter, Preferred Equity Commitment Letter, Debt Financing Fee Letter and the Preferred Equity Financing Fee Letter; provided that the copies of the Debt Financing Fee Letter and the Preferred Equity Financing Fee Letter delivered to the Company may be redacted to omit fee amounts, pricing terms, original issue discount, successful syndication levels and other economic terms (including any “flex” provisions applicable thereto) that do not adversely impact the amount (other than through the operation of additional original issue discount or upfront fees) or adversely affect the availability of the Debt Financing or Preferred Equity Financing or expand the conditions to obtaining the Debt Financing or the Preferred Equity Financing on the Third Closing Date. As of the date hereof, except as set forth in the Commitment Letters, there are no conditions precedent to the obligations of the parties thereto to fund the full amounts contemplated by the Financing. As of the date hereof, each Commitment Letter has been duly executed and delivered by, and is a legal, valid and binding obligation of, Parent and, to the knowledge of Parent, each other party thereto, in each case, subject to Creditors’ Rights and has not been withdrawn or terminated. As of the date hereof, each Commitment Letter is in full force and effect against Parent and, to the knowledge of Parent, against each other party thereto and has not been withdrawn, terminated or modified. All commitments and other fees required to be paid under the Commitment Letters on or prior to the date hereof have been paid. Except as expressly set forth in the Commitment Letters, there are no conditions precedent related to the funding of the full amount of the Financing. As of the date hereof, assuming the satisfaction or waiver of each of the conditions precedent set forth in Section 9.1 and Section 9.3, Parent is not aware of any fact, occurrence or condition that would reasonably be expected to cause the financing commitments in the Commitment Letters to terminate or be ineffective or any term or condition of closing required to be satisfied by it pursuant to any Commitment Letter to not be met. There are no side letters (it being agreed that the Debt Financing Fee Letter and the Preferred Equity Financing Fee Letter are not side letters for this purpose), understandings or other agreements or arrangements of any kind relating to any of the Commitment Letters or the Financing that could adversely affect the availability or amount of the Financing contemplated by the Commitment Letters in any respect. Assuming the satisfaction or waiver of each of the conditions precedent set forth in Section 9.1 and Section 9.3, the aggregate proceeds of the Financing, if and when funded, will be sufficient for Parent to consummate the Transactions by payment in cash of the aggregate Total Cash Consideration payable following the Third Effective Time and the aggregate amounts payable (other than with respect to the Aggregate First Merger Amount) pursuant to the terms hereof to holders of the Company Restricted Shares, Company RSU Awards, Company PSU Awards and the Ordinary Shares held subject to the JSOP (such amount, the “Required Funding Amount”). As of the date hereof, no event has occurred that would result in any breach of or a default (or an event that, with or without notice or lapse of time, or both, would be a breach or default) under any Commitment Letter. Assuming the satisfaction or waiver of the conditions set forth in Section 9.1 and Section 9.3 on the Third Closing Date, as of the date hereof, Parent has no reason to believe that the full amount under the Commitment Letter will not be available to Parent or Parent Merger Sub on the Third Closing Date. The Equity Commitment Letter provides, and will continue to provide, that the Company is a third-party beneficiary thereof to the extent set forth therein.
Section 5.8   Guarantee.   Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company a true, correct and complete copy of the Guarantee, duly executed by the Guarantors in favor of the Company. As of the date of this Agreement, the Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of the Guarantors, enforceable against it in accordance with its terms. As of the date of this Agreement, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default or breach or failure to satisfy a condition on the part of the Guarantors under the Guarantee.
Section 5.9   Certain Arrangements.   As of the date of this Agreement, there are no Contracts or other agreements, arrangements or understandings (whether oral, written or otherwise) or commitments to enter into Contracts or other agreements, arrangements or understandings (whether oral, written or otherwise) (a) between Parent, Parent Merger Sub or any of their respective Affiliates (or any other Person on behalf of Parent, Parent Merger Sub or any of their respective Affiliates), on the one hand, and any member of the Company’s management or the Company Board or any of their respective Affiliates, on the other hand, that relate to compensation and retention of the Company’s management, following the Third Effective Time, the Second Surviving Company or any of its Subsidiaries, except as set forth on Section 5.9(a) of the Parent Disclosure Schedules, (b) pursuant to which any holder of Shares would be entitled to receive consideration of a different amount or nature than the Third Merger Cash Consideration or pursuant to which any holder of Shares agrees to vote to approve the Third Merger and this Agreement or agrees to vote against any Superior Proposal, except as set forth on Section 5.9(b) of the Parent Disclosure Schedules or (c) between Parent, Parent Merger Sub or any of their respective Affiliates (or any other Person on behalf of Parent, Parent Merger Sub or any of their respective Affiliates), on the one hand, and any holder of Company Restricted Shares, Company RSU Awards, Company PSU Awards or Ordinary Shares held subject to the JSOP, on the other hand, pursuant to which such holder would be entitled to receive consideration of a different amount or nature than the consideration payable pursuant to Section 2.7 or Section 2.10(a).

Section 5.10   Pending Transactions.   As of the date hereof, none of Parent, Parent Merger Sub or any of their respective Affiliates is party to any transaction pending (a) to acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any Person or other business organization or division thereof, or (b) otherwise acquire or agree to acquire any assets or equity interests, or take any other action, where the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation, in each case, would, or would reasonably be expected to, (i) prevent, materially delay or materially impede the consummation of the Transactions (ii) impose any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (iii) materially increase the risk of any Governmental Entity entering an Order prohibiting the consummation of the Transactions; or (iv) materially increase the risk of not being able to remove any such Order on appeal or otherwise.
Section 5.11   Brokers; Financial Advisors.   No broker, investment banker, financial advisor or other Person has been retained by or is authorized to act on behalf of Parent or Parent Merger Sub, or is entitled to any broker’s, finder’s, financial advisor’s or other similar based fee or commission, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions (including the Third Merger) as a result of being engaged by Parent, Parent Merger Sub or any of their respective Subsidiaries or Affiliates, for which the Company would be liable prior to the Third Closing.
Section 5.12   No Additional Representations.
(a)   Except for the representations and warranties expressly made in this Article V, neither Parent, Parent Merger Sub nor any other Person has made or makes any representation or warranty (express, implied or otherwise) with respect to Parent, Parent Merger Sub or their respective Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) whether in connection with this Agreement, the Third Merger or any other Transaction or otherwise, and Parent and Parent Merger Sub hereby disclaims any such other representations or warranties (express, implied or otherwise). In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article V, neither Parent, Parent Merger Sub nor any other Person makes or has made any representation or warranty (express, implied or otherwise) to the Company or any of its Affiliates or any of its or their respective Representatives with respect to (i) any financial projection, forecast, estimate, forward-looking statement, budget or prospect information relating to Parent, Parent Merger Sub or any of their respective Subsidiaries or their respective businesses, or (ii) any oral or written information made available or otherwise presented to the Company, any of its Affiliates or any of its or their respective Representatives whether in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the Third Merger or any other Transaction or otherwise.
(b)   Notwithstanding anything to the contrary in this Agreement, Parent acknowledges and agrees that neither the Company nor any other Person has made or is making, and Parent expressly disclaims reliance upon, any representations or warranties (express, implied or otherwise) relating to the Company or its Subsidiaries beyond those expressly made by the Company in Article IV, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company or its Subsidiaries made available or otherwise presented to Parent, any of its Affiliates or any of its or their respective Representatives. Without limiting the generality of the foregoing, Parent acknowledges that, except as expressly made in Article IV, no representations or warranties (express, implied or otherwise) are made with respect to (i) any projections, forecasts, estimates, budgets or prospect, (ii) the adequacy or sufficiency of the Reserves, (iii) the effect of the adequacy or sufficiency of the Reserves on any “line item” or asset, liability or equity amount, or (iv) any oral or written information made available or otherwise presented to Parent or any of its Affiliates or any of its or their respective Representatives whether in the course of the negotiation of this Agreement or in the course of the Third Merger or any other Transaction or otherwise.

ARTICLE VI
COVENANTS OF THE COMPANY PARTIES
Section 6.1   Conduct of the Company Parties.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, except (i) with the prior written consent of Parent (including via email) (which consent will not be unreasonably withheld, conditioned or delayed), (ii) as may be required by this Agreement, (iii) as may be required by applicable Law or an existing Contract set forth in Section 6.1 of the Company Disclosure Schedules, (iv) in connection with the COVID-19 pandemic, to the extent reasonably necessary in good faith and after using commercially reasonable efforts to provide advance notice to and consult with Parent, as required by any applicable Law, directive or guideline from any Governmental Entity arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19) or (v) as set forth in Section 6.1 of the Company Disclosure Schedules, (1) the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to (x) conduct their business in the ordinary course consistent with past practice in all material respects and (y) preserve intact their business organizations, goodwill and assets, and preserve their present material relationships with Governmental Entities and other material third parties, including customers, reinsurers, suppliers and other Persons with whom the Company and its Subsidiaries have business relationships and (2) without limiting the generality of the foregoing, the Company will not, and will not permit its Subsidiaries to (and, for the avoidance of doubt, New Company Holdco will not):
(a)   adopt any change in or amendment or modification to the Company’s Organizational Documents or adopt any change or amendment or modification to the Organizational Documents of any of the Company’s Subsidiaries, in each case, whether by merger, amalgamation, consolidation or otherwise, except for any merger, amalgamation, consolidation or similar transaction solely by and among one or more wholly owned Subsidiaries of the Company consistent with the Company’s past practice;
(b)   authorize, recommend, propose, enter into or adopt a plan or agreement of complete or partial liquidation, dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, except for any such transaction solely by and among one or more wholly owned Subsidiaries of the Company and/or the Company;
(c)   offer, authorize, issue, sell, transfer, pledge, dispose of or Encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares, shares of capital stock or other voting or equity interests of any class or series of the Company or its Subsidiaries, other than (i) issuances pursuant to stock based awards reflected in Section 4.5 that are outstanding on the date hereof or pursuant to the Company ESPP or (ii) issuances by and among one or more wholly owned Subsidiaries of the Company and/or the Company;
(d)   (i) split, combine, subdivide, adjust or reclassify any shares, shares of capital stock or other voting or equity interests of the Company or any of its Subsidiaries or other Company Capital Stock, (ii) declare, set aside, establish a record date for or pay any dividend or other distribution payable in cash, stock or property, or any combination thereof, with respect to the shares, shares of capital stock or other voting or equity interests or other Company Capital Stock, (iii) pledge or encumber any Company Capital Stock; or (iv) alter or modify the terms of any Company Capital Stock, in each case, other than with respect to any wholly owned Subsidiary of the Company, to the Company or another wholly owned Subsidiary of the Company and the consummation of the First Merger in accordance with the terms of this Agreement;
(e)   redeem, purchase or otherwise acquire directly or indirectly any of the Company’s or any Subsidiary’s capital stock or other voting or equity interests of the Company or any of its Subsidiaries or Company Capital Stock, except for repurchases, redemptions or acquisitions (i) required by the terms of its capital stock or any securities outstanding on the date hereof and disclosed to Parent on Section 6.1(e) of the Company Disclosure Schedules, (ii) required by or in connection with the terms of any Company Benefit Plan (in each case, as in effect on the date hereof and provided to Parent) in the ordinary course of the operations of such plan consistent with past practice, (iii) repurchases, redemptions or acquisitions by a wholly owned Subsidiary of share capital or such other securities or equity or voting interests, as the case may be, of another of its wholly owned Subsidiaries in the ordinary course of business consistent with past practice or (iv) in satisfaction of and in accordance with any terms or conditions (e.g., Tax withholding obligations) under a Company Restricted Share award, Company RSU Award, Company PSU Award or the JSOP;
(f)   except as required under applicable Law or the terms of any Company Benefit Plan set forth in Section 4.14(a) of the Company Disclosure Schedules, (i) grant any equity or equity-based awards, (ii) increase the compensation or benefits of any officer, employee or individual independent contractor, other than increases in annual base salary or wage rate as part of the Company’s ordinary course year-end performance review process for employees whose annual base salary or wage rate does not exceed $300,000 per annum in the ordinary course of business consistent with past practice, (iii) enter into, adopt, grant or provide any change in control, severance, retention or similar payments or benefits to any officer or employee, (iv) subject to clauses (i)  – (iii) above, establish, adopt, enter into, terminate or materially amend any Company Benefit Plan or establish, adopt or enter into any plan, agreement, program, policy or other arrangement that would be a Company Benefit Plan if it were in existence as of the date hereof, other than (A) in connection with routine, immaterial or ministerial amendments to health and welfare plans in the ordinary course of business consistent with past practice that do not materially increase benefits or (B) in connection with severance payments or benefits provided in the ordinary course of business consistent with past practice in an amount consistent with past practice in connection with the termination of employment of any employee whose annual base salary or wage rate does not exceed $300,000 per annum, (v) accelerate the vesting or payment of any payments or benefits under any Company Benefit Plan, or (vi) hire or terminate (other than for cause) any officer, employee or individual independent contractor of Company or any of its Subsidiaries, except in the ordinary course of business consistent with past practice with respect to any such officer, employee or individual independent contractor whose annual base salary or wage rate or prospective annual base salary or wage rate does not exceed $250,000;
(g)   acquire or agree to acquire (including by merging, amalgamating or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner) any (i) business or Person or division thereof or (ii) any other assets, in each case of clauses (i) and (ii), for consideration in excess of $25,000,000 individually or $50,000,000 in the aggregate; provided, however, that this clause (g) shall not apply to Investment Assets in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines;
(h)   sell, lease, transfer, license, Encumber, abandon or otherwise dispose of any material portion of its assets or property (which shall include any sale of any capital stock of any Subsidiary of the Company), other than (i) dispositions of obsolete, surplus, or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (ii) transfers solely among the Company and its wholly owned Subsidiaries, (iii) leases and subleases of real property owned or leased by the Company or its Subsidiaries and voluntary terminations or surrenders of leases on real property held by the Company or its Subsidiaries, in each case, in the ordinary course of business consistent with past practice, (iv) sales of Investment Assets in the ordinary course of business consistent with past practice (including in connection with cash management or investment portfolio activities, including with respect to Investment Assets) and in compliance with the Investment Guidelines, (v) sales or dispositions required by or in connection with the terms of any Contract made available to Parent prior to the date hereof, (vi) sales or other dispositions of other assets in the ordinary course of business consistent with past practice and not in excess of $50,000,000 in the aggregate, (vii) abandonments of any issued or registered immaterial Company Intellectual Property at the reasonable business judgment of the Company or its Subsidiaries or any issued or registered Company Intellectual Property at the end of its maximum statutory term, or (viii) the grant of non-exclusive licenses of Company Intellectual Property in the ordinary course of business consistent with past practice;
(i)   (A) incur, create, assume or otherwise become liable or responsible for or prepay, redeem or defease any Indebtedness, other than (i) any Indebtedness solely among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (ii) guarantees by the Company of Indebtedness of its wholly owned Subsidiaries or guarantees by any Subsidiaries of Indebtedness of the Company, (iii) any “keep well” agreement entered into by the Company or any of its Subsidiaries with respect to any of the Company’s Subsidiaries, (iv) investment portfolio transactions (including with respect to Investment Assets) in the ordinary course of business consistent with past practice and in compliance with the Investment Guidelines, (v) letters of credit issued in the ordinary course of business consistent with past practice in the insurance or reinsurance business of the Company or any of its Subsidiaries; (vi) Indebtedness incurred in connection with the refinancing upon the scheduled expiration of the Company’s Existing Credit Agreements or any commitment thereunder; provided, that such refinancing shall not (x) be materially less favorable to the Company and its Subsidiaries, taken as a whole, than the Existing Credit Agreements, taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such refinancing, (y) be incurred in an aggregate principal greater than the Existing Credit Agreements plus additional amounts that do not exceed, together with amounts incurred under clause (viii) below, $50,000,000 or (z) be incurred from an Affiliate of the Company, (vii) any drawdown of any existing credit facility of the Company or any of its Subsidiaries as of the date of this Agreement in an amount that would result in an aggregate amount outstanding under any such existing credit facilities of $400,000,000 or (viii) any other incurrence, guaranty or assumption of Indebtedness so long as the aggregate amount thereof at any given time after the date hereof does not exceed, together with the additional amounts referred to in clause (vi) above, $50,000,000, (B) except as provided in clause (A)(vi) above, (i) voluntarily terminate or reduce any commitments provided for in the Existing Credit Agreements as in effect on the date hereof or (ii) voluntarily enter into any amendment, waiver or other modification with respect to any Existing Credit Agreement except for the Specified Amendments and amendments, waivers and other modifications for a bona fide purpose (in the reasonable discretion of the Company) and in consultation with Parent; it being agreed that the following shall not constitute a bona fide purpose for purposes of the foregoing limitation: (w) such voluntary amendment, waiver or modification is entered into for the purpose of implementing a material increase in the aggregate fees or interest rate payable under the applicable Existing Credit Agreement payable thereunder (other than any such changes that are only applicable prior to the Closing), (x) such voluntary amendment, waiver or modification is entered into for the purpose of resulting in the terms of such Existing Credit Agreement being materially less favorable to the Company and its Subsidiaries, taken as a whole, than the Existing Credit Agreements as of the date hereof taking into account (in consultation with Parent) changes in credit markets and borrowing conditions for similarly situated companies at the time of such amendment, waiver or modification, (y) such voluntary amendment, waiver or modification is entered into for the purpose of reducing the aggregate amount of available commitments thereunder or (z) such voluntary amendment, waiver or modification is entered into for the purpose of causing a Debt Event of Default at such time or immediately after giving effect to the Transactions or otherwise materially delay or prevent the Closing;
(j)   (i) modify, amend, terminate, assign or waive any material rights under any Material Contract or (ii) enter into any agreement that would constitute a Material Contract if in effect on the date of this Agreement, in each case, other than in the ordinary course of business consistent with past practice;
(k)   commence, settle or compromise any Proceeding, whether now pending or hereafter made or brought, or waive any claims, other than with respect to the Company’s and its Subsidiaries’ ordinary course claims activity, (i) in any such case (A) in an amount in excess of $5,000,000 individually (net of the amounts reserved for such matters by the Company or any of its Subsidiaries or amounts covered by insurance) or (B) that imposes (1) any material obligation to be performed by, or (2) material restriction imposed against, the Company or any of its Subsidiaries following the Third Closing Date or (ii) in the aggregate of all such cases, in an amount in excess of $10,000,000 (net of the amounts reserved for such matters by the Company or any of its Subsidiaries or amounts covered by insurance);
(l)   except for any such change that is not material or required by GAAP, SAP, Insurance Regulators, Insurance Law or other applicable Law, change any method of financial accounting methods, principles or practices used by the Company or any of its Subsidiaries;
(m)   (i) make, change, or revoke any entity classification or other material Tax election, (ii) change any annual Tax accounting period or material method of Tax accounting, (iii) file any material amended

Tax Return, (iv) settle or compromise any material claim, Proceeding or assessment for any Taxes, (v) enter into any closing agreement with, request any ruling from, or initiate or enter into any voluntary disclosure with, any Tax Authority, (vi) surrender any right to claim a refund of a material amount of Taxes, (vii) consent to any extension or waiver of the limitation period applicable to any material amount of Taxes, or (viii) file any material Tax Return in a manner inconsistent with the past practices of the Company or its relevant Subsidiary;
(n)   (i) modify, extend, or enter into any collective bargaining agreement or other agreement with any labor union, works council, trade union, labor association or other employee representative organization, or (ii) voluntarily recognize or certify any labor union, works council, trade union, labor association or other employee representative organization, or group of employees of the Company or any of its wholly owned Subsidiaries as the bargaining representative for any employees of the Company or its wholly owned Subsidiaries;
(o)   implement any “mass layoff” or “plant closing” which triggers the notification requirements of the WARN Act;
(p)   incur, authorize or commit to incur any capital expenditures other than (1) in an amount not to exceed 115% of the aggregate amount in the capital expenditure budget set forth in Section 6.1(p)(1) of the Company Disclosure Schedules; or (2) pursuant to agreements in effect prior to the date of this Agreement and set forth on Section 6.1(p)(2) of the Company Disclosure Schedules;
(q)   engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(r)   (i) enter into any new line of business, or (ii) issue any Insurance Contracts other than renewals of existing Insurance Contracts in accordance with the terms thereof, introduce any new products, or change in any material respect existing products, to the extent doing so under this clause (ii) would be material to the Company and its Subsidiaries, taken as a whole;
(s)   enter into any material agreement or commitment with any Insurance Regulator;
(t)   materially alter or materially amend any existing insurance or reinsurance underwriting, reserving, accounting, actuarial, claim handling, loss control or policy retention practice, guideline or policy of the Company or any of its Subsidiaries, except as may be required by GAAP or SAP, or fail in any material respect to comply with such practices, guidelines or policies as so altered or amended;
(u)   (i) materially alter or amend the investment practices, guidelines or policies of the Company or of its Subsidiaries, including the asset allocation guidelines set forth in Section 6.1(u) of the Company Disclosure Schedules, or fail in any material respect to comply with such practices, guidelines or policies or (ii) without limiting the generality of the foregoing, (A) engage any asset manager to provide investment management services to the Company or its Subsidiaries, where such manager has not been engaged to provide investment management services to the Company or its Subsidiaries as of the date hereof or (B) except (x) as approved by the Company’s investment committee as of the date hereof and set forth in Section 6.1(u)(B) of the Company Disclosure Schedules, or (y) as required by any Contract in effect as of the date hereof and made available to Parent and set forth in Section 6.1(u)(B) of the Company Disclosure Schedules, commit funds or invest assets in a manner that would require the approval of the Company’s investment committee;
(v)   modify any public or posted privacy policy or the operation or security of any information technology systems, in each case, in any manner that is materially adverse to the business of the Company or any of its Subsidiaries, except as required by applicable Law;
(w)   with respect to New Company Holdco and Company Merger Sub, engaged in any activities other than the performance of their respective obligations, covenants and agreements hereunder, and matters ancillary thereto; or
(x)   authorize any of, or agree or commit to do, in writing or otherwise, any of the foregoing.

Nothing contained herein shall give to Parent or Parent Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or its Subsidiaries prior to the Third Effective Time. Prior to the Third Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its operations.
Section 6.2   Employee Matters.
(a)   From and after the Third Effective Time, Parent shall, or shall cause the Second Surviving Company to, honor all Company Benefit Plans (including the Company Incentive Plans and those compensation arrangements and agreements permitted by Section 6.1) in accordance with their terms; provided that nothing herein shall restrict Parent or the Second Surviving Company from amending or terminating any such Company Benefit Plan in accordance with its terms (and for clarity, the Company Incentive Plans for calendar year 2025 shall not be subject to amendment or termination). For a period of one year following the Third Effective Time, (or such shorter period that the applicable Company Employee remains employed with the Company or its Subsidiaries following the Third Closing Date), Parent shall provide, or shall cause to be provided, to each employee of the Company and its Subsidiaries at the Third Effective Time who continues to remain employed with the Company and its Subsidiaries (each, a “Company Employee”) (i) an annual base salary or wage rate that is no less favorable than the annual base salary or wage rate provided to the Company Employee immediately prior to the Third Effective Time, (ii) annual cash incentive compensation opportunities (including, as applicable, target amounts) that are no less favorable in the aggregate to those provided to the Company Employee immediately prior to the Third Effective Time, (iii) long-term equity target incentive opportunities that are no less favorable than those provided to the Company Employee immediately prior to the Third Effective Time (provided that cash target incentive opportunities of equivalent value may be provided in lieu of equity target incentive opportunities), (iv) retirement, health and welfare benefits (excluding severance benefits and defined benefit pension plans and post-employment welfare benefit plans and nonqualified deferred compensation) that are substantially comparable in the aggregate than those retirement and health and welfare benefits (excluding severance benefits and defined benefit pension plans and post-employment health and welfare benefit plans) provided to the Company Employee immediately prior to the Third Effective Time and (v) severance benefits that are no less favorable in the aggregate than those set forth in Section 6.2(a) of the Company Disclosure Schedules.
(b)   For purposes of vesting, eligibility to participate and level of benefits under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Company Employee after the Third Effective Time (the “New Plans”), each Company Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors, to the same extent such Company Employee was entitled, before the Third Effective Time, to credit for such service under any similar Company Benefit Plan in which such Company Employee participated or was eligible to participate immediately prior to the Third Effective Time; provided, however, that the foregoing shall not apply with respect to benefit accrual under any defined benefit pension plan, for purposes of any post-employment welfare benefit plan, or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, Parent shall cause (i) each Company Employee to be immediately eligible to participate, without any waiting time, in each New Plan to the extent such Company Employee was eligible to participate immediately prior to the Third Effective Time in a Company Benefit Plan providing analogous benefits (such Company Benefit Plans, collectively, the “Legacy Plans”), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Company Employee, all pre-existing condition exclusions and actively-at-work requirements of such New Plans to be waived for such Company Employee and his or her covered dependents, such that each Company Employee shall be immediately eligible to participate therein, without any waiting time, notwithstanding anything herein to the contrary, unless such conditions would not have been waived under the Legacy Plans, and (iii) any eligible expenses incurred by a Company Employee and his or her covered dependents during the portion of the plan year of each Legacy Plan ending on the date such Company Employee’s participation in the corresponding New Plan begins shall be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c)   If the Company has not paid outstanding annual cash incentive bonuses in respect of calendar year 2024 (the “Outstanding 2024 Annual Bonuses”) prior to the Third Closing Date, then Parent shall pay, or shall cause the Second Surviving Company to pay, within 30 days after the Third Closing Date, to each Company Employee who is employed by the Company or any of its Subsidiaries on the Third Closing Date and who participates in a Company Benefit Plan that provides the opportunity to earn an annual cash incentive bonus (each, a “Company Incentive Plan”), such Company Employee’s Outstanding 2024 Annual Bonus in an amount determined in accordance with Section 6.2(c) of the Company Disclosure Schedules.
(d)   If the Third Effective Time does not occur prior to March 1, 2025, the compensation committee of the Company Board shall determine the annual cash incentive bonus opportunity for each Company Employee under each Company Incentive Plan with respect to calendar year 2025 in a manner consistent with past practice; provided that the aggregate budgeted target cost under such Company Incentive Plans with respect to such calendar year 2025 annual cash incentive bonus opportunities does not exceed 105% of the aggregate budgeted target cost under the comparable calendar year 2024 Company Incentive Plan.
(e)   Nothing contained in this Section 6.2, express or implied, shall (i) be construed to establish, amend or modify any benefit or compensation plan, program, agreement, contract, policy or arrangement, (ii) create any third-party beneficiary rights or obligations in any person (including any employee) or any right to employment or services or continued employment or service or to a particular term or condition of employment or service with Parent or the Company or any of their respective Subsidiaries or Affiliates or (iii) limit the right of Parent or the Company or any of their respective Subsidiaries or Affiliates to (A) terminate the employment or service of any employee or other service provider following the Third Closing at any time and for any or no reason, or (B) terminate or amend any Company Benefit Plan in accordance with its terms.
Section 6.3   Access to Information.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, to the extent permitted by applicable Law and, subject to Section 8.1 and Section 8.9 (including the limitations in Section 8.9(a)), the Company will (a) give Parent and any of its Representatives access to the offices, properties, personnel, Representatives, books and records of the Company and its Subsidiaries and (b) furnish to Parent and any of its Representatives such financial and operating data and other information, in each case, that is reasonably necessary in connection with Parent’s strategic and integration planning with respect to the Transactions. Any such access will be conducted during normal business hours upon reasonable advance notice, at Parent’s expense and under the supervision of appropriate personnel of the Company and its Subsidiaries and in such a manner to limit disruption and as not to unreasonably interfere with the normal operation of the business of the Company and its Subsidiaries, and will be subject to the Company’s reasonable security measures and insurance requirements. Notwithstanding the foregoing, the Company shall not be required to (or to cause any of its Subsidiaries to) afford such access or furnish such information to the extent that the Company believes in good faith that doing so would: (i) result in the loss of attorney-client privilege, the work product immunity or any other legal privilege or similar doctrine; (ii) violate any confidentiality obligations of the Company or any of its Subsidiaries to any third person or otherwise breach, contravene or violate any then effective Contract to which the Company or any of its Subsidiaries is party; (iii) result in a competitor of the Company or any of its Subsidiaries receiving information that is competitively sensitive; or (iv) breach, contravene or violate any applicable Law; provided that, in each case, the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not or would not reasonably be expected to result in any of the foregoing. In addition, Parent may request, no more than thirty (30) days prior to the anticipated Closing Date, and the Company shall provide, the most current capitalization information available to the Company, including the number of issued and outstanding Company Securities and related underlying ownership detail, together with projected amounts as of the anticipated Closing Date. All information obtained by Parent or any of its Representatives pursuant to this Section 6.3 shall be kept confidential in accordance with, and shall otherwise be subject to the terms of, the Confidentiality Agreement.
Section 6.4   First Merger Cash Consideration.
(a)   Unless otherwise prohibited by Law or any Governmental Entity, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the time immediately prior to the First Effective Time, the Company shall (i) use commercially reasonable efforts to cause the Company to hold an amount in cash or liquid securities equal to the Aggregate First Merger Amount by December 31, 2024 (including, as necessary, by transferring or distributing cash out of Subsidiaries), (ii) use commercially reasonable efforts to reserve such cash solely for the purpose of paying the full amount of the Aggregate First Merger Amount as consideration in the First Merger and (iii) not, and shall cause its Subsidiaries not to, take any action or omit to take any action for the purpose or knowingly with the effect of adversely affecting the ability of the Company to pay the First Merger Cash Consideration.
(b)   If the Consent of any Governmental Entity is required for the Company or its Subsidiaries to take any of the actions set forth in Section 6.4(a) or to pay the full amount of the Aggregate First Merger Amount as consideration in the First Merger, the Company, New Company Holdco and Parent shall, and shall cause their respective Subsidiaries to, use reasonable best efforts to obtain, as promptly as practicable, such Consents.
(c)   The Company shall consult with Parent prior to the Company or any of its Subsidiaries prior to (i) entering into any Contract to liquidate Investment Assets for the purpose of funding the Aggregate First Merger Amount or (ii) entering into any transaction, agreement, arrangement or understanding that, individually or in the aggregate, by its effect on the capital or surplus of the Company and its applicable Subsidiaries or otherwise, would reasonably be expected, in the good faith judgment of the Company, to adversely affect the ability of New Company Holdco to pay the full amount of the Aggregate First Merger Amount as aggregate cash consideration in the First Merger.
(d)   Unless otherwise prohibited by Law, immediately prior to the First Effective Time, the Company shall contribute and transfer to New Company Holdco an amount in cash equal to the Aggregate First Merger Amount.
(e)   Each of the Company and New Company Holdco shall use reasonable best efforts to pay or cause to be paid aggregate cash consideration in the First Merger equal to the Aggregate First Merger Amount.
Section 6.5   Certain Tax Information.   As soon as reasonably practicable after the date hereof, the Company shall deliver or cause to be delivered to Parent copies of the draft documents described in Section 6.5 of the Company Disclosure Schedules. Within five (5) Business Days of receipt, Parent shall have the right to provide comments to such draft documents, and the Company shall consider in good faith any such comments submitted by Parent prior to the finalization and submission of such documents.
Section 6.6   New Company Holdco Shareholder Approval.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, New Company Holdco will take all action necessary to cause New Company Holdco to perform its obligations, covenants and agreements under this Agreement.
(b)   Immediately following the execution of this Agreement, the Company shall execute and deliver, in accordance with Section 106 of the Bermuda Companies Act and in its capacity as the sole shareholder of New Company Holdco, a written consent approving this Agreement, the First and Second Statutory Merger Agreements (the “New Company Holdco Shareholder Approval”).
ARTICLE VII
COVENANTS OF PARENT
Section 7.1   Director and Officer Liability.
(a)   Without limiting any other rights that any Indemnified Person may have pursuant to any Contract (including any employment agreement or indemnification agreement), under applicable Law or pursuant to the Company Charter or the Company Bye-Laws (each in effect as of immediately prior to the date of this Agreement), the Organizational Documents of the Second Surviving Company and the Organizational Documents of the Company’s Subsidiaries, from and after the Third Effective Time, Parent and the Second Surviving Company shall (i) jointly and severally, indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Third Effective Time, a director, advisory director or officer of the Company or of any of its Subsidiaries, or who acts as a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director, advisory director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise (the “Indemnified Persons”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director, advisory director or officer of the Company or any of its Subsidiaries, a fiduciary under any Company Benefit Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director, advisory director or officer of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by such Person in any such capacity, to the extent pertaining to any act or omission occurring or existing at or prior to the Third Effective Time and whether asserted or claimed prior to, at or after the Third Effective Time (“Indemnified Liabilities”), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, in each case and (ii) to the fullest extent permitted under applicable Law or pursuant to the Company Bye-Laws (each in effect as of immediately prior to the date of this Agreement), advance reasonable and documented out-of-pocket costs and expenses (including attorneys’ and other professionals’ fees and expenses) incurred by any Indemnified Person in connection with matters for which such Indemnified Persons are eligible to be indemnified by the Company, the Second Surviving Company or any of its Subsidiaries pursuant to this Section 7.1(a) (or otherwise) promptly, and in any case within 20 days, after receipt by the Second Surviving Company of a written request for such advance, subject to the execution by such Indemnified Persons of appropriate undertakings in favor of Parent and the Second Surviving Company to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 7.1(a), upon learning of any such Proceeding, shall notify the Second Surviving Company (but the failure to so notify shall not relieve a Party from any obligations that it may have under this Section 7.1(a) except to the extent such failure actually materially and adversely prejudices such Party’s position with respect to such claims). Parent will have the right, upon written notice to any applicable Indemnified Person, to assume the defense of any Proceeding in respect of which indemnification is or would be sought hereunder employing counsel reasonably satisfactory to such Indemnified Person and all Indemnified Persons will be entitled to retain one counsel, mutually agreed upon by such Indemnified Persons (provided, that if there is actual, perceived or reasonably perceivable conflict between such Indemnified Persons as to the choice of counsel, each Indemnified Person shall be entitled to their own counsel to the extent reasonably advisable due to such conflict), whether or not Parent elects to control the defense of any such Proceeding. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Second Surviving Company nor any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all applicable Indemnified Persons from any and all liability arising out of such Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Second Surviving Company (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the Second Surviving Company.
(b)   For a period of six years from the Third Effective Time, Parent and the Second Surviving Company shall not amend, repeal or otherwise modify (i) any provision in the Company Charter and the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (ii) any provision in any Contract of the Company or its Subsidiaries with any of their respective directors, advisory directors or officers in effect as of the date hereof and made available to Parent, (iii) any provision in the Organizational Documents of the Second Surviving Company or (iv) any provision in the Organizational Documents of any Subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case, in any manner that would adversely affect the rights thereunder of any Indemnified Person to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities, except to the extent required by applicable Law. For a period of six years from the Third Effective Time, Parent shall, and shall cause the Second Surviving Company and its Subsidiaries to, fulfill and honor any rights of any Indemnified Person to indemnification, exculpation, defense, being held harmless or expense advancement with respect to Indemnified Liabilities under (u) any provision in the Company Bye-Laws, in each case, in effect immediately prior to the Third Effective Time, (v) any provision in any Contract of the Company or its Subsidiaries with any of their respective directors, advisory directors or officers in effect as of the date hereof and made available to Parent, (w) any Contract (including any employment agreement or indemnification agreement) in effect as of immediately prior to the Third Effective Time and made available to Parent, (x) applicable Law, (y) any provision in the Organizational Documents of the Second Surviving Company or (z) any provision in the Organizational Documents of any Subsidiary of the Company in effect as of immediately prior to the Third Effective Time, in each case to the fullest extent permitted under applicable Law.
(c)   Prior to the Third Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Second Surviving Company to, put in place effective as of the Third Effective Time, and prepay no later than immediately prior to the Third Closing, “tail” insurance policies with a claims reporting or discovery period of six years from the Third Effective Time with terms and conditions providing retentions, limits and other material terms that are no less favorable than the current directors’ and officers’ liability insurance policies maintained by the Company and its Subsidiaries with respect to matters, acts or omissions existing or occurring at or prior to the Third Effective Time (including the Transactions); provided, however, that in no event shall the Company spend, and in no event shall Parent or the Second Surviving Company be required to spend, more than the amount set forth on Section 7.1 of the Company Disclosure Schedules (the “Cap Amount”) for the six years of coverage under such “tail” policies; provided, further, that if the cost of such insurance exceeds the Cap Amount, then the Company or Parent or the Second Surviving Company, as applicable, shall purchase and obtain a policy with the greatest coverage available for a cost equal to such Cap Amount.
(d)   For the avoidance of doubt, the obligations of Parent and the Second Surviving Company under this Section 7.1 shall survive the consummation of the Third Merger and shall not be terminated or modified in such a manner during the six-year period after the Third Closing as to adversely affect any Indemnified Person to whom this Section 7.1 applies without the consent of such affected Indemnified Person (it being expressly agreed that the Indemnified Persons to whom this Section 7.1 applies shall be third-party beneficiaries of this Section 7.1, each of whom may enforce the provisions of this Section 7.1). The obligations, covenants and agreements contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Person is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, advisory directors and employees, it being understood and agreed that the indemnification provided for in this Section 7.1 is not prior to, or in substitution for, any such claims under any such policies.
(e)   In the event that Parent or the Second Surviving Company (i) consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Second Surviving Company, as the case may be, shall assume its obligations, covenants and agreements set forth in this Section 7.1. The provisions of this Section 7.1 are intended to be for the benefit of, and shall be enforceable by, the Parties and any and all Persons entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 7.1, and their heirs and representatives.

Section 7.2   Parent Merger Sub Shareholder Approval.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, Parent will take all action necessary to cause Parent Merger Sub to perform its obligations, covenants and agreements under this Agreement.
(b)   Immediately following the execution of this Agreement, Parent shall execute and deliver, in accordance with Section 106 of the Bermuda Companies Act and in its capacity as the sole shareholder of Parent Merger Sub, a written consent approving this Agreement, the Third Statutory Merger Agreement and the Third Merger (the “Parent Merger Sub Shareholder Approval”).
Section 7.3   Owned Ordinary Shares.   The Reinvesting Shareholders shall vote or cause to be voted all Ordinary Shares beneficially owned by it or any of its Affiliates in favor of adoption of this Agreement at the Company Shareholders Meeting.
ARTICLE VIII
COVENANTS OF PARENT AND THE COMPANY
Section 8.1   Reasonable Best Efforts; Regulatory Matters.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, including Section 8.1(f), the Company and Parent shall use reasonable best efforts to (i) consummate and make effective, as promptly as reasonably practicable, the Transactions, (ii) prepare and file as promptly as reasonably practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents with Governmental Entities, (iii) obtain as promptly as reasonably practicable all Consents required to be obtained from any Governmental Entity that are necessary, proper or advisable to consummate the Mergers and the other Transactions, including those Consents set forth on Section 8.1(a) of the Company Disclosure Schedules (the “Required Consents”), (iv) execute and deliver any additional instruments necessary, proper or advisable to consummate the Transactions and (v) take any and all steps that are reasonably necessary, proper or advisable to avoid each and every impediment under any applicable Law that may be asserted by, or Proceeding that may be entered by, any Governmental Entity with respect to this Agreement or the Transactions, as promptly as practicable; provided, however, that the Company shall not be required to compromise any right, asset or benefit or expend any amount or incur any liabilities, make any accommodations or provide any other consideration in order to obtain any such third-party consent.
(b)   Each of the Company Parties, Parent and Parent Merger Sub shall consult with one another with respect to the obtaining of all Required Consents, and each of the Company Parties, Parent and Parent Merger Sub shall keep the others reasonably apprised on a prompt basis of the status of matters relating to such Required Consents. The Company and Parent shall (i) have the right to review in advance, to the extent practicable, and each will consult the other to provide necessary information with respect to all filings made with, or additional information or documentary materials submitted to, any Governmental Entity in connection with, the Required Consents, the Mergers or any other Transactions (ii) each promptly inform the other Party, and if in writing, furnish the other Party with copies of (or, in the case of oral communications, advise the other Party orally of) any material communication from or with any Governmental Entity regarding the Mergers and the other Transactions, and permit the other Party to review in advance any proposed material communication by such Party to any Governmental Entity and shall promptly advise the other Party when any such communication causes such Party to believe that there is a reasonable likelihood that any such Required Consent will not be obtained or that the receipt of any such Required Consent will be materially delayed or conditioned, and (iii) provide the other Party with the opportunity to participate in any meeting, whether telephonic, video conference or in-person, with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the Transactions (other than non-substantive scheduling or administrative calls) to the extent (x) permitted by applicable Law and by such Governmental Entity and (y) not involving discussion of Personal Data or commercially sensitive information. Subject to the applicable limitations in this Section 8.1, including those in the following sentence, if any Party receives a request for additional information or documentary material from any

Governmental Entity with respect to the Transactions, then such Party shall use reasonable best efforts to make, or cause to be made, as promptly as reasonably practicable and after consultation with the other Party, an appropriate response in compliance with such request; provided, that, it is understood that, with respect to any information requested by a Governmental Entity, the production of which would be burdensome or intrusive to any Person, such Person shall be entitled to enter into good faith discussions with such applicable Governmental Entity regarding retraction or limitation of the scope of such request. Subject to applicable Laws or any request made by any applicable Governmental Entity (including the staff thereof), the Company and Parent shall, subject to redaction of Personal Data or commercially sensitive information, each furnish to each other copies of all material correspondence, filings and written communications between it and any such Governmental Entity with respect to this Agreement, the Mergers and the other Transactions, and use reasonable best efforts to furnish the other Party with such necessary information and reasonable assistance as the other Party may reasonably request in connection with its preparation of filings or submissions of information to any such Governmental Entity (which such reasonable best efforts shall include the exercise by the Company or any of its Subsidiaries of its rights under any shareholders, limited liability company, limited partnership or similar operating agreement to which the Company or such Subsidiary is a party to obtain such necessary information and reasonable assistance from each Minority-Owned Insurance Subsidiary in connection with the preparation of filings or submissions of information to any such Governmental Entity); provided, however, that any materials required to be provided to the other Party pursuant to this Section 8.1(b) may be redacted (v) to remove any Personal Data about any individual, (w) to remove any commercially sensitive information, (x) to remove references concerning the valuation of the Company, (y) as necessary to comply with contractual obligations, and (z) as necessary to address reasonable legal privilege and work product protection concerns. All filing fees in connection with any Consents from any Governmental Entities, including the Required Consents, as contemplated by this section shall be borne by Parent.
(c)   In furtherance of and without limiting the generality of the foregoing, (i) the Company and Parent shall submit the notifications required under the HSR Act relating to the Transactions within 15 Business Days of the date of this Agreement and prepare and file such other materials as may be required under any other applicable antitrust, competition or trade regulation Law (collectively, “Antitrust Laws”) with respect to the Transactions in the jurisdictions set forth on Section 8.1(c) of the Company Disclosure Schedules as promptly as reasonably practicable and (ii) Parent shall (and shall cause its Subsidiaries and Affiliates to) file or cause to be filed with the applicable Governmental Entities any declarations, filings, documents, forms, notifications and other submissions necessary to obtain the Required Consents as promptly as reasonably practicable and, in any event, with respect to such declarations, filings, documents, forms, notifications and submissions set forth on Section 8.1(c) of the Company Disclosure Schedules (including those under Antitrust Laws), within 20 Business Days of the date of this Agreement (provided, however, that any biographical affidavits, fingerprints, financial statements or similar information required of any natural persons in connection with such declarations, filings, documents forms, notifications and submissions are not required to be filed within such 20 Business Day period but shall be filed or caused to be filed with the applicable Governmental Entities as promptly as reasonably practicable); provided that, with respect to any such declarations, filings, documents, forms, notifications and submissions to be made with a Governmental Entity with jurisdiction over a Minority-Owned Insurance Subsidiary, such time period shall be the longer of (x) 30 Business Days from the date of this Agreement and (y) five Business Days following the receipt by Parent of all reasonably necessary information in respect of the applicable Minority-Owned Insurance Subsidiary for Parent to make its initial filing with the applicable Governmental Entity. All such declarations, filings, documents, forms, notifications and other submissions shall comply in all material respects with the requirements of applicable Law.
(d)   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the receipt of such applicable Required Consent from the relevant Governmental Entity, Parent and its Affiliates will not acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any Person or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or equity interests or take any other action in connection with any such acquisition (including make any filing pursuant to Antitrust Laws or otherwise with any

Governmental Entity), if the entering into of a definitive agreement relating to, or the consummation of, such transaction would reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period; (ii) materially increasing the risk of any Governmental Entity entering an Order prohibiting the consummation of the Transactions; or (iii) materially increasing the risk of not being able to remove any such Order on appeal or otherwise.
(e)   In furtherance and without limiting the generality of the foregoing, if any Proceeding is instituted (or threatened to be instituted) challenging the Transactions as violative of any Antitrust Law, Parent shall (and shall cause its Affiliates to) use reasonable best efforts to contest and resist any such Proceeding and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.
(f)   Notwithstanding anything to the contrary set forth in this Agreement, Parent shall not be obligated to take or refrain from taking or to agree to it, its Affiliates or any Company Party or its Subsidiaries or any other Person taking or refraining from taking any action (including any amendment, waiver or termination of any agreement, including this Agreement) or to suffer to exist any limitation, action, restriction, condition or requirement which, individually or together with all other such limitations, actions, restrictions, conditions or requirements, would, or would reasonably be expected to, if implemented or effected, (i) result in a Parent Material Adverse Effect or a Company Material Adverse Effect (determined without giving effect to the exclusions set forth in the definition of each of such terms and provided that, for this purpose, the business and the financial condition, results of operations and other financial metrics of Parent or any of its Affiliates that is of a larger scale than the Company and its Subsidiaries, taken as a whole, shall be deemed to be of the same scale as those of the Company and its Subsidiaries, taken as a whole), (ii) result in a material adverse impact on the aggregate economic benefits, taken as a whole, reasonably anticipated from the Third Merger and the other Transactions by a reasonable purchaser that is a financial sponsor, (iii) impose any requirement on its Affiliates (including for this purpose and the purpose of clause (iv) below, any direct or indirect investor in Parent, such investor’s Affiliates, any investment adviser or investment manager to such investor and any of their Affiliates and any investment funds and investment vehicles affiliated with, or managed or advised by, any of the foregoing Persons and any portfolio company or portfolio investment of any of the foregoing Persons (collectively, “Parent Investor”)) to make a contribution of capital to, or to provide any guarantee, capital maintenance or capital support arrangement for the benefit of, any Company Party or any of its Subsidiaries or any Minority-Owned Insurance Subsidiary or (iv) impose any limitation, action, restriction, condition or requirement on Parent Investor or any of its Affiliates other than Parent, the Company and their respective Subsidiaries (any such limitation, action, restriction, condition or requirement, a “Burdensome Condition”); provided, however, that any requirement imposed by a Governmental Entity requiring Parent to hold separate the Company and Talcott Financial Group shall not constitute a Burdensome Condition. For the avoidance of doubt, notwithstanding anything to the contrary set forth in this Agreement, neither Parent nor its Affiliates shall be required to consent or to comply with any such limitation, action, restriction, condition or requirement that is not conditioned upon (and effective only after) the Third Closing.
(g)   The Company acknowledges that Parent may, on behalf of one or more of the Insurance Companies that it intends to be the counterparty under an investment management agreement with Parent, Parent Investor or an Affiliate of Parent or Parent Investor, file or cause to be filed with the applicable Governmental Entities any declarations, filings, documents, forms, notifications and other submissions necessary in order to seek approval for any such investment management agreement(s), and/or reference any such proposed investment management agreement(s) in any declarations, filings, documents, forms, notifications and other submissions necessary to obtain the Required Consents. Parent acknowledges that any such investment management agreement(s) or the approval thereof is not a condition to the consummation of the transactions contemplated by this Agreement.
Notwithstanding anything herein to the contrary, nothing contained in this Section 8.1, express or implied, shall be construed to apply in respect of any of the Third-Party Consents, which shall be governed exclusively by Section 8.11.

Section 8.2    Preparation of Proxy Statement; Company Shareholders Meeting.
(a)   The Company will, as soon as practicable following the date of this Agreement and, with respect to the following clause (ii), in any event within 45 calendar days after the date of this Agreement, (i) commence a broker search pursuant to Section 14a-13 of the Exchange Act in a manner to enable the record date for the Company Shareholders Meeting to be set so that such meeting can be held promptly following confirmation from the SEC that it will not review, or has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement (such date, the “SEC Clearance Date”) and (ii) prepare and file with the SEC the Proxy Statement in preliminary form, and the Company will use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Each of Parent and the Company shall reasonably assist and cooperate with the other in connection with any of the actions contemplated by this Section 8.2, including the preparation, filing and distribution of the Proxy Statement and the resolution of any comments in respect thereof received from the SEC. The Company will (A) notify Parent promptly (and in any case within one Business Day) of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information, (B) promptly supply (and in any case within one Business Day) Parent with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement, (C) to the extent practicable, provide Parent and its outside legal counsel and other Representatives a reasonable opportunity to participate in any material discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Proxy Statement), and (D) otherwise provide Parent and its counsel with a reasonable opportunity to review and comment on drafts of any proposed responses to comments of the SEC before they are filed with the SEC and give due consideration to, in good faith, all reasonable additions, deletions, or changes thereto suggested by Parent and its counsel. The Company and Parent shall ensure that none of the information supplied by it for inclusion in the Proxy Statement will, at the date of mailing to shareholders of the Company or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to receipt of the Company Shareholder Approval, there occurs any event that should be set forth in an amendment or supplement to the Proxy Statement, including correcting any untrue statement of a material fact or omission to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly prepare, cause to be filed with the SEC and mail to its shareholders such an amendment or supplement (it being understood that in respect of any such false or misleading information relating to Parent, Parent Merger Sub or their respective Affiliates and Representatives, the Company’s obligations under this sentence shall only apply from and after the time at which the Company has received all applicable information from Parent to prepare such amendment or supplement). The Company will provide Parent and its counsel with a reasonable opportunity to review and comment on drafts of the Proxy Statement before it is filed with the SEC and the Company will give due consideration to, in good faith, all reasonable additions, deletions, or changes thereto suggested by Parent and its counsel. The Company shall, as promptly as practicable following the SEC Clearance Date, (I) establish a record date and (II) thereafter commence mailing the Proxy Statement to the Company’s shareholders within three Business Days after the SEC Clearance Date. Subject to the terms and conditions of this Agreement, the Proxy Statement will include the Board Recommendation and the Company shall use reasonable best efforts to obtain approval of the Company Bye-Law Amendments and the Company Shareholder Approval.
(b)   Subject to Section 8.2(a), the Company shall take all necessary actions, including in accordance with applicable Law, the Organizational Documents of the Company and the rules of the NASDAQ, to duly call, give notice of, convene and hold a meeting of holders of Shares (including any adjournment, recess, reconvening or postponement thereof, the “Company Shareholders Meeting”) for the purpose of obtaining approval of the Company Bye-Law Amendments and the Company Shareholder Approval, as soon as reasonably practicable after the SEC Clearance Date (which Company Shareholders Meeting shall in no event be initially scheduled for a date that is later than the 45th day following the first mailing of the Proxy Statement to the holders of Shares without the prior written consent of Parent). The First Company Bye-Law Amendment proposal shall appear first and the Second Company Bye-Law Amendment proposal shall appear second on the proxy card in the Proxy Statement ahead of the proposals to obtain the Company Shareholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn, recess, reconvene or postpone the Company Shareholders Meeting, in consultation with Parent, if the Company reasonably believes that (A) such adjournment, recess, reconvening or postponement is necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the holders of Shares within a reasonable amount of time in advance of the Company Shareholders Meeting (provided, that unless agreed in writing by the Company and Parent, any single such adjournment, recess, reconvening or postponement shall be for a period of no more than ten (10) Business Days), (B) as of the time for which the Company Shareholders Meeting is originally scheduled (as set forth in the Proxy Statement), (1) there will be an insufficient number of Ordinary Shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (2) there will be an insufficient number of proxies to obtain approval of the Company Bye-Law Amendments or the Company Shareholder Approval (it being understood that the Company may not adjourn or postpone the Company Shareholders Meeting more than two times pursuant to this clause (B) without Parent’s written consent), or (C) such adjournment, recess, reconvening or postponement is required by applicable Law or a court or other Governmental Entity of competent jurisdiction in connection with any Proceedings in connection with this Agreement or the Transactions or has been requested in writing by the SEC or its staff. The Company shall keep Parent updated with reasonable frequency with respect to proxy solicitation results.
Section 8.3    Public Announcements.   The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. Parent and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the Transactions and shall consider in good faith such other Parties’ comments and shall not issue any such press release or make any such public statement without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in Company SEC Documents, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party) and subject to giving advance notice to the other Party to the extent legally permissible and reasonably practicable and (b) a Party, its Subsidiaries or its or their respective Representatives may, without the prior consent of the other Party hereto but subject to giving advance notice to and reasonably consulting with the other Party (including taking into account any reasonable comments from such other Party with respect to such public announcement or statement) to the extent legally permissible and reasonably practicable, issue any such press release or make any such public announcement or statement as may be required by any applicable Law. Furthermore, nothing in this Section 8.3 requires a Party to consult with or obtain any approval from the other Parties with respect to a public announcement or press release issued in connection with (x) in the case of the Company, the receipt and existence of an Acquisition Proposal and matters related thereto or a Board Recommendation Change, as applicable, subject to compliance with Section 8.4 or (y) enforcing its rights and remedies under this Agreement. For the avoidance of doubt, nothing in this Section 8.3 shall prevent Parent or the Company from issuing any press release or making any public statement in the ordinary course that does not relate specifically to this Agreement or the Transactions. Notwithstanding the foregoing: (a) Parent, its Affiliates or its or their respective Representatives may share information with ratings agencies in the form and manner reasonably agreed to by the Company and Parent, acting in good faith; and (b) information about the subject matter of this Agreement may be provided by Parent or any Affiliate of Parent that is a private equity or similar investment fund or vehicle, or any manager or general partner of any such fund or vehicle, in connection with the fundraising, marketing, informational, transactional or reporting activities of investment funds managed or advised, directly or indirectly, by such Persons to its partners, investors, potential investors or similar parties; provided, that the recipients of such information are subject to standard confidentiality restrictions.

Section 8.4    Go-Shop; No Solicitation by the Company.
(a)   Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date of this Agreement and continuing until 11:59 p.m., Eastern Time, on the date that is 35 calendar days following the date of this Agreement (the “No-Shop Period Start Date”), the Company and its Affiliates and its and their respective Representatives shall have the right to: (i) solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to any Person (and its Representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person (and such Person’s Representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and any of its Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that the Company will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its Subsidiaries that is provided to any such Person or its Representatives that was not previously provided to Parent or its Representatives; and (iii) participate or engage in discussions or negotiations with any Person (and any Person’s Representatives and financing sources) with respect to an Acquisition Proposal or potential Acquisition Proposal.
(b)   Promptly following the No-Shop Period Start Date (and in any event within two Business Days thereof), the Company will, with respect to any Person that entered into a confidentiality agreement in connection with an Acquisition Proposal at any time within the six month period immediately preceding the date of this Agreement, (A) request in writing the prompt return or destruction of all non-public information concerning the Company and any of its Subsidiaries furnished to any such Person, (B) cease providing any further information with respect to the Company and any of its Subsidiaries or any Acquisition Proposal to any such Person and its Representatives and (C) terminate all access granted to any such Person or its Representatives to any physical or electronic data room (or any other diligence access).
(c)   Except as provided in this Section 8.4, from the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company and its Affiliates will not and will direct its and their respective employees, officers and directors and other Representatives not to, directly or indirectly, (i) solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than to Parent, its Affiliates and its and their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and any of its Subsidiaries, in any such case with the intent to solicit or induce the making, submission or announcement of, or to encourage or facilitate, any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons that the provisions contained in this Section 8.4 prohibit such discussions); (iv) approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (vi) resolve or agree to do any of the foregoing in each case, other than in respect of Parent, its Affiliates and their respective Affiliates in respect of the Transactions. From the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company will cease, and will cause to be terminated any and all discussions or negotiations with any Person and its Representatives that would be prohibited by this Section 8.4(c). From the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company (I) will not, and will cause each of its Subsidiaries not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any of its Subsidiaries is or becomes a party, and (II) will, and will cause each of its Subsidiaries to, use reasonable best efforts to enforce any such agreement, in each case, unless the Board of Directors determines in good faith, after consultation with the Company’s legal counsel, that the failure to do so would reasonably be likely to be inconsistent with the fiduciary duties of the Board of Directors pursuant to applicable Law, in which event the Company may take the actions described in these clauses (I) and (II) solely to the extent necessary to permit a third party to make an Acquisition Proposal or in order not to be inconsistent with the fiduciary duties of the Board of Directors pursuant to applicable Law.
(d)   Notwithstanding anything to the contrary set forth in this Section 8.4, from the No-Shop Period Start Date until the Company’s receipt of the Company Shareholder Approval, if the Company Board has determined in good faith (after consultation with its financial advisor and legal counsel) that an Acquisition Proposal that did not result from any material breach of Section 8.4(c), either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the Company Board has determined in good faith (after consultation with its financial advisor and legal counsel) that the failure to take the actions contemplated by this Section 8.4(d) would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable Law, then, so long as the Company promptly (and in any event within 24 hours) notifies Parent of such determination, the Company may, directly or indirectly: (i) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to the Person making such a bona fide written Acquisition Proposal (and such Person’s Representatives and financing sources) subject to the terms and obligations of such Acceptable Confidentiality Agreement non-public information relating to the Company or any of its Subsidiaries and afford to such Person (and such Person’s Representatives and financing sources) access to the business, properties, assets, books, records or other non-public information, or to personnel, of the Company and its Subsidiaries, including to induce the making, submission or announcement of, or to knowingly encourage, knowingly facilitate or assist, a proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal and any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; provided, however, that the Company will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its Subsidiaries that is provided to any such Person or its Representatives that was not previously provided to Parent or its Representatives; and (ii) participate or engage in discussions or negotiations with such Person (and such Person’s Representatives and financing sources) with respect to such bona fide written Acquisition Proposal.
(e)   Except as provided by Section 8.4(f), at no time after the date hereof may the Company Board:
(i)   withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Board Recommendation in a manner adverse to Parent (it being understood that it shall be considered a modification adverse to Parent if any Acquisition Proposal is publicly announced and the Company Board fails to issue a public press release within ten Business Days of such public announcement reaffirming the Board Recommendation or stating that the Board Recommendation has not been changed, but in any event with two Business Days prior to the Company Shareholders Meeting);
(ii)   adopt, approve, endorse, recommend or otherwise declare advisable (or publicly propose to adopt, approve, endorse, recommend or otherwise declare advisable) an Acquisition Proposal;
(iii)   fail to publicly reaffirm the Board Recommendation within ten Business Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than three separate occasions);

(iv)   take any formal action or make any recommendation or public statement in connection with any tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board to the holders of Shares pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or fail to publicly recommend against any tender or exchange offer within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act;
(v)   fail to include the Board Recommendation in the Proxy Statement; or
(vi)   approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company or its Subsidiaries to enter into an Alternative Acquisition Agreement (any action described in clauses (i) through (vi), a “Board Recommendation Change”);
provided, however, that, for the avoidance of doubt, none of (1) the determination by the Company Board that an Acquisition Proposal constitutes a Superior Proposal or (2) the delivery by the Company to Parent of any notice contemplated by Section 8.4(d) or Section 8.4(f) will constitute a Board Recommendation Change, so long as, in each case of (1) and (2), such determination or delivery is not publicly disclosed and is not otherwise in breach of this Section 8.4(e).
(f)   Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Shareholder Approval:
(i)   if the Company has received an Acquisition Proposal, whether during the Go-Shop Period or after the No-Shop Period Start Date, that the Company Board has concluded in good faith (after consultation with its financial advisor and legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Board Recommendation Change with respect to such Acquisition Proposal; or (B) authorize the Company to terminate this Agreement pursuant to Section 10.1(d)(i) or Section 10.1(d)(ii) to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, in each case if and only if, prior to taking either such action:
(A)   the Company Board determines in good faith (after consultation with its financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable Law;
(B)   the Company, its Subsidiaries and its and their respective Representatives have not materially breached this Section 8.4(c) with respect to such Acquisition Proposal and such Acquisition Proposal did not arise from such breach;
(C)   the Company has provided written notice to Parent at least four Business Days in advance (the “Notice Period”) to the effect that the Company Board, has (I) received an Acquisition Proposal that has not been withdrawn, and specifying the material terms and conditions of such proposal (including the identity of the Person making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal; and (II) it intends to take such action; and
(D)   prior to effecting such Board Recommendation Change or termination, the Company and its Representatives, during the Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; provided, however, that in the event of any material revisions to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 8.4(f)(i)(D) with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be two Business Days); or
(ii)   other than in connection with an Acquisition Proposal that constitutes a Superior Proposal pursuant to clause (i) above, the Company Board may effect a Board Recommendation Change in response to any material Effect with respect to the Company that (A) was not known to the Company Board or reasonably foreseeable by the Company Board as of the date of this

Agreement (or, if known or reasonably foreseeable, only the portion of such Effect of which the magnitude or material consequences were not known or reasonably foreseeable by the Company Board as of the date of this Agreement); and (B) does not relate to (1) any Acquisition Proposal; or (2) the mere fact, in and of itself, that the Company meets or exceeds any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or results for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Ordinary Shares or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (2) may be considered and taken into account) (each such event, an “Intervening Event”), if and only if:
(A)   the Company Board determines in good faith (after consultation with its financial advisor and legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable Law;
(B)   the Company has provided written notice to Parent at least four Business Days in advance to the effect that the Company Board, has (I) so determined; and (II) resolved to effect a Board Recommendation Change pursuant to this Section 8.4(f)(ii), which notice will specify the applicable Intervening Event in reasonable detail; and
(C)   prior to effecting such Board Recommendation Change, the Company and its Representatives, during such four Business Day period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board no longer determines that the failure to make a Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law.
(g)   Notwithstanding anything to the contrary in this Section 8.4, any action, or failure to take action, that is taken by a director, officer or other Representative (acting on behalf of the Company) of the Company or any of its Subsidiaries in violation of this Section 8.4 shall be deemed to be a breach of this Section 8.4 by the Company. The Company will not authorize or direct any director, officer, consultant or employee of the Company to breach this Section 8.4, and upon becoming aware of any breach or threatened breach of this Section 8.4 by a Representative of the Company, shall use its reasonable best efforts to stop such breach or threatened breach.
(h)   From the date hereof until the No-Shop Period Start Date, the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any proposals, indications of interest or offers with respect to an Acquisition Proposal are received by it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any such proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) and thereafter shall keep Parent reasonably and promptly informed (and, in any event, within twenty-four (24) hours) of any material changes to the status and terms of any such proposal or offer (including any amendments thereto). From the No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any inquires, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, proposal, inquiry, indication of interest or offer, including proposed agreements, or commitment letters) and thereafter shall keep Parent informed, on a reasonably prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and any material changes to the status of any such discussions or negotiations.
Section 8.5    Takeover Statutes.   None of the Parties will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the Transactions from the Takeover Laws of any state that purport to apply to this Agreement or the Transactions.
Section 8.6    Section 16(b).   The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, to the extent necessary, take appropriate action, prior to or as of the Third Effective Time, to approve, for purposes of Section 16(b) of the Exchange Act, the disposition and cancellation or deemed disposition and cancellation of Shares, Company Restricted Shares, Company RSU Awards, Company PSU Awards and Ordinary Shares held subject to the JSOP in the Third Merger by applicable individuals and to cause such dispositions and/or cancellations to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 8.7    Stock Exchange Delisting; Deregistration.   Prior to the Third Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NASDAQ to cause (a) the delisting of the Ordinary Shares and the Preferred Shares from the NASDAQ as promptly as practicable after the Third Effective Time and (b) the deregistration of the Ordinary Shares and the Preferred Shares pursuant to the Exchange Act as promptly as practicable after such delisting.
Section 8.8    Notification of Certain Matters; Transaction Litigation.   From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article X and the Third Effective Time, each of the Company and Parent shall promptly notify the other Party of any written notice or other written communication received by the notifying Party or any of its Affiliates or Representatives from any Person alleging that the Consent of such Person is or may be required in connection with the Transactions. Subject to applicable Law, the Company shall promptly notify Parent of (i) any shareholder demands, litigations, arbitrations or other similar actions (including derivative claims or notice of any demands received by the Company for appraisal of Dissenting Shares) commenced or, to the knowledge of the Company, threatened against the Company or any director or officer thereof relating to this Agreement or any of the Transactions (collectively, the “Transaction Litigation”) and shall keep Parent promptly and reasonably informed regarding any Transaction Litigation, or (ii) any Proceeding commenced or, to the Company’s Knowledge, threatened in writing against, relating to, involving or otherwise affecting the Company or any of its Subsidiaries with respect to the Transactions that is reasonably likely to result in the failure of any of the conditions set forth in Article IX to be satisfied. Subject to applicable Law, the Company and Parent shall cooperate with the other in the defense or settlement of any Transaction Litigation, at each Party’s sole cost and expense, and shall in good faith consult with each other on a regular basis regarding the defense or settlement of such Transaction Litigation and shall reasonably consider each other’s advice with respect to such Transaction Litigation, but only if it is not reasonably determined by either of the Parties, upon the advice of counsel, that doing so could result in the loss of the ability to successfully assert any legal privilege or work product protection. Subject to applicable Law, none of the Company or any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent the settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement would not result in (a) the imposition of (1) any material obligation to be performed by, (2) any material liability on the Company (in excess of amounts reserved on the Company’s Financial Statements) or (3) any material restriction imposed against, the Company, Parent or any of their respective Affiliates or the operation of their businesses following the Third Closing Date or (b) an increase in insurance premiums or a denial or termination of coverage under the Company’s existing policies.

Section 8.9    Financing.
(a)   Prior to the Third Closing, Parent will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the proceeds under the Debt Financing and the Preferred Equity Financing on the terms and conditions contemplated by the Debt Commitment Letter and the Preferred Equity Commitment Letter, respectively (subject to replacement thereof in accordance with this Section 8.9(a)) (including any “flex” provisions applicable thereto), or, in Parent’s sole discretion, on other terms than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto), in each case, which such other terms shall not (A) reduce the aggregate amount of the Debt Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount, (B) reduce the aggregate amount of the Preferred Equity Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount, (C) impose new or additional conditions precedent or expand any of the conditions to the receipt of the Debt Financing or (D) impose new or additional conditions precedent or expand any of the conditions to the receipt of the Preferred Equity Financing (any terms not in violation of clauses (A), (B), (C) and (D), the “Permitted Financing Terms”), including using reasonable best efforts to (i) enter into definitive written agreements no later than the Third Closing Date with respect to the Debt Financing on terms and conditions contained in the Debt Commitment Letter or on other Permitted Financing Terms (such definitive agreements, the “Debt Financing Agreements”) and (y) enter into definitive written agreements no later than the Third Closing Date with respect to the Preferred Equity Financing on terms and conditions contained in the Preferred Equity Commitment Letter or on other Permitted Financing Terms (such definitive agreements, the “Preferred Equity Financing Agreements” and, together with the Debt Financing Agreements, the “Financing Agreements”), (E) taking into account the timing of the Third Closing, satisfy on a timely basis all obligations applicable to Parent under the Debt Commitment Letter and the Preferred Equity Commitment Letter that are within the control of Parent and, upon the satisfaction of all conditions applicable thereto, consummate and obtain the proceeds of the Debt Financing and the Preferred Equity Financing no later than at the Third Closing and (F) enforce its rights under the Debt Commitment Letter and the Preferred Equity Commitment Letter. Without the prior written consent of the Company, Parent shall not permit any amendment, replacement or modification to be made to, or any waiver of any provision or remedy under, (1) the Debt Commitment Letter, if such amendment, replacement, modification or waiver (A) reduces the aggregate amount of the Debt Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount; (B) imposes new or additional conditions precedent or expands any of the conditions to the receipt of the Debt Financing in a manner that would reasonably be expected to (I) materially delay or prevent the Third Closing or (II) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing on or prior to the Third Closing Date less likely to occur; or (C) otherwise would reasonably be expected to (I) materially delay or prevent the Third Closing; (II) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing on or prior to the Third Closing Date less likely to occur; or (III) adversely impact the ability of Parent to enforce its rights against any other party to the Debt Commitment Letter (the limitations set forth in this clause (1), the “Prohibited Debt Financing Amendments”); (2) the Preferred Equity Commitment Letter, if such amendment, replacement, modification or waiver (A) reduces the aggregate amount of the Preferred Equity Financing below the amount, taking into account all other sources of proceeds, necessary to fund the Required Funding Amount; (B) imposes new or additional conditions precedent or expands any of the conditions to the receipt of the Preferred Equity Financing in a manner that would reasonably be expected to (I) materially delay or prevent the Third Closing or (II) make the timely funding of the Preferred Equity Financing or satisfaction of the conditions to obtaining the Preferred Equity Financing on or prior to the Third Closing Date less likely to occur; or (C) otherwise would reasonably be expected to (I) materially delay or prevent the Third Closing; (II) make the timely funding of the Preferred Equity Financing or satisfaction of the conditions to obtaining the Preferred Equity Financing on or prior to the Third Closing Date less likely to occur; or (III) adversely impact the ability of Parent to enforce its rights against any other party to the Preferred Equity Commitment Letter (the limitations set forth in this clause (2), the “Prohibited Equity Financing Amendments” and, together with the Prohibited Debt Financing Amendments, the “Prohibited

Financing Amendments”) or (3) the Equity Commitment Letter. In the event that any portion of the Debt Financing or the Preferred Equity Financing necessary to fund the Required Funding Amount becomes unavailable to Parent on the terms and conditions (including any “flex” provisions applicable thereto) set forth in the Debt Commitment Letter or the Preferred Equity Commitment Letter, Parent will promptly notify the Company and will use its reasonable best efforts to obtain alternative financing as promptly as reasonably practicable thereafter on terms and conditions, taken as a whole, no less favorable to Parent than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter on the date hereof (including any “flex” provisions applicable thereto), taken as a whole, or, in Parent’s sole discretion, on other terms than those contained in the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto), in each case, from the same or alternative sources in an amount sufficient, when added to any portion of the (x) Debt Financing still available and all other sources of proceeds, to fund the Required Funding Amount (the “Alternative Debt Financing” with any such Alternative Debt Financing being deemed to constitute “Debt Financing”, the debt commitment letter with respect thereto being deemed to constitute a “Debt Commitment Letter”, the fee letter with respect thereto being deemed to constitute a “Debt Financing Fee Letter” and the definitive documentation with respect thereto being deemed to constitute the “Debt Financing Agreements”) or (y) Preferred Equity Financing still available and all other sources of proceeds, to fund the Required Funding Amount (the “Alternative Preferred Equity Financing” and, together with the Alternative Debt Financing, the “Alternative Financing”, with such Alternative Preferred Equity Financing being deemed to constitute “Preferred Equity Financing”, the preferred equity commitment letter with respect thereto being deemed to constitute a “Preferred Equity Commitment Letter”, the fee letter or closing payment letter with respect thereto being deemed to constitute a “Preferred Equity Commitment Letter” and the definitive documentation with respect thereto being deemed to constitute the “Preferred Equity Financing Agreements”); provided that, without the prior written consent of the Company, such Alternative Financing shall not affect any Prohibited Financing Amendments. Parent shall deliver to the Company true, correct and complete copies of (i) the executed debt commitment letter with respect to such Alternative Debt Financing (and the related fee letter, which may be redacted in the manner set forth in Section 5.7) promptly following the execution thereof and (ii) the executed preferred commitment letter with respect to such Alternative Preferred Equity Financing (and the related fee letter or closing payment letter, which may be redacted in a manner set forth in Section 5.7) promptly with the execution thereof. Parent shall give the Company prompt written notice of (i) any breach by any party to the Commitment Letters of any material provision which Parent has become aware, (ii) the early expiration or termination in writing (or attempted or purported early termination in writing, whether or not valid) of the Debt Commitment Letter, (iii) the early expiration or termination in writing (or attempted or purported early termination in writing, whether or not valid) of the Preferred Equity Commitment Letter, (iv) any written or electronic (including email) notice or communication by (a) any Debt Financing Source (excluding ordinary course negotiations of the Debt Financing) with respect to any actual or threatened breach, default (or allegation thereof), repudiation by any party to the Debt Commitment Letter or any refusal to provide, or stated intent that it will not provide any portion of the Debt Financing contemplated by the Debt Commitment Letter that is necessary to fund the Required Funding Amount or (b) any Preferred Equity Financing Source (excluding ordinary course negotiations of the Preferred Equity Financing) with respect to any actual or threatened breach, default (or allegation thereof), repudiation by any party to the Preferred Equity Commitment Letter or any refusal to provide, or stated intent that it will not provide any portion of the Preferred Equity Financing contemplated by the Preferred Equity Commitment Letter that is necessary to fund the Required Funding Amount or (v) Parent’s good faith belief, for any reason, that it is reasonably likely that it may no longer be able to obtain all or any portion of any Financing necessary to fund the Required Funding Amount on the terms and conditions described in the Commitment Letters and shall otherwise keep the Company reasonably informed of the status of Parent’s efforts to arrange the Financing upon the written request of the Company. Notwithstanding anything to the contrary contained in this Agreement, (i) in no event shall Parent be required to share any information with the Company that is subject to attorney client or other privilege (provided, that Parent shall use reasonable best efforts to provide such information in a manner that would not jeopardize such privilege) and (ii) in no event shall the reasonable best efforts of Parent require or be deemed or construed to require Parent to (I) seek equity financing from any source (other than the Equity Financing) or (II) pay any fees or agree to pay any interest rate amounts or original issue discount, in each case, in excess of those contemplated by the Debt Commitment Letter or the Preferred Equity Commitment Letter (including any “flex” provisions applicable thereto) (whether to secure waiver of any conditions contained therein or otherwise).
(b)   Prior to the Third Closing, the Company shall provide, and shall cause each of its Subsidiaries to provide, and shall use reasonable best efforts to cause its and their respective Representatives to provide, such cooperation in connection with the arrangement or consummation of the Debt Financing and the Preferred Equity Financing and, if requested, in seeking to obtain the Specified Amendments, as promptly as reasonably practicable after the date hereof, in each case, as may be reasonably requested by Parent, including to use reasonable best efforts in (i) making available to Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources such financial and other pertinent information regarding the Company and each of its Subsidiaries as may be reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources, including (I) such information as is necessary to allow Parent, its advisors, its Debt Financing Sources and its Preferred Equity Financing Sources to prepare pro forma financial statements, lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and the Preferred Equity Financing and (II) customary authorization letters (including customary representations with respect to accuracy of information and material non-public information); (ii) assisting with the preparation of lender and investor presentations, rating agency presentations, bank information memoranda, marketing materials and other similar documents and materials in connection with the Debt Financing and causing management and Representatives of the Company and its Subsidiaries (with appropriate seniority and expertise) to participate in a reasonable number of meetings, presentations, road shows, drafting sessions and due diligence sessions (in each case, including via video conference) with providers or potential providers of the Debt Financing and ratings agencies and otherwise assisting in the marketing efforts of Parent and its Debt Financing Sources; (iii) delivering, at least four Business Days prior to Closing, all documentation and other information as is reasonably requested by Parent, its advisors, its Debt Financing Sources or its Preferred Equity Financing Sources at least nine Business Days prior to Closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230 to the Debt Financing Sources or Preferred Equity Financing Sources that has reasonably requested such certification); (iv) assisting with Parent’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees, collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and subject to the occurrence of the Third Closing; (v) facilitating the pledging of, the granting of security interests in and obtaining perfection of any liens on collateral of the Company and its Subsidiaries (including, for the avoidance of doubt, providing stock certificates and stock powers with respect to outstanding certificated shares of the Company and its Subsidiaries (if any)), in each case, to the extent required under the Debt Commitment Letter and effective no earlier than the Third Closing; and (vi) furnishing Parent with the historical financial statements regarding Company and its Subsidiaries as identified in and within the time periods required to satisfy the condition set forth in in clauses (a) and (b) in each of Paragraph 2 of Exhibit D of the Debt Commitment Letter and Paragraph 2 of Exhibit C of the Preferred Equity Commitment Letter, in each case, as in effect on the date hereof and, in any event, no later than the Third Closing Date (it being understood and agreed that this clause (vii) shall not be subject to any “reasonable best efforts” qualifier contained in this clause (b)); provided, however, that nothing in this Section 8.9 will require any such cooperation to the extent that it would (A) require the Company or any of its Subsidiaries to pay any fees or reimburse any expenses prior to the Third Closing for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent, (B) require the Company or any of its Subsidiaries to give or agree to give to any other Person any indemnities in connection with the Debt Financing and the Preferred Equity Financing that are effective prior to the Third Closing, (C) provide in connection with the Debt Financing and the Preferred Equity Financing any information the disclosure of which is prohibited or restricted under applicable Law or is legally privileged (provided, that the Company shall use reasonable best efforts to provide such cooperation in a manner that would not be prohibited or restricted under applicable Law or jeopardize such privilege), (D) take any action which would result in the Company or any of its Subsidiaries or any of its or their respective Affiliates incurring any liability with respect to matters relating to the Debt Financing or the Preferred Equity Financing or cause any director, officer or employee of the Company or any of its Subsidiaries or any of its or their respective Affiliates or Representatives to incur any personal liability in connection with the Debt Financing or the Preferred Equity Financing, (E) cause any representation or warranty in this Agreement to be breached by the Company or any of its Affiliates or could cause any condition to the Third Closing to fail to be satisfied, (F) conflict with, result in any violation or breach of, or default (with or without notice, lapse of time, or both) under the Company’s or any of its Subsidiaries’ respective Organizational Documents as in effect as of the date hereof, or any applicable Law or Material Contracts (to the extent not entered into in contemplation of this Section 8.9(a)), (G) provide access to or disclose information that the Company or any of its Affiliates reasonably determines could reasonably be expected to jeopardize any attorney-client privilege of, or conflict with any confidentiality obligations binding on, the Company or any of its Affiliates (provided, that the Company shall use reasonable best efforts to provide such cooperation in a manner that would not jeopardize such privilege or conflict with such obligations), (H) provide (1) pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information, (2) any description of all or any component of the Debt Financing or the Preferred Equity Financing (including any such description to be included in any liquidity or capital resources disclosure or any “description of notes”), or (3) projections, risk factors or other forward-looking statements relating to all or any component of the Debt Financing or the Preferred Equity Financing (which items (1) through (3) shall be the sole responsibility of Parent) or (I) unreasonably interfere with the ongoing business operations of the Company and its Subsidiaries. Notwithstanding the foregoing, (i) neither the Company nor its officers or employees shall be required to execute or enter into any agreement with respect to the Debt Financing or the Preferred Equity Financing (other than (x) those officers or employees continuing in such roles after the Third Closing, and solely with respect to agreements contingent upon the Third Closing and that would not be effective prior to the Third Closing and (y) the customary authorization letters referred to above included in any marketing materials for the Debt Financing), and (ii) no directors of the Company or its Subsidiaries shall be required to approve, adopt, execute or enter into or perform any agreement with respect to the Debt Financing and the Preferred Equity Financing that is not contingent upon the Third Closing or that would be effective prior to the Third Closing (other than those directors continuing in such roles after the Third Closing, and solely with respect to agreements contingent upon the Third Closing and that would not be effective prior to the Third Closing).
(c)   The Company hereby consents to the use of the logos of the Company and each of its Subsidiaries in connection with the Debt Financing and the Preferred Equity Financing; provided that such logos shall be used solely in a manner that is not intended to harm, disparage or otherwise adversely affect the Company and/or its Subsidiaries or their reputation or goodwill.
(d)   Upon the earlier of the Third Closing and the termination of this Agreement in accordance with its terms, Parent shall promptly reimburse the Company and its Subsidiaries and its and their respective Representatives for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by such Persons in connection with any cooperation contemplated by this Section 8.9.
(e)   Parent shall indemnify and hold harmless each of the Company and its Subsidiaries and its and their respective Representatives from and against any and all losses and other liabilities suffered or incurred by any of them in connection with the arrangement and preparation of each of the Debt Financing and the Preferred Equity Financing and any information used in connection therewith, in each case other than as a result of (i) information provided by or on behalf of the Company and/or its Subsidiaries expressly for use in connection with (a) the Debt Financing that is determined to be materially false or misleading or (b) the Preferred Equity Financing that is determined to be materially false or misleading and/or (ii) fraud, bad faith, gross negligence or willful misconduct by or on behalf of such Person or Representative.
(f)   All non-public or otherwise confidential information provided by the Company or any of its Subsidiaries or any of its or their respective Representatives pursuant to this Section 8.9 shall be kept confidential in accordance with the Confidentiality Agreement; provided that the Confidentiality Agreement is hereby amended to permit Parent and its Representatives (as defined therein) to disclose such information to Parent’s prospective and current debt and equity financing sources (including the Debt Financing Sources, Preferred Equity Financing Sources, rating agencies and investors in connection with obtaining the Debt Financing, Preferred Equity Financing or any direct or indirect equity financing) without the Company’s consent, subject to the recipient thereof entering into customary confidentiality undertakings with respect to such information (including in the form of a customary click-through confidentiality undertaking).
(g)   The parties hereto understand and agree that all obligations of the parties relating to the Specified Amendments and the Financing under this Agreement shall be governed exclusively by this Section 8.9.
(h)   Notwithstanding anything herein to the contrary, it is understood and agreed that a breach of this Section 8.9 shall only be considered for purposes of the satisfaction of the condition precedent set forth in Section 9.2(a) to the extent (i) Parent has notified the Company of such breach in writing in good faith, detailing in good faith reasonable steps that comply with this Section 8.9 in order to cure such breach, (ii) the Company has not taken such steps or otherwise cured such breach with reasonably sufficient time prior to the Outside Date to consummate the Debt Financing and/or the Preferred Equity Financing and (iii) such breach of this Section 8.9 has caused, in whole or in part, the Debt Financing and/or the Preferred Equity Financing not to be obtained (which shall be determined, for the avoidance of doubt, without regard to whether the Specified Amendments have been obtained).
(i)   Notwithstanding anything herein to the contrary, Parent hereby acknowledges and agrees that obtaining the Debt Financing, the Preferred Equity Financing and/or any Specified Amendment is not a condition to the Third Merger or the Third Closing or to Parent’s and Parent Merger Sub’s obligations, covenants or agreements under this Agreement, including payment of the aggregate Total Cash Consideration and payments pursuant to Section 2.10.
Section 8.10    Treatment of Certain Indebtedness.
(a)   Prior to the Effective Time, the Company shall take all actions as may be reasonably required in accordance with, and subject to, the terms of Article 9 of each of the Senior Indenture and Junior Indenture to effect the Transactions, including delivery of any supplemental indentures, legal opinions, officers’ certificates, press releases or other documents or instruments required to comply with the Indentures or applicable Law.
(b)   The Company shall deliver to Parent at least 3 Business Days prior to the Third Closing Date a draft payoff letter and prior to the Effective Time a final payoff letter (subject to the delivery of funds as arranged by Parent) with respect to the Indebtedness set forth on Section 8.10(b) of the Company Disclosure Schedules (the “Subject Indebtedness”; provided, that, to the extent a Specified Amendment is obtained with respect any individual items of Subject Indebtedness, such item shall cease to constitute Subject Indebtedness for purposes hereof) in customary form, which payoff letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable under the Subject Indebtedness as of the anticipated Closing Date (and the daily accrual thereafter) and payment instructions for the same (the “Payoff Amount”), (ii) state that upon receipt of the Payoff Amount under such payoff letter, the Subject Indebtedness and all related loan documents shall be terminated and (iii) provide that all liens and guarantees in connection with the Subject Indebtedness, if any, shall be released and terminated upon payment of the Payoff Amount on the Third Closing Date.
(c)   Prior to the Effective Time, the Company shall (and shall cause its Subsidiaries to) (i) not knowingly or intentionally take (or fail to take) any actions that would violate any Existing Material Credit Agreement, (ii) use its reasonable best efforts to not take (or fail to take) any actions that would be reasonably likely to result in a Specified Debt Event of Default; provided, that, notwithstanding anything herein to the contrary, it is understood and agreed that a breach of the foregoing clause (i) or clause (ii) shall, solely for purposes of the satisfaction of the condition precedent set forth in Section 9.2(a), be deemed to occur only to the extent a Debt Event of Default has occurred and the

Company or any Subsidiary of the Company has been Notified thereof following such action (or lack of action) and (iii) upon being Notified of such Event of Default use its reasonable best efforts to (in consultation with Parent) cure or otherwise remedy such Debt Event of Default prior to the Third Closing Date. The Company shall (i) promptly provide written notice to Parent of any Debt Event of Default of upon being Notified of a Debt Event of Default and (ii) keep Parent reasonably updated with respect to discussions, negotiations and any other developments regarding the resolution of such Debt Event of Default.
Section 8.11    Third-Party Consents.   Each of Parent and the Company shall use its, and the Company shall cause its Subsidiaries to use their, commercially reasonable efforts to obtain prior to the Third Closing all consents required under any Contract to which the Company or any of its Subsidiaries is bound (the “Third-Party Consents”) that are reasonably necessary to be obtained in order to consummate the transactions contemplated by this Agreement, including the Third-Party Consents set forth Section 8.11 of the Company Disclosure Schedules; provided, that that Company shall not be required to take or agree to any actions in connection with obtaining Third-Party Consents that are not conditioned upon consummation of the Transactions. Neither the Company nor any of its Subsidiaries shall, without the prior written consent of Parent, (a) make any payment of a consent fee or other consideration (including increased or accelerated payments) or concede anything of monetary or economic value, (b) amend, supplement or otherwise modify or waive any such Contract or any provisions thereunder or (c) agree or commit to do any of the foregoing, in each case, for the purposes of obtaining any Third-Party Consent, without the prior consent of Parent. Notwithstanding anything herein to the contrary, nothing contained in this Section 8.11, express or implied, shall be construed to apply in respect of any of the Required Consents, which shall be governed exclusively by Section 8.1.
Section 8.12    Related Person Transactions.   With respect to those Related Person Transactions that have been disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s most recent Form 10-K or proxy statement pertaining to an annual meeting of stockholders, the Company shall terminate (and shall cause its Subsidiaries and Affiliates to) terminate, or cause to be terminated, with no further liability or obligation of the Company or any of its Subsidiaries, in each case, in form and substance reasonably acceptable to Parent, at or prior to the Third Closing, all such Related Person Transactions set forth on Section 8.12(a) of the Company Disclosure Schedules.
Section 8.13    Intended Tax Treatment.   The Parties agree that for U.S. federal income (and applicable state and local) tax purposes (i) the existence of New Company Holdco shall be disregarded as transitory, (ii) the First Merger and the Second Merger, taken together, shall be treated as a partial redemption of the Ordinary Shares in exchange for the First Merger Cash Consideration in a transaction that is subject to Section 302(b) of the Code (the “Redemption”) and (iii) the Redemption, together with the Third Merger, shall be treated as a single integrated transaction, pursuant to Zenz v. Quinlivan, 213 F.2d 914 (6th Cir. 1954) and Revenue Ruling 75-447, 1975-2 C.B. 113, such that the Redemption qualifies for sale or exchange treatment under Section 302(b)(3) of the Code, except to the extent any shareholder, actually or constructively, owns an interest in the Third Surviving Company immediately after the Third Closing. Alternatively, the Parties agree that for U.S. federal income (and applicable state and local) tax purposes, the First Merger and Second Merger, taken together, shall be treated as a reorganization with the meaning of Section 368(a)(1)(E) of the Code (and this agreement is hereby adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g)) pursuant to which the First Merger Cash Consideration is treated as “other property” within the meaning of Section 356(a)(1) of the Code that does not have the effect of a dividend within the meaning of Section 356(a)(2), except to the extent any shareholder, actually or constructively, owns an interest in the Third Surviving Company immediately after the Third Closing. The Parties shall report the transactions contemplated by this Agreement (including, for the avoidance of doubt, on all Tax Returns) in a manner consistent with this Section 8.13, except as otherwise required pursuant to a final determination (within the meaning of Section 1313 of the Code) of a Governmental Entity.
ARTICLE IX
CONDITIONS TO THE MERGERS
Section 9.1    Conditions to the Obligations of Each Party.   The obligations of the Company Parties, Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by Law and agreed by the Parties, waiver) of the following conditions:

(a)   each of the Company Shareholder Approval and New Company Holdco Shareholder Approval has been obtained; and
(b)   there shall not be (A) any Order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any Governmental Entity having jurisdiction over any Party that remains in effect, nor (B) any Law promulgated, enacted, issued or deemed applicable to the Mergers by any Governmental Entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Mergers that remains in effect.
Section 9.2    Additional Conditions to the Obligations of Parent and Parent Merger Sub.   The obligations of Parent and Parent Merger Sub to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by Law and agreed by Parent and Parent Merger Sub, waiver) of the following conditions:
(a)   the Company shall have (x) complied with the covenant set forth in Section 6.1(c) in all respects other than De Minimis Inaccuracies by it as of or prior to the Third Effective Time, (y) performed in all material all of its obligations, covenants and agreements under this Agreement required to be performed by it as of or prior to the First Effective Time and (z) performed all of its obligations, covenants and agreements under this Agreement required to be performed to effect the Mergers by it as of or prior to the Third Effective Time;
(b)   the representations and warranties of the Company set forth in Section 4.1 (Corporate Existence and Power), Section 4.2 (Authorization), Section 4.4(a) (Non-Contravention with Company Charter or Company Bye-Laws), Section 4.22 (Brokers; Financial Advisors), Section 4.23 (Opinion of Financial Advisor) and the second sentence of Section 4.24 (Takeover Statutes), shall be true and correct (disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) in all material respects at and as of the First Closing Date as if made at and as the First Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period);
(c)   the representations and warranties of the Company set forth in Section 4.5(a) (Capitalization) and the first sentence of Section 4.24 (Rights Agreements) shall be true and correct in all respects at and as of the applicable Closing Date as if made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period) (other than, in the case of Section 4.5(a) (Capitalization), De Minimis Inaccuracies);
(d)   the representations and warranties of the Company set forth in this Agreement (other than those referred to in subparagraphs (b) and (c) above) shall be true and correct (disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the First Closing Date as if made at and as the First Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, have not had a Company Material Adverse Effect;
(e)   since the date of this Agreement until the First Effective Time, there shall not have occurred any Company Material Adverse Effect that is continuing;
(f)   Parent and Parent Merger Sub shall have received a certificate executed on behalf of the Company by the Company’s Chief Executive Officer and Chief Financial Officer, dated as of the applicable Closing Date, confirming that the conditions set forth in subparagraphs (a), (b), (c), (d) and (e) of this Section 9.2 have been satisfied;
(g)   (i) any applicable waiting period under any Antitrust Law set forth on Section 9.2(g)(i) of the Company Disclosure Schedules relating to each of the Mergers shall have expired or been terminated and (ii) the approvals and prior written non-disapprovals from the Governmental Entities set forth on Section 9.2(g)(ii) of the Company Disclosure Schedules have been obtained, in the case of each of clauses (i) and (ii), without the imposition of a Burdensome Condition; and

(h)   no Specified Debt Event of Default has occurred and is continuing.
Section 9.3    Additional Conditions to the Obligations of the Company.   The obligations of the Company to consummate each of the Mergers are subject to the satisfaction (or, to the extent permitted by Law and agreed by the Company, waiver) of the following conditions:
(a)   Parent shall have performed in all material respects all of its obligations, covenants and agreements under this Agreement required to be performed by it as of or prior to the Third Effective Time;
(b)   the representations and warranties of Parent and Parent Merger Sub set forth in Article V shall be true and correct (disregarding for this purpose all “Parent Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties) at and as of the Third Closing Date as though made at and as of the Third Closing Date (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure to be so true and correct, individually or in the aggregate, has not had, and would not be reasonably expected to have, a Parent Material Adverse Effect;
(c)   the Company shall have received a certificate of Parent, executed on its behalf by an authorized officer of Parent, dated as of the Third Closing Date, confirming that the conditions set forth in subparagraphs (a) and (b) of this Section 9.3 have been satisfied;
(d)   (i) any applicable waiting period under any Antitrust Law set forth on Section 9.2(g)(i) of the Company Disclosure Schedules relating to each of the Mergers shall have expired or been terminated and (ii) the approvals and prior written non-disapprovals from the Governmental Entities set forth on Section 9.2(g)(ii) of the Company Disclosure Schedules have been obtained; and
(e)   the aggregate cash consideration that had been paid or caused to be paid in respect of the First Merger, including pursuant to Section 2.10, equaled the Aggregate First Merger Amount in full (provided that, if the aggregate cash consideration that had been paid or caused to be paid in the First Merger did not equal the Aggregate First Merger Amount, this condition may be satisfied by Parent, following delivery by Parent of the True-Up Notice, pursuant to Section 10.1(d)(v)).
ARTICLE X
TERMINATION
Section 10.1   Termination.   This Agreement may be terminated:
(a)   prior to the Third Effective Time, by mutual written consent of the Company and Parent:
(b)   prior to the First Effective Time by either the Company or Parent:
(i)      if the Company Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at a duly held Company Shareholders Meeting or any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available to any Party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the failure to obtain the Company Shareholder Approval;
(ii)   if the Third Closing has not yet occurred by July 29, 2025 (such date, as may be automatically extended pursuant to clause (1) and/or clause (2) of the following proviso, the “Outside Date”); provided, however, that (1) if (A) the Third Closing has not occurred by such date by reason of nonsatisfaction of the condition set forth in Section 9.2(g) and (B) all other conditions in this Agreement have theretofore been satisfied (other than those conditions that by their terms are to be satisfied at the applicable Closing, each of which is capable of being satisfied at the applicable Closing) or (to the extent permitted by Law) waived, the Outside Date will be automatically extended by six (6) months and (2) if (A) the Third Closing has not occurred by such date (as the same may be extended pursuant to the foregoing clause (1)) by reason of nonsatisfaction of the condition set forth in Section 9.2(h), the Outside Date will be automatically extended to the date that is 60 calendar days following the date on which the Company or any

Subsidiary of the Company is Notified of a Debt Event of Default; provided, further, that the right to terminate this Agreement under this Section 10.1(b)(ii) shall not be available to any Party whose breach of any representation or warranty or failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the failure of the Third Closing to occur on or before the Outside Date;
(iii)   if there shall have be (A) any Order restraining, enjoining or otherwise preventing the consummation of the Mergers issued by any Governmental Entity having jurisdiction over any Party that remains in effect and is final and nonappealable, or (B) any Law promulgated, enacted, issued or deemed applicable to the Mergers by any Governmental Entity having jurisdiction over any Party that prohibits or makes illegal the consummation of the Mergers that remains in effect; provided, however, that the right to terminate this Agreement under this Section 10.1(b)(iii) shall not be available to any Party whose breach of any representation and warranty or whose failure to perform any obligation, covenant or agreement under this Agreement has proximately caused, or resulted in, the issuance of such Order or promulgation, enactment, issuance or deemed applicability of such Law or the failure of such Order or Law to be resisted, resolved or lifted; or
(c)   prior to the First Effective Time by Parent:
(i)   if at any time prior to, but not after, the time the Company Shareholder Approval is obtained, if there shall have been a Board Recommendation Change; or
(ii)   if there shall have been a breach or failure to perform by the Company of any of its representations, warranties, obligations, covenants or agreements contained in this Agreement, which breach or failure would result in a failure to satisfy a condition set forth in Section 9.2, and in such case such breach shall be incapable of being cured prior to the Outside Date, or if capable of being cured prior to the Outside Date, shall not have been cured by the earlier of (A) 30 calendar days after the giving of written notice to the Company of such breach and (B) the Outside Date (a “Company Terminable Breach”), but only if Parent or Parent Merger Sub are not then in Parent Terminable Breach.
(iii)   if there shall have occurred a Specified Debt Event of Default that would result in a failure to satisfy a condition set forth in Section 9.2(h), and in such case such Specified Debt Event of Default shall be incapable of being cured prior to the Outside Date, as reasonably determined by the Company following consultation, in good faith, with Parent, which determination shall be conclusive, or if capable of being cured prior to the Outside Date, shall not have been cured by the Outside Date.
(d)   prior to the First Effective Time by the Company:
(i)   at any time prior to the No-Shop Period Start Date, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (A) the Company has not materially breached Section 8.4 with respect to such Superior Proposal and (B) concurrently with, and as a condition to, any such termination, the Company pays or causes to be paid to Parent (or its designee) the Go-Shop Termination Fee pursuant to Section 10.3(b);
(ii)   at any time after the No-Shop Period Start Date but prior to receipt of the Company Shareholder Approval, in order to substantially concurrently enter into a definitive written agreement providing for a Superior Proposal, but only if (A) the Company has not materially breached Section 8.4 with respect to such Superior Proposal and (B) concurrently with, and as a condition to, any such termination, the Company pays or causes to be paid to Parent (or its designee) the Company Termination Fee pursuant to Section 10.3(b);
(iii)   if there shall have been a breach or failure to perform by Parent or Parent Merger Sub of any of their respective representations, warranties, obligations, covenants or agreements contained in this Agreement, which breach or failure would result in a failure to satisfy a condition set forth in Section 9.3, and in such case such breach shall be incapable of being cured prior to the Outside Date, or if capable of being cured prior to the Outside Date, shall not have been cured by the earlier of (A) 30 calendar days after the giving of written notice to Parent of such breach and (B) the Outside Date (a “Parent Terminable Breach”), but only if the Company is not then in Company Terminable Breach;
(iv)   if (A) all of the conditions set forth in Section 9.1 and Section 9.2 (other than those conditions that by their nature are to be satisfied by actions taken at the First Closing, but subject to such conditions being able to be satisfied) have been and continue to be satisfied, (B) the First Merger fails to be consummated on the date the First Closing should have occurred pursuant to Section 2.4, (C) the Company has provided irrevocable written notice to Parent at least two Business Days prior to such termination that all conditions set forth in Section 9.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to the fulfillment or valid waiver of those conditions at the First Closing; provided, that such conditions are capable of being satisfied if the First Closing were to occur at such time) or that it is willing to waive any unsatisfied conditions in Section 9.3, and that it is prepared, willing and able to effect the First Closing and will effect the First Closing, (D) the Company has notified Parent in writing that it stands ready, willing and able to consummate the Transactions and (E) the First Merger shall not have been consummated by the end of the later of (x) the tenth (10) Business Day following the date of delivery of such notice and (y) the date on which the First Closing should have occurred pursuant to Section 2.4;
(v)   if prior to the First Closing, the Company reasonably determines in good faith that the condition in Section 9.3(e) is not reasonably likely to be satisfied, but only if the Company has complied in all respects with its obligations under Section 6.4; provided that, prior to any such termination by the Company, the Company shall provide Parent with written notice of its intention to terminate at least ten (10) Business Days prior to such termination and Parent has not, acting in its sole discretion, elected, by providing written notice to the Company within such ten (10) Business Day period (the “True-Up Notice”), to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger (for the avoidance of doubt, disregarding any reduction to such aggregate amount for any amounts required to be deducted or withheld in accordance with Section 3.3), as reasonably determined in good faith by the Company, in which case the condition in Section 9.3(e) shall be deemed satisfied and the Company may not terminate this Agreement pursuant to this Section 10.1(d)(v) so long as Parent delivers an irrevocable commitment to the Company with respect to such increase within ten (10) Business Days following delivery of Parent’s written notice.
Section 10.2    Effect of Termination. In the event of termination of this Agreement as provided in Section 10.1, written notice thereof shall be given to the other Party or Parties, specifying in reasonable detail the provision hereof pursuant to which such termination is made and this Agreement shall become void and of no effect with no liability on the part of any Party hereto, except that (a) the Confidentiality Agreement, this Section 10.2, Section 10.3, Article I and Article XI shall survive the termination of this Agreement and (b) except as provided in Section 10.3(e) and Section 10.3(f), no such termination shall relieve any Party of any liability or damages resulting from any Willful and Material Breach by that Party of this Agreement or fraud, in each case, prior to such termination.
Section 10.3   Expenses and Other Payments.
(a)   Except as otherwise provided in this Agreement, including in Section 8.1(b), or as otherwise agreed to in writing by the Parties, each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions, regardless of whether the Third Merger shall be consummated.
(b)
(i)   If this Agreement is terminated by (x) by Parent pursuant to Section 10.1(c)(i) during the Go-Shop Period, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (y) the Company pursuant to Section 10.1(d)(i), then the Company shall pay or cause to be paid to Parent (or its designee) the Go-Shop Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent in the case of clause

(x), not later than the second Business Day following such termination and, in the case of clause (y), concurrently with such termination.
(ii)   If this Agreement is terminated (x) by Parent pursuant to Section 10.1(c)(i) (1) after the No-Shop Period Start Date, solely as a result of a Board Recommendation Change arising out of an Acquisition Proposal, or (2) at any time as a result of a Board Recommendation Change arising out of an Intervening Event or (y) by the Company pursuant to Section 10.1(d)(ii), then the Company shall pay or cause to be paid to Parent (or its designee) the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent, in the case of clause (x), not later than the second Business Day following such termination and, in the case of clause (y), concurrently with such termination.
(iii)    If (A) after the date of this Agreement, an Acquisition Proposal shall have been made to the Company or shall have been publicly made directly to the holders of Shares generally or shall have otherwise become publicly known (and, in any such case, whether or not such Acquisition Proposal is conditional or withdrawn), (B) thereafter, this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(i) or Section 10.1(b)(ii), and (C) prior to the date that is 12 months after such termination, the Company consummates an Acquisition Proposal or the Company enters into a definitive agreement with respect to an Acquisition Proposal, then the Company shall pay or cause to be paid to Parent the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent upon the earlier of (i) the date of consummation of such Acquisition Proposal or (ii) the entry into a definitive agreement with respect to such Acquisition Proposal. For purposes of clause (C), all references to “15% or more” in the definition of “Acquisition Proposal” shall be deemed to be references to “more than 50%.”
(c)   If this Agreement is terminated (x) by the Company pursuant to Section 10.1(d)(iii) or (y) by the Company pursuant to Section 10.1(d)(iv) Parent shall pay or cause to be paid to the Company the Parent Termination Fee in cash by wire transfer of immediately available funds to the Company not later than the fifth Business Day following such termination or (ii) by Parent pursuant to Section 10.1(c)(iii); provided, that the Company shall have complied in all respects with Section 8.10(c), Parent shall pay or cause to be paid to the Company the Debt Event of Default Termination Fee in cash by wire transfer of immediately available funds to the Company not later than the fifth Business Day following such termination.
(d)   The Parties acknowledge that (i) the agreements contained in this Section 10.3 are an integral part of the Transactions, (ii) without these agreements, the Company, Parent and Parent Merger Sub would not enter into this Agreement and (iii) each of the Company Termination Fee, Go-Shop Termination Fee, the Parent Termination Fee and the Debt Event of Default Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. Accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to Section 10.3 and, in order to obtain such payment, either Parent or the Company, as the case may be, commences a suit that results in a judgment against the other Party for the payment of any amount set forth in Section 10.3, such paying Party shall pay the other Party the amount of the reasonable and documented out-of-pocket costs and expenses of the other Party in connection with such suit; provided, that in no event shall a Party be required to pay an amount of such costs and expenses exceeding $5,000,000 in the aggregate (the “Enforcement Costs Cap”).
(e)   Parent and Parent Merger Sub agree that, upon any termination of this Agreement pursuant to Section 10.1 under circumstances where the Company Termination Fee or Go-Shop Termination Fee is payable by the Company pursuant to this Section 10.3 and such Company Termination Fee or Go-Shop Termination Fee, as applicable, is paid in full, except as provided in Section 10.2 and Section 11.10, or in the case of fraud, (i) Parent, Parent Merger Sub, the Equity Investors, the Guarantors, the Debt Financing Sources, the Preferred Equity Financing Sources or any other financing sources of Parent or Parent Merger Sub or any of the foregoing’s respective former, current or future, direct or indirect, directors, officers, employees, partners, managers, equityholders, members, stockholders, advisors, Affiliates, Representatives, successors or assigns (collectively, the “Parent Related Parties”) shall be precluded from any other remedy against the Company or the Company Related Parties, at law or in equity or otherwise relating to or arising out of this Agreement or the Transactions (including in connection with Willful and Material Breach or fraud), (ii) none of Parent or the Parent Related Parties shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of its Subsidiaries or any of their respective former, current or future, direct or indirect, directors, officers, employees, partners, managers, equityholders, members, shareholders, advisors, Affiliates or its or their respective Representatives, successors or assigns (collectively, the “Company Related Parties”) in connection with this Agreement or the Transactions, (iii) Parent’s receipt of the payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof shall constitute the sole and exclusive remedy of the Parent Related Parties for all losses and damages suffered as a result of the failure of the Transactions to be consummated (including in connection with Willful and Material Breach or fraud), and (iv) upon payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, pursuant to Section 10.3 in circumstances where such fee is properly payable pursuant to the terms thereof, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, including in connection with Willful and Material Breach or fraud (except that the Company shall also be obligated with respect to Section 10.3(d) subject to the Enforcement Costs Cap). In no event shall the Company be required to pay the Company Termination Fee or Go-Shop Termination Fee on more than one occasion or both the Company Termination Fee and Go-Shop Termination Fee and in no event shall the Company be liable for any amount in excess of the Company Termination Fee (including in connection with Willful and Material Breach or fraud).
(f)   The Company agrees that, upon any termination of this Agreement pursuant to Section 10.1 under circumstances where the Parent Termination Fee or the Debt Event of Default Termination Fee is payable by Parent pursuant to this Section 10.3 and such Parent Termination Fee or Debt Event of Default Termination Fee is paid in full, except as provided in Section 11.10, or in the case of fraud, (i) the Company Related Parties shall be precluded from any other remedy against Parent or the Parent Related Parties, at law or in equity or otherwise relating to or arising out of this Agreement or the Transactions (including in connection with Willful and Material Breach or fraud), (ii) none of the Company or the Company Related Parties shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Parent Related Parties in connection with this Agreement or the Transactions (including in connection with Willful and Material Breach or fraud), (iii) the Company’s receipt of the payment of the Parent Termination Fee or Debt Event of Default Termination Fee pursuant to Section 10.3 in circumstances where such fee is payable pursuant to the terms thereof shall constitute the sole and exclusive remedy of the Company Related Parties for all losses and damages suffered as a result of the failure of the Transactions to be consummated (including in connection with Willful and Material Breach or fraud), and (iv) upon payment of the Parent Termination Fee or Debt Event of Default Termination Fee pursuant to Section 10.3 in circumstances where such fee is payable pursuant to the terms thereof, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, including in connection with Willful and Material Breach or fraud (except that Parent and Parent Merger Sub shall also be obligated with respect to Section 10.3(d) subject to the Enforcement Costs Cap). Notwithstanding the foregoing, but subject to the last three sentences of this Section 10.3(f), it is explicitly agreed that (A) the Company shall have the rights pursuant to and subject to the terms and conditions of Section 11.10, (B) the express counterparties to the Confidentiality Agreement shall remain obligated for, and the Company shall be entitled to remedies with respect to, breaches of the Confidentiality Agreement, (C) nothing in this Section 10.3 shall limit or otherwise affect the Guarantors’ obligations under, and pursuant to the express terms and subject to the conditions of, the Guarantee and (D) Parent and Parent Merger Sub shall remain liable hereunder, and the Guarantors shall remain liable under the Guarantee, for any obligations of Parent to pay fees or expenses pursuant to Section 10.3(d) (subject to the Enforcement Costs Cap) and the expense reimbursement and indemnification obligations of Parent contained in Section 8.9. In no event (x) shall Parent be required to pay the Parent Termination Fee or Debt Event of Default Termination Fee on more than one occasion, (y) shall Parent be required to pay both the Parent Termination Fee and the Debt Event of Default Termination Fee and (z) shall Parent be liable for any amount in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee, in either case, including in connection with Willful and Material Breach or fraud. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, while the Company may pursue both (x) a grant of specific performance or other equitable relief, in each case in accordance with and subject in all respects to Section 11.10(b) and this Section 10.3(f), and (y) payment of the Parent Termination Fee under Section 10.3(c), under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to cause the Third Closing to occur or other equitable relief, on the one hand, and payment of any monetary damages whatsoever and/or the payment of all or any portion of the Parent Termination Fee and/or any of the amounts, if any, as and when due, pursuant to Section 10.3(c), on the other hand. In furtherance of the foregoing, in no event will the Company or any Company Related Party seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary reward in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee, as applicable, against Parent or any Parent Related Party (including in connection with Willful and Material Breach or fraud), and in no event will the Company or any Company Related Party be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages (including in connection with Willful and Material Breach or fraud), in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee against Parent or any Parent Related Party for, or with respect to, this Agreement, the Equity Commitment Letter, the Guarantee or the transactions contemplated hereby and thereby (including any breach by Parent, Parent Merger Sub or the Guarantors), the termination of this Agreement, the failure to consummate the Third Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure.
ARTICLE XI
MISCELLANEOUS
Section 11.1   Notices.   All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given and received (a) upon receipt when delivered by hand, (b) two Business Days after being sent by registered mail (return receipt requested) or by courier or express delivery service, (c) upon receipt if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) at 9:00 a.m. recipient’s local time on the Business Day following transmission if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party below (or to such other physical address or email address as such Party shall have specified in a written notice given to the other Parties hereto):
if to Parent or Parent Merger Sub, to:
Elk Bidco Limited
2100 McKinney Ave Suite 1500
Dallas, TX 75201
Attention:
Joshua Peck

Sixth Street Legal
Email:
[***]

[***]

with copies to (which shall not constitute notice):
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:
Elizabeth A. Cooper

Katherine Krause
Email:
[***]

[***]
if to the Company Parties, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Elizabeth DaSilva

Email:
[***]

with copies to (which shall not constitute notice):
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Audrey Taranto, General Counsel

Email:
[***]

and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:
Krishna Veeraraghavan

Benjamin M. Goodchild
Email:
[***]

[***]
and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
Attention:
Bob Juelke

Email:
[***]

Section 11.2    Non-Survival of Representations and Warranties.   None of the representations, warranties, covenants or agreements in this Agreement, or in any certificate or other writing delivered pursuant to this Agreement, shall survive the Third Effective Time or, except as otherwise provided in Section 10.2, any termination of this Agreement, as the case may be. This Section 11.2 shall not limit any covenant or agreement of the Parties that by its terms contemplates performance after the Third Effective Time.
Section 11.3    Amendments; No Waivers.
(a)   Any provision of this Agreement (including the Exhibits, Company Disclosure Schedules and Parent Disclosure Schedules hereto) may be amended or waived prior to the Third Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the

Company Parties, Parent and Parent Merger Sub, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided, however, that following the receipt of the Company Shareholder Approval, there shall be no amendment to the provisions of this Agreement that by Law would require further approval by the holders of Shares without such approval.
(b)   No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
Section 11.4    Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns; provided, however, that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Parties. Notwithstanding the foregoing, (i) Parent and Parent Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement to any of their respective Affiliates and (ii) Parent may collaterally assign its rights hereunder to any of the Debt Financing Sources; provided that no such assignment shall relieve Parent or Parent Merger Sub, as applicable, of its obligations under this Agreement; provided, further, that no such assignment shall be permitted to the extent such assignment would reasonably be expected to materially delay or materially impede the consummation of the Transactions.
Section 11.5    Governing Law; Venue; Waiver of Jury Trial.
(a)   This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any other Laws that might otherwise govern under applicable principles of conflicts of law, without giving effect to any Law, rule, or provision that would cause the application of any Law other than Delaware Law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties of any Party; (ii) the Parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the Parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.
(b)   Each Party irrevocably agrees that any Proceeding with respect to this Agreement or the Transactions or for recognition and enforcement of any judgment in respect hereof brought by any other Party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, U.S. District Court for the District of Delaware (or if jurisdiction is not then available in the U.S. District Court for the District of Delaware (but only in such event), then in any Delaware State court sitting in New Castle County) or any appellate court of any such courts, and each Party hereby irrevocably submits with respect to any Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, any claim (a) that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.
(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY

AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS (AS DEFINED IN THIS AGREEMENT). EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.5(c), (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
Section 11.6    Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received counterparts hereof signed by all of the other Parties hereto.
Section 11.7   Entire Agreement; No Third Party Beneficiaries.   This Agreement (including the Exhibits, Company Disclosure Schedules and Parent Disclosure Schedules hereto), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof; provided, however, to the extent of any conflict between the provisions of the Confidentiality Agreement and this Agreement, the terms of this Agreement shall govern. Except for the provisions of (a) the rights of the former holders of Shares to receive the Total Cash Consideration payable pursuant to Article II and the rights of the former holders of Company Restricted Shares, Company RSU Awards or Company PSU Awards and the beneficiary of the Ordinary Shares held subject to the JSOP to receive the amounts payable pursuant to Section 2.10, (b) Section 7.1 (which from and after the Third Effective Time are intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and representatives) and (c) the rights of the Parent Related Parties and the Company Related Parties pursuant to Section 10.3 and Section 11.14 hereunder, no provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the Parties hereto. The Parties further agree that the rights of third-party beneficiaries under clause (a) of the prior sentence of this Section 11.7 shall not arise unless and until the Third Effective Time occurs.
Section 11.8   Captions.   The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 11.9   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.
Section 11.10    Specific Performance.
(a)   The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, the Parties acknowledge and hereby agree that, prior to any termination of this Agreement and subject to Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d), in the event of any breach or threatened breach by Parent, Parent Merger Sub or any of the Company Parties of any of their respective obligations, covenants and agreements under this Agreement, Parent, Parent Merger Sub or the Company Parties, as applicable, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other Parties, as applicable, and to specific performance by the other Parties, as applicable, of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other Parties, as applicable, under this Agreement (including compliance by the Company with Section 10.1(d)(v)), without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time, subject to the limitations on remedies set forth in this Agreement, including Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d); provided, that, under no circumstances shall any of the Company Parties be permitted or entitled to receive both the payment of monetary damages of any kind (including the Parent Termination Fee or the Debt Event of Default Termination Fee) and a grant of specific performance.
(b)   Notwithstanding Section 11.10(a) or anything in this Agreement or otherwise to the contrary, and subject in all respects to Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d), the Parties hereby further acknowledge and agree that, prior to the earlier of the Third Effective Time and the termination of this Agreement, the Company Parties shall solely be entitled to specific performance to enforce Parent and Parent Merger Sub’s obligations to cause the Equity Investors to fund the Equity Financing and to cause Parent or Parent Merger Sub to consummate the Transactions, including to effect the Third Closing in accordance with Section 2.4, on the terms and subject to the conditions in this Agreement, if and only if, (i) all conditions in Section 9.1 and Section 9.2 (other than those conditions that by their terms are to be satisfied at the Third Closing, but subject to the fulfillment of those conditions at the Third Closing; provided, that such conditions are capable of being satisfied if the Third Closing were to occur at such time) have been and continue to be satisfied, (ii) the Debt Financing (or, if Alternative Debt Financing is being used in accordance with Section 8.9, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Debt Financing have been satisfied and the full amount of the Debt Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Debt Financing has not been funded and will not be funded at the Third Closing for any reason (including a breach of Section 8.9), the Company Parties shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing pursuant to this Section 11.10(b)), (iii) the Preferred Equity Financing (or, if Alternative Preferred Equity Financing is being used in accordance with Section 8.9, the financing to be made available pursuant to the commitments with respect thereto) has been received by Parent in full in accordance with the terms thereof, or all of the conditions to the Preferred Equity Financing have been satisfied and the full amount of the Preferred Equity Financing is available to be funded at the Third Closing if the Equity Financing is funded at the Third Closing (provided, that, if the Preferred Equity has not been funded and will not be funded at the Third Closing for any reason (including a breach of Section 8.9), the Company shall not be entitled to enforce Parent’s and Parent Merger Sub’s obligation to consummate the Transactions and the Equity Investors’ obligation to provide the Equity Financing pursuant to this Section 11.10(b), (iv) Parent has failed to consummate the Third Closing on the date when it would be required under Section 2.4 and (iv) the Company has irrevocably confirmed in writing to Parent that (A) if specific performance were granted and the Financing were funded, then the Third Closing would occur substantially simultaneously with the drawdown of the Equity Financing, the Debt Financing and the Preferred Equity Financing (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (B) the Company is prepared, willing and able to effect the Third Closing and the other Transactions. For the avoidance of doubt, while the Company Parties may pursue both (x) a grant of specific performance or other equitable relief, in each case in accordance with and subject in all respects to this Section 11.10(b) and Section 10.3(f), and (y) payment of the Parent Termination Fee under Section 10.3(c), under no circumstances shall the Company Parties be permitted or entitled to receive both a grant of specific performance to cause the Third Closing to occur or other equitable relief, on the one hand, and payment of any monetary damages whatsoever and/or the payment of all or any portion of the Parent Termination Fee and/or the Debt Event of Default Termination Fee and/or any of the amounts, if any, as and when due, pursuant to Section 10.3(c), on the other hand; provided, however, that in no event shall the Company be permitted or entitled to receive aggregate monetary damages in excess of the Parent Termination Fee or the Debt Event of Default Termination Fee.

(c)   Subject to the limitations on remedies set forth in this Section 11.10, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or in Law or in equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise at any time of any other remedy.
(d)   Subject to Section 10.3(b), Section 10.3(f) and Section 11.10(b), the Company Parties, on the one hand, and Parent and Parent Merger Sub, on the other hand, hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order in accordance with and subject to the limitations of this Section 11.10 (including Section 11.10(b)) to prevent or restrain breaches or threatened breaches of this Agreement by the Company Parties or Parent, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements of the Company Parties or Parent, as applicable under this Agreement, in each case, prior to the Third Closing. Subject in all respects to Section 10.3(c), Section 10.3(f), Section 11.10(b), and Section 11.10(d) (including, in each case, the limitations set forth therein), the parties further agree that (i) by seeking the remedies provided for in this Section 11.10, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement, the Equity Commitment Letter, the Debt Commitment Letter, the Preferred Equity Commitment Letter or the Guarantee and (ii) nothing set forth in this Section 11.10 shall require any party to institute any Proceeding for specific performance under this Section 11.10 prior to or as a condition to exercising any termination right under Article X, nor shall the commencement of any Proceeding pursuant to this Section 11.10 or anything set forth in this Section 11.10 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article X or pursue any other remedies under this Agreement, the Equity Commitment Letters, the Debt Commitment Letters, the Preferred Equity Commitment Letter or the Guarantee that may be available then or thereafter (subject to the terms and conditions set forth herein and therein).
Section 11.11   Debt and Equity Financing Sources.   Notwithstanding anything in this Agreement to the contrary, each of the Parties on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action (whether in Law or in equity, whether in Contract or in tort or otherwise), involving the Debt Financing Sources Related Parties or the Preferred Equity Financing Sources Related Parties, arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Fee Letter, the Debt Financing Agreements, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Fee Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in New York County and any appellate court thereof (each such court, the “Subject Courts”) and each party irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such Subject Courts and agrees that any such dispute shall be governed by, and construed in accordance with, the Laws of the State of New York, except as otherwise set forth in the Debt Commitment Letter and/or the Preferred Equity Commitment Letter, including with respect to (i) the interpretation of the definition of Company Material Adverse Effect (and whether or not a Company Material Adverse Effect has occurred), (ii) the determination of the accuracy of any “specified acquisition agreement representation” (as such term or similar term is defined in the Debt Commitment Letter and/or the Preferred Equity Commitment Letter) and whether as a result of any inaccuracy thereof Parent or any of its Affiliates has the right to terminate its or their obligations hereunder pursuant to Section 10.1(c)(ii) or decline to consummate the Third Closing as a result thereof pursuant to Section 9.2(b), (c) or (d) and (iii) the determination of whether the Third Closing has been consummated in all material respects in accordance with the terms hereof, which shall in each case be governed by and construed in accordance with the Delaware Law, without giving effect to any choice or conflict of Law provision or rule that would cause the application of Laws of any other jurisdiction, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against (i) the Debt Financing Sources in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court or (ii) the Preferred Equity Financing Sources in any way arising out of or relating to this

Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against (i) the Debt Financing Sources Related Parties in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder or (ii) the Preferred Equity Financing Sources Related Parties in any way arising out of or relating to this Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (e) agrees that this Agreement may not be enforced against any (i) Debt Financing Source Related Parties and none of the Debt Financing Sources Related Parties will have any liability to the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against any of the Debt Financing Sources Related Parties relating to or in any way arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, the Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder or any (ii) Preferred Equity Financing Sources Related Parties and none of the Preferred Equity Financing Sources Related Parties will have any liability to the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in Contract or in tort or otherwise), against any of the Preferred Equity Financing Sources Related Parties relating to or in any way arising out of this Agreement, the Preferred Equity Financing, the Preferred Equity Commitment Letter, the Preferred Equity Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder (provided that, nothing in this clause (e) shall limit the rights of the Second Surviving Company and its Subsidiaries against any of the Debt Financing Sources Related Parties with respect to the Debt Financing or any of the Preferred Equity Financing Sources Related Parties with respect to the Preferred Equity Financing or any of the transactions contemplated thereby or any services thereunder following the Third Closing Date), (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any (i) Debt Financing Source Related Parties or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason or (ii) Preferred Equity Financing Related Parties or the transactions contemplated hereby, any claim that is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees (i) that the Debt Financing Sources and the Preferred Equity Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions in this Section 11.11 (or the definitions of any terms used in this Section 11.11) and (ii) (A) to the extent any amendments to any provision of this Section 11.11 (or, solely as they relate to this Section 11.11, the definitions of any terms used in this Section 11.11) are materially adverse to the Debt Financing Sources, such provisions shall not be amended without the prior written consent of the Debt Financing Sources and (B) to the extent any amendments to any provision of this Section 11.11 (or, solely as they related to this Section 11.11, the definitions of any terms used in this Section 11.11) are materially adverse to the Preferred Equity Financing Sources, such provisions shall not be amended without the prior written consent of the Preferred Equity Financing Sources. Notwithstanding anything contained herein to the contrary, nothing in this Section 11.11 shall in any way affect any Party’s or any of their respective Affiliates’ rights and remedies under any binding agreement to which (a) a Debt Financing Source is a party, including the Debt Commitment Letter and (b) a Preferred Equity Financing Source is a party, including the Preferred Equity Commitment Letter.

Section 11.12   Interpretation.
(a)   Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any Party by reason of its preparation. Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted it is of no application and is hereby expressly waived, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.
(b)   Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations, limited liability companies and partnerships, and vice versa.
(c)   When a reference is made in this Agreement to Articles, Sections, Exhibits, Company Disclosure Schedules or Parent Disclosure Schedules, such reference shall be to an Article, Section, Exhibit, Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, of this Agreement unless otherwise indicated.
(d)   Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(e)   All references to “$” or dollar amounts will be to the lawful currency of the United States.
(f)   The words “the date hereof,” “the date of this Agreement” and words of similar import mean the day and year first set forth above in the preamble to this Agreement.
(g)   Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive.
(h)   The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “days” mean “calendar days” unless expressly stated otherwise.
(i)   References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively. If the date on which an action is to be taken or notice is to be given pursuant any provision of this Agreement falls on a day that is not a Business Day, such action may be taken, or notice given, on the next Business Day.
(j)   Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York, New York, unless otherwise specified.
(k)    Except with respect to any disclosure in the Company Disclosure Schedules or Parent Disclosure Schedules, any contract or instrument referred to herein means such contract or instrument as from time to time amended, modified or supplemented, including by waiver or consent.
(l)   All references to any federal, state, local or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
(m)    Except as otherwise specifically provided in this Agreement, any statute, rule or regulation defined or referred to herein means such statute as from time to time amended, supplemented or modified, including by succession of comparable successor statutes, rules or regulations, as applicable.
(n)    References to a person are also to its permitted successors and assigns.
(o)    The words “made available” and words of similar import refer to documents that were delivered in person or electronically to the other Party or its Representatives or posted to the data site maintained by the disclosing Party or its Representatives in connection with the Transactions, in each case, at least 48 hours prior to the execution of this Agreement and, for the avoidance of doubt, include any form, report, schedule, registration statement, proxy statement and other document filed or furnished by the disclosing Party or its Subsidiaries with the SEC and publicly available on EDGAR, including as an exhibit, prior to the date of this Agreement.
Section 11.13   No Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto (or parties to the Guarantee, Equity Commitment Letter or Confidentiality Agreement, to the extent and subject to the terms expressly set forth therein) and no Parent Related Parties (other than (i) Parent and Parent Merger Sub and (ii) the Guarantors to the extent and subject to the terms expressly set forth in the Guarantee or Equity Commitment Letter) shall have any liability for any obligations or liabilities of the parties to this Agreement (whether for indemnification or otherwise) or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any oral representations made or alleged to be made in connection herewith. The Company (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) agrees that it shall not institute, and shall not permit any Company Related Parties or its or their respective Representatives to bring, make or institute any action, claim, proceeding (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise, at law or in equity) arising under or in connection with this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby against any of the Parent Related Parties and that none of the Parent Related Parties shall have any liability or obligations (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise) to the Company, its Subsidiaries or any Company Related Parties or any of its or their respective Representatives or Affiliates (or any Person claiming by, through or on behalf of such Persons) or any of their respective successors, heirs or representatives thereof arising out of or relating to this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby, other than, in each case, Parent and Parent Merger Sub to the extent provided herein, Sixth Street Partners, LLC pursuant to the Confidentiality Agreement or the Guarantors pursuant to the Guarantee or the Equity Commitment Letter (to the extent and subject to the terms provided therein). Without limiting the generality of the foregoing, to the maximum extent permitted or otherwise conceivable under applicable Law (and subject only to the specific contractual provisions of this Agreement or agreement executed or delivered in connection herewith), the Company (on behalf of itself and the Company Related Parties and any Person claiming by, through or on behalf of such Persons) hereby waives, releases and disclaims any and all rights in respect of any such actions, claims, proceedings, obligations and liabilities.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
ENSTAR GROUP LIMITED
By:
/s/ Dominic F. Silvester

Name:
Dominic F. Silvester

Title:
Chief Executive Officer

DEER LTD.
By:
/s/ Elizabeth DaSilva

Name:
Elizabeth DaSilva

Title:
Director

DEER MERGER SUB LTD.
By:
/s/ Elizabeth DaSilva

Name:
Elizabeth DaSilva

Title:
Director

[Signature Page to Agreement and Plan of Merger]

ELK MERGER SUB LIMITED
By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Authorized Signatory

ELK BIDCO LIMITED
By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Authorized Signatory

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A
Certain Definitions
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement; or (ii) executed, delivered and effective after the execution and delivery of this Agreement, in either case (A) containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives) that receives non-public information of or with respect to the Company and its Subsidiaries to keep such information confidential, (B) other than with respect to immaterial provisions, containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the Confidentiality Agreement and (C) that does not prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with, Section 8.4 or provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses.
“Acquisition Proposal” means any offer or proposal from a third party to engage in an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving: (i) any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons, whether from the Company or any other Person(s), of securities representing more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such tender or exchange offer; (ii) any direct or indirect purchase, license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets constituting or accounting for more than 15% of the consolidated assets, revenue or net income of the Company and its Subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or (iii) any merger, amalgamation, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons would hold securities representing more than 15% of the total outstanding equity securities of the Company (by vote or economic interests) after giving effect to the consummation of such transaction.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise; provided, however, that, other than for purposes of the final sentence in Section 8.3, Section 10.3, Section 11.4, Section 11.7 and Section 11.13 and the definitions of “Burdensome Condition”, “Parent Investor” and “Parent Related Parties”, an “Affiliate” of the Parent or Parent Merger Sub shall be deemed not to include (i) any investment fund or investment vehicle, managed account or other managed asset, that is affiliated with, or managed or advised by, Parent or Parent Merger Sub or Parent Investor, or any affiliate or general partner, trustee, nominee, manager or adviser of Parent or Parent Merger Sub or Parent Investor and/or (ii) any portfolio company (as such term is commonly understood in the private equity industry) or subsidiary or similar investment of any of the foregoing.
“Aggregate First Merger Amount” has the meaning set forth in the recitals.
“Agreement” has the meaning set forth in the preamble.
“Alternative Acquisition Agreement” has the meaning set forth in Section 8.4(b).
“Alternative Debt Financing” has the meaning set forth in Section 8.9(a).

“Alternative Financing” has the meaning set forth in Section 8.9(a).
“Alternative Preferred Equity Financing” has the meaning set forth in Section 8.9(a).
“Ancillary Agreements” means the Statutory Merger Agreements, Guarantee, Equity Commitment Letter, Debt Commitment Letter, Preferred Equity Commitment Letter and the Rollover and Support Agreements.
“Antitrust Laws” has the meaning set forth in Section 8.1(c).
“Appraisal Withdrawal” has the meaning set forth in Section 2.11(c).
“Appraised Fair Value” has the meaning set forth in Section 2.11(a).
“beneficial ownership” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.
“Bermuda Companies Act” means the Companies Act 1981 of Bermuda.
“Board Recommendation” has the meaning set forth in the recitals.
“Board Recommendation Change” has the meaning set forth in Section 8.4(e).
“Book-Entry Shares” has the meaning set forth in Section 2.7(b).
“Burdensome Condition” has the meaning set forth in Section 8.1(e).
“Business Day” means any day other than (a) a Saturday or a Sunday, (b) a day on which commercial banks in New York City or Bermuda are closed, (c) a day on which the Registrar is closed or (d) any day on which EDGAR is not open to accept filings.
“Cap Amount” has the meaning set forth in Section 7.1(c).
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act as signed into law by the President of the United States on March 27, 2020, and any administrative or other guidance published with respect thereto by any Governmental Entity (including IRS Notices 2020-22 and 2020-65), or any other Law or executive order or executive memorandum (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020, Section 13(3) of the Federal Reserve Act, the American Rescue Plan Act of 2021 (Pub. L. No. 117-2), the Families First Act, and the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability Protection, and Schools Act) intended to address the consequences of COVID-19 (in each case, including any comparable provisions of state, local or non-U.S. Law and including any related or similar orders or declarations from any Governmental Entity) and any extension of, amendment, supplement, correction, revision or similar treatment to any provision of the CARES Act contained in the Consolidated Appropriations Act, 2021, H.R. 133 or any other Law or executive order or executive memoranda.
“Certificate” has the meaning set forth in Section 2.7(b).
“Certificate of Merger” has the meaning set forth in Section 2.3(b).
“Closing” means the First Closing, the Second Closing or the Third Closing, as applicable.
“Closing Date” means the First Closing Date, the Second Closing Date or the Third Closing Date, as applicable.
“Code” means the United States Internal Revenue Code of 1986.
“Company” has the meaning set forth in the preamble.
“Company 10-K” means the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2023.
“Company Balance Sheet” means that balance sheet of the Company dated as of December 31, 2023 contained in the Company 10-K.

“Company Balance Sheet Date” means December 31, 2023.
“Company Benefit Plan” means any employment, consulting, severance, change in control or similar agreement applicable to any director, employee or individual independent contractor of the Company or any of its Subsidiaries, and each other plan, policy, agreement or arrangement, including any “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), providing for compensation, bonuses, commissions, retention benefits, profit-sharing, stock option, restricted stock, stock appreciation right or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health and welfare benefits, death benefits, disability benefits, severance benefits, change in control benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) that is sponsored, maintained, administered or contributed to (or is required to be contributed to) by the Company or its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability, contingent or otherwise; provided, however, that no plan, policy, agreement or arrangement that is (x) sponsored or maintained by any Governmental Entity or (y) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), in either case, shall be considered a Company Benefit Plan.
“Company Board” has the meaning set forth in the recitals.
“Company Bye-Law Amendments” means the First Company Bye-Law Amendment and the Second Company Bye-Law Amendment set forth on Schedule D.
“Company Bye-Laws” has the meaning set forth in Section 4.1(a).
“Company Capital Stock” has the meaning set forth in Section 4.5(a).
“Company Charter” has the meaning set forth in Section 4.1(a).
“Company Deferred Compensation Plan” means the Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, effective as of January 1, 2015.
“Company Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article IV.
“Company Employee” has the meaning set forth in Section 6.2(a).
“Company ESPP” means the Amended and Restated Enstar Group Limited Employee Share Purchase Plan.
“Company Incentive Plan” has the meaning set forth in Section 6.2(c).
“Company Insurance Approvals” has the meaning set forth in Section 4.3.
“Company Intellectual Property” means any material Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Leases” has the meaning set forth in Section 4.17(b).
“Company Material Adverse Effect” means any event, circumstance, occurrence, fact, development, change or effect (each, an “Effect”) that, individually or in the aggregate, (a) would reasonably be expected to prevent or materially delay any Company Party’s ability to consummate the Transactions or (b) has had, or would reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, operations, assets and liabilities (considered together) of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect for purposes of clause (b) above: (i) any changes in general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction (including any changes in the value of the Investment Assets resulting therefrom); (ii) any changes, events or conditions generally affecting the industries in which the Company and its Subsidiaries operate (including changes to interest rates, general market prices and regulatory changes affecting such industries); (iii) acts of war (whether or not declared), civil disobedience, hostilities, cyberattacks, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or other outbreaks of diseases or quarantine restrictions) or epidemics or any Law issued by a Governmental Entity, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews, limitations on gathering or other restrictions that arise out of an epidemic, pandemic, outbreak of illness (including COVID-19) or other public health event or any change in such Law or interpretation thereof or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, whether or not caused by any Person, or other similar force majeure events, including any worsening of such conditions existing as of the date of this Agreement; (iv) the negotiation, execution, public announcement, pendency or consummation of the Mergers or the other Transactions, including compliance with the express terms of any obligation, covenant or agreement under this Agreement; (v) any steps expressly required to be taken or omitted to be taken pursuant to this Agreement, (vi) any action taken or omitted to be taken by the Company at the prior written request or with the prior written consent of Parent or Parent Merger Sub or to the extent Parent unreasonably fails to give consent after written request from the Company pursuant to Section 6.1; (vii) the identity of Parent or Parent Merger Sub or the Equity Investors; (viii) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in applicable Law or in GAAP, SAP or in accounting standards (including changes prescribed or permitted by the applicable insurance regulatory authorities and accounting pronouncements by the SEC, the NAIC and the Financial Accounting Standards Board) or any changes in the interpretation or enforcement of any of the foregoing after the date hereof; (ix) any decline, in and of itself, in the market price, or change in trading volume, of the Company’s Capital Stock; (x) any failure, in and of itself, to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, premiums written, cash flow, cash position or other financial performance or result (provided that the underlying causes of such failure may, to the extent not otherwise excluded by this definition, be considered in determining whether there has been a Company Material Adverse Effect); or (xi) any change or development in the credit, financial strength or other rating of the Company, any of its Subsidiaries or its outstanding debt (it being understood that, in respect of each of clauses (ix), (x) and (xi), the underlying facts or occurrences giving rise or contributing to such decline or failure may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts or occurrences are not otherwise excluded from being taken into account pursuant to this definition in determining whether there has been a Company Material Adverse Effect); provided, however, that, in the case of clauses (i), (ii), (iii) and (viii), solely to the extent the impact on the Company and its Subsidiaries, taken as a whole, is disproportionately adverse compared to the impact on other companies operating in the industries in which the Company and its Subsidiaries operate, the incrementally disproportionate impact or impacts shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.
“Company Measurement Date” has the meaning set forth in Section 4.5(a).
“Company Merger Sub” has the meaning set forth in the recitals.
“Company Merger Sub Board” has the meaning set forth in the recitals.
“Company PSU Award” has the meaning set forth in Section 2.10(a)(iii).
“Company Related Parties” has the meaning set forth in Section 10.3(e).
“Company Restricted Share” has the meaning set forth in Section 2.10(a)(i).
“Company RSU Award” has the meaning set forth in Section 2.10(a)(ii).
“Company SEC Documents” has the meaning set forth in Section 4.6(a).
“Company Securities” has the meaning set forth in Section 4.5(a).
“Company Shareholder Approval” has the meaning set forth in Section 4.2(b).
“Company Shareholders Meeting” has the meaning set forth in Section 8.2(b).

“Company Stock Plan” means any equity or equity-based plan (other than the Company ESPP) that is sponsored or maintained by the Company or any of its Subsidiaries (including the Enstar Group Limited Amended and Restated 2016 Equity Incentive Plan).
“Company Terminable Breach” has the meaning set forth in Section 10.1(c)(ii).
“Company Termination Fee” means $145,000,000.
“Confidentiality Agreement” means the Amended and Restated Mutual Nondisclosure Agreement, dated as of April 14, 2024, between the Company and Sixth Street Partners, LLC.
“Consent” means any filing, notice, report, registration, approval, consent, ratification, permit, permission, waiver, expiration of waiting periods or authorization.
“Contract” has the meaning set forth in Section 4.18(a).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemics or disease outbreaks.
“Creditors’ Rights” has the meaning set forth in Section 4.2(a).
“De Minimis Inaccuracies” means any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company, which, for purposes of Section 4.5(a) of this Agreement, shall have the meaning set forth on paragraph (a) Schedule A of the Company Disclosure Schedules and for purposes of Section 6.1(c), shall have the meaning set forth on paragraph (b) of Schedule A of the Company Disclosure Schedules.
“Debt Commitment Letter” has the meaning set forth in the recitals.
“Debt Event of Default” means (i) a Specified Debt Event of Default or (ii) any other “Event of Default” (or any equivalent term in the applicable Existing Credit Agreement) under any Existing Credit Agreement, other than any such “Event of Default” (or any equivalent term in the applicable Existing Credit Agreement) that results solely from a “change of control” resulting from the consummation of the Transactions.
“Debt Event of Default Termination Fee” means $96,500,000.
“Debt Financing” has the meaning set forth in the recitals.
“Debt Financing Agreements” has the meaning set forth in Section 8.9(a).
“Debt Financing Fee Letter” has the meaning set forth in the recitals.
“Debt Financing Sources” means the Persons (including each agent and arranger) party to the Debt Commitment Letter (other than Parent or any of its Affiliates); provided that, in the event that any additional Commitment Party (as defined in the Debt Commitment Letter) is added as a party to the Debt Commitment Letter after the date hereof, the term “Debt Financing Sources” shall include each such institution; provided, further, that the term “Debt Financing Sources” shall include each institution to any debt commitment letter or similar agreement for any alternative debt financing or replacement financing entered into in accordance with the terms of this Agreement.
“Debt Financing Sources Related Parties” means the Debt Financing Sources, and their respective Affiliates and such Debt Financing Source’s and their respective Affiliates’ officers, directors, employees, controlling persons, agents, advisors, attorneys and representatives and their respective permitted successors and permitted assigns.
“Delaware Law” has the meaning set forth in Section 11.5(a).
“Dissenting Shares” means Shares held by a holder of Ordinary Shares, New Ordinary Shares, Preferred Shares, Second Surviving Company Ordinary Shares or the preferred shares of the First Surviving Company or Second Surviving Company who (i) did not vote in favor of the any of the Mergers in respect of which they had a right vote upon, (ii) complied with all of the provisions of the Bermuda Companies Act concerning the right of such holders to require appraisal of such Shares, as applicable, pursuant to the Bermuda Companies Act and (iii) did not effect an Appraisal Withdrawal.
“Domiciliary Department of Insurance” means the insurance regulatory authority of the domiciliary jurisdiction of the applicable Insurance Company.
“Economic Sanctions/Trade Laws” means export and import controls and antiboycott Laws and regulations administered or enforced by the United States, the European Union and its member states, the United Kingdom, or the United Nations Security Council, and all equivalent Laws, regulations and orders administered by the relevant authorities in other applicable jurisdictions.
“EDGAR” has the meaning set forth in Section 4.6(a).
“Effect” has the meaning set forth in the definition of Company Material Adverse Effect.
“Effective Time” means the First Effective Time, the Second Effective Time or the Third Effective Time, as applicable.
“Encumber” has the meaning set forth in the definition of “Encumbrances.”
“Encumbrances” means liens, pledges, charges, defects in title, rights of way, encumbrances, hypothecations, mortgages, deeds of trust or security or adverse ownership interests (any action of correlative meaning, to “Encumber”).
“Environmental Laws” means all Laws relating to: (a) pollution, public or worker health or safety or the protection, investigation or restoration of the environment or natural resources, including the abandonment and decommissioning of facilities used in the conduct of the Company’s business (and any required funding or security with respect to such abandonment and decommissioning), (b) the handling, storage, disposal, transport, Release or threatened Release of any Hazardous Substance or (c) noise, odor, indoor air, pollution, contamination or any injury to persons or property resulting from exposure to Hazardous Substances.
“Equity Award Conversion” means the adjustment of the Company RSU Awards, Company PSU Awards and the Ordinary Shares held subject to the JSOP contemplated by Section 2.10, whereby the Ordinary Shares underlying such awards are deemed to pertain to New Ordinary Shares or the New Ordinary Shares underlying such awards are deemed to pertain to Second Surviving Company Ordinary Shares, as applicable.
“Equity Commitment Letter” has the meaning set forth in the recitals.
“Equity Financing” has the meaning set forth the recitals.
“Equity Investors” means the Persons set forth in the Equity Commitment Letter.
“ERISA” means the United States Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (regardless of whether incorporated) that would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.
“Exchange Act” means the United States Securities Exchange Act of 1934.
“Executive Interest” has the meaning set forth in the JSOP; provided that, in the event the Third Effective Time occurs prior to the JSOP Exchange Date, for purposes of calculating the Third Merger Cash Consideration, the Executive Interest shall be determined and measured after giving effect to the First Merger and the Second Merger (and applying adjustments to the Ordinary Shares subject to the JSOP, mutatis mutandis).
“Existing Credit Agreements” means the agreements set forth on Schedule C (as such agreements may be amended or otherwise modified to the extent permitted hereunder) and any agreement in respect of any refinancing or replacement of any such agreement that is permitted hereunder.

“Existing Material Credit Agreements” mean (i) the Existing Revolver, (ii) the Existing Syndicated LC Facility and (iii) each other Existing Credit Agreement under which, as of the relevant date of determination, the aggregate face amount of letters of credit issued thereunder exceeds $100,000,000.
“Existing Revolver” means that certain Amended and Restated Revolving Credit Agreement, dated as of May 30, 2023, by and among the Company and certain of its Subsidiaries, National Australia Bank Limited, Wells Fargo Bank, National Association and each of the lenders party thereto, and the facilities and letters of credit described therein and issued thereunder.
“Existing Syndicated LC Facility” means that certain Amended and Restated Letter of Credit Facility Agreement, dated as of July 28, 2023, by and among the Company and certain of its Subsidiaries, National Australia Bank Limited, The Bank of Nova Scotia and each of the lenders party thereto, and the facilities and letters of credit described therein and issued thereunder.
“Final Exercise Date” has the meaning set forth in Section 2.10(a)(viii).
“Financial Advisor” has the meaning set forth in Section 4.22.
“Financing” has the meaning set forth in the recitals.
“First Effective Time” has the meaning set forth in Section 2.1(b).
“First Merger” has the meaning set forth in the recitals.
“First Merger Application” has the meaning set forth in Section 2.1(b).
“First Closing” has the meaning set forth in Section 2.4.
“First Closing Date” has the meaning set forth in Section 2.4.
“First Merger Amount” means an amount in cash equal to (i) the Aggregate First Merger Amount divided by (ii) (x) the aggregate number of Ordinary Shares outstanding, on a fully diluted basis (including in such determination, without limitation, outstanding Company Restricted Shares, Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to JSOP) as of immediately prior to the Effective Time minus (y) the aggregate number of Reinvesting Shares outstanding as of immediately prior to the First Effective Time.
“First Merger Cash Consideration” has the meaning set forth in Section 2.7(a).
“First Merger Consideration” has the meaning set forth in Section 2.7(a).
“First Merger Excluded Shares” has the meaning set forth in Section 2.7(h).
“First Statutory Merger Agreement” means the First Statutory Merger Agreement substantially in the form attached hereto as Schedule A to be executed and delivered by the Company, New Company Holdco and Company Merger Sub as contemplated by the terms hereof.
“First Merger Share Consideration” has the meaning set forth in Section 2.7(a).
“First Surviving Company” has the meaning set forth in Section 2.1(a).
“First Surviving Company Reinvesting Shares” means the New Ordinary Shares held by the Reinvesting Shareholders immediately prior to the Second Effective Time.
“GAAP” means United States generally accepted accounting principles, as in effect from time to time.
“Go-Shop Period” has the meaning set forth in Section 8.4(a).
“Go-Shop Termination Fee” means $102,000,000.
“Governmental Entity” means any United States or non-United States federal, state or local or any supra-national, political subdivision, court, governmental, legislative, tax, regulatory, self-regulatory, or administrative authority, instrumentality, agency, body or commission, arbitrator, arbitral panel or other governmental authority or instrumentality, domestic or foreign or stock exchange (including, for the avoidance of doubt, Lloyd’s).
“Governmental Order” means any binding and enforceable Order entered by or with any Governmental Entity.
“group” has the meaning ascribed to such term in Section 13(d) of the Exchange Act.
“Guarantee” has the meaning set forth in the recitals.
“Guarantors” has the meaning set forth in the recitals.
“Hazardous Substance” means (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is defined, designated, identified or classified as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance or words of similar meaning under, or for which liability or standards of care are imposed by, any Environmental Law and (b) any petroleum, petroleum distillate or petroleum-derived products, radon, radioactive material or wastes, per- and polyfluoroalkyl substances, asbestos or asbestos-containing materials, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.
“HSR Act” has the meaning set forth in Section 4.3.
“Indebtedness” of any Person means, without duplication, all: (a) indebtedness created, issued or incurred by such Person for borrowed money or payment obligations issued or incurred by such Person in substitution or exchange for payment obligations for borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person (excluding trade payables incurred in the ordinary course of business consistent with past practice); (c) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; and (e) indebtedness of others as described in clauses (a) through (d) above guaranteed by such Person or any “keep well” or other agreement to maintain any financial statement condition of another Person; provided, however, that Indebtedness does not include accounts payable to trade creditors, or accrued expenses arising in the ordinary course of business consistent with past practice, in each case, that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business consistent with past practice.
“Indemnified Liabilities” has the meaning set forth in Section 7.1(a).
“Indemnified Persons” has the meaning set forth in Section 7.1(a).
“Indentures” means the Senior Indenture and the Junior Indenture.
“Insurance Companies” means, collectively, the Company’s Subsidiaries that insure or reinsure risks and that are subject to the supervision of the Insurance Regulator in their jurisdiction of domicile, and each of them, an “Insurance Company.”
“Insurance Contracts” means the insurance policies and contracts, together with all binders, slips, certificates, endorsements and riders thereto, issued or entered into by any Insurance Company prior to the Third Closing.
“Insurance Law” means all Laws applicable to the business of insurance or reinsurance or the regulation of insurance or reinsurance companies, whether federal, national, provincial, state, local, foreign or multinational, and all applicable orders and directives of, Insurance Regulators (including, for the avoidance of doubt, the Bermuda Insurance Act, 1978 (as amended) and all regulations, guidance, code of practice or conduct or rules promulgated thereunder, Lloyd’s Regulations and the handbooks of the UK Financial Conduct Authority and the UK Prudential Regulation Authority, respectively).

“Insurance Regulators” means all Governmental Entities regulating the business of insurance or reinsurance, or regulating insurance or reinsurance companies, under Insurance Laws (including, for the avoidance of doubt, the Bermuda Monetary Authority).
“Intellectual Property” means all intellectual property and other similar intangible rights in any jurisdiction, whether registered or unregistered, in and to: any patents (including all reissues, divisions, continuations, continuations-in-part and extensions thereof) and patent applications; any trademarks, trademark registrations, trademark applications, trade dress, service marks, trade names, business names and brand names, including any and all goodwill associated therewith; any copyrights, copyright registrations, copyright applications and database rights; any internet domain names and social media indicators; and any trade secrets, know-how and other proprietary information that derives independent economic value from not being generally known to the public.
“Intervening Event” has the meaning set forth in Section 8.4(f)(i).
“Investment Assets” means bonds, stocks, alternative investments, other securities, mortgage loans, real estate, joint ventures and other investments, by the Company or any of its Subsidiaries.
“Investment Guidelines” means those investment guidelines of the Company and its Subsidiaries with respect to the investment of the Investment Assets.
“IRS” means the United States Internal Revenue Service.
“JSOP” means that certain Joint Stock Ownership Agreement by and among the Company, Dominic F. Silvester and Zedra Trust Company (Guernsey) Limited dated as of January 21, 2020, as amended and restated as of July 1, 2022.
“JSOP Party” means Volume Five Limited, a company incorporated in England and Wales with company registration number 15473567, whose registered office is at Bank House, 81 St Judes Road, Englefield Green, United Kingdom, TW20 0DF.
“JSOP Vesting Date” has the meaning set forth in Section 2.10(a)(v).
“Junior Indenture” means that certain Junior Subordinated Indenture, dated as of August 26, 2020, among Enstar Finance LLC, the Company and The Bank of New York Mellon, as trustee (as supplemented by that certain First Supplemental Indenture, dated as of August 26, 2020, and that certain Second Supplemental Indenture dated as of January 14, 2022).
“knowledge” means the actual knowledge of the knowledge individuals described in the immediately following sentence, after reasonable inquiry of their respective direct reports who would reasonably be expected to have knowledge of the matter in question. For purposes of this definition, the term “knowledge individuals” means (a) in the case of the Company, the individuals listed in Section 1.1 of the Company Disclosure Schedules and (b) in the case of Parent, the individuals listed in Section 1.1 of the Parent Disclosure Schedules.
“Law” means any law, rule, regulation, ordinance, statute, code, judgment, Order, treaty, convention, or other legally enforceable requirement of any Governmental Entity, including common law.
“Legacy Plans” has the meaning set forth in Section 6.2(b).
“Lloyd’s” means the Council and Society of Lloyd’s incorporated under the Lloyd’s Act 1871 to 1982 of England and Wales.
“Lloyd’s Regulations” means the terms of the relevant premiums trust deed or other deposit arrangement as required by the bye-laws, regulations, codes of practice and mandatory directions and requirements governing the conduct and management of underwriting business at Lloyd’s from time to time and the provisions of any deed, agreement or undertaking executed, made or given for compliance with Lloyd’s requirements from time to time.
“Market Price” means, for the purposes of the JSOP and in relation to an Ordinary Share, the higher of (i) the closing price of an Ordinary Share on the day immediately prior to any date on which it is measured; and (ii) 10-day VWAP.

“Material Contract” has the meaning set forth in Section 4.18(b).
“Material IP Contract” has the meaning set forth in Section 4.19(b).
“Mergers” means the First Merger, the Second Merger and the Third Merger.
“Minority-Owned Insurance Subsidiaries” means, with respect to the Company, any Person that insures or reinsures risks and that is subject to the supervision of the Insurance Regulator in its jurisdiction of domicile and any direct or indirect parent company hereof in which the Company directly or indirectly owns or controls less than 50% and at least 10% of the securities or ownership interests.
“NAIC” means the United States National Association of Insurance Commissioners.
“NASDAQ” means the NASDAQ Stock Market.
“New Company Holdco” has the meaning set forth in the recitals.
“New Company Holdco Board” has the meaning set forth in the recitals.
“New Ordinary Share” means voting ordinary shares, par value $1.00 per share, of New Company Holdco.
“New Plans” has the meaning set forth in Section 6.2(b).
“New Series C Preferred Share” has the meaning set forth in Section 2.7(d).
“New Series D Preferred Share” has the meaning set forth in Section 2.7(e).
“New Series E Preferred Share” has the meaning set forth in Section 2.7(f).
“New Preferred Shares” means, collectively, the New Series C Preferred Shares, New Series D Preferred Shares and New Series E Preferred Shares.
“No-Shop Period Start Date” has the meaning set forth in Section 8.4(a).
“Notice Period” has the meaning set forth in Section 8.4(f)(ii)(C).
“Notified” means the receipt of initial notice of a Debt Event of Default from the applicable administrative agent or lenders in accordance with the terms of the applicable Existing Credit Agreement.
“Order” means any judgment, temporary restraining order, preliminary or permanent injunction or other order, decree or ruling in any Proceedings by or with any Governmental Entity.
“Ordinary Shares” means voting ordinary shares, par value $1.00 per share, of the Company.
“Organizational Documents” means (a) with respect to a company or corporation, the charter, memorandum of association, or articles or certificate of incorporation, as applicable, and bylaws or bye-laws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.
“other Party” means (a) when used with respect to the Company, Parent and Parent Merger Sub and (b) when used with respect to Parent or Parent Merger Sub, the Company.
“Outside Date” has the meaning set forth in Section 10.1(b)(ii).
“Outstanding 2024 Annual Bonuses” has the meaning set forth in Section 6.2(c).
“Parent” has the meaning set forth in the preamble.
“Parent Board” has the meaning set forth in the recitals.
“Parent Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article V.

“Parent Insurance Approvals” has the meaning set forth in Section 5.3.
“Parent Investor” has the meaning set forth in Section 8.1(f).
“Parent Material Adverse Effect” means any Effect that would or would reasonably be expected to, individually or in the aggregate, prevent or materially delay Parent’s or Parent Merger Sub’s ability to consummate the Transactions on or before the Outside Date.
“Parent Merger Sub” has the meaning set forth in the preamble.
“Parent Merger Sub Board” has the meaning set forth in the recitals.
“Parent Merger Sub Shareholder Approval” has the meaning set forth in Section 7.2(b).
“Parent Ordinary Share” means voting ordinary shares, par value $1.00 per share, of Parent.
“Parent Related Parties” has the meaning set forth in Section 10.3(e).
“Parent Terminable Breach” has the meaning set forth in Section 10.1(d)(iii).
“Parent Termination Fee” means $265,000,000.
“Party” and “Parties” have the respective meanings set forth in the preamble.
“Paying Agent” has the meaning set forth in Section 3.1(a).
“Payment Fund” has the meaning set forth in Section 3.1(a).
“Permit” means any permit, license, certificate, approval, certification, variation, exemption, order, consent, grant, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Law.
“Permitted Encumbrances” means:
(a)    statutory Encumbrances for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP in the balance sheet of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Documents;
(b)    mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, and similar Encumbrances granted or that arise in the ordinary course of business consistent with past practice for amounts not yet past due;
(c)    Encumbrances securing payment, or any obligation, of the Company or any of its Subsidiaries with respect to outstanding Indebtedness so long as there is no default under such Indebtedness;
(d)    Encumbrances granted in the ordinary course of business consistent with past practice in connection with the insurance or reinsurance business of the Company or any of its Subsidiaries on cash and cash equivalent instruments or other investments, including Encumbrances granted (i) in connection with (A) pledges of such instruments or investments to collateralize letters of credit delivered by the Company or any of its Subsidiaries, (B) the creation of trust funds for the benefit of ceding companies, (C) underwriting activities of the Company or any of its Subsidiaries, (D) deposit liabilities, (E) statutory deposits, (F) ordinary-course securities lending, repurchase, reverse repurchase, and short-sale transactions and (G) premium trust funds and other funds held under trust in connection with conducting the business of the Company or any of its Subsidiaries and (ii) with respect to investment securities held in the name of a nominee, custodian, depository, clearinghouse, or other record owner;
(e)    pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment insurance Laws, or similar legislation, or good faith deposits in connection with bids, tenders, Contracts, or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business consistent with past practice;
(f)    zoning, building codes, entitlement, and other land use regulations promulgated by any Governmental Entity which are not violated in any material respect;
(g)    non-exclusive licenses of Intellectual Property granted to third parties by the Company or any of its Subsidiaries;
(h)    easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business consistent with past practice and that, individually or in the aggregate, have not materially impaired, and would not be reasonably expected to materially impair, the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location;
(i)   transfer restrictions imposed by Law;
(j)   such other Encumbrances or imperfections that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property or asset affected by such Encumbrance or imperfection; and
(k)    Encumbrances that affect the underlying fee interest of any Company Leases.
“Person” means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Entity, association or unincorporated organization, or any other form of business or professional entity.
“Personal Data” has the meaning set forth in Section 4.19(f).
“Preferred Equity Commitment Letter” has the meaning set forth in the recitals.
“Preferred Equity Financing” has the meaning set forth in the recitals.
“Preferred Equity Financing Agreements” has the meaning set forth in Section 8.9(a).
“Preferred Equity Financing Fee Letter” has the meaning set forth in the recitals.
“Preferred Equity Financing Sources” means the Persons party to the Preferred Equity Commitment Letter (other than Parent or any of its Affiliates); provided that, in the event that any commitment party or financing source is added as a party to the Preferred Equity Commitment Letter after the date hereof, the term “Preferred Equity Financing Sources” shall include each such party; provided, further, that the term “Preferred Equity Financing Sources” shall include each institution to any preferred equity commitment letter or similar agreement for any alternative preferred equity financing or replacement financing entered into in accordance with the terms of this Agreement.
“Preferred Equity Financing Sources Related Parties” means the Preferred Equity Financing Sources, and their respective Affiliates and such Preferred Equity Financing Source’s and their respective Affiliates’ officers, directors, employees, controlling persons, agents, advisors, attorneys and representatives and their respective permitted successors and permitted assigns.
“Preferred Shares” means Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares.
“Privacy Policies” has the meaning set forth in Section 4.19(f).
“Pro-Rata Portion” has the meaning set forth in Section 2.10(a)(iv).
“Proceeding” means any actual or threatened claim (including a claim of a violation of applicable Law or Environmental Law), cause of action, action, audit, demand, litigation, suit, proceeding, investigation, inquiry, hearing, arbitration or other proceeding at law or in equity, in each case whether civil, criminal, administrative, investigative or otherwise, whether in contract, in tort or otherwise, and regardless of whether such claim, cause of action, action, audit, demand, litigation, suit, proceeding, investigation, inquiry, hearing, arbitration or other proceeding results in a formal civil or criminal litigation or regulatory action.
“Prohibited Debt Financing Amendments” has the meaning set forth in Section 8.9(a).
“Prohibited Equity Financing Amendments” has the meaning set forth in Section 8.9(a).
“Prohibited Financing Amendments” has the meaning set forth in Section 8.9(a).
“Proxy Statement” means the proxy statement filed by the Company with the SEC in connection with the Company Shareholders Meeting, including any amendments and supplements thereto.
“Registrar” has the meaning set forth in Section 2.3(b).
“Reinsurance Agreements” means the reinsurance or retrocession policies and contracts, together with all binders, slips, certificates, endorsements and riders thereto, issued or entered into by any Insurance Company as cedent, retrocedent, reinsurer or retrocessionaire prior to the Third Closing.
“Related Persons Transactions” means Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer or employee) thereof or any holder of 5% or more of the shares of Ordinary Shares (any “Related Person”), but not including any Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any wholly owned Subsidiary of the Company, on the other hand.
“Release” means any release, spill, emission, leaking, pumping, pouring, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Substances into or through the indoor or outdoor environment, including the movement of Hazardous Substances through or in the air, soil, surface water, or groundwater.
“Reinvesting Shares” means (i) all Ordinary Shares held by Parent or its affiliates and (ii) the Ordinary Shares proposed to be rolled over or reinvested pursuant to each of the Rollover and Support Agreements.
“Reinvesting Shareholders” means the holders of the Reinvesting Shares.
“Representatives” means, with respect to any Person, the officers, directors, employees, accountants, consultants, agents, legal counsel, financial advisors and other representatives of such Person.
“Required Consents” has the meaning set forth in Section 8.1(a).
“Required Funding Amount” has the meaning set forth in Section 5.7.
“Reserves” means the reserves, funds or provisions of the Company or any Insurance Company for losses, claims, premiums, policy benefits and expenses, including unearned premium reserves, reserves for incurred losses, technical reserves, allocated and unallocated loss adjustment expenses, incurred but not reported losses and loss adjustment expenses, in respect of insurance policies issued, reinsured or assumed by the Company or any Insurance Company, including under any Reinsurance Agreement.
“Rollover Participants” means each of Dominic Silvester, J. Christopher Flowers, John J. Oros 1998 Family Trust, Frazer Holdings LP, David Walsh, Hyman 2018 Family Trust and Steven D. Arnold.
“Rollover and Support Agreements” means the Rollover and Support Agreements, dated as of the date hereof, by and among Elk Topco, LLC, Elk Evergreen Investments, LLC, Elk Cypress Investments, LLC and each of the Rollover Participants.
“Sanctions Target” means: (a) any country or territory that is the target of country-wide or territory-wide Economic Sanctions/Trade Laws, including, as of the date of this Agreement, Iran, Cuba, Syria, the Crimea region of Ukraine, and North Korea; (b) a Person that is on the list of Specially Designated Nationals and Blocked Persons or any of the other sanctions persons lists published by the United States Treasury Department Office of Foreign Assets Controls, or any equivalent list of sanctioned Persons issued by the United States Department of State or the United Kingdom; (c) a Person that is located in or organized under the Laws of a country or territory that is identified as the subject of country-wide or territory-wide Economic Sanctions/Trade Laws; or (d) an entity owned 50% or more or controlled by a country or territory identified in clause (a) or person in clause (b) above.
“SAP” means, as to any Insurance Company, the statutory accounting practices prescribed or permitted by the applicable Domiciliary Department of Insurance as in effect at the relevant time, consistently applied, excluding for the avoidance of doubt, any permitted accounting practices.
“Sarbanes-Oxley Act” has the meaning set forth in Section 4.9(a).
“SEC” means the United States Securities and Exchange Commission.
“SEC Clearance Date” has the meaning set forth in Section 8.2(a).
“Second Closing” has the meaning set forth in Section 2.4.
“Second Closing Date” has the meaning set forth in Section 2.4.
“Second Effective Time” has the meaning set forth in Section 2.3(b).
“Second Merger” has the meaning set forth in the recitals.
“Second Merger Application” has the meaning set forth in Section 2.3(b).
“Second Merger Consideration” has the meaning set forth in Section 2.7(a).
“Second Merger Excluded Shares” has the meaning set forth in Section 2.8(h).
“Second Statutory Merger Agreement” means the Second Statutory Merger Agreement substantially in the form attached hereto as Schedule B to be executed and delivered by New Company Holdco and the First Surviving Company as contemplated by the terms hereof.
“Second Surviving Company” has the meaning set forth in Section 2.3(a).
“Second Surviving Company Ordinary Share” means voting ordinary shares, par value $1.00 per share, of the Second Surviving Company.
“Second Surviving Company Reinvesting Shares” means the Second Surviving Company Ordinary Shares held by the Reinvesting Shareholders immediately prior to the Third Effective Time.
“Securities Act” means the United States Securities Act of 1933.
“Senior Indenture” means that certain Senior Indenture, dated as of March 10, 2017, between the Company and The Bank of New York Mellon, as trustee (as supplemented by that certain First Supplemental Indenture, dated as of March 10, 2017, that certain Second Supplemental Indenture dated as of March 26, 2019, that certain Third Supplemental Indenture, dated as of May 28, 2019, and that certain Fourth Supplemental Indenture, dated as of August 24, 2021).
“Series C Preferred Shares” means the Company’s Series C Participating Non-Voting Perpetual Preferred Shares, par value $1.00 per share.
“Series D Preferred Shares” means the Company’s 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share.
“Series E Preferred Shares” means the Company’s 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share.
“Shares” means the Ordinary Shares, New Ordinary Shares, the Preferred Shares and New Preferred Shares, as applicable.
“Special Company PSU Awards” means the Company PSU Awards that provide for full vesting upon a change of control based on the greater of actual performance and target performance in accordance with the relevant award agreement, in each case, as set forth in Section 1.2 of the Company Disclosure Schedules.

“Specified Amendments” means amendments to each Existing Credit Agreement (i) to permit the “change of control” that would otherwise result from consummating the Transactions or (ii) as otherwise contemplated by the Debt Commitment Letter, in each case, in form and substance reasonably satisfactory to Parent and the Company; provided, that unless otherwise agreed by the Company and Parent, it is understood and agreed that the operative provisions of the Specified Amendments shall not be effective until immediately prior to the Third Closing.
“Specified Debt Event of Default” means (a) an “Event of Default” (or any equivalent term in the applicable Existing Material Credit Agreement) under (x) Section 8.01(d) of the Existing Revolver solely as it relates to Section 7.12 of the Existing Revolver or (y) any other Existing Material Credit Agreement that solely relates to any financial covenant that is substantially the same as any financial covenant contained in Section 7.12 of the Existing Revolver (b) an “Event of Default” (or any equivalent term in the applicable Existing Material Credit Agreement) under (x) clauses (a), (b), (f) (in the case of such clause (f), solely to the extent related to an “Event of Default” that is equivalent to an “Event of Default” otherwise specified in this clause (b)(x)), (g), (h) or (i) of Section 8.01 of the Existing Revolver or (y) any other Existing Material Credit Agreement that is equivalent to any “Event of Default” contained in clauses (a), (b), (f) (in the case of such clause (f), solely to the extent related to an “Event of Default” that is equivalent to an “Event of Default” otherwise specified in this clause (b)(y)), (g), (h) or (i) of Section 8.01 of the Existing Revolver.
“Statutory Merger Agreements” means the First Statutory Merger Agreements, Second Statutory Merger Agreements and the Third Statutory Merger Agreements.
“Statutory Statements” has the meaning set forth in Section 4.7(b).
“Subject Courts” has the meaning set forth in Section 11.5(a).
“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which at least one of the following is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries: (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest; provided that, solely with respect to the Company, “Subsidiary” shall include Core Specialty Insurance Holdings, Inc. for purposes of (i) Article IV (in the case of each applicable representation and/or warranty therein, qualified by the knowledge of the Company; provided that for purposes of such representations, knowledge shall not include reasonable inquiry of direct reports who would reasonably be expected to have knowledge of the matter in question) and (ii) Section 6.1 (only to the extent that the Company has an affirmative contractual consent or veto right with respect to the relevant matter thereunder and other than as a result of the Company’s contractual right to appoint a director on the board of Core Specialty Insurance Holdings, Inc. and such appointee acting in such capacity).
“Superior Proposal” means any bona fide written Acquisition Proposal that the Company Board has determined in good faith (after consultation with its financial advisor and legal counsel) (1) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing and the identity of the Person making the proposal), that the Company Board deems relevant, and (2) if consummated, would be more favorable, from a financial point of view, to the holders of Shares (in their capacity as such) than the Third Merger (taking into account any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”
“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition” or any other antitakeover statute or similar statute enacted under applicable Law.
“Tax” or “Taxes” means all United States federal, state, local or non-United States taxes, charges, fees, duties, contributions, levies or other similar assessments or liabilities, however denominated, including income, gross receipts, value added, activity, capital, capital stock, inventory, sales, use, ad valorem, transfer, franchise, profits, premium, license, withholding, payroll, employment, workers compensation, excise, penalty, estimated, alternative or add-on minimum, severance, stamp, occupation, real property, personal property or other taxes or charges of any kind whatsoever that are in the nature of or similar to a Tax, including any interest, penalties or additions to Tax.
“Tax Authority” means any Governmental Entity responsible for the assessment, determination, collection, imposition or administration of any Tax.
“Tax Returns” means any return, declaration, report, claim for refund or information return or other document, including any schedule or attachment thereto, or any amendment thereof, filed or required to be filed with any Tax Authority.
“Third Closing” has the meaning set forth in Section 2.4.
“Third Closing Date” has the meaning set forth in Section 2.4.
“Third Effective Time” has the meaning set forth in Section 2.3(b).
“Third Merger” has the meaning set forth in the recitals.
“Third Merger Application” has the meaning set forth in Section 2.3(b).
“Third Merger Cash Consideration” has the meaning set forth in Section 2.9(a).
“Third Merger Reinvesting Shareholder Consideration” has the meaning set forth in Section 2.9(b).
“Third Merger Excluded Shares” has the meaning set forth in Section 2.9(g).
“Third Statutory Merger Agreement” means the Third Statutory Merger Agreement substantially in the form attached hereto as Schedule C to be executed and delivered by the Second Surviving Company, Parent and Parent Merger Sub as contemplated by the terms hereof.
“Third Surviving Company” has the meaning set forth in Section 2.3(a).
“Total Cash Consideration” means the First Merger Cash Consideration (per Ordinary Share issued and outstanding immediately prior to the First Effective Time entitled thereto) plus the Third Merger Cash Consideration (per Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time entitled thereto). For the avoidance of doubt, the aggregate cash consideration received per each Ordinary Share issued and outstanding immediately prior to the First Effective Time, following the consummation of each of the Mergers (to the extent entitled thereto in accordance with Article II) shall be equal to $338 in the aggregate (assuming the aggregate cash consideration paid in respect of the First Merger, including pursuant to Section 2.10, equals the Aggregate First Merger Amount) and in any event shall not exceed $338.
“Transaction Litigation” has the meaning set forth in Section 8.8.
“Transactions” means (a) the execution and delivery of this Agreement and the Ancillary Agreements, (b) the First Merger, (c) the Second Merger, (d) the Third Merger and (e) the other transactions contemplated by this Agreement and the Ancillary Agreements.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, 29 U.S.C. § 2101, et seq., as amended, or any similar state or local Law.
“Willful and Material Breach” means, with respect to any Party, a material breach by such Party of any obligation, covenant or agreement hereunder that is a consequence of an act undertaken by such Party (or the failure by such Party to take an act it is required to take hereunder) with knowledge that the taking of (or failure to take) such act would, or would reasonably be expected to, cause a breach of this Agreement.

SCHEDULE A
First Statutory Merger Agreement

A-1

SCHEDULE B
Second Statutory Merger Agreement

B-1

SCHEDULE C
Third Statutory Merger Agreement

C-1

SCHEDULE D
Company Bye-Law Amendments

D-1

Annex B
DATED
DEER LTD.
DEER MERGER SUB LTD.
AND
ENSTAR GROUP LIMITED

STATUTORY MERGER AGREEMENT

THIS STATUTORY MERGER AGREEMENT (this “Agreement”) is dated as of
BETWEEN:
(1)
Deer Ltd., an exempted company incorporated under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“New Company Holdco”);

(2)
Deer Merger Sub Ltd., an exempted company incorporated under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“Company Merger Sub”); and

(3)
Enstar Group Limited, an exempted company incorporated under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “Company”).

WHEREAS:
(A)
Company Merger Sub is a wholly owned subsidiary of New Company Holdco;

(B)
Pursuant to the Agreement and Plan of Merger by and among, New Company Holdco, Company Merger Sub, the Company, Elk Bidco Limited (the “Parent”) and Elk Merger Sub Limited (“Parent Merger Sub”) dated 29 July 2024 (the “Plan of Merger”) as amended from time to time, and subject to the terms and conditions set forth therein, (i) Company Merger Sub will merge with and into the Company (the “First Merger”) with the Company continuing as the surviving company (the “First Surviving Company”), in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company continuing as the surviving company (the “Second Surviving Company”), in accordance with the provisions of the Companies Act, and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company continuing as the surviving company (the “Third Surviving Company”), in accordance with the provisions of the Companies Act ; and

(C)
This Agreement is the First Statutory Merger Agreement referred to in the Plan of Merger.

(D)
Each of Company Merger Sub and the Company wishes to enter into this Agreement pursuant to the provisions of Part VII of the Companies Act.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:
1.
DEFINITIONS

Unless otherwise defined herein, capitalized terms shall have the same meaning as used and defined in the Plan of Merger.
2.
EFFECTIVENESS OF MERGER

2.1.
The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Plan of Merger and in accordance with the Companies Act, at the First Effective Time, Company Merger Sub shall be merged with and into the Company with the Company surviving the First Merger and continuing as the First Surviving Company and Company Merger Sub shall cease to exist and shall be struck off the register of companies in Bermuda.

2.2.
The First Surviving Company will continue to be a Bermuda exempted company under the conditions of this Agreement and the Plan of Merger.

2.3.
The First Merger shall be conditional on the satisfaction or waiver on or before the First Effective Time of each of the conditions to the First Merger identified in Article IX of the Plan of Merger and the issuance of a Certificate of Merger by the Registrar of Companies in Bermuda.

2.4.
In accordance with Section 109(2) of the Companies Act, the First Merger shall become effective at the time and date shown on the First Certificate of Merger issued by the Registrar of Companies in Bermuda (the “First Effective Time”).

2.5.
Pursuant to Section 2.1(b) of the Plan of Merger, the parties to this Agreement have agreed to request that the Registrar provides in the First Certificate of Merger that the First Effective Time of the First Merger shall be 10:00 a.m. Bermuda time (or such other time mutually agreed by the Company, New Company Holdco and Parent), on the First Closing Date.

3.
NAME OF FIRST SURVIVING COMPANY

The First Surviving Company shall be named “Enstar Group Limited”.
4.
MEMORANDUM OF ASSOCIATION

The Memorandum of Association of the Company shall become the Memorandum of Association of the First Surviving Company following the First Effective Time.
5.
BYE-LAWS

The bye-laws of the Company in effect immediately prior to the First Effective Time shall, at the First Effective Time, by virtue of the First Merger and without any further action, become the bye-laws of the First Surviving Company.
6.
DIRECTORS AND OFFICERS

6.1.
The persons whose names and addresses are set out below being the directors of Company Merger Sub in office immediately prior to the First Effective Time, shall be the Directors of the First Surviving Company until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the bye-laws of the First Surviving Company and applicable Laws:

Name	Address
Elizabeth DaSilva	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda
Robert Morgan	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda

6.2.
The officers of Company Merger Sub in office immediately prior to the First Effective Time shall be the officers of the First Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the First Surviving Company. The secretary of the First Surviving Company will be Conyers Corporate Services (Bermuda) Limited.

7.
EFFECT OF FIRST MERGER ON SHARE CAPITAL

7.1.
At the First Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each Ordinary Share issued and outstanding immediately prior to the First Effective Time (other than (i) First Merger Excluded Shares to be canceled pursuant to Section 7.8 other than any Reinvesting Shares, (ii) any Reinvesting Shares covered under Section 7.2, (iii) any Ordinary Shares covered under Section 8 (except for Company Restricted Shares, which are subject to and treated in accordance with this Section 7.1), (iv) any Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 9 and (v) to the extent the First Effective Time occurs prior to the JSOP Vesting Date, any Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 8.1(e) and Section 8.1(g) shall, by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into, per Ordinary Share, (i) the right to receive an amount in cash equal to the First Merger Amount, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 of the Plan of Merger or as may be reduced as required by applicable Law or any Governmental Entity (the “First Merger Cash Consideration”) and (ii) the number of New Ordinary Shares equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (the “First Merger Share Consideration”, and together with the First Merger Cash Consideration, the “First Merger Consideration”).
7.2.
At the First Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time shall by virtue of the First Merger and without any action on the part of any holder thereof, New Company Holdco, Company Merger Sub or the Company, be converted into, per Ordinary Share, a New Ordinary Share (the “First Merger Reinvesting Shareholder Consideration”).

7.3.
From and after the First Effective Time, all of the Ordinary Shares converted into the First Merger Consideration pursuant to Section 7.1 shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of (x) a certificate (each a “Certificate”) or (y) non-certificated Ordinary Shares represented by book entry (“Book-Entry Shares”) previously representing any such Ordinary Shares shall thereafter cease to have any rights with respect to such securities, except the First Merger Consideration and, following the Third Merger, the Total Cash Consideration to be paid in consideration therefor upon the exchange of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.1 of the Plan of Merger.

7.4.
Subject to Section 9, each Series C Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of the New Company Holdco (a “New Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.

7.5.
Subject to Section 9, each Series D Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series D Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.

7.6.
Subject to Section 9, each Series E Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco (a “New Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series E Preferred Shares, which certificate of designations shall, following the First Effective Time, continue in full force and effect as an obligation of New Company Holdco in respect of the preferred shares of New Company Holdco.

7.7.
If, at any time during the period between the date of the Plan of Merger and the First Effective Time, any class of outstanding Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the First Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 7.7 shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends, and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the First Merger Consideration.

7.8.
At the First Effective Time, all Ordinary Shares that, immediately prior to the First Effective Time, (a) are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub or the Company or (b) are held in treasury of the Company (such Ordinary Shares, together with the Ordinary Shares described in the preceding clause (a), the “First Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

7.9.
At the First Effective Time, the issued and outstanding ordinary shares, par value US $1.00 per share, of Company Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into one fully paid ordinary share, par value US $1.00 per share, of the First Surviving Company, which shall constitute the only issued ordinary share of the First Surviving Company immediately following the First Effective Time.

7.10.
At the First Effective Time, the New Ordinary Shares that immediately prior to the First Effective Time are owned by the Company shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

8.
EQUITY AWARDS; COMPANY ESPP

8.1.
Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:

(a)
at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 7.1;

(b)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)), and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;

(c)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;
(d)
(A) at the First Effective Time, each Company PSU Award not described in Section 8.1(c) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to Clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 8.1(d) shall terminate without consideration immediately prior to the Third Effective Time;

(e)
if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then, at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) US$205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in Section 4 of the JSOP);

(f)
if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest (as defined in the JSOP) vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;
(g)
as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request and use reasonable best efforts to cause the Trustee to, effective at the earlier of (A) the Third Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., US$1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 7.8) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;

(h)
(A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 7; and

(i)
make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.

8.2.
As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Second Surviving Company to, and the Second Surviving Company shall, pay the consideration payable pursuant to Section 8.1, net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.

9.
SHARES OF DISSENTING HOLDERS

9.1.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

9.2.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 7.4 with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 7.5 with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 7.6 with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c) of the Plan of Merger, (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) of the Plan of Merger or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) of the Plan of Merger and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure

9.3.
In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 7.

9.4.
The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares which are or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 9 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.

10.
MISCELLANEOUS

10.1.
Termination, Amendment and Waiver

(a)
This Agreement shall terminate upon the earliest to occur of: (i) agreement in writing between Parent, Parent Merger Sub and the Company at any time prior to the First Effective Time; and (ii) automatically upon termination of the Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Plan of Merger), if this Agreement is terminated pursuant to this Section then this Agreement shall terminate and there shall be no other liability between Parent and Parent Merger Sub, on the one hand, or the Company, on the other hand.

(b)
The amendment and extension; waiver provisions set out in Section 11.3 of the Plan of Merger shall apply to this Agreement mutatis mutandis.

10.2.
Entire Agreement

Except as set out in the Plan of Merger, this Agreement and any documents referred to in this Agreement constitute the entire agreement between the parties with respect to the subject matter of and the transactions referred to herein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.

10.3.
Execution in Counterparts

This Agreement may be executed in counterparts (including by facsimile or electronic mail) each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.
11.
NOTICES

Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, overnight courier service, facsimile or other electronic transmission:
if to the Company or Company Merger Sub or New Company Holdco, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:   Elizabeth DaSilva
Email:   [***]
with a copies to (which shall not constitute notice) to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:   Audrey Taranto
Email:   [***]
and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
United States of America
Attention:   Krishna Veeraraghavan
Benjamin M. Goodchild
Email:   [***]
and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
United States of America
Attention:   Bob Juelke
Email:   [***]

12.
GOVERNING LAW AND JURISDICTION

The terms and conditions of this agreement and the rights and obligations of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suite, action arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this agreement and waive any objection to Proceedings in courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.
EXECUTED for and on behalf of
Deer Ltd.
By:
Name:
Title:
EXECUTED for and on behalf of
Deer Merger Sub Ltd.
By:
Name:
Title:
EXECUTED for and on behalf of
Enstar Group Limited
By:
Name:
Title:

Annex C
DATED
DEER LTD.
AND
ENSTAR GROUP LIMITED

STATUTORY MERGER AGREEMENT

THIS STATUTORY MERGER AGREEMENT (this “Agreement”) is dated as of
BETWEEN:
(1)
Deer Ltd., an exempted company incorporated under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“New Company Holdco”); and

(2)
Enstar Group Limited, an exempted company incorporated under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “First Surviving Company”).

WHEREAS:
(A)
The First Surviving Company is a wholly owned subsidiary of New Company Holdco;

(B)
Pursuant to the Agreement and Plan of Merger by and among, New Company Holdco, Company Merger Sub, Enstar Group Limited (the “Company”), Elk Bidco Limited (the “Parent”) and Elk Merger Sub Limited (“Parent Merger Sub”) dated 29 July 2024 (the “Plan of Merger”) as amended from time to time, and subject to the terms and conditions set forth therein, (i) New Company Holdco, Company Merger Sub merged with and into the Company (the “First Merger”) with the Company continuing as the surviving company (the “First Surviving Company”), in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company continuing as the surviving company (the “Second Surviving Company”), in accordance with the provisions of the Companies Act, and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company continuing as the surviving company (the “Third Surviving Company”), in accordance with the provisions of the Companies Act ; and

(C)
This Agreement is the Second Statutory Merger Agreement referred to in the Plan of Merger.

(D)
Each of New Company Holdco and the First Surviving Company wishes to enter into this Agreement pursuant to the provisions of Part VII of the Companies Act.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:
1.
DEFINITIONS

Unless otherwise defined herein, capitalized terms shall have the same meaning as used and defined in the Plan of Merger.
2.
EFFECTIVENESS OF MERGER

2.1.
The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Plan of Merger and in accordance with the Companies Act, at the Second Effective Time, New Company Holdco shall be merged with and into the First Surviving Company with the First Surviving Company surviving the Second Merger and continuing as the Second Surviving Company and New Company Holdco shall cease to exist and shall be struck off the register of companies in Bermuda.

2.2.
The Second Surviving Company will continue to be a Bermuda exempted company under the conditions of this Agreement and the Plan of Merger.

2.3.
The Second Merger shall be conditional on the satisfaction or waiver on or before the Second Effective Time of each of the conditions to the Second Merger identified in Article IX of the Plan of Merger and the issuance of a Certificate of Merger by the Registrar of Companies in Bermuda.

2.4.
In accordance with section 109(2) of the Companies Act, the Second Merger shall become effective at the time and date shown on the Second Certificate of Merger issued by the Registrar of Companies in Bermuda (the “Second Effective Time”).

2.5.
Pursuant to Section 2.2(b) of the Plan of Merger, the parties to this Agreement have agreed to request that the Registrar provides in the Second Certificate of Merger that the Second Effective Time of the Second Merger shall be 10:30 a.m. Bermuda time (or such other time mutually agreed by the First Surviving Company, New Company Holdco and Parent), on the Second Closing Date.

3.
NAME OF SECOND SURVIVING COMPANY

The Second Surviving Company shall be named “Enstar Group Limited”.
4.
MEMORANDUM OF ASSOCIATION

The Memorandum of Association of the First Surviving Company shall become the Memorandum of Association of the Second Surviving Company following the Second Effective Time.
5.
BYE-LAWS

The bye-laws of the First Surviving Company in effect immediately prior to the Second Effective Time shall become the bye-laws of the Second Surviving Company following the Second Effective Time.
6.
DIRECTORS AND OFFICERS

6.1.
The persons whose names and addresses are set out below being the directors of New Company Holdco in office immediately prior to the Second Effective Time, shall be the Directors of the Second Surviving Company until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the bye-laws of the Second Surviving Company and applicable Laws:

Name	Address
Elizabeth DaSilva	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda
Robert Morgan	26 Reid Street, 4th Floor, Hamilton HM 11, Bermuda

6.2.
The officers of New Company Holdco in office immediately prior to the Second Effective Time shall be the officers of the Second Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Second Surviving Company. The secretary of the Second Surviving Company will be Conyers Corporate Services (Bermuda) Limited.

7.
EFFECT OF SECOND MERGER ON SHARE CAPITAL

7.1.
At the Second Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (i) Second Merger Excluded Shares to be canceled pursuant to Section 7.8 other than New Ordinary Shares owned by the Reinvesting Shareholders, (ii) any New Ordinary Shares covered under Section 8 and, (iii) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date, any New Ordinary Shares held subject to the JSOP at such time, which shall be treated in accordance with Section 8.1(e) and Section 8.1(g)) shall, by virtue of the Second Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or New Company Holdco, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share (the “Second Merger Consideration”).

7.2.
At the Second Effective Time, subject to the other provisions of Article II and Article III oF the Plan of Merger, each First Surviving Reinvesting Share issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders shall by virtue of the Second Merger and without any action on the part of any holder thereof, New Company Holdco or the Company, be converted into, per New Ordinary Share, a Second Surviving Company Ordinary Share.

7.3.
From and after the Second Effective Time, all of the New Ordinary Shares converted into Second Merger Consideration pursuant to Section 7.1 shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of New Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the Second Merger Consideration to be paid in consideration therefor upon the exchange of any Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1 of the Plan of Merger.
7.4.
Subject to Section 9, each New Series C Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series C Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series C Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

7.5.
Subject to Section 9, each New Series D Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series D Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series D Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

7.6.
Subject to Section 9, each New Series E Preferred Share issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company (a “Second Surviving Company Series E Preferred Share”) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the New Series E Preferred Shares, which certificate of designations shall, following the Second Effective Time, continue in full force and effect as an obligation of the Second Surviving Company in respect of the preferred shares of the Second Surviving Company.

7.7.
If at any time during the period between the First Effective Time and the Second Effective Time, any class of outstanding New Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Second Merger Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 7.7 shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Second Merger Consideration.

7.8.
At the Second Effective Time, all New Ordinary Shares that, immediately prior to the Second Effective Time, (a)are owned by Parent, Parent Merger Sub or the Company or any direct or indirect wholly owned Subsidiaries of Parent, Parent Merger Sub or the Company or (b)are held in treasury of the Company (such New Ordinary Shares, together with the New Ordinary Shares described in the preceding clause (a), the “Second Merger Excluded Shares”) shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

7.9.
At the Second Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of First Surviving Company that, immediately prior to the Second Effective Time, are owned by New Company Holdco shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

8.
EQUITY AWARDS; COMPANY ESPP

8.1.
Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:

(a)
at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 7.1;

(b)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)), and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;

(c)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;

(d)
(A) at the First Effective Time, each Company PSU Award not described in Section 8.1(c) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to Clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 8.1(d) shall terminate without consideration immediately prior to the Third Effective Time;
(e)
if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then, at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) US$205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in section 4 of the JSOP);

(f)
if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest (as defined in the JSOP) vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;

(g)
as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request and use reasonable best efforts to cause the Trustee to, effective at the earlier of (A) the Third Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., US$1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 7.8) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;
(h)
(A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 7; and

(i)
make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.

8.2.
As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Second Surviving Company to, and the Second Surviving Company shall, pay the consideration payable pursuant to Section 8.1, net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.

9.
SHARES OF DISSENTING HOLDERS

9.1.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

9.2.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 7.4 with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 7.5 with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 7.6 with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c) of the Plan of Merger, (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) of the Plan of Merger or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) of the Plan of Merger and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure

9.3.
In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 7.

9.4.
The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares which are or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 9 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.

10.
MISCELLANEOUS

10.1.
Termination, Amendment and Waiver

(a)
This Agreement shall terminate upon the earliest to occur of: (i) agreement in writing between Parent, Parent Merger Sub and the Company at any time prior to the Second Effective Time; and (ii) automatically upon termination of the Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Plan of Merger), if this Agreement is terminated pursuant to this Section then this Agreement shall terminate and there shall be no other liability between Parent and Parent Merger Sub, on the one hand, or the Company, on the other hand.

(b)
The amendment and extension; waiver provisions set out in section 11.3 of the Plan of Merger shall apply to this Agreement mutatis mutandis.

10.2.
Entire Agreement

Except as set out in the Plan of Merger, this Agreement and any documents referred to in this Agreement constitute the entire agreement between the parties with respect to the subject matter of and the transactions referred to herein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.
10.3.
Execution in Counterparts

This Agreement may be executed in counterparts (including by facsimile or electronic mail) each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

11.
NOTICES

Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, overnight courier service, facsimile or other electronic transmission:
if to the First Surviving or New Company Holdco, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Elizabeth DaSilva

Email:
[***]

with a copies to (which shall not constitute notice) to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Audrey Taranto

Email:
[***]

and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
United States of America
Attention:
Krishna Veeraraghavan
Benjamin M. Goodchild

Email:
[***]
[***]

and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
United States of America
Attention:
Bob Juelke

Email:
[***]

12.
GOVERNING LAW AND JURISDICTION

The terms and conditions of this agreement and the rights and obligations of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suite, action arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this agreement and waive any objection to Proceedings in courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.
EXECUTED for and on behalf of
Deer Ltd.
By:
Name:
Title:
EXECUTED for and on behalf of
Enstar Group Limited
By:
Name:
Title:

Annex D
DATED
ELK BIDCO LIMITED
ELK MERGER SUB LIMITED
AND
ENSTAR GROUP LIMITED

STATUTORY MERGER AGREEMENT

THIS STATUTORY MERGER AGREEMENT (this “Agreement”) is dated as of
BETWEEN:
(1)
Elk Bidco Limited, an exempted company limited by shares incorporated under the laws of Bermuda having its registered office at Park Place, 55 Par La Ville Road, Hamilton HM11, Bermuda (“Parent”);

(2)
Elk Merger Sub Limited, an exempted company limited by shares incorporated under the laws of Bermuda having its registered office at Park Place, 55 Par La Ville Road, Hamilton HM11, Bermuda (“Parent Merger Sub”); and

(3)
Enstar Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (the “Company”).

WHEREAS:
(A)
Parent Merger Sub is a wholly owned subsidiary of Parent;

(B)
Pursuant to the Agreement and Plan of Merger by and among, Parent, Parent Merger Sub, , the Company, Deer Ltd. (“New Company Holdco”) and Deer Merger Sub Ltd. (“Company Merger Sub”) dated 29 July 2024 (the “Plan of Merger”) as amended from time to time, and subject to the terms and conditions set forth therein, (i) Company Merger Sub merged with and into the Company (the “First Merger”) with the Company continuing as the surviving company (the “First Surviving Company”), in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco merged with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company continuing as the surviving company (the “Second Surviving Company”), in accordance with the provisions of the Companies Act, and (iii) as soon as practicable following the consummation of the Second Merger, Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company continuing as the surviving company (the “Third Surviving Company”), in accordance with the provisions of the Companies Act; and

(C)
This Agreement is the Third Statutory Merger Agreement referred to in the Plan of Merger; and

(D)
Each of the Second Surviving Company and Parent Merger Sub wishes to enter into this Agreement pursuant to the provisions of Part VII of the Companies Act.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:
1.
DEFINITIONS

Unless otherwise defined herein, capitalized terms shall have the same meaning as used and defined in the Plan of Merger.
2.
EFFECTIVENESS OF MERGER

2.1.
The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Plan of Merger and in accordance with the Companies Act, at the Third Effective Time (as defined below), Parent Merger Sub shall be merged with and into the Second Surviving Company with the Second Surviving Company surviving the Third Merger and continuing as the Third Surviving Company and Parent Merger Sub shall cease to exist and shall be struck off the register of companies in Bermuda.

2.2.
The Third Surviving Company will continue to be a Bermuda exempted company limited by shares under the conditions of this Agreement and the Plan of Merger.

2.3.
The Third Merger shall be conditional on the satisfaction or waiver on or before the Third Effective

Time of each of the conditions to the Third Merger identified in Article IX of the Plan of Merger and the issuance of a Certificate of Merger by the Registrar of Companies in Bermuda.
2.4.
In accordance with Section 109(2) of the Companies Act, the Third Merger shall become effective at the time and date shown on the Third Certificate of Merger issued by the Registrar of Companies in Bermuda (the “Third Effective Time”).

2.5.
Pursuant to Section 2.3(b) of the Plan of Merger, the parties to this Agreement have agreed to request that the Registrar provides in the Third Certificate of Merger that the Third Effective Time of the Third Merger shall be 11:00 a.m. Bermuda time (or such other time mutually agreed by the Third Surviving Company, Parent and the Registrar), on the Third Closing Date.

3.
NAME OF THIRD SURVIVING COMPANY

The Third Surviving Company shall be named “Enstar Group Limited”.
4.
MEMORANDUM OF ASSOCIATION

The Memorandum of Association of the Second Surviving Company shall become the Memorandum of Association of the Third Surviving Company following the Third Effective Time.
5.
BYE-LAWS

The bye-laws in the form of those bye-laws of Parent Merger Sub in effect immediately prior to the Third Effective Time shall become the bye-laws of the Third Surviving Company following the Third Effective Time except that references to the name “Elk Merger Sub Limited” shall be replaced with references to the name of the Third Surviving Company.
6.
DIRECTORS AND OFFICERS

6.1.
The persons whose names and addresses are set out below being the directors of Parent Merger Sub in office immediately prior to the Third Effective Time, shall be the Directors of the Third Surviving Company until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the bye-laws of the Third Surviving Company and applicable Laws:

Name	Address
A Michael Muscolino	1 Letterman Drive Building B, Suite B6-100 San Francisco, CA 94129, USA
Joshua Peck	1 Letterman Drive Building B, Suite B6-100 San Francisco, CA 94129, USA
Joshua Easterly	888 7th Avenue, 41st Floor, New York, NY 10106, USA

6.2.
The officers of Parent Merger Sub in office immediately prior to the Third Effective Time shall be the officers of the Third Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Third Surviving Company. The secretary of the Third Surviving Company will be Conyers Corporate Services (Bermuda) Limited.

7.
EFFECT OF THIRD MERGER ON SHARE CAPITAL

7.1.
At the Third Effective Time, subject to the other provisions of Article II and Article III of the Plan of Merger, each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (i) Third Merger Excluded Shares if canceled pursuant to Section 7.7, (ii) any Second Surviving Company Ordinary Shares covered under Section 8, (iii) any Second Surviving Company Ordinary Shares that are Dissenting Shares, which shall have only those rights set forth in Section 9 and, (iv) to the extent the Third Effective Time occurs prior to the JSOP Vesting Date, any Second Surviving Company Ordinary Share held subject to the JSOP at such time, which shall be treated in accordance with Section 8.1(e) and Section 8.1(g)) shall, by virtue of the Third Merger and without any action on the part of any holder thereof, Parent, Parent Merger Sub or the Second Surviving Company, be converted into the right to receive, per Second Surviving Company Ordinary Share, an amount in cash equal to (x)(A)(I) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 8), as of immediately prior to the Third Effective Time, minus (II) the Aggregate First Merger Amount divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 8), plus (y) (A) the aggregate cash consideration actually paid in respect of the First Merger, including pursuant to Section 8 (not to exceed the Aggregate First Merger Amount) divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis (including in such determination, without limitation, outstanding Company RSU Awards, Company PSU Awards and Ordinary Shares representing the Executive Interest held subject to the JSOP, each as adjusted pursuant to Section 8) plus (z) if applicable, any amount set forth in the True-Up Notice (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld in accordance with Section 3.3 of the Plan of Merger (the “Third Merger Cash Consideration”)
7.2.
From and after the Third Effective Time, all of the Second Surviving Company Ordinary Shares converted into Third Merger Cash Consideration pursuant to Section 7.1 shall no longer be in issuance and outstanding and shall automatically be canceled and shall cease to exist, and each holder of Second Surviving Company Ordinary Shares previously represented by Certificates or Book-Entry Shares shall thereafter cease to have any rights with respect to such securities, except the right to receive the Third Merger Consideration or the Third Merger Reinvesting Shareholder Consideration, as applicable, to be paid in consideration therefor upon the exchange of Certificate or Book-Entry Shares, as applicable, in accordance with Section 3.1 of the Plan of Merger.

7.3.
Subject to Section 9, each Second Surviving Company Series C Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series C Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.

7.4.
Subject to Section 9, each Second Surviving Company Series D Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series D Preferred Shares, which certificate of designations shall, following the Third Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.

7.5.
Subject to Section 9, each Second Surviving Company Series E Preferred Share issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Second Surviving Company Series E Preferred Shares, which certificate of designations shall, following the Third

Effective Time, continue in full force and effect as an obligation of the Third Surviving Company in respect of the preferred shares of the Third Surviving Company.
7.6.
If, at any time during the period between the Second Effective Time and the Third Effective Time, any class of issued and outstanding Second Surviving Company Ordinary Shares is changed into a different number or class of shares, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares or any stock dividend or stock distribution thereon or other similar change, with a record date during such period, then the Third Merger Cash Consideration and the Equity Award Conversion shall be appropriately equitably adjusted to reflect the effect of such change; provided, however, that (i) nothing in this Section 7.6 shall be construed to permit any Company Party to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (ii) cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Third Merger Cash Consideration.

7.7.
At the Third Effective Time, all Second Surviving Company Ordinary Shares that, immediately prior to the Third Effective Time, (a) are owned by Parent or Parent Merger Sub, or any direct or indirect wholly owned Subsidiaries of Parent or Parent Merger Sub, by the Reinvesting Shareholders or the Company, or by Elk Topco, LLC following the contribution of such share pursuant to a Rollover and Support Agreement, or (b) are held in treasury of the Second Surviving Company (such that Second Surviving Company Ordinary Shares, together with the Second Surviving Company Ordinary Shares described in the preceding clause (a), the “Third Merger Excluded Shares”) shall, at the election of Parent, either receive the Total Cash Consideration or automatically be cancelled and shall cease to exist and no consideration or distribution shall be delivered in exchange therefor.

7.8.
At the Third Effective Time, the issued and outstanding ordinary shares, par value $1.00 per share, of Parent Merger Sub issued and outstanding immediately prior to the Third Effective Time shall be converted into one fully paid ordinary share, par value $1.00 per share, of the Third Surviving Company, which shall constitute the only issued ordinary shares in the share capital of the Third Surviving Company immediately following the Third Effective Time.

8.
EQUITY AWARDS; COMPANY ESPP

8.1.
Prior to the First Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan or the JSOP, as applicable) shall adopt such resolutions as may be required and take all corporate action necessary to effect the following:

(a)
at the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements and not performance-based vesting requirements (each, a “Company Restricted Share”) that is outstanding as of the First Effective Time, whether vested or unvested, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be subject to and treated in accordance with Section 7.1;

(b)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject solely to service-based vesting requirements and not performance-based vesting requirements (including for the avoidance of doubt share units outstanding and subject to the Company Deferred Compensation Plan) (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)), and (C) at the Third Effective Time, each such Company RSU Award (giving effect to clauses (A) and (B)), whether vested or unvested, that is outstanding as of the Third Effective Time, shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time;
(c)
(A) at the First Effective Time, each restricted share unit award in respect of Ordinary Shares (including any such share unit that is payable in cash or other property, the value of which is determined with reference to the value of Ordinary Shares) subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to clause (A)) and (C) at the Third Effective Time, each such Company PSU Award (giving effect to clauses (A) and (B)) shall be canceled and be converted into the right to receive a cash payment equal to (x) the Third Merger Cash Consideration, multiplied by (y) the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award, plus (z) an amount equal to the First Merger Cash Consideration multiplied by the total number of Second Surviving Company Ordinary Shares subject to such vested, but unsettled, Company PSU Award immediately prior to the First Effective Time;

(d)
(A) at the First Effective Time, each Company PSU Award not described in Section 8.1(c) above shall automatically be deemed to pertain to a restricted share unit award in respect of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions, (B) at the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions (including the same number of underlying shares, as adjusted pursuant to Clause (A)) and (C) at the Third Effective Time, a portion of each such Company PSU Award (the “Pro-Rata Portion”) equal to the product of the number of Second Surviving Company Ordinary Shares that would have vested assuming actual performance, multiplied by a fraction, the numerator of which is the number of days elapsed in the performance period for such award as of the Third Effective Time and the denominator of which is the total number of days in the performance period for such award (without giving effect to any provision that would provide for accelerated vesting) shall be deemed to be fully vested and non-forfeitable (to the extent not previously vested) and shall be canceled and shall be converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the Pro-Rata Portion, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time, and the remaining portion of such unvested Company PSU Award shall be canceled and forfeited and; provided, however, that, for the purposes of any unvested Special Company PSU Awards, consistent with the Company Stock Plan and award agreement applicable to such Special Company PSU Award, the “Pro-Rata Portion” shall be equal to 100% of the number of Second Surviving Company Ordinary Shares that would have vested assuming the performance underlying such Special Company PSU Award at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time (as determined in the good faith discretion of the human resources and compensation committee of the Company Board, which determination shall be effective as of the Effective Time). For the avoidance of doubt, any Company PSU Award that does not vest in accordance with this Section 8.1(d) shall terminate without consideration immediately prior to the Third Effective Time;

(e)
if the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”), or, if later, the date on which the interests are exchanged under clause 8 of the JSOP (the “JSOP Exchange Date”) then, at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist, and shall be converted into the aggregate right for the (I) JSOP Party to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus (y) US$205.89, multiplied by the total number of Ordinary Shares held subject to the JSOP and (II) Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in Section 4 of the JSOP);

(f)
if the First Effective Time occurs after the JSOP Vesting Date and the Executive Interest (as defined in the JSOP) vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the Executive Interest that vested on the JSOP Vesting Date (for the avoidance of doubt, taking into account the performance condition set out in the JSOP) if the Market Price on that date had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the Executive Interest on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any Tax Authority with respect to income tax, employee social security or similar amounts by the Third Surviving Company or any Subsidiary of the Third Surviving Company in connection with such payment;

(g)
as soon as reasonably practicable following the date hereof and not less than ten (10) Business Days prior to the earlier of (A) the First Effective Time and (B) the JSOP Vesting Date, the Company shall request and use reasonable best efforts to cause the Trustee to, effective at the earlier of (A) the Third Effective Time and (B) immediately following the JSOP Exchange Date, transfer the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP) to the Company for the same consideration paid by the Trustee when it subscribed for its interest in such Ordinary Shares (i.e., US$1 per Ordinary Share), which Ordinary Shares shall be held in treasury of the Company (subject to Section 7.7) or otherwise cancelled without consideration and that the Trustee apply the consideration for such Ordinary Shares to repay, to the fullest extent possible, the loan outstanding between the Trustee and the Company, following which the Company shall write-off the remaining balance of such loan;

(h)
(A) all offering periods under the Company ESPP shall be terminated as of August 31, 2024 (the “Final Exercise Date”); (B) the Company ESPP shall be terminated as of the Final Exercise Date, subject to the Third Closing; and (C) each outstanding right under the Company ESPP on the Final Exercise Date shall be caused to be exercised as of such date for the purchase of Ordinary Shares in accordance with the terms of the ESPP and any outstanding Ordinary Shares obtained through the exercise of such outstanding right shall be treated as set forth in Section 7; and

(i)
make such other changes to the Company Stock Plan, the JSOP and the Company ESPP as the Company and Parent may agree in writing are appropriate to give effect to the First Merger, the Second Merger and the Third Merger.

8.2.
As soon as reasonably practicable after the Third Effective Time (but in no event later than five Business Days following the Third Effective Time), or such time that is otherwise required by applicable Law, Parent shall cause the Third Surviving Company to, and the Third Surviving Company shall, pay the consideration payable pursuant to Section 8.1, net of any applicable withholding Taxes or deductions required under any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, to the Persons entitled to receive such consideration through, the Second Surviving Company’s payroll; provided, however, that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, the Second Surviving Company shall use commercially reasonable efforts to make such payments on the earliest date that payment would not trigger such Tax or penalty.

9.
SHARES OF DISSENTING HOLDERS

9.1.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Ordinary Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive the First Merger Consideration (provided that, from and after the Third Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) the Total Cash Consideration) and any holder of such Dissenting Shares shall, in the event that the fair value of such a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than such foregoing amounts in respect of the Ordinary Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

9.2.
At the First Effective Time, all Dissenting Shares that are Shares held by holders of Preferred Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive (i) the preferred shares of New Company Holdco as described in Section 7.3 with respect to Series C Preferred Shares, (ii) the preferred shares of New Company Holdco as described in Section 7.4 with respect to Series D Preferred Shares or (iii) the preferred shares of New Company Holdco as described in Section 7.5 with respect to Series E Preferred Shares (provided that, from and after the Effective Time, such Dissenting Shares shall instead be converted into the right to receive (without duplication) (i) the preferred shares of the Third Surviving Company as described in Section 2.9(c) of the Plan of Merger, (ii) the preferred shares of the Third Surviving Company as described in Section 2.9(d) of the Plan of Merger or (iii) the preferred shares of the Third Surviving Company as described in Section 2.9(e) of the Plan of Merger and any holder of such Dissenting Shares shall, in the event that the Appraised Fair Value is greater than such foregoing amounts in respect of the Preferred Shares, be entitled to receive such difference from the Third Surviving Company by payment made within thirty (30) days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure

9.3.
In the event that a holder effectively withdraws or otherwise waives any right to appraisal or fails to comply with Section 106(6) of the Companies Act (an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 7.

9.4.
The Company or New Company Holdco, as applicable, shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares which are or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company or New Company Holdco, as applicable, in any settlement negotiations and proceedings with respect to any demands for appraisal under the Companies Act. The Company and New Company Holdco respectively shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Companies Act. Payment of any amount payable to holders of Dissenting Shares in respect of their treatment in the Third Merger after the Third Effective Time in accordance with the terms of this Section 9 or pursuant to applicable Law shall be the obligation of the Third Surviving Company.

10.
MISCELLANEOUS

10.1.
Termination, Amendment and Waiver

(a)
This Agreement shall terminate upon the earliest to occur of: (i) agreement in writing between Parent, Parent Merger Sub and the Company at any time prior to the Third Effective Time; and (ii) automatically upon termination of the Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Plan of Merger), if this Agreement is terminated pursuant to this Section then this Agreement shall terminate and there shall be no other liability between Parent and Parent Merger Sub, on the one hand, or the Company, on the other hand.
(b)
The amendment and extension; waiver provisions set out in Section 11.3 of the Plan of Merger shall apply to this Agreement mutatis mutandis.

10.2.
Entire Agreement

Except as set out in the Plan of Merger, this Agreement and any documents referred to in this Agreement constitute the entire agreement between the parties with respect to the subject matter of and the transactions referred to herein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.
10.3.
Execution in Counterparts

This Agreement may be executed in counterparts (including by facsimile or electronic mail) each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.
11.
NOTICES

Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, overnight courier service, facsimile or other electronic transmission:
if to Parent or Parent Merger Sub, to:
Elk Bidco Limited
2100 McKinney Ave Suite 1500
Dallas, TX 75201
Attention:
Joshua Peck
Sixth Street Legal

Email:
[***]

with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:
Elizabeth A. Cooper
Katherine Krause

Email:
[***]
[***]

if to the Company, to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Elizabeth DaSilva

Email:
[***]

with a copies to (which shall not constitute notice) to:
Enstar Group Limited
A.S. Cooper Building, 4th Floor
26 Reid Street
Hamilton HM11
Bermuda
Attention:
Audrey Taranto

Email:
[***]

and
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:
Krishna Veeraraghavan
Benjamin M. Goodchild

Email:
[***]
[***]

and
Hogan Lovells US LLP
1735 Market Street, 23rd Floor
Philadelphia, PA 19103
Attention:
Bob Juelke

Email:
[***]

12.
GOVERNING LAW AND JURISDICTION

The terms and conditions of this agreement and the rights and obligations of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda. The parties to this agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suite, action arbitration or proceedings (“Proceedings”) which may arise out of or in connection with this agreement and waive any objection to Proceedings in courts of Bermuda on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.
EXECUTED for and on behalf of
Elk Bidco Limited
By:
Name:
Title:
EXECUTED for and on behalf of
Elk Merger Sub Limited
By:
Name:
Title:
EXECUTED for and on behalf of
Enstar Group Limited
By:
Name:
Title:

Annex E
Elk Topco Llc
C/O Walkers Corporate (Bermuda) Limited
Park Place, 55 Par-la-Ville Road
Hamilton, Hm11, Bermuda
July 29, 2024
Dominic Silvester
Waterloo House Apartment #4
100 Pitts Bay Road
Hamilton, HM 08, Bermuda
Re:   Rollover and Support Agreement (Dominic Silvester)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company, and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1. Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, or (iii) the mutual written consent of the Company, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.
(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”) (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered into pursuant to this Agreement.
(iv)   “Rollover Shares” means an aggregate number of Ordinary Shares held by the Rollover Investor as of immediately prior to the Rollover Closing that have a total Value equal to $185,000,000.
(v)   “Value” means $185,000,000, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor of a number of participating non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. The allocation of the Rollover Shares as among the foregoing consideration shall be determined by Topco in good faith (based upon the relative value of the consideration to be delivered as described in the preceding sentence) and such allocation shall be delivered by Topco to the Rollover Investor within one (1) Business Day prior to Closing. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”). Topco and the Rollover Investor agree to report the Rollover in a manner consistent with such allocation for U.S. federal, state and local income tax purposes.
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that it is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate each of the Merger immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e) Other Matters. The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose (by merger, by testamentary disposition, by operation of law or otherwise) of any of such Rollover Investor’s Shares (as defined below) during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in their capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Merger, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company. Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Shares in his sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that such Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties shall use reasonable best efforts to negotiate in good faith and execute and deliver to the other, as of the Rollover Closing, the definitive documentation (the “Definitive Documents”), in each case, reflecting the terms set forth on Exhibit C (the “Term Sheet”) and such other customary terms as are not inconsistent with the Term Sheet; provided that, notwithstanding the foregoing, in the event that any Definitive Document is not finalized prior to or as of the Rollover Closing, (i) the parties shall enter into, execute and deliver such document as soon as reasonably practicable thereafter and (ii) the terms and conditions set forth on the Term Sheet shall be binding on the parties until the time that such document is executed and delivered.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. If the Merger Agreement is terminated for any reason prior to the Closing, this Agreement will automatically terminate at such time and none of the Rollover Investor, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Matters.   Unless otherwise determined by the Member, the Company will be treated as an association taxable as a corporation for U.S. federal tax purposes (as well as for any analogous state or local tax purposes) and the Company and the Member shall make any necessary tax elections related thereto.
8.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
9.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
10.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
11.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
12.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
13.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
14.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
15.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
16.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Shares on the books of the Company in violation of this Agreement.
17.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
18.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By: Elk Holdings, LLC, its sole member
By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ Dominic Silvester

Dominic Silvester
[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex F
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
Steven D. Arnold
1001 Fannin Street, Suite 1250
Houston, TX 77002
Re:   Rollover and Support Agreement (Steven D. Arnold)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.
(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as

Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.
(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.

2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.

12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ Steven D. Arnold

Steven D. Arnold
J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex G
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
J. Christopher Flowers
c/o J.C. Flowers & Co. LLC
767 Fifth Ave, 23rd Floor
New York, NY 10153
Re:   Rollover and Support Agreement (J. Christopher Flowers)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.    Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.

19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ J. Christopher Flowers

J. Christopher Flowers
J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex H
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
Frazer Holdings LP
300 Water Street, Suite 200
Montgomery, AL 36104
Re:   Rollover and Support Agreement (Frazer Holdings LP)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.
(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as

Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the aggregate number of Ordinary Shares held by the Rollover Investor as of immediately prior to the Rollover Closing that have a total Value equal to $27,000,000.
(v)   “Value” means $27,000,000, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.
(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.

2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.

12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
Frazer Holdings LP
By:
Frazer Ventures LLC, its general partner

By:
/s/ J. Christopher Flowers

Name:
J. Christopher Flowers

Title:
Executor

By:
/s/ Paula Mims

Name:
Paula Mims

Title:
Executor

J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex I
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
Hyman 2018 Family Trust
5 Dolma Road
Scarsdale, New York 10583
Re:   Rollover and Support Agreement (Hyman 2018 Family Trust)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.

19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
Hyman 2018 Family Trust
By:
/s/ Stuart Schlesinger

Name:
Stuart Schlesinger

Title:
Trustee

J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex J
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
John J. Oros 1998 Family Trust
c/o J.C. Flowers & Co. LLC
767 Fifth Ave, 23rd Floor
New York, NY 10153
Re:   Rollover and Support Agreement (John J. Oros 1998 Family Trust)
To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.
(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.

2.   Transfer Restrictions; Agreement to Vote Shares.
(a) Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date if the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.

12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.
19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
John J. Oros 1998 Family Trust
By:
/s/ John Oros

Name:
John Oros

Title:
Grantor

J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex K
Elk Topco LLC
C/O WALKERS CORPORATE (BERMUDA) LIMITED
PARK PLACE, 55 PAR-LA-VILLE ROAD
HAMILTON, HM11, BERMUDA
July 29, 2024
David Walsh
Foley & Lardner
P.O. Box 1497
Madison, WI 53701
Re:
Rollover and Support Agreement (David Walsh)

To whom it may concern:
This rollover and support agreement, dated as of the date first written above (as amended, restated, modified or supplemented from time to time, and together with all schedules, annexes and exhibits hereto, this “Agreement”) is being entered into by and among Elk Topco, LLC, a Bermuda limited liability company (“Topco”), J.C. Flowers & Co. LLC, a Delaware limited liability company (“JCF”), Elk Evergreen Investments, LLC, a Delaware limited liability company, Elk Cypress Investments, LLC, a Delaware limited liability company and the Person identified on the signature pages hereto under the heading “Rollover Investor” (the “Rollover Investor”). This Agreement relates to the Agreement and Plan of Merger, dated as of July 29, 2024 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of Parent (“Parent Merger Sub”), Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”) and Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, (i) Company Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned subsidiary of New Company Holdco, (b) New Company Holdco will be merged with and into the Company, with the Company being the surviving company, and (c) Parent Merger Sub will be merged with and into the Company, with the Company being the surviving company as a wholly owned Subsidiary of Parent (such mergers, collectively, the “Mergers”). Capitalized or other terms used and not defined herein but defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.
In consideration of the mutual covenants and conditions as hereinafter set forth, each of the parties hereto hereby agree as follows:
1.   Rollover Contribution.
(a)   Certain Definitions.   As used in this Agreement the following terms have the following meanings:
(i)   “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article X thereof, (ii) the Effective Time, (iii) the termination of that certain Equity Commitment Letter, dated as of July 29, 2024, by and among J.C. Flowers V L.P., Topco and Elk Parent Limited in accordance with its terms, or (iv) the mutual written consent of the Company, JCF, the Rollover Investor, Parent and Parent Merger Sub.
(ii)   “Ordinary Share” means a voting ordinary share, par value $1.00 per share, of the Company.

(iii)   “Rollover Documents” means, collectively, (A) this Agreement, (B) the Definitive Documents (as defined below), (C) the Accredited Investor Questionnaire attached hereto as Exhibit A (an “Accredited Investor Questionnaire”), (D) if applicable, the Consent of Spouse attached hereto as Exhibit B (the “Consent of Spouse”), and (E) any other document that may be entered pursuant to this Agreement.
(iv)   “Rollover Shares” means the all of the Shares (as defined below) held by the Rollover Investor.
(v)   “Value” means a dollar amount, calculated (A) with respect to each Rollover Share, based on the price per Ordinary Share payable as Total Cash Consideration under the Merger Agreement and (B) with respect to each Topco Interest, based on the same price per Topco Interest paid by the Equity Investors.
(b)   Rollover Contribution.   Subject to, and conditioned only upon, the satisfaction or waiver of the conditions set forth in Section 1(d), and without any further action on behalf of the Rollover Investor, the Rollover Investor hereby agrees to transfer, contribute and deliver to Topco the Rollover Shares (as such shares may be first converted in the First Merger and in the Second Merger in accordance with the Merger Agreement) (the “Rollover”) in exchange for the issuance (whether directly or indirectly) by Topco to the Rollover Investor (or to the JCF Aggregator on behalf of the Rollover Investor) of a number of non-voting interests of Topco (each, a “Topco Interest”), having an aggregate Value equal to the aggregate Value of the Rollover Shares in accordance with this Agreement, the Merger Agreement and applicable Law. In accordance with Section 2.7(b) of the Merger Agreement, each Ordinary Share held by the Rollover Investor immediately prior to the First Merger shall, by virtue of the First Merger, be converted into the right to receive, per Ordinary Share, a New Ordinary Share of the First Surviving Company, and in accordance with Section 2.8(b) of the Merger Agreement, each such New Ordinary Share shall, by virtue of the Second Merger, be converted into the right to receive, per New Ordinary Share, one Ordinary Share of the Second Surviving Company. The Rollover shall occur, with respect to the Ordinary Shares of the Second Surviving Company held by the Rollover Investor, conditioned upon the Third Closing and as of immediately prior to the Third Effective Time (the “Rollover Closing”).
(c)   No Certificates.   The Rollover Investor acknowledges and agrees that he, she or it, as applicable, is not entitled to any certificate representing the issued Topco Interests, unless and to the extent, the Definitive Documents (as defined below) require the issuance of such certificates or, if it permits the issuance, Topco determines to issue certificates in its sole discretion.
(d)   Conditions.
(i)   The obligations of Topco and the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to (A) the satisfaction or waiver by the applicable parties to the Merger Agreement on or prior to the Rollover Closing of all of the conditions to each Closing set forth in Article IX of the Merger Agreement (other than those conditions which by their terms or nature are to be satisfied at such Closing (or following Rollover Closing and prior to such Closing) all of which have been acknowledged to be satisfied immediately following the Rollover Closing) and (B) each party to the Merger Agreement being ready, willing and able to consummate the each of the Mergers immediately following the Rollover Closing.
(ii)   The obligations of Topco to consummate the transactions contemplated by Section 1(b) are subject to (A) the representations and warranties set forth on Annex A being true and correct (x) as of the date hereof and (y) as of the Rollover Closing and (B) receipt by Topco from the Rollover Investor of complete copies of (x) the Accredited Investor Questionnaire, duly executed by the Rollover Investor, and (y) if applicable, the Consent of Spouse, duly executed by the Rollover Investor’s spouse.
(iii)   The obligations of the Rollover Investor to consummate the transactions contemplated by Section 1(b) are subject to the representations and warranties set forth on Annex B being true and correct (x) as of the date hereof and (y) as of the Rollover Closing.

(e)   Other Matters.   The Rollover Investor agrees that the Rollover Shares will be contributed to Topco and/or exchanged for Topco interests, free and clear of all Liens.
2.   Transfer Restrictions; Agreement to Vote Shares.
(a)   Except as otherwise expressly provided by and in accordance with Section 1(b), the Rollover Investor agrees not to directly or indirectly transfer, encumber, gift, pledge, convert, exercise, assign, exchange, grant an option with respect to (or otherwise enter into any derivative or hedging arrangement with respect to), or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise) (“Transfer”) any of the Rollover Shares during the time period between the execution of this Agreement and the Rollover Closing other than pursuant to the transactions contemplated by this Agreement, without the prior written consent of Topco; provided, that, (x) until the Company Shareholders Meeting, the Rollover Investor shall only Transfer Shares (other than Rollover Shares) for tax reasons or to satisfy fiduciary or other similar obligations and (y) thereafter shall be permitted to Transfer any Shares that do not constitute Rollover Shares.
(b)   From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Rollover Investor (in its capacity as such) agrees to (x) appear at each such meeting or otherwise cause all of its Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares to the fullest extent that such Shares are entitled to vote, or act by written consent:
(i)   in favor of the adoption of the Merger Agreement, and in favor of any other matters expressly contemplated by the Merger Agreement and necessary for the consummation of the Transactions or any other transactions contemplated by the Merger Agreement;
(ii)   against any (A) Acquisition Proposal, other than the Mergers, (B) Contract that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation of the Rollover Investor contained in this Agreement or (2) result in any of the conditions set forth in Article IX of the Merger Agreement not being satisfied on or before the Outside Date, or (C) replacement of existing directors comprising, or appointment of new directors to, the Company Board (except as expressly permitted by Parent); and
(iii)   against any amendment to the Company’s certificate of incorporation or bylaws or other corporate action, Contract or transaction the consummation of which would, or would reasonably be expected, to impede, hinder, interfere with, prevent, delay or adversely affect the Mergers or any other transactions contemplated by the Merger Agreement or that is intended, or would reasonably be expected, to facilitate an Acquisition Proposal, including (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Mergers), and (B) any sale, lease, license or transfer of a material amount of assets of the Company or any reorganization, recapitalization, liquidation or winding up of the Company.
Until the Expiration Date, the Rollover Investor shall retain at all times the right to vote the Rollover Shares in his, her or its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) and (ii) above and this clause (iii), that are at any time or from time to time presented for consideration to the Company’s stockholders generally.
(c)   The Rollover Investor shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.
(d)   The Rollover Investor hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Mergers or any other Transactions that the Rollover Investor may have by virtue of, or with respect to, any Shares.
3.   Certain Closing Arrangements.   The parties hereto acknowledge and agree that: (a) in connection with the Rollover Closing, JCF will form an investment vehicle (or similar vehicle) which shall be controlled, managed and/or advised by JCF or its Affiliates (the “JCF Aggregator”) to facilitate the Rollover Investor’s indirect investment in Topco or any of its subsidiaries, (b) prior to the Rollover Closing, Topco will assign its rights under Section 1(b) to receive the Rollover Shares to the JCF Aggregator, and (c) immediately following receipt of the Rollover Shares, JCF shall cause that the JCF Aggregator to transfer, contribute and deliver to Topco the Rollover Shares in exchange for the Topco Interest in accordance with Section 1(b) mutatis mutandis.
4.   Effectiveness and Termination.   This Agreement will become effective immediately upon execution and delivery by each of the parties hereto. This Agreement will terminate on the Expiration Date (except if the Expiration Date occurs pursuant to clause (ii) of the definition thereof) and after such time none of the Rollover Investor, JCF, Topco or any of their respective Affiliates or representatives will have any liability or obligation under this Agreement.
5.   Representations and Warranties.
(a)   The Rollover Investor hereby makes the representations and warranties set forth on Annex A.
(b)   Topco hereby makes the representations and warranties set forth on Annex B.
6.   Topco Interests Unregistered.   The Rollover Investor hereby acknowledges and represents that the Rollover Investor has been advised by Topco that:
(a)   The offer and exchange of Topco Interests pursuant to or in connection with this Agreement have not been registered under the Securities Act.
(b)   The Rollover Investor must continue to bear the economic risk of the investment in the Topco Interests unless the offer and sale of such Topco Interests are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available.
(c)   There is no established market for the Topco Interests and it is not anticipated that there will be any public market for the Topco Interests in the foreseeable future.
(d)   A notation shall be made in the appropriate records of Topco indicating that the Topco Interests are subject to restrictions on Transfer and, if Topco should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Topco Interests.
7.   Tax Treatment.   The parties agree to treat, for U.S. federal income tax purposes, the Rollover as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case unless otherwise required by applicable law.
8.   Tax Withholding.   Purchaser, Topco and the Paying Agent shall be entitled to deduct and withhold (without duplication) from any cash consideration payable to the Rollover Investor pursuant to the Merger Agreement such amounts required to be deducted or withheld in connection with the Rollover under applicable Law. To the extent any amounts are deducted and withheld and paid over to the appropriate Tax Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Rollover Investor in respect of which such deduction and withholding was made.
9.   Entire Agreement.   This Agreement and the other instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
10.   Waiver.   Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

11.   Assignment.   The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and no such assignment shall relieve the party of its obligations under this Agreement.
12.   Binding Effect; No Third Party Beneficiaries.   No provision of this Agreement or any other agreement contemplated hereby is intended to confer any rights or remedies on any Person other than the parties hereto, except that the Company is an express third party beneficiary under Section 2(b).
13.   Amendment.   Any provision of this Agreement (including the schedules, annexes and exhibits hereto) may be amended or waived prior to the Rollover Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Topco and the Rollover Investor, or in the case of a waiver, by the party against whom the waiver is to be effective.
14.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach.
Accordingly, the parties acknowledge and hereby agree that, prior to any termination of this Agreement, in the event of any breach or threatened breach by a party of any of its respective obligations, covenants and agreements under this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such party and to specific performance by the other party of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations, covenants and agreements of the other party under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Each party hereby agrees not to raise objections to the availability of the equitable remedy of specific performance or an injunction or temporary restraining order to prevent or restrain breaches or threatened breaches of this Agreement by the other party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the obligations covenants and agreements. Each party further agrees that by seeking the remedies provided for in this Section 14, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement.
15.   Survival of Representations and Warranties.   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
16.   Further Assurances.   Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.
17.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Rollover Investor hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Rollover Shares (and that this Agreement places limits on the voting and transfer of such Shares). The Rollover Investor hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Rollover Shares on the books of the Company in violation of this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.

19.   Miscellaneous.   Each of Sections 11.6 (Counterparts; Effectiveness) and 11.5 (Governing Law; Venue; Waiver of Jury Trial) of the Merger Agreement is incorporated herein by reference mutatis mutandis.
[Remainder of page intentionally left blank]

Very truly yours,
ELK TOPCO, LLC
By:
Elk Holdings, LLC, its sole member

By:
Elk Insurance Holdings, LLC, its managing member

By:
/s/ A. Michael Muscolino

Name:
A. Michael Muscolino

Title:
Managing Member

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ROLLOVER INVESTOR
/s/ David Walsh

David Walsh
J.C. Flowers & Co. LLC
By:
/s/ Sally Rocker

Name:
Sally Rocker

Title:
Managing Director

[Rollover Agreement Signature Page]

Acknowledged and agreed as of the date first written above:
ELK EVERGREEN INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

ELK CYPRESS INVESTMENTS, LLC
By:
/s/ Joshua Peck

Name:
Joshua Peck

Title:
Vice President

[Rollover Agreement Signature Page]

Annex L
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
July 29, 2024 Board of Directors Enstar Group Limited Windsor Place, 3rd Floor 22 Queen Street Hamilton HM 11, Bermuda
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Elk Bidco Limited (“Parent”) and its affiliates and the holders of Reinvesting Shares (as defined in the Agreement (as defined below)) of the outstanding ordinary shares, par value $1.00 per share (the “Shares”), of Enstar Group Limited (the “Company”) of the Total Cash Consideration (as defined below) to be paid per Share to such holders pursuant to the Agreement and Plan of Merger, dated as of July 29, 2024 (the “Agreement”), by and among Parent, Elk Merger Sub Limited, a wholly owned subsidiary of Parent (“Parent Merger Sub”), the Company, Deer Ltd., a wholly owned subsidiary of the Company (“New Company Holdco”), and Deer Merger Sub Ltd., a wholly owned subsidiary of New Company Holdco (“Company Merger Sub”). The Agreement provides that (i) the Company will contribute $500,000,000 in cash to New Company Holdco; (ii) at the First Effective Time (as defined in the Agreement), Company Merger Sub will be merged with and into the Company (the “First Merger”), the Company will be the surviving company of the First Merger (such surviving company, the “First Surviving Company”) and each outstanding Share (other than (A) First Merger Excluded Shares (as defined in the Agreement) to be canceled pursuant to Section 2.8(h) of the Agreement other than any Reinvesting Shares, (B) any Reinvesting Shares covered under Section 2.7(b) of the Agreement, (C) any Shares covered under Section 2.10 of the Agreement (except for Company Restricted Shares (as defined in the Agreement), which are subject to Section 2.7(a) of the Agreement), (D) any Shares that are Dissenting Shares (as defined in the Agreement) and (E) to the extent the First Effective Time occurs prior to the JSOP Exchange Date (as defined in the Agreement), any Shares held subject to the JSOP (as defined in the Agreement) at such time) will be converted into the right to receive (x) the First Merger Cash Consideration (as defined in the Agreement) and (y) the number of New Ordinary Shares (as defined in the Agreement) equal to (I) $338.00 minus the First Merger Cash Consideration divided by (II) $338.00; (iii) at the Second Effective Time (as defined in the Agreement), New Company Holdco will be merged with and into the First Surviving Company (the “Second Merger”), the First Surviving Company will be the surviving company of the Second Merger (such surviving company, the “Second Surviving Company”) and each outstanding New Ordinary Share (other than (A) Second Merger Excluded Shares (as defined in the Agreement) to be canceled pursuant to Section 2.8(h) of the Agreement other than New Ordinary Shares owned by the Reinvesting Shareholders (as defined in the Agreement), (B) any New Ordinary Shares covered under Section 2.10 of the Agreement and (C) to the extent the Second Effective Time occurs prior to the JSOP Exchange Date, any New Ordinary Shares held subject to the JSOP at such time) will be converted into a Second Surviving Company Ordinary Share (as defined in the Agreement); and (iv) at the Third Effective Time (as defined in the Agreement), Parent Merger Sub will be merged with and into the Second Surviving Company (the “Third Merger”) and each outstanding Second Surviving Company Ordinary Share (other than (A) Third Merger Excluded Shares (as defined in the Agreement) if canceled pursuant to Section 2.9(g) of the Agreement, (B) any Second Surviving Company Ordinary Shares covered under Section 2.10 of the Agreement, (C) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (D) to the extent the Third Effective Time occurs prior to the JSOP Exchange Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) will be converted into the right to receive the Third Merger Cash Consideration (as defined in the Agreement and together with the First Merger Cash Consideration, the “Total Cash Consideration”).
Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Stone Point Capital LLC, a significant shareholder of the Company (“Stone Point”), and Sixth Street, and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to Stone Point and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to a consortium that includes Stone Point, with respect to the consortium’s acquisition of TIAA Bank, in August 2023; as financial advisor to the Special Committee of the Board of Directors of Focus Financial Partners Inc., a portfolio company of funds associated with Stone Point, in connection with its sale in August 2023; as lead arranger with respect to the financing to Stone Point in connection with the acquisition of Truist Insurance Holdings, LLC by a consortium that includes Stone Point in March 2024; as bookrunner with respect to the refinancing of term loans of Enlyte Group, LLC, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the repricing of a term loan of The Citco Group Limited, a portfolio company of funds associated with Stone Point, in June 2024; as bookrunner with respect to the refinancing of term loans and a revolving credit facility of Sedgwick Claims Management Services Inc., a portfolio company of funds associated with Stone Point, in June 2024; and as financial advisor to Safe-Guard Products International Inc., a portfolio company of funds associated with Stone Point, with respect to its sale in July 2024. We also have provided certain financial advisory and/or underwriting services to Sixth Street and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to the offering of high yield bonds by LATAM Airlines Group SA, a portfolio company of funds associated with Sixth Street (“LATAM Airlines”), in October 2022; as bookrunner with respect to the offering of equity rights by LATAM Airlines in October 2022; as bookrunner with respect to the offering of a bank loan by LATAM Airlines in November 2022; as co-placement agent with respect to the issuance of private placement notes of FC Barcelona, an affiliate of Sixth Street, in November 2022; as bookrunner with respect to the offering of investment grade bonds by Sixth Street Specialty Lending, an affiliate of Sixth Street, in January 2024; and as bookrunner with respect to the offering of investment grade bonds by Sixth Street Lending Partners, an affiliate of Sixth Street, in March 2024 and June 2024. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Stone Point, Sixth Street and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Stone Point and Sixth Street and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Stone Point and Sixth Street and their respective affiliates from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2023; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the insurance industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We are not actuaries and our services did not include any actuarial determination or evaluation by us or any attempt to evaluate actuarial assumptions and we have relied on your actuaries with respect to reserve adequacy. In that regard, we have made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustments expenses reserves or defendant asbestos and environmental liabilities of the Company. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition, including the condition in Section 9.3(e) of the Agreement, the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax, accounting or actuarial matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Shares, as of the date hereof, of the Total Cash Consideration to be paid per Share to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including any allocation of the Total Cash Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Total Cash Consideration to be paid per Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Total Cash Consideration to be paid per Share to the holders (other than Parent and its affiliates and the holders of Reinvesting Shares) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)

Annex M
Shareholder approval
106
(1)
The directors of each amalgamating or merging company shall submit the amalgamation agreement or merger agreement for approval to a meeting of the holders of shares of the amalgamating or merging company of which they are directors and, subject to subsection (4), to the holders of each class of such shares.

(2)
A notice of a meeting of shareholders complying with section 75 shall be sent in accordance with that section to each shareholder of each amalgamating or merging company, and shall —

(a)
include or be accompanied by a copy or summary of the amalgamation agreement or merger agreement; and

(b)
subject to subsection (2A), state —

(i)
the fair value of the shares as determined by each amalgamating or merging company; and

(ii)
that a dissenting shareholder is entitled to be paid the fair value of his shares.

(2A)
Notwithstanding subsection (2)(b)(ii), failure to state the matter referred to in that subsection does not invalidate an amalgamation or merger.

(3)
Each share of an amalgamating or merging company carries the right to vote in respect of an amalgamation or merger whether or not it otherwise carries the right to vote.

(4)
The holders of shares of a class of shares of an amalgamating or merging company are entitled to vote separately as a class in respect of an amalgamation or merger if the amalgamation agreement or merger agreement contains a provision which would constitute a variation of the rights attaching to any such class of shares for the purposes of section 47.

(4A)
The provisions of the bye-laws of the company relating to the holding of general meetings shall apply to general meetings and class meetings required by this section provided that, unless the bye-laws otherwise provide, the resolution of the shareholders or class must be approved by a majority vote of three-fourths of those voting at such meeting and the quorum necessary for such meeting shall be two persons at least holding or representing by proxy more than one-third of the issued shares of the company or the class, as the case may be, and that any holder of shares present in person or by proxy may demand a poll.

(5)
An amalgamation or merger agreement shall be deemed to have been adopted when it has been approved by the shareholders as provided in this section.

(6)
Any shareholder who did not vote in favour of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.

(6A)
Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either —

(a)
to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or

(b)
to terminate the amalgamation or merger in accordance with subsection (7).

(6B)
Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that

M-1

appraised by the Court the amalgamated or surviving company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.
(6C)
No appeal shall lie from an appraisal by the Court under this section.

(6D)
The costs of any application to the Court under this section shall be in the discretion of the Court.

(7)
An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.

[Section 106 amended by 1994:22 effective 13 July 1994; amended by 2011 : 43 s. 27 effective 18 December 2011]

M-2

Annex N

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q
QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2024
Commission File Number 001-33289
ENSTAR GROUP LIMITED
(Exact name of Registrant as specified in its charter)
BERMUDA	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton HM 11, Bermuda
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (441) 292-3645
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00%	ESGRP	The NASDAQ Stock Market	LLC
Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00%	ESGRO	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   Yes ☒   No ☐
Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).   Yes ☒   No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer   ☒ Accelerated filer   ☐ Non-accelerated filer   ☐ Smaller reporting company   ☐ Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   Yes ☐   No ☒
As at July 30, 2024, the registrant had outstanding 15,231,654 voting ordinary shares, par value $1.00 per share.

N-1

Enstar Group Limited
Quarterly Report on Form 10-Q
For the Period Ended June 30, 2024

N-i

GLOSSARY OF KEY TERMS

A&E	Asbestos and environmental
Acquisition costs
Costs that are directly related to the successful efforts of acquiring new insurance contracts or renewing existing insurance contracts, and which principally consist of incremental costs such as: commissions, brokerage expenses, premium taxes and other fees incurred at the time that a contract or policy is issued.

ADC	Adverse development cover - A retrospective reinsurance arrangement that will insure losses in excess of an established reserve and provide protection up to a contractually agreed amount.
Adjusted RLE
Adjusted run-off liability earnings - Non-GAAP financial measure calculated by dividing adjusted prior period development by average adjusted net loss reserves. See “Non-GAAP Financial Measures” for reconciliation.

Adjusted ROE
Adjusted return on equity - Non-GAAP financial measure calculated by dividing adjusted operating income (loss) attributable to Enstar ordinary shareholders by adjusted opening Enstar ordinary shareholders’ equity. See “Non-GAAP Financial Measures” for reconciliation.

Adjusted Term SOFR	Adjusted forward-looking term rate based on the Secured Overnight Financing Rate.
Adjusted TIR
Adjusted total investment return - Non-GAAP financial measure calculated by dividing adjusted total investment return by average adjusted total investable assets. See “Non-GAAP Financial Measures” for reconciliation.

AFS	Available-for-sale
ALAE	Allocated loss adjustment expenses
Allianz	Allianz SE
AmTrust	AmTrust Financial Services, Inc.
Annualized	Calculation of the quarterly result or year-to-date result multiplied by four and then divided by the number of quarters elapsed within the applicable year-to-date period.
AOCI	Accumulated other comprehensive income
APIC	Additional Paid-in Capital
ASC	Accounting Standards Codification
ASU	Accounting Standards Update
Arden	Arden Reinsurance Company Ltd.
Atrium	Atrium Underwriting Group Limited
bps	Basis point(s)
BMA	Bermuda Monetary Authority
BSCR	Bermuda Solvency Capital Requirement
BVPS	Book value per ordinary share - GAAP financial measure calculated by dividing Enstar ordinary shareholders’ equity by the number of ordinary shares outstanding.
Cavello	Cavello Bay Reinsurance Limited, a wholly-owned subsidiary
CODM	Chief operating decision maker
Citco	Citco III Limited
CLO	Collateralized loan obligation
Core Specialty	Core Specialty Insurance Holdings, Inc.
CPP Investments	Canada Pension Plan Investment Board
DCo	DCo LLC
Defendant A&E liabilities
Defendant asbestos and environmental liabilities - Non-insurance liabilities relating to amounts for indemnity and defense costs for pending and future claims, as well as amounts for environmental liabilities associated with properties.

DCA
Deferred charge asset - The amount by which estimated ultimate losses payable exceed the consideration received at the inception of a retroactive reinsurance agreement and that are subsequently amortized over the estimated loss settlement period.

DGL
Deferred gain liability - The amount by which consideration received exceeds estimated ultimate losses payable at the inception of a retroactive reinsurance agreement and that are subsequently amortized over the estimated loss settlement period.

EB Trust	Enstar Group Limited Employee Benefit Trust
Enhanzed Re	Enhanzed Reinsurance Ltd.
Enstar	Enstar Group Limited and its consolidated subsidiaries
Enstar Finance	Enstar Finance LLC
Exchange Transaction	The exchange of a portion of our indirect interest in Northshore for all of the Trident V Funds’ indirect interest in StarStone U.S.

FAL
Funds at Lloyd’s - A deposit in the form of cash, securities, letters of credit or other approved capital instrument that satisfies the capital requirement to support the Lloyd’s syndicate underwriting capacity.

FDBVPS
Fully diluted book value per ordinary share - Non-GAAP financial measure calculated by dividing Enstar ordinary shareholders’ equity by the number of ordinary shares outstanding, adjusted for equity awards granted and not yet vested (similar to the calculation of diluted earnings per share). See “Non-GAAP Financial Measures” in Item 7 for reconciliation.

Funds held	The account created with premium due to the reinsurer pursuant to the reinsurance agreement, the balance of which is credited with investment income and losses paid are deducted.
Funds held by reinsured companies	Funds held, as described above, where we receive a fixed crediting rate of return or other contractually agreed return on the assets held.
Funds held - directly managed	Funds held, as described above, where we receive the actual investment portfolio return on the assets held.
Future policyholder benefits	The liability relating to life reinsurance contracts, which are based on the present value of anticipated future cash flows and mortality rates.
GCM Fund	GCM Blue Sails Infrastructure Offshore Opportunities Fund, L.P.
Go-shop	A 35-day period immediately following the date of the Merger Agreement during which the Company’s Board of Directors and advisors may solicit alternative acquisition proposals from third parties.
IBNR
Incurred but not reported - The estimated liability for unreported claims that have been incurred, as well as estimates for the possibility that reported claims may settle for amounts that differ from the established case reserves as well as the potential for closed claims to re-open.

ILS	Insurance Linked Securities
Investable assets	The sum of total investments, cash and cash equivalents, restricted cash and cash equivalents and funds held
JSOP	Joint Share Ownership Plan
LAE	Loss adjustment expenses
Lloyd’s
This term may refer to either the society of individual and corporate underwriting members that pool and spread risks as members of one or more syndicates, or the Corporation of Lloyd’s, which regulates and provides support services to the Lloyd’s market

LOC	Letter of credit
LPT	Loss Portfolio Transfer - Retroactive reinsurance transaction in which loss obligations that are already incurred are ceded to a reinsurer, subject to any stipulated limits
Merger	Series of mergers resulting in the Company surviving the Merger as a wholly-owned subsidiary of Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda
Merger Agreement
Enstar Group Limited entered into an Agreement and Plan of Merger with Elk Bidco Limited, which is backed by equity commitments from investment vehicles managed or advised by affiliates of Sixth Street Partners, LLC.

Monument Midco	Monument Midco Limited, a wholly owned subsidiary of Monument Re
Monument Re	Monument Insurance Group Limited
Morse TEC	Morse TEC LLC
NAV	Net asset value
NCI	Noncontrolling interests
New business	Material transactions, which generally take the form of reinsurance or direct business transfers, or business acquisitions.
NIFO	Net investment in foreign operation
Northshore	Northshore Holdings Limited
OLR	Outstanding loss reserves - Provisions for claims that have been reported and accrued but are unpaid at the balance sheet date.
Parent	Elk Bidco Limited
pps	Percentage point(s)
PPD	Prior period development - Changes to loss estimates recognized in the current calendar year that relate to loss reserves established in previous calendar years.
Private equity funds	Investments in limited partnerships and limited liability companies
QBE	QBE Insurance Group Limited
RACQ	RACQ Insurance Limited
Reinsurance to close (RITC)
A business transaction to transfer estimated future liabilities attached to a given year of account of a Lloyd’s syndicate into a later year of account of either the same or different Lloyd’s syndicate in return for a premium.

Reserves for losses and LAE	Management’s best estimate of the ultimate cost of settling losses as of the balance sheet date. This includes OLR and IBNR.
Retroactive reinsurance	Contracts that provide indemnification for losses and LAE with respect to past loss events.
RLE	Run-off liability earnings - GAAP-based financial measure calculated by dividing prior period development by average net loss reserves.
RNCI	Redeemable noncontrolling interests
ROE	Return on equity - GAAP-based financial measure calculated by dividing net income (loss) attributable to Enstar ordinary shareholders by opening Enstar ordinary shareholders’ equity
Run-off	A line of business that has been classified as discontinued by the insurer that initially underwrote the given risk
Run-off portfolio	A group of insurance policies classified as run-off.
SEC	U.S. Securities and Exchange Commission
SGL No. 1	SGL No. 1 Limited
Sixth Street	Sixth Street Partners, LLC
SSHL	StarStone Specialty Holdings Limited
StarStone International	StarStone’s non-U.S. operations
StarStone U.S.	StarStone U.S. Holdings, Inc. and its subsidiaries
Stone Point	Stone Point Capital LLC
TIR	Total investment return - GAAP financial measure calculated by dividing total investment return, including other comprehensive income, for the applicable period by average total investable assets
Trident V Funds	Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P.
U.S. GAAP	Accounting principles generally accepted in the United States of America
ULAE
Unallocated loss adjustment expenses - Loss adjustment expenses relating to run-off costs for the estimated payout of the run-off, such as internal claim management or associated operational support costs.

Unearned premium	The unexpired portion of policy premiums that will be earned over the remaining term of the insurance contract.
VIE	Variable interest entity

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This quarterly report and the documents incorporated by reference herein contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our financial condition, results of operations, business strategies, operating efficiencies, competitive positions, growth opportunities, plans and objectives of our management, as well as the markets for our securities and the insurance and reinsurance sectors in general.
Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise.
All forward-looking statements are necessarily estimates or expectations, and not statements of historical fact, reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.
These forward looking statements should, therefore, be considered in light of various important factors, including those set forth in this report and in our Annual Report on Form 10-K for the year ended December 31, 2023, which could cause actual results to differ materially from those suggested by the forward-looking statements. These risk factors include:

•
the completion of the Merger (as defined herein) on the anticipated terms and timing;

•
the satisfaction of other conditions to the completion of the Merger, including obtaining required shareholder and regulatory approvals;

•
the risk that our stock price may fluctuate during the pendency of the Merger and may decline if the Merger is not completed;

•
potential litigation relating to the Merger that could be instituted against us or our directors, managers or officers, including the effects of any outcomes related thereto;

•
the risk that disruptions from the Merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm our business, including current plans and operations, including during the pendency of the Merger;

•
our ability to retain and hire key personnel;

•
the diversion of management’s time and attention from ordinary course business operations to completion of the Merger and integration matters;

•
potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger;

•
legislative, regulatory and economic developments;

•
potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect our financial performance;

•
certain restrictions during the pendency of the proposed transaction that may impact our ability to pursue certain business opportunities or strategic transactions;

•
unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors;

•
the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•
unexpected costs, liabilities or delays associated with the Merger;

•
the response of competitors to the Merger;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring us to pay a termination fee;

•
the risk that an active trading market for the newly issued preferred shares that our holders of the depositary shares representing our preferred shares will receive in the Merger does not exist and may not develop;

•
the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time, including due to the impact of emerging claim and coverage issues and disputes that could impact reserve adequacy;

•
risks relating to our acquisitions, including our ability to evaluate opportunities, successfully price acquisitions, address operational challenges, support our planned growth and assimilate acquired portfolios and companies into our internal control system in order to maintain effective internal controls, provide reliable financial reports and prevent fraud;

•
risks relating to climate change and its potential impact on the returns from our run-off business and our investments;

•
changes in tax laws or regulations applicable to us or our subsidiaries, including the Bermuda Corporate Income Tax, or the risk that we or one of our non-U.S. subsidiaries become subject to significant, or significantly increased, income taxes in the U.S. or elsewhere;

•
the risk that U.S. persons who own our ordinary shares might become subject to adverse U.S. tax consequences as a result of related person insurance income;

•
risks relating to our ability to obtain regulatory approvals, including the timing, terms and conditions of any such approvals, and to satisfy other closing conditions in connection with our acquisition agreements, which could affect our ability to complete acquisitions;

•
risks relating to the variability of statutory capital requirements and the risk that we may require additional capital in the future, which may not be available or may be available only on unfavorable terms;

•
the risk that our reinsurance subsidiaries may not be able to provide the required collateral to ceding companies pursuant to their reinsurance contracts, including through the use of letters of credit;

•
risks relating to the availability and collectability of our ceded reinsurance;

•
the ability of our subsidiaries to distribute funds to us and the resulting impact on our liquidity;

•
losses due to foreign currency exchange rate fluctuations;

•
the risk that the value of our investment portfolios and the investment income that we receive from these portfolios may decline materially as a result of market fluctuations and economic conditions, including those related to interest rates, credit spreads and equity prices (including the risk that we may realize losses related to declines in the value of our investments portfolios if we elect to, or are required to, sell investments with unrealized losses);

•
risks relating to our ability to structure our investments in a manner that recognizes our liquidity needs;

•
risks relating to our strategic investments in alternative asset classes and joint ventures, which are illiquid and may be volatile;

•
risks relating to our ability to accurately value our investments, which requires methodologies, estimates and assumptions that can be highly subjective, and the inaccuracy of which could adversely affect our financial condition;

•
risks relating to our liquidity demands and the structure of our investment portfolios, which may adversely affect the performance of our investment portfolio and financial results;

•
risks relating to the complex regulatory environment in which we operate, including that ongoing or future industry regulatory developments will disrupt our business, affect the ability of our subsidiaries to operate in the ordinary course or to make distributions to us, or mandate changes in industry practices in ways that increase our costs, decrease our revenues or require us to alter aspects of the way we do business;

•
risks relating to laws and regulations regarding sanctions and foreign corrupt practices, the violation of which could adversely affect our financial condition and results of operations;

•
the risk that some of our directors, large shareholders and their affiliates have interests that can create conflicts of interest through related party transactions;

•
the risk that outsourced providers could breach their obligations to us which could adversely affect our business and results of operations;

•
operational risks, including cybersecurity events, external hazards, human failures or other difficulties with our information technology systems that could disrupt our business or result in the loss of critical and confidential information, increased costs; and

•
risks relating to the ownership of our shares resulting from certain provisions of our bye-laws and our status as a Bermuda company.

The factors listed above should not be construed as exhaustive and should be read in conjunction with the Risk Factors that are included in our Annual Report on Form 10-K for the year ended December 31, 2023 and this Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. We undertake no obligation to publicly update or review any forward-looking statement, whether to reflect any change in our expectations with regard thereto, or as a result of new information, future developments or otherwise, except as required by law.

PART I — FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

ENSTAR GROUP LIMITED
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2024 and December 31, 2023
	June 30, 2024	December 31, 2023
	(expressed in millions of U.S. dollars, except share data)
ASSETS
Short-term investments, trading, at fair value	$9	$2
Short-term investments, available-for-sale, at fair value (amortized cost: 2024 - $45; 2023 - $62)	45	62
Fixed maturities, trading, at fair value	1,698	1,949
Fixed maturities, available-for-sale, at fair value (amortized cost: 2024 - $5,381; 2023 - $5,642; net of allowance: 2024 - $14; 2023 - $16)	4,971	5,261
Funds held	4,730	5,251
Equities, at fair value (cost: 2024 - $602; 2023 - $615)	761	701
Other investments, at fair value (includes consolidated variable interest entity: 2024 - $101; 2023 - $59)	4,091	3,853
Equity method investments	318	334
Total investments (Note 5 and Note 11)	16,623	17,413
Cash and cash equivalents (includes consolidated variable interest entity: 2023 - $8)	469	564
Restricted cash and cash equivalents	283	266
Accrued interest receivable	63	71
Reinsurance balances recoverable on paid and unpaid losses (net of allowance: 2024 - $119; 2023 - $131)	582	740
Reinsurance balances recoverable on paid and unpaid losses, at fair value (Note 11)	199	217
Insurance balances recoverable (net of allowance: 2024 - $4; 2023 - $5) (Note 10)	169	172
Net deferred charge assets (Note 7)	687	731
Other assets	821	739
TOTAL ASSETS	$19,896	$20,913
LIABILITIES
Losses and loss adjustment expenses (Note 8)	$10,148	$11,196
Losses and loss adjustment expenses, at fair value (Note 8 and Note 11)	1,056	1,163
Defendant asbestos and environmental liabilities (Note 10)	540	567
Insurance and reinsurance balances payable	32	43
Debt obligations	1,832	1,831
Other liabilities (includes consolidated variable interest entity: 2024 and 2023 - $1)	408	465
TOTAL LIABILITIES	14,016	15,265
COMMITMENTS AND CONTINGENCIES (Note 17)
SHAREHOLDERS’ EQUITY (Note 14)
Voting ordinary shares (par value $1 each, issued and outstanding 2024: 15,230,911; 2023: 15,196,685)	15	15
Preferred Shares:
Series C Preferred Shares (issued and held in treasury 2024 and 2023: 388,571)	—	—
Series D Preferred Shares (issued and outstanding 2024 and 2023: 16,000; liquidation preference $400)	400	400
Series E Preferred Shares (issued and outstanding 2024 and 2023: 4,400; liquidation preference $110)	110	110
Treasury shares, at cost:
Series C Preferred shares (2024 and 2023: 388,571)	(422)	(422)
Joint Share Ownership Plan (voting ordinary shares, held in trust 2024 and 2023: 565,630)	(1)	(1)
Additional paid-in capital	591	579
Accumulated other comprehensive loss	(357)	(336)
Retained earnings	5,435	5,190
Total Enstar Shareholders’ Equity	5,771	5,535
Noncontrolling interests (Note 13)	109	113
TOTAL SHAREHOLDERS’ EQUITY	5,880	5,648
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$19,896	$20,913
See accompanying notes to the unaudited condensed consolidated financial statements.

ENSTAR GROUP LIMITED
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Six Months Ended June 30, 2024 and 2023
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(expressed in millions of U.S. dollars, except share and per share data)
REVENUES
Net premiums earned	$5	$7	$16	$15
Net investment income	155	172	315	328
Net realized losses	(9)	(25)	(15)	(43)
Fair value changes in trading securities, funds held and other investments	86	(2)	171	204
Other (loss) income	(1)	2	(1)	282
Total revenues	236	154	486	786
EXPENSES
Net incurred losses and loss adjustment expenses
Current period	4	3	9	13
Prior periods	(62)	(10)	(86)	(20)
Total net incurred losses and loss adjustment expenses	(58)	(7)	(77)	(7)
Amortization of net deferred charge assets	29	24	59	41
Acquisition costs	1	4	2	6
General and administrative expenses	98	85	185	174
Interest expense	23	22	45	45
Net foreign exchange losses (gains)	1	5	(8)	(1)
Total expenses	94	133	206	258
INCOME BEFORE INCOME TAXES	142	21	280	528
Income tax benefit (expense)	2	4	(3)	5
(Loss) income from equity method investments	(8)	14	(13)	25
NET INCOME	136	39	264	558
Less: Net income attributable to noncontrolling interests	(1)	(9)	(1)	(95)
NET INCOME ATTRIBUTABLE TO ENSTAR	135	30	263	463
Dividends on preferred shares	(9)	(9)	(18)	(18)
NET INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$126	$21	$245	$445
Earnings per ordinary share attributable to Enstar Ordinary Shareholders:
Basic	$8.59	$1.36	$16.72	$27.44
Diluted	$8.49	$1.34	$16.49	$27.19
Weighted average ordinary shares outstanding:
Basic	14,664,767	15,460,318	14,652,962	16,216,080
Diluted	14,846,505	15,660,981	14,854,673	16,366,517
See accompanying notes to the unaudited condensed consolidated financial statements.

ENSTAR GROUP LIMITED
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the Three and Six Months Ended June 30, 2024 and 2023
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(expressed in millions of U.S. dollars)
NET INCOME	$136	$39	$264	$558
Other comprehensive income (loss), net of income taxes:
Unrealized (losses) gains on fixed maturities, available-for-sale arising during the period	(3)	(34)	(36)	23
Reclassification adjustment for change in allowance for credit losses recognized in net income	(2)	5	(1)	(4)
Reclassification adjustment for net realized losses included in net income	10	20	15	47
Unrealized gains (losses) arising during the period, net of reclassification adjustments	5	(9)	(22)	66
Reclassification adjustment for remeasurement of future policyholder benefits included in net income	—	—	—	(363)
Change in currency translation adjustment	2	(3)	1	2
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	—	21	—	21
Total other comprehensive income (loss)	7	9	(21)	(274)
Comprehensive income	143	48	243	284
Less: Comprehensive loss attributable to noncontrolling interests	(1)	(10)	(1)	(7)
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENSTAR	$142	$38	$242	$277
See accompanying notes to the unaudited condensed consolidated financial statements.

ENSTAR GROUP LIMITED
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
SHAREHOLDERS’ EQUITY
For the Three Months Ended June 30, 2024 and 2023
	Share Capital (1)
		Preferred Shares		Treasury Shares
	Voting Ordinary Shares	Series D	Series E	Series C Preferred Shares	JSOP	APIC	AOCI	Retained Earnings	Total Enstar Shareholders’ Equity	NCI	Total Shareholders’ Equity
	(in millions of U.S. dollars)
Three Months Ended June 30, 2024
Balance as at March 31, 2024	$15	$400	$110	$(422)	$(1)	$585	$(364)	$5,309	$5,632	$114	$5,746
Net income attributable to Enstar or noncontrolling interests	—	—	—	—	—	—	—	135	135	1	136
Dividends on preferred shares	—	—	—	—	—	—	—	(9)	(9)	—	(9)
Amortization of share-based compensation	—	—	—	—	—	8	—	—	8	—	8
Acquisition of noncontrolling shareholders’ interest in subsidiary	—	—	—	—	—	—	—	—	—	(6)	(6)
Other comprehensive income, net of tax	—	—	—	—	—	—	7	—	7	—	7
Other	—	—	—	—	—	(2)	—	—	(2)	—	(2)
Balance as at June 30, 2024	$15	$400	$110	$(422)	$(1)	$591	$(357)	$5,435	$5,771	$109	$5,880
Three Months Ended June 30, 2023
Balance as at March 31, 2023	$16	$400	$110	$(422)	$(1)	$440	$(496)	$4,830	$4,877	$7	$4,884
Net income attributable to Enstar or noncontrolling interests (excludes redeemable non controlling interests)	—	—	—	—	—	—	—	30	30	1	31
Dividends on preferred shares	—	—	—	—	—	—	—	(9)	(9)	—	(9)
Amortization of share-based compensation	—	—	—	—	—	8	—	—	8	—	8
Acquisition of noncontrolling shareholders’ interest in subsidiary	—	—	—	—	—	—	—	—	—	(1)	(1)
Other comprehensive income, net of tax	—	—	—	—	—	—	8	—	8	—	8
Other	—	—	—	—	—	(1)	—	—	(1)	4	3
Balance as at June 30, 2023	$16	$400	$110	$(422)	$(1)	$447	$(488)	$4,851	$4,913	$11	$4,924

(1)
Series C non-voting convertible shares, Series E non-voting convertible shares and Series C convertible participating non-voting shares were excluded from these tables as all amounts were less than $1 million.

See accompanying notes to the unaudited condensed consolidated financial statements.

ENSTAR GROUP LIMITED
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
SHAREHOLDERS’ EQUITY
For the Six Months Ended June 30, 2024 and 2023
	Share Capital (1)
		Non-voting Convertible Ordinary Shares	Preferred Shares		Treasury Shares
	Voting Ordinary Shares	Series C	Series D	Series E	Series C Preferred Shares	JSOP	APIC	AOCI	Retained Earnings	Total Enstar Shareholders’ Equity	NCI	Total Shareholders’ Equity
	(in millions of U.S. dollars)
Six Months Ended June 30, 2024
Balance as at December 31, 2023	$15	$—	$400	$110	$(422)	$(1)	$579	$(336)	$5,190	$5,535	$113	$5,648
Net income attributable to Enstar or noncontrolling interests	—	—	—	—	—	—	—	—	263	263	1	264
Dividends on preferred shares	—	—	—	—	—	—	—	—	(18)	(18)	—	(18)
Amortization of share-based compensation	—	—	—	—	—	—	16	—	—	16	—	16
Acquisition of noncontrolling shareholders’ interest in subsidiary	—	—	—	—	—	—	—	—	—	—	(6)	(6)
Other comprehensive loss, net of tax	—	—	—	—	—	—	—	(21)	—	(21)	—	(21)
Other	—	—	—	—	—	—	(4)	—	—	(4)	1	(3)
Balance as at June 30, 2024	$15	$—	$400	$110	$(422)	$(1)	$591	$(357)	$5,435	$5,771	$109	$5,880
Six Months Ended June 30, 2023
Balance as at December 31, 2022	$16	$1	$400	$110	$(422)	$(1)	$766	$(302)	$4,406	$4,974	$186	$5,160
Net income attributable to Enstar or noncontrolling interests (excludes redeemable noncontrolling interests)	—	—	—	—	—	—	—	—	463	463	86	549
Dividends on preferred shares	—	—	—	—	—	—	—	—	(18)	(18)	—	(18)
Ordinary shares repurchased	—	(1)	—	—	—	—	(339)	—	—	(340)	—	(340)
Amortization of share-based compensation	—	—	—	—	—	—	14	—	—	14	—	14
Acquisition of noncontrolling shareholders’ interest in subsidiary	—	—	—	—	—	—	9	—	—	9	(175)	(166)
Other comprehensive loss, net of tax	—	—	—	—	—	—	—	(186)	—	(186)	(90)	(276)
Other	—	—	—	—	—	—	(3)	—	—	(3)	4	1
Balance as at June 30, 2023	$16	$—	$400	$110	$(422)	$(1)	$447	$(488)	$4,851	$4,913	$11	$4,924

(1)
Series E non-voting convertible shares and Series C convertible participating non-voting shares were excluded from these tables as all amounts were less than $1 million.

See accompanying notes to the unaudited condensed consolidated financial statements.

ENSTAR GROUP LIMITED
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2024 and 2023
	Six Months Ended June 30,
	2024	2023
	(expressed in millions of U.S. dollars)
OPERATING ACTIVITIES:
Net income	$264	$558
Adjustments to reconcile net income to cash flows provided by operating activities:
Realized losses on investments	15	43
Fair value changes in trading securities, funds held and other investments	(171)	(204)
Amortization of net deferred charge assets	59	41
Depreciation, accretion and other amortization	(7)	3
Net gain on Enhanzed Re novation	—	(275)
Loss (income) from equity method investments	13	(25)
Other adjustments	12	(10)
Changes in:
Reinsurance balances recoverable on paid and unpaid losses	176	4
Losses and loss adjustment expenses	(1,167)	859
Defendant asbestos and environmental liabilities	(26)	(20)
Insurance and reinsurance balances payable	(11)	31
Other operating assets and liabilities	(172)	(169)
Funds held	464	(993)
Cash from/(to) operating activities:
Cash consideration for the Enhanzed Re novation	—	94
Sales and maturities of trading securities	445	737
Purchases of trading securities	(162)	(237)
Net cash flows (used in) provided by operating activities	(268)	437
INVESTING ACTIVITIES:
Sales and maturities of available-for-sale securities	981	1,196
Purchase of available-for-sale securities	(713)	(1,203)
Purchase of other investments	(346)	(378)
Proceeds from other investments	268	353
Proceeds from the sale of equity method investments	20	—
Other	1	1
Net cash flows provided by (used in) investing activities	211	(31)
FINANCING ACTIVITIES:
Dividends on preferred shares	(18)	(18)
Dividends paid to redeemable noncontrolling interest	—	(175)
Repurchase of shares	—	(340)
Acquisition of noncontrolling interest	(6)	—
Net cash flows used in financing activities	(24)	(533)
EFFECT OF EXCHANGE RATE CHANGES ON FOREIGN CURRENCY CASH AND CASH EQUIVALENTS	3	(17)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(78)	(144)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	830	1,330
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$752	$1,186
Supplemental Cash Flow Information:
Income taxes (received) paid, net of refunds	$(14)	$7
Interest paid	$44	$44
Reconciliation to Consolidated Balance Sheets:
Cash and cash equivalents	$469	$768
Restricted cash and cash equivalents	283	418
Cash, cash equivalents and restricted cash	$752	$1,186
Non-cash operating activities:
Novation of future policy holder benefits	$—	$828
Funds held directly managed transferred in exchange on novation of future policy holder benefits	—	(949)
Other assets / liabilities transferred on novation of future policy holder benefits	—	(62)
Losses and loss adjustment expenses transferred in connection with settlement of participation in Atrium’s Syndicate 609	—	173
Investments transferred in connection with settlement of participation in Atrium’s Syndicate 609	—	(173)
Non-cash investing activities:
Unsettled purchases of available-for-sale securities and other investments	$1	$23
Unsettled sales of available-for-sale securities and other investments	(3)	(3)
Receipt of warrants as consideration in exchange for assumption of reinsurance contract liabilities	16	—
Receipt of AFS debt securities as consideration in exchange for assumption of reinsurance contract liabilities	—	113
See accompanying notes to the unaudited condensed consolidated financial statements.

ENSTAR GROUP LIMITED
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
1. MERGER AGREEMENT

Subsequent to quarter end, on July 29, 2024, Enstar Group Limited (the “Company,” “we,” “us,” or “our”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Elk Bidco Limited (the “Parent”), an exempted company limited by shares existing under the laws of Bermuda. The Parent is backed by equity commitments from investment vehicles managed or advised by affiliates of Sixth Street Partners, LLC (“Sixth Street”). Pursuant to the Merger Agreement, there will be a series of mergers (collectively, the “Merger”) resulting in the Company surviving the Merger as a wholly-owned subsidiary of the Parent.
Under the terms of the Merger Agreement, all of the Company’s issued and outstanding ordinary shares, par value $1.00 per share, will be converted into the right to receive $338 in cash per ordinary share, except for shares held by Sixth Street and certain shareholders who will reinvest in the merged entity. The total consideration to be paid to our shareholders is approximately $5.1 billion. Completion of the Merger remains subject to certain conditions, including the approval of the Merger by the Company’s shareholders, as well as certain governmental and regulatory approvals. The Merger is currently expected to close in mid-2025.
In connection with the Merger Agreement, any Company restricted stock awards, restricted stock unit awards, deferred stock awards, and performance shares that are outstanding immediately prior to completion of the Merger will generally become vested and are included in the consideration. As part of the consideration, Enstar has agreed to a return of capital of approximately $500 million to the Company’s shareholders, which is included as part of the total $338 per ordinary share in cash received. Upon completion of the transaction, the Company’s ordinary shares will no longer be publicly listed, and the Company will become a privately-held company.
The agreement includes a 35-day “go-shop” period expiring on September 2, 2024, which permits the Company’s Board of Directors and advisors to solicit alternative acquisition proposals from third parties. There can be no assurance that this “go-shop” will result in a superior proposal, and the Company does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or is otherwise required. The Company will have the right to terminate the Merger Agreement to enter into a superior proposal both during and after the “go-shop” period, subject to the terms and conditions of the Merger Agreement.
The Merger Agreement contains termination rights for the Company and Sixth Street upon the occurrence of certain events, including, among others:

1.
if the consummation of the Merger does not occur on or before July 29, 2025 (the “Closing Date”); except that if the effective time of the Merger has not occurred by July 29, 2025 due to the fact that all required applicable regulatory approvals have not been obtained on acceptable terms but all other conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied) or (to the extent permitted by law) waived, the Closing Date would be automatically extended by another six months;

2.
if the Company wishes to terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement); and

3.
if Sixth Street wishes to terminate the Merger Agreement upon the occurrence of a Specified Debt Event of Default (as defined in the Merger Agreement).

Upon termination of the Merger Agreement under specified circumstances, including, among others, the termination by the Company in the event of a change of recommendation by the Company’s Board of Directors or in order to enter into a definitive agreement with respect to a Superior Proposal, the Company would be required to pay Sixth Street a termination fee of $145 million (or $102 million if such termination occurs during the “go-shop” period). In addition, upon termination of the Merger Agreement by Sixth Street, under certain circumstances, Sixth Street would be required to pay the Company a termination fee of $265 million, or if Sixth Street terminates the Merger Agreement upon a Specified Debt Event of Default, a termination fee of $97 million.
2. BASIS OF PRESENTATION

Enstar Group Limited is a leading global (re)insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe and Australia. Our core focus is acquiring and managing (re)insurance companies and portfolios of (re)insurance business in run-off.

These unaudited condensed consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial information and in conformity with the instructions to Form 10-Q and Article 10 of Regulation S-X of the Rules and Regulations of the Securities and Exchange Commission (“SEC”). Accordingly, they do not include all of the financial information and note disclosures required by U.S. GAAP for complete consolidated financial statements.
In the opinion of management, these unaudited condensed consolidated financial statements reflect all adjustments, that are normal and recurring in nature, necessary for a fair statement of the financial results for the interim periods. All intercompany accounts and transactions have been eliminated and certain comparative information has been reclassified to conform to the current presentation.
The results of operations for any interim period are not necessarily indicative of results for the full year. These unaudited condensed consolidated financial statements and related notes should be read in conjunction with the consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2023.
Recently Issued Accounting Pronouncements Not Yet Adopted
ASU 2023-07 - Improvements to Reportable Segment Disclosures
In November 2023, the FASB issued ASU 2023-07, which includes the following amendments to Topic 280 Segment Reporting:

•
Disclose, on an annual and interim basis, significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”) and included within the segment measure of profit or loss;

•
Disclose, on an annual and interim basis, an amount for other segment items by reportable segment and a description of its composition;

•
Disclose, on an interim basis, all annual disclosures about a reportable segment’s profit or loss and assets currently required by Topic 280;

•
Clarify that an entity is not precluded from reporting one or more additional measure(s) of segment profit or loss if the CODM uses more than one measure in assessing segment performance and deciding how to allocate resources;

•
Disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources; and

•
Require an entity with a single reportable segment to provide all disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280.

These amendments are effective for annual reporting periods beginning after December 15, 2023 and interim reporting periods beginning after December 15, 2024, and must be applied retrospectively to all prior periods presented. Early adoption is permitted.
Adopting ASU 2023-07 will require us to expand our segment disclosures. We will retrospectively adopt this ASU for our Form 10-K for the year ended December 31, 2024 and interim periods beginning in 2025.
ASU 2023-09 - Improvements to Income Tax Disclosures
In December 2023, the FASB issued ASU 2023-09, which includes the following amendments to Topic 740 Income Taxes:

•
Disclose, on an annual basis, specific categories in the rate reconciliation;

•
Disclose, on an annual basis, additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than 5% of the amount computed by multiplying pretax income (or loss) by the applicable statutory income tax rate);

•
Disclose, on an annual basis, the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes;

•
Disclose, on an annual basis, the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5% of total income taxes paid (net of refunds received);

•
Disclose income (or loss) from continuing operations before income tax expense (or benefit) disaggregated between domestic and foreign;

•
Disclose income tax expense (or benefit) from continuing operations disaggregated by federal (national), state, and foreign;

•
Eliminates the requirement to disclose the nature and estimate of the range of the reasonably possible change in the unrecognized tax benefits balance in the next 12 months or make a statement that an estimate of the range cannot be made; and

•
Eliminates the requirement to disclose the cumulative amount of each type of temporary difference when a deferred tax liability is not recognized because of the exceptions to comprehensive recognition of deferred taxes related to subsidiaries and corporate joint ventures.

These amendments are effective for annual reporting periods beginning after December 15, 2024, and should be applied prospectively, however retrospective application is permitted. Early adoption is permitted.
Adopting ASU 2023-09 will require us to expand our income tax disclosures. We are currently determining the period in which the new guidance will be adopted.
3. SIGNIFICANT NEW BUSINESS

We define new business as material transactions, which generally take the form of reinsurance or direct business transfers, or business acquisitions.
Signed and closed agreements
The table below sets forth a summary of the new reinsurance business that we closed with R&Q (Accredited) in the six months ended June 30, 2024:
Line of Business	Consideration Received	Net Loss Reserves Assumed	DCA (1)	Type of Transaction	Remaining Limit upon Acquisition	Jurisdiction
	(in millions of U.S. dollars)
Diversified mix including asbestos, general casualty, and workers’ compensation	$282	$297	$15	LPT and ADC	$111	U.S., U.K. and Europe

(1)
Where the estimated ultimate losses payable exceed the consideration received at the inception of the agreement, a deferred charge asset (“DCA”) is recorded. Refer to Note 7 for additional information.

Signed agreements not closed as of June 30, 2024
During the six months ended June 30, 2024, we entered into new reinsurance deals with SiriusPoint and Insurance Australia Group, that had yet to close as at June 30, 2024. Additionally, in July 2024 we closed on a deal to reinsure certain 2019 and 2020 business written by a third-party capital platform which uses an Insurance Linked securities (“ILS”) mechanism to fund its risks, for which Enstar will receive a premium of $350 million for the portfolio.
The table below sets forth a summary of new reinsurance business that we have signed between January 1, 2024 and June 30, 2024 but that had not closed as of June 30, 2024:
Line of Business	Agreement Date	Type of Transaction	Estimated Reserves (1)
			(in millions of U.S. dollars)
Workers’ compensation (2)	April 30, 2024	LPT	$400
Property catastrophe and COVID-19 exposures (3)	June 4, 2024	LPT	350
Product & public liability, compulsory third-party motor, professional risks, and workers’ compensation (2)	June 26, 2024	ADC	200
Total			$950

(1)
Estimated reserves are subject to changes from finalization procedures following the closing of the transactions.

(2)
The closing of these signed transactions are subject to regulatory approval and other closing conditions.

(3)
On July 25, 2024, this LPT transaction was closed.

4. SEGMENT INFORMATION

Our segment structure is aligned with how our CODM, our Chief Executive Officer, views our business, assesses performance and allocates resources to our business components. Effective January 1, 2024, our business is organized into two reportable segments: (i) Run-off and (ii) Investments. In addition, our Corporate and other activities, which do not qualify as an operating segment, include income and expense items that are not directly attributable to our reportable segments and activities from the former Assumed Life and Legacy Underwriting reportable segments.
Effective January 1, 2024, each of our Assumed Life and Legacy Underwriting reportable segments were determined to no longer meet the definition of reportable segments as they no longer engage in any active business activities following the series of commutation and novation transactions in Enhanzed Re and the settlement of the arrangements between SGL No. 1, Arden, and Atrium. Given the cessation of business activities and that all remaining activities are not expected to be material, all residual income or expense of the former Assumed Life and Legacy Underwriting reportable segments will be prospectively included within our Corporate and other activities.
The Assumed Life segment previously included Enhanzed Re’s life and property aggregate excess of loss (catastrophe) business. In August 2022, Enhanzed Re entered into a Master Agreement with Cavello Bay Reinsurance Limited (“Cavello”), a wholly-owned subsidiary of Enstar, and Allianz, pursuant to which a series of commutation and novation agreements were completed which ceased any continuing reinsurance obligations for this segment. We recognized the impact of transactions that closed in the fourth quarter of 2022 in the first quarter of 2023 due to the one quarter lag in reporting.
The Legacy Underwriting segment previously included participation in direct underwriting activities, including a 25% participation within 2020 and prior underwriting years of Atrium’s Syndicate 609 at Lloyd’s, offset by the contractual transfer of the results of that business to the Atrium entities that were divested in an exchange transaction. All remaining contractual arrangements were settled in the second quarter of 2023. Other than the settlement of these amounts, no other transactions were recorded in the Legacy Underwriting segment in 2023.
Our assets are reviewed on a consolidated basis by management for decision making purposes since they support business operations across both of our reportable segments as well as our Corporate and other activities. We do not allocate assets to our reportable segments with the exception of (re)insurance balances recoverable on paid and unpaid losses and goodwill (all goodwill is attributable to the Run-off segment) that are directly attributable to our reportable segments.
The following table sets forth select unaudited condensed consolidated statements of operations results by segment and our Corporate and other activities:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars)
Revenues
Run-off	$8	$12	$22	$25
Investments	232	145	471	489
Assumed Life (1)	—	—	—	275
Subtotal	240	157	493	789
Corporate and other (1)	(4)	(3)	(7)	(3)
Total revenues	$236	$154	$486	$786
(Loss) income from equity method investments
Investments	$(8)	$14	$(13)	$25
Segment net income (loss)
Run-off	$19	$(34)	$8	$(39)
Investments	214	149	438	493
Assumed Life (1)	—	—	—	275
Total segment net income	233	115	446	729
Corporate and other (1):
Other expense (2)	(4)	(3)	(7)	(3)
Net incurred losses and loss adjustment expenses (“LAE”) (3)	(2)	2	(1)	(21)
Amortization of net deferred charge assets	(29)	(24)	(59)	(41)
General and administrative expenses	(40)	(28)	(75)	(67)
Interest expense	(23)	(22)	(45)	(45)
Net foreign exchange (losses) gains	(1)	(5)	8	1
Income tax benefit (expense)	2	4	(3)	5
Less: Net income attributable to noncontrolling interests	(1)	(9)	(1)	(95)
Dividends on preferred shares	(9)	(9)	(18)	(18)
Total - Corporate and other loss	(107)	(94)	(201)	(284)
Net income attributable to Enstar Ordinary Shareholders	$126	$21	$245	$445

(1)
Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments. In addition, Legacy Underwriting had no revenue or income activity for the three and six months ended June 30, 2024 and 2023 and therefore is excluded from the table above.

(2)
Other expense for Corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC.

(3)
Net incurred losses and LAE for Corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option.

5. INVESTMENTS

Short-term and Fixed Maturity Investments
Asset Types
The fair values of the following underlying asset categories are set out below:
	June 30, 2024
	Short-term investments, trading	Short-term investments, AFS	Fixed maturities, trading	Fixed maturities, AFS	Total
	(in millions of U.S. dollars)
U.S. government and agency	$—	$28	$28	$214	$270
U.K. government	—	—	17	34	51
Other government	6	6	108	223	343
Corporate	3	11	1,243	2,512	3,769
Municipal	—	—	37	83	120
Residential mortgage-backed	—	—	53	398	451
Commercial mortgage-backed	—	—	124	749	873
Asset-backed	—	—	88	758	846
Total fixed maturity and short-term investments	$9	$45	$1,698	$4,971	$6,723
	December 31, 2023
	Short-term investments, trading	Short-term investments, AFS	Fixed maturities, trading	Fixed maturities, AFS	Total
	(in millions of U.S. dollars)
U.S. government and agency	$—	$38	$76	$212	$326
U.K. government	—	—	21	51	72
Other government	—	2	144	245	391
Corporate	2	22	1,349	2,758	4,131
Municipal	—	—	49	93	142
Residential mortgage-backed	—	—	55	432	487
Commercial mortgage-backed	—	—	138	703	841
Asset-backed	—	—	117	767	884
Total fixed maturity and short-term investments	$2	$62	$1,949	$5,261	$7,274
Included within residential mortgage-backed securities as of June 30, 2024 were securities issued by U.S. governmental agencies with a fair value of $266 million (December 31, 2023: $306 million).
Included within commercial mortgage-backed securities as of June 30, 2024 were securities issued by U.S. governmental agencies with a fair value of $66 million (December 31, 2023: $73 million).
Contractual Maturities
The contractual maturities of our short-term and fixed maturity investments, classified as trading and AFS are shown below. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

As of June 30, 2024	Amortized Cost	Fair Value	% of Total Fair Value
	(in millions of U.S. dollars)
One year or less	$402	$395	5.9%
More than one year through five years	2,030	1,921	28.5%
More than five years through ten years	1,424	1,278	19.0%
More than ten years	1,278	959	14.3%
Residential mortgage-backed	494	451	6.7%
Commercial mortgage-backed	929	873	13.0%
Asset-backed	838	846	12.6%
	$7,395	$6,723	100.0%
Unrealized Gains and Losses on AFS Short-term and Fixed Maturity Investments
The amortized cost, unrealized gains and losses, allowance for credit losses and fair values of our short-term and fixed maturity investments classified as AFS were as follows:
			Gross Unrealized Losses
As of June 30, 2024	Amortized Cost	Gross Unrealized Gains	Non-Credit Related Losses	Allowance for Credit Losses	Fair Value
	(in millions of U.S. dollars)
U.S. government and agency	$260	$—	$(18)	$—	$242
U.K. government	37	—	(3)	—	34
Other government	238	1	(10)	—	229
Corporate	2,815	8	(286)	(14)	2,523
Municipal	97	—	(14)	—	83
Residential mortgage-backed	437	3	(42)	—	398
Commercial mortgage-backed	795	1	(47)	—	749
Asset-backed	747	14	(3)	—	758
	$5,426	$27	$(423)	$(14)	$5,016
			Gross Unrealized Losses
As of December 31, 2023	Amortized Cost	Gross Unrealized Gains	Non-Credit Related Losses	Allowance for Credit Losses	Fair Value
	(in millions of U.S. dollars)
U.S. government and agency	$268	$1	$(19)	$—	$250
U.K. government	49	3	(1)	—	51
Other government	250	5	(8)	—	247
Corporate	3,040	23	(268)	(15)	2,780
Municipal	107	1	(15)	—	93
Residential mortgage-backed	466	3	(37)	—	432
Commercial mortgage-backed	760	1	(57)	(1)	703
Asset-backed	764	10	(7)	—	767
	$5,704	$47	$(412)	$(16)	$5,323
Gross Unrealized Losses on AFS Short-term and Fixed Maturity Investments
The following tables summarizes our short-term and fixed maturity investments classified as AFS that were in a gross unrealized loss position, for which an allowance for credit losses has not been recorded, as explained below:

	12 Months or Greater		Less Than 12 Months		Total
As of June 30, 2024	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions of U.S. dollars)
U.S. government and agency	$126	$(17)	$84	$(1)	$210	$(18)
U.K. government	9	(2)	16	(1)	25	(3)
Other government	61	(8)	115	(2)	176	(10)
Corporate	1,720	(281)	366	(5)	2,086	(286)
Municipal	72	(14)	4	—	76	(14)
Residential mortgage-backed	246	(41)	40	(1)	286	(42)
Commercial mortgage-backed	422	(41)	235	(6)	657	(47)
Asset-backed	52	(2)	168	(1)	220	(3)
Total short-term and fixed maturity investments	$2,708	$(406)	$1,028	$(17)	$3,736	$(423)
	12 Months or Greater		Less Than 12 Months		Total
As of December 31, 2023	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions of U.S. dollars)
U.S. government and agency	$135	$(18)	$43	$(1)	$178	$(19)
U.K. government	9	(1)	4	—	13	(1)
Other government	70	(8)	10	—	80	(8)
Corporate	1,854	(265)	243	(3)	2,097	(268)
Municipal	78	(15)	2	—	80	(15)
Residential mortgage-backed	267	(36)	41	(1)	308	(37)
Commercial mortgage-backed	410	(48)	225	(9)	635	(57)
Asset-backed	239	(6)	100	(1)	339	(7)
Total short-term and fixed maturity investments	$3,062	$(397)	$668	$(15)	$3,730	$(412)
As of June 30, 2024 and December 31, 2023, the number of securities classified as AFS in an unrealized loss position for which an allowance for credit loss is not recorded was 2,405 and 2,156, respectively. Of these securities, the number of securities that had been in an unrealized loss position for twelve months or longer was 1,493 and 1,736, respectively.
The contractual terms of a majority of these investments do not permit the issuers to settle the securities at a price less than the amortized cost basis of the security. While interest rates have increased and credit spreads have widened, and in certain cases credit ratings were downgraded, we currently do not expect the issuers of these fixed maturities will settle them at a price less than their amortized cost basis and therefore we expect to recover the entire amortized cost basis of each security. Furthermore, we do not intend to sell the securities that are currently in an unrealized loss position, and it is also not likely that we will be required to sell the securities, before the recovery of their amortized cost bases.
Allowance for Credit Losses on AFS Fixed Maturity Investments
The following table provides a reconciliation of the beginning and ending allowance for credit losses on our AFS debt securities:

	Three Months Ended June 30,
	2024			2023
	Corporate	Commercial mortgage backed	Total	Corporate	Commercial mortgage backed	Total
	(in millions of U.S. dollars)
Allowance for credit losses, beginning of period	$(16)	$(1)	$(17)	$(21)	$—	$(21)
Allowances for credit losses on securities for which credit losses were not previously recorded	(1)	—	(1)	(2)	(2)	(4)
Reductions for securities sold during the period	1	—	1	2	—	2
Decrease (increase) to the allowance for credit losses on securities that had an allowance recorded in the previous period	2	1	3	(1)	—	(1)
Allowance for credit losses, end of period	$(14)	$—	$(14)	$(22)	$(2)	$(24)
	Six Months Ended June 30,
	2024			2023
	Corporate	Commercial mortgage backed	Total	Other government	Corporate	Commercial mortgage backed	Total
	(in millions of U.S. dollars)
Allowance for credit losses, beginning of period	$(15)	$(1)	$(16)	$(1)	$(32)	$—	$(33)
Allowances for credit losses on securities for which credit losses were not previously recorded	(1)	—	(1)	—	(3)	(2)	(5)
Reductions for securities sold during the period	1	—	1	—	5	—	5
Decrease to the allowance for credit losses on securities that had an allowance recorded in the previous period	1	1	2	1	8	—	9
Allowance for credit losses, end of period	$(14)	$—	$(14)	$—	$(22)	$(2)	$(24)
During the three and six months ended June 30, 2024 and 2023, we did not have any write-offs charged against the allowance for credit losses or any recoveries of amounts previously written off.
Equity Investments
The following table summarizes our equity investments:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Equity Investments
Publicly traded equity investments in common and preferred stocks	$292	$275
Exchange-traded funds	71	82
Privately held equity investments in common and preferred stocks	382	344
Warrants and other	16	—
	$761	$701

Other Investments
The following table summarizes our other investments carried at fair value:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Other Investments
Private equity funds	$1,794	$1,617
Private credit funds	669	625
Hedge funds	551	491
Fixed income funds	545	605
Real estate fund	319	269
CLO equity funds	160	182
CLO equities	49	60
Equity funds	4	4
	$4,091	$3,853
Other investments, including equities measured at fair value using NAV as a practical expedient
We use NAV as a practical expedient to fair value certain of our other investments, including equities.
The table below details the estimated period by which proceeds would be received if we had provided notice of our intent to redeem or initiated a sales process as of June 30, 2024 for our investments measured at fair value using NAV as a practical expedient:
	Less than 1 Year	1 - 2 years	2 - 3 years	More than 3 years	Not Eligible/ Restricted	Total	Redemption Frequency (1)
	(in millions of U.S. dollars)
Equities
Privately held equity investments	$—	$—	$—	$—	$49	$49	not eligible/ restricted
Other investments
Private equity funds	$65	$—	$—	$—	$1,729	$1,794	quarterly
Hedge funds	551	—	—	—	—	551	monthly to bi‑annually
Fixed income funds	497	—	—	—	43	540	monthly to quarterly
Private credit funds	—	—	—	—	479	479	not eligible / restricted
Real estate fund	—	—	—	—	319	319	not eligible/ restricted
CLO equity funds	158	—	—	—	2	160	quarterly to bi-annually
	$1,271	$—	$—	$—	$2,621	$3,892

(1)
Redemption frequency relates to unrestricted amounts.

Equity Method Investments
The table below shows our equity method investments:
	June 30, 2024		December 31, 2023
	Ownership %	Carrying Value	Ownership %	Carrying Value
	(in millions of U.S. dollars)
Monument Re (1)	24.6%	47	20.0%	95
Core Specialty	19.8%	259	19.9%	225
Other	27.0%	12	27.0%	14
		$318		$334

(1)
As of June 30, 2024, we own 24.6% of the common shares in Monument Re. We converted all of our preferred shares in Monument Midco to common shares in Monument Re on January 2, 2024. As of December 31, 2023, we owned 20.0% of the common shares in Monument Re as well as preferred shares in Monument Midco which had fixed dividend yields (where declared).

Funds Held
Under funds held arrangements, the reinsured company has retained funds that would otherwise have been remitted to us. The funds held balance is credited with investment income and losses paid are deducted.
We present funds held as a single category within the consolidated balance sheets. The following table summarizes the components of funds held:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Funds held - directly managed	$2,204	$2,502
Funds held by reinsured companies	2,526	2,749
Total funds held	$4,730	$5,251
Funds Held - Directly Managed
The following table summarizes the components of the investments collateralizing the funds held - directly managed:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Funds held - directly managed, at cost	$2,326	$2,608
Fair value changes in:
Accumulated change in fair value - embedded derivative accounting	(122)	(106)
Funds held - directly managed, at fair value	$2,204	$2,502
The majority of our funds held - directly managed is comprised of short-term and fixed maturities. The $298 million decrease in funds held - directly managed from December 31, 2023 to June 30, 2024 was primarily driven by net paid losses.
Funds Held by Reinsured Companies
The following table summarizes the components of our funds held by reinsured companies:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Funds held by reinsurance companies, at amortized cost	$2,504	$2,709
Fair value of embedded derivative (1)	22	40
Funds held by reinsured companies	$2,526	$2,749

(1)
Pursuant to the terms of the Aspen Insurance Holdings transaction entered in 2022, in addition to earning a fixed crediting rate (“base crediting rate”) on the funds withheld through September 30, 2025, we receive a variable return (together, the “full crediting rate”). The embedded derivative represents the fair value of the amount by which all future interest payments on the funds withheld balance made at the full crediting rate are expected to exceed all future interest payments made on the funds withheld balance at the base crediting rate.

The $223 million decrease in funds held by reinsured companies from December 31, 2023 to June 30, 2024 was primarily driven by net paid losses specific to the Aspen LPT.

Net Investment Income
Major categories of net investment income are summarized as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars)
Fixed maturity investments	$83	$81	$167	$160
Short-term investments and cash and cash equivalents	7	10	15	17
Funds held	54	62	112	112
Investment income from fixed maturities and cash and cash equivalents	144	153	294	289
Equity investments	8	10	16	24
Other investments	11	13	23	23
Investment income from equities and other investments	19	23	39	47
Gross investment income	163	176	333	336
Investment expenses	(8)	(4)	(18)	(8)
Net investment income	$155	$172	$315	$328
Net Realized Gains (Losses) and Fair Value Changes
Investment purchases and sales are recorded on a trade-date basis. Realized gains and losses on the sale of investments are based upon specific identification of the cost of investments. Components of net realized gains (losses) and fair value changes recorded within our unaudited condensed consolidated statements of operations were as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars)
Net realized losses on sales:
Gross realized gains (losses) on fixed maturity securities, AFS	$1	$(3)	$6	$2
Gross realized losses on fixed maturity securities, AFS	(11)	(17)	(21)	(49)
Decrease (increase) in allowance for expected credit losses on fixed maturity securities, AFS	1	(5)	—	4
Total net realized losses on sales	$(9)	$(25)	$(15)	$(43)
Fair value changes in trading securities, funds held and other investments:
Fixed maturity securities, trading	$(16)	$(42)	$(30)	$(2)
Funds held - directly managed	(10)	(22)	(15)	(3)
Equity securities	35	39	72	92
Other investments	78	27	145	112
Investment derivatives	(1)	(4)	(1)	5
Total fair value changes in trading securities, funds held and other investments	$86	$(2)	$171	$204
Net realized losses and fair value changes in trading securities, funds held and other investments	$77	$(27)	$156	$161
The gross realized gains and losses on AFS investments for the three months ended June 30, 2024 and 2023 included in the table above resulted from sales of AFS investments of $200 million and $337 million, respectively. The gross realized gains and losses on AFS investments for the six months ended June 30, 2024 and 2023 included in the table above resulted from sales of $636 million and $993 million, respectively.
For the three months ended June 30, 2024 and 2023, fair value changes in trading securities, funds held and other investments recorded within the statement of operations relating to equity securities still held on the balance sheet date were $33 million and $26 million, respectively.

For the six months ended June 30, 2024 and 2023, fair value changes in trading securities, funds held and other investments recorded within the statement of operations relating to equity securities still held on the balance sheet date were $70 million and $69 million, respectively.
Restricted Assets
The carrying value of our restricted assets, including restricted cash of $283 million and $266 million as of June 30, 2024 and December 31, 2023, respectively, was as follows:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Collateral in trust for third party agreements	$4,529	$5,301
Assets on deposit with regulatory authorities	76	80
Collateral for secured letter of credit facilities	73	78
Funds at Lloyd’s (1)	246	389
	$4,924	$5,848

(1)
We managed and provided capacity for one Lloyd’s syndicate as of both June 30, 2024 and December 31, 2023. Lloyd’s determines the required capital principally through the use of an internal model that calculates a solvency capital requirement for each syndicate. This capital is referred to as FAL and will be drawn upon in the event that a syndicate has a loss that cannot be funded from other sources.

6. DERIVATIVES AND HEDGING INSTRUMENTS

Accounting for Derivatives
Freestanding Derivatives
Freestanding derivatives are recorded on trade-dates and carried on the consolidated balance sheet either as assets within other assets or as liabilities within other liabilities at estimated fair value. We do not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in fair value changes in trading securities, funds held and other investments included in our consolidated statements of operations.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, we formally document the risk management objective and strategy for undertaking the hedging transaction, as well as the designation of the hedge.
We have qualifying net investment in foreign operation (“NIFO”) hedges. We recognize changes in the estimated fair value of the hedging derivatives within OCI, consistent with the translation adjustment for the hedged net investment in the foreign operation.
Our documentation sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and also sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
When hedge accounting is discontinued pursuant to a NIFO hedge (due to a revaluation, payment of a dividend or the disposal of our investment in a foreign operation), the derivative continues to be carried on the balance sheet at its estimated fair value. Deferred gains and losses recorded in OCI pursuant to a discontinued NIFO hedge are recognized immediately in net foreign exchange losses (gains) in our consolidated statements of operations.
Embedded Derivatives
We are party to certain reinsurance agreements that have embedded derivatives. We also have embedded derivatives on our convertible bond portfolio, recorded within fixed maturities, trading on the consolidated balance sheets. We assess each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

•
the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in net income;

•
the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

•
a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported within fair value changes in trading securities, funds held and other investments.
Derivative Strategies
We are exposed to various risks relating to our ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity price risks. We use a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. The types of derivatives we use include swaps and forwards.
Foreign Currency Derivatives
We use foreign currency exchange rate derivatives, including foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with our assets and liabilities denominated in foreign currencies. We also use foreign currency derivatives to hedge the foreign currency exchange rate risk associated with certain of our net investments in foreign operations.
In a foreign currency forward transaction, we agree with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We utilize foreign currency forwards in fair value, NIFO hedges and nonqualifying hedging relationships.
Interest Rate Derivatives
We use interest rate derivatives, specifically interest rate swaps, to reduce our exposure to changes in interest rates.
Interest rate swaps are used by us primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, we agree with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. We utilize interest rate swaps in nonqualifying hedging relationships.
In June 2024, we entered into four one-month forward interest rate swaps each with a different underlying swap term of 2 to 5 years, receiving a fixed rate and paying a floating rate with a notional value of $125 million to (1) partially mitigate the risk that interest rates could decrease prior to our receipt of the premium consideration and (2) reduce asset and liability mismatch risk driven by investment restrictions for the LPT transaction related to property catastrophe and COVID-19 exposures signed on June 4, 2024, which closed in July 2024.
Additionally, in June 2024, we entered into two one-month forward interest rate swaps, receiving a fixed rate and paying a floating rate with a notional value of AUD $195 million (USD $130 million) to partially mitigate the risk that interest rates could decrease prior to our receipt of the consideration for the ADC transaction related to product & public liability, compulsory third-party motor, professional risks, and workers’ compensation business signed on June 26, 2024.
The following table presents the gross notional amounts and estimated fair values of our derivatives recorded within other assets and other liabilities on the consolidated balance sheets as of June 30, 2024 and December 31, 2023:
	June 30, 2024			December 31, 2023
	Gross Notional Amount	Fair Value		Gross Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in millions of U.S. dollars)
Derivatives designated as hedging instruments
Foreign currency forward contracts	$281	$4	$—	$424	$1	$6
Derivatives not designated as hedging instruments
Foreign currency forward contracts	419	5	1	313	3	3
Interest rate swaps	255	—	—	—	—	—
Others	8	—	—	14	—	—
Total	$963	$9	$1	$751	$4	$9

The following table presents the net gains and losses relating to our derivative instruments for the three and six months ended June 30, 2024 and 2023:
		Amount of Net Gains (Losses)
		Three Months Ended		Six Months Ended
	Location of gain (loss) recognized on derivatives	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
		(in millions of U.S. dollars)
Derivatives designated as hedging instruments
Foreign currency forward contracts	Accumulated other comprehensive income (loss)	$—	$(7)	$8	$(12)
Derivatives not designated as hedging instruments
Foreign currency forward contracts	Net foreign exchange gains Fair value changes in trading securities, funds held and other investments	4	4	6	5
Interest rate swaps		—	(4)	—	8
7. DEFERRED CHARGE ASSETS AND DEFERRED GAIN LIABILITIES

If, at the inception of a retroactive reinsurance contract, the estimated liabilities for losses and LAE exceed the consideration received, a deferred charge asset (“DCA”) is recorded for this difference. In contrast, if the consideration received is in excess of the estimated undiscounted ultimate losses payable, a deferred gain liability (“DGL”) is recorded.
We amortize the net DCA balances over the estimated claim payment period of the related contracts with the amortization prospectively adjusted at each reporting period to reflect new estimates of the pattern and timing of remaining losses and LAE payments.
The following table presents a summary of the DCA balances and related activity for the three and six months ended June 30, 2024 and 2023 (there were no DGL balances in either period):
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars)
Beginning carrying value	$701	$641	$731	$658
Recorded during the period	15	180	15	180
Amortization	(29)	(24)	(59)	(41)
Ending carrying value	$687	$797	$687	$797
8. LOSSES AND LOSS ADJUSTMENT EXPENSES

The liability for losses and LAE, also referred to as loss reserves, represents our gross estimates before reinsurance for unpaid reported losses (Outstanding Loss Reserves, or “OLR”) and includes losses that have been incurred but not yet reported (“IBNR”) using a variety of actuarial methods. We recognize an asset for the portion of the liability that we expect to recover from reinsurers. LAE reserves include allocated LAE (“ALAE”) and unallocated LAE (“ULAE”). ALAE are linked to the settlement of an individual claim or loss, whereas ULAE are based on our estimates of future costs to administer the claims. IBNR includes amounts for unreported claims, development on known claims and reopened claims.
Our loss reserves cover multiple lines of business, including asbestos, environmental, general casualty, workers’ compensation, marine, aviation and transit, construction defect, professional indemnity/directors and officers, motor, property and other non-life lines of business. We complete most of our annual loss reserve studies in the fourth quarter of each year and, as a result, tend to record the largest movements, both favorable and adverse, to net incurred losses and LAE in this period.
We have elected to apply the fair value option for certain reinsurance contracts including loss portfolio transfers (“LPTs”) and reinsurance to close (“RITC”) transactions. This is an irrevocable election that applies to all balances under the reinsurance contract, including reinsurance balances recoverable on paid and unpaid losses and the liability for losses and LAE. The primary reason for electing the fair value option was to reduce the earnings volatility created by carrying the liabilities for losses and LAE at cost and the assets supporting those liabilities at fair value. During 2017 and 2018, we elected the fair value option on select new business and classified the supporting portfolio investments as trading securities, whereby all changes in fair value were recorded in the statements of operations. Commencing in 2019, we discontinued electing the fair value option on new business in order to better align with our evolving investment objectives.
The table below provides a consolidated reconciliation of the beginning and ending liability for losses and LAE:
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars)
Balance as of beginning of period	$11,550	$12,186	$12,359	$13,007
Reinsurance reserves recoverable on unpaid losses	(723)	(960)	(774)	(996)
Net balance as of beginning of period	10,827	11,226	11,585	12,011
Net incurred losses and LAE:
Current period:
Increase in estimates of net ultimate losses	4	3	9	13
Total current period	4	3	9	13
Prior periods:
Reduction in estimates of net ultimate losses	(42)	(8)	(48)	(23)
Reduction in provisions for ULAE	(22)	—	(39)	(18)
Amortization of fair value adjustments	6	6	9	9
Changes in fair value - fair value option (1)	(4)	(8)	(8)	12
Total prior periods	(62)	(10)	(86)	(20)
Total net incurred losses and LAE	(58)	(7)	(77)	(7)
Net paid losses:
Current period	—	(1)	—	(2)
Prior periods	(546)	(511)	(1,216)	(1,187)
Total net paid losses	(546)	(512)	(1,216)	(1,189)
Other changes:
Effect of exchange rate movement	(2)	38	(71)	69
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	—	(21)	—	(21)
Ceded business (2)	—	—	—	(139)
Assumed business	297	2,215	297	2,215
Total other changes	295	2,232	226	2,124
Net balance as of June 30	10,518	12,939	10,518	12,939
Reinsurance reserves recoverable on unpaid losses	686	895	686	895
Balance as of June 30	$11,204	$13,834	$11,204	$13,834
	As of
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Reconciliation to Consolidated Balance Sheets:
Losses and loss adjustment expenses	$10,148	$11,196
Losses and loss adjustment expenses, at fair value	1,056	1,163
Total losses and loss adjustment expenses	$11,204	$12,359
Reinsurance balances recoverable on paid and unpaid losses	$582	$740
Reinsurance balances recoverable on paid and unpaid losses - fair value option	199	217
Total reinsurance balances recoverable on paid and unpaid losses	781	957
Less: Paid losses recoverable	(95)	(183)
Reinsurance reserves recoverable on unpaid losses	$686	$774

(1)
Comprises discount rate and risk margin components.

(2)
Represents the settlement of our participation in Atrium’s Syndicate 609 relating to the 2020 and prior underwriting years, comprised of losses and LAE expenses of $173 million, net of reinsurance reserves recoverable of $34 million.

Prior Period Development
Reduction in Estimates of Net Ultimate Losses
The following table summarizes the change in estimates of net ultimate losses related to prior years in our Run-off segment by line of business:
	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
	(in millions of U.S. dollars)
Asbestos	$(1)	$1	$(25)	$1
Environmental	—	—	25	—
General casualty	(1)	(8)	17	(4)
Workers’ compensation	(2)	(9)	(4)	(20)
Marine, aviation and transit	(3)	4(3)	—
Construction defect	(24)	(1)	(22)	(1)
Professional indemnity/Directors and Officers	(12)	(2)	(41)	(1)
Motor	—	—	4	—
Property	1	4	—	1
All Other	—	3	1	1
Total	(42)	(8)	$(48)	$(23)
Three Months Ended June 30, 2024:
The reduction in estimates of net ultimate losses of $42 million was driven by favorable development on our construction defect and professional indemnity/directors and officers lines of business of $24 million and $12 million, respectively. This is a result of favorable claims experience, most notably in the 2021 and 2022 acquisition years.
Three Months Ended June 30, 2023:
The comparative quarter’s reduction in estimates of net ultimate losses of $8 million was driven by $9 million of favorable development on our workers’ compensation line of business as a result of continued favorable claims experience, most notably in the 2021 acquisition year.
Six Months Ended June 30, 2024:
The reduction in estimates of net ultimate losses of $48 million was driven by net favorable development across multiple lines of business. We recognized $41 million and $22 million of favorable development on our professional indemnity/directors and officers and construction defect lines of business, respectively, as a result of favorable claims experience and $25 million of favorable development on our asbestos line of business resulting from actuarial analysis.
The results were partially offset by $25 million of adverse development on our environmental line of business, primarily due to actuarial reviews during the period and $17 million on our general casualty line of business, due to adverse claims experience.
Six Months Ended June 30, 2023:
The comparative period’s reduction in estimates of net ultimate losses of $23 million was driven by $20 million of favorable development on our workers’ compensation line of business as a result of continued favorable claims experience, most notably in the 2021 acquisition year.
Reduction in Provisions for ULAE
Three and Six Months Ended June 30, 2024:
The favorable reductions in provisions for ULAE for the three months ended June 30, 2024 and 2023 were driven by corresponding reductions in loss reserves and the associated estimated cost of managing such liabilities.
Three and Six Months Ended June 30, 2023
The reduction in provisions for ULAE was adversely impacted by an increase of $21 million for the three and six months ended June 30, 2023 as a result of assuming active claims control on a 2022 LPT agreement with Argo, which fully offset and partially offset other ULAE provision adjustments from our run-off operations for those same periods, respectively.

Changes in Fair Value - Fair Value Option
Three Months Ended June 30, 2024 and 2023:
PPD was favorably impacted by changes in the fair value of liabilities for which we have elected the fair value option of $4 million and $8 million for the three months ended June 30, 2024 and 2023, respectively, which was primarily driven by an increase in U.K. corporate bond yields during both periods. The corporate bond yields, which form a component of the discount rate used to calculate the fair value of the liabilities, are matched to the original currencies of the underlying loss portfolios, of which GBP is the predominant currency for those portfolios that we have elected to measure at fair value using the fair value option. The favorable results for the three months ended June 30, 2023 were partially offset by a $21 million adjustment related to the change in fair value for instrument-specific credit risk from net incurred losses and LAE to AOCI (representing a previously disclosed out-of-period error between 2023 and 2022).
Six Months Ended June 30, 2024 and 2023:
PPD was favorably impacted by changes in the fair value of liabilities for which we have elected the fair value option of $8 million for the six months ended June 30, 2024, predominantly driven by an increase in U.K. corporate bond yields.
For the comparative period, PPD was adversely impacted by changes in the fair value of liabilities for which we have elected the fair value option of $12 million, which was primarily a result a net decrease in corporate bond yields during the first half 2023 and the impact of the out-of-period adjustment reclassified from net incurred losses and LAE to AOCI discussed above.
9. FUTURE POLICYHOLDER BENEFITS

The provision for future policyholder benefits includes provisions for life contingent liabilities assumed as well as other policy benefits for insureds. The future policyholder benefits are equal to the present value of the future benefits payments and related expenses less the present value of future net premiums.
The assumed liabilities for future policyholder benefits are comprised primarily of in-payment annuity contract liabilities, which are classified as limited-payment contracts. The balances of and changes in liability for future policyholder benefits is as follows:
Six Months Ended June 30, 2023
(in millions of U.S. dollars)
Beginning Balance	$821
Benefits paid	(6)
Effect of exchange rate movement	13
Derecognition (1)	(828)
Balance as of June 30	$—

(1)
In November 2022, we completed a novation of the reinsurance of a closed block of life annuity policies, which was recorded in our first quarter 2023 results due to a one quarter reporting lag. See below for additional information.

There were no gross premiums recognized for the three and six months ended June 30, 2023.
The effects of actual variances from expected policyholder behavior experience were not material for the six month period ended June 30, 2023.
Novation of Future Policyholder Benefits
In November 2022, Enhanzed Re completed a novation of the reinsurance of a closed block of life annuity policies to Monument Re Limited, a subsidiary of Monument Insurance Group Limited (“Monument Re”). We settled the life liabilities and the related assets at carrying value in return for cash consideration of $94 million as of the closing date and recorded other income of $275 million. This amount consists of a reclassification adjustment of the component of AOCI related to the unlocking of the discount rate assumption from the adoption of ASU 2018-12 into earnings. Our net income attributable to Enstar was reduced by the amount attributable to Allianz’s 24.9% noncontrolling interest in Enhanzed Re at the time of the transaction and our other income recorded was subject to deferral as profits emerge from the underlying novated business, which is generally over the expected settlement period of the life annuity policies, to account for our 20% ownership interest in Monument Re at the time of the transaction.
The following table illustrates the calculation of the gain as of the closing date of the novation, in millions of U.S. dollars:

Calculation of carrying value as of transaction closing:
Funds held - directly managed and other assumed reinsurance recoverables	$973
Future policyholder benefits (corresponds to derecognition referenced above)	(828)
Other assumed reinsurance liabilities	(12)
Carrying value of net assets	$133
Calculation of gain on novation (recorded in first quarter 2023):
Cash consideration received	$94
Less: carrying value of net assets	(133)
Add: reclassification of remeasurement of future policyholder benefits from AOCI and NCI (1)	363
Amount deferred relating to 20% ownership interest in Monument Re (2)	(49)
Gain on novation (3)	275
Net income attributable to noncontrolling interest	(81)
Gain on novation attributable to Enstar (4)	$194

(1)
Comprised of $273 million from AOCI and $90 million from NCI.

(2)
Calculated as 20% of the net Enstar transaction gain of $243 million (representing $324 million, consisting of the $39 million loss when comparing cash consideration to carrying value plus the $363 million reclassification benefit, less Allianz’s 24.9% share equal to $81 million).

(3)
Recognized in other income in our unaudited condensed consolidated statements of operations.

(4)
Recognized in net income in our unaudited condensed consolidated statements of operations.

For the six months ended June 30, 2023, the total gain on novation attributable to Enstar was $194 million. The remaining deferred gain of $46 million as of June 30, 2024 will be amortized over the expected settlement period of the transferred life annuity policies, which is projected to be approximately 50 years, with the majority of benefit payments occurring in the earlier years (for the three and six months ended June 30, 2024 and June 30, 2023 the amortization was less than $1 million).
10. DEFENDANT ASBESTOS AND ENVIRONMENTAL LIABILITIES

The carrying value of the defendant asbestos and environmental liabilities (“defendant A&E liabilities”), insurance recoveries, future estimated expenses and the fair value adjustments related to DCo and Morse TEC was as follows:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Defendant A&E liabilities:
Defendant asbestos liabilities	$700	$734
Defendant environmental liabilities	9	10
Estimated future expenses	31	33
Fair value adjustments	(200)	(210)
Defendant A&E liabilities	540	567
Insurance balances recoverable:
Insurance recoverables related to defendant asbestos liabilities (net of allowance: 2024 - $4; 2023 - $5)	212	217
Fair value adjustments	(43)	(45)
Insurance balances recoverable	169	172
Net liabilities relating to defendant A&E exposures	$371	$395
The table below provides a consolidated reconciliation of the beginning and ending liability for defendant A&E liabilities:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars)
Balance as of beginning of period	$556	$596	$567	$607
Insurance balances recoverable	(170)	(176)	(172)	(177)
Net balance as of beginning of period	386	420	395	430
Total paid claims	(18)	(10)	(30)	(21)
Amounts recorded in other expense (income):
Reduction in estimates of ultimate net liabilities	—	—	—	(2)
Reduction in estimated future expenses	(1)	—	(2)	(1)
Amortization of fair value adjustments	4	2	8	6
Total other expense	3	2	6	3
Net balance as of June 30	371	412	371	412
Insurance balances recoverable	169	175	169	175
Balance as of June 30	$540	$587	$540	$587
11. FAIR VALUE MEASUREMENTS

Fair Value Hierarchy
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. We use a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data. The hierarchy is broken down into three levels as follows:
Level 1 - Valuations based on unadjusted quoted prices in active markets that we have the ability to access for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 instruments.
Level 2 - Valuations based on quoted prices in active markets for similar assets or liabilities, quoted prices for identical assets or liabilities in inactive markets, or significant inputs that are observable (e.g. interest rates, yield curves, prepayment speeds, default rates, loss severities, etc.) or can be corroborated by observable market data.
Level 3 - Valuations based on unobservable inputs where there is little or no market activity. Unadjusted third party pricing sources or management’s assumptions and internal valuation models may be used to determine the fair values.
In addition, certain of our other investments are measured at fair value using net asset value (“NAV”) per share (or its equivalent) as a practical expedient and have not been classified within the fair value hierarchy as defined above.
There have been no material changes in our valuation techniques during the period represented by these unaudited condensed consolidated financial statements.

We have categorized our assets and liabilities that are recorded at fair value on a recurring and nonrecurring basis among levels based on the observability of inputs, or at fair value using NAV per share (or its equivalent) as follows:
	June 30, 2024
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Measured Using NAV as Practical Expedient	Total Fair Value
	(in millions of U.S. dollars)
Investments:
Short-term and fixed maturity investments:
U.S. government and agency	$—	$270	$—	$—	$270
U.K. government	—	51	—	—	51
Other government	—	343	—	—	343
Corporate	—	3,753	16	—	3,769
Municipal	—	120	—	—	120
Residential mortgage-backed	—	451	—	—	451
Commercial mortgage-backed	—	873	—	—	873
Asset-backed	—	816	30	—	846
	$—	$6,677	$46	$—	$6,723
Funds held (1)	$49	$2,051	$22	$104	$2,226
Equities:
Publicly traded equity investments	$260	$31	$1	$—	$292
Exchange-traded funds	71	—	—	—	71
Privately held equity investments	—	—	333	49	382
Warrant and others	—	—	16	—	16
	$331	$31	$350	$49	$761
Other investments:
Private equity funds	$—	$—	$—	$1,794	$1,794
Private credit funds	—	190	—	479	669
Hedge funds	—	—	—	551	551
Fixed income funds	—	5	—	540	545
Real estate fund	—	—	—	319	319
CLO equity funds	—	—	—	160	160
CLO equities	—	49	—	—	49
Equity funds	—	4	—	—	4
	$—	$248	$—	$3,843	$4,091
Total Investments, excluding funds held by reinsured companies and equity method investments	$380	$9,007	$418	$3,996	$13,801
Reinsurance balances recoverable on paid and unpaid losses:	$—	$—	$199	$—	$199
Other Assets:
Derivatives qualifying as hedging	$—	$4	$—	$—	$4
Derivatives not qualifying as hedging	—	5	—	—	5
Derivative instruments	$—	$9	$—	$—	$9
Losses and LAE:	$—	$—	$1,056	$—	$1,056
Other Liabilities:
Derivatives not qualifying as hedging	$—	$1	$—	$—	$1

(1)
The difference in the amount of funds held shown at fair value and the funds held shown in our unaudited condensed consolidated balance sheet relates to the $2.5 billion of funds held by reinsured companies carried at amortized cost as of June 30, 2024.

	December 31, 2023
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Measured Using NAV as Practical Expedient	Total Fair Value
	(in millions of U.S. dollars)
Investments:
Short-term and fixed maturity investments:
U.S. government and agency	$—	$326	$—	$—	$326
U.K government	—	72	—	—	72
Other government	—	391	—	—	391
Corporate	—	4,119	12	—	4,131
Municipal	—	142	—	—	142
Residential mortgage-backed	—	487	—	—	487
Commercial mortgage-backed	—	841	—	—	841
Asset-backed	—	873	11	—	884
	—	7,251	23	—	7,274
Funds held (1)	$58	$2,342	$40	$102	$2,542
Equities:
Publicly traded equity investments	$243	$31	$1	$—	$275
Exchange-traded funds	82	—	—	—	82
Privately held equity investments	—	—	299	45	344
	$325	$31	$300	$45	$701
Other investments:
Private equity funds	$—	$—	$—	$1,617	$1,617
Private credit funds	—	183	—	442	625
Fixed income funds	—	53	—	552	605
Hedge funds	—	—	—	491	491
Real estate debt fund	—	—	—	269	269
CLO equity funds	—	—	—	182	182
CLO equities	—	60	—	—	60
Equity funds	—	4	—	—	4
	$—	$300	$—	$3,553	$3,853
Total Investments, excluding funds held by reinsured companies and equity method investments	$383	$9,924	$363	$3,700	$14,370
Reinsurance balances recoverable on paid and unpaid losses:	$—	$—	$217	$—	$217
Other Assets:
Derivatives qualifying as hedging	$—	$1	$—	$—	$1
Derivatives not qualifying as hedging	—	3	—	—	3
Derivative instruments	$—	$4	$—	$—	$4
Losses and LAE:	$—	$—	$1,163	$—	$1,163
Other Liabilities:
Derivatives qualifying as hedging	$—	$6	$—	$—	$6
Derivatives not qualifying as hedging	—	3	—	—	3
Derivative instruments	$—	$9	$—	$—	$9

(1)
The difference in the amount of funds held shown at fair value and the funds held shown in our consolidated balance sheet relates to the $2.7 billion of funds held by reinsured companies carried at amortized cost as of December 31, 2023.

Level 3 Measurements and Changes in Leveling
Transfers into or out of levels are recorded at their fair values as of the end of the reporting period, consistent with the date of determination of fair value.
Investments
The following table presents a reconciliation of the beginning and ending balances for all investments measured at fair value on a recurring basis using Level 3 inputs:
	Three Months Ended
	June 30, 2024						June 30, 2023
	Fixed maturity investments		Equities				Equities
	Corporate	Asset- backed	Privately-held Equities	Public Equities	Warrants and Other	Total	Privately-held Equities	Total
	(in millions of U.S. dollars)
Beginning fair value	$17	$26	$297	$1	$—	$341	$292	$292
Purchases	—	—	—	—	16	16	—	—
Sales and paydowns	—	(1)	—	—	—	(1)	—	—
Total fair value changes in trading securities, funds held and other investments (1)	(1)	—	36	—	—	35	8	8
Transfer into Level 3 from Level 2	—	5	—	—	—	5	—	—
Ending fair value	$16	$30	$333	$1	$16	$396	$300	$300
	Six Months Ended
	June 30, 2024						June 30, 2023
	Fixed maturity investments		Equities				Equities
	Corporate	Asset- backed	Privately-held Equities	Public Equities	Warrants and Other	Total	Privately-held Equities	Total
	(in millions of U.S. dollars)
Beginning fair value	12	$11	$299	$1	$—	$323	$294	$294
Purchases	—	—	—	—	16	16	—	—
Sales and paydowns	—	(1)	—	—	—	(1)	—	—
Total fair value changes in trading securities, funds held and other investments (1)	(1)	—	34	—	—	33	6	6
Transfer into Level 3 from Level 2	5	20	—	—	—	25	—	—
Ending fair value	$16	$30	$333	$1	$16	$396	$300	$300

(1)
Fair value changes in trading securities, funds held and other investments included in our unaudited condensed consolidated statements of operations is equal to the change in fair value changes in trading securities, funds held and other investments relating to assets held at the end of the reporting period.

Fair value changes in trading securities, funds held and other investments related to Level 3 assets in the tables above are included in fair value changes in trading securities, funds held and other investments in our unaudited condensed consolidated statements of operations.
Transfers into Level 3 are primarily attributable to the lack of observable market transactions and price information and the use of unobservable inputs within valuation methodologies.
Valuation Techniques and Inputs
The table below presents the quantitative information related to the fair value measurements for our fixed maturity and equity investments measured at fair value on a recurring basis using Level 3 inputs:

Qualitative Information about Level 3 Fair Value Measurements
Valuation Techniques	Fair Value as of June 30, 2024	Unobservable Input	Range (Average) (1)
	(in millions of U.S. dollars)
Fixed maturities
Corporate
Discounted cash flow	$16	YTM; Implied total yield	6.44% - 10.92%
Asset-backed
Discounted cash flow	30	YTM; IRR	6.75% - 9.87%
Total fixed maturities	$46
Privately held equity investments
Guideline company methodology; Option pricing model	$202	P/BV multiple P/BV (excluding AOCI) multiple Expected term	1.5x - 1.8x 1.4x - 1.6x 1.5 - 3.5 years
Guideline companies method	62	P/BV multiple Price/2024 earnings	1.6x 8.9x - 10.4x
Guideline companies method; Earnings	35	LTM Enterprise Value/ EBITDA multiples Multiple on earnings	13x - 14x 5x
Dividend discount model	34	Discount rate	6.9%
	333
Publicly traded equity investments
Discounted cash flow	1	Implied total yield	8.62%
Warrants and Other
Black-Scholes model	16	Expected term in years	10 years
Total equity investments	$350

(1)
The average represents the arithmetic average of the inputs and is not weighted by the relative fair value.

Funds Held by Reinsured Companies - Embedded Derivative
As described in Note 5, we have an embedded derivative in relation to the Aspen LPT transaction to account for the fair value of the full crediting rate we expect to earn on the funds withheld received as consideration.
The following table presents a reconciliation of the beginning and ending balances for the embedded derivative measured at fair value on a recurring basis using Level 3 inputs:
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars)
Beginning fair value	$22	$54	$40	$44
Total fair value changes	—	(12)	(18)	(2)
Ending fair value	$22	$42	$22	$42
Fair value changes in trading securities, funds held and other investments in the table above are included in fair value changes in trading securities, funds held and other investments in our unaudited condensed consolidated statements of operations.
Valuations Techniques and Inputs
The table below presents the qualitative information related to the fair value measurements for the embedded derivative on our funds held by reinsured companies measured at fair value on a recurring basis using Level 3 inputs:
Qualitative Information about Level 3 Fair Value Measurements
Valuation Techniques	Fair Value as of June 30, 2024	Unobservable Input	Average
	(in millions of U.S. dollars)
Monte Carlo simulation model; Discounted cash flow analysis	$22	Volatility rate; Expected Loss Payments	5.89% $427 million
Insurance Contracts - Fair Value Option
The following table presents a reconciliation of the beginning and ending balances for all insurance contracts measured at fair value on a recurring basis using Level 3 inputs:

	Three Months Ended June 30,
	2024			2023
	Liability for losses and LAE	Reinsurance balances recoverable	Net	Liability for losses and LAE	Reinsurance balances recoverable	Net
	(in millions of U.S. dollars)
Beginning fair value	$1,098	$207	$891	$1,250	$265	$985
Incurred losses and LAE:
Increase (reduction) in estimates of ultimate losses	(1)	(4)	3	—	—	—
Reduction in provisions for ULAE	(2)	—	(2)	(3)	—	(3)
Changes in fair value due to changes in:
Average payout	9	2	7	13	3	10
Corporate bond yield	(13)	(2)	(11)	(46)	(7)	(39)
Credit spread for non-performance risk	—	—	—	27	6	21
Total change in fair value	(4)	—	(4)	(6)	2	(8)
Total incurred losses and LAE	(7)	(4)	(3)	(9)	2	(11)
Paid losses	(35)	(5)	(30)	(65)	(17)	(48)
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	—	—	—	(27)	(6)	(21)
Effect of exchange rate movements	—	1	(1)	21	3	18
Ending fair value	$1,056	$199	$857	$1,170	$247	$923
	Six Months Ended June 30,
	2024			2023
	Liability for losses and LAE	Reinsurance balances recoverable	Net	Liability for losses and LAE	Reinsurance balances recoverable	Net
	(in millions of U.S. dollars)
Beginning fair value	$1,163	$217	$946	$1,286	$275	$1,011
Incurred losses and LAE:
Reduction in estimates of ultimate losses	(7)	(13)	6	6	1	5
Reduction in unallocated LAE	(4)	—	(4)	(6)	—	(6)
Change in fair value due to changes in:
Average payout	19	4	15	27	5	22
Corporate bond yield	(29)	(5)	(24)	(35)	(4)	(31)
Risk cost of capital	1	—	1	—	—	—
Credit spread for non-performance risk	—	—	—	27	6	21
Total change in fair value	(9)	(1)	(8)	19	7	12
Total incurred losses and LAE	(20)	(14)	(6)	19	8	11
Paid losses	(74)	(11)	(63)	(143)	(34)	(109)
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	—	—	—	(27)	(6)	(21)
Effect of exchange rate movements	(13)	7	(20)	35	4	31
Ending fair value	$1,056	$199	$857	$1,170	$247	$923
Below is a summary of the quantitative information regarding the significant observable and unobservable inputs used in the internal model to determine fair value on a recurring basis:

		June 30, 2024	December 31, 2023
Valuation Technique	Unobservable (U) and Observable (O) Inputs	Weighted Average
Internal model	Corporate bond yield (O)	A Rated	A Rated
Internal model	Credit spread for Instrument-specific credit risk (U)	0.65%	0.65%
Internal model	Risk cost of capital (U)	5.65%	5.60%
Internal model	Weighted average cost of capital (U)	8.75%	8.75%
Internal model	Average payout - liability (U)	8.11 years	8.12 years
Internal model	Average payout - reinsurance balances recoverable on paid and unpaid losses (U)	8.62 years	8.35 years
The fair value of the liability for losses and LAE and reinsurance balances recoverable on paid and unpaid losses may increase or decrease due to changes in the corporate bond rate, the credit spread for non-performance risk, the risk cost of capital, the weighted average cost of capital and the estimated payment pattern.
In addition, the estimate of the capital required to support the liabilities is based upon current industry standards for capital adequacy.
Changes in the fair value due to changes in average payout and corporate bond yields are included in net incurred losses and loss adjustment expenses in our unaudited condensed consolidated statements of operations. Changes in the fair value due to changes in credit spread for Instrument-specific credit risk are classified to other comprehensive income.
Disclosure of Fair Values for Financial Instruments Carried at Cost
Senior and Junior Subordinated Notes
The following table presents the fair values of our Senior and Junior Subordinated Notes carried at amortized cost:
	June 30, 2024
	Amortized Cost	Fair Value
	(in millions of U.S. dollars)
4.95% Senior Notes due 2029	$496	$480
3.10% Senior Notes due 2031	496	413
Total Senior Notes	$992	$893
5.75% Junior Subordinated Notes due 2040	$346	$344
5.50% Junior Subordinated Notes due 2042	494	483
Total Junior Subordinated Notes	$840	$827
The fair value of our Senior Notes and our Junior Subordinated Notes was based on observable market pricing from a third party pricing service.
Both the Senior Notes and Junior Subordinated Notes are classified as Level 2.
Insurance Contracts
Disclosure of fair value of amounts relating to insurance contracts is not required, except those for which we elected the fair value option, as described above.
Remaining Financial Assets and Liabilities
Our remaining financial assets and liabilities were generally carried at cost or amortized cost, which due to their short-term nature approximates fair value as of June 30, 2024 and December 31, 2023.
12. VARIABLE INTEREST ENTITIES

We have investments in certain limited partnership funds which are deemed to be variable interest entities (“VIEs”). The activities of these VIEs are generally limited to holding investments and our involvement in these entities is passive in nature. We consolidate all VIEs in which we are considered to be the primary beneficiary.

GCM Fund
In July 2022, we entered into an agreement to become a limited partner of GCM Blue Sails Infrastructure Offshore Opportunities Fund, L.P. (“GCM Fund”), with an initial commitment of $150 million. At that time, we performed an assessment and concluded that as a result of being a limited partner and having no substantive kick-out or participating rights, the GCM Fund is a VIE. We also concluded that we are the primary beneficiary, as our 99.5% economic interest in the GCM Fund is disproportionately greater than our lack of stated power to direct the activities of the GCM Fund that will most significantly impact the GCM Fund’s economic performance. As a result, we have consolidated the results of the GCM Fund. There was no gain or loss recognized on consolidation.
We recognize the results of the GCM Fund on a one quarter lag. As of June 30, 2024, $101 million of the initial commitment has been called. The carrying amounts of the assets and liabilities of the GCM Fund are presented within existing captions on our consolidated balance sheet as of June 30, 2024. Net investment income, changes in the fair value of assets and liabilities of the GCM Fund and management fees are presented within existing captions in the consolidated statements of operations.
We recognized fair value changes in trading securities, funds held and other investments of $1 million and $2 million for the three and six months ended June 30, 2024, respectively. Such amounts were $2 million for each of the three and six months ended June 30, 2023, respectively.
Our exposure to risk of loss is limited to the amount of our investment, in accordance with the limited partnership agreement. We have not committed to provide any financial support to the general partner of the GCM Fund. In addition, we have not committed to provide any additional financial support to the GCM Fund in excess of previously funded capital commitments and all undistributed profits and income.
The assets of Enstar are not available to the creditors of the GCM Fund.
Nonconsolidated VIEs
The tables below present the fair value of our investments in nonconsolidated VIEs as well as our maximum exposure to loss associated with these VIEs:
	June 30, 2024			December 31, 2023
	Fair Value	Unfunded Commitments	Maximum Exposure to Loss	Fair Value	Unfunded ommitments	Maximum Exposure to Loss
	(in millions of U.S. dollars)
Equities
Publicly traded equity investment in common stock	$59	$—	$59	$55	$—	$55
Privately Held Equity	34	—	34	34	—	34
Total	$93	$—	$93	$89	$—	$89
Other investments
Hedge funds	$551	$—	$551	$491	$—	$491
Fixed income funds	137	35	172	147	35	182
Private equity funds	1,352	575	1,927	1,262	667	1,929
CLO equity funds	160	—	160	182	—	182
Private credit funds	403	257	660	349	242	591
Real estate funds	134	166	300	121	139	260
Total	$2,737	$1,033	$3,770	$2,552	$1,083	$3,635
Total investments in nonconsolidated VIEs	$2,830	$1,033	$3,863	$2,641	$1,083	$3,724
13. NONCONTROLLING INTERESTS

Redeemable Noncontrolling Interests
In December 2023, we entered into a Purchase Agreement with Trident V Funds and Dowling Capital Partners (together, the “RNCI Holders”) to purchase their remaining equity interest in StarStone Specialty Holdings Limited (“SSHL”).

Following the completion of the transaction in December 2023, SSHL became a wholly-owned subsidiary and all redeemable non-controlling interests (“RNCI”) within our unaudited condensed consolidated balance sheets were redeemed.
The following is a reconciliation of the beginning and ending carrying amount of the equity attributable to the RNCI in the prior year period (as of December 2023 we no longer held any RNCI):
	Three Months Ended June 30, 2023	Six Months Ended June 30, 2023
	(in millions of U.S. dollars)
Balance at beginning of period	$170	$168
Net income attributable to RNCI	8	9
Change in unrealized gains on AFS investments attributable to RNCI	—	1
Balance as of June 30	$178	$178
Noncontrolling Interests
As of June 30, 2024 and December 31, 2023, we had $109 million and $113 million, respectively, of non-controlling interests (“NCI”) primarily related to external interests in our subsidiaries.
In December 2022, Enhanzed Re repurchased the entire 24.9% ownership interest Allianz held in Enhanzed Re for $175 million. We recorded the impact of reclassifying the carrying value of the NCI acquired to Enstar shareholders’ equity in our first quarter 2023 results, as we report the results of Enhanzed Re on a one quarter reporting lag.
A reconciliation of the beginning and ending carrying amount of the equity attributable to NCI is included in the unaudited condensed consolidated statements of changes in shareholder’s equity.
14. SHAREHOLDERS’ EQUITY

Ordinary Shares
The following is a reconciliation of our beginning and ending ordinary shares:
Total Voting Ordinary Shares
Balance as of December 31, 2023	15,196,685
Shares issued (1) (2)	34,226
Balance as of June 30, 2024	15,230,911

(1)
Ordinary Shares issued in relation to share-based compensation plan awards and the Employee Share Purchase Plan.

(2)
Includes 2,035 shares of restricted stock.

Non-voting Ordinary Shares
Strategic Share Repurchases
In March 2023, we repurchased 1,597,712 of our non-voting convertible ordinary shares held by Canada Pension Plan Investment Board (“CPP Investments”) for an aggregate $341 million, representing a price per share of $213.13 and a 5% discount to the trailing 10-day volume weighted average price of our voting ordinary shares as at the agreed March 2023 measurement date. The shares comprised all of our outstanding Series C and Series E non-voting ordinary shares.
There were no non-voting ordinary shares repurchased during the three and six months ended June 30, 2024.
Dividends on Preferred Shares
During the three months ended June 30, 2024 and 2023, we declared and paid dividends on Series D Preferred Shares of $7 million and on Series E Preferred Shares of $2 million for both periods.
During the six months ended June 30, 2024 and 2023, we declared and paid dividends on Series D Preferred Shares of $14 million and on Series E Preferred Shares of $4 million for both periods.

Accumulated Other Comprehensive Income (Loss)
The following tables present a roll forward of accumulated other comprehensive income (loss):
	Three Months Ended June 30, 2024
	Unrealized (losses) gains on available-for- sale investments	Cumulative currency translation adjustment	FVO - Own credit Adjustment	Total
	(in millions of U.S. dollars)
Balance March 31, 2024, net of tax	$(395)	$11	$20	$(364)
Unrealized losses on fixed maturities, AFS arising during the period	(3)	—	—	(3)
Reclassification adjustment for change in allowance for credit losses recognized in net income	(2)	—	—	(2)
Reclassification adjustment for net realized losses included in net income	10	—	—	10
Change in currency translation adjustment	—	2	—	2
Other comprehensive income	5	2	—	7
Balance June 30, 2024, net of tax	$(390)	$13	$20	$(357)
	Three Months Ended June 30, 2023
	Unrealized (losses) gains on available-for- sale investments	Cumulative currency translation adjustment	FVO - Own credit Adjustment	Total
	(in millions of U.S. dollars)
Balance March 31, 2023, net of tax	$(510)	$14	$—	$(496)
Unrealized losses on fixed maturities, AFS arising during the period	(34)	—	—	(34)
Reclassification adjustment for change in allowance for credit losses recognized in net income	5	—	—	5
Reclassification adjustment for net realized losses included in net income	20	—	—	20
Change in currency translation adjustment	—	(3)	—	(3)
Change in net liability for losses and LAE at fair value - Enstar-specific credit risk	—	—	21	21
Other comprehensive (loss) income	(9)	(3)	21	9
Less: Other comprehensive income attributable to NCI and RNCI	(1)	—	—	(1)
Balance June 30, 2023, net of tax	$(520)	$11	$21	$(488)

	Six Months Ended June 30, 2024
	Unrealized (losses) gains on available-for- sale investments	Cumulative currency translation adjustment	FVO - Own credit Adjustment	Total
	(in millions of U.S. dollars)
Balance December 31, 2023, net of tax	$(368)	$12	$20	$(336)
Unrealized losses on fixed maturities, AFS arising during the period	(36)	—	—	(36)
Reclassification adjustment for change in allowance for credit losses recognized in net income	(1)	—	—	(1)
Reclassification adjustment for net realized losses included in net income	15	—	—	15
Change in currency translation adjustment	—	1	—	1
Other comprehensive (loss) income	(22)	1	—	(21)
Balance June 30, 2024, net of tax	$(390)	$13	$20	$(357)
	Six Months Ended June 30, 2023
	Unrealized (losses) gains on available- for-sale investments	Cumulative currency translation adjustment	Remeasurement of future policyholder benefits - change in discount rate	FVO - Own credit Adjustment	Total
	(in millions of U.S. dollars)
Balance December 31, 2022, net of tax	$(584)	$9	$273	$—	$(302)
Unrealized gains on fixed maturities, AFS arising during the period	23	—	—	—	23
Reclassification adjustment for change in allowance for credit losses recognized in net income	(4)	—	—	—	(4)
Reclassification adjustment for net realized losses included in net income	47	—	—	—	47
Change in currency translation adjustment	—	2	—	—	2
Reclassification adjustment for remeasurement of future policyholder benefits included in net income	—	—	(363)	—	(363)
Change in net liability for losses and LAE at fair value - Enstar-specific credit risk	—	—	—	21	21
Other comprehensive income (loss)	66	2	(363)	21	(274)
Less: Other comprehensive income attributable to NCI and RNCI	(2)	—	90	—	88
Balance June 30, 2023, net of tax	$(520)	$11	$—	$21	$(488)

The following table presents details about the tax effects allocated to each component of other comprehensive income (loss):
	Three Months Ended June 30,
	2024			2023
	Before Tax Amount	Tax (Expense) Benefit	Net of Tax Amount	Before Tax Amount	Tax (Expense) Benefit	Net of Tax Amount
	(in millions of U.S. dollars)
Unrealized (losses) gains on fixed maturities, AFS arising during the period	$(7)	$4	$(3)	$(35)	$1	$(34)
Reclassification adjustment for change in allowance for credit losses recognized in net income	(2)	—	(2)	5	—	5
Reclassification adjustment for net realized losses included in net income	10	—	10	20	—	20
Change in currency translation adjustment	2	—	2	(3)	—	(3)
Change in net liability for losses and LAE at fair value - Enstar-specific credit risk	—	—	—	21	—	21
Other comprehensive income	$3	$4	$7	$8	$1	$9
	Six Months Ended June 30,
	2024			2023
	Before Tax Amount	Tax Benefit (Expense)	Net of Tax Amount	Before Tax Amount	Tax Benefit (Expense)	Net of Tax Amount
	(in millions of U.S. dollars)
Unrealized (losses) gains on fixed maturities, AFS arising during the period	$(48)	$12	$(36)	$23	$—	$23
Reclassification adjustment for change in allowance for credit losses recognized in net income	(1)	—	(1)	(4)	—	(4)
Reclassification adjustment for net realized losses included in net income	15	—	15	47	—	47
Change in currency translation adjustment	1	—	1	2	—	2
Reclassification adjustment for remeasurement of future policyholder benefits included in net income	—	—	—	(363)	—	(363)
Change in net liability for losses and LAE at fair value - Enstar-specific credit risk	—	—	—	21	—	21
Other comprehensive loss	$(33)	$12	$(21)	$(274)	$—	$(274)
The following tables present details of amounts reclassified from accumulated other comprehensive loss:
	Three Months Ended June 30,		Six Months Ended June 30,		Affected Line Item in Statement where Net Income are presented
Details about AOCI components	2024	2023	2024	2023
	(in millions of U.S. dollars)
Unrealized losses on fixed maturities, AFS	$(8)	$(25)	$(14)	$(43)	Net realized losses
Remeasurement of future policyholder benefits	—	—	—	363	Other income
Total reclassifications for the period, net of tax	$(8)	$(25)	$(14)	$320

Changes in Ownership of Consolidated Subsidiaries
The following table summarizes changes in the ownership interest in consolidated subsidiaries during the periods presented:
	Six months ended June 30,
	2024	2023
	(in millions of U.S. dollars)
Net income attributable to Enstar ordinary shareholders	$245	$445
Transfers from noncontrolling interests:
Increase in Enstar’s additional paid-in capital for purchase of noncontrolling interest (1)	—	9
Change from net income attributable to Enstar ordinary shareholders and net transfers from noncontrolling interests	$245	$454

(1)
The transfer from the noncontrolling interests for the six months ended June 30, 2023 relates to the repurchase of the entire 24.9% ownership interest Allianz held in Enhanzed Re recorded in the first quarter 2023.

15. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net earnings per ordinary share:
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in millions of U.S. dollars, except share and per share data)
Numerator:
Net income attributable to Enstar ordinary shareholders:	$126	$21	$245	$445
Denominator:
Weighted-average ordinary shares outstanding - basic (1)	14,664,767	15,460,318	14,652,962	16,216,080
Effect of dilutive securities:
Share-based compensation plans (2)	181,738	200,663	201,711	150,437
Weighted-average ordinary shares outstanding - diluted	14,846,505	15,660,981	14,854,673	16,366,517
Earnings per share attributable to Enstar ordinary shareholders:
Basic	$8.59	$1.36	$16.72	$27.44
Diluted	$8.49	$1.34	$16.49	$27.19

(1)
Weighted-average ordinary shares for basic earnings per share includes ordinary shares (voting and non-voting), but excludes ordinary shares held in the Enstar Group Limited Employee Benefit Trust (the “EB Trust”) in respect of Joint Share Ownership Plan (“JSOP”) awards, which, as a result of us consolidating the EB trust, are classified as treasury shares.

(2)
Share-based dilutive securities include restricted shares, restricted share units, directors’ restricted share units and performance share units. Certain share-based compensation awards were excluded from the calculation for the three and six months ended June 30, 2024 and 2023 because they were anti-dilutive. The number of potential common shares excluded from diluted shares outstanding was 47 shares for the three months ended June 30, 2024, and 287 and 18,156 shares for the six months ended June 30, 2024 and 2023 respectively, because the effect of including those common shares in the calculation would have been anti-dilutive. Securities may be anti-dilutive based on timing of forfeitures of share-based compensation awards or if the share price at grant date was greater than the average market price of our common shares. Refer to Note 22 to the Consolidated Financial Statements of our 2023 Form 10-K for additional information on the share-based compensation awards.

16. RELATED PARTY TRANSACTIONS

The following tables summarize our related party balances and transactions. Additional details about the nature of our relationships and transactions are disclosed in Note 24 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

As of June 30, 2024	Stone Point (1) (2)	Monument	AmTrust	Core Specialty	Other (3)
	(in millions of U.S. dollars)
Assets
Fixed maturities, trading, at fair value	$56	$—	$—	$—	$—
Fixed maturities, AFS, at fair value	371	—	—	—	—
Equities, at fair value	150	—	202	—	—
Funds held	—	—	—	10	—
Other investments, at fair value	410	—	—	—	1,654
Equity method investments	—	47	—	259	12
Total investments	987	47	202	269	1,666
Cash and cash equivalents	15	—	—	—	—
Other assets	—	—	—	6	—
Liabilities
Losses and LAE	—	—	—	165	—
Insurance and reinsurance balances payable	—	—	—	(14)	—
Other liabilities	6	—	—	—	—
Net assets	$996	$47	$202	$124	$1,666

(1)
As of June 30, 2024, investment funds managed by Stone Point Capital LLC (“Stone Point”) own 1,451,196 of our Voting Ordinary Shares, which constitutes 9.5% of our outstanding Voting Ordinary Shares.

(2)
As of June 30, 2024, we had unfunded commitments of $118 million to other investments, and $12 million to privately held equity managed by Stone Point and its affiliated entities.

(3)
Other related party investments include investments in limited partnerships and partnership-like limited liabilities companies, for which had we not elected the fair value option, would be accounted for as equity method investments. We have disclosed our investments in these entities on an aggregated basis as they are individually immaterial.

As of December 31, 2023	Stone Point	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
Assets
Fixed maturities, trading, at fair value	$69	$—	$—	$—	$—	$—
Fixed maturities, AFS, at fair value	428	—	—	—	—	—
Equities, at fair value	136	—	181	—	—	—
Funds held	—	—	—	—	19	—
Other investments, at fair value	446	—	—	—	—	1,602
Equity method investments	—	95	—	—	225	14
Total investments	1,079	95	181	—	244	1,616
Cash and cash equivalents	19	—	—	—	—	—
Other assets	—	—	—	20	9	—
Liabilities
Losses and LAE	—	—	—	—	192	—
Net assets	$1,098	$95	$181	$20	$61	$1,616

	Three Months Ended June 30, 2024
	Stone Point	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
REVENUES
Net premiums earned	$—	$—	$—	$—	$2	$—
Net investment income	3	—	2	—	—	2
Fair value changes in trading securities, funds held and other investments	14	—	23	—	—	24
Total revenues	17	—	25	—	2	26
EXPENSES
Net incurred losses and LAE	—	—	—	—	(1)	—
Total expenses	—	—	—	—	(1)	—
(Loss) income from equity method investments	—	(16)	—	—	8	—
Total net income (loss)	$17	$(16)	$25	$—	$11	$26
	Three Months Ended June 30, 2023
	Stone Point	Northshore	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
REVENUES
Net premiums earned	$—	$—	$—	$—	$—	$(2)	$—
Net investment income	1	—	—	1	—	—	1
Fair value changes in trading securities, funds held and other investments	(12)	(6)	—	(1)	—	—	(11)
Total revenues	(11)	(6)	—	—	—	(2)	(10)
EXPENSES
Net incurred losses and LAE	—	—	—	—	—	(1)	—
Total expenses	—	—	—	—	—	(1)	—
Income from equity method investments	—	—	5	—	2	7	—
Total net (loss) income	$(11)	$(6)	$5	$—	$2	$6	$(10)
	Six Months Ended June 30, 2024
	Stone Point	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
REVENUES
Net premiums earned	$—	$—	$—	$—	$2	$—
Net investment income	5	—	4	—	—	5
Fair value changes in trading securities, funds held and other investments	40	—	21	—	—	36
Total revenues	45	—	25	—	2	41
EXPENSES
Net incurred losses and LAE	—	—	—	—	22	—
Total expenses	—	—	—	—	22	—
(Loss) income from equity method investments	—	(46)	—	—	34	(1)
Total net income (loss)	$45	$(46)	$25	$—	$14	$40

	Six Months Ended June 30, 2023
	Stone Point	Northshore	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
REVENUES
Net premiums earned	$—	$—	$—	$—	$—	$(2)	$—
Net investment income	6	—	—	3	—	—	3
Net realized gains	1	—	—	—	—	—	—
Fair value changes in trading securities, funds held and other investments	2	(6)	—	(3)	—	—	33
Total revenues	9	(6)	—	—	—	(2)	36
EXPENSES
Net incurred losses and LAE	—	—	—	—	—	(11)	—
Total expenses	—	—	—	—	—	(11)	—
Income from equity method investments	—	—	4	—	3	18	—
Total net income (loss)	$9	$(6)	$4	$—	$3	$27	$36
17. COMMITMENTS AND CONTINGENCIES

Concentration of Credit Risk
We are subject to credit risk principally in relation to our:

i.
investments, including equity method investments;

ii.
cash and cash equivalents and restricted cash and cash equivalents;

iii.
assets pledged to ceding companies under reinsurance contracts;

iv.
(re)insurance balances recoverable on paid and unpaid losses; and

v.
funds held by reinsured companies and funds held - directly managed (together funds held).

As of June 30, 2024, we had funds held concentrations to reinsurance counterparties exceeding 10% of shareholders’ equity of $4.2 billion (December 31, 2023: $4.8 billion) in aggregate. However, we generally have the contractual ability to offset any shortfall in the payment of the funds held balances with amounts owed by us.
We limit the amount of credit exposure to any one counterparty, and none of our counterparty credit exposures, excluding U.S. government and agency instruments and the reinsurance counterparties noted above, exceeded 10% of shareholders’ equity as of June 30, 2024. As of June 30, 2024, our credit exposure to the U.S. government and agency instruments was $812 million (December 31, 2023: $932 million).
Legal Proceedings
We are, from time to time, involved in various legal proceedings in the ordinary course of business, including litigation and arbitration regarding claims. Estimated losses relating to claims arising in the ordinary course of business, including the anticipated outcome of any pending arbitration or litigation, are included in the liability for losses and LAE in our unaudited condensed consolidated balance sheets. In addition to claims litigation, we may be subject to other lawsuits and regulatory actions in the normal course of business, which may involve, among other things, allegations of underwriting errors or omissions, employment claims or regulatory activity. We do not believe that the resolution of any currently pending legal proceedings, either individually or taken as a whole, will have a material effect on our business, results of operations or financial condition. We anticipate that, similar to the rest of the (re)insurance industry, we will continue to be subject to litigation and arbitration proceedings in the ordinary course of business, including litigation generally related to the scope of coverage with respect to A&E and other claims.
Unfunded Investment Commitments
As of June 30, 2024, we had unfunded commitments of $1.5 billion to other investments, and $12 million to privately held equity.

Guarantees
As of June 30, 2024, and December 31, 2023 parental guarantees supporting reinsurance obligations, defendant A&E liabilities, subsidiary capital support arrangements and credit facilities were $2.3 billion, for both periods. We also guarantee the 2040 and 2042 Junior Subordinated Notes, which have an aggregate principal amount of $850 million as of June 30, 2024 and December 31, 2023.
ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Unless the context indicates otherwise, the terms “Enstar,” “we,” “us” or “our” mean Enstar Group Limited and its consolidated subsidiaries.
The following discussion and analysis of our financial condition as of June 30, 2024 and our results of operations for the three and six months ended June 30, 2024 and 2023 should be read in conjunction with our unaudited condensed consolidated financial statements and the related notes included elsewhere in this quarterly report and the audited consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2023.
Some of the information contained in this discussion and analysis or included elsewhere in this quarterly report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks, uncertainties and assumptions. Our actual results and the timing of events could differ materially from those anticipated by these forward-looking statements as a result of many factors, including those discussed under “Cautionary Statement Regarding Forward-Looking Statements” and Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023.

Operational Highlights

Our consolidated results for the six months ended June 30, 2024 reflect our continued progress on providing capital release solutions to our clients by acquiring and managing their run-off portfolios.
Capital Activity

In March 2024, Cavello Bay Reinsurance Limited (“Cavello”), a wholly-owned subsidiary of Enstar, was assigned an S&P Insurer Financial Strength Rating of ‘A’ with stable outlook. Cavello is Enstar’s primary non-life run-off consolidator, and a Class 3B reinsurer.
Transactions

In June 2024, one of our wholly-owned subsidiaries completed an ADC and LPT agreement with Accredited Surety and Casualty Company, Inc. and Accredited Insurance (Europe) Limited (together, “Accredited”) relating to a diversified portfolio, including asbestos, general casualty, and workers’ compensation.
As a result of this transaction, we assumed net loss reserves of $297 million in exchange for consideration of $282 million.
Refer to Note 3 to the interim financial statements for a description of additional agreements that were signed during the second quarter 2024 but not closed as of June 30, 2024.
Consolidated Results of Operations - For the Three and Six Months Ended June 30, 2024 and 2023

Primary GAAP Financial Measures
We use the following GAAP measures to manage the company and monitor our performance:

•
Net income and net income attributable to Enstar ordinary shareholders, collectively provide a measure of our performance focusing on underwriting, investment and expense results;

•
Comprehensive income attributable to Enstar, which provides a measure of the total return, including unrealized gains and losses on fixed maturities, AFS investments, as well as other elements of other comprehensive income;

•
Book value per share (“BVPS”), which we use to measure the value of our company over time;

•
Return on equity (“ROE”), which measures our profitability by dividing our net income attributable to Enstar ordinary shareholders by opening Enstar ordinary shareholders’ equity;

•
Total investment return (“TIR”), which measures the rate of return we obtain, realized, unrealized and fair value changes, on our investments; and

•
Run-off liability earnings (“RLE”) and RLE %, which measure both the dollar amount of prior period development on our acquired portfolios (RLE) and the percentage of prior period development relative to average net loss reserves, calculated by dividing our prior period development by our average net loss reserves (RLE %).

The following table sets forth certain condensed consolidated financial information:

	Three Months Ended June 30,		$ / pp Change	Six Months Ended June 30,		$ / pp Change
	2024	2023		2024	2023
	(in millions of U.S. dollars, except per share data)
Technical Results
Net premiums earned	$5	$7	$(2)	$16	$15	$1
Net incurred losses and LAE
Current period	4	3	1	9	13	(4)
Prior period	(62)	(10)	(52)	(86)	(20)	(66)
Total net incurred losses and LAE	(58)	(7)	(51)	(77)	(7)	(70)
Acquisition costs	1	4	(3)	2	6	(4)
Investment Results
Net investment income	155	172	(17)	315	328	(13)
Net realized losses	(9)	(25)	16	(15)	(43)	28
Fair value changes in trading securities, funds held and other investments	86	(2)	88	171	204	(33)
(Loss) income from equity method investments	(8)	14	(22)	(13)	25	(38)
Other (loss) income	(1)	2	(3)	(1)	282	(283)
Amortization of net deferred charge assets	29	24	5	59	41	18
General and administrative expenses	98	85	13	185	174	11
NET INCOME	136	39	97	264	558	(294)
Less: Net income attributable to noncontrolling interests	(1)	(9)	8	(1)	(95)	94
NET INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$126	$21	$105	$245	$445	$(200)
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENSTAR	$142	$38	$104	$242	$277	$(35)
GAAP measures:
ROE	2.5%	0.5%	2.0pp	4.9%	10.0%	(5.1) pp
Annualized ROE				9.8%	19.9%	(10.1) pp
Annualized TIR				5.0%	6.1%	(1.1) pp
RLE				0.8%	0.2%	0.6 pp
Non-GAAP measures:
Adjusted ROE *	2.9%	2.1%	0.8pp	5.6%	8.6%	(3.0) pp
Annualized Adjusted ROE *				11.2%	17.2%	(6.0) pp
Annualized Adjusted TIR *				5.6%	5.6%	— pp
Adjusted RLE *				0.7%	0.3%	0.4 pp
	As of		$ Change
	June 30, 2024	December 31, 2023
GAAP measure:
BVPS	$358.74	$343.45	$15.29
Non-GAAP measure:
Fully diluted BVPS *	$350.74	$336.72	$14.02

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Overall Results
Three Months Ended June 30, 2024 versus 2023:
Net income attributable to Enstar ordinary shareholders for the three months ended June 30, 2024 was $126 million, in comparison to $21 million in the comparative quarter, as a result of:

•
An increase of $52 million in prior period favorable development in net incurred losses and LAE. Net favorable prior period development of $62 million in the current period was primarily due to a reduction in our estimates of net ultimate losses and provisions for ULAE of $64 million and a $4 million decrease in the fair value of our 2017 and 2018 LPT liabilities where we elected the fair value option, partially offset by amortization of fair value adjustments of $6 million. Second quarter 2023 prior period net favorable development of $10 million was primarily due to a reduction in our estimates of net ultimate losses of $8 million and an $8 million decrease in the fair value of our 2017 and 2018 LPT liabilities where we elected the fair value option, partially offset by amortization of fair value adjustments of

$6 million. This resulted in RLE of 0.6% for the three months ended June 30, 2024 in comparison to RLE of 0.1% in the comparative quarter; and

•
Total investment returns recognized in income of $224 million for the three months ended June 30, 2024, in comparison to $159 million for the comparative quarter, consisting of the aggregate of net investment income, net realized losses, fair value changes in trading securities, funds held and other investments, and (loss) income from equity method investments. The total investment returns in each period were driven by:

◦
Net investment income of $155 million for the three months ended June 30, 2024 compared to $172 million in the prior year quarter, due to an overall reduction in investments and funds held assets as a result of claims payments which outpaced new business relative to the periods, as well as higher investment expenses primarily due to increased performance fees;

◦
Fair value changes in our fixed maturities resulting in a $26 million loss for the three months ended June 30, 2024 compared with a $64 million loss in the comparative quarter;

◦
Fair value changes in our other investments, including equities, resulting in a $112 million gain for the three months ended June 30, 2024 compared with a $62 million gain in the comparative quarter;

◦
Net realized losses on our fixed maturities of $9 million, for the three months ended June 30, 2024 compared to a $25 million loss in the comparative quarter; and

◦
Loss from equity method investments of $8 million for the three months ended June 30, 2024 compared to $14 million income in the comparative quarter as a result of increased losses on our investment in Monument Re.

This was partially offset by:

•
An increase in the amortization of net deferred charge assets of $5 million, driven by an increase in net DCA balances as a result of transactions completed during and subsequent to the second quarter of 2023; and

•
An increase in general and administrative expenses of $13 million, primarily driven by higher legal fees and salaries and benefits expenses due to inflation and other staff related costs. This is partially offset by decreases in other general and administrative expenses.

The above factors contributed to net income of $136 million for the three months ended June 30, 2024 as compared to net income of $39 million in the comparative quarter, as well as net income attributable to Enstar ordinary shareholders of $126 million as compared to $21 million in the comparative quarter. Consequently, our ROE was 2.5% in the current quarter compared to 0.5% in the comparative quarter.
Comprehensive income attributable to Enstar for the three months ended June 30, 2024 was $142 million as compared to $38 million in the comparative quarter. The second quarter 2024 comprehensive income was primarily due to net income of $136 million and unrealized gains on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange of $3 million. The unrealized gains on our fixed maturities, AFS, combined with our favorable investment results, described above, contributed to a net favorable Annualized TIR of 5.2% for the three months ended June 30, 2024, in comparison to an Annualized TIR of 3.0% in the comparative quarter.
Six Months Ended June 30, 2024 versus 2023:
Net income attributable to Enstar ordinary shareholders decreased by $200 million from $445 million in the comparative period to $245 million for the six months ended June 30, 2024, as a result of:

•
A decrease in other income of $283 million, largely driven by the first quarter 2023 net gain recognized from the novation of the Enhanzed Re reinsurance of a closed block of life annuity policies;

•
Total investment returns recognized in income of $458 million for the six months ended June 30, 2024, in comparison to $514 million for the comparative period, consisting of the aggregate of net investment income, net realized losses, fair value changes in trading securities, funds held and other investments, and (loss) income from equity method investments. The total investment returns in each period were driven by:

◦
Net investment income of $315 million for the six months ended June 30, 2024 compared to $328 million in the prior period, due to an overall reduction in investments and funds held assets as a result of claims payments which outpaced new business relative to the periods, as well as less dividend income earned on our publicly traded equities and increased investment expenses primarily due to increased performance fees;

◦
Fair value changes in our fixed maturities resulting in a $45 million loss for the six months ended June 30, 2024 compared with a $5 million loss in the comparative quarter;

◦
Fair value changes in our other investments (excluding fixed maturities), including equities, resulting in a $216 million gain for the six months ended June 30, 2024 compared with a $209 million gain in the comparative quarter;

◦
Net realized losses on our fixed maturities of $15 million, for the six months ended June 30, 2024 compared to a $43 million loss in the comparative quarter; and

◦
Losses from equity method investments of $13 million for the six months ended June 30, 2024 compared to $25 million income in the comparative period as a result of increased losses on our investment in Monument Re, partially offset by an increase in income on our investment in Core Specialty; and

•
An increase in general and administrative expenses of $11 million primarily driven by higher salaries and benefits expenses due to inflationary rises and other staff related costs.

This was partially offset by:

•
An increase of $66 million in favorable development in prior period net incurred losses and LAE relative to the comparative period. First half 2024 net prior period favorable development of $86 million was primarily due to a reduction in our estimates of net ultimate losses and provisions for ULAE of $87 million and an $8 million decrease in the fair value of our 2017 and 2018 LPT liabilities where we elected the fair value option, partially offset by fair value amortization of $9 million. First half 2023 net prior period favorable development of $20 million was primarily due to a reduction in our estimates of net ultimate losses and provisions for ULAE of $41 million, partially offset by a $12 million increase in the fair value of liabilities where we elected the fair value option and fair value amortization of $9 million. This resulted in RLE of 0.8% for the six months ended June 30, 2024 in comparison to RLE of 0.2% in the comparative period; and

•
A decrease in net income attributable to noncontrolling interests of $94 million, as a result of recording the portion of the gain on novation of the Enhanzed Re reinsurance of a closed block of life annuity policies attributable to Allianz’s equity interest in Enhanzed Re in the prior period.

The above factors contributed to net income of $264 million for the six months ended June 30, 2024 as compared to $558 million net income in the comparative period, as well as net income attributable to Enstar ordinary shareholders of $245 million as compared to $445 million in the comparative period. Consequently, our ROE was 4.9% for the six months ended June 30, 2024 compared to 10.0% for the six months ended June 30, 2023.
Comprehensive income attributable to Enstar for the six months ended June 30, 2024 was $242 million as compared to $277 million in the comparative period. Year to date 2024 comprehensive income was primarily due to net income of $264 million and unrealized losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange of $9 million. The unrealized losses on our fixed maturities, AFS, combined with our favorable investment return, described above, contributed to a net favorable Annualized TIR of 5.0% for the six months ended June 30, 2024, in comparison to an Annualized TIR of 6.1% in the comparative period.
BVPS and Fully Diluted BVPS * increased by 4.5% and 4.2%, respectively, from December 31, 2023 to June 30, 2024, primarily due to comprehensive income attributable to Enstar for the six months ended June 30, 2024, which contributed 4.8% to both BVPS and Fully Diluted BVPS *.
The cumulative unrealized loss and fair value changes in our fixed maturities portfolio and funds held was $803 million as of June 30, 2024, which has adversely impacted BVPS by $54.76 per share and Fully Diluted BVPS * by $53.53 per share as of June 30, 2024. This compares to $1.05 billion of cumulative unrealized loss and fair value changes in our fixed maturities portfolio and funds held as of June 30, 2023.

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

1 LIBOR was ceased on June 30, 2023 and replaced by the Secured Overnight Financing Rate (“SOFR”).

Overall Measures of Performance

BVPS and Fully Diluted BVPS *

BVPS and Fully Diluted BVPS * increased by 4.5% and 4.2%, respectively, from December 31, 2023 to June 30, 2024, primarily as a result of comprehensive income attributable to Enstar of $242 million. The cumulative unrealized loss and fair value changes in our fixed maturities portfolio and funds held was $803 million as of June 30, 2024, which adversely impacted BVPS by $54.76 per share and FDBVPS * by $53.53 per share.

ROE and Adjusted ROE *
Three and Six Months Ended June 30, 2024 versus 2023: ROE increased by 2.0 pp for the three months ended June 30, 2024 and decreased by 5.1 pp for the six months ended June 30, 2024 compared to 2023. The key drivers of the changes in ROE are as follows:
	Three Months Ended
	June 30, 2024	June 30, 2023	Change	ROE pp change
	(in millions of U.S. dollars)			ROE Impact %
Net investment income	$155	$172	$(17)	(0.4)%
Fair value changes on fixed maturities	(26)	(64)	38	0.9%
Fair value changes on other investments, including equities	112	62	50	1.1%
Prior period net incurred losses and LAE	62	10	52	1.2%
General and administrative expenses	(98)	(85)	(13)	(0.3)%
Loss (income) from equity method investments	(8)	14	(22)	(0.5)%
Other	(71)	(88)	17	—%
Total change in ROE			105	2.0%
Opening Equity	$5,122	$4,367

	Six Months Ended
	June 30, 2024	June 30, 2023	Change	ROE pp change
	(in millions of U.S. dollars)			ROE Impact %
Net investment income	$315	$328	$(13)	(0.3)%
Fair value changes on fixed maturities	(45)	(5)	(40)	(0.9)%
Other (expense) income (primarily related to Enhanzed Re novation)	(1)	282	(283)	(6.3)%
Prior period net incurred losses and LAE	86	20	66	1.5%
Amortization of deferred charge assets	(59)	(41)	(18)	(0.4)%
General and administrative expenses	(185)	(174)	(11)	(0.2)%
Loss (income) from equity method investments	(13)	25	(38)	(0.9)%
Net income attributable to noncontrolling interests	(1)	(95)	94	2.1%
Other	148	105	43	0.3%
Total change in ROE				(5.1)%
Opening Equity	$5,025	$4,464
Adjusted ROE * increased by 0.8 pp for the three months ended June 30, 2024 and decreased 3.0 pp for the six months ended June 30, 2024, which excludes the impact of net realized losses and fair value changes on fixed maturities and funds held.

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

We discuss the results of our operations by aggregating certain captions from our unaudited condensed consolidated statements of operations, as we believe it provides a more meaningful view of our results and eliminates repetition that would arise if captions were discussed on an individual basis.
In order to facilitate analysis, we have grouped the discussion into the following captions:

•
Technical results: includes net premiums earned, net incurred losses and LAE and acquisition costs.

•
Investment results: includes net investment income, net realized (losses) gains, fair value changes in trading securities, funds held and other investments, unrealized (losses) gains on fixed maturities, AFS (recorded through the unaudited condensed consolidated statements of other comprehensive income) and income (losses) from equity method investments.

•
General and administrative results: includes general and administrative expenses.

Technical Results

Our strategy is focused on effectively managing (re)insurance portfolios underwritten in previous years that we assume through our provision of capital release solutions and acquisition of portfolios and businesses in run-off.
Net premiums earned and the associated current period net incurred losses and LAE and acquisition costs are the result of the recognition of unearned premiums from transactions completed in recent years.
Premiums earned in the Run-off segment are generally offset by the related current period net incurred losses and LAE and acquisition costs.
The components of technical results are as follows:
	Three Months Ended June 30,
	2024			2023
	Run-off	Corporate and other	Total	Run-off	Corporate and other	Total
	(in millions of U.S. dollars)
Net premiums earned	$5	$—	$5	$7	$—	$7
Net incurred losses and LAE:
Current period	4	—	4	3	—	3
Prior periods	(64)	2	(62)	(8)	(2)	(10)
Total net incurred losses and LAE	(60)	2	(58)	(5)	(2)	(7)
Acquisition costs	1	—	1	4	—	4
Technical results	$64	$(2)	$62	$8	$2	$10

1 LIBOR was ceased on June 30, 2023 and replaced by the Secured Overnight Financing Rate (“SOFR”).

	Six Months Ended June 30,
	2024			2023
	Run-off	Corporate and other	Total	Run-off	Corporate and other	Total
	(in millions of U.S. dollars)
Net premiums earned	$16	$—	$16	$15	$—	$15
Net incurred losses and LAE:
Current period	9	—	9	13	—	13
Prior periods	(87)	1	(86)	(41)	21	(20)
Total net incurred losses and LAE	(78)	1	(77)	(28)	21	(7)
Acquisition costs	2	—	2	6	—	6
Technical results	$92	$(1)	$91	$37	$(21)	$16
Prior Periods - RLE - Three and Six Months Ended June 30, 2024 and 2023
The following tables summarize RLE, RLE %, Adjusted RLE * and Adjusted RLE % * by acquisition year for the three months ended June 30, 2024 and 2023, which management believes is useful in measuring and monitoring performance of our claims management activity on the portfolios that we have acquired. This permits comparability between acquisition years of different loss reserve volumes.
Refer to the table below for a summary of RLE, RLE %, Adjusted RLE * and Adjusted RLE % * for the three months ended June 30, 2024:
	Three Months Ended June 30, 2024
	RLE			Adjusted RLE *
Acquisition Year	RLE / PPD	Average net loss reserves	RLE %	Adjusted RLE / PPD *	Average adjusted net loss reserves *	Adjusted RLE % *
	(in millions of U.S. dollars)
2014 and prior	$2	$921		$11	$683
2015	—	225		—	230
2016	5	557		5	615
2017	4	556		2	763
2018	1	519		1	580
2019	2	908		3	1,387
2020	—	339		—	339
2021	23	2,766		18	3,076
2022	31	1,971		31	1,971
2023	(6)	1,763		(6)	1,763
2024	—	148		—	148
Total	$62	$10,673	0.6%	$65	$11,555	0.6%

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Three Months Ended June 30, 2024:
Our RLE % was 0.6% for the three months ended June 30, 2024, as favorable reductions in estimates of net ultimate losses, reductions in provisions for ULAE and net favorable changes in the fair value of liabilities for which we have elected the fair value option were partially offset by amortization of fair value adjustments.
Acquisition years 2021 and 2022 provided most of the favorable results for the period, driven by our construction defect line of business after assuming active claims management, as well as our professional indemnity/directors and officers, and general casualty lines of business, as a result of favorable claims experience. Acquisition year 2023 was unfavorably impacted by adverse development in our professional indemnity/directors and officers line of business, partially offset by favorable developments in the general casualty line of business.
Our Adjusted RLE % * was marginally impacted by the exclusion of the impact of the changes in the discount rate upon the fair value of liabilities where we have elected the fair value option and the amortization of fair value adjustments relating to purchased subsidiaries. It is also impacted by the change in estimate of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.

Refer to the table below for a summary of RLE, RLE %, Adjusted RLE * and Adjusted RLE % * for the three months ended June 30, 2023:
	Three Months Ended June 30, 2023
	RLE			Adjusted RLE *
Acquisition Year	RLE / PPD	Average net loss reserves	RLE %	Adjusted RLE / PPD *	Average adjusted net loss reserves *	Adjusted RLE % *
	(in millions of U.S. dollars)
2014 and prior	$(4)	$1,342		$(4)	$1,051
2015	2	274		3	280
2016	1	665		1	731
2017	11	555		1	792
2018	—	695		5	779
2019	2	1,014		1	1,537
2020	1	489		—	489
2021	10	3,319		14	3,687
2022	(13)	2,808		(13)	2,808
2023	—	921		—	921
Total	$10	$12,082	0.1%	$8	$13,075	0.1%

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Three Months Ended June 30, 2023:
Our RLE % was insignificant for the three months ended June 30, 2023, as favorable reductions in estimates of net ultimate losses and changes in the fair value of liabilities for which we have elected the fair value option were largely offset by amortization of fair value adjustments.
Acquisition year 2017 provided favorable results for the period, predominantly driven by a reduction in the fair value of liabilities for which we have elected the fair value option, partially offset by an adjustment to reclassify the changes in net incurred losses and LAE relating to our credit risk. Acquisition year 2021 also provided favorable results for the period, driven by favorable claims experience in our workers’ compensation line of business. Adverse RLE in the 2022 acquisition year was driven by an increase in ULAE provisions as a result of assuming active claims management control on the 2022 LPT transaction with Argo.
Our Adjusted RLE % * was marginally impacted by the exclusion of the impact of the changes in the discount rate upon the fair value of liabilities where we have elected the fair value option and the amortization of fair value adjustments relating to purchased subsidiaries. It is also impacted by the change in estimate of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.
Six Months Ended June 30, 2024:

	Six Months Ended June 30, 2024
	RLE			Adjusted RLE *
Acquisition Year	RLE / PPD	Average net loss reserves	RLE %	Adjusted RLE / PPD *	Average adjusted net loss reserves *	Adjusted RLE % *
	(in millions of U.S. dollars)
2014 and prior	$(10)	$1,249		$3	$904
2015	1	409		1	234
2016	10	567		10	628
2017	1	559		(6)	773
2018	(10)	749		(8)	601
2019	(1)	639		—	1,428
2020	(12)	1,656		(12)	356
2021	62	2,484		56	3,146
2022	50	1,738		50	2,076
2023	(5)	854		(5)	1,650
2024	—	148		—	148
Total	$86	$11,052	0.8%	$89	$11,944	0.7%

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Our RLE % was 0.8% for the six months ended June 30, 2024, as favorable reductions in estimates of net ultimate losses, reductions in provisions for ULAE and net favorable changes in the fair value of liabilities for which we have elected the fair value option, partially offset by amortization of fair value adjustments.
Acquisition years 2021 and 2022 provided most of the favorable results for the period, driven by our professional indemnity/directors and officers, construction defect, general casualty and workers’ compensation lines of business, as a result of favorable claims experience. Partially offsetting this, acquisition years 2020, 2018 and 2014 and prior were unfavorably impacted by increased settlement activity in the general casualty line of business.
Our Adjusted RLE % * was negatively impacted by the exclusion of the impact of the changes in the discount rate upon the fair value of liabilities where we have elected the fair value option and the amortization of fair value adjustments relating to purchased subsidiaries. It is also impacted by the change in estimate of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.

Six Months Ended June 30, 2023:
	Six Months Ended June 30, 2023
	RLE			Adjusted RLE *
Acquisition Year	RLE / PPD	Average net loss reserves	RLE %	Adjusted RLE / PPD *	Average adjusted net loss reserves *	Adjusted RLE % *
	(in millions of U.S. dollars)
2014 and prior	$5	$1,434		$3	$944
2015	3	277		4	295
2016	1	675		3	743
2017	(1)	556		2	797
2018	(10)	720		3	809
2019	1	1,029		1	1,555
2020	14	529		14	531
2021	17	3,360		24	3,842
2022	(10)	2,974		(10)	2,981
2023	—	921		—	921
Total	$20	$12,475	0.2%	$44	$13,418	0.3%

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Our RLE % was insignificant for the six months ended June 30, 2023, as favorable reductions in estimates of net ultimate losses and reductions in provisions for ULAE were largely offset by net unfavorable changes in the fair value of liabilities for which we have elected the fair value option and amortization of fair value adjustments.
Acquisition year 2020 provided favorable results primarily driven by a release of $10 million relating to COVID-19 exposures on our general casualty line of business. Acquisition year 2021 also provided favorable results, driven by continued favorable claims experience on our workers’ compensation line of business.
Acquisition years 2017, and 2018 were unfavorably impacted by an increase in the fair value of liabilities for which we have elected the fair value option. Acquisition year 2022 was unfavorably impacted by an increase in ULAE provisions as a result of assuming active claims management control on the 2022 LPT transaction with Argo, partially offset by a reduction in provisions for ULAE in accordance with our run-off operations.
Our Adjusted RLE % * was positively impacted by the exclusion of the impact of the changes in the discount rate upon the fair value of liabilities where we have elected the fair value option and the amortization of fair value adjustments relating to purchased subsidiaries. It is also impacted by the change in estimate of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Investment Results

We strive to structure our investment holdings and the duration of our investments in a manner that recognizes our liquidity needs, including our obligation to pay losses and LAE liabilities.
The components of our investment results split between our fixed income assets (which includes our short-term and fixed maturities classified as trading and AFS, funds held, cash and cash equivalents and restricted cash and cash equivalents, collectively our “Fixed Income” assets) and other investments (which includes equities and equity method investments, collectively our “Other Investments”) for the three and six months ended June 30, 2024 and 2023 are as follows:

	Three Months Ended June 30,
	2024			2023
	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total
	(in millions of U.S. dollars)
Net investment income	$136	$19	$155	$149	$23	$172
Net realized losses	(9)	—	(9)	(25)	—	(25)
Fair value changes in trading securities, funds held and other investments	(26)	112	86	(64)	62	(2)
(Loss) income from equity method investments	—	(8)	(8)	—	14	14
Other comprehensive income:
Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments, excluding foreign exchange	3	—	3	(22)	—	(22)
TIR ($)	$104	$123	$227	$38	$99	$137
Annualized TIR %	3.3%	9.6%	5.2%	1.1%	8.2%	3.0%
Annualized Adjusted TIR % *	4.1%	9.6%	5.6%	4.1%	8.2%	5.1%

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

	Six Months Ended June 30,
	2024			2023
	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total
	(in millions of U.S. dollars)
Net investment income	$276	$39	$315	$281	$47	$328
Net realized losses	(15)	—	(15)	(43)	—	(43)
Fair value changes in trading securities, funds held and other investments	(45)	216	171	(5)	209	204
(Loss) income from equity method investments	—	(13)	(13)	—	25	25
Other comprehensive income:
Unrealized (losses) gains on fixed maturities, AFS, net of reclassification adjustments, excluding foreign exchange	(9)	—	(9)	65	—	65
TIR ($)	$207	$242	$449	$298	$281	$579
Annualized TIR %	3.2%	9.6%	5.0%	4.3%	11.5%	6.1%
Annualized Adjusted TIR % *	4.1%	9.6%	5.6%	3.7%	11.5%	5.6%

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Net Investment Income
The below charts are in millions of U.S. dollars.

Three Months Ended June 30, 2024 versus 2023: Net investment income decreased primarily due to:

•
an overall reduction in investments and funds held assets as a result of claims payments which outpaced new business relative to the periods; and

•
higher investment expenses primarily due to increased performance fees.

Six Months Ended June 30, 2024 versus 2023: Net investment income decreased primarily due to:

•
an overall reduction in investments and funds held assets as a result of claims payments which outpaced new business relative to the periods;

•
a decrease in dividend income earned on our publicly traded equities; and

•
higher investment expenses primarily due to increased performance fees.

Fair Value Changes, Net Realized Losses and Unrealized (Losses) Gains included in Comprehensive Income
The below charts are in millions of U.S. dollars.

Three Months Ended June 30, 2024 versus 2023: The net increase of $129 million when comparing the aggregate of fair value changes, realized losses and unrealized gains (losses) on fixed maturities, AFS for the three months ended June 30, 2024 to the comparative quarter was the result of:

•
a decrease in the aggregate of realized losses and losses from fair value changes in trading securities and funds held of $54 million, primarily as a result of comparatively less significant increase in interest rates across U.S., U.K. and European markets for the three months ended June 30, 2024 relative to the comparative quarter;

•
net unrealized gains on fixed income securities, AFS of $3 million in the current quarter compared to net unrealized losses of $22 million in the comparative quarter primarily driven by significant increases in interest rates in the comparative quarter;

•
an increase in the gain from fair value changes in other investments, including equities of $50 million, primarily driven by a favorable variance in relation to embedded derivatives pertaining to assets backing one of our LPT portfolios and increases in the gains for our CLO equities, hedge funds, private equity funds, privately held equities, and infrastructure. This is partially offset by decreases in the gain from publicly traded equities, fixed income funds, and real estate.

Six Months Ended June 30, 2024 versus 2023: The net decrease of $79 million when comparing the aggregate of fair value changes, realized losses and unrealized gains (losses) on fixed maturities, AFS for the six months ended June 30, 2024 to the comparative period was the result of:

•
an increase in the aggregate of net realized losses and losses from fair value changes on trading securities and funds held of $12 million, as a result of comparatively more significant increases in interest rates in the U.S. as well as comparatively less significant tightening of credit spreads during the six months ended June 30, 2024 relative to the comparative period;

•
net unrealized losses on fixed income securities, AFS of $9 million in the current period compared to net unrealized gains of $65 million in the comparative period, primarily driven by interest rate rises in the current period; as partially offset by;

•
an increase in the gain on fair value changes from other investments, including equities, of $7 million, primarily driven by our privately held equities, CLO equities, hedge funds, and private equity funds relative to the comparative period, partially offset by decreased gains on publicly traded equities, private debt, and real estate, and an unfavorable variance in the fair value change of an embedded derivative in relation to the Aspen LPT.

(Loss) income from equity method investments
The below charts are in millions of U.S. dollars.

Three Months Ended June 30, 2024 versus 2023: The variance of $22 million is driven by losses from our investment in Monument Re of $16 million for the three months ended June 30, 2024 compared to income in the comparative quarter of $5 million.
Six Months Ended June 30, 2024 versus 2023: The variance of $38 million is driven by losses from our investment in Monument Re of $46 million for the six months ended June 30, 2024 compared to income in the comparative year of $4 million. This is partially offset by an increase in income from our investment in Core Specialty of $16 million.
Investable Assets
Investable assets and adjusted investable assets * decreased by 4.8% and 4.2%, respectively, from December 31, 2023 to June 30, 2024, primarily due to the impact of net paid losses, partially offset by investment income and the fair value change in our fixed maturities.

*
Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measures.

Duration and average credit rating on fixed maturities, cash and cash equivalents and fixed maturities included in funds held - directly managed
The fair value, duration and average credit rating of investments is as follows:
	June 30, 2024			December 31, 2023
	Fair Value ($) (1)	Average Duration (in years) (2)	Average Credit Rating (3)	Fair Value ($) (1)	Average Duration (in years) (2)	Average Credit Rating (3)
Total	$9,384	3.90	A+	$10,320	4.04	A+

(1)
The fair value by segment of our fixed maturities, cash and cash equivalents and fixed maturities included in funds held-directly managed portfolios does not include the carrying value of cash and cash equivalents within our funds held-directly managed portfolios.

(2)
The average duration calculation includes cash and cash equivalents, short-term investments and fixed maturities, as well as the fixed maturities and cash and cash equivalents within our funds held-directly managed portfolios.

(3)
The average credit rating calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios.

The overall decrease in the balance of our fixed maturities and cash and cash equivalents of $936 million when comparing June 30, 2024 to December 31, 2023 was primarily driven by the impact of net paid losses which outpaced new business for the period.
As of both June 30, 2024 and December 31, 2023, our fixed maturities and cash and cash equivalents had an average credit quality rating of A+ .
As of June 30, 2024 and December 31, 2023, our fixed maturities that were non-investment grade (i.e. rated lower than BBB- and non-rated securities) comprised $497 million, or 5.8%, and $456 million, or 4.8%, of our total fixed maturities portfolio, respectively.

General and Administrative Expenses for the Three and Six Months Ended June 30, 2024 and 2023

The below chart is in millions of U.S. dollars.
Three Months Ended June 30, 2024 versus 2023: The $13 million increase was primarily driven by higher legal fees and salaries and benefits expenses due to prior period bonus accrual releases, inflation and other staff costs. This is partially offset by decreases in other general and administrative expenses.
Six Months Ended June 30, 2024 versus 2023: The $11 million increase was primarily driven by higher salaries and benefits expenses due to inflationary rises and prior year bonus releases.
Non-GAAP Financial Measures

In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program.
These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance.
The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to net realized (gains)/losses and fair value changes on fixed maturity investments recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments.
Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods.
It is important for the readers of our periodic filings to understand that these items will recur from period to period.
However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves.
Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations and other items that we separately disclose.
The following table presents more information on each non-GAAP measure. The results and GAAP reconciliations for these measures are set forth further below.
Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure
Fully diluted book value per ordinary share
Total Enstar ordinary shareholders’ equity
Divided by
Number of ordinary shares outstanding, adjusted for:
- the ultimate effect of any dilutive securities (which include restricted shares, restricted share units, directors’ restricted share units and performance share units) on the number of ordinary shares outstanding

Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution.
We use this non-GAAP measure in our incentive compensation program.

Adjusted return on equity (%)	Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder’s equity
Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders’ equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented.
We eliminate the impact of fair value changes and net realized (gains) losses on fixed maturities and funds held-directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as:

•
we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and

•
removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option.

Therefore, we believe that excluding their impact on our net income improves comparability of our core operational performance across periods.
We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios.
We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net income from discontinued operations, as these items are not indicative of our ongoing operations.
We use this non-GAAP measure in our incentive compensation program.

Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator)
Net income (loss) attributable to Enstar ordinary shareholders, adjusted for:
- fair value changes and net realized (gains) losses on fixed maturities and funds held-directly managed,
- change in fair value of insurance contracts for which we have elected the fair value option (1),
- amortization of fair value adjustments,
- net gain/loss on purchase and sales of subsidiaries (if any),
- net income from discontinued operations (if any),
- tax effects of adjustments, and
- adjustments attributable to noncontrolling interests

Adjusted opening Enstar ordinary shareholders’ equity (denominator)
Opening Enstar ordinary shareholders’ equity, less:
- fair value changes on fixed maturities and funds held-directly managed,
- fair value of insurance contracts for which we have elected the fair value option (1),
- fair value adjustments, and
- net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any)

Adjusted run-off liability earnings (%)	Adjusted PPD divided by average adjusted net loss reserves.
Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods.

Adjusted prior period development (numerator)
Prior period net incurred losses and LAE, adjusted to:
Remove:
- Legacy Underwriting (2) operations
- amortization of fair value adjustments,
- change in fair value of insurance contracts for which we have elected the fair value option (1),
and
Add:
- the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.

We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations.
The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons:

•
Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement (3); as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies (2);

Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure

•
The change in fair value of insurance contracts for which we have elected the fair value option (1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and

Adjusted net loss reserves (denominator)
Net losses and LAE, adjusted to:
Remove:
- Legacy Underwriting (2) net loss reserves
- current period net loss reserves
- net fair value adjustments associated with the acquisition of companies,
- the fair value adjustments for contracts for which we have elected the fair value option (1) and
Add:
- net nominal defendant A&E liability exposures and estimated future expenses.

•
The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis.

We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves.
We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions.

Adjusted total investment return (%)	Adjusted total investment return (dollars) recognized in net income for the applicable period divided by period average adjusted total investable assets.	Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy.
Adjusted total investment return ($) (numerator)
Total investment return (dollars), adjusted for:
- fair value changes in fixed maturities, trading and funds held-directly managed; and
- unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange.

Provides a consistent measure of investment returns as a percentage of all assets generating investment returns.
We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost.

Adjusted average aggregate total investable assets (denominator)
Total average investable assets, adjusted for:
- net unrealized (gains) losses on fixed maturities, AFS included within AOCI
- fair value changes on fixed maturities, trading and funds held -directly managed

(1)
Comprises the discount rate and risk margin components.

(2)
As of January 1, 2024, not applicable. Refer to Note 4 - “Segment Information” for more detail.

(3)
The reinsurance contractual arrangements (including the Capacity Lease Agreement) described in Note 6 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 were settled during the second quarter of 2023, and we did not record any transactions in the Legacy Underwriting segment in 2023.

Reconciliation of GAAP to Non-GAAP Measures

The table below presents a reconciliation of BVPS to Fully Diluted BVPS *:
	June 30, 2024			December 31, 2023
	Equity (1)	Ordinary Shares	Per Share Amount	Equity (1)	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)
Book value per ordinary share	$5,261	14,665,281	$358.74	$5,025	14,631,055	$343.45
Non-GAAP adjustment:
Share-based compensation plans		334,625			292,190
Fully diluted book value per ordinary share *	$5,261	14,999,906	$350.74	$5,025	14,923,245	$336.72

(1)
Equity comprises Enstar ordinary shareholders’ equity, which is calculated as Enstar shareholders’ equity less preferred shares ($510 million) prior to any non-GAAP adjustments.

The table below presents a reconciliation of ROE to Adjusted ROE * and Annualized ROE to Annualized Adjusted ROE *:
	Three Months Ended
	June 30, 2024				June 30, 2023
	Net income (loss) (1)	Opening equity (1)	ROE	Annualized ROE	Net income (loss) (1)	Opening equity (1)	ROE	Annualized ROE
	(in millions of U.S. dollars)
Net income/Opening equity/ROE/Annualized ROE (1)	$126	$5,122	2.5%	9.8%	$21	$4,367	0.5%	1.9%
Non-GAAP adjustments for loss (gains):
Net realized losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3)	9	416			25	531
Fair value changes on fixed maturities, trading (2) / Fair value changes on fixed maturities, trading (3)	16	251			42	316
Fair value changes on funds held - directly managed (2) / Fair value changes on funds held - directly managed (3)	10	122			22	147
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4)	(4)	(249)			(8)	(278)
Amortization of fair value adjustments / Fair value adjustments	6	(103)			6	(121)
Tax effects of adjustments (5)	(3)	—			(3)	—
Adjusted net income /Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE *	$160	$5,559	2.9%	11.5%	$105	$4,962	2.1%	8.5%

(1)
Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders’ equity, which is calculated as opening Enstar shareholders’ equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2)
Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our unaudited condensed consolidated statements of operations. Fair value changes in our fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in our unaudited condensed consolidated statements of operations.

(3)
Our fixed maturities are held directly on our balance sheet and also within the “Funds held” balance.

(4)
Comprises the discount rate and risk margin components.

(5)
Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

*
Non-GAAP measure.

	Six Months Ended
	June 30, 2024				June 30, 2023
	Net income (loss) (1)	Opening equity (1)	ROE	Annualized ROE	Net income (loss) (1)	Opening equity (1)(2)	ROE	Annualized ROE
	(in millions of U.S. dollars)
Net income/Opening equity/ROE (1)	$245	$5,025	4.9%	9.8%	$445	$4,464	10.0%	19.9%
Non-GAAP adjustments for loss (gains):
Net realized losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3)	15	380			43	647
Fair value changes on fixed maturities, trading (3) / Fair value changes on fixed maturities, trading (4)	30	234			2	400
Fair value changes on funds held - directly managed (3) / Fair value changes on funds held - directly managed (4)	15	111			3	780
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (5)	(8)	(246)			12	(294)
Amortization of fair value adjustments / Fair value adjustments	9	(107)			9	(124)
Tax effects of adjustments (6)	(5)	—			(6)	—
Adjustments attributable to noncontrolling interests (7)	—	—			(2)	—
Adjusted net income /Adjusted opening equity/Adjusted ROE *	$301	$5,397	5.6%	11.2%	$506	$5,873	8.6%	17.2%

(1)
Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders’ equity, which is calculated as opening Enstar shareholders’ equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2)
Enstar ordinary shareholders’ equity as of December 31, 2022 has been retrospectively adjusted for the impact of adopting ASU 2018-12. Refer to Note 9 to our unaudited condensed consolidated financial statements for further information.

(3)
Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our unaudited condensed consolidated statements of operations. Fair value changes in our fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in our unaudited condensed consolidated statements of operations.

(4)
Our fixed maturities are held directly on our balance sheet and also within the “Funds held” balance.

(5)
Comprises the discount rate and risk margin components.

(6)
Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(7)
Represents the impact of the adjustments on net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

*
Non-GAAP measure.

The tables below present a reconciliation of RLE to Adjusted RLE *:
	Three Months Ended	As of			Three Months Ended
	June 30, 2024	June 30, 2024	March 31, 2024	June 30, 2024	June 30, 2024
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)
PPD/net loss reserves/RLE %	$62	$10,518	$10,827	$10,673	0.6%
Non-GAAP adjustments for expenses (income):
Net loss reserves incurred in the current period	—	(9)	(5)	(7)
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	6	98	103	101
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	(4)	253	249	251
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	497	516	506
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	31	32	31
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE % *	$65	$11,388	$11,722	$11,555	0.6%

(1)
Comprises the discount rate and risk margin components.

*
Non-GAAP measure.

	Three Months Ended	As of			Three Months Ended
	June 30, 2023	June 30, 2023	March 31, 2023	June 30, 2023	June 30, 2023
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)
PPD/net loss reserves/RLE %	$10	$12,939	$11,226	$12,082	0.1%
Non-GAAP adjustments for expenses (income):
Net loss reserves incurred in the current period	—	(11)	(9)	(10)
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	6	116	121	119
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	(8)	312	278	295
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	550	560	555
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	—	34	34	34
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE % *	$8	$13,940	$12,210	$13,075	0.1%

(1)
Comprises the discount rate and risk margin components.

*
Non-GAAP measure.

	Six Months Ended	As of			Six Months Ended
	June 30, 2024	June 30, 2024	December 31, 2023	June 30, 2024	June 30, 2024
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)
PPD/net loss reserves/RLE/Annualized RLE	$86	$10,518	$11,585	$11,052	0.8%
Non-GAAP Adjustments:
Net loss reserves - current period	—	(9)	—	(5)
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	9	98	107	103
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	(8)	253	246	250
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	497	527	512
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	2	31	33	32
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE/Annualized Adjusted RLE *	$89	$11,388	$12,498	$11,944	0.7%

(1)
Comprises the discount rate and risk margin components.

*
Non-GAAP measure.

	Six Months Ended	As of			Six Months Ended
	June 30, 2023	June 30, 2023	December 31, 2022	June 30, 2023	June 30, 2023
	RLE / PPD	Net loss reserves	Net loss reserves	Average Net loss reserves	RLE %
	(in millions of U.S. dollars)
PPD/net loss reserves/RLE/Annualized RLE	$20	$12,939	$12,011	$12,475	0.2%
Non-GAAP Adjustments:
Net loss reserves - current period	—	(11)	—	(6)
Legacy Underwriting	—	—	(139)	(70)
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	9	116	124	120
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	12	312	294	303
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	550	572	561
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	34	35	35
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE/Annualized Adjusted RLE *	$44	$13,940	$12,897	$13,418	0.3%

(1)
Comprises the discount rate and risk margin components.

*
Non-GAAP measure.

The tables below present a reconciliation of our Annualized TIR to our Annualized Adjusted TIR *:
	Three Months Ended June 30,
	2024			2023
	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total
	(in millions of U.S. dollars)
Net investment income	$136	$19	$155	$149	$23	$172
Net realized losses
Fixed maturities, AFS	(9)	—	(9)	(25)	—	(25)
Net realized losses	(9)	—	(9)	(25)	—	(25)
Fair value changes
Fixed maturities, trading	(16)	—	(16)	(42)	—	(42)
Funds held	(10)	—	(10)	(22)	—	(22)
Equity securities	—	35	35	—	39	39
Other investments	—	78	78	—	27	27
Investment derivatives	—	(1)	(1)	—	(4)	(4)
Fair value changes	(26)	112	86	(64)	62	(2)
(Loss) income from equity method investments	—	(8)	(8)	—	14	14
Other comprehensive income:
Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	3	—	3	(22)	—	(22)
TIR ($)	$104	$123	$227	$38	$99	$137
Non-GAAP adjustments:
Net realized losses (gains) on fixed maturities, AFS and fair value changes in trading and funds held - directly managed	35	—	35	90	—	90
Net unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	(3)	—	(3)	22	—	22
Adjusted TIR ($) *	$136	$123	$259	$150	$99	$249
Total investments	$11,453	$5,170	$16,623	$13,228	$4,805	$18,033
Cash and cash equivalents, including restricted cash and cash equivalents	752	—	752	1,186	—	1,186
Total investable assets	$12,205	$5,170	$17,375	$14,414	$4,805	$19,219
Average aggregate invested assets, at fair value (1)	12,460	5,127	17,587	13,693	4,855	18,548
Annualized TIR % (2)	3.3%	9.6%	5.2%	1.1%	8.2%	3.0%
Non-GAAP adjustment:
Net unrealized losses on fixed maturities, AFS included within AOCI and fair value changes on fixed maturities, trading and funds held - directly managed	803	—	803	1,053	—	1,053
Adjusted investable assets *	$13,008	$5,170	$18,178	$15,467	$4,805	$20,272
Adjusted average aggregate invested assets, at fair value * (3)	$13,256	$5,127	$18,383	$14,717	$4,855	$19,572
Annualized adjusted TIR % * (4)	4.1%	9.6%	5.6%	4.1%	8.2%	5.1%
Annualized income from fixed income assets (5)	576	—	576	612	—	612
Average aggregate fixed income assets, at cost (5)(6)	13,232	—	13,232	13,693	—	13,693
Annualized Investment book yield (7)	4.35%	—%	4.35%	4.47%	—%	4.47%

(1)
This amount is a two period average of the total investable assets, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2)
Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

(3)
This amount is a two period average of the adjusted investable assets *, as presented above.

(4)
Annualized adjusted TIR % * is calculated by dividing the annualized adjusted TIR * ($) by adjusted average aggregate invested assets, at fair value *.

(5)
Fixed income assets include fixed maturities and cash and restricted cash, and funds held by reinsured companies.

(6)
These amounts are a two period average of the amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(7)
Annualized investment book yield % is calculated by dividing the annualized income from fixed income assets by average aggregate fixed income assets, at cost.

*
Non-GAAP measure.

	Six Months Ended
	June 30, 2024			June 30, 2023
	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total
	(in millions of U.S. dollars)
Net investment income	$276	$39	$315	$281	$47	$328
Net realized losses
Fixed maturities, AFS	(15)	—	(15)	(43)	—	(43)
Net realized losses	(15)	—	(15)	(43)	—	(43)
Fair value changes
Fixed maturities, trading	(30)	—	(30)	(2)	—	(2)
Funds held	(15)	—	(15)	(3)	—	(3)
Equity securities	—	72	72	—	92	92
Other investments	—	145	145	—	112	112
Investment derivatives	—	(1)	(1)	—	5	5
Fair value changes	(45)	216	171	(5)	209	204
(Loss) income from equity method investments	—	(13)	(13)	—	25	25
Other comprehensive income:
Unrealized (losses) gains on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	(9)	—	(9)	65	—	65
TIR ($)	$207	$242	$449	$298	$281	$579
Non-GAAP adjustments:
Net realized losses (gains) on fixed maturities, AFS and fair value changes in trading and funds held - directly managed	60	—	60	49	—	49
Net unrealized losses (gains) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	9	—	9	(65)	—	(65)
Adjusted TIR ($) *	$276	$242	$518	$282	$281	$563
Total investments	$11,453	$5,170	$16,623	$13,228	$4,805	$18,033
Cash and cash equivalents, including restricted cash and cash equivalents	752	—	752	1,186	—	1,186
Total investable assets	$12,205	$5,170	$17,375	$14,414	$4,805	$19,219
Average aggregate invested assets, at fair value (1)	12,777	5,048	17,825	13,937	4,894	18,831
Annualized TIR % (2)	3.2%	9.6%	5.0%	4.3%	11.5%	6.1%
Non-GAAP adjustment:
Net unrealized losses on fixed maturities, AFS included within AOCI and fair value changes on fixed maturities, trading and funds held - directly managed	803	—	803	1,053	—	1,053
Adjusted investable assets *	$13,008	$5,170	$18,178	$15,467	$4,805	$20,272
Adjusted average aggregate invested assets, at fair value * (3)	$13,549	$5,048	$18,597	$15,324	$4,894	$20,218
Annualized adjusted TIR % * (4)	4.1%	9.6%	5.6%	3.7%	11.5%	5.6%
Annualized income from fixed income assets (5)	588	—	588	578	—	578
Average aggregate fixed income assets, at cost (5)(6)	13,526	—	13,526	15,294	—	15,294
Annualized Investment book yield (7)	4.35%	—%	4.35%	3.78%	—%	3.78%

(1)
This amount is a three period average of the total investable assets, as presented above, and is comprised of amounts disclosed in our first and second quarterly and our annual U.S. GAAP consolidated financial statements.

(2)
Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

(3)
This amount is a three period average of the adjusted investable assets *, as presented above.

(4)
Annualized adjusted TIR % * is calculated by dividing the annualized adjusted TIR * ($) by adjusted average aggregate invested assets, at fair value *.

(5)
Fixed income assets include fixed maturities and cash and restricted cash, and funds held by reinsured companies.

(6)
These amounts are a three period average of the amounts disclosed in our first and second quarterly and our annual U.S. GAAP consolidated financial statements.

(7)
Annualized investment book yield % is calculated by dividing the annualized income from fixed income assets by average aggregate fixed income assets, at cost.

*
Non-GAAP measure.

Results of Operations by Segment - For the Three and Six Months Ended June 30, 2024 and 2023

Effective January 1, 2024, our business is organized into two reportable segments: (i) Run-off and (ii) Investments. In addition, our Corporate and other activities, which do not qualify as an operating segment, include income and expense items that are not directly attributable to our reportable segments and activities from the former Assumed Life and Legacy Underwriting reportable segments.
Effective January 1, 2024, Assumed Life and Legacy Underwriting are no longer reportable segments as they ceased all business activities following the series of commutation and novation transactions in Enhanzed Re and the settlement of the arrangements between SGL No. 1, Arden, and Atrium. Any residual activities of the former Assumed Life and Legacy Underwriting reportable segments will be prospectively included within our Corporate and other activities (all of which are expected to be immaterial). See Note 4 to the consolidated financial statements for additional information.
The following is a discussion of our results of operations by segment.
Run-off Segment

The following is a discussion and analysis of the results of operations for our Run-off segment.
	Three Months Ended June 30,		$ Change	Six Months Ended June 30,		$ Change
	2024	2023		2024	2023
	(in millions of U.S. dollars)
REVENUES
Net premiums earned	$5	$7	$(2)	$16	$15	$1
Other income:
Reduction in estimates of net ultimate defendant A&E liabilities - prior periods	—	—	—	—	2	(2)
Reduction in estimated future defendant A&E expenses	1	—	1	2	1	1
All other income	2	5	(3)	4	7	(3)
Total other income	3	5	(2)	6	10	(4)
Total revenues	8	12	(4)	22	25	(3)
EXPENSES
Net incurred losses and LAE:
Current period	4	3	1	9	13	(4)
Prior periods:
Reduction in estimates of net ultimate losses	(42)	(8)	(34)	(48)	(23)	(25)
Reduction in provisions for ULAE	(22)	—	(22)	(39)	(18)	(21)
Total prior periods	(64)	(8)	(56)	(87)	(41)	(46)
Total net incurred losses and LAE	(60)	(5)	(55)	(78)	(28)	(50)
Acquisition costs	1	4	(3)	2	6	(4)
General and administrative expenses	48	47	1	90	86	4
Total expenses	(11)	46	(57)	14	64	(50)
SEGMENT NET INCOME (LOSS)	$19	$(34)	$53	$8	$(39)	$47
Overall Results
Three Months Ended June 30, 2024 versus 2023: Net income from our Run-off segment was $19 million compared to net loss of $34 million in the comparative quarter, primarily due to:

•
A $56 million increase in favorable PPD in the current quarter, mainly driven by a $34 million increase in the reduction in estimates of net ultimate losses and a $22 million release of ULAE provisions.

◦
During the second quarter of 2024, we recognized favorable development on our construction defect and professional indemnity/directors and officers lines of business of $24 million and $12 million, respectively, driven by favorable claims experience.

◦
In comparison, during the second quarter of 2023 we recognized favorable development of $9 million on our workers’ compensation line of business as a result of favorable claims experience, most notably in the 2021 acquisition year. We also increased our ULAE provision by $21 million as a result of assuming active claims control on the 2022 LPT agreement with Argo, which offset other ULAE reserve adjustments from our run-off operations.

Six Months Ended June 30, 2024 versus 2023: Net income from our Run-off segment was $8 million compared to net loss of $39 million in the comparative period, primarily due to:

•
A $46 million increase in favorable PPD, mainly driven by a $25 million increase in the reduction in estimates of net ultimate losses and a $21 million increase in the release of ULAE provisions relative to the comparative period.

◦
During the first half of 2024, PPD was primarily driven by favorable development across multiple lines of business. We recognized $41 million and $22 million of favorable development on our professional indemnity/directors and officers and construction defect lines of business, respectively, as a result of favorable claims experience, as well as $25 million of favorable development on our asbestos line of business resulting from actuarial analysis. This was partially offset by adverse development on our general casualty line of business of $17 million driven by adverse claims experience and adverse development on our environmental line of business of $25 million due to results from actuarial reviews during the period.

◦
In comparison, in the first half of 2023, we recognized favorable development of $20 million on our workers’ compensation line of business as a result of continued favorable claims experience, most notably in the 2021 acquisition year.

Investments Segment

The following is a discussion and analysis of the results of operations for our Investments segment.
	Three Months Ended June 30,		$ Change	Six Months Ended June 30,		$ Change
	2024	2023		2024	2023
	(in millions of U.S. dollars)
REVENUES
Net investment income:
Fixed maturities	$137	$145	$(8)	$279	$276	$3
Cash and restricted cash	7	8	(1)	15	13	2
Other investments, including equities	19	23	(4)	39	47	(8)
Less: Investment expenses	(8)	(4)	(4)	(18)	(8)	(10)
Total net investment income	155	172	(17)	315	328	(13)
Net realized losses:
Fixed maturities	(9)	(25)	16	(15)	(43)	28
Total net realized losses	(9)	(25)	16	(15)	(43)	28
Fair value changes in:
Fixed maturities, trading	(26)	(64)	38	(45)	(5)	(40)
Other investments, including equities	112	62	50	216	209	7
Total fair value changes in trading securities and other investments	86	(2)	88	171	204	(33)
Total revenues	232	145	87	471	489	(18)
EXPENSES
General and administrative expenses	10	10	—	20	21	(1)
Total expenses	10	10	—	20	21	(1)
(Loss) income from equity method investments	(8)	14	(22)	(13)	25	(38)
SEGMENT NET INCOME	$214	$149	$65	$438	$493	$(55)

Overall Results
Three Months Ended June 30, 2024 versus 2023: Net income from our Investments segment was $214 million for the three months ended June 30, 2024 compared to $149 million for the three months ended June 30, 2023. The increase of $65 million was primarily due to:

•
an increase in the gain from fair value changes in other investments, including equities of $50 million, primarily driven by a favorable variance in relation to an embedded derivative related to the assets supporting one of our LPTs and increases in the gains for our CLO equities, hedge funds, private equity funds, privately held equities and infrastructure. This is partially offset by decreases in the gain from publicly traded equities, fixed income funds, and real estate; and

•
a decrease in the aggregate of net realized losses and losses from fair value changes in trading securities and funds held of $54 million, primarily as a result of moderating increases in interest rates across U.S., U.K. and European markets in the current period, relative to the comparative quarter. This is partially offset by;

•
a decrease in our net investment income of $17 million due to an overall reduction in investments and funds held assets as a result of claims payments which outpaced new business relative to the periods and an increase in investment expenses primarily due to increased performance fees; and

•
a loss from equity method investments of $8 million for the current quarter compared to $14 million income in the comparative quarter as a result of increased losses on our investment in Monument Re.

Six Months Ended June 30, 2024 versus 2023: Net income from our Investments segment was $438 million for the six months ended June 30, 2024 compared to $493 million for the six months ended June 30, 2023. The decrease of $55 million was primarily due to:

•
an increase in the aggregate of net realized losses and losses from fair value changes in trading securities and funds held of $12 million, primarily as a result of comparatively more significant increase in interest rates in the U.S., as well as comparatively less significant tightening credit spreads;

•
a loss from equity method investments of $13 million for the current period compared to $25 million income in the comparative period as a result of increased losses on our investment in Monument Re, partially offset by an increase in income on our investment in Core Specialty; and

•
a decrease in our net investment income of $13 million, which is primarily due reductions in our investments and funds held assets as a result of claims payments which outpaced new business, less dividend income earned on our publicly traded equities and increased investment expenses primarily due to increased performance fees; partially offset by;

•
an increase in the gain on fair value changes from other investments, including equities, of $7 million, primarily driven by our privately held equities, CLO equities, hedge funds, and private equity funds relative to the comparative period, partially offset by decreased gains on publicly traded equities, private debt, and real estate, and an unfavorable variance in relation to an embedded derivative related to the assets supporting one of our LPTs.

Total Investments
Fixed maturities
The below tables present the fair value, duration, and credit rating of our fixed maturities in our Run-off segment:
	June 30, 2024				December 31, 2023
	Fair Value	%	Duration (years) (1)	Credit Rating (1)	Fair Value	%	Duration (years) (1)	Credit Rating (1)
	(in millions of U.S. dollars, except percentages)
Fixed maturity and short-term investments, trading and AFS
U.S. government & agency	$270	3.1%	4.4	AA+	$326	3.4%	4.5	AA+
U.K. government	51	0.6%	10.8	A+	72	0.8%	10.3	A+
Other government	343	4.0%	4.7	AA	391	4.1%	5.0	AA
Corporate	3,769	43.7%	5.3	A-	4,131	43.5%	5.4	A-
Municipal	120	1.4%	7.0	AA-	142	1.5%	7.6	AA-
Residential mortgage-backed	451	5.2%	5.1	AA	487	5.1%	5.2	AA
Commercial mortgage-backed	873	10.1%	1.4	AA-	841	8.9%	1.6	AA-
Asset-backed	846	9.8%	1.4	A-	884	9.3%	1.0	A
Total - Fixed maturity and short-term investments, trading and AFS	6,723	77.9%	4.3	A	7,274	76.6%	4.5	A
Fixed maturities included in funds held - directly managed	1,909	22.1%	4.2	A	2,216	23.4%	4.3	A
	$8,632	100.0%	4.3	A	$9,490	100.0%	4.4	A

(1)
The average duration and average credit ratings calculation includes short-term investments, fixed maturities and the fixed maturities within our funds held-directly managed portfolios.

The overall decrease in our fixed maturities of $858 million when comparing June 30, 2024 to December 31, 2023 was primarily driven by the impact of net paid losses, partially offset by investment income and fair value changes.
Other investments, including equities
The below tables present the composition of our other investments, including equities:
	June 30, 2024	December 31, 2023
	(in millions of U.S. dollars)
Equities
Publicly traded equities	$292	$275
Exchange-traded funds	71	82
Privately held equities	382	344
Warrant and others	16	—
Total	$761	$701
Other investments
Hedge funds	$551	$491
Fixed income funds	545	605
Equity funds	4	4
Private equity funds	1,794	1,617
CLO equities	49	60
CLO equity funds	160	182
Private credit funds	669	625
Real estate fund	319	269
Total	$4,091	$3,853

Our equities increased by $60 million and other investments increased by $238 million from December 31, 2023 to June 30, 2024, primarily due to fair value changes and the funding of various non-core asset strategies, in line with our strategic asset allocation.
Equity Method Investments
Refer to the below table for a summary of our equity method investments, which does not include those investments we have elected to measure under the fair value option:
	As of June 30, 2024		Three Months Ended	Six Months Ended	As of December 31, 2023		Three Months Ended	Six Months Ended
			June 30, 2024				June 30, 2023
	Ownership %	Carrying Value	Income (loss) from Equity Method Investments		Ownership %	Carrying Value	Income (loss) from Equity Method Investments
	(in millions of U.S. dollars)
Citco (1)	—%	$—	$—	$—	—%	$—	$2	3
Monument Re (2)	24.6%	47	(16)	(46)	20.0%	95	5	4
Core Specialty	19.8%	259	8	34	19.9%	225	7	18
Other	27.0%	12	—	(1)	27.0%	14	—	—
		$318	$(8)	$(13)		$334	$14	$25

(1)
Prior to the sale of our entire equity interest in Citco during the fourth quarter of 2023, we owned 31.9% of the common shares in HH CITCO Holdings Limited which in turn owns 15.4% of the convertible preferred shares, amounting to a 6.2% interest in the total equity of Citco.

(2)
As of June 30, 2024, we owned 24.6% of the common shares in Monument Re. We converted all of our preferred shares in Monument Midco to common shares in Monument Re on January 2, 2024. As of December 31, 2023, we owned 20.0% of the common shares in Monument Re as well as preferred shares in Monument Midco which had fixed dividend yields (where declared) and whose balances were included in the Investment amount.

Carrying Value
The carrying value of our equity method investments decreased from December 31, 2023 primarily due to $13 million in loss from equity method investments for the six months ended June 30, 2024.
(Loss) Income from Equity Method Investments
Three Months Ended June 30, 2024 and 2023:
In the current quarter, there was a loss from equity method investments of $8 million compared to income of $14 million for comparative quarter. The decrease was primarily due a $16 million loss from our investment in Monument Re, compared to income of $5 million in the comparative quarter.
Six Months Ended June 30, 2024 and 2023:
In the first half of 2024, there was a loss from equity method investments of $13 million compared to income from of $25 million for the comparative period. The decrease was primarily due to a $46 million loss in Monument Re, compared to income of $4 million in the comparative period. This was partially offset by an increase in our income of $16 million from our investment in Core Specialty.
Assumed Life Segment

The Assumed Life segment consisted of life and property aggregate excess of loss (catastrophe) business relating to Enhanzed Re.
During 2022, Enhanzed Re entered into a Master Agreement, through which we completed a series of commutation and novation agreements that allowed us to unwind Enhanzed Re’s operations in an orderly manner.
Transactions completed in the fourth quarter of 2022 were recognized in the first quarter of 2023, including the novation of our reinsurance of a closed block of life annuity policies to Monument Re and the repurchase of the remaining 24.9% interest in Enhanzed Re from Allianz.
Overall Results
Six Months Ended June 30, 2023: Net income from our Assumed Life segment of $275 million for the six months ended June 30, 2023 was primarily due to the net gain recognized on the completion of the novation of the Enhanzed Re reinsurance of a closed block of life annuity policies.

The $275 million gain calculated as of the completion date of the novation, prior to noncontrolling interests, was comprised of three components:

•
the reclassification benefit to income of $363 million from AOCI related to the settlement of the novated liabilities (in accordance with our adoption of ASU 2018-12, the discount rate assumption for our long-duration liabilities was required to be periodically adjusted for changes in interest rates, which had the effect of reducing our future policyholder benefit liabilities and increasing the net assets transferred in the novation);

•
the loss of $39 million on the carrying value of the net assets of $133 million as of the closing date of the transaction in exchange for cash consideration of $94 million (as noted above, the retrospective adoption of ASU 2018-12 resulted in an increase in net assets which gave rise to the transactional loss prior to our realization of the $363 million reclassification benefit); and

•
a deferral of a portion of the net gain, $49 million, to account for our preexisting 20% ownership interest in Monument Re, calculated from the total gain of $324 million less Allianz’s 24.9% interest equal to $81 million (the deferred gain will be amortized over the expected settlement period for the life annuity policies to account).

Our net income attributable to Enstar was further reduced by $81 million, the amount attributable to Allianz’s 24.9% noncontrolling interest in Enhanzed Re at the time of the transaction. This amount has been recorded within our “Corporate and other activities”.
Our total first half of 2023 net income attributable to Enstar from this novation transaction was $194 million.
Legacy Underwriting Segment

The former Legacy Underwriting segment previously consisted of direct underwriting activities.
Overall Results
Six Months Ended June 30, 2023:
The Legacy Underwriting segment results comprised of SGL No.1 Limited’s (“SGL No.1”) 25% gross share of the 2020 and prior underwriting years of Atrium’s Syndicate 609 at Lloyd’s, less the impact of reinsurance agreements with Arden and a Syndicate 609 Capacity Lease Agreement with Atrium 5 Limited.
The contractual arrangements between SGL No. 1, Arden and Atrium relating to the reinsurance agreements and the Capacity Lease Agreement settled in the second quarter of 2023 for the economic benefit of Atrium, and there was no net retention by Enstar. As a result of the settlement, we did not record and do not expect to record any transactions in the Legacy Underwriting segment in 2023 and 2024, respectively.

Corporate and other

The following is a discussion and analysis of our results of operations for our Corporate and other activities.
	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	$ Change	2024	2023	$ Change
	(in millions of U.S. dollars)
REVENUES
Other income:
Amortization of fair value adjustments (1)	$(4)	$(2)	$(2)	$(8)	$(6)	$(2)
All other income	—	(1)	1	1	3	(2)
Total revenues	(4)	(3)	(1)	(7)	(3)	(4)
EXPENSES
Net incurred losses and LAE - prior periods:
Amortization of fair value adjustments	6	6	—	9	9	—
Changes in fair value - fair value option (2)	(4)	(8)	4	(8)	12	(20)
Total net incurred losses and LAE - prior periods	2	(2)	4	1	21	(20)
Amortization of net deferred charge assets	29	24	5	59	41	18
General and administrative expenses	40	28	12	75	67	8
Total expenses	71	50	21	135	129	6
Interest expense	(23)	(22)	(1)	(45)	(45)	—
Net foreign exchange (losses) gains	(1)	(5)	4	8	1	7
Income tax benefit (expense)	2	4	(2)	(3)	5	(8)
Net income attributable to noncontrolling interests	(1)	(9)	8	(1)	(95)	94
Dividends on preferred shares	(9)	(9)	—	(18)	(18)	—
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$(107)	$(94)	$(13)	$(201)	$(284)	$83

(1)
Amortization of fair value adjustments relates to the acquisition of DCo and Morse TEC.

(2)
Comprises the discount rate and risk margin components.

Overall Results
Three Months Ended June 30, 2024 versus 2023: Net loss attributable to Enstar ordinary shareholders from our Corporate and other activities increased by $13 million from $94 million in the comparative quarter to $107 million for the three months ended June 30, 2024, primarily due to:

•
an increase in general and administrative expenses of $12 million primarily due to higher legal fees and salaries and benefits expenses due to inflation and other staff costs;

•
changes in the fair value of the 2017 and 2018 portfolios where we elected the fair value option which resulted in a $4 million reduction in liabilities in the first quarter of 2024 compared to $8 million in the comparative quarter primarily driven by a moderating increase in U.K. corporate bond yields during the first quarter of 2024 compared to the first quarter of 2023. The corporate bond yields, which form a component of the discount rate used to calculate the fair value of the liabilities, are matched to the original currencies of the underlying loss portfolios, of which GBP is the predominant currency for those portfolios that we have elected to measure at fair value using the fair value option. Partially offset by

•
an increase in the amortization of net deferred charge assets of $5 million, driven by an increase in net DCA balances as a result of transactions completed during the second quarter of 2023;

•
a decrease in net income attributable to noncontrolling interests of $8 million primarily due to the comparative quarter’s earnings on StarStone Specialty Holdings Limited (“SSHL”). In December 2023, we purchased the remaining equity interest and no longer attribute earnings to noncontrolling interests for this subsidiary.

Six Months Ended June 30, 2024 versus 2023: Net loss attributable to Enstar ordinary shareholders from our Corporate and other activities decreased by $83 million from $284 million in the comparative period to $201 million for the six months ended June 30, 2024, primarily due to:

•
a decrease in the net income attributable to noncontrolling interests of $94 million which was primarily a result of attributing $81 million of the gain on novation of the Enhanzed Re reinsurance closed block of life annuity policies in the comparative quarter to the then-existing Allianz 24.9% equity interest in Enhanzed Re at the time of the transaction;

•
changes in the fair value of the 2017 and 2018 portfolios where we elected the fair value option resulted in a $8 million decrease in liabilities in the first half of 2024 due to increases in interest rates, in comparison to $12 million of unfavorable fair value changes in the comparative period;

•
an increase in general and administrative expenses of $8 million, primary driven by higher salaries and benefits expenses due to inflationary rises and prior year bonus releases; partially offset by

•
an increase in the amortization of net deferred charge assets of $18 million, driven by an increase in net DCA balances as a result of recently completed transactions.

Current Outlook

Merger Agreement
On July 29, 2024, we entered into the Merger Agreement, under which all of Enstar’s issued and outstanding ordinary shares, par value $1.00 per share, will be converted into the right to receive $338 in cash per ordinary share, except for shares held by Sixth Street and certain shareholders who will reinvest in the merged entity. The total consideration to be paid to our shareholders in the Merger is approximately $5.1 billion. Completion of the Merger remains subject to certain conditions, including the approval of the Merger by our shareholders, as well as certain governmental and regulatory approvals. The Merger is currently expected to close in mid-2025; however, no assurance can be given as to when, or if, the Merger will occur. Refer to Note 1. Merger Agreement of our unaudited condensed consolidated financial statements for further information on the Merger Agreement.
Run-off Outlook

Transactions
Refer to Note 3. Significant New Business of our unaudited condensed consolidated financial statements for a summary of significant new business transactions that were signed but not yet closed as of June 30, 2024.
We have also expanded our run-off portfolio to reinsure certain property catastrophe risks written by third-party capital platforms which are funded by Insurance Linked Securities (“ILS”), whereby in July 2024, we closed on a deal to reinsure certain property coverage business written by a third-party capital platform for which Enstar will receive a premium of $350 million for the portfolio, which marks our first ever deal in ILS and the first solution of its type in this market.
We continue to evaluate transactions in our active pipeline including LPTs, ADCs, and other transaction types including acquisitions. We seek opportunities to execute creative and accretive transactions by offering innovative capital release solutions that enable our clients to meet their capital and risk management objectives.
Should we execute additional transactions, our mix of loss reserves by line of business, asset mix and both rate and timing of earnings may be impacted in the medium to long term.
Seasonality
We complete most of our annual loss reserve studies in the fourth quarter of each year and, as a result, tend to record the largest movements, both favorable and adverse, to net incurred losses and LAE in this period.
In the interim periods where a reserve study has not been completed, we perform quarterly reviews to ascertain whether changes to claims paid or case reserves have varied from our expectations developed during the last annual reserve review. In this event, we consider the timing and magnitude of the actual versus expected development, and we may record an interim adjustment to our recorded reserves if, and when, warranted.
Investment Outlook

We expect global financial markets to remain uncertain throughout 2024 due to the lagged impact of higher interest rates and tighter financial conditions, resilient inflation, US Presidential elections and the macroeconomic effects of ongoing geopolitical conflicts and tensions.
Market expectations around the future path of interest rates will represent a continued source of volatility, as global central banks attempt to engineer a soft landing by normalizing interest rates while closely monitoring inflation. If interest rates rise and/or credit spreads widen, we may recognize unrealized losses and fair value changes on our fixed maturities and incur a higher rate of borrowing and interest costs if we renew or borrow under credit facilities in the current environment.
Despite this, elevated interest rates can represent an opportunity for us in the medium to long term, notably;

•
For the three months ended June 30, 2024, we hold 17.4% of our portfolio, or $3.0 billion, in fixed maturity investments with floating interest rates which, should interest rates remain elevated, would be accretive to future investment book yields. We have earned $59 million and $63 million of net investment income from our floating rate investments for the three months ended June 30, 2024 and 2023, respectively, which were generally indexed to LIBOR1 through June 30, 2023 and SOFR thereafter.

•
For the six months ended June 30, 2024, we hold 17.5% of our portfolio, or $3.0 billion in fixed maturity investments with floating interest rates which, should interest rates remain elevated, would be accretive to future investment book yields. We have earned $117 million and $119 million of net investment income from our floating rate investments for the six months ended June 30, 2024 and 2023, respectively, which were generally indexed to LIBOR2 through June 30, 2023 and SOFR thereafter.

•
Higher interest rates have provided us with the opportunity to reinvest at higher yields as our securities mature or as we invest a significant portion of consideration received from new business in fixed maturities.

We expect that the cumulative unrealized losses and fair value changes we have recognized on our fixed maturities will be recouped as these assets get closer to their maturity and the prices pull to par, assuming we do not, or are otherwise not required to, sell such investments prior to maturity. We may also undertake tactical repositioning of our portfolio as opportunities arise to achieve better alignment with our investment strategy, rather than waiting for certain fixed maturities to pull to par, which may result in the recognition of previously unrealized losses within our income statement with a corresponding reclassification adjustment in other comprehensive income. Such adjustments would be neutral to equity since the unrealized losses are recorded as a component of accumulated other comprehensive income. Any investment repositioning may also have a corresponding impact to our investment book yield.
We expect global equity markets to remain volatile in 2024, and this, combined with our reporting lag on certain investments, may impact the valuation of our risk investments. We invest in public and private assets, which may vary in the magnitude of their exposure to any potential economic downturn and other macroeconomic factors.
Despite these challenges, we remain committed to our strategic asset allocation and expect our investments to provide attractive risk adjusted returns and diversification benefits over the medium to long term.
Inflation

We continue to monitor the inflationary impacts resulting from pandemic-related government stimulus and labor force supply pressures on our loss cost trends.
Commencing in 2021, economic inflation rose significantly before peaking in mid-2022 and returning to low single digits in late 2023 and through mid-2024. During this period our net loss reserves have not been significantly impacted by these inflationary pressures.
Social inflation has been a persistent headwind for the industry for some time. We continue to monitor and seek to actively resolve claims in difficult judicial districts. We closely follow these trends and proactively set appropriate reserves.
As described above, global economic policy responses to inflation have contributed to increases in interest rates, which, in the short term, have had a significant impact on our investments, in particular our fixed maturities. Any further rise in interest rates will have further negative impacts on our fixed maturities in the form of unrealized losses and fair value changes.
There remains uncertainty around the future of inflation. We continue to monitor liquidity, capital and the potential earnings impact of these changes but remain focused on medium to long term asset allocation decisions.
We expect to continue to benefit from our allocation to investments with inflationary pass-through components, including investments in private equity, private credit, real estate, and infrastructure asset classes.
Inflation, tight labor conditions and higher service costs continue to put pressure on wages and prices, which could impact our general and administrative expenses as we remain focused on being a competitive employer in our market.

1
LIBOR was ceased on June 30, 2023 and replaced by the Secured Overnight Financing Rate (“SOFR”).

2
LIBOR was ceased on June 30, 2023 and replaced by the Secured Overnight Financing Rate (“SOFR”).

Geopolitical Conflicts

Heightened geopolitical conflicts, including the Russian invasion of Ukraine and the more recent conflicts in the Middle East, are directly and indirectly (through comprehensive sanctions regimes) contributing to increased commodity prices, disrupted supply chains, global financial market volatility and significant industry losses.
We continue to monitor our direct investment and underwriting risks and our acquisition pipeline as a result of these ongoing conflicts. To date, we are not aware of operational disruption to us or our third party service providers as a result of these conflicts, and we have not identified any significant direct impacts from these events. We also continue to monitor for, and respond to, all changes in the global sanctions regime, updating our procedures accordingly.
Minimum Corporate Income Tax

In December 2021, the OECD released the final model rules on Pillar II, an initiative proposing a global minimum tax rate of 15% designed to ensure large multinational enterprises pay a minimum level of tax on the income arising in each jurisdiction where they operate. We have several subsidiaries in jurisdictions that have enacted, or intend to enact, Pillar II legislation, including particularly the U.K., Australia and Belgium.
In response to Pillar II initiatives, the government of Bermuda enacted a 15% corporate income tax in December 2023 that will become effective January 1, 2025. Based on our substantial operations in Bermuda, we expect a meaningful portion of our income will be subject to the Bermuda corporate income tax. However, the Bermuda Corporate income tax will mitigate the impact of Pillar II.
We continue to monitor ongoing developments relating to these new tax regimes.
Liquidity and Capital Resources

Overview

We aim to generate cash flows from our (re)insurance operations and investments, preserve sufficient capital for future acquisitions and new business, and develop relationships with lenders who provide borrowing capacity at competitive rates.
As of June 30, 2024 we had $469 million of cash and cash equivalents, excluding restricted cash, that supports (re)insurance operations. Included in this amount was $246 million held by our foreign subsidiaries outside of Bermuda.
We closed 2023 with an estimated solvency capital ratio of 195%. Based upon our financial fundamentals and available funding sources, we continue to believe we have access to adequate liquidity and capital resources to meet business requirements under current market conditions and reasonably possible stress scenarios for the foreseeable future. We continuously monitor our liquidity and capital positions and adjust as required by market conditions. The following represent our total capitalization and capitalization attributable to Enstar as of June 30, 2024 and December 31, 2023.

Total Capitalization
Total capitalization attributable to Enstar excluding NCI was $7.60 billion as of June 30, 2024 and $7.37 billion as of December 31, 2023. Debt and Series D and E preferred shares to total capitalization attributable to Enstar was 30.8% and 31.8% as of June 30, 2024 and December 31, 2023, respectively. Debt to total capitalization attributable to Enstar was 24.1% and 24.9% as of June 30, 2024 and December 31, 2023, respectively.
Under the eligible capital rules of the Bermuda Monetary Authority (“BMA”), our Preferred Shares qualify as Tier 2 capital when considering the Bermuda Solvency Capital Requirements (“BSCR”).
For purposes of the financial covenants in our credit facilities, total debt excludes hybrid capital (defined as our Junior Subordinated Notes) not exceeding 15% of total capital attributable to Enstar. As of June 30, 2024, we were in compliance with the financial covenants in our credit facilities.
Liquidity and Capital Resources of Holding Company and subsidiaries

Holding Company Liquidity
We conduct substantially all of our operations through our subsidiaries. As such, the potential sources of liquidity to Enstar as a holding company consist of cash flows from our subsidiaries, including dividends, advances and loans, and interest income on loans to our subsidiaries. We have available borrowing capacity under our revolving credit facility, and we have obtained funding through the issuance of senior notes and preferred shares. The holding company also guarantees our Junior Subordinated Notes issued by one of our subsidiaries in prior years.
As of June 30, 2024, we had $800 million of available unutilized capacity under our unsecured revolving credit agreement, which expires in May 2028. We may request additional commitments under the facility up to an aggregate amount of $200 million, which the existing lenders, in their discretion, or new lenders, may provide.
We use cash to fund new acquisitions of companies. We also utilize cash for our operating expenses associated with being a public company and to pay dividends on our preferred shares and interest and principal on loans from subsidiaries and debt obligations, including loans under our credit facilities, our Senior Notes and our Junior Subordinated Notes.
We may, from time to time, raise capital from the issuance of equity, debt or other securities as we continuously evaluate our strategic opportunities. We filed an automatic shelf registration statement in March 2023 with the SEC to allow us to conduct future offerings of certain securities, if desired, including debt, equity and other securities.
As we are a holding company and have no substantial operations of our own, our assets consist primarily of investments in subsidiaries and our loans and advances to subsidiaries. Dividends from our (re)insurance subsidiaries are restricted by

(re)insurance laws and regulations, as described below. The ability of all of our subsidiaries to make distributions and transfers to us may also be restricted by, among other things, other applicable laws and regulations and the terms of our credit facilities and our subsidiaries’ bank loans and other issued debt instruments.
Based on our group’s current corporate structure with a Bermuda domiciled parent company and the jurisdictions in which we operate, if the cash and cash equivalents held by our foreign subsidiaries were to be distributed to us, as dividends or otherwise, such amount would not be subject to incremental income taxes; however, in certain circumstances withholding taxes may be imposed by some jurisdictions, including by the United States.
Based on existing tax laws, regulations and our current intentions, there were no accruals as of June 30, 2024 for any material withholding taxes on dividends or other distributions.
Sources and Uses of Cash

Cash and cash equivalents decreased by $78 million during the six months ended June 30, 2024, which was largely due to cash used in operating and financing activities of $268 million and $24 million, respectively, partially offset by cash provided by investing activities of $211 million.
Cash and cash equivalents decreased by $144 million during the six months ended June 30, 2023, which was largely due to cash used in financing and investing activities of $533 million and $31 million, respectively, partially offset by cash provided by operating activities of $437 million.
We monitor cash flows at the consolidated and entity levels. Cash flow forecasts at the consolidated and entity levels are provided on a monthly basis, and we use trend and variance analyses to project future cash needs, making adjustments to the forecasts when needed. We typically generate operating cash inflows from consideration on run-off reinsurance coverages and income received from our investments, while outflows generally consist of paid losses and loss adjustment expenses and operating expenses. These net cash flows are then used to pay off interest on debt and preferred share dividends and invested to support the obligations of our reinsured coverages and required capital supporting these coverages. Our cash flows from operating activities are affected by the timing of consideration and investment income received and expenses paid.
The following table shows our net cash flows for the six months ended June 30, 2024 and 2023:
	Analysis of Sources and Uses of Cash
	Six Months Ended June 30,
	2024	2023	$ Change
	(in millions of U.S. dollars)
Operating Cash Flow Activities
Net paid losses	$(1,216)	$(1,189)	$(27)
Net cash acquired on completion of acquisitions and new business	—	402	(402)
Net sales and maturities of trading securities	283	500	(217)
Net investment income received	252	242	10
Cash consideration received for novation	—	94	(94)
Other sources, net	413	388	25
Net cash flows (used in) provided by operating activities	(268)	437	(705)
Investing Cash Flow Activities
Net sales of AFS securities	268	(7)	275
Net purchases of other investments	(78)	(25)	(53)
Other sources	21	1	20
Net cash flows provided by (used in) investing activities	211	(31)	242
Financing Cash Flow Activities
Preferred share dividends	(18)	(18)	—
Share repurchases	—	(340)	340
Other	(6)	(175)	169
Net cash flows used in financing activities	$(24)	$(533)	$509

Analysis of Sources and Uses of Cash
Operating Cash Flow Activities
2024 vs 2023: Cash used in operating activities of $268 million for the six months ended June 30, 2024 was driven by net paid losses of $1.22 billion, partially offset by net sales and maturities of trading securities of $283 million, $252 million from receipt of net investment income and other sources of $413 million, which was largely generated by the release of funds held balances to cover net paid claims on certain portfolios. In comparison, cash provided by operating activities of $437 million for the six months ended June 30, 2023 was driven by net sales and maturities of trading securities of $500 million and other sources of $388 million, which was largely generated by the release of funds held balances to cover net paid claims on certain portfolios, partially offset by the payment of general and administrative and interest expenses. We also received $402 million of cash as partial consideration for the QBE and RACQ LPTs, net investment income of $242 million and cash consideration for the Enhanzed Re novation of $94 million. These net inflows were partially offset by net paid losses of $1.19 billion.
Investing Cash Flow Activities
2024 vs 2023: Cash provided by investing activities of $211 million for the six months ended June 30, 2024 was primarily due to net sales of fixed maturities, AFS of $268 million, partially offset by net purchases of other investments of $78 million. In comparison, cash used in investing activities of $31 million for the six months ended June 30, 2023 was primarily due to net sales of fixed maturities, AFS and other investments of $7 million and $25 million, respectively.
Financing Cash Flow Activities
2024 vs 2023: Cash used in financing activities of $24 million for the six months ended June 30, 2024 was primarily driven by the payment of preferred share dividends of $18 million. In comparison, cash used in financing activities of $533 million for the six months ended June 30, 2023 was largely driven by share repurchases of $340 million, as a result of our strategic repurchase of our non-voting convertible ordinary shares during the first quarter of 2023, in addition to Enhanzed Re’s repurchase of the entire 24.9% ownership interest Allianz held in Enhanzed Re for $175 million.
U.S. Finance Company Liquidity
Enstar Finance is a wholly-owned finance subsidiary under which we have issued our Junior Subordinated Notes. Similar to our holding company, Enstar Finance is dependent upon funds from other subsidiaries to pay any amounts due under the Junior Subordinated Notes in the form of distributions or loans, which may be restricted by, among other things, other applicable laws and regulations and the terms of our credit facilities and our subsidiaries’ bank loans and other issued debt instruments.
Liquidity in Operating Companies
We expect that our operating companies will generate sufficient liquidity, together with our existing capital base and cash and investments acquired and from new business transactions, to meet cash requirements and to operate our business.
Sources of funds to our operating companies primarily consist of cash and investment portfolios acquired on the completion of acquisitions and new business, investment income earned, proceeds from sales and maturities of investments and collection of reinsurance recoverables. We also collect small amounts of premiums and fee and commission income.
Cash balances acquired upon the purchase of (re)insurance companies are classified as cash provided by investing activities, whereas cash from new business is classified as cash provided by operating activities.
The primary uses of funds by our operating companies are claims payments, investment purchases, operating expenses and collateral requirements.
The ability of our (re)insurance subsidiaries to pay dividends and make other distributions is limited by the applicable laws and regulations of the jurisdictions in which our (re)insurance subsidiaries operate, including Bermuda, the United Kingdom, the United States, Australia and Continental Europe, which subject these subsidiaries to significant regulatory restrictions.
These laws and regulations require, among other things, certain of our (re)insurance subsidiaries to maintain minimum capital requirements and limit the amount of dividends and other payments that these subsidiaries can pay to us, which in turn may limit our ability to pay dividends and make other payments.
As of June 30, 2024, to our knowledge, all of our (re)insurance subsidiaries’ capital requirement levels were in excess of the minimum levels required for their respective regulatory jurisdictions.

Our subsidiaries’ ability to pay dividends and make other forms of distributions may also be limited by our repayment obligations under certain of our outstanding credit facility agreements and other debt instruments. Variability in ultimate loss payments and collateral amounts required may also result in increased liquidity requirements for our subsidiaries.
Debt Obligations

We utilize debt financing and loan facilities primarily for funding acquisitions and significant new business, investment activities and, from time to time, for general corporate purposes.
Our debt obligations as of June 30, 2024 and December 31, 2023 were as follows:
Facility	Due Date	June 30, 2024	December 31, 2023
		(in millions of U.S. dollars)
4.95% Senior Notes	May 2029	$496	$496
3.10% Senior Notes	September 2031	496	496
Total Senior Notes		992	992
5.75% Junior Subordinated Notes	August 2040	346	345
5.50% Junior Subordinated Notes	January 2042	494	494
Total Junior Subordinated Notes		840	839
Total debt obligations		$1,832	$1,831
Under the eligible capital rules of the BMA, the Senior Notes qualify as Tier 3 capital and the Junior Subordinated Notes qualify as Tier 2 capital when considering the BSCR.
We may from time to time seek to retire or purchase our outstanding debt through cash purchases, redemptions and/or exchanges for other securities, in open market purchases, privately negotiated transactions or otherwise. Any such repurchases, redemptions or exchanges will be dependent upon several factors, including our liquidity requirements, contractual restrictions, general market conditions and applicable regulatory, legal and accounting factors.
Credit Ratings
The following table presents our credit ratings as of July 31, 2024:
Credit ratings (1)	Standard and Poor’s	Fitch Ratings
Long-term issuer	BBB+ (Outlook: Stable)	BBB+ (Outlook: Stable)
2029 Senior Notes	BBB+	BBB
2031 Senior Notes	BBB	BBB
2040 and 2042 Junior Subordinated Notes	BBB-	BBB-
Series D and E Preferred Shares	BBB-	BBB-

(1)
Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications.

Agency ratings are not a recommendation to buy, sell or hold any of our securities and may be revised or withdrawn at any time by the issuing organization. Each agency’s rating should be evaluated independently of any other agency’s rating3.
Contractual Obligations

Reserves for Losses and LAE
We generally attempt to match the duration of our investment portfolio to the duration of our general liability profile and generally seek to maintain investment portfolios that are shorter or of equivalent duration to the liabilities in order to provide liquidity for the settlement of losses and, where possible, to avoid having to liquidate longer-dated investments. The settlement of liabilities also has the potential to accelerate the natural payout of losses and policyholder benefits, which may require additional liquidity. As of June 30, 2024 and December 31, 2023, the weighted average estimated durations of our Run-off segment gross reserves for losses and LAE were 4.69 and 4.72 years, respectively.

3
For information on risks related to our credit ratings, refer to “Item 1A. Risk Factors - Risks Relating to Liquidity and Capital Resources” and “Item 1A. Risk Factors - Risks Relating to Ownership of our Shares” in our Annual Report on Form 10-K for the year ended December 31, 2023.

Share Repurchases, Return of Capital and Dividends

We believe that the best investment is in our business, by funding future transactions and meeting our financing obligations. We may choose to return value to shareholders in the form of share repurchases or dividends. To date, we have not declared any dividends on our ordinary shares. We may re-evaluate this strategy from time to time based on overall market conditions and other factors.
As part of the proposed Merger Agreement as set out in Note 1. Merger Agreement of our unaudited condensed consolidated financial statements, Enstar has agreed to a return of capital of approximately $500 million to our shareholders, as part of the total $338 per ordinary share received.
We have 16,000 Series D Preferred Shares with an aggregate liquidation value of $400 million and 4,400 Series E Preferred Shares with an aggregate liquidation value of $110 million. The dividends on both Series of Preferred Shares are non-cumulative and may be paid quarterly in arrears, only when, as and if declared.
Any payment of common or preferred dividends must be approved by our Board. Our ability to pay ordinary and preferred dividends is subject to certain restrictions.
Off-Balance Sheet Arrangements

As of June 30, 2024, we have entered into certain investment commitments and parental guarantees. We do not believe it is reasonably likely that these arrangements will have a material unplanned current or future effect on our financial condition as they are considered in normal course of business and on-going stress testing.
We also utilize unsecured and secured letters of credit4 (“LOCs”) and a deposit facility.
The following table represents our outstanding unfunded investment commitments and LOCs by duration as of June 30, 2024:
	Short-Term Less than 1 Year	Long-Term More than 1 Year	Total
	(in millions of U.S. dollars)
Investing Activities
Unfunded investment commitments	$322	$1,191	$1,513
Financing Activities
Letters of credit	$—	$1,777	1,777

4
Refer to Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for further details.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are principally exposed to four types of market risk: interest rate risk, credit risk, equity price risk and foreign currency risk. For the six months ended June 30, 2024, there were no material changes to these market risks or our policies to address these market risks, as disclosed in “Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk” in our Annual Report on Form 10-K for the year ended December 31, 2023.
ITEM 4. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures
Under the supervision and with the participation of management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as of June 30, 2024. Based on that evaluation, our Chief Executive Officer and our Chief Financial Officer have concluded that we maintained effective disclosure controls and procedures to provide reasonable assurance that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and timely reported as specified in the rules and forms of the U.S. Securities and Exchange Commission and is accumulated and communicated to our management, including the Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.
Changes in Internal Controls Over Financial Reporting
There were no changes in our internal controls over financial reporting that occurred during the three months ended June 30, 2024 that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

PART II — OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

For a discussion of legal proceedings, see Note 17 to our unaudited condensed consolidated financial statements, which is incorporated herein by reference.
ITEM 1A. RISK FACTORS

Our results of operations and financial condition are subject to numerous risks and uncertainties described in “Risk Factors” included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023. Other than as described below, the risk factors identified therein have not materially changed.
On July 29, 2024, the Company entered into the Merger Agreement with Elk Bidco Limited (the “Parent”), an exempted company limited by shares existing under the laws of Bermuda. The Parent is backed by equity commitments from investment vehicles managed or advised by affiliates of Sixth Street. Pursuant to the Merger Agreement, there will be a series of mergers resulting in the Company surviving the Merger as a wholly-owned subsidiary of the Parent. Refer to Note 1. Merger Agreement of our unaudited condensed consolidated financial statements for further information on the Merger Agreement.
The Merger Agreement was unanimously approved by the Company’s Board of Directors. The description of the Merger Agreement in these risk factors does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2024.
Risks Related to the Proposed Merger
While the Merger is pending, we are subject to business uncertainties and contractual restrictions that could harm our business relationships, financial condition, results of operations and business.
During the period prior to the closing of the Merger and pursuant to the terms of the Merger Agreement, our business is exposed to certain incremental risks and contractual restrictions that could harm our business relationships, financial condition, results of operations, and business, including:

•
the proposed Merger and its announcement could have an adverse effect on our ability to retain clients and retain and hire key personnel and maintain relationships with our clients and business partners;

•
the diversion of management time and attention, as well as distraction of our key personnel, from the Company’s ordinary course of business operations;

•
delays or deferments of certain business decisions by our clients and business partners, who may defer decisions about working with us, move to our competitors, or seek to delay or change existing business relationships with us;

•
our inability to, among other things, solicit other acquisition proposals following 35 days after the signing of the Merger Agreement, pursue alternative business opportunities, freely issue securities, incur or refinance certain indebtedness, or take certain actions without Parent’s prior approval;

•
the proposed Merger and the termination fee of $145 million (or $102 million if such termination occurs during the “go-shop” period), that we may be required to pay under certain circumstances if the Merger does not close, may negatively impact the structure, pricing and terms proposed by a third party seeking to acquire or merge with the Company or deter such third party from making a competing acquisition proposal;

•
the inability to make strategic changes to our business because the Merger Agreement requires us to use commercially reasonable efforts to conduct our business in the ordinary course of business consistent with past practice in all material respects and not engage in certain kinds of transactions prior to the completion of the proposed Merger without Parent’s approval;

•
negative publicity as a result of significant delays in completing the Merger or the failure to complete the Merger, which, in turn, could negatively affect our relationships with business partners and could impact investor and consumer confidence in our business;

•
any litigation relating to the Merger and the costs related thereto;

•
the incurrence of significant costs, expenses, and fees for professional services and other transaction costs in connection with the Merger.

Even if successfully completed, there are certain risks to our shareholders from the Merger, including:

•
we may experience a departure of employees prior to the closing of the Merger;

•
the amount of cash to be paid under the Merger Agreement is fixed and will not be adjusted for any positive changes in our business, assets, liabilities, prospects, outlook, financial condition or operations;

•
receipt of the all-cash per share merger consideration under the Merger Agreement is taxable to shareholders that are treated as U.S. holders for U.S. federal income tax purposes; and

•
if the Merger is completed, holders of our ordinary shares will forgo the opportunity to realize the potential long-term value of the successful execution of our current strategy as an independent company.

The Merger may not be completed within the intended timeframe, or at all, and the failure to complete the Merger could adversely affect our business, results of operations, financial condition, and the market price of our ordinary shares, depositary shares representing our preferred shares, Senior Notes and Junior Subordinated Notes.
The Merger Agreement contains a number of conditions that must be satisfied or waived prior to the completion of the Merger, including (a) the adoption of the Merger Agreement by the Company’s shareholders, (b) the approval of the Bermuda Monetary Authority pursuant to the Bermuda Exchange Control Act 1972 and the Insurance Act 1978, other additional approvals of certain other insurance regulatory bodies, the expiration, termination or receipt of any approval or clearances applicable to the consummation of the Merger under applicable antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain additional clearances or approvals of certain other governmental bodies, without the imposition of a Burdensome Condition (as defined in the Merger Agreement); (c) the absence of any order restraining, enjoining or otherwise preventing the Merger or any law that prohibits or makes illegal the consummation of the Merger that remains in effect, (d) the absence of any Specified Debt Event of Default (as defined in the Merger Agreement) and (e) the absence of any Company Material Adverse Effect.
Any such required consents and approvals may not be received at all, may not be received in a timely fashion, or may impose conditions on the completion of the Merger. We cannot assure that all of the conditions in the Merger Agreement will be satisfied or waived on a timely basis or at all. If the conditions in the Merger Agreement are not satisfied or waived on a timely basis or at all, or if Parent failed to obtain financing necessary to complete the proposed transaction, we may be unable to complete the Merger in the timeframe or manner currently anticipated or at all.
If the Merger is delayed or not completed without realizing any of the benefits, for any of the reasons articulated above or because Sixth Street is unable to meet their equity or debt commitments required to fund the Merger, we may be subject to a number of risks, including the following:

•
the market price of our securities, including our ordinary shares, could decline to the extent that the current market price reflects a market assumption that the Merger will be completed;

•
commitments of management’s time and resources to the Merger that could otherwise have been devoted to pursuing other beneficial opportunities for the Company;

•
we may experience negative reactions from the financial markets or from our clients, business partners or employees;

•
any disruptions to our business resulting from the announcement and pendency of the Merger, including adverse changes in our relationships with clients, suppliers, partners and employees, may continue or intensify in the event the Merger is not consummated or is significantly delayed;

•
the inability to attract and retain key personnel and recruit prospective employees, and the possibility that our current employees could be distracted, and their productivity decline as a result, due to uncertainty regarding the Merger;

•
the inability to pursue alternative business opportunities or make changes to our business pending the completion of the Merger, and other restrictions on our ability to conduct our business;

•
we have incurred, and expect to continue incurring, significant costs, expenses, and fees for professional services and other Merger-related costs, for which we may receive little or no benefit if the Merger is not completed, and many of these fees and costs will be payable by us even if the Merger is not completed; and

•
we may be required, if the Merger Agreement is terminated in certain limited circumstances, to pay a termination fee of $145 million (or $102 million if such termination occurs during the “go-shop” period) as provided in the Merger Agreement, which would require us to use cash that would have otherwise been available for general corporate purposes or other uses.

If any of these or other risks materialize, they could adversely impact our ongoing business, financial condition, financial results and the price of our ordinary shares, depositary shares representing our preferred shares, Senior Notes and Junior

Subordinated Notes. Similarly, delays in the completion of the Merger could, among other things, result in additional transaction costs, loss of revenue or other negative effects associated with uncertainty about completion of the Merger.
If the Merger Agreement is terminated, we may, under certain circumstances, be obligated to pay a termination fee to Parent. These costs could require us to use available cash that would have otherwise been available for other uses.
If the Merger is not completed, in certain circumstances, we could be required to pay a termination fee of $145 million (or $102 million if such termination occurs during the “go-shop” period). If the Merger Agreement is terminated, the termination fee we may be required to pay, if any, under the Merger Agreement may require us to use available cash that would have otherwise been available for general corporate purposes or other uses. For these and other reasons, termination of the Merger Agreement could materially and adversely affect our business, results of operations or financial condition, which in turn would materially and adversely affect the price of our ordinary shares, depositary shares representing our preferred shares, Senior Notes and Junior Subordinated Notes.
Our executive officers and directors may have interests in the proposed Merger that are different from, or in addition to, those of our shareholders generally.
Our executive officers and directors may have interests in the proposed Merger that are different from the interests of our shareholders generally, including, among others, the acceleration of the vesting of equity awards, the settlement of the JSOP and receipt of change in control or other severance payments in connection with the proposed Merger, continued indemnification and insurance, potentially continued service to the combined company and potentially the reinvestment of certain individuals in the private company (including our Chief Executive Officer). These interests, among others, may influence, or appear to influence, our executive officers and directors and cause them to view the Merger differently from how our shareholders generally may view it.
Additional information regarding our executive officers and directors and their interests in the proposed Merger will be included in the proxy statement relating to the proposed Merger when it is filed with the Securities and Exchange Commission.
Shareholder litigation could prevent or delay the closing of the Merger or otherwise negatively impact our business, operating results and financial condition.
Litigation relating to the Merger may be filed against the Company and its Board of Directors. Among other remedies, these claimants could seek damages and/or to enjoin the Merger and the other transactions contemplated by the Merger Agreement. The outcome of any litigation is uncertain and any such lawsuits could prevent or delay the completion of the Merger and result in significant costs. The litigation costs, including costs associated with the indemnification of obligations to our directors, and diversion of management’s attention and resources to address the claims in any litigation related to the Merger may adversely affect our business, results of operations, prospects, and financial condition. Any litigation related to the Merger may result in negative publicity or an unfavorable impression of us, which could adversely affect the price of our securities, including our ordinary shares, impair our ability to recruit or retain employees, damage our relationships with our clients and business partners, or otherwise harm our operations and financial performance.
The Merger will involve substantial costs and require substantial management resources, which could adversely affect our operating results and financial condition.
Management and financial resources have been diverted and will continue to be diverted towards the completion of the Merger. We have incurred, and expect to continue to incur substantial costs and expenses relating to, as well as the direction of management resources towards, the Merger. Such costs, fees and expenses include fees and expenses payable to financial advisors, other professional fees and expenses, fees and costs relating to regulatory filings and filings with the SEC and notices and other transaction-related costs, fees and expenses. We expect these costs could have an adverse effect on our operating results. If the Merger is not completed, we will have incurred substantial expenses and expended substantial management resources for which we will have received little or no benefit if the closing of the Merger does not occur.
In connection with the Merger, our current and prospective employees could experience uncertainty about their future with us or decide that they do not want to continue their employment. As a result, key employees may depart because of issues relating to such uncertainty or a desire not to remain with the Company following the completion of the Merger. Loss of employees could adversely affect our business, results of operations, and financial condition. Such adverse effects could also be exacerbated by a delay in the completion of the Merger for any reason, including delays associated with obtaining requisite regulatory approvals.

Holders of the depositary shares representing our preferred shares who receive newly issued preferred shares of the surviving company cannot be sure of the value of the new preferred shares that they will receive as a result of the Merger, and an active trading market for the newly issued preferred shares does not exist and may not develop.
Upon consummation of the Merger, holders of depositary shares representing our preferred shares will receive newly issued preferred shares of the surviving company. The value of the newly issued preferred shares is unknown, and may vary as a result of a variety of factors, including the number of holders of the newly issued preferred shares, prevailing interest rates, the issuer’s operating performance and financial condition, the market for similar securities and other risk factors appearing in this quarterly report. The Company cannot provide any assurances regarding the value of the newly issued preferred shares.
After the consummation of the Merger, the newly issued preferred shares will not be listed on any securities exchange. As a result, holders of the newly issued preferred shares may have difficulty selling such shares. If an active, liquid market for the newly issued preferred shares does not develop, the value and liquidity of the newly issued preferred shares may be adversely effected. As a result, the holders of the newly issued preferred shares may not be able to sell their preferred shares at a particular time or at a favorable price. Since the signing of the Merger Agreement Sixth Street has informed the Company that, after the consummation of the Merger, the information made available to the holders of the Senior Notes and Junior Subordinated Notes is also expected to be provided to the holders of the newly issued preferred shares.
We may be required to record a goodwill impairment charge that will impact our operating results in the third quarter 2024 given the July 2024 proposed acquisition consideration relative to our book value.
Our balance sheet includes $63 million of goodwill. We have historically tested goodwill for impairment by performing a qualitative assessment test. The qualitative impairment assessment is an assessment of historical information and relevant current events and circumstances, including economic, industry and market considerations, to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. As a result of performing these procedures we determined that goodwill was not impaired as of December 31, 2023.
Given the proposed July 2024 acquisition consideration is less than our book value, we expect to record an impairment charge in the third quarter 2024 for the full amount of the goodwill.
ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

Issuer Purchases of Equity Securities
There were no ordinary shares acquired by the Company during the three months ended June 30, 2024.
ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.
ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.
ITEM 5. OTHER INFORMATION

During the three months ended June 30, 2024, no director or officer of the Company adopted, terminated or modified a Rule 10b5-1 trading arrangement or non-Rule 10b5-1 trading arrangement (as such terms are defined in Item 408 of Regulation S-K).

ITEM 6. EXHIBITS

EXHIBIT INDEX

Exhibit No.	Description
3.1	Memorandum of Association of Enstar Group Limited (incorporated by reference to Exhibit 3.1 of the Company’s Form 10-K/A filed on May 2, 2011).
3.2	Sixth Amended and Restated Bye-Laws of Enstar Group Limited (incorporated by reference to Exhibit 3.1 of the Company’s Form 8-K filed on June 15, 2021).
3.3	Certificate of Designations of Series C Participating Non-Voting Perpetual Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company’s Form 8-K filed on June 17, 2016).
3.4
Certificate of Designations of 7.00% fixed-to-floating rate perpetual non-cumulative preference shares, Series D (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K filed on June 27, 2018).

3.5	Certificate of Designations of 7.00% perpetual non-cumulative preference shares, Series E (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K filed on November 21, 2018).
31.1*	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934 as adopted under Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934 as adopted under Section 302 of the Sarbanes-Oxley Act of 2002.
32.1**	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2**	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

*
filed herewith

**
furnished herewith

+
denotes management contract or compensatory arrangement

♦
certain of the schedules and similar attachments are not filed but Enstar Group Limited undertakes to furnish a copy of the schedules or similar attachments to the SEC upon request

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 31, 2024.
ENSTAR GROUP LIMITED
By:	/s/ Matthew Kirk Matthew Kirk Chief Financial Officer, Authorized Signatory and Principal Financial Officer
By:	/s/ Girish Ramanathan Girish Ramanathan Chief Accounting Officer and Principal Accounting Officer

Exhibit 31.1
CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Dominic F. Silvester, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q of Enstar Group Limited;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: July 31, 2024
/S/ DOMINIC F. SILVESTER Dominic F. Silvester Chief Executive Officer

Exhibit 31.2
CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Matthew Kirk, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q of Enstar Group Limited;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: July 31, 2024
/S/ MATTHEW KIRK Matthew Kirk Chief Financial Officer

Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Enstar Group Limited (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dominic F. Silvester, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2024
/S/ DOMINIC F. SILVESTER Dominic F. Silvester Chief Executive Officer

Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Enstar Group Limited (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Kirk, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2024
/S/ MATTHEW KIRK Matthew Kirk Chief Financial Officer

Annex O

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-K
ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2023
Commission File Number 001-33289
ENSTAR GROUP LIMITED
(Exact name of Registrant as specified in its charter)
BERMUDA	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton HM 11, Bermuda
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (441) 292-3645
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00%	ESGRP	The NASDAQ Stock Market	LLC
Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00%	ESGRO	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Securities registered pursuant to Section 12(g) of the Act: None
Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.   Yes ☒   No ☐
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.   Yes ☐   No ☒
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   Yes ☒   No ☐
Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).   Yes ☒   No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer   ☒ Accelerated filer   ☐ Non-accelerated filer   ☐ Smaller reporting company   ☐ Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report.   ☒
If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements.   ☐
Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery periods pursuant to §240.10D-1(b).   ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).   Yes ☐   No ☒
The aggregate market value of the registrant’s voting and non-voting common equity held by non-affiliates as of June 30, 2023 was $2.8 billion based on the closing price of $244.24 per ordinary share on the NASDAQ Stock Market on that date. Shares held by officers and directors of the registrant and their affiliated entities have been excluded from this computation. Such exclusion is not intended, nor shall it be deemed, to be an admission that such persons are affiliates of the registrant.
As of February 21, 2024, the registrant had outstanding 15,199,808 voting ordinary shares, par value $1.00 per share.
DOCUMENTS INCORPORATED BY REFERENCE
Portions of the registrant’s definitive proxy statement to be filed with the Securities and Exchange Commission pursuant to Regulation 14A relating to its 2024 annual general meeting of shareholders are incorporated by reference in Part III of this Form 10-K

Enstar Group Limited
Annual Report on Form 10-K
For the Year Ended December 31, 2023

O-i

GLOSSARY OF KEY TERMS

A&E	Asbestos and environmental
Accident year	The annual calendar accounting period in which loss events occurred, regardless of when the losses are actually reported, recorded or paid.
Acquisition costs
Costs that are directly related to the successful efforts of acquiring new insurance contracts or renewing existing insurance contracts, and which principally consist of incremental costs such as: commissions, brokerage expenses, premium taxes and other fees incurred at the time that a contract or policy is issued.

ADC	Adverse development cover - A retrospective reinsurance arrangement that will insure losses in excess of an established reserve and provide protection up to a contractually agreed amount.
Adjusted RLE
Adjusted run-off liability earnings - Non-GAAP financial measure calculated by dividing adjusted prior period development by average adjusted net loss reserves. See “Non-GAAP Financial Measures” in Item 7 for reconciliation.

Adjusted ROE
Adjusted return on equity - Non-GAAP financial measure calculated by dividing adjusted operating income (loss) attributable to Enstar ordinary shareholders by adjusted opening Enstar ordinary shareholders’ equity. See “Non-GAAP Financial Measures” in Item 7 for reconciliation.

Adjusted TIR
Adjusted total investment return - Non-GAAP financial measure calculated by dividing adjusted total investment return by average adjusted total investable assets. See “Non-GAAP Financial Measures” in Item 7 for reconciliation.

AFS	Available-for-sale
Allianz	Allianz SE
AmTrust	AmTrust Financial Services, Inc.
Annualized	Calculation of the quarterly result or year-to-date result multiplied by four and then divided by the number of quarters elapsed within the applicable year-to-date period.
AOCI	Accumulated other comprehensive income (loss)
APRA	Australian Prudential Regulation Authority
Arden	Arden Reinsurance Company Ltd.
ASC	Accounting Standards Codification
ASU	Accounting Standards Update
Atrium	Atrium Underwriting Group Limited
BMA	Bermuda Monetary Authority
BSCR	Bermuda Solvency Capital Requirement
BVPS	Book value per ordinary share - GAAP financial measure calculated by dividing Enstar ordinary shareholders’ equity by the number of ordinary shares outstanding.
Cavello	Cavello Bay Reinsurance Limited
CISSA	Commercial Insurer’s Solvency Self-Assessment
Citco	Citco III Limited
CLO	Collateralized loan obligation
Commutation	An agreement that provides for the complete discharge of all obligations between the parties under a particular reinsurance contract for an agreed upon up-front fee.
Core Specialty	Core Specialty Insurance Holdings, Inc.
DAC	Deferred acquisition costs
DCo	DCo, LLC
Defendant A&E liabilities
Defendant asbestos and environmental liabilities - Non-insurance liabilities relating to amounts for indemnity and defense costs for pending and future claims, as well as amounts for environmental liabilities associated with our properties.

DCA	Deferred charge asset - The amount by which estimated ultimate losses payable exceed the consideration received at the inception of a retroactive reinsurance agreement.
DGL
Deferred gain liability - The amount by which consideration received exceeds estimated ultimate losses payable at the inception of a retroactive reinsurance agreement and that are subsequently amortized over the estimated loss settlement period.

Dowling Funds	Dowling Capital Partners I, L.P. and Capital City Partners LLC
EB Trust	The Enstar Group Limited Employee Benefit Trust
ECR	Enhanced capital requirement
EGL	Enstar Group Limited
EMAL	Enstar Managing Agency Limited
Enhanzed Re	Enhanzed Reinsurance Ltd.

Enstar	Enstar Group Limited and its consolidated subsidiaries
Enstar Finance	Enstar Finance LLC
Exchange Transaction	The exchange of a portion of our indirect interest in Northshore for all of the Trident V Funds’ indirect interest in StarStone U.S.
FAL
Funds at Lloyd’s - A deposit in the form of cash, securities, letters of credit or other approved capital instrument that satisfies the capital requirement to support the Lloyd’s syndicate underwriting capacity.

FASB	Financial Accounting Standards Board
FCA	U.K. Financial Conduct Authority
FDBVPS
Fully diluted book value per ordinary share - Non-GAAP financial measure calculated by dividing Enstar ordinary shareholders’ equity by the number of ordinary shares outstanding, adjusted for equity awards granted and not yet vested (similar to the calculation of diluted earnings per share). See “Non-GAAP Financial Measures” in Item 7 for reconciliation.

FVA	Fair value adjustment
Fixed income assets	Short-term investments and fixed maturities classified as trading and AFS, funds held, and cash and cash equivalents, including restricted cash and cash equivalents.
Funds held
The account created with premium due to Enstar pursuant to the reinsurance agreement, the balance of which is credited with investment income and losses paid are deducted. The balance is comprised of funds held - directly managed and funds held by reinsured companies.

Funds held by reinsured companies	Funds held, as described above, where we receive a fixed crediting rate of return or other contractually agreed return on the assets held.
Funds held - directly managed	Funds held, as described above, where we receive the actual underlying investment portfolio return.
Future policyholder benefits	The liability relating to life reinsurance contracts, which are based on the present value of anticipated future cash flows and mortality rates.
Gate or side-pocket	A gate is the ability to deny or delay a redemption request, whereas a side-pocket is a designated account for which the investor loses its redemption rights.
GDPR	General Data Protection Regulation
Group	Companies of Enstar Group Limited
GSSA	Group Solvency Self-Assessment
Hillhouse Group	Hillhouse Capital Management, Ltd. and Hillhouse Capital Advisors, Ltd.
IBNR
Incurred but not reported - Th estimated liability for unreported claims that have been incurred, as well as estimates for the possibility that reported claims may settle for amounts that differ from the established case reserves as well as the potential for closed claims to re-open.

Inigo	Inigo Limited
InRe Fund	InRe Fund, L.P.
Investable assets	The sum of total investments, cash and cash equivalents, restricted cash and cash equivalents and funds held.
JSOP	Joint Share Ownership Program
LAE	Loss adjustment expenses
LDTI	Long duration targeted improvements accounting standard (ASU 2018-12 - Targeted improvement to the Accounting for Long-Duration Contracts)
Lloyd’s
This term may refer to either the society of individual and corporate underwriting members that pool and spread risks as members of one or more syndicates, or the Corporation of Lloyd’s, which regulates and provides support services to the Lloyd’s market.

LOC	Letters of credit
LPT	Loss Portfolio Transfer - Retroactive reinsurance transaction in which loss obligations that are already incurred are ceded to a reinsurer, subject to any stipulated limits.
Monument Re	Monument Insurance Group Limited
Morse TEC	Morse TEC LLC
NAIC	National Association of Insurance Commissioners
NAV	Net asset value
NCI	Noncontrolling interests
New business	Material transactions, which generally take the form of reinsurance or direct business transfers, or business acquisitions.
North Bay	North Bay Holdings Limited
Northshore	Northshore Holdings Limited
Novation	The substitution of a new contract in place of an old one.

OCI	Other comprehensive income
OLR	Outstanding loss reserves - Provisions for claims that have been reported and accrued but are unpaid at the balance sheet date.
Other Investments	Equities, other investments and equity method investments
Parent Company	Enstar Group Limited and not any of its consolidated subsidiaries
Policy buy-back	Similar to a commutation, for direct insurance contracts
pp	Percentage point(s)
PPD	Prior period development - Changes to loss estimates recognized in the current calendar year that relate to loss reserves established in previous calendar years.
PRA	U.K. Prudential Regulation Authority
Private equity funds	Investments in limited partnerships and limited liability companies
PSU	Performance share units
Range of Outcomes	The range of gross loss and LAE reserves implied by the various methodologies used by each of our (re)insurance subsidiaries.
RBC	Risk-based capital
Reinsurance to close (RITC)
A business transaction to transfer estimated future liabilities attached to a given year of account of a Lloyd’s syndicate into a later year of account of either the same or different Lloyd’s syndicate in return for a premium.

Reserves for losses and LAE	Management’s best estimate of the ultimate cost of settling losses as of the balance sheet date. This includes OLR and IBNR.
Retroactive reinsurance	Contracts that provide indemnification for losses and LAE with respect to past loss events.
RLE	Run-off liability earnings - GAAP-based financial measure calculated by dividing prior period development by average net loss reserves.
RNCI	Redeemable noncontrolling interests
ROE	Return on equity - GAAP-based financial measure calculated by dividing net income (loss) attributable to Enstar ordinary shareholders by opening Enstar ordinary shareholders’ equity.
Run-off	A line of business that has been classified as discontinued by the insurer that initially underwrote the given risk.
Run-off portfolio	A group of insurance policies classified as run-off.
SCR	Solvency Capital Requirement
SEC	U.S. Securities and Exchange Commission
SGL No. 1	SGL No. 1 Limited
SISE	StarStone Insurance SE
SSHL	StarStone Specialty Holdings Limited
StarStone Group	StarStone U.S. Holdings, Inc. and its subsidiaries and StarStone International
StarStone International	StarStone’s non-U.S. operations
StarStone U.S.	StarStone U.S. Holdings, Inc. and its subsidiaries
Step Acquisition	The purchase of the entire equity interest of an affiliate of Hillhouse Capital Management Ltd and Hillhouse Capital Advisors, Ltd. in Enhanzed Re
Stone Point	Stone Point Capital LLC
SUL	StarStone Underwriting Limited
TIR	Total investment return - GAAP financial measure calculated by dividing total investment return, including other comprehensive income, for the applicable period by average total investable assets.
Trident V Funds	Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P.
TSA	Transition Services Agreement
U.K. Regulator	The FCA together with the PRA
U.S. GAAP	Accounting principles generally accepted in the United States of America
ULAE
Unallocated loss adjustment expenses - Loss adjustment expenses relating to run-off costs for the estimated payout of the run-off, such as internal claim management or associated operational support costs.

Unearned premium	The unexpired portion of policy premiums that will be earned over the remaining term of the insurance contract.
VIE	Variable interest entities

2020 Repurchase Program
An ordinary share repurchase program adopted by our Board of Directors in March 2020, for the purpose of repurchasing a limited number of our ordinary shares, not to exceed $150 million in aggregate. This plan was terminated in July 2021.

2021 Repurchase Program
An ordinary share repurchase program adopted by our Board of Directors in November 2021, for the purpose of repurchasing a limited number of our ordinary shares, not to exceed $100 million in aggregate. This plan was fully utilized as of April 2022.

2022 Repurchase Program
An ordinary share repurchase program adopted by our Board of Directors in May 2022, which was originally effective through May 5, 2023, for the purpose of repurchasing a limited number of our ordinary shares, not to exceed $200 million in aggregate. On February 23, 2023, our Board of Directors authorized the repurchase of an additional $105 million of our ordinary shares, and extended the effective date through February 23, 2024. This program was terminated on March 23, 2023.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING
STATEMENTS

This annual report and the documents incorporated by reference herein contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our financial condition, results of operations, business strategies, operating efficiencies, competitive positions, growth opportunities, plans and objectives of our management, as well as the markets for our securities and the reinsurance sectors in general.
Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise.
All forward-looking statements are necessarily estimates or expectations, and not statements of historical fact, reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.
These forward looking statements should, therefore, be considered in light of various important risk factors, including those set forth in this annual report and the documents incorporated by reference herein, which could cause actual results to differ materially from those suggested by the forward-looking statements. These risk factors include:

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the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time, including due to the impact of emerging claim and coverage issues and disputes that could impact reserve adequacy;

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risks relating to our acquisitions, including our ability to evaluate opportunities, successfully price acquisitions, address operational challenges, support our planned growth and assimilate acquired portfolios and companies into our internal control system in order to maintain effective internal controls, provide reliable financial reports and prevent fraud;

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risks relating to climate change and its potential impact on the returns from our run-off business and our investments;

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changes in tax laws or regulations applicable to us or our subsidiaries, including the Bermuda Corporate Income Tax, or the risk that we or one of our non-U.S. subsidiaries become subject to significant, or significantly increased, income taxes in the U.S. or elsewhere;

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the risk that U.S. persons who own our ordinary shares might become subject to adverse U.S. tax consequences as a result of related person insurance income;

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risks relating to our ability to obtain regulatory approvals, including the timing, terms and conditions of any such approvals, and to satisfy other closing conditions in connection with our acquisition agreements, which could affect our ability to complete acquisitions;

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risks relating to the variability of statutory capital requirements and the risk that we may require additional capital in the future, which may not be available or may be available only on unfavorable terms;

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the risk that our reinsurance subsidiaries may not be able to provide the required collateral to ceding companies pursuant to their reinsurance contracts, including through the use of letters of credit;

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risks relating to the availability and collectability of our ceded reinsurance;

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the ability of our subsidiaries to distribute funds to us and the resulting impact on our liquidity;

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losses due to foreign currency exchange rate fluctuations;

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the risk that the value of our investment portfolios and the investment income that we receive from these portfolios may decline materially as a result of market fluctuations and economic conditions, including those related to interest rates, credit spreads and equity prices (including the risk that we may realize losses related to declines in the value of our investments portfolios if we elect to, or are required to, sell investments with unrealized losses);

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risks relating to our ability to structure our investments in a manner that recognizes our liquidity needs;

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risks relating to our strategic investments in alternative asset classes and joint ventures, which are illiquid and may be volatile;

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risks relating to our ability to accurately value our investments, which requires methodologies, estimates and assumptions that can be highly subjective, and the inaccuracy of which could adversely affect our financial condition;

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risks relating to our liquidity demands and the structure of our investment portfolios, which may adversely affect the performance of our investment portfolio and financial results;

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risks relating to the complex regulatory environment in which we operate, including that ongoing or future industry regulatory developments will disrupt our business, affect the ability of our subsidiaries to operate in the ordinary course or to make distributions to us, or mandate changes in industry practices in ways that increase our costs, decrease our revenues or require us to alter aspects of the way we do business;

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risks relating to laws and regulations regarding sanctions and foreign corrupt practices, the violation of which could adversely affect our financial condition and results of operations;

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loss of key personnel;

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the risk that some of our directors, large shareholders and their affiliates have interests that can create conflicts of interest through related party transactions;

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the risk that outsourced providers could breach their obligations to us which could adversely affect our business and results of operations;

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operational risks, including cybersecurity events, external hazards, human failures or other difficulties with our information technology systems that could disrupt our business or result in the loss of critical and confidential information, increased costs; and

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risks relating to the ownership of our shares resulting from certain provisions of our bye-laws and our status as a Bermuda company.

The risk factors listed above should not be construed as exhaustive and should be read in conjunction with the Risk Factors that are included in Item 1A below. We undertake no obligation to publicly update or review any forward-looking statement, whether to reflect any change in our expectations with regard thereto, or as a result of new information, future developments or otherwise, except as required by law.

PART I

ITEM 1. BUSINESS

Overview

Enstar Group Limited (“Enstar”) is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. In this report, the terms “Enstar,” the “Company,” “us,” and “we” are used interchangeably to describe Enstar and our subsidiary companies.
Enstar Group Limited (“Enstar”) is a leading global (re)insurance group that offers capital release solutions through our network of group companies. We seek to create value by managing (re)insurance companies and portfolios of (re)insurance and other liability business in run-off and striving to generate an attractive risk-adjusted return from our investment portfolio. In this report, the terms “Enstar,” the “Company,” “us,” and “we” are used interchangeably to describe Enstar and our subsidiary companies.
Our role in the (re)insurance sector has evolved since we originally entered the market. In addition to providing finality to discontinued lines of business, earnings volatility protection and acquiring troubled businesses, we also assist clients with their risk management capital and strategic objectives. Over the past few years, we have structured and executed transactions which:

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Provide risk management solutions, which allow insurers to manage reserve development and volatility;

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Allow insurers to recycle their capital to support organic growth;

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Strengthen insurer’s balance sheets to facilitate M&A transactions; and

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Release capital, allowing for the return of funds to investors.

We primarily structure our transactions as loss portfolio transfers (“LPTs”) or adverse development covers (“ADCs”). LPTs and ADCs involve the provision of retroactive reinsurance coverage and coverage for adverse developments for legacy liabilities and (re)insurance reserves on prior year loss developments.
Our claims handling responsibilities and rights are contractual and can vary. We generally seek to obtain direct claims control over our LPT’s, and some form of claims reporting and oversight over our ADC portfolios. In respect of more structured reinsurance transactions, such as ADC’s, cedants may be reluctant to give up claims control but they can still benefit from Enstar’s significant claims management expertise through the oversight structures that we typically put in place. We may also seek to commute acquired reinsurance contracts and buy back underlying insurance policies, where appropriate.
When we have contractual claims management rights, our strategy is to obtain claims resolutions and settlements on the actual and potentially valid claims within each portfolio quickly, where feasible, to avoid lengthy and continuing defense costs. When claims control has been retained by the cedant, we develop oversight programs to monitor the business and provide our partners with the opportunity to leverage our expertise and experience. If we are successful at settling claims or otherwise manage the expected value of the losses for less than our carried reserves, we recognize favorable prior period development within our net incurred loss and loss adjustment expenses. Similarly, we may experience adverse development on the carried reserves if the projected costs of claims exceeds our estimates. We include the net development as a component of our performance, or run-off liability earnings (“RLE”).
We receive consideration for our (re)insurance solutions and invest these funds to generate investment earnings, which we measure as our total investment return (“TIR”). We negotiate the investment class, fixed income duration and minimum asset quality needed for each portfolio with the ceding company as these investments are typically pledged as collateral within the reinsurance contract. For our remaining investments we decide within our investment allocation strategy the asset types, risk, liquidity and expected returns.
The substantial majority of our acquisitions have been in the run-off business, which generally includes property and casualty, workers’ compensation, asbestos and environmental (“A&E”), professional indemnity, directors and officers, construction defect, motor, marine, aviation and transit, and other closed and discontinued blocks of business.

1Three year average (2021 - 2023)
2Five year average (2019 - 2023)
* Total liabilities acquired includes gross loss reserves and defendant A&E liabilities.
Our Strategy

Leverage Management’s Extensive Experience and Industry Relationships

We leverage our senior managements’ skills and experience to solidify our position as a leading run-off acquirer with a demonstrated ability to identify and execute growth opportunities. We continuously seek to expand our expertise by investing in new talent and embracing technological advancement.
Structure and Deliver Innovative Solutions

We develop innovative solutions and products based on the needs of our partners. In addition to providing finality to discontinued lines and earnings volatility protection or acquiring troubled businesses, we help our partners achieve their risk management, capital and strategic objectives.
Engage in Disciplined Acquisition Practices

When assessing potential acquisition targets, we carefully analyze risk exposures, claims practices, reserves and our return requirements as part of our detailed due diligence process. We value opportunities that include risk exposures and other characteristics that we have had prior experience managing.
Manage Claims and Re(insurance) Contracts Professionally, Expeditiously, and Cost-Effectively

We aim to generate RLE by drawing on in-house expertise and trusted third-party relationships to dispose of claims efficiently, paying valid claims on a timely basis, and relying on policy terms and exclusions where applicable, and litigation when necessary, to defend against paying invalid claims.
Using detailed claims analysis and actuarial projections, we seek to negotiate with policyholders and reinsurers with a goal of settling existing (re)insurance liabilities and monetizing (re)insurance assets in a cost efficient manner.
Prudently Manage Investments and Capital

We strive to achieve attractive risk-adjusted returns, while growing profitability and generating long-term growth in shareholder value. We continually balance the value delivered by share repurchases against the level of capital required to execute on growth opportunities. Maintaining an efficient capital structure is critical as opportunities have evolved toward helping (re)insurance companies and others meet their strategic objectives by structuring larger, capital intensive solutions.
2023 Strategic Developments

Completed the Unwind of Enhanzed Re’s Reinsurance Transactions

•
In August 2022, Enhanzed Reinsurance Ltd. (“Enhanzed Re”) entered into a Master Agreement with Cavello Bay Reinsurance Limited (“Cavello”), a wholly-owned subsidiary of Enstar, and Allianz SE (“Allianz”). Pursuant to the Master Agreement, Enhanzed Re, Cavello and Allianz agreed to a series of transactions that allowed us to unwind the Enhanzed Re reinsurance transactions in an orderly manner.

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The transactions included (i) commuting or novating all of the reinsurance contracts written by Enhanzed Re, (ii) repaying the $70 million, in aggregate principle, of subordinated notes issued by Enhanzed Re to an affiliate of Allianz, and (iii) distributing Enhanzed Re’s excess capital to Cavello and Allianz in accordance with their respective equity ownership in Enhanzed Re.

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In November 2022, Enhanzed Re completed the novation of the reinsurance of a closed block of life annuity policies to Monument Re Limited, a subsidiary of Monument Insurance Group Limited (“Monument Re”). In December 2022,

Enhanzed Re repurchased the remaining ownership interest Allianz held in Enhanzed Re, and Enhanzed Re became a wholly-owned subsidiary of Enstar. We recognized the impact of these transactions in our first quarter 2023 results, as we report the results of Enhanzed Re on a one quarter lag.

•
The completion of these transactions resulted in the conclusion of the unwind of Enhanzed Re, achieving an inception to date return of 24%.

Our Business

We acquire run-off and other (re)insurance reserves using retroactive reinsurance and other bespoke contracts where we are paid consideration to reinsure, up to a specified limit, underlying policies issued by other insurers who have written these risks in prior accident years. We strive to set an appropriate price and manage the liabilities professionally and efficiently to achieve the best outcomes for our policyholders and shareholders.
On closing a retroactive reinsurance transaction, the consideration we receive is not recognized as income, nor are the liabilities we acquire recognized as net incurred losses. These items are recorded to the balance sheet with any subsequent changes to the value of ultimate losses and liabilities recorded in the consolidated statements of operations.
In addition, any difference between premium and losses recognized upon initial recognition of a transaction, is recorded as a deferred charge asset (“DCA”) or deferred gain liability (“DGL”) which is subsequently amortized.1
A run-off portfolio is a group of insurance policies generally described by the accident year, line of business and jurisdiction that an insurer that initially underwrote the risks seeks to exit or put into run-off. The facts and circumstances underlying an insurer’s or company’s (seller’s) decision to exit or put a portfolio into run-off or seek ADC contracts varies. Usually, the portfolios of risks have become inconsistent with the seller’s core competencies, provide unwanted exposure to a particular risk or segment of the market and/or absorb capital that the seller may wish to deploy elsewhere. These portfolios of risks are often associated with potentially large exposures and lengthy time periods before resolution of the last remaining insured claims, resulting in uncertainty to the (re)insurer covering those risks. In other circumstances, a cedant may be pursuing a solution in advance of an M&A transaction or an initial public offering, or may be seeking to exit less mature business, sometimes including the current accident year. We have also (re)insured and acquired legacy manufacturing companies with direct exposure to asbestos and environmental liabilities (“defendant A&E liabilities”).
We establish our best estimate of the liabilities we assume based upon actuarial analyses of the claims data provided to us by the counterparties, our review of claims files and reinsurance assets, our analysis of claim trends and other data supplied as part of our due diligence. Accordingly, at the time we enter the arrangements, we do not reflect the potential impact of our claims management strategies as we have no assurance that our efforts will be successful nor how any development may emerge. Similarly, we do not recognize reductions for any potential settlements or commutations that we have not executed as we do not solely control any such outcome. The settlement of the liabilities may take many years to complete depending on the underlying risk profile of the business.
By investing the consideration received from our (re)insurance solutions, we generate investment returns that we use to settle the liabilities acquired, fund future transactions, meet our financing and operating obligations and return value to shareholders.
As a result, the traditional (re)insurance underwriting ratios (loss ratios and combined ratios) are not relevant to us. Net earned premiums are not a significant source of revenue and current period net incurred losses and LAE from those premiums are not significant either. We use RLE to measure our success at managing our retroactive reinsurance liabilities and TIR to measure our investment returns. Our ability to generate favorable RLE or avoid unfavorable RLE from our management of acquired portfolios can vary. RLE may be recognized within a year of acquiring the new portfolio, or may not appear for many years, if at all. Similarly, our ability to generate positive TIR can be heavily impacted by market risks, including interest rate, credit spread, credit and foreign exchange risks, in addition to the regulatory constraints associated with being a regulated global (re)insurance group.

1
This is further described in Note 10 to our consolidated financial statements.

1   Acquire New Business

Sourcing

We leverage our industry relationships and our position as an experienced run-off specialist, together with our footprint in the major (re)insurance hubs, to source new business opportunities. We engage directly with companies and/or their representative brokers to bid for and negotiate new transactions.
Solutions

Our Run-off business offers a variety of capital release solutions, including but not limited to:
Loss Reserves, net (of Reinsurance) (in billions of U.S. dollars)
LPTs: We offer LPTs in situations where our clients wish to divest themselves of a portfolio of insurance business. In such instances, we are able to retroactively reinsure against deterioration of the portfolio of loss reserves, subject to any stipulated limits. In the Lloyd’s market, we provide similar solutions through reinsurance to close (“RITC”) transactions.
ADCs: In situations where our clients are concerned about loss deterioration on selected books of business, we offer ADCs whereby we reinsure certain losses in excess of our clients’ established reserves, up to a pre-determined limit.
Acquisitions: Where our clients or potential clients want to dispose of a company in run-off, we may purchase the company. Such a transaction is beneficial to the seller because it enables them to monetize their investment in that company.

Pricing

We evaluate each opportunity presented by carefully reviewing and analyzing the portfolio’s risk exposures, claim practices, capital and reserve requirements and outstanding claims. This initial analysis allows us to determine whether the opportunity aligns with our strategy and targeted return thresholds.
If we decide to pursue an opportunity, we price it based on certain assumptions, including: our ability to apply our core competencies to negotiate with (re)insureds, resolve valid claims, manage the investments associated with the portfolio and otherwise manage the nature of the risks posed by the business or portfolio.
LPTs and ADCs: Using actuarial analysis and our view of the exposure assumed, we determine the premium consideration that we charge the ceding companies under retroactive reinsurance contracts.
This premium is generally lower than the undiscounted estimated ultimate losses payable at inception due to the time value of money, in recognition that we will earn an investment return on the assets which support the payment of insurance claims in the future.
Acquisitions: In order to price the acquisition of a company in run-off, we estimate the fair value of assets and liabilities acquired based on actuarial analyses and our views of the exposures assumed.
The fair value of the company may be lower than its book value based upon the risks assumed, the time value of money as applied to its liabilities and to our client no longer having to manage the company.
2   Manage Liabilities

Non-Life Run-off

There is a period over which the reserve liabilities associated with LPTs, ADCs, acquisitions and other similar transactions are extinguished, as described below:

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At take-on: upon integrating the acquired company or portfolio we record our best estimate of the value of loss reserves. We then implement our plan to manage the book and its exposures that we gathered during the course of the acquisition process.

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Subsequent to take-on: in the proceeding years, we develop a deeper understanding of the claims portfolio from a reserving perspective and, where we have been granted claims control, employ our claims management strategies in order to generate RLE.

After applying our claims management strategies for a period of time, there are generally reduced opportunities remaining to achieve RLE. At that point, our goal is to continue to manage costs and generate investment returns as we run off the remaining reserves in an orderly manner.
Both the A&E losses and LAE and defendant A&E liabilities have much longer expected claims settlement periods than our general casualty books of business, and therefore the period over which their reserve liabilities are extinguished tends to be significantly longer than other lines of business.
The strategies we employ to manage our acquired companies and portfolios of business in run-off include:
Claims Management on Portfolios with Claims Control: Integral to our success is our ability to analyze, administer, and settle claims while managing related expenses. We work with seasoned and well-trained claims professionals, along with claims reporting and control procedures, in all of our claims units. Our claims management processes on portfolios where we have claims control also include leveraging our extensive relationships and developed protocols to manage outside counsel and other third parties more efficiently to reduce expenses.
For certain lines of business, we have entered into agreements with third-party administrators to manage and pay claims on our subsidiaries’ behalf and advise with respect to case reserves. These agreements generally set forth the duties of the third-party administrators, limits of authority, indemnification language designed for our protection and various procedures relating to compliance with laws and regulations. The agreements clearly define our claims handling guidelines, and we provide extensive and active oversight by in-house subject matter claims experts in order to ensure the third-party administrators are operating in accordance with our expectations.
Claims Oversight on Portfolios without Claims Control: On some of the more structured reinsurance transactions where claims control has been retained by the original cedants, we have developed bespoke oversight, reporting and monitoring programs. These programs are specific to the individual transactions and involve utilizing our in-house subject matter claims experts to work with the original cedants who can leverage our expertise and experience. As we have seen a shift towards more reinsurance transactions without claims control, our oversight programs have given us a greater insight into the development of the risks that we have assumed and have also added benefit to our cedants in giving them more access to our expertise in claims management.
Commutations and Policy Buybacks: Where possible, we negotiate with third-party (re)insureds to commute their (re)insurance agreement (sometimes called policy buybacks for direct insurance) for an agreed upon up-front payment by us.
Commutations and policy buybacks provide us with an opportunity to exit exposures to certain policies and (re)insureds generally at a discount to the ultimate liability. Commutations can reduce the duration, administrative burden and ultimately the future cost we face as we manage the run-off of the claims and the amount of regulatory capital we are required to maintain.
In certain lines of business and jurisdictions, such as direct workers’ compensation insurance, commutations and policy buyback opportunities are not typically available, and our strategy with respect to these businesses is to derive value through efficient and effective claims management.
Reinsurance Recoverables: We manage reinsurance recoverables by working with reinsurers, brokers and professional advisors to achieve fair and prompt payment of reinsured claims, and we take appropriate legal action to secure recoverables when necessary. Where appropriate we negotiate commutations with our reinsurers by securing a lump sum settlement in complete satisfaction of the reinsurer’s past, present and future liability in respect of such claims.
Seasonality

We complete most of our loss reserve studies in the fourth quarter of each year and, as a result, we tend to record the largest movements, both favorable or adverse, to net incurred losses and LAE in these periods. However, we also monitor the progression of claims and claims settlements in the earlier interim periods and may adjust our reserves if, and when, we deem it appropriate.
3   Manage Investments

We manage our investments to obtain attractive risk-adjusted returns while maintaining prudent diversification of assets and operating within the constraints of a regulated global (re)insurance group. We also consider the liquidity requirements and duration of our claims and contract liabilities.

We have a group-wide investment policy and group mandate, which applies to our consolidated investment portfolio and all subsidiary cash and investment portfolios.
Our investment policy:

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Outlines our investment objectives and constraints;

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Prescribes permitted asset class limits and strategies;

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Establishes risk tolerance limits; and

•
Establishes appropriate governance.

Our investment policy also includes constraints that impact our asset allocation and external asset manager selection.
In pursuing our investment objectives, we typically allocate to asset classes with varying risk-return profiles that fall into two classifications: core assets and non-core assets.
Investable Assets (in billions of U.S. dollars)
Core Asset Strategy: Our core assets investment portfolio is predominantly invested in investment grade fixed income securities that are duration and currency optimized and matched against the expected payment of loss reserves in accordance with our contractual obligations with our counterparty insurers and as prescribed in statutory liquidity and solvency regulations. Our goal with these securities is to meet the expected maturity to support prompt payment of the claims, whilst maximizing investment income.
Our fixed income assets include U.S. government and agency investments, highly rated sovereign and supranational investments, high-grade corporate investments as well as mortgage-backed and asset-backed investments.
Non-Core Asset Strategy: Our goal with our non-core assets investment portfolio is to provide diversification and increased return. Our non-core assets typically include below-investment grade fixed income securities and bank loans, public equity securities, hedge funds, private equity funds, fixed income funds, collateralized loan obligation (“CLO”) equities, real estate funds, private credit funds and equity method investments.

Our core assets, or fixed income assets, include short-term and fixed maturities classified as trading and available-for-sale (“AFS”), funds held and cash and cash equivalents. Under funds held arrangements, the reinsured company has retained consideration that would otherwise have been remitted to us. The funds held balance is credited with investment income and is used to offset settlement of paid losses. Funds held arrangements where we receive the underlying portfolio economics and the contractual right to direct the asset allocation strategies are referred by us as “Funds held - directly managed”. Funds held arrangements where we receive a fixed crediting rate or other contractually agreed return are referred by us as “Funds held by reinsured companies”.
Our non-core assets, or other investments, include equities and equity method investments.
The allocation and composition of our non-core assets may vary, depending on risk appetite, current market conditions and the assessment of relative value between asset classes.
We believe our non-core investments provide diversification in our overall investment portfolio, because generally they have low correlation with our fixed income assets, thereby providing an opportunity for improved risk-adjusted rates of return while minimizing downside risk over the long-term. The returns of our non-core investments may be volatile, and we may experience significant unrealized gains or losses in a particular quarter or year. Regulatory, rating agency, our internal risk appetite and other factors may limit our capacity to hold non-core assets.
Portfolio Allocation: Our portfolio is diversified across several core and non-core asset classes and targets attractive risk-adjusted returns, while taking into account regulatory, capital, risk, and other relevant considerations. We periodically review the performance of the portfolio and reallocate assets to take advantage of opportunities in the market. This asset rebalancing is periodically reviewed by our Board Investment Committee.
Asset Manager Selection: Our investment portfolio is managed by external managers through the execution of investment management agreements and investment guidelines. We hold regular discussions with our managers to monitor investment performance.

Performance and Compliance Monitoring: Our investment management agreements and guidelines with external asset managers include performance benchmarks. The benchmarks take various factors into consideration, including duration, currency, asset class, geography, sector, credit quality and other relevant metrics that impact performance.
An investment compliance report for the aggregate investment policy is prepared for our Board Investment Committee on a quarterly basis in arrears. The Board Investment Committee and our subsidiary boards are responsible for ensuring that investment compliance guidelines proposed are aligned to our stated risk appetite.
4   Redeploy Capital and Return Value to Shareholders

Our regulated subsidiaries and group are subject to capital requirements, which require us to hold additional assets to mitigate the risk of insufficient funds to fulfill our insurance obligations in adverse economic or operational circumstances. Amounts beyond our internal capital levels are available for us to redeploy.
As we settle our liabilities, we reduce our required capital and any excess capital may be redeployed into the business for further acquisitions. We believe that the best investment is in our business, by funding future transactions and meeting our financing obligations. We have also utilized share repurchases in situations where we have excess capital in order to return value to our shareholders. To date, we have not declared any dividends on our ordinary shares.
Competition

Our Run-off segment competes in the global insurance market with domestic and international reinsurance companies to acquire and manage (re)insurance companies and portfolios of (re)insurance business in run-off. We compete with different companies depending upon the size of the loss portfolios being contemplated and the location of the insurer or insurance risks.
The legacy market has seen several new entrants in the last decade, largely driven by the investment of significant alternative capital. This has led to increased competition in the overall market and increased pressure on deal pricing. These pressures have started to manifest over the last 12 months as certain of our competitors have signaled either a full exit from the overall legacy market or a withdrawal from the non-life legacy market. According to global run-off deal data published by PwC, 12 different acquirers completed run-off transactions in 2023 versus 16 in 2022.
Despite the exit of companies from the legacy market, the acquisition and management of companies and portfolios in run-off continues to be competitive and is driven by several factors, including proposed acquisition price, operational reputation and financial resources including new capital and alternative forms of capital entering the markets.
We have a positive outlook on the future as we continue to see high levels of legacy market activity, with opportunities being brought to us either directly by counterparties or brokers. We have established long-term and continuing business relationships throughout the (re)insurance industry, which can be a significant competitive advantage for us. Additionally, we believe that we are price competitive and have a well-established reputation with respect to our distinctive ability to complete and manage transactions.
Our Organization

Segments2
We report the results of our operations through four reportable segments:

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Run-off: consists of our acquired property and casualty and other (re)insurance business.

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Assumed Life: consists of life and catastrophe business that we assumed via the 2022 acquisition of the controlling interest in Enhanzed Reinsurance, Ltd. (“Enhanzed Re”).

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Investments: consists of our investment activities and the performance of our investment portfolio, excluding those investable assets attributable to our Legacy Underwriting segment.

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Legacy Underwriting: consists of businesses that we have exited via the sale of the majority of our interest.

In addition, our corporate and other activities, which do not qualify as an operating segment, include income and expense items that are not directly attributable to our reportable segments.

2
For further information on our reportable segments, refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations by Segment” and Note 4 to our consolidated financial statements.

Major Operating Subsidiaries
Our (re)insurance business is regulated and requires licenses to operate in each relevant jurisdiction. Our major operating insurance subsidiaries and their regulatory domiciles are listed below:
Regulated Company	Jurisdiction	% of Net Liability for Losses and LAE as of December 31, 2023
Clarendon National Insurance Company Fletcher Reinsurance Company Yosemite Insurance Company	United States	6%
Cavello Bay Reinsurance Limited Fitzwilliam Insurance Limited StarStone Insurance Bermuda Limited	Bermuda	85%
SGL No.1 Limited Mercantile Indemnity Company Limited River Thames Insurance Company Limited	United Kingdom	9%
Gordian Runoff Limited StarStone Insurance SE	Other	—%
		100%
Human Capital Resources

As of December 31, 2023, we had 805 employees, as compared to 792 employees as of December 31, 2022.
We seek to attract, retain and develop a diverse and specialized workforce that supports our culture, target operating model and business performance. We do this by applying the following strategies:

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Making use of a range of hiring channels and approaches and incorporating a total reward offering that includes market competitive salaries, an annual bonus plan as well as comprehensive benefits to protect employee health, wellness and financial security.

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Promoting alignment of interests with investors through the use of an employee share purchase plan and long-term equity-based incentives.

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Encouraging our employees to periodically review development areas with their managers to identify appropriate learning opportunities to better equip our work force with the skills necessary for near- and long-term success. We offer an array of professional development programs and initiatives to support our employees’ career aspirations and enhance our leadership and management capabilities - creating a pipeline of talent able to deliver on our long-term strategic objectives and developing a skilled workforce with succession capabilities. For example, we provide all of our employees access to a digital platform containing learning resources designed to support their role and career.

In addition, strengthening our succession planning is a key priority for us across all levels. We have made a significant investment in establishing and developing programs for managers, functional heads and group executives designed to enhance leadership and management capabilities across our senior management team. For example, in 2023 we launched a multi-year Management Development Program, which is designed to foster in-house talent and help managers broaden their leadership skills. We also offer programs to group and regional executives and other potential successors throughout the organization.
Diversity, Equity and Inclusion
We understand the importance of diversity in our work force and our diversity, equity and inclusion (“DE&I”) vision is to create a diverse and inclusive workplace, where everyone feels that they belong and where diversity is celebrated. Over the past year we continued to increase our focus on DE&I, which included:

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Launching our first DE&I strategic framework, which covers the following five pillars: People Practices; Inclusive Procurement and Supplier Diversity; Access and Accessibility; Communication Events and Community Engagement; and Data and Insights. This strategic framework guides our objectives and informs the initiatives we have undertaken.

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Establishing three Employee Resource Groups (“ERGs”) for our staff, focusing on themes that link to the demographic of our workforce: Parents and Carers, Mental Health, and Women in the Finance Industry. The ERGs bring together employees from across the business and create a space where individuals feel comfortable to share their ideas and experiences. We also solicit feedback from these groups when developing future DE&I initiatives.

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Conducting an accessibility audit of our office spaces in the U.K. and U.S. to ensure they are accessible to our employees and visitors. Additionally, in partnership with our internal communications team, we enlisted the services of an external specialist to conduct an accessibility audit of our website and provide recommendations for enhancement.

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Hosting our 2023 summer global internship program for the second consecutive year following the success of the inaugural program in 2022, by welcoming a talented and diverse group of individuals across three of our offices in Bermuda, the U.S. and the U.K. to undertake a mix of industry training, departmental expertise and personal development activities.

To measure our progress, we use a variety of human capital measures in managing our business, including workforce demographics and diversity metrics, attrition and retention metrics and hiring metrics. We continue to build and expand on the range of metrics we produce as we continue to work towards the achievement of our DE&I vision.
As of December 31, 2023, our gender metrics on a global scale were as follows:
Enstar Global Workforce by Gender	Enstar Global Employee Seniority by Gender
We are committed to fostering a culture that treats all employees fairly and with respect, promotes inclusivity and diversity, and provides equal opportunities for professional development and merit-based advancement. We adhere to these values by following a Board Diversity Policy and Group Diversity, Equity and Inclusion Policy. We intend to continue conducting human capital management activities, including recruitment, career development and advancement, role design and compensation in a manner reflective of our commitment to diversity and inclusion.
Employee Wellbeing
We recognize the importance of our employees as individuals and the role we can play in promoting their wellbeing. Our wellbeing strategy is now well defined across three pillars of core focus:

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Emotional and social: we offer an Employee Assistance Program, which provides a professional and confidential service that covers a broad range of topics, both personal and work-related. We also held a series of employee webinars during the year, covering a wide range of topics related to health and wellbeing such as burnout, menopause and children’s mental health.

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Physical: our benefits coverage includes a range of centrally provided and individually tailored health-related insurance packages, alongside a number of additional benefits and initiatives. For example, we provide access to a wellbeing platform that offers a range of benefits and tools and hosts Enstar’s health initiatives and challenges, such as our Global Step Challenge, which was held for the second consecutive year. We also offer an Enstar Wellness allowance, enabling an annual reimbursement of expenses that support mental or physical wellness, and various other provisions including annual health assessments.

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Financial: during 2023 we delivered a range of initiatives to address the challenging economic marketplace, including the launch of an Employee Financial Assistance Program, which provided interest-free employee loans, and the provision of a supplemental Economic Hardship Payment to those employees most vulnerable to the impact of inflationary pressures.

Our employee engagement, diversity and inclusion results are a clear indication of our efforts and successes in managing and supporting our employees. For the past three years our rating index has been in the upper quartile of the financial services benchmark, resulting in Enstar being awarded the People Insight ‘Outstanding Place to Work 2023’ award for the second consecutive year.
Enterprise Risk Management

Effective Enterprise Risk Management (“ERM”) and oversight is a top priority for our management and Boards of Directors (both at the parent company and subsidiary levels). We aim to ensure that we have a comprehensive ERM

Framework to identify, measure, manage, monitor and report on risks that affect the achievement of our strategic, operational and financial objectives.
We believe that an effective ERM Framework is crucial to maintaining the strength of Enstar and our (re)insurance companies (our “Group”) and enhancing our operations. These include our business strategy and objectives, capital management decision making, operations and processes, financial performance and financial reporting, regulatory compliance, reputation with key stakeholders and business continuity planning. Through our ERM Framework, we aim to embed considerations of risk through all aspects of our business.
Risk Management Strategy

The Group’s Risk Management Strategy has been designed to help meet our core objectives, which is to:

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engage in highly disciplined and risk based, acquisition, management and (re)insurance practices across a diverse portfolio of loss reserves;

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seek investment risk where it is adequately rewarded;

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maintain loss reserving risk in line with risk appetite;

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minimize capital, liquidity, credit, operational and regulatory risks; and

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promote the consideration of Environmental (specifically, climate change effects), Social and Governance (“ESG”) risks in the strategies, business planning and other operational processes.

These strategies are pursued through the use of appropriate controls, governance structures and highly skilled teams effectively working together.
Our risk management strategy is embedded across the organization by promoting a strong culture of risk awareness. This is evidenced through our day-to-day approach to managing our business. In particular, risk matters are regularly discussed at management and Board meetings, providing challenge and considering opportunities against risks being assessed and managed.
The goal of our risk management strategy is to enable the proactive, pragmatic management of risks arising in day-to-day operations, primarily through the implementation and maintenance of an effective ERM Framework to ensure a robust control environment.
Risk Appetite

The Risk Appetite Framework in place at both the Group and its regulated subsidiaries monitors risk taking throughout the business by linking business strategy and planning with available capital and risk. It is designed to consider material risks, protect the Group and its subsidiaries from unacceptable levels of loss, compliance failures and/or adverse reputational impacts and support the wider strategic decision-making process.
A qualitative risk appetite statement is set for each material risk to represent the amount of risk the Board is willing to accept, which is supported by quantitative tolerances (such as minimum capital required). The qualitative risk appetite statements and supporting quantitative tolerances are reviewed and approved by the Board annually. Subsidiary companies’ risk appetite and tolerances are reviewed against their specific risk profiles and strategy and approved by the local Board(s), and are reviewed annually to ensure that subsidiary risk appetite does not in the aggregate exceed the aggregate Group Risk Appetite Framework.
Accountability for the implementation, monitoring and oversight of our risk appetite is aligned with individual corporate executives and monitored and maintained by the Risk Management Function. Risk tolerance levels are monitored and deviations from pre-established levels are reported in order to facilitate responsive action. On a quarterly basis, risk tolerances are reported by the assigned first line business owner to Risk Management who collate, review and provide challenge and aggregate tolerances. Individual tolerances are rated ‘Red’, ‘Amber’ or ‘Green’ relative to pre-defined thresholds. As determined by the Board or Risk Committee, the Risk Appetite Framework and tolerance(s) may be reviewed/updated outside of the annual review cycle in the event of a material change in risk profile, system of governance, regulatory or operating environment, market or macroeconomic conditions, and/or any other material change.
Risk Governance and Culture

The Board of Directors actively oversees the management of risks to which the Group is exposed in a variety of ways. To ensure comprehensive oversight, the Company has an EGL Risk Committee, as well as Group and jurisdictional

Management Risk Committees comprised of executive and/or senior management responsible for the management of key risks. These committees are supported by representatives from our Risk & Compliance and Internal Audit functions as appropriate.
The Group, supported by the wider ERM Framework, promotes a strong risk culture through a rigorous hiring process for employees, performing an annual Compensation Risk Assessment, ensuring employee understanding and compliance with the Employee Code of Conduct, and by promoting employee risk awareness of compliance and IT security matters through training.
Risk Ownership, Accountability and Assurance

We maintain the traditional Three Lines Model (Management, Risk & Compliance and Internal Audit) to delineate accountabilities and establish a ‘check and balance’ management of risks across the Group. The Three Lines Model has been selected to allow for clear ownership and accountability of risks, and independent assurance that these have been considered appropriately via our Internal Audit Function. This model also allows for a clear assignment of risk management responsibilities across all Group activities and helps communicate the approach to risk management throughout the organization.
The Risk Management Function, headed by the Group Chief Risk Officer (“CRO”), is responsible for both designing and operationalizing the various components of the ERM Framework throughout the Group. To ensure independence, the CRO reports to our CEO and has direct access to the Chairperson of the EGL Risk Committee. Our CRO obtains expertise from other functions / subject matter experts, as appropriate, to provide coverage over key risk areas.
The Group and its subsidiaries have internal controls in place, designed to manage risks to acceptable levels and the effectiveness of controls is regularly considered in managing and balancing risk and appetite. These are implemented within each line of defense.
Entity Level Management

At the operating subsidiary level, risks relating to our individual (re)insurance subsidiaries are also overseen by the subsidiary boards of directors, risk committees and other committees, and management teams, consistent with applicable regulatory requirements and our overall ERM Framework that is embedded at local levels and throughout the business.
Emerging Risks

As part of our ERM Framework, we maintain an Emerging Risk Framework, which sets out the minimum standards by which emerging risks are identified, analyzed, evaluated, treated and reported on. Pursuant to this framework, the Management Risk Committees and our Group Risk Committee continually monitor emerging risks and oversee changes to our ERM Framework to react to these risks, where appropriate. Emerging risks are defined as “risks which may develop or which already exist but are difficult to quantify” and are marked by a high degree of uncertainty. While emerging risks are not fully understood or explicitly considered within the day-to-day operation of our business due to the lack of quantifiable data, we expect that the potential impacts of these risks may crystallize over time and therefore merit additional analysis, monitoring, evaluation and, when appropriate, management. See “Item 1A. Risk Factors” for further detail on these risks.
Regulation

Overview

The business of (re)insurance is regulated in most countries, although the degree and type of regulation varies from one jurisdiction to another. Our material operations are in Bermuda, the United Kingdom, the United States, Australia and several Continental European countries. We are subject to extensive regulation under the applicable statutes in these countries and any others in which we operate. In addition, the BMA acts as group supervisor of our Group.
We may become subject in the future to regulation in new jurisdictions or additional regulations in existing jurisdictions depending on the location and nature of any companies acquired and the volume and location of business being transacted by our existing companies.
Group Supervision

The BMA’s group supervision objective is to provide a coordinated approach to the regulation of an insurance group and its supervisory and capital requirements. Bermuda has been recognized by the U.S. National Association of Insurance Commissioners (“NAIC”) as a qualified jurisdiction, and the E.U. recognizes Bermuda’s full equivalence under Solvency II.

As our Group supervisor, the BMA performs a number of functions including: (i) coordinating the gathering and dissemination of information for other regulatory authorities; (ii) carrying out a supervisory review and assessment of our Group; (iii) carrying out an assessment of our Group’s compliance with the rules on solvency, risk concentration, intra-group transactions and appropriate governance procedures; (iv) planning and coordinating, through regular meetings with other authorities, supervisory activities in respect of our Group; (v) coordinating any enforcement action that may need to be taken against our Group or any Group members; and (vi) coordinating meetings of colleges of supervisors in order to facilitate the carrying out of these functions. Cavello Bay Reinsurance Limited (“Cavello”) serves as our Group’s Designated Insurer. As Designated Insurer, Cavello is required to facilitate compliance by our Group with the insurance solvency and supervision rules.
On an annual basis, the Group is required to file Group statutory financial statements, a Group statutory financial return, a Group capital and solvency return, audited Group financial statements, a GSSA, and a financial condition report with the BMA. The GSSA is designed to document our perspective on the capital resources necessary to achieve our business strategies and remain solvent, and to provide the BMA with insights on our risk management, governance procedures and documentation. In addition, the Group is required to file a quarterly financial return with the BMA.
We are required to maintain available Group statutory capital and surplus in an amount that is at least equal to the group enhanced capital requirement (“ECR”). The BMA has also established a group target capital level equal to 120% of the Group ECR, which is a standardized requirement based on our insurance class.
The BMA also maintains supervision over the controllers of all Bermuda registered insurers, and accordingly, any person who, directly or indirectly, becomes a holder of at least 10% of our ordinary shares must notify the BMA in writing within 45 days of becoming such a holder (or ceasing to be such a holder). The BMA may object to such a person and require the holder to reduce its holding of ordinary shares and direct, among other things, that voting rights attaching to the ordinary shares shall not be exercisable.
Bermuda Operations

BMA Insurance Regulation
The Insurance Act 1978 of Bermuda and related regulations, as amended (together, the “Insurance Act”), regulate the (re)insurance business of our operating subsidiaries in Bermuda. The Insurance Act imposes certain solvency and liquidity standards and auditing and reporting requirements and grants the BMA powers to supervise, investigate, require information and the production of documents and intervene in the affairs of (re)insurance companies.
Significant requirements pertaining to our regulated Bermuda subsidiaries vary depending on the class in which our company is registered, but generally include the appointment of a principal representative in Bermuda, the appointment of an independent auditor, the appointment of an approved loss reserve specialist to opine on the statutory technical provisions of our insurance reserves, the filing of annual statutory and either U.S. GAAP based consolidated or condensed financial statements, the filing of annual statutory financial returns, the filing of quarterly financial returns, compliance with group solvency and supervision rules, and compliance with the Insurance Code of Conduct (relating to corporate governance, risk management and internal controls).
Our regulated Bermuda subsidiaries must also comply with a minimum liquidity ratio and minimum solvency margin. The minimum liquidity ratio requires that the value of relevant assets must not be less than 75% of the amount of relevant liabilities. The minimum solvency margin, which varies depending on the class of the insurer, is determined as a percentage of either net reserves for losses and LAE or premiums. Each of our regulated Bermuda-domiciled insurers is also subject to an ECR determined pursuant to a risk-based capital measure and are required to file a CISSA, and a financial condition report with the BMA. As of December 31, 2023, each of our Bermuda-based (re)insurance subsidiaries exceeded their respective minimum solvency and liquidity requirements.
Each of our regulated Bermuda subsidiaries would be prohibited from declaring or paying any dividends if it were in breach of its minimum solvency margin or liquidity ratio or if the declaration or payment of such dividends would cause it to fail to meet such margin or ratio. In addition, each of our regulated Bermuda subsidiaries is prohibited, without the prior approval of the BMA, from reducing by 15% or more its total statutory capital, or from reducing by 25% of more its total statutory capital and surplus, as set out in its previous year’s statutory financial statements. Our Bermuda (re)insurance companies that are in run-off are required to seek BMA approval for any dividends or distributions.
Economic Substance Act
Under the provisions of the Economic Substance Act 2018 (the “ESA”), any Bermuda-registered entity engaged in a “relevant activity” (which includes insurance business and holding entity activities) must maintain a substantial economic presence in Bermuda. To the extent that the ESA applies to our entities registered in Bermuda, we are required to demonstrate compliance with economic substance requirements by filing an annual economic substance declaration with the Registrar of Companies in Bermuda.
U.K. Operations

PRA and FCA Regulation
Our U.K.-based insurance subsidiaries consist of wholly-owned run-off companies. These subsidiaries are authorized and regulated by the U.K. Prudential Regulation Authority (the “PRA”), and are also regulated by the Financial Conduct Authority (the “FCA”, together with the PRA, the “U.K. Regulator”). Our U.K. run-off subsidiaries may not underwrite new business without the approval of the U.K. Regulator.
Our U.K.-based insurance subsidiaries are required to maintain adequate financial resources in accordance with the requirements of the U.K. Regulator. The calculation of the minimum capital resources requirements in any particular case depends on, among other things, the type and amount of insurance business written and claims paid by the insurance company. As of December 31, 2023, each of our U.K.-based insurance subsidiaries maintained capital in excess of the minimum capital resources requirements.
The Solvency II framework sets out requirements on capital adequacy and risk management for insurers. To the extent that Solvency II was already adopted by U.K. legislation, it remains in force post-Brexit. Insurers must comply with a Solvency Capital Requirement (“SCR”), which is calculated using either the Solvency II standard formula or a bespoke internal model. Our non-Lloyd’s U.K. companies use the standard formula. The U.K. Regulator has consulted on changes to the application of the Solvency II framework in the U.K. In particular: (i) it has been proposed that amendments will be made to the Solvency II risk margin with effect from year-end 2023; (ii) amendments are expected to be made to the Solvency II matching adjustment by June 30, 2024; and (iii) the remainder of the U.K. Regulator’s proposals are expected to be in place for December 31, 2024.
The U.K. Regulator’s rules require our U.K. insurance subsidiaries to obtain regulatory approval for any proposed or actual payment of a dividend. The U.K. Regulator uses the SCR, among other tests, when assessing requests to make distributions.
Under the Financial Services and Markets Act of 2000 (“FSMA”), any company or individual (together with its concert parties) proposing to directly or indirectly acquire “control” over a U.K. authorized insurance company (which is generally defined as acquiring 10% or more of the shares or voting power in a U.K. authorized insurance company or its parent company) must seek prior approval of the U.K. Regulator of its intention to do so. A person who is already deemed to have “control” will require prior regulatory approval if the person increases the level of “control” beyond 20%, 30% and 50%.
Lloyd’s Regulation
We participate in the Lloyd’s market through our interests in Syndicate 2008, which is managed by Enstar Managing Agency Limited, a syndicate that has permission to underwrite RITC business and other run-off or discontinued business type transactions with other Lloyd’s Syndicates.
Our Lloyd’s operations are subject to authorization and regulation by the U.K. Regulator and compliance with the Lloyd’s Act(s) and Byelaws and regulations, as well as the applicable provisions of the FSMA. The Council of Lloyd’s has wide discretionary powers to regulate its members, and its exercise of these powers might affect the return on an investment of the corporate member in a given underwriting year. This discretion includes the ability to assess up to 3% of a member’s underwriting capacity in any one year as a Central Fund contribution.
The underwriting capacity of a corporate member of Lloyd’s must be supported by providing a deposit (referred to as “Funds at Lloyd’s” or “FAL”) in the form of cash, securities, letters of credit or other approved capital instrument in satisfaction of its capital requirement. The amount of the FAL is assessed quarterly and is determined by Lloyd’s in accordance with applicable capital adequacy rules. To release their capital, Lloyd’s members are usually required to have transferred their liabilities through an approved RITC, such as those offered by Syndicate 2008.
Business plans, including maximum underwriting capacity, for Lloyd’s syndicates require annual approval by the Lloyd’s Franchise Board, which may require changes to any business plan or additional capital to support underwriting plans.
The Lloyd’s market has applied the Solvency II internal model under Lloyd’s supervision, and our Lloyd’s operations are required to meet Solvency II standards. The Society of Lloyd’s has received approval from the PRA to use its bespoke internal model under the Solvency II regime.

Lloyd’s approval is required before any person can acquire control of a Lloyd’s managing agent or Lloyd’s corporate member.
U.S.

Our U.S. (re)insurance subsidiaries are subject to extensive governmental regulation and supervision by the states in which they are domiciled, licensed and/or eligible to conduct business. We currently have wholly-owned subsidiary U.S. insurers and reinsurers domiciled in Texas, Missouri and Oklahoma and minority owned affiliates in Pennsylvania, Delaware, New Jersey, Illinois and Texas.
Our U.S. insurers are generally required to maintain minimum levels of solvency and liquidity as determined by law, and to comply with risk-based capital requirements and licensing rules. Insurers having less statutory surplus than required by the risk-based capital calculation will be subject to varying degrees of regulatory action. If any of our U.S. insurers were to have risk-based capital levels that are below required levels, they would be subject to increased regulatory scrutiny and control by their domestic and possibly other insurance regulators. As of December 31, 2023, all of our U.S. insurers exceeded their required levels of risk-based capital.
Applicable insurance laws also limit the amount of dividends or other distributions our U.S. insurers can pay to us. The insurance regulatory limitations on dividends are generally based on statutory net income and/or certain levels of statutory surplus as determined by the insurer’s state or states of domicile and approval must be obtained before an insurer may pay a dividend or make a distribution above these thresholds.
All states have enacted legislation regulating insurance holding company systems that requires each insurance company in the system to register with the insurance department of its state of domicile and furnish information concerning the operations of companies within the holding company system that may materially affect the operations, management or financial condition of the insurers within the system. The NAIC’s Insurance Holding Company System Regulatory Act and associated regulations provide regulators with tools to evaluate risks to an insurance company within the insurance holding company system. They impose extensive informational requirements on parents and other affiliates of licensed insurers with the purpose of protecting them from enterprise risk, including requiring an annual enterprise risk report by the ultimate controlling person of the insurers identifying the material risks within the insurance holding company system that could pose enterprise risk to the insurers and requiring a person divesting its controlling interest to make a confidential advance notice filing.
The NAIC’s Risk Management and Own Risk and Solvency Assessment Model Act requires insurers to maintain a risk management framework and establishes a legal requirement for insurers or their insurance group to conduct an Own Risk and Solvency Assessment (“ORSA”) in accordance with the NAIC’s ORSA Guidance Manual. The ORSA Model Act subjects our insurance subsidiaries to ORSA requirements if certain premium thresholds are exceeded. Where applicable, we must regularly conduct an ORSA consistent with the ORSA Model Act, including undertaking an internal risk management review no less often than annually and preparing a summary report assessing the adequacy of risk management and capital in light of our insurers’ current and future business plans.
The NAIC’s Corporate Governance Annual Disclosure (“CGAD”) Model Act and Regulation requires the annual filing of a disclosure describing the insurance group’s corporate governance structure, policies, and practices. The Model Act and Regulation have been adopted in most of the states in which we have insurers domiciled. There are no premium thresholds for CGAD.
Before a person can acquire control of a domestic insurer or any person controlling such insurer, prior written approval must be obtained from the insurance commissioner of the state in which the domestic insurer is domiciled and, under certain circumstances, from insurance commissioners in other jurisdictions. Generally, state statutes and regulations provide that “control” over a domestic insurer or person controlling a domestic insurer is presumed to exist if any person, directly or indirectly, owns, controls, holds with the power to vote, or holds proxies representing, 10% or more of the voting securities or securities convertible into voting securities of the domestic insurer or of a person who controls the domestic insurer.
Australia

Our Australian regulated insurance entity is subject to prudential supervision by the Australian Prudential Regulation Authority (“APRA”). APRA is the primary regulatory body responsible for regulating compliance with the Insurance Act 1973. APRA has issued prudential standards that apply to general insurers in relation to capital adequacy (under a wide range of scenarios), the holding of assets in Australia, risk management, business continuity management, reinsurance management, outsourcing, audit and actuarial reporting and valuation, the transfer and amalgamation of insurance businesses, governance, and the fit and proper assessment of the insurer’s responsible persons.

APRA also prescribes prudential standards on remuneration, governance and recovery and exit planning. Our Australian regulated insurance entity is compliant with these requirements. The Financial Accountability Regime will come into effect on March 15, 2025. This significant piece of legislation will be jointly administered by APRA and the Australian Securities and Investment Commission. The legislation imposes a strengthened responsibility and accountability framework for entities in the financial services industries and their directors and senior executives. It has been designed to improve the risk and governance cultures of Australia’s financial institutions.
An insurer must obtain APRA’s written consent prior to making any capital releases, including any payment of dividends in excess of current year earnings. Our insurance subsidiary must provide APRA with a valuation prepared by an appointed actuary that demonstrates that the tangible assets of the insurer, after the proposed capital release, are sufficient to cover its insurance liabilities to a 99.5% level of sufficiency of capital before APRA will consent to a capital release or dividend above the prescribed limit.
Under the Financial Sector (Shareholdings) Act 1998, the interest of an individual shareholder or a group of associated shareholders in an insurer is generally limited to a 15% “stake” of the insurer. A person’s stake is the aggregate of the person’s voting power and the voting power of the person’s associates. A higher percentage limit may be approved by the Treasurer of the Commonwealth of Australia on national interest grounds. Any shareholder of Enstar with a “stake” greater than 15% has received approval to hold that stake from the Treasurer of the Commonwealth of Australia.
Europe

We have subsidiaries in Belgium, as well as StarStone Insurance SE (“SISE”), a Liechtenstein-based company that is regulated by the Financial Markets Authority. Our subsidiaries and branches in European jurisdictions are regulated in their respective home countries. As of January 1, 2023, the U.K. branch of SISE is also regulated by the U.K. Regulator following the expiration of the applicable Brexit transitional provisions. The application of the Solvency II framework across such European jurisdictions generally results in a uniform approach to regulation. Typically, such regulation is for the protection of policyholders and ceding insurance companies rather than shareholders. Regulatory authorities generally have broad supervisory and administrative powers over such matters as licenses, standards of solvency including minimum capital and surplus requirements, investments, reporting requirements relating to capital structure, ownership, financial condition and general business operations, special reporting and prior approval requirements with respect to certain transactions among affiliates, reserves for unpaid losses and LAE, reinsurance, dividends and other distributions to shareholders, periodic examinations and annual and other report filings.
Available Information About Enstar

Our website is http://www.enstargroup.com. We make available free of charge, through our Investor Relations section of our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to these reports, as soon as reasonably practicable after the material is electronically filed with or otherwise furnished to the U.S. Securities and Exchange Commission (the “SEC”).
Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports are also available on the SEC’s website at http://www.sec.gov.
In addition, various policies and guidelines, including our Code of Conduct and the governing charters for the Audit, Compensation, Executive, Investment, Nominating and Governance and Risk Committees of our Board of Directors are available free of charge through our Corporate Governance section of our website.
The information contained on our website is not included as a part of, or incorporated by reference into, this filing.

ITEM 1A. RISK FACTORS

Any of the following risk factors could cause our actual results to differ materially from historical or anticipated results. These risks and uncertainties are not the only ones we face. There may be additional risks that we currently consider not to be material or of which we are not currently aware, and any of these risks could cause our actual results to differ materially from historical or anticipated results.
You should carefully consider these risks along with the other information included in this document, including the matters addressed above under “Cautionary Note Regarding Forward-Looking Statements” before investing in any of our securities. We may amend, supplement or add to the risk factors described below from time to time in future reports filed with the SEC.
We have categorized our risk factors into the following areas:

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Risks Relating to our Run-off Business

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Risks Relating to Taxation

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Risks Relating to Liquidity and Capital Resources

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Risks Relating to our Investments

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Risks Relating to Laws and Regulations

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Risks Relating to our Operations

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Risks Relating to Ownership of our Shares

Risks Relating to our Run-off Business

Inadequate loss reserves could reduce our net income and capital surplus, which could have a materially adverse impact on our results of operations and financial condition.
We are required to maintain a best estimate of reserves to cover the estimated ultimate liability for losses and LAE for both reported and unreported incurred claims. As of December 31, 2023, gross reserves for losses and LAE reported on our balance sheet were $12.4 billion. The process of establishing these reserves includes a significant level of judgment. As a result, these reserves are only estimates of what we expect the settlement and administration of claims will cost based on facts and circumstances known to us, as well as actuarial methodologies, historical industry loss ratio experience, loss development patterns, estimates of future trends and developments and other variable factors such as inflation. For example, while we monitor and adjust our reserves for the expected impact of inflation, the inherent uncertainties and inherent judgments that surround the estimation process make it so that we cannot be certain that our ultimate losses will not exceed our recorded estimates of losses and LAE.
We cannot be certain that ultimate losses will not exceed our recorded estimates of losses and LAE because of the uncertainties and inherent judgements that surround the estimation process (which are discussed in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Estimates - Losses and Loss Adjustment Expenses”). As a result, actual losses and LAE paid will deviate, perhaps substantially, from the reserve estimates reflected in our financial statements due to legal, judicial, social or other factors. If our reserves are insufficient to cover our actual losses and LAE, we would have to augment our reserves and incur a charge to our earnings. Such a charge could be material and would reduce our net income and capital and surplus. Further, our success is dependent upon our ability to accurately assess the reserves associated with our existing businesses and the business that we will acquire in the future.
In our Run-off business, loss reserves include A&E liabilities of $1.9 billion as of December 31, 2023. We also hold defendant liabilities associated with personal injury A&E claims from acquired companies with legacy manufacturing businesses. As of December 31, 2023, defendant A&E liabilities reported on our balance sheet were $567 million. Ultimate values for A&E claims cannot be estimated using traditional reserving techniques, and there are significant uncertainties in estimating losses for these claims. Factors contributing to the uncertainty include long waiting periods, reporting delays and difficulties identifying contamination sources and allocating damage liability. Developed case law and adequate claim history do not always exist for A&E claims, and changes in the legal and tort environment affect the development of such claims.
In addition, evolving industry practices and legal, judicial, social, and environmental conditions may result in unexpected claims and coverage issues that could adversely affect the adequacy of our loss reserves by extending coverage beyond the envisioned scope of insurance policies and reinsurance contracts, or by increasing the number or size of claims. Our exposure to these uncertainties could be exacerbated by an increase in insurance and reinsurance contract disputes, arbitration and litigation, as well as social and economic inflation trends, including expanded theories of liability and higher jury awards. For example, in areas such as mass tort litigation, we continue to see damages awarded that far exceed the economic damages of the claimant. Increasingly, the handling of insurance claims can also lead to bad faith or other forms of extra-contractual damages. These trends may not become apparent until long after we have acquired or assumed the affected insurance policies.
We may not be able to sustain our growth through acquisitions.
We pursue growth through financially beneficial acquisitions of companies and portfolios of (re)insurance business. Because the execution of our claims management strategies and associated payments are intended to result in the reduction of our loss reserves and LAE over time, we must continually acquire an adequate amount of run-off business that aligns with our strategic objectives to grow liabilities and assets under management. However, the acquisition of suitable run-off business is highly competitive and driven by many factors, including but not limited to, proposed acquisition price, reputation, collateral arrangements, financial resources and remaining in good standing with relevant regulatory bodies. Despite the recent exit of certain of our competitors from the legacy market, the market remains competitive, and as a result there can be no guarantee we will be able to consummate acquisition transactions at acceptable prices and on acceptable terms, or at all, which could hinder our future growth.
The evaluation and negotiation of potential run-off acquisitions, as well as the integration of acquired businesses or portfolios in run-off, can be complex and costly and requires substantial management resources. Once we have signed a definitive agreement to acquire a business or portfolio, conditions to closing, such as obtaining regulatory or shareholder approvals, must be met prior to completing the acquisition. These and other closing conditions may not be satisfied, or may cause a material delay in the anticipated timing of closing. Such a failure or delay could result in significant expense, diversion of time and resources, reputational damage, litigation and a failure to realize the anticipated benefits of an acquisition, all of which could materially adversely impact our business, financial condition and results of operations.
Our acquisitions could involve additional risks that we may not be able to identify during the due diligence process, such as losses from unanticipated litigation, levels of covered claims or other liabilities and exposures, an inability to generate sufficient investment income and other revenue to offset acquisition costs and other financial exposures. Further, our counterparties may breach their representations and warranties and/or be unable or unwilling to meet their contractual obligations to us.
We may not be able to realize the anticipated benefits of acquisitions, which may result in underperformance relative to our expectations and have a material adverse effect on our business, financial condition or results of operations.
To achieve positive operating results from an acquisition, we must first price the transaction on favorable terms relative to the risks posed, and then we must successfully manage the acquired reserves and investments. Unlike traditional insurers and reinsurers, our companies and loss portfolios no longer underwrite new policies or collect underwriting premiums, and their stated provisions for losses and LAE may not be sufficient to cover future losses and the cost of run-off. Failure to successfully manage such reserves, including by effectively managing claims, collecting from insurers or reinsurers, controlling expenses and generating positive investment returns in line with our pricing assumptions, could result in us having to cover losses sustained with capital, which would materially and adversely impact our ability to grow our business and may result in material losses.
Further, the acquisitions we have made and expect to make in the future may pose operational challenges that expose us to risks relating to:

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the value of liabilities assumed being greater than expected;

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the value of assets or our anticipated return on assets being lower than expected or diminishing for reasons including credit defaults, changes in interest rates, declines in market value, inflation or delays in implementation of our intended investment strategies;

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funding cash flow shortages that may occur if anticipated revenues are not realized or are delayed, if expenses are greater than anticipated, or if assets are not liquid;

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integrating financial and operational reporting systems and internal controls of acquired businesses, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and our reporting requirements under the Exchange Act;

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leveraging our existing capabilities and expertise into the business acquired and establishing synergies within our organization;

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funding increased capital needs and overhead expenses;

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integrating technology platforms and managing any increased cybersecurity risk;

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the timely transfer and integrity of data needed to manage acquired business;

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obtaining and retaining management personnel required for expanded operations;

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fluctuating foreign currency exchange rates relating to the assets and liabilities we may acquire;

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goodwill and intangible asset impairment charges; and

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complying with applicable laws and regulations.

If we are unable to address some or all of these challenges, our acquisitions may underperform relative to our expectations and our business may be materially and adversely affected.
Climate change may have an adverse impact on the returns from our run-off business as well as our investments, which could have an adverse effect on our results of operations or financial condition.
Our core focus is on acquiring and managing reinsurance companies and portfolios of reinsurance business in run-off, and as such climate change presents unique risks to our business stemming from insurance liabilities we acquire and the assets that back those liabilities. As we acquire liabilities, there is a risk that our current practices and processes do not successfully identify and/or price the current and future risks arising from climate change, which could result in actual returns deviating adversely from those assumed when the transaction was priced. In addition, the disruption caused by changes in technology, governments and regulation as part of a societal transition to a lower carbon emitting economy could expose our investment portfolio to a loss of value in the near term and long term. For example, a swift, adverse repricing of carbon-intensive financial assets could expose our investments to losses in the near term and in the long term if the transition to a lower carbon-emitting economy is associated with increased production costs.
From an operational perspective, our offices, key supporting infrastructure and outsourced providers may be impacted by physical risks related to climate change globally, such as the increased frequency and severity of extreme weather events. Additionally, achieving any sustainability goals and commitments that we may set for ourselves, or be required to meet, such as net zero greenhouse gas emissions, will require efforts that could significantly increase our costs of operations.
Risks Relating to Taxation

U.S. tax reform legislation, various international tax transparency and economic substance initiatives, and possible future tax reform legislation and regulations could materially affect us and our shareholders.
The Organization for Economic Co-operation and Development (“OECD”) Pillar II initiative proposes a global minimum tax rate of 15% amongst its 142 member nations and other adopting countries. In December 2021, the OECD released the final model rules on Pillar II (the “Model Rules”), which nations can adopt into local legislation to implement Pillar II on a global basis.
Three components of the Model Rules, the Income Inclusion Rule (“IIR”), the Under-Taxed Profit Rule (“UTPR”), and the Qualified Domestic Minimum Top up Tax (“QDMTT”) could potentially be applicable to our operations:

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The IIR establishes a global minimum tax in the jurisdiction of the parent company of a multinational enterprise (“MNE”).

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The UTPR, allows a portion of an MNE’s global profits with an effective tax rate below the 15% minimum rate to be taxed by other jurisdictions through an allocation model based on headcount and fixed tangible assets. The Model Rules give flexibility to allow jurisdictions several mechanisms to collect global profits. This includes directly taxing allocated income, reduction in any allowance for equity or by imputing deemed income.

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The Model Rules also propose that jurisdictions consider implementing a 15% QDMTT, which could qualify in substitution to the IIR, and could preclude other jurisdictions from utilizing the UTPR for taxing local profits.

The U.K. government is expected to release draft legislation to implement the UTPR by 2025 and has implemented an IIR and a QDMTT effective for 2024. Additionally, we have several subsidiaries in other jurisdictions that have enacted, or intend to enact, Pillar II legislation, including Australia, Belgium, Hong Kong, and the Netherlands. We do not yet know whether the U.K. IIR and the Pillar II taxes in these jurisdictions will have a material impact on Enstar, and ongoing monitoring is required in light of these new regimes. Bermuda is not expected to implement any of these three Pillar II rules.
How Pillar II impacts our operations will depend on how these rules are ultimately transposed into the local legislation of countries we operate in.

Bermuda Corporate Income Tax and future guidance could materially impact us.
We are currently not subject to tax in Bermuda under the Exempted Undertakings Tax Protection Act of 1996. However, in December 2023, the Bermuda government enacted the Corporate Income Tax Act of 2023 (“Bermuda CIT”). The Bermuda CIT imposes a 15% corporate income tax on certain multinational companies earning income in Bermuda starting January 1, 2025. Based on our geographic footprint and substantial operations in Bermuda, it is expected that a meaningful portion of our income will become subject to tax in Bermuda under the Bermuda CIT. This amount of tax is expected to have a material impact on our business operations.
We might incur unexpected U.S., U.K., Australia, or other tax liabilities if companies in our group that are incorporated outside those jurisdictions are determined to be carrying on a trade or business in such jurisdictions.
A number of our subsidiaries are companies formed under the laws of Bermuda or other jurisdictions that either do not impose income taxes or impose an income tax at a rate meaningfully lower than other jurisdictions that we operate in. We expect that these companies will only be subject to corporate income tax liabilities arising from their operations within the jurisdictions where they are organized, but this expectation could prove incorrect. Because the operations of these companies generally involve, or relate to, the insurance or reinsurance of risks that arise in higher tax jurisdictions, such as the United States, the United Kingdom and Australia, it is possible that the taxing authorities in those jurisdictions may assert that the activities of one or more of these companies creates a sufficient nexus in that jurisdiction to subject the company to income tax in such jurisdiction. There are uncertainties in how the relevant rules apply to insurance businesses, and in our eligibility for favorable treatment under applicable tax treaties. Accordingly, it is possible that we could incur additional income tax expense, which could adversely impact our net income.
U.S. persons who own our ordinary shares might become subject to adverse U.S. tax consequences as a result of “related person insurance income,” if any, of our non-U.S. insurance company subsidiaries.
For any of our wholly-owned non-U.S. insurance company subsidiaries, if (1) U.S. persons are treated as owning 25% or more of our shares, (2) the related person insurance income (“RPII”) of that subsidiary were to equal or exceed 20% of its gross insurance income in any taxable year, and (3) direct or indirect insureds of that subsidiary (and persons related to such insureds) own (or are treated as owning) 20% or more of the voting power or value of our shares, then a U.S. person who owns our shares directly, or indirectly through non-U.S. entities, on the last day of the taxable year would be required to include in income for U.S. federal income tax purposes that person’s pro rata share of the RPII of such a non-U.S. insurance company for the entire taxable year, whether or not any such amounts are actually distributed. Proposed regulations put forth by the United States Department of Treasury and Internal Revenue Service in January 2022 may change some of the ownership thresholds needed to qualify into RPII. Accordingly, it is possible that a direct or indirect United States shareholder could be required to include amounts in its income in respect to RPII in any taxable year if the proposed regulations are finalized in their current form. We believe that these proposed changes would not affect the gross income threshold described above. Comments submitted to these proposed regulations requested changes to the proposed regulations to ask that structures such as Enstar’s not be subject to these rules. If these regulations are finalized as proposed, they would be effective for tax years ending on or after January 25, 2022. As of December 31, 2023 the proposed regulations had not been finalized, and whether they will be finalized as proposed remains unclear.
Risks Relating to Liquidity and Capital Resources

The amount of statutory capital that we must hold in order to maintain our credit ratings and meet certain regulatory requirements can vary significantly and is sensitive to several factors.
Statutory capital requirements for our insurance subsidiaries are prescribed by the applicable insurance regulators in the jurisdictions in which we operate. Insurance regulators have established risk-based capital adequacy measures, such as the Bermuda Solvency Capital Requirement (“BSCR”) in Bermuda and the Solvency II regime in the European Union and United Kingdom, which provide minimum solvency and liquidity requirements for insurance companies. The amount of capital that we and/or our insurance subsidiaries are required to hold may increase or decrease depending on a variety of factors including the amount of statutory income or losses generated by our insurance subsidiaries (which is sensitive to equity market and credit market conditions), the amount of statutory capital needed to support future growth through acquisitions, changes in the value of investments, the deterioration of market conditions due to global events, changes in interest rates and foreign currency exchange rates, as well as changes to the relevant regulatory capital adequacy measures and frameworks. Our overall liquidity and credit ratings are significantly influenced by the level of statutory capital and surplus in our insurance subsidiaries. If statutory capital requirements increase or if our insurance subsidiaries’ solvency decreases, our subsidiaries would be required to hold more capital, and our ability to obtain distributions from these subsidiaries could be limited. If we fail to maintain adequate statutory capital, regulators may restrict our activities and prohibit us and our subsidiaries from completing acquisitions without raising additional capital. Additionally, if our BSCR falls below certain levels, it could trigger counterparty recapture rights and/or additional collateral requirements in certain of our reinsurance agreements.

We may require additional capital liquidity in the future that may not be available or may only be available on unfavorable terms.
Our future capital requirements depend on many factors, including acquisition and investment activity, our ability to manage the run-off of our assumed liabilities, our ability to establish reserves at levels sufficient to cover losses, and our obligations to satisfy applicable statutory capital requirements. We may need to raise additional capital and liquidity through equity or debt financings. Our ability to secure this financing may be affected by a number of factors, including volatility in the global financial markets, new or incremental tightening in the credit markets, low liquidity and the strength of our capital position and operating results. In addition, an unfavorable change or downgrade of our issuer credit ratings will increase the interest rate or other fees charged under our debt facilities and will make it more expensive for us to access capital markets. Any equity or debt financing, if available at all, may be on terms that are not favorable to us, and could limit our strategic, financial and operational flexibility, including as a result of the need to dedicate a greater portion of our cash flows from operations to preferred share dividends and interest and principal payments on our debt financing and to comply with more burdensome covenant restrictions from our various debt and letter of credit facilities.
In addition, we may not achieve the desired regulatory capital treatment for any potential issuance of debt or equity securities due to solvency capital eligibility requirements under the Bermuda Insurance (Group Supervision) Rules 2011 (the “Group Supervision Rules”) to which we are subject. For example, our outstanding preferred shares and junior subordinated notes qualify as Tier 2 capital and our outstanding senior notes qualify as Tier 3 capital, in accordance with the Group Supervision Rules. For these instruments to continue to receive the intended regulatory capital treatment, their terms must reflect the criteria contained in the Group Supervision Rules and any amendments thereto. If the BMA applies any changes to the Group Supervision Rules governing eligible capital such that our outstanding preferred shares and notes no longer receive their intended capital treatment under the Group Supervision Rules, we may be unable to maintain adequate regulatory capital. If we cannot obtain adequate capital or regulatory credit, our business, results of operations and financial condition could be adversely affected by, among other things, our inability to finance future acquisitions.
Our reinsurance subsidiaries are often required to provide collateral to ceding companies pursuant to their reinsurance contracts. Their ability to conduct business could be significantly and negatively affected if they are unable to do so or if any letters of credit posted as collateral cannot be renewed or are drawn upon by a ceding company.
Our reinsurance subsidiaries are often required to post collateral in the form of letters of credit, trust funds or other assets to provide security for their reinsurance obligations and to provide ceding companies with statutory credit for such reinsurance. Additionally, if the market value of assets collateralizing the obligations of our reinsurance subsidiaries falls below certain levels specified in the applicable reinsurance contracts, we may have to “top-up” the trusts accounts with additional assets to maintain the required collateral, which could adversely impact our liquidity and capital. If our reinsurance subsidiaries are unable to post the required collateral or the cost of providing such collateral materially increases, their operations could be significantly and negatively affected, which in turn could limit our ability to complete new reinsurance transactions on favorable terms or at all, which could negatively impact our business, financial condition and results of operations. Depending on multiple factors, our reinsurance subsidiaries may not be able to secure letters of credit to satisfy requirements to post collateral in support of their reinsurance obligations. If our reinsurance subsidiaries cannot post collateral in the form of letters of credit, then our reinsurance subsidiaries will have to post substitute collateral in the form of trust funds or other assets, limiting our ability to invest (and consequently reducing investment income from) such assets and constraining our liquidity, which could negatively impact our business, financial condition and results of operations. In addition, if the beneficiary of any letter of credit draws funds against the letter of credit, we would be obligated to immediately reimburse the bank that issued the letter of credit the amount of such drawn funds, which could increase our indebtedness and negatively affect our liquidity and financial condition.
Reinsurers may not satisfy their obligations to our reinsurance subsidiaries, which could result in significant losses or liquidity issues for us.
Our reinsurance subsidiaries are subject to credit risk with respect to their reinsurers because the transfer of risk to a reinsurer does not relieve our subsidiaries of their liability to the underlying insured. Reinsurance companies may be negatively impacted or downgraded during difficult financial and economic conditions. In addition, reinsurers may be unwilling to pay our subsidiaries even though they are able to do so, or disputes may arise regarding payment obligations. The failure of one or more of our subsidiaries’ reinsurers to honor their obligations in a timely fashion may affect our cash flows and liquidity, reduce our net income or cause us to incur a significant loss. Disputes with our reinsurers may also result in unforeseen expenses relating to litigation or arbitration proceedings. A reinsurer’s inability or unwillingness to honor its obligations may negate the intended risk-reducing impact of our reinsurance.
Exposure to reinsurers who represent meaningful percentages of our total reinsurance balances recoverable on paid and unpaid losses may increase the risks described above. For information on reinsurance balances recoverable on paid and unpaid losses, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Reinsurance Balances Recoverable on Paid and Unpaid Losses.”

We are dependent on the ability of our subsidiaries to distribute funds to us.
We are a holding company and therefore we are dependent on distributions of funds from our operating subsidiaries to fund acquisitions, fulfill normal course financial obligations, including payments on our outstanding notes, and pay dividends to our shareholders, including holders of our preferred shares and, in turn, the related depositary shares. The ability of our reinsurance subsidiaries to make distributions to us may be limited by various business considerations and applicable insurance laws and regulations in jurisdictions in which we operate (which are described in “Item 1. Business - Regulation”). The ability of our subsidiaries to make distributions to us may also be restricted by, among other things, other applicable laws and regulations and the terms of our debt obligations and our subsidiaries’ debt obligations. If our subsidiaries are restricted from making distributions to us, we may be unable to maintain adequate liquidity to fund acquisitions or fulfill our financial obligations.
Fluctuations in currency exchange rates may cause us to experience losses.
We maintain a portion of our investments, insurance liabilities and insurance assets denominated in currencies other than U.S. dollars. Consequently, we and our subsidiaries may experience foreign exchange losses, which could adversely affect our results of operations. Our reporting currency in our consolidated financial statements is U.S. dollars, therefore, fluctuations in exchange rates used to convert other currencies used by our subsidiaries, particularly Australian dollars, Canadian dollars, British pounds and Euros, into U.S. dollars will impact our reported financial condition, results of operations and cash flows from year to year.
Risks Relating to our Investments

The value of our investment portfolios and the investment income that we receive from these portfolios may decline materially as a result of market fluctuations and economic conditions.
We derive a significant portion of our income from our invested assets, which consist primarily of investments in fixed income securities. The value of our investments in fixed income securities will generally increase or decrease with changes in interest rates and credit spreads. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. A rise in interest rates would, all else being equal (i.e., no movement in credit spreads), result in net unrealized losses on fixed income securities, which would decline over time as each security approaches maturity, provided we do not sell such securities. Conversely, a decline in interest rates, all else being equal (i.e., assuming no default or impairment), would result in net unrealized gains on fixed income securities, which would decline over time as each security approaches maturity, provided we do not sell such securities. Additionally, new investments of cash or the reinvestment of proceeds from sales of securities would be invested at the prevailing interest rates for each security, thereby increasing or decreasing net investment income on those proceeds. The fair market value of fixed income securities can also decrease as a result of a deterioration of the credit quality of those securities.
Any perceived decrease in credit quality may cause credit spreads to widen, all else being equal, and this would result in an increase in net unrealized losses, which would decline over time as each security approaches maturity, assuming it does not default. A deterioration of credit quality on our fixed income securities may result in a preference to liquidate these securities in the financial markets. If we liquidate these securities during a period of deteriorating credit conditions, we may realize a significant loss. Additionally, declining market conditions or specific issuer risks may cause issuers of the fixed income securities in which we invest to default on their obligations. We may also incur losses resulting from revaluations of fixed income securities and other investments. As a result, net investment income and net realized and unrealized gains or losses from our fixed income securities and other investments could vary materially from expectations depending on general market conditions.
Some of our fixed income securities, such as mortgage-based and other asset-backed securities, carry prepayment risk, or the risk that principal will be returned more rapidly or slowly than expected, as a result of interest rate fluctuations. When interest rates decline, consumers tend to make prepayments on their mortgages (often through refinancing), causing us to be repaid more quickly than we might have originally anticipated, meaning that our opportunities to reinvest these proceeds back into the investment markets may be at reduced interest rates (with the converse being true in a rising interest rate environment). Mortgage-backed and other asset-backed securities are also subject to default risk on the underlying securitized mortgages, which would decrease the value of our investments.
The changes in the market value of our securities that are classified as trading or AFS are reflected in our financial statements. Credit losses on our fixed income securities, AFS are recognized through an allowance account, which is also reflected in our financial statements. As a result, a decline in the value of the securities in our investment portfolios may materially reduce our net income and shareholders’ equity, and may cause us to incur a significant loss.

Additionally, increased volatility in the financial markets and overall economic uncertainty would increase the risk that the actual amounts realized in the future on our fixed income securities and equity securities could differ significantly from their current fair value.
For more information on our investment portfolios, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Investable Assets.”
Our investments in alternative investments, strategic investments in joint ventures and/or entities accounted for using the equity method may be illiquid and volatile in terms of value and returns.
In addition to fixed income securities, we have invested, and may continue to invest, in alternative investments such as hedge funds, fixed income funds, public equity funds, private equity funds and co-investments, CLO equities, CLO equity funds, real estate funds, infrastructure funds, private credit funds and other alternative investments. In addition, we have invested, and we may continue to make significant investments, in joint ventures and/or entities accounted for using the equity method that we do not control, which may limit our ability to take actions that could protect or increase the value of our investment. These and other similar investments may be illiquid due to restrictions on sales, transfers and redemption terms, may have different, more significant risk characteristics than our investments in fixed income securities and may also have significantly more volatile values and returns, all of which could negatively affect the market value of our investments, our investment income, and our overall portfolio liquidity. Alternative or “other” investments may not meet regulatory admissibility requirements or may result in increased regulatory capital charges to our insurance subsidiaries that hold these investments, which could limit those subsidiaries’ ability to pay dividends and make capital distributions to us and, consequently, negatively impact our liquidity and our ability to fund future transactions. For more information on our alternative investments, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Investable Assets.”
The valuation of our investments may include methodologies, estimations and assumptions that are subject to differing interpretations and could result in changes to investment valuations that may materially adversely affect our financial condition or results of operations.
Fixed maturity and alternative investments, such as hedge funds, fixed income funds, public equity funds, private equity funds and co-investments, CLO equities, CLO equity funds, real estate funds, infrastructure funds, private credit funds, and other alternative investments represent the majority of our total cash and invested assets. These investments are reported at fair value on our consolidated balance sheet. Fair value prices for all trading and AFS securities in the fixed maturities portfolio are independently provided by our investment accounting service providers, investment managers, fund administrators, and investment custodians, each of which utilize internationally recognized independent pricing services. We record the unadjusted price provided by our investment accounting service providers, managers or custodians. Fair value for our alternative investments is estimated based primarily on the most recently reported net asset values reported by the fund manager. Additionally, for some strategic investments for which we have elected the fair value option, our valuations of these investments are based on internal valuation models and methodologies that are subject to estimates and judgements that can vary from quarter to quarter.
These valuation procedures involve estimates and judgments, and during periods of market disruptions (such as periods of significantly volatile interest rate changes, rapidly widening credit spreads or illiquidity), it may be difficult to value certain of our securities if trading becomes less frequent or market data becomes less observable. In addition, there may be certain asset classes that are now in active markets with significant observable data that become illiquid due to changes in the financial environment. In these cases, the valuation of a greater number of securities in our investment portfolio may require more subjectivity and management judgment. As a result, valuations may include inputs and assumptions that are less observable or require greater estimation as well as valuation methods that are more sophisticated or require greater estimation, which may result in valuations greater than the value at which the investments could ultimately be sold. Further, rapidly changing and unpredictable credit and equity market conditions could materially affect the valuation of securities carried at fair value as reported within our consolidated financial statements and the period-to-period changes in value could vary significantly. Decreases in value could have a material adverse effect on our financial condition and results of operations.
The nature of our liquidity demands and the structure of our investment portfolios may adversely affect the performance of our investment portfolio and financial results, as well as our investing flexibility.
We strive to structure the duration of our investments in a manner that recognizes our liquidity needs to satisfy future liabilities. Because of the unpredictable nature of losses and associated collateral provisions that may arise under the reinsurance policies issued by certain of our subsidiaries and as a result of our opportunistic commutation strategy, our liquidity needs can be substantial and may arise at any time. In that regard, we attempt to correlate the maturity and duration of our investment portfolio to our general liability profile. If we are unsuccessful in managing our investment portfolio within the context of this strategy, we may be forced to liquidate our investments at times and at prices that are not optimal, and we may have difficulty liquidating some of our alternative investments due to restrictions on sales, transfers and redemption terms. This could have a material adverse effect on the performance of our investment portfolio. Alternatively, if the asset duration is shorter than our liability duration profile, we may experience a lower investment income yield, which could negatively impact our results of operations.
We have many individual portfolios of cash and investments from our acquired companies and portfolios. The nature of our run-off business requires us to position investment portfolios to support liquidity needs of ongoing claim settlements and capital distributions, reducing investment flexibility in our collateral trust accounts.
Risks Relating to Laws and Regulations

Insurance laws and regulations can restrict our ability to operate, and any failure to comply with these laws and regulations, or any investigations, inquiries or demands by government authorities, may have a material adverse effect on our business.
We are subject to the insurance laws and regulations in a number of jurisdictions worldwide. Existing laws and regulations, among other things, limit the amount of dividends and capital that can be paid to us by our reinsurance subsidiaries, prescribe solvency and capital adequacy standards, impose restrictions on the amount and type of investments that can be held to meet solvency and capital adequacy requirements, require the maintenance of reserve liabilities, and require pre-approval of acquisitions, reinsurance transactions and certain affiliate transactions. Failure to comply with these laws and regulations or to maintain appropriate authorizations, licenses, and/or exemptions under applicable laws and regulations may cause governmental authorities to preclude or suspend our insurance or reinsurance subsidiaries from carrying on some or all of their activities, place one or more of them into rehabilitation or liquidation proceedings, impose monetary penalties or other sanctions on them or our affiliates, or commence insurance company delinquency proceedings against our insurance or reinsurance subsidiaries. The application of these laws and regulations by various governmental authorities may affect our liquidity and restrict our ability to expand our business operations through acquisitions or to pay dividends on our ordinary or preferred shares. Furthermore, compliance with legal and regulatory requirements is likely to result in significant expenses and investment of management time, which could have a negative impact on our profitability. To further understand these regulatory requirements, see “Item 1. Business - Regulation.”
We believe it is likely there will continue to be regulatory intervention in our industry in the future, and these initiatives could adversely affect our business. Additional laws and regulations have been and may continue to be enacted that may have adverse effects on our operations, financial condition, statutory capital adequacy, and liquidity. For example, in many of the jurisdictions in which we operate, including Bermuda, there are increased regulations relating to group supervision though cooperation and coordination among insurance regulators regardless of an individual company’s domiciliary jurisdiction. The BMA acts as our Group supervisor, as described in “Item 1. Business - Regulation.” We cannot predict the exact nature, timing or scope of these initiatives; however, we believe it is likely there will continue to be increased regulatory intervention in our industry in the future, and these initiatives could adversely affect our business.
Solvency II, the E.U. directive covering the capital adequacy, risk management and regulatory reporting for insurers, requires significant resources to ensure compliance by our European Economic Area (“EEA”) companies. Additionally, if our non-EEA subsidiaries engage in insurance or reinsurance business in the EEA, additional capital requirements may be imposed for such companies to continue to insure or reinsure EEA-domiciled risk or cedants if their regulatory regime is not deemed to have Solvency II equivalence. Bermuda has gained Solvency II equivalence, and our Bermuda reinsurers are subject to requirements in line with a Solvency II framework. Continued compliance with Solvency II and similar laws and regulations as we seek acquisitions of companies and portfolios of (re)insurance business will result in additional costs for us.
Our U.K. and Bermuda-based insurance and reinsurance subsidiaries consist of wholly-owned run-off companies that are authorized and regulated by the U.K. Regulator and the BMA, respectively, and may not underwrite new business without their approval. In addition, our Lloyd’s operations are subject to authorization and regulation by the U.K. Regulator and compliance with the Lloyd’s Act(s) and Bylaws and regulations, as well as the applicable provisions of the FSMA. The Council of Lloyd’s has wide discretionary powers to regulate its members, and its exercise of these powers might affect the return on an investment of the corporate member in a given underwriting year. Business plans, including maximum underwriting capacity, for Lloyd’s syndicates require annual approval by the Lloyd’s Franchise Board. Continued compliance with the rules of the PRA, Lloyd’s and similar regulators will result in additional costs for us.
Our business is subject to laws and regulations relating to sanctions and foreign corrupt practices, the violation of which could adversely affect our financial condition and results of operations.
We are legally required to comply with all applicable economic sanctions, anti-bribery, anti-corruption and anti-money laundering laws and regulations of the jurisdictions in which we operate. U.S. laws and regulations applicable to our U.S. subsidiaries include the economic trade sanctions laws and regulations administered by the Treasury’s Office of Foreign Assets Control, as well as certain laws administered by the U.S. Department of State. New sanction regimes may be initiated, or existing sanctions expanded, at any time, which can impact our business activities. In addition, our companies are subject to the U.S. Foreign Corrupt Practices Act and other anti-bribery laws such as the Bermuda Bribery Act and the U.K. Bribery Act that generally bar corrupt payments or unreasonable gifts to foreign governments or officials. Although we have policies and controls in place that are designed to ensure compliance with these laws and regulations, it is possible that an employee or intermediary could fail to comply with applicable laws and regulations. In such event, we could be exposed to civil penalties, criminal penalties and other sanctions, including fines or other punitive actions. Such civil or criminal penalties, sanctions, fines or other punitive actions, and the possibility of resulting damage to our business and/or reputation, could have a material adverse effect on our financial condition and results of operations.
Risks Relating to our Operations

We are dependent on our executive officers, directors and other key personnel and the loss of any of these individuals could adversely affect our business.
Our success depends on the ability of our senior management and other key employees to implement our strategy and operate our business. For example, our ability to source run-off acquisitions is critical to our business, and is in part dependent on the relationships of our senior management and other key personnel. The loss of their services or the services of other key personnel, or the loss of the services of or our relationships with any of our directors, could have a material adverse effect on our business.
Some of our directors, large shareholders and their affiliates have interests and/or other involvement with entities that can create conflicts of interest through related party transactions.
We have participated in transactions, investments and investment management arrangements in which one or more of our directors, large shareholders or their affiliates has an interest, and we may continue to do so in the future. Refer to Note 24 to our consolidated financial statements for further disclosure on these arrangements. In addition, some of our directors, large shareholders or their affiliates from time to time have ownership interests or other involvement with entities that compete against us or otherwise have interests that could, at times, be considered potentially adverse to us, either in the pursuit of acquisition targets, investments or in our business operations. The interests of our directors, large shareholders or their affiliates in related party transactions or competitive businesses may create the potential for, or result in, conflicts of interests.
Cybersecurity events or other difficulties with our information technology systems could disrupt our business, result in the loss of critical and confidential information, increased costs, and adversely impact our reputation and results of operations.
We rely heavily on the successful, uninterrupted functioning of our information technology systems, as well as those of any outsourced service providers, including third-party administrators and investment managers. We rely on these systems to securely and accurately process, store, and transmit confidential and other data in connection with our critical operational functions such as paying claims, performing actuarial and other modeling, pricing, quoting and processing policies, cash and investment management, acquisition analysis, financial reporting and other necessary support functions. Our information may also be exposed to the risk of a data breach or cyber-security incident through a breach or failure of our systems or a breach or failure of the systems of third parties where we rely on such parties for outsourced functions or services. A failure of our information technology systems or those of our third-party service providers could materially impact our ability to perform the critical functions described above, affect the confidentiality, availability or integrity of our proprietary information and expose us to litigation and increase our administrative expenses.
Computer viruses, cyber-attacks, phishing scams and other external hazards, as well as any internal process or employee failures, could expose our information technology systems to security breaches that may cause critical data to be corrupted or confidential or proprietary information to be exposed, cause system disruptions or shut-downs, or expose us to financial fraud. In addition to our own information, we receive and may be responsible for protecting confidential or personal information of ceding companies, policyholders, employees, and other third parties, which could also be compromised in the event of a security breach. For example, in May 2023, we discovered that we were among the companies impacted by the CL0P (a third party criminal group) cyber-attack on Progress Software’s MOVEit Transfer product, a file-transfer application we have used to manage data transfers. Although the MOVEit Transfer software is not part of our core processing system, and it operates within a server that is segmented from our other information technology systems, the cyber-attack resulted in a number of regulatory data breach notifications and cedant communications. In January 2024, a purported class action arising out of this incident was filed against one of our wholly-owned subsidiaries. While we do not believe the MOVEit incident, the related class action, or any additional resultant actions will have a material adverse effect on our business, this or similar incidents, or any other such breach of our or our third parties’ data security infrastructure, could have a material adverse effect on our business, results of operations and financial condition.
In addition, many of our employees work remotely, and we are therefore more dependent on our information technology systems and the continued access by our employees and service providers to reliable and secure internet and telecommunications systems. If these systems do not function effectively or are disrupted due to heightened demand, cybersecurity attacks and data security incidents, or for any other related reason, it would negatively impact our ability to settle claims efficiently, complete acquisitions, integrate our acquired businesses, manage our investments, or otherwise conduct our business.
Although we utilize numerous controls, protections and risk management strategies to attempt to mitigate these risks, the sophistication and volume of these security threats continues to increase. In addition, the escalation of geopolitical tensions, such as those caused by various regional conflicts and crises across the globe, could result in heightened cybersecurity threats. We may not have the technical expertise or resources to successfully prevent every data breach or cyber-security incident. The potential consequences of a data breach or cyber-security incident could include claims against us, significant reputational damage to our company, damage to our business as a result of disclosure of proprietary information, and regulatory action against us, which may include fines and penalties. Such an incident could cause us to lose business and commit resources, management time and money to remediate these breaches and notify aggrieved parties, any of which in turn could have an adverse impact on our business. We may also experience increasing costs associated with implementing and maintaining adequate safeguards against these types of incidents and attacks.
In addition, the information security and data privacy regulatory environment is increasingly demanding. We are subject to numerous laws and regulations in multiple jurisdictions governing the protection of the personal and confidential information of our clients and/or employees, including in relation to medical records and financial information. These laws and regulations are rapidly expanding, increasing in complexity and sometimes conflict between jurisdictions. For example, the E.U. General Data Protection Regulation (“GDPR”) creates rights for individuals to control their personal data and sets forth the requirements with which companies handling the personal data of E.U.-based data subjects have to comply (regardless of whether such data handling involves E.U.-based operations). We are also subject to the GDPR through our handling of the personal data of E.U.-based subjects in connection with our ordinary course operations. If any person, including any of our employees or those with whom we share such information, negligently disregards or intentionally breaches our established controls with respect to our client data, or otherwise mismanages or misappropriates that data, we could be subject to significant monetary damages, regulatory enforcement actions, fines and/or criminal prosecution in one or more jurisdictions, including as a result of a violation of the GDPR.
If outsourced providers such as third-party administrators, investment managers or other service providers were to breach their obligations to us, our business and results of operations could be adversely affected.
We outsource certain business functions to third-party providers, and these providers may not perform as anticipated or may fail to adhere to their obligations to us. For example, certain of our subsidiaries rely on relationships with a number of third-party administrators under contracts pursuant to which these third-party administrators manage and pay claims on our subsidiaries’ behalf and advise with respect to case reserves. In these relationships, we rely on controls incorporated in the provisions of the administration agreement, as well as on the administrator’s internal controls, to manage the claims process within our prescribed parameters. We also rely on external investment managers to provide services pursuant to the terms of our investment management agreements, including following established investment guidelines. Although we monitor these administrators and investment managers on an ongoing basis, we do not control them, and our service providers could exceed their authorities or otherwise breach their obligations to us, which, if material, could adversely affect our business and results of operations. For example, a third-party investment manager may breach our investment guidelines and expose us to risk beyond our prescribed tolerances, which could have an immediate negative financial impact. We may also be negatively impacted if third-party administrators mishandle claims, fail to administer claims effectively or efficiently, fail to maintain accurate books and records, or fail to comply with laws or regulations.
Risks Relating to Ownership of our Shares

The market price for our securities may experience volatility, which could cause a potential loss of value to our investors, and our ordinary shares are thinly traded, so the market value of our ordinary shares may decline if large numbers of shares are sold.
The market price for our ordinary shares and for the depositary shares representing our preferred shares may fluctuate substantially and could cause investment losses due to a number of factors. Such factors could include: announcements with respect to a specific acquisition or investment; changes in the value of our assets; our financial condition, performance and prospects; changes in projected inflation and interest rates; changes in general conditions in the economy and the insurance industry; economic, financial, geopolitical, regulatory or judicial events that affect us or the financial markets generally; changes in management; and adverse press or news announcements. For the depositary shares representing our preferred shares, such factors could also include: whether dividends have been declared on the preferred shares; whether the ratings on such depositary shares provided by any ratings agency have changed; changes in our credit ratings; our total outstanding indebtedness; the level, direction and volatility of market interest rates generally; and the market for similar securities.

Our ordinary shares have in the past been, and may continue to be, thinly traded, and significant sales could adversely affect the market price for our ordinary shares and impair our ability to raise capital through offerings of our equity securities.
A few significant shareholders may influence or control the direction of our business. If the ownership of our ordinary shares continues to be highly concentrated, it may limit the ability of other shareholders to influence significant corporate decisions.
The interests of certain significant shareholders, including those that may be affiliated with members of our Board of Directors (our “Board”), may not be fully aligned with those of other shareholders, which could lead to a strategy that is not in such other shareholders’ best interests. As of December 31, 2023, funds managed by Stone Point Capital LLC and its affiliates, Beck Mack & Oliver, and three of our directors (collectively), two of whom currently serve as executive officers, directly beneficially owned 9.5%, 4.4% and 6.3%, respectively, of our outstanding voting ordinary shares. Although they do not act as a group, these shareholders may exercise significant influence over matters requiring shareholder approval, and their concentrated holdings may delay or deter possible changes in control of Enstar, which may reduce the market price of our ordinary shares.
Some aspects of our corporate structure and certain regulatory limitations may discourage third-party takeovers and other transactions or prevent the removal of our Board and management.
Some provisions of our bye-laws have the effect of making more difficult or discouraging unsolicited takeover bids from third parties or preventing the removal of our current board of directors and management. For example, our bye-laws contain restrictions on the ability of shareholders to (i) nominate persons to serve as directors, (ii) remove directors, (iii) submit resolutions to a shareholder vote, and (iv) request special general meetings. Also, a merger or amalgamation would have to be approved by three-fourths of our voting ordinary shares to take effect. In addition, our Board may limit a shareholder’s exercise of voting rights or to register a transfer of ordinary shares where it deems it necessary to do so to avoid adverse tax, legal or regulatory consequences. Our Board may also decline to register a transfer of shares unless all applicable consents, authorizations, permissions or approvals of any governmental body or agency in Bermuda and other applicable jurisdictions required to be obtained prior to such transfer shall have been obtained. We also have the authority under our bye-laws to reasonably request information from any shareholder for the purpose of determining whether a shareholder’s voting rights are to be limited pursuant to the bye-laws, and if a shareholder is unable to do so, we may eliminate the shareholder’s voting rights.
Insurance laws and regulations in the jurisdictions in which our insurance or reinsurance subsidiaries operate require prior notices or regulatory approval of changes in control of an insurer or its holding company. Different jurisdictions define changes in control differently, and generally any purchaser of 10% or more of the vote or value of our ordinary shares could become subject to regulation and be required to file certain notices and reports with the applicable insurance authorities. These laws and the aspects of our corporate structure outlined above may discourage potential acquisition proposals or prevent the removal of members of our Board and management and may delay, deter or prevent a change in control of us. To the extent these provisions discourage takeover attempts, they may deprive shareholders of opportunities to realize takeover premiums for their shares or may depress the market price of the shares.
Bermuda Law differs from the laws in effect in the United States. Shareholders who own our shares may have more difficulty protecting their interests than shareholders of a U.S. corporation.
We are organized under the laws of Bermuda, and as a result our shareholders may have more difficulty protecting their interests than shareholders of a U.S corporation. For example:

•
class actions and derivative actions are generally not available to shareholders under Bermuda law;

•
under Bermuda law, only shareholders holding collectively 5% or more of our outstanding ordinary shares or groups of shareholders numbering 100 or more are entitled to propose a resolution at our general meeting;

•
a substantial portion of our assets and certain of our directors and officers and their assets are located outside of the United States and as a result investors may have difficulty (i) effecting service of process within the United States or (ii) recovering against us or these directors and officers on judgments of U.S. courts;

•
no claim may be brought in Bermuda against us or our directors and officers for violations of U.S. federal securities laws, as such laws do not have force of law in Bermuda;

•
there is no treaty in effect between the United States and Bermuda providing for the enforcement of judgments of U.S. courts, and there are grounds upon which Bermuda courts may not enforce judgments of U.S. courts; and

•
some remedies available under the laws of U.S. jurisdictions, including U.S. federal securities laws, may be prohibited in Bermuda courts as contrary to Bermuda’s public policy.

Certain regulatory and other constraints may limit our ability to pay dividends on our securities, and dividends on our preferred shares are non-cumulative.
We do not currently intend to pay a cash dividend on our ordinary shares. If our Board decided to commence a dividend program in the future, we are subject to significant regulatory and other constraints that affect our ability to pay dividends and make other distributions on our ordinary and preferred shares. For example, under the Bermuda Companies Act, we may declare or pay a dividend or distribution out of contributed surplus only if we have reasonable grounds to believe that we are, and would after the payment be, able to meet our liabilities as they become due or that the realizable value of our assets would thereby not be less than our liabilities. In addition, as described above under “Risks Relating to Liquidity and Capital Resources,” we are a holding company that is dependent upon distributions from our operating subsidiaries for liquidity, which may not be available.
Dividends on our preferred shares are non-cumulative and payable only out of available funds under Bermuda law. If our Board (or a duly authorized committee thereof) does not authorize and declare a dividend for any dividend period, holders of our preferred shares and, in turn, the depositary shares representing preferred shares, would not be entitled to receive any such dividend, and such unpaid dividend will not accrue and will not be payable at any time. We will have no obligation to pay dividends for a dividend period on or after the dividend payment date for such period if our Board has not declared such dividend before the related dividend payment date, whether or not dividends are declared for any subsequent dividend period with respect to any outstanding preferred shares and/or our ordinary shares.
Our ordinary and preferred shares are subordinate to our existing and future indebtedness and our ordinary shares rank junior to our outstanding preferred shares.
Our preferred shares are equity interests and do not constitute indebtedness. As such, our preferred shares, in addition to our ordinary shares, will rank junior to all of our indebtedness and other non-equity claims with respect to assets available to satisfy our claims, including in our liquidation. Our preferred shares are also contractually subordinated in right of payment to all obligations of our subsidiaries, including all existing and future policyholder obligations of our subsidiaries. Additionally, neither our ordinary shares nor our preferred shares represent an interest in any of our subsidiaries, and accordingly, are structurally subordinated to all obligations of our subsidiaries. Further, in the event of our liquidation, winding up or dissolution, our ordinary shares rank junior to our outstanding preferred shares. In such an event, there may not be sufficient assets remaining after payments to holders of our outstanding preferred shares to ensure payments to holders of our ordinary shares.
There is no limitation on our issuance of securities that rank equally with or senior to the preferred shares.
We may issue, without limitation, (1) additional depositary shares representing additional preferred shares that would form part of one of the series of depositary shares representing our outstanding preferred shares, and (2) additional series of securities that rank equally with or senior to the outstanding preferred shares. The issuance of additional preferred shares on par with or senior to the outstanding preferred shares would dilute the interests of the holders of our preferred shares, and any issuance of preferred shares senior to our outstanding preferred shares or of additional indebtedness could affect our ability to pay dividends on, redeem or pay the liquidation preference on our preferred shares, or to make payments to holders of our ordinary shares from remaining assets of the Company, in the event of a liquidation, dissolution or winding-up of Enstar.
The voting rights of holders of our preferred shares and, in turn, the depositary shares representing our preferred shares are limited.
Holders of our outstanding preferred shares and, in turn, the depositary shares representing the preferred shares have no voting rights with respect to matters that generally require the approval of voting shareholders. In addition, if dividends on any of our outstanding preferred shares have not been declared or paid for the equivalent of six dividend payments, whether or not for consecutive dividend periods, holders of the outstanding preferred shares and, in turn, the depositary shares, will, subject to the terms and conditions contained in the certificates of designation governing the preferred shares, be entitled to vote for the election of two additional directors to our Board. The holders shall be divested of the foregoing voting rights if and when dividends for at least four dividend periods, whether or not consecutive, following a nonpayment event have been paid in full (or declared and a sum sufficient for such payment shall have been set aside). In addition, holders of the depositary shares must act through the depositary to exercise any voting rights in respect of the preferred shares. Although each depositary share is entitled to 1/1,000th of a vote, the depositary can vote only whole preferred shares. While the depositary will vote the maximum number of whole preferred shares in accordance with the instructions it receives, any remaining votes of holders of the depositary shares will not be voted.

We have no obligation to maintain any listing of the depositary shares representing our outstanding preferred shares.
Although the depositary shares representing our outstanding preferred shares are listed on NASDAQ, such listings may not provide significant liquidity, and transaction costs in any secondary market could be high. The difference between bid and ask prices in any secondary market could be substantial. As a result, holders of depositary shares representing our preferred shares (which do not have a maturity date) may be required to bear the financial risks of an investment in the depositary shares representing preferred shares for an indefinite period. In addition, we undertake no obligation, and expressly disclaim any obligation, to maintain the listing of the depositary shares representing our preferred shares on NASDAQ or any other stock exchange. If we elect to discontinue the listing at any time or the depositary shares representing the preferred shares otherwise are not listed on an applicable stock exchange, the dividends paid after the delisting would not constitute qualified dividend income for U.S. federal income tax purposes (as dividends paid by a Bermuda corporation are qualified dividend income only if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States).
A classification of the depositary shares representing our preferred shares by the National Association of Insurance Commissioners may impact U.S. insurance companies that purchase our preferred shares.
The NAIC may, in its discretion, classify securities in U.S. insurers’ portfolios as debt, preferred equity or common equity instruments. The NAIC’s written guidelines for classifying securities as debt, preferred equity or common equity include subjective factors that require the relevant NAIC examiner to exercise substantial judgment. There is therefore a risk that the depositary shares representing our preferred shares may be classified by the NAIC as common equity instead of preferred equity. The NAIC classification determines the amount of risk-based capital (“RBC”) charges incurred by insurance companies in connection with an investment in a security. Securities classified as common equity by the NAIC carry RBC charges that can be significantly higher than the RBC requirement for debt or preferred equity. Therefore, any classification of the depositary shares representing our preferred shares as common equity may adversely affect U.S. insurance companies that hold depositary shares representing our preferred shares. In addition, a determination by the NAIC to classify the depositary shares representing our preferred shares as common equity may adversely impact the trading of the depositary shares representing our preferred shares in the secondary market.
Our preferred shares are subject to our rights of redemption.
Our preferred shares are redeemable pursuant to the terms set forth in the certificate of designations governing such series. Whenever we redeem preferred shares held by the depositary, the depositary will, as of the same redemption date, redeem the number of depositary shares representing preferred shares so redeemed. We have no obligation to redeem or repurchase the preferred shares under any circumstances. If the preferred shares are redeemed by us, you may not be able to reinvest the redemption proceeds in a comparable security at a similar return on your investment.

ITEM 1B. UNRESOLVED STAFF COMMENTS

Not applicable.
ITEM 1C. CYBERSECURITY RISK DISCLOSURES

We are increasingly dependent on sophisticated software applications and computing infrastructure to conduct key operations. We depend on both our own systems, networks and technology as well as the systems, networks and technology of our contractors, consultants, vendors and other business partners.
Cybersecurity Program
Given the importance of cybersecurity to our business, we maintain a comprehensive information security program for assessing, identifying and managing material risks from threats to our information security. Our information security program is based on industry standards and best practices, following the National Institute of Standards and Technology (NIST) Cybersecurity Framework. As part of our information security program, we also require third-party service providers with access to personal, confidential or proprietary information to implement and maintain comprehensive cybersecurity practices consistent with applicable legal standards and industry best practices. We also train employees on how to identify potential cybersecurity risks and protect our information and resources. This training is mandatory for all employees globally upon hire and on an annual basis.
We use the Three Lines Model in order to ensure our information security program’s effectiveness and readiness. Our first line is our IT Security Operations, which implements and executes upon a robust control framework, while our Information Security Assurance function maintains an information security assurance program that includes external penetration management. Our second line is our Risk and Compliance functions. Our Risk function performs table top exercises, “red team” testing and stress testing, while our Compliance function ensures regulatory requirements are identified proactively and monitors compliance with our internal policies and procedures. Our third line consists of our Internal Audit function, which provides objective assurance and testing over internal policies and procedures related to our information security program.
Governance
Management Oversight
Our management plays an active role in assessing and managing the risks posed to us by cybersecurity threats. Our strategy for managing cybersecurity risk is embedded within the IT function, which reports to our Chief of Business Operations (CBO) and our Information Security function, which reports to our CRO. The controls and processes employed to assess, identify and manage material risks from cybersecurity threats are implemented and overseen by our Global Chief Information Officer (CIO) and our Global Head of Information Security (GHIS). Our CIO has over 24 years of experience in the area of information technology. He previously served in related roles, including IT strategy and delivery roles at Arthur Andersen Consulting and Deloitte Consulting, and has served in his current role since joining us in 2017. Our GHIS has over 18 years of information security experience. His experience includes driving our information security strategy, awareness and training, third party cyber risk management, compliance, and providing assurance of the security activities conducted by the IT Security Operations team. He has served in his current role since joining us in 2006. Our CIO and GHIS are responsible for the day-to-day management of the cybersecurity program, including the prevention, detection, investigation, response to, and recovery from cybersecurity threats and incidents, and are regularly engaged to help ensure the cybersecurity program functions effectively in the face of evolving cybersecurity threats.
Board Oversight
The Board of Directors actively oversees the Company’s management of cybersecurity risk. Primary responsibility for the Board’s role in oversight of the Company’s management of cybersecurity risk is delegated to the Risk Committee of the Board. The Risk Committee is responsible for reviewing, discussing with management, and overseeing the Company’s data privacy, information technology and security and cybersecurity risk exposures.
Our CIO and GHIS provide regular updates on cybersecurity risk and our information security program to the Risk Committee. These reports typically occur on a quarterly basis and include updates on current cyber risks, cybersecurity strategies and initiatives, event preparedness, the status of projects to strengthen our information security program, and the emerging cybersecurity threat landscape.

Process for Assessing, Identifying and Managing Material Risks from Cybersecurity Threats
In the event of a breach, we have a comprehensive plan in place for assessing and addressing any potential threats to our information security. We maintain a Cyber and Data Incident Response Plan and Framework, which identifies and describes the roles and responsibilities of the Cyber Incident and Response Team and the Cyber Incident Oversight Committee. The Cyber Incident Response Team is responsible for receiving information relating to possible incidents, investigating and analyzing them, and taking action to avoid and mitigate the damage caused by such incidents. The Crisis Oversight Committee, chaired by our CBO, is responsible for support and oversight of the Cyber and Data Incident Response Plan and Framework and oversight of the Cyber Incident Response Team’s execution of the plan in the event of a cyber incident.
We also maintain a Cyber and Data Incident Reporting Portal, which allows employees to notify our cybersecurity and data protection teams if they believe they have been the victim of a cyber incident or data breach, or have become aware that a third party service provider has suffered a cyber incident or data breach.
Cybersecurity Risks
Our cybersecurity risk management processes are integrated into our overall Enterprise Risk Management (“ERM”) Framework. As part of our ERM Framework, we maintain the traditional Three Lines Model (Management, Risk & Compliance and Internal Audit) to delineate accountabilities and establish a ‘check and balance’ management of risks. For additional information on our ERM Framework, refer to “Item 1. Business - Enterprise Risk Management.”
Although our information security program is designed to attempt to prevent, detect and respond to a cybersecurity incident, there can be no assurance that such an incident will not occur. A cybersecurity incident could cause the failure of our information security systems or those of our third-party service providers, which could materially impact our ability to perform certain critical functions, affect the confidentiality, availability or integrity of our proprietary information and expose us to litigation and increase our administrative expenses.
As of the date of this report, we are not aware of any risks from cybersecurity threats, including as a result of any previous cybersecurity incidents, that have materially affected the business strategy, results of operations or financial condition of the Company or are reasonably likely to have such a material effect. However, evolving cybersecurity threats make it increasingly challenging to anticipate, detect, and defend against cybersecurity threats and incidents.
For additional information on the risks we face from cybersecurity threats, refer to “Item 1A. Risk Factors - Risks Relating to Our Operation.”
ITEM 2. PROPERTIES

We renew and enter into new leases in the ordinary course of our business. We lease office space in Hamilton, Bermuda, where our principal executive office is located. We also lease office space in a number of U.S. states, the United Kingdom, Australia and several Continental European countries. We believe that this office space is sufficient for us to conduct our current operations for the foreseeable future, although in connection with future acquisitions from time to time, we may expand to different locations or increase space to support any such growth.
ITEM 3. LEGAL PROCEEDINGS

For a discussion of legal proceedings, see Note 26 in the notes to our consolidated financial statements, which is incorporated herein by reference.
ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.

PART II

ITEM 5. MARKET FOR THE REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information and Number of Holders

Our ordinary voting shares are listed on the NASDAQ Global Select Market under the symbol “ESGR.” On February 21, 2024, there were 1,143 shareholders of record of our voting ordinary shares. This is not the number of beneficial owners of our voting ordinary shares as some shares are held in “street name” by brokers and others on behalf of individual owners.
Dividend Information

Historically, we have not declared a dividend on our ordinary shares. Our strategy is to retain earnings and invest distributions from our operating subsidiaries into our business or to repurchase our shares. However, we may re-evaluate this strategy from time to time based on overall market conditions and other factors. Any payment of dividends must be approved by our Board. Furthermore, our ability to pay dividends is subject to certain restrictions.3,4
Issuer Purchases of Equity Securities

The following table provides information about ordinary shares acquired by the Company during the three months ended December 31, 2023.
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Dollar Value) of Shares that May Yet be Purchased Under the Program (1)
(in millions of U.S. dollars)
Beginning dollar amount available to be repurchased				$—
October 1, 2023 - October 31, 2023	—	$—	—	—
November 1, 2023 - November 30, 2023	841,735	$227.18	—	—
December 1, 2023 - December 31, 2023	—	$—	—	—
	841,735		—	$—

(1)
As of and for the three months ended December 31, 2023, we had no active share repurchase programs. In November 2023, through two separate purchase agreement transactions, we repurchased 791,735 of our voting ordinary shares held by Canada Pension Plan Investment Board (“CPP Investments”) and its affiliate, and 50,000 of our voting ordinary shares held by the Trident V funds managed by Stone Point Capital LLC, for $191 million in aggregate. The transactions were executed at a price per share of $227.18, representing a 5% discount to the trailing 10-day volume weighted average price of our voting ordinary shares at the agreed November 2023 measurement date.

3
Described in Note 25 to our consolidated financial statements, which is incorporated herein by reference.

4
For information on dividends on our preferred shares refer to Note 20 to our consolidated financial statements.

Performance Graph

The following performance graph compares the cumulative total return on our ordinary shares with the cumulative total return on the S&P 500 Index and the S&P Property & Casualty Insurance Index for the period that commenced December 31, 2018 and ended on December 31, 2023.
The performance graph shows the value as of December 31 of each calendar year of $100 invested on December 31, 2018 in our ordinary shares, and the indices listed above, assuming the reinvestment of dividends. Returns have been weighted to reflect relative market capitalization. This information is not necessarily indicative of future returns.
Comparison of 5 Year Cumulative Total Return

$250
$225
$200
$175
$150
$125
$100
$75
2018
2019
2020
2021
2022
2023
Enstar (1)
S&P 500 Index (1)
S&P Property & Casualty Index (1)

	Indexed Returns (2) for Years Ended December 31,
	2018	2019	2020	2021	2022	2023
Enstar (1)	100.00	123.45	122.27	147.75	137.88	175.66
S&P 500 Index (1)	100.00	131.49	155.68	200.37	164.08	207.21
S&P Property & Casualty Index (1)	100.00	125.87	134.63	160.59	190.89	211.53

(1)
Source: S&P Global Market Intelligence

(2)
$100 invested on December 31, 2018 in stock or index, including reinvestment of dividends.

ITEM 6. RESERVED

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the related notes included elsewhere in this annual report.
Some of the information contained in this discussion and analysis or included elsewhere in this annual report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks, uncertainties and assumptions. Our actual results and the timing of events could differ materially from those anticipated by these forward-looking statements as a result of many factors, including those discussed under “Cautionary Statement Regarding Forward-Looking Statements”, “Item 1A. Risk Factors” and elsewhere in this annual report.

Operational Highlights

Our consolidated results for the year ended December 31, 2023 reflect our continued progress on providing capital release solutions to our clients by acquiring and managing their run-off portfolios.
Transactions

•
In April 2023, certain of our wholly-owned subsidiaries completed an LPT agreement with certain subsidiaries of QBE Insurance Group Limited (“QBE”), relating to a diversified portfolio of business underwritten between 2010 and 2020. Upon closing, a portion of the portfolio currently underwritten via QBE’s Lloyd’s Syndicates 386 and 2999 was reinsured to Enstar’s Syndicate 2008.

As a result of this LPT transaction, we assumed net loss reserves of $2.0 billion in exchange for consideration of $1.9 billion5, and recorded a $179 million deferred charge asset (“DCA”).

•
In June 2023, one of our wholly-owned subsidiaries completed an agreement with RACQ Insurance Limited (“RACQ”) to reinsure 80% of RACQ’s motor vehicle Compulsory Third Party (“CTP”) insurance liabilities, covering accident years 2021 and prior.

At closing, we assumed net loss reserves of $179 million in exchange for consideration of $179 million5.

•
During the second quarter of 2023, we assumed active claims management control on a 2022 LPT transaction with Argo Group International Holdings, Ltd. (“Argo”) pursuant to terms of the agreement.

•
In September 2023, one of our wholly-owned subsidiaries entered into an agreement with American International Group, Inc. (“AIG”). Pursuant to the agreement, we will provide protection to AIG on its retained exposure to adverse development on Validus Re carried loss reserves (“subject reserves”), up to a limit of $400 million, in exchange for premium consideration of $100 million. The agreement became effective as of November 1, 2023, corresponding to the closing of AIG’s sale of Validus Re to RenaissanceRe.

Completed the Unwind of Enhanzed Re’s Reinsurance Transactions

•
In November 2022, our subsidiary Enhanzed Reinsurance Ltd. (“Enhanzed Re”) completed a novation of the reinsurance of a closed block of life annuity policies to Monument Re Limited, a subsidiary of Monument Insurance Group Limited (“Monument Re”).

◦
Given our one quarter lag in reporting Enhanzed Re’s results, we recognized a $275 million net gain on novation within other income in the first quarter of 2023, which was comprised of6:

■
the reclassification benefit to income of $363 million from accumulated other comprehensive income (“AOCI”) related to the settlement of the novated future policyholder benefit liabilities;

■
the loss of $39 million on the carrying value of the net assets of $133 million as of the closing date of the transaction in exchange for cash consideration of $94 million; and

■
a deferral of a portion of the net gain to be earned over the settlement period of the novated liabilities, equal to $49 million, for our preexisting 20% ownership interest in Monument Re.

◦
Our net income attributable to Enstar was further reduced by $81 million, representing the amount attributable to Allianz SE’s (“Allianz”) 24.9% noncontrolling interest in Enhanzed Re at the time of the transaction. In total, first quarter 2023 net income attributable to Enstar from this novation transaction was $194 million.

•
On December 28, 2022, Enhanzed Re repurchased the entire 24.9% ownership interest Allianz held in Enhanzed Re for $175 million, which was based on the final net book value of Enhanzed Re as of December 31, 2022. Following the repurchase, Enhanzed Re became a wholly-owned subsidiary of Enstar.

•
The completion of these transactions resulted in the conclusion of the unwind of Enhanzed Re, achieving an inception to date return from Enhanzed Re of 24%.

Capital and Other Activity

•
In March 2023, we repurchased 1,597,712 of our non-voting convertible ordinary shares held by Canada Pension Plan Investment Board (“CPP Investments”) for an aggregate $341 million, representing a price per share of $213.13

5
Refer to Note 3 to our consolidated financial statements for further details, including the composition of consideration received.

6
Refer to “Assumed Life” section for further details.

and a 5% discount to the trailing 10-day volume weighted average price of our voting ordinary shares at the agreed March 2023 measurement date. The shares comprised all of our outstanding Series C and Series E non-voting ordinary shares.

•
In May 2023, we amended and restated our existing revolving credit agreement to increase the total commitments under the revolving credit facility from $600 million to $800 million, with the option to request additional commitments up to an aggregate amount of $200 million. Under the amended facility, we may borrow revolving loans or request the issuance of syndicated or fronted letters of credit.

•
In June 2023, we received an upgrade from Standard & Poor’s (“S&P”) on our long-term issuer credit rating to BBB+, with a stable outlook.7

•
In July 2023, we entered into an $800 million amended and restated letter of credit facility agreement, which replaced our existing $800 million letter of credit facility agreement under which the commitment period was due to expire in August 2023.

•
In November 2023, we repurchased 791,735 of our voting ordinary shares held by CPP Investments and its affiliate, and 50,000 of our voting ordinary shares held by the Trident V funds managed by Stone Point Capital LLC (“the Trident V Funds”), for $191 million in aggregate. The transactions were executed at a price per share of $227.18, representing a 5% discount to the trailing 10-day volume weighted average price of our voting ordinary shares at the agreed November 2023 measurement date.

•
In December 2023, we entered into a Purchase Agreement with the Trident V Funds and Dowling Capital Partners (together, the “RNCI Holders”) to purchase their remaining equity interest in StarStone Specialty Holdings Limited (“SSHL”). We paid total consideration of $182 million in exchange for acquiring the remaining 41.0% interest in SSHL, comprised of a cash payment of $119 million, our 13.5% interest in Northshore (fair value of $48 million) and the settlement of an existing loan receivable of $15 million. Following the completion of the transaction, SSHL became a wholly-owned subsidiary and we no longer have a direct or indirect ownership interest in Atrium.

Consolidated Results of Operations − For the Years Ended December 31, 2023, 2022 and 2021

Primary GAAP Financial Measures
We use the following GAAP measures to manage the company and monitor our performance:

•
Net income and net income attributable to Enstar ordinary shareholders, which collectively provide a measure of our performance focusing on underwriting, investment and expense results;

•
Comprehensive income attributable to Enstar, which provides a measure of the total return, including unrealized gains and losses on fixed maturities, AFS investments, as well as other elements of other comprehensive income;

•
Book value per share (“BVPS”), which we use to measure the value of our company over time;

•
Return on equity (“ROE”), which measures our profitability by dividing our net income attributable to Enstar ordinary shareholders by Enstar ordinary shareholders’ equity;

•
Total investment return (“TIR”), which measures the rate of return we obtain, both realized and unrealized, on our investments; and

•
Run-off liability earnings (“RLE”) and RLE %, which measure both the dollar amount of prior period development on our acquired portfolios (RLE) and the percentage of prior period development relative to average net loss reserves, calculated by dividing our prior period development by our average net loss reserves (RLE %).

The following table sets forth certain consolidated financial information for the years ended December 31, 2023, 2022 and 2021:

7
Refer to “Liquidity and Capital Resources - Debt Obligations” for further details.

	Year Ended December 31,
	2023	2022	$ / pp Change		2021	$ / pp Change
	(in millions of U.S. dollars)
Technical Results
Net premiums earned	$43	$66	$(23)		$245	$(179)
Net incurred losses and LAE
Current period	30	48	(18)		172	(124)
Prior Period	(131)	(756)	625		(403)	(353)
Total net incurred losses and LAE	(101)	(708)	607		(231)	(477)
Policyholder benefit expenses	—	25	(25)		(3)	28
Acquisition costs	10	23	(13)		57	(34)
Investment Results
Net investment income	647	455	192		312	143
Net realized (losses)	(65)	(111)	46		(61)	(50)
Net unrealized gains (losses)	528	(1,503)	2,031		178	(1,681)
Income (losses) from equity method investments	13	(74)	87		93	(167)
Other income	276	35	241		42	(7)
Amortization of net deferred charge assets	106	80	26		55	25
General and administrative expenses	369	331	38		367	(36)
Income tax benefit (expense)	250	12	238		(27)	39
NET INCOME (LOSS)	$1,218	$(945)	$2,163		$553	$(1,498)
Less: Net (income) loss attributable to noncontrolling interests	(100)	75	(175)		(15)	90
NET INCOME (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$1,082	$(906)	$1,988		$502	$(1,408)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENSTAR	$1,084	$(1,156)	$2,240		$440	$(1,596)
GAAP measures:
BVPS	$343.45	$262.24	$81.21		$329.20	$(66.96)
ROE	24.2%	(15.6)%	39.8	pp	7.9%	(23.5	) pp
RLE	1.1%	6.3%	(5.2)	pp	3.9%	2.4 pp
TIR %	7.2%	(9.0)%	16.2	pp	2.0%	(11.0	) pp
Non-GAAP measures:
FDBVPS *	$336.72	$258.92	$77.80		$323.43	$(64.51)
Adjusted ROE *	18.8%	(1.1)%	19.9	pp	10.1%	(11.2	) pp
Adjusted RLE % *	1.8%	3.9%	(2.1)	pp	3.6%	0.3 pp
Adjusted TIR % *	5.3%	(0.2)%	5.5	pp	3.6%	(3.8	) pp
pp - Percentage point(s)
* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.
Overall Results
Year Ended December 31, 2023 versus 2022:
Net income attributable to Enstar ordinary shareholders was $1.1 billion for the year ended December 31, 2023, which compares to a net loss of $906 million from 2022, as a result of:

•
Favorable total investment returns recognized in net income of $1.1 billion for the year ended December 31, 2023, consisting of the aggregate of net investment income, net realized (losses) gains, net unrealized gains (losses) and income (losses) from equity method investments, in comparison to negative total investment returns included in net income of $1.2 billion for the year ended December 31, 2022. The variance in total investment returns recognized in net income was driven by:

◦
Net unrealized gains on our other investments, including equities of $397 million, in comparison to net unrealized losses in 2022 of $433 million, as a result of strong global equity market performance, particularly in the first and fourth quarters of 2023, and tightening high yield credit spreads, in comparison to the challenging market environment for the year ended December 31, 2022;

◦
Net realized and unrealized gains on our fixed maturities of $66 million in 2023, compared to net realized and unrealized losses of $1.2 billion in 2022, primarily due to a decrease in interest rates across U.S., U.K. and European markets in 2023 as compared to significant increases in interest rates in 2022;

◦
An increase in net investment income of $192 million in 2023 when compared to 2022, consistent with the increasing investment income we have earned on a sequential quarterly basis, primarily due to the reinvestment of fixed maturities at higher yields, deployment of consideration received from LPT and insurance transactions closed over the past 12 months and the impact of rising interest rates on our fixed maturities securities that are subject to floating interest rates; and

◦
Income from equity method investments of $13 million, driven by income from our investments in Core Specialty and Citco, partially offset by losses from our investment in Monument Re, compared to losses of $74 million in 2022, primarily driven by losses from our investment in Monument Re.

•
An increase in other income of $241 million in 2023 when compared to 2022, largely driven by the first quarter 2023 net gain recognized from the novation of the Enhanzed Re reinsurance of a closed block of life annuity policies; and

•
A favorable change in income tax benefit of $238 million, primarily driven by the establishment of a $205 million net deferred tax asset related to the enactment of the Bermuda Corporate Income Tax in December 2023. We also recorded a $25 million partial release of our deferred tax asset valuation allowance as a result of increases in projected taxable income in the U.S. and a reduction in deferred tax assets associated with decreases in unrealized losses on investment securities reported in AOCI in the U.S. and U.K. jurisdictions. This was partially offset by an increase in the valuation allowance in our U.K. and EU jurisdictions primarily due to losses, whereby no corresponding tax benefits were recognized for the period.

This was partially offset by:

•
A decrease in favorable prior period development of net incurred losses and LAE of $625 million from 2022:

◦
Net favorable prior period development of $131 million in 2023 was primarily driven by a reduction in our estimates of net ultimate losses and provisions for ULAE of $226 million, partially offset by a $78 million increase in the fair value of our 2017 and 2018 LPT liabilities where we elected the fair value option.

◦
In comparison, net favorable prior year development of $756 million, in 2022 was primarily due to a reduction in our estimates of net ultimate losses and ULAE of $538 million and a $200 million decrease in the fair value of our 2017 and 2018 LPT liabilities where we elected the fair value option.

◦
This resulted in RLE of 1.1% in 2023 in comparison to RLE of 6.3% in 2022; and

•
Net income attributable to noncontrolling interests of $100 million, in comparison to a net loss of $75 million in 2022. The 2023 net income attributable to noncontrolling interests included $81 million representing a portion of the gain on novation of the Enhanzed Re reinsurance of a closed block of life annuity policies attributable to Allianz’s previous 24.9% equity interest in Enhanzed Re.

The above factors contributed to net income of $1.2 billion for the year ended December 31, 2023 as compared to a net loss of $945 million for the year ended December 31, 2022.
Comprehensive income attributable to Enstar was $1.1 billion for the year ended December 31, 2023, as compared to comprehensive loss of $1.2 billion for the year ended December 31, 2022. Comprehensive income for the year ended December 31, 2023 was primarily driven by net income of $1.2 billion and net unrealized gains on our fixed maturities, AFS, net of reclassification adjustments of $218 million, partially offset by the reclassification adjustment of $363 million associated with the novation of the Enhanzed Re reinsurance described above. The unrealized gains on our fixed maturities, AFS, combined with our favorable investment return, described above, contributed to a net TIR of 7.2% in 2023, in comparison to a TIR of (9.0)% in 2022.
BVPS and FDBVPS * increased by 31.0% and 30.0%, respectively, from December 31, 2022 to December 31, 2023, primarily due to comprehensive income attributable to Enstar for the year ended December 31, 2023, which contributed 24.3% to both BVPS and FDBVPS *, combined with the repurchase of all our non-voting convertible ordinary shares and 841,735 of our voting ordinary shares.
The significant increase in interest rates in 2022 contributed to cumulative net unrealized losses of $725 million on our fixed maturities, trading and AFS, and funds held - directly managed as of December 31, 2023. This has adversely impacted BVPS by $49.55 per share and FDBVPS * by $48.58 per share as of December 31, 2023. This compares to $1.8 billion of net unrealized losses on our fixed maturities, trading and AFS, and funds held - directly managed as of December 31, 2022.
BVPS and FDBVPS * as of December 31, 2022 reported in this Annual Report on Form 10-K reflect the impact of our adoption of ASU 2018-12, which had the effect of retrospectively increasing such measures by $16.04 and $15.83, respectively, from the amounts reported in our Annual Report on Form 10-K for the year ended December 31, 2022. The higher opening BVPS and FDBVPS * for the year negatively impacted our growth in BVPS and FDBVPS * for the year ended December 31, 2023, which would have otherwise been 39.5% and 38.5%, respectively. Our future policyholder benefit liabilities, which were adjusted for the retrospective application of ASU 2018-12, were settled in the fourth quarter of 2022 following the completion of the novation as described above, but the transaction was recognized in the first quarter of 2023 as we report the results of Enhanzed Re on a one quarter lag. Consequently, the adoption of ASU 2018-12 had no impact on our BVPS or FDBVPS * as of December 31, 2023.
Similarly, the price paid for our first quarter 2023 repurchase of our non-voting convertible ordinary shares represented a 13.0% discount to the December 31, 2022 book value and a 23.0% discount to such December 31, 2022 book value when retrospectively adjusting for the adoption of ASU 2018 - 12.
Year Ended December 31, 2022 versus 2021:
Net loss attributable to Enstar ordinary shareholders was $906 million for the year ended December 31, 2022, which compares to net income of $502 million from 2021, as a result of:

•
Negative investment results (sum of net investment income, net realized (losses) gains, net unrealized (losses) gains and (loss) income for equity method investments) of $1.2 billion compared to favorable investment results of $522 million for the year ended December 31, 2021, primarily driven by:

◦
Net realized and unrealized losses of $1.6 billion, primarily related to fixed income assets, for the year ended December 31, 2022, compared to net gains of $117 million for the year ended December 31, 2021. Rising interest rates across U.S., U.K. and European markets, in addition to widening investment grade credit spreads led to the net losses on our fixed income securities, and global equity market declines and widening high yield and leveraged loan credit spreads led to the net losses on our other investments, including equities; and

◦
Losses from equity method investments of $74 million compared to income of $93 million for the year ended December 31, 2021 further contributed to the decrease in our earned investment returns, primarily as a result of losses on our investment in Monument Re and consolidating Enhanzed Re effective September 1, 2021. Prior to that date, the results of Enhanzed Re were recorded in income from equity method investments within the Investments segment. Our income relating to Enhanzed Re prior to the consolidation in 2021 were $82 million.

◦
This was partially offset by an increase in net investment income of $143 million due to investment of new premium, reinvestment of maturing investments at higher yields and fixed income securities with floating rates which reset at higher rates of interest income.

* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

•
A net gain on purchase and sales of subsidiaries of $73 million in 2021, primarily driven by the bargain purchase gain recognized on the Step Acquisition of Enhanzed Re and a net gain on sales of subsidiaries of $26 million.

•
Lower net earned premiums of $179 million, partially due to placing our Starstone International business into run-off in mid-2020.

This was partially offset by:

•
Reduced total expenses of $477 million as a result of the combination of:

◦
Reductions of $124 million in current period net incurred losses and LAE and $34 million in acquisition costs as a result of largely exiting or placing into run-off our active underwriting platforms, including StarStone International;

◦
An increase in favorable development in net incurred losses and LAE for prior periods of $353 million, primarily driven by a change in fair value of our 2017 and 2018 portfolios where we elected the fair value option and reductions in estimates of net ultimate losses. This resulted in RLE of 6.3% in 2022 in comparison to RLE of 3.9% in 2021; and

◦
A reduction of $36 million in general and administrative expenses primarily driven by reductions to long-term incentive plan costs and a decrease in IT costs as a result of reduced project activity, partially offset by the absence of a proportional reduction in accrued performance-based costs which were recorded in the comparative period.

The above factors contributed to our 2022 net loss of $945 million as compared to 2021 net income of $553 million.

Comprehensive loss attributable to Enstar was $1.2 billion for the year ended December 31, 2022, as compared to comprehensive income of $440 million for the year ended December 31, 2021. The variance was primarily due to an increase in unrealized losses on our fixed income securities, AFS, as a result of rising interest rates. The unrealized losses on our fixed income securities, AFS, combined with our investment results, contributed to an unfavorable TIR of (9.0)% in 2022, in comparison to a TIR of 2.0% in 2021.
BVPS decreased by 20.3% primarily as a result of comprehensive loss attributable to Enstar of $1.2 billion.
As a result of then-current period net loss and comprehensive loss attributable to Enstar described above, our ROE decreased by 23.5 pp.
Overall Measures of Performance

BVPS and FDBVPS *

BVPS and FDBVPS * increased by 31.0% and 30.0%, respectively, from December 31, 2022 to December 31, 2023, primarily as a result of comprehensive income attributable to Enstar of $1.1 billion for the year ended December 31, 2023 and the impact of share repurchases. The adoption of ASU 2018-12 impacted our BVPS and FDBVPS * as of December 31, 2022, as described above. The cumulative impact of the $725 million of net unrealized losses on our fixed maturities and funds held - directly managed adversely impacted BVPS by $49.55 per share and FDBVPS * by $48.58 per share as of December 31, 2023.

ROE and Adjusted ROE *

2023 versus 2022
ROE increased by 39.8 pp primarily due to the following factors:
Adjusted ROE * increased by a lesser amount than ROE, or 19.9 pp, as it excludes the impact of net realized and unrealized gains on fixed maturities.
* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.
2022 versus 2021
ROE decreased by 23.5 pp primarily due to the following factors:
Adjusted ROE * decreased by a lesser amount than ROE, or 11.2 pp, as it excludes the impact of net realized and unrealized losses on fixed maturities.
* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.
We discuss the results of our operations by aggregating certain captions from our consolidated statements of operations, as we believe it provides a more meaningful view of our results and eliminates repetition that would arise if captions were discussed on an individual basis.
In order to facilitate analysis, we have grouped the discussion into the following captions:

•
Technical results: includes net premiums earned, net incurred losses and LAE, policyholder benefit expenses and acquisition costs.

•
Investment results: includes net investment income, net realized (losses) gains, net unrealized (losses) gains (recorded through the statements of operations and other comprehensive income) and (losses) income from equity method investments.

•
General and administrative results: includes general and administrative expenses.

Technical Results

Our strategy is focused on effectively managing (re)insurance portfolios underwritten in previous years that we assume through our provision of capital release solutions and acquisition of portfolios and businesses in run-off.
Although we have largely exited our active underwriting platforms, we still record net premiums earned and the associated current period net incurred losses and LAE and acquisition costs as a result of the recognition of unearned premiums from transactions completed in recent years.
The components of technical results for the years ended December 31, 2023, 2022 and 2021 are as follows:
	2023			2022
	Run-off	Corporate and other	Total	Run-off	Assumed Life	Legacy Underwriting	Corporate and other	Total
	(in millions of U.S. dollars)
Net premiums earned	$ 43	$ —	$ 43	$ 40	$ 17	$ 9	$ —	$ 66
Net incurred losses and LAE:
Current period	30	—	30	44	—	4	—	48
Prior periods	(226)	95	(131)	(486)	(55)	3	(218)	(756)
Total net incurred losses and LAE	(196)	95	(101)	(442)	(55)	7	(218)	(708)
Policyholder benefit expenses	—	—	—	—	25	—	—	25
Acquisition costs	10	—	10	22	—	1	—	23
Technical results	$ 229	$ (95)	$ 134	$ 460	$ 47	$ 1	$ 218	$ 726
	2021
	Run-off	Assumed Life	Legacy Underwriting	Corporate and other	Total
	(in millions of U.S. dollars)
Net premiums earned	$ 182	$ 5	$ 58	$ —	$ 245
Net incurred losses and LAE:
Current period	144	2	26	—	172
Prior periods	(338)	—	(6)	(59)	(403)
Total net incurred losses and LAE	(194)	2	20	(59)	(231)
Policyholder benefit expenses	—	(4)	—	1	(3)
Acquisition costs	44	—	13	—	$ 57
Technical results	$ 332	$ 7	$ 25	$ 58	$ 422
Current Period
The current period technical results from our (re)insurance operations include net premiums earned that have been declining as a result of our transition away from active underwriting activities. The majority of our net premiums earned since 2021 were driven by multi-year insurance policies relating to business placed into run-off. In most periods, the net premiums earned either fully or partially offset the current period net incurred losses and LAE and acquisition costs.
(in million of U.S. dollars)

The reductions in net premiums earned and current period net incurred losses and LAE were driven by reduced levels of activity arising from our exit of our active underwriting platforms beginning in 2020.
For the year ended December 31, 2023, net premiums earned was primarily driven by multi-year StarStone International and Liberty Mutual policies and AmTrust RITC business. In comparison, our 2022 and 2021 earned premium was primarily driven by our Assumed Life segment, StarStone International and AmTrust RITC business.
Prior Periods - RLE by Acquisition Year
The following tables summarize RLE, RLE %, Adjusted RLE * and Adjusted RLE % * by acquisition year for the years ended December 31, 2023, 2022 and 2021, which management believes is useful in measuring and monitoring performance of our claims management activity on the portfolios that we have acquired. This permits comparability between acquisition years of different loss reserve volumes.
Refer to the table below for a summary of RLE and Adjusted RLE * for the year ended December 31, 2023:
	2023
	RLE			Adjusted RLE *
Acquisition Year	RLE / PPD	Average net loss reserves	RLE %	Adjusted RLE / PPD *	Average adjusted net loss reserves *	Adj RLE * %
	(in millions of U.S. dollars)
2013 and prior	$11	$849	1.3%	$13	$840	1.5%
2014	21	512	4.1%	(7)	57	(12.3)%
2015	15	263	5.7%	16	281	5.7%
2016	19	643	3.0%	22	709	3.1%
2017	(89)	582	(15.3)%	(37)	799	(4.6)%
2018	(12)	672	(1.8)%	25	749	3.3%
2019	(37)	1,027	(3.6)%	(39)	1,538	(2.5)%
2020	(21)	493	(4.3)%	(21)	495	(4.2)%
2021	179	3,209	5.6%	210	3,662	5.7%
2022	78	2,751	2.8%	78	2,757	2.8%
2023	(33)	797		(33)	797
Total	$131	$11,798	1.1%	$227	$12,684	1.8%
2023:
Our 2023 RLE % of 1.1% was positively impacted by favorable reductions in the estimates of net ultimate losses and reductions in provisions for ULAE of $226 million, partially offset by increases in the fair value of liabilities for which we have elected the fair value option of $78 million and amortization of fair value adjustments of $17 million.
Unfavorable RLE in the 2017 acquisition year was adversely impacted by an increase in the fair value of liabilities for which we have elected the fair value option and adverse development on our asbestos and abuse coverages within all other lines of business, driven by higher than expected claim volumes and severities over the year.
Unfavorable RLE in the 2019 acquisition year was impacted by adverse development on our general casualty line of business, partially driven by an ADC contract with higher average incurred severities in comparison to IBNR reserves assumptions.
Favorable RLE in the 2021 acquisition year was driven by favorable ground-up claims experience on an ADC contract and continued favorable claims experience on our workers’ compensation line of business.
Favorable RLE in the 2022 acquisition year was driven by the expected benefit from claims covered by other insurance and reinsurance evaluated across multiple lines of business, including property, all other, general casualty and workers’ compensation, partially offset by adverse development on our professional indemnity/directors and officers line of business.
Our Adjusted RLE % * was positively impacted by the net reduction in estimates of net ultimate losses relating to the Run-off segment, as described above. It excludes the impact of changes in the fair value of liabilities where we have elected the fair value option and the amortization of fair value adjustments relating to purchased subsidiaries.

* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.
Refer to the table below for a summary of RLE and Adjusted RLE * for the year ended December 31, 2022:
	2022
	RLE			Adjusted RLE *
Acquisition Year	RLE / PPD	Average net loss reserves	RLE %	Adjusted RLE / PPD *	Average adjusted net loss reserves *	Adjusted RLE * %
	(in millions of U.S. dollars)
2013 and prior	$14	$735	1.9%	$29	$656	4.4%
2014	30	765	3.9%	15	82	18.3%
2015	12	312	3.8%	13	319	4.1%
2016	14	731	1.9%	22	808	2.7%
2017	183	745	24.6%	30	905	3.3%
2018	58	913	6.4%	19	985	1.9%
2019	59	1,156	5.1%	54	1,685	3.2%
2020	(120)	719	(16.7)%	(120)	720	(16.7)%
2021	435	3,861	11.3%	356	4,443	8.0%
2022	71	2,032	3.5%	71	2,033	3.5%
Total	$756	$11,969	6.3%	$489	$12,636	3.9%
2022:
Our RLE % was positively impacted by a net reduction in estimates of net ultimate losses of $403 million, a reduction of $200 million in the fair value of liabilities for which we have elected the fair value option and a $135 million reduction in provisions for ULAE.
Favorable RLE in the 2017 acquisition year was driven predominantly by a reduction in the fair value of liabilities for which we have elected the fair value option.
Favorable RLE in the 2018 acquisition year was driven by favorable claims activity from major claims reviews on our professional indemnity/directors and officers and marine, aviation and transit lines of business for our Lloyd’s syndicate books combined with a reduction in the fair value of liabilities where we have elected the fair value option.
Favorable RLE in the 2019 acquisition year was driven by continued favorable experience in an ADC contract.
Unfavorable RLE in the 2020 acquisition year was adversely impacted by general casualty liabilities where we experienced additional claim reporting latency and unexpected increased severity on a small number of large New York Labor Law claims, which resulted in increased overall ultimate loss estimates on one portfolio. In addition, we experienced higher than expected claims severity, primarily on older liabilities, and slower than expected claim settlement rates related to our ride share motor portfolio. This was partially offset by favorable development on other portfolios.
Favorable RLE in the 2021 acquisition year was driven by continued favorable experience in our workers’ compensation portfolios, which benefited from lower severity trends on certain existing claims, reduced levels of expected frequency of claims for excess workers’ compensation risks, favorable claim settlements, and accelerated and favorable claim settlement patterns on certain portfolios. In addition, we recorded favorable development on an ADC contract where the cedants have experienced continued favorable ground-up performance. We also recorded favorable claim activity on the Assumed Life segment catastrophe book, combined with the recognition of a gain on commutation of the catastrophe reinsurance business of $59 million.
Favorable RLE in the 2022 acquisition year was primarily driven by a portfolio where our initial estimate of claims handling costs (or ULAE) were reduced, as we achieved better than expected current and future cost economies of scale on this transaction.
Our Adjusted RLE % * was positively impacted by the net reduction in estimates of net ultimate losses relating to the Run-off segment, as described above. It excludes the impact of changes in the fair value of liabilities where we have elected the fair value option and the amortization of fair value adjustments relating to purchased subsidiaries.
* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.

Refer to the table below for a summary of RLE and Adjusted RLE * for the year ended December 31, 2021:
	2021
	RLE			Adjusted RLE *
Acquisition Year	RLE / PPD	Average net loss reserves	RLE %	Adjusted RLE / PPD *	Average adjusted net loss reserves *	Adjusted RLE * %
	(in millions of U.S. dollars)
2013 and prior	$43	$691	6.2%	$42	$691	6.1%
2014	25	$945	2.6%	30	102	29.4%
2015	21	370	5.7%	22	378	5.8%
2016	10	815	1.2%	8	894	0.9%
2017	89	1,006	8.8%	34	1,069	3.2%
2018	45	1,208	3.7%	38	1,237	3.1%
2019	47	1,320	3.6%	92	1,871	4.9%
2020	(27)	1,845	(1.5)%	(27)	1,845	(1.5)%
2021	150	2,144	7.0%	142	2,368	6.0%
Total	$403	$10,344	3.9%	$381	$10,455	3.6%
2021:
Overall, RLE % and Adjusted RLE * % were primarily driven by net favorable actual claims experience compared with our expected claims trends. This was notable in the 2013 and prior, 2017 and 2018 acquisition years.
RLE was positively impacted by a net reduction in estimates of net ultimate losses of $281 million, a reduction of $75 million in the fair value of liabilities for which we have elected the fair value option and a $63 million reduction in provisions for ULAE.
Adjusted RLE * excludes the impact of the changes in the discount rate upon the fair value of liabilities where we have elected the fair value option and the amortization of fair value adjustments relating to purchased subsidiaries.
Other notable events within our acquisition years were:
Adjusted RLE * for our 2019 acquisition year had lower than expected asbestos related claim frequency related to our defendant A&E liabilities. RLE and RLE % does not include the impact of changes to our defendant A&E liabilities.
Our 2020 acquisition year had adverse development on our motor line of business offset by favorable development in other portfolios relating to the 2018 and 2019 accident years.
Acquisition year 2021 experienced favorable claim activity in our professional indemnity/directors and officers and motor lines of business relative to expectations at take-on.
* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.
Investment Results

We strive to structure our investment holdings and the duration of our investments in a manner that recognizes our liquidity needs, including our obligation to pay losses and LAE liabilities.
The components of our investment results split between our fixed income assets (which includes our short-term and fixed maturities classified as trading and AFS, funds held, cash and cash equivalents and restricted cash and cash equivalents, collectively our “Fixed Income” assets) and other investments (which includes equities and equity method investments, collectively our “Other Investments”) for the years ended December 31, 2023, 2022 and 2021 are as follows:

	2023			2022			2021
	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total
	(in millions of U.S. dollars)
Net investment income	$555	$92	$647	$373	$82	$455	$239	$73	$312
Net realized losses	(65)	—	(65)	(111)	—	(111)	(4)	(57)	(61)
Net unrealized gains (losses)	131	397	528	(1,070)	(433)	(1,503)	(206)	384	178
Income (losses) from equity method investments	—	13	13	—	(74)	(74)	—	93	93
Other comprehensive income:
Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	222	—	222	(570)	—	(570)	(100)	—	(100)
TIR ($)	$843	$502	$1,345	$(1,378)	$(425)	$(1,803)	$(71)	$493	$422
TIR %	6.1%	10.2%	7.2%	(9.3)%	(8.2)%	(9.0)%	(0.5)%	8.8%	2.0%
Adjusted TIR % *	3.7%	10.2%	5.3%	2.3%	(8.2)%	(0.2)%	1.6%	8.8%	3.6%
* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.
Net Investment Income
(in million of U.S. dollars)
2023 versus 2022: Net investment income increased primarily due to:

•
an increase in our investment book yield from 2.47% to 3.86% due to a combination of reinvestment of fixed maturities at higher yields, deployment of consideration received from LPT and insurance contract transactions closed over the past 12 months and the impact of rising interest rates on the $3.1 billion of our average fixed maturities outstanding during the year that are subject to floating interest rates. Our floating rate investments generated net investment income of $244 million for the year ended December 31, 2023, an increase of $89 million from the year ended December 31, 2022, which equates to a 246 basis point increase in the yield of those investments.

2022 versus 2021: Net investment income increased primarily due to:

•
an increase in our average aggregate fixed income assets of $1.2 billion due to new business acquired during 2022 and late 2021; and

•
an increase in our book yield of 63 basis points due to a combination of investment of new premium and reinvestment of fixed maturities at higher yields and the impact of rising interest rates on the $2.9 billion of our average fixed maturities outstanding during the period that are subject to floating interest rates. Our floating rate investments generated net investment income of $155 million for the year ended December 31, 2022, an increase of $59 million from 2021, which equates to an increase in the annualized yield of those investments of 195 basis points.

Net Realized and Unrealized (Losses) Gains included in Comprehensive Income
(in million of U.S. dollars)
2023 versus 2022: Net realized and unrealized gains (losses) included in comprehensive income increased relative to the prior year net realized and unrealized losses primarily due to:

•
net realized and unrealized gains on fixed maturities of $288 million for the year ended December 31, 2023, compared to net realized and unrealized losses of $1.8 billion for the comparative year, primarily as a result of a decrease in intermediate maturity interest rates in U.S., U.K. and European markets in addition to the tightening of investment-grade credit spreads through 2023 in comparison to a significant increase in interest rates and widening of investment grade credit spreads during prior year; and

•
net realized and unrealized gains on other investments, including equities, of $397 million in 2023 compared to net losses of $433 million in 2022.

◦
net gains recognized in 2023 were primarily driven by our public equities, private equity funds, private credit funds, CLO equities, fixed income funds, hedge funds and infrastructure funds largely as a result of strong global equity market performance and tightening of high yield and leveraged loan credit spreads; and

◦
net losses recognized in 2022 were primarily driven by our public equities, fixed income funds, hedge funds, and CLO equities, largely as a result of global equity market declines and widening of high yield and leveraged loan credit spreads.

2022 versus 2021: The variance of net realized and unrealized losses included in comprehensive loss in 2022 to net realized and unrealized gains included in comprehensive income in 2021 primarily consisted of:

•
an increase in net realized and unrealized losses on fixed maturities of $1.4 billion, primarily driven by a 230 basis point increase in intermediate-maturity interest rates in U.S., U.K. and European markets, in addition to widening of investment-grade credit spreads through 2022; and

•
net realized and unrealized losses on other investments, including equities, of $433 million compared to net gains of $327 million in 2021.

◦
losses from our public equities, fixed income funds, CLO equities and hedge funds in 2022, were largely as a result of global equity market declines and the widening of high yield and leveraged loan credit spreads; and

◦
net realized and unrealized gains recognized in 2021 in our public equities, private equity funds, CLO equities, fixed income funds, private credit funds and real estate funds, were primarily driven by a rally in global equity markets.

Income (losses) from equity method investments
(in million of U.S. dollars)
Effective September 1, 2021, Enhanzed Re was consolidated by us8. Prior to that date, the results of Enhanzed Re were recorded in income (losses) from equity method investments on a one quarter lag.
2023 versus 2022: We recognized income from equity method investments in 2023 in comparison to losses in 2022, primarily due to:

•
Income of $14 million and $4 million from our investments in Core Specialty and Citco, respectively, in addition to a gain of $5 million related to the sale of our interest in Citco, partially offset by $10 million of losses from our investment in Monument Re for the year ended December 31, 2023; in comparison to

•
Losses of $65 million and $14 million from our investments in Monument Re and Core Specialty, respectively, for the year ended December 31, 2022.

2022 versus 2021: We recognized losses from our equity method investments in 2022 in comparison to income in 2021, primarily due to:

•
our acquisition of the controlling interest in and subsequent consolidation of Enhanzed Re in 2021 (which included $82 million of equity method income prior to its consolidation in September 2021); and

•
Losses of $65 million from our investment in Monument Re in 2022, in comparison to income of $14 million in 2021.

The consolidated net loss from Enhanzed Re was $235 million for the year ended December 31, 2022, driven by unrealized investment losses which compared to the $82 million from Enhanzed Re that was included in income from equity method investments in 2021.
Investable Assets
Investable assets and adjusted investable assets * decreased by 6.6% and 11.2% from December 31, 2022 to December 31, 2023, respectively, primarily due to:

•
the novation of the Enhanzed Re reinsurance of a closed block of life annuity policies (associated assets were $949 million as of the date of the novation);

•
the impact of net paid losses;

•
the repurchase of our non-voting convertible ordinary shares and voting ordinary shares;

•
the acquisition of our remaining equity interest in SSHL following the redemption of our RNCI; and

•
the settlement of our participation in Atrium’s Syndicate 609 relating to the 2020 and prior underwriting years.

This was partially offset by:

•
consideration received for the QBE LPT, RACQ LPT and AIG insurance contract transactions; and

•
net unrealized gains on our fixed maturities and other investments, including equities.

* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measures.

8
Refer to Note 5 to the consolidated financial statements for further information.

Duration and average credit rating on fixed maturities, cash and cash equivalents and fixed maturities included in funds held - directly managed
The fair value, duration and average credit rating by segment is as follows:
	2023			2022
Segment	Fair Value ($) (1)	Average Duration (in years) (2)	Average Credit Rating (3)	Fair Value ($) (1)	Average Duration (in years) (2)	Average Credit Rating (3)
Investments
Run-off	$10,320	4.04	A+	$9,874	4.02	A+
Assumed Life	—	0.00		908	8.90	A-
Total - Investments	10,320	4.04	A+	10,782	4.44	A+
Legacy Underwriting	—	0.00		179	2.26	AA-
Total	$10,320	4.04	A+	$10,961	4.40	A+

(1)
The fair value by segment of our fixed maturities, cash and cash equivalents and fixed maturities included in funds held-directly managed portfolios does not include the carrying value of cash and cash equivalents within our funds held-directly managed portfolios.

(2)
The average duration calculation includes cash and cash equivalents, short-term investments and fixed maturities, as well as the fixed maturities and cash and cash equivalents within our funds held-directly managed portfolios.

(3)
The average credit ratings calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios.

The decrease in the average duration of our fixed maturities and cash and cash equivalents when comparing December 31, 2023 to 2022 was primarily driven by the derecognition of the assets supporting the Enhanzed Re reinsurance of a closed block of life annuity policies that were novated during the first quarter of 2023.
As of both December 31, 2023 and 2022, our fixed maturities and cash and cash equivalents had an average credit quality rating of A+.
As of December 31, 2023 and 2022, our fixed maturities that were non-investment grade (i.e. rated lower than BBB- and non-rated securities) comprised $456 million, or 4.8% and $622 million, or 6.5%, of our total fixed maturities portfolio, respectively.
General and administrative expenses

(in million of U.S. dollars)
2023 to 2022: The $38 million increase in general and administrative expenses was driven by an increase in salaries and benefits due to the prior year comparison where a downward adjustment to long term incentive accruals was recorded given the significant operating losses in 2022, as well as due to a current year increase in professional fees.
2022 to 2021: The $36 million decrease in general and administrative expenses was driven by the aforementioned long term incentive plan accrual reduction in 2022, partially offset by an increase in short term incentive costs.

Non-GAAP Financial Measures

In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program.
These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance.
The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to net realized and unrealized (gains)/losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments.
Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods.
It is important for the readers of our periodic filings to understand that these items will recur from period to period.
However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves.
Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose.
* Non-GAAP measure; refer to “Non-GAAP Financial Measures” section for reconciliation to the applicable GAAP financial measure.
The following table presents more information on each non-GAAP measure. The results and GAAP reconciliations for these measures are set forth further below.
Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure
Fully diluted book value per ordinary share	Total Enstar ordinary shareholders’ equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding
Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution.
We use this non-GAAP measure in our incentive compensation program.

Adjusted return on equity (%)	Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholders’ equity	Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders’ equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented.

Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure
Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator)
Net income (loss) attributable to Enstar ordinary shareholders, adjusted for:
-net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed,
-change in fair value of insurance contracts for which we have elected the fair value option (1),
-amortization of fair value adjustments,
-net gain/loss on purchase and sales of subsidiaries (if any),
-net income from discontinued operations (if any),
-tax effects of adjustments, and
-adjustments attributable to noncontrolling interests

We eliminate the impact of net realized and unrealized (gains) losses on fixed maturities and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as:

•
we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and

•
removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option.

Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods.
We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios.

Adjusted opening Enstar ordinary shareholders’ equity (denominator)
Opening Enstar ordinary shareholders’ equity, less:
-net unrealized gains (losses) on fixed maturities and funds held-directly managed,
-fair value of insurance contracts for which we have elected the fair value option (1),
-fair value adjustments, and
-net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any)

We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net income from discontinued operations, as these items are not indicative of our ongoing operations.
We use this non-GAAP measure in our incentive compensation program.

Adjusted run-off liability earnings (%)	Adjusted PPD divided by average adjusted net loss reserves	Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods.
Adjusted prior period development (numerator)
Prior period net incurred losses and LAE, adjusted to:
Remove:
-Legacy Underwriting and Assumed Life operations,
-amortization of fair value adjustments,
-change in fair value of insurance contracts for which we have elected the fair value option (1),and
Add:
-the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.

We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations.
The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons:

•
Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through the use of reinsurance and a Capacity Lease Agreement (2); as such, the results are not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies;

•
The results of our Assumed Life segment relate only to our prior exposure to active property catastrophe business; as this business was not in run-off, the results were not a relevant contribution to Adjusted RLE;

•
The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and

•
The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis.

Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure
Adjusted net loss reserves (denominator)
Net losses and LAE, adjusted to:
Remove:
-Legacy Underwriting and Assumed Life net loss reserves,
-current period net loss reserves,
-net fair value adjustments associated with the acquisition of companies,
-the fair value adjustments for contracts for which we have elected the fair value option (1) and
Add:
-net nominal defendant A&E liability exposures and estimated future expenses

We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves.
We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions.

Adjusted total investment return (%) Adjusted total investment return ($) (numerator) Adjusted average aggregate total investable assets (denominator)
Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets.
Total investment return (dollars), adjusted for:
-net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed; and
-unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange.
Total average investable assets, adjusted for:
-net unrealized (gains) losses on fixed maturities, AFS included within AOCI
-net unrealized (gains) losses on fixed maturities, trading

Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy.
Provides a consistent measure of investment returns as a percentage of all assets generating investment returns.
We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost.

(1)
Comprises the discount rate and risk margin components.

(2)
The reinsurance contractual arrangements (including the Capacity Lease Agreement) were settled during the second quarter of 2023. As a result of the settlement, we did not record any transactions in the Legacy Underwriting segment in 2023.

Reconciliation of GAAP to Non-GAAP Measures

The table below presents a reconciliation of BVPS to FDBVPS * as of December 31, 2023, 2022 and 2021:
	2023			2022			2021
	Equity (1)	Ordinary Shares	Per Share Amount	Equity (1) (2)	Ordinary Shares	Per Share Amount	Equity (1)	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)
Book value per ordinary share	$5,025	14,631,055	$343.45	$4,464	17,022,420	$262.24	$5,813	17,657,944	$329.20
Non-GAAP adjustment:
Share-based compensation plans		292,190			218,171			315,205
Fully diluted book value per ordinary share *	$5,025	14,923,245	$336.72	$4,464	17,240,591	$258.92	$5,813	17,973,149	$323.43

(1)
Equity comprises Enstar ordinary shareholders’ equity, which is calculated as Enstar shareholders’ equity less preferred shares ($510 million as of each of December 31, 2023, 2022 and 2021), prior to any non-GAAP adjustments.

(2)
Enstar ordinary shareholders’ equity as of December 31, 2022 has been retrospectively adjusted by $273 million for the impact of adopting ASU 2018-12.

* Non-GAAP measure.
The table below presents a reconciliation of ROE to Adjusted ROE * for the years ended December 31, 2023, 2022 and 2021:

	2023			2022			2021
	Net income (loss) (1)	Opening equity (1) (2)	(Adj) ROE	Net (loss) income (1)	Opening equity (1)	(Adj) ROE	Net income (loss) (1)	Opening equity (1)	(Adj) ROE
	(in millions of U.S. dollars)
Net income (loss)/Opening equity/ROE (1)	$1,082	$4,464	24.2%	$(906)	$5,813	(15.6)%	$502	$6,326	7.9%
Non-GAAP adjustments for loss (gains):
Net realized losses (gains) on fixed maturities, AFS (3) / Net unrealized losses (gains) on fixed maturities, AFS (4)	65	647		111	36		4	(82)
Net unrealized (gains) losses on fixed maturities, trading (3) / Net unrealized losses (gains) on fixed maturities, trading (4)	(84)	400		503	(134)		144	(384)
Net unrealized (gains) losses on funds held - directly managed (3) / Net unrealized losses (gains) on funds held - directly managed (4)	(47)	780		567	9		62	(94)
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (5)	78	(294)		(200)	(107)		(75)	(33)
Amortization of fair value adjustments / Fair value adjustments	17	(124)		(18)	(106)		16	(128)
Net gain on purchase and sales of subsidiaries	—	—		—	—		(73)	—
Tax effects of adjustments (6)	(7)	—		(7)	—		(21)	—
Adjustments attributable to noncontrolling interests (7)	(2)	—		(111)	—		6	—
Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE *	$1,102	$5,873	18.8%	$(61)	$5,511	(1.1)%	$565	$5,605	10.1%

(1)
Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders’ equity, which is calculated as opening Enstar shareholders’ equity less preferred shares ($510 million as of each of December 31, 2022, 2021 and 2020), prior to any non-GAAP adjustments.

(2)
Enstar ordinary shareholders’ equity as of December 31, 2022 has been retrospectively adjusted for the impact of adopting ASU 2018-12. Refer to Note 12 to our consolidated financial statements for further information.

(3)
Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations.

(4)
Our fixed maturities are held directly on our balance sheet and also within the “Funds held” balance.

(5)
Comprises the discount rate and risk margin components.

(6)
Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(7)
Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

*
Non-GAAP measure.

The below tables present a reconciliation of RLE to Adjusted RLE *:
	Year Ended 2023	As at December 31,			Year Ended 2023
		2023	2022	2023
	RLE/PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)
PPD/net loss reserves/RLE %	$131	$11,585	$12,011	$11,798	1.1%
Non-GAAP adjustments for expenses (income):
Net loss reserves incurred in the current period	—	(30)	—	(15)
Legacy Underwriting	—	—	(139)	(69)
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	17	107	124	116
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	78	246	294	270
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	(1)	527	572	550
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	2	33	35	34
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE % *	$227	$12,468	$12,897	$12,684	1.8%

(1)
Comprises the discount rate and risk margin components.

* Non-GAAP measure.
	Year Ended 2022	As at December 31,			Year Ended 2022
		2022	2021	2022
	RLE/PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)
PPD/net loss reserves/RLE %	$756	$12,011	$11,926	$11,969	6.3%
Non-GAAP adjustments for expenses (income):
Net loss reserves incurred in the current period	—	(45)	—	(23)
Assumed Life	(55)	—	(181)	(91)
Legacy Underwriting	3	(135)	(153)	(144)
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	(18)	124	106	115
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	(200)	294	107	201
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	572	573	573
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	35	37	37
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE % *	$489	$12,856	$12,415	$12,637	3.9%

(1)
Comprises the discount rate and risk margin components.

*
Non-GAAP measure.

	Year Ended 2021	As at December 31,			Year Ended 2021
		2021	2020	2021
	RLE/PPD	Net loss reserves	Net loss Reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)
PPD/Net loss reserves/RLE %	$403	$11,926	$8,763	$10,344	3.9%
Non-GAAP adjustments for expenses (income):
Net loss reserves incurred in the current period	—	(143)	—	(72)
Assumed Life	—	(179)	—	(90)
Legacy Underwriting	(6)	(140)	(955)	(548)
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	16	106	128	117
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1)	(75)	107	33	70
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	38	573	615	594
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	5	37	43	40
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE % *	$381	$12,287	$8,627	$10,455	3.6%

(1)
Comprises the discount rate and risk margin components.

* Non-GAAP measure.

The table below presents a reconciliation of our TIR to our Adjusted TIR * for the years ended December 31, 2023, 2022 and 2021:
	2023			2022			2021
	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total	Fixed Income	Other Investments	Total
	(in millions of U.S. dollars)
Net investment income	$555	$92	$647	$373	$82	$455	$239	$73	$312
Net realized losses
Fixed maturities, AFS	(65)	—	(65)	(111)	—	(111)	(4)	—	(4)
Equity securities	—	—	—	—	—	—	—	9	9
Other investments	—	—	—	—	—	—	—	66	66
Investment derivatives	—	—	—	—	—	—	—	(132)	(132)
Net realized losses	(65)	—	(65)	(111)	—	(111)	(4)	(57)	(61)
Net unrealized gains (losses)
Fixed maturities, trading	84	—	84	(503)	—	(503)	(144)	—	(144)
Funds held - directly managed	47	—	47	(567)	—	(567)	(62)	—	(62)
Equity securities	—	167	167	—	(290)	(290)	—	146	146
Other investments	—	225	225	—	(125)	(125)	—	259	259
Investment derivatives	—	5	5	—	(18)	(18)	—	(21)	(21)
Net unrealized gains (losses)	131	397	528	(1,070)	(433)	(1,503)	(206)	384	178
Income (losses) from equity method investments	—	13	13	—	(74)	(74)	—	93	93
Other comprehensive income:
Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	222	—	222	(570)	—	(570)	(100)	—	(100)
TIR ($)	$843	$502	$1,345	$(1,378)	$(425)	$(1,803)	$(71)	$493	$422
Non-GAAP adjustments:
Net realized and unrealized (gains) losses on fixed maturities, AFS and trading and funds held-directly managed	(66)	—	(66)	1,181	—	1,181	210	—	210
Unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	(222)	—	(222)	570	—	570	100	—	100
Adjusted TIR ($) *	$555	$502	$1,057	$373	$(425)	$(52)	$239	$493	$732
Total investments	$12,525	$4,888	$17,413	$13,267	$4,943	$18,210	$14,594	$5,022	$19,616
Cash and cash equivalents, including restricted cash and cash equivalents	830	—	830	1,330	—	1,330	2,092	—	2,092
Total investable assets	$13,355	$4,888	$18,243	$14,597	$4,943	$19,540	$16,686	$5,022	$21,708
Average aggregate invested assets, at fair value (1)	13,708	4,899	18,607	14,891	5,188	20,079	15,250	5,590	20,840
TIR %	6.1%	10.2%	7.2%	(9.3)%	(8.2)%	(9.0)%	(0.5)%	8.8%	2.0%
Non-GAAP adjustment:
Net unrealized losses (gains) on fixed maturities, AFS included within AOCI and net unrealized (gains) on fixed maturities, trading and funds held - directly managed	725	—	725	1,827	—	1,827	(89)	—	(89)
Adjusted investable assets *	$14,080	$4,888	$18,968	$16,424	$4,943	$21,367	$16,597	$5,022	$21,619
Adjusted average aggregate invested assets, at fair value (2)	$14,870	$4,899	$19,769	$15,977	$5,188	$21,165	$14,971	$5,590	$20,561
Adjusted TIR % *	3.7%	10.2%	5.3%	2.3%	(8.2)%	(0.2)%	1.6%	8.8%	3.6%

(1)
This amount is a five period average of the total investable assets, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2)
This amount is a five period average of the Adjusted investable assets *, as presented above.

*Non-GAAP measure.

Other Financial Measures

In addition to our non-GAAP financial measures presented above, we refer to TIR, which provides a key measure of the return generated on the capital held in the business. It is reflective of our investment strategy and it provides a consistent measure of investment returns as a percentage of all assets generating investment returns.
The following table provides the calculation of our TIR by segment for the years ended December 31, 2023, 2022 and 2021:
	2023			2022			2021
	Investments	Legacy Underwriting	Total	Investments	Legacy Underwriting	Total	Investments	Legacy Underwriting	Total
	(in millions of U.S. dollars)
Net investment income:
Fixed income securities	$539	$—	$539	$380	$9	$389	$273	$3	$276
Cash and restricted cash	36	—	36	8	1	9	—	—	—
Other investments, including equities	92	—	92	82	—	82	73	—	73
Less: Investment expenses	(20)	—	(20)	(25)	—	(25)	(37)	—	(37)
Net investment income	$647	$—	$647	$445	$10	$455	$309	$3	$312
Net realized losses:
Fixed maturities, AFS	$(65)	$—	$(65)	$(111)	$—	$(111)	$(4)	$—	$(4)
Other investments, including equities	—	—	—	—	—	—	(57)	—	(57)
Net realized losses	$(65)	$—	$(65)	$(111)	$—	$(111)	$(61)	$—	$(61)
Net unrealized gains (losses):
Fixed maturities, trading and funds held-directly managed	131	—	131	(1,060)	(10)	(1,070)	(203)	(3)	(206)
Other investments, including equities	397	—	397	(433)	—	(433)	384	—	384
Net unrealized gains (losses)	$528	$—	$528	$(1,493)	$(10)	$(1,503)	$181	$(3)	$178
Income (losses) from equity method investments	13	—	13	(74)	—	(74)	93	—	93
Other comprehensive income (loss):
Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	222	—	222	(570)	—	(570)	(100)	—	(100)
TIR ($)	$1,345	$—	$1,345	$(1,803)	$—	$(1,803)	$422	$—	$422
Fixed maturity and short-term investments, trading and AFS	$7,274	$—	$7,274	$7,486	$159	$7,645	$9,266	$182	$9,448
Funds held	5,251	—	5,251	5,600	22	5,622	5,313	34	5,347
Equity securities	701	—	701	1,250	—	1,250	1,995	—	1,995
Other investments	3,853	—	3,853	3,282	14	3,296	2,319	14	2,333
Equity method investments	334	—	334	397	—	397	493	—	493
Total investments	$17,413	$—	$17,413	$18,015	$195	$18,210	$19,386	$230	$19,616
Cash and cash equivalents, including restricted cash and cash equivalents	830	—	830	1,310	20	1,330	2,062	30	2,092
Total investable assets	$18,243	$—	$18,243	$19,325	$215	$19,540	$21,448	$260	$21,708
Average aggregate invested assets, at fair value (1)	$18,607	$—	$18,607	$19,861	$218	$20,079	$20,594	$246	$20,840
TIR % (2)	7.2%	—%	7.2%	(9.1)%	—%	(9.0)%	2.0%	—%	2.0%
Income from fixed income assets (3)	575	—	575	388	10	398	273	3	276
Average aggregate fixed income assets, at cost (3)(4)	14,904	—	14,904	15,904	214	16,118	14,733	231	14,964
Investment book yield (5)	3.86%	—%	3.86%	2.44%	4.67%	2.47%	1.85%	1.30%	1.84%

(1)
This amount is a five period average of the total investable assets, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2)
Total investment return % is calculated by dividing total investment return ($) by average aggregate invested assets, at fair value.

(3)
Fixed income assets, at cost include fixed maturities and cash and restricted cash and funds held.

(4)
This amount is a five period average of the amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(5)
Investment book yield % is calculated by dividing income from fixed income assets by average aggregate fixed income assets, at cost.

Results of Operations by Segment - For the Years Ended December 31, 2023, 2022 and 2021

Our business is organized into four reportable segments: (i) Run-off; (ii) Assumed Life; (iii) Investments; and (iv) Legacy Underwriting. In addition, our corporate and other activities, which do not qualify as an operating segment, includes income and expense items that are not directly attributable to our reportable segments9.
The following is a discussion of our results of operations by segment.
Run-off Segment

The following is a discussion and analysis of the results of operations for our Run-off segment.
	2023	2022	$ Change	2021	$ Change
REVENUES	(in millions of U.S. dollars)
Net premiums earned	$43	$40	$3	$182	$(142)
Other income:
(Increase) reduction in estimates of net ultimate defendant A&E liabilities - prior periods	(1)	2	(3)	38	(36)
Reduction in estimated future defendant A&E expenses	2	1	1	5	(4)
All other income	9	19	(10)	30	(11)
Total other income	10	22	(12)	73	(51)
Total revenues	53	62	(9)	255	(193)
EXPENSES
Net incurred losses and LAE:
Current period	30	44	(14)	144	(100)
Prior periods:
Reduction in estimates of net ultimate losses	(157)	(355)	198	(277)	(78)
Reduction in provisions for ULAE	(69)	(131)	62	(61)	(70)
Total prior periods	(226)	(486)	260	(338)	(148)
Total net incurred losses and LAE	(196)	(442)	246	(194)	(248)
Acquisition costs	10	22(12)	44(22)
General and administrative expenses	177	143	34	188	(45)
Total expenses	(9)	(277)	268	38	(315)
SEGMENT NET INCOME	$62	$339	$(277)	$217	$122
Overall Results
2023 versus 2022: Net income from our Run-off segment decreased by $277 million, primarily due to:

•
A $260 million decrease in favorable PPD, mainly driven by a $198 million decrease in the reduction in estimates of net ultimate losses in comparison to 2022.

◦
Results for the year ended December 31, 2023 were driven by favorable development of $200 million on our workers’ compensation line of business as a result of continued favorable claim settlements, most notably in the 2018, 2019 and 2021 acquisition years. We also had favorable development of $68 million on our property line of business relating to the 2022 acquisition year as a result of continued favorable claims experience; partially offset by

◦
Adverse development on our general casualty line of business of $127 million, most notably impacting the 2019 and 2020 acquisition years, driven by increased average incurred losses in comparison to IBNR reserve assumptions.

9
For a description of our segments and our corporate and other activities, see “Item 1. Business - Operating Segments” and “Corporate and Other” below, respectively.

◦
Results for the year ended December 31, 2022 were driven by favorable development of $318 million on our workers’ compensation line of business as a result of favorable claim settlements, most notably in the 2017 to 2021 acquisition years. We also had favorable development of $56 million on our marine, aviation and transit lines of business relating to the 2014, 2018 and 2019 acquisition years as a result of favorable experience across a variety of claim types; partially offset by

◦
Adverse development on our general casualty and motor lines of business of $57 million and $74 million, respectively, most notably impacting the 2020 acquisition year, as a result of worse than expected claims experience, adverse development on claims and higher than expected claims severity.

•
An increase in general and administrative expenses of $34 million, primarily driven by an increase in salaries and benefits expenses and professional fees; and

•
A reduction in other income of $12 million, primarily driven by the termination of a Transition Services Agreement between one of our wholly-owned subsidiaries and Core Specialty at the end of 2022; partially offset by

•
Reductions in current period net incurred losses and LAE and acquisition costs that were greater than our reductions in net premiums earned, following our exit of our StarStone International business beginning in 2020.

2022 versus 2021: Net income from our Run-off segment increased by $122 million, primarily due to:

•
A $148 million increase in favorable PPD, mainly driven by a $78 million increase in the reduction in estimates of net ultimate losses in comparison to 2021.

◦
As described above, results for the year ended December 31, 2022 were driven by favorable development on our workers’ compensation and marine, aviation and transit lines of business, partially offset by adverse development on our general casualty and motor lines of business.

◦
Results for the year ended December 31, 2021 were primarily related to favorable development on our workers’ compensation, property and marine, aviation and transit lines of business as a result of better than expected claims experience and favorable results from actuarial reviews, partially offset by adverse development on our general casualty line of business due to an increase in opioid exposure and increased expectations of latent claims and a lengthening of the payment pattern related to our 2019 acquisition year.

•
A decrease in general and administrative expenses of $45 million, primarily driven by a continued decrease in salaries and benefits and other costs following our exit of our StarStone business beginning in 2020 and a reduction in IT costs as a result of reduced project activity; partially offset by

•
A reduction in other income of $51 million, primarily driven by lower favorable prior period development related to our defendant A&E liabilities; and

•
Reductions in current period net incurred losses and LAE and acquisition costs that were less than our reductions in net premiums earned, following our exit of our StarStone International business beginning in 2020.

Assumed Life Segment

The Assumed Life segment consists of life and property aggregate excess of loss (catastrophe) business relating to Enhanzed Re, which we have consolidated since September 1, 2021 following the completion of the Step Acquisition that increased our ownership interest in Enhanzed Re to 75.1%. We report the Enhanzed Re component results of this segment on a one quarter lag.
The Enhanzed Re catastrophe business was not renewed for 2022. During the third quarter of 2022, we and Enhanzed Re entered into a Master Agreement, through which we completed a series of commutation and novation agreements that allowed us to unwind Enhanzed Re’s operations in an orderly manner.
Transactions completed in the fourth quarter of 2022 were recognized in the first quarter of 2023, including the novation of our reinsurance of a closed block of life annuity policies to Monument Re and the repurchase of the remaining 24.9% interest in Enhanzed Re from Allianz.
Following the completion of the transactions, we have ceased all continuing reinsurance obligations for this segment. We may leverage this segment for any future potential assumed life business transactions if and when they occur.
The following is a discussion and analysis of the results of operations for our Assumed Life segment.

	2023	2022	$ Change	2021	$ Change
	(in millions of U.S. dollars)
REVENUES
Net premiums earned	$—	$17	$(17)	$5	$12
Other income	277	—	277	—	$—
Total revenues	277	17	260	5	12
					$—
EXPENSES
Net incurred losses and LAE:
Current period	—	—	—	2	(2)
Prior period	—	(55)	55	—	(55)
Total net incurred losses and LAE	—	(55)	55	2	(57)
Policyholder benefit expenses	—	25	(25)	(4)	29
General and administrative expenses	—	7	(7)	1	6
Total expenses	—	(23)	23	(1)	(22)
SEGMENT NET INCOME	$277	$40	$237	$6	$34
Overall Results
As discussed above, we ceased all continuing reinsurance obligations relating to our Assumed Life segment following the completion of the transactions pursuant to the Master Agreement. We did not record any transactions in the segment during the second, third or fourth quarters of 2023, aside from amortizing $2 million into other income for the year ended December 31, 2023 relating to the portion of the gain on the novation transaction of $49 million that was related to the proportion of our existing ownership interest in Monument Re that is being amortized over the related settlement period of the transferred liabilities.
The increase in net income from our Assumed Life segment of $237 million for the year ended December 31, 2023 from the year ended December 31, 2022 was primarily due to the net gain recognized on the completion of the novation of the Enhanzed Re reinsurance of a closed block of life annuity policies.
The $275 million gain (prior to the $2 million of amortization of the deferred gain) was calculated as of the completion date of the novation, prior to noncontrolling interests, and was comprised of the following three components:

•
the reclassification benefit to income of $363 million from AOCI related to the settlement of the novated liabilities (in accordance with our adoption of ASU 2018-12, the discount rate assumption for our long-duration liabilities was required to be periodically adjusted for changes in interest rates, which had the effect of reducing our future policyholder benefit liabilities and increasing the net assets transferred in the novation);

•
the loss of $39 million on the carrying value of the net assets of $133 million as of the closing date of the transaction in exchange for cash consideration of $94 million (as noted above, the retrospective adoption of ASU 2018-12 resulted in an increase in net assets which gave rise to the transactional loss prior to our realization of the $363 million reclassification benefit); and

•
a deferral of a portion of the net gain, $49 million, to account for our preexisting 20% ownership interest in Monument Re, calculated from the total gain of $324 million less Allianz’s 24.9% interest equal to $81 million (the deferred gain will be amortized over the expected settlement period for the life annuity policies to account).

Our net income attributable to Enstar were further reduced by $81 million, the amount attributable to Allianz’s 24.9% noncontrolling interest in Enhanzed Re at the time of the transaction. This amount has been recorded within our “Corporate and other activities”.
For the year ended December 31, 2023, net income attributable to Enstar from this novation transaction was $196 million (consisting of the $277 million consolidated gain above, net of the $81 million included within non-controlling interests).

Investments Segment

The following is a discussion and analysis of the results of operations for our Investments segment.
	2023	2022	$ Change	2021	$ Change
	(in millions of U.S. dollars)
REVENUES
Net investment income:
Fixed maturities	$539	$380	$159	$273	$107
Cash and restricted cash	36	8	28	—	8
Other investments, including equities	92	82	10	73	9
Less: Investment expenses	(20)	(25)	5	(37)	12
Total net investment income	647	445	202	309	136
Net realized (losses):
Fixed maturities, AFS	(65)	(111)	46	(4)	(107)
Other investments, including equities	—	—	—	(57)	57
Total net realized (losses)	(65)	(111)	46	(61)	(50)
Net unrealized gains (losses):
Fixed maturities, trading and funds held - directly managed	131	(1,060)	1,191	(203)	(857)
Other investments, including equities	397	(433)	830	384	(817)
Total net unrealized gains (losses)	528	(1,493)	2,021	181	(1,674)
Total revenues	1,110	(1,159)	2,269	429	(1,588)
EXPENSES
General and administrative expenses	43	37	6	37	—
Total expenses	43	37	6	37	—
Income (losses) from equity method investments	13	(74)	87	93	(167)
SEGMENT NET INCOME (LOSS)	$1,080	$(1,270)	$2,350	$485	$(1,755)
Overall Results
2023 versus 2022: Net income from our Investments segment was $1.1 billion compared to a net loss of $1.3 billion in 2022. The favorable movement of $2.4 billion was primarily due to:

•
Net realized and unrealized gains on our fixed income securities of $66 million, driven by a decline in interest rates and tightening of investment grade credit spreads, compared to net realized and unrealized losses of $1.2 billion in 2022, primarily due to a significant increase in interest rates and widening of investment grade credit spreads;

•
Net unrealized gains on our other investments, including equities, of $397 million, in comparison to losses of $433 million in 2022. The favorable variance of $830 million was primarily driven by:

◦
Net gains for the year ended December 31, 2023, primarily driven by our public equities, private equity funds, private credit funds, CLO equities, fixed income funds, hedge funds and infrastructure funds, largely as a result of strong global equity market performance and tightening of high yield and leveraged loan credit spreads; in comparison to

◦
Net losses for the year ended December 31, 2022, primarily driven by our public equities, fixed income funds, hedge funds and CLO equities, largely as a result of global equity market declines and widening of high yield and leveraged loan credit spreads;

•
Income from equity method investments of $13 million, in comparison to losses of $74 million in 2022. This was primarily due to income on our investments in Core Specialty and Citco, which included a gain recorded in the fourth quarter of 2023 following our decision to divest our equity interest in Citco, partially offset by losses on our investment in Monument Re during the year ended December 31, 2023, compared to losses on our investments in Monument Re and Core Specialty in 2022; and

•
An increase in our net investment income of $202 million, which is primarily due to the reinvestment of fixed maturities at higher yields, deployment of consideration received from LPT and insurance contract transactions closed over the past 12 months and the impact of rising interest rates on the $3.1 billion of our average fixed maturities outstanding during 2023 that are subject to floating interest rates. Our floating rate investments generated increased net investment income of $89 million, which equates to an increase of 246 basis points on those investments in comparison to 2022.
2022 versus 2021: Net loss from our Investments segment was $1.3 billion compared to net income of $485 million in 2021. The unfavorable movement of $1.8 billion was primarily due to:

•
An increase in net realized and unrealized losses on our fixed income securities of $964 million, driven by rising interest rates and widening of investment grade credit spreads in 2022;

•
Net unrealized losses on our other investments, including equities, of $433 million in 2022, in comparison to net realized and unrealized gains of $327 million in 2021. The unfavorable variance of $760 million was primarily driven by negative performance from our public equities, fixed income funds, CLO equities and hedge funds as a result of significant volatility in global equity markets and widening of high yield and leveraged loan credit spreads; and

•
Losses from equity method investments of $74 million, in comparison to income of $93 million in 2021, primarily due to losses on our investments in Monument Re and Core Specialty in 2022 and our acquisition of the controlling interest in Enhanzed Re, effective September 1, 2021. Prior to that date, the results of Enhanzed Re were recorded in income from equity method investments. Our consolidated net loss from Enhanzed Re for the year ended December 31, 2022 was $235 million which compared to $82 million from Enhanzed Re that was included in equity method investment income in 2021; partially offset by

•
An increase in our net investment income of $136 million, which is primarily due to the investment of new premium and reinvestment of fixed maturities at higher yields and the impact of rising interest rates on the $2.9 billion of our average fixed maturities outstanding during the period that are subject to floating interest rates. Our floating rate investments generated increased net investment income of $59 million, which equates to an increase of 195 basis points on those investments in comparison to 2021.

Total investment losses on the fixed maturities that supported our Enhanzed Re life reinsurance (prior to the novation) for the years ended December 31, 2022 and 2021 were $304 million and $17 million, respectively.
Total Investments
Fixed maturities
Refer to the below tables for the fair value, duration, and credit rating of our fixed maturities by business:
	2023
	Run-off
	Fair Value	%	Duration (years) (1)	Credit Rating (1)
	(in millions of U.S. dollars, except percentages)
Fixed maturities and short-term investments, trading and AFS
U.S. government & agency	$326	3.4%	4.5	AA+
U.K. government	72	0.8%	10.3	A+
Other government	391	4.1%	5.0	AA
Corporate	4,131	43.5%	5.4	A-
Municipal	142	1.5%	7.6	AA-
Residential mortgage-backed	487	5.1%	5.2	AA
Commercial mortgage-backed	841	8.9%	1.6	AA-
Asset-backed	884	9.3%	1.0	A
Total - Fixed maturities and short-term investments, trading and AFS	$7,274	76.6%	4.5	A
Fixed maturities included in funds held - directly managed	2,216	23.4%	4.3	A
	$9,490	100.0%	4.4	A

(1)
The average duration and average credit rating calculations include short-term investments, fixed maturities and the fixed maturities within our funds held-directly managed portfolios at December 31, 2023 and 2022.

	2022
	Run-off				Assumed Life (2)
	Fair Value	%	Duration (years) (1)	Credit Rating (1)	Fair Value	%	Duration (years) (1)	Credit Rating (1)	Total	Total %
	(in millions of U.S. dollars, except percentages)
Fixed maturities and short-term investments, trading and AFS
U.S. government & agency	$368	3.9%	3.3	AAA					$368	3.9%
U.K. government	77	0.8%	6.7	AA-					77	0.8%
Other government	280	3.0%	5.8	AA-					280	3.0%
Corporate	4,540	47.8%	5.4	A-					4,540	47.8%
Municipal	148	1.6%	7.0	AA-					148	1.6%
Residential mortgage-backed	423	4.5%	5.0	AA+					423	4.5%
Commercial mortgage-backed	818	8.6%	2.0	AA					818	8.6%
Asset-backed	832	8.8%	0.4	A+					832	8.8%
Total - Fixed maturity and short-term investments, trading and AFS	7,486	79.0%	4.4	A					7,486	79.0%
Fixed maturities included in funds held - directly managed	1,078	11.4%	6.4	A+	908	9.6%	9.2	A-	1,986	21.0%
Total	$8,564	90.4%	4.6	A	908	9.6%	9.2	A-	$9,472	100.0%

(1)
The average duration and average credit rating calculations include short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios at December 31, 2023 and 2022.

(2)
Investments under the Assumed Life caption comprise those that previously supported our life reinsurance business.

The overall increase in the balance of our fixed maturities and fixed maturities included in funds held - directly managed of $18 million when comparing December 31, 2023 to December 31, 2022 was primarily driven by the consideration received for the QBE and RACQ LPT transactions that closed during the second quarter of 2023 and the AIG transaction that closed during the fourth quarter of 2023 and net unrealized gains, partially offset by the derecognition of the assets supporting the Enhanzed Re reinsurance closed block of life annuity policies that were novated during the first quarter of 2023, the impact of net paid losses and the repurchase of our non-voting convertible and voting ordinary shares.
Other investments, including equities
Refer to the below table for the composition of our other investments, including equities:
	2023	2022
	(in millions of U.S. dollars)
Equities
Publicly traded equities	$275	$385
Exchange-traded funds	82	507
Privately held equities	344	358
Total	$701	$1,250
Other investments
Hedge funds	$491	$549
Fixed income funds (1)	605	547
Equity funds	4	3
Private equity funds	1,617	1,282
CLO equities	60	148
CLO equity funds	182	203
Private credit funds	625	362
Real estate debt fund	269	202
Total	$3,853	$3,296

(1)
Fixed income funds for the year ended December 31, 2022 includes $14 million relating to our Assumed Life business.

Our equities decreased by $549 million and our other investments increased by $557 million from December 31, 2022 to December 31, 2023, primarily due to the funding of the repurchase of our non-voting convertible ordinary shares and the acquisition of our remaining interest in SSHL following the redemption of our RNCI, in addition to the redeployment from exchange-traded funds and publicly traded equities into various non-core asset strategies in line with our strategic asset allocation.
Equity Method Investments
Refer to the below table for a summary of our equity method investments, which does not include those investments we have elected to measure under the fair value option:
	2023			2022			2021
	Ownership %	Carrying Value	Income (losses) from Equity Method Investments	Ownership %	Carrying Value	Income (losses) from Equity Method Investments	Income (losses) from Equity Method Investments
	(in millions of U.S. dollars)
Enhanzed Re	—%	$—	$—	—%	$—	$—	$82
Citco (1)	—%	—	9	31.9%	60	5	4
Monument Re (2)	20.0%	95	(10)	20.0%	110	(65)	14
Core Specialty	19.9%	225	14	19.9%	211	(14)	(6)
Other	27.0%	14	—	27.0%	16	—	(1)
		$334	$13		$397	$(74)	$93

(1)
Prior to the sale of our entire equity interest in Citco during the fourth quarter of 2023, we owned 31.9% of the common shares in HH CTCO Holdings Limited which in turn owns 15.4% of the convertible preferred shares, amounting to a 6.2% interest in the total equity of Citco.

(2)
We own 20.0% of the common shares in Monument Re as well as preferred shares which have a fixed dividend yield and whose balance is included in the investment amount. The carrying value of Monument Re is net of an impairment recorded in 2022.

Carrying Value
The carrying value of our equity method investments decreased from December 31, 2022 primarily as a result of agreements to divest our entire equity interest in Citco entered into in the fourth quarter of 2023.
Income (Losses) from Equity Method Investments
We recognized income from equity method investments in 2023, primarily due to income on our investments in Core Specialty and Citco, which included a $5 million gain recorded on our decision to divest our entire equity interest in Citco in the fourth quarter of 2023, partially offset by losses from our investment in Monument Re.
We recognized losses from equity method investments in 2022, primarily due to losses from our investments in Monument Re and Core Specialty and our acquisition of the controlling interest in Enhanzed Re, effective September 1, 2021. Prior to that date, the results of Enhanzed Re were recorded in income from equity method investments, which was the primary driver of our income from equity method investments in 2021.
Legacy Underwriting Segment

The following is a discussion and analysis of the results of operations for our Legacy Underwriting segment for the years ended December 31, 2022 and 2021 (there were no Legacy Underwriting segment operations during the year ended December 31, 2023).

	2022	2021	$ Change
REVENUES	(in millions of U.S. dollars)
Net premiums earned	$9	$58	$(49)
Net investment income	10	3	7
Net unrealized (losses)	(10)	(3)	(7)
Other income (expenses)	1	(15)	16
Total revenues	10	43	(33)
EXPENSES
Net incurred losses and LAE
Current Period	4	26	(22)
Prior Period	3	(6)	9
Total net incurred losses and LAE	7	20	(13)
Acquisition costs	1	13	(12)
General and administrative expenses	2	10	(8)
Total expenses	10	43	(33)
SEGMENT (LOSS) INCOME	$—	$—	$—
Overall Results
The Legacy Underwriting segment results comprise SGL No.1 Limited’s (“SGL No.1”) 25% gross share of the 2020 and prior underwriting years of Atrium Underwriting Group Limited’s (“Atrium”) Syndicate 609 at Lloyd’s, less the impact of reinsurance agreements with Arden Reinsurance Company Ltd. (“Arden”) and a Syndicate 609 Capacity Lease Agreement with Atrium 5 Limited.
As of January 1, 2021, SGL No.1 settled its share of the 2020 and prior underwriting years for the economic benefit of Atrium, and there was no net retention by Enstar.
The contractual arrangements between SGL No. 1, Arden and Atrium relating to the reinsurance agreements and the Capacity Lease Agreement settled in the second quarter of 2023. As a result of the settlement, we did not record any transactions in the Legacy Underwriting segment in 2023.

Corporate and Other

The following is a discussion and analysis of our results of operations for our Corporate and other activities.
	2023	2022	$ Change	2021	$ Change
REVENUES	(in millions of U.S. dollars)
Other income (expense):
Amortization of fair value adjustments (1)	$(13)	$(7)	$(6)	$(16)	$9
All other income	2	19	(17)	—	19
Total other (expense) income	(11)	12	(23)	(16)	28
Net gain on purchase and sales of subsidiaries	—	—	—	73	(73)
Total revenues	(11)	12	(23)	57	(45)
EXPENSES
Net incurred losses and LAE:
Amortization of fair value adjustments	17	(18)	35	16	(34)
Changes in fair value - fair value option (2)	78	(200)	278	(75)	(125)
Total net incurred losses and LAE	95	(218)	313	(59)	(159)
Policyholder benefit expenses	—	—	—	1	(1)
Amortization of net deferred charge assets	106	80	26	55	25
General and administrative expenses	149	142	7	131	11
Total expenses	350	4	346	128	(124)
Interest expense	(90)	(89)	(1)	(69)	(20)
Net foreign exchange gains (losses)	—	15	(15)	12	3
Income tax benefit (expense)	250	12	238	(27)	39
Net (income) loss attributable to noncontrolling interests	(100)	75	(175)	(15)	90
Dividends on preferred shares	(36)	(36)	—	(36)	—
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$(337)	$(15)	$(322)	$(206)	$191

(1)
Amortization of fair value adjustments relates to the acquisition of DCo, LLC and Morse TEC LLC.

(2)
Comprises the discount rate and risk margin components.

Overall Results
2023 versus 2022: Net loss attributable to Enstar ordinary shareholders from Corporate and other activities increased by $322 million, primarily due to:

•
Changes in the fair value of the 2017 and 2018 portfolios where we elected the fair value option resulted in a $78 million increase in liabilities for the year ended December 31, 2023, driven by an increase in the average payout period of the underlying liabilities and a decrease in global corporate bond yields. In comparison, we recognized a $200 million reduction of such liabilities in 2022 due to an increase in global corporate bond yields;

•
Net income attributable to noncontrolling interests of $100 million for the year ended December 31, 2023 primarily related to the then-existing Allianz 24.9% equity interest ($81 million) of the gain resulting from the Enhanzed Re novation transaction discussed herein. In comparison, we recognized net losses attributable to noncontrolling interests of $75 million for the year ended December 31, 2022, which was primarily a result of negative returns on Enhanzed Re investments attributable to the then-existing Allianz 24.9% equity interest in Enhanzed Re;

•
An increase in the amortization of net deferred charge assets of $26 million, driven by an increase in net DCA balances as a result of recently completed transactions; and

•
Other expense of $11 million in 2023 in comparison to other income of $12 million in 2022, an unfavorable change of $23 million.

This was partially offset by:

•
A favorable change in income tax benefit of $238 million, primarily driven by the establishment of a $205 million net deferred tax asset related to the enactment of the Bermuda Corporate Income Tax in December 2023. We also recorded a $25 million partial release of our deferred tax asset valuation allowance as a result of increases in projected taxable income in the U.S. and a reduction in deferred tax assets associated with decreases in unrealized losses on investment securities reported in AOCI in the U.S. and U.K. jurisdictions. This was partially offset by an increase in the valuation allowance in our U.K. and EU jurisdictions primarily due to losses, whereby no corresponding tax benefits were recognized for the period.
2022 versus 2021: Net loss attributable to Enstar ordinary shareholders from Corporate and other activities decreased by $191 million, primarily due to:

•
A change in net loss (income) attributable to noncontrolling interests of $90 million, which was primarily a result of negative returns on Enhanzed Re investments attributable to the then-existing Allianz 24.9% equity interest in Enhanzed Re;

•
A favorable change in income tax benefit of $39 million, primarily driven by 2022 pre-tax losses reported in the U.S. for which we are able to recognize a partial deferred tax asset; and

•
A reduction in net incurred losses of $159 million primarily driven by:

◦
A $125 million favorable change in the fair value of liabilities relating to our assumed retroactive reinsurance agreements for which we have elected the fair value option due to increases in interest rates; and

◦
A $34 million favorable change in the amortization of fair value adjustments, primarily driven by the release of fair value adjustment liabilities of $33 million following the commutation of the Enhanzed Re catastrophe reserves.

This was partially offset by:

•
An absence of the prior year net gain on purchase and sales of subsidiaries of $73 million, consisting of the $47 million gain recognized on the Step Acquisition of Enhanzed Re and the net gain on sales of subsidiaries of $26 million, primarily as a result of the gain on the sale of SUL of $23 million.

Current Outlook

Run-off Outlook

Transactions
We continue to evaluate transactions in our active pipeline including LPTs, ADCs, and other transaction types including acquisitions. We seek opportunities to execute on creative and accretive transactions by offering innovative capital release solutions that enable our clients to meet their capital and risk management objectives.
Should we execute additional transactions, our mix of loss reserves by line of business, asset mix and both rate and timing of earnings may be impacted in the medium to long term.
Seasonality
We complete most of our annual loss reserve studies in the fourth quarter of each year and, as a result, tend to record the largest movements, both favorable and adverse, to net incurred losses and LAE in this period.
In the interim periods where a reserve study has not been completed, we perform quarterly reviews to ascertain whether changes to claims paid or case reserves have varied from our expectations developed during the last annual reserve review. In this event, we consider the timing and magnitude of the actual versus expected development, and we may record an interim adjustment to our recorded reserves if, and when, warranted.
Investment Outlook

We expect global financial markets to remain uncertain in 2024 due to the lagged impact of higher interest rates and tighter financial conditions, a potential economic recession, resilient inflation, the U.S. presidential election and the macroeconomic effects of ongoing geopolitical conflicts and tensions.
Market expectations around the future path of interest rates will represent a continued source of volatility, as global central banks will attempt to engineer a soft landing by normalizing interest rates while closely monitoring inflation. If interest rates rise and/or credit spreads widen, we may recognize unrealized losses on our fixed maturities and incur a higher rate of borrowing and interest costs if we renew or borrow under credit facilities in the current environment.
Despite this, elevated interest rates can represent an opportunity for us in the medium to long term, notably;

•
As of December 31, 2023, we held approximately 17% of our portfolio, or $3.1 billion, in fixed maturities with floating interest rates which, should interest rates remain elevated, will be accretive to future investment book yields. We have earned $244 million and $155 million of net investment income from our floating rate investments for the years ended December 31, 2023 and 2022, respectively, which were generally indexed to LIBOR10 through June 30, 2023 and SOFR thereafter.

•
Higher interest rates have provided us with the opportunity to reinvest at higher yields as our securities mature or as we invest a significant portion of consideration received from new business into fixed maturities.

We expect that the cumulative unrealized losses we have recognized on our fixed maturities since 2022 will be recouped as these assets get closer to their maturity and the prices pull to par, assuming we do not, or are otherwise not required to, sell such investments prior to maturity. We may also undertake tactical repositioning of our portfolio as opportunities arise to achieve better alignment with our investment strategy, rather than waiting for certain fixed maturities to pull to par, which may result in the recognition of previously unrealized losses within our income statement with a corresponding reclassification adjustment in other comprehensive income (such adjustments would be neutral to equity since the unrealized losses are already recorded as a component of accumulated other comprehensive income). Such repositioning may also have a corresponding impact to our investment book yield.
Despite a strong finish to 2023, we expect global equity markets to remain volatile in 2024, and this, combined with our reporting lag on certain investments, may impact the valuation of our non-core risk investments. We invest in public and private assets, which may vary in the magnitude of their exposure to any potential economic recession and other macroeconomic factors.
Despite these challenges, we remain committed to our strategic asset allocation and expect our non-core investments to provide attractive risk adjusted returns and diversification benefits over the medium to long term.
Inflation

We continue to monitor the inflationary impacts resulting from pandemic-related government stimulus and labor force supply pressures on our loss cost trends.
Commencing in 2021, economic inflation rose significantly before peaking in mid-2022 and returning to low single digits. During this period our net loss reserves have not been significantly impacted by these inflationary pressures.
Social inflation has been a persistent headwind for the industry for some time. We continue to monitor and seek to actively resolve claims in difficult judicial districts. We closely follow these trends and proactively set appropriate reserves.
As described above, global economic policy responses to inflation have contributed to increases in interest rates, which, in the short term, have had a significant impact on our investments, in particular our fixed maturities. Any further rise in interest rates will have further negative impacts on our fixed maturities in the form of unrealized losses.
There remains uncertainty around the future of inflation. We continue to monitor liquidity, capital and the potential earnings impact of these changes but remain focused on medium to long term asset allocation decisions.
We expect to continue to benefit from our allocation to investments with inflationary pass-through components, including investments in private equity, private credit, real estate, and infrastructure asset classes.
Inflation, tight labor conditions and higher service costs continue to put pressure on wages and prices, which could impact our general and administrative expenses as we remain focused on being a competitive employer in our market.
Geopolitical Conflicts

Heightened geopolitical conflicts, including the Russian invasion of Ukraine and the more recent conflicts in the Middle East, are directly and indirectly (through comprehensive sanctions regimes) contributing to increased commodity prices, disrupted supply chains, global financial market volatility and significant industry losses.
We continue to monitor our direct investment and underwriting risks and our acquisition pipeline as a result of these ongoing conflicts. To date, we are not aware of operational disruption to us or our third party service providers as a result of these conflicts, and we have not identified any significant direct impacts from these events. We also continue to monitor for, and respond to, all changes in the global sanctions regime, updating our procedures accordingly.

10
LIBOR was ceased on June 30, 2023 and replaced by the Secured Overnight Financing Rate (“SOFR”).

Minimum Corporate Income Tax

In December 2021, the OECD released the final model rules on Pillar II, an initiative proposing a global minimum tax rate of 15% designed to ensure large multinational enterprises pay a minimum level of tax on the income arising in each jurisdiction where they operate. We have several subsidiaries in jurisdictions that have enacted, or intend to enact, Pillar II legislation, including the U.K., Australia, Belgium, Hong Kong, and the Netherlands. Although we do not expect Pillar II taxes in these jurisdictions to have a material impact on our operations, the actual impact will depend on how these rules are ultimately transposed into the local legislation of the countries we operate in.
In response to Pillar II initiatives, the government of Bermuda enacted a 15% corporate income tax in December 2023 that will become effective January 1, 2025. Based on our substantial operations in Bermuda, we expect a meaningful portion of our income will be subject to the Bermuda corporate income tax. However, we also expect to benefit from electing the Economic Transition Adjustment, which is intended to support a fair and equitable transition into the Bermuda tax regime and is expected to reduce our tax expense over the coming years.
We continue to monitor ongoing developments relating to these new tax regimes.
Liquidity and Capital Resources

Overview

We aim to generate cash flows from our (re)insurance operations and investments, preserve sufficient capital for future acquisitions and new business, and develop relationships with lenders who provide borrowing capacity at competitive rates.
Liquidity and Capital Resources Highlights
Sources of Cash During 2023:

•
We borrowed (and subsequently fully repaid) $150 million of loans under our revolving credit facility, which were used as a short term liquidity bridge11 to fund the repurchase of our outstanding non-voting convertible ordinary shares during the first quarter of 2023;

•
We received cash, restricted cash and cash equivalents from the QBE, RACQ and AIG transactions of $502 million in the aggregate;

•
We received $94 million as consideration for the novation of the Enhanzed Re reinsurance closed block of life annuity policies; and

•
We received $48 million of consideration for partial settlement following the sale of our interest in Citco.

Uses of Cash During 2023:

•
We repurchased 1,597,712 of our outstanding non-voting convertible ordinary shares for an aggregate price of $341 million;

•
We repurchased 841,735 of our voting ordinary shares for an aggregate price of $191 million;

•
We repurchased the entire 24.9% ownership interest Allianz held in Enhanzed Re for $175 million;

•
We repurchased the entire 41.0% ownership interest Trident V Funds and Dowling Capital held in SSHL for $182 million, of which $119 million was paid in cash; and

•
We paid $36 million of cash dividends on our Series D and E Preferred Shares.

As of December 31, 2023, we had $564 million of cash and cash equivalents, excluding restricted cash, that supports (re)insurance operations. Included in this amount was $235 million held by our foreign subsidiaries outside of Bermuda.
We closed 2022 with a group solvency capital ratio of 210%. Based upon our strong financial fundamentals and funding sources available to us, we continue to believe we have access to adequate liquidity and capital resources to meet business requirements under current market conditions and reasonably possible stress scenarios for the foreseeable future. We continuously monitor our liquidity and capital positions and adjust as required by market conditions.

11
The drawdown was fully repaid in the first quarter 2023 once proceeds from the sale of fixed maturities, trading and equities was received.

Total Capitalization	Total Capitalization Attributable to Enstar

Under the eligible capital rules of the Bermuda Monetary Authority (“BMA”), our Preferred Shares qualify as Tier 2 capital when considering the Bermuda Solvency Capital Requirements (“BSCR”).
For purposes of the financial covenants in our credit facilities, total debt excludes hybrid capital (defined as our Junior Subordinated Notes) not exceeding 15% of total capital attributable to Enstar. As of December 31, 2023, we were in compliance with the financial covenants in our credit facilities.
Liquidity and Capital Resources of Holding Company and Subsidiaries

Holding Company Liquidity
As of December 31, 2023, holding company cash and cash equivalents amounted to $6 million (December 31, 2022: $15 million). We conduct substantially all of our operations through our subsidiaries. As such, the potential sources of liquidity to Enstar as a holding company consist of cashflows from our subsidiaries, including dividends, advances and loans, and interest income on loans to our subsidiaries. We have available credit loan facilities, and we have obtained funding through the issuance of senior notes and preferred shares. The holding company also guaranteed our Junior Subordinated Notes issued by one of our subsidiaries in prior years.
In May 2023, we and certain of our subsidiaries, as borrowers and guarantors, amended and restated our existing revolving credit agreement, which we originally entered in August 2018. The amendment and restatement increased the total commitments under the revolving credit facility from $600 million to $800 million and extended the expiry date to May 30, 2028. We have the option to request additional commitments under the facility by up to an aggregate amount of $200 million, which the existing lenders, in their discretion, or new lenders, may provide. Under the amended and restated facility, we may borrow revolving loans or request the issuance of syndicated or fronted letters of credit, in each case on a senior, unsecured basis, and pricing will continue to be based on a per annum rate comprising a reference rate determined based on the type of loan we borrow plus a margin based on our long term senior unsecured debt ratings. As of December 31, 2023, we had $800 million of available unutilized capacity under this unsecured revolving credit agreement.
We use cash to fund new acquisitions of companies. We also utilize cash for our operating expenses associated with being a public company and to pay dividends on our preferred shares and interest and principal on loans from subsidiaries and debt obligations, including loans under our credit facilities, our Senior Notes and our Junior Subordinated Notes.
We may, from time to time, raise capital from the issuance of equity, debt or other securities as we continuously evaluate our strategic opportunities. We filed an automatic shelf registration statement in March 2023 with the SEC to allow us to conduct future offerings of certain securities, if desired, including debt, equity and other securities.
As we are a holding company and have no substantial operations of our own, our assets consist primarily of investments in subsidiaries and our loans and advances to subsidiaries. Dividends from our (re)insurance subsidiaries are restricted by

(re)insurance laws and regulations, as described below. The ability of all of our subsidiaries to make distributions and transfers to us may also be restricted by, among other things, other applicable laws and regulations and the terms of our credit facilities and our subsidiaries’ bank loans and other issued debt instruments. During the year ended December 31, 2023, we did not receive any dividends from, and we did not distribute funds to, our subsidiaries. During the year ended December 31, 2022, we received $614 million in dividends and return of capital from our subsidiaries, comprising $14 million of cash distributions and $600 million in equity securities and settlement of loan receivables. We also distributed $102 million to our subsidiaries.
Based on our group’s current corporate structure with a Bermuda domiciled parent company and the jurisdictions in which we operate, if the cash and cash equivalents held by our foreign subsidiaries were to be distributed to us, as dividends or otherwise, such amount would not be subject to incremental income taxes; however, in certain circumstances withholding taxes may be imposed by some jurisdictions, including by the United States.
Based on existing tax laws, regulations and our current intentions, there were no accruals as of December 31, 2023 for any material withholding taxes on dividends or other distributions.
U.S. Finance Company Liquidity
Enstar Finance is a wholly-owned finance subsidiary under which we have issued our Junior Subordinated Notes. Similar to our holding company, Enstar Finance is dependent upon funds from other subsidiaries to pay any amounts due under the Junior Subordinated Notes in the form of distributions or loans, which may be restricted by, among other things, other applicable laws and regulations and the terms of our credit facilities and our subsidiaries’ bank loans and other issued debt instruments.
Liquidity in Operating Companies
We expect that our operating companies will generate sufficient liquidity, together with our existing capital base and cash and investments acquired and from new business transactions, to meet cash requirements and to operate our business.
Sources of funds to our operating companies primarily consist of cash and investment portfolios acquired on the completion of acquisitions and new business, investment income earned, proceeds from sales and maturities of investments and collection of reinsurance recoverables. We also collect small amounts of premiums and fee and commission income.
Cash balances acquired upon the purchase of (re)insurance companies are classified as cash provided by investing activities, whereas cash from new business is classified as cash provided by operating activities.
The primary uses of funds by our operating companies are claims payments, investment purchases, operating expenses and collateral requirements.
The ability of our (re)insurance subsidiaries to pay dividends and make other distributions is limited by the applicable laws and regulations of the jurisdictions in which our (re)insurance subsidiaries operate, including Bermuda, the United Kingdom, the United States, Australia and Continental Europe, which subject these subsidiaries to significant regulatory restrictions.
These laws and regulations require, among other things, certain of our (re)insurance subsidiaries to maintain minimum capital requirements and limit the amount of dividends and other payments that these subsidiaries can pay to us, which in turn may limit our ability to pay dividends and make other payments.
As of December 31, 2023, our (re)insurance subsidiaries’ capital requirement levels were in excess of the applicable minimum levels required.
Our subsidiaries’ ability to pay dividends and make other forms of distributions may also be limited by our repayment obligations under certain of our outstanding credit facility agreements and other debt instruments. Variability in ultimate loss payments and collateral amounts required may also result in increased liquidity requirements for our subsidiaries.

Sources and Uses of Cash

Cash and cash equivalents decreased by $500 million in 2023, which was largely due to cash used in financing and investing activities of $861 million and $148 million, respectively, partially offset by cash provided by operating activities of $523 million.
Cash and cash equivalents decreased by $762 million in 2022, which was largely due to cash used in investing and financing activities of activities of $919 million and $116 million, respectively, partially offset by cash provided by operating activities of $257 million.
Cash and cash equivalents increased by $495 million in 2021, which was largely due to cash provided by operating activities of $3.8 billion, partially offset by cash used in investing and financing activities of $2.6 billion and $737 million, respectively.
	Analysis of Sources and Uses of Cash
	2023	2022	2021	2023 vs 2022	2022 vs 2021
	(in millions of U.S. dollars)
Operating Cash Flow Activities
Net paid losses	$(2,467)	$(1,680)	$(1,431)	$(787)	$(249)
Cash acquired on completion of acquisitions and new business	502	140	2,015	362	(1,875)
Net sales and maturities of trading securities	1,038	926	3,111	112	(2,185)
Net investment income	574	416	357	158	59
Cash consideration received for novation	94	—	—	94	—
Other sources (uses)	782	455	(251)	327	706
Net cash flows provided by operating activities	$523	$257	$3,801	$266	$(3,544)
Investing Cash Flow Activities
Net sales and maturities (maturities) of AFS securities	173	207	(2,148)	(34)	2,355
Net purchases of other investments	(381)	(1,132)	(580)	751	(552)
Impact of consolidating the opening cash and restricted cash balances of the InRe Fund	—	—	574	—	(574)
Other sources (uses)	60	6	(419)	54	425
Net cash flows used in investing activities	$(148)	$(919)	$(2,573)	$771	$1,654
Financing Cash Flow Activities
Net proceeds from loans	—	138	242	(138)	(104)
Preferred share dividends	(36)	(36)	(36)	—	—
Share repurchases	(531)	(163)	(942)	(368)	779
Acquisition of noncontrolling and redeemable noncontrolling shareholders’ interests in subsidiaries	(294)	—	—	(294)	—
Other uses	—	(55)	(1)	55	(54)
Net cash flows used in financing activities	$(861)	$(116)	$(737)	$(745)	$621
Analysis of Sources and Uses of Cash
Operating Cash Flow Activities
2023 vs 2022: the $266 million increase in cash provided by operating activities was driven by an increase in other sources of cash, primarily generated by the release of funds held balances to cover net paid claims on certain portfolios and an increase in cash received as partial consideration for new business of $362 million, which included the QBE and RACQ LPTs and the AIG transaction in 2023 in comparison to the Argo and Probitas LPTs in 2022, an increase in net investment income received of $158 million and $94 million received in relation to the novation of the Enhanzed Re life reinsurance policies in 2023. This was partially offset by an increase in net paid losses of $787 million, which are being driven by the Aspen, Argo and QBE LPTs we assumed over the past two years.
2022 vs 2021: the $3.5 billion decrease in cash provided by operating activities was driven by a decrease in the net sales and maturities of trading securities of $2.2 billion, which was primarily driven by the deployment of the InRe funds, liquidated in 2021, into other investments in line with our asset allocation strategy. The decrease was further driven by a reduction in cash provided from acquisitions of new business of $1.9 billion, as a result of receiving increased non-cash consideration in 2022, including $1.9 billion of funds held by reinsured companies in relation to the Aspen LPT and $520 million of fixed income securities, AFS, in relation to the Argo LPT, in comparison to 2021. The decrease was partially offset by increases of $706 million from other sources, primarily generated by the release of funds held balances to cover net paid claims on certain portfolios, and $59 million from net investment income received.
Investing Cash Flow Activities
2023 vs 2022: the $771 million decrease in cash used in investing activities was primarily due to a decrease in the net purchases of other investments of $751 million, as the 2022 purchases driven by the deployment of the InRe liquidated funds were significantly more material than the 2023 purchases made in line with our strategic asset allocation and development of funds acquired in the LPT and insurance contract transactions during the year.
2022 vs 2021: the $1.7 billion decrease in cash used in investing activities was primarily due to net sales and maturities of fixed income securities, AFS, of $207 million in 2022, in comparison to net purchases of $2.1 billion in 2021, partially offset by an increase in purchases of other investments, primarily driven by the deployment of the InRe funds, of $552 million.
Financing Cash Flow Activities
2023 vs 2022: the $745 million increase in cash used in financing activities was primarily driven by an increase in share repurchases of $368 million, as a result of repurchasing all of our 1,597,712 outstanding non-voting convertible ordinary shares and 841,735 of our voting ordinary shares in 2023 in comparison to repurchasing 697,580 of our voting ordinary shares in 2022. During 2023, we also acquired the remaining 24.9% equity interest in Enhanzed Re from Allianz for $175 million and the remaining 41.0% equity interest in SSHL from the RNCI holders for partial cash consideration of $119 million. The increase in cash used in financing activities was further driven by a decrease in the net proceeds from loans of $138 million.
2022 vs 2021: the $621 million decrease in cash used in financing activities was primarily driven by the decrease in share repurchases of $779 million, as our 2021 share repurchases were driven by strategic repurchases, including $879 million attributable to the repurchase of Hillhouse Group’s entire interest in Enstar, in addition to a decrease in the net proceeds from loans of $104 million.
Debt Obligations

We utilize debt financing and loan facilities primarily for funding acquisitions and significant new business, investment activities and, from time to time, for general corporate purposes.
Our debt obligations as of December 31, 2023 and 2022 were as follows:
			December 31,
	Origination	Term	2023	2022
			(in millions of U.S. dollars)
4.95% Senior Notes due 2029	May 2019	10 years	$496	$496
3.10% Senior Notes due 2031	August 2021	10 years	496	495
Total Senior Notes			992	991
5.75% Junior Subordinated Notes due 2040	August 2020	20 years	345	345
5.50% Junior Subordinated Notes due 2042	January 2022	20 years	494	493
Total Junior Subordinated Notes			839	838
Total debt obligations			$1,831	$1,829
Under the eligible capital rules of the BMA, the Senior Notes qualify as Tier 3 capital and the Junior Subordinated Notes qualify as Tier 2 capital when considering the BSCR.
We may from time to time seek to retire or purchase our outstanding debt through cash purchases, redemptions and/or exchanges for other securities, in open market purchases, privately negotiated transactions or otherwise. Any such repurchases, redemptions or exchanges will be dependent upon several factors, including our liquidity requirements, contractual restrictions, general market conditions and applicable regulatory, legal and accounting factors.

Credit Ratings
The following table presents our credit ratings as of February 22, 2024:
Credit ratings (1)	Standard and Poor’s	Fitch Ratings
Long-term issuer	BBB+ (Outlook:Stable)	BBB+ (Outlook: Stable)
2029 Senior Notes	BBB+	BBB
2031 Senior Notes	BBB	BBB
2040 and 2042 Junior Subordinated Notes	BBB-	BBB-
Series D and E Preferred Shares	BBB-	BBB-

(1)
Credit ratings are provided by third parties, Standard and Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications.

Agency ratings are not a recommendation to buy, sell or hold any of our securities and may be revised or withdrawn at any time by the issuing organization. Each agency’s rating should be evaluated independently of any other agency’s rating12.
Contractual Obligations

The following table summarizes, as of December 31, 2023, our future payments under material contractual obligations and estimated payments for losses and LAE by expected payment date for the Run-off segment. The table includes only obligations that are expected to be settled in cash.
		Short-term Less than 1 Year	Long Term
	Total		1 - 3 years	3 - 5 years	6 - 10 years	More than 10 Years
	(in millions of U.S. dollars)
Operating Activities
Estimated gross reserves for losses and LAE for the Run-off segment (1)
Asbestos	$1,576	$158	$275	$234	$323	$586
Environmental	312	42	63	48	70	89
General Casualty	4,170	844	876	508	1,039	903
Workers’ compensation/personal accident	1,942	187	320	272	396	767
Marine, aviation and transit	360	149	98	36	34	43
Construction defect	317	112	78	63	48	16
Professional indemnity/ Directors & Officers	2,109	528	647	354	457	123
Motor	828	202	188	94	111	233
Property	338	122	114	54	37	11
Other	441	137	126	57	57	64
Total outstanding losses and IBNR	12,393	2,481	2,785	1,720	2,572	2,835
ULAE	386	77	87	55	74	93
Total estimated gross reserves for losses and LAE for the Run-off segment (1)	12,779	2,558	2,872	1,775	2,646	2,928
Financing Activities
Loan repayments (including estimated interest payments)	2,939	58	180	179	1,297	1,225
Total	$15,718	$2,616	$3,052	$1,954	$3,943	$4,153

(1)
The reserves for losses and LAE represent management’s estimate of the ultimate cost of settling losses. The estimation of losses is based on various complex and subjective judgments. Actual losses paid may differ, perhaps significantly, from the reserve estimates reflected in our consolidated financial statements. Similarly, the timing of payment of our estimated losses is not fixed and there may be significant changes in actual payment activity. The assumptions used in estimating the likely payments due by period are based on our historical claims payment experience and industry payment patterns, but due to the inherent uncertainty in the process of estimating the timing of such payments, there is a risk that the amounts paid in any such period can be significantly different from the amounts disclosed above. The

12
For information on risks related to our credit ratings, refer to “Item 1A. Risk Factors — Risks Relating to Liquidity and Capital Resources” and “Item 1A. Risk Factors — Risks Relating to Ownership of our Shares.”

amounts in the above table represent our estimates of known liabilities as of December 31, 2023 and do not take into account corresponding reinsurance recoverable amounts that would be due to us. Furthermore, certain of the reserves included in the consolidated financial statements as of December 31, 2023 were acquired by us and initially recorded at fair value with subsequent amortization, whereas the expected payments by period in the table above are the estimated payments at a future time and do not reflect the fair value adjustment in the amount payable.
Reserves for Losses and LAE
We generally attempt to match the duration of our investment portfolio to the duration of our liability profile. We generally seek to maintain investment portfolios that are shorter or of equivalent duration to the liabilities in order to provide liquidity for the settlement of losses and, where possible, to avoid having to liquidate longer-dated investments. The settlement of liabilities also has the potential to accelerate the natural payout of losses, which may require additional liquidity. As of December 31, 2023 and 2022, the weighted average durations of our Run-off segment gross reserves for losses and LAE were 4.72 years and 4.65 years, respectively. The increase from 2022 to 2023 was driven by the longer estimated payout period of recently acquired loss reserves, partially offset by shorter average payouts from new acquisitions.
Debt Obligations
The amounts presented in this table represent Enstar’s total debt obligations. Refer to the ‘Debt Obligations’ section above for further details.
Share Repurchases and Dividends

We believe that the best investment is in our business, by funding future transactions and meeting our financing obligations. We may choose to return value to shareholders in the form of share repurchases or dividends. To date, we have not declared any dividends on our ordinary shares. For details on our share repurchase programs and strategic share repurchases, refer to Note 20 to our consolidated financial statements. We may re-evaluate this strategy from time to time based on overall market conditions and other factors.
We have 16,000 Series D Preferred Shares with an aggregate liquidation value of $400 million and 4,400 Series E Preferred Shares with an aggregate liquidation value of $110 million. The dividends on both Series of Preferred Shares are non-cumulative and may be paid quarterly in arrears, only when, as and if declared.
Any payment of common or preferred dividends must be approved by our Board. Our ability to pay ordinary and preferred dividends is subject to certain restrictions.
Off-Balance Sheet Arrangements

As of December 31, 2023, we have entered into certain investment commitments and parental guarantees13. We do not believe it is reasonably likely that these arrangements will have a material unplanned current or future effect on our financial condition as they are considered in normal course of business and on-going stress testing.
We also utilize unsecured and secured letters of credit14 (“LOCs”) and a deposit facility.
The following table represents our outstanding unfunded investment commitments and letters of credit by duration as of December 31, 2023:
	Short-term Less than 1 Year	Long Term More than 1 Year	Total
	(in millions of U.S. dollars)
Investing Activities
Unfunded investment commitments	410	1,319	1,729
Financing Activities
Letters of credit	—	1,780	1,780

13
Refer to Note 26 to our consolidated financial statements for further details.

14
Refer to Note 18 to our consolidated financial statements for further details.

Critical Accounting Estimates

We believe the following accounting policies are most dependent on significant judgments and estimates used in the preparation of our financial statements.
Losses and LAE

Run-off
Losses and LAE liabilities represent our best estimate of the ultimate remaining liability for unpaid losses and LAE for incurred claims as of the balance sheet date. This includes provisions for claims that have been reported but are unpaid at the balance sheet date (Outstanding Loss Reserves, or “OLR”) and for obligations on claims that have been incurred but not reported (“IBNR”) at the balance sheet date. IBNR may also include provisions to account for the possibility that reported claims may settle for amounts that differ from the established case reserves as well as the potential for closed claims to re-open.
Establishing loss reserves can be complex and is subject to considerable uncertainty. Because a significant amount of time can lapse between our assumption of the risk, the occurrence of a loss event, the reporting of the event to us and the ultimate payment of the claim on the loss event, the liability for unpaid losses and LAE is based largely upon estimates. Certain types of exposure, typically latent health exposures such as asbestos-related claims, have inherently long reporting delays, in some cases many years, from the date a loss occurred to the manifestation and reporting of a claim and ultimately until the final settlement of the claim, and that could impact the amount of reliance we place on our actual historical data.
We use considerable judgment in the process of developing these estimates of loss reserves, which involves uncertainty in several areas, including use of actual or industry data for model inputs, and various projection assumptions and judgements depending on product lines, coverage type, or policy year. We may record additional estimates based upon our judgement as to the applicability of the facts, circumstances and external environment to each portfolio.
As of December 31, 2023 and 2022, IBNR reserves (net of reinsurance balances recoverable) accounted for $5.4 billion, or 46.9%, and $6.1 billion, or 51.3%, respectively, of our total Run-off net losses and LAE reserves, excluding ULAE15.
Our estimate of loss reserves for each portfolio generally relies on the following key judgments:

•
The degree of reliance upon historic actual claims trends or industry data for claims trends.

•
Separation of each portfolio into homogenous data sets, generally by line of business, or reserving class.

•
Methods used in analyzing and projecting potential reserve positions and the mix of methods selected to form an aggregate reserve position for each portfolio16.

•
Our degree of reliance or adjustment as a result of external factors such as economic conditions (inflation and unemployment statistics), legal conditions (judicial rulings in each relevant jurisdiction) and social & environmental factors (medical cost trends, changes in regulations or public health).

•
Consideration of additional information such as changes in claims handling activities, third party claims operating reviews, third party actuarial reviews or changes in our reinsurance programs.

Judgments are based on numerous factors and may be revised as additional data becomes available, as new or improved methods are developed, or as laws change. This means that ultimate loss payments may differ from the losses and LAE estimate made at the balance sheet date.
In addition, key assumptions are made within each method, although the sensitivity to each assumption may vary within each method and even within each reserving class and accident year of each method. Such assumptions would include:

•
Loss development factors are used to extrapolate current losses on an accident year to our full expected losses based upon judgements of historical trends on earlier accident years.

•
Tail factors further extrapolate our longer tailed lines where payments expected in later years or decades can be more uncertain than settlements that preceded them both in the timing and amount of cash flows. As such, lines with more expected payments in the tail are more sensitive to tail assumptions.

•
Expected loss ratios are used for years where we do not yet have credible experience.

15
For a breakdown of our Run-off gross and net losses and LAE reserves by line of business, and ULAE, as of December 31, 2023 and 2022, refer to Note 11 to our consolidated financial statements.

16
Refer to Note 11 to our consolidated financial statements for further description of the methodologies used for establishing reserves.

•
Loss cost trend factors are used to extrapolate future loss expectations based upon observed trends.

We perform, at least annually, a formal review process of each portfolio of reserves in accordance with Actuarial Standards of Practice. These reviews may be performed using internal or independent credentialed actuaries.
In addition, we project expected paid and incurred loss development for each class of business, which is monitored on a quarterly basis. Should actual paid and incurred development differ significantly from the expected paid and incurred development, we will investigate the cause and, in conjunction with our actuaries, consider whether any adjustment to total loss reserves is required.
Adjustments resulting from changes in our estimates are recorded in the period when such adjustments are determined. The ultimate liability for losses and LAE is likely to differ from the original estimate due to a number of factors, primarily consisting of the overall claims activity occurring during any period, including the completion of commutations of assumed liabilities and ceded reinsurance receivables, policy buy-backs and general incurred claims activity.
Loss Reserving (Latent Claims)
Sensitivity to Underlying Assumptions of our Actuarial Methods
While we believe our reserve for losses and LAE at December 31, 2023 is reasonable, the estimation of these reserves is a complex process that depends on a number of factors and assumptions. As noted previously, our best estimate of our loss reserves involves considerable judgement, considering the results from a number of reserving methodologies. Therefore, these estimates are susceptible to changes in assumptions. We consider each of the following sensitivities a reasonable deviation for the key assumptions for each of our significant lines of business.
Line of Business	Net Reserves	Sensitivity	Estimated range in variation
(in millions of U.S. Dollars)
Asbestos	$1,51717	+/- 10% in expected number of claims	+/-$	115
		+/- 10% in average indemnity	+/-$	150
		+/- 10% in tail costs (5+ years)	+/-$	190
General Casualty	4,068	+/- 1% in loss cost trend	+/-$	265
Workers’ Compensation	1,741	+/- 2.5% increase in medical inflation	+/-$	360
Professional Indemnity/Directors and Officers	1,985	+/- 2.5% in loss cost trend	+/-$	185
Motor	655	+/- 2.5% in loss cost trend	+/-$	40
Asbestos - Reserve estimates for this line are subject to greater variability than reserves for more traditional exposures. Claims are spread across multiple policy years based on the still evolving case law in various jurisdictions and inconsistent court decisions and judicial interpretations, making historical development patterns unreliable to forecast the future claim payments. A key consideration in setting our asbestos reserves is the volume of future claim filings, and the average indemnity of those claims.
General Casualty - This is a long tail class of business with long reporting and paid developing factors, and we generally use a combination of reserving methodologies on this line. Because of the long tail nature, the reserves are susceptible to variation in loss development factors and loss cost trends that may develop over an extended period of time over multiple accident years. A key assumption in setting our general casualty reserves is the provision for claim payments in the tail.
Workers’ Compensation - We generally use a combination of loss development and expected loss ratio methods due to the long tail nature of this line. A portion of our workers’ compensation reserves cover medical expense for future treatments of injured workers. Given the long development patterns associated with workers’ compensation business, these claims are exposed to medical inflation.
Professional Indemnity/Directors and Officers - Due to the nature of this line, there is increased uncertainty in the number and severity of claims, which results in an expectation of high volatility and uncertainty in loss trends.
Motor - This business is generally more short tail in nature, and the majority of the claims are resolved within a few years of occurrence. A key component in estimating motor reserves is the severity of claims.
Asbestos Claims
A number of our subsidiaries, and counterparties who underwrote the insurance policy portfolios we assumed, have exposure to bodily injury claims from alleged exposure to asbestos.

17

•
The United States asbestos exposure arises mainly from general liability insurance policies underwritten prior to 1986, which our subsidiaries or counterparties either wrote directly, on a primary or excess basis, or as reinsurance.

•
Our United Kingdom asbestos exposures emanate from Employers’ Liability insurance policies written in 2005 and prior.

Asbestos bodily injury claims differ from other bodily injury claims due to the long latency period for asbestos, which often triggers a policyholder’s coverage over multiple policy periods. The long latency period, combined with the lack of clear judicial precedent with respect to coverage interpretations and expanded theories of liability, increases the uncertainty of the asbestos claim reserve estimates.
As of December 31, 2023 and 2022, the net loss reserves for asbestos-related claims comprised 13.0% and 13.6%, respectively, of total Run-off net reserves for losses and LAE liabilities excluding ULAE. In addition as of December 31, 2023 and 2022, we also had $734 million and $786 million of defendant asbestos liabilities, respectively18.
Environmental Claims
Our subsidiaries and counterparties who underwrote the insurance policy portfolios we assumed have exposure to environmental claims from general liability insurance policies written prior to the mid-1980s, that were not specifically written to cover damage to the environment from gradual releases of pollutants. Similar to asbestos, there is additional uncertainty with respect to environmental reserves as compared to other general liability exposures. This added uncertainty is due to the multiple policy periods and allocation of claims to policy years, number of solvent potentially responsible parties at any site, ultimate cost of the remediation, the number of ultimate sites and changes to judicial precedence.
As of December 31, 2023 and 2022, the net loss reserves for environmental pollution-related claims comprised 2.6% and 2.8%, respectively, of total Run-off net reserves for losses and LAE excluding ULAE. In addition, at both December 31, 2023 and 2022 we had $10 million of accrued direct environmental liabilities19.
Asbestos and Environmental Reserving
The ultimate losses from A&E claims cannot be estimated using traditional actuarial reserving methods that extrapolate losses to an ultimate basis using loss development, and therefore we use alternative projection methods. Claims are spread across multiple policy years based on the still evolving case law in each jurisdiction, making historical development patterns unreliable to forecast the future claim payments. Our estimate of loss reserves for A&E claims relies on the following key factors and judgements:

•
The degree of reliance or adjustment based on the legal and social environment, to which these liabilities are particularly sensitive. The current legal environment and the impact of specific settlements that may be used as precedents to settle future claims are key with these types of claims.

•
The degree of reliance upon actual claims data and trends or industry data for claims trends.

•
Methods used in analyzing and projecting potential reserve positions and the mix of methods selected to form an aggregate reserve position for each portfolio20.

Judgements are based on numerous factors and may be revised as additional data becomes available, as new or improved methods are developed, or as laws change. This means that ultimate loss payments may differ from the losses and LAE estimate made at the balance sheet date.
Key assumptions are made within each method, although the sensitivity to each assumption may vary within each method and even within each reserving class and accident year of each method. When the asbestos exposure analysis (frequency and severity) method is applied, such assumptions would include:

•
Trends with respect to average claim indemnity, which are used to extrapolate future claim costs.

•
Trends in claim filing patterns, which will be used to estimate the number of future claims.

We also use a combination of additional actuarial methods, including the paid survival ratio, paid market share, decay factor, and other methods to periodically reevaluate the continued reasonableness of recorded loss reserves.

18
As described in Note 13 in our consolidated financial statements.

19
As described in Note 13 in our consolidated financial statements.

20
Refer to Note 11 in our consolidated financial statements, for further description of the methodologies used for establishing reserves.

Change in Reserve Assumptions

Changes in reserve estimates can be driven by updated experience and by changes in assumptions. These are linked as updated information leads to changes in assumptions. We have estimated what portion of changes in ultimate losses from acquisition years 2014 to 2023 are attributable to experience and what portion are attributable to assumptions.
Line of Business	Change in Ultimate Losses	Change due to Experience	Change due to Assumptions
Asbestos	0.9%	0.8%	0.1%
General Casualty	2.1%	0.7%	1.4%
Workers’ Compensation	(5.9)%	(3.1)%	(2.8)%
Professional Indemnity/Directors and Officers	(0.3)%	(2.4)%	2.1%
Motor	(1.1)%	(0.1)%	(1.0)%
Defendant asbestos and environmental liabilities

Defendant A&E liabilities on our consolidated balance sheets include amounts for indemnity and defense costs for pending and future claims, determined using standard actuarial techniques for asbestos-related exposures. Defendant A&E liabilities also include amounts for environmental liabilities associated with our properties. These are non-insurance liabilities since they are held by non-insurance subsidiaries and are presented separately on our consolidated balance sheets. These reserves will be sensitive to similar industry trends and assumptions as observed in our A&E reserves as described under the Loss and LAE section above, specifically claim trends and indemnity. However, we use utilize different methodologies to estimate the defendant A&E liabilities as compared to our loss reserves21.
Key drivers for this estimate are the amount of future claim filings and average indemnity, which are key indicators of the amount of liabilities. The table below provides sensitivities of these drivers for defendant A&E.
Net Liability	Sensitivity	Estimated Range in Variation
(in millions of U.S. Dollars)
	+/- 10% in expected number of claims	+/-$	40
$527	+/- 10% in average indemnity	+/-$	55
Change in Liability Assumptions
Similar to reserves, changes in defendant A&E liabilities can be driven by updated experience and by changes in assumptions. These are linked as updated information leads to changes in assumptions. We have estimated what portion of changes in the liabilities are attributable to experience and what portion are attributable to assumptions22.
Change in Total Liability	Change due to Experience	Change due to Assumptions
(in millions of U.S. Dollars)
$1	$1	$—
Valuation Allowances on Deferred Tax Assets

At each balance sheet date, we assess the need to establish a valuation allowance that reduces deferred tax assets (including those generated from operations as well as those acquired in business combinations) when it is more likely than not that all, or some portion, of the deferred tax assets will not be realized.
The determination of the need for a valuation allowance is based on all available information including

•
projections of future taxable income;

•
our forecast of future taxable income considers several factors, including actual net income in recent years, future sustainability and likelihood of positive earnings; and

•
tax planning strategies.

Projections of future taxable income incorporate assumptions of future business and operations that may differ from actual experience.

21
As described in Note 13 in our consolidated financial statements.

22
For information on our defendant A&E liabilities, refer to Note 2 and Note 13 in our consolidated financial statements.

If our assumptions and estimates that resulted in our forecast of future taxable income prove to be incorrect, an additional valuation allowance could become necessary, which could have a material adverse effect on our financial condition.
From 2022 to 2023, we recorded a net decrease in our valuation allowance of $25 million, primarily due to a $27 million partial valuation allowance release and utilization of $5 million of deferred tax assets in the U.S. jurisdiction. In the U.K. and EU jurisdictions, we recorded a valuation allowance increase of $16 million primarily due to the losses for which a net tax benefit was not recognized for the period. The remaining valuation allowance releases totaling $9 million relate to a reduction in deferred tax assets associated with decreases in unrealized losses on investment securities reported in AOCI in the U.S. and U.K. jurisdictions. In assessing the recoverability of the DTA, we consider forecasts of future income for our U.S. business using assumptions about future macroeconomic and company specific conditions and events. While our forecasts of future taxable income have remained consistent, these forecasts are judgmental and involve a level of uncertainty, such that a 10% increase to forecasted future income could decrease the valuation allowance by up to 4% or $6 million and a 10% decrease to forecasted future income could increase the valuation allowance by up to 8% or $12 million23.
Bermuda Corporate Income Tax

In December 2023, legislation implementing a Corporate Income Tax Act 2023 (“the Act”) in Bermuda was enacted. The Bermuda income tax regulations aim to closely align with the global anti-base erosion rules of the Organization for Economic Co-operation and Development to ensure consistent and predictable tax outcomes. The Act includes a provision referred to as the Economic Transition Adjustment (“ETA”), which is intended to provide a fair and equitable transition into the tax regime.
The ETA allows Bermuda subject entities to establish tax basis in the assets and liabilities of such Bermuda entities (as of September 30, 2023 (the “Basis Valuation Date”)) using fair values which results in deductible and taxable temporary differences which are reflected as deferred income tax assets and liabilities in the financial statements. For each asset and liability subject to the adjustment, the amount of the adjustment would generally be the difference, as of the Basis Valuation Date, between each asset/liability’s fair market value and the carrying value of the item in the consolidated financial statements. As the ETA is assessed based on fair value only as of the Basis Valuation Date, it is not subsequently reassessed and therefore, not subject to any sensitivities to changes in fair value.
The application of the ETA resulted in our recognition of a deferred tax asset of $205 million in 2023. We have not recorded a valuation allowance against these deferred tax assets as of December 31, 2023.24
The most significant deferred tax asset recognized relates to the fair value adjustments for the liability for losses and LAE. We used an internal model to calculate the fair value of the liability for losses and LAE, which is consistent with the model used for the liability for losses and LAE under contracts for which we had elected the fair value option.25
We may be required to change our provision for income taxes when estimates used in determining valuation allowances on deferred tax assets change, or when receipt of new information indicates the need for adjustment in valuation allowances, however, such changes would need to be significant to establish a valuation allowance. Additionally, future events, such as changes in Bermuda tax laws and tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported on the financial statements in the year these changes occur.
Level 3 Fair Value Measurements

Level 3 Investments
We measure fair value using a standard hierarchy based on the quality of inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Level 3 fair value measurements are based on unobservable inputs where there is little or no market activity. We utilize unadjusted third party pricing sources and internal valuation models to determine these fair values. Our assessment of the significance of these unobservable inputs to the fair value measurement requires judgement.

23
For information on valuation allowances on deferred tax assets, refer to “Income Taxes” within Note 2 in our consolidated financial statements.

24
For additional information on our income taxes, including the Bermuda corporate income tax, refer to Item 1A and Note 23 to the consolidated financial statements.

25
Refer to Fair Value Option — Insurance Contracts within the Critical Accounting Estimates for additional information on the model and key assumptions used to calculate the fair value of the liability for losses and LAE.

Our Level 3 investments consist primarily of privately held equity securities, and we value these securities using observable and unobservable inputs. While the observable inputs are based on readily available market data, the unobservable inputs involve increased uncertainty and judgement in their selection and application. Key drivers of the valuation are the peer multiple and the expected term (in years). The peer multiple is calculated from a group of peer companies and that multiple is then applied to the invested company as a key input to calculate the value. The expected term is used in the option pricing model as a key input to calculate the value of the privately held equity securities. The option pricing model is only used for one investment which has a more complex securities structure that includes different liquidation preferences for each security class. We consider the following sensitivity a reasonable deviation for this key input:
Sensitivity	Investments	Estimated Range in Variation
	(in millions of U.S. dollars)
+/- 10% peer multiple	$265	+/- $26
+/- 3 year exit term	$181	+/- $22
Fair Value Option - Insurance Contracts
We have elected to apply the fair value option for certain reinsurance contracts including, loss portfolio transfers (“LPTs”) and reinsurance to close (“RITC”) transactions. This is an irrevocable election that applies to all balances under the reinsurance contract, including reinsurance balances recoverable on paid and unpaid losses and the liability for losses and LAE. The primary reason for electing the fair value option was to reduce the earnings volatility created by carrying the liabilities for losses and LAE at cost and the assets supporting those liabilities at fair value. During 2017 and 2018, we elected the fair value option on certain LPTs and classified the supporting portfolio investments as trading securities, whereby all changes in fair value were recorded in the statements of operations. Commencing in 2019, we discontinued electing the fair value option on new business in order to better align with our evolving investment objectives.
The fair value of the liability for losses and LAE and reinsurance recoverable under these contracts is presented separately in our consolidated balance sheet as of December 31, 2023 and 2022. Changes in the fair value of the liability for losses and LAE and reinsurance balances recoverable on paid and unpaid losses are included in net incurred losses and LAE in our consolidated statement of operations.
We use an internal model to calculate the fair value of the liability for losses and LAE and reinsurance recoverable asset for certain retroactive reinsurance contracts where we have elected the fair value option.
The fair value is calculated as the aggregate of discounted cash flows plus a risk margin.
The discounted cash flow approach uses:

i.
estimated nominal cash flows based upon an appropriate payment pattern developed in accordance with actuarial methods and

ii.
a discount rate based upon high quality rated corporate bond yields plus a credit spread for non-performance risk. The model uses corporate bond rates across the yield curve depending on the estimated timing of the future cash flows and specific to the currency of the risk.

The risk margin was calculated using the present value of the cost of capital. The cost of capital approach uses

i.
projected capital requirements,

ii.
multiplied by the risk cost of capital representing the return required for non-hedgeable risk based upon the weighted average cost of capital less investment income, and

iii.
discounted using the weighted average cost of capital.

The fair value model uses a combination of observable and unobservable inputs in its use and application. While the observable inputs are based on readily available market data, the unobservable inputs involve increased uncertainty and judgement in their selection and application. Specifically, the risk margin calculated is dependent on the following inputs:

a.
Yield curve using high quality rated corporate bond rates across different currencies, notably the British Pound, US dollar, and the Euro.

b.
Weighted average cost of capital (“WACC”), which represents a proxy for the industry cost of capital, and is calculated utilizing various inputs.

c.
Average payout of the liabilities, which reflects the timing of expected future claim payments.

We consider the following sensitivity a reasonable deviation for these key assumptions26:
Net Fair Value Liabilities	Sensitivity	Estimated Range in Variation
(in millions of U.S. dollars)
$ 946	+/- 50bps WACC	+/- $5
$ 946	+/- 1 year in average payout	+/- $30
$ 946	+/- 50bps yield curve	+/- $25
While the yield curve is an observable input since it is based on readily determinable corporate bond rates, it generally has the biggest impact to the fair value in a given year apart from changes in loss estimates. During 2023, there was substantial volatility in the yield curves and a net $18 million increase in the liability. In 2022, there was a $21 million decrease in the liability due to a 0.45% increase in the credit spread for non-performance risk as credit spreads had widened with the increase in yield curve. This assumption remained unchanged during 2023.
The WACC remained unchanged from 2020 until 2023 when it was increased by 0.50%, resulting in a $7 million increase in the liability.
The average payout period of the liability is adjusted every period to reflect actual net payments during the period and expected future payments, and any acceleration or deceleration of the estimated payment pattern will impact the average payout period that would result in an impact to the value of the liability. Changes in the average payout period resulted in a $32 million increase in the liability, which contributed to the majority of the $78 million increase in the fair value of liabilities during 2023 along with the volatility in the yield curves.
During 2023, there was a slight deceleration in the payment pattern, which increased the average payout period and resulted in a $1 million decrease to the liability.
Recently Issued Accounting Pronouncements Not Yet Adopted27
We have summarized below Accounting Standard Updates (“ASUs”) issued by the Financial Accounting Standards Board (“FASB”) during 2023 that may have an impact to Enstar but have not yet been adopted:
ASU	Date Issued	Summary of Guidance	Effective Date	Expected Impact to Enstar
ASU 2023-07 - Improvements to Reportable Segment Disclosures	November 2023	Amends required disclosures under Topic 280 - Segment Reporting, including the requirement to include annual disclosures on an interim basis and permitting one or more additional measures of segment profit or loss if used by the CODM in assessing segment performance and allocating resources, among other changes.	Annual reporting periods beginning after December 15, 2023 and interim periods beginning after December 31, 2024. Must be applied retrospectively. Early adoption permitted.	We will be required to expand our segment disclosures. We are currently determining the period in which the new guidance will be adopted.
ASU 2023-09 - Improvements to Income Tax Disclosures	December 2023	Amends required disclosures under Topic 740 - Income Taxes, including the requirement to disclose specific categories and other reconciling items above a 5% threshold within the rate reconciliation and additional disaggregation of income taxes paid, among other changes.	Annual reporting periods beginning after December 15, 2024. Should be applied prospectively, however, retrospective application is permitted. Early adoption is permitted.	We will be required to expand our income tax disclosures. We are currently determining the period in which the new guidance will be adopted and whether we elect to adopt it on a prospective or retrospective basis.

26
The observable and unobservable inputs used in the model are further described in Note 14 in our consolidated financial statements.

27
See Note 2 to the consolidated financial statements for a more detailed discussion of recently issued accounting pronouncements not yet adopted, as well as newly adopted accounting pronouncements.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The following risk management discussion and the estimated amounts generated from the sensitivity analysis presented are forward-looking statements of market risk assuming certain market conditions occur. Future results may differ materially from these estimated results due to, among other things, actual developments in the global financial markets, changes in the composition of our investment portfolio or changes in our business strategies. The results of the analysis we use to assess and mitigate risk are not projections of future events or losses. See “Cautionary Statement Regarding Forward-Looking Statements” for additional information regarding our forward-looking statements.
We are principally exposed to four types of market risk: interest rate risk; credit risk; equity price risk and foreign currency risk. Our policies to address these risks in 2023 are not materially different than those used in 2022, and based on our current knowledge and expectations, we do not currently anticipate significant changes in our market risk exposures or in how we will manage those exposures in future reporting periods. However, due to the ongoing uncertainty and volatility in financial markets as a result of continued inflationary pressure, ongoing disruptions and decoupling of supply chains, geopolitical conflicts and tensions and various governmental responses thereto, we expect interest rates, credit spreads and global equity markets to remain volatile in the near-term. Furthermore, inflation and tightening of financial conditions by global central banks have increased the risk of defaults across many industries. As a result, we continue to closely monitor market risk during this time.
Interest Rate and Credit Spread Risk

Interest rate risk is the price sensitivity of a security to changes in interest rates. Credit spread risk is the price sensitivity of a security to changes in credit spreads. Our investment portfolio and funds held - directly managed includes fixed maturity and short-term investments, whose fair values will fluctuate with changes in interest rates and credit spreads. We attempt to maintain adequate liquidity in our fixed income securities portfolio with a strategy designed to emphasize the preservation of our invested assets and provide sufficient liquidity for the prompt payment of claims, contract liabilities and future policyholder benefits, as well as for settlement of commutation payments. We also monitor the duration and structure of our investment portfolio.
The following tables, presented on a consolidated, Run-off and Legacy Underwriting business and Assumed Life business basis (Assumed Life is only presented as of December 31, 2022, as all operations of the segment were ceased during 2023), summarize the aggregate hypothetical change in fair value from an immediate parallel shift in the treasury yield curve, assuming credit spreads remain constant in our fixed maturity and short-term investments portfolio classified as trading and AFS, our funds held directly managed portfolio and our fixed income funds and our fixed income exchange-traded funds, and excludes investments classified as held-for-sale:
	Consolidated
	Interest Rate Shift in Basis Points
As of December 31, 2023	-100	-50	—	+50	+100
	(in millions of U.S. dollars)
Total Market Value (1)	$10,600	$10,364	$10,139	$9,925	$9,721
Market Value Change from Base	4.5%	2.2%	—	(2.1)%	(4.1)%
Change in Unrealized Value	$461	$225	$—	$(214)	$(418)
As of December 31, 2022	-100	-50	—	+50	+100
Total Market Value (1)	$10,794	$10,513	$10,246	$9,993	$9,755
Market Value Change from Base	5.3%	2.6%	—	(2.5)%	(4.8)%
Change in Unrealized Value	$548	$267	$—	$(253)	$(491)

(1)
Excludes equity exchange-traded funds of $38 million and $439 million for the years ended December 31, 2023 and 2022, respectively, which are included in the Equity Price Risk section below.

	Run-off and Legacy Underwriting
	Interest Rate Shift in Basis Points
As of December 31, 2023	-100	-50	—	+50	+100
	(in millions of U.S. dollars)
Total Market Value (1)	$10,600	$10,364	$10,139	$9,925	$9,721
Market Value Change from Base	4.5%	2.2%	—%	(2.1)%	(4.1)%
Change in Unrealized Value	$461	$225	$—	$(214)	$(418)
As of December 31, 2022	-100	-50	—	+50	+100
Total Market Value (1)	$9,773	$9,550	$9,338	$9,136	$8,945
Market Value Change from Base	4.7%	2.3%	—%	(2.2)%	(4.2)%
Change in Unrealized Value	$435	$212	$—	$(202)	$(393)

(1)
Excludes equity exchange-traded funds of $38 million and $439 million as of December 31, 2023 and December 31, 2022, respectively, which are included in the Equity Price Risk section below.

	Assumed Life
	Interest Rate Shift in Basis Points
As of December 31, 2022	-100	-50	—	+50	+100
Total Market Value	$1,021	$963	$908	$857	$810
Market Value Change from Base	12.4%	6.1%	—%	(5.6)%	(10.8)%
Change in Unrealized Value	$113	$55	$—	$(51)	$(98)
Actual shifts in interest rates may not change by the same magnitude across the maturity spectrum or on an individual security and, as a result, the impact on the fair value of our fixed maturities, short-term investments, funds held - directly managed, fixed income funds and fixed income exchange-traded funds may be materially different from the resulting change in value indicated in the tables above.
The following tables, presented on a consolidated, Run-off and Legacy Underwriting business and Assumed Life business basis, summarize the aggregate hypothetical change in fair value from an immediate parallel shift in credit spreads assuming interest rates remain fixed, in our fixed maturity and short-term investments portfolio classified as trading and AFS, our funds held directly managed portfolio, our fixed income funds and our fixed income exchange-traded funds, and excludes investments classified as held-for-sale:
	Consolidated
	Credit Spread Shift in Basis Points
As of December 31, 2023	-100	-50	—	+50	+100
	(in millions of U.S. dollars)
Total Market Value (1)	$10,589	$10,360	$10,139	$9,928	$9,725
Market Value Change from Base	4.4%	2.2%	—	(2.1)%	(4.1)%
Change in Unrealized Value	$450	$221	$—	$(211)	$(414)
As of December 31, 2022	-100	-50	—	+50	+100
Total Market Value (1)	$10,797	$10,515	$10,246	$9,991	$9,749
Market Value Change from Base	5.4%	2.6%	—	(2.5)%	(4.9)%
Change in Unrealized Value	$551	$269	$—	$(255)	$(497)

(1)
Excludes equity exchange-traded funds of $38 million and $439 million for the years ended December 31, 2023 and December 31, 2022, respectively, which are included in the Equity Price Risk section below.

	Run-off and Legacy Underwriting
	Credit Spread Shift in Basis Points
As at December 31, 2023	-100	-50	—	+50	+100
	(in millions of U.S. dollars)
Total Market Value (1)	$10,589	$10,360	$10,139	$9,928	$9,725
Market Value Change from Base	4.4%	2.2%	—%	(2.1)%	(4.1)%
Change in Unrealized Value	$450	$221	$—	$(211)	$(414)
As at December 31, 2022	-100	-50	—	+50	+100
Total Market Value (1)	$9,771	$9,550	$9,338	$9,136	$8,943
Market Value Change from Base	4.6%	2.3%	—%	(2.2)%	(4.2)%
Change in Unrealized Value	$433	$212	$—	$(202)	$(395)

(1)
Excludes equity exchange-traded funds of $38 million and $439 million as of December 31, 2023 and December 31, 2022, respectively, which are included in the Equity Price Risk section below.

	Assumed Life
	Credit Spread Shift in Basis Points
As at December 31, 2022	-100	-50	—	+50	+100
Total Market Value	$1,026	$965	$908	$855	$806
Market Value Change from Base	13.0%	6.3%	—%	(5.8)%	(11.2)%
Change in Unrealized Value	$118	$57	$—	$(53)	$(102)
Credit Risk

Credit risk relates to the uncertainty of a counterparty’s ability to make timely payments in accordance with contractual terms of the instrument or contract. We are exposed to direct credit risk primarily within our portfolios of fixed maturity and short-term investments, through customers, brokers and reinsurers in the form of premiums receivable and reinsurance balances recoverable on paid and unpaid losses, respectively, and through ceding companies who retain premium owed to us as collateral for the payment of claims, each as discussed below.
Fixed Maturities and Short-Term Investments

As a holder of $9.5 billion of fixed maturity and short-term investments, including fixed maturities within our funds held - directly managed, we also have exposure to credit risk as a result of investment ratings downgrades or issuer defaults. In an effort to mitigate this risk, our investment portfolio consists primarily of investment grade-rated, liquid, fixed maturities of short-to-medium duration. At December 31, 2023, 36.0% of our fixed maturity and short-term investment portfolio was rated AA or higher by a major rating agency (December 31, 2022: 36.9%) with 4.8% rated lower than BBB- or non-rated (December 31, 2022: 6.5%). The portfolio as a whole, including cash, restricted cash, fixed maturity and short term investments and funds held - directly managed, had an average credit quality rating of A+ as of December 31, 2023 (December 31, 2022: A+). In addition, we manage our portfolio pursuant to guidelines that follow what we believe are prudent standards of diversification. The guidelines limit the allowable holdings of a single issue and issuers and, as a result, we believe we do not have significant concentrations of credit risk.
A summary of our fixed maturity and short-term investments by credit rating is as follows:
Credit rating	2023	2022	Change
AAA	14.1%	23.3%	(9.2)%
AA	21.4%	13.6%	7.8%
A	39.9%	33.4%	6.5%
BBB	20.4%	23.2%	(2.8)%
Non-investment grade	3.7%	6.0%	(2.3)%
Not rated	0.5%	0.5%	—%
Total	100.0%	100.0%
Average credit rating	A+	A+

Reinsurance Balances Recoverable on Paid and Unpaid Losses

We have exposure to credit risk as it relates to our reinsurance balances recoverable on paid and unpaid losses. Our (re)insurance subsidiaries remain liable to the extent that retrocessionaires do not meet their contractual obligations and, therefore, we evaluate and monitor concentration of credit risk among our reinsurers28.
Funds Held

Under funds held arrangements, the reinsured company has retained funds that would otherwise have been remitted to our reinsurance subsidiaries. The funds held balance is credited with investment income and losses payable are deducted. We are subject to credit risk if the reinsured company is unable to honor the value of the funds held balances, such as in the event of insolvency. Our funds held are presented as a single category within our consolidated balance sheets. Funds held upon which we receive the underlying portfolio investment returns and the contractual right to direct the asset allocation strategies are known as “Funds held - directly managed”, and funds held where we receive a fixed crediting rate or other contractually agreed return are known as “Funds held by reinsured companies”. Both types of funds held are subject to credit risk. We routinely monitor the creditworthiness of reinsured companies with whom we have funds held arrangements. As of December 31, 2023, we had funds held concentrations to reinsured companies exceeding 10% of shareholders’ equity of $4.8 billion (December 31, 2022: $5.0 billion) in aggregate. However, we generally have the contractual ability to offset any shortfall in the payment of the funds held balances with amounts owed by us to the reinsured for losses payable and other amounts contractually due.
Equity Price Risk

Our portfolio of equity investments, excluding our fixed income exchange-traded funds but including the equity funds, has exposure to equity price risk, which is the risk of potential loss in fair value resulting from adverse changes in stock prices. Our fixed income exchange-traded funds are excluded from the below analysis and have been included within the interest rate and credit spread risk analysis above, as these exchange-traded funds are part of our fixed income investment strategy and are backed by fixed income instruments. The following table summarizes the aggregate hypothetical change in fair value from a 10% decline in the overall market prices of our equities at risk:
	2023	2022	Change
	(in millions of U.S. dollars)
Publicly traded equity investments in common and preferred stocks	$275	$385	$(110)
Privately held equity investments in common and preferred stocks	344	358	(14)
Private equity funds	1,617	1,282	335
Equity funds	4	3	1
Equity exchange traded funds	38	439	(401)
Fair value of equities at risk	$2,278	$2,467	$(189)
Impact of 10% decline in fair value	$228	$247	$(19)
Hedge Funds

As of December 31, 2023, we had investments of $491 million (December 31, 2022: $549 million) in hedge funds, included within our other investments, at fair value, that have exposure to interest rate, credit spread, and equity price risk given the underlying assets in those funds.
As of December 31, 2023 and 2022, the impact of a 10% decline in the fair value of these investments would have been $49 million and $55 million, respectively.
Convertible Bonds

As of December 31, 2023, we had investments of $20 million (December 31, 2022: $233 million) in convertible bonds, included within our fixed income portfolio, that have exposure to equity price risk given the embedded derivatives in those investments.

28
A discussion of our reinsurance balances recoverable on paid and unpaid losses is in Note 9 in our consolidated financial statements.

As of December 31, 2023, a 10% decline in the underlying equity prices would result in a less than $1 million (December 31, 2022: $8 million) decline in the fair value of these investments. The sensitivity of the convertible bonds to interest rate and credit spread shocks have been included in the interest rate and credit spread analysis above.
Foreign Currency Risk

The table below summarizes our net exposures as of December 31, 2023 and 2022 to foreign currencies:
	AUD	CAD	EUR	GBP	Other	Total
	(in millions of U.S. dollars)
As of December 31, 2023
Total net foreign currency exposure	$34	$(29)	$57	$(44)	$52	$70
Pre-tax impact of a 10% movement in USD (1)	$3	$(3)	$6	$(4)	$5	$7
As of December 31, 2022
Total net foreign currency exposure	$17	$7	$(313)	$96	$29	$(164)
Pre-tax impact of a 10% movement in USD (1)	$2	$1	$(32)	$10	$3	$(16)

(1)
Assumes 10% change in U.S. dollar relative to other currencies.

Through our subsidiaries located in various jurisdictions, we conduct our (re)insurance operations in a variety of non-U.S. currencies. We have the following exposures to foreign currency risk:

•
Transaction Risk: The functional currency for the majority of our subsidiaries is the U.S. dollar. Within these entities, any fluctuations in foreign currency exchange rates relative to the U.S. dollar has a direct impact on the valuation of our assets and liabilities denominated in other currencies. All changes in foreign exchange rates, with the exception of non-U.S. dollar fixed maturities, AFS, are recognized in our consolidated statements of operations. Changes in foreign exchange rates relating to non-U.S. dollar fixed maturities, AFS are recorded in AOCI in shareholders’ equity. Our subsidiaries with non-U.S. dollar functional currencies are also exposed to fluctuations in foreign currency exchange rates relative to their own functional currency.

•
Translation Risk: We have net investments in certain European, British, and Australian subsidiaries whose functional currencies are the Euro, British pound and Australian dollar, respectively. The foreign exchange gain or loss resulting from the translation of their financial statements from their respective functional currency into U.S. dollars is recorded in the cumulative translation adjustment account, which is a component of AOCI in shareholders’ equity.

Our foreign currency policy is to broadly manage, where possible, our foreign currency risk by:

•
Seeking to match our liabilities under (re)insurance policies that are payable in foreign currencies with assets that are denominated in such currencies, subject to regulatory constraints.

•
Selectively utilizing foreign currency forward contracts to mitigate foreign currency risk.

We use foreign currency forward exchange rate contracts to manage foreign currency risk. To the extent our foreign currency exposure is not matched or hedged, we may experience foreign exchange losses or gains, which would be reflected in our consolidated results of operations and financial condition.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Schedules other than those listed above are omitted as they are not applicable or the information has been included in the consolidated financial statements, notes thereto, or elsewhere herein.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Enstar Group Limited
Opinions on the Financial Statements and Internal Control over Financial Reporting
We have audited the accompanying consolidated balance sheets of Enstar Group Limited and its subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of operations, of comprehensive income, of changes in shareholders’ equity, and of cash flows for the years then ended, including the related notes and schedules of summary of investments other than investments in related parties (Schedule I) as of December 31, 2023, condensed financial information of registrant (Schedule II), supplementary insurance information (Schedule III), and supplemental information concerning property/casualty insurance operations (Schedule VI) as of December 31, 2023 and 2022 and for the years then ended, and reinsurance (Schedule IV) and valuation and qualifying accounts (Schedule V) for the years ended December 31, 2023 and 2022 listed in the accompanying index (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2023, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.
Change in Accounting Principle
As discussed in Notes 2 and 12 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.
Basis for Opinions
The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Annual Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.
Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Valuation of losses and loss adjustment expenses (including those at fair value)
As described in Notes 11 and 14 to the consolidated financial statements, the Company has $11.2 billion of liabilities for losses and loss adjustment expenses and $1.2 billion of liabilities for losses and loss adjustment expenses, at fair value, as of December 31, 2023. The liability for losses and loss adjustment expenses, also referred to as loss reserves, represents management’s gross estimates before reinsurance for unpaid reported losses and includes losses that have been incurred but not yet reported using actuarial methods. Management performs an analysis of loss reserves by each portfolio that the Company has acquired. Exposures are separated into homogenous reserving classes, generally lines of business, within each portfolio. As disclosed by management, considerable judgment is used in the process of developing estimates of loss reserves, which involves uncertainty in several areas, including use of actual or industry data for model inputs, and various projection assumptions and judgments depending on product lines, coverage type, or policy year. Several actuarial methods may be used in analyzing and projecting potential reserve positions, and a mix of methods may be considered to form an aggregate reserve position for each portfolio. For loss reserves reported at fair value, the fair value is calculated as the aggregate of discounted cash flow plus a risk margin. The discounted cash flow approach uses estimated nominal cash flows based upon a payment pattern developed in accordance with actuarial methods and a discount rate based upon a high quality rated corporate bond yield plus a credit spread for non-performance risk. Key assumptions are made within each actuarial method, including loss development factors and expected loss ratios. In addition, in developing loss reserves for insurance claims with asbestos and environmental exposures, traditional actuarial methods cannot be used and therefore alternative actuarial methods are employed by management, including the asbestos ground-up exposure analysis (frequency-severity) method. Management uses a combination of additional actuarial methods, including the paid survival ratio, paid market share, and decay factor, among others, to periodically reevaluate the continued reasonableness of recorded loss reserves for these exposures. These methods involve the use of assumptions relating to expected future annual average payment amounts, paid survival ratios, estimated market share, and decay factors. Judgment is applied by management in evaluating the mix of methods selected to form an aggregate reserve position for each portfolio.
The principal considerations for our determination that performing procedures relating to the valuation of losses and loss adjustment expenses (including those at fair value) is a critical audit matter are (i) the significant judgment by management when developing the estimate of loss reserves, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions related to the loss development factors, expected loss ratios, and selected aggregate reserve position for each portfolio for non-asbestos and environmental loss reserves, and expected future annual average payment amounts, paid survival ratios, estimated market share, decay factors, and the mix of methods selected to form an aggregate reserve position for asbestos and environmental loss reserves, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of loss reserves, including controls over the development of significant assumptions. These procedures also included, among others (i) the involvement of professionals with specialized skill and knowledge to assist in developing an independent estimate of loss reserves, by reserving class, on a test basis, and (ii) comparing the independent estimate to management’s actuarial determined reserves to evaluate the reasonableness of management’s estimate. Developing the independent estimate involved, on a test basis (i) independently developing the significant assumptions using actual historical data and loss development patterns, as well as industry data and other benchmarks, for the respective reserving classes, and (ii) testing the completeness and accuracy of data provided by management. For certain other reserving classes, professionals with specialized skill and knowledge were used to assist in testing management’s process on a sample basis. Testing management’s process included evaluating the reasonableness of the significant assumptions, the appropriateness of the actuarial methods used, and testing the completeness and accuracy of data used by management.
Valuation of defendant asbestos liabilities
As described in Note 13 to the consolidated financial statements, the Company has $567 million of defendant asbestos and environmental liabilities as of December 31, 2023, substantially all of which consists of defendant asbestos liabilities. Defendant asbestos liabilities include amounts for indemnity and defense costs for pending and future asbestos-related claims, determined by management using actuarial methods. The actuarial methods utilize data resulting from claims experience and include the development of estimates of the potential value of asbestos-related claims asserted but not yet resolved, as well as the number and potential value of asbestos-related claims not yet asserted. In developing the estimate of liability for potential future claims, the actuarial methods project the potential number of future claims based on historical claim filings and health studies. The actuarial methods also utilize assumptions based on the Company’s historical proportion of claims resolved without payment, historical claim resolution costs for those claims that result in a payment, and historical defense costs. The liabilities are estimated by management using pending and projected future claim filings, projected payment rates, average claim resolution amounts, and estimated defense costs, which are derived based on assumptions relating to defense cost to indemnity cost ratios. Management utilizes judgment when determining the assumptions related to projected future claim filings, projected payment rates, and estimated defense costs.
The principal considerations for our determination that performing procedures relating to the valuation of defendant asbestos liabilities is a critical audit matter are (i) the significant judgment by management when developing the estimate of the liability, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions related to future claim filings, average claim resolution amounts, and defense cost to indemnity cost ratios, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of defendant asbestos liabilities, including controls over the development of significant assumptions. These procedures also included, among others, the involvement of professionals with specialized skill and knowledge to assist in testing management’s process relating to the valuation of defendant asbestos liabilities, which included evaluating the reasonableness of the significant assumptions and the appropriateness of the actuarial methods used. Testing management’s process also included testing the completeness and accuracy of data used by management on a sample basis.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 22, 2024
We have served as the Company’s auditor since 2022.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
Enstar Group Limited:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows of Enstar Group Limited and subsidiaries (the Company) for the year ended December 31, 2021, and the related notes and financial statement schedules II to VI (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the results of operations of the Company and its cash flows for the year ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ KPMG Audit Limited

KPMG Audit Limited
We served as the Company’s auditor from 2012 to 2022
Hamilton, Bermuda
February 24, 2022, except as to changes to deferred charge assets as described in Note 10 which is as of March 1, 2023.

ENSTAR GROUP LIMITED
CONSOLIDATED BALANCE SHEETS
As of December 31, 2023 and 2022
	2023	2022
	(expressed in millions of U.S. dollars, except share data)
ASSETS
Short-term investments, trading, at fair value	$2	$14
Short-term investments, available-for-sale, at fair value (amortized cost: 2023 - $62; 2022 - $37)	62	38
Fixed maturities, trading, at fair value	1,949	2,370
Fixed maturities, available-for-sale, at fair value (amortized cost: 2023 - $5,642; 2022 - $5,871; net of allowance: 2023 - $16; 2022 - $33)	5,261	5,223
Funds held	5,251	5,622
Equity securities, at fair value (cost: 2023 - $615; 2022 - $1,357)	701	1,250
Other investments, at fair value (includes consolidated variable interest entity: 2023 - $59; 2022 - $3)	3,853	3,296
Equity method investments	334	397
Total investments (Note 7) and (Note 14)	17,413	18,210
Cash and cash equivalents (includes consolidated variable interest entity: 2023 - $8; 2022 - $0)	564	822
Restricted cash and cash equivalents	266	508
Accrued interest receivable	71	72
Reinsurance balances recoverable on paid and unpaid losses (net of allowance: 2023 - $131; 2022 - $131) (Note 9)	740	856
Reinsurance balances recoverable on paid and unpaid losses, at fair value (Note 9) and (Note 14)	217	275
Insurance balances recoverable (net of allowance: 2023 and 2022 - $5) (Note 13)	172	177
Net deferred charge assets (Note 10)	731	658
Other assets	739	576
TOTAL ASSETS	$20,913	$22,154
LIABILITIES
Losses and loss adjustment expenses (Note 11)	$11,196	$11,721
Losses and loss adjustment expenses, at fair value (Note 11) and (Note 14)	1,163	1,286
Future policyholder benefits (Note 12) (1)	—	821
Defendant asbestos and environmental liabilities (Note 13)	567	607
Insurance and reinsurance balances payable	43	100
Debt obligations (Note 18)	1,831	1,829
Other liabilities (includes consolidated variable interest entity: 2023 - $1; 2022 - $0)	465	462
TOTAL LIABILITIES	15,265	16,826
COMMITMENTS AND CONTINGENCIES (Note 26)
REDEEMABLE NONCONTROLLING INTERESTS (Note 19)	—	168
SHAREHOLDERS’ EQUITY (Note 20)
Ordinary Shares (par value $1 each, issued and outstanding 2023: 15,196,685; 2022: 17,588,050):
Voting Ordinary Shares (issued and outstanding 2023: 15,196,685; 2022: 15,990,338)	15	16
Non-voting convertible ordinary Series C Shares (issued and outstanding 2023: 0; 2022: 1,192,941)	—	1
Non-voting convertible ordinary Series E Shares (issued and outstanding 2023: 0; 2022: 404,771)	—	—
Preferred Shares:
Series C Preferred Shares (issued and held in treasury 2023 and 2022: 388,571)	—	—
Series D Preferred Shares (issued and outstanding 2023 and 2022: 16,000; liquidation preference $400)	400	400
Series E Preferred Shares (issued and outstanding 2023 and 2022: 4,400; liquidation preference $110)	110	110
Treasury shares, at cost (Series C Preferred Shares 2023 and 2022: 388,571)	(422)	(422)
Joint Share Ownership Plan (voting ordinary shares, held in trust 2023 and 2022: 565,630)	(1)	(1)
Additional paid-in capital	579	766
Accumulated other comprehensive loss (1)	(336)	(302)
Retained earnings	5,190	4,406
Total Enstar Shareholders’ Equity	5,535	4,974
Noncontrolling interests (Note 19) (1)	113	186
TOTAL SHAREHOLDERS’ EQUITY	5,648	5,160
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY	$20,913	$22,154

(1)
Amounts have been retrospectively adjusted for all applicable prior periods for the impact of adopting ASU 2018-12 on January 1, 2023. Refer to Notes 2 and 12 for additional information.

See accompanying notes to the consolidated financial statements.

ENSTAR GROUP LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2023, 2022 and 2021
	2023	2022	2021
	(expressed in millions of U.S. dollars, except share and per share data)
REVENUES
Net premiums earned	$43	$66	$245
Net investment income	647	455	312
Net realized losses	(65)	(111)	(61)
Net unrealized gains (losses)	528	(1,503)	178
Other income	276	35	42
Net gain on purchase and sales of subsidiaries	—	—	73
Total revenues	1,429	(1,058)	789
EXPENSES
Net incurred losses and loss adjustment expenses
Current period	30	48	172
Prior period	(131)	(756)	(403)
Total net incurred losses and loss adjustment expenses	(101)	(708)	(231)
Policyholder benefit expenses	—	25	(3)
Amortization of net deferred charge assets	106	80	55
Acquisition costs	10	23	57
General and administrative expenses	369	331	367
Interest expense	90	89	69
Net foreign exchange losses (gains)	—	(15)	(12)
Total expenses	474	(175)	302
INCOME (LOSS) BEFORE INCOME TAXES	955	(883)	487
Income tax benefit (expense)	250	12	(27)
Income (losses) from equity method investments	13	(74)	93
NET INCOME (LOSS)	1,218	(945)	553
Net (income) loss attributable to noncontrolling interest	(100)	75	(15)
NET INCOME (LOSS) ATTRIBUTABLE TO ENSTAR GROUP LIMITED	1,118	(870)	538
Dividends on preferred shares	(36)	(36)	(36)
NET INCOME (LOSS) ATTRIBUTABLE TO ENSTAR GROUP LIMITED ORDINARY SHAREHOLDERS	$1,082	$(906)	$502
Earnings (loss) per ordinary share attributable to Enstar Group Limited:
Basic	$69.22	$(52.65)	$25.33
Diluted	$68.47	$(52.65)	$24.94
Weighted average ordinary shares outstanding:
Basic	15,631,770	17,207,229	19,821,259
Diluted	15,802,618	17,323,130	20,127,131
See accompanying notes to the consolidated financial statements.

ENSTAR GROUP LIMITED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
For the Years Ended December 31, 2023, 2022 and 2021
	2023	2022	2021
	(expressed in millions of U.S. dollars)
NET INCOME (LOSS)	$1,218	$(945)	$553
Other comprehensive income (loss), net of income taxes:
Unrealized gains (losses) on fixed maturity available-for-sale investments arising during the year	154	(681)	(106)
Reclassification adjustment for change in allowance for credit losses recognized in net income (loss)	(11)	28	10
Reclassification adjustment for net realized losses (gains) recognized in net income (loss)	75	81	(6)
Unrealized gains (losses) arising during the year, net of reclassification adjustments	218	(572)	(102)
Remeasurement of future policyholder benefits - change in discount rate	—	363	—
Reclassification adjustment for remeasurement of future policyholder benefits included in net income	(363)	—	—
Change in currency translation adjustment	3	—	2
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	20	—	—
Other	—	(2)	2
Total other comprehensive loss	(122)	(211)	(98)
Comprehensive income (loss)	1,096	(1,156)	455
Less: Comprehensive income attributable to noncontrolling interest	(12)	—	(15)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENSTAR GROUP LIMITED	$1,084	$(1,156)	$440
See accompanying notes to the consolidated financial statements.

ENSTAR GROUP LIMITED
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Years Ended December 31, 2023, 2022 and 2021
	2023	2022	2021
	(expressed in millions of U.S. dollars)
Share Capital - Voting Ordinary Shares
Balance, beginning of year	$16	$17	$19
Shares repurchased	(1)	(1)	(2)
Balance, end of year	$15	$16	$17
Share Capital - Non-Voting Convertible Ordinary Series C Shares
Balance, beginning of year	$1	$1	$3
Shares repurchased	(1)	—	(2)
Balance, end of year	$—	$1	$1
Share Capital - Non-Voting Convertible Ordinary Series E Shares
Balance, beginning of year	$—	$—	$1
Shares repurchased	—	—	(1)
Balance, end of year	$—	$—	$—
Share Capital - Series C Convertible Participating Non-Voting Preferred Shares
Balance, beginning and end of year	$—	$—	$—
Share Capital - Series D Preferred Shares
Balance, beginning and end of year	$400	$400	$400
Share Capital - Series E Preferred Shares
Balance, beginning and end of year	$110	$110	$110
Treasury Shares (Series C Preferred Shares)
Balance, beginning and end of year	$(422)	$(422)	$(422)
Joint Share Ownership Plan - Voting Ordinary Shares, Held in Trust
Balance, beginning and end of year	$(1)	$(1)	$(1)
Additional Paid-in Capital
Balance, beginning of year	$766	$922	$1,836
Repurchase of voting ordinary shares	(3)	(4)	(3)
Ordinary shares repurchased	(230)	(162)	(937)
Amortization of share-based compensation	28	10	26
Acquisition of noncontrolling and redeemable noncontrolling shareholders’ interests in subsidiaries	18	—	—
Balance, end of year	$579	$766	$922
Accumulated Other Comprehensive (Loss) Income
Balance, beginning of year	$(302)	$(16)	$81
Cumulative currency translation adjustment
Balance, beginning of year	9	9	8
Change in currency translation adjustment	3	—	1
Balance, end of year	12	9	9
Defined benefit pension liability
Balance, beginning of year	—	2	—
Change in defined benefit pension liability	—	(2)	2
Balance, end of year	—	—	2
Unrealized (losses) gains on available-for-sale investments
Balance, beginning of year	(584)	(27)	73
Acquisition of noncontrolling and redeemable noncontrolling shareholders’ interests in subsidiaries	(14)	—	—
See accompanying notes to the consolidated financial statements.

	2023	2022	2021
	(expressed in millions of U.S. dollars)
Change in unrealized (losses) gains on available-for-sale investments	230	(557)	(100)
Balance, end of year	(368)	(584)	(27)
Remeasurement of future policyholder benefits - change in discount rate
Balance, beginning of year (1)	273	—	—
Change in remeasurement of future policyholder benefits	(273)	273	—
Balance, end of year	—	273	—
Insurance contracts - net liability for losses and LAE at fair value - Instrument-specific credit risk
Balance, beginning of period	—	—	—
Change in net liability for losses and LAE at fair value - Instrument- specific credit risk	20	—	—
Balance, end of year	20	—	—
Balance, end of year	$(336)	$(302)	$(16)
Retained Earnings
Balance, beginning of year	$4,406	$5,312	$4,809
Net income (loss)	1,218	(945)	553
Net (income) loss attributable to noncontrolling interests	(100)	75	(15)
Ordinary shares repurchased	(298)	—	—
Dividends on preferred shares	(36)	(36)	(36)
Change in redemption value of redeemable noncontrolling interests	—	—	1
Balance, end of year	$5,190	$4,406	$5,312
Noncontrolling Interests (excludes redeemable noncontrolling interests)
Balance, beginning of year (1)	$186	$230	$14
Consolidation of noncontrolling interests	107	—	219
Change in unrealized losses on available-for-sale investments attributable to noncontrolling interests	—	(9)	(1)
Acquisition of noncontrolling shareholders’ interest in subsidiary	(175)	(55)	(1)
Change in remeasurement of future policyholder benefits attributable to noncontrolling interests	(90)	90	—
Net income (loss) attributable to noncontrolling interests	85	(70)	(1)
Balance, end of year	$113	$186	$230
Total Shareholders’ Equity	$5,648	$5,160	$6,553

(1)
Accumulated other comprehensive (loss) income attributable to both Enstar and our noncontrolling interests as of January 1, 2023 has been retrospectively adjusted for all applicable prior periods for the impact of adopting ASU 2018-12 on January 1, 2023. Refer to Note 2 and Note 12 for additional information.

See accompanying notes to the consolidated financial statements.

ENSTAR GROUP LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2023, 2022 and 2021
	2023	2022	2021
	(expressed in millions of U.S. dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,218	$(945)	$553
Adjustments to reconcile net income (loss) to cash flows provided by operating activities:
Realized losses on investments	(307)	111	61
Unrealized (gains) losses on investments	(114)	941	(178)
Amortization of net deferred charge assets	106	80	55
Depreciation and other amortization	7	47	74
Net gain on Enhanzed Re novation	(275)	—	—
Cash consideration for the Enhanzed Re novation	94	—	—
(Income) losses from equity method investments	(13)	74	(93)
Sales and maturities of trading securities	1,530	2,376	6,175
Purchases of trading securities	(492)	(1,450)	(3,064)
Payments to cover securities sold short	—	—	(1,156)
Proceeds from securities sold short	—	—	534
Net payments for derivative contracts	—	—	(94)
Net gain on purchase and sales of subsidiaries	—	—	(73)
Other adjustments	5	13	30
Changes in:
Reinsurance balances recoverable on paid and unpaid losses	142	375	248
Funds held	(338)	(612)	(1,491)
Losses and loss adjustment expenses	(624)	(151)	1,870
Defendant asbestos and environmental liabilities	(40)	(31)	(68)
Insurance and reinsurance balances payable	(23)	(154)	(300)
Other operating assets and liabilities	(353)	(417)	718
Net cash flows provided by operating activities	523	257	3,801
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition, net of cash acquired	$—	$—	$(206)
Sales of subsidiaries, net of cash previously held	—	—	(214)
Sales and maturities of available-for-sale securities	2,132	2,502	3,085
Purchase of available-for-sale securities	(1,959)	(2,295)	(5,233)
Purchase of other investments	(911)	(1,552)	(910)
Proceeds from other investments	530	420	330
Sale of equity method investments	48	—	—
Other investing activities	12	6	1
Consolidation of the InRe Fund opening cash and restricted cash balances (Note 15)	—	—	574
Net cash flows used in investing activities	(148)	(919)	(2,573)
CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends on preferred shares	$(36)	$(36)	$(36)
Dividends paid to noncontrolling interests	—	(55)	(1)
Acquisition of noncontrolling and redeemable noncontrolling shareholders’ interests in subsidiaries	(294)	—	—
Repurchase of shares	(531)	(163)	(942)
Issuance of debt, net of issuance costs (1)	—	494	816
Repayment of debt (1)	—	(356)	(574)
Net cash flows (used in) provided by financing activities	(861)	(116)	(737)
EFFECT OF EXCHANGE RATE CHANGES ON FOREIGN CURRENCY CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(14)	16	4
NET (DECREASE) INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(500)	(762)	495
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF YEAR	1,330	2,092	1,373
NET CHANGE IN CASH OF BUSINESSES HELD-FOR-SALE	—	—	224
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF YEAR	$830	$1,330	$2,092

(1)
We borrowed and fully repaid $150 million of loans under our revolving credit facility during the first quarter of 2023.

See accompanying notes to the consolidated financial statements.

Supplemental Cash Flow Information:
Income taxes paid, net of refunds	$16	$3	$10
Interest paid	88	86	64
Reconciliation to Consolidated Balance Sheets:
Cash and cash equivalents	$564	$822	$1,646
Restricted cash and cash equivalents	266	508	446
Cash, cash equivalents and restricted cash	$830	$1,330	$2,092
Non-cash operating activities:
Novation of future policy holder benefits	$828	—	$—
Funds held directly managed transferred in exchange on novation of future policy holder benefits	(949)	—	—
Other assets / liabilities transferred on novation of future policy holder benefits	(62)	—	—
Losses and loss adjustment expenses transferred in connection with settlement of participation in Atrium’s Syndicate 609	173	—	—
Investments transferred in connection with settlement of participation in Atrium’s Syndicate 609	(173)	—	—
Non-cash investing activities:
Unsettled purchases of available-for-sale securities and other investments	$(5)	$(1)	$—
Unsettled sales of available-for-sale securities and other investments	1	6	—
Receipt of available-for-sale securities as consideration in exchange for assumption of reinsurance contract liabilities	113	—	—
Receipt of available-for-sale debt securities as consideration in exchange for assumption of liabilities	—	508	—
Removal of equity method investment relating to acquisition of a subsidiary	—	—	(412)
Receipt of other investments as consideration	—	—	52
Contributions to other investments (1)	—	—	(481)
Redemption of other investments (1)	—	—	381
Reduction in investment fees (1)	—	—	100
Non-cash financing activities (2):
Settlement of loan receivable as partial consideration for RNCI redemption	$15	—	—
Transfer of equity interest in Northshore as partial consideration for RNCI redemption	48	—	—
Distributions to redeemable noncontrolling interests	—	—	(202)
Increase in noncontrolling interests due to the acquisition of a subsidiary	—	—	(219)
Third-party capital withdrawal from the InRe Fund through transfer of trading security	—	—	(61)

(1)
The contributions to other investments was fully funded through the redemption of other investments and the reduction in investment fees.

(2)
Our non-cash financing activities for the year ended December 31, 2021 included the issuance of 89,590 shares following the exercise of 175,901 warrants on a non-cash basis.

See accompanying notes to the consolidated financial statements.

ENSTAR GROUP LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2023, 2022 and 2021
1. BASIS OF PRESENTATION

Enstar Group Limited (“Enstar”) is a leading global (re)insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe and Australia. Our core focus is acquiring and managing (re)insurance companies and portfolios of (re)insurance business in run-off.
Our voting ordinary shares are listed on the NASDAQ Global Select Market under the ticker symbol “ESGR”. Unless the context indicates otherwise, the terms “Enstar,” “we,” “us” or “our” mean Enstar Group Limited and its consolidated subsidiaries and the term “Parent Company” means Enstar Group Limited and not any of its consolidated subsidiaries.
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). All intercompany accounts and transactions have been eliminated. Certain comparative information has been reclassified to conform to the current presentation.
Enhanzed Re
Our subsidiary, Enhanzed Reinsurance Ltd. (“Enhanzed Re”), is included in the consolidated financial statements reported on a one quarter lag. The effect on our consolidated financial condition and results of operations of all material events occurring at Enhanzed Re through December 31, 2023 has been considered for adjustment and/or disclosure.
In August 2022, Enhanzed Re entered into a Master Agreement with Cavello Bay Reinsurance Limited (“Cavello”), a wholly-owned subsidiary of Enstar, and Allianz SE (“Allianz”). Pursuant to the Master Agreement, Enhanzed Re, Cavello and Allianz agreed to a series of transactions that allowed us to unwind Enhanzed Re’s operations in an orderly manner. The transactions included (i) commuting or novating all of the reinsurance contracts written by Enhanzed Re, (ii) repaying the $70 million of subordinated notes issued by Enhanzed Re to an affiliate of Allianz, and (iii) distributing Enhanzed Re’s excess capital to Cavello and Allianz in accordance with their respective equity ownership. As of December 31, 2022, all of the transactions were complete, and the impact of transactions completed in the fourth quarter 2022 were recognized in our first quarter 2023 results, as a result of the one quarter reporting lag.
Use of Estimates, Risks and Uncertainties
The preparation of financial statements in accordance with U.S. GAAP requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The estimation of unpaid claim liabilities at any given point in time is subject to a high degree of uncertainty for a number of reasons. A significant amount of time can lapse between the assumption of risk, the occurrence of a loss event, the reporting of the event to an (re)insurance company and the ultimate payment of the claim on the loss event. Certain estimates for unpaid claim liabilities involve considerable uncertainty due to significant coverage litigation and it can be unclear whether past claim experience will be representative of future claim experience.
We are subject to economic factors such as interest rates, inflation, foreign exchange rates, adverse reserve developments, regulation, tax policy changes, political risks and other market risks that can impact our strategy, operations, and results.

2. SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other notes to our consolidated financial statements:
Significant Accounting Policies	Note Reference(s)
• Acquisitions	Note 5 - Business Acquisitions
• Held-for-sale business and discontinued operations	Note 6 - Divestitures, Held-for-Sale Business and Discontinued Operations
• Short-term investments and fixed maturities • Allowance for credit losses • Equity securities • Other investments, at fair value • Equity method investments • Funds held	Note 7 - Investments
• Derivative instruments	Note 8 - Derivatives and Hedging Instruments
• Reinsurance Balances Recoverable on Paid and Unpaid Losses	Note 9 - Reinsurance Balances Recoverable on Paid and Unpaid Losses
• Deferred Charge Assets and Deferred Gain Liabilities	Note 10 - Deferred Charge Assets and Deferred Gain Liabilities
• Losses and LAE	Note 11 - Losses and Loss Adjustment Expenses
• Defendant Asbestos and Environmental Liabilities • Insurance Balances Recoverable	Note 13 - Defendant Asbestos and Environmental Liabilities
• Variable Interest Entities	Note 15 - Variable Interest Entities
• Premiums Written	Note 16 - Premiums Written and Earned
• Goodwill	Note 17 - Goodwill
• Redeemable Noncontrolling Interests	Note 19 - Noncontrolling Interests
• Earnings Per Share	Note 21 - Earnings Per Share
• Share-Based Compensation	Note 22 - Share-Based Compensation
• Income Taxes	Note 23 - Income Taxation
Other Significant Accounting Policies
Retroactive Reinsurance Contracts
For each of our reinsurance agreements, we determine whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. We review all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
Cessions under reinsurance agreements do not discharge our obligations under the assumed reinsurance contracts.
If we determine that a reinsurance agreement does not expose us or the reinsurer to a reasonable possibility of a significant loss from insurance risk, we record the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, we evaluate the adequacy of the expected payments or recoveries and adjust the deposit asset or liability through other revenues or other expenses, as appropriate.
Retroactive reinsurance contracts provide indemnification for losses and loss adjustment expenses (“LAE”) with respect to past loss events. We do not record any income or expense on recognition of the contracts assets and liabilities. Any subsequent remeasurement of the value of liabilities is recorded to net incurred losses and LAE within the consolidated statements of operations.
Prospective reinsurance and insurance contracts
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts received (paid) are recorded as assumed (ceded) premiums and assumed (ceded) unearned premiums. Assumed (ceded) unearned premiums are reflected as premiums within the consolidated statement of operations and, losses and loss adjustment expenses (reinsurance balances recoverable on paid and unpaid losses) within the consolidated balance sheet. Such amounts are amortized through net earned premiums over the remaining contract period in proportion to the amount of insurance protection provided.
Premiums on property and casualty insurance contracts are recognized as revenue on a pro rata basis over the applicable contract term.
Unearned Premium Reserves and Premiums Receivable
Unearned premium reserves, included within other liabilities on the consolidated balance sheets, represent the unexpired portion of policy premiums. For retrospectively rated contracts as well as those contracts whose written premium amounts are recorded based on premium estimates at inception, changes to accrued premiums arising from changes to these estimates are reflected as changes in premium balances receivable where appropriate.
Premiums receivable are reported net of an allowance for expected credit losses as appropriate. The allowance is based upon our ongoing review of amounts outstanding, historical loss data, including delinquencies and write-offs, current and forecasted economic conditions and other relevant factors. The credit risk on our premiums receivable balances is substantially reduced where we have the ability to cancel the underlying policy if the policyholder does not pay the related premium.
Acquisition Costs
Acquisition costs, consisting principally of incremental costs including, commissions and brokerage expenses and certain premium taxes and fees incurred at the time a contract or policy is issued and which are directly related to the successful efforts of acquiring new insurance contracts or renewing existing insurance contracts, are deferred and amortized over the period in which the related premiums are earned.
Deferred acquisition costs (“DAC”), recorded within other assets on the consolidated balance sheets, are limited to their estimated realizable value by line of business based on the related unearned premiums, anticipated claims and claim expenses and anticipated investment income.
Cash and cash equivalents
Cash equivalents includes money market funds, fixed interest deposits and all highly liquid debt instruments purchased with an original maturity of three months or less. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Foreign Exchange
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of our foreign operations, the local currency is the functional currency.
Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to our reporting currency U.S. dollars, at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported separately in the consolidated statement of operations in the period in which they occur.
New Accounting Standards Adopted in 2023
ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
In August 2018, the FASB issued ASU 2018-12 and subsequently issued ASUs 2019-09 and 2020-11 serving to defer the effective date of implementation. These updates:

•
Require at least annual review of assumptions used to determine the provision for future policyholder benefits with the recognition of any resulting re-measurement gains or losses, excluding those related to discount rate changes, in the consolidated statement of operations;

•
Use upper-medium grade fixed-income instrument rates to discount future cash flows with the impact of these changes recognized in other comprehensive income; and

•
Introduce new disclosure requirements around the provisions for future policyholder benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs (“DAC”), which includes information about significant inputs, judgments, assumptions and methods used in measurement.

These amendments were effective for interim and annual reporting periods beginning after December 15, 2022.
We adopted ASU 2018-12 on January 1, 2023 using the modified retrospective transition approach, with a transition date of September 1, 2021. This is the date that we acquired Enhanzed Re through the Step Acquisition and consolidated Enhanzed Re’s existing assets and liabilities, including all of our future policyholder benefit contracts. Prior to the acquisition of Enhanzed Re, we did not hold any long-duration insurance liabilities.
We recognized an increase to AOCI of $363 million to account for the impact of remeasuring our future policyholder benefits from September 1, 2021 to December 31, 2022. This measurement adjustment had the effect of reducing our long-duration insurance liabilities and was primarily driven by a change in the discount rates during 2022.
The adoption of this standard did not have a material impact on our shareholders’ equity as of the September 1, 2021 transition date, and the period between the transition date through to December 31, 2021.29
Recently Issued Accounting Pronouncements Not Yet Adopted
ASU 2023-07 - Improvements to Reportable Segment Disclosures
In November 2023, the FASB issued ASU 2023-07, which includes the following amendments to Topic 280 Segment Reporting:

•
Disclose, on an annual and interim basis, significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”) and included within the segment measure of profit or loss;

•
Disclose, on an annual and interim basis, an amount for other segment items by reportable segment and a description of its composition;

•
Disclose, on an interim basis, all annual disclosures about a reportable segment’s profit or loss and assets currently required by Topic 280;

•
Clarify that an entity is not precluded from reporting one or more additional measure(s) of segment profit or loss if the CODM uses more than one measure in assessing segment performance and deciding how to allocate resources;

•
Disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources; and

•
Require an entity with a single reportable segment to provide all disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280.

These amendments are effective for annual reporting periods beginning after December 15, 2023 and interim reporting periods beginning after December 15, 2024, and must be applied retrospectively to all prior periods presented. Early adoption is permitted.
Adopting ASU 2023-07 will require us to expand our segment disclosures. We are currently determining the period in which the new guidance will be adopted.
ASU 2023-09 - Improvements to Income Tax Disclosures
In December 2023, the FASB issued ASU 2023-09, which includes the following amendments to Topic 740 Income Taxes:

•
Disclose, on an annual basis, specific categories in the rate reconciliation;

•
Disclose, on an annual basis, additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than 5% of the amount computed by multiplying pretax income (or loss) by the applicable statutory income tax rate);

•
Disclose, on an annual basis, the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes;

29
Refer to Note 12 for the expanded future policyholder benefit disclosures required upon adoption of ASU 2018-12.

•
Disclose, on an annual basis, the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5% of total income taxes paid (net of refunds received);

•
Disclose income (or loss) from continuing operations before income tax expense (or benefit) disaggregated between domestic and foreign;

•
Disclose income tax expense (or benefit) from continuing operations disaggregated by federal (national), state, and foreign;

•
Eliminates the requirement to disclose the nature and estimate of the range of the reasonably possible change in the unrecognized tax benefits balance in the next 12 months or make a statement that an estimate of the range cannot be made; and

•
Eliminates the requirement to disclose the cumulative amount of each type of temporary difference when a deferred tax liability is not recognized because of the exceptions to comprehensive recognition of deferred taxes related to subsidiaries and corporate joint ventures.

These amendments are effective for annual reporting periods beginning after December 15, 2024, and should be applied prospectively, however retrospective application is permitted. Early adoption is permitted.
Adopting ASU 2023-09 will require us to expand our income tax disclosures. We are currently determining the period in which the new guidance will be adopted.
3. SIGNIFICANT NEW BUSINESS

We define new business as material transactions, which generally take the form of reinsurance or direct business transfers, or business acquisitions.
Completed transactions
The table below sets forth a summary of new business that we have completed between January 1, 2023 and December 31, 2023:
Transaction	Consideration Received	Net Loss Reserves Assumed	DCA (1)	Type of Transaction	Remaining Limit upon Acquisition	Line of Business	Jurisdiction
	(in millions of U.S. dollars)
QBE (2)	$1,857	$2,036	$179	LPT	$838	Diversified mix of financial lines, casualty, multiline and discontinued business	North America and International
RACQ (3)	179	179	—	LPT	195	Motor vehicle Compulsory Third Party (“CTP”) liabilities	Australia
AIG (4)	100	—	—	Prospective insurance (5)	400	Diversified mix of global casualty and professional lines	North America and International
Total 2023	$2,136	$2,215	$179

(1)
Where the estimated ultimate losses payable exceed the consideration received at the inception of an LPT agreement, a deferred charge asset (“DCA”) is recorded. Refer to Note 10 for additional information.

(2)
Total consideration received is comprised of $1,539 million of funds held - directly managed and $344 million of restricted cash, net of consideration payable of $26 million.

(3)
Total consideration received is comprised of $58 million of restricted cash, $113 million of investments and $8 million of funds held by reinsured companies.

(4)
Total consideration received is comprised of $100 million of cash.

(5)
Enstar entered into agreement with AIG, concurrent with AIG’s sale of Validus Re to RenaissanceRe. Pursuant to the agreement, there is insurance protection to AIG’s indemnification of the adequacy of the carried loss reserves on assumed reinsurance contracts underwritten by Validus Re as of December 31, 2022 (“subject reserves”). Enstar’s insurance of this indemnification covers 95% of adverse development in excess of the subject reserves of $3.0 billion up to a limit of $400 million.

4. SEGMENT INFORMATION

We have four segments that align with how our chief operating decision maker (“CODM”), our Chief Executive Officer, views our business, assesses performance and allocates resources to our business components. In addition, we report certain results of operations in Corporate & Other.

•
Run-off: consists of our acquired property and casualty and other (re)insurance business, including our defendant asbestos and environmental (“A&E”) businesses and StarStone International (from January 1, 2021) following our decision to place it into an orderly run-off.

Our primary objective of the Run-off segment is to recognize favorable prior period development in our net incurred losses and LAE (run-off liability earnings or “RLE”) over time by settling claims in a timely, cost efficient manner using our claims management expertise, including settling claims for lower than outstanding ultimate loss estimates and implementation of reinsurance and commutation strategies.
The Run-off segment results comprises net premiums earned, other income, net incurred losses and LAE, acquisition costs and general and administrative expenses.

•
Assumed Life: previously included Enhanzed Re’s life and property aggregate excess of loss (catastrophe) business.

In August 2022, Enhanzed Re entered into a Master Agreement with Cavello Bay Reinsurance Limited (“Cavello”), a wholly-owned subsidiary of Enstar, and Allianz SE (“Allianz”), pursuant to which a series of commutation and novation agreements were completed which ceased any continuing reinsurance obligations for this segment. We recognized the impact of transactions that closed in the fourth quarter of 2022 in the first quarter of 2023 due to the quarter lag in reporting.
The Assumed Life segment results comprises net premiums earned, other income, net incurred losses and LAE, policyholder benefit expenses, acquisition costs and general and administrative expenses.

•
Investments: consists of our investment activities and the performance of our investment portfolio, excluding those investable assets attributable to our Legacy Underwriting segment.

Our primary objective of the Investments segment is to obtain the highest possible risk and capital adjusted returns while maintaining prudent diversification of assets and operating within the constraints of a global regulated (re)insurance company. We additionally consider the liquidity requirements and duration of our claims, policyholder benefits and contract liabilities.
The Investments segment results comprises net investment income, net realized gains (losses), net unrealized gains (losses), general and administrative expenses and income from equity method investments.

•
Legacy Underwriting: comprises SGL No.1’s 25% gross share of the 2020 and prior underwriting years of Atrium’s Syndicate 609 at Lloyd’s, offset by the contractual transfer of the results of that business to the Atrium entities that were divested in an exchange transaction (the “Exchange Transaction”).

There is no net retention for Enstar on Atrium’s 2020 and prior underwriting years. The contractual arrangements between SGL No. 1, Arden and Atrium relating to the reinsurance agreements and the Capacity Lease Agreement were settled in the second quarter of 2023. Other than the settlement of these amounts, we did not record any transactions in the Legacy Underwriting segment in 2023.
The Legacy Underwriting segment results comprises net premiums earned, net investment income, net realized gains (losses), net unrealized gains (losses), other income (expense), net incurred losses and LAE, acquisition costs and general and administrative expenses.
Management measures segment performance based on segment income (loss). Segment income (loss) is derived by including certain items from total income and net income (loss) attributable to Enstar ordinary shareholders, as defined above. Income and expense items that are not directly attributable to our reportable segments are included within our corporate and other activities, which do not qualify as an operating segment. These include,

a.
holding company income and expenses,

b.
the amortization of net DCAs on retroactive reinsurance contracts,

c.
the amortization of fair value adjustments associated with the acquisition of companies,

d.
changes in the discount rate and risk margin components of the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option,

e.
corporate expenses not allocated to our reportable segments,

f.
debt servicing costs,

g.
net foreign exchange gains (losses),

h.
gains (losses) arising on the purchases and sales of subsidiaries (if any),

i.
income tax benefit (expense),

j.
net income (losses) from discontinued operations, net of income tax (if any),

k.
net (income) loss attributable to noncontrolling interest, and

l.
preferred share dividends.

Items b, c and d above form part of corporate and other activities as the CODM evaluates the performance of the Run-off and Legacy Underwriting segments without consideration of these amounts.
Expenses that are directly attributable to our four reportable segments are disclosed under those segments while non-direct expenses, as well as costs related to shared services that are not directly attributable to our reportable segments, are allocated to our reportable segments as well as to our corporate and other activities, on the basis of the actual or proportion of benefit derived from the services provided.
Our assets are reviewed on a consolidated basis by management for decision making purposes since they support business operations across all of our four reportable segments as well as our corporate and other activities. We do not allocate assets to our reportable segments with the exception of reinsurance balances recoverable on paid and unpaid losses and goodwill that are directly attributable to our reportable segments.
The following table sets forth select consolidated statements of operations results by segment for the years ended December 31, 2023, 2022, and 2021:
	2023	2022	2021
	(in millions of U.S. dollars)
Revenues
Run-off	$53	$62	$255
Assumed Life	277	17	5
Investments	1,110	(1,159)	429
Legacy Underwriting	—	10	43
Subtotal	1,440	(1,070)	732
Corporate and other	(11)	12	57
Total revenues	$1,429	$(1,058)	$789
Income (losses) from equity method investments
Investments	$13	$(74)	$93
Segment net income (loss)
Run-off	$62	$339	$217
Assumed Life	277	40	6
Investments	1,080	(1,270)	485
Legacy Underwriting	—	—	—
Total segment net income (loss)	1,419	(891)	708
Corporate and other net (loss) income:
Other (expense) income (1)	(11)	12	(16)
Net gain on purchase and sale of subsidiaries	—	—	73
Net incurred losses and LAE (2)	(95)	218	59
Policyholder benefit expenses	—	—	(1)
Amortization of net deferred charge assets	(106)	(80)	(55)
General and administrative expenses	(149)	(142)	(131)
Interest expense	(90)	(89)	(69)
Net foreign exchange gains (losses)	—	15	12
Income tax benefit (expense)	250	12	(27)
Less: Net (income) loss attributable to noncontrolling interest	(100)	75	(15)
Less: Dividends on preferred shares	(36)	(36)	(36)
Total - Corporate and other net (loss) income	(337)	(15)	(206)
Net income (loss) attributable to Enstar Ordinary Shareholders	$1,082	$(906)	$502

(1)
Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“Dco”) and Morse TEC LLC (“Morse TEC”).

(2)
Net incurred losses and LAE for corporate and other activities includes the fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option.

Gross Premiums Written by Geographical Area
The following tables summarize our gross premiums written by geographical region, which is based upon the location of the subsidiaries underwriting the policies, for the years ended December 31, 2023, 2022 and 2021 (2023 only consisted of the Run-off Segment):
	2023
	Total/Run-off	%
	(In millions of U.S. dollars, except percentages)
United States	$98	97%
United Kingdom	6	6%
Europe	(3)	(3)%
Total	$101	100%
	2022
	Run-off		Assumed Life		Legacy Underwriting		Total
	Total	%	Total	%	Total	%	Total	%
	(In millions of U.S. dollars, except percentages)
United States	$3	60.0%	$—	—%	$8	100.0%	$11	44.0%
United Kingdom (1)	(7)	(140.0)%	—	—%	—	—%	(7)	(28.0)%
Europe	1	20.0%	12	100.0%	—	—%	13	52.0%
Asia	8	160.0%	—	—%	—	—%	8	32.0%
Total	$5	100.0%	$12	100.0%	$8	100.0%	$25	100.0%

(1)
Gross premiums written were negative for Run-off segment business located in the U.K., primarily as a result of an agreement made between one of our subsidiaries and a cedant to return premiums written.

	2021
	Run-off		Assumed Life		Legacy Underwriting		Total
	Total	%	Total	%	Total	%	Total	%
	(In millions of U.S. dollars, except percentages)
United States	$14	27.5%	$—	—%	$25	48.1%	$39	36.9%
United Kingdom	15	29.4%	—	—%	4	7.7%	19	17.9%
Europe	9	17.6%	3	100.0%	5	9.6%	17	16.0%
Asia	6	11.8%	—	—%	2	3.8%	8	7.5%
Rest of World	7	13.7%	—	—%	16	30.8%	23	21.7%
Total	$51	100.0%	$3	100.0%	$52	100.0%	$106	100.0%

5. BUSINESS ACQUISITIONS

We record business acquisition assets and liabilities at their estimated fair value. The fair values of each of the acquired (re)insurance assets and liabilities are derived from probability-weighted ranges of the associated projected cash flows, based on actuarially prepared information and our run-off strategy.
Our run-off strategy is expected to be different from the seller’s, who generally do not specialize in running off (re)insurance liabilities.
The key assumptions used by us in the valuation of acquired companies are (i) the projected payout, timing and amount of claims liabilities; (ii) the related projected timing and amount of reinsurance collections; (iii) an appropriate discount rate, which is applied to determine the present value of the future cash flows; (iv) the estimated unallocated LAE to be incurred over the life of the run-off; (v) the impact of any accelerated run-off strategy; and (vi) an appropriate risk margin.
The difference between the nominal carrying values of the acquired reinsurance liabilities and assets as of the acquisition date and their fair value is recorded as a fair value adjustment (“FVA”) on the consolidated balance sheet. The FVA is amortized over the estimated payout period of the acquired outstanding losses and LAE and reinsurance balances recoverable. We carry unamortized FVA balances on the following consolidated balance sheet captions: losses and loss adjustment expenses, defendant asbestos and environmental liabilities and reinsurance balances recoverable on paid and unpaid losses.
To the extent the actual payout experience after the acquisition is materially faster or slower than anticipated at the time of the acquisition as a result of, (i) our active claims management strategies, which include commutations and policy buybacks, (ii) an adjustment to the estimated ultimate loss reserves, (iii) changes in bad debt provisions, or (iv) changes in estimates of future run-off costs following accelerated payouts, then the amortization of the FVA is adjusted to reflect such changes.
The difference between the fair value of net assets acquired and the purchase price is recorded as goodwill and included as an asset on the consolidated balance sheet or as a gain from bargain purchase in the consolidated statements of operations.
Enhanzed Re
On September 1, 2021, we completed the purchase of the entire 27.7% equity interest in Enhanzed Re held by an affiliate of Hillhouse Group for cash consideration of $217 million and assumed the Hillhouse Group’s affiliate’s remaining outstanding capital commitment to Enhanzed Re of $40 million (the “Step Acquisition”).
Following the completion of the Step Acquisition, our equity interest in Enhanzed Re increased from 47.4% to 75.1%. Effective September 1, 2021, we consolidated Enhanzed Re (previously accounted for as an equity method investment) and eliminated any intercompany transactions and balances between us and Enhanzed Re.
During the third quarter of 2021, we recognized a total gain on the Step Acquisition of $47 million, which was recorded in net gain on purchase and sales of subsidiaries in our consolidated statements of operations, and consisted of a bargain purchase gain, a gain on remeasurement of our previously held equity investment to fair value and a gain on settlement of pre-existing relationships.
On December 28, 2022, Enhanzed Re acquired Allianz SE’s (“Allianz”) remaining 24.9% interest for $175 million, which was based on the final net book value of Enhanzed Re as of December 31, 2022. Following the repurchase, Enhanzed Re became a wholly-owned subsidiary of Enstar.
We record Enhanzed Re’s results on a one quarter lag. The table below summarizes the results of Enhanzed Re’s operations, which are included in our consolidated statement of operations from September 1, 2021, the date of acquisition, to December 31, 2021:
September 1 to December 31, 2021 (1)
(in millions of U.S. dollars)
Total revenues	$(17)
Net loss	(19)
Net loss attributable to Enstar ordinary shareholders	(15)

(1)
Excludes income from our previously held equity method investment in Enhanzed Re30.

30
Refer to Note 24 for further information.

Supplemental Pro Forma Financial Information (Unaudited)

The following selected unaudited pro forma financial information is a summary of our combined results with Enhanzed Re, giving effect to the Step Acquisition as if it had occurred on January 1, 2020. The unaudited pro forma financial information presented below is for informational purposes only and is not necessarily indicative of the results that would have been achieved if the Step Acquisition had taken place on January 1, 2020, nor is it indicative of future results.
2021
(in millions of U.S. dollars)
Total revenues	$1,071
Net income	494
Net income attributable to Enstar	445
Net income attributable to Enstar ordinary shareholders	409
The unaudited pro forma financial information is presented on a fully consolidated basis. Aside from a pro forma adjustment made to recognize the gain on the Step Acquisition as of January 1, 2020, there were no further non-recurring pro forma adjustments recorded.
6. DIVESTITURES, HELD-FOR-SALE BUSINESSES AND DISCONTINUED OPERATIONS

We report a business as held-for-sale when certain criteria are met, which include (i) management has either approved the sale or is in the process of obtaining approval to sell the business and is committed to a formal plan to sell the business, (ii) the business is available for immediate sale in its present condition, (iii) the business is being actively marketed for sale at a price that is reasonable in relation to its current fair value, and (iv) the sale is anticipated to occur within the next 12 months, among other specified criteria.
A business classified as held-for-sale is recorded at the lower of its carrying amount or estimated fair value less costs to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Assets and liabilities related to the business classified as held-for-sale are separately reported in our consolidated balance sheets beginning in the period in which the business is classified as held-for-sale.
Disposals that represent strategic shifts that have or will have a major effect on our operations and financial results are reported as discontinued operations which requires the restatement of the comparatives reflected on our consolidated financial statements. In addition, transactions with discontinued operations are not eliminated on consolidation and any transactions that were previously eliminated on consolidation but which will continue with the discontinued operations are restated for all periods presented and reflected within continuing operations in our consolidated financial statements.
The following table provides a summary of the net gain on sales of subsidiaries which was recorded as a component of the net gain on purchase and sales of subsidiaries included in our consolidated statements of operations for the year ended December 31, 2021:
2021
(in millions of U.S. dollars)
Atrium	$(8)
SUL	23
Other	11
Net gain on sales of subsidiaries	$26
Atrium Exchange Transaction
In January 2021, we acquired an interest in Core Specialty (an insurance entity formed in 2021) in exchange for a portion of our indirect interest in Northshore Holdings Limited (“Northshore”) (the holding company of Atrium and Arden), and subsequently deconsolidated Northshore. In December 2023, our remaining 13.5% interest in Northshore formed a component of the consideration we paid to acquire the remaining 41.0% equity interest in StarStone Specialty Holdings Limited (“SSHL”) from Trident V Funds and Dowling Funds31. As of December 31, 2023, we hold a 19.9% interest in Core Specialty.
Through our wholly owned subsidiary, SGL No. 1, a Lloyd’s corporate member, we provided 25% of the underwriting capacity on the 2017 to 2020 underwriting years of Atrium’s Syndicate 609 at Lloyd’s. In conjunction with the completion of the Exchange Transaction, SGL No.1 ceased its provision of underwriting capacity on Syndicate 609 for future underwriting years.

31
Refer to Note 19 for further information.

SGL No.1 was obligated to support underwriting capacity on Syndicate 609 through the provision of Funds at Lloyd’s (“FAL”), and settled its share of the 2020 and prior underwriting years for the economic benefit of Atrium via reinsurance agreements with Arden and a capacity lease agreement with Atrium 5 Limited, a U.K. domiciled subsidiary of Atrium through December 31, 2022.
During the second quarter of 2023, as a result of these contractual arrangements, the net loss reserve liabilities, cash, investments and other assets that supported those liabilities were settled by: i) the distribution of SGL No.1’s share of the Syndicate 609 result; ii) the settlement of the net payable or receivable position on the reinsurance agreement with Arden; and iii) the required settlement of the capacity lease agreement payable.
As of December 31, 2022, we carried gross loss reserves of $173 million, reinsurance recoverables of $35 million and net assets required to support the net insurance liabilities of $138 million.
For the year ended December 31, 2022, there was no retention by Enstar of the net results of Atrium’s 2020 and prior underwriting years as the business was contractually transferred to the Atrium entities that were divested in the Exchange Transaction.
Run-off of StarStone International (non-U.S.)
In June 2020, we placed StarStone International into an orderly run-off (the “StarStone International Run-Off”). The results of StarStone International are included within continuing operations.
In March 2021, we sold StarStone Underwriting Limited (“SUL”), a Lloyd’s managing agency, together with the right to operate Lloyd’s Syndicate 1301 for the 2021 and future years of account, to Inigo Limited (“Inigo”), in exchange for shares in Inigo and cash. We recognized a gain on the sale of $23 million.
As of December 31, 2023, our investment in Inigo, which is accounted for as a privately held equity investment and carried at fair value, was $54 million (2022: $40 million).
7. INVESTMENTS

We hold:

i.
trading portfolios of short-term and fixed maturities and equities, carried at fair value;

ii.
AFS portfolios of short-term and fixed maturities, carried at fair value;

iii.
other investments carried at fair value;

iv.
equity method investments; and

v.
funds held.

Short-term and Fixed Maturities
Short-term investments comprise investments with a maturity greater than three months up to one year from the date of purchase. Fixed maturities comprise investments with a maturity of greater than one year from the date of purchase.
Short-term and fixed maturities classified as trading are carried at fair value, with realized and unrealized gains and losses included in net income and reported as net unrealized gains and losses.
Short-term and fixed maturities classified as available-for-sale (“AFS”) are carried at fair value, with unrealized gains and losses excluded from net income and reported as a separate component of accumulated other comprehensive income (loss) (“AOCI”). Realized gains and losses on sales of investments classified as AFS are recognized in the consolidated statements of operations.
The costs of short-term and fixed maturities are adjusted for amortization of premiums and accretion of discounts, recognized using the effective yield method and included in net investment income. For mortgage-backed and asset-backed investments, and any other holdings for which there is a prepayment risk, prepayment assumptions are evaluated and reviewed on a regular basis.
Investment purchases and sales are recorded on a trade-date basis. Realized gains and losses on the sale of investments are based upon specific identification of the cost of investments.

Asset Types
The fair values of the underlying asset categories comprising our short-term and fixed maturities classified as trading and AFS as of December 31, 2023 and 2022:
	2023
	Short-term investments, trading	Short-term investments, AFS	Fixed maturities, trading	Fixed maturities, AFS	Total
	(in millions of U.S. dollars)
U.S. government and agency	$—	$38	$76	$212	$326
U.K. government	—	—	21	51	72
Other government	—	2	144	245	391
Corporate	2	22	1,349	2,758	4,131
Municipal	—	—	49	93	142
Residential mortgage-backed	—	—	55	432	487
Commercial mortgage-backed	—	—	138	703	841
Asset-backed	—	—	117	767	884
Total fixed maturity and short-term investments	$2	$62	$1,949	$5,261	$7,274
	2022
	Short-term investments, trading	Short-term investments, AFS	Fixed maturities, trading	Fixed maturities, AFS	Total
	(in millions of U.S. dollars)
U.S. government and agency	$14	$10	$64	$300	$388
U.K. government	—	3	42	33	78
Other government	—	—	188	131	319
Corporate (1)	—	25	1,594	2,988	4,607
Municipal	—	—	59	99	158
Residential mortgage-backed	—	—	77	362	439
Commercial mortgage-backed	—	—	191	628	819
Asset-backed	—	—	155	682	837
Total fixed maturity and short-term investments	$14	$38	$2,370	$5,223	$7,645

(1)
Includes convertible bonds of $233 million, which includes embedded derivatives of $34 million.

Included within residential mortgage-backed securities as of December 31, 2023 were securities issued by U.S. governmental agencies with a fair value of $306 million (December 31, 2022: $312 million).
Included within commercial mortgage-backed securities as of December 31, 2023 were securities issued by U.S. governmental agencies with a fair value of $73 million (December 31, 2022: $69 million)
Contractual Maturities
The contractual maturities of our short-term and fixed maturities, classified as trading and AFS, are shown below. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2023	Amortized Cost	Fair Value	% of Total Fair Value
	(in millions of U.S. dollars)
One year or less	$355	$353	4.9%
More than one year through five years	2,315	2,215	30.4%
More than five years through ten years	1,561	1,430	19.6%
More than ten years	1,339	1,064	14.6%
Residential mortgage-backed	525	487	6.7%
Commercial mortgage-backed	909	841	11.6%
Asset-backed	885	884	12.2%
	$7,889	$7,274	100.0%
Unrealized Gains and Losses on AFS Short-Term and Fixed Maturities
The amortized cost, unrealized gains and losses, allowance for credit losses and fair values of our short-term and fixed maturities classified as AFS as of December 31, 2023 and 2022 were as follows:
			Gross Unrealized Losses
As of December 31, 2023	Amortized Cost	Gross Unrealized Gains	Non- Credit Related Losses	Allowance for Credit Losses	Fair Value
	(in millions of U.S. dollars)
U.S. government and agency	$268	$1	$(19)	$—	$250
U.K. government	49	3	(1)	—	51
Other government	250	5	(8)	—	247
Corporate	3,040	23	(268)	(15)	2,780
Municipal	107	1	(15)	—	93
Residential mortgage-backed	466	3	(37)	—	432
Commercial mortgage-backed	760	1	(57)	(1)	703
Asset-backed	764	10	(7)	—	767
	$5,704	$47	$(412)	$(16)	$5,323
			Gross Unrealized Losses
As of December 31, 2022	Amortized Cost	Gross Unrealized Gains	Non- Credit Related Losses	Allowance for Credit Losses	Fair Value
	(in millions of U.S. dollars)
U.S. government and agency	$338	$—	$(28)	$—	$310
U.K. government	36	2	(2)	—	36
Other government	146	1	(15)	(1)	131
Corporate	3,466	7	(428)	(32)	3,013
Municipal	120	1	(22)	—	99
Residential mortgage-backed	407	—	(45)	—	362
Commercial mortgage-backed	689	2	(63)	—	628
Asset-backed	706	1	(25)	—	682
	$5,908	$14	$(628)	$(33)	$5,261
Gross Unrealized Losses on AFS Short-term and Fixed Maturities
The following table summarizes our short-term and fixed maturities classified as AFS that were in a gross unrealized loss position, for which an allowance for credit losses has not been recorded, as of December 31, 2023 and 2022:

	12 Months or Greater		Less Than 12 Months		Total
As of December 31, 2023	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions of U.S. dollars)
U.S. government and agency	$135	$(18)	$43	$(1)	$178	$(19)
U.K. government	9	(1)	4	—	13	(1)
Other government	70	(8)	10	—	80	(8)
Corporate	1,854	(265)	243	(3)	2,097	(268)
Municipal	78	(15)	2	—	80	(15)
Residential mortgage-backed	267	(36)	41	(1)	308	(37)
Commercial mortgage-backed	410	(48)	225	(9)	635	(57)
Asset-backed	239	(6)	100	(1)	339	(7)
Total short-term and fixed maturity investments	$3,062	$(397)	$668	$(15)	$3,730	$(412)
	12 Months or Greater		Less Than 12 Months		Total
As of December 31, 2022	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions of U.S. dollars)
U.S. government and agency	$188	$(19)	$112	$(9)	$300	$(28)
U.K. government	1	—	10	(2)	11	(2)
Other government	25	(4)	89	(11)	114	(15)
Corporate	1,261	(246)	1,542	(182)	2,803	(428)
Municipal	58	(14)	32	(8)	90	(22)
Residential mortgage-backed	185	(35)	154	(10)	339	(45)
Commercial mortgage-backed	277	(43)	275	(20)	552	(63)
Asset-backed	186	(10)	357	(15)	543	(25)
Total short-term and fixed maturities	$2,181	$(371)	$2,571	$(257)	$4,752	$(628)
As of December 31, 2023 and 2022, the number of securities classified as AFS in an unrealized loss position for which an allowance for credit loss is not recorded was 2,156 and 2,935, respectively. Of these securities, the number of securities that had been in an unrealized loss position for twelve months or longer was 1,736 and 1,155, respectively.
The contractual terms of a majority of these investments do not permit the issuers to settle the securities at a price less than the amortized cost basis of the security. While interest rates have increased and credit spreads have widened, and in certain cases credit ratings were downgraded, we currently do not expect the issuers of these fixed income securities to settle them at a price less than their amortized cost basis and therefore it is expected that we will recover the entire amortized cost basis of each security. Furthermore, we do not intend to sell the securities that are currently in an unrealized loss position, and it is also not more likely than not that we will be required to sell the securities before the recovery of their amortized cost bases.
Allowance for Credit Losses on AFS Fixed Maturities
Each reporting period we identify any credit losses on our investment portfolios not measured at fair value through net income. Credit losses on our fixed income securities, AFS are recognized through an allowance account which is deducted from the amortized cost basis of the security, with the net carrying value of the security presented on the consolidated balance sheet at the amount expected to be collected.
To calculate the amount of the credit loss, we compare the present value of the expected future cash flows with the amortized cost basis of the fixed income securities, AFS, with the amount of the credit loss recognized being limited to the excess of the amortized cost basis over the fair value of the fixed income securities, AFS, effectively creating a “fair value floor”.
For our fixed income securities, AFS that we do not intend to sell or for which it is more likely than not that we will not be required to sell before an anticipated recovery in value, we separate the credit loss component of any unrealized losses from the amount related to all other factors and record the credit loss component in net realized gains (losses) in our consolidated statements of operations. The unrealized losses related to non-credit factors is recorded in other comprehensive income.

The allowance for credit losses account is adjusted for any additional credit losses, write-offs and subsequent recoveries and is reflected in our consolidated statements of operations.
For our fixed income securities, AFS where we record a credit loss, a determination is made as to the cause of the credit loss and whether we expect a recovery in the fair value of the security. For our fixed income securities, AFS where we expect a recovery in fair value, the constant effective yield method is utilized, and the investment is amortized to par.
For our fixed income securities, AFS that we intend to sell or for which it is more likely than not that we will be required to sell before an anticipated recovery in fair value, the full amount of the unrealized loss is included in net realized gains (losses). The new cost basis of the investment is the previous amortized cost basis less the credit loss recognized in net realized gains (losses). The new cost basis is not adjusted for any subsequent recoveries in fair value.
Our allowance for credit losses is derived based on various data sources, multiple key inputs and forecast scenarios. These include default rates specific to the individual security, vintage of the security, geography of the issuer of the security, industry analyst reports, credit ratings and consensus economic forecasts.
To determine the credit losses on our fixed income securities, AFS, we use the probability of default (“PD”) and loss given default (“LGD”) methodology through a third-party proprietary tool which calculates the expected credit losses based on a discounted cash flow method. The tool uses effective interest rates to discount the expected cash flows associated with each AFS security to determine its fair value, which is then compared with its amortized cost basis to derive the credit loss on the security.
The methodology and inputs used to determine the credit loss by security type are as follows:

•
Corporate and government securities:   Expected cashflows are derived that are specific to each security. The PD is based on a quantitative model that converts agency ratings to term structures that vary by country, industry and the state of the credit cycle. This is used along with macroeconomic forecasts to produce scenario conditioned PDs. The LGD is based on default studies provided by a third party which we use along with macroeconomic forecasts to produce scenario conditioned LGDs.

•
Municipal securities:   Expected cash flows are derived that are specific to each security. The PD model produces scenario conditioned PD output over the lifetime of the municipal security. These PDs are based on key macroeconomic and instrument specific risk factors. The LGD is derived based on a model which uses assumptions specific to the municipal securities.

For corporate, government and municipal securities, we use an explicit reversion and a three year forecast period, which we consider to be a reasonable duration during which an economic forecast could continue to be reliable.

•
Asset-backed, commercial and residential mortgaged-backed securities:   Expected cash flows are derived that are specific to each security. The PD and LGD for each security is based on a quantitative model that generates scenario conditioned PD and LGD term structures based on the underlying collateral type, waterfall and other trustee information. This model also considers prepayments. For these security types, there is no explicit reversion and the forecasts are deemed reasonable and supportable over the life of the portfolio.

We report the investment income accrued on our fixed income securities, AFS within accrued investment income and therefore separately from the underlying fixed income securities, AFS. Due to the short-term period during which accrued investment income remains unpaid, which is typically six months or less since the coupon on our debt securities is paid semi-annually or more frequently, we elected not to establish an allowance for credit losses on our accrued investment income balances. Accrued investment income is written off through net realized gains (losses) at the time the issuer of the debt security defaults or is expected to default on payments.
Uncollectible fixed income securities are written off when we determine that no additional payments of principal or interest will be received.
The following table provides a reconciliation of the beginning and ending allowance for credit losses on our AFS debt securities:

	December 31, 2023				December 31, 2022
	Other government	Corporate	Commercial mortgage backed	Total	Other government	Corporate	Total
	(in millions of U.S. dollars)
Allowance for credit losses, beginning of year	$(1)	$(32)	$—	$(33)	$—	$(10)	$(10)
Allowances for credit losses on securities for which credit losses were not previously recorded	—	(3)	(4)	(7)	—	(31)	(31)
Reductions for securities sold during the year	—	6	—	6	—	5	5
Decrease (increase) to the allowance for credit losses on securities that had an allowance recorded in the previous period	1	14	3	18	(1)	4	3
Allowance for credit losses, end of year	$—	$(15)	$(1)	$(16)	$(1)	$(32)	$(33)
During the years ended December 31, 2023 and 2022, we did not have any write-offs charged against the allowance for credit losses or any recoveries of amounts previously written-off.
Equity Investments
We hold investments in publicly traded equities, exchange-traded funds and privately held equities. Our equity investments are carried at fair value with realized and unrealized gains and losses included in our consolidated statements of operations and recorded as net unrealized gains and losses.
We may elect to measure a privately held equity without a readily determinable fair value that does not qualify for the practical expedient to estimate fair value at its cost less impairment, if any.
The following table summarizes our equity investments as of December 31, 2023 and 2022:
	2023	2022
	(in millions of U.S. dollars)
Publicly traded equity investments in common and preferred stocks	$275	$385
Exchange-traded funds	82	507
Privately held equity investments in common and preferred stocks	344	358
	$701	$1,250
Our publicly traded equity investments in common and preferred stocks predominantly trade on major exchanges and are managed by our external advisors. Our investments in exchange-traded funds also trade on major exchanges.
Our privately held equity investments in common and preferred stocks are direct investments in companies that we believe offer attractive risk adjusted returns and/or offer other strategic advantages. Each investment may have its own unique terms and conditions and there may be restrictions on disposals. There is no active market for these investments32.
Other Investments, at fair value
Other investments include investments in limited partnerships and limited liability companies (collectively “private equity funds”) and hedge funds, fixed income funds, equity funds, private credit funds, real estate funds, collateralized loan obligation (“CLO”) equities and CLO equity funds that carry their investments at fair value and CLO equities.
We have elected the fair value option for certain of our other investments that would otherwise be accounted for as an equity method investment. The primary reason for electing the fair value option is because we believe this measurement basis is consistent with the applicable accounting guidance used by the investment funds themselves.
Our other investments are stated at fair value, which ordinarily will be the most recently reported net asset value (“NAV”) as advised by the fund manager or administrator. The NAV is based on the fund manager’s or administrator’s valuation of the underlying holdings in accordance with the fund’s governing documents. Many of our fund investments publish NAVs on a daily basis and provide daily liquidity while others report on a monthly or quarterly basis. Unrealized gains and losses on other investments are included in net income and reported as net unrealized gains and losses.

32
Refer to Note 24 for further information on certain privately held equity investments.

The following table summarizes our other investments carried at fair value as of December 31, 2023 and 2022:
	2023	2022
	(in millions of U.S. dollars)
Hedge funds	$491	$549
Fixed income funds	605	547
Private equity funds	1,617	1,282
Private credit funds	625	362
Equity funds	4	3
CLO equity funds	182	203
CLO equities	60	148
Real estate funds	269	202
	$3,853	$3,296
The following is a description of the nature of each of these investment categories:

•
Hedge funds invest in fixed income, equity and other investments.

•
Fixed income funds comprise a number of positions in diversified fixed income funds that are managed by third-party managers. Underlying investments vary from high-grade corporate bonds to non-investment grade senior secured loans and bonds, in both liquid and illiquid markets. The liquid fixed income funds have regularly published prices.

•
Private equity funds include primary, secondaries diversified by asset classes, regional vintage and sectors and direct co-investment opportunities.

•
Private credit funds invest in direct senior or collateralized loans.

•
Equity funds invest primarily in public equities.

•
CLO equity funds invest primarily in the equity tranches of term-financed securitizations of diversified pools of corporate bank loans.

•
CLO equities comprise investments in the equity tranches of term-financed securitizations of diversified pools of corporate bank loans.

•
Real estate funds comprise of real estate funds that invest primarily in commercial real estate equity.

Other investments, including equities measured at fair value using NAV as a practical expedient
We use NAV as a practical expedient to fair value certain of our other investments, including equities. Due to a lag in the valuations of certain funds reported by the managers, we may record changes in valuation with up to a three-month lag33. We regularly review and discuss fund performance with the fund managers to corroborate the reasonableness of the reported net asset values and to assess whether any events have occurred within the lag period that would affect the valuation of the investments.
Certain of our other investments are subject to restrictions on redemptions and sales that are determined by the governing documents, which limits our ability to liquidate those investments. These restrictions may include lock-ups, redemption gates, restricted share classes or side pockets, restrictions on the frequency of redemption and notice periods.
Certain of our other investments may not have any restrictions governing their sale, but there is no active market and no guarantee that we will be able to execute a sale in a timely manner. In addition, even if these investments are not eligible for redemption or sales are restricted, we may still receive income distributions from those other investments.
The table below details the estimated period by which proceeds would be received if we had provided notice of our intent to redeem or initiated a sales process as of December 31, 2023 for our investments measured at fair value using NAV as a practical expedient:

33
The valuation of our other investments is described in Note 14.

	Less than 1 Year	1 - 2 years	2 - 3 years	More than 3 years	Not Eligible/ Restricted	Total	Redemption Frequency (1)
	(in millions of U.S. dollars)
Equities
Privately held equity investments	$—	$—	$—	$—	$45	$45	N/A
Other investments
Hedge funds	$491	$—	$—	$—	$—	$491	monthly to bi-annually
Fixed income funds	500	—	—	—	52	552	monthly to quarterly
Private equity funds	—	62	—	—	1,556	1,618	quarterly
Private credit funds	—	—	—	—	442	442	N/A
CLO equity funds	180	—	—	—	2	182	quarterly to bi-annually
Real estate funds	—	—	—	—	269	269	N/A
	$1,171	$62	$—	$—	$2,366	$3,599

(1)
Redemption frequency relates to unrestricted amounts.

Equity Method Investments
Investments that we do not consolidate but in which we have significant influence over the operating and financial policies of the investee are classified as equity method investments and are accounted for using the equity method of accounting unless we have elected the fair value option.
In applying the equity method of accounting, investments are initially recorded at cost and are subsequently adjusted based on our proportionate share of net income or loss of the investee, net of any distributions received from the investee.
We typically record our proportionate share of an investee’s net income or loss on a quarter lag in line with the timing of when they report their financial information to us. Any adjustments made to the carrying value of our equity method investees are based on the most recently available financial information from the investees.
Changes in the carrying value of such investments are recorded in our consolidated statements of operations as income (losses) from equity method investments. Any decline in the value of our equity method investments considered by management to be other-than-temporary is reflected in our consolidated statements of operations in the period in which it is determined.
During the fourth quarter of 2023, we divested of our entire equity interest in Citco and recognized a gain of $5 million, which is included in income from equity method investments in our consolidated statements of operations.
The table below shows our equity method investments as of December 31, 2023 and 2022:
	2023		2022
	Ownership %	Carrying Value	Ownership %	Carrying Value
	(in millions of U.S. dollars)
Citco (1)	—%	—	31.9%	60
Monument Re (2)	20.0%	95	20.0%	110
Core Specialty	19.9%	225	19.9%	211
Other	27.0%	14	27.0%	16
		$334		$397

(1)
Prior to our divestiture of our entire equity interest in Citco during the fourth quarter of 2023, we owned 31.9% of the common shares in HH CTCO Holdings Limited which in turn owned 15.4% of the convertible preferred shares of Citco III Limited (“Citco”), or a 6.2% interest in the total equity of Citco.

(2)
We own 20.0% of the common shares in Monument Re as well as different classes of preferred shares which have fixed dividend yields and whose balances are included in the Investment amount. The carrying value of Monument Re is net of an impairment recorded in 2022.

Summarized Financial Information
The following is the aggregated summarized financial information of our equity method investees that meet the significance disclosure requirement, including those for which the fair value option was elected and would otherwise be accounted for as an equity method investment, and may be presented on a lag due to the availability of financial information from the investee:

	2023	2022
	(in millions of U.S. dollars)
Balance Sheet
Total assets	$59,859	$51,278
Total liabilities	45,430	39,496
	2023	2022	2021
	(in millions of U.S. dollars)
Operating Results (1)
Total income	$14,610	$6,524	$9,190
Total expenses	12,989	6,885	8,098
Net (loss) income	$1,621	$(361)	$1,092

(1)
Refer to Note 15 for the summarized operating results of our equity method investment in the InRe Fund for the three months ended March 31, 2021, prior to our consolidation of the InRe Fund on April 1, 2021

The following table presents the carrying value by ownership percentage of our equity method investees, including those for which the fair value option was elected:
	2023		2022
	Equity Method Investments	Fair Value Option	Equity Method Investments	Fair Value Option
	(in millions of U.S. dollars)
Ownership percentage
20% - 99%	109	1,208	186	1,096
3% - 19%	225	825	211	809
Total	$334	$2,033	$397	$1,905
Funds Held
Under funds held arrangements, the reinsured company has retained funds that would otherwise have been remitted to us. The funds held balance is credited with investment income and losses paid are deducted.
We present funds held as a single category within the consolidated balance sheets. The following table summarizes the components of funds held as of December 31, 2023 and 2022:
	2023	2022
	(in millions of U.S. dollars)
Funds held - directly managed	$2,502	$2,040
Funds held by reinsured companies	2,749	3,582
Total funds held	$5,251	$5,622
Funds held arrangements where we receive the underlying portfolio economics and the contractual right to direct the asset allocation strategies are known as “Funds held - directly managed”. Funds held arrangements where we receive a fixed crediting rate or other contractually agreed return are known as “Funds held by reinsured companies”. Where we receive a contractually agreed return, we evaluate whether we are required to recognize an embedded derivative.
Funds held by reinsured companies are carried at cost and any embedded derivative is carried at fair value.
Funds held - directly managed are carried at fair value because it represents the aggregate of funds held at cost and the value of an embedded derivative. The embedded derivative relates to our contractual right to receive the return on the underlying investment portfolio and the performance risk of the individual assets supporting the reinsurance contract.
We include the estimated fair value of these embedded derivatives in the consolidated balance sheets with the host contract in order to reflect the expected settlement of these features with the host contract34.
The investment returns on both categories of funds held are recognized in net investment income and net unrealized gains (losses), respectively. The change in the fair value of the embedded derivative is included in net unrealized gains (losses).

34
Refer to Note 8 for our accounting policy on embedded derivatives.

Funds Held - Directly Managed
The following table summarizes the components of funds held - directly managed as of December 31, 2023 and 2022:
	2023	2022
	(in millions of U.S. dollars)
Funds held - directly managed, at cost	$2,608	$2,819
Net unrealized gains (losses):
Accumulated change in fair value - embedded derivative accounting	(106)	(572)
Accumulated change in fair value (1)	—	(207)
Funds held - directly managed, at fair value	$2,502	$2,040

(1)
Is clearly and closely related to the host contract.

The majority of our funds held - directly managed is comprised of short-term and fixed maturities. The $462 million increase in funds held - directly managed from December 31, 2022 to December 31, 2023 was primarily driven by an LPT transaction with QBE completed during the second quarter of 2023, partially offset by the derecognition of the assets supporting the Enhanzed Re reinsurance of a closed block of life annuity policies that were novated during the first quarter of 2023.
Funds Held by Reinsured Companies
Pursuant to the terms of the Aspen Insurance Holdings transaction entered into in 2022, in addition to earning a fixed crediting rate (“base crediting rate”) on the funds withheld, as of October 1, 2022 and through September 30, 2025 we will also receive a variable return (together, the “full crediting rate”).
The nature of the arrangement results in an embedded derivative, which represents the fair value of the amount by which all future interest payments on the funds withheld balance made at the full crediting rate are expected to exceed all future interest payments made on the funds withheld balance at the base crediting rate.
The following table summarizes the components of our funds held by reinsured companies:
	2023	2022
	(in millions of U.S. dollars)
Fund held by reinsured companies, at amortized cost	$2,709	$3,538
Fair value of embedded derivative	40	44
Funds held by reinsured companies	$2,749	$3,582
The $833 million decrease in funds held by reinsured companies from December 31, 2022 to December 31, 2023 was primarily driven by net paid losses specific to the Aspen LPT.
Net Investment Income
Major categories of net investment income for the years ended December 31, 2023, 2022 and 2021 are summarized as follows:
	2023	2022	2021
Fixed maturities	$326	$237	$191
Short-term investments and cash and cash equivalents	38	10	—
Funds held	211	151	85
Investment income from fixed maturities, cash and cash equivalents and funds held	575	398	276
Equity investments	41	39	32
Other investments (1)	51	43	41
Investment income from equities and other investments	92	82	73
Gross investment income	667	480	349
Investment expenses	(20)	(25)	(37)
Net investment income	$647	$455	$312

(1)
Effective April 1, 2021, the InRe Fund was consolidated by us and subsequently liquidated by December 31, 2021. Refer to Note 15 for additional information. Prior to April 1, 2021, all income or loss from the InRe Fund was determined by the change in net asset value (NAV) of our holdings in the fund, which was included within net unrealized gains (losses) from other investments.
Net Realized and Unrealized Gains (Losses)
Components of net realized and unrealized gains (losses) for the years ended December 31, 2023, 2022 and 2021 were as follows:
	2023	2022	2021
	(in millions of U.S. dollars)
Net realized (losses) gains on sale:
Gross realized gains on fixed maturities, AFS	$5	$6	$19
Gross realized losses on fixed maturities, AFS	(81)	(89)	(13)
Decrease (increase) in allowance for expected credit losses on fixed maturities, AFS	11	(28)	(10)
Total net realized losses on sale	$(65)	$(111)	$(4)
Net (losses) gains recognized on equity securities sold during the period	—	—	9
Other investments (1)	—	—	66
Net realized investment (losses) gains on investment derivatives		—	(132)
Total net realized (losses) gains on sale	$(65)	$(111)	$(61)
Net unrealized gains (losses):
Fixed maturities, trading	$84	$(503)	$(144)
Funds held - directly managed	47	(567)	(62)
Equity securities	167	(290)	146
Other investments (1)	225	(125)	259
Investment derivatives	5	(18)	(21)
Total net unrealized gains (losses)	$528	$(1,503)	$178

(1)
Effective April 1, 2021, the InRe Fund was consolidated by us and subsequently liquidated by December 31, 2021. Refer to Note 15 for additional information. Prior to April 1, 2021, all income or loss from the InRe Fund was determined by the change in net asset value (NAV) of our holdings in the fund, which was included within net unrealized gains (losses) from other investments.

The gross realized gains and losses on AFS investments included in the table above resulted from sales of $1.8 billion, $2.1 billion and $2.5 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
For the years ended December 31, 2023, 2022 and 2021, net unrealized gains (losses) recorded within the statement of operations relating to equity securities still held of the balance sheet date were $109 million, $(269) million and $146 million, respectively.
Restricted Assets
We utilize trust accounts to collateralize business with our (re)insurance counterparties. We are also required to maintain investments and cash and cash equivalents on deposit with regulatory authorities and Lloyd’s to support our (re)insurance operations. The investments and cash and cash equivalents on deposit are available to settle (re)insurance liabilities. Collateral generally takes the form of assets held in trust, letters of credit or funds held. The assets used as collateral are primarily highly rated fixed maturities. The carrying value of our restricted assets, including restricted cash of $266 million and $508 million, as of December 31, 2023 and 2022, respectively, was as follows:
	2023	2022
	(in millions of U.S. dollars)
Collateral in trust for third party agreements	$5,301	$5,343
Assets on deposit with regulatory authorities	80	159
Collateral for secured letter of credit facilities	78	82
Funds at Lloyd’s (“FAL”) (1)	389	365
	$5,848	$5,949

(1)
We managed and provided capacity for one Lloyd’s syndicate as of December 31, 2023 (December 31, 2022: we managed and/or provided capacity for three Lloyd’s syndicates). Lloyd’s determines the required capital principally through the use of an internal model that calculates a solvency capital requirement for each syndicate. This capital is referred to as FAL and will be drawn upon in the event that a syndicate has a loss that cannot be funded from other sources. We also utilize unsecured letters of credit for a significant portion of our FAL, as described in Note 18.

8. DERIVATIVES AND HEDGING INSTRUMENTS

Accounting for Derivatives
Freestanding Derivatives
Freestanding derivatives are recorded on trade-dates and carried on the consolidated balance sheet either as assets within other assets or as liabilities within other liabilities at estimated fair value. We do not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net unrealized gains (losses) included in our consolidated statements of operations.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, we formally document the risk management objective and strategy for undertaking the hedging transaction, as well as the designation of the hedge.
We have qualifying net investment in foreign operation (“NIFO”) hedges. We recognize changes in the estimated fair value of the hedging derivatives within OCI, consistent with the translation adjustment for the hedged net investment in the foreign operation.
Our documentation sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and also sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
When hedge accounting is discontinued pursuant to a NIFO hedge (due to a revaluation, payment of a dividend or the disposal of our investment in a foreign operation), the derivative continues to be carried on the balance sheet at its estimated fair value. Deferred gains and losses recorded in OCI pursuant to a discontinued NIFO hedge are recognized immediately in net foreign exchange losses (gains) in our consolidated statements of operations.
Embedded Derivatives
We are party to certain reinsurance agreements that have embedded derivatives. We also have embedded derivatives on our convertible bond portfolio, recorded within fixed maturities, trading on the consolidated balance sheets. We assess each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

•
the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in net income;

•
the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

•
a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported within net unrealized gains (losses).
Derivative Strategies
We are exposed to various risks relating to our ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity price risks. We use a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. The types of derivatives we use include swaps and forwards.

Foreign currency derivatives
We use foreign currency exchange rate derivatives, including foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with our assets and liabilities denominated in foreign currencies. We also use foreign currency derivatives to hedge the foreign currency exchange rate risk associated with certain of our net investments in foreign operations.
In a foreign currency forward transaction, we agree with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We utilize foreign currency forwards in fair value, NIFO hedges and nonqualifying hedging relationships.
Interest rate derivatives
We use interest rate derivatives, specifically interest rate swaps, to reduce our exposure to changes in interest rates.
Interest rate swaps are used by us primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, we agree with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. We utilize interest rate swaps in nonqualifying hedging relationships.
In February 2023, we entered into a two-month forward starting receive fixed, pay floating interest rate swap with a notional value of $800 million to partially mitigate the risk that interest rates could decrease prior to our receipt of the cash consideration for the QBE LPT transaction. Following the expiration of the forward period in April 2023, we took delivery of a three-year receive fixed, pay floating interest rate swap. The notional value of the swap was subsequently partially unwound as the consideration received was invested. The swap was fully unwound in July 2023. As of December 31, 2023 and 2022, we had no interest rate swaps.
The following table presents the gross notional amounts and estimated fair values of our derivatives recorded within other assets and other liabilities on the consolidated balance sheets as of December 31, 2023 and 2022:
	2023			2022
	Gross Notional Amount	Fair Value (1)		Gross Notional Amount	Fair Value (1)
		Assets	Liabilities		Assets	Liabilities
	(in millions of U.S. dollars)
Derivatives designated as hedging instruments
Foreign currency forward contracts	$424	$1	$6	$442	$1	$11
Derivatives not designated as hedging instruments
Foreign currency forward contracts	313	3	3	244	5	1
Others	14	—	—	7	—	—
Total	$751	$4	$9	$693	$6	$12

(1)
Refer to Note 14 for additional information regarding the fair value of our derivatives.

The following table presents the net gains and losses relating to our derivative instruments for the years ended December 31, 2023, 2022 and 2021:
	Location of gain (loss) recognized on derivatives	Amount of Net Gains (Losses)
		2023	2022	2021
		(in millions of U.S. dollars)
Derivatives designated as hedging instruments
Foreign currency forward contracts	Accumulated other comprehensive income (loss)	$(15)	$50	$24
Derivatives not designated as hedging instruments
Foreign currency forward contracts	Net foreign exchange gains (losses)	9	(10)	(4)
Interest rate swap	Net unrealized gains (losses)	7	—	—
Others	Net unrealized gains (losses)	(2)	—	—

9. REINSURANCE BALANCES RECOVERABLE ON PAID AND UNPAID LOSSES

Amounts recoverable from reinsurers are estimated in a manner consistent with the underlying liability for losses and LAE. We report our reinsurance balances recoverable on paid and unpaid losses net of an allowance for estimated uncollectible amounts.
Our allowance for estimated uncollectible reinsurance is derived based on various data sources, multiple key inputs and forecast scenarios. These include the duration of the collection period, credit quality, changes in reinsurer credit standing, default rates specific to the individual reinsurer, the geographical location of the reinsurer, contractual disputes with reinsurers over individual contentious claims, contract language or coverage issues, industry analyst reports and consensus economic forecasts.
To determine the allowance for estimated uncollectible reinsurance, we use the PD and LGD methodology whereby each reinsurer is allocated an appropriate PD percentage based on the expected payout duration by portfolio. This PD percentage is then multiplied by an appropriate LGD percentage to arrive at an overall credit allowance percentage which is then applied to the reinsurance balance recoverable for each reinsurer, net of any specific bad debt provisions, collateral or other contract related offsets, to arrive at the overall allowance for estimated uncollectible reinsurance by reinsurer.
Amounts deemed to be uncollectible, including amounts due from known insolvent reinsurers, are written off against the allowance.
Changes in the allowance, as well as any subsequent collections of amounts previously written off, are reported as part of the net incurred losses and LAE in our consolidated statements of operations.
On an ongoing basis, we also evaluate and monitor the credit risk of our reinsurers, including those under voluntary schemes of arrangement, to minimize our exposure to significant losses from potential insolvencies.
The following tables provide the total reinsurance balances recoverable on paid and unpaid losses.
	December 31, 2023	December 31, 2022
	(in millions of U.S. dollars)
Recoverable from reinsurers on unpaid:
Outstanding losses and IBNR	$836	$1,075
ULAE	5	6
Fair value adjustments - acquired companies	(5)	(6)
Fair value adjustments - fair value option	(62)	(79)
Total reinsurance reserves recoverable	774	996
Paid losses recoverable	183	135
Total	$957	$1,131
Reconciliation to Consolidated Balance Sheet:
Reinsurance balances recoverable on paid and unpaid losses	$740	$856
Reinsurance balances recoverable on paid and unpaid losses - fair value option	217	275
Total	$957	$1,131
Certain of our subsidiaries and assumed portfolios, prior to acquisition, used retrocessional agreements to reduce their exposure to the risk of (re)insurance assumed.
The fair value adjustments, determined on acquisition of (re)insurance subsidiaries, are based on the estimated timing of loss and LAE recoveries and an assumed interest rate equivalent to a risk free rate for securities with similar duration to the acquired reinsurance balances recoverable on paid and unpaid losses plus a spread for credit risk, and are amortized over the estimated recovery period, as adjusted for accelerations in timing of payments as a result of commutation settlements35.
The decrease in reinsurance balances on paid and unpaid losses from December 31, 2022 to December 31, 2023 was primarily due to cash collections, adverse ceded development and foreign exchange movement.

35
The determination of the fair value adjustments on the retroactive reinsurance contracts for which we have elected the fair value option is described in Note 14.

Top Ten Reinsurers
	December 31, 2023			December 31, 2022
	Number	Total ($)%		Number	Total ($)%
	(in millions of U.S. dollars, except for number of top 10 reinsurers)
Information regarding top ten reinsurers:
Top 10 reinsurers rated A- or better	8	$436		8	$578
Top 10 non-rated reinsurers:
Due from a U.S. state backed reinsurer that is supported by assessments on active auto writers operating within the state		149			171
Due from a U.S. Workers’ Compensation Reinsurance Pool that is secured through an allocation to insurers actively writing workers’ compensation in the covered state		42			43
Total top 10 non-rated reinsurers	2	191		2	214
Total top 10 reinsurers		627	65.5%		792	70.0%
Other reinsurers > $1 million		316	33.0%		319	28.2%
Other reinsurers < $1 million		14	1.5%		20	1.8%
Total		$957	100.0%		$1,131	100.0%
Single reinsurers that represent 10% or more of total reinsurance balance recoverables as of December 31, 2023 and 2022:
Lloyd’s Syndicates (1)		$135			$193
Michigan Catastrophic Claims Association (2)		$149			$171

(1)
Lloyd’s Syndicates are rated AA- by Standard & Poor’s and A by A.M. Best.

(2)
U.S. state backed reinsurer that is supported by assessments on active auto writers operating within the state.

The table below provides a reconciliation of the beginning and ending allowance for estimated uncollectible reinsurance balances for the years ended December 31, 2023 and 2022:
	2023	2022
	(in millions of U.S. dollars)
Allowance for estimated uncollectible reinsurance, beginning of year	$131	$136
Effect of exchange rate movement	1	1
Current period change in the allowance	2	(6)
Recoveries collected	(3)	—
Allowance for estimated uncollectible reinsurance, end of year	$131	$131
10. DEFERRED CHARGE ASSETS AND DEFERRED GAIN LIABILITIES

If, at the inception of a retroactive reinsurance contract, the estimated liabilities for losses and LAE exceed the premiums received, a deferred charge asset (“DCA”) is recorded for this difference. In contrast, if the premiums received are in excess of the estimated undiscounted ultimate losses payable, a deferred gain liability (“DGL”) is recorded.
The consideration that we charge the ceding companies under retroactive reinsurance contracts may be lower than our estimate of losses and LAE liabilities as these liabilities may not be settled for many years. Our contractual counterparties (cedants) settle the consideration upon inception of the contract and we invest the consideration received over an extended period of time, thereby generating investment income. As a result, we expect to generate profits from these retroactive reinsurance contracts when taking into account the consideration received and expected investment income, less contractual obligations and expenses.
We amortize the originating DCA balances over the estimated claim payment period of the related contracts with the amortization adjusted prospectively at each reporting period to reflect new estimates of the pattern and timing of remaining losses and LAE payments. We present the amortization of our DCAs and DGLs as a separate line item in our consolidated statements of operations.
When liabilities for losses and LAE are extinguished through commutations and policy buybacks, they are removed from our estimates for the remaining loss and LAE payments, and this will generally result in an acceleration of the amortization of the DCAs.

DCAs are assessed at each reporting period for impairment and if the asset is determined to be impaired, then it is written down in the period in which the determination is made with that write down reflected in earnings as a component of net incurred losses and LAE. For the years ended December 31, 2023, 2022 and 2021 we completed our assessment for impairment of deferred charge assets and concluded that there had been no impairment of our carried deferred charge asset balances.
For each reinsurance contact where a DCA has been recorded we assess for impairment at each reporting period by determining the rate of return that we are required to earn on the invested assets to ensure that all cashflows arising from the assumed liabilities are met in full over the projected remaining payout period. This required rate of return is compared against the modeled rate of return, the weighted average portfolio yield and the actual annualized rate of return in order to identify indicators that would lead us to record an impairment of the DCA.
Change in net DCA Amortization
Effective December 31, 2022, we voluntarily changed our accounting policy for calculating the amortization of our DCAs. Previously, any change in ultimate losses on the contracts with a recognized DCA would result in the recognition of an adjustment to the DCA, as if the adjusted reserves had existed upon inception of the contract. We will no longer adjust the DCA for these events.
We continue to amortize the originating DCA balances over the estimated claim payment period of the related contracts with the amortization adjusted prospectively at each reporting period to reflect new estimates of the pattern and timing of remaining losses and LAE payments. Previously, the amortization of our DCAs and DGLs was included in net incurred losses and LAE. We now present the amortization of our DCAs and DGLs as a separate line item in our consolidated statements of operations.
We made the change in accounting policy because the primary basis for accepting consideration that is lower than the estimate of losses and LAE liabilities assumed is due to the time value of money, inclusive of our expectation of generating investment income, rather than expectations of changes in ultimate losses on the contracts.
We believe that the change in policy improves the usefulness of our financial statements as the changes in amortization of the DCA will no longer offset the loss developments, which allows the insurance loss developments to be recognized consistently through our consolidated statement of operations regardless of whether the contract resulted in a DCA at inception.
We have retrospectively applied this change in accounting policy to all applicable prior period information presented herein as required. As of January 1, 2020, the cumulative effect of this change resulted in a $158 million increase to retained earnings, which is reflected as a cumulative change in accounting principle in the consolidated statements of changes in shareholders’ equity.
The following tables provide a summary of the effect of the change in accounting policy on our 2022 and previously reported consolidated financial statements:
Consolidated Balance Sheets
	As of December 31, 2022
	As Computed Under Previous Method	Effect of Accounting Change	As Reported Under New Method
	(in millions of U.S. dollars)
Deferred charge assets	$268	$390	$658
Retained earnings	4,016	390	4,406

Consolidated Statements of Operations
	Year Ended December 31, 2022
	As Computed Under Previous Method	Effect of Accounting Change	As Reported Under New Method
	(in millions of U.S. dollars, except per share data)
Net incurred losses and LAE:
Prior Period	$(513)	$(243)	$(756)
Total net incurred losses and loss adjustment expenses	(465)	(243)	(708)
Amortization of net deferred charge assets	—	80	80
Total expenses	(12)	(163)	(175)
NET LOSS FROM CONTINUING OPERATIONS	(1,108)	163	(945)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$(1,069)	163	(906)
	$—
Loss per ordinary share attributable to Enstar:
Basic	$(62.13)	$9.48	$(52.65)
Diluted	$(62.13)	$9.48	$(52.65)
	Year Ended December 31, 2021
	As previously reported	Adjustment	As adjusted
	(in millions of U.S. dollars, except per share data)
Net incurred losses and LAE:
Prior period	$(283)	$(120)	$(403)
Total net incurred losses and loss adjustment expenses	(111)	(120)	(231)
Amortization of net deferred charge assets	—	55	55
Total expenses	367	(65)	302
NET INCOME FROM CONTINUING OPERATIONS	488	65	553
NET INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$437	$65	$502
Earnings per ordinary share attributable to Enstar:
Basic	$22.05	$3.28	$25.33
Diluted	$21.71	$3.23	$24.94
Consolidated Statements of Comprehensive Income
	Year Ended December 31, 2022			Year Ended December 31, 2021
	As Computed Under Previous Method	Effect of Accounting Change	As Reported Under New Method	As previously reported	Adjustment	As adjusted
	(in millions of U.S. dollars)
NET (LOSS) INCOME	$(1,108)	$163	$(945)	$488	$65	$553
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO ENSTAR	$(1,319)	$163	$(1,156)	$375	$65	$440

Consolidated Statements of Changes in Shareholders’ Equity
	Year Ended December 31, 2022			Year Ended December 31, 2021
	As Computed Under Previous Method	Effect of Accounting Change	As Reported Under New Method	As previously reported	Adjustment	As adjusted
	(in millions of U.S. dollars)
Retained Earnings
Balance, beginning of year	$5,085	$227	$5,312	$4,647	$162	$4,809
Net (loss) income	(1,108)	163	(945)	488	65	553
Balance, end of year	$4,016	$390	$4,406	$5,085	$227	$5,312
Consolidated Statements of Cash Flows
	Year Ended December 31, 2022			Year Ended December 31, 2021
	As Computed Under Previous Method	Effect of Accounting Change	As Reported Under New Method	As previously reported	Adjustment	As adjusted
	(in millions of U.S. dollars)
Net (loss) income	$(1,108)	$163	$(945)	$488	$65	$553
Adjustments to reconcile net (loss) income to cash flows provided by operating activities:
Amortization of net deferred charge assets	$—	$80	$80	$—	$55	$55
Other operating assets and liabilities (1)	$(174)	$(243)	$(417)	$838	$(120)	$718

(1)
As previously reported changes in other operating assets and liabilities for the year ended December 31, 2021 includes changes in premiums receivable of $324 million.

The following tables provide a summary of the effect of the change in accounting policy on our 2022 and previously reported consolidated reconciliation of beginning and ending liability for losses and LAE:
	Year Ended December 31, 2022			Year Ended December 31, 2021
	As Computed Under Previous Method	Effect of Accounting Change	As Reported Under New Method	As previously reported	Adjustment	As adjusted
	(in millions of U.S. dollars)
DCAs on retroactive reinsurance	$(371)	$371	$—	$(219)	$219	$—
Net balance as of January 1	11,555	371	11,926	8,709	219	8,928
Net incurred losses and LAE:
Prior periods:
Amortization of DCAs	243	(243)	—	120	(120)	—
Total prior periods	(513)	(243)	(756)	(283)	(120)	(403)
Total net incurred losses and LAE	(465)	(243)	(708)	(111)	(120)	(231)
Other changes:
Acquired business (2)	—	—	—	1,098	29	1,127
Assumed business (1)	2,520	140	2,660	3,445	254	3,699
Ceded business (3)	—	—	—	(92)	(11)	(103)
Total other changes	2,333	140	2,473	4,388	272	4,660
Net balance as of December 31	11,743	268	12,011	11,555	371	11,926
DCAs on retroactive reinsurance	$268	$(268)	$—	$371	$(371)	$—

(1)
2022 and 2021 assumed business is net of DCAs of $140 million and $254 million, respectively.

(2)
2021 acquired business included $257 million of loss reserves which are deemed to effectively settle balances relating to pre-existing relationships, the latter comprising of $286 million of reinsurance recoverables, partially offset by a DGL of $29 million, carried by two of our reinsurance subsidiaries. The impact of the DGL has been adjusted in the above table.

(3)
2021 ceded business is net of DGLs of $11 million.

Additionally, all relevant notes to the financial statements have been updated for impacts of the change in accounting policy.
Deferred Charge Assets and Deferred Gain Liabilities
The following table presents a reconciliation of the deferred charge assets and deferred gain liabilities for the years ended December 31, 2023, 2022 and 2021:
	2023			2022			2021
	DCA	DGL	Net	DCA	DGL	Net	DCA	DGL	Net
	(in millions of U.S. dollars)
Beginning carrying value	$658	$—	$658	$599	$1	$598	$401	$20	$381
New business	179	—	179	140	—	140	254	11	243
Realized on acquisition	—	—	—	—	—	—	—	(29)	29
Amortization	(106)	—	(106)	(81)	(1)	(80)	(56)	(1)	(55)
Ending carrying value	$731	$—	$731	$658	$—	$658	$599	$1	$598
11. LOSSES AND LOSS ADJUSTMENT EXPENSES

The liability for losses and LAE, also referred to as loss reserves, represents our gross estimates before reinsurance for unpaid reported losses (Outstanding Loss Reserves, or “OLR”) and includes losses that have been incurred but not yet reported (“IBNR”) using actuarial methods. We recognize an asset for the portion of the liability that we expect to recover from reinsurers. LAE reserves include allocated LAE (“ALAE”) and unallocated LAE (“ULAE”). ALAE are linked to the settlement of an individual claim or loss, whereas ULAE are based on our estimates of future costs to administer the claims. IBNR includes amounts for unreported claims, development on known claims and reopened claims.
Our loss reserves cover multiple lines of business, including asbestos, environmental, general casualty, workers’ compensation, marine, aviation and transit, construction defect, professional indemnity/directors and officers, motor, property and other non-life lines of business.
The liability for losses and LAE includes reserves for unpaid reported losses and losses incurred but not reported (“IBNR”).
We establish reserves for unpaid reported losses and LAE based on reports from brokers, ceding companies and insureds and these represent the estimated ultimate cost of events or conditions that have been reported to or specifically identified by us.
The reserves for IBNR losses are established by us based on actuarially determined estimates of ultimate losses and LAE. Inherent in the estimate of ultimate losses and LAE are expected trends in claim severity and frequency, historical loss experience, industry statistics and other factors which may vary significantly as claims are settled.
These estimates are reviewed regularly and are subject to the impact of future changes in the factors noted above as well as economic conditions including the impact of inflation, legal and judicial developments, and medical cost trends.
Any subsequent remeasurement of our reserves will be recorded in net income in the period in which they become known and reflected as part of the net increase or reduction in the estimates of ultimate losses included within net incurred losses and LAE in the consolidated statements of operations.
Prior period development (“PPD”) arises from changes to loss estimates recognized in the current calendar year that relate to loss reserves established in previous calendar years.
Our estimates, at inception and on an ongoing basis, do not include an estimate for potential future commutations and policy buybacks. Commutations and policy buybacks are often unique and circumstance-based, and each commutation or policy buyback is separately negotiated. Therefore, the successful execution of one commutation or policy buyback does not necessarily impact the likelihood of other commutations or policy buybacks occurring in the future.

Commutations and policy buybacks provide an opportunity for us to exit exposures to certain policies and insureds generally at a discount to our estimate of the ultimate liability and provide us with the ability to eliminate exposure to further losses which can be beneficial to us as they legally extinguish liabilities in full, reducing the potential for future adverse loss development and future claims handling costs.
Commutations of acquired companies’ exposures have the effect of accelerating the payout of claims compared to the probability-weighted ranges of actuarially projected cash flows that we applied when estimating the fair values of assets and liabilities at the time of acquisition.
Commutations are only executed directly with (re)insureds and any changes in ultimate losses are recognized upon the execution of a commutation or policy buyback with the (re)insured.
Any material acceleration of payout together with the impact of any material loss reserve savings in any period will also accelerate the amortization of any associated fair value adjustments in that period.
Our (re)insurance subsidiaries also establish provisions for unallocated loss adjustment expenses (“ULAE”) for LAE relating to run-off costs for the estimated duration of the run-off, such as internal claim management or associated operational support costs, which are included in the liability for losses and LAE. These provisions are assessed at each reporting date, and provisions relating to future periods are adjusted to reflect any changes in estimates of the periodic run-off costs or the duration of the run-off, including the impact of any acceleration of the run-off period that may be caused by commutations. Provisions relating to the current period together with any adjustment to future run-off provisions are included in net incurred losses and LAE in the consolidated statements of operations.
Fair Value Option
We have elected to apply the fair value option for certain reinsurance contracts including, loss portfolio transfers (“LPTs”) and reinsurance to close (“RITC”) transactions. This is an irrevocable election that applies to all balances under the reinsurance contract, including reinsurance balances recoverable on paid and unpaid losses and the liability for losses and LAE. The primary reason for electing the fair value option was to reduce the earnings volatility created by carrying the liabilities for losses and LAE at cost and the assets supporting those liabilities at fair value. During 2017 and 2018, we elected the fair value option on select new business and classified the supporting portfolio investments as trading securities, whereby all changes in fair value were recorded in the statements of operations. Commencing in 2019, we discontinued electing the fair value option on new business in order to better align with our evolving investment objectives.
We use an internal model to calculate the fair value of the liability for losses and LAE and the reinsurance balances recoverable on paid and unpaid losses. The nominal amounts related to reinsurance balances recoverable on paid and unpaid losses and the liability for losses and LAE are inputs in our internal model. These liabilities are included in losses and LAE, at fair value on the consolidated balance sheets, and the changes in the liability are included in net incurred losses and LAE on the consolidated statements of operations.

The table below provides a consolidated reconciliation of the beginning and ending liability for losses and LAE.
	2023	2022	2021
	(in millions of U.S. dollars)
Balance as of January 1	$13,007	$13,258	$10,593
Losses and LAE relating to SGL No.1 (1)	—	—	255
Reinsurance reserves recoverable (2)	(996)	(1,332)	(1,830)
Reinsurance reserves recoverable relating to SGL No. 1 (1)	—	—	(90)
Net balance as of January 1	12,011	11,926	8,928
Net incurred losses and LAE:
Current period:
Increase in estimates of net ultimate losses	28	46	168
Increase in provisions for ULAE	2	2	4
Total current period	30	48	172
Prior periods:
Reduction in estimates of net ultimate losses	(157)	(403)	(281)
Reduction in provisions for ULAE	(69)	(135)	(63)
Amortization of fair value adjustments (3)	17	(18)	16
Changes in fair value - fair value option (4)	78	(200)	(75)
Total prior periods	(131)	(756)	(403)
Total net incurred losses and LAE	(101)	(708)	(231)
Net paid losses:
Current period	—	(3)	(29)
Prior periods	(2,467)	(1,677)	(1,402)
Total net paid losses	(2,467)	(1,680)	(1,431)
Other changes:
Effect of exchange rate movement	87	(187)	(63)
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	(21)	—	—
Acquired business (5)	—	—	1,127
Assumed business	2,215	2,660	3,699
Ceded business (6)	(139)	—	(103)
Total other changes	2,142	2,473	4,660
Net balance as of December 31	11,585	12,011	11,926
Reinsurance reserves recoverable (2)	774	996	1,332
Balance as of December 31	$12,359	$13,007	$13,258
Reconciliation to Consolidated Balance Sheet:
Loss and loss adjustment expenses	$11,196	$11,721
Loss and loss adjustment expenses, at fair value	1,163	1,286
Total	$12,359	$13,007

(1)
This balance represents our participation in Atrium’s Syndicate 609 relating to the 2020 and prior underwriting years, which was no longer eliminated on our consolidated financial statements following the completion of the Exchange Transaction on January 1, 2021.

(2)
Excludes paid losses recoverable.

(3)
2022 amortization of fair value adjustments includes accelerated amortization of $33 million representing the remaining risk margin fair value adjustment liability originally recorded upon acquisition of the Enhanzed Re catastrophe reinsurance business. The liability was released following the commutation of the catastrophe business back to Allianz.

(4)
Comprises discount rate and risk margin components.

(5)
2021 acquired business of $1.1 billion includes $842 million of third party loss reserves and $257 million of loss reserves which are deemed to effectively settle balances relating to pre-existing relationships, the latter comprising of $286 million of reinsurance recoverables carried by two of our reinsurance subsidiaries. These pre-existing relationships were fair valued at $271 million in accordance with the acquisition method of accounting.

(6)
2023 ceded business represents the settlement of our participation in Atrium’s Syndicate 609 relating to the 2020 and prior underwriting years, comprised of losses and LAE expenses of $173 million, net of reinsurance reserves recoverable of $34 million.

Prior Period Development (“PPD”)
Reduction in Estimates of Net Ultimate Losses

The following table summarizes the (reductions) increases in estimates of net ultimate losses related to prior years by segment and line of business:
	2023	2022	2021
	(in millions of U.S. dollars)
Run-off segment:
Asbestos	$23	$(14)	$(16)
Environmental	(1)	(6)	7
General casualty	127	57	116
Workers’ compensation	(200)	(318)	(234)
Marine, aviation and transit	(2)	(56)	(47)
Construction defect	17	(25)	(33)
Professional indemnity/Directors and Officers	(11)	(10)	(31)
Motor	(28)	74	43
Property	(68)	(35)	(45)
All Other	(14)	(22)	(37)
Total Run-off segment	(157)	(355)	(277)
Total Assumed Life segment	—	(52)	—
Total Legacy Underwriting segment	—	4	(4)
Total	$(157)	$(403)	$(281)
2023: The reduction in estimates of net ultimate losses of $157 million related to prior periods was driven by development in the following Run-off segment lines of business:

•
Workers’ Compensation - The workers’ compensation line of business experienced $200 million of favorable development, most notably in our 2018, 2019 and 2021 acquisition years, as a result of continued favorable incurred development driven by:

◦
lower severity trends on certain existing claims;

◦
reduced levels of expected frequency of claims for excess workers’ compensation; and

◦
favorable claim settlements, including accelerated and favorable claim settlement patterns on certain portfolios.

•
Property - The property line of business experienced $68 million of favorable development, most notably in the 2022 acquisition year, as a result of continued favorable claims experience.

•
General Casualty - The experience in the general casualty reserves was adverse by $127 million. This was driven by higher average incurred severities as compared to assumptions, most notably in our 2019 and 2020 acquisition years.

◦
Our 2020 acquisition year general casualty liabilities experienced additional claim reporting latency and unexpected increased severity on a small number of large New York Labor Law claims which resulted in increased loss estimates.

◦
Our 2019 acquisition year ADC general casualty liabilities showed ground up adverse development which has resulted in higher loss estimates.

2022: The reduction in estimates of net ultimate losses of $403 million related to prior periods was primarily driven by development in the following Run-off segment lines of business:

•
Workers’ Compensation - The workers’ compensation line of business experienced $318 million of favorable development, most notably in our 2017 and 2019 to 2021 acquisition years, as a result of:

◦
lower severity trends on certain existing claims;

◦
reduced levels of expected frequency of claims for excess workers’ compensation;

◦
favorable claim settlements, including accelerated and favorable claim settlement patterns on certain portfolios; and

◦
an ADC contract where the cedants have experienced continued favorable ground-up performance.

During 2022, we also completed 15 commutations that resulted in a net reduction of ultimate losses of $11 million in our workers’ compensation line of business.

•
Motor - The experience in the motor line was adverse by $74 million due to higher-than-expected claims severity relating to our 2020 acquisition year.

•
General Casualty - The experience in the general casualty reserves was adverse by $57 million, including adverse development on an LPT portfolio from our 2020 acquisition year, partially offset by favorable development on certain of our 2019 and 2021 ADC contracts. Notably,

◦
Our 2020 acquisition year general casualty liabilities experienced additional claim reporting latency and unexpected increased severity on a small number of large New York Labor Law claims which resulted in increased loss estimates.

◦
Our 2019 and 2021 acquisition year ADC general casualty liabilities show a continued pattern of ground up favorable development which has resulted in lower estimates of our reserves for these exposures.

•
Marine, Aviation and Transit - The marine, aviation and transit line of business experienced a $56 million reduction in estimates of net ultimate losses due to favorable experience across a variety of claim types of favorable development as a result of favorable experience across a variety of claim types, related to the 2014, 2018 and 2019 acquisition years.

Our Assumed Life segment also experienced favorable claim activity on our 2021 acquisition year catastrophe business. During 2022, we commuted back to Allianz the catastrophe reinsurance business originally ceded to Enhanzed Re by Allianz and recognized a favorable commutation gain of $59 million, of which $26 million contributed to a favorable reduction in estimates of net ultimate losses. The remaining $33 million represented the accelerated amortization of the remaining fair value adjustment liability and is included within amortization of fair value adjustments.
2021: The reduction in estimates of net ultimate losses of $281 million related to prior periods was primarily driven by development in the following Run-off segment lines of business:

•
Workers’ Compensation - The workers’ compensation line of business experienced a $234 million favorable development as a result of reduced claims activity and favorable settlements on open claims in 2011 & prior accident years in one portfolio as well as recent 2015 - 2018 accident years on another.

During 2021, we also completed 15 commutations that resulted in a net reduction of ultimate losses of $10 million in our workers’ compensation line of business.

•
General Casualty - The experience in the general casualty reserves was adverse by $116 million. This was partially due to an increase in opioid exposure from our 2020 acquisition year and increased expectations of latent claims and a lengthening of the payment pattern related to our 2019 acquisition year.

During 2021, we also completed 18 commutations that resulted in a net reduction of ultimate losses of $2 million in our general casualty line of business.

•
Marine, Aviation and Transit - The marine, aviation and transit line of business experienced a $47 million reduction in estimates of net ultimate losses due to favorable experience across a variety of claim types.

During 2021, we also completed 4 commutations that resulted in a net increase of ultimate losses of $1 million in our marine, aviation and transit line of business.

•
Motor - The experience in the motor line was adverse by $43 million due to higher-than-expected claims severity relating to our 2020 acquisition year.

Reduction in Provisions for ULAE
During 2023, 2022 and 2021, the favorable reduction in provisions for ULAE was driven by ULAE provision adjustments from our run-off operations, due to the corresponding reductions in loss reserves and the associated cost of managing such liabilities, which favorably impacted PPD. The reduction in provisions for ULAE in 2023 was partially offset by an increase of $21 million as a result of assuming active claims control on a 2022 LPT agreement with Argo.
Changes in Fair Value - Fair Value Option
During 2023, PPD was adversely impacted by changes in the fair value of liabilities for which we previously elected the fair value option of $78 million, which was primarily driven by an increase in the average payout period of the underlying liabilities and a decrease in global corporate bond yields.
During 2022 and 2021, decreases in the fair value of liabilities for which we have elected the fair value option of $200 million and $75 million, respectively, were primarily driven by an increase in corporate bond yields, which favorably impacted PPD.

Reconciliation of the Net Liability for Losses and LAE, Prior to the Provision for Bad debt to the Gross Liability for Losses and LAE included in the Consolidated Balance Sheet
The table below presents the reconciliation of the loss development tables disclosed further below to the liability for losses and LAE in the consolidated balance sheet. Loss development tables that we presented are those that are most significant to our financial statements.
	December 31, 2023
	Net Liability for Losses and LAE, Prior to Provision for Bad Debt	Provision for Bad Debt	Net Liability for Losses and LAE	Reinsurance Recoverable on Liabilities for Losses and LAE	Gross Liabilities for Losses and LAE
	(in millions of U.S. dollars)
Presented in the loss development tables:
Run-off segment:
Asbestos	$1,499	$18	$1,517	$59	$1,576
General casualty	4,061	7	4,068	102	4,170
Workers’ compensation	1,740	1	1,741	201	1,942
Professional indemnity/Directors and Officers	1,984	1	1,985	124	2,109
Motor	653	2	655	173	828
Excluded from the loss development tables:
Run-off segment:
Environmental	299	3	302	10	312
Marine, aviation and transit	315	2	317	43	360
Construction defect	317	—	317	—	317
Property	244	1	245	93	338
Other	407	3	410	31	441
Total Run-off segment OLR and IBNR	11,519	38	11,557	836	12,393
ULAE	381	—	381	5	386
Fair value adjustments - acquired companies	(107)	—	(107)	(5)	(112)
Fair value adjustments - fair value option	(246)	—	(246)	(62)	(308)
Total	$11,547	$38	$11,585	$774	$12,359
Loss Development Information
Methodology for Establishing Reserves (Excluding Asbestos and Environmental Claims)
We perform our analysis of loss reserves and IBNR by each portfolio that we have acquired. Exposures for each portfolio are separated into homogenous reserving classes, generally lines of business, within each portfolio. Each reserving class contains either direct insurance or assumed reinsurance reserves and groups of relatively similar types of risks and exposures and lines of business written.
Based upon the exposure characteristics and the nature of available data for each individual reserving class, we select loss development extrapolation methods to calculate an estimate of ultimate losses.
We establish our recorded reserves as an estimate of unpaid losses for each class primarily by utilizing actuarial expertise and projection methods. The actuarial methodologies are selected after consideration of exposure characteristics, data limitations, and strengths and weaknesses of each method applied.
We use generally accepted actuarial methodologies to estimate ultimate losses and LAE, including:

•
Cumulative Reported and Paid Loss Development Methods: The Cumulative Reported (Case Incurred) Loss Development method estimates ultimate losses by multiplying cumulative reported losses (paid losses plus case reserves) by a cumulative development factor.

Historical “age-to-age” loss development factors (“LDFs”) are calculated to measure the relative development of an accident year from one maturity point to the next. Age-to-age LDFs are then selected based on these historical factors. The selected age-to-age LDFs are used to project the ultimate losses.

The Cumulative Paid Loss Development Method is mechanically identical to the Cumulative Reported Loss Development Method described above, but the paid method does not rely on case reserves or claim reporting patterns in making projections.

•
Incremental Reported and Paid Loss Development Methods: Incremental incurred and paid analyses are performed in cases where cumulative data is not available. The concept of the incremental loss development methods is similar to the cumulative loss development methods described above, in that the pattern of historical paid or incurred losses is used to project the remaining future development.

•
IBNR-to-Case Outstanding Method: This method requires the estimation of consistent cumulative paid and reported (case) incurred loss development patterns and age-to-ultimate LDFs, either from data that is specific to the segment being analyzed or from applicable benchmark or industry data. These patterns imply a specific expected relationship between IBNR, including both development on known claims (bulk reserve) and losses on true late reported claims, and reported case incurred losses.

•
Bornhuetter-Ferguson Expected Loss Projection Reported and Paid Methods: The Bornhuetter-Ferguson Expected Loss Projection method produces expected unreported losses by multiplying the expected losses, which are based on initial selected ultimate loss ratios by year, by the unreported percentage. The unreported percentage is calculated as one minus the reciprocal of the selected cumulative incurred LDFs. Finally, the expected unreported losses are added to the current reported losses to produce ultimate losses.

The calculations underlying the Bornhuetter-Ferguson Expected Loss Projection method based on paid loss data are similar to the Bornhuetter-Ferguson calculations based on reported losses, with the exception that paid losses and unpaid percentages replace reported losses and unreported percentages.

•
Reserve Run-off Method: This method first projects the future values of case reserves for all underwriting years to future ages of development by selecting a run-off pattern of case reserves based on the observed run-off ratios at each age of development. Once the ratios have been selected, they are used to project the future values of case reserves.

A paid on reserve factor is selected in a similar way. The ratios of the observed amounts paid during each development period to the respective case reserves at the beginning of the periods are used to estimate how much will be paid on the case reserves during each development period. These paid on reserve factors are then applied to the case reserve amounts that were projected during the first phase of this method. A summation of the resulting paid amounts yields an estimate of the liability.
We also consider additional information, such as, but not limited to, changes in the legal, regulatory and judicial environment; medical cost trends and general inflation; and adjust the estimate of ultimate losses as deemed necessary.
Paid-to-date losses are then deducted from the estimate of ultimate losses and LAE to arrive at an estimated total loss reserve, and reported outstanding case reserves are then deducted from estimated total loss reserves to calculate the estimated IBNR reserve.
These estimates are reviewed regularly and, as experience develops and new information becomes known, the reserves are adjusted as necessary. We generally perform a full review of each portfolio annually and additionally we perform interim reviews quarterly to ascertain whether changes to claims paid or case reserve amounts have varied from our expectations developed during the last annual reserve review. In this event, we consider the timing and magnitude of the actual versus expected development and may record an interim adjustment to our recorded reserves.
Asbestos and Environmental Reserving Methodologies
The ultimate losses from A&E claims cannot be estimated using traditional actuarial reserving methods that extrapolate losses to an ultimate basis using loss development, and therefore use alternative projection methods. Claims are spread across multiple policy years, generally from 1985 and prior, based on the still evolving case law in each jurisdiction, making historical development patterns unreliable to forecast the future claim payments.
As such, we estimate IBNR reserves for each of our portfolios with A&E exposures separately using the following methodologies:

•
Paid Survival Ratio Method: In this method, our historical calendar year payments are examined to determine an expected future annual average payment amount. This amount is multiplied by an expected number of future payment years to estimate a reserve.

Trends in calendar year payment activity are considered when selecting an expected future annual average payment amount (which is derived from an expected paid survival ratio) and accepted industry benchmarks are used in determining an expected number of future payment years.

•
Paid Market Share Method: In this method, our estimated market share is applied to the industry estimated unpaid losses or estimate of industry ultimate losses. The ratio of our historical calendar year payments to industry historical calendar year payments is examined to estimate our market share. This ratio is then applied to the estimate of industry unpaid losses or estimate of industry ultimate losses.

•
Reserve-to-Paid Method: In this method, the ratio of estimated industry reserves to industry paid-to-date losses is multiplied by our paid-to-date losses to estimate our reserves.

•
IBNR - Case Ratio Method: In this method, the ratio of estimated industry IBNR reserves to industry case reserves is multiplied by our case reserves to estimate our IBNR reserves.

•
Ultimate-to-Incurred Method: In this method, the ratio of estimated industry ultimate losses to industry incurred-to-date losses is applied to our incurred-to-date losses to estimate our IBNR reserves.

•
Decay Factor Method: In this method, a decay factor is directly applied to our payment data to estimate future payments. The decay factors were selected based on a review of our own decays and industry decays.

•
Asbestos Ground-up Exposure Analysis Using Frequency-Severity Method: This method is used when we have policy and claim data at the defendant or claimant level. In a frequency-severity method there are two components that need to be estimated, namely, (1) the number of claims that will ultimately be settled with payment and (2) the severity of these claims including legal costs.

The estimate of future settled claims is based on the historical claim filing rates, historical claim dismissal rates, current pending claims and epidemiological forecasts of asbestos disease incident for future claim filings.
The net liability for unpaid losses and LAE as of December 31, 2023 and 2022 included $1.8 billion and $2.0 billion, respectively, which represented an estimate of the net ultimate liability for A&E claims. The gross liability for such claims as of December 31, 2023 and 2022 was $1.9 billion and $2.0 billion, respectively.
The decreases on a net and gross basis, respectively, in 2023 were primarily due to net paid losses during the year.
Disclosures of Incurred and Paid Loss Development, IBNR, Claims Counts and Payout Percentages
The loss development tables set forth our historic incurred and paid loss development through December 31, 2023, net of reinsurance, as well as the cumulative number of reported claims, IBNR balances, and other supplementary information for our segment lines of business with material net losses and LAE balances as of December 31, 2023.
The following factors are relevant to the loss development information presented in the tables below:

•
Level of Disaggregation: In addition to accident year, we have disaggregated the information in the loss development tables by segment, line of business and acquisition year. We have presented only the last 10 years of portfolio acquisitions as we believe that the current activity on the preceding acquisition years is not meaningful. We have presented only our Run-off segment as we retain no net economic interest in the activity of our Legacy Underwriting segment. We have not presented empty rows where we did not acquire any business for that combination of line of business, acquisition and accident year.

We present acquisition year information so that the impact of take-on positions from acquired and assumed business (as described below) is additionally separated and provides a consistent trend of the development of our ultimate loss reserves.

•
StarStone International: Effective January 1, 2021, StarStone International (an active underwriting business we had discontinued) reserves totaling $955 million were transferred from the Legacy Underwriting segment to the Run-off segment.

As such, on a prospective basis we have separately presented the Starstone International loss development tables on a standalone basis from the date of acquisition (April 2014). Additionally, the loss development information for StarStone International has been included in the Run-off segment loss development tables as an acquisition in 2021. In both instances, we have aligned the StarStone International lines of business with the Run-off segment lines of business.

•
Cessions to Enhanzed Re: As a result of the Step Acquisition of Enhanzed Re, the Run-off segment business previously ceded to Enhanzed Re became subject to elimination upon consolidation. As such, the loss development disclosures presented for the Run-off segment have been restated to exclude the historical incurred and paid loss development related to these cessions.

•
Acquired and Assumed Business: Acquired and assumed net reserves arising from business acquisitions and retroactive reinsurance agreements are included in the loss development tables on a prospective basis as the loss reserves are effectively re-underwritten at the date that they are acquired or assumed.

We believe that the historical loss development prior to our acquisition is not relevant with respect to our own experience managing these acquired loss reserves. Furthermore, the information required to prepare the loss development disclosures on a retrospective basis is not always available to us or reliable.

•
Commutations and Policy Buybacks: The loss development tables include the net incurred effect of agreeing a commutation or policy buyback in the year in which the commutation or policy buyback is contractually agreed and the related settlement in the year in which it is paid or received.

We do not recast prior years to remove commuted or bought back claims, since this practice would eliminate any historical favorable or adverse development we may have experienced on the commuted loss and LAE reserves.

•
Net Liabilities for Losses and LAE and Net Paid Losses and LAE: The loss development tables include reported case reserves and IBNR liabilities as well as cumulative paid losses, both of which include ALAE and are net of reinsurance recoveries.

The loss development tables exclude ULAE and fair value adjustments related to both business acquisitions and retroactive reinsurance agreements for which we have elected the fair value option.

•
PPD: PPD included in the loss development tables is calculated as follows: i) for acquisition years 2022 and prior, subtract the 2022 calendar year net cumulative incurred losses and ALAE from the 2023 calendar year for all accident years excluding 2023; and ii) add the result of subtracting the 2023 acquisition year net reserves acquired from the 2023 net cumulative incurred losses and ALE for all accident year excluding 2023.

•
Foreign Exchange: The loss development tables exclude the impact of foreign exchange rates. Historical amounts are disclosed on a constant-currency basis, which is achieved by using constant foreign exchange rates between years in the loss development tables, and translating prior year amounts denominated in currencies other than the U.S. dollar, which is our reporting currency, using the closing exchange rates as of December 31, 2023.

•
Reported Claim Counts: Reported claim counts are included in the loss development tables on a cumulative basis. We measure claim frequency information on an individual claim count basis as follows:

◦
The claim frequency information includes direct and assumed open and closed claims at the claimant level. Reported claims that are closed without a payment are included within our cumulative number of reported claims because we typically incur claim adjustment expenses on them prior to their closure.

◦
The claim count numbers exclude counts related to claims within policy deductibles where the insured is responsible for the payment of losses within the deductible layer.

◦
Individual claim counts related to certain assumed reinsurance contracts such as excess-of-loss and quota share treaties are not available to us, and the losses arising from these treaties have been treated as single claims for the purposes of determining claim counts. Therefore, each treaty year within the reinsurance contract is deemed a single claim because the detailed underlying individual claim information is generally not reported to us by our cedants.

◦
For certain insurance facilities and business produced or managed by managing general agents, coverholders and third party administrators where the underlying claims data is reported to us in an aggregated format, the information necessary to provide cumulative claims frequency is not available. In such cases, we typically record a “block” claim in our system.

Our reported claim frequency information is subject to the following inherent limitations when analyzing our loss experience and severity:

◦
Claim counts are presented only on a reported and not on an ultimate basis. Reported claim counts include open claims which have outstanding reserves but excludes claim counts that may relate to IBNR. As such the reported claims are consistent with reported losses, which can be calculated by subtracting IBNR losses from incurred losses. However, the reported claim counts are inconsistent with the losses in the incurred loss development tables, which include IBNR losses, and to losses in the paid loss development tables, which exclude outstanding reserves.

◦
Reported claim counts have not been adjusted for ceded reinsurance, which may distort any measures of frequency or severity.

◦
For lines of business that have a mix of primary and excess layer exposures, such as our general casualty and workers’ compensation lines of business, the reported claim counts may fluctuate from period to period between exposure layers, thereby distorting any measure of frequency and severity.

◦
The use of our reported claim frequency information to project ultimate loss payouts by disaggregated disclosure category or line of business may not be as meaningful as claim count information related to individual contracts at a more granular level.

•
Annual Percentage Payout: Annual percentage payout disclosures are based on the payout of claims by age, net of reinsurance. Claim age reflects the number of years that have lapsed since the original acquisition to the date the claim is paid, or in the case of StarStone International, the number of years that have lapsed since the claim’s accident year to the date the claims is paid.

There may be occasions where, due to our claims management strategies (including commutations and policy buybacks) or due to the timing of claims payments relative to the associated recovery, the cash received from reinsurance recoveries is greater than the cash paid out to our claimants, (i.e. a net recovery rather than a net payout for a particular calendar year), thereby resulting in a negative annual percentage payout for that calendar year.

•
Supplemental Information: The information related to net incurred and paid loss development for all calendar years preceding the year ended December 31, 2023, as well as 2013 and prior accident year and all acquisition year information (including net acquired reserves), and the related historical average claims payout percentage disclosure is unaudited and is presented as supplementary information.

Run-off Segment Asbestos
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31								Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Acquired Reserves	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2016	2013 and Prior	$507	$506	$565	$563	$582	$632	$635	$635	$635	$—	$154	2,118
2017	2013 and Prior	886		816	761	799	810	791	777	797	20	438	6,458
2018	2013 and Prior	54			49	46	3	1	—	(1)	(1)	2	31
2019	2013 and Prior	366				367	354	356	355	356	1	92	1,291
2021	2013 and Prior	386						386	385	385	—	152	2,059
	Grand Total	$2,199								$2,172	$20	$838	11,957
Net cumulative paid losses and ALAE (from table below)										(834)
2014 to 2023 acquisition years - net liabilities for losses and ALAE										1,338
2013 and prior acquisition years - net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years										161	3
Total net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years										$1,499	$23
Run-off Segment Asbestos
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2016	2013 and Prior	20	71	124	183	228	268	299	332
2017	2013 and Prior		18	50	85	124	165	203	249
2018	2013 and Prior			(1)	(3)	(2)	(2)	(2)	(2)
2019	2013 and Prior				4	45	89	135	170
2021	2013 and Prior						(1)	52	85
	Grand Total								$834

Run-off Segment Asbestos
	Annual Percentage Payout of Incurred Losses since Year of Acquisition, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8
Acquisition Year	Unaudited
2016	3.15%	8.03%	8.35%	9.29%	7.09%	6.30%	4.88%	5.20%
2017	2.26%	4.02%	4.39%	4.89%	5.14%	4.77%	5.77%
2018	100.00%	200.00%	(100.00)%	—%	—%	—%
2019	1.12%	11.52%	12.36%	12.92%	9.83%
2021	(0.26)%	13.77%	8.57%
Run-off Segment General Casualty
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2014	2013 and Prior	$57	$76	$81	$83	$81	$79	$80	$87	$77	$76	$74	$(2)	$2	957
2014	2014	—	1	1	—	—	1	1	2	1	1	1	—	—	3
2014	2015	—		—	—	—	—	—	—	—	—	—	—	—	2
2014	2016	—			—	—	—	—	—	—	—	—	—	—	1
2014	2017	—				—	—	—	—	—	—	—	—	—	1
	Total	57	77	82	83	81	80	81	89	78	77	75	(2)	2	964
2015	2013 and Prior	130		91	96	99	96	92	94	95	96	94	(2)	—	5,617
2015	2014	33		20	23	27	29	45	38	38	40	42	2	1	1,167
2015	2015	4		10	9	9	11	16	21	18	19	18	(1)	2	1,345
2015	2016	—			2	2	2	2	3	5	5	5	—	1	250
2015	2017	—				—	—	—	—	—	—	—	—	—	37
2015	2018	—					2	1	1	1	1	1	—	1	12
2015	2019	—						2	2	2	2	2	—	2	1
2015	2020	—							2	2	2	2	—	2	—
2015	2021	—								1	1	1	—	1	—
	Total	167		121	130	137	140	158	161	162	166	165	(1)	10	8,429
2016	2013 and Prior	(1)			4	9	8	8	6	5	4	4	—	—	1,787
	Total	(1)			4	9	8	8	6	5	4	4	—	—	1,787
2017	2013 and Prior	200				177	161	145	141	139	136	133	(3)	1	405
	Total	200				177	161	145	141	139	136	133	(3)	1	405
2018	2013 and Prior	178					152	142	135	136	138	138	—	10	51,769
2018	2014	50					49	47	43	46	47	49	2	4	2,147
2018	2015	91					91	96	92	93	100	113	13	—	3,152
2018	2016	63					63	81	83	83	90	91	1	4	3,366
2018	2017	38					41	42	49	52	50	47	(3)	5	1,037
2018	2018	40					40	41	39	36	34	42	8	1	641
2018	2019	—						7	6	7	7	7	—	—	8
2018	2020	—							—	—	—	—	—	—	1
2018	2021	—								—	—	—	—	—	1

Run-off Segment General Casualty
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2018	2022	—									—	—	—	—	1
	Total	460					436	456	447	453	466	487	21	24	62,123
2019	2013 and Prior	34						30	31	38	31	34	3	12	3,196
2019	2014	24						20	17	29	18	23	5	15	771
2019	2015	71						64	60	68	56	76	20	28	1,329
2019	2016	34						33	31	37	40	51	11	32	2,688
2019	2017	40						48	48	59	74	88	14	40	1,933
2019	2018	49						49	50	54	52	68	16	44	405
2019	2019	—						1	2	2	2	2	—	—	249
2019	2020	—							—	—	—	—	—	—	148
2019	2021	—								—	—	1	1	—	82
2019	2022	—									—	—	—	—	56
2019	2023	—										—		—	7
	Total	252						245	239	287	273	343	70	171	10,864
2020 (1)	2013 and Prior	49							45	41	48	47	(1)	4	404
2020 (1)	2014	33							36	34	51	56	5	7	248
2020 (1)	2015	62							63	53	67	75	8	17	362
2020 (1)	2016	69							71	70	94	111	17	24	484
2020 (1)	2017	52							47	55	71	83	12	28	542
2020 (1)	2018	59							56	47	62	71	9	14	366
2020 (1)	2019	109							108	99	88	104	16	41	511
2020 (1)	2020	84							83	94	83	58	(25)	33	551
	Total	517							509	493	564	605	41	168	3,468
2021	2013 and Prior	206								211	199	271	72	253	10,858
2021	2014	66								64	61	78	17	63	5,145
2021	2015	137								140	131	129	(2)	90	7,295
2021	2016	193								203	197	198	1	145	7,915
2021	2017	296								305	325	337	12	207	6,729
2021	2018	376								371	414	353	(61)	263	5,791
2021	2019	423								427	479	449	(30)	323	4,727
2021	2020	60								75	42	47	5	6	898
2021	2021	—								1	—	1	1	—	183
2021	2022	—									—	—	—	—	137
2021	2023	—										—		—	25
	Total	1,757								1,797	1,848	1,863	15	1,350	49,703
2022 (1)	2013 and Prior	625							137	115	442	351	(91)	50	23,029
2022 (1)	2014	188							55	43	140	142	2	12	6,330
2022 (1)	2015	258							80	65	172	154	(18)	39	6,020
2022 (1)	2016	310							75	102	70	219	149	90	6,012
2022 (1)	2017	351							91	98	218	234	16	71	8,101

Run-off Segment General Casualty
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2022 (1)	2018	388							84	97	403	285	(118)	102	8,810
2022 (1)	2019	440							94	136	460	498	38	127	8,984
2022 (1)	2020	—							—	—	—	(10)	(10)	2	86
2022 (1)	2021	—								—	—	—	—	—	19
2022 (1)	2022	—									—	—	—	—	13
2022 (1)	2023	—										1		2	13
	Total	2,560							616	656	1,905	1,874	(32)	495	67,417
2023	2013 and Prior	84										86	2	2	105,148
2023	2014	10										14	4	5	43,842
2023	2015	15										15	—	4	38,404
2023	2016	21										23	2	7	36,346
2023	2017	41										39	(2)	12	34,482
2023	2018	55										56	1	15	31,525
2023	2019	94										111	17	41	14,566
2023	2020	122										125	3	79	3,742
2023	2021	71										66	(5)	56	4
2023	2022	16										12	(4)	13	1
	Total	529										547	18	234	308,060
	Grand Total	$6,498										$6,096	$127	$2,455	513,220
Net cumulative paid losses and ALAE (from table below)												(2,116)
2014 to 2023 acquisition years - net liabilities for losses and ALAE												3,980
2013 and prior acquisition years - net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years												81	—
Total net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years												$4,061	$127

(1)
In 2022, we entered into a LPT agreement with Aspen, which absorbed the Aspen ADC agreement we entered into in 2020. As such, we have reclassified the net reserves acquired in acquisition year 2020 and the net cumulative incurred losses and allocated loss adjustment expenses recorded through December 31, 2022 to acquisition year 2022.

Run-off Segment General Casualty
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2014	2013 and Prior	$34	$37	$45	$47	$51	$55	$56	$59	$65	$66
2014	2014	—	—	—	—	1	1	1	1	1	1
	Total	34	37	45	47	52	56	57	60	66	67
2015	2013 and Prior		26	37	50	64	74	80	84	87	92
2015	2014		3	7	15	20	28	32	32	34	37
2015	2015		1	1	2	6	12	14	14	18	18

Run-off Segment General Casualty
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2015	2016			—	—	—	1	1	2	4	5
	Total		30	45	67	90	115	127	132	143	152
2016	2013 and Prior			1	2	2	3	4	3	4	3
	Total			1	2	2	3	4	3	4	3
2017	2013 and Prior				34	67	87	100	106	112	117
	Total				34	67	87	100	106	112	117
2018	2013 and Prior					17	43	66	79	89	96
2018	2014					4	15	22	29	33	36
2018	2015					17	32	45	60	69	92
2018	2016					11	33	47	57	67	79
2018	2017					—	12	24	32	37	44
2018	2018					—	9	17	26	30	38
2018	2019						2	3	6	6	7
	Total					49	146	224	289	331	392
2019	2013 and Prior						7	10	11	13	13
2019	2014						4	2	3	1	2
2019	2015						3	12	15	24	32
2019	2016						(2)	(1)	(1)	3	5
2019	2017						7	10	14	16	17
2019	2018						1	3	4	5	4
2019	2019						—	1	1	1	1
	Total						20	37	47	63	74
2020	2013 and Prior							4	12	30	37
2020	2014							6	15	35	49
2020	2015							11	21	37	51
2020	2016							10	35	53	74
2020	2017							4	24	39	50
2020	2018							—	17	33	56
2020	2019							—	19	33	61
2020	2020							2	9	20	23
	Total							37	152	280	401
2021	2013 and Prior								2	6	13
2021	2014								2	11	15
2021	2015								9	18	30
2021	2016								16	24	37
2021	2017								24	51	77
2021	2018								6	44	65
2021	2019								3	26	41

Run-off Segment General Casualty
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2021	2020								9	17	21
	Total								71	197	299
2022	2013 and Prior									20	68
2022	2014									7	38
2022	2015									8	35
2022	2016									9	43
2022	2017									11	51
2022	2018									10	47
2022	2019									12	243
2022	2020									—	5
2022	2023										2
	Total									77	532
2023	2013 and Prior										6
2023	2014										3
2023	2015										3
2023	2016										7
2023	2017										4
2023	2018										17
2023	2019										24
2023	2020										13
2023	2021										2
	Total										79
	Grand Total										$2,116

Run-off Segment General Casualty
	Annual Percentage Payout of Incurred Losses since Year of Acquisition, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Year of Acquisition	Unaudited
2014	45.33%	4.00%	10.67%	2.67%	6.67%	5.33%	1.33%	4.00%	8.00%	1.33%
2015	18.18%	9.09%	13.33%	13.94%	15.15%	7.27%	3.03%	6.67%	5.45%
2016	25.00%	25.00%	—%	25.00%	25.00%	(25.00)%	25.00%	(25.00)%
2017	25.56%	24.81%	15.04%	9.77%	4.51%	4.51%	3.76%
2018	10.06%	19.92%	16.02%	13.35%	8.62%	12.53%
2019	5.83%	4.96%	2.92%	4.66%	3.21%
2020	6.12%	19.01%	21.16%	20.00%
2021	3.81%	6.76%	5.48%
2022	4.11%	24.28%
2023	14.44%

Run-off Segment Workers’ Compensation
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31									Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2015	2013 and Prior	$1,298	$1,180	$871	$817	$771	$729	$715	$699	$696	$685	$(11)	$35	14,183
2015	2014	84	89	84	84	81	80	82	83	82	83	1	—	3,956
2015	2015	7	22	16	15	15	14	15	14	14	14	—	1	5,280
2015	2016	—		1	1	1	1	1	1	—	—	—	—	10,722
2015	2017	—			—	—	—	—	—	—	—	—	—	2,251
2015	2018	—				—	—	—	—	—	—	—	—	10
	Total	1,389	1,291	972	917	868	824	813	797	792	782	(10)	36	36,402
2016	2013 and Prior	466		466	434	471	457	399	392	389	388	(1)	13	10,533
	Total	466		466	434	471	457	399	392	389	388	(1)	13	10,533
2017	2013 and Prior	145			104	112	117	110	104	84	79	(5)	10	21
	Total	145			104	112	117	110	104	84	79	(5)	10	21
2018	2013 and Prior	244				233	226	220	224	209	199	(10)	48	6,896
2018	2014	62				63	57	53	51	52	49	(3)	8	1,517
2018	2015	37				37	33	32	30	29	26	(3)	5	1,438
2018	2016	44				45	40	39	40	37	35	(2)	8	1,281
2018	2017	53				55	49	47	47	46	43	(3)	9	1,132
2018	2018	65				65	60	60	55	56	48	(8)	7	975
2018	2019	—					21	21	21	21	20	(1)	—	124
2018	2020	—						—	—	—	—	—	—	2
2018	2021	—							—	—	—	—	—	1
	Total	505				498	486	472	468	450	420	(30)	85	13,366
2019	2013 and Prior	30					27	27	41	39	36	(3)	19	13,904
2019	2014	35					37	37	31	31	29	(2)	14	3,240
2019	2015	55					54	54	44	42	39	(3)	20	4,260
2019	2016	82					82	83	61	57	53	(4)	22	5,040
2019	2017	87					88	90	66	62	57	(5)	28	2,432
2019	2018	119					119	119	82	71	63	(8)	37	372
2019	2019	—					—	—	—	—	—	—	—	14
2019	2020	—						—	—	—	—	—	—	3
2019	2021	—							—	—	—	—	—	1
	Total	408					407	410	325	302	277	(25)	140	29,266
2020	2013 and Prior	208						121	105	90	92	2	23	8
2020	2014	—						—	1	1	—	(1)	—	16
2020	2015	2						2	2	1	1	—	—	56
2020	2016	3						3	3	3	2	(1)	—	131
2020	2017	2						2	2	1	1	—	—	129
2020	2018	10						10	8	8	7	(1)	1	335
2020	2019	32						32	26	26	26	—	3	677
2020	2020	32						33	26	28	29	1	3	1,225
	Total	289						203	173	158	158	—	30	2,577
2021	2013 and Prior	1,031							966	783	676	(107)	148	20,978
2021	2014	13							14	15	14	(1)	6	2,148

Run-off Segment Workers’ Compensation
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31									Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2021	2015	43							35	30	34	4	13	3,553
2021	2016	55							54	49	45	(4)	17	3,919
2021	2017	46							46	42	36	(6)	14	5,941
2021	2018	66							64	55	54	(1)	25	5,287
2021	2019	46							47	42	41	(1)	11	5,126
2021	2020	46							56	55	54	(1)	4	6,451
2021	2021	—							23	19	21	2	5	4,121
2021	2022	—								3	3	—	—	26
2021	2023	—									—	—	—	1
	Total	1,346							1,305	1,093	978	(115)	243	57,551
2022	2013 and Prior	3								4	1	(3)	—	4,328
2022	2014	2								3	1	(2)	—	650
2022	2015	3								5	3	(2)	—	304
2022	2016	2								1	3	2	—	239
2022	2017	5								5	3	(2)	(1)	240
2022	2018	11								9	9	—	5	356
2022	2019	18								11	6	(5)	—	518
	Total	44								38	26	(12)	4	6,635
	Grand Total	$4,592									$3,108	$(198)	$561	$156,351
Net cumulative paid losses and ALAE (from table below)											(1,501)
2014 to 2023 acquisition years - net liabilities for losses and ALAE											1,607
2013 and prior acquisition years - net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years											133	(2)
Total net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years											$1,740	$(200)

Run-off Segment Workers’ Compensation
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2015	2013 and Prior	89	206	290	355	401	432	463	477	502
2015	2014	18	38	54	67	75	78	79	79	81
2015	2015	3	8	10	11	12	12	12	13	13
	Total	110	252	354	433	488	522	554	569	596
2016	2013 and Prior		41	76	104	143	175	198	216	237
	Total		41	76	104	143	175	198	216	237
2017	2013 and Prior			26	33	46	57	61	53	56
	Total			26	33	46	57	61	53	56
2018	2013 and Prior				5	29	52	61	74	92

Run-off Segment Workers’ Compensation
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2018	2014				3	14	21	28	32	37
2018	2015				1	3	8	11	14	18
2018	2016				—	5	8	13	16	21
2018	2017				—	7	10	12	16	24
2018	2018				—	29	34	36	37	39
2018	2019					13	16	16	16	19
	Total				9	100	149	177	205	250
2019	2013 and Prior					1	1	1	1	1
2019	2014					2	3	4	4	4
2019	2015					3	4	4	4	4
2019	2016					5	9	10	11	12
2019	2017					2	4	5	7	8
2019	2018					1	1	1	1	1
	Total					14	22	25	28	30
2020	2013 and Prior						2	10	14	22
2020	2016						—	1	1	2
2020	2017						—	1	1	1
2020	2018						—	1	4	4
2020	2019						1	10	15	19
2020	2020						1	10	18	23
	Total						4	33	53	71
2021	2013 and Prior							16	54	105
2021	2014							2	3	5
2021	2015							3	8	12
2021	2016							5	14	18
2021	2017							7	13	17
2021	2018							6	13	19
2021	2019							8	16	21
2021	2020							23	37	43
2021	2021							4	10	13
	Total							74	168	253
2022	2013 and Prior								—	1
2022	2015								—	1
2022	2016								—	1
2022	2017								—	2
2022	2018								—	3
	Total								—	8
	Grand Total									$1,501

Run-off Segment Workers’ Compensation
	Annual Percentage Payout of Incurred Losses since Year of Acquisition, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Year of Acquisition	Unaudited
2015	14.07%	18.16%	13.04%	10.10%	7.03%	4.35%	4.09%	1.92%	3.45%
2016	10.57%	9.02%	7.22%	10.05%	8.25%	5.93%	4.64%	5.41%
2017	32.91%	8.86%	16.46%	13.92%	5.06%	(10.13)%	3.80%
2018	2.14%	21.67%	11.67%	6.67%	6.67%	10.71%
2019	5.05%	2.89%	1.08%	1.08%	0.72%
2020	2.53%	18.35%	12.66%	11.39%
2021	7.57%	9.61%	8.69%
2022	—%	30.77%
Run-off Segment Professional Indemnity / Directors and Officers
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2014	2013 and Prior	$103	$102	$136	$123	$125	$120	$113	$110	$111	$111	$110	$(1)	$4	5,553
2014	2014	—	7	5	5	4	6	5	5	9	10	10	—	1	549
2014	2015	—		—	6	9	8	6	6	2	2	2	—	—	76
2014	2016	—			—	—	—	—	—	—	—	—	—	—	18
2014	2017	—				—	—	—	—	—	—	—	—	—	24
2014	2018	—					—	—	—	—	—	—	—	—	13
2014	2019	—						—	—	—	—	—	—	—	5
2014	2020	—							—	—	—	—	—	—	5
2014	2021	—								—	—	—	—	—	3
	Total	103	109	141	134	138	134	124	121	122	123	122	(1)	5	6,246
2016	2013 and Prior	119			115	118	117	104	102	98	95	85	(10)	(7)	3,010
	Total	119			115	118	117	104	102	98	95	85	(10)	(7)	3,010
2018	2013 and Prior	354					355	309	306	299	281	264	(17)	14	65,999
2018	2014	69					63	66	65	64	69	73	4	3	3,688
2018	2015	49					63	70	70	57	61	47	(14)	(7)	3,831
2018	2016	16					36	40	55	71	76	87	11	9	2,186
2018	2017	1					3	7	8	11	12	28	16	4	200
2018	2018	—					—	1	1	1	1	1	—	—	14
2018	2019	—						—	—	—	—	—	—	—	8
2018	2020	—							—	—	1	1	—	—	24
2018	2021	—								—	—	—	—	—	3
2018	2022	—									—	—	—	—	1
	Total	489					520	493	505	503	501	501	—	23	75,954
2019	2013 and Prior	86						69	57	56	52	70	18	6	14,338
2019	2014	44						28	26	23	25	24	(1)	1	3,923
2019	2015	64						61	36	35	34	28	(6)	(2)	4,652

Run-off Segment Professional Indemnity / Directors and Officers
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2019	2016	15						37	47	56	49	42	(7)	3	5,425
2019	2017	6						19	35	38	42	43	1	5	3,150
2019	2018	—						4	4	4	4	(4)	(8)	1	385
2019	2019	—						2	1	2	2	2	—	—	64
2019	2020	—							—	—	—	—	—	—	41
2019	2021	—								—	—	—	—	—	7
2019	2022	—									—	—	—	—	11
2019	2023	—										—		—	8
	Total	215						220	206	214	208	205	(3)	14	32,004
2020 (1)	2013 and Prior	1							1	1	1	1	—	—	11
2020 (1)	2014	—							—	—	—	—	—	—	3
2020 (1)	2015	1							1	1	—	—	—	—	3
2020 (1)	2016	—							—	—	—	—	—	—	8
2020 (1)	2017	1							1	1	(1)	(1)	—	—	42
2020 (1)	2018	13							13	14	12	12	—	1	123
2020 (1)	2019	32							32	21	31	32	1	4	157
2020 (1)	2020	35							35	37	32	32	—	2	163
	Total	83							83	75	75	76	1	7	510
2021	2013 and Prior	82								92	71	31	(40)	8	7,451
2021	2014	21								22	20	18	(2)	9	1,927
2021	2015	43								46	34	26	(8)	12	2,553
2021	2016	45								45	38	34	(4)	19	2,362
2021	2017	74								67	67	64	(3)	24	3,084
2021	2018	142								133	120	112	(8)	44	3,368
2021	2019	176								162	186	176	(10)	79	3,507
2021	2020	48								40	27	19	(8)	10	872
2021	2021	—								10	10	16	6	10	243
2021	2022	—									2	10	8	8	62
2021	2023	—										—		—	3
	Total	631								617	575	506	(69)	223	25,432
2022 (1)	2013 and Prior	38							13	28	92	48	(44)	6	2,066
2022 (1)	2014	31							12	11	25	20	(5)	2	904
2022 (1)	2015	47							16	16	33	56	23	1	1,436
2022 (1)	2016	45							16	26	20	46	26	21	2,700
2022 (1)	2017	91							16	25	55	56	1	12	3,482
2022 (1)	2018	85							13	24	108	108	—	48	4,165
2022 (1)	2019	181							68	35	110	139	29	48	5,348
2022 (1)	2020	—							—	—	—	—	—	—	44
2022 (1)	2021	—								—	—	—	—	—	15
2022 (1)	2022	—									—	—	—	—	17

Run-off Segment Professional Indemnity / Directors and Officers
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2022 (1)	2023	—										—	—	—	19
	Total	518							154	165	443	473	30	138	20,196
2023	2013 and Prior	135										189	54	30	62,529
2023	2014	34										39	5	2	2,056
2023	2015	43										64	21	20	2,629
2023	2016	128										128	—	50	4,451
2023	2017	260										287	27	101	5,528
2023	2018	218										164	(54)	20	5,142
2023	2019	169										172	3	87	3,887
2023	2020	229										217	(12)	133	2,087
2023	2021	27										25	(2)	27	199
2023	2022	3										3	—	3	31
2023	2023	—										—		—	7
	Total	1,246										1,288	42	473	88,546
	Grand Total	$3,404										$3,256	$(10)	$876	251,898
Net cumulative paid losses and ALAE (from table below)												(1,284)
2014 to 2023 acquisition years - net liabilities for losses and ALAE												1,972
2013 and prior acquisition years - net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years												12	(1)
Total net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years												$1,984	$(11)

(1)
In 2022, we entered into a LPT agreement with Aspen, which absorbed the Aspen ADC agreement we entered into in 2020. As such, we have reclassified the net reserves acquired in acquisition year 2020 and the net cumulative incurred losses and allocated loss adjustment expenses recorded through December 31, 2022 to acquisition year 2022.

Run-off Segment Professional Indemnity / Directors and Officers
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2014	2013 and Prior	39	64	78	90	92	92	94	95	96	98
2014	2014	—	—	2	2	3	3	3	3	4	9
2014	2015		—	—	1	2	2	2	2	2	2
	Total	39	64	80	93	97	97	99	100	102	109
2016	2013 and Prior			9	20	32	29	33	41	44	53
	Total			9	20	32	29	33	41	44	53
2018	2013 and Prior					57	95	84	105	136	156
2018	2014					12	26	40	50	57	60
2018	2015					17	21	28	24	24	19

Run-off Segment Professional Indemnity / Directors and Officers
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2018	2016					8	24	39	47	61	71
2018	2017					—	2	5	9	10	25
2018	2018					—	1	1	1	1	1
	Total					94	169	197	236	289	332
2019	2013 and Prior						8	11	20	22	38
2019	2014						5	5	12	14	17
2019	2015						10	8	10	12	14
2019	2016						9	21	28	38	33
2019	2017						3	14	16	27	40
2019	2018						1	1	3	4	(3)
2019	2019						—	—	1	2	2
	Total						36	60	90	119	141
2020	2013 and Prior							1	1	1	1
2020	2017							—	(1)	—	(1)
2020	2018							—	4	9	10
2020	2019							—	9	21	27
2020	2020							1	8	17	29
	Total							2	21	48	66
2021	2013 and Prior								3	3	17
2021	2014								—	2	6
2021	2015								2	4	11
2021	2016								2	6	13
2021	2017								2	15	27
2021	2018								7	38	50
2021	2019								3	43	54
2021	2020								2	3	4
2021	2021								1	2	5
	Total								22	116	187
2022	2013 and Prior									43	19
2022	2014									1	13
2022	2015									2	17
2022	2016									1	13
2022	2017									2	16
2022	2018									1	41
2022	2019									3	56
	Total									53	175
2023	2013 and Prior										40
2023	2014										10
2023	2015										2
2023	2016										16
2023	2017										56
2023	2018										48

Run-off Segment Professional Indemnity / Directors and Officers
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2023	2019										13
2023	2020										40
2023	2021										(4)
	Total										221
	Grand Total										$1,284

Run-off Segment Professional Indemnity/Directors & Officers
	Annual Percentage Payout of Incurred Losses since Year of Acquisition, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Year of Acquisition	Unaudited
2014	31.97%	20.49%	13.11%	10.66%	3.28%	—%	1.64%	0.82%	1.64%	5.74%
2016	10.59%	12.94%	14.12%	(3.53)%	4.71%	9.41%	3.53%	10.59%
2018	18.76%	14.97%	5.59%	7.78%	10.58%	8.58%
2019	17.56%	11.71%	14.63%	14.15%	10.73%
2020	2.63%	25.00%	35.53%	23.68%
2021	4.35%	18.58%	14.03%
2022	11.21%	25.79%
2023	17.16%
Run-off Segment Motor
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2014	2013 and Prior	$33	$39	$42	$42	$42	$43	$44	$44	$42	$42	$42	$—	$—	2,126
2014	2014	—	—	—	—	1	1	1	1	1	1	1	—	—	5
2014	2015	—		—	—	—	—	—	—	—	—	—	—	—	1
2014	2016	—			—	—	—	—	—	—	—	—	—	—	1
2014	2017	—				—	—	—	—	—	—	—	—	—	1
	Total	33	39	42	42	43	44	45	45	43	43	43	—	—	2,134
2015	2013 and Prior	51		61	63	65	63	63	63	63	63	63	—	1	1,132
2015	2014	8		12	13	12	13	12	12	12	11	11	—	—	668
2015	2015	4		7	6	8	8	8	8	8	8	8	—	—	1,385
2015	2016	—			1	—	—	—	—	—	—	1	1	—	229
2015	2017	—				—	—	—	—	—	—	—	—	—	14
2015	2018	—					—	—	—	—	—	—	—	—	5
	Total	63		80	83	85	84	83	83	83	82	83	1	1	3,433
2017	2013 and Prior	19				27	20	19	23	29	26	30	4	—	124
2017	2014	2				2	2	2	2	2	2	2	—	—	26
2017	2015	1				1	2	1	1	1	1	1	—	—	15

Run-off Segment Motor
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2017	2016	—				—	—	1	1	1	1	1	—	—	4
	Total	22				30	24	23	27	33	30	34	4	—	169
2018	2013 and Prior	190					158	172	166	165	161	164	3	6	4,956
2018	2014	115					100	88	84	77	84	88	4	5	802
2018	2015	122					112	118	113	109	116	114	(2)	6	1,041
2018	2016	105					103	108	102	100	101	103	2	2	637
2018	2017	101					102	98	102	102	103	103	—	2	104
2018	2018	181					181	158	160	161	167	166	(1)	5	29
2018	2019	—						39	39	40	44	43	(1)	—	42
	Total	814					756	781	766	754	776	781	5	26	7,611
2019	2013 and Prior	20						22	20	20	18	19	1	1	3,605
	Total	20						22	20	20	18	19	1	1	3,605
2020	2015	2							3	3	3	3	—	—	19
2020	2016	49							42	49	51	51	—	1	221
2020	2017	154							186	215	231	232	1	8	1,167
2020	2018	250							397	415	469	454	(15)	23	2,395
	Total	455							628	682	754	740	(14)	32	3,802
2021	2013 and Prior	12								11	6	2	(4)	2	2,160
2021	2014	6								6	3	3	—	1	911
2021	2015	7								4	(1)	(1)	—	1	821
2021	2016	6								5	2	3	1	1	795
2021	2017	5								4	2	2	—	1	591
2021	2018	6								7	5	6	1	3	1
2021	2019	8								10	8	19	11	4	1
2021	2020	5								6	4	6	2	2	1
	Total	55								53	29	40	11	15	5,281
2022	2013 and Prior	—									—	—	—	—	23,610
2022	2014	1									1	—	(1)	—	6,143
2022	2015	2									2	—	(2)	—	6,321
2022	2016	3									3	1	(2)	—	5,052
2022	2017	2									2	1	(1)	—	5,371
2022	2018	8									8	1	(7)	—	5,672
2022	2019	—									—	5	5	1	5,775
	Total	16									16	8	(8)	1	57,944
2023	2013 and Prior	267										267	—	58	148
2023	2014	2										2	—	—	76
2023	2015	4										4	—	—	81
2023	2016	8										11	3	—	151
2023	2017	18										10	(8)	1	270
2023	2018	21										17	(4)	2	492
2023	2019	30										28	(2)	2	690
2023	2020	52										40	(12)	5	1,125
2023	2021	51										49	(2)	5	2,050
	Total	453										428	(25)	73	5,083
	Grand Total	$1,931										$2,176	$(25)	$149	89,062

Run-off Segment Motor
			Net cumulative incurred losses and allocated loss adjustment expenses For the years ended December 31										Year Ended December 31, 2023	As of December 31, 2023
Acquisition Year	Accident Year	Net Reserves Acquired	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR	Cumulative number of claims
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
Net cumulative paid losses and ALAE (from table below)												(1,541)
2014 to 2023 acquisition years - net liabilities for losses and ALAE												635
2013 and prior acquisition years - net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years												18	(3)
Total net liabilities for losses and ALAE / net increase (reduction) in estimates of net ultimate losses related to prior years												$653	$(28)

Run-off Segment Motor
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
2014	2013 and Prior	$19	$34	$38	$40	$42	$42	$42	$42	$43	$42
2014	2014	—	—	—	1	1	1	1	1	1	1
	Total	19	34	38	41	43	43	43	43	44	43
2015	2013 and Prior		25	36	43	47	50	52	53	54	55
2015	2014		4	8	9	11	11	11	12	12	12
2015	2015		3	4	6	7	7	8	8	8	8
	Total		32	48	58	65	68	71	73	74	75
2017	2013 and Prior				12	15	18	20	21	24	27
2017	2014				—	—	1	1	2	2	1
2017	2015				—	—	1	1	1	1	1
2017	2016				—	—	1	1	1	1	1
	Total				12	15	21	23	25	28	30
2018	2013 and Prior					32	71	88	106	114	118
2018	2014					22	48	57	61	69	71
2018	2015					19	57	79	86	95	104
2018	2016					6	43	65	76	85	90
2018	2017					—	48	73	83	92	98
2018	2018					—	87	120	136	149	159
2018	2019					22	30	36	40	42
	Total					79	376	512	584	644	682
2019	2013 and Prior						—	1	4	5	5
	Total						—	1	4	5	5
2020	2015							2	3	3	3
2020	2016							25	40	45	48
2020	2017							69	148	196	215
2020	2018							110	247	353	409
	Total							206	438	597	675
2021	2015								—	(2)	(3)
	Total								—	(2)	(3)
2022	2019									—	2
	Total									—	2

Run-off Segment Motor
		Net cumulative paid losses and allocated loss adjustment expenses For the years ended December 31
Acquisition Year	Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars, except cumulative number of claims)
		Unaudited
	2013 and Prior										2
2023	2016										3
2023	2017										2
2023	2018										3
2023	2019										7
2023	2020										7
2023	2021										8
	Total										32
	Grand Total										$1,541

Run-off Segment Motor
	Annual Percentage Payout of Incurred Losses since Year of Acquisition, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Year of Acquisition	Unaudited
2014	44.19%	34.88%	9.30%	6.98%	4.65%	—%	—%	—%	2.33%	(2.33)%
2015	38.55%	19.28%	12.05%	8.43%	3.61%	3.61%	2.41%	1.20%	1.20%
2017	35.29%	8.82%	17.65%	5.88%	5.88%	8.82%	5.88%
2018	10.12%	38.03%	17.41%	9.22%	7.68%	4.87%
2019	—%	5.26%	15.79%	5.26%	—%
2020	27.84%	31.35%	21.49%	10.54%
2021	—%	(5.00)%	(2.50)%
2022	—%	25.00%
2023	7.48%
StarStone International
As described above, the loss development information for StarStone International has been included in the Run-off segment loss development tables above as an acquisition in 2021 and also presented separately on a standalone basis from the date of acquisition (April 2014) below.
StarStone International
General Casualty
Net Cumulative Incurred Losses and Allocated Loss Adjustment Expenses, Net of Reinsurance											For The Year Ended December 31, 2023	As of December 31, 2023
Accident Year	For The Years Ended December 31,
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR (1)	Cumulative Number of Claims
	(in millions of U.S. dollars, except cumulative number of claims)
	(unaudited)
2013 and Prior	$69	$63	$69	$65	$73	$76	$76	$77	$77	$79	$2	$5	9,496
2014	41	42	41	41	41	47	45	43	44	44	—	1	4,365
2015		52	53	55	62	70	67	68	73	74	1	2	4,037
2016			55	54	80	103	98	106	103	104	1	9	4,225
2017				60	94	132	141	150	160	174	14	20	4,194
2018					41	47	50	45	56	52	(4)	24	3,005
2019						10	11	16	16	18	2	1	1,925
2020							31	48	34	40	6	4	897
2021								1	—	1	1	—	183
2022									—	—		—	137
2023										—	—	—	25
									Total	$586	$23	$66	32,489

(1)
Total of IBNR plus expected development on reported losses.

Cumulative Paid Losses and Allocated Loss Adjustment Expenses, Net of Reinsurance
Accident Year	For The Years Ended December 31,
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(unaudited)
2013 and Prior	$18	$33	$47	$51	$64	$69	$71	$71	$73	$73
2014	3	9	16	23	28	30	32	34	41	43
2015		3	10	21	31	45	48	55	62	69
2016			1	15	32	52	64	78	82	86
2017				3	23	61	97	118	129	142
2018					2	6	17	21	29	37
2019						1	4	5	7	12
2020							1	9	17	21
									Total	$483
Total outstanding liabilities for unpaid losses and ALAE, net of reinsurance										$103
The reconciliation of incurred and paid loss development to the liability for unpaid losses and LAE as presented in the tables above for the year ended December 31, 2023 is set forth below:
2023
(in millions of U.S. dollars)
Liabilities for unpaid losses and allocated LAE, net of reinsurance	$103
Reinsurance recoverable on unpaid losses	12
Gross liability for unpaid losses and LAE before unallocated loss adjustment expenses and fair value adjustments	$115
The following is unaudited supplementary information for average annual historical duration of claims:
	Average Annual Percentage Payout of Incurred Losses by Age, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
General Casualty	6.03%	13.92%	16.67%	12.90%	16.22%	8.35%	5.57%	4.46%	9.30%	2.27%
StarStone International
Workers’ Compensation
Net Cumulative Incurred Losses and Allocated Loss Adjustment Expenses, Net of Reinsurance											For The Year Ended December 31, 2023	As of December 31, 2023
	For The Years Ended December 31,
Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR (1)	Cumulative Number of Claims
	(in millions of U.S. dollars, except cumulative number of claims)
	(unaudited)
2013 and Prior	$102	$102	$102	$102	$102	$102	$103	$103	$103	$103	$—	$—	7,951
2014	14	17	17	15	16	16	15	15	16	15	(1)	—	1,994
2015		42	44	40	39	38	37	36	36	35	(1)	—	3,327
2016			55	53	53	56	52	52	52	51	(1)	—	3,499
2017				41	42	38	41	40	39	35	(4)	2	3,175
2018					37	37	38	38	37	36	(1)	2	4,005
2019						17	23	26	26	29	3	2	4,302
2020							30	40	35	35	—	2	3,234
2021								8	4	5	1	2	191
2022									3	3	—	—	26
2023										—		—	1
										$347	$(4)	$10	31,705

(1)
Total of IBNR plus expected development on reported losses.

Cumulative Paid Losses and Allocated Loss Adjustment Expenses, Net of Reinsurance
	For The Years Ended December 31,
Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(unaudited)
2013 and Prior	$100	$101	$101	$101	$102	$102	$102	$102	$102	$102
2014	2	7	10	11	13	13	14	14	14	14
2015		5	17	26	30	32	33	33	34	34
2016			8	25	36	43	45	47	49	50
2017				6	17	28	32	34	35	33
2018					14	22	27	30	32	34
2019						3	18	20	22	23
2020							5	20	27	29
2021								—	1	2
										$321
Total outstanding liabilities for unpaid losses and ALAE, net of reinsurance										$26
The reconciliation of incurred and paid loss development to the liability for unpaid losses and LAE as presented in the tables above for the year ended December 31, 2023 is set forth below:
2023
(in millions of U.S. dollars)
Liabilities for unpaid losses and allocated LAE, net of reinsurance	$26
Reinsurance recoverable on unpaid losses	—
Gross liability for unpaid losses and LAE before ULAE and fair value adjustments	$26
The following is unaudited supplementary information for average annual historical duration of claims:
	Average Annual Percentage Payout of Incurred Losses by Age, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Workers Compensation	27.63%	31.27%	17.72%	8.02%	5.52%	2.53%	0.97%	1.20%	—%	—%
StarStone International
Professional Indemnity / Directors and Officers
Net Cumulative Incurred Losses and Allocated Loss Adjustment Expenses, Net of Reinsurance											For The Year Ended December 31, 2023	As of December 31, 2023
	For The Years Ended December 31,
Accident Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	PPD	IBNR (1)	Cumulative Number of Claims
	(in millions of U.S. dollars, except cumulative number of claims)
	(unaudited)
2013 and Prior	$38	$32	$31	$29	$36	$43	$45	$50	$48	$45	$ (3)	$5	3,019
2014	21	21	20	22	19	23	22	23	23	21	(2)	3	937
2015		20	26	26	29	29	32	34	32	32	—	3	1,184
2016			27	26	27	26	23	24	25	22	(3)	3	842
2017				31	42	37	32	29	27	21	(6)	2	997
2018					31	33	35	37	40	35	(5)	1	1,173
2019						21	27	28	31	24	(7)	8	1,256
2020							33	28	27	19	(8)	10	872
2021								10	10	16	6	10	243
2022									2	10	8	8	62
2023										—		—	3
										$245	$ (20)	$53	10,588

(1)
Total of IBNR plus expected development on reported losses.

Cumulative Paid Losses and Allocated Loss Adjustment Expenses, Net of Reinsurance
Accident Year	For The Years Ended December 31,
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(unaudited)
2013 and Prior	$14	$17	$22	$22	$29	$31	$33	$32	$32	$33
2014	—	3	5	9	13	14	14	14	16	16
2015		2	7	12	15	18	22	22	23	24
2016			1	7	13	15	18	18	18	18
2017				2	11	16	20	20	20	21
2018					3	9	14	19	28	30
2019						—	4	6	11	11
2020							—	2	3	4
2021								1	2	5
2022									—	—
										$162
Total outstanding liabilities for unpaid losses and ALAE, net of reinsurance										$83
The reconciliation of incurred and paid loss development to the liability for unpaid losses and LAE as presented in the tables above for the year ended December 31, 2023 is set forth below:
2023
(in millions of U.S. dollars)
Liabilities for unpaid losses and allocated LAE, net of reinsurance	$83
Reinsurance recoverable on unpaid losses	7
Gross liability for unpaid losses and LAE before ULAE and fair value adjustments	$90
The following is unaudited supplementary information for average annual historical duration of claims:
	Average Annual Percentage Payout of Incurred Losses by Age, Net of Reinsurance
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Professional Indemnity / Directors and Officers	11.04%	19.30%	14.89%	12.12%	11.90%	4.57%	1.84%	0.23%	4.22%	1.11%
12. FUTURE POLICYHOLDER BENEFITS

The provision for future policyholder benefits includes provisions for life contingent liabilities assumed as well as other policy benefits for insureds. The future policyholder benefits are equal to the present value of the future benefits payments and related expenses less the present value of future net premiums.
As of December 31, 2023 and 2022, we had future policyholder benefit liabilities of $0 and $821 million, respectively. The decrease of $821 million was due to the novation of the reinsurance of a closed block of life annuity policies, which is described further below.
We adopted ASU 2018-12 effective January 1, 2023 using the modified retrospective transition approach, with a transition date of September 1, 2021. This is the date that we acquired Enhanzed Re through the Step Acquisition and consolidated Enhanzed Re’s existing assets and liabilities, including all of our future policyholder benefit contracts. The effects of the adoption as of the transition date and through December 31, 2021 were not material, primarily due to the overall consistency of the interest rate assumption that was previously established based on investment yields (net of related investment expenses) expected as of September 1, 2021 compared to the upper-medium grade fixed-income instrument yield, as applied under ASU 2018-12, as of the same dates.
The assumed liabilities for future policyholder benefits are comprised primarily of in-payment annuity contract liabilities, which are classified as limited-payment contracts. The balances of and changes in liability for future policyholder benefits is as follows:

	December 31,
	2023	2022
	(in millions of U.S. dollars)
Beginning Balance (1)	$821	$1,502
Interest accretion and other policyholder benefit expenses	—	25
Benefits paid	(6)	(56)
Recapture of assumed liabilities by ceding company	—	(34)
Terminations (surrenders)	—	(15)
Effect of exchange rate movement	13	(223)
Derecognition (2)	(828)	—
Effect of changes in discount rate	—	(363)
Other	—	(15)
Balance as of December 31	$—	$821

(1)
The liability for future policyholder benefits as of January 1, 2022 has not been adjusted for the impact of adopting ASU 2018-12 given the proximity of the acquisition of a controlling interest in Enhanzed Re on September 1, 2021, in which we recorded the liabilities at fair value in accordance with purchase accounting requirements. The corresponding balance as of September 30, 2021 would be the amount recorded as of December 31, 2021 given our one quarter reporting lag for Enhanzed Re. Furthermore, the effect of remeasuring the liabilities using an upper medium grade fixed-income instrument yield in this one month period were inconsequential.

(2)
In November 2022, we completed a novation of the reinsurance of a closed block of life annuity policies, which was recorded in our first quarter 2023 results due to a one quarter reporting lag. See below for additional information.

For the year ended December 31, 2022, we recognized $17 million of gross premiums. There were no gross premiums recognized for the year ended December 31, 2023.
As required by the adoption of ASU 2018-12, discount rate assumptions associated with liability remeasurement are updated at each reporting period to reflect the current upper-medium grade fixed-income instrument yield, with changes in the interest rate from inception to current period reported through accumulated other comprehensive loss.
We designed a discount rate methodology to incorporate the currency and duration characteristics of the liabilities. For interest accretion, interest rates are fixed at inception. Significant assumptions to the calculation of future policyholder benefits also include mortality, mortality improvement, and timing of cash flow payments. The assumptions are reviewed at least annually. During 2022, we undertook a review of all significant assumptions and did not make any changes to the mortality, mortality improvement, or timing of cash flow payments as actual experience was materially consistent with established assumptions for the same date. Accordingly, there was no effect of changes in the liability relating to changes in cash flow assumptions. In addition, the effects of actual variances from expected policyholder behavior experience were not material for the years ended December 31, 2023 and 2022.
The undiscounted expected future net benefit payments as of December 31, 2022 were $1.3 billion. The weighted-average duration of the liability, interest accretion rate and interest rate for discounting the liability for future policyholder benefits as of December 31, 2022 was 9.8 years, 0.7% and 4.1%, respectively.
Novation of Future Policyholder Benefits
In November 2022, Enhanzed Re completed a novation of the reinsurance of a closed block of life annuity policies to Monument Re Limited, a subsidiary of Monument Insurance Group Limited (“Monument Re”). We settled the life liabilities and the related assets at carrying value in return for cash consideration of $94 million as of the closing date and recorded other income of $275 million. This amount consists of a reclassification adjustment of the component of AOCI related to the unlocking of the discount rate assumption from the adoption of ASU 2018-12 into net income. Our net income attributable to Enstar was reduced by the amount attributable to Allianz’s 24.9% noncontrolling interest in Enhanzed Re at the time of the transaction and our other income recorded was subject to deferral as profits emerge from the underlying novated business, which is generally over the expected settlement period of the life annuity policies, to account for our preexisting 20% ownership interest in Monument Re.
The following table illustrates the calculation of the gain as of the closing date of the novation:

(in millions of U.S. dollars)
Calculation of carrying value as of transaction closing:
Funds held - directly managed and other assumed reinsurance recoverables	$973
Future policyholder benefits	(828)
Other assumed reinsurance liabilities	(12)
Carrying value of net assets	$133
Calculation of gain on novation (recorded in first quarter 2023):
Cash consideration received	$94
Less: carrying value of net assets	(133)
Add: reclassification of remeasurement of future policyholder benefits from AOCI and NCI (1)	363
Amount deferred relating to 20% ownership interest in Monument Re (2)	(49)
Gain on novation (3)	275
Net income attributable to noncontrolling interest	(81)
Gain on novation attributable to Enstar (4)	$194

(1)
Comprised of $273 million from AOCI and $90 million from NCI.

(2)
Calculated as 20% of the net Enstar transaction gain of $243 million (representing $324 million, consisting of the $39 million loss when comparing cash consideration to carrying value plus the $363 million reclassification benefit, less Allianz’s 24.9% share equal to $81 million).

(3)
Recognized in other income in our consolidated statements of operations.

(4)
Recognized in net income in our consolidated statements of operations.

During the year ended December 31, 2023, we amortized $2 million into other income relating to the portion of the gain that was deferred to account for our preexisting ownership interest in Monument Re and the total gain on novation attributable to Enstar was $196 million. The deferred gain will be amortized over the expected settlement period of the transferred life annuity policies, which is projected to be 50 years, with the majority of benefit payments occurring in the earlier years.
13. DEFENDANT ASBESTOS AND ENVIRONMENTAL LIABILITIES

Defendant asbestos and environmental liabilities (“defendant A&E liabilities”) on our consolidated balance sheets include amounts for indemnity and defense costs for pending and future asbestos-related claims, determined using standard actuarial techniques for asbestos-related exposures.
We acquired DCo and Morse TEC in 2016 and 2019, respectively. These companies hold liabilities associated with personal injury asbestos claims and environmental claims arising from their legacy manufacturing operations. DCo and Morse TEC continue to process asbestos personal injury claims.
Defendant A&E liabilities also include amounts for environmental liabilities, associated with the acquired companies’ properties, relating to estimated clean-up costs associated with the DCo’s and Morse TEC’s former operations based on engineering reports.
Changes to our estimate of these liabilities are recorded to other income (expense) within the consolidated statements of operations in the period that our estimate is adjusted.
Amounts billed to and due from insurers providing coverage for our defendant A&E liabilities are calculated in accordance with the terms of the individual insurance contracts.
Insurance balances recoverable on our consolidated balance sheets include estimated insurance recoveries relating to our defendant asbestos liabilities. The recorded asset represents our assessment of the capacity of the insurance agreements to indemnify our subsidiaries for the anticipated defense and loss payments for pending claims and projected future claims.
The recognition of these recoveries is based on an assessment of the right to recover under the respective contracts and on the financial strength of the insurers. The recorded asset does not represent the limits of our insurance coverage, but rather the amount we would expect to recover if the accrued and projected loss and defense costs were paid in full.
On an ongoing basis, we evaluate and monitor the credit risk related to our insurers and an allowance for estimated uncollectible insurance balances recoverable on our defendant A&E liabilities (“allowance for estimated uncollectible insurance”) is established for amounts considered potentially uncollectible. To determine the allowance for estimated uncollectible reinsurance, we use the PD and LGD methodology whereby each reinsurer is allocated an appropriate PD percentage based on the expected payout duration by portfolio. This PD percentage is then multiplied by an appropriate

LGD percentage to arrive at an overall credit allowance percentage which is then applied to the reinsurance balance recoverable for each reinsurer, net of any specific bad debt provisions, collateral or other contract related offsets, to arrive at the overall allowance for estimated uncollectible reinsurance by reinsurer.
Amounts deemed to be uncollectible, including amounts due from known insolvent insurers, are written off against the allowance.
Changes in the allowance, as well as any subsequent collections of amounts previously written off, are reported as part of other income (expense) in our consolidated statements of operations.
Included within insurance balances recoverable and defendant A&E liabilities are the fair value adjustments that were initially recognized upon acquisition. These fair value adjustments are amortized in proportion to the actual payout of claims and recoveries.
The carrying value of the defendant A&E liabilities, insurance recoveries, future estimated expenses and the fair value adjustments related to DCo and Morse TEC as of December 31, 2023 and 2022 was as follows:
	2023	2022
	(in millions of U.S. dollars)
Defendant A&E liabilities:
Defendant asbestos liabilities	$734	$786
Defendant environmental liabilities	10	10
Estimated future expenses	33	35
Fair value adjustments	(210)	(224)
Defendant A&E liabilities	567	607
Insurance balances recoverable:
Insurance recoveries related to defendant asbestos liabilities (net of allowance: 2023 - $5; 2022 - $5)	217	224
Fair value adjustments	(45)	(47)
Insurance balances recoverable	172	177
Net liabilities relating to defendant A&E exposures	$395	$430
Methodologies for determining liabilities
Defendant Asbestos Liabilities
We review, on an ongoing basis, our own experience in handling asbestos-related claims and trends affecting asbestos-related claims in the U.S. tort system generally, for the purposes of assessing the value of pending asbestos-related claims and the number and value of those that may be asserted in the future, as well as potential recoveries from our insurance carriers with respect to such claims and defense costs.
The actuarial analysis for these asbestos-related exposures utilizes data resulting from claim experience, including input from national coordinating counsel and local counsel, and includes the development of an estimate of the potential value of asbestos-related claims asserted but not yet resolved as well as the number and potential value of asbestos-related claims not yet asserted.
In developing the estimate of liability for potential future claims, the actuarial methods project the potential number of future claims based on our historical claim filings and health studies. The actuarial methods also utilize assumptions based on our historical proportion of claims resolved without payment, historical claim resolution costs for those claims that result in a payment, and historical defense costs. The liabilities are estimated by using pending and projected future claim filings, projected payments rates, average claim resolution amounts and an estimate for defense costs, which is derived based on assumptions relating to defense costs to indemnity cost ratios. We utilize judgment when determining the assumptions related to projected future claims filings, projected payment rates and estimated defense costs.
We determine, based on the factors described above, including the actuarial analysis, that their best estimate of the aggregate liability both for asbestos-related claims asserted but not yet resolved and potential asbestos-related claims not yet asserted, including estimated defense costs, was $734 million and $786 million as of December 31, 2023 and 2022, respectively.
The table below provides a consolidated reconciliation of the beginning and ending liability for defendant A&E liabilities for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021
	(in millions of U.S. dollars)
Balance as of January 1	$607	$638	$706
Insurance balances recoverable	(177)	(213)	(250)
Net balance as of January 1	430	425	456
Amounts recorded in other expense (income):
Increase (reduction) in estimate of net ultimate liabilities	1	(2)	(38)
Reduction in estimated future expenses	(2)	(1)	(5)
Amortization of fair value adjustments	13	7	16
Total other expense (income)	12	4	(27)
Total net (paid claims) recoveries	(47)	1	(4)
Net balance as of December 31	395	430	425
Insurance balances recoverable	172	177	213
Balance as of December 31	$567	$607	$638
Total other expense from our defendant A&E liabilities was $12 million for the year ended December 31, 2023, primarily due to the amortization of fair value adjustments.
Total other expense was $4 million for the year ended December 31, 2022, primarily due to the amortization of fair value adjustments and partially offset by favorable changes in the estimate of liabilities and future expenses.
Total other income was $27 million for the year ended December 31, 2021, driven by a reduction in the actuarially estimated ultimate net liabilities as a result of a decline in mesothelioma filings.
Defendant Environmental Liabilities
As a result of our acquisition of DCo and Morse TEC, we have been identified by the United States Environmental Protection Agency and certain U.S. state environmental agencies and private parties as potentially responsible parties (“PRP”) at various hazardous waste disposal sites under the Comprehensive Environmental Response, Compensation and Liability Act (“Superfund”) and equivalent U.S. state laws.
The PRPs may currently be liable for the cost of clean-up and other remedial activities at 26 such sites. Responsibility for clean-up and other remedial activities at a Superfund site is typically shared among PRPs based on an allocation formula.
We have a liability for defendant environmental liabilities of $10 million and $10 million as of December 31, 2023 and 2022, respectively. The estimate for defendant environmental liabilities is based on information available to us, including an estimate of the allocation of liability among PRPs, the probability that other PRPs will pay the cost apportioned to them, currently available information from PRPs and/or federal or state environmental agencies concerning the scope of contamination and estimated remediation and consulting costs, and remediation alternatives.
Allowance for Estimated Uncollectible Insurance Balances Recoverable on Defendant Asbestos Liabilities
We maintained a beginning and ending allowance for estimated uncollectible insurance balances related to our defendant asbestos liabilities of $5 million for the years ended December 31, 2023 and 2022.
During the years ended December 31, 2023 and 2022, we did not have any new provisions, write-offs charged against the allowance for estimated uncollectible insurance or any recoveries of amounts previously written off.
We did not have significant non-disputed past due balances receivable from our insurers related to our defendant asbestos liabilities, that were older than one year for any of the periods presented. Any balances that are part of ongoing legal activity are estimated to be recovered at the level of our recorded asset which is consistent with our legal advice and past collection experience.
14. FAIR VALUE MEASUREMENTS

Fair Value Hierarchy
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. We use a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data. The hierarchy is broken down into three levels as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets that we have the ability to access for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 instruments.
Level 2 - Valuations based on quoted prices in active markets for similar assets or liabilities, quoted prices for identical assets or liabilities in inactive markets, or significant inputs that are observable (e.g. interest rates, yield curves, prepayment speeds, default rates, loss severities, etc.) or can be corroborated by observable market data.
Level 3 - Valuations based on unobservable inputs where there is little or no market activity. Unadjusted third party pricing sources or management’s assumptions and internal valuation models may be used to determine the fair values.
In addition, certain of our other investments are measured at fair value using net asset value (“NAV”) per share (or its equivalent) as a practical expedient and have not been classified within the fair value hierarchy above.
We have categorized our assets and liabilities that are recorded at fair value on a recurring basis among levels based on the observability of inputs, or at fair value using NAV per share (or its equivalent) as follows:

	December 31, 2023
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value Based on NAV as Practical Expedient	Total Fair Value
	(in millions of U.S. dollars)
Investments:
Short-term and Fixed maturities:
U.S. government and agency	$—	$326	$—	$—	$326
U.K. government	—	72	—	—	72
Other government	—	391	—	—	391
Corporate	—	4,119	12	—	4,131
Municipal	—	142	—	—	142
Residential mortgage-backed	—	487	—	—	487
Commercial mortgage-backed	—	841	—	—	841
Asset-backed	—	873	11	—	884
	—	7,251	23	—	7,274
Funds held (1)	58	2,342	40	102	2,542
Equities:
Publicly traded equity investments	243	31	1	—	275
Exchange-traded funds	82	—	—	—	82
Privately held equity investments	—	—	299	45	344
	325	31	300	45	701
Other investments:
Hedge funds	—	—	—	491	491
Fixed income funds	—	53	—	552	605
Equity funds	—	4	—	—	4
Private equity funds	—	—	—	1,617	1,617
CLO equities	—	60	—	—	60
CLO equity funds	—	—	—	182	182
Private credit funds	—	183	—	442	625
Real estate fund	—	—	—	269	269
	—	300	—	3,553	3,853
Total Investments	$383	$9,924	$363	$3,700	$14,370
Reinsurance balances recoverable on paid and unpaid losses:	$—	$—	$217	$—	$217
Other Assets:
Derivatives qualifying as hedging	$—	$1	$—	$—	$1
Derivatives not qualifying as hedges	—	3	—	—	3
Derivative instruments	$—	$4	$—	$—	$4
Losses and LAE:	$—	$—	$1,163	$—	$1,163
Other Liabilities:
Derivatives qualifying as hedging	$—	$6	$—	$—	$6
Derivatives not qualifying as hedges	—	3	—	—	3
Derivative instruments	$—	$9	$—	$—	$9

(1)
The difference in the amount of funds held shown at fair value and the funds held shown in our consolidated balance sheet relates to the $2.7 billion of funds held by reinsured companies carried at amortized cost.

	December 31, 2022
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value Based on NAV as Practical Expedient	Total Fair Value
	(in millions of U.S. dollars)
Investments:
Short-term and Fixed maturities:
U.S. government and agency	$—	$388	$—	$—	$388
U.K government	—	78	—	—	78
Other government	—	319	—	—	319
Corporate	—	4,607	—	—	4,607
Municipal	—	158	—	—	158
Residential mortgage-backed	—	439	—	—	439
Commercial mortgage-backed	—	819	—	—	819
Asset-backed	—	837	—	—	837
	—	7,645	—	—	7,645
Funds held (1)	—	2,040	44	—	2,084
Equities:
Publicly traded equity investments	351	34	—	—	385
Exchange-traded funds	507	—	—	—	507
Privately held equity investments	—	—	319	39	358
	858	34	319	39	1,250
Other investments:
Hedge funds	—	—	—	549	549
Fixed income funds	—	90	—	457	547
Equity funds	—	3	—	—	3
Private equity funds	—	—	—	1,282	1,282
CLO equities	—	148	—	—	148
CLO equity funds	—	—	—	203	203
Private credit funds	—	—	—	362	362
Real estate fund	—	—	—	202	202
	—	241	—	3,055	3,296
Total Investments	$858	$9,960	$363	$3,094	$14,275
Reinsurance balances recoverable on paid and unpaid losses:	$—	$—	$275	$—	$275
Other Assets:
Derivatives qualifying as hedging	$—	$1	$—	$—	$1
Derivatives not qualifying as hedges	—	5	—	—	5
Derivative instruments	$—	$6	$—	$—	$6
Losses and LAE:	$—	$—	$1,286	$—	$1,286
Other Liabilities:
Derivatives qualifying as hedging	$—	$11	$—	$—	$11
Derivatives not qualifying as hedges	—	1	—	—	1
Derivative instruments	$—	$12	$—	$—	$12

(1)
The difference in the amount of funds held shown at fair value and the funds held shown in our consolidated balance sheet relates to the $3.5 billion of funds held by reinsured companies carried at amortized cost.

Valuation Methodologies of Financial Instruments Measured at Fair Value
Short-term and Fixed Maturities
The fair values for all securities in the short-term and fixed maturities and funds held - directly managed portfolios are obtained or validated from independent pricing services either directly or through our accounting service provider or investment managers.
We record the unadjusted price and validate this price through a process that includes, but is not limited to:

i.
comparison of prices against alternative pricing sources;

ii.
quantitative analysis (e.g. comparing the quarterly return for each managed portfolio to its target benchmark);

iii.
evaluation of methodologies used by external parties to estimate fair value, including a review of the inputs used for pricing; and

iv.
comparing the price to our knowledge of the current investment market.

Our internal price validation procedures and review of fair value methodology documentation provided by independent pricing services have not historically resulted in adjustment in the prices obtained from the pricing service.
The independent pricing services used by our service providers obtain actual transaction prices for securities that have quoted prices in active markets. Where we utilize single unadjusted broker-dealer quotes, they are generally provided by market makers or broker-dealers who are recognized as market participants in the markets for which they are providing the quotes.
For determining the fair value of securities that are not actively traded, in general, pricing services use “matrix pricing” in which the independent pricing service uses observable market inputs including, but not limited to, reported trades, benchmark yields, broker-dealer quotes, interest rates, prepayment speeds, default rates and other such inputs as are available from market sources to determine a reasonable fair value.
The following describes the techniques generally used to determine the fair value of our short-term and fixed maturities by asset class, including the investments underlying the funds held - directly managed.

•
U.S. and non-U.S. government and agency securities consist of securities issued by the U.S. Treasury and mortgage pass-through agencies such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and other agencies, or consist of bonds issued by non-U.S. governments and agencies along with supranational organizations. The significant inputs used to determine the fair value of these securities include the spread above the risk-free yield curve, reported trades and broker-dealer quotes. These are considered to be observable market inputs and, therefore, the fair values of these securities are classified as Level 2.

•
Corporate securities consist primarily of investment-grade debt of a wide variety of corporate issuers and industries. The fair values of these securities are determined using the spread above the risk-free yield curve, reported trades, broker-dealer quotes, benchmark yields, and industry and market indicators. These are considered observable market inputs and, therefore, the fair values of these securities are classified as Level 2. Certain private placement investments classified within Corporate are valued using prices obtained from external managers using independent valuation agents and the valuation inputs used are considered unobservable with no active market at the measurement date. As a result, these private placement investments are classified as Level 3.

•
Municipal securities consist primarily of bonds issued by U.S.-domiciled state and municipal entities. The fair values of these securities are determined using the spread above the risk-free yield curve, reported trades, broker-dealer quotes and benchmark yields. These are considered observable market inputs and therefore the fair values of these securities are classified as Level 2.

•
Asset-backed and commercial and residential mortgage-backed securities consist primarily of investment-grade bonds backed by pools of loans with a variety of underlying collateral. Residential and commercial mortgage-backed securities include both agency and non-agency originated securities. The significant inputs used to determine the fair value of these securities include the spread above the risk-free yield curve, reported trades, benchmark yields, prepayment speeds and default rates. These are considered observable market inputs and therefore the fair value of these securities are classified as Level 2. Certain private placement investments classified within Asset-backed are valued using prices obtained from external managers using independent valuation agents and the valuation inputs used are considered unobservable with no active market at the measurement date. As a result, these private placement investments are classified as Level 3.

Equities
Our investments in equities consist of a combination of publicly traded and privately held investments. Our publicly traded equity investments in common and preferred stocks predominantly trade on major exchanges and are managed by our external advisors. Our exchange-traded funds also trade on major exchanges.
Our publicly traded equities are widely diversified and there is no significant concentration in any specific industry. We use an internationally recognized pricing service to estimate the fair value of our publicly traded equities and exchange-traded funds. We have categorized the majority of our publicly traded equity investments, other than preferred stock, and our exchange-traded funds as Level 1 investments because the fair values of these investments are based on unadjusted quoted prices in active markets for identical assets. Two equity securities trade in an inactive market and, as a result have been classified as Level 2. The fair value estimates of our investments in publicly traded preferred stock are based on observable market data and, as a result, have been categorized as Level 2. Certain private placement investments classified within Equities are valued using prices obtained from external managers using independent valuation agents and the valuation inputs used are considered unobservable with no active market at the measurement date. As a result, these private placement investments are classified as Level 3.
Our privately held equity investments in common and preferred stocks are direct investments in companies that we believe offer attractive risk adjusted returns and/or offer other strategic advantages. Each investment may have its own unique terms and conditions and there may be restrictions on disposals. The market for these investments is illiquid and there is no active market. For the majority of these we use a combination of cost, internal models and reported values from co-investors/managers to calculate the fair value of the privately held equity investments. The fair value estimates of these are based on unobservable market data so have been categorized as Level 3. We also have one direct investment in the equity of a privately held business development company which values its underlying investments using NAV as a practical expedient; therefore, the investment has not been categorized within the fair value hierarchy.
Other investments, at fair value
We have ongoing due diligence processes with respect to the other investments carried at fair value in which we invest, including active discussions with managers of the investments. These processes are designed to assist us in assessing the quality of information provided by, or on behalf of, each fund and in determining whether such information continues to be reliable or whether further review is warranted.
Certain funds do not provide full transparency of their underlying holdings; however, we obtain the audited financial statements for funds annually and review the audited results relative to the net asset values provided by the managers, and regularly review and discuss the fund performance with the fund managers to corroborate the reasonableness of the reported NAV.
The use of NAV as an estimate of the fair value for investments in certain entities that calculate NAV is a permitted practical expedient. Due to the time lag in the NAV reported by certain fund managers we adjust the valuation for capital calls and distributions. Other investments measured at fair value using NAV as a practical expedient have not been classified in the fair value hierarchy. Other investments for which we do not use NAV as a practical expedient have been valued using prices from independent pricing services and investment managers.
The following describes the techniques generally used to determine the fair value of our other investments.

•
For our investments in hedge funds, private equity funds, CLO equity funds, private credit funds and the real estate debt fund, we primarily measure fair value by obtaining the most recently available NAV as advised by the external fund manager or third-party administrator. The fair values of these investments are measured using the NAV as a practical expedient and therefore have not been categorized within the fair value hierarchy.

•
Our investments in fixed income funds and equity funds are valued based on a combination of prices from independent pricing services, external fund managers or third-party administrators. For the publicly available prices we have classified the investments as Level 2. For the non-publicly available prices we are using NAV as a practical expedient and therefore these have not been categorized within the fair value hierarchy.

•
We measure the fair value of our direct investment in CLO equities based on valuations provided by independent pricing services. The fair values measured using prices provided by independent pricing services have been classified as Level 2.

Insurance Contracts - Fair Value Option
The Company uses an internal model to calculate the fair value of the liability for losses and LAE and reinsurance balances recoverable on paid and unpaid losses for certain retroactive reinsurance contracts where we have elected the fair value option.

The fair value was calculated as the aggregate of discounted cash flows plus a risk margin. The discounted cash flow approach uses:

i.
estimated nominal cash flows based upon an appropriate payment pattern developed in accordance with actuarial methods; and

ii.
a discount rate based upon a high quality rated corporate bond yield plus a credit spread for non-performance risk.

The model uses corporate bond rates across the yield curve depending on the estimated timing of the future cash flows and specific to the currency of the risk.
The risk margin was calculated using the present value of the cost of capital. The cost of capital approach uses:

i.
projected capital requirements;

ii.
multiplied by the risk cost of capital representing the return required for non-hedgeable risk based upon the weighted average cost of capital less investment income; and

iii.
discounted using the weighted average cost of capital.

Derivative Instruments
The fair values of our derivative instruments are classified as Level 2. The fair values are based upon prices in active markets for identical contracts.
Funds Held by Reinsured Companies
The fair value of the embedded derivative representing the contractually agreed variable return on the funds held by reinsured companies associated with the Aspen LPT transaction is classified as Level 3 and is calculated using an internal model.
The fair value is calculated as the difference between:

i.
the present value of all future expected interest payments based on the full crediting rate, calculated using a Monte Carlo simulation model; and

ii.
the present value of all future expected interest payments based on the base crediting rate, calculated using a discounted cash flow model.

The Monte Carlo simulation model uses:

i.
a continuous forward risk-free rate commensurate with the crediting interest rate period (observable); and

ii.
an estimated historical volatility rate based upon the annualized standard deviation of daily log returns observed on a portfolio replicating the Aspen investment portfolio over a period commensurate with the crediting rate period (unobservable).

The discounted cash flow model uses:

i.
estimated expected loss payments based upon an appropriate payment pattern developed in accordance with standard actuarial techniques (unobservable);

ii.
a risk-free rate based on U.S. treasury rates as of the valuation date (observable); and

iii.
a credit spread based upon the historical option adjusted spread of the Aspen publicly traded corporate debt instrument (observable).

Level 3 Measurements and Changes in Leveling
Transfers into or out of levels are recorded at their fair values as of the end of the reporting period, consistent with the date of determination of fair value.

Investments
The following table present a reconciliation of the beginning and ending balances for all our equity investments and fixed maturity investments measured at fair value on a recurring basis using Level 3 inputs during the years ended December 31, 2023 and 2022:
	2023					2022
	Fixed Maturities		Equity Investments		Total	Privately-held Equities	Total
	Corporate	Asset-backed	Privately-held Equities	Publicly traded equity investments
			(in millions of U.S. dollars)
Beginning fair value	$—	$—	$294	$—	$294	$347	$347
Purchases	—	—	2	—	2	5	5
Sales	—	—	(48)	—	(48)	(15)	(15)
Total net unrealized gains (losses) (1)	—	—	26	—	26	(43)	(43)
Transfer into Level 3 from Level 2	12	11	—	1	24	—	—
Reclassification from non-recurring to recurring	—	—	25	—	25	—	—
Ending fair value	$12	$11	$299	$1	$323	$294	$294

(1)
Net unrealized (losses) gains included in our consolidated statements of operations is equal to the change in unrealized gains (losses) relating to assets held at the end of the reporting period.

Net unrealized (losses) gains related to Level 3 assets in the table above are included in net unrealized gains (losses) in our consolidated statements of operations.
Valuations Techniques and Inputs
The table below presents the quantitative information related to the fair value measurements for our fixed maturity and equity investments measured at fair value on a recurring basis using Level 3 inputs:
Qualitative Information about Level 3 Fair Value Measurements
Valuation Techniques	Fair Value as of December 31, 2023	Unobservable Input	Range (Average) (1)
	(in millions of U.S. dollars)
Fixed maturities
Corporate		YTM Illiquidity premium Credit risk premium WAL Trade date spread differential	5.53% - 9.43% 0.88% - 3.13% 2.82% - 4.48% 1.70 - 4.74 (0.03)% - 0.33%
Discounted cash flow	$12
Asset-backed
Discounted cash flow	11
Total fixed maturities	$23
Privately held equity investments
Guideline company methodology; Option pricing model	$181	P/BV multiple P/BV (excluding AOCI) multiple Expected term	1.50x - 1.9x 1.4x - 1.5x 1 - 3 years
Guideline companies method	54	P/BV multiple Price/2024 earnings	1.5x - 1.7x 7.7x - 8.9x
Guideline companies method; Earnings	30	LTM Enterprise Value/ EBITDA multiples LTM EV/Revenue multiples Multiple on earnings	12x - 13x 2.5x - 3x 5x
Dividend discount model	34	Discount rate	8.5%
	299
Publicly traded equity investments
Discounted cash flow	1	Implied total yield	8.62%
Total equity investments	$300

(1)
The average represents the arithmetic average of the inputs and is not weighted by the relative fair value.

As of December 31, 2023, we elected to change the measurement of a privately held equity investment to recurring fair value measurements that was previously accounted for under the measurement alternative. We used a dividend discount model as the valuation technique to fair value the $34 million privately held equity investment, which is an industry standard approach. The unobservable input to the dividend discount model has been identified and disclosed in the table above.
Funds Held by Reinsured Companies - Embedded Derivative
As described in Note 7, we have an embedded derivative in relation to the Aspen LPT transaction to account for the fair value of the full crediting rate we expect to earn on the funds withheld received as consideration.
The following table presents a reconciliation of the beginning and ending balances for the embedded derivative measured at fair value on a recurring basis using Level 3 inputs during the year ended December 31, 2023 and 2022:
	2023	2022
	(in millions of U.S. dollars)
Beginning fair value	$44	$—
Initial recognition	—	27
Net unrealized gains	13	17
Partial settlement	(17)	—
Ending fair value	$40	$44
Net unrealized gains in the table above are included in net unrealized gains (losses) in our consolidated statements of operations.
Valuations Techniques and Inputs
The table below presents the quantitative information related to the fair value measurements for the embedded derivative on our funds held by reinsured companies measured at fair value on a recurring basis using Level 3 inputs:
Qualitative Information about Level 3 Fair Value Measurements
Valuation Techniques	Fair Value as of December 31, 2023	Unobservable Input	Average
	(in millions of U.S. dollars)
Monte Carlo simulation model; Discounted cash flow analysis	$40	Volatility rate; Expected Loss Payments	6.98% $651 million
Insurance Contracts - Fair Value Option
The following table presents a reconciliation of the beginning and ending balances for all insurance contracts measured at fair value on a recurring basis using Level 3 inputs during the years ended December 31, 2023 and 2022:
	2023			2022
	Liability for losses and LAE	Reinsurance balances recoverable on paid and unpaid losses	Net	Liability for losses and LAE	Reinsurance balances recoverable on paid and unpaid losses	Net
	(in millions of U.S. dollars)
Beginning fair value	$1,286	$275	$1,011	$1,989	$432	$1,557
Incurred losses and LAE:
Increase (reduction) in estimates of ultimate losses	21	(20)	41	(79)	(29)	(50)
Reduction in provisions for ULAE	(11)	—	(11)	(18)	—	(18)
Change in fair value	100	22	78	(247)	(47)	(200)
Total incurred losses and LAE	110	2	108	(344)	(76)	(268)
Paid losses	(247)	(59)	(188)	(245)	(65)	(180)
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	(27)	(6)	(21)	—	—	—
Effect of exchange rate movements	41	5	36	(114)	(16)	(98)
Ending fair value	$1,163	$217	$946	$1,286	$275	$1,011

The following table presents the components of the net change in fair value for the years ended December 31, 2023, 2022 and 2021:
	2023	2022	2021
	(in millions of U.S. dollars)
Changes in fair value due to changes in:
Average payout	$32	$40	$22
Corporate bond yield	18	(219)	(97)
Credit spread for non-performance	21	(21)	—
Weighted cost of capital	7	—	—
Change in fair value	$78	$(200)	$(75)
Changes in the fair value due to changes in average payout and corporate bond yields are included in net incurred losses and loss adjustment expenses in our consolidated statements of operations. Changes in the fair value due to changes in credit spread for instrument-specific credit risk are classified to other comprehensive income.
Valuations Techniques and Inputs
Below is a summary of the quantitative information regarding the significant observable and unobservable inputs used in the internal model to determine fair value on a recurring basis as of December 31, 2023 and 2022:
		2023	2022
Valuation Technique	Unobservable (U) and Observable (O) Inputs	Weighted Average	Weighted Average
Internal model	Corporate bond yield (O)	A rated	A rated
Internal model	Credit spread for Instrument-specific credit risk (U)	0.65%	0.65%
Internal model	Risk cost of capital (U)	5.60%	5.10%
Internal model	Weighted average cost of capital (U)	8.75%	8.25%
Internal model	Average payout - liability (U)	8.12 years	7.89 years
Internal model	Average payout - reinsurance balances recoverable on paid and unpaid losses (U)	8.35 years	7.71 years
The fair value of the liability for losses and LAE and reinsurance balances recoverable on paid and unpaid losses may increase or decrease due to changes in the corporate bond rate, the credit spread for non-performance risk, the risk cost of capital, the weighted average cost of capital and the estimated payment pattern.
In addition, the estimate of the capital required to support the liabilities is based upon current industry standards for capital adequacy.
Disclosure of Fair Values for Financial Instruments Carried at Cost
Senior and Subordinated Notes
The following table presents the fair values of our Senior and Subordinated Notes carried at amortized cost:
	December 31, 2023
	Amortized Cost	Fair Value
	(in millions of U.S. dollars)
4.95% Senior Notes due 2029	$496	$488
3.10% Senior Notes due 2031	496	408
Total Senior Notes	$992	$896
5.75% Junior Subordinated Notes due 2040	$345	$331
5.50% Junior Subordinated Notes due 2042	494	425
Total Junior Subordinated Notes	$839	$756
The fair value of our Senior Notes and our Subordinated Notes was based on observable market pricing from a third party pricing service.
Both the Senior and Subordinated Notes are classified as Level 2.

Insurance Contracts
Disclosure of fair value of amounts relating to insurance contracts is not required, except those for which we elected the fair value option, as described above.
Remaining Financial Assets and Liabilities
Our remaining financial assets and liabilities were generally carried at cost or amortized cost, which due to their short-term nature approximates fair value as of December 31, 2023 and 2022.
15. VARIABLE INTEREST ENTITIES

We have investments in certain limited partnership funds which are deemed to be variable interest entities (“VIEs”) and which are included in other investments at the reported NAV. The activities of these VIEs are generally limited to holding investments and our involvement in these entities is passive in nature. We consolidate all VIEs in which we are considered to be the primary beneficiary.
Determining whether to consolidate a VIE may require judgment in assessing (i) whether an entity is a VIE, and (ii) if we are the entity’s primary beneficiary and thus required to consolidate the entity. To determine if we are the primary beneficiary of a VIE, we evaluate whether we have (i) the power to direct the activities that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE.
Our evaluation includes identification of the activities that most significantly impact the VIE’s economic performance and an assessment of our ability to direct those activities based on governance provisions, contractual arrangements to provide or receive certain services, funding commitments and other applicable agreements and circumstances. Our assessment of whether we are the primary beneficiary of our VIEs requires significant assumptions and judgment.
GCM Fund
In July 2022, we entered into an agreement to become a limited partner of GCM Blue Sails Infrastructure Offshore Opportunities Fund, L.P. (“GCM Fund”), with an initial commitment of $150 million. At that time, we performed an assessment and concluded that as a result of being a limited partner and having no substantive kick-out or participating rights, the GCM Fund is a VIE. We also concluded that we are the primary beneficiary, as our 99.5% economic interest in the GCM Fund is disproportionately greater than our lack of stated power to direct the activities of the GCM Fund that will most significantly impact the GCM Fund’s economic performance. As a result, we have consolidated the results of the GCM Fund. There was no gain or loss recognized on consolidation.
We have elected to recognize the results of the GCM Fund on a one quarter lag due to anticipated delays in obtaining timely financial information. As of December 31, 2023, $72 million of the initial commitment has been called. The carrying amounts of the assets and liabilities of the GCM Fund are presented within existing captions on our consolidated balance sheets as of December 31, 2023 and 2022. Net investment income, changes in the fair value of assets and liabilities of the GCM Fund and management fees will be presented within existing captions in the consolidated statements of operations.
We recognized net unrealized gains on other investments of $6 million and $0 million for the years ended December 31, 2023 and 2022, respectively.
Our exposure to risk of loss is limited to the amount of our investment, in accordance with the limited partnership agreement. We have not committed to provide any financial support to the general partner of the GCM Fund. In addition, we have not committed to provide any additional financial support to the GCM Fund in excess of previously funded capital commitments and all undistributed profits and income.
The assets of Enstar are not available to the creditors of the GCM Fund.
InRe Fund
During 2021, we redeemed an aggregate of $2.7 billion and completed the liquidation of our investment in the InRe Fund.
On April 1, 2021, we obtained control of the InRe Fund following redemption by the general partner, an affiliate of Hillhouse Group, of all of its outstanding ownership interests and the termination of its investment management activities. From that date we had both full ownership of the InRe Fund and the power to direct its activities, which led to our determination to consolidate the InRe Fund.
Prior to consolidation, our investment in the InRe Fund was recorded at fair value using the NAV as a practical expedient, with any changes included within net unrealized gains in the consolidated statements of operations. Thus, there was no gain or loss upon consolidation.

During the year ended December 31, 2021 we recognized net investment expenses for the InRe Fund of $13 million and net realized losses of $58 million (as all investments were redeemed and liquidated during the year subsequent to consolidation).
During the year ended December 31, 2021, our consolidated statements of cash flows included net operating cash flows of $2.1 billion attributed to the InRe Fund driven by net sales of trading securities, partially offset by net payments to cover securities sold short, and net investing cash flows of $574 million resulting from the initial consolidation of the InRe Fund’s cash and restricted cash balances.
Summarized Financial Information
Prior to consolidating the InRe Fund, total income, expenses and net income (including Enstar’s and Hillhouse’s combined interests) for the three months ended March 31, 2021 was $311 million, $19 million and $292 million, respectively. Enstar recognized $77 million of net unrealized gains from its allocated share of total net income for the three months ended March 31, 2021.
Nonconsolidated VIEs
The tables below present the fair value of our investments in nonconsolidated VIEs as well as our maximum exposure to loss associated with these VIEs:
As of December 31, 2023	Fair Value	Unfunded Commitments	Maximum Exposure to Loss
	(in millions of U.S. dollars)
Equities
Publicly traded equity investment in common stock	$55	$—	$55
Privately held equity	34	—	34
Total	89	—	89
Other investments
Hedge funds	$491	$—	$491
Fixed income funds	147	35	182
Private equity funds	1,262	667	1,929
CLO equity funds	182	—	182
Private credit funds	349	242	591
Real estate funds	121	139	260
Total	$2,552	$1,083	$3,635
Total investments in nonconsolidated VIEs	$2,641	$1,083	$3,724
As of December 31, 2022	Fair Value	Unfunded Commitments	Maximum Exposure to Loss
	(in millions of U.S. dollars)
Equities
Publicly traded equity investment in common stock	$52	$—	$52
Privately held equity	25	—	25
Total	$77	$—	$77
Other investments
Hedge funds	$549	$—	$549
Fixed income funds	277	33	310
Private equity funds	1,210	911	2,121
CLO equity funds	203	—	203
Private credit funds	79	149	228
Real estate funds	203	529	732
Total	$2,521	$1,622	$4,143
Total investments in nonconsolidated VIEs	$2,598	$1,622	$4,220
16. PREMIUMS WRITTEN AND EARNED

Premiums written related to prospective risk policies are earned on a pro-rata basis over the period of the related coverage. Reinsurance premiums on prospective risks are recorded at the inception of the policy, are based upon contractual terms and, for certain business, are estimated based on underlying contracts or from information provided by insureds and/or brokers.

Changes in reinsurance premium estimates for prospective risks are recorded as premiums written in the period in which they are determined.
Certain contracts are retrospectively rated and provide for a final adjustment to the premium based on the final settlement of all losses. Premiums on such contracts are adjusted based upon contractual terms, and management judgment is involved with respect to the estimate of the amount of losses that we expect to incur. These adjustments to the premium are recognized at the time loss thresholds specified in the contract are exceeded and are earned over the coverage period, or are earned immediately if the period of risk coverage has passed.
The following tables provide a summary of net premiums written and earned for the years ended December 31, 2023, 2022 and 2021:
	2023		2022		2021
	Premiums Written	Premiums Earned	Premiums Written	Premiums Earned	Premiums Written	Premiums Earned
	(in millions of U.S. dollars)
Total gross	$101	$49	$25	$97	$106	$373
Total ceded	(5)	(6)	(13)	(31)	(44)	(128)
Total net	$96	$43	$12	$66	$62	$245
Gross premiums written for the year ended December 31, 2023 increased by $76 million from 2022, primarily due to the fourth quarter 2023 transaction with AIG. Gross premiums written for the year ended December 31, 2022 decreased by $81 million from 2021, primary due to our strategic exit from our active underwriting platforms beginning in 2020.
17. GOODWILL

Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized.
Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. We perform our annual goodwill impairment testing during the fourth quarter based upon data as of December 31.
If the goodwill asset is determined to be impaired it is written down in the period in which the determination is made.
We have goodwill of $63 million as of December 31, 2023 and 2022 that was included within other assets in the consolidated balance sheets. There were no changes in this balance for each of the three years ended December 31, 2023, 2022 and 2021. We have no other intangible assets in any of the periods presented within these financial statements.
We test goodwill for impairment by performing a qualitative assessment test. The qualitative impairment assessment is an assessment of historical information and relevant current events and circumstances, including economic, industry and market considerations, to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. As a result of performing these procedures we determined that goodwill was not impaired as of December 31, 2023.
18. DEBT OBLIGATIONS AND CREDIT FACILITIES

We utilize debt financing and credit facilities primarily for funding acquisitions and significant new business, investment activities and, from time to time, for general corporate purposes.
Our debt obligations were as follows:

				December 31, 2023		December 31, 2022
Facility	Origination (1)	Term	Principal	(Unamortized Cost) / Fair Value Adjustments	Carrying Value	(Unamortized Cost) / Fair Value Adjustments	Carrying Value
			(in millions of U.S. dollars)
4.95% Senior Notes due 2029	May 2019	10 years	500	(4)	496	(4)	496
3.10% Senior Notes due 2031	August 2021	10 years	500	(4)	496	(5)	495
Total Senior Notes					992		991
5.75% Junior Subordinated Notes due 2040	August 2020	20 years	350	(5)	345	(5)	345
5.50% Junior Subordinated Notes due 2042	January 2022	20 years	500	(6)	494	(7)	493
Total Junior Subordinated Notes					839		838
EGL Revolving Credit Facility	May 2023	5 years			—		—
Total debt obligations					$1,831		$1,829

(1)
Origination date on EGL Revolving Credit Facility represents the date of the most recent amendment and restatement.

The table below provides a summary of the total interest expense for the years ended December 31, 2023, 2022 and 2021:
	2023	2022	2021
	(in millions of U.S. dollars)
Interest expense on debt obligations	$88	$93	$68
Amortization of debt issuance costs	2	2	1
Gain on extinguishment	—	(6)	—
Total interest expense	$90	$89	$69
Senior Notes
The Senior Notes are effectively subordinated to all of our secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all liabilities of our subsidiaries, including claims of policyholders. The Senior Notes are also contractually subordinated to claims of policyholders.
We may repurchase the 2029 Senior Notes and 2031 Senior Notes at any time prior to the date which is three months and six months, respectively, prior to maturity, subject to the payment of a make-whole premium. After such respective date, we may repurchase the 2029 Senior Notes and the 2031 Senior Notes at a purchase price equal to 100% of the outstanding principal amount, plus accrued and unpaid interest. In each case, any such repurchases are also subject to satisfying certain regulatory requirements.
Subordinated Notes
The Junior Subordinated Notes are unsecured junior subordinated obligations of Enstar Finance LLC (“Enstar Finance”). The Junior Subordinated Notes are fully and unconditionally guaranteed by us on an unsecured and junior subordinated basis. These debt securities of Enstar Finance are effectively subordinated to the obligations of our other subsidiaries.
The 2040 Junior Subordinated Notes bear interest (i) during the initial five-year period ending August 30, 2025, at a fixed rate per annum of 5.75% and (ii) during each five-year reset period thereafter beginning September 1, 2025, at a fixed rate per annum equal to the five-year U.S. treasury rate calculated as of two business days prior to the beginning of such five-year period plus 5.468%.
The 2042 Junior Subordinated Notes bear interest (i) during the initial five-year period ending January 14, 2027, at a fixed rate per annum of 5.50% and (ii) during each five-year reset period thereafter beginning January 15, 2027, at a fixed rate per annum equal to the five-year U.S. treasury rate calculated as of two business days prior to the beginning of such five-year period plus 4.006%.
The Junior Subordinated Notes are exclusively the obligations of Enstar Finance and us, to the extent of the guarantee, and are not guaranteed by any of our other subsidiaries, which are separate and distinct legal entities and, except for Enstar Finance, have no obligation, contingent or otherwise, to pay holders any amounts due on the Junior Subordinated Notes or to make any funds available for payment on the Junior Subordinated Notes, whether by dividends, loans or other payments.
Generally, if an event of default occurs, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Junior Subordinated Notes may declare the principal and accrued and unpaid interest on all of the then outstanding Junior Subordinated Notes to be due and payable immediately.

Subject to certain threshold regulatory requirements and during certain time periods, Enstar Finance may repurchase the Junior Subordinated Notes, in whole or in part, at any time, at a repurchase price equal to at least 100% of the principal amount, plus accrued and unpaid interest.
Maturities
As of December 31, 2023, there are no outstanding debt obligations that will become due in each of the next five years. Our debt of $1.9 billion upon maturity becomes due in periods beyond five years from December 31, 2023.
Revolving Credit Facility
In May 2023, we and certain of our subsidiaries, as borrowers and guarantors, amended and restated our existing revolving credit agreement. The amendment increased the total commitments under the revolving credit facility from $600 million to $800 million and extended the expiry date to May 30, 2028. We may request additional commitments under the facility by up to an aggregate amount of $200 million, which the existing lenders, in their discretion, or new lenders, may provide. Under the amended facility, we may borrow revolving loans or request the issuance of syndicated or fronted letters of credit, in each case on a senior, unsecured basis.
Pricing under the facility will continue to be based on a per annum rate comprising a reference rate determined based on the type and currency of loan we borrow plus a margin that varies based on changes to our long term senior unsecured debt ratings assigned by S&P or Fitch (the “Debt Ratings”). The applicable reference rate is an adjusted forward-looking term rate based on the Secured Overnight Financing Rate (“Adjusted Term SOFR”) for loans denominated in U.S. dollars, a rate based on the Sterling Overnight Index Average for loans denominated in British pounds sterling, an adjusted rate based on the Euro Interbank Offered Rate for loans denominated in euros and a rate equal to the highest of the Prime Rate, an adjusted rate based on the Federal Funds Effective Rate and Adjusted Term SOFR (for a one-month period) for swingline loans. We pay letter of credit fees based on the average daily aggregate stated amount of outstanding letters of credit and the Debt Ratings. In addition, we pay commitment fees based on the average daily unused amount of the commitments and the Debt Ratings. If an event of default occurs, the interest rate will increase and the agent may, and at the request of the required lenders shall, terminate lender commitments and demand early repayment of any outstanding amounts borrowed (or cash collateralization of a percentage excess of the amount of outstanding letters of credit issued) under the facility.
Financial and business covenants imposed on us in relation to the amended facility include certain limitations on indebtedness and guarantees, liens, mergers, consolidations and other fundamental changes, and dispositions. Generally, the financial covenants require us to maintain a gearing ratio of consolidated financial indebtedness to total capitalization of not greater than 0.35 to 1.0 and to maintain a consolidated net worth of not less than the aggregate of (i) $4.3 billion, plus (ii) 50% of net income available for distribution to ordinary shareholders at any time after June 30, 2022 (excluding net unrealized gains or losses on investments), plus (iii) 50% of the proceeds of any issuance of ordinary shares made after June 30, 2022. In addition, we must maintain eligible capital in excess of the enhanced capital requirement imposed by the Bermuda Monetary Authority pursuant to the Insurance (Group Supervision) Rules 2011 of Bermuda. As of December 31, 2023, we are in compliance with the covenants of the EGL Revolving Credit Facility.
As of December 31, 2023, we had no borrowings outstanding and therefore had $800 million of available unutilized capacity under our unsecured revolving credit agreement.
Credit and Deposit Facilities
We utilize unsecured and secured letters of credit (“LOCs”) and a deposit facility to support certain of our (re)insurance performance obligations. We also utilize unsecured LOCs to support the regulatory capital requirements of certain of our subsidiaries.

Our credit and deposit facilities were as follows:
		Additional Commitments Available (1)	Aggregate Amount Issued / Requested as Deposits / Face Amount
	Commitment		December 31, 2023	December 31, 2022
	(in millions of U.S. dollars)
$275 million FAL LOC Facility (2)	$275	$75	$150	$135
$90 million FAL Deposit Facility (2)	90	10	90	90
$346 million LOC Facility	346	—	346	365
$100 million LOC Facility	100	—	100	100
$120 million LOC Facility	120	60	74	97
$23 million LOC Facility (3)	23	—	23	—
$800 million Syndicated LOC Facility	800	—	655	625
$1 million LOC Facility	1	—	1	—
$100 million Bermuda LOC Facility (4)	100	—	100	100
$100 million Bermuda LOC Facility (4)	100	—	100	100
$100 million Bermuda LOC Facility (4)	100	—	100	100
£32 million United Kingdom LOC Facility (3)	£ 32	£ —	$41	$39

(1)
We may request additional commitments under the facility in an aggregate amount not to exceed this amount.

(2)
The FAL LOC facility will expire on September 30, 2024, with an option to extend the termination date to September 30, 2025. The FAL Deposit Facility will expire on July 21, 2025. Under the FAL Deposit facility, a third-party lender deposits a requested market valuation amount of eligible securities into Lloyd’s on behalf of our Lloyd’s corporate member. As of December 31, 2023 and December 31, 2022, our combined FAL comprised cash and investments of $483 million (including $94 million provided under the FAL Deposit Facility) and $455 million (including $90 million provided under the FAL Deposit Facility), respectively, and unsecured LOCs of $150 million and $135 million, respectively.

(3)
The LOC issued under this facility qualifies as Ancillary Own Funds capital for one of our U.K. regulated subsidiaries.

(4)
The LOC issued under this facility qualifies as Eligible Capital for one of our Bermuda regulated subsidiaries.

We also utilize secured operating LOCs. As of December 31, 2023 and 2022, the total balance of such secured operating LOCs issued and outstanding was $67 million and $83 million, respectively.
19. NONCONTROLLING INTERESTS

We have both redeemable noncontrolling interests (“RNCI”) and noncontrolling interests (“NCI”) on our consolidated balance sheets.
We have contracted with certain parties holding noncontrolling interests in certain of our subsidiaries. These contracts provided certain redemption rights to the holders, which may be settled in our own shares or cash or a combination of cash and shares, at our option.
RNCI with redemption features that are not solely within our control is classified within temporary equity in the consolidated balance sheets and carried at their redemption value, which is fair value. Any change in the fair value is recognized through additional paid in capital as if the balance sheet date was also the redemption date.
NCI, which is carried at book value, does not have redemption features and is classified within equity in the consolidated balance sheets.
Redeemable Noncontrolling Interests
In December 2023, we entered into a Purchase Agreement with Trident V Funds and Dowling Capital Partners (together, the “RNCI Holders”) to purchase their remaining equity interest in StarStone Specialty Holdings Limited (“SSHL”). We paid total consideration of $182 million in exchange for acquiring the 41.0% interest in SSHL, comprised as follows:
2023
(in millions of U.S. dollars)
Cash	$119
Remaining ownership interest in Northshore (13.5%)	48
Settlement of existing loan receivable	15
Total consideration paid	182
Less: carrying value of RNCI	(185)
Gain on redemption of RNCI	$3

The transaction was completed on December 22, 2023. Following the completion of the transaction, SSHL became a wholly-owned subsidiary and we no longer have a direct or indirect ownership interest in Atrium. We have recognized the gain on redemption of RNCI within APIC.
The following is a reconciliation of the beginning and ending carrying amount of the equity attributable to the RNCI for the years ended December 31, 2023 and 2022:
	2023	2022
	(in millions of U.S. dollars)
Balance as of January 1	$168	$179
Net income (losses) attributable to RNCI	15	(5)
Change in unrealized gains (losses) on AFS investments attributable to RNCI	2	(6)
Change in redemption value of RNCI	(3)	—
Redemption of RNCI	(182)	—
Balance as of December 31	$—	$168
Noncontrolling Interests
As of December 31, 2023 and 2022, we had $113 million and $186 million, respectively, of noncontrolling interests primarily related to external interests in three (December 31, 2022: three) of our subsidiaries.
In December 2022, Enhanzed Re repurchased the entire 24.9% ownership interest Allianz held in Enhanzed Re for $175 million. We recorded the impact of reclassifying the carrying value of the NCI acquired to Enstar shareholders’ equity in our first quarter 2023 results, as we report the results of Enhanzed Re on a one quarter reporting lag.
A reconciliation of the beginning and ending carrying amount of the equity attributable to NCI is included in the consolidated statements of changes in shareholder’s equity.
20. SHAREHOLDERS’ EQUITY

As of December 31, 2023 and 2022, our authorized share capital was as follows:
Authorized share capital	Par Value Per Share	Number of Shares
		2023	2022
Ordinary shares (“Voting Ordinary Shares”) and Non-voting convertible ordinary shares (“Non-Voting Ordinary Shares”)	$1.00	111,000,000	111,000,000
Preferred shares	$1.00	45,000,000	45,000,000
Ordinary Shares
The following is a reconciliation of our beginning and ending ordinary shares for the years ended December 31, 2023, 2022 and 2021:
	Voting Ordinary Shares	Non-Voting Convertible Ordinary Series C Shares	Non-Voting Convertible Ordinary Series E Shares	Total Ordinary Shares
Balance as of January 1, 2021	18,575,550	2,599,672	910,010	22,085,232
Shares issued (1)	59,447	—	—	59,447
Shares repurchased (2)	(2,009,135)	(1,496,321)	(505,239)	(4,010,695)
Warrant exercise (3)	—	89,590	—	89,590
Balance as of December 31, 2021	16,625,862	1,192,941	404,771	18,223,574
Shares issued (1)	62,056	—	—	62,056
Shares repurchased (2)	(697,580)	—	—	(697,580)
Balance as of December 31, 2022	15,990,338	1,192,941	404,771	17,588,050
Shares issued (1)	48,082	—	—	48,082
Shares repurchased (2)	(841,735)	(1,192,941)	(404,771)	(2,439,447)
Balance as of December 31, 2023	15,196,685	—	—	15,196,685

(1)
Ordinary Shares issued in relation to share-based compensation plan awards and the Employee Share Purchase Plan.

(2)
Ordinary Shares that we have repurchased are subject to immediate retirement, resulting in a reduction to the number of Ordinary Shares issued and outstanding.

(3)
Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a non-cash basis during the year ended December 31, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the year.

Voting Ordinary Shares
Each voting ordinary share entitles the holder thereof to one vote.
Share Repurchase Programs
There were no voting ordinary shares repurchased under a share repurchase program for the year ended December 31, 2023.
The following table presents our ordinary shares repurchased under our share repurchase programs for the year ended December 31, 2022:
	2022
	Ordinary shares repurchased	Average price per ordinary share	Aggregate price
	(in millions of U.S. dollars, except for share data)
2021 Repurchase Program (1)	227,383	$257.02	$58
2022 Repurchase Program (2)	470,197	$222.74	105
Total share repurchases under repurchase programs	697,580	$233.92	$163

(1)
Our Board approved an ordinary share repurchase program in November 2021 (as subsequently amended, the “2021 Repurchase Program”), not to exceed $100 million in aggregate. During the year ended December 31, 2021, we repurchased 167,617 ordinary shares at an average price per share of $241.13, for an aggregate price of $40 million. The 2021 Repurchase Program was fully utilized as of April 2022.

(2)
In May 2022, our Board authorized the repurchase of up to $200 million of our ordinary shares (the “2022 Repurchase Program”), originally effective through May 5, 2023, of which $95 million had been utilized as of December 31, 2022. In February 2023, our Board authorized the repurchase of an additional $105 million of our ordinary shares under the 2022 Repurchase Program and extended the effective date through February 23, 2024. In March 23, 2023, the 2022 Repurchase Program was terminated following the repurchase of our non-voting convertible ordinary shares as described below.

In May 2022, we entered into two share repurchase agreements in relation to our 2022 Repurchase Program. The first was with Trident Public Equity LP, an affiliate of Stone Point, to repurchase 89,790 of our ordinary shares for an aggregate price of $20 million. The second was with an unaffiliated institutional shareholder, to repurchase 380,407 shares for an aggregate price of $85 million. Both transactions were priced at $222.74 per share, representing a 5% discount to the closing price of our ordinary shares on the NASDAQ stock market on May 9, 2022.
Strategic Share Repurchases
In November 2023, we repurchased 791,735 of our voting ordinary shares held by Canada Pension Plan Investment Board (“CPP Investments”) and its affiliate, and 50,000 of our voting ordinary shares held by the Trident V funds managed by Stone Point Capital LLC (“the Trident V Funds”), for a total of $191 million in aggregate. The transactions were executed at a price per share of $227.18, representing a 5% discount to the trailing 10-day volume weighted average price of our voting ordinary shares as of the close of business on November 3, 2023.
In March 2023, we repurchased 1,597,712 of our non-voting convertible ordinary shares held by CPP Investments for an aggregate $341 million, representing a price per share of $213.13 and a 5% discount to the trailing 10-day volume weighted average price of our voting ordinary shares as at the agreed March 2023 measurement date. The shares comprised all of our outstanding Series C and Series E non-voting ordinary shares.
In July 2021, we repurchased 3,749,400 of our ordinary shares, comprising (a) 1,747,840 of our voting ordinary shares, (b) 1,496,321 of our Series C non-voting ordinary shares, and (c) 505,239 of our Series E non-voting ordinary shares, held by funds managed by Hillhouse Group (the “Hillhouse Funds”), a related party, for a price of $234.52 per share, totaling $879 million in aggregate. The shares represented the Hillhouse Funds’ entire interest in Enstar, which constituted 16.9% of our total ordinary shares and 9.4% of our voting ordinary shares.
Joint Share Ownership Plan
In January 2020, 565,630 voting ordinary shares were issued to the trustee of the Enstar Group Limited Employee Benefit Trust (the “EB Trust”). Voting rights in respect of shares held in the EB Trust have been contractually waived. We have consolidated the EB Trust, and shares held in the EB Trust are classified like treasury shares as contra-equity in our consolidated balance sheet. The EB Trust supports awards made under our Joint Share Ownership Plan36.
Preferred Shares
Series C Preferred Shares
As of December 31, 2023, there were 388,571 Series C participating non-voting perpetual preferred shares (“Series C Preferred Shares”) issued and held by one of our wholly-owned subsidiaries.
The Series C Preferred Shares:

i.
upon liquidation, dissolution or winding up of the Company, entitle their holders to a preference over holders of our ordinary voting and non-voting shares of an amount equal to $0.001 per share with respect to surplus assets; and

ii.
are non-voting except in certain limited circumstances.

The Series C Preferred shares have dividend rights equal to those of the ordinary voting shares, subject to certain limitations and in an amount determined by a “participation rate” that is generally reflective of the reduction in the number of Series C Preferred Shares issued in exchange for the previously outstanding Series A shares.
The Series C Preferred Shares otherwise rank on parity with the ordinary voting and non-voting shares, and they rank senior to each other class or series of share capital, unless the terms of any such class or series shall expressly provide otherwise.
Series D Preferred Shares
In June 2018, the Company raised $400 million of gross proceeds through the public offering of 16,000 shares of its 7.00% non-cumulative fixed-to-floating rate Series D perpetual preferred shares (“Series D Preferred Shares”) (equivalent to 16,000,000 depositary shares, each of which represents a 1/1,000th interest in a Series D Preferred Share), $1.00 par value and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share). The depositary shares are listed and trade under the “ESGRP” ticker symbol on the NASDAQ Global Select Market.
The Series D Preferred Shares are not redeemable prior to September 1, 2028, except in specified circumstances as described in the prospectus supplement relating to the offering. On and after September 1, 2028, the Series D Preferred Shares, represented by the depositary shares, will be redeemable at the Company’s option, in whole or from time to time in part, at a redemption price equal to $25,000 per Series D Preferred Share (equivalent to $25.00 per depositary share), plus any declared and unpaid dividends.
Series E Preferred Shares
On November 2018, the Company raised $110 million of gross proceeds through the public offering of 4,400 shares of its 7.00% fixed rate non-cumulative Series E perpetual preferred shares (“Series E Preferred Shares”) (equivalent to 4,400,000 depositary shares, each of which represents a 1/1,000th interest in a Series E Preferred Share), $1.00 par value and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share). The depositary shares are listed and trade under the “ESGRO” ticker symbol on the NASDAQ Global Select Market.
The Series E Preferred Shares are not redeemable prior to March 1, 2024, except in specified circumstances as described in the prospectus supplement relating to the offering. On and after March 1, 2024, the Series E Preferred Shares, represented by the depositary shares, will be redeemable at the Company’s option, in whole or from time to time in part, at a redemption price equal to $25,000 per Series E Preferred Share (equivalent to $25.00 per depositary share), plus any declared and unpaid dividends.
Dividends on Preferred Shares
Holders of Series D and Series E Preferred Shares are entitled to receive, only when, as and if declared, non-cumulative cash dividends, paid quarterly in arrears on the 1st day of March, June, September and December of each year, of 7.00% per annum.
Commencing on September 1, 2028, the Series D Preferred Shares will convert to a floating rate basis and dividends will be payable on a non-cumulative basis, when, as and if declared, at an alternative reference rate (with spread adjustment) to three-month LIBOR, as determined by the calculation agent consistent with accepted market practice, plus 4.015% per annum. Dividends that are not declared will not accumulate and will not be payable.

36
As described in Note 22.

For the years ended December 31, 2023, 2022 and 2021, we declared and paid dividends on Series D Preferred Shares of $28 million and on Series E Preferred Shares of $8 million.
Any payment of dividends must be approved by our Board. Our ability to pay dividends is subject to certain restrictions37.
Accumulated Other Comprehensive Income
The following table presents details about the tax effects allocated to each component of other comprehensive income (loss):
	2023			2022			2021
	Before Tax Amount	Tax (Expense) Benefit	Net of Tax Amount	Before Tax Amount	Tax (Expense) Benefit	Net of Tax Amount	Before Tax Amount	Tax (Expense) Benefit	Net of Tax Amount
	(in millions of U.S. dollars)
Unrealized (losses) gains on fixed income securities, AFS arising during the year	$150	$4	$154	$(689)	$8	$(681)	$(112)	$6	$(106)
Reclassification adjustment for change in allowance for credit losses recognized in net income	(11)	—	(11)	28	—	28	10	—	10
Reclassification adjustment for net realized (gains) losses included in net income	76	(1)	75	83	(2)	81	(7)	1	(6)
Change in currency translation adjustment	3	—	3	—	—	—	2	—	2
Remeasurement of future policyholder benefits - change in interest rate	—	—	—	363	—	363	—	—	—
Reclassification adjustment for remeasurement of future policyholder benefits included in net income	(363)	—	(363)	—	—	—	—	—	—
Change in net liability for losses and LAE at fair value - Instrument-specific credit risk	20	—	20	—	—	—	—	—	—
Other	—	—	—	(2)	—	(2)	2	—	2
Other comprehensive (loss) income	$(125)	$3	$(122)	$(217)	$6	$(211)	$(105)	$7	$(98)
The following table presents details amounts reclassified from AOCI:
Details about AOCI components	2023	2022	2021	Affected Line Item in Statement where Net Income are presented
	(in millions of U.S. dollars)
Unrealized (losses) gains on fixed maturities, AFS	$(65)	$(111)	$(6)	Net unrealized (losses) gains
	(65)	(111)	(6)	Total before tax
	1	2	(1)	Income tax expense
	(64)	(109)	(7)	Net of tax
Other	—	2	—	General and administrative expenses
Remeasurement of future policyholder benefits	363	—	—	Other income
Total reclassifications for the period, net of tax	$299	$(107)	$(7)	Net of tax

37
As described in Note 25.

Changes in Ownership of Consolidated Subsidiaries
The following table summarizes changes in the ownership interest in consolidated subsidiaries for the years ended December 31, 2023, 2022 and 2021:
	2023	2022	2021
	(in millions of U.S. dollars)
Net income (loss) attributable to Enstar ordinary shareholders	$1,082	$(906)	$502
Transfers from noncontrolling and redeemable noncontrolling interests:
Increase in Enstar’s additional paid-in capital for purchase of noncontrolling interest and redeemable noncontrolling interests (1)	18	—	—
Change from net income (loss) attributable to Enstar ordinary shareholders and net transfers from noncontrolling and redeemable noncontrolling interests	$1,100	$(906)	$502

(1)
The transfer from the noncontrolling interests and redeemable noncontrolling interests for the year ended December 31, 2023 relates to the repurchase of the entire 24.9% ownership interest Allianz held in Enhanzed Re recorded in the first quarter of 2023 and the repurchase of the remaining 41.0% ownership interest the RNCI Holders held in SSHL recorded in the fourth quarter of 2023, respectively.

21. EARNINGS PER SHARE

Basic earnings per share is based on the weighted average number of ordinary shares outstanding and excludes potentially dilutive securities such as restricted shares, restricted share units, warrants, options and convertible securities.
Diluted earnings per share is based on the weighted average number of ordinary and ordinary share equivalents outstanding calculated using the treasury stock method for all potentially dilutive securities. When the effect of dilutive securities would be anti-dilutive, these securities are excluded from the calculation of diluted earnings per share.
The following table sets forth the computation of basic and diluted net income per ordinary share:
	2023	2022	2021
Numerator:	(in millions of U.S. dollars, except share data)
Earnings (loss) per share attributable to Enstar ordinary shareholders:
Net income (loss) attributable to Enstar ordinary shareholders	$1,082	$(906)	$502
Denominator:
Weighted-average ordinary shares outstanding - basic (1)	15,631,770	17,207,229	19,821,259
Effect of dilutive securities:
Share-based compensation plans (2)	170,848	115,901	225,213
Warrants (3)	—	—	80,659
Weighted-average ordinary shares outstanding - diluted (4)	15,802,618	17,323,130	20,127,131
Earnings (loss) per share attributable to Enstar ordinary shareholders:
Basic	$69.22	$(52.65)	$25.33
Diluted (4)	$68.47	$(52.65)	$24.94

(1)
Weighted-average ordinary shares for basic earnings per share includes ordinary shares (voting and non-voting), but excludes ordinary shares held in the Enstar Group Limited Employee Benefit Trust (the “EB Trust”) in respect of Joint Share Ownership Plan (“JSOP”) awards, which, as a result of us consolidating the EB trust, are classified as treasury shares.

(2)
Share-based dilutive securities include restricted shares, restricted share units, and performance share units. Certain share-based compensation awards were excluded from the calculation for the years ended December 31, 2023, 2022 and 2021 because they were anti-dilutive.

(3)
Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a non-cash basis during the year ended December 31, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the year. As of December 31, 2021, there were no warrants outstanding following the exercise described. The warrants presented in the table above are a weighted-average of the warrants outstanding for the year.

(4)
During a period of loss, the basic weighted-average ordinary shares outstanding is used in the denominator of the diluted loss per ordinary share computation as the effect of including potentially dilutive securities would be anti-dilutive, as it would decrease the loss per share.

22. SHARE-BASED COMPENSATION

We use three types of share-based compensation arrangements: (i) restricted shares, restricted share units (“RSUs”) and performance share units (“PSUs”), (ii) joint share ownership program (“JSOP”), and (iii) shares issued under our employee share purchase plans. Our share-based compensation awards qualify for equity classification. We issue new shares once the awards have vested.

For equity-classified awards, the fair value of the compensation cost is measured at the grant date and is expensed over the service period of the award within general and administrative expenses in the consolidated statements of operations. Expenses for the PSU awards are adjusted for changes in the performance multiplier on the award. We recognize forfeitures as they occur.
The 2016 Equity Incentive Plan is our primary share-based compensation plan. We also maintain other share-based compensation plans as discussed below.
The table below provides a summary of the compensation costs for all of our share-based compensation plans for the years ended December 31, 2023, 2022 and 2021:
	2023	2022	2021
	(in millions of U.S. dollars)
Share-based compensation plans:
Restricted shares and restricted share units	$12	$10	$7
Performance share units	8	(8)	13
Joint share ownership plan expense	6	8	5
Other share-based compensation plans	4	—	3
Total share-based compensation	$30	$10	$28
We recognized negative compensation costs on our performance share units for the year ended December 31, 2022 as a result of reducing the estimated performance multiplier on certain of our previously granted awards.
The associated tax benefit recorded to income tax benefit (expense) in the consolidated statements of operations was $3 million for the year ended December 31, 2023, less than $1 million for the year ended December 31, 2022 and $3 million for the year ended December 31, 2021.
Shares authorized for issuance as of December 31, 2023 were as follows:
Authorized
2016 Equity Incentive Plan	1,739,654
Employee Share Repurchase Plan	200,000
Restricted Shares and Restricted Share Units
Restricted shares and restricted share units are service awards that typically vest over three years. These awards are share-settled and are recorded in additional paid-in capital on the consolidated balance sheets. The fair value of these awards is measured by multiplying the number of shares subject to the award by the closing price of our ordinary shares on the grant date and expensed over the service period.
The following table summarizes the activity related to restricted shares and restricted share awards during 2023:
	Number of Shares	Weighted-Average Share Price
Nonvested - January 1	114,134	$228.75
Granted	61,967	224.54
Vested	(39,094)	198.72
Forfeited	(6,194)	239.01
Nonvested - December 31	130,813	235.25
The unrecognized compensation cost related to our unvested restricted share and restricted share unit awards as of December 31, 2023 was $17 million. This cost is recognizable over the next 1.6 years, which is the weighted average contractual life.
Performance Share Units (“PSUs”)
PSUs are share-settled and vest following the end of the three-year performance period. The fair value of these awards is measured by multiplying the number of shares subject to the award by the closing price of our ordinary shares on the grant date and considering any performance related adjustments. The number of shares to vest will be determined by a performance adjustment based on either:

i.   the change in fully diluted book value per share (“FDBVPS”) over three years; or
ii.   average annual non-GAAP operating income return on equity, excluding StarStone Group for the 2020 grant year only.
Performance Share Units based on FDBVPS
The following table summarizes the awards granted, the vested and unvested PSU awards at December 31, 2023, and the performance criteria and associated performance multipliers at various levels of achievement.
Grant Year	Inception-to-date Activity Roll-forward					Performance Criteria: Change in FDBVPS (3 year)				Performance Multiplier Levels Per Award Agreements
	PSUs Granted at Target	Forfeited	Estimated Change in Multiplier	Vested	Unvested at December 31, 2023	Threshold	Target	Target +	Maximum	Threshold	Target	Target +	Maximum
2020	22,591	(8,607)	(12,656)	(1,328)	—	25.0%	32.5%	N/A	40.0%	60.0%	100.0%	N/A	150.0%
2020	52,948	—	(52,948)	—	—	33.1%	36.8%	44.3%	52.1%	50.0%	100.0%	150.0%	200.0%
2021	14,429	(3,144)	(10,640)	(645)	—	25.0%	32.5%	N/A	40.0%	60.0%	100.0%	N/A	150.0%
2022	15,120	(1,685)	(13,244)	(191)	—	16.6%	22.6%	N/A	28.6%	60.0%	100.0%	N/A	150.0%
2023	37,797	(136)	34,835	(29)	72,467	21.4%	42.7%	N/A	64.1%	50.0%	100.0%	N/A	200.0%
	142,885	(13,572)	(54,653)	(2,193)	72,467
For each type of PSU based on FDBVPS, a change in the FDBVPS Performance Criteria at each of Threshold, Target and Maximum will result in the application of the respective Threshold, Target and Maximum Performance Multiplier and a settlement of awards at that level. In addition, for the 2020 FDBVPS Type II award, a change in the FDBVPS Performance Criteria at “Target +” will result in the application of the “Target +” Performance Multiplier. For the 2021, 2022, and 2023 awards, the impact of the Bermuda deferred tax benefit of $205 million has been excluded from the calculation.Straight-line interpolation applies within these ranges, and no settlement occurs if the increase in FDBVPS is less than the Threshold.
Performance Share Units based on Average Annual Non-GAAP Operating Income Return on Equity (“Operating ROE”)
The following table summarizes the awards granted, the vested and unvested units at December 31, 2023, and the performance criteria and associated performance multipliers at various levels of achievement.
Grant Year	Inception-to-date Activity Roll-forward					Performance Criteria: Average Annual Operating ROE			Performance Multiplier Levels Per Award Agreements
	PSUs Granted at Target	Forfeited	Estimated Change in Multiplier	Vested	Unvested at December 31, 2023	Threshold	Target	Maximum	Threshold	Target	Maximum
2020	22,560	(8,511)	6,373	(20,422)	—	9.6%	12.0%	14.4%	60.0%	100.0%	150.0%
2021	14,401	(2,846)	(3,637)	(939)	6,979	9.6%	12.0%	14.4%	60.0%	100.0%	150.0%
2022	15,080	(1,629)	(2,888)	(242)	10,321	8.0%	10.5%	13.0%	60.0%	100.0%	150.0%
2023	37,728	(135)	(2,597)	(29)	34,967	7.3%	14.6%	21.9%	50.0%	100.0%	200.0%
	89,769	(13,121)	(2,749)	(21,632)	52,267
For the 2020 and 2021 awards Annual Operating ROE is calculated based on the non-GAAP adjusted operating income return on opening shareholder’s equity after adjusting opening shareholder’s equity for share repurchases on a weighted average basis. Starstone is excluded from the calculation for the 2020 grant year only. Average Annual Operating ROE is the sum of the three individual year annual operating ROE %’s divided by three.
For the 2022 and 2023 awards, Annual Operating ROE is calculated based on the non-GAAP adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholders’ equity adjusted for the impact of share repurchases on a weighted average basis. Average Annual Operating ROE is the sum of the three individual year annual operating ROE %’s divided by three. For the 2021, 2022, and 2023 awards, the impact of the Bermuda deferred tax benefit of $205 million has been excluded from the calculation.
Straight-line interpolation applies within these ranges and no settlement occurs if the Average Annual Operating ROE is less than the Threshold.

Performance Multipliers
For expense purposes we assume a Target vesting at the initial time of award. At the end of each reporting period, we estimate the expected performance multiplier, as shown in the table below:
Award Description	2023	2022	2021
2020 FDBVPS Type I (32.5% Target Change)	0.0%	0.0%	150.0%
2020 Average Operating ROE	150.0%	150.0%	150.0%
2020 FDBVPS Type II (36.8% Target Change)	0.0%	0.0%	150.0%
2021 FDBVPS	0.0%	0.0%	100.0%
2021 Average Operating ROE	65.7%	100.0%	100.0%
2022 FDBVPS	0.0%	100.0%	N/A
2022 Average Operating ROE	78.1%	100.0%	N/A
2023 FDBVPS	192.6%	N/A	N/A
2023 Average Operating ROE	93.1%	N/A	N/A
The unrecognized compensation cost related to our unvested PSU share awards as of December 31, 2023 was $17 million. This cost is recognizable over the next 2.0 years, which is the weighted average contractual life.
Roll-forward of Performance Share Units
The following table summarizes the activity related to PSUs during 2023:
	Number of Shares	Weighted-Average Share Price
Nonvested - January 1	60,070	$216.15
Granted	75,525	222.80
Change in performance multiplier	13,353	171.14
Vested	(19,708)	132.50
Forfeited	(4,506)	245.15
Nonvested - December 31	124,734	227.45
Joint Share Ownership Plan
Under the JSOP, we have the ability to make equity awards to our U.K.-based staff through which a recipient acquires jointly held interests in a set number of our voting ordinary shares together with the independent trustee of the EB Trust at fair market value, pursuant to the terms of a joint ownership agreement. Voting rights in respect of shares held in the EB Trust are contractually waived. Shares held in the EB Trust are classified as treasury shares.
In January 2020, a JSOP award comprising 565,630 underlying voting ordinary shares was made to our Chief Executive Officer (“CEO”) which cliff-vests upon the vesting date. The value of the award at vesting, if any, is determined based on the price of our voting ordinary shares appreciating above a certain threshold between the date of grant and the vesting date.
If the higher of the closing price per share on the vesting date and the 10-day volume weighted average price per share for the ten consecutive trading days ending on the vesting date (each, the “Market Price”) is equal to or greater than the hurdle price, the award will have a value equal to the Market Price, less $205.89, multiplied by 565,630. If the Market Price is less than the hurdle price on such date, the award will have no value. In addition, 20.0% of the award is subject to a performance condition based on growth in FDBVPS over a five year period starting January 1, 2020.
The accounting for stock-settled JSOP awards is similar to options, whereby the grant date fair value of $14 million is expensed over the life of the award. To determine the grant date fair value of $24.13 per share, we utilized a Monte-Carlo valuation model with the following assumptions:
2020
Weighted-average volatility	18.7%
Weighted-average risk-free interest rate	1.6%
Dividend yield	0.0%

On July 1, 2022, the terms of the JSOP award made to our CEO were amended to extend the vesting date of the award from January 20, 2023 to January 20, 2025. The amendment preserved the compound annual growth used to determine the hurdle price that must be achieved in order for the JSOP award to vest, which resulted in an increase to the hurdle price from $266.00 to $315.53. A corresponding extension was made to the term of the performance condition based on growth in FDBVPS from December 31, 2022 to December 31, 2024. All other terms of the award remained the same.
The incremental fair value of the amended award on July 1, 2022 was $15 million, or $27.25 per share, which will be expensed over the remaining life of the award commencing from July 1, 2022. To determine the incremental fair value of the amended award, we utilized a Monte-Carlo valuation model with the following assumptions:
2022
Weighted-average volatility	35.2%
Weighted-average risk-free interest rate	2.8%
Dividend yield	0.0%
The total unrecognized compensation cost related to our unvested JSOP share awards as of December 31, 2023 was $6 million. This cost is recognizable over the next 1.1 years, which is the weighted average contractual life.
Other share-based compensation plans
Deferred Compensation and Ordinary Share Plan for Non-Employee Directors
The number of units credited to the accounts of non-employee directors for the years ended December 31, 2023, 2022 and 2021 under the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”) were 6,936, 6,438 and 5,092, respectively.
Employee Share Purchase Plan
We provide an Employee Share Purchase Plan (“ESPP”) whereby eligible employees may purchase Enstar shares at a 15.0% discount to market price, in an amount of share value limited to the lower of $21,250 or 15.0% of the employee’s base salary. The 15.0% discount is expensed as compensation cost. The number of shares issued to employees under the ESPP for the years ended December 31, 2023, 2022 and 2021 were 8,276, 9,025 and 9,432, respectively.
23. INCOME TAXATION

Enstar is incorporated under the laws of Bermuda and is not required to pay taxes in Bermuda based upon income or capital gains under the Exempted Undertakings Tax Protection Act of 1996. However in December 2023, the Government of Bermuda enacted the Corporate Income Tax Act 2023 (the “Act”), which amended the Bermuda Exempted Undertakings Tax Protection Act of 1966. The Act introduces a 15% corporate income tax on Bermuda businesses that are part of an In Scope Multinational Enterprise Group (“MNE Group”), effective for tax years beginning on or after January 1, 2025. An MNE Group is an In Scope MNE Group if, with respect to any fiscal year beginning on or after January 1, 2025, the MNE Group had annual revenue of €750 million or more in the consolidated financial statements for at least two of the four fiscal years immediately preceding such fiscal year. Based on annual revenue in our consolidated financial statements, we will be an In Scope MNE Group commencing with the tax year beginning on January 1, 2025.
The ETA allows Bermuda subject entities to establish tax basis in the assets and liabilities of such Bermuda entities (as of September 30, 2023 (the “Basis Valuation Date”)) using fair values which results in deductible and taxable temporary differences which are reflected as deferred income tax assets and liabilities in the financial statements. For each asset and liability subject to the adjustment, the amount of the adjustment would generally be the difference, as of the Basis Adjustment Valuation Date, between each asset/liability’s fair market value and the carrying value of the item in the entity’s consolidated financial statements.
In accordance with ASC 740, effects of changes in tax laws are required to be recognized in the period in which the law is enacted, regardless of the effective date. The application of the ETA resulted in our recognition of net deferred tax assets of $205 million in 2023. We have not recorded a valuation allowance against these deferred tax assets as of December 31, 2023. In addition, because of the Act’s enactment, we have recognized a deferred tax charge related to the remeasurement of deferred taxes on unrealized gains on AFS securities recorded in OCI, due to the change in income tax rate.

The incremental financial statement impact related to the Act was as follows:
2023
(in millions of U.S. dollars)
Provision for income tax (benefit) expense
Economic Transition Adjustment	$(221)
Effect of change in income tax rate on the net change in unrealized gains (losses) on AFS securities recorded in OCI since the Basis Valuation Date	16
Total provision for income tax (benefit) expense	$(205)
We have foreign operating subsidiaries and branch operations principally located in the U.S., U.K., Continental Europe and Australia that are subject to federal, foreign, state and local taxes in those jurisdictions. The undistributed earnings from our foreign subsidiaries will be indefinitely reinvested in those jurisdictions where the undistributed earnings were earned.
Deferred tax liabilities have not been accrued with respect to the undistributed earnings of our foreign subsidiaries. Generally, when earnings are distributed as dividends, withholding taxes may be imposed by the jurisdiction of the paying subsidiary. For our U.S. subsidiaries, we have not currently accrued any withholding taxes with respect to unremitted earnings because, solely for U.S. Federal income tax purposes, there are no accumulated positive earnings and profits that could be subject to U.S. dividend withholding tax. For our U.K. subsidiaries, there are no withholding taxes imposed as a matter of U.K. domestic tax law. For our other foreign subsidiaries, an insignificant amount of earnings is indefinitely reinvested; however, it would not be practicable to compute the related amounts of withholding taxes due to a variety of factors, including the amount, timing and manner of any repatriation. Because we operate in many jurisdictions, our net income are subject to risk due to changing tax laws and tax rates around the world. The current, rapidly changing economic environment may increase the likelihood of substantial changes to tax laws in the jurisdictions in which we operate.
Income Tax Expense
The following table presents income (loss) before income taxes by jurisdiction, including income (losses) from equity method investments, for the years ended December 31, 2023, 2022 and 2021:
	2023	2022	2021
	(in millions of U.S. dollars)
Domestic (Bermuda)	$1,046	$(710)	$430
Foreign	(78)	(247)	150
Income (loss) before income taxes, including income (losses) from equity method investments	$968	$(957)	$580
The following table presents our current and deferred income tax (benefit) expense attributable to continuing operations by jurisdiction for the years ended December 31, 2023, 2022 and 2021:
	2023	2022	2021
	(in millions of U.S. dollars)
Current:
Domestic (Bermuda)	$—	$—	$—
Foreign	6	—	6
	6	—	6
Deferred:
Domestic (Bermuda)	(205)	—	—
Foreign	(51)	(12)	21
	(256)	(12)	21
Total income tax (benefit) expense attributable to continuing operations	$(250)	$(12)	$27
The actual effective income tax rate differs from the statutory rate of 0 percent under Bermuda law applied to income (loss) before income taxes, including income (losses) from equity method investments for the years ended December 31, 2023, 2022 and 2021 as shown in the following reconciliation:

	2023	2022	2021
	(in millions of U.S. dollars)
Income (loss) before income taxes	$968	$(957)	$580
Bermuda income taxes at statutory rate	0.0%	0.0%	0.0%
Foreign income tax rate differential	(2.0)%	4.6%	5.4%
Economic Transition Adjustment (1)	(22.8)%	0.0%	0.0%
Change in valuation allowance	(1.6)%	(3.9)%	1.6%
Effect of change in income tax rate	1.4%	0.1%	(1.2)%
Other	(0.8)%	0.5%	(1.1)%
Effective income tax rate	(25.8)%	1.3%	4.7%

(1)
For the year ended December 31, 2023, we recorded a deferred tax benefit of $221 million associated with certain Bermuda Constituent Entities anticipated to remain within the ETA.

Our effective tax rate is generally driven by the geographical distribution of our income (loss) before income taxes between our taxable and non-taxable jurisdictions.
Deferred Tax Assets and Liabilities
Deferred tax assets and liabilities (included in other assets and other liabilities, respectively, in the consolidated balance sheets) reflect the tax effect of the differences between the financial statement carrying amount and the income tax bases of assets and liabilities.
Significant components of the deferred tax assets and deferred tax liabilities as of December 31, 2023 and 2022 were as follows:
	2023	2022
	(in millions of U.S. dollars)
Deferred tax assets:
Net operating loss carryforwards	$204	$214
Capital loss carryforwards	7	3
Insurance reserves	192	14
Unearned premiums	8	—
Provisions for bad debt	3	3
Defendant A&E liabilities	86	94
Fair value of investments	2	40
Lloyd’s underwriting result in future periods	21	5
Fair value of financial instruments	35	—
Other deferred tax assets	29	18
Deferred tax assets	587	391
Valuation allowance	(156)	(181)
Deferred tax assets, net of valuation allowance	431	210
Deferred tax liabilities:
Fair value and other basis differences	(32)	(62)
Other deferred tax liabilities	(7)	(7)
Deferred tax liabilities	(39)	(69)
Net deferred tax asset	$392	$141
Net Deferred Tax Asset (Liability) Balance by Major Jurisdiction
	Net Deferred Tax Asset
	2023	2022
	(in millions of U.S. dollars)
Australia	$4	$4
Bermuda	205	—
United States	191	164
United Kingdom	(8)	(27)
Total	$392	$141

Net Operating, Capital Loss and Foreign Tax Credit Carryforwards
As of December 31, 2023, we had net operating loss carryforwards that could be available to offset future taxable income, as follows:
Tax Jurisdiction	Loss Carryforwards	Tax effect	Expiration
	(in millions of U.S. dollars)
Net Operating Loss Carryforwards:
United States - Net operating loss	$470	$98	2028-2042
United States - Net operating loss	74	16	Indefinitely
United Kingdom	271	68	Indefinitely
Luxembourg	34	9	2035-2036
Other	66	13	Indefinitely
Capital Loss Carryforwards:
United States - Capital Loss	32	7	2027-2028
The U.S. and U.K. net operating loss carryforwards are also subject to certain utilization limitations and have been considered in management’s assessment of valuation allowance.
Foreign Tax Credit Carryforwards:
As of December 31, 2023, we had foreign tax credit carryforwards available for tax purposes, as follows:
Tax Jurisdiction	Tax effect	Expiration
	(in millions of U.S. dollars)
United Kingdom	$8	Indefinitely
Assessment of Valuation Allowance on Deferred Tax Assets
As of December 31, 2023 and 2022, we had deferred tax asset valuation allowances of $156 million and $181 million, respectively, related to foreign subsidiaries. We recorded a net decrease of $25 million in our deferred tax valuation allowance for the year ended December 31, 2023. This is primarily due to a $27 million partial valuation allowance release and utilization of $5 million of deferred tax assets in the U.S. jurisdiction. In the U.K. and EU jurisdictions, a $16 million increase was recorded primarily due to the losses for which a tax benefit was not recognized for the period. The remaining $9 million of valuation allowance release relates to a reduction in deferred tax assets associated with decreases in unrealized losses on investment securities reported in AOCI in the U.S. and U.K. jurisdictions.
The realization of deferred tax assets is dependent on generating sufficient taxable income in future periods in which the tax benefits are deductible or creditable. The amount of the deferred tax asset considered realizable, however, could be adjusted in the future if estimates of future taxable income change.
Income taxes are determined and assessed jurisdictionally by legal entity or by filing group. Certain jurisdictions require or allow combined or consolidated tax filings. We have estimated the future taxable income of our foreign subsidiaries and provided a valuation allowance in respect of those assets where we do not expect to realize a benefit. We have considered all available evidence using a “more likely than not” standard in determining the amount of the valuation allowance. We considered the following evidence:

i.
net income or losses in recent years;

ii.
the future sustainability and likelihood of positive net income of our subsidiaries;

iii.
the carryforward periods of tax losses including the effect of reversing temporary differences; and

iv.
tax planning strategies.

In making our determination, the assumptions used in determining future taxable income require significant judgment and any changes in these assumptions could have an impact on net income.
Unrecognized Tax Benefits
During the years ended December 31, 2023, 2022 and 2021, there were no unrecognized tax benefits. There were no accruals for the payment of interest and penalties related to income taxes as of each of December 31, 2023, 2022 and 2021.

Open Tax Years
Our operating subsidiaries may be subject to examination by various tax authorities and may have different statutes of limitations expiration dates. Taxing authorities may propose adjustments to our income taxes.
Listed below are the tax years that remain subject to examination by a major tax jurisdiction as of December 31, 2023:
Major Tax Jurisdiction	Open Tax Years
United States	2020 - 2023
United Kingdom	2021 - 2023
24. RELATED PARTY TRANSACTIONS

The following tables summarize our related party balances and transactions. Additional details about the nature of our relationships and transactions are included further below.
As of December 31, 2023	Stone Point(1)	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
Assets
Fixed maturities, trading, at fair value	$69	$—	$—	$—	$—	$—
Fixed maturities, AFS, at fair value	428	—	—	—	—	—
Equities, at fair value	136	—	181	—	—	—
Funds held	—	—	—	—	19	—
Other investments, at fair value	446	—	—	—	—	1,602
Equity method investments	—	95	—	—	225	14
Total investments	1,079	95	181	—	244	1,616
Cash and cash equivalents	19	—	—	—	—	—
Other assets	—	—	—	20	9	—
Liabilities
Losses and LAE	—	—	—	—	192	—
Net assets	$1,098	$95	$181	$20	$61	$1,616

(1)
As of December 31, 2023, we had unfunded commitments of $156 million to other investments and $12 million to privately held equity investments managed by Stone Point and its affiliated entities.

As of December 31, 2022	Stone Point	Northshore	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
Assets
Short-term investments, AFS, at fair value	$1	$11	$—	$—	$—	$—	$—
Fixed maturities, trading, at fair value	85	148	—	—	—	—	—
Fixed maturities, AFS, at fair value	447	—	—	—	—	—	—
Equities, at fair value	148	37	—	190	—	—	—
Funds held	—	31	—	—	—	25	—
Other investments, at fair value	467	14	—	—	—	—	1,918
Equity method investments	—	—	110	—	60	211	16
Total investments	1,148	241	110	190	60	236	1,934
Cash and cash equivalents	37	20	—	—	—	—	—
Restricted cash and cash equivalents	—	2	—	—	—	—	—
Reinsurance balances recoverable on paid and unpaid losses	—	36	—	—	—	2	—
Other assets	—	21	—	—	—	5	—
Liabilities
Losses and LAE	—	183	—	—	—	334	—
Insurance and reinsurance balances payable	—	22	—	—	—	11	—
Other liabilities	—	76	—	—	—	—	—
Net assets (liabilities)	$1,185	$39	$110	$190	$60	$(102)	$1,934
Redeemable noncontrolling interest	$161	$—	$—	$—	$—	$—	$—
	2023
	Stone Point	Northshore (1)	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
Net premiums earned	$—	$—	$—	$—	$—	$(5)	$—
Net investment income	13	—	—	6	—	1	6
Net unrealized losses	46	(11)	—	(9)	—	—	113
Other income	—	—	—	—	—	—	—
	59	(11)	—	(3)	—	(4)	119
Net incurred losses and LAE	—	(2)	—	—	—	(21)	—
	—	(2)	—	—	—	(21)	—
(Losses) income from equity method investments	—	—	(10)	—	9	14	—
Total net income (loss)	$59	$(9)	$(10)	$(3)	$9	$31	$119

(1)
Northshore ceased to be a related party in December 2023, following the completion of the RNCI redemption.

	2022
	Stone Point	Northshore	Monument	AmTrust	Citco	Core Specialty	Other
	(in millions of U.S. dollars)
Net premiums earned	$—	$9	$—	$—	$—	$2	$—
Net investment income (expense)	16	10	—	6	—	—	4
Net unrealized gains (losses)	(80)	(10)	—	(34)	—	—	(64)
Other (expense) income	—	1	—	—	—	9	—
	(64)	10	—	(28)	—	11	(60)
Net incurred losses and LAE	—	10	—	—	—	(16)	—
	—	10	—	—	—	(16)	—
(Losses) income from equity method investments	—	—	(65)	—	5	(14)	—
Total net (loss) income	$(64)	$—	$(65)	$(28)	$5	$13	$(60)
	2021
	Stone Point	Hillhouse (1)	AnglePoint HK (2)	Northshore	Monument	AmTrust	Citco	Enhanzed Re (3)	Core Specialty	Other
	(in millions of U.S. dollars)
Net premiums earned	$—	$—	$—	$58	$—	$—	$—	$(2)	$8	$—
Net investment income (expense)	21	—	(13)	3	—	6	—	(4)	—	3
Net realized gains	—	77	—	—	—	—	—	—	—	—
Net unrealized gains (losses)	83	20	(69)	—	—	(6)	—	—	—	136
Other (expense) income	—	—	—	(15)	—	—	—	2	15	—
	104	97	(82)	46	—	—	—	(4)	23	139
Net incurred losses and LAE	—	—	—	18	—	—	—	—	(32)	—
Acquisition costs	—	—	—	13	—	—	—	(1)	(6)	—
General and administrative expenses	—	—	—	10	—	—	—	—	—	—
	—	—	—	41	—	—	—	(1)	(38)	—
Income (losses) from equity method investments	—	—	—	—	14	—	4	82	(6)	—
Total net income (loss)	$104	$97	$(82)	$5	$14	$—	$4	$79	$55	$139

(1)
Includes earnings from our direct investment in the InRe Fund, which was managed by AnglePoint Cayman through March 31, 2021, and the impact of a $100 million deduction from amounts due to affiliates of Hillhouse Group from the InRe Fund, which had the effect of increasing our NAV in the InRe Fund in February 2021. Hillhouse Group ceased to be a related party in July 2021.

(2)
Includes earnings from our direct investment in the InRe Fund, which was managed by AnglePoint HK from April 2021 to October 2021, and another fund managed by AnglePoint HK. For the year ended December 31, 2021, we incurred management and performance fees of $16 million in relation to the InRe Fund, which consisted of a $10 million minimum performance fee and operating expense reimbursements of $6 million. These fees were deducted from the AnglePoint HK funds’ reported net asset values and recorded as net investment expenses in the consolidated statements of operations. AnglePoint HK ceased to be a related party subsequent to December 31, 2021.

(3)
Following completion of the Step Acquisition and related consolidation, Enhanzed Re ceased to be a related party on September 1, 2021.

Stone Point
In November 2023, we repurchased voting ordinary shares held by Trident V Funds managed by Stone Point Capital LLC38. In November 2023, our Chief Executive Officer, Dominic Silvester, agreed to acquire 45,000 of our voting ordinary shares held by the Trident Public Equity LP for a price of $10 million.
In May 2022, we entered into a share purchase agreement with an affiliate of Stone Point39.
As of December 31, 2023, investment funds managed by Stone Point own 1,451,196 of our voting ordinary shares, which constitutes 9.5% of our outstanding voting ordinary shares. James D. Carey, president of Stone Point, is a member of our Board.

38
Refer to Note 20 for further details.

39
Refer to Note 20 for further details.

In December 2023, we agreed to purchase from investment funds managed by Stone Point their remaining 39.3% interest in our subsidiary SSHL, in exchange for cash consideration, settlement of an existing loan receivable and our remaining interest in Northshore40,41. As of December 31, 2023 and December 31, 2022, the RNCI on our balance sheet relating to these co-investment transactions was $0 million and $161 million, respectively.
We have made various investments in funds and separate accounts managed by Stone Point or affiliates of Stone Point, and we have also made direct investments in entities affiliated with Stone Point. Where we have made an investment in a fund, the manager of such fund generally charges certain fees to the fund, which are deducted from the net asset value.
We also have certain co-investments alongside Stone Point and its affiliates, including our investment in AmTrust, described below, Mitchell TopCo Holdings, the parent company of Mitchell International (“Mitchell”), and Genex Services in which we have invested $25 million and account for as a privately held equity investment. Mitchell provides third-party outsourcing managed care services to one of our subsidiaries in the ordinary course of its business.
CPP Investments
We completed two share repurchase transactions with CPP Investments in 2023. In March 2023, we repurchased all of our outstanding Series C and Series E non-voting convertible ordinary shares held by CPP Investments, and in November 2023, we repurchased voting ordinary shares held by CPP Investments and its affiliate42.
Hillhouse Group
In July 2021, we repurchased the Hillhouse Funds’ (as defined below) entire equity interest in Enstar, and as a result the Hillhouse Group (as defined below) ceased to be a related party43.
We have historically made significant direct investments in funds (the “Hillhouse Funds”) managed by Hillhouse Capital Management, Ltd. and Hillhouse Capital Advisors, Ltd. (together, “Hillhouse Group”) and AnglePoint Asset Management Ltd., an affiliate of Hillhouse Group (“AnglePoint Cayman”). From February 2017 to February 2021, Jie Liu, a partner of AnglePoint HK (as defined below), served on our Board.
In February 2021, we entered into a Termination and Release Agreement (the “TRA”) with the InRe Fund, Hillhouse Group, AnglePoint Cayman, AnglePoint Asset Management Limited (“AnglePoint HK”), and InRe Fund GP, Ltd. pursuant to which we agreed to terminate certain relationships with Hillhouse and its affiliates, primarily with respect to the InRe Fund.
AnglePoint Cayman previously received sub-advisory services with respect to the InRe Fund from its affiliate, AnglePoint HK, an investment advisory company licensed by the Securities and Futures Commission in Hong Kong. Pursuant to the TRA, we acquired an option to buy AnglePoint HK, which we also had the right to assign to a third-party. In April 2021, we entered into a Designation Agreement with Jie Liu (the “Designation Agreement”), pursuant to which we designated Mr. Liu, an AnglePoint HK partner, as the purchaser of AnglePoint HK, and he acquired the company from an affiliate of Hillhouse Group on the same day. AnglePoint Cayman simultaneously assigned its investment management agreement with the InRe Fund to AnglePoint HK, at which point AnglePoint HK became a related party.
As a result of the terms of the Designation Agreement, the InRe Fund qualified as a VIE and was consolidated effective April 1, 2021. During the fourth quarter of 2021, we completed the liquidation of our investment in the InRe Fund44.
On September 1, 2021, we completed the purchase of the Hillhouse Group’s entire 27.7% interest in Enhanzed Re for a purchase price of $217 million45.
AnglePoint HK
In October 2021, we terminated our investment management agreement with AnglePoint HK, the InRe Fund and the general partner of the InRe Fund, and placed the InRe Fund into an orderly liquidation. As of December 31, 2021, AnglePoint HK ceased to be a related party.

40
Refer to Note 6 for a description of transactions impacting Stone Point’s interests in SSHL and Northshore that occurred during 2021 and 2020.

41
Refer to Note 19 for further details.

42
Refer to Note 20 for further details.

43
Refer to Note 20 for transactions involving Hillhouse Group, which included the exercise of warrants in the first quarter of 2021 and our repurchase of our ordinary shares held by funds managed by Hillhouse Group in the third quarter of 2021.

44
Refer to Note 15 for further details.

45
Refer to Note 5 for further details.

Northshore
In December 2023, our remaining equity interest in Northshore comprised a portion of the consideration we paid to our RNCI holders in exchange for acquiring the remaining equity interest in SSHL46. As of December 22, 2023, Northshore ceased to be a related party.
Following the completion of the Exchange Transaction47 on January 1, 2021, our equity interest in Northshore, the holding company that owns Atrium and Arden, was reduced to 13.8% from 54.1%. We have accounted for our residual equity interest in Northshore as an investment in a privately held equity security at fair value.
Concurrent with the closing of the Exchange Transaction:

•
Arden entered into an LPT retrocession agreement with one of our majority owned subsidiaries, through which Arden fully reinsured its run-off portfolio with total liabilities of $19 million to our majority owned subsidiary, in exchange for a retrocession consideration of an equal amount.

Arden retained the premium under a funds held arrangement, to secure the payment obligations of our majority owned subsidiary.

•
One of our wholly-owned subsidiaries entered in a TSA to provide certain transitional services to Northshore. The TSA was terminated in November 2022.

•
SGL No.1 ceased its provision of underwriting capacity on Syndicate 609. We continued to report SGL No. 1’s 25% gross share of the 2020 and prior underwriting years of Syndicate 609 through the year ended December 31, 2022. In 2023, the 2020 underwriting year completed an RITC into a successor year, at which point the existing contractual arrangements were settled.

Historically, there was no net retention for Enstar on Atrium’s 2020 and prior underwriting years as the business was contractually transferred to the Atrium entities that were divested in the Exchange Transaction.
Monument Re
As of December 31, 2023, we own 20.0% of the common shares of Monument Re and 13.7% of its preferred shares. As of December 31, 2023, a fund managed by Stone Point owns 11.2% of Monument Re’s preferred shares.
In November 2022, we closed a transaction with Monument Re to novate our reinsurance closed block of life annuity policies written by Enhanzed Re48. A portion of the net gain on novation will be subject to deferral to account for our existing ownership interest in Monument Re. The final impact of the novation was reflected in our first quarter 2023 results, as we report the results of Enhanzed Re on a one quarter reporting lag.
We have accounted for our investment in the common and preferred shares of Monument Re as an equity method investment.
AmTrust
As of December 31, 2023 and 2022, we own 8.7% of the equity interest in Evergreen Parent L.P. (“Evergreen”) and Trident Pine Acquisition LP (“Trident Pine”) owns 22.6%. Evergreen owns all of the equity interest in AmTrust Financial Services, Inc. (“AmTrust”). Trident Pine is an entity owned by private equity funds managed by Stone Point.
We have accounted for our investment in the shares of AmTrust as an investment in a privately held equity security at fair value.
Citco
During the fourth quarter of 2023, we divested our equity ownership in the common shares of HH CTCO Holdings Limited and recorded a $5 million gain in our consolidated statements of operations.
As of December 31, 2022, we owned 31.9% of the common shares in HH CTCO Holdings Limited, which in turn owns 15.4% of the convertible preferred shares, amounting to a 6.2% interest in the total equity of Citco III Limited (“Citco”). As of December 31, 2022, Trident owned 3.4% interest in Citco.
We have accounted for our indirect investment in the shares of Citco as an equity method investment.

46
Refer to Note 19 for further details.

47
Refer to Note 6 for further details on the Exchange Transaction.

48
Refer to Note 27 for further information.

Enhanzed Re
In September 2021 we repurchased the Hillhouse Group’s entire 27.7% interest in Enhanzed Re for a purchase price of $217 million, assumed its remaining outstanding capital commitment to Enhanzed Re of $40 million, and increased our equity interests in Enhanzed Re from 47.4% to 75.1%49. Upon closing, we consolidated Enhanzed Re (previously accounted for as an equity method investment) and as a result, it ceased to be a related party.
Core Specialty
We account for our investment in the common shares of Core Specialty as an equity method investment on a one quarter lag.
We also have a LPT and ADC reinsurance agreement and an ASA between certain of our subsidiaries and StarStone U.S. and Core Specialty. The TSA was terminated in November 2022.
Furthermore, there are existing reinsurance agreements whereby (i) certain of our subsidiaries provide reinsurance protection to StarStone U.S. and (ii) StarStone U.S. provides reinsurance protection to certain of our subsidiaries. These arrangements remain in place.
Other
We also have certain other investments, including investments in limited partnerships and partnership-like limited liability companies, that had we not elected the fair value option would otherwise be accounted for as equity method investments50. We have disclosed our investments in these entities on an aggregated basis as they are individually immaterial.
25. DIVIDEND RESTRICTIONS AND STATUTORY FINANCIAL INFORMATION

Parent Company Dividend Restrictions
There were no significant restrictions on the Parent Company’s ability to pay dividends from retained earnings as of December 31, 2023. Bermuda law permits the payment of dividends if:

i)
we are not, or would not be after payment, unable to pay our liabilities as they become due; and

ii)
the realizable value of our assets is in excess of our liabilities after taking such payment into account.

We have not historically declared a dividend on our ordinary shares. The issuance of our Series D and E Preferred Shares have resulted in the declaration of dividends. Holders of Series D and Series E Preferred Shares are entitled to receive, only when, as and if declared, non-cumulative cash dividends, paid quarterly in arrears on the 1st day of March, June, September and December of each year of 7.0% per annum51.
The Bermuda Monetary Authority (“BMA”) acts as group supervisor to Enstar. On an annual basis, we are required to file group statutory financial statements, a group statutory financial return, a group capital and solvency return, audited group financial statements and a Group Solvency Self-Assessment (“GSSA”) with the BMA. The GSSA is designed to document our perspective on the capital resources necessary to achieve our business strategies and remain solvent, and to provide the BMA with insights on our risk management, governance procedures and documentation related to this process. We are required to maintain available group statutory capital and surplus in an amount that is at least equal to the group enhanced capital requirement (“ECR”). The BMA has also established a group target capital level equal to 120% of the group ECR. We are in compliance with these requirements.
Our ability to pay dividends to our shareholders is dependent upon the ability of our (re)insurance subsidiaries to distribute capital and pay dividends to us. Our (re)insurance subsidiaries are subject to certain regulatory restrictions on the distribution of capital and payment of dividends in the jurisdictions in which they operate, as described below. The restrictions are generally based on net income or levels of capital and surplus as determined in accordance with the relevant statutory accounting practices. Failure of these subsidiaries to meet their applicable regulatory requirements could result in restrictions on any distributions of capital or retained earnings or stricter regulatory oversight of the subsidiaries.
Our ability to pay dividends and make other forms of distributions may also be limited by repayment obligations and financial covenants in our outstanding loan facility agreements.

49
Refer to Note 5 for further information regarding the Step Acquisition of Enhanzed Re.

50
Refer to Note 7 for further information regarding our other investments, including summarized financial information of our equity method investees, including those for which the fair value option was elected.

51
Refer to Note 20 for details regarding dividends on preferred shares.

Subsidiary Statutory Financial Information and Dividend Restrictions
Our (re)insurance subsidiaries prepare their statutory financial statements in accordance with statutory accounting practices prescribed or permitted by local regulators. Statutory and local accounting differs from U.S. GAAP, including in the treatment of investments, acquisition costs and deferred income taxes, amongst other items.
The statutory capital and surplus amounts as of December 31, 2023 and 2022 and statutory net income (loss) amounts for the years ended December 31, 2023, 2022 and 2021 for our (re)insurance subsidiaries based in Bermuda, the United Kingdom, the United States, Australia and Continental Europe are summarized in the table below which includes information relating to acquisitions from the year of acquisition:
	Statutory Capital and Surplus
	Required		Actual		Statutory Income (Loss)
	2023	2022	2023	2022	2023	2022	2021
	(in millions of U.S. dollars)
Bermuda	$3,265	$3,031	$7,003	$5,833	$1,395	$(710)	$524
U.K.	575	619	971	848	42	(11)	163
U.S.	162	161	426	434	19	(58)	23
Australia	9	10	39	35	3	(1)	2
Europe	49	53	193	188	(6)	(30)	(2)
As of December 31, 2023, the total amount of net assets of our consolidated subsidiaries that were restricted was $4.1 billion.
Certain material aspects of these laws and regulations as they relate to solvency, dividends and capital and surplus are summarized below.
Bermuda
Our Bermuda-based (re)insurance subsidiaries are registered under the Insurance Act 1978 of Bermuda and related regulations, as amended (the “Insurance Act”). The Insurance Act imposes certain solvency and liquidity standards and auditing and reporting requirements and grants the BMA powers to supervise, investigate, require information and the production of documents and intervene in the affairs of insurance companies.
The Insurance Act requires that our Bermuda-based (re)insurance subsidiaries maintain certain solvency and liquidity standards. The minimum liquidity ratio requires that the value of relevant assets not be less than 75% of the amount of relevant liabilities. The minimum solvency margin, which varies depending on the class of the insurer, is determined as a percentage of either net reserves for losses and LAE or premiums. Our Bermuda subsidiaries with commercial insurance licenses are required to maintain a minimum statutory capital and surplus (Enhanced Capital Requirement or “ECR”) at least equal to the greater of a minimum solvency margin or the Bermuda Solvency Capital Requirement (“BSCR”). The BSCR is calculated based on a standardized risk-based capital model as provided by the BMA.
Each of our regulated Bermuda subsidiaries would be prohibited from declaring or paying any dividends if it were in breach of its minimum solvency margin or liquidity ratio or if the declaration or payment of such dividends would cause it to fail to meet such margin or ratio. In addition, each of our regulated Bermuda subsidiaries is prohibited, without the prior approval of the BMA, from reducing by 15% or more its total statutory capital, or from reducing by 25% or more its total statutory capital and surplus, as set out in its previous year’s statutory financial statements. Our Bermuda (re)insurance companies that are in run-off are required to seek BMA approval for any dividends or distributions.
As of December 31, 2023 and 2022, our Bermuda-based (re)insurance subsidiaries exceeded applicable minimum solvency and liquidity requirements. The Bermuda (re)insurance subsidiaries in aggregate exceeded minimum solvency requirements by $3.7 billion as of December 31, 2023 (2022: $2.8 billion) and were in compliance with their liquidity requirements.
United Kingdom
U.K. Insurance Companies (non-Lloyd’s)
Our U.K. based insurance subsidiaries are regulated by the U.K. Prudential Regulatory Authority (the “PRA”) and the Financial Conduct Authority (the “FCA”, together with the PRA, the “U.K. Regulator”).
Our U.K.-based insurance subsidiaries are required to maintain adequate financial resources in accordance with the requirements of the U.K. Regulator. Insurers must comply with a Solvency Capital Requirement (“SCR”), which is calculated using either the Solvency II standard formula or a bespoke internal model. Our non-Lloyd’s U.K. companies use the standard formula for determining compliance with the SCR.
The calculation of the minimum capital resources requirements in any particular case depends on, among other things, the type and amount of insurance business written and claims paid by the insurance company. As of December 31, 2023 and 2022, all of our U.K. insurance subsidiaries maintained capital in excess of the minimum capital resources requirements and complied with the relevant U.K. Regulator requirements. Our U.K.-based insurance subsidiaries, including our Lloyd’s Syndicates described below, in aggregate, maintained capital in excess of the minimum capital resources requirements by $396 million and $229 million as of December 31, 2023 and 2022, respectively.
The U.K. Regulator’s rules require our U.K. insurance subsidiaries to obtain regulatory approval for any proposed or actual payment of a dividend. The U.K. Regulator uses the SCR, among other tests, when assessing requests to make distributions.
Lloyd’s
As of December 31, 2023, we participated in the Lloyd’s market through our interests in Syndicate 2008, a syndicate that has permission to underwrite RITC business and other run-off or discontinued business type transactions with other Lloyd’s syndicates.
We participated on the syndicate through a single, wholly owned Lloyd’s managing agent, Enstar Managing Agency Limited.
The underwriting capacity of a corporate member of Lloyd’s must be supported by providing FAL in the form of cash, securities, letters of credit or other approved capital instrument in satisfaction of its capital requirement52. The amount of the FAL is assessed quarterly and is determined by Lloyd’s in accordance with applicable capital adequacy rules. To release their capital, Lloyd’s members are usually required to have transferred their liabilities through an approved RITC, such as those offered by Syndicate 2008.
Business plans, including maximum underwriting capacity, for Lloyd’s syndicates require annual approval by the Lloyd’s Franchise Board, which may require changes to any business plan or additional capital to support underwriting plans.
The Lloyd’s market has applied the Solvency II internal model under Lloyd’s supervision, and our Lloyd’s operations are required to meet Solvency II standards. The Society of Lloyd’s has received approval from the PRA to use its bespoke internal model under the Solvency II regime.
Lloyd’s approval is required before any person can acquire control of a Lloyd’s managing agent or Lloyd’s corporate member.
United States
Our U.S. Run-off (re)insurance subsidiaries are subject to the insurance laws and regulations of the states in which they are domiciled, licensed and/or eligible to conduct business. These laws restrict the amount of dividends the subsidiaries can pay to us. The restrictions are generally based on statutory net income and/or certain levels of statutory surplus as determined in accordance with the relevant statutory accounting requirements of the individual domiciliary states or states in which any of the (re)insurance subsidiaries are commercially domiciled. Generally, prior regulatory approval must be obtained before an insurer may make a distribution above a specified level.
The U.S. (re)insurance subsidiaries are also required to maintain minimum levels of solvency and liquidity as determined by law, and to comply with Risk-Based Capital (“RBC”) requirements and licensing rules as specified by the National Association of Insurance Commissioners (“NAIC”). RBC is used to evaluate the adequacy of capital and surplus maintained by our U.S. (re)insurance subsidiaries in relation to three major risk areas associated with: (i) asset risk; (ii) insurance risk and (iii) other risks. For all of our U.S. (re)insurance subsidiaries, with the exception of one subsidiary which has a permitted accounting practice to treat an adverse development cover reinsurance agreement as prospective reinsurance, there are no prescribed or permitted statutory accounting practices that differ significantly from the statutory accounting principles established by NAIC.
As of December 31, 2023, all of our U.S. non-life (re)insurance subsidiaries exceeded their required levels of RBC. On an aggregate basis, our U.S. non-life (re)insurance subsidiaries exceeded their minimum levels of RBC as of December 31, 2023 by $264 million (2022: $273 million).

52
As described in Note 7.

Australia
The Company’s Australian insurance subsidiary is regulated and subject to prudential supervision by the Australian Prudential Regulation Authority (“APRA”). APRA is the primary regulatory body responsible for regulating compliance with the Insurance Act 1973. APRA’s prudential standards require that all insurers maintain and meet prescribed capital adequacy requirements designed to ensure that insurers to meet their insurance obligations under a wide range of scenarios.
A run-off insurer must obtain APRA’s written consent prior to making any capital releases, including any payment of dividends, not from current year profits. The Company’s insurance subsidiary must provide APRA a valuation prepared by its Appointed Actuary that demonstrates that the tangible assets of the insurer, after the proposed capital reduction, are sufficient to cover its insurance liabilities to a 99.5% probability of sufficiency.
Europe
Our Liechtenstein insurance subsidiary (StarStone Insurance SE) is regulated by the Liechtenstein Financial Market Authority (“FMA”) pursuant to the Liechtenstein Insurance Supervisory Act. This subsidiary is obligated to maintain a minimum solvency margin based on the Solvency II regulations. As of December 31, 2023, this subsidiary exceeded the Solvency II requirements by $118 million (2022: $111 million). The amount of dividends that this subsidiary is permitted to distribute is restricted to freely distributable reserves, which consist of retained earnings, the current year profit and legal reserves. Any dividend exceeding the current year profit requires the FMA’s approval. Solvency and capital requirements for this subsidiary are based on the Solvency II framework and must continue to be met following any distribution.
Our Belgian insurance subsidiary files financial statements and returns with the National Bank of Belgium. This subsidiary was in compliance with its solvency and capital requirements under Solvency II.
26. COMMITMENTS AND CONTINGENCIES

Concentration of Credit Risk
We believe that there are no significant concentrations of credit risk associated with our cash and cash equivalents, fixed maturities, or other investments. Our cash and investments are managed pursuant to guidelines that follow prudent standards of diversification and liquidity, and limit the allowable holdings of a single issue and issuers. We are also subject to custodial credit risk on our investments, which we manage by diversifying our holdings amongst large financial institutions that are highly regulated.
We have exposure to credit risk on certain of our assets pledged to ceding companies under insurance contracts. In addition, we are potentially exposed should any insurance intermediaries be unable to fulfill their contractual obligations with respect to payments of balances owed to and by us.
Credit risk exists in relation to (re)insurance balances recoverable on paid and unpaid losses. We remain liable to the extent that counterparties do not meet their contractual obligations and, therefore, we evaluate and monitor concentration of credit risk among our (re)insurers.
We are also subject to credit risk in relation to funds held by reinsured companies. Under funds held arrangements, the reinsured company has retained funds that would otherwise have been remitted to our reinsurance subsidiaries. The funds are not typically placed into trust or subject to other security arrangements. However, we generally have the contractual ability to offset any shortfall in the payment of the funds held balances with amounts owed by us.
As of December 31, 2023, concentrations of funds held balances with reinsurance counterparties that individually exceeded 10% of shareholders’ equity totaled $4.8 billion (December 31, 2022: $5.0 billion) in aggregate.
We limit the amount of credit exposure to any one counterparty and none of our counterparty credit exposures, excluding U.S. government instruments and the reinsurance counterparties noted above, exceeded 10% of shareholders’ equity as of December 31, 2023. As of December 31, 2023 our credit exposure to the U.S. government and agency instruments was $932 million (December 31, 2022: $945 million).
Legal Proceedings
We are, from time to time, involved in various legal proceedings in the ordinary course of business, including litigation and arbitration regarding claims. Estimated losses relating to claims arising in the ordinary course of business, including the anticipated outcome of any pending arbitration or litigation, are included in the liability for losses and LAE in our consolidated balance sheets. In addition to claims litigation, we may be subject to other lawsuits and regulatory actions in the normal course of business, which may involve, among other things, allegations of underwriting errors or omissions, employment claims or regulatory activity. We do not believe that the resolution of any currently pending legal proceedings, either individually or taken as a whole, will have a material effect on our business, results of operations or financial condition. We anticipate that, similar to the rest of the (re)insurance industry, we will continue to be subject to litigation and arbitration proceedings in the ordinary course of business, including litigation generally related to the scope of coverage with respect to A&E and other claims.
Unfunded Investment Commitments
As of December 31, 2023, we had unfunded commitments of $1.7 billion to other investments, $48 million to fixed maturities and $12 million to privately held equity.
Guarantees
As of December 31, 2023 and 2022, parental guarantees supporting reinsurance obligations, defendant A&E liabilities, subsidiary capital support arrangements and credit facilities were $2.3 billion and $2.4 billion respectively. We also guarantee the 2040 and 2042 Junior Subordinated Notes, which have an aggregate principal amount of $850 million53 as of December 31, 2023 and 2022.

53
As described in Note 18.

SCHEDULE I
ENSTAR GROUP LIMITED
SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES54
As of December 31, 2023
(Expressed in millions of U.S. Dollars)
Type of investment	Cost (1)	Fair Value	Amount at which shown in the balance sheet
Short-term and fixed maturities - Trading:
U.S. government and agency	$75	$76	$76
U.K. government	28	21	21
Other government	165	144	144
Corporate	1,525	1,343	1,343
Municipal	54	49	49
Residential mortgage-backed	59	55	55
Commercial mortgage-backed	128	119	119
Asset-backed	76	75	75
Total	2,110	1,882	1,882
Short-term and fixed maturities - AFS:
U.S. government and agency	268	250	250
U.K. government	49	51	51
Other government	250	247	247
Corporate	2,914	2,654	2,654
Municipal	107	93	93
Residential mortgage-backed	466	432	432
Commercial mortgage-backed	702	652	652
Asset-backed	520	516	516
Total	5,276	4,895	4,895
Funds held	5,298	5,232	5,232
Equities	246	384	384
Other investments, at fair value	1,805	1,805	1,805
Total	$14,735	$14,198	$14,198

(1)
Original cost of fixed maturities is reduced by repayments and adjusted for amortization of premiums or accretion of discounts.

Reconciliation to balance sheet	Short-term and fixed maturities - Trading	Short-term and fixed maturities - AFS	Funds held	Equities	Other Investments
	(in millions of U.S. dollars)
Fair value of investments, other than investments in related parties	$1,882	$4,895	5,232	$384	$1,805
Investments in related parties:
Affiliates of Stone Point	69	428		63	446
Co-investor with Stone Point				73
AmTrust				181
Core Specialty			19
Other (1)					1,602
Total per balance sheet	$1,951	$5,323	$5,251	$701	$3,853

(1)
Comprised of investments in limited partnerships and partnership-like limited liability companies, that had we not elected the fair value option would otherwise be accounted for as equity method investments.

54
Refer to Note 24 in our consolidated financial statements.

SCHEDULE II
ENSTAR GROUP LIMITED
CONDENSED FINANCIAL INFORMATION OF REGISTRANT
Balance Sheets - Parent Company Only
As of December 31, 2023 and 2022
	2023	2022
	(in millions of U.S. dollars, except share data)
ASSETS
Equities, at fair value (cost: 2023 - $0; 2022 - $273)	$—	$286
Cash and cash equivalents	6	15
Balances due from subsidiaries	12	193
Investments in subsidiaries	7,454	6,003
Other assets	42	8
TOTAL ASSETS	$7,514	$6,505
LIABILITIES
Debt obligations	$992	$991
Balances due to subsidiaries	966	515
Other liabilities	21	25
TOTAL LIABILITIES	1,979	1,531
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Ordinary shares (par value $1 each, issued and outstanding 2023: 15,196,685; 2022: 17,588,050):
Voting Ordinary Shares (issued and outstanding 2023: 15,196,685; 2021: 15,990,338)	15	16
Non-voting convertible ordinary Series C Shares (issued and outstanding 2023: 0 and 2022: 1,192,941)	—	1
Non-voting convertible ordinary Series E Shares (issued and outstanding 2023: 0 and 2022: 404,771)	—	—
Preferred Shares:
Series C Preferred Shares (issued and held in treasury 2023 and 2022: 388,571)	—	—
Series D Preferred Shares (issued and outstanding 2023 and 2022: 16,000; liquidation preference $400)	400	400
Series E Preferred Shares (issued and outstanding 2023 and 2022: 4,400; liquidation preference $110)	110	110
Treasury shares, at cost (Series C Preferred Shares 2023 and 2022: 388,571)	(422)	(422)
Joint Share Ownership Plan (voting ordinary shares, held in trust 2023 and 2022: 565,630)	(1)	(1)
Additional paid-in capital	579	766
Accumulated other comprehensive loss	(336)	(302)
Retained earnings	5,190	4,406
Total Enstar Group Limited Shareholders’ Equity	5,535	4,974
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,514	$6,505
See accompanying notes to the Condensed Financial Information of Registrant

SCHEDULE II
ENSTAR GROUP LIMITED
CONDENSED FINANCIAL INFORMATION OF REGISTRANT - CONTINUED
Statements of Operations - Parent Company Only
For the Years Ended December 31, 2023, 2022 and 2021
	2023	2022	2021
	(in millions of U.S. dollars)
REVENUES
Net investment income	$12	$2	$—
Net unrealized gains	16	13	—
Total revenues	28	15	—
EXPENSES
General and administrative expenses	34	24	41
Interest expense	80	70	54
Net foreign exchange losses	5	3	3
Total expenses	119	97	98
NET LOSS BEFORE EQUITY IN UNDISTRIBUTED INCOME OF SUBSIDIARIES	(91)	(82)	(98)
Income tax benefit	31	—	—
Equity in undistributed income (losses) of subsidiaries	1,178	(788)	636
NET INCOME (LOSS)	1,118	(870)	538
Dividends on preferred shares	(36)	(36)	(36)
NET INCOME (LOSS) ATTRIBUTABLE TO ENSTAR GROUP LIMITED ORDINARY SHAREHOLDERS	$1,082	$(906)	$502
See accompanying notes to the Condensed Financial Information of Registrant
Statements of Comprehensive Income - Parent Company Only
For the Years Ended December 31, 2023, 2022 and 2021
	2023	2022	2021
	(in millions of U.S. dollars)
NET INCOME (LOSS)	$1,118	$(870)	$538
Other comprehensive (loss) income relating to subsidiaries, net of tax	(34)	(286)	(98)
COMPREHENSIVE INCOME (LOSS)	$1,084	$(1,156)	$440
See accompanying notes to the Condensed Financial Information of Registrant

SCHEDULE II
ENSTAR GROUP LIMITED
CONDENSED FINANCIAL INFORMATION OF REGISTRANT
Statements of Cash Flows - Parent Company Only
For the Years Ended December 31, 2023, 2022 and 2021
	2023	2022	2021
	(in millions of U.S. dollars)
OPERATING ACTIVITIES:
Net cash flows provided by (used in) operating activities	$496	$87	$(72)
INVESTING ACTIVITIES:
Dividends and return of capital from subsidiaries	—	14	675
Contributions to subsidiaries	—	(102)	—
Net cash flows (used in) provided by investing activities	—	(88)	675
FINANCING ACTIVITIES:
Dividends on preferred shares	(36)	(36)	(36)
Repurchase of shares	(531)	(163)	(942)
Repayment of loans	—	(302)	(429)
Receipt of loans	62	445	868
Net cash flows used in financing activities	(505)	(56)	(539)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(9)	(57)	64
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	15	72	8
CASH AND CASH EQUIVALENTS, END OF YEAR	$6	$15	$72
See accompanying notes to the Condensed Financial Information of Registrant

Notes to the Condensed Financial Information of Registrant
The Condensed Financial Information of Registrant should be read in conjunction with our consolidated financial statements and the accompanying notes thereto included in Part II - Item 8 of this Annual Report on Form 10-K. Our wholly-owned and majority owned subsidiaries are recorded based upon our proportionate share of our subsidiaries’ net assets (similar to presenting them on the equity method).
Net investment income relates to interest on loans to subsidiaries. For the years ended December 31, 2023, 2022, and 2021, interest paid was $40 million, $47 million, and $41 million, respectively.
Investing activities in the Condensed Statements of Cash Flows primarily represents the flow of funds to and from subsidiaries to provide cash on hand to fund business acquisitions and significant new business.
There were no non-cash activities during the years ended December 31, 2023 and 2021. Non-Cash investing activities during the year ended December 31, 2022 consisted of $600 million for dividends and return of capital from subsidiaries, representing an intercompany transfer of equity securities at book value and an increase in balances due from subsidiaries (resulting in a decrease in investments in subsidiaries).
As of December 31, 2023 and 2022, parental guarantees supporting reinsurance obligations, defendant A&E liabilities, subsidiary capital support arrangements and credit facilities were $2.3 billion and $2.4 billion. In addition, as of December 31, 2023, we also guarantee the Junior Subordinated Notes issued in 2020 and 2022 for an aggregate principal amount of $850 million (December 31, 2022: $850 million).
As of December 31, 2023 and 2022, retained earnings were $5.2 billion and $4.4 billion, respectively, an increase of $784 million. This increase was attributable to the net income of $1.1 billion, partially offset by retirement of certain acquired common shares.

SCHEDULE III
ENSTAR GROUP LIMITED
SUPPLEMENTARY INSURANCE INFORMATION
(Expressed in millions of U.S. Dollars)
	As of December 31,				Year ended December 31,
	Deferred Acquisition Costs	Reserves for Losses and Loss Adjustment Expenses	Unearned Premiums	Policy Benefits for Life and Annuity Contracts (1)	Net Premiums Earned	Net Investment Income	Losses and Loss Expenses and Policy Benefits	Acquisition Costs	Other Operating Expenses	Net Premiums Written
2023
Run-off	$4	$12,779	$171	$—	$43	$—	$(196)	$10	$177	$96
Assumed Life	—	—	—	—	—	—	—	—	—	—
Investments	—	—	—	—	—	647	—	—	43	—
Legacy Underwriting	—	—	—	—	—	—	—	—	—	—
Corporate & Other	—	(420)	—	—	—	—	95	—	149	—
Total	$4	$12,359	$171	$—	$43	$647	$(101)	$10	$369	$96
2022
Run-off	$7	$13,337	$114	$—	$40	$—	$(442)	$22	$143	$(4)
Assumed Life	—	—	—	821	17	—	(30)	—	7	12
Investments	—	—	—	—	—	445	—	—	37	—
Legacy Underwriting	—	173	—	—	9	10	7	1	2	4
Corporate & Other	—	(503)	—	—	—	—	(218)	—	142	—
Total	$7	$13,007	$114	$821	$66	$455	$(683)	$23	$331	$12
2021
Run-off	$14	$13,117	$171	$—	$182	$—	$(194)	$44	$188	$35
Assumed Life	—	181	5	1,502	5	—	(2)	—	1	3
Investments	—	—	—	—	—	309	—	—	37	—
Legacy Underwriting	2	215	12	—	58	3	20	13	10	24
Corporate & Other	—	(255)	—	—	—	—	(58)	—	131	—
Total	$16	$13,258	$188	$1,502	$245	$312	$(234)	$57	$367	$62

(1)
The liability for future policyholder benefits as of January 1, 2023 has been adjusted by $363 million for the impact of adopting ASU 2018-12 due to the effect of remeasuring the liabilities using an upper medium grade fixed-income instrument yield.

SCHEDULE IV
ENSTAR GROUP LIMITED
REINSURANCE
For the Years Ended December 31, 2023, 2022 and 2021
(Expressed in millions of U.S. Dollars)
	Gross	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
2023
Premiums earned:
Property and casualty	$47	$(6)	$2	$43	4.7%
Total premiums earned	$47	$(6)	$2	$43
2022
Premiums earned:
Property and casualty	62	(31)	18	49	36.7%
Future policyholder benefits	—	—	17	17	100.0%
Total premiums earned	$62	$(31)	$35	$66
2021
Premiums earned:
Property and casualty	295	(128)	75	242	31.0%
Future policyholder benefits	—	—	3	3	100.0%
Total premiums earned	$295	$(128)	$78	$245

SCHEDULE V
ENSTAR GROUP LIMITED
VALUATION AND QUALIFYING ACCOUNTS
For the Years Ended December 31, 2023, 2022 and 2021
(Expressed in millions of U.S. Dollars)
	Balance at Beginning of Year	Charged to costs and expenses	Charged to other accounts	Deductions (1)	Balance at End of Year
December 31, 2023
Reinsurance balances recoverable on paid and unpaid losses:
Allowance for estimated uncollectible reinsurance	$131	$—	$3	$(3)	$131
Insurance balances recoverable:
Allowance for estimated uncollectible insurance	5	—	—	—	5
Valuation allowance for deferred tax assets	181	16	—	(41)	156
December 31, 2022
Reinsurance balances recoverable on paid and unpaid losses:
Allowance for estimated uncollectible reinsurance	$136	$—	$(5)	$—	$131
Insurance balances recoverable:
Allowance for estimated uncollectible insurance	5	—	—	—	5
Valuation allowance for deferred tax assets	129	52	—	—	181
December 31, 2021
Reinsurance balances recoverable on paid and unpaid losses:
Allowance for estimated uncollectible reinsurance	$137	$—	$1	$(2)	$136
Insurance balances recoverable:
Allowance for estimated uncollectible insurance	5	—	—	—	5
Valuation allowance for deferred tax assets	118	12	—	(1)	129

(1)
Credited to the related asset account.

SCHEDULE VI
ENSTAR GROUP LIMITED
SUPPLEMENTARY INFORMATION CONCERNING PROPERTY/CASUALTY
INSURANCE OPERATIONS
As of and for the years ended December 31, 2023, 2022 and 2021
(Expressed in millions of U.S. Dollars)
	As of December 31,			Year ended December 31,
Affiliation with Registrant	Deferred Acquisition Costs	Reserves for Unpaid Losses and Loss Adjustment Expenses	Unearned Premiums	Net Premiums Earned	Net Investment Income	Net Losses and Loss Expenses Incurred		Net Paid Losses and Loss Expenses	Amortization of Deferred Acquisition Costs	Net Premiums Written
						Current Period	Prior Periods
Consolidated Subsidiaries
2023	$4	$12,359	$171	$43	$647	$30	$(131)	$(2,467)	$10	$96
2022	7	13,007	114	49	455	48	(756)	(1,680)	23	—
2021	16	13,258	188	242	312	172	(403)	(1,431)	57	59

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.
ITEM 9A. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as of December 31, 2023. Based on that evaluation, our Chief Executive Officer and our Chief Financial Officer have concluded that we maintained effective disclosure controls and procedures to provide reasonable assurance that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including the Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.
Management’s Annual Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Under the supervision and with the participation of management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of our internal control over financial reporting as of December 31, 2023, based on the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control - Integrated Framework (2013). Based on that evaluation, our management has concluded that our internal control over financial reporting was effective as of December 31, 2023.
The effectiveness of the Company’s internal control over financial reporting as of December 31, 2023 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.
Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during the three months ended December 31, 2023 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

During the three months ended December 31, 2023, none of our directors or officers adopted, modified or terminated a “Rule 10b5-1 trading arrangement” or a “non-Rule 10b5-1 trading arrangement” as such terms are defined under Item 408 of Regulation S-K.
ITEM 9C. DISCLOSURE REGARDING FOREIGN JURISDICTIONS THAT PREVENT INSPECTIONS

Not applicable.
PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

All information required by Items 10, 11, 12, 13 and 14 of this Annual Report on Form 10-K is incorporated by reference from the definitive proxy statement for our 2024 Annual General Meeting of Shareholders that will be filed with the SEC not later than 120 days after the close of the fiscal year ended December 31, 2023 pursuant to Regulation 14A.
ITEM 11. EXECUTIVE COMPENSATION

See Item 10 herein.
ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

See Item 10 herein.
ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

See Item 10 herein.
ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES

See Item 10 herein.
PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(a) Financial Statements and Financial Statement Schedules: see Item 8 in Part II of this report.
(b) Exhibits: see accompanying exhibit index that precedes the signature page of this report.
ITEM 16. FORM 10-K SUMMARY

Omitted at Company’s option.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Memorandum of Association of Enstar Group Limited (incorporated by reference to Exhibit 3.1 to the Company’s Form 10-K/A filed on May 2, 2011).
3.2	Sixth Amended and Restated Bye-Laws of Enstar Group Limited (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K filed on June 15, 2021).
3.3
Certificate of Designations of Series C Participating Non-Voting Perpetual Preferred Stock of Enstar Group Limited, dated as of June 13, 2016 (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K filed on June 17, 2016).

3.4
Certificate of Designations of Series D Perpetual Non-Cumulative Preferred Shares of Enstar Group Limited, dated as of June 27, 2018 (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 27, 2018).

3.5
Certificate of Designations of Series E Perpetual Non-Cumulative Preferred Shares of Enstar Group Limited, dated as of November 21, 2018 (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on November 21, 2018).

4.1
Senior Indenture, dated as of March 10, 2017, between Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on March 10, 2017).

4.2
First Supplemental Indenture, dated as of March 10, 2017, between Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed on March 10, 2017).

4.3
Second Supplemental Indenture, dated as of March 26, 2019, between Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on March 26, 2019).

4.4
Third Supplemental Indenture, dated as of May 28, 2019, between Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed on May 28, 2019).

4.5
Fourth Supplemental Indenture, dated as of August 24, 2021, between Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed on August 24, 2021).

4.6
Junior Subordinated Indenture, dated as of August 26, 2020, among Enstar Finance LLC, Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to exhibit 4.1 to the Company’s Form 8-K filed on August 26, 2020).

4.7
First Supplemental Indenture, dated as of August 26, 2020, among Enstar Finance LLC, Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed on August 26, 2020).

4.8
Second Supplemental Indenture dated as of January 14, 2022, among Enstar Finance LLC, Enstar Group Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed on January 14, 2022).

4.9	Deposit Agreement, dated as of June 27, 2018, between Enstar Group Limited and American Stock Transfer (incorporated by reference to Exhibit 4.3 to the Company’s Form 8-K filed on June 27, 2018).
4.10
Deposit Agreement, dated as of November 21, 2018, between Enstar Group Limited and American Stock Transfer (incorporated by reference to Exhibit 4.3 to the Company’s Form 8-K filed on November 21, 2018).

4.11	Description of Securities (incorporated by reference to Exhibit 4.7 to the Company’s Form 10-K filed on February 27, 2020).
10.1
Registration Rights Agreement, dated as of January 31, 2007, by and among Castlewood Holdings Limited, Trident II, L.P., Marsh & McLennan Capital Professionals Fund, L.P., Marsh & McLennan Employees’ Securities Company, L.P., Dominic F. Silvester, J. Christopher Flowers, and other parties thereto set forth on the Schedule of Shareholders attached thereto (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K12B filed on January 31, 2007).

10.2
Registration Rights Agreement, dated as of April 20, 2011, by and among Enstar Group Limited, GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd., GSCP VI Employee Navi, Ltd., and GSCP VI GmbH Navi, L.P. (incorporated by reference to Exhibit 99.3 to the Company’s Form 8-K filed on April 21, 2011).

10.3
Registration Rights Agreement, dated April 1, 2014, among Enstar Group Limited, FR XI Offshore AIV, L.P., First Reserve Fund XII, L.P., FR XII A Parallel Vehicle L.P., FR Torus Co-Investment, L.P. and Corsair Specialty Investors, L.P. (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on April 4, 2014).

10.4	Form of Waiver Agreement (incorporated herein by reference to Exhibit 4.7 to the Company’s Form S-3 filed on October 10, 2017).
10.5+	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Form S-3 (No. 333-151461) initially filed on June 5, 2008).
10.6+
Amended and Restated Employment Agreement, dated July 1, 2022, between Enstar Group Limited and Dominic F. Silvester (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed on July 6, 2022).

10.7+
Amended and Restated Employment Agreement, dated as of January 21, 2020, by and between Enstar Group Limited and Paul J. O’Shea (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed on January 27, 2020).

10.8+	Letter Agreement, dated July 6, 2022, between Enstar Group Limited and Paul O’Shea (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on July 6, 2022).
10.9+
Amended and Restated Employment Agreement, dated January 21, 2020, by and between Enstar Group Limited and Orla M. Gregory (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed on January 27, 2020).

10.10+
Amendment No. 1 to Amended and Restated Employment Agreement, dated September 16, 2021, by and between Enstar Group Limited and Orla M. Gregory (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on September 21, 2021).

10.11+	Amendment No. 2 to the Amended and Restated Employment Agreement, dated July 1, 2022, between Enstar Group

Exhibit No.	Description
Limited and Orla Gregory (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed on July 6, 2022).
10.12+
Amendment No. 3 to the Amended and Restated Employment Agreement, dated March 21, 2023, by and between Enstar Group Limited and Orla Gregory (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K/A filed on March 24, 2023).

10.13+	Employment Agreement, dated January 8, 2018, by and between Enstar Group Limited and Paul M.J. Brockman (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed on May 8, 2019).
10.14+
Amendment No. 1 to the Employment Agreement, dated March 21, 2023, by and between Enstar (US), Inc. and Paul Brockman (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K/A filed on March 24, 2023).

10.15+
Employment Agreement, dated September 9, 2016, by and between Enstar Group Limited and Nazar Alobaidat (incorporated by reference to Exhibit 10.13 to the Company’s Form 10-K filed on February 27, 2020).

10.16+	Employment Agreement, dated March 21, 2023, by and between Enstar (US), Inc. and Matthew Kirk (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K/A filed on March 24, 2023).
10.17+	Employment Agreement, dated July 1, 2019, by and between Enstar (US), Inc. and David Ni (incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed on May 4, 2023).
10.18+
Amendment No. 1 to Employment Agreement, dated February 4, 2022, by and between Enstar (US), Inc. and David Ni (incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed on May 4, 2023).

10.19+
Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, effective as of June 5, 2007 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on June 11, 2007).

10.20+
Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, effective as of January 1, 2015 (incorporated by reference to Exhibit 10.13 to the Company’s Form 10-K filed on March 2, 2015).

10.21+	Form of Non-Employee Director Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.32 to the Company’s Form 10-K filed on March 2, 2015).
10.22 *+	Form of Non-Employee Director Restricted Stock Award Agreement.
10.23 *+	Form of Non-Employee Director Restricted Share Unit Award Agreement.
10.24+
Castlewood Holdings Limited 2006 Equity Incentive Plan (incorporated by reference to Exhibit 10.11 to the proxy statement/prospectus that forms a part of the Company’s Form S-4 declared effective December 15, 2006).

10.25+	First Amendment to Castlewood Holdings Limited 2006 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on April 6, 2007).
10.26+	Form of Stock Appreciation Right Award Agreement pursuant to the 2006 Equity Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Form 10-Q filed on August 11, 2014).
10.27+	Enstar Group Limited Amended and Restated 2016 Equity Incentive Plan, as amended (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on June 1, 2022).
10.28+	Form of Restricted Stock Award Agreement under the Enstar Group Limited 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed on August 5, 2016).
10.29+
Form of Performance Stock Unit Award Agreement (3-Year Cycle) (2020) under the Enstar Group Limited 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Form 8-K filed on January 27, 2020).

10.30+
Form of Performance Stock Unit Award Agreement (Annual Cycle) (2020) under the Enstar Group Limited 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.29 to the Company’s Form 10-K filed on February 27, 2020).

10.31+
Form of Restricted Stock Unit Award Agreement (2020) under the Enstar Group Limited 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.30 to the Company’s Form 10-K filed on February 27, 2020).

10.32+
Form of Performance Stock Unit Award Agreement (2021) under the Enstar Group Limited 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed on May 7, 2021).

10.33+
Joint Share Ownership Agreement, dated January 21, 2020, by and among Enstar Group Limited, Dominic F. Silvester and Zedra Trust Company, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on January 27, 2020).

10.34+
Deed of Amendment and Restatement to the Joint Ownership Agreement, dated July 1, 2022, between Enstar Group Limited, Dominic F. Silvester and Zedra Trust Company (Guernsey) Limited, as trustee (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on July 6, 2022).

10.35+	Enstar Group Limited Amended and Restated Employee Share Purchase Plan (incorporated by reference to Exhibit 10.4 to the Company’s Form 10-Q filed on November 8, 2016).
10.36+	Enstar Group Limited 2022-2024 Annual Incentive Compensation Program (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on November 9, 2021).
10.37♦
Amended and Restated Revolving Credit Agreement, dated as of May 30, 2023, by and among Enstar Group Limited and certain of its subsidiaries, National Australia Bank Limited, Wells Fargo Bank, National Association and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on June 1, 2023).

10.38♦
Amended and Restated Letter of Credit Facility Agreement, dated as of July 28, 2023, by and among Enstar Group Limited and certain of its subsidiaries, National Australia Bank Limited, The Bank of Nova Scotia and each of the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on August 2, 2023).

Exhibit No.	Description
10.39♦
Termination and Release Agreement, dated as of February 21, 2021, by and among Enstar Group Limited and certain of its subsidiaries and Hillhouse Capital Management, Ltd. and certain of its affiliates (incorporated by reference to Exhibit 10.50 to the Company’s Form 10-K filed on March 1, 2021).

10.40
Purchase Agreement dated as of July 15, 2021 by and among Enstar Group Limited, HHLR Fund, L.P., YHG Investment, L.P. and Hillhouse Fund III, L.P. (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on July 15, 2021).

10.41
Purchase Agreement dated as of July 15, 2021 by and among Cavello Bay Reinsurance Limited and HH ENZ Holdings, Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on July 15, 2021).

10.42
Purchase Agreement, dated as of May 10, 2022, by and between Trident Public Equity LP and Enstar Group Limited (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on May 11, 2022).

10.43
Purchase Agreement, dated March 23, 2023, between Enstar Group Limited and Canada Pension Plan Investment Board (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on March 28, 2023).

10.44♦
Purchase Agreement, dated as of November 7, 2023, by and among Enstar Group Limited, Canada Pension Plan Investment Board, and CPPIB Epsilon Ontario Limited Partnership (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on November 13, 2023).

10.45♦
Purchase Agreement, dated as of November 7, 2023, by and between Enstar Group Limited and Trident Public Equity L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on November 13, 2023).

10.46
Shareholder Rights Agreement, dated as of November 8, 2023, by and among Enstar Group Limited, Elk Evergreen Investments, LLC and Elk Cypress Investments, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed on November 13, 2023).

10.47
Registration Rights Agreement, dated as of November 8, 2023, by and among Enstar Group Limited, Elk Evergreen Investments, LLC and Elk Cypress Investments, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed on November 13, 2023).

10.48♦
Purchase Agreement, dated as of December 20, 2023, by and among Kenmare Holdings Ltd., Trident V, L.P., Trident V Parallel Fund, L.P., Trident V Professionals Fund, L.P., Dowling Capital Partners I, L.P., and Capital City Partners, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on December 22, 2023).

21.1 *	List of Subsidiaries.
22.1 *	List of Subsidiary Issuers of Guaranteed Securities.
23.1 *	Consent of PricewaterhouseCoopers LLP.
23.2 *	Consent of KPMG Audit Limited.
31.1 *	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934 as adopted under Section 302 of the Sarbanes-Oxley Act of 2002.
31.2 *	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934 as adopted under Section 302 of the Sarbanes-Oxley Act of 2002.
32.1 * *	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2 * *	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
97.1 *	Enstar Group Limited Policy for the Recovery of Erroneously Awarded Compensation.
101 *	Inline XBRL Document Set for the consolidated financial statements and accompanying notes in Part II, Item 8 of this Annual Report on Form 10-K.
104 *	The cover page from the Company’s Annual Report on Form 10-K, formatted as Inline XBRL (included in Exhibit 101).

*
filed herewith

* *
furnished herewith

+
denotes management contract or compensatory arrangement

♦
certain of the schedules and similar attachments are not filed but Enstar Group Limited undertakes to furnish a copy of the schedules or similar attachments to the SEC upon request

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 22, 2024.
ENSTAR GROUP LIMITED

By:
/S/ DOMINIC F. SILVESTER
Dominic F. Silvester
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on February 22, 2024.
Signature	Title
/s/ ROBERT J. CAMPBELL Robert J. Campbell	Chairman and Director
/s/ DOMINIC F. SILVESTER Dominic F. Silvester	Chief Executive Officer and Director
/s/ MATTHEW KIRK Matthew Kirk	Chief Financial Officer (signing in his capacity as Principal Financial Officer)
/s/ GIRISH RAMANATHAN Girish Ramanathan	Chief Accounting Officer (signing in his capacity as Principal Accounting Officer)
/s/ ORLA GREGORY Orla Gregory	President and Director
/s/ B. FREDERICK BECKER B. Frederick Becker	Director
/s/ SHARON A. BEESLEY Sharon A. Beesley	Director
/s/ JAMES D. CAREY James D. Carey	Director
/s/ SUSAN L. CROSS Susan L. Cross	Director
/s/ HANS-PETER GERHARDT Hans-Peter Gerhardt	Director
/s/ MYRON HENDRY Myron Hendry	Director
/s/ Paul O’Shea Paul O’Shea	Director
/s/ HITESH PATEL Hitesh Patel	Director
/s/ POUL A. WINSLOW Poul A. Winslow	Director

RESTRICTED STOCK AWARD AGREEMENT
UNDER THE AMENDED AND RESTATED ENSTAR GROUP LIMITED 2016 EQUITY INCENTIVE PLAN
(1 YEAR VESTING)
This Restricted Stock Award Agreement (this “Agreement”) is entered into as of the Grant Date (as defined below), by and between the Participant (as defined below) and Enstar Group Limited (the “Company”). Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan (as defined below).
WITNESSETH THAT:
WHEREAS, the Company maintains the Amended and Restated Enstar Group Limited 2016 Equity Incentive Plan (the “Plan”), which is incorporated into and forms a part of this Agreement;
WHEREAS, the Participant is a member of the Company’s Board of Directors; and
WHEREAS, as a non-employee director, the Participant is eligible to receive a portion of his annual director retainer in the form of a Restricted Stock Award under the Plan.
NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant as follows:
1.   Terms of Award.

(a)
The “Participant” is [NAME].

(b)
The “Grant Date” is [DATE].

(c)
The number of ordinary shares of the Company (“Common Shares”) granted under this Agreement is [NUMBER] shares (the “Restricted Stock”).

2.   Award. Subject to the terms of this Agreement and the Plan, the Participant is hereby granted the Restricted Stock as described in paragraph 1.
3.   Vesting Schedule.

(a)
Notwithstanding anything in the terms of the Plan to the contrary, the Participant shall become vested in the Restricted Stock on the one-year anniversary of the Grant Date (the “Vesting Date”).

(b)
The Restricted Stock shall not become vested on the Vesting Date if the Participant’s Termination of Service occurs on or before such Vesting Date.

(c)
Notwithstanding the foregoing provisions, the Restricted Stock shall vest as follows:

(x)
The Participant shall become fully vested in the Restricted Stock as of the Participant’s Termination of Service if the Participant’s Termination of Service occurs by reason of the Participant’s death or disability.

(y)
The Participant shall become fully vested in the Restricted Stock upon a Change in Control.

(z)
The Participant shall become fully vested in the Restricted Stock as of the Participant’s Termination of Service if the Participant’s Termination of Service occurs by reason of the Participant’s Retirement. “Retirement” means a voluntary Termination of Service by a Participant aged 65 or older, (i) following not less than 7 years of service on the Company’s Board of Directors, the circumstances of which constitute a bona fide retirement as determined by the Committee in its sole discretion or (ii) as required by any then in effect mandatory retirement policy applicable to the Company’s Board of Directors.

4.   Legend on Stock Certificates. The Company may require that certificates for shares distributed to the Participant pursuant to this Agreement bear any legend that counsel to the Company believes is necessary or desirable to facilitate compliance with applicable securities laws. The Company shall not be obligated to transfer any stock to the Participant free of the restrictive legend described in this Section 4 or of any other restrictive legend, if such transfer, in the opinion of counsel for the Company, would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
5.   Transferability. The Participant shall not transfer or assign, in whole or in part, Restricted Stock subject to this Agreement in which the Participant is not vested, other than (a) by will or by the laws of descent and distribution, or (b) by designation, in a manner established by the Company, of a beneficiary or beneficiaries to exercise the rights of the

Participant and to receive any property distributable with respect to this Agreement upon the death of the Participant upon satisfaction of the vesting conditions described in paragraph 3(a) above.
6.   Withholding. Any tax consequences arising from the grant of this Award shall be borne solely by the Participant. The Company and/or its Related Corporations shall withhold taxes according to the requirements under the applicable laws, rules and regulations including withholding taxes at source. The Participant will not be entitled to receive from the Company any Common Shares hereunder prior to the full payment of the Participant’s tax liabilities relating to this Award. The Committee, may, in its discretion, permit the Participant to elect, subject to such conditions as the Committee shall impose, (a) to have Common Shares otherwise issuable under the Plan withheld by the Company or (b) to deliver to the Company previously acquired Common Shares (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of vesting not in excess of the amount required to satisfy the withholding tax obligations.
7.   Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Restricted Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
8.   Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all parties. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.
9.   Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, at the Company’s principal executive office.
11.   Amendment. This Agreement may be amended in accordance with the provisions of the Plan, and may otherwise be amended by written agreement of the Participant and the Company without the consent of any other person.
12.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
13.   Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the transfer restrictions set forth in this Agreement and the Plan.
14.   Applicable Law. This Agreement shall be construed in accordance with the laws of Bermuda (without reference to principles of conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Restricted Stock Award Agreement on [DATE].
ENSTAR GROUP LIMITED
By:
Name:
Title:

Participant
Address:

RESTRICTED SHARE UNIT AWARD AGREEMENT
UNDER THE AMENDED AND RESTATED ENSTAR GROUP LIMITED
DEFERRED COMPENSATION AND ORDINARY SHARE PLAN
FOR NON-EMPLOYEE DIRECTORS
(1 YEAR VESTING)
This Restricted Share Unit Award Agreement (this “Agreement”) is entered into as of the Grant Date (as defined below), by and between the Participant (as defined below) and Enstar Group Limited (the “Company”). Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan (as defined below).
WITNESSETH THAT:
WHEREAS, the Company maintains the Amended and Restated Enstar Group Limited
Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Plan”), which is incorporated into and forms a part of this Agreement;
WHEREAS, the Participant is a member of the Company’s Board of Directors;
WHEREAS, as a non-employee director, the Participant is eligible to receive all or a portion of Participant’s annual director retainer in the form of Share Units under the Plan subject to any deferred vesting applicable to the relevant Retainer and Meeting Fees (“Restricted Share Units”); and
WHEREAS, it is acknowledged that the Restricted Share Units granted hereby are in satisfaction of Participant’s election pursuant to the Plan to defer all or a portion of Participant’s annual equity retainer, which is subject to one-year vesting.
NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant as follows:
1.   Terms of Award .

(a)
The “Participant” is [NAME].

(b)
The “Grant Date” is [DATE].

(c)
The number of Restricted Share Units granted under this Agreement is [NUMBER].

2.   Award. Subject to the terms of this Agreement and the Plan, the Participant is hereby granted the Restricted Share Units as described in paragraph 1.
3.   Vesting Schedule.

(a)
Notwithstanding anything in the terms of the Plan to the contrary, the Participant shall become vested in the Restricted Share Units on the one-year anniversary of the Grant Date (the “Vesting Date”).

(b)
The Restricted Share Units shall not become vested on the Vesting Date if the Participant’s Termination of Service occurs on or before such Vesting Date.

(c)
Notwithstanding the foregoing provisions, the Restricted Share Units shall vest as follows:

(x)
The Participant shall become fully vested in the Restricted Share Units as of the Participant’s Termination of Service if the Participant’s Termination of Service occurs by reason of the Participant’s death or disability.

(y)
The Participant shall become fully vested in the Restricted Share Units upon a Change in Control.

(z)
The Participant shall become fully vested in the Restricted Share Units as of the Participant’s Termination of Service if the Participant’s Termination of Service occurs by reason of the Participant’s Retirement. “Retirement” means a voluntary Termination of Service by a Participant aged 65 or older, (i) following not less than 7 years of service on the Company’s Board of Directors, the circumstances of which constitute a bona fide retirement as determined by the Committee in its sole discretion or (ii) as required by any then in effect mandatory retirement policy applicable to the Company’s Board of Directors.

4.   Settlement of Restricted Share Units. As soon as practicable after the applicable Vesting Date, the Company shall record on its books and records the conversion on a one for one basis of the Restricted Share Units vesting on the Vesting Date to Share Units, which shall continue to be held by Participant subject to the Plan.

5.   Transferability. The Participant shall not transfer or assign, in whole or in part, Restricted Share Units subject to this Agreement in which the Participant is not vested, other than (a) by will or by the laws of descent and distribution, or (b) by designation, in a manner established by the Company, of a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any property distributable with respect to this Agreement upon the death of the Participant upon satisfaction of the vesting conditions described in paragraph 3(a) above.
6.   Withholding. Any tax consequences arising from the grant of this Award shall be borne solely by the Participant. The Company and/or its Related Corporations shall withhold taxes according to the requirements under the applicable laws, rules and regulations including withholding taxes at source. The Participant will not be entitled to receive from the Company any Common Shares hereunder prior to the full payment of the Participant’s tax liabilities relating to this Award. The Committee, may, in its discretion, permit the Participant to elect, subject to such conditions as the Committee shall impose, (a) to have Common Shares otherwise issuable under the Plan withheld by the Company or (b) to deliver to the Company previously acquired Common Shares (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of vesting not in excess of the amount required to satisfy the withholding tax obligations.
7.   Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Share Units under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
8.   Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all parties. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.
9.   Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, at the Company’s principal executive office.
11.   Amendment. This Agreement may be amended in accordance with the provisions of the Plan, and may otherwise be amended by written agreement of the Participant and the Company without the consent of any other person.
12.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
13.   Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the transfer restrictions set forth in this Agreement and the Plan.
14.   Applicable Law. This Agreement shall be construed in accordance with the laws of Bermuda (without reference to principles of conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Restricted Share Unit Award Agreement on [DATE].
ENSTAR GROUP LIMITED
By:
Name:
Title:

Participant
Address:

Exhibit 21.1
ENSTAR GROUP LIMITED
LISTING OF SUBSIDIARIES(1)
As of December 31, 2023
Name	Jurisdiction of Incorporation
AG Australia Holdings Limited	Australia
Alpha Gamma NV	Belgium
Alpha Insurance NV	Belgium
B.H. Acquisition Limited	Bermuda
Brake Systems, Inc.	Delaware
BWDAC, Inc.	Delaware
Cavello Bay Reinsurance Limited	Bermuda
Clarendon National Insurance Company	Texas
Cranmore (UK) Limited	United Kingdom
Cranmore (US) Inc.	Delaware
Cranmore Europe BVBA	Belgium
Cranmore Insurance & Reinsurance Services Europe Limited	Ireland
DCo LLC	Virginia
East Point Reinsurance Company of Hong Kong Limited	Hong Kong
Echlin Argentina S.A. *	Argentina
EFMG LLC	Virginia
Enhanzed Reinsurance Ltd.	Bermuda
Enstar (EU) Holdings Limited	United Kingdom
Enstar (EU) Limited	United Kingdom
Enstar (US Asia-Pac) Holdings Limited	United Kingdom
Enstar (US) Inc.	Delaware
Enstar Acquisitions Limited	United Kingdom
Enstar Asia Pacific Pty Ltd	Australia
Enstar Australia Holdings Pty Limited	Australia
Enstar Australia Limited	Australia
Enstar Finance LLC	Delaware
Enstar GP Limited	Cayman Islands
Enstar Holdco Limited	Bermuda
Enstar Holdings (US) LLC	Delaware
Enstar Insurance Management Services Ireland Limited	Ireland
Enstar Limited	Bermuda
Enstar Managing Agency Limited	United Kingdom
Enstar Solutions II LLC	Delaware
Enstar Solutions LLC	Delaware
Enstar USA, Inc.	Georgia
EPE, Inc.	California
Fitzwilliam Insurance Limited	Bermuda
Fletcher Reinsurance Company	Missouri
Friction Inc.	Delaware
Friction Materials, Inc.	Massachusetts
Gordian Runoff Limited	Australia

Name	Jurisdiction of Incorporation
Goshawk Insurance Holdings Limited *	United Kingdom
Harper Holding, S.à r.l.	Luxembourg
InRe Fund, L.P.	Cayman Islands
Kenmare Holdings Ltd.	Bermuda
Kinsale Brokers Limited	United Kingdom
Lipe Rollway Mexicana S.A. de C.V. *	Mexico
Mercantile Indemnity Company Limited	United Kingdom
Midland Brake, Inc.	Delaware
Morse TEC LLC	Delaware
Regis Agencies Limited	United Kingdom
River Thames Insurance Company Limited	United Kingdom
Rombalds Run-Off Limited	United Kingdom
SGL No.1 Limited	United Kingdom
Shelbourne Group Limited	United Kingdom
StarStone Corporate Capital 1 Limited *	United Kingdom
StarStone Corporate Capital Limited *	Ireland
StarStone Finance Limited *	United Kingdom
StarStone Insurance Bermuda Limited *	Bermuda
StarStone Insurance SE *	Liechtenstein
StarStone Insurance Services Limited *	United Kingdom
StarStone Specialty Holdings Limited *	Bermuda
StarStone Underwriting Services B.V. *	Netherlands
Torus Business Solutions Private Ltd. *	India
United Brake Systems Inc.	Delaware
Yosemite Insurance Company	Oklahoma

Notes:

(1)
The subsidiary listing excludes noncontrolled entities and branches of subsidiaries. Subsidiaries marked with an asterisk are not wholly held, directly or indirectly, by Enstar Group Limited.

Exhibit 22.1
Enstar Group Limited
Subsidiary Guarantors and Issuers of Guaranteed Securities
$350 million of 5.750% Fixed-Rate Reset Junior Subordinated Notes due 2040	Issuer	Guarantor
Enstar Finance LLC	x
Enstar Group Limited		x
$500 million of 5.500% Fixed-Rate Reset Junior Subordinated Notes due 2042	Issuer	Guarantor
Enstar Finance LLC	x
Enstar Group Limited		x

Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-149551, No. 333-148863, No. 333-148862, No. 333-141793, No. 333-212131, No. 333-237259 and No. 333-265567) and on Form S-3 (No. 333-195562, No. 333-198718, No. 333-215144, No. 333-220885, No. 333-220889, No. 333-247995, and No. 333-270204) of Enstar Group Limited of our report dated February 22, 2024 relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in this Form 10-K.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 22, 2024

Exhibit 23.2
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the registration statements No. 333-149551, 333-148863, 333-148862, 333-141793, 333-212131, 333-237259 and 333-265567 on Form S-8 and registration statements No. 333-195562, 333-198718, 333-215144, 333 -220885, 333-220889, 333 -247995 and 333-270204 on Form S-3 of Enstar Group Limited of our report dated February 24, 2022, except for Note 10, as to which the date is March 1, 2023, with respect to the consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows of Enstar Group Limited for the period ended December 31, 2021, and the related notes and financial statement schedules, which report appears in the December 31, 2023 annual report on Form 10-K of Enstar Group Limited.
/s/ KPMG Audit Limited

KPMG Audit Limited
Hamilton, Bermuda
February 22, 2024

Exhibit 31.1
CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Dominic F. Silvester, certify that:

1.
I have reviewed this Annual Report on Form 10-K of Enstar Group Limited;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: February 22, 2024
/S/ DOMINIC F. SILVESTER

Dominic F. Silvester
Chief Executive Officer

Exhibit 31.2
CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Matthew Kirk, certify that:

1.
I have reviewed this Annual Report on Form 10-K of Enstar Group Limited;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: February 22, 2024
/S/ MATTHEW KIRK

Matthew Kirk
Chief Financial Officer

Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Enstar Group Limited (the “Company”) on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dominic F. Silvester, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2024
/S/ DOMINIC F. SILVESTER

Dominic F. Silvester
Chief Executive Officer

Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Enstar Group Limited (the “Company”) on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Kirk, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2024
/S/ MATTHEW KIRK

Matthew Kirk
Chief Financial Officer

Ex 97.1
Policy for the Recovery of Erroneously Awarded Compensation

1. Introduction
The purpose of this Policy is to describe the circumstances in which Executive Officers will be required to repay or return Erroneously Awarded Compensation to members of the Company. The Company shall ask each Executive Officer to sign and return the Acknowledgment Form attached hereto as Exhibit A pursuant to which such Executive Officer will agree to be bound by the terms and comply with this Policy.
2. Administration
This Policy shall be administered by the Committee. Any determinations made by the Committee shall be final and binding on all affected individuals.
3. Definitions
Accounting Restatement shall mean an accounting restatement (i) due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial restatements that is material to the previously issued financial statements (a “Big R” restatement), or (ii) that corrects an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were not corrected in the current period or left uncorrected in the current period (a “little r” restatement). For the avoidance of doubt, a restatement resulting solely from the retrospective application of a change in generally accepted accounting principles is not an Accounting Restatement.
Board shall mean the Board of Directors of the Company.
Clawback Eligible Incentive Compensation shall mean, in connection with an Accounting Restatement and with respect to each individual who served as an Executive Officer at any time during the applicable performance period for any Incentive-Based Compensation (whether or not such Executive Officer is serving at the time the Erroneously Awarded Compensation is required to be repaid to the Company), all Incentive-Based Compensation Received by such Executive Officer (i) on or after October 2, 2023, (ii) after beginning service as an Executive Officer, (iii) while the Company has a class of securities listed on a national securities exchange or a national securities association, and (iv) during the applicable Clawback Period.
Clawback Period shall mean, with respect to any Accounting Restatement, the three completed fiscal years of the Company immediately preceding the Restatement Date and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years.
Committee shall mean the Human Resources and Compensation Committee of the Board.
Company shall mean Enstar Group Limited and its subsidiaries.
Effective Date shall mean December 1, 2023.
Erroneously Awarded Compensation shall mean, with respect to each Executive Officer in connection with an Accounting Restatement, the amount of Clawback Eligible Incentive Compensation that exceeds the amount of Incentive-based Compensation that otherwise would have been Received had it been determined based on the restated amounts, computed without regard to any taxes paid.
Executive Officer shall mean the Company’s current and former executive officers, as determined by the Committee in accordance with the definition of Executive Officer set forth in Rule 10D-1(b)(1) of the Securities Exchange Act of 1934, as amended and the Nasdaq Listing Rules..
Financial Reporting Measures shall mean measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and all other measures that are derived wholly or in part from such measures. Stock price and total shareholder return (and any measures that are derived wholly or in part from stock price or total shareholder return) shall for purposes of this Policy be considered Financial Reporting Measures. For the avoidance of doubt, a Financial Reporting measure need not be presented in the Company’s financial statements or included in a filing with the SEC.
Incentive-Based Compensation shall mean any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a Financial Reporting Measure.
Nasdaq shall mean the Nasdaq Stock Market.

Policy shall mean this Policy for the Recovery of Erroneously Awarded Compensation, as the same may be amended and/or restated from time to time.
Received shall, with respect to any Incentive-Based Compensation, mean actual or deemed receipt, and Incentive-Based Compensation shall be deemed received in the Company’s fiscal period during which the Financial Reporting Measure specified in the Incentive-Based Compensation award is attained, even if payment or grant of the Incentive-Based Compensation occurs after the end of that period.
Restatement Date shall mean the earlier to occur of (i) the date the Board, a committee of the Board or the officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the issuer is required to prepare an Accounting Restatement, or (ii) the date a court, regulator or other legally authorized body directs the issuer to prepare an Accounting Restatement.
SEC shall mean the U.S. Securities and Exchange Commission.
4. Repayment of Erroneously Awarded Compensation
      (a)   In the event of an Accounting Restatement, the Committee shall promptly (and in all events within ninety (90) days after the Restatement Date) determine the amount of any Erroneously Awarded Compensation for each Executive Officer in connection with such Accounting Restatement and shall promptly thereafter provide each Executive Officer with a written notice containing the amount of Erroneously Awarded Compensation and a demand for repayment or return, as applicable. For Incentive-Based Compensation based on (or derived from) stock price or total shareholder return where the amount of Erroneously Awarded Compensation is not subject to mathematical recalculation directly from the information in the applicable Accounting Restatement, the amount shall be determined by the Committee based on a reasonable estimate of the effect of the Accounting Restatement on the stock price or total shareholder return upon which the Incentive-Based Compensation was Received (in which case, the Company shall maintain documentation of such determination of that reasonable estimate and provide such documentation to Nasdaq).
      (b)   The Committee shall have broad discretion to determine the appropriate means of recovery of Erroneously Awarded Compensation based on all applicable facts and circumstances and taking into account the time value of money and the cost to shareholders of delaying recovery. For example, an appropriate means of recovery under this Section 4(b) may include, but shall not be limited to, the transfer to the Company of the Company’s outstanding shares that are held by the Executive Officer. To the extent that the Committee determines that any method of recovery (other than repayment by the Executive Officer in a lump sum in cash or property) is appropriate, the Company shall offer to enter into a repayment agreement (in a form reasonably acceptable to the Committee) with the Executive Officer. If the Executive Officer accepts such offer and signs the repayment agreement within sixty (60) days after such offer is extended, the Company shall countersign such repayment agreement. If the Executive Officer fails to sign the repayment agreement within sixty (60) days after such offer is extended, the Executive Officer will be required to repay the Erroneously Awarded Compensation in a lump sum in cash (or such property as the Committee agrees to accept with a value equal to such Erroneously Awarded Compensation) on or prior to the date that is one hundred twenty (120) days following the Restatement Date. For the avoidance of doubt, except as set forth in Section 4(d) below, in no event may the Company accept an amount that is less than the amount of Erroneously Awarded Compensation in satisfaction of an Executive Officer’s obligations hereunder.
      (c)   To the extent that an Executive Officer fails to repay all Erroneously Awarded Compensation to the Company when due (as determined in accordance with Section 4(b) above), the Company shall take all actions reasonable and appropriate to recover such Erroneously Awarded Compensation from the applicable Executive Officer.
      (d)   Notwithstanding anything herein to the contrary, the Company shall not be required to take the actions contemplated by Section 4(b) above if the following conditions are met and the Committee determines that recovery would be impracticable:
      (i)   The direct expenses paid to a third party to assist in enforcing the Policy against an Executive Officer would exceed the amount to be recovered, after the Company has made a reasonable attempt to recover the applicable Erroneously Awarded Compensation, documented such attempts and provided such documentation to Nasdaq;
      (ii)   Recovery would violate home country law where that law was adopted prior to November 28, 2022, provided that, before determining that it would be impracticable to recover any amount of Erroneously Awarded Compensation based on violation of home country law, the Company has obtained an opinion of home country counsel, acceptable to Nasdaq, that recovery would result in such a violation and a copy of the opinion is provided to Nasdaq; or

      (iii)   Recovery would likely cause an otherwise tax-qualified retirement plan, under which benefits are broadly available to employees of the Company, to fail to meet the requirements of 26 U.S.C. 401(a)(13) or 26 U.S.C. 411(a) and regulations thereunder.
5. Other Recoupment
Notwithstanding anything to the contrary in Section 4, the Committee may also seek to recoup economic gain from or adjust the outstanding awards of any employee, Executive Officer, or director who engages in fraud, theft, misappropriation or embezzlement, or otherwise acts in a bad faith manner that damages or impairs the Company or its business, or as permitted by the Company’s Remuneration Policy.
6. Reporting and Disclosure
The Company shall file all disclosures with respect to this Policy in accordance with the requirement of the federal securities laws, including disclosures required by applicable SEC filings.
7. Indemnification Prohibition
The Company shall not be permitted to indemnify any Executive Officer against (i) the loss of any Erroneously Awarded Compensation that is repaid, returned or recovered pursuant to the terms of this Policy, or (ii) any claims relating to the Company’s enforcement of its rights under this Policy. Further, the Company shall not enter into any agreement that exempts any Incentive-Based Compensation from the application of this Policy or that waives the Company’s right to recovery of any Erroneously Awarded Compensation and this Policy shall supersede any such agreement (whether entered into before, on or after the Effective Date).
8. Interpretation
The Committee is authorized to interpret and construe this Policy and to make all determinations necessary, appropriate, or advisable for the administration of this Policy.
9. Effective Date
This Policy shall be effective as of the Effective Date.
10. Amendment; Termination
The Committee may amend this Policy from time to time in its discretion and shall amend this Policy as it deems necessary, including as and when it determines that it is legally required by any federal securities laws, SEC rule or the rules of any national securities exchange or national securities association on which the Company’s securities are listed. The Committee may terminate this Policy at any time. Notwithstanding anything in this Section 9 to the contrary, no amendment or termination of this Policy shall be effective if such amendment or termination would (after taking into account any actions taken by the Company contemporaneously with such amendment or termination) cause the Company to violate any federal securities laws, SEC rule or the rules of any national securities exchange or national securities association on which the Company’s securities are limited.
11. Other Recoupment Rights; No Additional Payments
The Committee intends that this Policy will be applied to the fullest extent of the law. The Committee may require that any employment agreement, equity award agreement, or any other agreement entered into on or after the Effective Date shall, as a condition to the grant of any benefit thereunder, require an Executive Officer to agree to abide by the terms of this Policy. Any right of recoupment under this Policy is in addition to, and not in lieu of, any other remedies or rights of recoupment that may be available to the Company under applicable law, regulation or rule or pursuant to the terms of any similar policy in any employment agreement, equity award agreement or similar agreement and any other legal remedies available to the Company.
12. Successors
This Policy shall be binding and enforceable against all Executive Officers and their beneficiaries, heirs, executors, administrators or other legal representatives.

13. Questions
All questions relating to this Policy set forth herein should be referred to the local Human Resources team or the Office of the Corporate Secretary (corpsec@enstargroup.com).
14. Disclaimer
This document states a policy of the Company and is not intended to be regarded as rendering legal advice.

Exhibit A
ENSTAR GROUP LIMITED POLICY FOR THE RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION ACKNOWLEDGEMENT FORM
By signing below, the undersigned acknowledges and confirms that the undersigned has received and reviewed a copy of the Enstar Group Limited Policy for the Recovery of Erroneously Awarded Compensation (the “Policy”). Capitalized terms used but not otherwise defined in this Acknowledgement Form (this “Acknowledgement Form”) shall have the meanings ascribed to such terms in the policy.
By signing this Acknowledgement Form, the undersigned acknowledges and agrees that the undersigned is and will continue to be subject to the Policy and that the Policy will apply both during and after the undersigned’s employment with the Company and that, notwithstanding any provision of the Company’s Bye Laws or any indemnification agreement or other arrangement between the Company and the undersigned, the Company shall not indemnify the undersigned against, or pay the premiums for any insurance policy to cover, losses incurred under the Policy. Further, by signing below, the undersigned agrees to abide by the terms of the Policy, including, without limitation, by returning any Erroneously Awarded Compensation (as defined in the Policy) to the Company to the extent required by, and in a manner permitted by, the Policy.

Signature

Print Name

Date

Annex P

ENSTAR GROUP

ENSTAR | 1993 30 YEARS 2023

REALISING VALUE FOR 30 YEARS

Message from our Chairman
To My Fellow Shareholders,

On behalf of the Board of Directors and the Enstar team, thank you for your investment and the confidence you’ve shown in our Company.

In 2023, Enstar celebrated its 30-year anniversary and history of success. Our annual shareholder meeting is an opportunity to reflect on where we are today, and to look toward a future of innovation and sustainable growth with the valued input of our shareholders. We’ll hold this year’s meeting virtually on Thursday, June 6, 2024 at 9:00 a.m. Atlantic time, and as always, we hope you’ll join us.

2023 was another solid year in which Enstar delivered strong growth, building shareholder value while further strengthening our position as the leading provider of innovative legacy solutions. We recorded full year net income of $1.1 billion attributable to ordinary shareholders, delivered a return on equity of 24.2% and book value per share growth of 31.0%.

Enstar continued its positive momentum as a legacy partner of choice in 2023 through the completion of high-quality transactions that support our partners’ strategic goals. These included a $2 billion loss portfolio transfer with our longstanding partner and leading multinational insurer, QBE, and a bespoke transaction with American International Group (AIG) in November. We also continue to be good stewards of capital, returning $532 million to investors through accretive share repurchases in 2023, while maintaining a strong capital and liquidity position to support future transactions. This was validated in March 2024 by the global rating agency, Standard & Poor’s, with the issuance of an ‘A’ Insurer Financial Strength Rating to our primary reinsurance subsidiary, Cavello Bay.

The Board made several important executive changes in 2023. I’m pleased that Orla Gregory accepted her appointment as President of Enstar in March 2023, after serving for several years as our Group Chief Financial and Chief Operating Officer. Also in March 2023, Matthew Kirk was promoted from his role as Group Treasurer to Group Chief Financial Officer, and Paul Brockman, who has been with Enstar since 2012, was appointed Group Chief Operating Officer.

With every year, our environmental, social, and governance (ESG) principles become more integrated into our business, and the Board has been encouraged by the progress Enstar continues to make on this front. In 2023, we appointed a Head of ESG, took practical steps to reduce our operational CO2 emissions, adopted new ESG reporting standards, and worked with suppliers, including third-party investment managers, in alignment with our own ESG framework. Our Annual ESG Report presents in detail these and other ESG actions and plans.

During 2023 and early 2024, I was joined by Rick Becker, Chair of the Board’s Human Resources and Compensation Committee, in dialogue with shareholders. We met with holders of approximately 23% of our institutionally held shares. We discussed the Board’s composition and our oversight of the Company’s progress of its ESG strategy. In response to the results of our 2023 “Say on Pay” vote, our dialogue also focused on Board and Committee oversight of Enstar’s executive compensation practices and disclosures. The feedback we heard from shareholders during these conversations is described in greater detail in the section herein entitled “Results of Shareholder Vote on Compensation and Shareholder Engagement.” I greatly appreciate the time taken by our investors to provide the Board with valuable insight on how they believe our Company can improve, and I look forward to our continued dialogue.

I’m inspired by what we’ve accomplished and excited about the promise of our future. I encourage you to vote as soon as possible, and I thank you for your continued support of Enstar.

Sincerely, Robert J. Campbell Chairman of the Board

P-i-i

Notice of 2024 Annual General Meeting of Shareholders

You are cordially invited to attend the Annual General Meeting of shareholders of Enstar Group Limited (the “Company”), on Thursday, June 6, 2024, at 9:00 a.m., Atlantic time (8:00 a.m. Eastern time). The annual general meeting of shareholders will be held as a virtual meeting only over live webcast, accessible at the following website address: www.virtualshareholdermeeting.com/ESGR2024.

So long as you were a holder of record of the Company’s voting ordinary shares as of the close of business on April 8, 2024, you or your proxy holder can attend, submit your questions, and vote your shares electronically at the annual general meeting by visiting the meeting website address and using your control number included in the proxy materials. During the meeting, you will be able to ask questions and will have the opportunity to vote to the same extent as you would at an in-person meeting of shareholders.

To ensure that your vote is counted at the meeting, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto

General Counsel and Corporate Secretary

Hamilton, Bermuda

April 26, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on June 6, 2024. This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2023 are available electronically at www.proxyvote.com/ESGR.

Time and Date
9:00 a.m. Atlantic time (8:00 a.m. Eastern time), on Thursday, June 6, 2024

Meeting Website Address
www.virtualshareholdermeeting.com/ESGR2024

Items of Business

■    To vote on a proposal to elect twelve directors nominated by our Board to hold office until 2025

■    To hold an advisory vote to approve executive compensation

■    To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024 and to authorize the Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm

Record Date
Only holders of record of the Company’s voting ordinary shares at the close of business on April 8, 2024 are entitled to notice of and to vote at our Annual General Meeting of shareholders, or any adjournments or postponements thereof

P-i-ii

P-i-iii

In this proxy statement, the terms “Enstar,” “we,” “our,” and “Company” refer to Enstar Group Limited. Information presented in the proxy statement is based on calendar years. The proxy statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated into the proxy statement by reference.

These materials were first sent or made available to shareholders on April 26, 2024.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to our financial condition, results of operations, business strategies, ESG objectives, operating efficiencies, competitive positions, growth opportunities, plans and objectives of our management, as well as the markets for our securities and the insurance and reinsurance sectors in general. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. Forward-looking statements may appear throughout this proxy statement, including in the Chairman’s letter and the Annual Incentive Program section of Compensation Discussion & Analysis. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Proxy Statement Summary

Annual General Meeting of Shareholders Information	i
2023 Business Highlights	ii
Executive Compensation	iii
Key Compensation Decisions for 2023 Performance Year	iv
Our Board of Directors	v
Corporate Governance Highlights	vi
Voting Matters and Vote Recommendations	vii

Enstar Group Limited / i / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2023.

ANNUAL GENERAL MEETING OF SHAREHOLDERS INFORMATION

WHEN Thursday, June 6, 2024 at 9:00 a.m. Atlantic time (8:00 a.m. Eastern time)	WHERE The Annual General Meeting can be accessed virtually via the Internet by visiting www.virtualshareholdermeeting.com/ESGR2024

RECORD DATE April 8, 2024	VOTING Your vote is very important and we urge you to vote as soon as possible. See Question and Answer No. 11 for voting instructions

Enstar Group Limited / i / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2023 BUSINESS HIGHLIGHTS

Enstar is a multi-faceted insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations.

In 2023, the Company delivered net income attributable to ordinary shareholders of $1.1 billion, return on equity of 24.2%, and growth in book value per share growth of 31.0%. This result was driven by total investment return of $1.3 billion, net investment income of $647 million, and favorable run-off liability earnings of $131 million. The Company also achieved strategic and operational successes, completing several significant transactions, including a $2 billion loss portfolio transfer with longstanding partner QBE and a bespoke transaction with AIG to provide protection on its retained exposure to adverse development on loss reserves following the sale of an operating subsidiary. We also successfully generated and managed excess capital, repurchasing a total $532 million of shares in 2023 at prices that were value-accretive to shareholders. Select highlights of 2023 included:

$1.1b	$1.35b	Total investment return for the year ended December 31, 2023	$131m
Net earnings attributable to ordinary shareholders for the year ended December 31, 2023, primarily driven by favorable total investment returns			Run-off liability earnings for the year ended December 31, 2023

$37.3b	From inception, Enstar Group has
completed or announced transactions to
acquire $37.3b in loss reserves, future
policy holder benefits, and defendant and
asbestos and environmental liabilities,
and has successfully run-off $23.4b of
those liabilities	$5.5b	Total Enstar shareholders’ equity as of December 31, 2023

2023 Performance Versus Peers

*Source: Publicly filed financial information for peer company data. Peer group includes the companies selected as our peers by our Human Resources and Compensation Committee, as described in “Compensation Discussion & Analysis - Peer Group.”

Enstar Group Limited / ii / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

EXECUTIVE COMPENSATION

Our Executive Compensation Philosophy

We are a growing company operating in an extremely competitive and changing industry. While we consider many factors in our pay decisions, we are guided by the following core principles:

1	2

Pay for Performance	Shareholder Alignment

Incentivize performance consistent with clearly defined corporate objectives. A majority of our exeutives’ compensation is variable or at-risk and directly linked to Company, function, and individual performance.	Align our executives’ long-term interests with those of our shareholders. The financial interests of executives are aligned with the long-term interests of our shareholders through stock-based compensation and performance metrics that correlate with long-term shareholder value.

3	4

Competitive Pay Levels	Retain and Attract Talent

Competitively compensate our executives. Total compensation is sufficiently competitive with industry peers.	Retain and attract qualified executives who are able to contribute to our long-term success. Our short- and long-term incentive awards are designed to attract and retain skilled executives.

Results of Say-on-Pay Vote

At last year’s annual general meeting held on June 1, 2023, our shareholders approved the compensation of our executive officers with 63% of the total votes cast in favor of the proposal. The Human Resources and Compensation Committee strives for a higher level of shareholder approval, and we increased our engagement efforts to understand shareholder concerns and increase the dialogue between shareholders and committee members. A table outlining shareholder feedback and our responses is set forth in “Executive Compensation - Compensation Discussion & Analysis - Results of Shareholder Vote on Compensation and Shareholder Engagement” beginning on page 45.

Enstar Group Limited / iii / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

KEY COMPENSATION DECISIONS FOR 2023 PERFORMANCE YEAR

Our Human Resources and Compensation Committee (the “Compensation Committee”) made the following key compensation decisions:

Annual Incentive Awards:

Financial Component

•   The financial component for all executive officers scored “Above Target” based on the level of achievement of Adjusted Return on Equity.

•   Adjusted Return on Equity continues to be the sole financial metric used for annual incentive awards.

Corporate Component

•   The Compensation Committee evaluated the Company’s performance against objectives designed to drive our medium to long-term strategic plan to determine an overall corporate component rating.

•   The overall corporate component rating was achieved at a “target” level of opportunity.

Individual Component

•   The Compensation Committee evaluated each executive based on a robust set of individual objectives, which take into consideration the Company’s goals and operational priorities for the year.

•   Individual objectives were achieved largely between “threshold” and “target”.

Long-term Incentive Awards:

CEO

•   No new equity awards granted to our CEO after the terms of his Joint Share Ownership Plan award (the “JSOP Award”) were extended in 2022 to ensure he remains incentivized throughout his remaining contract term into 2025.

President

•   Our President received a new long-term incentive (“LTI”) award consisting of 75% performance share units (“PSUs”) and 25% restricted share units (“RSUs”) in 2023. This LTI award is intended to serve as the sole LTI award to our President for three years.

Other NEOs

•   Our CFO, CSO, COO and CIO all received annual LTI awards consisting of 70% PSUs and 30% RSUs.

•   The CSO, COO and CIO also each received a special cliff-vesting RSU award during 2023 in recognition of their achievements and in exchange for, in the case of our CSO and COO, an extension of the vesting term to an outstanding RSU award.

Enstar Group Limited / iv / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

OUR BOARD OF DIRECTORS

The following describes our current Board composition and current committee assignments of each of our directors with ages, tenures and other public company directorships calculated as of April 26, 2024.

		Director Since		Other Public Board		Committee Membership
Name	Primary Occupation		Age		Independent	AC	HC	NC	RC	IC	EC

Non-Management Directors
B. Frederick Becker	Co-founder and Former Chair, Clarity Group, Inc.	2015	77	0	Yes	E	C	C
Sharon A. Beesley	Managing Partner, BeesMont Law Limited, and CEO, BeesMont Consultancy Limited	2021	67	0	Yes
Robert J. Campbell (Chair)	Partner, Beck Mack & Oliver	2007	75	0(1)	Yes	C E				C	C
James D. Carey	Co-CEO, Stone Point Capital	2013	57	1(2)	No
Susan L. Cross	Former EVP and Global Chief Actuary, XL Group (now AXA XL)	2020	64	1	Yes	E
Hans-Peter Gerhardt	Former CEO of Asia Capital Re, PARIS RE and AXA Re	2015	68	0	Yes
Myron Hendry	Former EVP and Chief Platform Officer, XL Group (now AXA XL)	2019	75	0	Yes
Paul J. O’Shea	Former President, Enstar Group Limited	2001	66	0	No
Hitesh Patel	Non-Executive Director	2015	63	0	Yes	E			C
Poul A. Winslow	Former Senior Managing Director, Canada Pension Plan Investment Board	2015	58	0	Yes
Management Directors
Orla Gregory	President, Enstar Group Limited	2022	50	0	No
Dominic Silvester	CEO, Enstar Group Limited	2001	63	0	No
C	=	Committee Chair	AC	=	Audit Committee	RC	=	Risk Committee
E	=	Audit Committee Financial Expert	HC	=	Human Resources and Compensation Committee	IC	=	Investment Committee
	=	Committee Member	NC	=	Nominating and Governance Committee	EC	=	Executive Committee

(1)	Mr. Campbell is a director of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a global agricultural technologies company, which was publicly traded until March 2023.

(2)	From July 2018 to October 2023, Mr. Carey also served as a director of Focus Financial Partners, a publicly traded company that invests in independent fiduciary wealth management firms.

Enstar Group Limited / v / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

CORPORATE GOVERNANCE HIGHLIGHTS

We are committed to good corporate governance, which is a critical factor to help promote the long-term interests of our shareholders, strengthen our Board and management accountability, and build trust in the Company. Our governance highlights are summarized below. Our key governance documents, including our Corporate Governance Guidelines, are available at https://www.enstargroup.com/corporate-governance.

Board Composition and Processes	• Eight of our twelve director nominees are independent • Independent Audit, Human Resources and Compensation, Nominating and Governance Committee, and Risk Committees

•     Independent Board Chair with robust duties

•     Each of our Board Committees are led by independent directors

•    Opportunity for executive session of independent directors (without management present) at every quarterly Board meeting

•    Annual evaluations of the Board and each Committee, along with individual director self-assessments

•    Robust share ownership guidelines, including at least 5x the annual Board cash retainer for non-employee directors

•    No director may serve on more than three public company boards (including the Enstar Board), without specific approval from our Board Chair

•     Established multi-faceted orientation, continuing education and training programs for directors, overseen by our Nominating and Governance Committee

•    Stringent Clawback Policy applicable to directors and executives and prohibition against hedging of Enstar shares

•    Board oversight of executive succession planning and human capital management, including culture and DE&I

Shareholder Rights

•    Annual election of directors, with majority voting in uncontested elections

•    10% threshold (of paid up share capital of the Company having the right vote at general meetings) for shareholders to call a special meeting

•    Annual shareholder engagement program that solicits feedback from shareholders and proxy advisory firms on various matters such as corporate governance, our compensation programs, and sustainability

•     No shareholder rights plan, commonly known as a "poison pill"

•     Annual advisory vote on executive compensation

•     Shareholder communication process for communicating with the Board

Enstar Group Limited / vi / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

VOTING MATTERS AND VOTE RECOMMENDATIONS

Proposals	Board Recommendation and Page Reference
1

Election of twelve directors nominated by our Board to hold office until 2025

•    Our Board is made up of directors with diverse skills, qualities, attributes, and experiences to effectively address the Company's evolving needs and represent the best interests of the Company's shareholders.

•   Eight of our twelve nominees are independent, and four of our twelve nominees identify as women and/or racially/ethnically diverse.

The Board recommends a vote FOR each director nominee
Further information beginning on page 2
2

Advisory vote to approve executive compensation

•   Our executive compensation program is designed to align pay with performance, taking into account  shareholder feedback and interests.

•   The compensation paid to our named executive officers in 2023 reflected our financial results and share price performance.

The Board recommends a vote FOR this proposal
Further information beginning on page 42
3

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024 and authorization for the Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm

•    PricewaterhouseCoopers LLP is an independent registered public accounting firm with the required  knowledge and experience to effectively audit the Company's financial statements.

•    Audit and non-audit services are pre-approved by the Audit Committee, which is composed entirely of independent directors, each of which qualify as audit committee financial experts.

The Board recommends a vote FOR this proposal
Further information beginning on page 94

Enstar Group Limited / vii / 2024 Proxy Statement

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Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Corporate Governance

Enstar Group Limited / 1 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Proposal 1:
Election of Directors

WHAT AM I VOTING ON?

The Board of Directors, upon the recommendation of the Nominating and Governance Committee, has nominated the following twelve individuals for election to the Board for a one-year term. If elected, each Director nominee will hold office until the 2025 Annual General Meeting of Shareholders or, if earlier, until his or her resignation or removal.

■ Robert J. Campbell	■ Susan L. Cross	■ Paul J. O’Shea
■ B. Frederick Becker	■ Hans-Peter Gerhardt	■ Hitesh Patel
■ Sharon A. Beesley	■ Orla Gregory	■ Dominic Silvester
■ James D. Carey	■ Myron Hendry	■ Poul A. Winslow

RECOMMENDATION

The Board recommends a vote FOR each nominee to serve as a director

ADDITIONAL INFORMATION

All of the nominees are currently serving as directors, and their biographies are presented below under "Biographies of Director Nominees." Included in each nominee’s biography is an assessment of his or her specific qualifications, attributes, skills, and experience. The nominees were selected following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. Each nominee has consented to serve if elected. We do not expect that any nominee will become unavailable for election as a director, but if a nominee should become unavailable prior to the meeting, the proxies to vote for such nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

All of our directors are elected to one-year terms. If elected at the 2024 Annual General Meeting, each director will hold office until the Company's 2025 annual general meeting or, if earlier, until his or her resignation or removal.

Enstar Group Limited / 2 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2024 DIRECTOR NOMINEES

B. Frederick Becker, 77

Director Since: 2015 | Independent

Co-founder and Former Chair, Clarity Group, Inc.

Other Public Company Boards: 0

Committee Memberships: Audit | Human Resources and Compensation (Chair) | Nominating and Governance (Chair)

Sharon A. Beesley, 67

Director Since: 2021 | Independent

Managing Partner, BeesMont Law Limited, and CEO, BeesMont Consultancy Limited

Other Public Company Boards: 0

Committee Memberships: Nominating and Governance

Robert J. Campbell (Chair), 75

Director Since: 2007 | Independent

Partner, Beck Mack & Oliver

Other Public Company Boards: 0

Committee Memberships: Audit (Chair) | Human Resources and Compensation | Nominating and Governance | Investment (Chair) | Executive (Chair)

James D. Carey, 57 Director Since: 2013 | Non-Employee Co-CEO, Stone Point Capital Other Public Company Boards: 1 Committee Memberships: Investment

Susan L. Cross, 64 Director Since: 2020 | Independent Former EVP and Global Chief Actuary, XL Group (now AXA XL) Other Public Company Boards: 1 Committee Memberships: Audit | Risk

Hans-Peter Gerhardt, 68

Director Since: 2015 | Independent

Former CEO of Asia Capital Re, PARIS RE and AXA Re

Other Public Company Boards: 0

Committee Memberships: Human Resources and Compensation | Risk | Executive

Orla Gregory, 50 Director Since: 2022 | Executive President, Enstar Group Limited Other Public Company Boards: 0 Committee Memberships: N/A	Myron Hendry, 75 Director Since: 2019 | Independent Former EVP and Chief Platform Officer, XL Group (now AXA XL) Other Public Company Boards: 0 Committee Memberships: Nominating and Governance | Risk

Paul J. O’Shea, 66 Director Since: 2001 | Non-Employee Former President, Enstar Group Limited Other Public Company Boards: 0 Committee Memberships: Executive	Hitesh Patel, 63 Director Since: 2015 | Independent Non-Executive Director Other Public Company Boards: 0 Committee Memberships: Audit | Nominating and Governance | Risk (Chair)

Dominic Silvester, 63 Director Since: 2001 | Executive CEO, Enstar Group Limited Other Public Company Boards: 0 Committee Memberships: Investment | Executive

Poul A. Winslow, 58

Director Since: 2015 | Independent

Former Senior Managing Director, Canada Pension Plan Investment Board

Other Public Company Boards: 0

Committee Memberships: Human Resources and Compensation | Investment | Executive

Enstar Group Limited / 3 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

BOARD COMPOSITION AND REFRESHMENT

Our Board is made up of a diverse group of leaders with substantial experience in their respective fields. Our Board believes that the combination of the various skills, qualifications and experiences of its directors contributes to an effective and well-functioning Board and that, individually and as a whole, its directors possess the necessary qualifications to provide effective oversight and insightful strategic guidance.

We continually review our Board’s composition to identify the skills needed for our Company both in the near term and into the future. Board succession planning and annual reviews of Board composition by the Nominating and Governance Committee assure that the Board continues to maintain an appropriate mix of objectivity, skills and experiences to provide fresh perspectives and effective oversight and guidance to management, while leveraging the institutional knowledge and historical perspective of our longer-tenured directors. The most recent addition to the Board was Orla M. Gregory, who was appointed in February 2022. Ms. Gregory is also our President, and she brings extensive industry experience and a deep knowledge of the Company's operations to our Board.

The Board believes that refreshment is important to help ensure that Board composition is aligned with the needs of the Company and the Board as our business evolves over time, and that fresh viewpoints and perspectives are regularly considered. The Board also believes that over time directors develop an understanding of the Company and an ability to work effectively as a group.

Directors are elected each year, at the annual general meeting of shareholders, to hold office until the next annual general meeting of shareholders or, if earlier, until their resignation or removal. Because term limits could cause the loss of experience or expertise important to the optimal operation of the Board, there are no limits on the number of terms that a director may serve, but the Nominating and Governance Committee and the Board consider the tenure of directors as one of several factors in nomination decisions. To promote refreshment, the Board established a retirement age of eighty for non-employee directors in 2022 following a comprehensive director succession planning exercise conducted by our Nominating and Governance Committee.

Board Membership Criteria

The Board and the Nominating and Governance Committee believe that there are general qualifications that all directors must exhibit and other key qualifications and experiences that should be represented on the Board as a whole but not necessarily by each individual director. Given the complex nature of our business and the insurance and reinsurance industry, we seek directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the Company and navigate our business.

Qualifications Required of All Directors

The Board and the Nominating and Governance Committee require that each director possess high personal and professional integrity and character, strong business judgement, the ability to represent the interests of the Company's shareholders, knowledge regarding insurance, reinsurance and investment matters, as well as other factors discussed below.

Key Qualifications and Experiences to be Represented on the Board

The Board has identified key qualifications and experiences that are important to be represented on the Board as a whole, in light of the Company's business strategy and expected future business needs. The Board reviews these categories from time to time, alongside its consideration of whether there are new areas that would benefit it in executing its oversight duties. The table set out on page 8 summarizes these key qualifications and how they are linked to our Company's business.

Enstar Group Limited / 4 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Consideration of Board Diversity

We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve our needs and the interests of our shareholders. In February 2019, the Board adopted a formal diversity policy applicable to the selection of directors. The Board considers diversity to include self-identified gender, self-identified ethnicity, nationality, age, self-identified sexual orientation, geographic background, and other personal characteristics whether self-identified or otherwise. Our Board Diversity Policy requires the Nominating and Governance Committee to actively consider diversity in its regular assessments of board composition and in its efforts to identify potential director candidates, including specifically requiring that one or more female, underrepresented minority or LGBTQ+ candidates be included in formal searches for new directors.

The Board assesses the effectiveness of its diversity policy every year through our Board and committee evaluation process and annual composition review. Where potential improvements are identified, the Nominating and Governance Committee may propose changes to the policy to enhance its effectiveness. Board diversity has also been a key topic in our annual shareholder engagement discussions. In response to shareholder feedback and upon recommendation from the Nominating and Governance Committee, the Board amended its diversity policy in 2021 to strengthen its commitment to improving diversity amongst its members by imposing aspirational diversity targets.

As provided in the revised policy, the Board endeavors to maintain diversity amongst its members such that at least 30% of the Board will comprise persons who self-identify as female or as an underrepresented minority or LGBTQ+. On gender diversity specifically, the Board is committed to maintaining at least three female Board members and over time will aim to reach and maintain a minimum of at least 30% female representation on the Board. For purposes of these targets, an underrepresented minority is a person who self-identifies within one or more of the following categories that have been established by the U.S. Equal Employment Opportunity Commission: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Other Pacific Islander or two or more races or ethnicities.

Currently, 33% of our Board comprises persons who self-identify as female or as an underrepresented minority, and three directors, comprising 25% of our Board, self-identify as female. The Board intends to continue to improve its overall diversity over time without further increases to its size, unless otherwise determined appropriate by our Board.

In support of its aim to improve diversity, and to reach or continue to meet its aspirational diversity targets over time without further increases to its size, the Board, upon recommendation by the Nominating and Governance Committee, agreed to continue increasing its understanding of all aspects of DE&I through appropriate training and development opportunities. The Board amended its formal diversity policy in 2023 to include this commitment in connection with its annual review of the policy's effectiveness. Additionally, in response to feedback received regarding board diversity during the Company's most recent shareholder engagement meetings, the Nominating and Governance Committee agreed to maintain a portfolio of potential director candidates in anticipation of future vacancies, which may arise for any reason, including the retirement of sitting directors pursuant to the Board's recently adopted retirement policy. The director candidate portfolio will include, on a non-exclusive basis, female and underrepresented minority candidates.

Evaluation and Nomination of Director Candidates

Primary responsibility for identifying and evaluating director candidates and for recommending the re-nomination of incumbent directors resides with the Nominating and Governance Committee, which consists entirely of independent directors under applicable SEC rules and Nasdaq listing standards. Our Board Chair also shares some responsibility for new director recruitment, including the responsibility of working with our CEO, Nominating and Governance Committee and the full Board to help identify and prioritize the specific skill sets, experience, and knowledge that director candidates must possess. The Nominating and Governance Committee, with input from our Board Chair, then establishes the criteria for director nominees based on these inputs, which are outlined under the subheadings, "Qualifications Required of All Directors" and "Key Qualifications and Experiences to be Represented on the Board" above.

Enstar Group Limited / 5 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Nomination of New Candidates

Potential director candidates meeting the criteria established by the Nominating and Governance Committee and adopted by the full Board have primarily been identified through the periodic solicitation of recommendations from members of the Board and individuals known to the Board, the use of third-party search firms retained by the Nominating and Governance Committee, and shareholders. The Nominating and Governance Committee is authorized, at the Company's expense, to retain search firms to identify potential director candidates, as well as other external advisors, including for purposes of performing background reviews of potential candidates. Search firms retained by the Nominating and Governance Committee are provided guidance as to the particular experience, skills, or other characteristics that the Board is then seeking. The Nominating and Governance Committee may delegate responsibility for day-to-day management and oversight of a search firm engagement to its Chair, any one or more of its members, the Board's Chair, and/or appropriate members of management with the Nominating and Governance Committee's oversight.

The evaluation of new director candidates involves several steps performed on a rolling basis and not always taken in order. The Nominating and Governance Committee reviews and verifies the candidate's qualifications and background information and evaluates the candidate's attributes relative to the identified needs of the Board. If the Nominating and Governance Committee wishes to pursue a candidate further, it arranges candidate interviews with committee members and other members of the Board and certain executive officers to ensure that candidates not only possess the requisite skills and characteristics, but also the personality, leadership traits, work ethic, and independence of thought to contribute effectively as a member of the Board. After assessing the feedback, the Nominating and Governance Committee presents each selected candidate to the Board for consideration. The Board then nominates successful candidates for election to the Board at the Annual General Meeting. Director candidates are principally identified and evaluated in anticipation of upcoming director elections and other potential or expected Board vacancies. From time to time, the Board may create and fill vacancies in its membership which arise between annual meetings of shareholders using the process described above.

Re-nomination of Incumbents

To ensure that the Board continues to evolve in a manner that serves the changing business and strategic needs of the Company, before recommending for re-nomination a slate of incumbent directors for an additional term, the Nominating and Governance Committee also evaluates each incumbent director’s overall service to the Company during the director’s term including the director’s level of participation and quality of performance, and whether the incumbent directors possess the requisite skills and perspective, both individually and collectively. This evaluation is based primarily on the results of the annual review it performs with the Board of the requisite skills and characteristics of Board members, the composition of the Board as a whole, and the results of the Board’s annual self-evaluation and individual director evaluations. The Nominating and Governance Committee considered and nominated the candidates proposed for election as directors at the Annual General Meeting, with the Board unanimously agreeing on the nominees.

Shareholder Recommendations

In accordance with its charter, the Nominating and Governance Committee will consider director candidates submitted by shareholders. Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as a director if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees it selects itself.

Enstar Group Limited / 6 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

OUR DIRECTOR NOMINEES

Each of our nominees are currently serving as directors. The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as strategic management and oversight abilities, and have each performed well in their respective time served as directors and contributed to the overall effectiveness of our Board.

The following matrix highlights the mix of key skills, qualities, attributes, and experiences of the nominees that, among other factors, led the Board and the Nominating and Governance Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable qualifications and skills for each director in which they specifically declare expertise or leading experience in, and not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. The demographic information presented below is based on voluntary self-identification by each nominee. Additional details on each nominee's experiences, qualifications, skills, and attributes are set forth in their biographies beginning on page 8. The categories listed under the "Skills and Experience" column in the matrix below are those key qualifications and experiences our Board believes should be represented on the Board and are summarized in the table immediately following the matrix together with how they are linked to our business. Further details regarding the independence of our directors including determinations of independence for each are set out fully under the section heading, "Independence of Directors" below.

Enstar Group Limited / 7 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Director Skills and Demographic Matrix

Skills and Experience
Extensive Insurance Industry Experience
Risk Management
Finance and Accounting
Investment
Strategy
Corporate Governance
Regulatory and Government
Business Operations and Technology
Human Capital Management
Tenure and Independence
Tenure (years)	9	3	17	10	4	9	2	5	22	9	22	9
Independence
Demographics
Age (years)	77	67	75	57	64	68	50	75	66	63	63	58
Gender Identity	M	F	M	M	F	M	F	M	M	M	M	M
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+

Enstar Group Limited / 8 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Extensive Insurance Industry Experience

Extensive experience within the insurance industry including in executive, director or other leadership roles at major insurance institutions. Our Board believes representation of this experience is important as our business is a specialized global enterprise operating within a complex and highly regulated industry.

Risk Management

Experience related to establishing risk appetite levels and risk management processes for operations, acquisitions, underwriting, and investment portfolios. Our Board believes representation of this skill is important as the Board is responsible for overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.

Finance and Accounting

Experience related to developing and understanding finance and capital management needs in line with corporate strategies, as well as financial reporting, audit and actuarial-related expertise. Our Board believes representation of this skill is important as the Company’s business is multifaceted and involves complex financial and insurance transactions in many countries subject to various regulatory prudential standards.

Investment

Expertise related to assessing large and complex investment portfolios and determining investment strategies in line with delineated risk appetites. Our Board believes representation of this skill is important as the Company’s investment portfolio continues to grow in size and complexity, with investable assets totaling $18.5 billion as of December 31, 2023.

Strategy

Experience challenging management on setting and/or adjusting business strategies, including acquisitions, divestitures, operations, and investments. Our Board believes representation of this skill is important as the Company’s long-term success is dependent on setting and executing a responsible corporate strategy and the continuous review of strategic transactions.

Corporate Governance

A practical understanding of developing and championing governance procedures and protections that drive Board and management accountability and protection of shareholder interests, including ESG knowledge and advocacy. Our Board believes representation of this skill is important as the size, nature and complexity of the Company’s business presents both opportunities and challenges to advancing our sustainability initiatives, and requires an appropriately designed corporate governance framework to protect the interests of the Company’s stakeholders.

Regulatory and Government

A deep understanding of the highly regulated environment in which we operate, and the ever-changing regulations and requirements that govern our operations and shape our future strategies. Our Board believes representation of this skill is important as the Company’s business requires compliance with a variety of regulatory requirements across a number of countries and the ability to maintain relationships with various governmental entities and regulators.

Business Operations and Technology

A practical understanding of developing, implementing, and assessing business operations, processes, information systems, technology and associated risks, including information security and cybersecurity. Our Board believes representation of this skill is important as the Company’s scale and complexity requires aligning many areas of our operations, including integration of new businesses, technology, and human resources, while remaining innovative and adaptable in an increasingly digital society.

Human Capital Management

Experience managing a large and/or global workforce and recruiting and retaining talent. Our Board believes representation of this skill is important as the Company’s global workforce represents one of our key resources.

Enstar Group Limited / 9 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Biographies of Director Nominees

Below is biographical information about our director nominees describing each director nominee’s qualifications and relevant experience. The biographies include key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board. This information is current as of the date of this proxy statement and has been confirmed by each of the director nominees for inclusion in this proxy statement.

B. Frederick Becker     Independent

Biographical Information

B. Frederick Becker has over 45 years of experience in the insurance and healthcare industries. He served as Chairman of Clarity Group, Inc., a company he co-founded more than 18 years ago that specialized as a healthcare professional liability and risk management service provider until it was sold in early 2020. Prior to co-founding Clarity Group, Inc., he served as Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia. He began his career as a practicing attorney.

Skills and Qualifications

Compensation, governance, and risk management experience; industry knowledge.

Mr. Becker has over 45 years of experience within the insurance and healthcare industries. The Board also values Mr. Becker’s corporate governance experience, which he has gained from serving on many other boards over the years. In addition, his previous work on compensation matters makes him well-suited to serve as Chairman of our Human Resources and Compensation Committee. He has an extensive background in risk management, which enhances our risk oversight and monitoring capabilities.

Director Since: 2015 Age: 77 Enstar Committees: Audit | Human Resources and Compensation (Chair) | Nominating and Governance (Chair) Residency and Citizenship: US resident | US citizen

Sharon A. Beesley     Independent

Biographical Information

Sharon A. Beesley currently serves as the Managing Partner of BeesMont Law Limited, a Bermuda-based commercial law firm, which she established in 2008. She also serves as Chief Executive Officer of BeesMont Consultancy Limited, a Bermuda-based consultancy business, a position she has held since 2000, and as Chair of Aester Limited, a Bermuda regulated corporate services provider. Ms. Beesley previously served as a Director on the Board of the Bermuda Monetary Authority from 2016 to 2021. Prior to 2000, Ms. Beesley was engaged in private legal practice in Bermuda and other international jurisdictions.

Skills and Qualifications

Legal expertise; regulatory and government experience; corporate governance

Ms. Beesley brings to our Board her multi-jurisdictional legal expertise, strategic and risk management perspectives, gained from over 40 years of experience in the legal and financial services industry advising on all areas of corporate law, investment funds, structured finance, joint venture structures, and mergers and acquisitions as a Solicitor in England and Wales, Hong Kong, and as a practicing Barrister and Attorney of the Bermuda Bar. In addition, Ms. Beesley’s experience as a former director of our insurance group supervisor, the Bermuda Monetary Authority, is particularly valuable to our Board as we manage increasingly complex compliance, regulatory and governance matters.

Director Since: 2021 Age: 67 Enstar Committees: Nominating and Governance Residency and Citizenship: Bermuda resident | British, Canadian and Irish citizen

Enstar Group Limited / 10 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Robert J. Campbell     Chairman, Independent

Biographical Information

Robert J. Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990.

Certain Other Directorships

Mr. Campbell is a director and chairman of the audit committee of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a global agricultural technologies company, which was publicly traded until March 2023. From 2015 through 2017, he was also a director of Boulevard Acquisition Corp. II, a blank check company that completed its initial public offering in September 2015. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.

Skills and Qualifications

Financial, accounting, and investment expertise; leadership skills

Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through over 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman. Mr. Campbell continues to spend considerable time and energy in his role, which is significant to the leadership and function of our Board.

Director Since: 2007

Age: 75

Enstar Committees:

Audit (Chair) | Human Resources and Compensation | Nominating and Governance | Investment (Chair) | Executive (Chair)

Residency and Citizenship:

US resident | US citizen

James D. Carey     Non-Employee

Biographical Information

James D. Carey is Co-Chief Executive Officer of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. He previously served as President of Stone Point Capital from April 2023 through March 2024, as Managing Director from 2021 to 2023, and prior to that as Senior Principal. Stone Point Capital serves as the manager of the Trident Funds, which invest exclusively in the global financial services industry. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from its formation in 2001 until the Company became publicly traded in 2007. Mr. Carey rejoined the Board in 2013.

Certain Other Directorships

Mr. Carey is a director of HireRight Holdings Corporation, a publicly traded company that provides technology-driven workforce risk management and compliance solutions. From July 2018 to October 2023, he served as a director of Focus Financial Partners, a publicly traded company that invests in independent fiduciary wealth management firms. Mr. Carey also currently serves on the boards of certain privately held portfolio companies of the Trident Funds. He previously served as non-executive chairman of PARIS RE Holdings Limited and as a director of Alterra Capital Holdings Limited, Cunningham Lindsay Group Limited, Lockton International Holdings Limited, and Privilege Underwriters, Inc.

Skills and Qualifications

Investment expertise; industry knowledge; significant acquisition experience

Having worked in the private equity and financial services industries for more than 30 years, Mr. Carey brings an extensive background and expertise in the insurance and financial services industries. His in-depth knowledge of investments and investment strategies is significant in his role on our Investment Committee. We also value his contributions as an experienced director in the insurance industry, as well as his extensive knowledge of the Company.

Director Since: 2013 Age: 57 Enstar Committees: Investment Residency and Citizenship: US resident | US citizen

Enstar Group Limited / 11 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Susan L. Cross     Independent

Biographical Information

Susan L. Cross has served as a director since October 2020. She served as Executive Vice President and Global Chief Actuary at XL Group (now AXA XL), from 2008 to 2018, and prior to that served as Senior Vice President and Chief Actuary of various operating segments since 1999.

Certain Other Directorships

Ms. Cross currently serves as a non-executive director at Unum Group, a Fortune 500 publicly held insurance company and leading provider of financial protection benefits, where she sits on the Audit Committee and Risk and Finance Committee. Previously, she has served on the boards of IFG Companies, American Strategic Insurance and several XL subsidiaries, including Mid Ocean Limited and XL Life Ltd.

Skills and Qualifications

Actuarial expertise; risk management, regulatory and governance skills; industry experience

Ms. Cross brings significant actuarial expertise to our Board, obtained from over 20 years of senior management experience as an actuary with XL Group. Her industry experience is particularly valuable to our Audit Committee and our Risk Committee given the complex nature of our run-off business. As a director of a Fortune 500 company, Ms. Cross also has knowledge of corporate governance matters and practices, which is valuable to our Board.

Director Since: 2020 Age: 64 Enstar Committees: Audit | Risk Residency and Citizenship: US resident | US citizen

Hans-Peter Gerhardt     Independent

Biographical Information

Hans-Peter Gerhardt served as the Chief Executive Officer of Asia Capital Reinsurance Group from October 2015 through June 2017. He has served continuously in the reinsurance industry since 1981. He is the former Chief Executive Officer of PARIS RE Holdings Limited, serving in that position from the company’s initial formation in 2006 through the completion of its merger into Partner Re Ltd. in June 2010. He previously served as the Chief Executive Officer of AXA Re from 2003 to 2006, also serving as Chairman of AXA Liabilities Managers, the AXA Group’s run-off operation, during that time.

Certain Other Directorships

Mr. Gerhardt served as a non-executive director of StarStone Holdings Ltd. and of African Risk Capacity (all privately held). He previously served as a non-executive director of Tokio Millenium Re and Tokio Marine Kiln as well as Asia Capital Reinsurance Group (until May 2017) and as an independent director of Brit Insurance Holdings PLC until the company’s acquisition by Fairfax Financial Holdings in 2015.

Skills and Qualifications

Underwriting expertise; proven industry veteran

Mr. Gerhardt brings decades of underwriting expertise to our Board. He is a proven industry veteran, with significant leadership experience, including several successful tenures in CEO roles.

Director Since: 2015 Age: 68 Enstar Committees: Human Resources and Compensation | Risk | Executive Residency and Citizenship: Swiss resident | German citizen

Enstar Group Limited / 12 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Orla Gregory     President, Director

Biographical Information

Orla Gregory was appointed President of the Company in March 2023. She previously served as our Chief Operating Officer from July 2016 to March 2023 and concurrently as our Chief Financial Officer from September 2021 to March 2023. Since joining us in 2003, Ms. Gregory has held increasingly senior roles, including Chief Integration Officer from 2015 to 2016, Executive Vice President of Mergers and Acquisitions of our subsidiary, Enstar Limited, from 2014 to 2015, Senior Vice President of Mergers and Acquisitions from 2009 to 2014, and Financial Controller from 2003 to 2009. Ms. Gregory previously served as a Financial Controller of Irish European Reinsurance Company Ltd. in Ireland, an Investment Accountant with Ernst & Young Bermuda, and as a Financial Accountant for QBE Insurance & Reinsurance (Europe) Limited.

Skills and Qualifications

Company leader; finance & accounting; operations and technology; human capital management; industry expertise

Ms. Gregory is a qualified chartered accountant and experienced company executive who has spent more than 27 years in the insurance and reinsurance industry, including 20 years with our Company. As Company President, Ms. Gregory brings to our Board intimate knowledge and expertise regarding the Company and our industry. Her experience developing and managing the Company’s operations and global workforce is particularly valuable to our Board in light of the Company’s strategic focus on human capital management.

Director Since: 2022 Age: 50 Enstar Officer Title: President Residency and Citizenship: Bermuda resident | Irish citizen

Myron Hendry     Independent

Biographical Information

Myron Hendry most recently served as an executive advisor to AXA on integration matters. He previously served as the Executive Vice President and Chief Platform Officer for XL Catlin from 2009-2018, where he was responsible, on a Global basis, for Technology, Operations, Real Estate, Procurement, Continuous Improvement Programs and XL Catlin’s Service Centers in India and Poland. He also served as Director on the XL India Business Services Private Limited Board, and he was the Chairman of the XL Catlin Corporate Crisis Committee responsible for Disaster Recovery and Business Continuity. Mr. Hendry was the founder of the XL Catlin’s Leadership Listening Program. Throughout his career, he also held technology, operational and claims leadership roles at Bank of America’s Balboa Insurance Group, Safeco Insurance and CNA Insurance.

Skills and Qualifications

Operations and Technology

Mr. Hendry brings to our Board expertise in insurance industry-specific information technology and operations management. His extensive experience as an executive engaging on technology matters at the board level is valuable to our Board and Risk Committee.

Director Since: 2019 Age: 75 Enstar Committees: Nominating and Governance | Risk Residency and Citizenship: US resident | US citizen

Enstar Group Limited / 13 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Paul J. O’Shea     Non-Employee

Biographical Information

Paul J. O’Shea retired as President of the Company in March 2023, a position he held since December 2016. He previously served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001 and has also been a director throughout this time. He has led our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic Silvester in his run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

Certain Other Directorships

Mr. O’Shea serves as the Company’s director representative on the board of directors of Core Specialty Holdings, a privately held property casualty insurer.

Skills and Qualifications

Company leader; long track record of successful acquisitions; industry expertise

Mr. O’Shea is a qualified chartered accountant who has spent more than 30 years in the insurance and reinsurance industry, including many years in senior management roles. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry. As an executive, he was instrumental in sourcing, negotiating and completing numerous significant transactions since our formation.

Director Since: 2001 Age: 66 Enstar Committees: Executive Residency and Citizenship: Bermuda resident | Bermuda and Irish citizen

Hitesh Patel     Independent

Biographical Information

Hitesh Patel is an Independent Non-Executive director who serves on boards of a number of financial services companies as detailed in “Certain Other Directorships” below. Mr. Patel has over 30 years of experience working in the insurance industry, having served in the United Kingdom as KPMG LLP’s Lead Partner on Insurance Accounting and Regulatory Services from 2000 to 2007. He served as Chief Executive Officer of Lucida, plc, a UK life insurance company, and prior to that as its Finance Director and Chief Investment Officer. He originally joined KPMG in 1982 and trained as an auditor.

Certain Other Directorships

Mr. Patel is the Independent Non-Executive Chairman of Capital Home Loans Limited (appointed October 2015), a privately held buy-to-let mortgage provider, and of Augusta Ventures Holdings Limited (appointed December 2020), a privately held litigation finance provider. He is also a non-executive director of Landmark Mortgages Limited (appointed May 2016), a privately held master servicer and legal title holder providing oversight of mortgage loans secured on residential properties and unsecured loans. Until December 2019, Mr. Patel served as a non-executive director at Aviva Life Holdings UK Ltd and Aviva Insurance Limited (subsidiaries of Aviva plc) and as Chairman of its Audit Committee and member of the Risk and Investment Committees.

Skills and Qualifications

Accounting expertise; regulatory and governance skills; industry experience

Mr. Patel brings significant accounting expertise to our Board, obtained from over two decades of auditing and advising insurance companies on accounting and regulatory issues, which is highly valuable to our Audit Committee. As a former industry CEO, he also has significant knowledge of risk management best practices, corporate governance matters, and the insurance regulatory environment, which are valuable to our Board, the Risk Committee, and the Nominating and Governance Committee.

Director Since: 2015 Age: 63 Enstar Committees: Audit | Nominating and Governance | Risk (Chair) Residency and Citizenship: UK resident | UK citizen

Enstar Group Limited / 14 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Dominic Silvester     Chief Executive Officer, Director

Biographical Information

Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Skills and Qualifications

Company leader; industry expertise; corporate strategy

As a co-founder and CEO of the Company, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our business strategies and acquisition opportunities on a worldwide basis. Mr. Silvester has served as our CEO since the Company’s inception, demonstrating his proven ability to manage and grow the business.

Director Since: 2001 Age: 63 Enstar Committees: Investment | Executive Residency and Citizenship: Bermuda resident | UK citizen

Poul A. Winslow     Independent

Biographical Information

Poul A. Winslow is President of Leaf Creek Advisors Inc., a privately held strategic consultancy for investment management firms, a role he has held since May 2022. Mr. Winslow previously served as Senior Managing Director & Global Head of Capital Markets and Factor Investing of the Canada Pension Plan Investment Board (“CPP Investments”), from 2018 until his retirement in May 2022. Previously Mr. Winslow served as Head of External Portfolio Management and Head of Thematic Investing for CPP Investments. Prior to joining CPP Investments in 2009, Mr. Winslow had several senior management and investment roles at Nordea Investment Management in Denmark, Sweden and the United States. He also served as the Chief Investment Officer of Andra AP-Fonden (AP2) in Sweden.

Certain Other Directorships

Mr. Winslow is a director of the International Centre of Pension Management (ICPM), a global independent non-profit network of pension organizations that focuses on fostering long-term investing, strengthening governance of pension investments, and improving design and governance of pension schemes. He is also a director of Exowave ApS, a privately held Danish wave energy startup. Mr. Winslow served as a director for the Standards Board for Alternative Investments, an international standard-setting body for the alternative investment industry, from September 2015 to June 2022. He also previously served as a director of Viking Cruises Ltd., a private company, from 2016 to 2018.

Skills and Qualifications

Investment expertise; compensation and governance experience

Mr. Winslow brings significant investment expertise to our Board gained from his years in senior investment roles, which is highly valuable to our Investment Committee as it oversees our investment strategies and portfolios. His experiences at CPP Investments, including exposure to compensation and governance policies, are valuable in his role on our Compensation Committee.

Director Since: 2015 Age: 58 Enstar Committees: Human Resources and Compensation | Investment | Executive Residency and Citizenship: Canadian resident | Canadian and Danish citizen

Enstar Group Limited / 15 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

DIRECTORSHIP ARRANGEMENTS

On June 3, 2015, CPP Investments purchased 1,501,211 shares of Enstar from fund partnerships that had acquired shares as consideration in one of our acquisitions. In connection with the 2015 transaction: (i) the selling shareholders’ rights terminated; and (ii) we and CPP Investments entered into a new Shareholder Rights Agreement granting CPP Investments contractual shareholder rights that were substantially similar to those rights previously held by the selling shareholders, including the right to designate one representative to our Board. CPP Investments designated Poul Winslow as a director of the Company, and he was appointed in September 2015. On May 2, 2022, Mr. Winslow retired from CPP Investments, but he continued to serve as CPP Investments’ designated director representative while its designation right remained in force.

Following the repurchase by the Company of all of its non-voting shares held by CPP Investments on March 28, 2023, a subsequent repurchase by the Company of 791,735 of its voting ordinary shares from CPP Investments and another related party on November 14, 2023, and a private sale of 803,500 of the Company’s voting ordinary shares by CPP Investments to Elk Evergreen Investments, LLC and Elk Cypress Investments LLC (collectively, the “Sixth Street Shareholders”) on November 14, 2023 (the “Sixth Street-CPP Transaction”), CPP Investments held 4.3% of the Company’s outstanding voting ordinary shares, and its contractual entitlement to appoint a director representative on the Company’s Board terminated at such time. Mr. Winslow ceased to serve as CPP Investments’ director representative on November 14, 2023, and he continues to serve as an independent director of the Board unaffiliated with CPP Investments.

In connection with the Sixth Street-CPP Transaction, the Company and the Sixth Street Shareholders entered into a Shareholder Rights Agreement (the “Shareholder Rights Agreement”) on November 8, 2023. The Shareholder Rights Agreement grants the Sixth Street Shareholders certain contractual shareholder rights, including the right to designate one observer to attend meetings of the Company’s Board of Directors. This designation right terminates if the Sixth Street Shareholders cease to beneficially own at least 75% of the total number of Shares acquired by the Sixth Street Shareholders at the closing of the Sixth Street-CPP Transaction.

DIRECTOR INDEPENDENCE

Our Board currently consists of twelve directors, of which ten are non-employee directors, and eight are independent. The Company’s Corporate Governance Guidelines provide, and our Board believes, that a majority of its members should be independent directors who meet the criteria for independence required by the Nasdaq listing standards, as determined by the Board. The Charters of our Audit Committee, Human Resources and Compensation Committee, and Nominating and Governance Committee also require that every member of such committees meet the criteria for independence required by the Nasdaq listing standards, as determined by the Board, and in certain instances, enhanced independence standards within the meaning of SEC rules. These requirements are included in the Corporate Governance Guidelines and the committee charters, which are available at www.enstargroup.com under “Investor Relations” — “Corporate Governance.”

Independence Assessment

To assess independence, the Nominating and Governance Committee and the Board review the independence of each director at the time of their appointment and no less than annually thereafter. For a director to be considered independent, the Board must determine that the director meets the definition of independence included in Nasdaq Marketplace Rule 5605(a)(2). This requires a determination that the director does not have any direct or indirect material relationship with us, which in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making such determination, the Nominating and Governance Committee and the Board consider all known relevant facts and circumstances, including but not limited to the director’s commercial, industrial, banking, consulting, legal, accounting, investment, charitable and

Enstar Group Limited / 16 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

familial relationships known or reported to us in connection with the preparation of this proxy statement or otherwise.

In making their independence determination, the Nominating and Governance Committee and the Board specifically considered the following transaction during 2023 and concluded it did not impair any director’s independence:

•	Upon the recommendation of an independent broker, one of our subsidiaries leased a corporate apartment in a building in Bermuda that is owned by a company in which Ms. Cross and her spouse hold a 40% interest, and in which Ms. Cross’s spouse serves as President. The lease ended in March 2023. Ms. Cross was not involved in the sourcing or negotiations of the transaction. This transaction involved dollar amounts below the amounts that would preclude a finding of independence under Nasdaq listing standards or qualify it as a related party transaction.

Consistent with these considerations and based on the report and recommendation of the Nominating and Governance Committee, the Board affirmatively determined that:

▪	Messrs. Campbell, Becker, Gerhardt, Hendry, Patel, and Winslow and Mmes. Beesley, and Cross qualify as non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are independent within the meaning of Nasdaq Marketplace Rule 5605(a)(2);

▪	Messrs. Campbell, Becker, and Patel and Ms. Cross meet the enhanced independence standards defined in Nasdaq Marketplace Rule 5605(c)(2) and Rule 10A-3(b) of the Exchange Act, with respect to members of the Audit Committee;

▪	Messrs. Campbell, Becker, Gerhardt, and Winslow meet the enhanced independence standards defined in Nasdaq Marketplace Rule 5605(d)(2)(A) and Rule 10C-1(b)(1)(ii)(A) and (B) of the Exchange Act, with respect to members of the Human Resources and Compensation Committee;

▪	Mr. Carey is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, but is not independent within the meaning of Nasdaq Marketplace Rule 5605(a)(2) due to matters described under “Certain Relationships and Related Transactions” beginning on page 101 of this proxy statement;

▪	Mr. O’Shea is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, but is not independent within the meaning of Nasdaq Marketplace Rule 5605(a)(2) due to his recent service with us as an executive officer; and

▪	Mr. Silvester and Ms. Gregory are management directors and are not independent due to their service with us as executive officers.

For details about certain relationships and transactions among us and our executive officers and directors, see “Certain Relationships and Related Transactions.”

COMMITTEES OF THE BOARD

Our Board has six standing committees: the Audit Committee, the Human Resources and Compensation Committee, the Nominating and Governance Committee, the Risk Committee, the Investment Committee, and the Executive Committee. Details of the composition and primary responsibilities of each of the Board’s standing committees are summarized in the sections titled “Committee Membership” and “Information about our Committees” below.

Committee Membership

The Board appoints members of its committees annually, with the Nominating and Governance Committee reviewing and recommending committee membership. Interim changes to committee membership may be made by the Board, upon recommendation from the Nominating and Governance Committee, following director appointments, resignations, or periodic reviews considering the changing needs of our business or Board. When determining committee composition and leadership, both the Nominating and Governance Committee and the Board may consider a variety of factors including: committee composition requirements set out in each committee’s

Enstar Group Limited / 17 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

charter, individual director experience and qualifications, director independence, time commitments and constraints, the results of previous Board or committee evaluations, director tenure, succession planning and refreshment needs, diversity, and such other factors as thought appropriate from time to time.

Information About Our Committees

Our committees operate under written charters that have been approved by the Board, and each Committee reviews its charter annually and recommends any proposed changes to the Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting the Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. The primary responsibilities of each of our committees are described below.

Enstar Group Limited / 18 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Audit Committee
CHAIR	MEMBERS			MEETINGS HELD
IN 2023:
7

INDEPENDENCE
Robert J. Campbell	B. Frederick Becker	Susan L. Cross	Hitesh Patel	4 out of 4

Additional Information The Audit Committee’s Report is set forth beginning on page 95 of this proxy statement.

Primary Responsibilities

▪  Overseeing our accounting and financial reporting process, including our internal controls over financial reporting.

▪   Overseeing the quality and integrity of our consolidated financial statements.

▪   Engaging and overseeing the Company’s independent registered public accounting firm (taking into account the vote on shareholder ratification) and considering the independence, qualifications and performance of our independent auditors.

▪   Pre-approving compensation, fees and services of our independent auditors and reviewing the scope and results of their audit.

▪   Reviewing the performance of our internal audit function.

▪   Reviewing, and where appropriate approving, our internal audit function’s audit plan, staffing, budget, responsibilities and performance.

▪   Reviewing all related party transactions.

▪   Periodically reviewing our risk exposures and the adequacy of our controls over such exposures in coordination with our Risk Committee.

▪   Periodically reviewing the adequacy and effectiveness of the controls and procedures (including the level of assurance) applicable to our key ESG disclosures.

2023 Highlights

▪   Oversaw the recruitment and appointment of a new Chief Audit Executive.

▪   Oversaw and approved a change in accounting principle related to deferred charge assets in order to better reflect the economics of our run-off transactions, which was effected in the consolidated financial statements included in the Company’s 2022 Annual Report on Form 10-K.

▪   Reviewed continued enhancements to investor disclosures, including our earnings podcasts, investor presentations, and ESG Reports, supporting the further development and execution of our investor relations strategy.

▪   Confirmed arms’ length pricing of significant block share repurchases with CPP Investments and Stone Point, supporting the return of capital to investors.

▪   Conducted the annual review of the independent auditor relationship and fees, and recommended the retention of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024.

Independence

▪   Each member of the Committee is independent as defined in Exchange Act Rule 10A-3, adopted pursuant to the Sarbanes-Oxley Act of 2002, and in accordance with the listing rules of The Nasdaq Stock Market.

▪   The Board determined that each member of the Committee satisfies the criteria adopted by the SEC to serve as “audit committee financial experts” and each also meets the “financial sophistication” standard of The Nasdaq Stock Market.

Enstar Group Limited / 19 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Human Resources and Compensation Committee
CHAIR	MEMBERS			MEETINGS HELD
IN 2023:
6

INDEPENDENCE
B. Frederick Becker	Robert J. Campbell	Hans-Peter Gerhardt	Poul A. Winslow	4 out of 4

Additional Information

Additional information on the Human Resources and Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation - Compensation Discussion and Analysis.”

Primary Responsibilities

▪   Overseeing policies and strategies relating to talent, leadership and culture, including diversity, equity, and inclusion.

▪   Overseeing our management development and succession plans and processes.

▪   Determining the compensation of our executive officers.

▪   Establishing our compensation philosophy.

▪   Overseeing the development and implementation of our compensation programs, including our incentive plans and equity plans.

▪   Overseeing the risks associated with the design and operation of our compensation programs, policies and practices.

▪   Periodically reviewing the compensation of our directors and making recommendations to our Board with respect to the adequacy and structure of compensation.

▪   Maintaining sole authority to retain, terminate and approve fees and other terms of engagement of its compensation consultant and to obtain advice and assistance from internal or external legal, accounting or other advisors.

2023 Highlights

▪   Reviewed and recommended compensation for executive officers.

▪   Oversaw long-term incentive plan awards, including reviewing and establishing robust performance metrics.

▪   Reviewed quarterly updates on executive, and functional progress on individual, corporate scorecard and functional objectives.

▪   Reviewed Company-wide base salary budget.

▪   Continued to oversee the Company’s human capital and resources strategy, development and monitoring, including quarterly meetings with the CPO.

▪   Considered shareholder and proxy advisor feedback from engagement sessions, the 2023 Annual Meeting of Shareholders, and publicly available sources focusing on shareholder responsiveness to the 2023 “Say on Pay” vote. Approved enhanced executive compensation disclosures for inclusion in the Company’s 2024 Proxy Statement.

▪   Reviewed director compensation benchmarking against peers.

▪   Reviewed and recommended changes to the Company’s Share Ownership Guidelines, increasing the shareholding requirement for non-executive directors to five times their annual Board cash retainer and disallowing PSUs from counting towards minimum ownership requirements.

▪   Reviewed succession and development plans for members of senior management.

Independence

▪   The Board determined that each member of the Committee is independent and meets the additional eligibility requirements for Compensation Committee Members set forth in the listing rules of The Nasdaq Stock Market.

Enstar Group Limited / 20 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Nominating and Governance Committee
CHAIR	MEMBERS				MEETINGS HELD
IN 2023:
3

INDEPENDENCE
B. Frederick Becker	Sharon A. Beesley	Robert J. Campbell	Myron Hendry	Hitesh Patel	5 out of 5

Additional Information

Additional information regarding the Nominating and Governance Committee and the Company’s corporate governance structure and practices is provided above under the Section titled “Corporate Governance” beginning on page 1 .

Primary Responsibilities

▪   Establishing and overseeing the group’s organizational, governance and communication structures and confirming the operating effectiveness of each.

▪   Establishing director qualification criteria; identifying individuals qualified to become directors; and reviewing any candidates proposed by directors, management or shareholders for appointment or reappointment to the Board.

▪   Overseeing our Board succession planning process, and recommending annual director nominees to the Board and the Company’s shareholders.

▪   Reviewing the composition and function of the Board and its committees; recommending changes thereto; and recommending committee and leadership appointments to the Board.

▪   Overseeing the annual evaluation of the performance and effectiveness of the Board and its committees, and making any recommendations for improvement.

▪   Reviewing the composition and effectiveness of the group’s material subsidiary boards, and overseeing their adherence to the group’s established governance and communication frameworks.

▪   Advising the Board with respect to corporate governance-related matters.

2023 Highlights

▪   Reviewed and recommended changes to the Company’s Corporate Governance Framework including the adoption of a new Subsidiary Accountability Framework setting minimum and enhanced corporate governance and intragroup communication standards for the Company’s subsidiaries.

▪   Reviewed the composition of the Board and its committees, including progress against aspirational diversity targets and the operating effectiveness of the Board’s Diversity Policy, recommending periodic DE&I training and development opportunities for directors.

▪  Oversaw progress and completion of Board and committee effectiveness enhancement plans resulting from the 2022 annual Board and committee evaluation process.

▪   Considered shareholder and proxy advisor feedback from engagement sessions, the 2023 Annual Meeting of Shareholders, and publicly available sources.

▪   Reviewed the Company’s director candidate sourcing process against the current and future needs of the Company, its near- and long-term strategy, and industry and competitive landscape.

▪  Reviewed the ongoing appropriateness of the Company’s Bye-laws.

Independence

▪   Each member of the Committee is independent, as required by the listing rules of The Nasdaq Stock Market.

Enstar Group Limited / 21 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Risk Committee
CHAIR	MEMBERS			MEETINGS HELD
IN 2023:
4

INDEPENDENCE
Hitesh Patel	Susan L. Cross	Hans-Peter Gerhardt	Myron Hendry	4 out of 4

Additional Information Additional information regarding the Risk Committee and the Board’s oversight of risk is provided below under the Section titled “Board Oversight of Risk” beginning on page 29 .

Primary Responsibilities

▪   Assisting the Board in overseeing the integrity and effectiveness of the Company’s Enterprise Risk Management framework.

▪   Reviewing and evaluating the risks to which we are exposed, as well as monitoring and overseeing the guidelines and policies that govern the processes by which we identify, assess, and manage our exposure to risk.

▪   Reviewing and monitoring our overall risk strategy and Board-approved risk appetite and overseeing any significant mitigating actions required.

▪   Reviewing the Company’s forward-looking risk and solvency assessment and capital management.

▪  Periodically reviewing and approving the level of risk assumed in underwriting, investment and operational activities.

▪   Reviewing and monitoring the potential impact of emerging risks.

▪   Overseeing the Company’s ESG risks, strategies, policies, programs and practices.

2023 Highlights

▪   Monitored progress and achievement of the Company’s ESG goals.

▪   Oversaw the release of the Company’s inaugural DE&I Report and the adoption of a weighted average emission intensity limit on the Company’s fixed income investment portfolio.

▪  Oversaw in-depth risk reviews on key topics such as cybersecurity, TPA risk, business continuity, people risk, counterparty credit, reserve concentration, liquidity, and certain insurance supervision priorities.

▪   Oversaw the ongoing enhancement of our Risk Appetite Framework including investment and ESG risks.

▪   Oversaw the adoption of a Model Risk Management Policy to supplement our ERM Framework.

▪   Discussed information security topics and received regular cybersecurity reports and updates on cyber incidents.

▪   Regularly monitored the solvency and capital position of the Company and select subsidiaries, including capital forecasting.

▪   Reviewed and discussed emerging risks including risks relating to artificial intelligence, geopolitical tensions, climate change, proposed insurance regulations, and the U.S. debt ceiling.

Enstar Group Limited / 22 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Investment Committee
CHAIR	MEMBERS			MEETINGS HELD
IN 2023:
4

INDEPENDENCE
Robert J. Campbell	James D. Carey	Dominic Silvester	Poul A. Winslow	2 out of 4

Additional Information

For additional information regarding how the Investment Committee assists the Board in its oversight of risk, please refer to the summary of our risk oversight structure below under the Section titled “Board Oversight of Risk” beginning on page 29 .

Primary Responsibilities

▪   Determining our investment strategy.

▪   Developing and reviewing our investment policies and guidelines and overseeing compliance with these guidelines and various regulatory requirements.

▪  Overseeing our investments, including approval of investment transactions.

▪   Reviewing and monitoring the Company’s investment performance quarterly and annually against plan and external benchmarks agreed from time to time.

▪   Overseeing the selection, retention and evaluation of outside investment managers.

▪   Overseeing investment-related risks, including those related to the Company’s cash and investment portfolios and investment strategies.

▪   Overseeing our internal investment management function.

▪   Coordinating with other committees of the Board to assist with the implementation of the Company’s ESG strategy.

▪   Reviewing and approving the Company’s use of derivatives.

2023 Highlights

▪   Reviewed and approved the Company’s long-term strategic asset allocation and assessed the portfolio’s positioning in light of macro uncertainty over the next 12-18 months.

▪  Reviewed and assessed the results of a survey of 43 managers that manage approximately $13 billion of the Company’s assets for their ESG and DE&I adoption in support of the Company’s ESG strategy.

▪   Reviewed and assessed peer benchmarking study evaluating the Company’s 2022 investment returns against those of select peers using publicly available information.

▪   Approved a private asset backed finance mandate, given the attractiveness of the asset class in the current market environment.

▪   Received an update on the Investment Department’s target operating model, noting the growth in the team’s capabilities in correlation to the evolution of the Company’s investment portfolio.

Enstar Group Limited / 23 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Executive Committee
CHAIR	MEMBERS				MEETINGS HELD
IN 2023:
0

INDEPENDENCE
Robert J. Campbell	Hans-Peter Gerhardt	Paul J. O’Shea(1)	Dominic Silvester	Poul A. Winslow	3 out of 5

Additional Information

For additional information regarding the Executive Committee and its role, please refer to the Committee’s charter available on our website at http://www.enstargroup.com/corporate-governance

Primary Responsibilities

▪   To exercise the power and authority of the Board when the entire Board is not available to meet, except that the Executive Committee may not authorize the following:

–    the issuance of equity securities of the Company;

–    the merger, amalgamation, or other change in control transaction of the company;

–    the sale of all or substantially all of the assets of the Company;

–    the liquidation or dissolution of the Company;

–     any transaction that, in the aggregate, exceeds 10% of the Company’s total assets;

–     any action that requires approval of the entire Board by the Company’s Memorandum of Association or the Company’s Bye-laws; or

–     any action prescribed by applicable law, rule or regulation, including but not limited to those prescribed by listing rules or SEC regulations (such as those powers granted to the Compensation, Audit, and Nominating and Governance Committees and requiring independent director decisions).

2023 Highlights

▪   Because our full Board was able to meet throughout the year as needed, the Committee was not required to convene any meetings in 2023.

▪   Our Board reviewed the Committee’s charter in 2023, and determined that the Committee’s purpose and composition remain appropriate for the effective functioning of the Board.

(1) Mr. O’Shea was appointed to the Committee effective June 1, 2023.

Enstar Group Limited / 24 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

BOARD AND COMMITTEE OPERATIONS

Board Leadership Structure

Our Board is supportive of objective, independent leadership for itself and each of its committees. Our Board views the active, objective, independent oversight of management as central to effective Board governance, to serving the best interests of our Company and our shareholders, and to executing our strategic objectives and creating long-term value. This support is exemplified in our Board’s track record of: maintaining separate roles of Board Chair and Chief Executive Officer since 2011, having an independent director serve as our Board’s Chair for more than a decade, and appointing independent directors to serve as chairs of each of the Board’s committees for the last seven years.

Independent Board Leadership

The Board is currently led by an independent director, Robert Campbell, who has served as its Chair since 2011. Our Bye-laws and Corporate Governance Guidelines permit the roles of Board Chair and Chief Executive Officer to be filled by the same or different individuals, although our Board continues to express a preference for the separation of the two roles. This flexibility allows the Board to determine whether the two roles should be combined or separated based upon our Company’s evolving needs, strategy, operating environment, shareholder input, and the Board’s assessment of its leadership from time to time.

The Board believes that our shareholders are best served at this time by having an independent director serve as Chair. Our Board believes this leadership structure effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It gives primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while the Chair facilitates our Board’s independent oversight of management, promotes communication between senior management and our Board about issues such as company strategy and performance, leadership team development, succession planning, and executive compensation. Our Chair engages with shareholders, and supports the Board’s Nominating and Governance Committee’s consideration of key governance matters.

The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us. In the event our Board leadership model should change and our Board Chair were to no longer be independent, our Corporate Governance Guidelines provide an established Board Chair succession plan whereby the independent members of the Board will designate an independent director to act as the Lead Independent Director with clearly delineated responsibilities to ensure a minimum level of independent Board leadership is maintained.

Enstar Group Limited / 25 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Duties of our Board Chair

The following table outlines the key functions and responsibilities of our Board Chair.

Board Leadership

•       Presiding at meetings of the Board, including executive sessions of the independent directors

•       Calling meetings of the Board

•       Soliciting views and feedback from all Board members and prompting engagement

Board Priorities

•       Focusing on key issues and tasks facing our Company, and on topics of interest to our Board

•       Contributing to the annual performance review of the CEO, and participating in succession planning with our Human Resources and Compensation Committee

Board Culture

•       Serving as a liaison between the CEO and executive management team and the Board

•       Encouraging rigorous review, debate and challenge

•       Providing support, advice, and feedback from our Board to the CEO while respecting executive responsibility

•       Assisting our Board, Nominating and Governance Committee, and management in complying with our Corporate Governance Guidelines and promoting corporate governance best practices

Board Performance and Development

•       Promoting the efficient and effective performance and functioning of our Board

•       Consulting with our Nominating and Governance Committee on our Board’s annual self-evaluation

•       Preparing improvement plans to address areas identified during self-evaluation process and monitor progress

•       With our Nominating and Governance Committee, consulting in the identification and evaluation of director candidates’ qualifications and consulting  on committee membership and committee chairs

Board Meetings

•       Planning, reviewing, and approving meeting agendas for our Board

•       Approving meeting schedules to provide for sufficient time for discussion of agenda items

•       Advising the CEO and management of the information needs of our Board

•       Developing topics of discussion for executive sessions of our Board

Shareholders and Other Stakeholders

•       Consulting and directly communicating with shareholders and other key constituents, as appropriate

•       Leading annual shareholder engagement program to discuss executive compensation and corporate governance matters

•       Being available for communication with our primary regulators (with or without management present) to discuss the appropriateness of our Board’s oversight of management and our Company

Enstar Group Limited / 26 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Director Attendance at Meetings

We expect our directors to attend our annual general meeting of shareholders as well as all meetings of the Board and each committee on which they serve, absent extraordinary circumstances. In 2023, our Board held nine meetings and its committees held 24 meetings in aggregate, for a combined total of 33 Board and committee meetings. No incumbent director attended fewer than 75% of the total number of Board and applicable committee meetings held during the year ended December 31, 2023, in each case during the period that such director served. In addition, all directors serving on our Board at the time of our 2023 annual general meeting of shareholders attended the meeting.

Our independent directors also meet privately in executive session led by the Board Chair on a regular basis without our CEO or other members of management present.

Director Orientation and Continuing Education

We have a comprehensive orientation program for all new directors. This orientation program includes one-on-one meetings with senior management, visits to our headquarters when possible, and extensive written materials to familiarize new directors with our business, financial performance, strategic plans, director and executive compensation programs, and corporate governance policies and practices.

We also offer continuing education to assist directors in enhancing their skills and knowledge to better perform their duties and to recognize, and deal appropriately with, issues that may arise. These programs may be part of regular Board and committee meetings or provided by qualified third parties on various topics. In addition, the Company pays for all reasonable expenses for any director who wishes to attend an external director continuing education program approved by the Board’s Chair.

Board and Committee Evaluations

The Board recognizes that a robust and constructive evaluation process is an essential component of good corporate governance and Board effectiveness. Under the leadership of, and in consultation with, Board and committee Chairs, the Nominating and Governance Committee oversees the annual Board and committee evaluation process as well as the development and monitoring of any remediation plans.

Evaluation Process and Incorporation of Feedback

Our Board and each of its committees conduct separate annual self-evaluations. Each director evaluates the Board, the committees on which he or she serves, and individual director performance. Our annual evaluations typically cover areas such as: Board and committee efficiency and overall effectiveness; Board and committee composition and structure; performance of Board and committee leadership; director performance; strategic and performance abilities; Board and committee interaction with management; and quality of Board and committee meetings and materials. An overview of our annual Board and committee evaluation process is described below.

Enstar Group Limited / 27 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Determine Scope, Focus Areas, and Format	The formal self-evaluation may be in the form of written or oral questions administered by Board members, management, or third parties. Each year, our Nominating and Governance Committee, with input from Board and committee Chairs, discusses and considers the appropriate approach, including areas of focus, scope and format, and approves the selected evaluations.
Conduct Evaluation	Members of our Board and each of its committees participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board and committee effectiveness and individual director performance. In 2023, our Board evaluation was administered via written questionnaires supplemented by one-on-one interviews between each director and the Board Chair.
Review Feedback	Director feedback solicited from the formal self-evaluation process is discussed during Board and committee meetings and, where appropriate, addressed with individual directors and/or management.
Respond to Director Input	In response to feedback from the evaluation process, our Board and committees work to improve the effectiveness of their policies, processes, and procedures. Recent examples include enhancements to meeting materials and agenda topics, committee responsibilities, committee reports to the Board, the Board evaluation process, director on-boarding, director continuing education, and management interaction.

Enstar Group Limited / 28 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

BOARD OVERSIGHT OF RISK MANAGEMENT

Risk Management

Inherent in the Board’s responsibilities is an understanding of and effective oversight over the various risks facing the Company. The Board does not view risk in isolation. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk taking is essential for the Company to be competitive on a global basis and to achieve the Company’s long-term strategic objectives. Ensuring appropriate governance structures, processes and procedures are in place to provide for effective risk management that is aligned with strategy and embedded throughout our operations is fundamental to the Board. This facilitates:

▪	understanding critical risks in the Company’s business and strategy;

▪	allocating responsibilities for risk oversight among the full Board and its committees;

▪	evaluating the Company’s risk management processes and whether they are functioning adequately;

▪	facilitating open communication between management and Directors; and

▪	fostering an appropriate culture of integrity and risk awareness.

Our Risk Governance Documents

We are committed to responsible and rigorous risk management and through a comprehensive approach with a defined Enterprise Risk Management Framework ("ERM Framework") and Risk Appetite Framework (collectively, our "ERM Program"). Management and the Board regularly review the ERM Framework and Risk Appetite Framework to promote continuous enhancement and improvement. The ERM Framework sets forth roles, responsibilities, and accountability for the management of risk and describes how our Board oversees the establishment of our risk appetite, including both quantitative limits and qualitative statements and objectives for our activities. This framework of objective, independent Board oversight and management’s robust risk management better enables us to serve our clients, deliver long-term value for our shareholders, and achieve our strategic objectives.

Our ERM Framework serves as the foundation for consistent and effective risk management. It outlines the key risks that our Company faces: strategic risk, capital adequacy risk, acquisition/transaction risk, reserving risk, investment risk, liquidity risk, foreign exchange risk, credit/counterparty risk, operational risk, regulatory risk, tax risk, and ESG risk. It describes components of our risk management approach, including our culture of effectively managing risk, risk appetite, risk management processes, and risk management governance structure.

Our Risk Appetite Framework defines the aggregate levels and types of risk our Board and management believe appropriate to achieve our Company’s strategic objectives and business plans.

Our Risk Governance Structure

The Board, with the assistance of its committees, reviews and oversees our ERM Program, including management’s implementation of the same. Our risk governance structure is designed to complement our Board’s commitment to maintaining an objective, independent Board and committee leadership structure, and to fostering integrity over risk management throughout our Company.

A summary of our risk governance structure is set out below. Further details of our Company’s risk management policies, practices and framework are described in "Item. 1 Business - Enterprise Risk Management" of our Annual Report on Form 10-K for the year ended December 31, 2023.

Enstar Group Limited / 29 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Board of Directors

Our Board provides objective, independent oversight of risk and:

▪     Receives regular updates from our Risk Committee and other Board committees, providing our Board with integrated, thorough insight about how our company manages risk.

▪     Receives regular risk reporting from management including a report that provides updates on how key and emerging risks are being identified, assessed and mitigated. This includes comprehensive independent risk reviews of strategic initiatives (e.g. acquisitions).

▪     Periodically holds stand-alone sessions at (and between) Board meetings to discuss the risks that are considered prevailing or urgent, including those identified in management’s report on key risks. Examples of key risk stand-alone discussion topics include risks related to information security, cybersecurity, sustainability, and human capital management (including diversity, equity and inclusion).

▪    Oversees senior management’s development and implementation of our ERM Framework, our Risk Appetite Framework, and our capital, strategic, and financial operating plans.

▪     Oversees directly and through committees our financial performance, execution against capital, strategic, and financial operating plans, compliance with risk appetite parameters, and the adequacy of internal controls, each of which our management monitors.

▪     Directly oversees legal and compliance risk, and regularly receives updates from management on legal and compliance risk-related matters such as those arising from litigation.

▪     Considers risk when reviewing material transactions and in connection with strategic planning and other matters.

▪     Reviews and approves our ERM Framework and Risk Appetite Framework annually or more frequently in connection with material changes in the Company’s risk profile.

Risk Committee

Our Risk Committee has primary committee responsibility for overseeing the ERM Framework, our overall risk appetite, and material risks facing our company. The Committee regularly receives updates from management on risk-related matters and risk reporting from management and management risk committees, including a report that addresses and provides updates on key and emerging risks. The Committee also oversees senior management’s development of our ERM Framework and Risk Appetite Framework, and management’s alignment of our risk profile to our capital, strategic and operating plans. In addition, our Risk Committee approves our ERM Framework and Risk Appetite Framework on an annual basis and recommends them to the Board for approval.

Audit Committee

Our Audit Committee oversees the Company’s internal controls over financial reporting. The Committee receives direct reports on internal controls from the Company’s Internal Audit leadership, who meets with the Committee on a quarterly basis and maintains an open dialogue with the Committee’s Chair.

Human Resources and Compensation Committee

Our Human Resources and Compensation Committee oversees the development of our compensation policies and practices, which are designed to balance risk and reward in a way that does not encourage unnecessary or excessive risk-taking by our employees. The Committee also oversees and supports the Board in management succession planning.

Nominating and Governance Committee

Our Nominating and Governance Committee provides additional risk management oversight for corporate governance matters, including with respect to reviewing Board and Committee composition, and the Company’s relations with shareholders.

Investment Committee

Our Investment Committee provides additional risk management oversight for investment risk. The Committee regularly evaluates and tests the Company’s investment portfolio and investment strategies under various stress scenarios, oversees compliance with investment guidelines (which assists the Company in monitoring its investment-related risks), and it monitors and evaluates the Company’s internal investment management department and external investment managers.

Role of Management

While the Board and its committees oversee the ERM Program, the Company’s Risk Management function, headed by the Group Chief Risk Officer ("CRO"), is responsible for designing and operationalizing the various components of the ERM Framework throughout the group. The Company has robust internal processes and an effective internal control environment that facilitates the identification and management of risks and regular communication with the Board. This includes an enterprise risk management system utilizing a ’Three Lines Model’ with the first line comprising management designed and owned processes and controls, the second line comprising various risk, controls and compliance oversight functions established by management, and the third line comprising independent assurance from our Internal Audit function. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. To ensure independence, our CRO reports to the CEO and has direct access to the Chair of our Risk Committee. Additionally, our CRO participates in Board, Risk Committee, Audit Committee, and Investment Committee meetings. Our Chief Audit Executive also reports directly to the Audit Committee.

Enstar Group Limited / 30 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Selected Areas of Oversight

INFORMATION SECURITY

The Board, directly and through the Risk Committee, maintains oversight over the Company’s management of information security and cybersecurity risk. Primary responsibility for the Board’s role in oversight of the Company’s management of cybersecurity risk is delegated to the Risk Committee. The Risk Committee is responsible for reviewing, discussing with management, and overseeing the Company’s data privacy, information technology and security and cybersecurity risk exposures. The Company employs a multilayered, proactive approach to identify, evaluate, mitigate and prevent potential cyber and information security threats through its information security program, which is integrated into the Company’s broader ERM program. The Company’s information security program is supervised by our Global Chief Information Officer (CIO) and our Global Head of Information Security (GHIS). Our CIO and GHIS provide regular updates on cybersecurity risk and our information security program to the Risk Committee. These reports typically occur on a quarterly basis and include updates on current cyber risks, cybersecurity strategies and initiatives, event preparedness, the status of projects to strengthen our information security program, and the emerging cybersecurity threat landscape.

HUMAN CAPITAL MANAGEMENT

The Board is actively engaged in overseeing senior management development and succession as well as the Company’s key human capital management strategies. The Human Resources and Compensation Committee oversees succession planning, talent optimization initiatives, HR strategy, incentive compensation, and progress related to DE&I. The Nominating and Governance Committee oversees director succession planning. Both committees provide reports and feedback to the full Board for its collective review and discussion.

ENVIRONMENT

The Risk Committee oversees the management of long-term risks posed by climate change, including specific actions performed or to be performed to address the risks that climate changes poses to the Company. In addition, the Risk Committee reviews our sustainability programs and goals related to determining and reducing our climate impact in our operations and monitors our progress toward achieving such goals.

INTERNAL CONTROLS AND PROCEDURES

The Board’s risk governance framework supports the Audit Committee’s oversight of the Company’s internal controls and procedures. Our internal control system is supported by a program of internal audits and appropriate reviews, written policies and guidelines, and compliance training.

Enstar Group Limited / 31 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

Enstar has long emphasized corporate responsibility. Engagement with our shareholders has demonstrated that, although interest in ESG issues has existed for quite some time, there is a growing trend towards greater oversight, integration and reporting by companies on these issues. Many of the shareholders continue to express an interest in learning more about our ESG initiatives. We have placed increased emphasis on the importance of ESG to deliver the Company’s strategy for the benefit of its shareholders while recognizing our role in the wider community, and providing stakeholders with regular and transparent reporting regarding the Company’s ESG impacts. We are in the process of publishing our third annual ESG Report, Sustainability (SASB) Report, and Climate Change (TCFD) Report, along with our second annual Diversity, Equity, and Inclusion ("DE&I") Report, which forms part of our larger ESG Report this year. These disclosures will reflect the continuing progress of our ESG journey. For more information regarding our ESG initiatives and related matters or to obtain copies our annual ESG reports, please visit the “Sustainability” section of our corporate website.

ESG Strategy

Enstar’s ESG strategy is informed by a materiality assessment, and focused on three primary areas:

Addressing Climate Change	Sustainable Investing	Developing our Human Capital
Understand and mitigate the three major types of climate risk which may affect the sustainability of our business including insurance contracts we may assume.	Explore and improve the sustainable impact of our investment activities while maintaining our objective of obtaining the highest possible level of risk-adjusted investment returns consistent with the preservation of capital, liquidity, and prudent diversification.	Support a diverse, equitable and inclusive workforce to become an employer of choice that draws strength, opportunities, and financial growth from the diversity of our workforce.

2023 ESG Highlights

Select achievements from our 2023 ESG program are highlighted below:

We continued to strengthen our ESG reporting and risk management processes, embedding ESG considerations into relevant risk frameworks. We also established an ESG Scorecard for our reporting, enabling us to demonstrate our progress in this area over time.	We expanded our environmental reporting to include our first-ever disclosure of the Company’s Scope 3 greenhouse gas emissions, excluding those associated with our investment performance. We also completed our first submission to CDP and received a ’C’ score, in line with the global average for the 2023 Climate Change questionnaire.	We increased our total community contribution from 2022. We established new charity partnerships in Bermuda and the United Kingdom, and almost half of our employees globally took part in our company-sponsored volunteering program, a record level since the program’s inception.	We continued our long-term DE&I vision, mission, and strategy, which includes five-year objectives across five strategic pillars. We also expanded our people reporting to include our first ever disclosure of global ethnicity data, and introduced ESG metrics into all employees’ bonus plans.

Enstar Group Limited / 32 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

CODE OF CONDUCT

We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executives and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance by clicking on "Code of Conduct."

In addition, any shareholder may receive a copy of the Code of Conduct or any of our committee charters in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda. We intend to post any amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period. No such waivers currently exist.

SHAREHOLDER ENGAGEMENT AND COMMUNICATIONS WITH OUR BOARD

Shareholder Engagement

In an effort to continuously augment our corporate governance and compensation processes and communications, we participate in annual engagements with our diverse shareholder base in an effort to foster long-term relationships with all of our investors and maintain channels for open communication as a means of sharing two-way feedback.

In addition, we consistently seek feedback from the investment community to share with our management team and Board to deepen their understanding of shareholder concerns.

Shareholder Engagement and Communication Cycle

Summer	Fall	Winter	Spring

•     Hold annual shareholder meeting which is conducted virtually and easily accessible to all shareholders given our location in Bermuda.

•     Board reviews vote outcomes of annual shareholder meeting.

•     2nd Quarter Earnings and Audio Update.

•     Publish Mid-Year Review Investor Presentation and deliver investor presentations at respected industry conferences.

•     Board considers potential corporate governance or executive compensation changes.

•     Consider potential topics of discussion in preparation for annual shareholder engagement and proxy advisor meetings.

•     On occasion, we may engage with certain shareholders or proxy advisory firms off-cycle.

•     3rd Quarter Earnings and Audio Update.

•     We use the feedback from discussions with shareholders and proxy advisors in considering changes to governance and compensation practices.

•     Launch formal annual engagement program targeting shareholders that hold approximately 1% or more of our outstanding voting shares and proxy advisory firms to engage in discussions about our governance and compensation practices.

•     4th Quarter and Full Year Earnings and Audio Update.

•     Publish Full-Year Review Investor Presentation and deliver investor presentations at respected industry conferences.

•     Publish proxy statement and disclosure based on shareholder and proxy advisor feedback.

•     Begin preparations for annual shareholder meeting.

•     1st Quarter Earnings and Audio Update.

•     Publication of ESG, Sustainability (SASB), DE&I, and Climate Change (TCFD) Reports.

Enstar Group Limited / 33 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Shareholder Engagement and Communication in Practice

Led by our Board Chair (Mr. Campbell) and the Chair of both the Human Resources and Compensation Committee and the Nominating and Governance Committee (Mr. Becker), we spoke with a number of shareholders in 2024 representing approximately 23% of our outstanding voting ordinary shares as of December 31, 2023 and invited conversations with additional significant shareholders representing approximately 5% of our outstanding voting ordinary shares, who advised that they did not feel a need to meet with us this year. We also spoke to two major proxy advisory firms. Directors whose firms represent an additional 15% of our outstanding voting ordinary shares as of December 31, 2023 are actively involved in our Board’s oversight of compensation and governance matters, and were not included in the engagement program.

Topics discussed in engagement meetings with shareholders typically include governance practices, board composition and effectiveness, executive compensation, and our ESG program. The results of our shareholder engagement program are shared with the Board, our Human Resources and Compensation Committee, and our Nominating and Governance Committee.

Further details regarding our shareholder engagement program and actions taken by the Company in response to shareholder feedback may be found under "Executive Compensation - Compensation Discussion & Analysis - Results of Shareholder Vote on Compensation and Shareholder Engagement" beginning on page 45.

Communications with the Board

Shareholders and other interested parties may send written communications directed to the Board, a committee of the Board, the Board’s Chair, a committee Chair, independent directors as a group or an individual director, by mail to the address specified in this section. The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director.	Enstar Group Limited Attention: Corporate Secretary P.O. Box HM 2267 A.S. Cooper Building, 4th Floor 26 Reid Street Hamilton HM 11 Bermuda

Our Corporate Secretary’s office will review any communications sent to the Board and provide the Board with a summary and copies of communications that relate to the functions of the Board or a Board committee or that otherwise warrant Board attention. In addition, the Office of the Corporate Secretary may forward certain communications only to the Board’s Chair, the Chair of the relevant Board committee or the individual Board member to whom a communication is directed. Concerns relating to the Company’s accounting, internal accounting controls or auditing matters will be referred directly to members of the Audit Committee. Those items that are unrelated to the duties and responsibilities of the Board or its committees may not be provided to the Board by the Office of the Corporate Secretary, including, without limitation, business solicitations, advertisements and surveys; requests for donations and sponsorships; job referral materials such as resumes; unsolicited ideas and business proposals; and material that is determined to be illegal or otherwise inappropriate.

Enstar Group Limited / 34 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

OUR EXECUTIVE OFFICERS

Management of the Company is led by our executive officers. The following table presents information regarding our executive officers as of the date of this proxy statement.

Dominic Silvester       Chief Executive Officer

Biographical Information

Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Officer Since: 2001	Age: 63

Orla Gregory       President

Biographical Information

Orla Gregory was appointed President in March 2023. She previously served as our Chief Operating Officer from July 2016 to March 2023 and concurrently as our Chief Financial Officer from September 2021 to March 2023. Since joining us in 2003, Ms. Gregory has held increasingly senior roles, including Chief Integration Officer from 2015 to 2016, Executive Vice President of Mergers and Acquisitions of our subsidiary, Enstar Limited, from 2014 to 2015, Senior Vice President of Mergers and Acquisitions from 2009 to 2014, and Financial Controller from 2003 to 2009. Ms. Gregory previously served as a Financial Controller of Irish European Reinsurance Company Ltd. in Ireland, an Investment Accountant with Ernst & Young Bermuda, and as a Financial Accountant for QBE Insurance & Reinsurance (Europe) Limited.

Officer Since: 2015	Age: 50

Nazar Alobaidat       Chief Investment Officer

Biographical Information

Nazar Alobaidat joined the Company as Chief Investment Officer in 2016. He formerly served as Managing Director and CIO of AIG Property Casualty's U.S., Canada and Bermuda regions and was with AIG from 2009-2016. Prior to that, he served as Vice President within the investment banking division of Lehman Brothers and Barclays Capital, specializing in derivatives and financing transactions for corporate clients of the investment bank. He previously served in the capital markets group of Deloitte from 2001-2006. Mr. Alobaidat is a Certified Public Accountant with a master's degree from the University of Florida.

Officer Since: 2019	Age: 46

Enstar Group Limited / 35 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Paul Brockman       Chief Operating Officer & Interim CEO of Enstar (EU) Limited

Biographical Information

Paul Brockman was appointed Interim CEO of Enstar (EU) Limited ("Enstar EU") in January 2024, in addition to his role as Group Chief Operating Officer, which he has held since March 2023. Mr. Brockman joined the Company in 2012 and has held several senior positions during this time, including as Group Chief Claims Officer from September 2020 to January 2024, and as President and Chief Executive Officer of Enstar (US) Inc. ("Enstar US") from July 2016 to September 2020. He also served as President and Chief Operating Officer of Enstar US from November 2014 to July 2016, and as Senior Vice President, Head of Commutations for Enstar US from October 2012 to November 2014. Before joining the Company, he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London.

Officer Since: 2016	Age: 51

Audrey Taranto       General Counsel

Biographical Information

Audrey Taranto has served as General Counsel since February 2019. From June 2017 to February 2019, she served as Group Head of Legal and from to April 2012 to June 2017 as SVP, Securities Counsel. She continues to serve as the Company’s Corporate Secretary, a position she has held since 2012. Prior to 2012, she was Senior Counsel and Assistant Corporate Secretary at Cigna Corporation and an Associate in the corporate department of Drinker Biddle & Reath LLP.

Officer Since: 2020	Age: 44

Matthew Kirk       Chief Financial Officer

Biographical Information

Matthew Kirk was appointed Chief Financial Officer in March 2023. Mr. Kirk, who joined the Company in April 2020, served as Group Treasurer from April 2020 to February 2023, where he was responsible for raising and efficiently allocating capital and liquidity across the Group. Previously, Mr. Kirk held executive roles at Sirius International Insurance Group, including Group Treasurer and Head of Investor Relations, and President, Managing Director of Sirius Investment Advisors. Mr. Kirk was also an Assurance and Business Advisory Manager at Arthur Andersen. Mr. Kirk holds a B.S. in Accounting from the University of Delaware and an MBA from Columbia University. He is also a Certified Public Accountant (inactive).

Officer Since: 2022	Age: 50

Enstar Group Limited / 36 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

David Ni       Chief Strategy Officer

Biographical Information

David Ni was appointed Chief Strategy Officer in May 2022. Mr. Ni, who joined the Company in 2019, served as Executive Vice President, Mergers & Acquisitions from 2019 to 2022. Prior to joining the Company, Mr. Ni spent his career as an investment banker working in the U.S. and in Asia, and was a Managing Director at Deutsche Bank with responsibility for leading M&A in financial services. Prior to that, he was with Goldman Sachs for more than 10 years covering the financial services sector. Mr. Ni graduated with a Bachelor’s degree from Harvard.

Officer Since: 2022	Age: 40

Laurence Plumb       Chief of Business Operations

Biographical Information

Laurence Plumb was appointed Chief of Business Operations in May 2022. Mr. Plumb, who joined the Company in April 2020, served as Director of Operational Performance from April 2020 to May 2021, and Deputy Group COO from May 2021 to May 2022. Previously, Mr. Plumb worked in Financial Services in London for more than 13 years, focused on Financial Planning and Analysis and Capital Management at the Global Health Insurer BUPA and at RSA Insurance Group. He trained in Deloitte's Insurance and Investment Management Audit Practice and is a Fellow Chartered Accountant (FCA) of the Institute of Chartered Accountants in England and Wales (ICAEW). Mr. Plumb graduated with a Master's degree in Modern Languages from Cambridge University.

Officer Since: 2022	Age: 40

Seema Thaper       Chief Risk Officer

Biographical Information

Seema Thaper was appointed Chief Risk Officer in September 2021. Ms. Thaper, who joined the Company in July 2019, served as Deputy Chief Transaction Actuary from July 2019 to January 2020, and as Chief Transaction Actuary from January 2020 to September 2021. Prior to joining the Company, Ms. Thaper was a Director in Deloitte's Actuarial Insurance practice leading the UK General Insurance Actuarial Advisory team. With more than 15 years of consulting experience before joining us, her work has spanned across a broad cross section of the P&C Insurance market. Ms. Thaper is a Fellow of the Institute and Faculty of Actuaries.

Officer Since: 2022	Age: 43

Enstar Group Limited / 37 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

DIRECTOR COMPENSATION

Our Human Resources and Compensation Committee is responsible for periodically reviewing and making recommendations to our Board regarding all matters pertaining to compensation paid to directors for Board, Board leadership and committee service. The Human Resources and Compensation Committee conducts a comprehensive review of non-employee director compensation biennially. Directors who are employees of the Company receive no fees for their services as directors.

In making non-employee director compensation recommendations, the Human Resources and Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of directors and committee members generally, the responsibilities of Board and committee chairs, and the amount of compensation paid to directors by comparable companies. The charter of the Human Resources and Compensation Committee also authorizes the Committee to engage and work with our independent compensation consultant in connection with its review and analysis of director compensation, if and when it deems appropriate. The Board reviews the recommendations of the Human Resources and Compensation Committee and determines the form and amount of director compensation.

Effective January 1, 2022, we revised the structure and amounts of our director retainer fees and removed meeting fees following a comprehensive review completed by the Human Resources and Compensation Committee during 2021. The amounts remained the same for 2023. The Human Resources and Compensation Committee again undertook a comprehensive review of the director compensation program in 2023 and determined it was appropriate to revise the amount of the annual retainer fee for non-employee directors other than the Chairman of the Board, increasing it from $200,000 to $250,000, payable half in cash and half in restricted ordinary shares subject to a one-year vesting period, effective January 1, 2024.

Enstar Group Limited / 38 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Annual Director Compensation Program

In 2023, our director compensation program included:

▪	a retainer payable quarterly for non-employee directors, and additional retainers payable quarterly for the Chairman of the Board, committee chairs and committee members; and

▪	an equity retainer payable annually in the form of restricted ordinary shares with a one-year vesting period for non-employee directors and the Chairman of the Board.

Our director, Board leadership and committee retainer fees in place as of December 31, 2023 are set forth below. Committee retainer fees differ due to workload and composition of each committee and are periodically evaluated by the Human Resources and Compensation Committee.

2023 Retainer Fees(1)	Annual Amounts Payable
Non-Employee Directors(2)	$200,000
Chairman of the Board(3)	$350,000
Audit Committee Chair	$35,000
Audit Committee Member	$15,000
Human Resources and Compensation Committee Chair	$25,000
Human Resources and Compensation Committee Member	$10,000
Risk Committee Chair	$20,000
Risk Committee Member	$10,000
Investment Committee Chair	$15,000
Investment Committee Member	$10,000
Nominating and Governance Committee Chair	$15,000
Nominating and Governance Committee Member	$8,000

(1)	Committee Member retainer fees are not payable to the chair of such committee or any member who is an employee of the Company.

(2)	The Non-Employee Director retainer fee is payable to all non-employee directors other than the Chairman of the Board. The Non-Employee Director retainer fee is payable half in cash and half in restricted ordinary shares subject to a one-year vesting period.

(3)	The Chairman of the Board retainer fee is payable half in cash and half in restricted ordinary shares subject to a one-year vesting period.

Deferred Compensation Plan

The Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the "Deferred Compensation Plan") provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his or her cash or equity compensation until retirement or termination and (ii) to receive all or a portion of his or her cash compensation for services as a director in the form of our ordinary shares instead of cash.

Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director leaves the Board. The lump sum share unit distribution is made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. A director's participation in the Deferred Compensation Plan does not affect the vesting schedule of the equity portion of the retainer fees described above.

Enstar Group Limited / 39 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Director Compensation Table

The following table summarizes the 2023 compensation of our non-employee directors who served during the year.

Name(1)	Fees Earned or Paid in Cash(2)(3)	Stock Awards(4)	Total
Robert J. Campbell	$243,000	$175,000	$418,000
B. Frederick Becker	$155,000	$100,000	$255,000
Sharon A. Beesley	$108,000	$100,000	$208,000
James D. Carey(5)	$110,000	$100,000	$210,000
Susan L. Cross	$125,000	$100,000	$225,000
Hans-Peter Gerhardt	$120,000	$100,000	$220,000
Myron Hendry	$118,000	$100,000	$218,000
Paul J. O’Shea(6)	$75,000	$108,333	$183,333
Hitesh Patel	$143,000	$100,000	$243,000
Poul A. Winslow	$120,000	$100,000	$220,000

(1)	Dominic Silvester and Orla Gregory are not included in this table as they are employees of the Company and thus received no compensation for their services as directors. For information on the compensation received by Mr. Silvester or Ms. Gregory as employees of the Company, see "Executive Compensation."

(2)	Director fees listed in this column may be deferred by directors under the Deferred Compensation Plan.

(3)	Share units (rounded to the nearest whole share) acquired in lieu of the cash compensation portion of director retainer fees for 2023 under the Deferred Compensation Plan were as follows: (a) Mr. Campbell — 1,023 units; (b) Mr. Carey — 463 units; and (c) Mr. Patel — 482 units. Total share units under the Deferred Compensation Plan held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table. Mr. Gerhardt received 503 ordinary shares in lieu of fees earned in cash for 2023.

(4)	This column lists the aggregate grant date fair value of Enstar restricted ordinary shares awarded to directors as part of their Board retainer and Chairman of the Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. The value of the restricted ordinary shares is determined based on the closing price of our ordinary shares on the grant date. For information on the valuation assumptions with respect to awards made, refer to Note 22 to our consolidated financial statements for the year ended December 31, 2023, as included in our Annual Report on Form 10-K for the year ended December 31, 2023. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors. Restricted ordinary shares are subject to a one-year vesting period and are forfeited in their entirety if a director leaves the Board prior to the vesting date. Restricted ordinary share awards listed in this column may be deferred by directors under the Deferred Compensation Plan in the form of restricted share units, subject to the same one-year vesting period ("RSUs"). The number of restricted ordinary shares or RSUs (rounded to nearest whole share) acquired by our directors during 2023 was as follows: (a) Mr. Campbell — 753 RSUs; (b) Mr. Becker — 430 restricted ordinary shares; (c) Ms. Beesley — 430 restricted ordinary shares; (d) Mr. Carey — 430 RSUs; (e) Ms. Cross — 430 restricted ordinary shares; (f) Mr. Gerhardt — 430 restricted ordinary shares; (g) Mr. Hendry — 430 RSUs; (h) Mr. O'Shea — 466 restricted ordinary shares; (i) Mr. Patel — 430 RSUs; and (j) Mr. Winslow — 430 RSUs. Fractional amounts are payable in cash at the time of vesting. Total restricted ordinary shares and RSUs held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(5)	Mr. Carey holds fees accrued for his service as a director solely for the benefit of Stone Point Capital, of which he is President.

(6)	Mr. O'Shea retired from his role as President of the Company effective March 1, 2023. Mr. O'Shea was compensated as a non-employee director commencing on equal date.

Enstar Group Limited / 40 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Executive Compensation

Proposal No. 2 – Advisory Vote to Approve Executive Compensation	42
Compensation Discussion and Analysis	43
Executive Compensation Tables	75
Equity Compensation Plan Information	87
Pay Versus Performance	87
CEO Pay Ratio	92

Enstar Group Limited / 41 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Proposal 2:
Advisory Vote to Approve Executive Compensation

WHAT AM I VOTING ON?

Shareholders are being asked to approve, on an advisory basis, the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis beginning on page 43 and the Executive Compensation Tables beginning on page 75.

RECOMMENDATION

The Board recommends a vote FOR the advisory vote to approve executive compensation

ADDITIONAL INFORMATION

We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.

Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our named executive officers for 2023.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.

We ask our shareholders to approve the compensation of our executive officers by voting “FOR” the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Enstar Group Limited / 42 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) provides a summary of our executive compensation philosophy and programs and describes the compensation decisions we have made under these programs and the factors considered in making those decisions. Our executive compensation programs support the Company’s growth strategy and are aligned to create long-term shareholder value. This CD&A and the Executive Compensation Tables focus on compensation of our Named Executive Officers (“NEOs”) for 2023. Contributions by each of our NEOs in 2023 are described more fully in this CD&A.

Our NEOs

Dominic Silvester Chief Executive Officer (“CEO”) and co-founder

Matthew Kirk(1) Chief Financial Officer (“CFO”)

Orla Gregory(2) President (also served as CFO during 2023)

David Ni Chief Strategy Officer (“CSO”)

Paul Brockman(3) Chief Operating Officer & Interim CEO of Enstar (EU) Limited (“COO”)

Nazar Alobaidat Chief Investment Officer (“CIO”)

(1)	Matthew Kirk, previously the Company’s Treasurer, was appointed as CFO effective March 2, 2023.

(2)	Orla Gregory, previously CFO, was appointed as President effective March 2, 2023.

(3)	Paul Brockman was appointed as our COO effective March 2, 2023. He also served as Chief Claims Officer through 2023, a position he has held since September 2020.

Company Performance

In 2023, the Company delivered net income attributable to ordinary shareholders of $1.1 billion, return on equity of 24.2%, and growth in book value per share of 31.0%. This result was driven by total investment return of $1.3 billion, net investment income of $647 million, and favorable run-off liability earnings of $131 million. The Company also achieved strategic and operational successes, completing several significant transactions, including a $2 billion loss portfolio transfer with longstanding partner QBE and a bespoke transaction with AIG to provide protection on its retained exposure to adverse development on loss reserves following the sale of an operating subsidiary. We also

Enstar Group Limited / 43 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

successfully generated and managed excess capital, repurchasing a total $532 million of shares in 2023 at prices that were accretive to our book value.

The graphs below show our performance versus the peer median in growth in book value per common share (compounded annually) during the three- and one-year periods ended December 31, 2023 and return on equity for the same time periods. Although relative performance metrics are not built into our incentive programs because of the unique nature of our business (as described in “- Peer Group” below), our Human Resources and Compensation Committee (the “Compensation Committee”) monitors our performance versus our peers for background information purposes.

*Source: Publicly filed financial information for peer company data. Peer group includes the companies selected as our peers by our Human Resources and Compensation Committee, as described in “- Peer Group.”

Objectives of our Executive Compensation Program

Our Compensation Committee is responsible for establishing the philosophy and objectives of our executive compensation program, designing and administering the various elements of our executive compensation program, and assessing the performance of our executive officers and the effectiveness of our compensation program.

We operate in a competitive and rapidly evolving industry, and we believe that the skill, talent, judgment, and dedication of our executive officers are critical to increasing the long-term value of the Company. Despite the exit of some companies from the legacy market, the acquisition and management of companies and portfolios in run-off continues to be competitive. Attracting, retaining and properly incentivizing key executives and employees in this competitive environment remains a priority for the Board and the Compensation Committee.

We therefore strive to maintain an executive compensation program that will:

▪	incentivize performance consistent with clearly defined corporate objectives;

▪	align our executives’ long-term interests with those of our shareholders;

▪	competitively compensate our executives; and

▪	retain and attract qualified executives to drive our long-term success.

We have long identified growing our book value per share and return on equity as our key corporate objectives, and we believe that long-term growth in book value and consistent returns on equity are important measures of our financial performance. Success in delivering on these measures is driven primarily by growth in our net earnings, which is in turn driven in large part by: (i) successfully pricing and completing new run-off transactions; (ii) effectively managing claims to generate run-off liability earnings; (iii) effectively managing our investments to deliver attractive risk-adjusted returns; and (iv) prudently managing our capital.

2023 Financial Metrics

For 2023, we used several financial metrics in our annual and long-term incentive compensation programs, which include: (i) Adjusted Return on Equity (“Adjusted ROE”), (ii) three-year growth in Fully Diluted Book Value per Share (“FDBVPS”), and (iii) three-year average Adjusted ROE. Adjusted ROE and FDBVPS are non-GAAP financial measures that we disclose for investors to use in evaluating the performance of our business. For a complete description of these financial measures and a reconciliation to the related GAAP figure refer to Appendix A - “Non-GAAP Financial Measures.”

Enstar Group Limited / 44 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Roles of Executive Officers

The Compensation Committee makes compensation determinations for all of our executive officers. As part of the determination process for 2023, Mr. Silvester, our CEO, assessed our overall performance and the individual contribution of each member of the executive leadership team, providing commentary to the Compensation Committee. Mr. Silvester also reviewed the prior year’s compensation and made recommendations for salary adjustments and annual incentive awards for each executive officer, taking into consideration each executive’s achievement of his or her operational performance objectives. The Compensation Committee meets in executive session without executive officers to evaluate the recommendations, review the performance of all of the executive officers, discuss CEO compensation, and make final compensation decisions.

Ms. Gregory, our President, attends portions of the meetings of our Compensation Committee to provide information relating to our financial results and plans, performance assessments of our executive officers, human resources strategies and other personnel-related data, and she supports Mr. Silvester in preparing recommendations to the Compensation Committee.

Results of Shareholder Vote on Compensation and Shareholder Engagement

At last year’s annual general meeting held on June 1, 2023, our shareholders approved the compensation of our executive officers with 63% of the total votes cast in favor of the proposal. The Compensation Committee strives for a higher level of shareholder approval, and we focused our engagement efforts in early 2024 to understand shareholder concerns and facilitate continued dialogue between shareholders and our Compensation Committee members.

We have a long-standing shareholder outreach program in which we routinely interact with shareholders and two major proxy advisory firms on a number of matters, including executive compensation. We have taken, and continue to take, the feedback we receive from our shareholders and advisory firms into account in making compensation decisions and designing future compensation programs. The timing, structure, and participants of our shareholder engagement program are detailed in “Corporate Governance - Shareholder Engagement” above.

Specific shareholder comments relating to compensation practices and the Compensation Committee’s responses are set forth below.

Enstar Group Limited / 45 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Shareholder Comment	Compensation Committee Action / Rationale
Explain rationale for use of LTI awards that are not expected to be part of an annual grant cycle	The CD&A summarizes the rationale for long-term equity incentive (“LTI”) award practices, including for those executives who do not receive annual LTI awards primarily for legacy reasons, like the CEO and President, and for executives who received an off-cycle, “cliff” vesting RSU award in 2023. We are committed to continue to describe the rationale for any future off-cycle grants.
Some shareholders expressed a desire to see increased weighting towards financial metrics within the Annual Incentive Compensation Program (“AIP”)	The Compensation Committee acknowledges that financial metrics are an important part of annual compensation, and we give substantial weighting to Adjusted ROE in calculating executive annual incentive awards. However, our strategy often leads to volatility within a one year period that is not reflective of the success of the strategy in creating long-term value for shareholders. In structuring the AIP for 2023, we maintained corporate and individual components of awards using a balanced scorecard approach, which is more fully described below. For 2024, the Compensation Committee has increased the weighting towards the financial component of executive annual incentive awards, with a further increase in weighting planned for 2025 as part of a stepped approach to address shareholder concerns.

Some shareholders expressed concern that the vesting period for the CEO’s long-term equity incentive award (the “JSOP Award”) was extended in 2022 at a time when Company stock price was not above the hurdle.

Other shareholders acknowledged the increased hurdles maintained the award’s performance rigor.

The JSOP Award was amended as an alternative to granting a new equity award in connection with the extension of the CEO’s employment term to January 2025. From and after March 2021, when the CEO’s employment term was extended, the Compensation Committee periodically discussed different possibilities for structuring a long-term component of CEO compensation to apply to the additional two-year period and to incentivize performance for the entirety of the extended agreement term. Ultimately, the Compensation Committee determined that extending the previously designed JSOP Award to align to the extended employment term was preferable to structuring and granting a new bespoke award, and that commensurately increasing the performance hurdle maintained the award’s rigor. The Compensation Committee has committed to refrain from further extensions of the JSOP Award.
The CEO employment contract was amended in 2022 to extend its term, but the single-trigger change in control provision, which conflicts with investor policies and preferences, was not removed.	The Compensation Committee understands this concern and has limited this provision to the Company’s CEO. The CEO employment contract was amended in connection with an extension in March 2021 of the CEO’s employment term. In July 2022, the JSOP Award was also extended to cover this longer term. The changes to the CEO employment contract in 2022 were limited to those necessary to conform certain sections related to the JSOP Award to the extended award term. The Compensation Committee understands that shareholders expect single trigger provisions to be removed if an agreement is amended. However, as a practical matter, the Compensation Committee agreed with the CEO not to open negotiations relating to any part of the employment agreement outside of the extension. The Compensation Committee has committed to not entering into single-trigger arrangements in future executive employment agreements.
Include detailed disclosure of objectives that make up qualitative components of executive compensation	In the CD&A for 2023, we continue to include more detailed descriptions and tabular disclosure of the weightings of specific performance objectives that make up the qualitative components of executive compensation. Beginning with the CD&A in this proxy statement, we have added NEO compensation summaries that detail compensation decisions for each NEO separately to enhance our disclosure in response to shareholder feedback.
Some shareholders expressed a preference that we avoid using the same performance measure in both short and long-term awards	In 2022, we eliminated the growth in FDBVPS metric from the AIP, including it only in our PSUs; this removed one of two metrics considered “overlapping.” After consideration, the Compensation Committee continued to use an Adjusted ROE one-year metric in the AIP and an average annual Adjusted ROE three-year metric in half of our PSU awards in 2023 because (i) we manage our business, build our forecast, and measure our performance using Adjusted ROE each year and (ii) we distinguish one-year Adjusted ROE in the AIP from the three-year average Adjusted ROE in the PSU metric, since the latter utilizes a longer term view of corporate performance.

Enstar Group Limited / 46 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Principal Elements of Executive Compensation and Allocation Among Elements

Compensation Elements

Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and LTI compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the principal elements of our executive compensation as well as the other components of our program, each of which is described in more detail later in this proxy statement.

	Element	Description	Key Features
FIXED	Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of skills, experience and performance.	▪ Provides a base component of total compensation ▪ Established largely based on scope of responsibilities, market conditions, and individual and Company factors
AT-RISK	Annual Incentive Compensation	Provides “at risk” cash pay that reflects annual Company performance and individual performance.

▪   Aligns executive and shareholder interests

▪   Rewards performance consistent with financial results and corporate and individual operational performance objectives that are designed to drive the Company’s annual business plan and critical business priorities

LTI Compensation

Includes (a) PSUs that “cliff vest” following a three-year performance period subject to the Company’s achievement of financial performance metrics, (b) RSUs that are subject to time- and service-based vesting conditions, and (c) for our CEO, the JSOP Award granted in 2020 that “cliff vests” following a five-year performance period subject to the Company’s share price growth with a payout level determined by appreciation and the achievement of a financial performance metric.

▪   Aligns executive and shareholder interests

▪   Drives long-term performance and promotes retention

▪   Heavily weighted towards performance-based awards

▪   PSUs do not vest unless performance measurements are met

▪   PSU vesting occurs within a range of 50-60% to 150-200% depending on the level of achievement

▪   JSOP Award vesting requires share price hurdle to be met on the vesting date. Additionally, the value of the award will be reduced by 20% if a performance condition tied to fully diluted book value per share is not also achieved

BENEFITS AND SEVERANCE	Other Benefits and Perquisites

Reflects the local market and competitive practices such as retirement benefits, and, in the case of our Bermuda headquarters, payroll and social insurance tax contributions. Our CEO’s employment agreement also provides benefits related to residing in Bermuda including allowances for housing and certain travel expenses.

▪   Provides benefits consistent with certain local market practices in order to remain competitive in the marketplace for industry talent and incentivizing certain expatriates to work primarily from Bermuda

▪   Promotes retention of executive leadership team

	Employment Agreements	Provides certain protections for executives and their families in the event of death or long-term disability, termination, or change in control, as well as certain other benefits.

▪   Provides Enstar with protections such as restrictive covenants

▪   Promotes retention over a multi-year term and a sense of continuity among the leadership team

▪   Consistent with competitive conditions and legal requirements in Bermuda

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Compensation Allocation Among Elements

While we do not have a pre-established policy or target for the allocation of the components of our program in a given year, the Compensation Committee believes that a meaningful portion of each executive’s total compensation should be “at-risk” and performance-based. Performance-based elements include our Annual Incentive Compensation Program (“AIP”) awards (a “bonus award”) and our JSOP and PSU LTI awards. “At-risk” elements include the performance-based elements and RSUs.

Our approach to allocating compensation among elements is split between: (i) long-standing executives (Dominic Silvester and Orla Gregory) who historically have had a target bonus award of 145-150% of base salary and have been on a once-every-three-year LTI award cycle that began in 2014; and (ii) those who joined the executive team more recently who have target bonus awards of 100-150% of base salary and were eligible to receive annual LTI awards at 100% of base salary. From time to time, where a more recently appointed executive has taken on an elevated level of responsibility, or retention risk is identified, an LTI award beyond the annual LTI eligibility may be considered; these often take the form of cliff-vested RSU LTI awards. In a year where a long-standing executive is not due for an LTI award, or where a special retention RSU LTI award is made to a more recently appointed executive, the percentage of total compensation allocated to performance-based compensation may be lower, but the Compensation Committee believes the performance-based components remain material, particularly with respect to the long-standing executives. For example, the PSUs within the once-every-three-year LTI awards granted to Ms. Gregory in 2020 failed to vest at the end of 2022, as financial results were below the applicable threshold level of performance.

Role of Compensation Consultants

The Compensation Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors and, before selecting a consultant or advisor, must consider its independence. In 2023, the Compensation Committee directly engaged McLagan, a human capital solutions division of Aon plc (“Aon”) for LTI design and advice and benchmarking total compensation for certain executives and non-executive functional leaders. McLagan’s fees for its services during 2023 were $102,580. Aon is the parent company of subsidiaries that provide insurance brokerage-related services to our subsidiaries and affiliates unrelated to the compensation consulting services. Fees for these Aon services were $16,684 for 2023, and constituted a de minimis portion of Aon’s 2023 revenue (less than 1%). The Compensation Committee assessed the independence of McLagan in light of applicable SEC and Nasdaq rules and reviewed responses from the consultant addressing factors related to its independence. Following this review, the Compensation Committee concluded that the firm was independent and that their advisory services did not raise any conflicts of interest.

Peer Group

In making compensatory decisions with respect to the 2023 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the Compensation Committee reviewed publicly available executive officer compensation information described in the periodic filings of a group of other publicly traded companies in our industry. During its review of our peer group in 2023, the Compensation Committee removed one peer company due to merger activity, and determined that it was appropriate to otherwise maintain the same peer group for 2024.

The Compensation Committee generally seeks to include in our peer group companies that fall approximately within our size guidelines and include comparable aspects of our business. However, establishing a reliable peer group presents challenges for Enstar because our primary business is acquiring and operating (re)insurance companies and portfolios in run-off, whereas most in our industry focus primarily on writing new (re)insurance business. Run-off is a niche within the insurance industry, fragmented with several privately-held specialist managers, and divisions within significantly larger insurance franchises.

While pay at our peer companies is generally relevant to provide a frame of reference to the Compensation Committee in determining executive compensation, the Compensation Committee reviewed the compensation paid by these companies for informational and overall comparison purposes only. While we sometimes use peer benchmarking as a guide in setting executive compensation, we did not compensate our executives to align with a specific benchmark or target percentile or precise position within our peer group. Instead, we sought only to be

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generally competitive relative to our peers with the compensation we offer our executives. We take this approach due to the significant business model and operational differences between us and our most similar peers.

The following companies were reviewed to provide an overall backdrop to the Compensation Committee’s decisions:

•	Arch Capital Group Ltd.	•	Hanover Insurance Group	•	Selective Insurance Group
•	Assured Guaranty Ltd.	•	Hiscox Ltd.	•	SiriusPoint Ltd.
•	AXIS Capital Holdings	•	Markel Corporation	•	White Mountains Insurance Group
•	Essent Group Ltd.	•	RenaissanceRe Holdings Ltd.	•	W.R. Berkley
•	Everest Re Group Ltd.

The peer group selection process focused on three criteria, which was consistent with prior years: (i) industry; (ii) geography (with a significant preference for the use of Bermuda companies); and (iii) size, with reference to: (A) total shareholders’ equity within approximately 0.5 to 2.5 times of our total shareholders’ equity and (B) total assets within approximately 0.5 to 2.5 times of our total assets.

Industry. Given the lack of companies directly comparable to Enstar, we have designed our peer group around companies primarily focused on property and casualty (re)insurance, which are the companies against which we compete for talent. Where possible, we look for aspects of other companies that reflect elements similar to operations or strategies we have.

Geography. Publicly traded Bermuda companies (or publicly traded companies domiciled elsewhere with prominent Bermuda operations) are most relevant because these are the companies against which we generally compete for talent, and the Compensation Committee believes market conditions across other Bermuda-based companies are largely what drives executives’ views as to whether they are compensated competitively. We also include several companies domiciled in the United States and one in the United Kingdom in our peer group for diversification given our subsidiaries’ presence in these locations.

Size. Our earnings are derived primarily from Run-Off Liability Earnings and Total Investment Return rather than revenue, making peer comparison on the basis of revenue not a useful metric for us. The Compensation Committee designed our peer group targeting companies with approximately 0.5 to 2.5 times our shareholder equity or total assets (measured using financial data available at the time of consideration). As a balance sheet driven company with a business model that does not generate significant gross written premium or other revenue-like measure, we believe these metrics are the most relevant for the purpose of making a peer size comparison. The Compensation Committee also considers market capitalization in selecting our peer group.

Base Salaries

We set the base salaries of our executive officers based on the scope of the executives’ responsibilities and roles at Enstar, taking into account the Compensation Committee’s view of the appropriate level of salary for each individual as compared to the executive’s other compensation elements. The Compensation Committee considers a variety of factors in adjusting base salaries, including Company and individual performance, retention, cost of living estimates and competitive market total compensation figures for similar executive officer positions based on publicly available information. Our goal is to provide base salary amounts at levels necessary to achieve our compensation objectives of competitively compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. The market in which we operate is very competitive for highly qualified employees.

Any changes to each NEO’s annual base salary in 2023 are summarized below in the section entitled “NEO Compensation Summaries” beginning on page 55.

Annual Incentive Compensation

The 2022-2024 Annual Incentive Compensation Program (the “AIP”) provides for the grant of annual bonus compensation (a “bonus award”) to our eligible employees, including our executive officers.

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Changes to the Annual Incentive Compensation Program for Executive Officers for 2023

For 2023, we continued using a balanced scorecard approach for executive compensation awarded under our AIP. Adopted in 2022, the approach emphasizes selected Company and individual performance objectives to ensure that our executives are incentivized to take actions that support long-term value creation.

The scorecard is made up of three components: a financial component, a corporate component and an individual component. The components are assigned different weightings for different executives, as described below.

2023 Bonus Award Component Weightings

Weightings among the components of each executive’s potential bonus award are set forth in the table below.

Executive	Financial Component Weighting	Corporate Component Weighting	Individual Component Weighting
Dominic Silvester	45%	35%	20%
Matthew Kirk	20%	50%	30%
Orla Gregory	45%	35%	20%
Paul Brockman	20%	50%	30%
David Ni	20%	50%	30%
Nazar Alobaidat	20%	50%	30%

The Compensation Committee placed a relatively greater weighting on the financial component of the potential bonus award for Mr. Silvester and Ms. Gregory, who both serve on our Board, to reflect their greater ability, given their roles and our organizational structure, to direct company actions and subsequently influence our financial results. In addition, the Compensation Committee believes that Mr. Silvester and Ms. Gregory, given their shareholdings, unvested LTI awards, tenure on the executive team, and total compensation structure, should experience relatively more volatility in their bonus awards than our other executives based on our financial results.

The Compensation Committee believes overly weighting the financial component of the bonus awards could incentivize executives to take actions (or refrain from taking actions) that prioritize near term performance at the expense of long-term strategy execution. The Compensation Committee therefore applies meaningful weighting to the corporate and individual components of bonus awards to incentivize executives to focus on process goals that support the Company’s Board-approved long-term strategy, operational performance and other important initiatives that are expected to create long-term value for shareholders and further our acquisitive and opportunistic business model.

2023 Bonus Award Opportunity

For each of the financial, corporate and individual components of our scorecard, the Compensation Committee establishes threshold, target, and maximum bonus award opportunity levels for each executive officer, which are expressed as a percentage of base salary. The award opportunity levels were established consistent with the Compensation Committee’s view of the appropriate level of AIP compensation for the executive’s role as well as market practice, competitive conditions for similar roles, and the executive’s historic level of bonus award opportunities. There were no changes to individual award opportunity levels for 2023 for our named executive officers.

The table below sets forth each executive’s bonus award opportunity, expressed as a percentage of base salary. Actual payouts for performance between threshold, target and maximum are determined by straight-line interpolation.

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Executive	Reference Base Salary	Threshold (% of Base Salary)	Target (% of Base Salary)	Maximum (% of Base Salary)
Dominic Silvester	$2,500,000	100%	150%	180%
Matthew Kirk	$550,000	60%	100%	140%
Orla Gregory	$1,400,000	75%	145%	175%
Paul Brockman	$800,000	75%	125%	150%
David Ni	$900,000	75%	150%	175%
Nazar Alobaidat	$650,000	60%	125%	150%

Financial Component

The Compensation Committee reviewed the Company’s 2023 business plan with the full Board and selected Adjusted ROE as the sole financial metric for the financial component of the executives’ bonus awards, consistent with the prior year. The Adjusted ROE metric provides a basis for evaluating our core operational performance across periods. The measure adjusts for items such as net realized and unrealized (gains) losses on fixed maturity investments and funds held directly managed assets, which are impacted by external market factors such as credit spreads and interest rates and deemed less relevant to measuring performance because our long term strategy is to hold most of our fixed maturity securities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities. The measure also removes the impact of the fair value option accounting election and the amortization of fair value adjustments, which comprise non-cash charges not reflective of the impact of our claims management strategies on our insurance portfolios.

In setting the Adjusted ROE performance levels for 2023 (shown in the table below), the Compensation Committee established a target level aligned to the Company’s business plan forecast. We align annual incentive financial metric performance levels to our annual business plan to ensure executives are incentivized to meet the plan targets without taking on undue risk. For 2023, the Company’s business plan forecast was relatively higher than previous years, reflecting the impact of the expected unwinding of certain prior year investment losses and more favorable market conditions going forward. The Compensation Committee set target Adjusted ROE levels that were intended to be rigorous and would require strong performance to achieve maximum payout.

The Company’s financial results for 2023 resulted in Adjusted ROE achieving slightly above “target.” As a result, the overall “Financial Component” multiplier for each executive was between “target” and “maximum.” The Company reported Adjusted ROE for 2023 of 18.8%. In assessing achievement of the Adjusted ROE performance metric, however, the Compensation Committee made certain modifications to the reported Adjusted ROE to (i) remove the impact on earnings of the recognition of a $205 million net deferred tax asset arising out of adoption of a Bermuda corporate income tax and (ii) remove the impact on opening equity of Board driven share repurchases completed during 2023, both of which were separate from management’s performance. These adjustments had the overall effect of reducing assessed performance to 16.0% and are quantified in Appendix A.

The Company’s Adjusted ROE performance levels and assessed result for 2023 are set forth in the table below.

Financial Metric	2023 Threshold	2023 Target	2023 Maximum	2023 Financial Result	2023 Assessed Result	Achievement Level
Adjusted ROE(1)	11.1%	14.8%	18.5%	18.8%	16.0%	Above Target

(1)	Adjusted ROE is a Non-GAAP financial measure calculated by dividing adjusted operating income (loss) attributable to Enstar ordinary shareholders by adjusted opening Enstar ordinary shareholders’ equity.

Corporate Component

The corporate component aligns to our strategic focus areas and is designed to assess performance against current year objectives that are not necessarily reflected in the Company’s annual financial result but are expected to lead to medium to long-term financial returns. The Compensation Committee evaluated the Company’s performance against these established objectives to determine the overall “Corporate Executive Performance Rating.” Within each objective set forth below, the Compensation Committee has defined specific actions that are each assigned a

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point value. The entire corporate component is scored based on this point value, with an 80% score corresponding to the "target" award opportunity for each executive bonus and a 60% and 100% score corresponding to "threshold" and "maximum" award opportunities, respectively. The Compensation Committee assigns points values and assess performance with the understanding that an 80% score corresponds to a "target" level of achievement.

The table below sets forth the corporate objective sets that made up the corporate component of the 2023 bonus awards, the progress that was made towards achieving each objective during the year, and the score assigned for each of these objective sets for 2023 by the Compensation Committee. The corporate component was scored at 80%, resulting in a "target" level of achievement.

Corporate Objective Set	Relative Weighting	2023 Achievements	2023 Score (%)
M&A: Quality of New Business Required the acquisition of new insurance business that meets specified return targets based on both the annual and five year business plans to support our Run-off segment	30%	• Completed a $2 billion loss portfolio transfer with longstanding partner QBE and an approximate $180 million loss portfolio transfer with RACQ Insurance. • Completed bespoke transaction with AIG, providing protection on their retained exposure to adverse development on Validus Re’s loss reserves, following AIG’s sale of the business to RenaissanceRe Ltd. • These transactions resulted in the assumption of $2.2 billion of net loss reserves and met required return targets.	100%
Operational Change: Investment in Scale and Efficiency for the Future Required completion of milestones on major projects relating to claims systems improvements, finance systems improvements, and the implementation of a new governance, risk, and compliance system.	30%	• Claims systems project was on schedule and within budget as of the end of 2023. Project aims to reduce claims onboarding costs and accelerate strategic execution of claims control over new business. • Finance systems project required additional scoping work to stay on track for completion, resulting in a reduced score. • Governance, risk, and compliance system on track for delivery and expected to remain within budget.	75%
Expenses and Efficiencies Required expenses incurred for staffing and benefits, professional services and travel to be equal to or less than plan and for executives to engage in and sponsor a maturity assessment by the Chief of Business Operations for all group functions.	20%	• Favorable variances with regard to staffing and benefit costs. Unfavorable variances with regard to costs incurred from professional services and travel. • Maturity assessment was completed in full across all functions. A five-year change analysis was completed, and an objectives process linked to the outcomes from the maturity assessment was launched.	38%
People: Performance Management Required 95% of all staff to complete timely several agile performance management milestones throughout 2023, including annual objective setting, manager check-ins, and annual performance reviews.	10%	• All required metrics achieved in 2023. • Executive team's sponsorship and efforts to stress importance of these actions drove focus on performance management and manager-employee communications.	100%
ESG Required achievement of defined ESG actions related to ESG reporting and organizational improvements as well as completion by at least 95% of staff of ESG training and volunteer program utilization of at least 20%.	10%	• List of ESG action items completed at target level of achievement. • Staff ESG training and volunteer program utilization targets exceeded.	100%
Weighted Average Corporate Executive Performance Rating:			80%

Individual Component

To determine each executive officer's individual performance objectives in 2023, the Compensation Committee reviewed proposals from the CEO, which were developed with each executive. The proposed objectives took into consideration the Company's goals and operational priorities for the year and fit within categories established by the Compensation Committee. Executives had multifaceted objectives that were individually weighted at varying levels based on the importance of each. The Compensation Committee then reviewed each proposal, made certain changes, and established the objectives and relative weightings.

The Compensation Committee reviewed interim self-appraisals to track each executive's progress towards their objectives. Following year-end, each executive submitted a final self-appraisal of his or her performance versus the

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goals to the Compensation Committee and the CEO. The Compensation Committee reviewed each executive officer's appraisal with the CEO before making a determination and considered his thoughts and views on overall achievement levels. The CEO does not participate in Compensation Committee discussions about his self-appraisal of his individual achievement. The Compensation Committee considers achievement of "threshold" level to partially meet operational performance expectations, with "target" level corresponding to meeting expectations, and "maximum" level corresponding to exceptional performance.

The Compensation Committee's assessment of each executive's achievements is summarized in the tables included in each named executive officer's individual compensation summary beginning on page 55.

Committee Adjustment Amount

The Committee Adjustment Amount allows for a positive or negative discretionary adjustment of up to 10% on the formulaic bonus outcome described above. Any Committee Adjustment Amount is applied based on the Compensation Committee's judgment of the executive’s overall performance, including for exceptional individual or team achievements. For 2023, the Compensation Committee applied increases to Mr. Brockman's as described in his compensation summary on page 66.

2023 Bonus Award Summary

The formula below sets forth the component parts and levels of achievement applicable to executive officer bonus award for 2023. Detail on the calculation of each named executive officer's bonus is set forth in the individual compensation summaries beginning on page 55.

(1)	Target Award Opportunity is determined by multiplying each executive's base salary by his or her target award opportunity percentage set forth above under "2023 Bonus Award Opportunity."

(2)	The financial component was achieved between target and maximum. Consequently, each executive received an amount pursuant to this component of the bonus award above target, resulting in multipliers above 100%. The financial component multiplier varies by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s financial component achievement. Therefore, the same level of financial component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive.

(3)	The corporate component was achieved at 80%, which is equal to the target score. Consequently, each executive received an amount pursuant to this component of the bonus award equal to target, resulting in multipliers of 100%. The corporate component multiplier varies by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s corporate component achievement. Therefore, the same level of corporate component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive.

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Long-Term Incentive Compensation

The Amended and Restated 2016 Equity Incentive Plan (as amended, the "Equity Plan") provides our employees with long-term equity incentive ("LTI") compensation, which we believe furthers our objective of aligning the interests of management and the other plan participants with those of our shareholders. The Equity Plan also contains a Joint Share Ownership Plan sub-plan, which supports the JSOP Award made to our CEO in 2020 that remains outstanding as his sole LTI award.

The Equity Plan is administered by the Compensation Committee. Our Equity Plan awards are designed to link executive compensation directly to the Company's long-term performance through the use of performance stock unit awards ("PSUs"), time-vested restricted stock unit awards ("RSUs"), and the JSOP Award for our CEO. For senior executives, our philosophy is to weight performance-based equity awards more heavily than time-based equity awards, although we consider the combined PSU/RSU awards to be effective in encouraging both long-term financial performance and retention of key talent. LTI plan awards comprise a significant component of an executive's total compensation, which we believe creates alignment with shareholders.

For 2023, PSUs were tied to growth in FDBVPS or average annual Adjusted ROE over three-year performance periods. The JSOP Award granted to our CEO in 2020 is tied to the market price of our ordinary shares and growth in FDBVPS.

The performance targets applicable to the PSUs granted to our NEOs in 2023 are set forth below. The Compensation Committee set the performance condition threshold, target, and maximum levels as set forth in the table below, taking into account the Company's business planning and forecasting. The values below were originally set in February 2023 and subsequently amended in May 2023 to align to revisions to the Company's financial forecast as well as peer benchmarking. No incremental grant date fair value was created through such amendments.

PSUs (Performance Period: January 1, 2023 - December 31, 2025)(1)
Growth in 3-Year FDBVPS	PSU Vesting as a Percentage of Target(2)	Average Annual Adjusted ROE for 3- Year Period	PSU Vesting as a Percentage of Target(2)

64.1% or more (Maximum)	200%	21.9% or more (Maximum)	200%
42.7% (Target)	100%	14.6% (Target)	100%
21.4% (Threshold)	50%	7.3% (Threshold)	50%
Less than 21.4% (Below Threshold)	—%	Less than 7.3% (Below Threshold)	—%

(1)	50% of the PSUs granted are subject to the FDBVPS metrics set forth in the table and 50% are subject to the Adjusted ROE metrics set forth in the table.

(2)	Actual payout levels between threshold and target and target and maximum are determined by straight-line interpolation.

Full descriptions of the equity awards granted to each of our named executive officer under the Equity Plan in 2023 are provided below in the section entitled "NEO Compensation Summaries" beginning on page 55.

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NEO Compensation Summaries

The summaries set forth below detail the key compensation components and decisions for 2023 for each named executive officer. Annual Compensation Mix, presented in the graphics and tables below, includes each executive's base salary, target level of annual incentive achievement, and the grant date fair value of equity awards relevant to 2023. The grant date fair values of equity awards that are granted on a less-than-annual basis are divided by the number of years the award is intended to cover and presented in each year to which it applies including the grant year, as detailed in the footnotes to the tables below. For each executive, the summaries also provide detail on any changes to compensation components, the determination of actual 2023 bonuses, and the settlement of any performance-based equity awards with a performance period ending December 31, 2023.

2023 Compensation Elements

As shown in the table below, for 2023, the Compensation Committee maintained Mr. Silvester's base salary, which was set in March 2021 in connection with his relocation to Bermuda and the extension of his employment term, as well as his annual cash incentive award target. No new equity awards were granted to Mr. Silvester in 2023. The Compensation Committee does not consider Mr. Silvester eligible for annual LTI awards, and intends the JSOP Award granted to Mr. Silvester in January 2020 and extended in July 2022 to be the sole LTI award for Mr. Silvester until it vests in January 2025. In setting Mr. Silvester's compensation, the Compensation Committee considered his legacy compensation arrangements, performance, and the value to the Company of leadership continuity.

	Type of Compensation	2023 Amounts	2022 Amounts
Base Salary	Fixed	$2,500,000	$2,500,000
Annual Cash Incentive Award (Target)	Performance-Based	$3,750,000	$3,750,000
Equity Award (Annualized Grant Date Fair Value)	Performance-Based (Cliff-Vesting PSUs)	$—	$—
	At-Risk (Tranche-Vesting RSUs)	$—	$—
	Performance Based JSOP Award(1)	$5,812,414	$5,812,414
Annual Compensation Mix		$12,062,414	$12,062,414

(1)	The Equity Award amount shown for 2022 and 2023 is an annualized amount, calculated by dividing the grant date fair value of the JSOP Award by five, representing the number of years it is intended to cover. If the JSOP Award were to vest at its hurdle price of $315.53 as scheduled in January 2025, with full satisfaction of its performance conditions, the settlement value would be approximately $62 million.

2023 Annual Cash Incentive Award

Mr. Silvester earned an annual incentive payment of $3,821,959, or 102% of target, based on the final achievement of the Company's financial performance, corporate objectives, and his pre-established individual performance goals, as described below.

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Bonus Component(1)	Performance Criteria	Component Weighting	Actual Payout as a Percent of Target	Award Payout
Financial Component	Adjusted ROE	45%	106.5%	$1,796,959
Corporate Component	As set out on pg. 51	35%	100.0%	$1,312,500
Individual Component	Individual goals detailed below	20%	95.0%	$712,500
Committee Discretion	No discretion applied	N/A	N/A	$—
Total		100%	102%	$3,821,959

(1)	The financial and corporate component multipliers vary by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s financial and corporate component achievement. Therefore, the same levels of financial and corporate component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive.

Individual Performance Objective	Weighting	Achievement Level	Description of Achievement
Implement enhanced financial forecasting and modeling tool	45%	Target

•  Led implementation of five year model into Group strategy and decision making.

•  Provided dynamic view of forecasts, market risks and sensitivities, and improved liquidity insights delivered to Board.

•  Used to evaluate acquisition opportunities, investment decisions, and share buybacks.

Strengthen claims leadership	30%	Target	• Addressed key person risk and strengthened global claims leadership.
Deliver investor relations roadmap for 2023	15%	Threshold	• Launched a roadmap for an increase in frequency and impact of the Company's investor relations program, to improve investor understanding and generate investor interest.
Achieve specified people management goals, including group employee engagement score above benchmark	10%	Target

•  Sponsored HR strategic initiatives to drive high performance and engagement achieving for the second consecutive year a high engagement index nine percentage points above the industry benchmark, high upper quartile.

Percentage of Target Individual Performance Objective Achieved: 95.0%

Settlement of Performance-Based Equity Awards

No equity awards were settled for Mr. Silvester during 2023. The JSOP Award remains outstanding.

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2023 Compensation Elements

As shown in the table below, for 2023, the Compensation Committee increased Mr. Kirk's base salary and his target annual cash incentive award in connection with his promotion to the role of CFO in March 2023 and in light of competitive market practice. In setting Mr. Kirk's compensation, the Compensation Committee and Board conducted a benchmarking exercise and considered the competitive positioning of his overall compensation as compared to the compensation of similar officers at companies in our peer group and other insurance companies.

Also shown in the table below, Mr. Kirk received grants of PSUs and RSUs under our annual senior management LTI program in in March 2023. These awards comprised 70% PSUs and 30% RSUs.

	Type of Compensation	2023 Amounts	2022 Amounts
Base Salary (from April 1, 2023)	Fixed	$550,000	$420,000
Annual Cash Incentive Award (Target)	Performance-Based	$550,000	$420,000
Annual Equity Award (Grant Date Fair Value)	Performance-Based (Cliff-Vesting PSUs)(1)	$293,873	$264,251
	At-Risk (Tranche-Vesting RSUs)(1)	$126,105	$113,213
Special Equity Award (Annualized Grant Date Fair Value)	At-Risk (Cliff-Vesting RSUs)(2)	$499,999	$499,999
Annual Compensation Mix		$2,019,977	$1,717,463
(1)	Mr. Kirk was awarded a target amount of 1,319 PSUs and 566 RSUs on March 1, 2023 with the terms and conditions described in the section above entitled "Long-Term Incentive Compensation."

(2)	Special equity awards comprise RSUs that cliff-vest on the third anniversary of the grant date. For Mr. Kirk, the Special Equity Award row includes (i) 2,002 RSUs, granted on March 30, 2021, which vest in a lump sump on March 30, 2024 and (ii) 3,833 RSUs, granted on March 20, 2022, which vest in a lump sum on March 20, 2025. Amounts shown in the table in respect of these awards are annualized by dividing the grant date fair value of each award by three and including such amount in the year of grant and the two subsequent years.

2023 Annual Cash Incentive Award

Mr. Kirk earned an annual incentive payment of $551,070, or 101% of target, based on the final achievement of the Company's financial performance, corporate objectives, and his pre-established individual performance goals, as described below.

Enstar Group Limited / 57 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Bonus Component(1)	Performance Criteria	Component Weighting	Actual Payout as a Percent of Target	Award Payout
Financial Component	Adjusted ROE	20%	113.0%	$124,270
Corporate Component	As set out on pg. 51	50%	100.0%	$275,000
Individual Component	Individual goals detailed below	30%	92.0%	$151,800
Committee Discretion	No discretion applied	N/A	N/A	$—
Total		100%	101%	$551,070

(1)	The financial and corporate component multipliers vary by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s financial and corporate component achievement. Therefore, the same levels of financial and corporate component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive

Individual Performance Objective	Weighting	Achievement Level	Description of Achievement
Assume Finance leadership role, transition duties	20%	Target

•  Successfully transitioned to the role of CFO and facilitated a smooth succession plan for Treasurer role through internal promotion.

•  Recruited new Chief Accounting Officer.

•  Conducted strategic review of finance change roadmap.

Launch updated capital management framework and implement return of capital strategies	20%	Target

•  Embedded and regularly refreshed capital management framework, incorporating input from risk management.

•  Assessed and successfully released significant excess collateral to improve the Company's liquidity profile and executed $532 million return of capital to shareholders through share repurchases.

Progress Investor Relations roadmap actions and strategies	20%	Threshold

•  Progressed investor relations initiatives, including communications strategy, enhanced reporting, and program proposals and future considerations.

•  Began implementing improvements, including increased shareholder engagement and conference participation.

Engage in professional development activities	20%	Target	• Completed CFO accelerator program. • Continued program of development activities already in train.
Achieve specified people management goals, including group employee engagement score above benchmark	10%	Target

•  Supported achievement of HR strategic initiatives to drive high performance and engagement achieving for the second consecutive year a high engagement index nine percentage points above the industry benchmark, high upper quartile.

Engage and contribute to Group Executive Leadership Program	10%	Target

•  Engaged in the Group Executive Leadership Program to foster collaboration and support strong organizational culture and overall performance.

•  The team’s aggregated results were ahead of benchmarks on all of the leadership capabilities identified as core to high performing executive teams.

•  Program laid the foundation for executive team's comprehensive strategy review completed at the end of 2023.

Percentage of Target Individual Performance Objective Achieved: 92.0%

Enstar Group Limited / 58 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Settlement of Performance-Based Equity Awards

The table below sets forth the number of ordinary shares that Mr. Kirk earned as a result of the settlement of PSU awards with a performance period that ended on December 31, 2023, which were based on the Company's achievement of Operating Income ROE and FDBVPS.

Financial Metric	Target PSUs Awarded in 2021	Actual Performance as a Percent of Target	PSUs Settled as Ordinary Shares
Operating Income ROE	241	65.7%	159
FDBVPS	241	—%	—
Total	482	33%	159

Enstar Group Limited / 59 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2023 Compensation Elements

As shown in the table below, for 2023, the Compensation Committee and Board increased Ms. Gregory's base salary by 17% to reflect her promotion to President in March 2023.

Also shown below, in March 2023, Ms. Gregory received a grant comprising 75% PSUs and 25% RSUs. Consistent with prior awards, the PSUs vest following a three-year performance period that began on January 1, 2023, and the ultimate value of half of the PSUs is tied to the Company's three-year growth in FDBVPS with the other half tied to Average Annual Adjusted ROE as detailed below. The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date. The Compensation Committee does not consider Ms. Gregory eligible for annual LTI awards, but rather expects the awards to cover a three-year period absent a change in circumstances.

In setting Ms. Gregory's compensation upon promotion, the Compensation Committee considered her depth of knowledge, experience with the Company and position as a leader on the executive team.

	Type of Compensation	2023 Amounts	2022 Amounts
Base Salary (from April 1, 2023)	Fixed	$1,400,000	$1,200,000
Annual Cash Incentive Award (Target)	Performance-Based	$2,030,000	$1,740,000
Equity Award (Annualized Grant Date Fair Value)	Performance-Based (Cliff-Vesting PSUs)(1)	$3,000,002	$1,380,561
	At-Risk (Tranche-Vesting RSUs)(1)	$1,000,001	$460,187
Annual Compensation Mix		$7,430,003	$4,780,748

(1)	The amounts shown for Ms. Gregory's equity award in 2022 and 2023 are annualized amounts that represent the grant date fair value of the following awards divided by three: (i) 20,163 PSUs and 6,721 RSUs granted on January 21, 2020, as shown for Ms. Gregory's 2022 amount ; and (ii) 40,395 PSUs and 13,465 RSUs granted on March 1, 2023, as shown for Ms. Gregory's 2023 amount. These awards were granted with the terms and conditions described in the section above entitled "Long-Term Incentive Compensation."

2023 Annual Cash Incentive Award

Ms. Gregory earned an annual incentive payment of $2,042,297, or 101% of target, based on the final achievement of the Company's financial performance, corporate objectives, and her pre-established individual performance goals, as described below.

Enstar Group Limited / 60 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Bonus Component(1)	Performance Criteria	Component Weighting	Actual Payout as a Percent of Target	Award Payout
Financial Component	Adjusted ROE	45%	106.7%	$974,797
Corporate Component	As set out on pg. 51	35%	100.0%	$710,500
Individual Component	Individual goals detailed below	20%	87.9%	$357,000
Committee Discretion	No discretion applied	N/A	N/A	$—
Total		100%	101%	$2,042,297

(1)	The financial and corporate component multipliers vary by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s financial and corporate component achievement. Therefore, the same levels of financial and corporate component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive.

Individual Performance Objective	Weighting	Achievement Level	Description of Achievement
Execute strategic priorities	25%	Target

•  Led comprehensive corporate strategy review leading to Board recommendations, including pursuit of financial strength rating for Bermuda subsidiary ('A' rating confirmed by S&P in the first quarter of 2024) and improved liquidity forecasts.

•  Developed action plan to address scalability initiatives.

Provide finance leadership transition and oversee delivery of finance operational initiatives	25%	Threshold	• Completed successful CFO tenure, developed successor, and transitioned role. • Threshold level of progress achieved for finance operational initiatives.
Drive Internal Audit functional enhancements	10%	Target	• Executed review of internal audit function target operating model and the recruitment of a new chief audit executive.
Co-sponsor delivery of Governance Risk and Compliance system solution	5%	Target	• Progressed the selection and implementation of a Governance, Risk and Compliance system to serve as a single integrated platform for risk, controls, compliance, and internal audit.
Manage executive team and deliver updated operating committee structure and succession plans	5%	Target

•  Drove engagement and strong reporting on executive team objectives.

•  Improved operating governance and communication structure by encompassing wider leadership team, and launching assurance and finance executive operating committees.

Enhance global regulatory relationship management framework	10%	Target	• Improved global collaboration on regulatory compliance and relations to ensure better coverage and reporting to regulators on Group activities.
Achieve specified people management goals, including group employee engagement score above benchmark	10%	Target

•  Led HR strategic initiatives to drive high performance and engagement achieving for the second consecutive year a high engagement index nine percentage points above the industry benchmark, high upper quartile.

Engage and contribute to Group Executive Leadership Program	10%	Target

•  Championed the Group Executive Leadership Program to foster collaboration and support strong organizational culture and overall performance.

•  The team’s aggregated results were ahead of benchmarks on all of the leadership capabilities identified as core to high performing executive teams.

•  Program laid the foundation for executive team's comprehensive strategy review completed at the end of 2023.

Percentage of Target Individual Performance Objective Achieved: 87.9%

Enstar Group Limited / 61 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Settlement of Performance-Based Equity Awards

Ms. Gregory did not receive a performance-based equity award in 2021, and therefore no PSUs were settled for Ms. Gregory following the performance period that ended on December 31, 2023. Ms. Gregory's equity award in 2020 was intended to cover the three year period ended December 31, 2022. The PSUs granted to Ms. Gregory in 2020 expired in March 2023, and she received zero shares because the Company's performance did not achieve the requisite threshold level.

Enstar Group Limited / 62 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2023 Compensation Elements

As shown in the table below, for 2023, the Compensation Committee increased Mr. Ni’s annual base salary by 29% during its annual review in recognition of the increased strategic importance to the Company of Mr. Ni’s role as Chief Strategy Officer and in light of competitive conditions. In the role of Chief Strategy Officer, Mr. Ni reports directly to the CEO and has assumed responsibility for executing Company strategic initiatives in addition to leading our M&A function.

Also shown in the table below, Mr. Ni received grants of PSUs and RSUs under our annual senior management LTI program in in March 2023. These awards comprised 70% PSUs and 30% RSUs.

In addition to his annual equity award, Mr. Ni received a special equity award of 4,488 RSUs with a grant date fair value of $999,926, awarded on March 20, 2023, which vest in a lump sum on February 4, 2026. The Compensation Committee restructured Mr. Ni’s outstanding award of 11,441 RSUs to extend the vesting date from February 4, 2025 to February 4, 2026. The Compensation Committee implemented this arrangement, which increases the award, but delays the vesting of the previously granted portion of the award, as a tool for longer term retention and alignment of interests. The Compensation Committee believes that the extension and new grant provide strong motivation for Mr. Ni to deliver long-term results that drive value for shareholders in his critical role of executing the Company’s acquisition strategy.

	Type of Compensation	2023 Amounts	2022 Amounts
Base Salary (from April 1, 2023)	Fixed	$900,000	$700,000
Annual Cash Incentive Award (Target)	Performance-Based	$1,350,000	$1,050,000
Annual Equity Award (Grant Date Fair Value)	Performance-Based (Cliff-Vesting PSUs)(1)	$489,937	$381,377
	At-Risk (Tranche-Vesting RSUs)(1)	$210,100	$163,559
Special Equity Award (Annualized Grant Date Fair Value)	At-Risk (Cliff-Vesting RSUs)(2)	$1,083,324	$750,015
Annual Compensation Mix		$4,033,361	$3,044,951

(1)	Mr. Ni was awarded a target amoun t of 2,199 PSUs, and 943 RSUs on March 1, 2023 with the terms and conditions described in the section above entitled “Long-Term Incentive Compensation.”

(2)	Special equity awards comprise RSUs that cliff-vest on the third anniversary of the grant date. For Mr. Ni, the Special Equity Award row includes (i) 11,441 RSUs, granted on February 4, 2022, which the Compensation Committee restructured to extend the vesting date from February 4, 2025 to February 4, 2026, and (ii) 4,488 RSUs, granted on March 20, 2023, which vest in a lump sum on February 4, 2026. Amounts shown in the table in respect of these awards are annualized by dividing the grant date fair value of each award by three and including such amount in the year of grant and the two subsequent years, except in the case of the special equity award granted to Mr. Ni on February 4, 2022 that was restructured by the Compensation Committee, which amount is instead annualized by dividing the grant date fair value by four and including such amount in the year of grant and the three subsequent years.

Enstar Group Limited / 63 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2023 Annual Cash Incentive Award

Mr. Ni earned an annual incentive payment of $1,357,845, or 101% of target, based on the final achievement of the Company’s financial performance, corporate objectives, and his pre-established individual performance goals, as described below.

Bonus Component(1)	Performance Criteria	Component Weighting	Actual Payout as a Percent of Target	Award Payout
Financial Component	Adjusted ROE	20%	105.4%	$284,595
Corporate Component	As set out on pg. 51	50%	100.0%	$675,000
Individual Component	Individual goals detailed below	30%	98.3%	$398,250
Committee Discretion	No discretion applied	N/A	N/A	$—
Total		100%	101%	$1,357,845

(1)	The financial and corporate component multipliers vary by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s financial and corporate component achievement. Therefore, the same levels of financial and corporate component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive.

Individual Performance Objective	Weighting	Achievement Level	Description of Achievement
Evaluate, manage, and execute run-off acquisitions that meet or exceed expected return projections	55%	Target

•  Oversaw analysis of strong transaction pipeline completing three transactions.

•  Advanced key strategic transactions resulting in two block share repurchases and the addition of a new minority investor.

•  Drove monetization of minority investments and completed StarStone/Atrium transaction, resolving put/call rights.

Develop M&A operating capability	15%	Target	• Led operational improvements in M&A function that increased cross-functional collaboration for evaluation of run-off transactions.
Build out M&A team expertise and depth	5%	Maximum	• Embedded new EVP of M&A serving as team lead and strengthened M&A capabilities.
Execute and manage process enhancements within M&A function	5%	Target	• Executed and managed the development and implementation of new transaction evaluation metrics and data driven approach.
Implement business development strategy	5%	Threshold	• Focused sourcing and marketing efforts to identify potential run-off business aligned with Company’s core claims management competencies.
Support FP&A development and implementation of run-off portfolio performance monitoring on a per transaction basis	5%	Target	• Collaborated with FP&A function resulting in delivery of run-off portfolio performance reporting capability.
Achieve specified people management goals, including group employee engagement score above benchmark	5%	Target

•  Supported achievement of HR strategic initiatives to drive high performance and engagement achieving for the second consecutive year a high engagement index nine percentage points above the industry benchmark, high upper quartile.

Engage and contribute to Group Executive Leadership Program	5%	Target

•  Engaged in the Group Executive Leadership Program to foster collaboration and support strong organizational culture and overall performance.

•  The team’s aggregated results were ahead of benchmarks on all of the leadership capabilities identified as core to high performing executive teams.

•  Program laid the foundation for executive team’s comprehensive strategy review completed at the end of 2023.

Percentage of Target Individual Performance Objective Achieved: 98.3%

Enstar Group Limited / 64 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Settlement of Performance-Based Equity Awards

The table below sets forth the number of ordinary shares that Mr. Ni earned as a result of the settlement of PSU awards with a performance period that ended on December 31, 2023, which were based on the Company’s achievement of Operating Income ROE and FDBVPS.

Financial Metric	Target PSUs Awarded in 2021	Actual Performance as a Percent of Target	PSUs Settled as Ordinary Shares
Operating Income ROE	461	65.7%	303
FDBVPS	461	—%	—
Total	922	33%	303

Enstar Group Limited / 65 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2023 Compensation Elements

As shown in the table below, for 2023, the Compensation Committee increased Mr. Brockman’s annual base salary by 11.1% in connection with his promotion to the role of COO and in light of competitive conditions.

Also shown below in the table below, Mr. Brockman received grants of PSUs and RSUs under our annual senior management LTI program in in March 2023. These awards comprised 70% PSUs and 30% RSUs.

In addition to his annual equity award, Mr. Brockman received a special equity award of 4,488 RSUs with a grant date fair value of $999,926, awarded on March 20, 2023 and scheduled to cliff vest on July 1, 2025. The Compensation Committee also restructured Mr. Brockman’s existing award of 8,340 RSUs to extend the vesting date from July 1, 2024 to July 1, 2025. The Compensation Committee implemented this arrangement, which increases the award, but delays the vesting of the previously granted portion of the award, as a tool for longer term retention and alignment of interests. The restructured award was related to his promotion to the critical role of COO, and is intended to continue to motivate Mr. Brockman through and beyond the vesting period.

	Type of Compensation	2023 Amounts	2022 Amounts
Base Salary (from April 1, 2023)	Fixed	$800,000	$720,000
Annual Cash Incentive Award (Target)	Performance-Based	$1,000,000	$900,000
Annual Equity Award (Grant Date Fair Value)	Performance-Based (Cliff-Vesting PSUs)(1)	$503,974	$489,895
	At-Risk (Tranche-Vesting RSUs)(1)	$216,116	$209,992
Special Equity Award (Annualized Grant Date Fair Value)	At-Risk (Cliff-Vesting RSUs)(2)	$833,292	$499,983
Annual Compensation Mix		$3,353,382	$2,819,870

(1)	Mr. Brockman was awarded a target amoun t of 2,262 PSUs and 970 RSUs on March 1, 2023 with the terms and conditions described in the section above entitled “Long-Term Incentive Compensation.”

(2)	Special equity awards comprise RSUs that cliff-vest on the third anniversary of the grant date. For Mr. Brockman, the Special Equity Award row includes (i) 8,340 RSUs, granted on July 1, 2021, which the Compensation Committee restructured to extend the vesting date from July 1, 2024 to July 1, 2025, and (ii) 4,488 RSUs, granted on March 20, 2023, which vest in a lump sum on July 1, 2025. Amounts shown in the table in respect of these awards are annualized by dividing the grant date fair value of each award by three and including such amount in the year of grant and the two subsequent years, except in the case of the special equity award granted to Mr. Brockman on July 1, 2021 that was restructured by the Compensation Committee, which amount is instead annualized by dividing the grant date fair value by four and including such amount in the year of grant and the three subsequent years.

Enstar Group Limited / 66 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2023 Annual Cash Incentive Award

Mr. Brockman earned an annual incentive payment of $1,041,670, or 105% of target, based on the final achievement of the Company’s financial performance, corporate objectives, and his pre-established individual performance goals, as described below.

The AIP allows for the Compensation Committee to apply a positive or negative discretionary adjustment of up to 10% on the formulaic bonus outcome of an executive. For 2023, the Compensation Committee increased Mr. Brockman’s final 2023 award payout by 10% in recognition of his significant contributions and outperformance on key operational matters.

Bonus Component(1)	Performance Criteria	Component Weighting	Actual Payout as a Percent of Target	Award Payout
Financial Component	Adjusted ROE	20%	106.5%	$212,973
Corporate Component	As set out on pg. 51	50%	100.0%	$500,000
Individual Component	Individual goals detailed below	30%	78.0%	$234,000
Committee Discretion	10% discretion applied as discussed above	N/A	N/A	$94,697
Total		100%	105%	$1,041,670

(1)	The financial and corporate component multipliers vary by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s financial and corporate component achievement. Therefore, the same levels of financial and corporate component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive.

Enstar Group Limited / 67 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Individual Performance Objective	Weighting	Achievement Level	Description of Achievement
Achieve 2023 Group Technical Business Plan	50%	Threshold

•  Delivered threshold level of achievement against stretch technical plan, with significant macro headwinds.

•  Claims management results outperformed industry benchmark and delivered $131 million of run-off liability earnings.

Assume global operational leadership and implement COO target operating model	12.5%	Target

•  Successfully transitioned to role of Chief Operating Officer.

•  Progressed global claims target operating model.

•  Represented the Company and its performance and claims capabilities to investors and the industry at large through participation in investor relations and business development conferences.

Deliver Claims executive leadership succession plan and implement global claims strategy	12.5%	Target

•  Recruited new hire Chief Claims Officer and positioned claims function for transition of leadership.

•  Oversaw continued execution of global claims management strategy.

•  Addressed European regional leadership succession plan.

Further embed and develop claims management information	5%	Threshold	• Continued development and utilization of upgraded management information structure and reporting.
Contribute to improved run-off portfolio performance monitoring and reporting	5%	Target	• Played integral role in the development and enhancement of run-off portfolio performance management reporting.
Deliver improved regional claims management system	5%	Target	• Sponsored and oversaw the development of an improved claims management system for the European region.
Achieve specified people management goals, including group employee engagement score above benchmark	5%	Target

•  Supported achievement of HR strategic initiatives to drive high performance and engagement achieving for the second consecutive year a high engagement index nine percentage points above the industry benchmark, high upper quartile.

Engage and contribute to Group Executive Leadership Program	5%	Target

•  Engaged in the Group Executive Leadership Program to foster collaboration and support strong organizational culture and overall performance.

•  The team’s aggregated results were ahead of benchmarks on all of the leadership capabilities identified as core to high performing executive teams.

•  Program laid the foundation for executive team’s comprehensive strategy review completed at the end of 2023.

Percentage of Target Individual Performance Objective Achieved: 78.0%

Settlement of Performance-Based Equity Awards

The table below sets forth the number of ordinary shares that Mr. Brockman earned as a result of the settlement of PSU awards with a performance period that ended on December 31, 2023, which were based on the Company’s achievement of Operating Income ROE and FDBVPS.

Financial Metric	Target PSUs Awarded in 2021	Actual Performance as a Percent of Target	PSUs Settled as Ordinary Shares
Operating Income ROE	729	65.7%	479
FDBVPS	729	—%	—
Total	1458	33%	479

Enstar Group Limited / 68 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

2023 Compensation Elements

As shown in the table below, for 2023, the Compensation Committee increased Mr. Alobaidat’s annual base salary by 8.3% in recognition of his strategically important role in directing the Company’s investment portfolio and in light of competitive market practice.

Also shown in the table below, Mr. Alobaidat received grants of PSUs and RSUs under our annual senior management LTI program in in March 2023. These awards comprised 70% PSUs and 30% RSUs.

In addition to his annual equity award, Mr. Alobaidat received a special equity award of 4,488 RSUs with a grant date fair value of $999,926, awarded on March 20, 2023, which vest in a lump sum on March 20, 2026. This award was provided to be a retention incentive for Mr. Alobaidat that reflects the importance to the Company of Mr. Alobaidat’s role in managing and designing the Company’s strategic asset allocation and his specific expertise in building and managing investment portfolios for our acquired legacy business. The Compensation Committee also believes that the grant provides strong motivation to deliver long-term results in alignment with shareholder interests.

	Type of Compensation	2023 Amounts	2022 Amounts
Base Salary (from April 1, 2023)	Fixed	$650,000	$600,000
Annual Cash Incentive Award (Target)	Performance-Based	$812,500	$750,000
Annual Equity Award (Grant Date Fair Value)	Performance-Based (Cliff-Vesting PSUs)(1)	$419,978	$406,159
	At-Risk (Tranche-Vesting RSUs)(1)	$180,022	$173,994
Special Equity Award (Annualized Grant Date Fair Value)	At-Risk (Cliff-Vesting RSUs)(2)	$666,639	$333,330
Annual Compensation Mix		$2,729,139	$2,263,483

(1)	Mr. Alobaidat was awarded a target am ount of 1,885 PSUs, and 808 RSUs on March 1, 2023 with the terms and conditions described in the section above entitled “Long-Term Incentive Compensation.”

(2)	Special equity awards comprise RSUs that cliff-vest on the third anniversary of the grant date. For Mr. Alobaidat, the Special Equity Award row includes (i) 4,003 RSUs, granted on March 30, 2021, which vest in a lump sump on March 30, 2024 and (ii) 4,488 RSUs, granted on March 20, 2023, which vest in a lump sum on March 20, 2026. Amounts shown in the table in respect of these awards are annualized by dividing the grant date fair value of each award by three and including such amount in the year of grant and the two subsequent years.

2023 Annual Cash Incentive Award

Mr. Alobaidat earned an annual incentive payment of $818,166, or 101% of target, based on the final achievement of the Company’s financial performance, corporate objectives, and his pre-established individual performance goals, as described below.

Enstar Group Limited / 69 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Bonus Component(1)	Performance Criteria	Component Weighting	Actual Payout as a Percent of Target	Award Payout
Financial Component	Adjusted ROE	20%	106.5%	$173,041
Corporate Component	As set out on pg. 51	50%	100.0%	$406,250
Individual Component	Individual goals detailed below	30%	98.0%	$238,875
Committee Discretion	No discretion applied	N/A	N/A	$—
Total		100%	101%	$818,166

(1)	The financial and corporate component multipliers vary by executive as they are each entitled to earn different percentages of their base salary as a bonus depending on the Company’s financial and corporate component achievement. Therefore, the same levels of financial and corporate component achievement translates into slightly different percentages of earned target bonus award opportunity for each executive.

Individual Performance Objective	Weighting	Achievement Level	Description of Achievement
Meet or exceed specified net investment income targets	40%	Maximum	• Exceeded full year net investment income plan despite significant market volatility, with $647 million in net investment income for the year.
Design investment strategies for M&A prospects to achieve risk-adjusted return objectives	25%	Target

•  Successfully developed and deployed investment strategies within compliance and risk parameters for transactions with QBE, RACQ and AIG.

•  Reviewed and optimized the Company’s strategic asset allocation to reflect macro environment trends.

•  Successfully managed funding for accretive share buyback transactions and other strategies.

Support FP&A development of executive reporting	15%	Target	• Provided significant input and analysis into the development of the five-year model and liquidity forecasts to improve strategic decision making.
Achieve specified people management goals, including group employee engagement score above benchmark	10%	Below Threshold	• Due to competing priorities, the targeted level of achievement on certain people management goals was below threshold, offsetting satisfactory completion of other such goals.
Engage and contribute to Group Executive Leadership Program	10%	Target

•  Engaged in the Group Executive Leadership Program to foster collaboration and support strong organizational culture and overall performance.

•  The team’s aggregated results were ahead of benchmarks on all of the leadership capabilities identified as core to high performing executive teams.

•  Program laid the foundation for executive team’s comprehensive strategy review completed at the end of 2023.

Percentage of Target Individual Performance Objective Achieved: 98.0%

Settlement of Performance-Based Equity Awards

The table below sets forth the number of ordinary shares that Mr. Alobaidat earned as a result of the settlement of PSU awards with a performance period that ended on December 31, 2023, which were based on the Company’s achievement of Operating Income ROE and FDBVPS.

Financial Metric	Target PSUs Awarded in 2021	Actual Performance as a Percent of Target	PSUs Settled as Ordinary Shares
Operating Income ROE	770	65.7%	506
FDBVPS	771	—%	—
Total	1541	33%	506

Enstar Group Limited / 70 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Executive Employment Agreements

Employment contracts are required in certain jurisdictions in which our executive officers are based. The Board also sees the value in entering into employment contracts for key executives in order to obtain restrictive covenants for non-competition, non-solicitation and confidentiality, and to promote a sense of security and cohesiveness among the leadership team. As such, we have entered into employment agreements with each of our executive officers. See "Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of the material terms of the employment agreements currently in effect.

Other Benefits and Perquisites

We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent and pursuant to contractual provisions. In 2023, our executive officers participated in the same group insurance and employee benefit plans, including long-term disability insurance, life insurance, and medical and dental benefits on the same basis as our other salaried employees. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers based in Bermuda, which we believe is common practice at other Bermuda-based public companies. Our Bermuda-based executive officers also receive a payment in lieu of a retirement benefit contribution, as described below in "Executive Compensation Table - Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Retirement and Other Benefits." Our U.S.-based executive officers participate in our U.S. 401(k) plan, which has matching contributions. Mr. Silvester's employment agreement provides for certain additional benefits such as expense reimbursements for non-plan medical and dental items, reimbursement for Bermuda-to-U.K. personal commercial travel, and a housing benefit in Bermuda.

The Company's policy permits our executive officers to use private aircraft travel in limited circumstances where it provides work efficiency and scheduling advantages. If a trip or portion of a trip for a business purpose includes elements or routing for the executive's convenience, the trip can proceed if within policy limits or subject to the Chairman of the Board's approval. Any incremental cost to the Company associated with such personal use is reported in the Summary Compensation Table. During 2023, the CEO’s immediate family members accompanied him on certain business flights at no incremental cost to the Company. The Company's policy has an aggregate limit of all private aircraft travel of $500,000 and a sub-limit of $150,000 for Company-funded other acceptable use by the CEO. Any Company-funded other acceptable use would be reported in the Summary Compensation Table, although there was none in 2023.

Change in Control and Post-Termination Payments

Upon a qualifying termination or change in control, our executive officers may be entitled to vesting of equity-based incentive awards and other severance payments and benefits pursuant to the terms of the Equity Plan and their employment agreements. These benefits vary, and are described below under "Executive Compensation Tables - Potential Payments Upon Termination or Change in Control."

The terms of the employment agreements reflect arm’s-length negotiations between us and each executive officer regarding change in control and post-termination payments. See “Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of the employment agreements currently in effect.

Clawback of Incentive Compensation

We have adopted a recoupment policy (the "Clawback Policy") to comply with NASDAQ listing standards implementing the compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Clawback Policy requires the Compensation Committee to recoup certain cash and equity incentive compensation paid or granted to certain current and former executives officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the policy, the Compensation Committee will require recoupment if it determines that incentive-based compensation received by an executive exceeded the amount of

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incentive-based compensation that otherwise would have been received, had it been calculated based on the restated financial results. In addition, our Clawback policy allows the Committee to seek recoupment from or adjust the outstanding awards of any employee or director who engages in fraud, theft, misappropriation or embezzlement, or otherwise acts in a bad faith manner that damages or impairs the Company or its business.

Our AIP works in conjunction with the Clawback Policy in that it allows the Compensation Committee to cancel an award if the program participant has engaged in conduct or acts determined to be materially injurious, detrimental, or prejudicial to the Company's interest, and allows us to recoup any amount in excess of what the participant should have received under the terms of the award for any reason, including financial restatement, mistake in calculations, or other administrative error. Awards made under our Equity Plan are also subject to the Clawback Policy. In addition to the Clawback Policy, our Equity Plan provides that the Compensation Committee has the authority to require disgorgement of any profit, gain, or other benefit received in respect of restricted shares, options, and stock appreciation rights for a period of up to 12 months prior to the grantee’s termination for cause. As a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances also apply to us.

Other Matters

Hedging

Under our Insider Trading Policy, our directors, officers and employees (and members of such individuals’ immediate family with whom such individuals share a household, other persons with whom such individuals share a household, persons who principally rely on such individuals for financial support, and persons or entities over whom such individuals have control or influence with respect to a transaction in securities (i.e., a trustee of a trust or an executor of an estate)) are prohibited from: (1) engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and (2) trading in derivatives of our securities, such as exchange-traded put or call options and forward transactions. Further, such individuals are prohibited from short selling our shares.

Share Ownership Guidelines

Our Share Ownership Guidelines require our executive officers, directors, and certain members of senior management to achieve and maintain ownership of our ordinary shares at the levels specified in the table below within seven years of becoming subject to the guidelines. An individual may not sell or otherwise dispose of Company shares following the conclusion of the seven year accumulation period until he or she has met his or her minimum ownership requirement, except that shares may be withheld upon vesting to satisfy tax obligations. Persons subject to the guidelines who have not yet met their share ownership objective during the accumulation period must retain 50% of the shares (after paying taxes) obtained from option exercises or from the release of performance shares or restricted stock awards until the earlier of the date on which the share ownership objective is met or separation from the Company. In cases where covered persons hold multiple roles with different share ownership requirements, the higher ownership requirement applies. All covered persons are currently in compliance with our Share Ownership Guidelines, which are as follows:

Officer	Ownership Requirement
CEO	6x base salary
President	3x base salary
Other Executive Officers and Select Members of Senior Management	2x base salary
Non-Employee Directors	5x annual Board cash retainer

Individuals may satisfy their ownership requirements with (i) shares owned directly or indirectly (including shares owned by a spouse, a trust or other estate planning vehicle, and shares represented by amounts invested in a retirement account or deferred compensation plan maintained by the Company or an affiliate), (ii) time vested restricted stock, RSUs or phantom stock, or (iii) share units held in a non-employee director's deferred compensation plan. PSUs, shares pledged as collateral for any reason, unexercised stock appreciation rights and

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options (whether vested or unvested), and long-term incentive performance awards that may be settled in cash (whether vested or unvested) do not count towards applicable ownership requirements. Directors who are representatives of significant shareholders may satisfy minimum ownership requirements by reference to their represented entity’s shares, and non-employee directors who waive all remuneration are exempt from minimum ownership requirements.

Shares are valued based on the higher of (i) the closing price on the trading day immediately preceding the date of calculation, and (ii) the average closing price for the three-year period immediately preceding (and ending on the trading date immediately prior to) the date of calculation. A copy of our Share Ownership Guidelines is available on our website at http://www.enstargroup.com/corporate-governance.

Accounting Treatment of Compensation

We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Compensation Risk Assessment

As part of our risk management practices, the Compensation Committee reviews and considers risk implications of and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Compensation Committee’s direction, our Group Chief Risk Officer and Group General Counsel annually conduct a risk assessment of our compensation policies and practices for executives and all employees, which is discussed and reviewed by the Compensation Committee. The review analyzes compensation governance processes, situations where compensation programs may have the potential to raise material risks to the Company, internal controls that mitigate the risk of incentive compensation having an adverse effect, and program elements that further mitigate these risks. Through this review, the Compensation Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.

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Human Resources and Compensation Committee Report

The Human Resources and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Human Resources and Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC on February 22, 2024 for the year ended December 31, 2023.

HUMAN RESOURCES AND COMPENSATION COMMITTEE

B. Frederick Becker (Chair)	Robert J. Campbell	Hans-Peter Gerhardt	Poul A. Winslow

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth compensation earned in the years presented by our CEO, President (who served as our CFO during a portion of 2023), CFO, CSO, COO, and CIO. These individuals are referred to in this proxy statement as the “executive officers” or the “named executive officers.”

Name & Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Plan Incentive Compensation(4)	All Other Compensation	Total
Dominic Silvester(5)	2023	$2,500,000	$—	$—	$—	$3,821,959	$1,170,367	$7,492,326
Chief Executive Officer	2022	$2,500,000	$—	$—	$15,413,418	$2,101,563	$926,210	$20,941,190
	2021	$1,901,561	$—	$—	$—	$2,289,894	$998,327	$5,189,781

Matthew Kirk(6)	2023	$515,000	$—	$419,978	$—	$551,070	$16,754	$1,502,802
Chief Financial Officer

Orla Gregory(7)	2023	$1,350,000	$—	$12,000,008	$—	$2,042,297	$353,316	$15,745,621
President and Former Chief Financial Officer	2022	$1,200,000	$—	$—	$—	$982,950	$296,711	$2,479,661
	2021	$1,200,000	$—	$—	$—	$1,318,139	$296,711	$2,814,850

David Ni(8)	2023	$846,154	$—	$1,699,964	$—	$1,357,845	$19,800	$3,923,762
Chief Strategy Officer	2022	$700,000	$—	$3,544,996	$—	$933,556	$18,300	$5,196,852

Paul Brockman(9)	2023	$778,462	$—	$1,720,016	$—	$1,041,670	$19,800	$3,559,948
Chief Operating Officer and Interim CEO of Enstar (EU)	2022	$714,615	$—	$699,887	$—	$739,736	$18,300	$2,172,539
	2021	$610,848	$—	$2,520,036	$—	$531,795	$17,400	$3,680,080

Nazar Alobaidat(10)	2023	$636,538	$—	$1,599,927	$—	$818,166	$19,800	$3,074,431
Chief Investment Officer	2022	$594,683	$—	$580,153	$—	$625,446	$18,300	$1,818,582
	2021	$572,339	$—	$1,550,071	$—	$454,478	$17,400	$2,594,287

(1)	All base salary amounts are presented in United States Dollars (“USD”). Certain amounts paid to Mr. Silvester in British Pounds (“GBP”) have been converted to USD for presentation in this Summary Compensation Table as described below.

(2)	The amounts shown in the Stock Awards column represent the aggregate grant date fair value of RSUs and PSUs granted to our executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of stock awards are discussed in Note 22 - Share-Based Compensation and Pensions to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023. Amounts reported in the table in respect of PSUs granted in 2023 reflect a “target” level of performance, and the grant date fair value of such awards was as follows: Matthew Kirk - $293,873; Orla Gregory - $9,000,006; David Ni - $489,937; Paul Brockman - $503,974; and Nazar Alobaidat - $419,978. If the maximum level of performance were to be achieved, then the number of shares that would be received in respect of such 2023 PSUs would be 200% of the number of PSUs granted, and the grant date value of such awards would have been as follows: Matthew Kirk - $587,746; Orla Gregory - $18,000,012; David Ni - $979,874; Paul Brockman - $1,007,947; and Nazar Alobaidat - $839,956. Whether the recipients of PSUs ultimately receive any shares in respect of PSU awards depends on whether Enstar achieves certain levels of growth in FDBVPS, Operating Income ROE (for PSU awards granted in 2021) or Adjusted ROE (for PSU awards granted in 2022 and 2023), as set forth in each award agreement.

(3)	The amounts shown in the Option Awards column represent the aggregate grant date fair value of a grant to Mr. Silvester of a Joint Share Ownership Interest in 565,630 ordinary shares under our Joint Share Ownership Plan, a sub-plan of our Amended and Restated 2016 Equity Incentive Plan. The grant date fair value of the Joint Share Ownership Interest is computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, using a Monte Carlo valuation model. Under the terms of a joint share ownership agreement between Enstar, Mr. Silvester and the trustee (the “Trustee”) of the Enstar Group Limited Employee Benefit Trust (the “Trust”), Mr. Silvester holds a shared ownership interest with the Trustee in the ordinary shares underlying the award, subject to certain vesting and other conditions. Under the terms of the original joint share ownership agreement, 80% of Mr. Silvester’s interest was scheduled to vest on January 21, 2023 (the “Original Vesting Date”) and 20% of Mr. Silvester’s interest was scheduled vest on the Original Vesting Date only if the growth of Enstar’s FDBVPS between January 1, 2020 and December 31, 2022 met or exceeded a compound annual growth rate of 10%, except in certain instances of change of control, as defined in the joint share ownership agreement, or the lapse of his interest. Under the original joint share ownership agreement, if the market price of an ordinary share on both the Original Vesting Date and the date on which the value of Mr. Silvester’s interest is realized was equal to or greater than the “Hurdle” price of $266.00, Mr. Silvester would have been entitled to 100% of any value in the ordinary shares held by the Trust above $205.89 per share. The amount shown in the Option Awards column for the year ended December 31, 2020 represents the aggregate grant date fair value of Mr. Silvester’s Joint Share Ownership Interest on the original grant date. On July 1, 2022, the joint share ownership agreement was amended to change the scheduled vesting date from January 21, 2023 to January 21, 2025 (the “Amended Vesting Date”) and to increase the Hurdle to $315.53. As a result, under the amended joint share ownership agreement, if the market price of an ordinary share on both the Amended Vesting Date and the date on which the value of Mr. Silvester’s interest is realized is equal to or greater than $315.53, Mr. Silvester will be entitled to 100% of any

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value in the ordinary shares held by the Trust above $205.89 per share. The amount shown in the Option Awards column for the year ended December 31, 2022 represents the incremental grant date fair value, computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures, using a Monte Carlo valuation model, of Mr. Silvester’s Joint Share Ownership Interest on July 1, 2022 (the date the joint share ownership agreement was amended). As in the original joint share ownership agreement, the amended joint share ownership agreement provides that 20% of Mr. Silvester’s interest will vest on the Amended Vesting Date only if the growth of Enstar’s FDBVPS between January 1, 2022 and December 31, 2024 (extended by the amended joint share ownership agreement from December 31, 2022) meets or exceeds a compound annual growth rate of 10%, except in certain instances of change of control, as defined in the amended joint share ownership agreement, or the lapse of his interest.

(4)	The amounts shown in the Non-Equity Plan Incentive Compensation column reflect the actual performance-based annual incentive bonuses paid to each named executive officer for the applicable year pursuant to the Annual Incentive Compensation Program (the “AIP”). The bonuses paid pursuant to the AIP are described above in “Compensation Discussion and Analysis - Annual Incentive Compensation.”

(5)	Base salary amounts paid to Mr. Silvester for a portion of 2021 were paid in GBP and have been converted to USD at the then-prevailing exchange rate on the relevant payroll date. Mr. Silvester resided in the United Kingdom until March 31, 2021 when he relocated to Bermuda. As a result, one-fourth of Mr. Silvester’s 2021 AIP award was paid in GBP, which resulted in conversion from USD to GBP at the prevailing exchange rate as of March 20, 2022. In addition, one-fourth of Mr. Silvester’s 2021 retirement benefit was calculated and paid in GBP and has been converted to USD at the then-prevailing exchange rate on March 20, 2022. All Other Compensation for 2023 represents (A) cash contributions on the same terms provided to all employees in the same region as follows: (i) retirement benefit contribution ($250,000) and (ii) Bermudian payroll and social insurance tax ( $218,316 ); (B) contractual benefits as follows: (i) Company-maintained apartment ( $268,615 ) and (ii) commercial air travel for executive and his spouse ( $423,185 ); and (C) other personal benefits as follows: (i) reimbursement of medical expenses ($2,727), (ii) reimbursement of gym memb ership ($1,266), (iii) reimbursement of home office expenses ($6,258), and (iv) accompaniment of immediate family members on certain permitted business private flights at no incremental cost to the Company.

(6)	Mr. Kirk was appointed to the position of Chief Financial Officer, effective as of March 2, 2023. All Other Compensation for 2023 represents a Company matching contribution under our 401(k) plan ($16,754). This Company matching contribution under our 401(k) plan is offered to all of our U.S.-based employees. Mr. Kirk was not a named executive officer in 2022 or 2021; as such, only his compensation for 2023 is reported.

(7)	Ms. Gregory served as our Chief Financial Officer until March 2, 2023, when Ms. Gregory was appointed as President. Following her appointment as President, Ms. Gregory no longer serves as the Company’s Chief Financial Officer. All Other Compensation for 2023 represents: (i) cash payment in respect of retirement benefit contribution ($135,000) and (ii) payment of Ms. Gregory’s share of Bermudian payroll and social insurance tax ($218,316). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(8)	All Other Compensation for 2023 represents a Company matching contribution under our 401(k) plan ($19,800). This Company matching contribution under our 401(k) plan is offered to all of our U.S.-based employees. Mr. Ni was not a named executive officer in 2021; as such, only his compensation for 2022 and 2023 is reported.

(9)	All Other Compensation for 2023 represents a Company matching contribution under our 401(k) plan ($19,800). This Company matching contribution under our 401(k) plan is offered to all of our U.S.-based employees.

(10)	All Other Compensation for 2023 represents a Company matching contribution under our 401(k) plan ($19,800). This Company matching contribution under our 401(k) plan is offered to all of our U.S.-based employees.

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Grants of Plan-Based Awards in 2023

Name	Award Type	Approval Date	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock and Option Awards(4)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Dominic Silvester	AIP	n/a	n/a	$ 2,250,000	$3,750,000	$4,950,000

Matthew Kirk	AIP	n/a	n/a	$297,000	$797,500	$1,058,750
	PSUs		3/20/2023				330	659	1,318		$146,825
	PSUs		3/20/2023					660			$147,048
	RSUs		3/20/2023							566	$126,105

Orla Gregory	AIP	n/a	n/a	$ 945,000	$2,030,000	$2,695,000
	PSUs		3/20/2023				10,099	20,197	40,394		$4,499,892
	PSUs		3/20/2023				10,099	20,198	40,396		$4,500,114
	RSUs		3/20/2023							13,465	$3,000,002

David Ni	AIP	n/a	n/a	$607,500	$1,350,000	$1,732,500
	PSUs		3/20/2023				550	1,099	2,198		$244,857
	PSUs		3/20/2023				550	1,100	2,200		$245,080
	RSUs		3/20/2023							943	$210,100
	RSUs		3/20/2023							4,488	$999,926

Paul Brockman	AIP	n/a	n/a	$ 540,000	$1,000,000	$1,320,000
	PSUs		3/20/2023				566	1,131	2,262		$ 251,987
	PSUs		3/20/2023				566	1,131	2,262		$ 251,987
	RSUs		3/20/2023							970	$ 216,116
	RSUs		3/20/2023							4,488	$ 999,926

Nazar Alobaidat	AIP	n/a	n/a	$ 351,000	$812,500	$1,072,500
	PSUs		3/20/2023				471	942	1,884		$ 209,878
	PSUs		3/20/2023				472	943	1,886		$ 210,100
	RSUs		3/20/2023							808	$ 180,022
	RSUs		3/20/2023							4,488	$ 999,926

(1)	The amounts reported in these columns represent estimated possible payouts of performance-based annual incentive cash bonuses under the Annual Incentive Compensation Program in respect of 2023, assuming threshold achievement, target achievement and maximum achievement of the applicable performance metrics and assuming full negative and positive exercise of the Committee Adjustment Amount for threshold and maximum awards, respectively. The Committee Adjustment Amount is described in detail in “Compensation Discussion and Analysis - Annual Incentive Compensation - Committee Adjustment Amount.” The actual amounts paid to our named executive officers in respect of 2023 are included in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

(2)	The amounts reported in these columns represent grants pursuant to the Equity Plan during 2023 of PSUs that cliff vest following a three-year performance period, subject to the Company’s achievement of certain levels of growth in FDBVPS or Adjusted ROE. Failure by the Company to attain at least a threshold level of financial performance during the performance period in respect of an award would result in zero vesting of PSUs under such award.

(3)	The amounts reported in this column represent grants pursuant to the Equity Plan during 2023 of time-vested RSUs. RSUs granted during 2023 vest in three approximately equal annual installments beginning one year from the grant date, except for 4,488 RSUs granted to Mr. Brockman, 4,488 RSUs granted to Mr. Ni, and 4,488 RSUs granted to Mr. Alobaidat, all of which cliff vest on the third anniversary of their grant date.

(4)	The amounts reported in this column represent the grant date fair value of awards granted to our named executive officers in 2023, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements with Named Executive Officers

We have employment agreements with all of our named executive officers.

On July 1, 2022, we entered into an amended and restated employment agreement with Mr. Silvester to effect certain changes in connection with the extension of the term of the JSOP Award to 2025. Mr. Silvester’s amended and restated employment agreement has a term expiring on January 31, 2025 and provides for an annual base salary of $2,500,000. In addition, Mr. Silvester’s employment agreement provides for certain benefits including a monthly housing allowance of $20,000 and others described in “Compensation Discussion and Analysis - Other Benefits and Perquisites” above. Mr. Silvester’s employment agreement does not contain an automatic renewal clause.

On March 21, 2023, Mr. Kirk entered into a new employment agreement in connection with his appointment to the position of Chief Financial Officer. Mr. Kirk’s employment agreement continues for an indefinite term until terminated in accordance with its terms.

On March 21, 2023, in connection with her appointment to the position of President, we entered into an amendment to Ms. Gregory’s existing amended and restated employment agreement dated as of January 21, 2020 and amended on September 16, 2021 and July 1, 2022. This amendment increased Ms. Gregory’s annual base salary to $1,400,000, and otherwise includes substantially the same terms and conditions as her existing agreement. Ms. Gregory’s term of service under her employment agreement extends until March 1, 2026, and does not contain an automatic renewal clause.

Mr. Ni’s employment agreement was entered into on February 4, 2022 and continues for an indefinite term until terminated in accordance with its terms.

On March 21, 2023, in connection with his appointment to the position of Chief Operating Officer, we entered into an amendment to Mr. Brockman’s existing employment agreement dated as of January 8, 2018. This amendment (1) increased Mr. Brockman’s annual base salary to $800,000 and (2) provides that if Mr. Brockman’s employment is terminated by us without “cause,” Mr. Brockman would be entitled to: (A) salary continuation at his then-current base salary for the greater of (x) twelve months after the termination date or (y) the number of pay periods required by our severance pay plan; and (B) a pro rata bonus in respect of the year of termination, based on our achievement of the performance goals established in accordance with any incentive plan in which Mr. Brockman participates. The amendment otherwise includes similar terms and conditions as Mr. Brockman’s existing agreement. Mr. Brockman’s employment agreement continues for an indefinite term until terminated in accordance with its terms.

On June 6, 2023, we entered into an amended and restated employment agreement with Mr. Alobaidat, which amended and restated Mr. Alobaidat’s existing employment agreement dated as of September 9, 2016. The amended and restated employment agreement provides that if Mr. Alobaidat’s employment is terminated by us without “cause,” Mr. Alobaidat would be entitled to: (A) salary continuation at his then-current base salary for the greater of (x) twelve months (or eighteen months if such termination without “cause” occurs following a change in control) after the termination date or (y) the number of pay periods required by our severance pay plan; (B) a pro rata bonus in respect of the year of termination, based on our achievement of the performance goals established in accordance with any incentive plan in which Mr. Alobaidat participates; and (C) Company-paid COBRA-continuation coverage for Mr. Alobaidat and any eligible dependents for a period of twelve months following the termination date. The amended and restated employment agreement also observed the Compensation Committee’s decision to increase Mr. Alobaidat’s annual base salary to $650,000, effective April 1, 2023. The amended and restated employment agreement otherwise includes similar terms and conditions as Mr. Alobaidat’s existing agreement. Mr. Alobaidat’s amended and restated employment agreement continues for an indefinite term until terminated in accordance with its terms.

Additional material terms of each of the employment agreements are described below in the section entitled “Potential Payments upon Termination or Change in Control.” The employment agreements also provide for certain benefits and certain restrictive covenants.

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Incentive Awards

Awards granted under our Annual Incentive Compensation Program and our Equity Plan are described in “Compensation Discussion and Analysis - Annual Incentive Compensation” and “Long-Term Incentive Compensation,” respectively.

Retirement and Other Benefits

We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom, Europe, and the United States. On an annual basis, our employees and executive officers in Bermuda receive an amount equal to 10% of their base salaries in respect of a retirement benefit contribution. Our employees and executive officers in the United States receive a Company matching contribution under our 401(k) plan of up to 6% of base salary, subject to IRS maximums. The amounts paid to each of our executive officers in respect of these retirement benefits are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above. Amounts for other benefits included in the “All Other Compensation” column of the Summary Compensation Table are described in “Compensation Discussion and Analysis - Other Benefits and Perquisites.”

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Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2023.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable		Option Exercise Price	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Dominic Silvester	565,630	(2)	$315.53	4/21/2025	(2)	—		$—	—		$—
Matthew Kirk	—		$—	—		6,937	(3)	$2,041,906	3,449	(4)	$1,015,213
Orla Gregory	—		$—	—		13,465	(5)	$3,963,423	80,790	(6)	$23,780,537
David Ni	—		$—	—		17,760	(7)	$5,227,656	5,568	(8)	$1,638,941
Paul Brockman	—		$—	—		15,022	(9)	$4,421,726	6,026	(10)	$1,773,753
Nazar Alobaidat	—		$—	—		10,471	(11)	$3,082,139	5,016	(12)	$1,476,460

(1)	Market value of stock awards based on $294.35 per share, the closing price of our ordinary shares on December 31, 2023.

(2)	Represents Mr. Silvester’s Joint Share Ownership Interest in 565,630 ordinary shares relating to an equity award granted to him under our Joint Share Ownership Plan, a sub-plan of our Equity Plan. Under the terms of a joint share ownership agreement between Enstar, Mr. Silvester and the trustee of the Enstar Group Limited Employee Benefit Trust (the “Trustee”), as amended on July 1, 2022, Mr. Silvester holds a shared ownership interest with the Trustee in the ordinary shares underlying the award, subject to certain vesting and other conditions (the “Executive Interest”). Except in certain instances of change of control, as defined in the joint share ownership agreement, or the lapse of his interest, 80% of Mr. Silvester’s interest will vest on January 21, 2025 (the “Vesting Date”) and 20% of Mr. Silvester’s interest will vest on that date only if the growth of Enstar’s FDBVPS between January 1, 2020 and December 31, 2024 meets or exceeds a compound annual growth rate of 10%. For a period of three months beginning on the Vesting Date, Mr. Silvester may realize the value, if any, of the Executive Interest. Upon expiration of the three-month period, the value, if any, of the Executive Interest will be realized automatically. Where the market prices of an ordinary share on both the Vesting Date and the date on which the value of Mr. Silvester’s interest is realized are equal to or greater than $315.53, Mr. Silvester will be entitled to 100% of any value in the ordinary shares held by the Trust above $205.89 per share.

(3)	Reflects (a) 159 PSUs that cliff vested on March 1, 2024 following a three-year performance period that ended on December 31, 2023 upon the Company’s achievement of certain levels of Operating Income ROE; (b) 290 RSUs scheduled to vest in two approximately equal annual installments beginning on March 20, 2024; (c) 2,089 RSUs scheduled to vest on March 30, 2024; (d) 566 RSUs scheduled to vest in three approximately equal annual installments beginning on March 20, 2024; and (e) 3,833 RSUs scheduled to vest on March 20, 2025. In addition, on March 1, 2021, the Compensation Committee awarded Mr. Kirk 241 PSUs (target level) that were scheduled to vest following a performance period that ended on December 31, 2023 only if and to the extent the Company achieved certain levels of growth in FDBVPS during such period. The performance objectives relating to book value per share did not meet threshold, and no PSUs vested in respect of that portion of the award.

(4)	Reflects (a) 304 PSUs (60% of target) that cliff vest following a three-year performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of growth in FDBVPS; (b) 507 PSUs (100% of target) that cliff vest following a three-year performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of Adjusted ROE; (c) 1,318 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of growth in FDBVPS; and (d) 1,320 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of Operating Income ROE.

(5)	Reflects 13,465 RSUs scheduled to vest in three approximately equal annual installments beginning on March 20, 2024.

(6)	Reflects (a) 40,394 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of growth in FDBVPS; and (b) 40,396 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of Adjusted ROE.

(7)	Reflects (a) 303 PSUs that cliff vested on March 1, 2023 following a three-year performance period that ended on December 31, 2023 upon the Company’s achievement of certain levels of Operating Income ROE; (b) 418 RSUs scheduled to vest in two approximately equal annual installments beginning on March 20, 2024; (c) 943 RSUs scheduled to vest in three approximately equal annual installments beginning on March 20, 2024; (d) 167 RSUs scheduled to vest on March 30, 2024; and (e) 15,929 RSUs scheduled to vest on February 4, 2026. In addition, on March 1, 2021, the Compensation Committee awarded Mr. Ni 461 PSUs (target level) that were scheduled to vest following a performance period that ended on December 31, 2023 only if and to the extent the Company achieved certain levels of growth in FDBVPS during such period. The performance objectives relating to book value per share did not meet threshold, and no PSUs vested in respect of that portion of the award.

(8)	Reflects (a) 439 PSUs (60% of target) that cliff vest following a three-year performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of growth in FDBVPS; (b) 731 PSUs (100% of target) that cliff vest following a three-year

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performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of Adjusted ROE; (c) 2,198 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of growth in FDBVPS; and (d) 2,200 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of Adjusted ROE.

(9)	Reflects (a) 479 PSUs that cliff vested on March 1, 2024 following a three-year performance period that ended on December 31, 2023 upon the Company’s achievement of certain levels of Operating Income ROE; (b) 537 RSUs scheduled to vest in two approximately equal installments beginning on March 20, 2024; (c) 970 RSUs scheduled to vest in three approximately equal annual installments beginning on March 20, 2024; (d) 208 RSUs scheduled that vest on March 30, 2024; and (e) and 12,828 RSUs scheduled to vest on July 1, 2025. In addition, on March 1, 2021, the Compensation Committee awarded Mr. Brockman 729 PSUs (target level) that were scheduled to vest following a performance period that ended on December 31, 2023 only if and to the extent the Company achieved certain levels of growth in FDBVPS during such period. The performance objectives relating to FDBVPS did not meet threshold, and no PSUs vested in respect of that portion of the award.

(10)	Reflects (a) 563 PSUs (60% of target) that cliff vest following a three-year performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of growth in FDBVPS; (b) 939 PSUs (100% of target) that cliff vest following a three-year performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of Adjusted ROE; (c) 2,262 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of growth in FDBVPS; and (d) 2,262 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of Adjusted ROE.

(11)	Reflects (a) 506 PSUs that cliff vested on March 1, 2024 following a three-year performance period that ended on December 31, 2023 upon the Company’s achievement of certain levels of Operating Income ROE; (b) 445 RSUs scheduled to vest in two approximately equal installments beginning on March 20, 2024; (c) 808 RSUs scheduled to vest in three approximately equal annual installments beginning on March 20, 2024; (d) 4,224 RSUs scheduled to vest in three approximately equal annual installments beginning on March 30, 2024; and (e) 4,488 RSUs scheduled to vest on March 20, 2026. In addition, on March 1, 2021, the Compensation Committee awarded Mr. Alobaidat 770 PSUs (target level) that were scheduled to vest following a performance period that ended on December 31, 2023 only if and to the extent the Company achieved certain levels of growth in FDBVPS during such period. The performance objectives relating to book value per share did not meet threshold, and no PSUs vested in respect of that portion of the award.

(12)	Reflects (a) 467 PSUs (60% of target) scheduled to cliff vest following a three-year performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of growth in FDBVPS; (b) 779 PSUs (100% of target) that cliff vest following a three-year performance period that began on January 1, 2022 subject to the Company’s achievement of certain levels of Adjusted ROE; (c) 1,884 PSUs (200% of target) scheduled to cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of growth in FDBVPS; and (d) 1,886 PSUs (200% of target) that cliff vest following a three-year performance period that began on January 1, 2023 subject to the Company’s achievement of certain levels of Adjusted ROE.

Option Exercises and Stock Vested during 2023 Fiscal Year

The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2023 fiscal year.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise		Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Dominic Silvester	—		$—	—	$—
Matthew Kirk	—		$—	1,001	$—
Orla Gregory	20,000	(3)	$2,747,800	2,241	$542,748
David Ni	—		$—	1,309	$304,300
Paul Brockman	—		$—	5,064	$1,149,053
Nazar Alobaidat	—		$—	1,360	$317,396

(1)	Represents the difference between the exercise price for cash-settled Stock Appreciation Rights (“SARs”) exercised and the closing market price of our ordinary shares on the exercise date.

(2)	Amount is the number of shares of stock acquired upon vesting of PSU and RSU awards multiplied by the closing market price of our ordinary shares on the vesting date (or the preceding trading day if the vesting date was not a trading day).

(3)	Pursuant to their terms, the SARs held by Ms. Gregory were exercisable only in cash. Ms. Gregory did not receive any ordinary shares as a result of exercising the SARs.

Potential Payments upon Termination or Change in Control

This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide

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estimated amounts of benefits assuming the occurrence of certain hypothetical termination events as of December 31, 2023.

Employment Agreement for our Chief Executive Officer

The descriptions below set forth the material terms of the amended and restated employment agreement with our CEO, dated as of July 1, 2022 (the "CEO Employment Agreement").

Termination for "Cause" or Voluntary Termination without "Good Reason." If we terminate Mr. Silvester's employment for "cause," or if Mr. Silvester voluntarily resigns without "good reason," we will not be obligated to make any payments to him other than amounts that have been fully earned by, but not yet paid to, Mr. Silvester.

Change in Control . If a change of control of the Company occurs during the term of the CEO Employment Agreement, Mr. Silvester would be entitled to: (i) a lump sum amount equal to $7,500,000 (three times his annual base salary); and (ii) immediate vesting and exercisability of each outstanding equity incentive award (other than an award subject to the Joint Share Ownership Plan Agreement, as amended (the "JSOP Agreement")) granted to Mr. Silvester before, on or within three years after July 1, 2022. In addition, if his Executive Interest under the JSOP Agreement vests upon such change in control, he would also be entitled to a lump sum amount (such amount, the "COC JSOP Amount") calculated as follows: (a) if the change in control occurred prior to January 19, 2023, (x) $34 million less any amount realized by him in respect of the Executive Interest, if the Hurdle (defined in the JSOP Agreement as the closing price of a common share of the Company on January 17, 2020 multiplied by the compound annual growth rate for the period from, and including, January 21, 2020 to the earlier of certain dates as prescribed in the JSOP Award), was met at the time of such change in control, or (y) $27 million less any amount received by him in respect of the Executive Interest, if the Hurdle was not met (the "Base COC JSOP Amount"); and (b) if the change in control occurs after January 19, 2023 and prior to January 21, 2025, an increase to the Base COC JSOP Amount on a straight-line interpolation basis based on the date of the change in control from (x) $34.0 million on January 19, 2023 to $47.4 million on January 19, 2024 if the Hurdle is met at the time of the change in control, or $27.0 million on January 19, 2023 to $37.9 million on January 19, 2024 if the Hurdle is not met at the time of the change in control, or (y) $47.4 million on January 19, 2024 to $62.0 million on January 19, 2025 if the Hurdle is met at the time of the change in control, or $37.9 million on January 19, 2024 to $49.6 million on January 19, 2025 if the Hurdle is not met at the time of the change in control. Mr. Silvester would also be entitled to continued medical benefits for him and his spouse and dependents for thirty-six months if he were to resign within 30 days of a change in control. For an explanation of the determination of the value of the Executive Interest in respect of the JSOP Award in the event of a change in control, see “Equity Incentive Plan – JSOP Award” below for a discussion of the JSOP Award in the event of a change in control.

Termination "without Cause" or Termination for "Good Reason." If Mr. Silvester’s employment is terminated during the term of the CEO Employment Agreement by the Company without “cause” or by Mr. Silvester for “good reason,” Mr. Silvester would be entitled to: (i) any amounts that have been fully earned by, but not yet paid to, Mr. Silvester under the CEO Employment Agreement as of the date of such termination, together with any payment in lieu of accrued but unused holiday; (ii) a lump sum amount equal to $7,500,000 (three times his annual base salary) less any amount received in respect of a prior change in control; (iii) continued medical benefits for him and his spouse and dependents for a period of 36 months; (iv) immediate vesting and exercisability of each outstanding equity incentive award (other than an award subject to the JSOP Agreement) granted to Mr. Silvester before, on or within three years after July 1, 2022; (v) in the event no COC JSOP Amount has been paid to him, if such termination occurs before the date his Executive Interest vests, an amount calculated as follows: $27.0 million (the "Base Termination JSOP Amount"), increased on a straight-line interpolation basis based on the date of his termination from the Base Termination JSOP Amount on January 19, 2023 to $37.9 million on January 19, 2024 and from $37.9 million on January 19, 2024 to $49.6 million on January 19, 2025; and (vi) an amount equal to the bonus that he would have received in respect of the year of his termination had he been employed by the Company for the full year, based on the Company's achievement of the performance goals established in accordance with any incentive plan in which he participates.

Death of Executive. In the event of Mr. Silvester's death, the CEO Employment Agreement automatically terminates, and his or her designated beneficiary or legal representatives are entitled to: (i) a lump sum payment equal to five times the executive officer’s annual base salary pursuant to life insurance coverage maintained by the Company on behalf of Mr. Silvester; (ii) an amount equal to the bonus that would have been received had Mr. Silvester been employed by Company for the full year, multiplied by a fraction, the numerator of which is the number of calendar

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days he was employed in such year and the denominator of which is 365; and (iii) continued medical benefits coverage for Mr. Silvester's spouse and dependents for a period of 36 months if and to the extent the Company was paying for such benefits for Mr. Silvester’s spouse and dependents at the time of his death. The Company self-insures its obligation to fund the difference between the contractually provided lump sum amount payable in the event of the death of Mr. Silvester and the life insurance benefit provided by his participation in the Company's life insurance benefit provided to all employees.

Disability of Executive. If Mr. Silvester's employment is terminated due to disability, then he is entitled to: (i) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to him as of the date of such termination; (ii) continued base salary for a period of 36 months, with base salary payments being offset by any payments under the Company's disability insurance policies; (iii) an amount equal to the bonus that would have been received had Mr. Silvester been employed by the Company for the full year, multiplied by a fraction, the numerator of which is the number of calendar days he was employed in such year and the denominator of which is 365; and (iv) continued medical benefits coverage for Mr. Silvester and his spouse and dependents for a period of 36 months if and to the extent the Company was paying for such benefits for Mr. Silvester’s spouse and dependents at the time of his death.

Restrictive Covenants. The CEO Employment Agreement restricts Mr. Silvester from competing with the Company for the term of the CEO Employment Agreement and, if his employment with the Company is terminated before the end of the employment term, for a period of 18 months after his termination of employment.

Employment Agreements for our Chief Financial Officer; President; Chief Strategy Officer; Chief Operating Officer and Interim CEO of Enstar (EU) Limited; and Chief Investment Officer

The descriptions below set forth the material terms of the employment agreements with our named executive officers, other than our CEO.

Our executive officers are entitled to certain benefits under their employment agreements upon termination of their employment. An executive officer’s employment may terminate under any of the following circumstances: (i) by us for "cause" (as defined in the applicable executive’s agreement) or by the executive without "good reason" (as defined in the executive’s agreement, if applicable); (ii) by us without "cause" or by the executive with "good reason" (if applicable); (iii) following a "change of control" (as defined in the applicable executive’s agreement); (iv) upon the executive’s death or disability; and (v) after expiration of the term of employment for agreements with a set term.

Upon termination for any reason, each executive is entitled to any salary, bonuses, expense reimbursement and similar amounts (including pension benefits) that were already earned by, but not yet paid to, such executive.

On March 21, 2023, Ms. Gregory and the Company entered into an amendment to Ms. Gregory's existing amended and restated employment agreement in connection with her appointment to the position of President, which is described in the section above entitled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Employment Agreements with Named Executive Officers."

Also on March 21, 2023, Mr. Brockman and the Company entered into an amendment to Mr. Brockman’s existing employment agreement in connection with his appointment to the position of Chief Operating Officer, which is described in the section above entitled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Employment Agreements with Named Executive Officers."

On June 6, 2023, Mr. Alobaidat and the Company entered into an amended and restated employment agreement, which is described in the section above entitled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Employment Agreements with Named Executive Officers."

Termination for "Cause" or Voluntary Termination without "Good Reason." If we terminate the employment agreement of Messrs. Kirk or Alobaidat or Ms. Gregory for "cause," or if one of them voluntarily terminates his or her employment agreement with us without "good reason," we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer. If we terminate the employment agreement of Messrs. Ni or Brockman for "cause," or if one of them terminates his employment for any reason, we will not be obligated to make any payments to him other than amounts that have been fully earned by, but not yet paid to, him.

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Termination "without Cause" or Termination for "Good Reason." Our executive officers are entitled to the benefits described below if: (i) we terminate the executive officer’s employment "without cause" or (ii) for Messrs. Kirk and Alobaidat and Ms. Gregory, if the executive officer terminates his or her employment with "good reason": (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination; (B) a lump sum amount equal to two times the executive officer’s annual base salary (for Ms. Gregory), or a continuation of base salary for the greater of twelve months or the number of pay periods required by the Company's U.S. employee severance plan (for Messrs. Kirk, Ni, Brockman and Alobaidat); (C) (i) for Ms. Gregory, continued medical benefits coverage for her, her spouse and dependents at our expense for 24 months, or (ii) for Mr. Kirk and Mr. Alobaidat, COBRA-continuation coverage for him and any eligible dependents at our expense for 12 months; (D) vesting of each outstanding unvested equity incentive award, if any, granted to the executive officer before, on or within three years of the effective date of the employment agreement (for Ms. Gregory); and (E) for the year in which the executive officer’s employment terminates (i) for Ms. Gregory, subject to the achievement by the Company of applicable performance goals, an amount equal to the annual incentive award that she would have received had she been employed by us for the full year (an "Incentive Plan Payment"), (ii) for Messrs. Ni and Brockman, an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that they were employed by (a "Pro Rata Incentive Plan Payment"), or (iii) for Messrs. Kirk and Alobaidat, an amount equal to the executive's target bonus opportunity reduced on a pro rata basis to reflect the amount of calendar days during the year that they were employed (a "Target Pro Rata Incentive Plan Payment").

Termination following a Change in Control. In the event of termination of employment "without cause" (for Ms. Gregory and Messrs. Kirk, Ni, Brockman and Alobaidat), or resignation for "good reason" (for Ms. Gregory and for Messrs. Kirk and Alobaidat) following a change in control, these executive officers would be entitled to the same benefits described above, except for Mr. Alobaidat, who would be entitled to a continuation of his base salary for the greater of eighteen months or the number of pay periods required by the Company's U.S. employee severance plan.

Death of Executive. In the event of an executive officer’s death, his or her employment agreement automatically terminates. For Ms. Gregory, her designated beneficiary or legal representatives are entitled to: (A) a lump sum payment equal to five times the executive officer’s annual base salary in effect at the time of her death; (B) a Pro Rata Incentive Plan Payment; and (C) continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 24 months. The Company self-insures its obligation to fund the difference between the contractually provided lump sum amount payable in the event of the death of Ms. Gregory and the life insurance benefit provided by such executive's participation in the Company's life insurance benefit provided to all employees.

Disability of Executive. For Ms. Gregory, we may terminate her employment agreement if she becomes disabled (as defined in her agreement). If her employment ends because of disability, then she is entitled to: (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, her as of the date of such termination; (B) base salary for a period of 24 months, with base salary payments being offset by any payments to her under the Company's disability insurance policies; (C) a Pro Rata Incentive Plan Payment; and (D) continued medical benefits coverage for her, her spouse and dependents at our expense for a period ending on the earlier of (x) 24 months and (y) the date she begins new employment with an organization offering a comprehensive major medical health plan for her and her spouse and dependents. For Messrs. Kirk, Ni, Brockman and Alobaidat, we may terminate the executive's employment agreement if he becomes disabled (as defined in the executive's employment agreement). If the executive's employment ends because of disability, then he is entitled to: (A) all compensation to which he is entitled up through his termination date; (B) base salary for a period of six months, with base salary payments being offset by any payments to him under the Company's disability insurance policies (for Messrs. Kirk, Brockman and Alobaidat); and (C) a Target Pro Rata Incentive Plan Payment (for Messrs. Kirk and Alobaidat) or a Pro Rata Incentive Plan Payment (for Mr. Brockman).

Restrictive Covenants. In addition, the employment agreements of Messrs. Ni and Alobaidat and Ms. Gregory provide the Company with certain protections in the form of restrictive covenants regarding non-competition as follows: during the term of their employment agreement and for a period of (A) 12 months (for Ms. Gregory, Mr. Ni and Mr. Alobaidat) following (x) the date of termination of employment (other than in the event of termination by the Company “without cause” or, in the case of Ms. Gregory and Mr. Alobaidat, by the executive with “good reason”), or (y) alternatively, in the case of Mr. Ni, the date he provides notice to the Company pursuant to his employment agreement of his voluntary termination for any reason, the executive may not compete with us. These agreements,

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and the agreements for Messrs. Kirk and Brockman, also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement.

Annual Incentive Compensation Program

Under the Annual Incentive Compensation Program, a change in control would change the measurement period used to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.

Equity Incentive Plan

JSOP Award. In the event of a change in control of the Company, the JSOP Agreement provides that Mr. Silvester's Executive Interest in the JSOP Award would vest in full on the date of such change in control unless the parties agree to roll-over the Executive Interest into shares in the acquiring company, in which case the Executive Interest would not vest and would remain outstanding, subject to the terms of the JSOP Agreement. Upon vesting in connection with a change in control, provided that the Hurdle is met, the value of the Executive Interest would be determined by reference to the applicable price per ordinary share of the Company (or equivalent value where the consideration is not in cash) agreed in the change in control transaction. Upon a change in control, the Hurdle would be the price per share that represents a compound annual growth rate of 8.9136% above an initial share price of $205.89 for the period from and including January 21, 2020 to the date a final offer is made that subsequently results in a change in control. If the Hurdle is not met as of the date of a change in control, the Executive Interest would have no value.

PSUs and RSUs. Our Equity Plan provides that PSU and RSU awards will not fully vest, nor will payments be made in respect of outstanding PSU and RSU awards, if the Human Resources and Compensation Committee determines, prior to a change in control, that the surviving or successor corporation will assume all such outstanding awards, or substitute a new award of the same type for each such outstanding award. If such assumption or substitution does not occur, the Human Resources and Compensation Committee may fully vest all such outstanding awards in the event of a change in control and may terminate such outstanding awards in exchange for a settlement payment based upon the price per share received in connection with the change in control. The Equity Plan further provides that, unless otherwise determined by the Human Resources and Compensation Committee, PSUs with respect to completed performance periods shall be paid if earned and with respect to in-progress performance periods, a pro-rata portion of the target award opportunity shall be paid based on the portion of the performance period that has been completed as of the date of the change in control.

Hypothetical Payments and Benefits

The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2023.

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Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Voluntary Termination for Good Reason, Company Termination Without Cause	Change in Control	Death	Disability
Dominic Silvester
Base Salary(2)	$—	$7,500,000	$7,500,000	$—	$7,500,000
Bonus(3)	$—	$3,821,959	$3,821,959	$3,821,959	$3,821,959
Medical Benefits(4)	$—	$121,876	$—	$121,876	$121,876
Contractual Life Benefit(5)	$—	$—	$—	$12,500,000	$—
JSOP Settlement and Contract Benefit(6)	$—	$37,332,603	$37,332,603	$—	$—
TOTAL	$—	$48,776,438	$48,654,562	$16,443,835	$11,443,835
Matthew Kirk
Base Salary(2)	$—	$550,000	$—	$—	$275,000
Bonus(3)	$—	$550,000	$551,070	$—	$550,000
Medical Benefits(4)	$—	$25,961	$—	$—	$—
Contractual Life Benefit(5)	$—	$—	$—	$—	$—
Accelerated Vesting(7)	$—	$2,394,243	$2,465,181	$2,394,243	$2,394,243
TOTAL	$—	$3,520,204	$3,016,252	$2,394,243	$3,219,243
Orla Gregory
Base Salary(2)	$—	$2,800,000	$—	$—	$2,800,000
Bonus(3)	$—	$2,042,297	$2,042,297	$2,042,297	$2,042,297
Medical Benefits(4)	$—	$30,173	$—	$30,173	$30,173
Contractual Life Benefit(5)	$—	$—	$—	$7,000,000	$—
Accelerated Vesting(7)	$—	$15,853,691	$15,853,691	$15,853,691	$15,853,691
TOTAL	$—	$20,726,162	$17,895,988	$24,926,162	$20,726,162
David Ni
Base Salary(2)	$—	$900,000	$—	$—	$—
Bonus(3)	$—	$1,357,845	$1,357,845	$—	$—
Medical Benefits(4)	$—	$—	$—	$—	$—
Contractual Life Benefit(5)	$—	$—	$—	$—	$—
Accelerated Vesting(7)	$—	$5,856,289	$5,991,985	$5,856,289	$5,856,289
TOTAL	$—	$8,114,134	$7,349,829	$5,856,289	$5,856,289
Paul Brockman
Base Salary(2)	$—	$800,000	$—	$—	$400,000
Bonus(3)	$—	$1,041,670	$1,041,670	$—	$1,041,670
Medical Benefits(4)	$—	$—	$—	$—	$—
Contractual Life Benefit(5)	$—	$—	$—	$—	$—
Accelerated Vesting(7)	$—	$5,085,779	$5,300,360	$5,085,779	$5,085,779
TOTAL	$—	$6,927,449	$6,342,030	$5,085,779	$6,527,449
Nazar Alobaidat
Base Salary(2)	$—	$650,000	$—	$—	$325,000
Bonus(3)	$—	$812,500	$818,166	$—	$812,500
Medical Benefits(4)	$—	$25,961	$—	$—	$—
Contractual Life Benefit(5)	$—	$—	$—	$—	$—
Accelerated Vesting(7)	$—	$3,650,627	$3,877,276	$3,650,627	$3,650,627
TOTAL	$—	$5,139,088	$4,695,442	$3,650,627	$4,788,127

(1)	Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

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(2)	Salary amounts reflect contractual severance payments as described above. Salary amounts payable following disability of an executive would be offset by any amounts we recover under the Company’s disability insurance policies.

(3)	Bonus payments for the 2023 year were determined in accordance with the process described in "Compensation Discussion and Analysis - Annual Incentive Compensation." The bonus amount is assumed to be equal to the actual bonus awarded to the executive officer for the year ended December 31, 2023, which was paid in cash in 2024. Under the Annual Incentive Compensation Program (the "AIP"), a change in control would change the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control. However, the AIP does not create a contractual right to receive a bonus payment upon a change of control.

(4)	Reflects the value of continued coverage under medical plans for certain executive officers and their respective families and assumes continuation of premiums paid by us as of December 31, 2023 for the maximum coverage period of 36 months for Mr. Silvester, 24 months for Ms. Gregory and 12 months for Messrs. Kirk and Alobaidat.

(5)	Reflects a lump sum payment of five times annual base salary. The Company self-insures its obligation to fund the difference between the contractually provided lump sum amount payable and that provided by the executive’s participation in the Company’s group life insurance policies.

(6)	Includes the value of lump sum payments pursuant to Mr. Silvester’s employment agreement. The values of such lump sum payments to Mr. Silvester upon termination without cause or in the event of a change in control are calculated based on the assumption that the hurdle price applicable to the JSOP Award is not achieved. In the event that the hurdle price applicable to the JSOP Award is achieved, the value that Mr. Silvester receives in settlement of the JSOP Award would offset and potentially exceed the amounts presented in the table. For a description of the terms applicable to determining the ultimate settlement value of the JSOP Award in the event of Mr. Silvester’s termination without cause or a change in control, see the narrative description above.

(7)	Based on $294.35 per share, the closing price of our ordinary shares on December 31, 2023. Ms. Gregory and Messrs. Kirk and Alobaidat are entitled to accelerated vesting of outstanding equity awards upon termination by the executive for good reason or by the Company without cause. Messrs. Brockman and Ni are entitled to accelerated vesting of outstanding equity awards only upon termination by the Company without cause. Pursuant to our Equity Plan, equity awards will accelerate upon a change in control only if the Compensation Committee determines that a replacement award has not been assumed or substituted by the surviving or successor corporation as described above.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding our equity compensation plans as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—	$—	609,364	(1)
Equity compensation plans not approved by security holders	66,532	$140.31	31,499	(2)
Total			640,863

(1)	Consists of 381,234 ordinary shares that were available for future issuance under the Equity Plan as of December 31, 2023 and 54,308 ordinary shares available under the Enstar Group Limited Employee Share Purchase Plan as of December 31, 2023.

(2)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under "Director Compensation - Deferred Compensation Plan."

PAY VERSUS PERFORMANCE

SEC rules require us to provide the following information regarding executive compensation for Dominic Silvester, our Chief Executive Officer, and our other named executive officers for the fiscal years listed below. For purposes of this disclosure, Mr. Silvester is referred to as the “PEO” (principal executive officer) and the other named executive officers for each of the covered years are referred to as the “Non-PEO NEOs.”

Generally, the SEC-defined “Compensation Actually Paid” (“CAP”) is calculated by starting with the Summary Compensation Table total values (“SCT Totals”) and making the following adjustments to the SCT Totals: (1) deducting the grant date value of equity granted during the year; (2) deducting the change in pension value for the

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year (if any); (3) adding the year-end fair value of unvested equity awards granted during the year; (4) adding, for awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the year-end fair value and the immediately prior year-end fair value; (5) adding, for awards granted in prior years that vested during the year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value; and (6) adding the pension service cost for that year (if any).

CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as reflected, for example, in the significant decrease to 2022 CAP). For a discussion of how our Human Resources and Compensation Committee assesses our named executive officers’ pay each year, see “Compensation Discussion and Analysis” in this proxy statement and in the proxy statements for the fiscal years 2020, 2021 and 2022.

					Value of Initial Fixed $100 Investment Based On:(4)
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Total Shareholder Return	Peer Group Total Shareholder Return(5)	Net Earnings (Loss) (in millions)	Adjusted ROE*(6)
2023	$7,492,326	$25,190,889	$5,561,313	$8,156,660	$142.69	$168.05	$1,118	18.8%
2022	$20,941,190	$7,281,225	$3,241,675	$(177,613)	$111.69	$151.65	$(870)	(1.1)%
2021	$5,189,781	$14,658,427	$2,584,898	$2,989,277	$119.69	$127.58	$538	10.1%
2020	$23,548,966	$27,697,926	$7,542,123	$7,241,141	$99.05	$106.96	$1,759	41.9%

*Non-GAAP measure; refer to Appendix A for reconciliation to the applicable GAAP financial measure.

(1)	Dominic Silvester has served as our PEO for the entirety of 2020, 2021, 2022 and 2023. Non-PEO NEOs for the applicable years were as follows:

•	2023: Orla Gregory; Matthew Kirk; David Ni; Paul Brockman; and Nazar Alobaidat

•	2022: Paul O’Shea; Orla Gregory; David Ni; and Paul Brockman

•	2021: Paul O’Shea; Orla Gregory; Paul Brockman; Nazar Alobaidat; Guy Bowker; and Zachary Wolf

•	2020: Paul O’Shea; Guy Bowker; Orla Gregory; and Paul Brockman

(2)	Amounts reported in this column represent (i) the SCT Total for the applicable year in the case of Mr. Silvester and (ii) the average of the SCT Totals for the applicable year for our Non-PEO NEOs for the applicable year.

(3)	To calculate CAP, adjustments were made to the SCT Totals for the applicable year. A reconciliation of the adjustments for Mr. Silvester and for the average of the Non-PEO NEOs is set forth following the footnotes to this table. As such, the amounts reported in these columns do not reflect the actual amount of compensation earned by or paid to our named executive officers during the applicable year.

(4)	Pursuant to SEC rules, the comparison assumes $100 was invested on December 31, 2019. Historic stock price performance is not necessarily indicative of future stock price performance.

(5)	The Total Shareholder Return peer group consists of the S&P 1500 Property & Casualty Insurance Index, an independently prepared index that includes companies in the property and casualty insurance industry (and which is used for the Company’s stock performance chart in our Annual Report on Form 10-K).

(6)	As discussed in "Executive Compensation - Compensation Discussion and Analysis - Annual Incentive Program," the Human Resources and Compensation Committee selected Adjusted ROE as the sole financial metric for evaluating management’s performance in the 2023 Annual Incentive Compensation Program (the "AIP"). This measure was used to determine 45% of the award granted pursuant to the 2023 AIP in the case of Mr. Silvester and Ms. Gregory and 20% of the award granted pursuant to the 2023 AIP in the case of Messrs. Kirk, Ni, Brockman and Alobaidat.

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Reconciliation of CAP Adjustments

Year	Summary Compensation Table Total(a)	(Minus) Equity Award Values Reported in Summary Compensation Table for Covered Year(b)	Plus Fair Value at Fiscal Year- End of Outstanding and Unvested Equity Awards Granted in Fiscal Year(c)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years(d)	Plus Fair Value at Vesting of Equity Awards Granted in Fiscal Year that Vested During Fiscal Year(e)	Plus/(Minus) Change in Fair Value at Vesting of Equity Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied(f)	(Minus) Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year(g)	Equals Compensation Actually Paid

PEO
2023	$7,492,326	$—	$—	$17,698,563	$—	$—	$—	$25,190,889
2022	$20,941,190	$(15,413,418)	$—	$1,753,453	$—	$—	$—	$7,281,225
2021	$5,189,781	$—	$—	$9,468,646	$—	$—	$—	$14,658,427
2020	$23,548,966	$(13,648,652)	$20,028,958	$—	$—	$(2,231,346)	$—	$27,697,926
Average of Non-PEO NEOs
2023	$5,561,313	$(3,487,979)	$5,820,343	$250,219	$—	$12,764	$—	$8,156,660
2022	$3,241,675	$(1,061,221)	$936,463	$(3,328,690)	$—	$34,160	$—	$(177,613)
2021	$2,584,898	$(905,304)	$686,113	$1,276,882	$66,472	$76,179	$(795,964)	$2,989,277
2020	$7,542,123	$(4,714,638)	$4,823,418	$193,059	$—	$(602,821)	$—	$7,241,141

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the Average of Non-PEO NEOs, amounts shown represent averages for the named executive officers for the indicated fiscal year. See footnote 1 to the "Pay Versus Performance" table for a list of the named executive officers included in the average for each indicated fiscal year.

(b)	Represents the grant date fair value of the equity awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(c)	Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested equity awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(d)	Represents the change in fair value during the indicated fiscal year of the outstanding and unvested equity awards held by the applicable named executive officer as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)	Represents the fair value at vesting of the equity awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(f)	Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each equity award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(g)	Represents the fair value as of the last day of the prior fiscal year of the equity awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

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Relationship Between CAP and Performance

Below is a description of the relationships between CAP to the PEO and the average of CAP to the Non-PEO NEOs, and (i) cumulative total shareholder return; (ii) net earnings (loss); and (iii) Adjusted ROE. Refer to Appendix A for reconciliation of Adjusted ROE to the applicable GAAP financial measure.

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Performance Measures Used to Link Company Performance and CAP

The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by us to link our performance to CAP to our named executive officers for 2023. The measures in this table are not ranked:

Measure	Explanation
Adjusted Return on Equity (Adjusted ROE)	Non-GAAP financial measure calculated by dividing adjusted operating income (loss) attributable to Enstar ordinary shareholders by adjusted opening Enstar ordinary shareholders’ equity.
Fully Diluted Book Value per Ordinary Share (FDBVPS)	Non-GAAP financial measure calculated by dividing Enstar ordinary shareholders’ equity, adjusted to add the proceeds from the assumed exercise of warrants, by the number of ordinary shares outstanding, adjusted for the exercise of warrants and equity awards granted and not yet vested.
ESGR Stock Price	The price of our ordinary shares that are traded on the NASDAQ Global Select Market under the ticker symbol “ESGR”.
Return on Equity (ROE)	GAAP-based financial measure calculated by dividing net earnings (loss) attributable to Enstar ordinary shareholders by opening Enstar ordinary shareholders’ equity.
Book Value per Ordinary Share (BVPS)	GAAP financial measure calculated by dividing Enstar ordinary shareholders’ equity by the number of ordinary shares outstanding.

Enstar Group Limited / 91 / 2024 Proxy Statement

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CEO PAY RATIO

SEC rules require the Company to determine the annual total compensation of our median-compensated employee for 2023 and present a comparison of that person’s compensation to the annual total compensation of our CEO, Dominic Silvester. Our pay ratio was calculated using the ratio of Mr. Silvester’s annual total compensation (as reported in the Summary Compensation Table) to the annual total compensation of our median employee (calculated in accordance with the Summary Compensation Table rules), for fiscal year 2023. Mr. Silvester’s 2023 annual total reported compensation was $7,492,326. The 2023 annual total compensation of our median compensated employee was $121,735. Accordingly, our pay ratio for 2023 was 62 to 1.

To calculate our CEO pay ratio, we identified a median-compensated employee for whom 2023 annual total compensation could be determined. We determined the median-compensated employee by collecting compensation data for all of our full- and part-time staff employed by us across all jurisdictions on October 1, 2023, excluding Mr. Silvester. We excluded from this population all personnel classified as independent contractors whose compensation is determined by third parties. This process resulted in the use of a different person as the median-compensated employee than the prior year.

To identify the median-compensated employee, we used total cash compensation as our compensation measure, which included (i) base salary or wages, including overtime, and (ii) annual incentive payments made during the one-year period ended September 30, 2023. Equity compensation, including any equity awards settled in cash, was not included in total cash compensation. We did not make any cost-of-living or other adjustments, assumptions or estimates. Total cash compensation paid in a foreign currency was converted to U.S. Dollars at prevailing exchange rates as of September 30, 2023.

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Audit Matters

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm	94
Report of the Audit Committee	95
Change of Independent Registered Public Accounting Firm	95
Audit and Non-Audit Fees	96

Enstar Group Limited / 93 / 2024 Proxy Statement

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Proposal 3:
Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

WHAT AM I VOTING ON?

The Audit Committee of our Board has appointed and is requesting ratification by shareholders of the committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2024, and to authorize our Board, acting through the Audit Committee, to approve the fees for PwC.

RECOMMENDATION

The Board recommends a vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for 2024, and the authorization of our Board, acting through the Audit Committee, to approve the fees for PwC.

ADDITIONAL INFORMATION

The Audit Committee of our Board has appointed PricewaterhouseCoopers LLP (“PwC”), as our independent registered public accounting firm for the year ending December 31, 2024. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for PwC. PwC has served as our independent registered public accounting firm since March 2022. A representative of PwC is expected to be present at the virtual meeting. The representative will have the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

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REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention, and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent registered public accounting firm, as appropriate.

In performing its duties, the Audit Committee:

▪	has reviewed the Company’s audited financial statements for the year ended December 31, 2023 and had discussions with management regarding the audited financial statements;

▪	has discussed with representatives of the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission;

▪	has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence; and

▪	has discussed with representatives of the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

Robert J. Campbell (Chair)	B. Frederick Becker	Susan L. Cross	Hitesh R. Patel

CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 15, 2022, the Audit Committee dismissed KPMG Audit Limited (“KPMG”) as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year. KPMG served as our independent registered public accounting firm for 2021.

KPMG’s audit reports on the Company’s consolidated financial statements as of, and for the year ended, December 31, 2021, which are included in our 2022 Annual Report on Form 10-K, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except to make reference to the Company’s change in accounting policy relating to deferred charge assets as described in Notes 2(b) and 9 to the consolidated financial statements as of, and for the year ended, December 31, 2021.

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During the year ended December 31, 2021 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint KPMG, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its report on the Company’s consolidated financial statements for either year, and there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the foregoing disclosure in paragraphs 2 and 3 of this subsection “Change of Independent Registered Public Accounting Firm” and KPMG has stated in response that it agrees with such disclosure in all respects.

AUDIT AND NON-AUDIT FEES

Aggregate fees for professional services rendered to us by PricewaterhouseCoopers Ltd. (“PwC”) and PwC member firms for 2023 and 2022 are set forth below.

	In thousands of U.S. Dollars
	2023	2022
Audit Fees	$9,150	$8,528
Audit-Related Fees	675	368
Tax Fees	132	296
All Other Fees	13	17
Total	$9,970	$9,209

Audit Fees for 2023 and 2022 were for professional services rendered for the audit of our annual consolidated financial statements, for the review of our quarterly consolidated financial statements, as well as for statutory audits for insurance regulatory purposes in the various jurisdictions directly related to the performance of the consolidated audits. Total out-of-pocket expenses for 2023 and 2022 were $200 thousand and $193 thousand, respectively.

Audit-Related Fees for 2023 and 2022 consisted of professional services rendered for assurance and related services that are traditionally performed by independent accountants, including: audit and pre- and post-implementation reviews of systems, processes and controls, accounting changes related to subsequent years, statutory audits not directly related to the consolidated financial statement audit and financial accounting and reporting consultations.

Tax Fees for 2023 and 2022 were for professional services rendered for tax compliance, transaction-based tax reviews, review of tax accounting matters and other tax planning consultations.

All Other Fees for 2023 and 2022 were for professional services rendered for information based subscriptions and surveys.

Consideration of Auditor Independence

The Audit Committee has concluded that the provision of the non-audit services by PwC is compatible with maintaining their independence.

Procedures for Pre-Approval of Audit and Non-Audit Services

Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Any engagements falling within these pre-approved outlines can be entered into, with our independent registered public accounting firm and management reporting the details of any such pre-approved engagements to the Audit Committee at its next meeting. The Audit Committee will review the scope of the pre-approved services at each meeting. In the event it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original listing of pre-approved services at a time that does not correspond to a committee meeting, the Audit Committee has delegated authority to

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review and approve such services to the Audit Committee Chairman, who would report any such approvals to the full committee at its next meeting.

The Audit Committee approved all 2023 and 2022 audit and non-audit services by our independent registered public accounting firm either on an individual basis as the need arose or by way of the pre-approval process described above.

Enstar Group Limited / 97 / 2024 Proxy Statement

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Certain Relationships and Related-Party Transactions

Beneficial Ownership of Certain Holders	99
Certain Relationships and Related Transactions	101

Enstar Group Limited / 98 / 2024 Proxy Statement

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BENEFICIAL OWNERSHIP OF CERTAIN HOLDERS

The table below sets forth information as of April 8, 2024 (unless otherwise indicated) regarding beneficial ownership of our voting ordinary shares by each of the following, in each case based on information provided to us by these individuals:

▪	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

▪	each of our current directors and director nominees;

▪	each of the individuals named in the Summary Compensation Table; and

▪	all of our current directors and executive officers as a group.

The table describes the ownership of our voting ordinary shares (including restricted voting ordinary shares), which are the only shares entitled to vote at the Annual General Meeting. Percentages are based on 15,221,164 ordinary shares outstanding as of April 8, 2024.

Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class
Stone Point Capital LLC(1)	1,451,196	9.5%
The Vanguard Group(2)	1,287,296	8.5%
BlackRock, Inc.(3)	950,827	6.2%
Dominic Silvester(4)	658,372	4.3%
Paul J. O’Shea(5)	246,803	1.6%
Robert J. Campbell(6)	187,495	1.2%
Orla Gregory(7)	54,519	*
Hans-Peter Gerhardt(8)	15,230	*
Paul Brockman(9)	13,222	*
James D. Carey(10)	9,493	*
Hitesh Patel(11)	6,698	*
Nazar Alobaidat(12)	6,889	*
B. Frederick Becker(13)	6,078	*
Myron Hendry(14)	2,193	*
Matthew Kirk(15)	2,144	*
Susan L. Cross(16)	1,929	*
David Ni(17)	1,610	*
Sharon A. Beesley(18)	1,427	*
Poul A. Winslow(19)	809	*
All Current Executive Officers and Directors as a group (19 persons)(20)	1,224,462	8.0%

* Less than 1%

(1)	Based on information known to the Company and information provided in a Schedule 13D/A filed jointly on May 13, 2022 by Trident V, L.P. (“Trident V”), Trident Capital V, L.P. (“Trident V GP”), Trident V Parallel Fund, L.P. (“Trident V Parallel”), Trident Capital V-PF, L.P. (“Trident V Parallel GP”), Trident V Professionals Fund, L.P. (“Trident V Professionals” and, together with Trident V and Trident V Parallel, the “Trident V Funds”), Stone Point GP Ltd. (“Trident V Professionals GP” and, together with Trident V GP and Trident V Parallel GP, the “Trident V GPs”) (collectively, the “Stone Point Partnerships”), Stone Point Capital LLC (“Stone Point”), Trident Public Equity LP (“TPE LP”) and Trident Public Equity GP LLC (“TPE GP”). Each of the following persons may be deemed to beneficially own an aggregate of the 1,451,196 Ordinary Shares held by or held for TPE LP: (i) each of the Trident V Funds, which has shared voting and dispositive power with respect to such shares; (ii) Trident V GP, in its capacity as sole general partner of Trident V; (iii) Trident V Parallel GP, in its capacity as sole general partner of Trident V Parallel; (iv) Trident V Professionals GP, in its capacity as sole general partner of Trident V Professionals; (v) Stone Point, in its capacity as the manager of each of the Trident V Funds; and (vi) TPE GP, in its capacity as sole general partner of TPE LP. James Carey, a member of our Board, is a member and Managing Director of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident V Parallel GP, and a shareholder and director of Trident V Professionals GP. See footnote 10 with respect to 9,493 ordinary shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in Stone Point’s total reported holdings of 1,451,196 shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone

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Point, which may be deemed an indirect beneficial owner. The principal address for each Stone Point entity is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(2)	Based on information provided in a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group (“Vanguard”). Vanguard has shared voting power over 11,296 shares, sole dispositive power over 1,263,080 shares and shared dispositive power over 24,216 shares. The principal address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(3)	Based on information provided in a Schedule 13G filed on February 2, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power over 923,872 shares and sole dispositive power over 950,827 shares. The principal address for BlackRock is 50 Hudson Yards, New York, NY 10001.

(4)	Consists of (a) 149,204 ordinary shares held directly by Mr. Silvester and (b) 509,168 shares held indirectly by Rock Pigeon Limited, a Guernsey company wholly owned by Mr. Silvester. Does not include Mr. Silvester’s Joint Share Ownership Interest in 565,630 ordinary shares relating to an award granted to Mr. Silvester under our Joint Share Ownership Plan, a sub-plan of our Amended and Restated 2016 Equity Incentive Plan. Under the terms of a joint share ownership agreement between Enstar, Mr. Silvester and the trustee of the Enstar Group Limited Employee Benefit Trust, as amended, Mr. Silvester holds a shared ownership interest with the Trustee in the ordinary shares underlying the award, subject to certain vesting and other conditions. The Trustee holds the legal title of all the ordinary shares underlying the award, and all voting rights in respect of the shares underlying the award have been waived.

(5)	Consists of (a) 98,565 ordinary shares held directly by Mr. O’Shea, (b) 407 restricted ordinary shares held directly by Mr. O’Shea scheduled to vest on April 1, 2025, and (c) 147,831 ordinary shares held by the Elbow Trust (of which Mr. O’Shea and his immediate family are the sole beneficiaries). The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd. 12,500 ordinary shares held directly by Mr. O’Shea and 44,470 ordinary shares held by the Elbow Trust are held in margin accounts. As of April 8, 2024, the aggregate margin balance on such accounts was $6.2 million.

(6)	Consists of (a) 42,556 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,400 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust, (i) 500 ordinary shares owned by the Fulk Trust and (j) 26,189 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors.

(7)	Consists of 54,519 ordinary shares held directly by Ms. Gregory.

(8)	Consists of 14,823 ordinary shares held directly by Mr. Gerhardt and 407 restricted ordinary shares held directly by Mr. Gerhardt scheduled to vest on April 1, 2025.

(9)	Consists of 13,222 ordinary shares held directly by Mr. Brockman.

(10)	Consists of 9,493 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is a Managing Director. Mr. Carey disclaims beneficial ownership of these share units, except to the extent of his pecuniary interest therein, if any. Stone Point may be deemed an indirect beneficial owner of these ordinary shares. Does not include the ordinary shares held by the Trident V Funds described in footnote 1. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident V Parallel GP (the general partner of Trident V Parallel). Mr. Carey is also a member and President of Stone Point and a shareholder and director of Trident V Professionals GP, which is the general partner of Trident V Professionals. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by Stone Point, except to the extent of any pecuniary interest therein.

(11)	Consists of 484 ordinary shares held directly by Mr. Patel and 6,214 ordinary shares issuable to Mr. Patel pursuant to the Enstar Group Limited Deferred Compensation Plan.

(12)	Consists of 6,889 ordinary shares held directly by Mr. Alobaidat.

(13)	Consists of (a) 1,871 ordinary shares held directly by Mr. Becker, (b) 407 restricted ordinary shares held directly by Mr. Becker scheduled to vest on April 1, 2025 and (c) 3,800 ordinary shares issuable to Mr. Becker pursuant the Enstar Group Limited Deferred Compensation Plan. Mr. Becker also holds 1,000 Depositary Shares, each representing a 1/1000th interest in a 7% Perpetual Non-Cumulative Series E Preferred Share issued by the Company not reflected in the table above.

(14)	Consists of 2,193 ordinary shares issuable to Mr. Hendry pursuant the Enstar Group Limited Deferred Compensation Plan.

(15)	Consists of 2,144 ordinary shares held directly by Mr. Kirk.

(16)	Consists of 1,522 ordinary shares held directly by Ms. Cross and 407 restricted ordinary shares held directly by Ms. Cross scheduled to vest on April 1, 2025.

(17)	Consists of 1,610 ordinary shares held directly by Mr. Ni.

(18)	Consists of 1,020 ordinary shares held directly by Ms. Beesley and 407 restricted ordinary shares held directly by Ms. Beesley scheduled to vest on April 1, 2025.

(19)	Consists of 379 ordinary shares held directly by Mr. Winslow and 430 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation Plan.

(20)	See footnotes 4 through 19.

Enstar Group Limited / 100 / 2024 Proxy Statement

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transaction Procedures

From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions, called related-party transactions, are described below. All related-party transactions require the approval of our Audit Committee (comprised entirely of independent directors), which reviews each transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into between January 1, 2023 and the date of this proxy statement was approved by our Audit Committee. Investment transactions with related parties are also subject to the review and approval of our Investment Committee.

In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. The Code of Conduct requires these individuals to raise any proposed or actual transaction that they believe may create a conflict of interest for Audit Committee consideration and review. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member is expected to recuse himself or herself from the matter, and the non-interested members of the Audit Committee review the transaction. Our directors and executive officers are required to declare any interests or potential conflicts of interest annually, and update these declarations on an ongoing basis. Certain of our directors and executive officers have made personal commitments and investments in certain funds and entities in which we invest that are not related parties. In addition, such personal investments have been made in entities that are affiliates of, or otherwise related to, funds managed by or companies affiliated with Stone Point Capital LLC (“Stone Point”), including some of the those reflected in the disclosure below. A summary of all declared interests is provided to the Board regularly.

On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.

Transactions Involving Related Persons

Stone Point and its Affiliates

Investment funds managed by Stone Point own an aggregate of 1,451,196 of our Voting Ordinary Shares (which constitutes approximately 9.5% of our outstanding voting ordinary shares). James D. Carey, one of our directors, is the sole member of an entity that is one of four general partners of the entities serving as general partners for the Trident funds, is a member of the investment committees of such general partners, and is a member and Managing Director of Stone Point.

Investments

We have made various investments in funds and separate accounts managed by Stone Point or affiliates of Stone Point, and we have also made direct investments in entities affiliated with Stone Point. The table below summarizes our investments related to Stone Point and the fees we have paid to Stone Point and its affiliates in connection with such investments. Regarding these investments:

•	Where we have made an investment in a fund, the manager of such fund generally charges certain fees to the fund, which are deducted from the net asset value.

•	The aggregate fee amounts in respect of fund investments included in the table below are estimated using the fee provisions applicable to each fund pursuant to the relevant subscription documents. No cash payments were made in respect of these fee amounts.

•	We are treated no less favorably than similarly situated investors in these funds, and fees charged pursuant to investments affiliated with Stone Point were on an arm’s-length basis.

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Investment	Carrying Value as of December 31, 2023	2023 Aggregate Fees	Outstanding Commitments as of December 31, 2023
	(in millions of U.S. dollars)
Investments in Funds and Separate Accounts managed by Stone Point and its affiliates(1)	$1,033	$12	$155
Direct Investment in Stone Point Credit Corporation(2)	$45	$1	$12
Direct Investment in Mitchell TopCo Holdings(3)	$28	N/A	$—
Direct Investment in Evergreen Parent L.P.(4)	$181	N/A	$—

(1)	Includes investments managed by Stone Point or one of the following entities in which funds managed by Stone Point have ownership interests: Eagle Point Credit Management LLC, SKY Harbor Capital Management, LLC, PRIMA Capital Advisors, LLC, Henderson Park Capital, and Marble Point Investments LP. Mr. Carey is a member of the board of managers of Eagle Point Credit Management LLC. Also includes investments managed by Sound Point Capital Management, L.P., in which Mr. Carey has an indirect minority ownership and for which he serves as a member of its board of managers.

(2)	Investment in Stone Point Credit Corporation, a business development company and affiliate of Stone Point.

(3)	Co-investment alongside an affiliate of Stone Point in Mitchell TopCo Holdings, the indirect parent company of Mitchell International (“Mitchell”) and Genex Services (“Genex”). Also includes co-investment alongside an affiliate of Stone Point in Emperion Partners Holdings GP, LLC and Emperion Partners Holdings LP (together, “Emperion”), which together act as the holding company for the assets formerly associated with Mitchell’s and Genex’s independent medical examination businesses, effective as of March 31, 2024.

(4)	Direct investment alongside an affiliate of Stone Point in Evergreen Parent L.P., the parent company of AmTrust Financial Services, Inc.

In addition, on June 21, 2023, we agreed to invest $50 million into SPC Opportunities Parallel Fund II, L.P., an entity which is managed by Stone Point.

Third Party Administrators

Funds managed by Stone Point hold the controlling interest in Mitchell and Genex, with certain co-investors, including the Company, holding minority interests in the entities. During 2023 and through February 23, 2024, we were invoiced an aggregate of $2.3 million for services provided by Mitchell and Genex for medical treatment utilization review, medical bill review, durable medical equipment coverage and pharmacy benefit management services pursuant to third party administrator arrangements for primarily workers’ compensation portfolios in run-off that we manage. $1.5 million of this amount arises from pharmacy benefit management services provided by Mitchell, and the vast majority of amounts invoiced by Mitchell for these services represent the cost of providing prescription medication to our policyholders that we would otherwise pay directly. These invoices are processed for settlement by our third party administrators, whose periodic reporting to us reflects payments actually approved and processed through claims files as loss adjustment expenses. Stone Point has no influence over our dealings with these third party administrators and these arrangements are on an arms’ length basis.

StarStone

On December 20, 2023, Kenmare Holdings Ltd. (“Kenmare”), our wholly owned subsidiary, entered into a purchase agreement with Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P., (the “Trident V Funds”), funds managed by Stone Point, and Dowling Capital Partners I, L.P. and Capital City Partners, LLC (collectively, the “Dowling Funds”), pursuant to which Kenmare agreed to acquire all of the remaining common shares of StarStone Specialty Holdings Limited, the holding company of the StarStone group of companies (“StarStone”) that were not already owned by Kenmare.

In the transaction, Kenmare acquired the 41% interest in StarStone previously held by the Trident V Funds and the Dowling Funds, resulting in whole ownership of StarStone. Total consideration paid by Kenmare in the transaction was $182.3 million, which pursuant to the agreement comprised a cash payment of $119 million and Kenmare’s 13.5% interest in Northshore Holdings Limited, the parent company of Atrium Underwriting Group Limited and its subsidiaries (collectively, “Northshore”). The cash payment made by Kenmare reflected the offset of certain amounts owed to it by the Trident V Funds and the Dowling Funds as set forth in the Agreement. Following the completion of the transaction, the Company no longer has a direct or indirect ownership interest in Northshore.

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Monument Re

As of December 31, 2023, we own 20.0% of the common shares of Monument Re and 13.7% of its preferred shares. As of December 31, 2023, a fund managed by Stone Point owns 11.2% of Monument Re’s preferred shares.

In November 2022, we closed a transaction with Monument Re to novate our reinsurance closed block of life annuity policies written by Enhanzed Re. We settled the life liabilities and the related assets at carrying value in return for cash consideration as of the closing date. A portion of the net gain on novation, equal to $49 million, was subject to deferral to account for our existing ownership interest in Monument Re. The final impact of the novation was reflected in our first quarter 2023 results, as we report the results of Enhanzed Re on a one quarter reporting lag. We have accounted for our investment in the common and preferred shares of Monument Re as an equity method investment.

Share Repurchases

In March 2023, we repurchased 1,597,712 of our non-voting ordinary shares held by Canada Pension Plan Investment Board, a Canadian federal Crown corporation (“CPP Investments”) for an aggregate of $341 million, representing a price per share of $213.13 and a 5% discount to the trailing 10-day volume weighted average price of our voting ordinary shares as of the close of business on March 22, 2023. The repurchased shares comprised all of our outstanding Series C and Series E non-voting ordinary shares.

On November 7, 2023, we entered into a purchase agreement with CPP Investments and Canada Epsilon Ontario Limited Partnership, an Ontario limited Partnership (“CPPIB LP”), pursuant to which the Company agreed to repurchase 50,000 voting ordinary shares from CPP Investments and 741,735 voting ordinary shares from CPPIB LP for an aggregate price of $179.9 million. The transaction was priced at $227.18 per share, representing a 5% discount to the 10-day volume weighted average price of our voting ordinary shares on the NASDAQ stock market as of November 3, 2023. We funded the repurchase using cash on hand. Following the share repurchase, CPP Investments held a 4.3% interest in the Company. In addition, CPP Investments had a contractual right to appoint a director representative to our Board, which right was extinguished following the completion of its sale of voting ordinary shares back to us and its sale of additional voting ordinary shares to certain third parties.

Additionally, on November 7, 2023, we entered into a purchase agreement with Trident Public Equity LP (“Trident Public Equity”), an affiliate of Stone Point, pursuant to which we agreed to repurchase 50,000 voting ordinary shares held by Trident Public Equity for a price of $11.4 million. The transaction was priced at $227.18 per share, representing a 5% discount to the 10-day volume weighted average price of our voting ordinary shares on the NASDAQ stock market as of November 3, 2023. We funded the repurchase using cash on hand.

Other Investment Management Fees

The Vanguard Group (“Vanguard”) and BlackRock, Inc. (“BlackRock”), together with each of their affiliates, collectively owned 8.5% and 6.3% of our voting ordinary shares as of December 31, 2023, respectively. We have made investments in exchange traded funds (“ETFs”) managed by Vanguard and BlackRock. As of December 31, 2023, the market value of our investments in ETFs managed by Vanguard and BlackRock was $2.5 million and $41.4 million, respectively. Our investments in the Vanguard and BlackRock ETFs are each subject to an expense ratio of 0.1%. Expenses accrued pursuant to the expense ratio are deducted from the net asset value of our investments in the ETFs. The expense ratios we pay on the Vanguard and BlackRock ETFs are standard competitive rates. We are treated no more or less favorably than similarly situated investors in these ETFs, and fees charged pursuant to investments affiliated with Vanguard and BlackRock were on an arm’s-length basis.

Wellington Management Group LLP and certain of its affiliates (“Wellington”) collectively owned 3.1% of our voting ordinary shares as of December 31, 2023. However, during a portion of 2023, Wellington held greater than 5% of our voting ordinary shares outstanding. As of December 31, 2023, the market value of our investments in a separate account managed by Wellington was $3.1 billion, and we incurred fees of $1.6 million in respect of such investments during the year ended December 31, 2023.

Enstar Group Limited / 103 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

Saracens Group

An entity controlled by Dominic Silvester owns a controlling stake in Saracens Limited, a U.K. professional sports organization for rugby and netball (“Saracens”). Paul O’Shea is a minority shareholder in the entity, and both serve as non-employee directors of Saracens. In March 2022, we entered into a three-year sponsorship agreement with Saracens Women’s (rugby) and Saracens Mavericks (woman’s netball), to sponsor and promote women’s sports, gender equality and community outreach as a part of our ESG program. We committed to pay Saracens up to £115,000 per year (approximately $156,400) plus VAT, and in return we receive certain marketing and other rights and will support them in their community outreach efforts. The sponsorship opportunity was entered into on an arms-length basis. In addition to our three-year sponsorship, in May 2023 we purchased six corporate hospitality tickets from Saracens for the cost of £78,000 (approximately $106,800) plus VAT, for the purpose of corporate entertaining. The tickets were purchased at prices available to the public at agreed rates.

Family Relationships

Alex O’Shea, the son of Paul O’Shea, is employed by Enstar as VP, Mergers & Acquisitions. Alex O’Shea’s aggregate compensation in 2023 (including salary, bonus, and long term incentive awards at grant date fair value) was $279,911. Compensation for Alex O’Shea was established in accordance with Enstar’s employment and compensation practices applicable to employees with equivalent qualifications, experience and responsibilities. He is also eligible to participate in Enstar’s employee benefit programs on the same basis as other eligible employees. Paul O’Shea has been recused from all related compensation decisions.

On December 21, 2023, our subsidiary Cavello Bay Reinsurance Limited renewed its $25 million investment into a reinsurance sidecar, Outrigger Re Ltd., which is sponsored by Ark Insurance Holdings (“Ark”). Chris Silvester, the brother of Dominic Silvester, is employed by Ark as Head of Global Property and is a member of the Property Casualty Underwriting Leadership team.

Indemnification of Directors and Officers; Director Indemnity Agreements

We have Indemnification Agreements with each of our directors. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under our governing documents, or any other agreement, any vote of our shareholders or any applicable law.

Our executive officers’ employment agreements provide them with indemnification protection to the fullest extent permitted by applicable law in the jurisdictions in which they are employed.

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Other Matters

Questions and Answers	106

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QUESTIONS AND ANSWERS

1.	Why am I receiving these proxy materials?

We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Enstar Group Limited (the “Company”) for use at the 2024 Annual General Meeting of Shareholders of the Company to be held on Thursday, June 6, 2024 at 9:00 a.m. Atlantic time. This year’s Annual General Meeting will again be held via the internet and will be a completely virtual meeting hosted by members of our management team in Bermuda. These proxy materials are first being sent or given to shareholders on April 26, 2024. You are invited to attend the virtual Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

2.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are included in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.

We believe that providing access to our proxy materials via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

3.	What is included in these proxy materials?

These “proxy materials” include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2023 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

4.	What is “householding”?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

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5.	What matters are being voted on at the Annual General Meeting and what are the Board’s voting recommendations?

Shareholders will vote on the following proposals at the Annual General Meeting:

Proposal		Board of Directors’ Vote Recommendation	Page References
1	Election of twelve directors nominated by our Board to hold office until 2025	FOR each director nominee	Further information beginning on page 2
2	Advisory vote to approve executive compensation	FOR the proposal	Further information beginning on page 42
3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024 and authorization for the Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm	FOR the proposal	Further information beginning on page 94

6.	What happens if additional matters are presented at the Annual General Meeting?

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

7.	How can I get electronic access to the proxy materials?

The Notice includes instructions regarding how to (i) view on the internet our proxy materials for the Annual General Meeting and (ii) instruct us to send future proxy materials to you by email. Our proxy materials are also available on our website under “Annual General Meeting Materials” at https://investor.enstargroup.com/annual-reports.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

8.	Who may vote at the Annual General Meeting?

Only holders of record of our voting ordinary shares as of the close of business on April 8, 2024 (the “record date”) are entitled to notice of and to attend and vote at the Annual General Meeting. As of the record date, there were 15,221,164 ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting, which number includes 2,035 unvested restricted shares. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote.

9.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record: If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy

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materials, were sent directly to you. If you request printed copies of the proxy materials, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

10.	What do I do if I received more than one Notice or proxy card?

If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

11.	How do I vote?

We hope that you will be able to attend the virtual Annual General Meeting. Whether or not you expect to attend the Annual General Meeting, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.

Shareholders of record can vote any one of these ways:

VIA THE INTERNET	Before the Annual General Meeting: You may vote by proxy via the internet by following the instructions provided in the Notice.
At the Annual General Meeting: You may vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/ESGR2024. To enter the meeting, holders will need the control number that is printed in the box marked by the arrow on the Notice. We recommend logging in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts.
BY MAIL
If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
BY TELEPHONE
You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend and/or vote your shares at the virtual Annual General Meeting, you must (i) obtain a legal proxy from the institution that holds your shares, (ii) obtain your control number so that you may access the webcast and (iii) attend the Annual General Meeting, or permit a personal representative with the legal proxy, to vote at the virtual Annual General Meeting. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

12.	What is the voting deadline if voting by internet or telephone?

If you vote by internet (before the Annual General Meeting) or by telephone, you must transmit your vote by 11:59 p.m. Eastern time on June 5, 2024.

13.	Why a virtual meeting?

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Hosting a virtual meeting enables increased shareholder attendance and participation since shareholders can participate from any location around the world. The virtual meeting will provide shareholders with the same rights as a physical meeting.

14.	How can I attend and participate in the virtual Annual General Meeting?

You may attend the virtual Annual General Meeting if you were an Enstar shareholder of record as of the close of business on April 8, 2024 or you hold a valid proxy for the Annual General Meeting. You may attend the meeting by accessing the webcast of the Annual General Meeting, where you will be able to listen to the meeting live, submit questions, and vote online. To do so, you will need to visit www.virtualshareholdermeeting.com/ESGR2024 and use your control number provided in the proxy materials to gain access to the website. If your shares are held in street name, you should follow the directions set forth above in the “How do I vote?” section. If you do not have your control number, you will not be able to join the Annual General Meeting, vote at the Annual General Meeting, or ask questions or access the list of shareholders as of the record date at the Annual General Meeting. If you attend the virtual Annual General Meeting by participating in the webcast, you will also be able to cast your vote, or revoke a previous vote, during the Annual General Meeting. The meeting webcast will begin promptly at 9:00 a.m. Atlantic time (8:00 a.m. Eastern time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Atlantic time (7:45 a.m. Eastern time), and you should allow ample time for the check-in procedures.

15.	Can I ask questions at the Annual General Meeting?

Yes, shareholders of record as of the record date will be able to ask questions by joining the virtual Annual General Meeting and typing their question in the box in the Annual General Meeting portal. To help ensure that we have a productive and efficient meeting, and in fairness to all those in attendance, shareholders will also find posted our rules of conduct for the Annual General Meeting when logging in prior to the start of the meeting. In accordance with the rules of conduct, we ask that shareholders limit their remarks to one brief question or comment that is relevant to the Annual General Meeting or our business and that such remarks are respectful of fellow shareholders and meeting participants. Questions may be grouped by topic by management with a representative question read aloud and answered. In addition, questions may be deemed to be out of order if they are, among other things, irrelevant to our business, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions will be addressed in the Q&A portion of the Annual General Meeting.

16.	What if I need technical assistance accessing or participating in the Annual General Meeting?

If you encounter any difficulties accessing the Annual General Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual General Meeting login page.

17.	What is the quorum requirement for the Annual General Meeting?

Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a broker, bank or other nominee does not have discretionary voting power for a particular proposal and has not received voting instructions from the beneficial owner for that proposal and, as a result, the institution that holds the shares is prohibited from voting those shares. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted toward the presence of a quorum. Virtual attendance at the Annual General Meeting also constitutes presence in person for purposes of a quorum.

18.	How are proxies voted?

Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of

Enstar Group Limited / 109 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

directions, in accordance with the Board’s recommendations as set forth in “What are the Board’s voting recommendations?” above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024, but not on any other matters being considered at the meeting.

19.	What are the voting requirements to approve each of the proposals?

	Proposal	Voting Requirements	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
1	Election of twelve directors nominated by our Board to hold office until 2025	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No	No effect on outcome
2	Advisory vote to approve executive compensation	Affirmative Vote of Majority of Votes Cast (to be approved on an advisory basis)	No effect on outcome	No	No effect on outcome
3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024 and authorization for the Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm	Affirmative Vote of Majority of Votes Cast	No effect on outcome	Yes	Not applicable

Each of the proposals to be voted on at the meeting is adopted by a majority of votes cast (as indicated in the table above), which means that a proposal must receive more votes “for” than votes “against” to be adopted. For the director election in Proposal 1, each nominee must receive more votes “for” than votes “against” to have a seat on the Board. Abstentions and broker non-votes are not considered votes for the purposes of any of the above listed proposals, and therefore have no effect on the election of the director nominees or the adoption of any of the other proposals.

20.	Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date (before the Annual General Meeting) via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on June 5, 2024 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting during the webcast. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual General Meeting to our Corporate Secretary at the mailing address of our principal executive office: Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.

21.	Who is paying for the cost of this proxy solicitation?

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In

Enstar Group Limited / 110 / 2024 Proxy Statement

Proxy Statement Summary	Corporate Governance	Executive Compensation	Audit Matters	Certain Relationships and Related Party Transactions	Other Matters

addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

22.	Where can I receive more information about the Company?

We file reports and other information with the SEC. This information is available on the Company’s website at https://investor.enstargroup.com/sec-filings and at the internet site maintained by the SEC at https://www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The charters of our Audit; Human Resources and Compensation; Nominating and Governance; Risk; Investment; and Executive Committees, as well as the Company’s Corporate Governance Guidelines, Code of Conduct, Insider Trading Policy, Share Ownership Guidelines, and Board of Directors Diversity Policy are available on the corporate governance page of our website at https://www.enstargroup.com/corporate-governance.

We will furnish, without charge to any shareholder, a copy of any exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023 upon written request to Investor Relations, c/o Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda.

23.	How do I submit a shareholder proposal for the 2025 Annual General Meeting?

Shareholder proposals intended for inclusion in the proxy statement for the 2025 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, A.S. Cooper Building, 4th Floor, 26 Reid Street, Hamilton, HM 11, Bermuda and must be received by December 27, 2024 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2025 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 27, 2024 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2025 annual general meeting of shareholders if it is received no later than March 12, 2025, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2025 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2025.

Enstar Group Limited / 111 / 2024 Proxy Statement

Appendix A

Non-GAAP Financial Measures

In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program.

These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance.

The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.

Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to net realized and unrealized (gains)/losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments.

Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods.

It is important for the readers of our periodic filings to understand that these items will recur from period to period.

However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves.

Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose.

Enstar Group Limited / A-1 / 2024 Proxy Statement

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The following table presents more information on each non-GAAP measure. The results and GAAP reconciliations for these measures are set forth further below.

Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure
Fully diluted book value per ordinary share	Total Enstar ordinary shareholders’ equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding

Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution.

We use this non-GAAP measure in our incentive compensation program.

Adjusted return on equity (%)	Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholders’ equity

Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders’ equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented.

We eliminate the impact of net realized and unrealized (gains) losses on fixed maturities and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as:

●      we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and

●      removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option.

Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods.

We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios.

We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net income from discontinued operations, as these items are not indicative of our ongoing operations.

We use this non-GAAP measure in our incentive compensation program.

Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator)

Net income (loss) attributable to Enstar ordinary shareholders, adjusted for:

-net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed,

-change in fair value of insurance contracts for which we have elected the fair value option (1),

-amortization of fair value adjustments,

-net gain/loss on purchase and sales of subsidiaries (if any),

-net income from discontinued operations (if any),

-tax effects of adjustments, and

-adjustments attributable to noncontrolling interests

Adjusted opening Enstar ordinary shareholders’ equity (denominator)

Opening Enstar ordinary shareholders’ equity, less:

-net unrealized gains (losses) on fixed maturities and funds held-directly managed,

-fair value of insurance contracts for which we have elected the fair value option (1),

-fair value adjustments, and

-net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any)

(1)	Comprises the discount rate and risk margin components.

Enstar Group Limited / A-2 / 2024 Proxy Statement

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Reconciliation of GAAP to Non-GAAP Measures

The table below presents a reconciliation of BVPS to FDBVPS* as of December 31, 2023, 2022 and 2021:

	2023			2022			2021
	Equity (1)	Ordinary Shares	Per Share Amount	Equity (1) (2)	Ordinary Shares	Per Share Amount	Equity (1)	Ordinary Shares	Per Share Amount

	(in millions of U.S. dollars, except share and per share data)
Book value per ordinary share	$5,025	14,631,055	$343.45	$4,464	17,022,420	$262.24	$5,813	17,657,944	$329.20
Non-GAAP adjustment:
Share-based compensation plans		292,190			218,171			315,205
Fully diluted book value per ordinary share*	$5,025	14,923,245	$336.72	$4,464	17,240,591	$258.92	$5,813	17,973,149	$323.43

(1)	Equity comprises Enstar ordinary shareholders’ equity, which is calculated as Enstar shareholders’ equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2)	Enstar ordinary shareholders’ equity as of December 31, 2022 has been retrospectively adjusted by $273 million for the impact of adopting ASU 2018-12.

*Non-GAAP measure.

The table below presents a reconciliation of ROE to Adjusted ROE* for the years ended December 31, 2023, 2022 and 2021:

	2023			2022			2021
	Net income (loss) (1)	Opening equity (1) (2)	(Adj) ROE	Net (loss) income (1)	Opening equity (1)	(Adj) ROE	Net income (loss) (1)	Opening equity (1)	(Adj) ROE

	(in millions of U.S. dollars)
Net income (loss)/Opening equity/ROE (1)	$1,082	$4,464	24.2%	$(906)	$5,813	(15.6)%	$502	$6,326	7.9%
Non-GAAP adjustments for loss (gains):
Net realized losses (gains) on fixed maturities, AFS (3) / Net unrealized losses (gains) on fixed maturities, AFS (4)	65	647		111	36		4	(82)

Net unrealized (gains) losses on fixed maturities, trading (3) / Net unrealized losses (gains) on fixed maturities, trading (4)	(84)	400		503	(134)		144	(384)

Net unrealized (gains) losses on funds held - directly managed (3) / Net unrealized losses (gains) on funds held - directly managed (4)	(47)	780		567	9		62	(94)

Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (5)	78	(294)		(200)	(107)		(75)	(33)

Amortization of fair value adjustments / Fair value adjustments	17	(124)		(18)	(106)		16	(128)

Net gain on purchase and sales of subsidiaries	—	—		—	—		(73)	—

Tax effects of adjustments (6)	(7)	—		(7)	—		(21)	—

Adjustments attributable to noncontrolling interests (7)	(2)	—		(111)	—		6	—

Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE*	$1,102	$5,873	18.8%	$(61)	$5,511	(1.1)%	$565	$5,605	10.1%

(1)	Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders’ equity, which is calculated as opening Enstar shareholders’ equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2)	Enstar ordinary shareholders’ equity as of December 31, 2022 has been retrospectively adjusted by $273 million for the impact of adopting ASU 2018-12.

(3)	Net realized gains (losses) on fixed maturities, AFS and funds held - directly managed are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations.

Enstar Group Limited / A-3 / 2024 Proxy Statement

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(4)	Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance.

(5)	Comprises the discount rate and risk margin components.

(6)	Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(7)	Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

*Non-GAAP measure.

The table below shows the impact of certain modifications made by Enstar’s Human Resources and Compensation Committee to the reported Adjusted ROE* in assessing the achievement of the Adjusted ROE* performance metric for the year ended December 31, 2023:

	2023
	Net income (loss) (1)	Opening equity (1)	(Adj) ROE

	(in millions of U.S. dollars)

Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE*	$1,102	$5,873	18.8%

Adjustment for share repurchases		(283)

Adjustment for impact of adoption of Bermuda Economic Transition Adjustment	(205)

Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE* for Assessing Financial Performance Levels	$897	$5,590	16.0%

(1)	Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders’ equity, which is calculated as opening Enstar shareholders’ equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

*Non-GAAP measure.

Enstar Group Limited / A-4 / 2024 Proxy Statement

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Annex Q

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 9, 2024

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda (Address of principal executive offices)	HM 11 (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.   Entry into a Material Definitive Agreement.
On September 9, 2024, Enstar Group Limited (the “Company”) and certain of its subsidiaries entered into (1) Amendment No. 1 to Amended and Restated Revolving Credit Agreement, by and among the Company and certain of its subsidiaries, as borrowers and guarantors, National Australia Bank Limited (“NAB”), as administrative agent, and the lenders party thereto and (2) Amendment No. 1 to Amended and Restated Letter of Credit Facility Agreement, by and among the Company and certain of its subsidiaries, as guarantors, its wholly-owned subsidiary, Cavello Bay Reinsurance Limited, as borrower, NAB, as administrative agent and several L/C issuing bank, and the lenders party thereto (together, the “Amendments”).
The Amendments were made in connection with the Company’s entry into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Elk Bidco Limited (“Parent”) and the other parties thereto, dated as of July 29, 2024, as disclosed on the Company’s Current Report on Form 8-K filed on the same date. Pursuant to the Merger Agreement, the Company, certain wholly owned subsidiaries of the Company and a wholly owned subsidiary of Parent intend to effect a series of mergers, with the Company surviving such mergers as a wholly owned subsidiary of Parent (the “Transaction”).
The Amendments make certain changes to the respective underlying debt agreements that will take effect immediately prior to the consummation of the Transaction, including:
(1) revising the definition of “Change of Control,” amending or adding certain other definitions and amending certain covenants to accommodate the consummation of the Transaction and the Company’s post-Transaction ownership structure;
(2) modifying the financial covenants to test compliance on the last day of each fiscal quarter and resetting the calculation of the minimum consolidated net worth covenant such that (x) the $4.3 billion floor amount will be replaced with an amount equal to the greater of (a) $3 billion and (b) an amount equal to the product of (i) 70% times (ii) an amount equal to (A) the consolidated net worth of the Company immediately after the Transaction less (B) $500 million and (y) the portion of net income available for distribution to common shareholders and proceeds from common share issuances that are added to the minimum consolidated net worth covenant will be measured from the first fiscal quarter-end date that occurs after the consummation of the Transaction rather than June 30, 2022; and
(3) adding a customary right to cure breaches of financial covenants, subject to certain limitations, including on the number of times and frequency with which such cure right may be exercised during the term of the applicable debt agreements.
The Amendments also serve as a consent from each lender party to such Amendments to the consummation of the Transaction and a waiver of certain cross-defaults under certain of the Company’s bilateral debt agreements that may otherwise result from the consummation of the Transaction.
Certain of the lenders and other parties to the Amendments, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the Company and its subsidiaries. Such lenders and other parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries for such services.
The foregoing description of the Amendments is qualified by reference to the full text of the Amendments filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference. For a complete description of the material terms of the credit agreements, please refer to Item 1.01 of the Company’s Report on Form 8-K filed on June 1, 2023, and Item 1.01 of the Company’s Current Report on Form 8-K filed on August 2, 2023.
Forward-Looking Statements
This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.
Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.
These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the preliminary proxy statement (File no. 001-33289) that was filed with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Information for Investors and Shareholders
This communication is being made in connection with the proposed transaction involving the Company, Parent and the other parties thereto. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) relevant materials, including a proxy statement on Schedule 14A. On September 4, 2024, the Company filed the preliminary proxy statement (File no. 001-33289). The Company and affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The definitive proxy statement (if and when available) will be mailed to shareholders of the Company. This communication is not a substitute for the proxy statement, Schedule 13E-3 or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.
BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.
Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s shareholders will be able to obtain, free of charge, copies of such documents filed by the Company on the Company’s website (https://investor.enstargroup.com/). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Investor Relations at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda.
Participants in Solicitation
The Company, its respective directors and certain of its executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Exchange Act) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of the Company’s directors is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 26, 2024 (the “2024 Proxy”) (and available here). Information about the compensation of the Company’s directors is set forth in the section entitled “Director Compensation” starting on page 39 of the 2024 Proxy (and available here) and information about the compensation of the Company’s executive officers is set forth in the section entitled “Executive Compensation” staring on page 43 of the 2024 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act) are disclosed in the section entitled “Certain Relations and Related Party Transactions” starting on page 101 of the 2024 Proxy (and available here). Information about interests of the directors and officers of the Company in the potential transaction are described on page 84 of the preliminary proxy statement (and available here). Information about the beneficial ownership of the Company securities by the Company’s directors and named executive officers is included on page 150 of the preliminary proxy statement (and available here). Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, may be included in the definitive proxy statement relating to the potential transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.enstargroup.com/.

Item 9.01.   Financial Statements and Exhibits.
Exhibits
Exhibit No.	Description
10.1	Amendment No. 1 to Amended and Restated Revolving Credit Agreement, by and among Enstar Group Limited and certain of its subsidiaries, National Australia Bank Limited and each of the lenders party thereto.
10.2	Amendment No. 1 to Amended and Restated Letter of Credit Facility Agreement, by and among Enstar Group Limited and certain of its subsidiaries, Cavello Bay Reinsurance Limited, National Australia Bank Limited and each of the lenders party thereto.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENSTAR GROUP LIMITED
September 13, 2024	By: /s/ Audrey B. Taranto Audrey B. Taranto General Counsel and Corporate Secretary

Exhibit 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of September 9, 2024 by and among ENSTAR GROUP LIMITED (“Enstar”), as Parent and a Borrower, KENMARE HOLDINGS LTD., ENSTAR (US ASIA-PAC) HOLDINGS LIMITED, ENSTAR HOLDINGS (US) LLC and CAVELLO BAY REINSURANCE LIMITED, as Borrowers and as Guarantors, as applicable, the LENDERS party hereto, and NATIONAL AUSTRALIA BANK LIMITED, as Administrative Agent.
RECITALS
A.   The Parent, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of May 30, 2023 (as amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility to the Borrowers. Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Credit Agreement.
B.   The Loan Parties have notified the Administrative Agent and the Lenders of their request to amend the Existing Credit Agreement as set forth below, but otherwise have the Existing Credit Agreement remain in full force and effect.
C.   In accordance with Section 11.02(b) of the Existing Credit Agreement, the Loan Parties, the Administrative Agent and Lenders constituting the Required Lenders have agreed to amend the Existing Credit Agreement, in accordance with the terms, and subject to the conditions, set forth herein.
AGREEMENT
The parties to this Amendment, intending to be legally bound, hereby agree as follows:
1.   Amendments to Existing Credit Agreement. Upon the occurrence of the Bidco Acquisition Effective Date (it being understood and agreed that the amendments set forth in this Section 1 shall be deemed to occur immediately prior to the Bidco Acquisition Effective Date):
a.   the following definition appearing in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:
“Change of Control” means (a) prior to an IPO, the Permitted Holders shall cease to beneficially own or control, directly or indirectly through one or more holding company parents of the Parent, more than fifty percent (50%) of the voting Equity Interests in the Parent unless the Permitted Holders otherwise have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate, nominate or appoint (and do so designate, nominate or appoint) 50% or more of the board of directors or equivalent governing body of the Parent and (b) after an IPO, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group, other than the Permitted Holders (directly or indirectly, including through one or more holding companies), of Equity Interests representing 50% or more of the voting Equity Interests in the IPO Entity, unless the Permitted Holders (directly or indirectly, including through one of more holding companies) otherwise have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate, nominate or appoint (and do so designate, nominate or appoint) 50% or more of the board of directors or equivalent governing body of the IPO Entity. For the avoidance of doubt, the consummation of the Bidco Acquisition shall be deemed to not be a Change of Control.
For purposes of this definition, (i) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, (ii) the phrase Person or “group” is within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, (iii) if any Person or “group” (other than a Permitted Holder) includes one or more Permitted Holders, the issued and outstanding Equity Interests of the Parent or the IPO Entity, as applicable, directly or indirectly owned by the Permitted Holders that are part of such Person or “group” shall not be treated as being owned by such Person or “group” for purposes of determining whether this definition is triggered, (iv) a Person or “group” (other than a Permitted Holder) shall not be deemed to beneficially own Equity Interests (x) to be acquired by such Person or “group” pursuant to an equity or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Equity Interests in connection with the transactions contemplated by such agreement or (y) solely as a result of veto or approval rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement (in each case, so long as such Person does not have the right to direct the voting of the Equity Interests subject to such right), (v) a Person or group (other than a Permitted Holder) will not be deemed to beneficially own Equity Interests of another Person as a result of its ownership of Equity Interests or other securities of such other Person’s parent (or related contractual rights) unless it owns more than 50% of the total voting power of the Equity Interests of such Person’s parent and (vi) the right to acquire Equity Interests (so long as such Person does not have the right to direct the voting of the Equity Interests subject to such right) or any veto power in connection with the acquisition or disposition of Equity Interests will not cause a party to be a beneficial owner.
b.   the following defined terms shall be added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Bidco” means Elk Bidco Limited, an exempted company incorporated in Bermuda.
“Bidco Acquisition” means the direct or indirect acquisition by the Investors of 100% of issued and outstanding ordinary shares of the Parent.
“Bidco Acquisition Effective Date” means the date of the consummation of the Bidco Acquisition.
“Cure Amount” has the meaning set forth in SECTION 8.04.
“Cure Right” has the meaning set forth in SECTION 8.04.
“Equityholding Vehicle” means any direct or indirect parent company of the Parent and any equityholder thereof through which Management Investors hold Equity Interests of such direct or indirect parent company.
“Exchange Act” means the United States Securities Exchange Act of 1934, as in effect on the Bidco Acquisition Effective Date.
“Immediate Family Members” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.
“Investors” means each of (a) the Sponsor (other than any portfolio operating companies) and (b) certain other Persons (including equityholders of the Parent (or other direct or indirect parent companies of the Parent) prior to the consummation of the Bidco Acquisition) that have rolled over or invested equity in the Parent (or other direct or indirect parent company of the Parent) as of the Bidco Acquisition Effective Date and any of their Affiliates or Immediate Family Members, in each case, and any funds, partnerships or other investment vehicles managed, sponsored, trusteed or advised or directly or indirectly controlled by them.
“IPO” means (x) the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8 or comparable filing in any other applicable jurisdiction) of common Equity Interests of the Parent or a parent entity of the Parent resulting in such common Equity Interests being publicly traded on any United States national securities exchange or over-the-counter market, or any analogous exchange or market in Canada, the United Kingdom or any country in the European Union, (y) the purchase or other acquisition, by merger, consolidation or otherwise, of a majority of the Equity Interests of the Parent or a parent entity of the Parent by any publicly traded special purpose acquisition company, targeted acquisition company or any entity similar to the foregoing (or any subsidiary thereof) that is listed on any United States national securities exchange or over-the-counter market, or any analogous exchange or market in Canada, the United Kingdom or any country in the European Union or (z) such other transaction that results in the common Equity Interests of the Parent or a parent entity of the Parent being publicly held or traded on any United States national securities exchange or over-the-counter market, or any analogous exchange or market in Canada, the United Kingdom or any country in the European Union, including pursuant to a direct listing of such Equity Interests.
“IPO Entity” means, at any time upon and after an IPO, either the Parent or a parent entity of the Parent, as the case may be, the Equity Interests of which were (x) issued or otherwise sold in a transaction described in clause (x) of the definition of “IPO”, (y) purchased or otherwise acquired, by merger, consolidated or otherwise, in a transaction described in clause (y) of the definition of “IPO” or (z) publicly listed in a transaction described in clause (z) of the definition of “IPO”; provided that, immediately following the IPO, unless the Parent is the IPO Entity, the Parent is a direct or indirect wholly-owned subsidiary of such IPO Entity and such IPO Entity owns, directly or through its subsidiaries, substantially all the businesses and assets owned or conducted, directly or indirectly, by the Parent immediately prior to the IPO.
“Management Investors” means the current or former members of the board of directors or equivalent governing body, officers, managers, employees, other service providers, members or partners (and their Immediate Family Members) of the Parent and/or its Subsidiaries who are, in each case, (i) natural persons and (ii) (directly or indirectly through one or more investment vehicles) investors in the Parent (or any direct or indirect parent thereof), including such current or former members of the board of directors or equivalent governing body, officers, managers, employees, other service providers, members or partners owning through an Equityholding Vehicle.
“Parent Holding Company” means any direct or indirect parent entity of the Parent which holds directly or indirectly 100% of the Equity Interest of the Parent and which does not hold capital stock in any other Person (except for any other Parent Holding Company).
“Permitted Holders” means (a) the Investors, (b) the Management Investors (including, for the avoidance of doubt, any Equityholding Vehicle through which Management Investor holds Equity Interests), (c) any Person who is acting solely as an underwriter in connection with a public or private offering of Equity Interests of any parent entity of the Parent or the Parent, acting in such capacity, (d) any “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the foregoing are members; provided, that, in the case of such group and any member of such group and without giving effect to the existence of such group or any other group, no Person or other group (other than Permitted Holders under clause (a) or (b) above and any Permitted Parent) owns, directly or indirectly, more than 50% of the total voting Equity Interests in Parent or the IPO Entity, as applicable, (e) any Permitted Parent and (f) any Permitted Plan.
“Permitted Parent” means any direct or indirect parent entity of the Parent or an IPO Entity that at the time it became a parent entity of the Parent or an IPO Entity was a Permitted Holder pursuant to clause (a) or (b) of the definition thereof (other than a Person formed in connection with, or in contemplation of, a transaction that would otherwise constitute a Change of Control).
“Permitted Plan” means any employee benefit plan of the Parent or any of its Affiliates and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan.
“Sponsor” means Sixth Street Partners, LLC and its Affiliates and funds, investments, Persons, vehicles, trusts, accounts or partnerships managed, trusteed, controlled or advised by

Sixth Street Partners, LLC or any of its Affiliates or any of their respective officers, directors or employees (other than Parent and its Subsidiaries or any portfolio company of the foregoing).
c.   Section 6.01 of the Existing Credit Agreement shall be amended by adding the following paragraph at the end of such Section:
“The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary in this Section 6.01, the requirement to deliver financial statements pursuant to clauses (a) and (b) of this Section 6.01 may be satisfied by delivering the applicable financial statements of Bidco or any other Parent Holding Company in the form otherwise required by clauses (a) and (b) so long as, simultaneously with the delivery of such financial statements, consolidating financial information (which consolidating financial information need not be audited) reflecting, in reasonable detail adjustments necessary to eliminate the accounts of Bidco or such other parent entity is also delivered.”;
d.   clause (a) of Section 6.01 of the Existing Credit Agreement shall be amended by deleting the words “within 120 days (or 90 days in respect of the Parent) after the end of each of its fiscal years (or, if earlier, 5 days after the date required to be filed with the SEC)” and replacing them with ““within 120 days (or 105 days in respect of the Parent) after the end of each of its fiscal years”;
e.   clause (b) of Section 6.01 of the Existing Credit Agreement shall be amended by deleting the words “(x) 45 days, in the case of clause (i) below and (y) 60 days, in the case of clause (ii) below after the end of each of the first three fiscal quarters of each fiscal year of the Parent (or, if earlier, 5 days after the date required to be filed with the SEC)” and replacing them with “60 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent”;
f.   clause (a) of Section 6.02 of the Existing Credit Agreement shall be amended by deleting the words “(i) within 90 days after the end of the fiscal year of the Parent and (ii) concurrently with the delivery of the financial statements of the Loan Parties, other than the Parent, referred to in SECTION 6.01(b)” and replacing them with “concurrently with the delivery of the financial statements of the Parent referred to in SECTION 6.01(a) and SECTION 6.01(b)”;
g.   clause (b) of Section 6.02 of the Existing Credit Agreement shall be amended by adding “(or, if Parent is a Subsidiary of an IPO Entity, any IPO Entity)” immediately following “or any Subsidiary”;
h.   clause (c) of Section 6.02 of the Existing Credit Agreement shall be amended by adding “or any Governmental Authority” immediately following “loan or credit or similar agreement”;
i.   Section 7.03 of the Existing Credit Agreement shall be amended by deleting “so long as no Default exists or would result therefrom” and replacing it with “so long as (i) no Default exists or would result therefrom, and (ii) after giving pro forma effect thereto, the Parent is in compliance with Section 7.12 (calculated based on the most recently delivered financial statements under SECTION 6.01(a) or SECTION 6.01(b))”.
j.   Section 7.05 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:
“SECTION 7.05   Restricted Payments. Parent will not, and will not permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:
(a)   the Parent and each Subsidiary may declare and make dividend payments or other distributions payable solely in Equity Interests of such Person;
(b)   the Parent and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new common Equity Interests;
(c)   (i) the Parent may (1) declare or pay cash dividends to its shareholders and (2) purchase, redeem or otherwise acquire for cash its Equity Interests and (ii) each Subsidiary may make Restricted Payments, in each case, so long as (x) no Default or Event of Default exists either before or after giving effect thereto and (y) after giving pro forma effect thereto, the Parent is in compliance with Section 7.12 (calculated based on the most recently delivered financial statements under SECTION 6.01(a) or SECTION 6.01(b));
(d)   the Parent and each Subsidiary may pay withholding or similar taxes payable by any future, present or former employee, director or officer (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) in connection with any repurchases of Equity Interests or the exercise of stock options; and
(e)   each Subsidiary may make Restricted Payments so long as Parent or another Subsidiary receives at least its pro rata share of such Restricted Payment in accordance with its Equity Interests in such class or series of securities.”
k.   Section 7.07 of the Existing Credit Agreement shall be amended by:
i.   adding “, excluding any Investments in Bidco or any of its Affiliates (other than the Parent and its Subsidiaries)” at the end of clause (e) thereof; and
ii.   deleting “and” immediately before the beginning of clause (f) and inserting the following immediately before the period at the end of such section:
“and (g) transactions in the ordinary course of business with Bidco (including with respect to (i) payment of taxes payable by or attributable to any direct or indirect owner of the Loan Parties or (ii) payments of legal, accounting and other ordinary course corporate overhead or other operational expenses of any such parent and payments of franchise or similar taxes)”;
l.   clause (a) of Section 7.12 of the Existing Credit Agreement shall be amended by:
i.   replacing the words “at all times” with the words “on any Quarter Date”;
ii.   replacing “$4,300,000,000” in clause (i) thereof with the words “the greater of (i) $3,000,000,000 and (ii) an amount equal to the product of (x) 70% times (y) an amount equal to (1) the Consolidated Net Worth of the Parent on the Bidco Acquisition Effective Date immediately after giving effect to the Bidco Acquisition less (2) $500,000,000”;
iii.   replacing each reference to “June 30, 2022” in clauses (ii) and (iii) thereof with the words “the first Quarter Date ended after the Bidco Acquisition Effective Date”; and
iv.   adding the words “; provided that, notwithstanding the foregoing, solely with respect to the applicable fiscal quarter for which a Cure Right is exercised, any Cure Amount shall not be included in this clause (iii) in connection with the recalculation of the covenant set forth in Section 7.12(a) made pursuant to Section 8.04” at the end of clause (iii) thereof;
m.   clause (b) of Section 7.12 of the Existing Credit Agreement shall be amended by replacing the words “at any time” with the words “on any Quarter Date”;
n.   clause (c) of Section 7.12 of the Existing Credit Agreement shall be amended by deleting the words “shall be in effect at all times but” from the first sentence thereof;
o.   clause (d) of Section 8.01 of the Existing Credit Agreement shall be amended by adding the following proviso at the end of such clause:
“; provided that any Event of Default under SECTION 7.12 is subject to cure as provided in Section 8.04 and an Event of Default with respect to such Section shall not occur until the expiration of the fifteenth (15th) Business Day subsequent to the date on which the financial statements with respect to such fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 6.01(a) or (b), as applicable”;
p.   the following new Section 8.04 shall be added to Existing Credit Agreement:
“8.04   Right to Cure.

(a)   Notwithstanding anything to the contrary contained in Section 8.01, in the event that the Parent fails to comply with the requirements of the applicable financial covenants set forth in Section 7.12, at any time after the beginning of such fiscal quarter in which such non-compliance occurs until the expiration of the fifteenth (15th) Business Day subsequent to the date on which the financial statements with respect to such fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 6.01(a) or (b), as applicable, the Parent shall have the right to issue Equity Interests for cash or otherwise receive cash contributions to the capital of the Parent as cash common equity (or other Equity Interests on terms reasonably acceptable to the Administrative Agent) (collectively, the “Cure Right”), and upon the receipt by the Parent of the net proceeds of such issuance (the “Cure Amount”) pursuant to the exercise by the Parent of such Cure Right, such applicable financial covenant set forth in Section 7.12 shall be recalculated such that Consolidated Net Worth shall be increased with respect to such applicable fiscal quarter by an amount equal to the Cure Amount and if, after giving effect to the foregoing pro forma adjustments, the Parent shall then be in compliance with such applicable financial covenant for such fiscal quarter, the Parent shall be deemed to have satisfied the requirements of such applicable financial covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such financial covenant that had occurred shall be deemed cured for the purposes of this Agreement.
(b)   Notwithstanding anything herein to the contrary, with respect to all financial covenants set forth in Section 7.12, (i) in each four consecutive fiscal quarter period of the Parent there shall be at least two (2) fiscal quarters in which the Cure Right is not exercised with respect to any financial covenant, (ii) no two Cure Rights may be exercised in consecutive fiscal quarters, (iii) during the term of this Agreement, the Cure Right shall not be exercised more than four (4) times with respect to any financial covenant, (iv) for purposes of this Section 8.04, the Cure Amount shall be no greater than the minimum amount required for purposes of complying with such financial covenants, and any amounts in excess thereof shall not be deemed to be a Cure Amount and (v) during any period in which the failure of the Parent to comply with Section 7.12 would be an Event of Default but for the provisions of this Section 8.04, the Finance Parties shall not be required to make a Credit Extension until the Parent has received the Cure Amount required to cause the Parent to be compliant with the financial covenants set forth in Section 7.12.”
2.   Consent to the Bidco Acquisition. Each Lender party hereto (which, for the avoidance of doubt, constitutes the Required Lenders) (i) consents to the consummation of the Bidco Acquisition and the transactions to be consummated in connection therewith on or about the Bidco Acquisition Effective Date in each case, for all purposes under the Loan Documents and (ii) waives any Event of Default under Section 8.01(f) relating to a “default”, “Event of Default” or any equivalent term under any bilateral agreement between the Parent and/or any of its Subsidiaries, on the one hand, and a financial institution, on the other hand, that results, on the Bidco Acquisition Effective Date, in a “Change of Control” or equivalent concept under such bilateral agreement as a result of such financial entity refusing to consent to the Bidco Acquisition or to amendments to such underlying bilateral agreement that would result in the Bidco Acquisition not being a “Change of Control” or equivalent concept under such bilateral agreement.
3.   Representations and Warranties. Each Loan Party hereby represents and warrants, as of the date of this Amendment, that:
a.   The representations and warranties in each Loan Document to which it is a party are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect in the text thereof;
b.   The execution and delivery of this Amendment has been duly authorized by all necessary organizational action of such Loan Party; this Amendment has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity;
c.   The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Law applicable to such Loan Party, (c) will not violate or result in a default under any other material Contractual Obligation binding upon such Loan Party or affecting its assets, and (d) will not result in the creation or imposition of any Lien on any asset of such Loan Party; and
d.   No Default has occurred and is continuing or would result after giving effect to this Amendment.
4.   Ratification and Confirmation of Loan Documents.
a.   Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, guarantees or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which shall remain in full force and effect and shall not be impaired or affected, and shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any other Loan Document.
b.   Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof, and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under the Loan Documents to which it is a party, including all guarantees thereunder, shall not be impaired or affected and such Loan Documents, including all guarantees thereunder and all promissory notes and all other instruments, documents and agreements entered into by such Loan Party in connection with such Loan Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.
c.   Each Loan Party further agrees that nothing in the Existing Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendment to the Credit Agreement, except to the extent that the consent of such Loan Party to such amendment is expressly required under the Credit Agreement.
d.   Upon the effectiveness of this Amendment, each Lender shall continue to be a party to the Credit Agreement as a Lender.
5.   Effectiveness. This Amendment shall become effective on the date first written above only upon satisfaction of the following conditions precedent on or prior to such date unless otherwise waived in writing by Lenders constituting the Required Lenders and the Administrative Agent:
a.   The Administrative Agent shall have acknowledged receipt of a counterpart of this Amendment signed on behalf of each Loan Party and Lenders constituting the Required Lenders.
b.   Each Loan Party shall have paid all fees, costs and expenses (including all reasonable and documented legal fees and expenses) agreed in writing to be paid by it to the Administrative Agent and the Lenders in connection herewith to the extent due (and, in the case of expenses (including legal fees and expenses), to the extent that statements for such expenses shall have been delivered to any Borrower on or prior to the date hereof.
6.   [Reserved.]
7.   Miscellaneous.
a.   The Loan Parties acknowledge and agree that the representations and warranties set forth herein are material inducements to the Administrative Agent and the Lenders to deliver this Amendment.
b.   This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns.

c.   This Amendment is a Loan Document. Henceforth, this Amendment and the Credit Agreement shall be read together as one document and the Existing Credit Agreement shall be modified accordingly. No course of dealing on the part of the Administrative Agent, the Lenders or any of their respective officers, nor any failure or delay in the exercise of any right by the Administrative Agent or the Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by the Loan Parties of any provision of the Loan Documents shall not affect any right of the Administrative Agent or the Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of the Administrative Agent and/or the Lenders, as applicable, pursuant to and in accordance with the Loan Documents, including, without limitation, Section 11.02 of the Credit Agreement. No other person or entity, other than the Administrative Agent and the Lenders, shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder.
d.   This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. The provisions of Section 11.09 and Section 11.10 of the Credit Agreement apply to this Amendment mutatis mutandis as if they were incorporated herein.
e.   If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof.
f.   This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
g.   Notwithstanding anything herein to the contrary, if the Bidco Acquisition Effective Date has not occurred upon or prior to the valid termination of the Bidco Acquisition Agreement in accordance with the terms thereof, this Amendment shall be of no further force and effect and none of the amendments provided herein shall be made to the Existing Credit Agreement.
For purposes of this clause (g), the “Bidco Acquisition Agreement” shall mean that certain Agreement and Plan of Merger, dated as of July 29, 2024, among Elk Bidco Limited, Elk Merger Sub Limited, Enstar and certain other parties thereto, as amended, restated, amended and restated or otherwise modified from time to time.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Lenders have caused this Amendment to be executed as of the date first written above.
ENSTAR GROUP LIMITED
as the Parent, a Borrower and as a Guarantor

By
/s/ Elizabeth DaSilva

Name: Elizabeth DaSilva

Title:
Authorized Signatory

KENMARE HOLDINGS LTD.
as a Borrower and as a Guarantor

By
/s/ Robert Morgan

Name: Robert Morgan

Title:
Chief Executive Officer

ENSTAR (US ASIA-PAC) HOLDINGS LIMITED
as a Borrower and as a Guarantor

By
/s/ Siobhan Hextall

Name: Siobhan Hextall

Title:
Director

ENSTAR HOLDINGS (US) LLC
as a Borrower and as a Guarantor

By
/s/ Richard Seelinger

Name: Richard Seelinger

Title:
Chief Executive Officer

CAVELLO BAY REINSURANCE LIMITED
as a Borrower

By
/s/ Robert Morgan

Name: Robert Morgan

Title:
Chief Executive Officer

ENSTAR (US) INC.
as agent for service of process

By
/s/ Richard Seelinger

Name: Richard Seelinger

Title:
Authorized Signatory

[Signature Page to Amendment]

NATIONAL AUSTRALIA BANK LIMITED
(ABN 12 004 044 937),
as Administrative Agent

By
/s/ Melisha Hughes

Name: Melisha Hughes

Title:
Head of Agency Services Northern
Hemisphere

[Signature Page to Amendment]

NATIONAL AUSTRALIA BANK LTD,
as a Lender, Issuing Bank and/or Bank, as applicable

By
/s/ Carole Palmer

Name: Carole Palmer

Title:
Director, Client Management &
Execution

[Signature Page to Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By
/s/ Charles Smentkowski

Name: Charles Smentkowski

Title:
Vice President

[Signature Page to Amendment]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By
/s/ Brett Austin

Name: Brett Austin

Title:
Managing Director

[Signature Page to Amendment]

The Bank of Nova Scotia,
as a Lender

By
/s/ Marilena Devcic

Name: Marilena Devcic

Title:
Director

[Signature Page to Amendment]

Bank of America, N.A.,
as a Lender

By
/s/ David Trainor

Name: David Trainor

Title:
Senior Vice President

[Signature Page to Amendment]

BARCLAYS BANK PLC,
as a Lender

By
/s/ Ronnie Glenn

Name: Ronnie Glenn

Title:
Director

[Signature Page to Amendment]

TRUIST BANK,
as a Lender

By
/s/ Andrew Silsbee

Name: Andrew Silsbee

Title:
Vice President

[Signature Page to Amendment]

HSBC Bank (USA) N.A.,
as a Lender

By
/s/ Mrudul Kotia

Name: Mrudul Kotia

Title:
FIG Insurance, Vice President

[Signature Page to Amendment]

ING Bank N.V., London Branch,
as a Lender

By
/s/ Neal Abhyankar

Name: Neal Abhyankar

Title:
Director

By
/s/ Mariette Groen

Name: Mariette Groen

Title:
Managing Director

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By
/s/ Barbara Ingrassia

Name: Barbara Ingrassia

Title:
Vice President

[Signature Page to Amendment]

Exhibit 10.2
AMENDMENT NO. 1 TO AMENDED AND RESTATED LETTER OF CREDIT FACILITY AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED LETTER OF CREDIT FACILITY AGREEMENT (this “Amendment”) is entered into as of September 9, 2024 by and among CAVELLO BAY REINSURANCE LIMITED, as Borrower, ENSTAR GROUP LIMITED, KENMARE HOLDINGS LTD., ENSTAR (US ASIA-PAC) HOLDINGS LIMITED and ENSTAR HOLDINGS (US) LLC, as Guarantors, the LENDERS party hereto, and NATIONAL AUSTRALIA BANK LIMITED, as Several L/C Issuing Bank and Administrative Agent.
RECITALS
A.   The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Letter of Credit Facility Agreement, dated as of July 28, 2023 (as amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing L/C Facility Agreement” and, as amended by this Amendment, the “L/C Facility Agreement”), pursuant to which the Lenders have extended standby letters of credit to the Borrower. Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the L/C Facility Agreement.
B.   The Credit Parties have notified the Administrative Agent and the Lenders of their request to amend the Existing L/C Facility Agreement as set forth below, but otherwise have the Existing L/C Facility Agreement remain in full force and effect.
C.   In accordance with Section 10.02(b) of the Existing L/C Facility Agreement, the Credit Parties, the Administrative Agent and Lenders constituting the Required Lenders have agreed to amend the Existing L/C Facility Agreement, in accordance with the terms, and subject to the conditions, set forth herein.
AGREEMENT
The parties to this Amendment, intending to be legally bound, hereby agree as follows:
1.   Amendments to Existing L/C Facility Agreement.   Upon the occurrence of the Bidco Acquisition Effective Date (it being understood and agreed that the amendments set forth in this Section 1 shall be deemed to occur immediately prior to the Bidco Acquisition Effective Date):
a.   the following definition appearing in Section 1.01 of the Existing L/C Facility Agreement shall be amended and restated in its entirety as follows:
“Change of Control” means (a) prior to an IPO, the Permitted Holders shall cease to beneficially own or control, directly or indirectly through one or more holding company parents of the Parent, more than fifty percent (50%) of the voting Equity Interests in the Parent unless the Permitted Holders otherwise have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate, nominate or appoint (and do so designate, nominate or appoint) 50% or more of the board of directors or equivalent governing body of the Parent and (b) after an IPO, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group, other than the Permitted Holders (directly or indirectly, including through one or more holding companies), of Equity Interests representing 50% or more of the voting Equity Interests in the IPO Entity, unless the Permitted Holders (directly or indirectly, including through one of more holding companies) otherwise have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate, nominate or appoint (and do so designate, nominate or appoint) 50% or more of the board of directors or equivalent governing body of the IPO Entity. For the avoidance of doubt, the consummation of the Bidco Acquisition shall be deemed to not be a Change of Control.
For purposes of this definition, (i) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, (ii) the phrase Person or “group” is within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, (iii) if any Person or “group” (other than a Permitted Holder) includes one or more Permitted Holders, the issued and outstanding Equity Interests of the Parent or the IPO Entity, as applicable, directly or indirectly owned by the Permitted Holders that are part of such Person or “group” shall not be treated as being owned by such Person or “group” for purposes of determining whether this definition is triggered, (iv) a Person or “group” (other than a Permitted Holder) shall not be deemed to beneficially own Equity Interests (x) to be acquired by such Person or “group” pursuant to an equity or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Equity Interests in connection with the transactions contemplated by such agreement or (y) solely as a result of veto or approval rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement (in each case, so long as such Person does not have the right to direct the voting of the Equity Interests subject to such right), (v) a Person or group (other than a Permitted Holder) will not be deemed to beneficially own Equity Interests of another Person as a result of its ownership of Equity Interests or other securities of such other Person’s parent (or related contractual rights) unless it owns more than 50% of the total voting power of the Equity Interests of such Person’s parent and (vi) the right to acquire Equity Interests (so long as such Person does not have the right to direct the voting of the Equity Interests subject to such right) or any veto power in connection with the acquisition or disposition of Equity Interests will not cause a party to be a beneficial owner.
b.   the following defined terms shall be added to Section 1.01 of the Existing L/C Facility Agreement in the appropriate alphabetical order:
“Bidco” means Elk Bidco Limited, an exempted company incorporated in Bermuda.
“Bidco Acquisition” means the direct or indirect acquisition by the Investors of 100% of issued and outstanding ordinary shares of the Parent.
“Bidco Acquisition Effective Date” means the date of the consummation of the Bidco Acquisition.
“Cure Amount” has the meaning set forth in SECTION 7.03.
“Cure Right” has the meaning set forth in SECTION 7.03.
“Equityholding Vehicle” means any direct or indirect parent company of the Parent and any equityholder thereof through which Management Investors hold Equity Interests of such direct or indirect parent company.
“Exchange Act” means the United States Securities Exchange Act of 1934, as in effect on the Bidco Acquisition Effective Date.
“Immediate Family Members” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.
“Investors” means each of (a) the Sponsor (other than any portfolio operating companies) and (b) certain other Persons (including equityholders of the Parent (or other direct or indirect parent companies of the Parent) prior to the consummation of the Bidco Acquisition) that have rolled over or invested equity in the Parent (or other direct or indirect parent company of the Parent) as of the Bidco Acquisition Effective Date and any of their Affiliates or Immediate

Family Members, in each case, and any funds, partnerships or other investment vehicles managed, sponsored, trusteed or advised or directly or indirectly controlled by them.
“IPO” means (x) the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8 or comparable filing in any other applicable jurisdiction) of common Equity Interests of the Parent or a parent entity of the Parent resulting in such common Equity Interests being publicly traded on any United States national securities exchange or over-the-counter market, or any analogous exchange or market in Canada, the United Kingdom or any country in the European Union, (y) the purchase or other acquisition, by merger, consolidation or otherwise, of a majority of the Equity Interests of the Parent or a parent entity of the Parent by any publicly traded special purpose acquisition company, targeted acquisition company or any entity similar to the foregoing (or any subsidiary thereof) that is listed on any United States national securities exchange or over-the-counter market, or any analogous exchange or market in Canada, the United Kingdom or any country in the European Union or (z) such other transaction that results in the common Equity Interests of the Parent or a parent entity of the Parent being publicly held or traded on any United States national securities exchange or over-the-counter market, or any analogous exchange or market in Canada, the United Kingdom or any country in the European Union, including pursuant to a direct listing of such Equity Interests.
“IPO Entity” means, at any time upon and after an IPO, either the Parent or a parent entity of the Parent, as the case may be, the Equity Interests of which were (x) issued or otherwise sold in a transaction described in clause (x) of the definition of “IPO”, (y) purchased or otherwise acquired, by merger, consolidated or otherwise, in a transaction described in clause (y) of the definition of “IPO” or (z) publicly listed in a transaction described in clause (z) of the definition of “IPO”; provided that, immediately following the IPO, unless the Parent is the IPO Entity, the Parent is a direct or indirect wholly-owned subsidiary of such IPO Entity and such IPO Entity owns, directly or through its subsidiaries, substantially all the businesses and assets owned or conducted, directly or indirectly, by the Parent immediately prior to the IPO.
“Management Investors” means the current or former members of the board of directors or equivalent governing body, officers, managers, employees, other service providers, members or partners (and their Immediate Family Members) of the Parent and/or its Subsidiaries who are, in each case, (i) natural persons and (ii) (directly or indirectly through one or more investment vehicles) investors in the Parent (or any direct or indirect parent thereof), including such current or former members of the board of directors or equivalent governing body, officers, managers, employees, other service providers, members or partners owning through an Equityholding Vehicle.
“Parent Holding Company” means any direct or indirect parent entity of the Parent which holds directly or indirectly 100% of the Equity Interest of the Parent and which does not hold capital stock in any other Person (except for any other Parent Holding Company).
“Permitted Holders” means (a) the Investors, (b) the Management Investors (including, for the avoidance of doubt, any Equityholding Vehicle through which Management Investor holds Equity Interests), (c) any Person who is acting solely as an underwriter in connection with a public or private offering of Equity Interests of any parent entity of the Parent or the Parent, acting in such capacity, (d) any “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the foregoing are members; provided, that, in the case of such group and any member of such group and without giving effect to the existence of such group or any other group, no Person or other group (other than Permitted Holders under clause (a) or (b) above and any Permitted Parent) owns, directly or indirectly, more than 50% of the total voting Equity Interests in Parent or the IPO Entity, as applicable, (e) any Permitted Parent and (f) any Permitted Plan.
“Permitted Parent” means any direct or indirect parent entity of the Parent or an IPO Entity that at the time it became a parent entity of the Parent or an IPO Entity was a Permitted

Holder pursuant to clause (a) or (b) of the definition thereof (other than a Person formed in connection with, or in contemplation of, a transaction that would otherwise constitute a Change of Control).
“Permitted Plan” means any employee benefit plan of the Parent or any of its Affiliates and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan.
“Sponsor” means Sixth Street Partners, LLC and its Affiliates and funds, investments, Persons, vehicles, trusts, accounts or partnerships managed, trusteed, controlled or advised by Sixth Street Partners, LLC or any of its Affiliates or any of their respective officers, directors or employees (other than Parent and its Subsidiaries or any portfolio company of the foregoing).
c.   Section 5.01 of the Existing L/C Facility Agreement shall be amended by adding the following paragraph at the end of such Section:
“The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary in this Section 5.01, the requirement to deliver financial statements pursuant to clauses (a) and (b) of this Section 5.01 may be satisfied by delivering the applicable financial statements of Bidco or any other Parent Holding Company in the form otherwise required by clauses (a) and (b) so long as, simultaneously with the delivery of such financial statements, consolidating financial information (which consolidating financial information need not be audited) reflecting, in reasonable detail, adjustments necessary to eliminate the accounts of Bidco or such other parent entity is also delivered.”;
d.   clause (a) of Section 5.01 of the Existing L/C Facility Agreement shall be amended by deleting the words “within 120 days (or 90 days in respect of the Parent) after the end of each of its fiscal years (or, if earlier, 5 days after the date required to be filed with the SEC)” and replacing them with “within 120 days (or 105 days in respect of the Parent) after the end of each of its fiscal years”;
e.   clause (b) of Section 5.01 of the Existing L/C Facility Agreement shall be amended by deleting the words “(x) 45 days, in the case of clause (i) below and (y) 60 days, in the case of clause (ii) below after the end of each of the first three fiscal quarters of each fiscal year of the Parent (or, if earlier, 5 days after the date required to be filed with the SEC)” and replacing them with “60 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent”;
f.   clause (a) of Section 5.02 of the Existing L/C Facility Agreement shall be amended by deleting the words “(i) within 90 days after the end of the fiscal year of the Parent and (ii) concurrently with the delivery of the financial statements of the Credit Parties, other than Parent, referred to in SECTION 5.01(a) and SECTION 5.01(b)” and replacing them with “concurrently with the delivery of the financial statements of the Parent referred to in SECTION 5.01(a) and SECTION 5.01(b)”;
g.   the paragraph between clause (a) and (b) of Section 5.02 of the Existing L/C Facility Agreement shall be amended by adding “(or, if the Parent is a Subsidiary of an IPO Entity, any IPO Entity)” immediately following “or any Subsidiary”;
h.   clause (b) of Section 5.02 of the Existing L/C Facility Agreement shall be amended by adding “or any Governmental Authority” immediately following “loan or credit or similar agreement”;
i.   Section 6.03 of the Existing L/C Facility Agreement shall be amended by deleting “so long as no Default exists or would result therefrom” and replacing it with “so long as (i) no Default exists or would result therefrom, and (ii) after giving pro forma effect thereto, the Parent is in compliance with Section 6.12 (calculated based on the most recently delivered financial statements under SECTION 5.01(a) or SECTION 5.01(b))”.
j.   Section 6.05 of the Existing L/C Facility Agreement shall be amended and restated in its entirety as follows:

“SECTION 6.05   Restricted Payments.   Parent will not, and will not permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:
(a)   the Parent and each Subsidiary may declare and make dividend payments or other distributions payable solely in Equity Interests of such Person;
(b)   the Parent and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new common Equity Interests;
(c)   (i) the Parent may (1) declare or pay cash dividends to its shareholders and (2) purchase, redeem or otherwise acquire for cash its Equity Interests and (ii) each Subsidiary may make Restricted Payments, in each case, so long as (x) no Default or Event of Default exists either before or after giving effect thereto and (y) after giving pro forma effect thereto, the Parent is in compliance with Section 6.12 (calculated based on the most recently delivered financial statements under SECTION 5.01(a) or SECTION 5.01(b));
(d)   the Parent and each Subsidiary may pay withholding or similar taxes payable by any future, present or former employee, director or officer (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) in connection with any repurchases of Equity Interests or the exercise of stock options; and
(e)   each Subsidiary may make Restricted Payments so long as Parent or another Subsidiary receives at least its pro rata share of such Restricted Payment in accordance with its Equity Interests in such class or series of securities.”
k.   Section 6.07 of the Existing L/C Facility Agreement shall be amended by:
i.   adding “, excluding any Investments in Bidco or any of its Affiliates (other than the Parent and its Subsidiaries)” at the end of clause (e) thereof; and
ii.   deleting “and” immediately before the beginning of clause (f) and inserting the following immediately before the period at the end of such section:
“and (g) transactions in the ordinary course of business with Bidco (including with respect to (i) payment of taxes payable by or attributable to any direct or indirect owner of the Credit Parties or (ii) payments of legal, accounting and other ordinary course corporate overhead or other operational expenses of any such parent and payments of franchise or similar taxes)”;
l.   clause (a) of Section 6.12 of the Existing L/C Facility Agreement shall be amended by:
i.   replacing the words “at all times” with the words “on any Quarter Date”;
ii.   replacing “$4,300,000,000” in clause (i) thereof with the words “the greater of (i) $3,000,000,000 and (ii) an amount equal to the product of (x) 70% times (y) an amount equal to (1) the Consolidated Net Worth of the Parent on the Bidco Acquisition Effective Date immediately after giving effect to the Bidco Acquisition less (2) $500,000,000”;
iii.   replacing each reference to “June 30, 2022” in clauses (ii) and (iii) thereof with the words “the first Quarter Date ended after the Bidco Acquisition Effective Date”; and
iv.   adding the words “; provided that, notwithstanding the foregoing, solely with respect to the applicable fiscal quarter for which a Cure Right is exercised, any Cure Amount shall not be included in this clause (iii) in connection with the recalculation of the covenant set forth in Section 6.12(a) made pursuant to Section 7.03” at the end of clause (iii) thereof;
m.   clause (b) of Section 6.12 of the Existing L/C Facility Agreement shall be amended by replacing the words “at any time” with the words “on any Quarter Date”;

n.   clause (c) of Section 6.12 of the Existing L/C Facility Agreement shall be amended by deleting the words “shall be in effect at all times but” from the first sentence thereof;
o.   clause (d) of Section 7.01 of the Existing L/C Facility Agreement shall be amended by adding the following proviso at the end of such clause:
“; provided that any Event of Default under SECTION 6.12 is subject to cure as provided in Section 7.03 and an Event of Default with respect to such Section shall not occur until the expiration of the fifteenth (15th) Business Day subsequent to the date on which the financial statements with respect to such fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 5.01(a) or (b), as applicable”;
p.   the following new Section 7.03 shall be added to Existing L/C Facility Agreement:
“7.03   Right to Cure.
(a)   Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Parent fails to comply with the requirements of the applicable financial covenants set forth in Section 6.12, at any time after the beginning of such fiscal quarter in which such non-compliance occurs until the expiration of the fifteenth (15th) Business Day subsequent to the date on which the financial statements with respect to such fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 5.01(a) or (b), as applicable, the Parent shall have the right to issue Equity Interests for cash or otherwise receive cash contributions to the capital of the Parent as cash common equity (or other Equity Interests on terms reasonably acceptable to the Administrative Agent) (collectively, the “Cure Right”), and upon the receipt by the Parent of the net proceeds of such issuance (the “Cure Amount”) pursuant to the exercise by the Parent of such Cure Right, such applicable financial covenant set forth in Section 6.12 shall be recalculated such that Consolidated Net Worth shall be increased with respect to such applicable fiscal quarter by an amount equal to the Cure Amount and if, after giving effect to the foregoing pro forma adjustments, the Parent shall then be in compliance with such applicable financial covenant for such fiscal quarter, the Parent shall be deemed to have satisfied the requirements of such applicable financial covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such financial covenant that had occurred shall be deemed cured for the purposes of this Agreement.
(b)   Notwithstanding anything herein to the contrary, with respect to all financial covenants set forth in Section 6.12, (i) in each four consecutive fiscal quarter period of the Parent there shall be at least two (2) fiscal quarters in which the Cure Right is not exercised with respect to any financial covenant, (ii) no two Cure Rights may be exercised in consecutive fiscal quarters, (iii) during the term of this Agreement, the Cure Right shall not be exercised more than four (4) times with respect to any financial covenant, (iv) for purposes of this Section 7.03, the Cure Amount shall be no greater than the minimum amount required for purposes of complying with such financial covenants, and any amounts in excess thereof shall not be deemed to be a Cure Amount and (v) during any period in which the failure of the Parent to comply with Section 6.12 would be an Event of Default but for the provisions of this Section 7.03, the Finance Parties shall not be required to make a L/C Credit Extension until the Parent has received the Cure Amount required to cause the Parent to be compliant with the financial covenants set forth in Section 6.12.”
2.   Consent to the Bidco Acquisition.   Each Lender party hereto (which, for the avoidance of doubt, constitutes the Required Lenders) (i) consents to the consummation of the Bidco Acquisition and the transactions to be consummated in connection therewith on or about the Bidco Acquisition Effective Date in each case, for all purposes under the Credit Documents and (ii) waives any Event of Default under Section 7.01(f) relating to a “default”, “Event of Default” or any equivalent term under any bilateral agreement between the Parent and/or any of its Subsidiaries, on the one hand, and a financial institution, on the other hand, that results, on the Bidco Acquisition Effective Date, in a “Change of Control” or equivalent concept under such bilateral agreement as a result of such financial entity refusing to consent to the Bidco Acquisition or to amendments to such underlying bilateral agreement that would result in the Bidco Acquisition not being a “Change of Control” or equivalent concept under such bilateral agreement.
3.   Representations and Warranties.   Each Credit Party hereby represents and warrants, as of the date of this Amendment, that:
a.   The representations and warranties in each Credit Document to which it is a party are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect in the text thereof;
b.   The execution and delivery of this Amendment has been duly authorized by all necessary organizational action of such Credit Party; this Amendment has been duly executed and delivered by such Credit Party and is a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity;
c.   The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Law applicable to such Credit Party, (c) will not violate or result in a default under any other material Contractual Obligation binding upon such Credit Party or affecting its assets, and (d) will not result in the creation or imposition of any Lien on any asset of such Credit Party; and
d.   No Default has occurred and is continuing or would result after giving effect to this Amendment.
4.   Ratification and Confirmation of Credit Documents.
a.   Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, guarantees or agreements contained in the Existing L/C Facility Agreement or any other Credit Document, all of which shall remain in full force and effect and shall not be impaired or affected, and shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Existing L/C Facility Agreement or any other Credit Document.
b.   Each Credit Party hereby acknowledges that it has read this Amendment and consents to the terms hereof, and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the obligations of such Credit Party under the Credit Documents to which it is a party, including all guarantees thereunder, shall not be impaired or affected and such Credit Documents, including all guarantees thereunder and all promissory notes and all other instruments, documents and agreements entered into by such Credit Party in connection with such Credit Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.
c.   Each Credit Party further agrees that nothing in the Existing L/C Facility Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Party to any future amendment to the L/C Facility Agreement, except to the extent that the consent of such Credit Party to such amendment is expressly required under the L/C Facility Agreement.

d.   Upon the effectiveness of this Amendment, each Lender shall continue to be a party to the L/C Facility Agreement as a Lender.
5.   Effectiveness.   This Amendment shall become effective on the date first written above only upon satisfaction of the following conditions precedent on or prior to such date unless otherwise waived in writing by Lenders constituting the Required Lenders and the Administrative Agent:
a.   The Administrative Agent shall have acknowledged receipt of a counterpart of this Amendment signed on behalf of each Credit Party and Lenders constituting the Required Lenders.
b.   Each Credit Party shall have paid all fees, costs and expenses (including all reasonable and documented legal fees and expenses) agreed in writing to be paid by it to the Administrative Agent and the Lenders in connection herewith to the extent due (and, in the case of expenses (including legal fees and expenses), to the extent that statements for such expenses shall have been delivered to the Borrower on or prior to the date hereof.
6.   [Reserved.]
7.   Miscellaneous.
a.   The Credit Parties acknowledge and agree that the representations and warranties set forth herein are material inducements to the Administrative Agent and the Lenders to deliver this Amendment.
b.   This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns.
c.   This Amendment is a Credit Document. Henceforth, this Amendment and the L/C Facility Agreement shall be read together as one document and the Existing L/C Facility Agreement shall be modified accordingly. No course of dealing on the part of the Administrative Agent, the Lenders or any of their respective officers, nor any failure or delay in the exercise of any right by the Administrative Agent or the Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by the Credit Parties of any provision of the Credit Documents shall not affect any right of the Administrative Agent or the Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of the Administrative Agent and/or the Lenders, as applicable, pursuant to and in accordance with the Loan Documents, including, without limitation, Section 10.02 of the L/C Facility Agreement. No other person or entity, other than the Administrative Agent and the Lenders, shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder.
d.   This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. The provisions of Section 10.09 and Section 10.10 of the L/C Facility Agreement apply to this Amendment mutatis mutandis as if they were incorporated herein.
e.   If any provision of this Amendment or any of the other Credit Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof.
f.   This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
g.   Notwithstanding anything herein to the contrary, if the Bidco Acquisition Effective Date has not occurred upon or prior to the valid termination of the Bidco Acquisition Agreement in accordance with the terms thereof, this Amendment shall be of no further force and effect and none of the amendments provided herein shall be made to the Existing L/C Facility Agreement.
For purposes of this clause (g), the “Bidco Acquisition Agreement” shall mean that certain Agreement and Plan of Merger, dated as of July 29, 2024, among Elk Bidco Limited, Elk Merger Sub Limited, the Parent and certain other parties thereto, as amended, restated, amended and restated or otherwise modified from time to time.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Credit Parties, the Administrative Agent and the Lenders have caused this Amendment to be executed as of the date first written above.
CAVELLO BAY REINSURANCE LIMITED
as Borrower

By
/s/ Robert Morgan

Name: Robert Morgan

Title:
Chief Executive Officer

ENSTAR GROUP LIMITED
as Guarantor

By
/s/ Elizabeth DaSilva

Name: Elizabeth DaSilva

Title:
Authorized Signatory

KENMARE HOLDINGS LTD.
as Guarantor

By
/s/ Robert Morgan

Name: Robert Morgan

Title:
Chief Executive Officer

ENSTAR (US ASIA-PAC) HOLDINGS LIMITED
as Guarantor

By
/s/ Siobhan Hextall

Name: Siobhan Hextall

Title:
Director

ENSTAR HOLDINGS (US) LLC
as Guarantor

By
/s/ Richard Seelinger

Name: Richard Seelinger

Title:
Chief Executive Officer

ENSTAR (US) INC.
as agent for service of process

By
/s/ Richard Seelinger

Name: Richared Seelinger

Title:
Authorized Signatory

[Signature Page to Amendment]

NATIONAL AUSTRALIA BANK LIMITED
(ABN 12 004 044 937),
as Administrative Agent and Several L/C Issuing Bank

By
/s/ Melisha Hughes

Name: Melisha Hughes

Title:
Head of Agency Services Northern
Hemisphere

[Signature Page to Amendment]

NATIONAL AUSTRALIA BANK LIMITED,
as a Lender, Issuing Bank and/or Bank, as applicable

By
/s/ Carole Palmer

Name: Carole Palmer

Title:
Director, Client Management &
Execution

[Signature Page to Amendment]

Commonwealth Bank of Australia,
as a Lender

By
/s/ Wilson von Batenburg

Name: Wilson Von Batenburg

Title:
Senior Associate

[Signature Page to Amendment]

The Bank of Nova Scotia,
as a Lender

By
/s/ Marilena Devcic

Name: Marilena Devcic

Title:
Director

[Signature Page to Amendment]

ING Bank N.V., London Branch,
as a Lender

By
/s/ Greg Arkus

Name: Greg Arkus

Title:
Head of UK & Middle East Financial
Institutions

By
/s/ Mariette Groen

Name: Mariette Groen

Title:
Managing Director

[Signature Page to Amendment]

Commerzbank AG, New York Branch,
as a Lender, Issuing Bank and/or Bank, as applicable

By
/s/ Leonard Meyer

Name: Leonard Meyer

Title:
Vice President

By
/s/ Toan Chu

Name: Toan Chu

Title:
Director

[Signature Page to Amendment]

Annex R

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2024

ENSTAR GROUP LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)
(441) 292-3645
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share	ESGRP	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01   Entry into a Material Definitive Agreement
On July 29, 2024, Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of the Company (“New Company Holdco”), Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned Subsidiary of New Company Holdco (“Company Merger Sub”), Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), and Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned Subsidiary of Parent (“Parent Merger Sub”). Parent and Merger Sub are backed by equity commitments from investment vehicles managed or advised by affiliates of Sixth Street Partners, LLC. Pursuant to the Merger Agreement, the Company, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub will effect a series of mergers (collectively, the “Mergers”), with the Company surviving such mergers as a wholly owned subsidiary of Parent (the “Third Surviving Company”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.
The board of directors of the Company (the “Company Board”) has unanimously (i) determined in accordance with the Bermuda Companies Act that (A) the Total Cash Consideration to be received by the holders of the ordinary shares of the Company (each, an “Ordinary Share”) in the Mergers constitutes fair value for each Ordinary Share, (B) the preferred shares of the Third Surviving Company to be received by the holders of the Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares as described in the Merger Agreement in the Mergers constitute fair value for each Series C Preferred Share, Series D Preferred Share and Series E Preferred Share (together with the Series C Preferred Shares and the Series D Preferred Shares, the “Preferred Shares”), as applicable, and (C) the Mergers, on the terms and subject to the conditions set forth in the Merger Agreement, are fair to, and in the best interests of, the Company, (ii) approved the Mergers, the Merger Agreement and the other ancillary agreements, (iii) approved the amendments to the Company’s bye-laws as set forth in the Merger Agreement and (iv) resolved, subject to the terms and conditions of the Merger Agreement, to recommend approval of the transactions contemplated by the Merger Agreement and the ancillary agreements to the Merger Agreement, including the Mergers, the Merger Agreement, the statutory merger agreements and the amendments to the Company’s bye-laws to holders of the Company’s Ordinary Shares and Preferred Shares (together, the “Shares” and such recommendation, the “Board Recommendation”).
The Merger Agreement
Upon the terms and subject to the conditions set forth in the Merger Agreement, the Company shall merge with and into Company Merger Sub (the “First Merger”), with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco (the “First Surviving Company”). Upon the effective time of the First Merger (the “First Effective Time”), (i) each Ordinary Share that is issued and outstanding as of immediately prior to the First Effective Time (other than (W) Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned Subsidiaries, (w) any Reinvesting Shares (as defined below), (x) any Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares), (y) any Ordinary Shares that are Dissenting Shares and (z) to the extent the First Effective Time occurs prior to the JSOP Exchange Date, any Ordinary Shares held subject to the JSOP at such time), shall be converted into (A) the right to receive an amount in cash equal to (I) $500 million (the “Aggregate First Merger Amount”) divided by (II) the number of Ordinary Shares, on a fully diluted basis minus the number of Reinvesting Shares, without interest and less any amounts required to be deducted or withheld or as may be reduced as required by applicable law or any governmental entity (the “First Merger Cash Consideration”) and (B) the number of ordinary shares, par value $1.00 per share, of New Company Holdco (the “New Ordinary Share”) equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (together with the First Merger Cash Consideration, the “First Merger Consideration”). Upon the First Effective Time, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time shall be converted into a New Ordinary Share. The Aggregate First Merger Amount will be funded from the Company balance sheet.
As soon as practicable following the First Effective Time, New Company Holdco shall merger with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company surviving the merger (the “Second Surviving Company”). Upon the effective time of the Second Merger (the “Second Effective Time”), each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (v) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned Subsidiaries, (w) any New Ordinary Shares subject to the Company’s equity awards, and (y) to the extent the Second Effective Time occurs prior to the JSOP Vesting Date, any New Ordinary Shares held subject to the JSOP at such time), shall be converted into an ordinary share, par value $1.00 per share, of the Second Surviving Company (a “Second Surviving Company Ordinary Share”). Upon the First Effective Time, each First Surviving Company Reinvesting Share issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders shall be converted into a Second Surviving Company Ordinary Share.
As soon as practicable following the Second Effective Time, Parent Merger Sub shall merge with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company surviving as the Third Surviving Company. Upon the effective time of the Third Merger (the “Third Effective Time”), each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (v) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned Subsidiaries, (x) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards, (y) any Second Surviving Company Ordinary Shares that are Dissenting Shares and (z) to the extent the Third Effective Time occurs prior to the JSOP Vesting Date, any Second Surviving Company Ordinary Shares held subject to the JSOP at such time) shall be converted into the right to receive an amount in cash equal to (A)(I)(i) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Ordinary Shares held by holders of the Reinvesting Shares, on a fully diluted basis, as of immediately prior to the Third Effective Time, minus (ii) Aggregate First Merger Amount divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Ordinary Shares held by holders of Reinvesting Shares, on a fully diluted basis, plus (y) the aggregate cash consideration actually paid in respect of the First Merger, divided by (B) the aggregate number of Second Surviving Company Ordinary Shares that are not the Second Surviving Company Reinvesting Shares, on a fully diluted basis plus (z) if applicable, any amount set forth in the True-Up Notice (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld (the “Third Merger Cash Consideration” and together with the First Merger Cash Consideration, the “Total Cash Consideration”). Upon the Third Effective Time, each Second Surviving Company Ordinary Share held by holders of the Reinvesting Shares shall, at the election of Parent, either receive the Total Cash Consideration or be canceled and cease to exist.
Upon the First Effective Time, each Preferred Share issued and outstanding immediately prior to the First Effective Time shall automatically be converted into a preferred share of New Company Holdco and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable. Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time shall automatically be converted into a preferred share of the Second Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable. Upon the Third Effective Time, each such preferred shares issued and outstanding immediately prior to the Third Effective Time shall automatically be converted into a preferred share of the Third Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.
If the Merger is consummated, the Ordinary Shares, the Series D Preferred Shares and the Series E Preferred Shares will be delisted from The NASDAQ Stock Market LLC (“NASDAQ”) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as promptly as practicable after the Third Effective Time.
In addition, the Merger Agreement provides for the following treatment of the Company’s equity awards:

•
Company Restricted Share:   At the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements (each, a “Company Restricted Share”), whether vested or unvested, shall be deemed to be fully vested and non-forfeitable and shall be converted into the right to receive the First Merger Consideration.

•
Company RSU:   At the First Effective Time, each restricted share unit award in respect of Ordinary Shares subject solely to service-based vesting requirements (each, a “Company RSU Award”), shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions. At the Second Effective Time, each such Company RSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions. At the Third Effective Time, each such Company RSU Award whether vested or unvested, shall be deemed to be fully vested and non-forfeitable and shall be canceled and converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

•
Earned Company PSUs:   At the First Effective Time, each restricted share unit award in respect of Ordinary Shares subject to performance-based vesting requirements (each, a “Company PSU Award”) with respect to which the applicable performance period has been completed shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions. At the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions. At the Third Effective Time, each Company PSU Award shall be canceled and converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the total number of Second Surviving Company Ordinary Shares subject to such Company PSU Award, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company PSU Award immediately prior to the First Effective Time.

•
Unearned Company PSUs:   At the First Effective Time, each Company PSU Award with respect to which the applicable performance period has not been completed (other than any Special Company PSU Award) shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions. At the Second Effective Time, each such Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions. At the Third Effective Time, a portion of each such Company PSU Award shall vest at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and shall be canceled and converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the vested portion of such Company PSU Award, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award shall be canceled and forfeited.

•
Special Company PSU Award:   At the First Effective Time, each Special Company PSU Award with respect to which applicable performance period has not been completed shall automatically be deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions. At the Second Effective Time, each such Special Company PSU Award shall automatically be deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions. At the Third Effective Time, each Special Company PSU Award shall fully vest at the greater of (x) target performance and (y) actual performance through a truncated performance period ending immediately prior to the Third Effective Time, and shall be canceled and converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the vested portion of such Special Company PSU Award, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to the vested portion of such Special Company PSU Award immediately prior to the Effective Time, and any remaining unvested portion of such Special Company PSU Award shall terminate without consideration.

•
The treatment of the JSOP will depend on whether the First Effective Time occurs on or before January 20, 2025 (the “JSOP Vesting Date”) or after the JSOP Vesting Date:

•
If the Effective Time occurs on or before the JSOP Vesting Date, or, if later, before the date on which the interests are exchanged under Clause 8 of the JSOP (the “JSOP Exchange Date”) at the First Effective Time, then at the Third Effective Time, the Shares (as defined in the JSOP) shall be canceled and cease to exist and shall be converted into the aggregate right for (I) Volume Five Limited (i.e., the holder of the JSOP and affiliate of Mr. Silvester) to receive a cash payment in an amount equal to (x) the Total Cash Consideration minus $205.89, multiplied by (y) the total number of Ordinary Shares held subject to the JSOP and (II) the Trustee to receive a cash payment in an amount equal to the amount paid by the Trustee to subscribe for the Ordinary Shares comprised in the Trust Interest (as defined in the JSOP); and

•
If the First Effective Time occurs after the JSOP Vesting Date and the interest held by Volume Five Limited vested on the JSOP Vesting Date, then, at the Third Effective Time, the Third Surviving Company shall make a cash payment to Dominic F. Silvester in an amount equal to (A) (x) the total number of Ordinary Shares that would have been delivered in respect of the portion of the interest held by Volume Five Limited under the JSOP that vested on the JSOP Vesting Date if the relevant share price under the JSOP had been equal to the Total Cash Consideration minus the total number of Ordinary Shares actually delivered in respect of the JSOP on or after the JSOP Vesting Date, multiplied by (y) the Total Cash Consideration, minus (B) any deduction, withholding or other amount required to be accounted to any tax authority with respect to income tax, employee social security or similar amounts by the Company or any subsidiary of the Company in connection with such payment.

The consummation of the Merger is subject to certain conditions, including: (i) the adoption of the Merger Agreement by the affirmative vote of holders of a majority of the Shares that are present at the Company’s shareholders meeting, if the Company’s bye-law amendment is approved, or by the affirmative vote of holders of a majority of the three-fourths of the Shares that are present at the Company’s shareholder meeting, if the Company’s bye-law amendment is not approved (the “Company Shareholder Approval”); (ii) the approval of the Bermuda Monetary Authority pursuant to the Bermuda Exchange Control Act 1972, the expiration, termination or receipt of any approval or clearances applicable to the consummation of the Merger under applicable antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), the approval of the Bermuda Monetary Authority pursuant to the Insurance Act 1978 and other additional approvals of certain other insurance regulatory bodies and the receipt of certain additional clearances or approvals of certain other governmental bodies; (iii) the absence of any order restraining, enjoining or otherwise preventing the consummation of the Mergers or any applicable law that prohibits or makes illegal the consummation of the Mergers; (iv) subject to certain qualifications, the accuracy of representations and warranties of the Company, Parent and Merger Sub, as applicable, under the Merger Agreement and the performance in all material respects by the Company, Parent and Merger Sub, as applicable, of their obligations under the Merger Agreement; (v) that no Specified Debt Event of Default (as defined below) has occurred and is continuing and (vi) the absence of any Company Material Adverse Effect.
The Merger Agreement also contains customary representations, warranties and covenants of the Company, Parent and Merger Sub. Among other things, the Company has agreed, subject to certain exceptions, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, to use commercially reasonable efforts to conduct its business in the ordinary course of business consistent with past practice in all material respect and not to take certain actions prior to the Effective Time without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed). The Company has also agreed that unless otherwise prohibited by law or any governmental entity, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the time immediately prior to the First Effective Time, the Company shall (i) use commercially reasonable efforts to cause the Company to hold an amount in cash or liquid securities equal to the Aggregate First Merger Amount, (ii) use commercially reasonable efforts to reserve such cash solely for the purpose of paying the full amount of the Aggregate First Merger Amount as consideration in the First Merger and (iii) not, and cause its Subsidiaries not to, take any action or omit to take any action for the purpose or knowingly with the effect of adversely affecting the ability of the Company to pay the First Merger Cash Consideration.
In addition, the Company has agreed to customary “go-shop” and “no-shop” provisions. From the execution of the Merger Agreement until 11:59 p.m. Eastern Time, on the date that is thirty-five (35) days after the date of the Merger Agreement (the “No-Shop Start Date”), the Company and its affiliates and its and their respective representatives have the right to: (i) solicit, initiate, propose, knowingly encourage, knowingly facilitate or assist, an Acquisition Proposal, (ii) furnish to any Person any non-public information relating to the Company or its subsidiaries with the intent to induce the making, submission or announcement of an Acquisition Proposal, and (iii) participate or engage in discussions or negotiations with any such Person with respect to an Acquisition Proposal.
From the No-Shop Start Date until the earlier to occur of the termination of the Merger Agreement and the Third Effective Time, the Company will be subject to customary “no-shop” restrictions on the Company’s ability to solicit any Acquisition Proposal, to enter into any Alternative Acquisition Agreement, and to participate in discussions or negotiations with or provide non-public information to any person relating to any Acquisition Proposal. Notwithstanding the limitations applicable under the “no-shop” restrictions, if, after the No-Shop Start Date and prior to the date on which the Company Shareholder Approval is obtained, the Company receives an Acquisition Proposal that did not result from a material breach of the Company’s obligations under the “no-shop” restrictions and the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal either constitutes or is reasonably likely to lead to a Superior Proposal and that the failure to engage in negotiations or discussions with such person would be inconsistent with its fiduciary duties pursuant to applicable law, the Company may participate in discussions and negotiations with such person, subject to certain notice rights and match rights in favor of Parent.
The Merger Agreement contains certain customary termination rights for the Company and Parent, including as follows: (i) Parent and the Company may agree to terminate the Merger Agreement by mutual written consent, (ii) either the Company or Parent may terminate the Merger Agreement if (A) the Third Merger has not occurred by July 29, 2025 (subject to an automatic extension under certain circumstances, including until January 29, 2026 for the purpose of obtaining certain regulatory approvals) (the “Outside Date”), (B) the Company Shareholder Approval is not obtained, (C) any governmental entity has issued an injunction or other order that has become final and non-appealable restraining, enjoining or otherwise preventing the consummation of the Mergers, or has enacted, issued or deemed applicable any law prohibiting or making illegal the consummation of the Mergers or (D) the other party breaches any representation, warranty or covenant that results in the failure of the related closing condition to be satisfied, subject to a cure period in certain circumstances. In addition, the Merger Agreement may be terminated by the Company (A) prior to the receipt of the Company Shareholder Approval, in order to enter into a definitive agreement providing for a Superior Proposal, (B) if all of the closing conditions to the First Closing have been and continue to be satisfied or have been waived (other than those conditions that by their nature only can be satisfied at the closing of the First Merger), and Parent or Parent Merger Sub, in violation of the terms of the Merger Agreement, fails to consummate the First Merger in accordance with the terms thereof, and the Company has provided irrevocable written notice to Parent following the date on which the consummation of the First Merger is required to occur that all closing conditions have been satisfied or waived and the Company is prepared, willing and able to consummate the Merger but Parent or Merger Sub fail to consummate the Merger in accordance with the Merger Agreement within ten (10) business days after delivery of such notice (a “Financing Failure”), or (C) if prior to the First Closing, the Company reasonably determines in good faith that it is reasonably likely that the Aggregate First Merger Amount will not equal $500 million, unless, following notice thereof, Parent elects by notice to the Company (a “True-Up Notice”) to increase the aggregate Third Merger Cash Consideration by an amount equal to the difference between the Aggregate First Merger Amount and the aggregate amount that would be paid in the First Merger without any such increase, as reasonably determined in good faith by the Company. The Merger Agreement may also be terminated by Parent if, (x) prior to the receipt of the Company Shareholder Approval, the Company Board changes the Board Recommendation or (y) there shall have occurred a Specified Debt Event of Default that is either incapable of being cured or has not been cured by the Outside Date (a “Specified Debt Event of Default”).
Upon termination of the Merger Agreement in accordance with its terms, under certain circumstances, the Company will be required to pay Parent a termination fee in an amount equal to $145 million (which may be reduced to $102 million in certain circumstances if such termination occurs prior to the No-Shop Start Date), including if the Merger Agreement is terminated due to (i) the Company accepting a Superior Proposal or (ii) the Board changing the Board Recommendation. This termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire more than 50% of the Company’s stock or assets is made or publicly announced and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of more than 50% of its stock or assets within twelve (12) months of such termination. The Merger Agreement also provides that Parent will be required to pay the Company (a) a reverse termination fee of $265 million if (x) the Merger Agreement is terminated due to a Parent Terminable Breach or (y) if the Merger is not consummated due to a Financing Failure and (b) reverse termination fee of $96.5 million if the Merger Agreement is terminated due to a Specified Debt Event of Default.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. It is not intended to provide any factual information about the Company, Parent or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specified dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s shareholders, but rather as a way of allocating the risk between the parties in the event that statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s shareholders. The Company’s shareholders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to the Company’s shareholders’ right to receive the Merger Consideration pursuant to the Merger Agreement and the right of the Company on behalf of its shareholders to pursue damages for any willful and material breach by Parent of the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.
Financing Commitments
Parent obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient for Parent to pay the Total Cash

Consideration and all related fees and expenses of Parent and Merger Sub (including in connection with the Debt Financing described below and giving effect to the reinvestment of certain existing shareholders in the Parent as described under “Support and Reinvestment Agreements” below).
Certain investment vehicles managed or advised by affiliates of Sixth Street Partners, LLC have committed, pursuant to the equity commitment letter dated July 29, 2024 (the “Equity Commitment Letter”), to capitalize Parent, at or immediately prior to the closing of the Merger, with an aggregate equity contribution in an amount of $3,512,000,000 on the terms and subject to the conditions set forth in the Equity Commitment Letter. Such investment vehicles have also provided limited guarantees in favor of the Company, pursuant to the limited guarantee dated as of July 29, 2024 (the “Limited Guarantee”), to guarantee, subject to certain limitations set forth in the Limited Guarantee, the payment of each such guarantor’s pro rata share of the obligation of Parent to pay the Parent reverse termination fee, certain indemnification obligations of Parent and Merger Sub and, subject to a cap, the reasonable out-of-pocket fees, cost and expenses incurred by the Company in connection with any suit contemplated by, and solely to the extent reimbursable under the Merger Agreement and the Limited Guarantee.
Barclays Bank PLC (the “Lender”) has committed to provide debt financing (the “Debt Financing”) in connection with the Mergers consisting of (i) a senior secured term loan facility in an aggregate principal amount of up to $950,000,000 and (ii) a senior secured backstop revolving credit facility in an aggregate principal amount of up to $2,200,000,000, in each case, on the terms and subject to the conditions set forth in a commitment letter, dated July 29, 2024 (the “Debt Commitment Letter”). The obligations of the Lender to provide the Debt Financing under the Debt Commitment Letter are subject to a number of conditions, including the receipt of executed loan documentation, accuracy of certain representations and warranties, consummation of the Mergers and contribution of equity contemplated by the Equity Commitment Letter and the Preferred Equity Commitment Letter.
Stone Point Credit Adviser LLC has committed, pursuant to the preferred equity commitment letter dated July 29, 2024 (the “Preferred Equity Commitment Letter”), to purchase, at or immediately prior to the closing of the Mergers, preferred equity interests in a parent entity of Parent with an aggregate liquidation preference of $175,000,000, on the terms and subject to the conditions set forth in the Preferred Equity Commitment Letter. The obligations of Stone Point Credit Adviser LLC to purchase the preferred equity interests under the Preferred Equity Commitment Letter are subject to a number of conditions, including the receipt of executed preferred equity documentation, accuracy of certain representations and warranties, consummation of the Mergers and contribution of equity contemplated by the Equity Commitment Letter.
Rollover and Support Agreements
In connection with entering into the Merger Agreement, on July 29, 2024, Parent and certain of its affiliates entered into support and reinvestment agreements with Dominic F. Silvester, Chief Executive Officer of the Company (the “CEO”), and Frazer Holdings LP, J. Christopher Flowers, John J. Oros 1998 Family Trust, Hyman 2018 Family Trust, David Walsh and Steven D. Arnold (collectively, “JCF”). Under the support and reinvestment agreements, the applicable shareholders have agreed to vote or execute consents with respect to the number of Ordinary Shares beneficially owned by such shareholder set forth in such shareholder’s support and reinvestment agreement (such shares, the “Reinvesting Shares”) in favor of the Merger, subject to certain terms and conditions contained therein. In addition, the applicable shareholders have agreed to rollover or otherwise reinvest their Shares into a non-voting ownership interest in a parent company of Parent.
Item 2.02   Results of Operations and Financial Condition.
On July 29, 2024, the Company issued a press release announcing its results for the quarter ended June 30, 2024, a copy of which is furnished with this report as Exhibit 99.1 and incorporated herein by reference.
In addition, a copy of the Company’s Investor Financial Supplement for the quarter ended June 30, 2024 is attached as Exhibit 99.2 (the “Investor Financial Supplement”). This Investor Financial Supplement includes the Company’s financial results, operating data and other information.

The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”).
Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On July 29, 2024, the Company announced that Orla M. Gregory, President and a member of the Company Board, will leave the Company on December 31, 2024. Ms. Gregory’s anticipated departure is not as a result of any disagreement with the Company. Ms. Gregory will continue to serve in her current role until the earlier of (a) December 31, 2024 and (b) the day immediately prior to the Third Effective Time, unless terminated earlier by either party (the “Employment End Date”).
In connection with the foregoing, on July 29, 2024, the Company and Ms. Gregory entered into a Transition Agreement (the “Transition Agreement”). The Transition Agreement provides that, subject to an execution of a general release of claims, Ms. Gregory will (i) continue to receive her base salary at her current annual rate of $1,400,000 through the Employment End Date (or December 31, 2024, if the Third Effective Time occurs prior to that date), (ii) be eligible to receive an annual bonus for the Company’s fiscal year 2024 in an amount determined by the Human Resources and Compensation Committee of the Board, (iii) receive continued participation in the Bermuda employee benefit programs that she currently receives through the Employment End Date (or December 31, 2024, if the Third Effective Time occurs prior to that date), (iv) a payment in an amount equal to $17,000,000 in respect of her unvested Restricted Stock Units and unvested Performance Stock Units and (v) medical and dental coverage on same or equivalent terms as the Company provides to active employees in Bermuda or comparable private insurance without a termination date. Ms. Gregory will be subject to noncompetition and nonsolicitation covenants, in each case, for six months post-termination of employment and confidentiality covenants indefinitely. In the event that Ms. Gregory is terminated by the Company without cause, or due to death or disability, prior to December 31, 2024, she will receive the amounts set forth in clauses (i) through (v) above, except that if she is terminated by reason of death or disability, the amounts set forth in clauses (i) and (ii) would be prorated based on her days of employment during 2024.
The foregoing summary of the material terms of the Agreement is subject to the full and complete terms of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01   Regulation FD Disclosure.
On July 29, 2024, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.3, announcing the Company’s entry into the Merger Agreement and related matters.
The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act.
Forward-Looking Statements
This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.
Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.
These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.
Important Information for Investors and Shareholders
This communication is being made in connection with the proposed transaction involving the Company, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) relevant materials, including a proxy statement on Schedule 14A. The definitive proxy statement (if and when available) will be mailed to shareholders of the Company. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.
BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.
Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s shareholders will be able to obtain, free of charge, copies of such documents filed by the Company on the Company’s website (https://investor.enstargroup.com/). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Investor Relations at A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda.
Participants in Solicitation
The Company, its respective directors and certain of its executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Exchange Act) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of the Company’s directors is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 26, 2024 (the “2024 Proxy”) (and available here). Information about the compensation of the Company’s directors is set forth in the section entitled “Director Compensation” starting on page 39 of the 2024 Proxy (and available here) and information about the compensation of the Company’s executive officers is set forth in the section entitled “Executive Compensation” staring on page 43 of the 2024 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act) are disclosed in the section entitled “Certain Relations and Related Party Transactions” starting on page 101 of the 2024 Proxy (and available here). Information about the beneficial ownership of the Company securities by the Company’s directors and named executive officers is set forth in the section entitled “Beneficial Ownership of Certain Holders” on page 99 of the 2024 Proxy (and available here).
Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the Merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.enstargroup.com/.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.   The following material is filed as an exhibit to this Current Report on Form 8-K:
Exhibit Number	Exhibit Description
2.1*	Agreement and Plan of Merger, dated as of July 29, 2024, by and among Enstar Group Limited, Deer Ltd., Deer Merger Sub, Ltd. Elk Bidco Limited, and Elk Merger Sub Limited.
10.1	Transition Agreement, dated as of July 29, 2024, by and among Ms. Gregory and the Company.
99.1	Press Release of the Company, dated July 29, 2024.
99.2	Investor Financial Supplement, dated July 29, 2024.
99.3	Press Release of the Company, dated July 29, 2024
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

*
Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 29, 2024
ENSTAR GROUP LIMITED

By:
/s/ Audrey Taranto

Name:
Audrey Taranto

Title:
General Counsel and Corporate Secretary

[Signature Page to Form 8-K]

Exhibit 10.1
TRANSITION AGREEMENT
This TRANSITION AGREEMENT (this “Agreement”) is made and entered into by and between Enstar Group Limited (the “Company”) and Orla M. Gregory (“Executive”) as of July 29, 2024.
BACKGROUND
WHEREAS, Executive and the Company are currently parties to that certain Amended and Restated Employment Agreement, dated as of January 21, 2020, as amended as of September 16, 2021 and further amended as of July 1, 2022 and March 21, 2023 (the “Existing Agreement”);
WHEREAS, Executive and the Company (the “Parties”) have agreed that Executive’s employment with the Company shall terminate on the Scheduled Employment End Date (as defined in Section 1(a)), unless earlier terminated by either Party (the date of on which Executive’s employment with the Company actually terminates, the “Employment End Date”), and the Parties have agreed on a transition planning timeline pursuant to which Executive would continue as an employee until the Employment End Date; and
WHEREAS, the Parties wish to provide for the transition of certain of Executive’s responsibilities under the Existing Agreement and to amend certain of the terms thereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
TERMS
1.   Transition.
(a)   From the date hereof through the Employment End Date (the “Transition Period”), Executive shall (i) continue to serve as the President of the Company, as provided in the Existing Agreement, (ii) remain a member of the Board of Directors of the Company (the “Board”), (iii) focus her time and attention on matters related to the transactions (“Project Elk”) contemplated by the Agreement and Plan of Merger by and between the Company, New Company Holdco, Company Merger Sub, Parent and Parent Merger Sub (each as defined in the Merger Agreement), dated as of the date hereof (the “Merger Agreement”), and (iv) support the Company’s executive leadership team with transitioning her responsibilities. “Scheduled Employment End Date” means the earlier of (a) December 31, 2024 and (b) the day immediately preceding the date on which the transactions contemplated by the Merger Agreement are consummated.
(b)   Executive hereby waives her “Good Reason” rights as defined in Section 4.3 of the Existing Agreement.
(c)   Executive shall have an opportunity to review and provide reasonable comments and suggestions with respect to public announcements and internal messaging regarding this Agreement and the Employment End Date.
2.   Term of Executive’s Employment.
(a)   Executive’s employment is for a fixed term and shall expire on the Employment End Date.
(b)   On the Employment End Date, Executive shall relinquish all titles and positions she holds as an officer and/or director of the Company and/or its affiliates. If the Company needs Executive’s assistance to effectuate such actions, Executive shall provide it as reasonably requested.
3.   Base Salary.   The Company shall pay to Executive a monthly base salary at her current annual rate of $1,400,000 through the Employment End Date (or through December 31, 2024, if the Executive’s employment ends on the day immediately preceding the date on which the transactions contemplated by the Merger Agreement are consummated).
4.   Performance Bonus.   With respect to the 2024 fiscal year, Executive shall remain eligible to earn an annual bonus (the “2024 Annual Bonus”) in an amount determined by the Human Resources and Compensation Committee of the Board (the “Committee”) based on achievement of the applicable performance objectives, which the Company shall pay in accordance with its customary payroll practices. The Committee shall be entitled to consider Executive’s efforts with respect to transitioning her responsibilities and Project Elk, as well as the financial/corporate/individual scorecard objectives previously established.
5.   Employee Benefits.   Until the Employment End Date (or until December 31, 2024, if the Executive’s employment ends on the day immediately preceding the date on which the transactions contemplated by the Merger Agreement are consummated), the Company shall continue to provide Executive with the same participation in Bermuda employee benefit programs that she currently receives pursuant to Section 3.3 of the Existing Agreement.
6.   Post-Termination Health and Other Insurance.   From the date immediately following the Employment End Date, Executive shall, subject to eligibility under the program rules, be entitled to receive comprehensive medical and dental coverage on the same or equivalent terms as provided generally from time to time to employees of the Company in Bermuda throughout retirement with no termination date. If Executive’s employment status or future residence, or the terms of the Company’s programs, render Executive ineligible to participate in the medical and dental insurance programs referred to above, the Company agrees to pay for comparable private insurance, subject to Executive’s cooperation (including submitting to any requested medical exams or records requests) and applicable underwriting requirements.
7.   Long-Term Incentive Awards.   Executive acknowledges and agrees that she currently holds an aggregate of 8,977 unvested Restricted Share Units and 40,395 unvested Performance Share Units (collectively, the “LTIP Awards”) pursuant to the Restricted Stock Unit Award Agreement and the Performance Stock Unit Award Agreements, in each case, by and between Executive and the Company, dated March 20, 2023 (the “Award Agreements”), under the Company’s Amended and Restated 2016 Equity Incentive Plan (the “Plan”). In full satisfaction of all payments and entitlements that could become due under any of the Existing Agreement, the Plan, the Award Agreements or otherwise pursuant to the existing terms thereof, upon the occurrence of the Employment End Date due to the termination of Executive’s employment hereunder by the Company without Cause, due to death or disability, or automatically on the expiration of the employment term hereunder on the Scheduled Employment End Date, then effective as of the Employment End Date, all of the LTIP Awards shall be automatically cancelled without any further action by any party and Executive shall cease to have any rights with respect to the LTIP Awards, and subject to Executive fulfilling the conditions set forth in Sections 10 and 11 below, and notwithstanding Section 4(d) of the Award Agreements or any other provision of the Award Agreements or the Plan to the contrary, in exchange for such cancellation, Executive shall receive a payment in an amount equal to $17,000,000 (the “LTIP Settlement Amount”) within 10 days following the Employment End Date.
8.   Termination of Employment.   Notwithstanding anything in Section 4 of the Existing Agreement, which shall cease to apply from and after the date hereof:
(a)   Death or Disability.   If Executive’s employment terminates due to death or disability (as described in the Existing Agreement) prior to the Scheduled Employment End Date, then Executive (or her estate) shall, subject to the execution of the Waiver and General Release attached hereto as Exhibit A and compliance with Section 11, receive (i) payment of the Base Salary through the date of termination, (ii) the 2024 Annual Bonus in an amount determined in accordance with Section 4, as prorated based on the number of days employed in the 2024 fiscal year and (iii)  the LTIP Settlement Amount.
(b)   Termination for Cause or Resignation for Any Reason.   If Executive’s employment with the Company is terminated for Cause (as defined below), or pursuant to a resignation for any reason pursuant to Section 4.3 of the Existing Agreement, in either case, prior to the Scheduled Employment End Date, Executive shall be entitled to receive only the compensation, benefits and other consideration set forth in that section of the Existing Agreement, and the Company shall not owe any compensation, benefits or other consideration under this Agreement. “Cause” shall mean (i) fraud or dishonesty in connection with Executive’s employment that results in a material injury to the Company, (ii) conviction of any felony or crime involving fraud or misrepresentation or (iii) after Executive has received written notice from the Board of the specific material and continuing failure of Executive to perform her duties pursuant to Section 1(a) (other than by reason of death or disability) and has failed to cure such failure within 30 days following receipt of the notice.
(c)   Termination without Cause.   If the Company terminates Executive’s employment without Cause prior to the Scheduled Employment End Date, then Executive shall, subject to the execution of the Waiver and General Release attached hereto as Exhibit A and compliance with Section 11, receive (i) payment of the Base Salary and the same participation in Bermuda employee benefit programs that she currently receives pursuant to Section 3.3 of the Existing Agreement, in each case, through December 31, 2024, (ii) the 2024 Annual Bonus in an amount determined in accordance with Section 4 and (iii) the LTIP Settlement Amount. During the Transition Period, the Company shall retain the right to require Executive to perform reduced or no duties, to refrain from coming to the office, and/or to place the Executive on garden leave or such other leave from duties. If the Company exercises this right, Executive shall continue to receive compensation and benefits as provided in this Agreement.
(d)   Change in Control.   Section 4.5 is hereby deleted from the Existing Agreement and shall have no further force of effect.
9.   Indemnification/Litigation/Taxation.   Sections  6.2 and 6.3 of the Existing Agreement shall continue to apply to Executive in accordance with their terms.
10.   Releases.
(a)   As a condition precedent to the payments and other benefits contemplated by this Agreement to be provided to Executive on or after the date hereof, Executive shall execute and deliver to the Company the Waiver and General Release attached hereto as Exhibit  A on the date hereof.
(b)   As a condition precedent to the payments and other benefits contemplated by this Agreement to be provided to Executive on and after the Employment End Date, Executive shall execute and deliver to the Company the Waiver and General Release attached hereto as Exhibit A on or after the Employment End Date.
(c)   As a condition precedent to the payment of the 2024 Annual Bonus contemplated by this Agreement, Executive shall execute and deliver to the Company the Waiver and General Release attached hereto as Exhibit A on the date immediately prior to the payment of the 2024 Annual Bonus.
11.   Restrictive Covenants.   Executive acknowledges that Section 5 of the Existing Agreement and Exhibit A of the Existing Agreement shall continue to apply and be in full force and effect during the term that she provides employment under this Agreement and thereafter as contemplated by such provisions; provided, however, that Executive agrees that the noncompetition restriction contained in Clause A and the non-solicitation of employees restriction contained in Clause C, in each case, of Exhibit A of the Existing Agreement shall apply during the term of employment and for a period of six months following the Employment End Date, regardless of the manner of Executive’s termination of employment.
12.   Additional Acknowledgments.
(a)   EXECUTIVE ACKNOWLEDGES THAT SHE HAS READ THIS AGREEMENT AND THE FORM OF WAIVER AND GENERAL RELEASE IN THEIR ENTIRETY AND UNDERSTANDS ALL OF THEIR TERMS AND THAT SHE KNOWINGLY AND VOLUNTARILY ASSENTS TO ALL OF THE TERMS AND CONDITIONS CONTAINED HEREIN AND THEREIN, INCLUDING WITHOUT LIMITATION, THE CONTEMPLATED WAIVERS AND RELEASE, AND THAT HER WAIVER OF RIGHTS OR CLAIMS ARISING UNDER ANY STATUTE, LAW OR REGULATION IS IN WRITING AND IS UNDERSTOOD BY HER AND THAT EXECUTIVE HAS NO PHYSICAL OR MENTAL IMPAIRMENT OF ANY KIND THAT HAS INTERFERED WITH EXECUTIVE’S ABILITY TO READ AND UNDERSTAND THE MEANING OF THIS AGREEMENT, THE FORM OF WAIVER AND

GENERAL RELEASE OF CLAIMS OR THEIR TERMS, AND THAT EXECUTIVE IS NOT ACTING UNDER THE INFLUENCE OF ANY MEDICATION OR MIND-ALTERING CHEMICAL OF ANY TYPE IN ENTERING INTO THIS AGREEMENT OR THE WAIVER AND GENERAL RELEASE ON THE DATE HEREOF; AND
(b)   EXECUTIVE ACKNOWLEDGES THAT THE COMPANY EXPRESSLY ADVISED HER TO CONSULT WITH AN ATTORNEY OF HER CHOOSING PRIOR TO EXECUTING THIS AGREEMENT AND THE WAIVER AND RELEASE CONTEMPLATED HEREBY.
13.   Choice of Law; Contract Interpretation.
(a)   This Agreement shall be construed in accordance with and governed by the laws of the Island of Bermuda, without regard to principles of conflict of laws.
(b)   Executive agrees that the language of all parts of this Agreement shall be construed as a whole, and according to its fair meaning, and not strictly for or against Executive or the Company.
(c)   As used in this Agreement, the term “affiliate” of any person or entity shall mean any other person or entity that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such first person or entity. For purposes of this definition, “control” of an entity shall mean the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such entity or (ii) direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.
14.   Complete Agreement / Conflicts.   This Agreement, together with the Existing Agreement and the Waiver and General Release, is complete and is the only agreement of the Parties relating to the matters addressed herein and supersedes any and all prior promises or agreements made by, to or between the Parties, whether written or oral, with respect thereto. This Agreement shall be deemed to amend the Existing Agreement in all respects contemplated hereby, and the Existing Agreement shall otherwise remain unchanged. In the event of a conflict between the terms of this Agreement and the terms of the Existing Agreement, the terms of this Agreement shall prevail.

IN WITNESS WHEREOF, the Executive has duly executed this Agreement as of the date hereof.
For and on behalf of
ENSTAR GROUP LIMITED

By:
/s/ Dominic F. Silvester

Name:
Dominic F. Silvester

Title:
Chief Executive Officer

/s/ Orla Gregory

Orla Gregory

Exhibit A
WAIVER AND GENERAL RELEASE
This WAIVER AND GENERAL RELEASE (this “Release”) is made and entered into by and between Enstar Group Limited (the “Company”) and Orla M. Gregory (“Executive”) as of July 29, 2024.
BACKGROUND
WHEREAS, Executive and the Company are currently parties to that certain Amended and Restated Employment Agreement, dated as of January 21, 2020, as amended as of September 16, 2021 and further amended as of July 1, 2022 and March 21, 2023 (the “Existing Agreement”), as amended by that certain Transition Agreement dated as of July 29, 2024 (the “Transition Agreement”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
TERMS
1.   Release.
(a)   By countersigning and delivering to the Company this Release, and in consideration of the payments and other benefits provided in the Transition Agreement which provide for continued employment beyond the date of the Transition Agreement, Executive hereby releases and discharges the Company, its present and former parent corporations, its now or hereafter existing predecessors, joint ventures, partners, affiliates, subsidiaries, successors, assigns and otherwise related entities, and the respective incumbent and former shareholders, officers, directors, members, managers, employees, consultants, agents, representatives, fiduciaries of such entities and their respective successors and assigns and their respective benefit plans (the Company, together with the persons listed in this sentence being referred to collectively as the “Released Entities and Persons” and each a “Released Entity or Person”), from any and all claims, liabilities, demands or causes of action of whatever nature, known or unknown, inchoate or otherwise, whether based in contract (written, oral, express, implied or otherwise), any statute, regulation or other law (including common law) or in equity, that Executive has ever had or could have had as of the date of this Release, including, without limitation, any claim arising out of or in any way connected with or related to Executive’s employment by the Company or any of its affiliates and/or the Transition Agreement or the Existing Agreement, which includes (but is not limited to) the following:
(i)   any claim for additional pay, notice pay, severance pay, benefits, bonuses, incentives, awards, options, restricted stock awards, restricted stock units, performance stock units, stock appreciation rights, retention payments, commissions and/or bonuses, including under the Transition Agreement, the Existing Agreement, any benefit plan maintained by the Company or its affiliates, or any cash or equity incentive plan maintained by the Company or its affiliates;
(ii)   any claim regarding bias, age, sex, religion, religious creed, citizenship, color, race, ancestry, national origin, veteran, familial or marital status, sexual orientation or preference, genetic predisposition or carrier status, physical or mental disability or past or present history of the same or any other form of discrimination, including, without limitation, any rights or claims under any Bermudian or other law, regulation or ordinance; and/or
(iii)   any claim for: (A) harassment or retaliation; (B) intentional or negligent infliction of emotional harm, defamation or any other tort; (C) fraud or conversion; and (D) mental, physical or other personal injuries, or pain and suffering.
If any claim is not subject to release, to the extent permitted by law, Executive waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which the Company or any other Released Entity or Person is a party.

(b)   Should any provision of this Release be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Release in full force and effect. At the Company’s request, Executive agrees to execute and deliver to the Company a revised release which shall effectuate her intention to release the Released Entities and Persons unconditionally, as set forth in accordance with this Release, to the maximum extent permitted by law.
(c)   Notwithstanding the foregoing, the release contained herein shall not apply to any right or claim that may arise after the date hereof, or to the Company’s obligations under the Transition Agreement that are to be performed after the date hereof.
(d)   The release of claims contained herein shall not waive any rights Executive may have been granted under the certificate of incorporation, bylaws or other organizational documents of the Company or any of its affiliates, the Existing Agreement or any other policy relating to indemnification rights covering Executive’s actions on behalf of the Company or any of its affiliates in the scope of and during the course of Executive’s employment by the Company, including any insurance policies covering such actions.
2.   Choice of Law; Contract Interpretation.
(a)   This Agreement shall be construed in accordance with and governed by the laws of the Island of Bermuda, without regard to principles of conflict of laws.
(b)   Executive agrees that the language of all parts of this Agreement shall be construed as a whole, and according to its fair meaning, and not strictly for or against Executive or the Company.
(c)   As used in this Agreement, the term “affiliate” of any person or entity shall mean any other person or entity that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such first person or entity. For purposes of this definition, “control” of an entity shall mean the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such entity or (ii) direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

IN WITNESS WHEREOF, the Executive has duly executed this Release as of the date set forth below.
/s/ Orla Gregory

Orla Gregory
Date: July 29, 2024

Annex S

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2024

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.
Enstar Group Limited (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) on June 6, 2024. At the Annual Meeting, the Company’s shareholders voted on the following three proposals and cast their votes as described below.
Proposal No. 1: Election of twelve directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2025. There were a total of 725,692 broker non-votes with respect to each nominee.
Director	For	Against	Abstain
Robert J. Campbell	11,158,854	1,252,099	3,237
B. Frederick Becker	10,684,982	1,712,811	16,397
Sharon A. Beesley	12,307,010	103,943	3,237
James D. Carey	12,372,333	25,470	16,387
Susan L. Cross	12,389,852	21,102	3,236
Hans-Peter Gerhardt	11,299,793	1,111,160	3,237
Orla Gregory	12,353,389	57,573	3,228
Myron Hendry	12,274,112	136,820	3,258
Paul J. O’Shea	12,371,767	26,044	16,379
Hitesh Patel	12,298,201	112,502	3,487
Dominic Silvester	12,372,018	38,794	3,378
Poul A. Winslow	11,305,205	1,092,476	16,509
Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 725,692 broker non-votes on this proposal.
For	Against	Abstain
8,278,312	4,115,703	20,175
Proposal No. 3: Ratification of the selection of PricewaterhouseCoopers LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.
For	Against	Abstain
13,114,358	6,382	19,142

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENSTAR GROUP LIMITED
June 6, 2024	By: /s/ Audrey B. Taranto Audrey B. Taranto General Counsel and Corporate Secretary

Annex T

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 4, 2024

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share	ESGRP	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 4, 2024, Enstar (US), Inc., a wholly-owned subsidiary of Enstar Group Limited (the “Company”) entered into an amendment (the “Employment Agreement Amendment”) to the existing employment agreement between Paul Brockman and Enstar (US), Inc., dated as of January 8, 2018, as amended on March 21, 2023. Concurrent with the Employment Agreement Amendment, Enstar (EU) Limited, also a wholly owned subsidiary of the Company, entered into an employment agreement with Mr. Brockman (the “Enstar (EU) Employment Agreement” and, together with the Employment Agreement Amendment, the “Employment Agreements”). The Employment Agreements were entered into in connection with Mr. Brockman’s appointment to the position of Interim Chief Executive Officer of Enstar (EU) Limited. In addition to his new role as Interim Chief Executive Officer of Enstar (EU) Limited, Mr. Brockman continues to serve as the Company’s Chief Operating Officer, a position he has held since March 2023. Mr. Brockman no longer serves as the Company’s Chief Claims Officer, a position he held since September 2020.
Under the terms of the Employment Agreements, Mr. Brockman’s salary will be borne equally by Enstar (US), Inc. and Enstar (EU) Limited, and Enstar (EU) Limited will make tax equalization payments to Mr. Brockman so that the after-tax compensation for his service in the United Kingdom will be the same as if he had continued to serve the Company from the United States. The Employment Agreements do not otherwise change Mr. Brockman’s currently effective annual base salary or target compensation under the Company’s long-term equity compensation and annual incentive compensation programs. Except as set forth in the Employment Agreements, all other terms and conditions of Mr. Brockman’s existing employment agreement remain in full force and effect.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENSTAR GROUP LIMITED
April 10, 2024	By:	/s/ Audrey B. Taranto Audrey B. Taranto General Counsel and Corporate Secretary

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV56418-TBDFor Against Abstain! ! !NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment orpostponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.ENSTAR GROUP LIMITED1. Proposal 1 -- To approve, with immediate effect, an amendment to Enstar’s bye-laws, by inserting a new bye-law 78 as set forth in the Proxy Statement,which would require any resolution proposed at a general meeting to approve the merger or amalgamation of Enstar with any other company to beapproved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at suchgeneral meeting.4. Proposal 4 -- To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Enstar to its named executive officersin connection with the Mergers.5. Proposal 5 -- To approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxiesif there are insufficient votes at the time of the Special Meeting to approve the proposal to approve the Merger Agreement and the Mergers.2. Proposal 2 --To approve, with immediate effect, an amendment to Enstar’s bye-laws, by inserting a new bye-law 79 as set forth in the Proxy Statement,which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising out of or in connection with Enstar’s bye-laws.3. Proposal 3 --To approve (a) the Agreement and Plan of Merger dated as of July 29, 2024 (the “Merger Agreement”), by and among Enstar, Elk BidcoLimited (“Parent”), Elk Merger Sub Limited (“Parent Merger Sub”), Deer Ltd. (“New Company Holdco”) and Deer Merger Sub Ltd. (“Company MergerSub”), pursuant to which (i) Company Merger Sub will merge with and into Enstar, with Enstar surviving the merger (the “First Merger”), in accordancewith the terms of the Merger Agreement and the terms of the First Statutory Merger Agreement in the form substantially attached to the MergerAgreement, (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into Enstar, with Enstarsurviving such merger (the “Second Merger”), in accordance with the terms of the Merger Agreement and the terms of the Second Statutory MergerAgreement in the form substantially attached to the Merger Agreement, and (iii) as soon as practicable following the consummation of such merger,Parent Merger Sub will merge with and into Enstar, with Enstar surviving such merger (the “Third Merger” and together with the Second Merger andthe Third Merger, the “Mergers”), in accordance with the terms of the Merger Agreement and the terms of the Third Statutory Merger Agreement inthe form substantially attached to the Merger Agreement, (b) the Statutory Merger Agreements and (c) the Mergers.The Board of Directors recommends you vote FOR the following proposals (as listed in the Proxy Statement):! ! !! ! !! ! !! ! !SCAN TOVIEW MATERIALS & VOTE wENSTAR GROUP LIMITED150 2ND AVENUE NST. PETERSBURG, FL 33701VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on [TBD], 2024 for shares held directly and by 11:59 p.m.Eastern Time on [TBD], 2024 for shares held in a Plan. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ESGR2024SMYou may attend the Special Meeting via the Internet and vote during the Special Meeting.Have the information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Timeon [TBD], 2024 for shares held directly and by 11:59 p.m. Eastern Time on [TBD], 2024 for sharesheld in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.Preliminary Proxy Card - Subject to Completion

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:[TBD] is available at www.proxyvote.com.V56419-TBDENSTAR GROUP LIMITEDSpecial Meeting of Shareholders[TBD], 2024This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint his or her substitute,and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary sharesof ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at[TBD], [TBD], 2024, at [TBD], Atlantic Time online at www.virtualshareholdermeeting.com/ESGR2024SM, and any adjournmentor postponement thereof, with the same effect as if the undersigned were personally present at the Special Meeting, all asdescribed in the Proxy Statement dated [TBD] relating to the Special Meeting, and the undersigned hereby authorizes and instructsthe above named proxies to vote as specified herein and in the best judgment of the named proxies after consultation with theBoard of Directors or, if no recommendation is given, in their own discretion for other matters that may properly be presentedfor action at the Special Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals includedherein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, thepersons named in the proxy will vote in their discretion on such matters.Continued and to be signed on reverse side.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYNOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and anyadjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.5. Proposal 5 -- To approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicitadditional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve the MergerAgreement and the Mergers.! ! !Preliminary Proxy Card - Subject to CompletionV56412-TBDFor Against Abstain! ! !ENSTAR GROUP LIMITEDENSTAR GROUP LIMITED150 2ND AVENUE NST. PETERSBURG, FL 33701The Board of Directors recommends you vote FOR the following proposals.3. Proposal 3 -- To approve (a) the Agreement and Plan of Merger dated as of July 29, 2024 (the “Merger Agreement”), by and amongEnstar, Elk Bidco Limited (“Parent”), Elk Merger Sub Limited (“Parent Merger Sub”), Deer Ltd. (“New Company Holdco”) and DeerMerger Sub Ltd. (“Company Merger Sub”), pursuant to which (i) Company Merger Sub will merge with and into Enstar, with Enstarsurviving the merger (the “First Merger”), in accordance with the terms of the Merger Agreement and the terms of the First StatutoryMerger Agreement in the form substantially attached to the Merger Agreement, (ii) as soon as practicable following the consummationof the First Merger, New Company Holdco will merge with and into Enstar, with Enstar surviving such merger (the “Second Merger”),in accordance with the terms of the Merger Agreement and the terms of the Second Statutory Merger Agreement in the formsubstantially attached to the Merger Agreement, and (iii) as soon as practicable following the consummation of such merger, ParentMerger Sub will merge with and into Enstar, with Enstar surviving such merger (the “Third Merger” and together with the SecondMerger and the Third Merger, the “Mergers”), in accordance with the terms of the Merger Agreement and the terms of the ThirdStatutory Merger Agreement in the form substantially attached to the Merger Agreement, (b) the Statutory Merger Agreements and(c) the Mergers.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on [TBD], 2024 for shares held directly and by 11:59 p.m.Eastern Time on [TBD], 2024 for shares held in a Plan. Have your proxy card in hand when youaccess the web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ESGR2024SMYou may attend the Special Meeting via the Internet and vote during the Special Meeting. Have theinformation that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Timeon [TBD], 2024 for shares held directly and by 11:59 p.m. Eastern Time on [TBD], 2024 for sharesheld in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The [TBD] is available at www.proxyvote.com.V56413-TBDContinued and to be signed on reverse side.ENSTAR GROUP LIMITEDSpecial Meeting of Shareholders[TBD]This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, allSeries D Perpetual Non-Cumulative Preferred Shares or Series E Perpetual Non-Cumulative Preferred Shares ofENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at[TBD], [TBD], 2024, at [TBD], Atlantic Time online at www.virtualshareholdermeeting.com/ESGR2024SM, and any adjournment or postponement thereof, with the same effect as if the undersigned were personally present at the Special Meeting, all as described in the Proxy Statement dated [TBD] relating to the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified herein and in the best judgment of the named proxies after consultation with the Board of Directors or, if no recommendation is given, in their own discretion for other matters that may properly be presented for action at the Special Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.